UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-5141

Pacific Select Fund

(Exact name of registrant as specified in charter)

700 Newport Center Drive, P.O. Box 7500, Newport Beach, CA 92660

(Address of principal executive offices)

Robin S. Yonis

Vice President and General Counsel of Pacific Select Fund

700 Newport Center Drive

Post Office Box 9000

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Anthony Zacharski, Esq

Dechert LLP

90 State House Square

Hartford, CT 06103-3702

Registrant’s telephone number, including area code: (949) 219-6767

Date of fiscal year end: December 31

Date of reporting period: January 1–December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

December 31, 2015

Annual Report

PACIFIC SELECT FUND

TABLE OF CONTENTS

PACIFIC SELECT FUND

Letter to Shareholders	A-1
Performance Discussion	A-3
Schedules of Investments	B-1
Financial Statements:
Statements of Assets and Liabilities	C-1
Statements of Operations	C-9
Statements of Changes in Net Assets	C-17
Statements of Cash Flows	C-25
Financial Highlights	C-26
Notes to Financial Statements	D-1
Report of Independent Registered Public Accounting Firm	E-1
Disclosure of Fund Expenses	F-1
Trustees and Officers Information	F-5
Approval of Investment Advisory and Sub-Advisory Agreements	F-8
Special Meetings of Shareholders	F-25
Where to Go for More Information	F-26

PACIFIC SELECT FUND

Dear Shareholders:

We are pleased to share with you the Pacific Select Fund (Trust) Annual Report dated December 31, 2015. The Trust is the underlying investment vehicle for variable life insurance policies and variable annuity contracts offered by Pacific Life Insurance Company (Pacific Life) or its subsidiaries. Pacific Life Fund Advisors LLC (PLFA) is the Adviser to the Trust and supervises the management of all of the Trust’s funds. As Adviser to the Trust, PLFA manages the Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, and Portfolio Optimization Aggressive-Growth Portfolios (Portfolio Optimization Portfolios) and the Diversified Alternatives Portfolio, each of which is an asset allocation “fund of funds” and which invests in certain other Trust funds.

PLFA also manages the Pacific Dynamix-Conservative Growth, Pacific Dynamix-Moderate Growth and Pacific Dynamix-Growth Portfolios (Pacific Dynamix Portfolios) each of which is an asset allocation “fund of funds” and which invests in certain other Trust funds (Pacific Dynamix Underlying Funds) that are only available for investment by the three Pacific Dynamix Funds and are included in a separate Annual Report. Please see “Where to Go for More Information” for instructions on how to obtain the Pacific Dynamix Underlying Funds’ Annual Report.

Additionally, PLFA does business under the name “Pacific Asset Management” and manages the Core Income, Floating Rate Income and the High Yield Bond Portfolios under that name. For the other funds, the Adviser has retained other firms to serve as sub-advisers under its supervision. The sub-advisers, Adviser and Pacific Asset Management and their funds as of December 31, 2015 are listed below:

Sub-adviser	Fund	Page Number
Western Asset Management Company (Western Asset)	Diversified Bond Portfolio	A-5
Eaton Vance Investment Managers (Eaton Vance)	Floating Rate Loan Portfolio	A-7
Pacific Investment Management Company LLC (PIMCO)	Inflation Managed Portfolio	A-9
Western Asset Management Company (Western Asset)	Inflation Strategy Portfolio	A-11
Pacific Investment Management Company LLC (PIMCO)	Managed Bond Portfolio	A-12
T. Rowe Price Associates, Inc. (T. Rowe Price)	Short Duration Bond Portfolio	A-13
Ashmore Investment Management Limited (Ashmore)	Emerging Markets Debt Portfolio	A-14
Invesco Advisers, Inc. (Invesco)	Comstock Portfolio	A-15
T. Rowe Price Associates, Inc. (T. Rowe Price)	Dividend Growth Portfolio	A-16
BlackRock Investment Management, LLC (BlackRock)	Equity Index Portfolio	A-18
Janus Capital Management LLC (Janus)	Focused Growth Portfolio	A-18
MFS Investment Management (MFS)	Growth Portfolio	A-20
BlackRock Investment Management, LLC (BlackRock)	Large-Cap Growth Portfolio	A-21
ClearBridge Investments, LLC (ClearBridge)	Large-Cap Value Portfolio	A-22
J.P. Morgan Investment Management Inc. (JP Morgan)	Long/Short Large-Cap Portfolio	A-23
OppenheimerFunds, Inc. (Oppenheimer)	Main Street® Core Portfolio	A-24
Scout Investments, Inc. (Scout)	Mid-Cap Equity Portfolio	A-26
Ivy Investment Management Company (Ivy)	Mid-Cap Growth Portfolio	A-27
Boston Partners	Mid-Cap Value Portfolio	A-28
BlackRock Investment Management, LLC (BlackRock)/ Franklin Advisory Services, LLC (Franklin)	Small-Cap Equity Portfolio	A-30
Lord, Abbett & Co. LLC (Lord Abbett)	Small-Cap Growth Portfolio	A-31
BlackRock Investment Management, LLC (BlackRock)	Small-Cap Index Portfolio	A-32
AllianceBernstein L.P. (AllianceBernstein)	Small-Cap Value Portfolio	A-33
J.P. Morgan Investment Management Inc. (JP Morgan)	Value Advantage Portfolio	A-34
OppenheimerFunds, Inc. (Oppenheimer)	Emerging Markets Portfolio	A-36
MFS Investment Management (MFS)	International Large-Cap Portfolio	A-37
QS Batterymarch Financial Management, Inc. (QS Batterymarch)	International Small-Cap Portfolio	A-38
J.P. Morgan Investment Management Inc. (JP Morgan)	International Value Portfolio	A-39
BlackRock Investment Management, LLC (BlackRock)	Health Sciences Portfolio	A-40
Morgan Stanley Investment Management Inc. (Morgan Stanley)	Real Estate Portfolio	A-41

PACIFIC SELECT FUND

Sub-adviser	Fund	Page Number
Ivy Investment Management Company (Ivy)	Technology Portfolio	A-42
BlueBay Asset Management LLP (BlueBay)	Absolute Return Portfolio	A-42
Macro Currency Group (MCG)/ UBS Global Asset Management (Americas) Inc. (UBS)	Currency Strategies Portfolio	A-44
AQR Capital Management, LLC (AQR)	Equity Long/Short Portfolio	A-46
Eaton Vance Investment Managers (Eaton Vance)	Global Absolute Return Portfolio	A-47
Adviser	Fund	Page Number
Pacific Life Fund Advisors LLC (PLFA)	Pacific Dynamix-Conservative Growth Portfolio	A-48
	Pacific Dynamix-Moderate Growth Portfolio	A-49
	Pacific Dynamix-Growth Portfolio	A-50
	Portfolio Optimization Conservative Portfolio	A-52
	Portfolio Optimization Moderate-Conservative Portfolio	A-53
	Portfolio Optimization Moderate Portfolio	A-54
	Portfolio Optimization Growth Portfolio	A-55
	Portfolio Optimization Aggressive-Growth Portfolio	A-56
	Diversified Alternatives Portfolio	A-45
Pacific Asset Management	Core Income Portfolio	A-4
	Floating Rate Income Portfolio	A-6
	High Yield Bond Portfolio	A-9

Each of the sub-advisers, Adviser and Pacific Asset Management has prepared a discussion regarding the performance of the funds that they manage, including commentary discussing positive and negative factors affecting performance for the past twelve months.

We appreciate your confidence in the Trust and look forward to serving your financial needs in the years to come.

Sincerely,

James T. Morris Chairman of the Board Pacific Select Fund	Mary Ann Brown Chief Executive Officer Pacific Select Fund

PACIFIC SELECT FUND PERFORMANCE DISCUSSION

This Annual Report is provided for the general information of investors with beneficial interests in the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus, as supplemented, which contains information about the Trust and each of its funds, including their investment objectives, risks, charges and expenses. You should read the prospectus carefully before investing. There is no assurance that a fund will achieve its investment objective. Each fund is subject to market risk. The value of a fund changes as its asset values go up or down. The value of a fund’s shares will fluctuate, and when redeemed, may be worth more or less than their original cost. The total return for each fund of the Trust includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if included, would have resulted in lower returns. Past performance is not predictive of future performance. This report shows you the performance of the Trust’s funds compared to benchmark indices. Index performance is provided for illustrative and comparative purposes only and does not predict or depict the performance of the funds. Indices are unmanaged, do not incur transaction costs, do not include fees and expenses and cannot be purchased directly by investors. Index returns include reinvested dividends.

PLFA supervises the management of all of the Trust (subject to the review of the Trust’s Board) and directly manages, under the name Pacific Asset Management, the Core Income, Floating Rate Income and High Yield Bond Portfolios. PLFA also manages the Pacific Dynamix Portfolios and the Portfolio Optimization Portfolios. PLFA has written the general market conditions commentary which expresses PLFA’s opinions and views on how the market generally performed for the year ended December 31, 2015.

For the other funds, PLFA has retained other firms to serve as sub-advisers under its supervision. Each of the sub-advisers (including Pacific Asset Management) has written a separate commentary specific to the fund(s) that they manage and as such, is based on their opinions of how their fund(s) performed during the year. The views expressed in the commentaries reflect those of the sub-advisers for the year ended December 31, 2015.

All views are subject to change at any time based upon market or other conditions, and the Trust, its adviser and the sub-advisers disclaim any responsibility to update such views. Any references to “we,” “I,” or “ours” are references to the sub-adviser or adviser, as applicable. The adviser and sub-advisers may include statements that constitute “forward-looking statements” under the United States (U.S.) securities laws. Forward- looking statements include information concerning possible or assumed future results of the Trust’s investment operations, asset levels, earnings, expenses, industry or market conditions, regulatory developments and other aspects of the Trust’s operations or general economic conditions. In addition, when used in this report, words such as “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates,” “projects” and future or conditional verbs such as “will,” “may,” “could,” “should” and “would,” or any other statement that necessarily depends on future events, are intended to identify forward-looking statements. Forward-looking statements are not guarantees of performance or economic results. They involve risks, uncertainties and assumptions. Although such statements are based on expectations that the adviser or a sub-adviser believes to be reasonable, actual results may differ materially from expectations. Investors must not rely on any forward-looking statements.

In connection with any forward-looking statements and any investment in the Trust, investors should carefully consider the investment objectives, policies and risks described in the Trust’s current prospectus, as supplemented, and the Statement of Additional Information, as supplemented.

Market Conditions (for the year ended December 31, 2015)

Executive Summary

Most broad markets closed 2015 on a relatively benign note; however, the year was filled with divergent themes that generated volatility across trading markets throughout the reporting period. These themes resulted in considerable return dispersion among various asset classes.

Opposing actions taken by major central banks remained a prevalent focus throughout the year. The Bank of Japan (BoJ) continued to provide additional stimulus throughout 2015 to extend life support for the struggling Japanese economy. The European Central Bank (ECB) also took aggressive quantitative easing (QE) measures to rebuild confidence in Europe. These policies contrasted with that of the U.S. Federal Reserve System (Fed), which ended its QE/bond buying program in 2014 and raised interest rates for the first time in nearly a decade in December 2015. These divergent actions have generally been pushing the U.S. dollar higher since mid-2014. An appreciating U.S. dollar, in turn, has far-reaching implications including downward pressure on commodity prices and added pressure on foreign entities that issue U.S. dollar-denominated bonds.

While the rising U.S. dollar may have contributed to falling commodity prices, other factors compounded the impact. China, which was a massive consumer of raw materials, continued to steadily move away from a manufacturing to a services-focused economy. As a result, China considerably pared back infrastructure and property investments, which meant less demand for commodities like crude oil. While decreased demand for commodities contributed to the downturn in energy prices, persistent oversupply of crude oil also continued exerting negative pressure on prices. Fracking activity led U.S. oil production to nearly double within the past three years. Faced with this, Saudi Arabia was reluctant to pull back production as it attempted to maintain its market share. As a result, crude prices fell below $40 per barrel as of year-end, a level unseen in over a decade.

Plunging crude oil prices and concerns over rising U.S. rates and currency created major hurdles for energy producers, especially those based in emerging markets. Anxiety over debt default concerns as well as the slowdown in China and its impact on the rest of the world rattled global markets, and even influenced the Fed to postpone additional rate hikes.

See explanation of benchmark definitions on A-57 through A-59

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Fixed Income

While the 10-year Treasury yield ended nearly where it started the year, interest rates on the ten-year treasury fluctuated roughly between 1.6% and 2.5% over the reporting period. The broad domestic bond market (as defined by the Barclays U.S. Aggregate Bond Index) returned 0.55% for the reporting period.

Intermediate-term Treasuries fared better than long-term and short-term bonds. Investment-grade credit outperformed high yield bonds as spreads, which move in the opposite direction to prices, continued to climb higher over the reporting period. Energy producers represented a significant portion of the high yield market, and thus falling oil prices fueled concerns over potential defaults from these issuers, negatively impacting that asset class.

The emerging markets debt category had mixed results. U.S. dollar-denominated emerging markets debt performed well, whereas local currency-denominated instruments were negatively affected by the surge in the U.S. dollar and saw losses over the reporting period. The Treasury Inflation-Protected Securities (TIPS) category saw losses as inflationary concerns were essentially non-existent.

Domestic Equity

Domestic equities edged out a modest gain for the reporting period after experiencing some volatility over the second half of the year. The broad domestic equity benchmark as represented by the Standard and Poor’s (S&P) 500 Index gained 1.38% over the reporting period, after experiencing a strong rally over the past few years. Large-capitalization stocks outpaced small-capitalization stocks and growth continued to outperform value. Large-capitalization value styles had a sizeable overweight to the energy sector compared to their growth counterpart. On the one hand, tumbling oil prices shrank any energy sector’s profits. On the other hand, sectors such as consumer discretionary and consumer staples had solid gains during the reporting period. These sectors tended to see positive spillover effects from low oil prices as consumers have more disposable income.

International Equity

International equities ended the year with small losses as the Morgan Stanley Capital International (MSCI) Europe, Australasia, and Far East (EAFE) Index (Net) returned -0.81% over the reporting period. While foreign equities performed relatively well over the first half of the year, the third quarter of 2015 was particularly challenging for global stocks as investors exhibited elevated concerns over the contracting manufacturing activity in China. The investor angst especially challenged emerging market equities, which were among the worst performing asset classes for the reporting period as evidenced by the MSCI Emerging Markets Index (Net) tumbling -14.92%. Developed foreign market equities fared much better, however, with Japanese stocks contributing positively to performance due to Japan’s stimulative government policies.

Market Outlook

For 2016, global markets show both underlying strength and signs of fragility, which emphasizes the need for diversification, diligence, and determination to make it through volatile bouts. The Fed’s decision to move ahead in December 2015 can largely be seen as a vote of confidence in the U.S. economic recovery as the other leg of the Fed’s dual mandate, namely inflation, has been consistently below its official target of 2% per year. The run-up in the value of the U.S. dollar may be largely complete, although monetary stimulus in Europe and Japan might still push the U.S. dollar higher. A weakening European currency should also provide a continued boost to the recovering Eurozone through stronger exports and, in turn, should bolster the ongoing market expansion overseas.

Equities, both domestically and abroad, may experience continued but modest expansion with double-digit returns far more difficult to achieve. Earnings could modestly expand here in the U.S. with a tailwind for financials as rising rates could provide more interest margin. Energy once again looks the most troubling as the prospect for continued low oil prices puts pressure on balance sheets of many shale oil businesses that have thrived on easy and cheap capital. International developed markets look more favorable as economic momentum gathers on all fronts and central bankers remain committed to stimulus.

Emerging markets, however, remain pressured as investors continue to focus on challenges in China’s manufacturing sector. While a slowdown in Chinese growth is likely, given that the positive momentum of their services sector is not expected to keep up with the contraction in manufacturing, we at PLFA see volatility stemming more from Chinese officials handling of the renminbi (official currency of Peoples Republic of China) and their stock markets. More broadly, we see emerging markets pressured primarily from a slowing China and anticipated impacts on commodity and oil exporters.

Core Income Portfolio (managed by Pacific Asset Management)

Q. How did the fund perform for the period ended December 31, 2015?

A. The Core Income Portfolio commenced operations on April 27, 2015. For the period from inception through December 31, 2015, the Core Income Portfolio’s Class I returned -3.43%, compared to a -1.26% return for the Barclays U.S. Aggregate Bond Index.

See explanation of benchmark definitions on A-57 through A-59

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the fund to its benchmark for the period from inception on April 27, 2015 through December 31, 2015. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on April 27, 2015 through December 31, 2015 are also shown in the table below. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Total Returns for the period from Inception through December 31, 2015
Since Inception (4/27/15)

Fund’s Class I	(3.43%)
Barclays U.S. Aggregate Bond Index	(1.26%)

Fund’s Class P	(3.30%)
Barclays U.S. Aggregate Bond Index	(1.26%)

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the period from inception through December 31, 2015, the fund’s Class I underperformed the benchmark. The fund is an intermediate-term, corporate debt-focused strategy. Using a fundamental approach with a top-down overlay, Pacific Asset Management’s team of portfolio managers and research analysts look at the relative value of each security and assess the macro environment and marketplace for tailwinds and catalysts.

During the reporting period, the fund underperformed the benchmark primarily due to the fund’s focus on BBB- rated intermediate term corporate debt securities. During the reporting period, given higher levels of volatility and lack of investor risk appetite, corporate bonds underperformed government-related securities. The fund’s allocation to high yield bonds and bank loan securities were also detractors from performance. The fund’s underweight to energy-related companies was a benefit to performance. Duration management was neutral to fund performance.

Diversified Bond Portfolio (managed by Western Asset Management Company)

Q. How did the fund perform for the year ended December 31, 2015?

A. For the year ended December 31, 2015, the Diversified Bond Portfolio’s Class I returned 1.05%, compared to a 0.55% return for its benchmark, the Barclays U.S. Aggregate Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the fund to its benchmark for the period from inception on May 1, 2006 through December 31, 2015. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2015 are also shown in the table below. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Western Asset Management Company began managing the fund on February 2, 2009, and some investment policies changed at that time. Another firm managed the fund before that date.

Average Annual Total Returns for the periods ended December 31, 2015 (1)
	1 Year	5 Years	Since Inception (5/1/06)

Fund’s Class I	1.05%	4.31%	4.26%
Barclays U.S. Aggregate Bond Index	0.55%	3.25%	4.76%
	1 Year	Since Inception (5/2/11)

Fund’s Class P	1.25%	4.36%
Barclays U.S. Aggregate Bond Index	0.55%	3.11%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See explanation of benchmark definitions on A-57 through A-59

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class I outperformed the benchmark. We at Western Asset utilize a global investment platform to build a diversified portfolio of investment grade bonds with opportunistic allocations to high yield, emerging markets and non-U.S. dollar securities to enhance returns. Value is added through sector rotation, yield curve positioning, issue selection and duration management.

The fund’s outperformance was due to interest rate management being the largest contributor over the reporting period. Tactical duration management added to fund performance as rates ended the year higher. An emphasis on longer-dated yields was also a key contributor as the yield curve flattened. Non-agency mortgage exposure added meaningfully to performance as the housing market continued to recover, contributing to improved pricing in the sector. Issue selection and an overweight to the investment grade credit financial subsector added to fund performance. While excess returns in the overall credit sector were meaningfully negative, the financial subsector was the only area that saw positive excess returns as fundamentals in the banking sector remained sound. The fund’s allocation to agency mortgages was a small positive contributor, mainly due to trading strategies and issue selection. Short positions in the Japanese yen and the euro contributed meaningfully to performance as both currencies fell versus the U.S. dollar. However, emerging markets and high yield bonds were meaningful negatives, as worries over global growth, declines in commodity prices, and U.S. dollar strength continued to impact these sectors.

During reporting period, the fund used Treasury futures and options, Eurodollar futures and options, and interest rate swaps and swaptions to manage duration and yield curve exposure. The use of these instruments had a positive impact on fund performance. Various credit default swaps on both indices and individual credit issuers were used as an efficient, low cost way of adjusting credit exposure on the margin, as well as the commercial mortgage-backed securities (CMBS) sector. The use of these instruments also had a positive impact on fund performance for the reporting period. The fund used foreign exchanges to take outright positions in a variety of currencies. The use of these instruments also contributed to fund performance.

While the Fed began the process of interest rate normalization during the end of the reporting period, we expect the pace of normalization to be extremely gradual, with the Fed remaining largely accommodative for some time. While U.S. labor market conditions have improved, inflation is low and may remain so for some time, which sets the stage for continued Fed accommodative policy. Furthermore, while inflation remains subdued, Western Asset believes that a sustained rise in long-term bond yields is unlikely. Meanwhile, economic data in the U.S. support our reduced expectation for growth of about 1.5% to 2.0% in 2016.

Developments in China have been a key source of volatility in recent months as side effects of Chinese efforts to transform its economy have reverberated around the world. As China shifts from an investment- and export-led growth model to a more sustainable consumption- and service-based economy, its growth has in turn slowed, and Chinese demand for commodities has decreased. We feel that this shift is a prudent long-term transformation for China and that Chinese officials have the monetary and policy tools and the ability to manage the change, albeit with hiccups likely along the way. Many emerging market countries, however, face a more challenging environment given the recent downturn in commodity prices. Longer term, we believe emerging market countries will benefit from the recovery in global growth. Given our opinion that the global economic recovery will continue despite challenges, and that the U.S. economy will experience further modest growth, we remain constructive on spread product, believing it will outperform Treasuries in the intermediate and long term. Continued central bank expansionary policy is central to our opinion. Our portfolios are modestly overweight investment grade credit, particularly financials, which currently offer attractive yields while appearing more utility-like in the face of increased regulation. Where allowed, we are overweight to the high-yield and bank loan sectors as we believe these sectors should benefit from the continued economic recovery. On a fundamental value basis, Western Asset believes very high implied default rates, which are much higher than realized rates, signal attractive valuations. We are underweight to agency mortgage-backed securities (MBS) given the uncertainty as to when the Fed will stop investing principal payments from its MBS portfolio; how a Fed rate hike will affect spreads; and also due to the current level of tight spreads. The spread between emerging market and developed market yields remains wide, and, in our opinion, presents an opportunity to add value in select countries.

While market volatility eased during the last quarter of the reporting period, we believe the risks to a fragile global recovery are not insignificant. Our focus remains on longer-term fundamentals with diversified strategies to manage risk. The fund remains invested in the spread product sectors, while seeking to take advantage of attractive valuations, using duration opportunistically as valuations change and to help mitigate downside risks.

Floating Rate Income Portfolio (managed by Pacific Asset Management)

Q. How did the fund perform for the year ended December 31, 2015?

A. For the year ended December 31, 2015, the Floating Rate Income Portfolio’s Class I returned 0.86%, compared to a -0.38% return for its benchmark, the Credit Suisse Leveraged Loan Index.

See explanation of benchmark definitions on A-57 through A-59

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the fund to its benchmark for the period from inception on April 30, 2013 through December 31, 2015. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on April 30, 2013 through December 31, 2015 are also shown in the table below. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2015
	1 Year	Since Inception (4/30/13)

Fund’s Class I	0.86%	1.32%
Credit Suisse Leveraged Loan Index	(0.38%)	1.71%

Fund’s Class P	1.06%	1.52%
Credit Suisse Leveraged Loan Index	(0.38%)	1.71%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class I outperformed the benchmark. Pacific Asset Management’s team of portfolio managers and research analysts look for investment opportunities in floating rate loans and floating rate debt securities with a focus on the large-capitalization issuers within the bank loan universe.

The fund outperformed the benchmark for the reporting period due to security selection and sector allocations. The significant underweight or no exposure to energy, media & telecommunication, utilities and metals & minerals were the primary drivers of relative outperformance. The overweight to retail and manufacturing detracted from performance. The focus on large-capitalization issuers was negative to performance as smaller companies outperformed. Overweights to Landmark Aviation, Altice, and Level 3 Communications were the top contributors to performance while Neiman Marcus, Accudyne, and Brickman Group were the largest detractors.

At the end of the reporting period, the fund was overweight housing, forest products/containers, and food and drug while underweight technology, health care, and media & telecommunication. During the reporting period, Pacific Asset Management selectively added high yield bonds during the market sell-off, most of which were first-lien. Since the third quarter of the reporting period, Pacific Asset Management has held no energy-related issuers and an underweight to metals/mining, with Fortescue Metals the only commodity-related company holding. The capital losses in commodity companies and likely surge in defaults/distressed situations leaves Pacific Asset Management cautious on the sectors. Pacific Asset Management does not currently plan to increase its exposure to commodity companies.

Floating Rate Loan Portfolio (managed by Eaton Vance Investment Managers)

Q. How did the fund perform for the year ended December 31, 2015?

A. For the year ended December 31, 2015, the Floating Rate Loan Portfolio’s Class I returned -1.01%, compared to a -0.69% return for its benchmark, the S&P/LSTA Leveraged Loan Index.

See explanation of benchmark definitions on A-57 through A-59

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the fund to its benchmark for the period from inception on May 1, 2007 through December 31, 2015. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2015 are also shown in the table below. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

Eaton Vance Investment Managers assumed management of the fund on August 1, 2013. Eaton Vance Management, an affiliate of Eaton Vance Investment Managers, managed the fund from May 1, 2010 to July 31, 2013. Another firm managed the fund before May 1, 2010, and some investment policies changed at that time.

Average Annual Total Returns for the periods ended December 31, 2015 (1)
	1 Year	5 Years	Since Inception (5/1/07)

Fund’s Class I	(1.01%)	2.94%	0.78%
S&P/LSTA Leveraged Loan Index	(0.69%)	3.41%	3.89%
	1 Year	Since Inception (5/2/11)

Fund’s Class P	(0.82%)	2.85%
S&P/LSTA Leveraged Loan Index	(0.69%)	2.99%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class I underperformed the benchmark. Relative to the benchmark, the fund maintains a greater focus on higher-quality loans in seeking to invest in a portfolio of floating rate loans of domestic and foreign borrowers that we believe will be less volatile over time than the general loan market, while maintaining broad borrower and industry diversification among the fund’s senior loans.

We at Eaton Vance maintain the fund’s strategy by employing a rigorous, bottom-up credit research process where loan selection drives fund performance. That said, looking at the impact of performance results by industry, the fund benefited from underweight exposures to the underperforming oil & gas and utilities industries. Modestly detracting from relative performance were underweight exposures to the lodging & casinos and surface transport industries.

Performance trends within the loan market were bifurcated in a number of ways during the reporting period. Of note, larger and more actively traded loans underperformed less liquid loans. In an environment marked by heightened volatility and risk aversion by retail investors, more widely held and actively traded issues took the brunt of selling pressure from investors exiting the asset class. As these loans tend to be issued by larger and more durable companies, which the fund has tended to favor, positioning in larger loans was a relative detractor from performance versus the benchmark. By way of example, the S&P/LSTA Leveraged Loan 100 Index, a barometer of the largest loans within the benchmark, returned -2.75% during the reporting period, well below the benchmark return.

From a performance allocation perspective, the fund’s exposure to high yield bonds, which are not held in the benchmark, represented a drag on relative performance, as high yield bonds underperformed loans by a meaningful margin during the period, with the Barclays U.S. Corporate High Yield Index producing a negative return of -4.47%.

Contributing to relative performance results was the fund’s quality positioning. Looking across ratings tiers for the 12-month period, BB-rated loans in the benchmark returned 2.23%, B-rated loans in the benchmark returned -0.82%, CCC-rated loans in the benchmark returned -8.43% and defaulted loans in the benchmark returned -42.86%. The double-digit negative performance of the defaulted loan category was due in large part to the continued decline of the defaulted loan issued by Energy Future Holdings Corp (EFH), a major component of the benchmark that was not held by the fund. The fund’s overweight to BB-rated loans and underexposure to the CCC-rated loans and defaulted loan categories benefited relative performance during the reporting period. The fund’s avoidance of the defaulted EFH loan in particular was the largest individual contributor to fund performance versus the benchmark during the period. Among the individual loan positions that detracted most from relative performance included overweight positions in loans issued by Millennium Laboratories and Patriot Coal.

The cornerstones of the strategy’s investment philosophy are intense, internal credit research and broad diversification. The fund held 409 issuer positions across 39 industries as of December 31, 2015. Important to note, we believe the optimal risk/return profile can be achieved predominately through interest income realized through investments of higher quality loans, rather than primarily seeking the capital gains associated with distressed loans. As of the end of the reporting period, the fund maintained a sizeable overweight position in BB-rated loans (44.9% versus 37.9%) and minimal exposure to the more distressed loan categories rated below B (1.8% versus 4.9%). The fund’s higher quality positioning was also exhibited in its average loan price of $93.32 versus $91.26 for the benchmark as of December 31, 2015.

See explanation of benchmark definitions on A-57 through A-59

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Given the floating-rate nature of the asset class, the fund is exposed to minimal interest rate risk as the loans in the fund reset their coupons every 61 days on average as of December 31, 2015, resulting in fund duration of roughly 0.17 years for the reporting period.

High Yield Bond Portfolio (managed by Pacific Asset Management)

Q. How did the fund perform for the year ended December 31, 2015?

A. For the year ended December 31, 2015, the High Yield Bond Portfolio’s Class I returned -4.64%, compared to a -4.43% return for its benchmark, the Barclays U.S. High-Yield 2% Issuer Capped Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the fund to its benchmark for the ten-year period ended December 31, 2015. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2015 are also shown in the table below. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2015
	1 Year	5 Years	10 Years

Fund’s Class I	(4.64%)	4.13%	5.51%
Barclays U.S. High-Yield 2% Issuer Capped Bond Index	(4.43%)	5.03%	6.95%
	1 Year	Since Inception (5/2/11)

Fund’s Class P	(4.45%)	3.45%
Barclays U.S. High-Yield 2% Issuer Capped Bond Index	(4.43%)	4.20%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class I underperformed the benchmark. The fund seeks a high level of income by investing in non-investment grade debt instruments. Using a fundamental approach with a top-down overlay, Pacific Asset Management’s team of portfolio managers and research analysts look at the relative value of each security and assess the macro environment and marketplace for tailwinds and catalysts.

During the reporting period, the fund underperformed the benchmark primarily due to an overweight to CCC- and B- rated issuers versus BB- rated bonds. For the reporting period, CCC- and B- rated bonds underperformed BB- rated bonds given higher levels of volatility and lack of investor risk appetite. During the reporting period, weakening growth outlooks and concerns toward the credit cycle negatively impacted lower-quality high yield bonds. During the reporting period, BB- rated bonds returned -1.00% versus CCC- rated bonds returning -12.11%. Overweights to gaming, building materials and packaging benefited performance. Underweights to banking, cable & satellite and technology detracted from fund performance.

Inflation Managed Portfolio (managed by Pacific Investment Management Company LLC)

Q. How did the fund perform for the year ended December 31, 2015?

A. For the year ended December 31, 2015, the Inflation Managed Portfolio’s Class I returned -3.06%, compared to a -1.44% return for its benchmark, the Barclays U.S. TIPS Index.

See explanation of benchmark definitions on A-57 through A-59

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the fund to its benchmark for the ten-year period ended December 31, 2015. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2015 are also shown in the table below. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2015
	1 Year	5 Years	10 Years

Fund’s Class I	(3.06%)	2.27%	3.97%
Barclays U.S. TIPS Index	(1.44%)	2.55%	3.93%
	1 Year	Since Inception (5/2/11)

Fund’s Class P	(2.87%)	1.63%
Barclays U.S. TIPS Index	(1.44%)	1.74%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class I underperformed the benchmark. We at PIMCO implement the investment strategies by investing in bonds and derivative instruments. An overweight position to intermediate TIPS, through cash bonds and interest rate swaps, relative to the benchmark was negative for the fund’s performance as the real yield curve steepened during the calendar year. In addition, exposure to longer-dated U.S. inflation breakeven exposure (breakevens which are the difference between nominal and real yields) facilitated partially through the use of pay fix interest rate swaps, detracted significantly from performance as breakevens fell alongside oil prices. Within currencies, the fund’s U.S. dollar bias, namely positions against the euro and Japanese yen, contributed to positive returns, as these currencies depreciated relative to the U.S. dollar. Security and sector selection within credit was modestly positive for performance despite overall spread widening for the year. An allocation to non-agency MBS was positive for performance given that the sector continued to benefit from the ongoing housing recovery. Exposure to non-U.S. developed inflation-linked bonds (ILBs), particularly in the United Kingdom (U.K.) through pay fix longer-dated U.K. Retail Price Index (“RPIs”), was negative for fund performance as real yields rose in the region. Conversely, the fund’s allocations to securities in peripheral countries, such as Spanish and Italian nominal bonds and ILBs added to returns as rates fell. The fund’s exposure to emerging market local debt denominated in Brazilian real, partially achieved through zero coupon swaps, detracted from fund performance as rates sold off during the year. Lastly, an allocation to select agency government bonds was negative for returns as those securities underperformed.

During the reporting period the fund sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities or to the broader investment grade, high yield, or emerging market sectors through the use of credit default swaps on credit indices. The fund also purchased credit protection during the period to reduce credit exposure to individual issuers, reduce broader credit risk, or to take advantage of the basis between the credit default swap and cash bond market. The fund entered into interest rate swaps to manage nominal or real interest rate exposure in various global markets or as a substitute for cash bond exposure. The fund entered into futures contracts to manage interest rate exposure, as a substitute for cash bond exposure, or for purposes of liquidity. Interest rate swaps and futures allow the portfolio manager to effectively manage risk and gain or reduce exposure by targeting specific markets and areas of the yield curve that may not otherwise be accessible through the use of cash bonds. The fund sold/wrote options and swaptions on futures, currencies, volatility and swaps as a means of capitalizing on anticipated changes in market volatility, or to generate income. The fund also sold/wrote inflation floors and caps to hedge duration in the fund. The fund purchased and sold foreign currency contracts in connection with settling planned purchases or sales of securities to hedge the currency exposure associated with some or all of a fund’s securities or as a part of an investment strategy. Lastly, the fund held volatility swaps, tactical positions designed to take a small position on the volatility of currencies.

Our strategies will emphasize diverse sources of potential return, beyond traditional interest rate duration. In real return strategies, we expect to maintain full exposure to ILBs and inflation protection while tactically managing fund duration, curve and country selection.

We are underweight U.S. interest rate risk and are focusing on opportunities across real and nominal yield curves. We are concentrating duration exposure out the real curve, specifically in the 10+ year maturities. We see attractive opportunities for carry and roll-down in the belly of the U.S. real yield curve. We also like being long the breakevens in the U.S. (long TIPS vs short nominal) given underpriced inflation risk. We continue to seek opportunities outside the U.S., where business cycles may anchor rates for a considerable period. Given a building, technical tailwind from the scale and scope of the ECB’s QE purchases, we see opportunities in sovereign debt in peripheral countries like Italy and Spain. Outside of the Eurozone, we hold New Zealand ILBs that offer attractive real yields and policy maneuverability. With continued divergence in economic growth and central bank policies, we maintain our long-dollar bias against the euro and Japanese yen in particular.

See explanation of benchmark definitions on A-57 through A-59

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Inflation Strategy Portfolio (managed by Western Asset Management Company)

Q. How did the fund perform for the year ended December 31, 2015?

A. For the year ended December 31, 2015, the Inflation Strategy Portfolio’s Class I returned -3.21%, compared to a -1.44% return for its benchmark, the Barclays U.S. TIPS Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the fund to its benchmark for the period from inception on May 2, 2011 through December 31, 2015. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2015 are also shown in the table below. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2015
	1 Year	Since Inception (5/2/11)

Fund’s Class I	(3.21%)	0.48%
Barclays U.S. TIPS Index	(1.44%)	1.74%

Fund’s Class P	(3.02%)	0.66%
Barclays U.S. TIPS Index	(1.44%)	1.74%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class I underperformed the benchmark. We at Western Asset maintain the fund’s strategy by holding a mixture of TIPS, derivatives, including total return swaps on TIPS, and ILBs issued by foreign governments. Non-U.S. dollar inflation-linked securities (linkers) were chosen based on their relative value to TIPS of a corresponding maturity. Inflation-linked swaps were used to obtain exposure to the TIPS market and generally assisted the tracking of the benchmark, although at a cost to the fund. Other derivatives, including bond futures and options and interest rate futures, were utilized to achieve desired levels of interest rate risk and yield curve exposures, or to capture relative value opportunities. Generally, they assisted tracking performance. The fund failed to track the index in the early part of the year, as TIPS performed strongly in the second quarter on the strong rebound in oil. The fund’s strategic underweight to TIPS relative to the benchmark caused the bulk of the underperformance in the second quarter, but over the year our preference for nominal bonds over TIPS was a positive as breakevens fell along with commodities. We maintained very little foreign bonds in the fund, focusing on Canadian linkers which were a small contributor to performance. We attempted to employ the new latitudes, including foreign exchange strategies but with limited success so far, as it resulted in a small detractor from performance.

The main detractors from performance were duration and yield curve strategies, especially in the second quarter. We mistakenly thought the Greek crisis was solved and were called out of our strategic short duration position as bond yields squeezed sharply lower in late July. Over the year, the fund’s option strategies were positive contributors and helped control overall risk levels. In keeping with Western Asset’s optimism on the economy and confidence in the Fed normalizing interest rates, we maintained a flattening yield curve bias, particularly via short positions in 2015 eurodollar futures, both of which were detractors from performance.

The inflationary environment remains extremely mixed, with the moderate recovery in global demand helped by improvement in Europe, balanced against a sluggish U.S. economy and suspicion that China is slowing more rapidly than expected. Adding to the poor economic drivers, deflationary fears continue to emanate from the growing list of geopolitical tensions, while a background threat from Fed tightening also remains, although this threat in itself is mitigated somewhat by low inflation levels. Additionally, the new Chinese monetary environment (since the launch of the currency reforms in August 2015) and weak economic data continue to fuel de-valuation fears. The lack of U.S. wage growth and weak U.S. productivity also leaves the inflation outlook poor as we continue to expect inflation to remain benign. Last summer we highlighted the puzzling strength of oil prices, believing that the signing of the Iran nuclear deal and the Organization of Petroleum Exporting Countries (OPEC) meeting in December 2015 would provide clarity and initiate the next leg down in prices. This is indeed what happened, although the pace of decline looks to be moderated by the size of speculative shorts in oil futures and the growing instability in the Middle East. Neither of these are enough, in our opinion, to prevent further slippage in prices into the spring and the consequent decline in gasoline prices and U.S. inflation rates.

In our opinion, the global policy response will likely balance these conflicting deflationary threats and, provided Chinese fears prove to be groundless, we will continue to expect the Fed to move interest rates up having begun the normalization process in December 2015. The ECB, BoJ, and Chinese authorities are likely to increase stimulus programs which should calm markets, reduce the risk of deflation and keep consumers spirits alive to support an improvement in global demand by the early summer months. As such, both real and nominal yields are low and

See explanation of benchmark definitions on A-57 through A-59

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

expensive unless global turbulence resumes. Against this backdrop, we expect to remain tactical with our duration stance to mitigate this volatility. We will resume our strategic underweighting of the TIPS component of the fund, preferring nominal bonds as inflation expectations fall and energy weakness takes hold. Finally, we anticipate these forces will create turbulence rather than a full blown crisis. We await an opportunity to add back cheaper inflation protection as, hopefully, the prospect of Fed tightening and weaker energy prices are balanced by recoveries in Europe and China, and as stated previously, additional policy stimulus from the BoJ and ECB. We anticipate entering the year focused on TIPS, nominal exposures and minimal foreign bonds, utilizing derivatives to realign yield curve and overall duration exposures but anticipate adding to foreign ILBs on U.S. strength, focused upon Europe.

Managed Bond Portfolio (managed by Pacific Investment Management Company LLC)

Q. How did the fund perform for the year ended December 31, 2015?

A. For the year ended December 31, 2015, the Managed Bond Portfolio’s Class I returned 0.56%, compared to a 0.55% return for its benchmark, the Barclays U.S. Aggregate Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the fund to its benchmark for the ten-year period ended December 31, 2015. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2015 are also shown in the table below. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2015
	1 Year	5 Years	10 Years

Fund’s Class I	0.56%	3.38%	5.70%
Barclays U.S. Aggregate Bond Index	0.55%	3.25%	4.51%
	1 Year	Since Inception (5/2/11)

Fund’s Class P	0.76%	3.27%
Barclays U.S. Aggregate Bond Index	0.55%	3.11%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class I outperformed the benchmark. We at PIMCO implement the investment strategies by investing in bonds and derivative instruments. Tactical U.S. interest rate positioning with a focus on the intermediate portion of the yield curve, implemented through the use of cash bonds and tactical use of interest rate swaps, detracted from performance as rates rose. An underweight to investment grade corporate securities during the year was positive for returns, as spreads widened. An allocation to non-agency MBS was positive for performance as the sector continued to benefit from limited supply and the ongoing housing recovery.

In Europe, an allocation to rates in the European periphery, specifically Italy and Spain, contributed to performance as rates fell for the year. Conversely, positions in German rates were negative for performance as the yield curve steepened in 2015. Exposure to emerging local interest rates in Mexico added to performance by providing attractive carry to the fund. Exposure to TIPS was negative for returns as breakeven inflation levels (the difference between nominal and real yields) narrowed over the year. Within currencies, the fund’s defensive stance against the euro, Japanese yen, and a basket of emerging market currencies contributed to returns as these currencies depreciated versus the U.S. dollar.

During the reporting period, the fund sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and the broader investment grade, high yield, or emerging market sectors. The fund also purchased credit protection during the period to reduce credit exposure to individual issuers, to reduce broader credit risk, or to take advantage of the basis between the credit default swap and cash bond market. The fund entered into interest rate swaps to manage nominal or real interest rate exposure in various global markets or as a substitute for cash bond exposure. The fund entered into futures contracts to manage interest rate exposure, as a substitute for cash bond exposure, or for purposes of liquidity. Interest rate swaps and futures allow the portfolio manager to effectively manage interest rate risk and gain or reduce exposure by targeting specific markets and areas of the yield curve that may not otherwise be accessible through the use of cash bonds. The fund sold/wrote options and swaptions on futures, currencies, volatility and swaps as a means of capitalizing on anticipated changes in market volatility, or to generate income. The fund purchased and sold foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a fund’s securities, or as a part of an investment strategy.

Our strategies will emphasize diverse sources of potential return, beyond traditional interest rate duration. We remain underweight overall duration in the U.S. as the U.S. economy continues to show signs of a broad-based and self-sustaining recovery, and the Fed is looking to move rates gradually higher. While we believe the Fed’s path will be more gradual than in previous hiking cycles, we are moderately underweight the

See explanation of benchmark definitions on A-57 through A-59

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

front-end of the curve given that the path may not be quite as shallow as the market expects. We also see less value in the long-end of the curve. We maintain positions in TIPS to protect against any future surprises in inflation. Inflation expectations embedded in markets still appear too depressed in light of the Fed’s efforts to reflate the economy. We believe that base effects, underlying trends in core components, and the potential for wage pressures as the labor market continues to tighten should all support inflation moving toward the Fed’s targets. We are long the dollar against the Japanese yen, the euro, and a basket of mainly Asian emerging currencies because while the Fed has embarked upon a gradual path to policy normalization, global central banks, including the BoJ, ECB, and People’s Bank of China remain firmly — and increasingly — in easing mode. In addition, given China’s new currency regime, the currencies of regional partners may continue to be pressured lower. While we are selective overall in the corporate sector (and underweight investment grade corporate credit), we find attractive opportunities in specific credits that benefit from U.S. growth and a resurgent housing sector. We see value in banks and select financial companies, housing-related credits, and taxable municipals (primarily Build-America Bonds).

Short Duration Bond Portfolio (managed by T. Rowe Price Associates, Inc.)

Q. How did the fund perform for the year ended December 31, 2015?

A. For the year ended December 31, 2015, the Short Duration Bond Portfolio’s Class I returned 0.31%, compared to a 0.65% return for its benchmark, the Barclays 1-3 Year U.S. Government/Credit Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the fund to its benchmark for the ten-year period ended December 31, 2015. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2015 are also shown in the table below. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	T. Rowe Price Associates, Inc. began managing the fund on May 1, 2011, and some investment policies changed at that time. Another firm managed the fund before that date.

Average Annual Total Returns for the periods ended December 31, 2015 (1)
	1 Year	5 Years	10 Years

Fund’s Class I	0.31%	1.08%	2.06%
Barclays 1-3 Year U.S. Government/Credit Bond Index	0.65%	0.98%	2.74%
	1 Year	Since Inception (5/2/11)

Fund’s Class P	0.51%	1.22%
Barclays 1-3 Year U.S. Government/Credit Bond Index	0.65%	0.91%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class I underperformed the benchmark. We at T. Rowe Price maintain the fund’s investment strategy by investing in debt securities (including derivatives on such securities). In our attempt to seek current income, the strategy focuses on high quality, investment grade securities, generally expecting to track the duration of the benchmark (plus or minus a half-year), as well as using futures, forwards and swaps. In addition to making active sector allocation and security selection decisions, we also monitor portfolio duration as part of its management of this fund. Duration is often used to measure a bond’s sensitivity to interest rates. The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk.

A modest exposure to the Mexican peso via locally denominated bonds detracted as the U.S. dollar strengthened throughout the year. However, we were fully hedged in this position by the end of the first quarter of 2015 and exited the position on strength in the third quarter of 2015.

An overweight allocation to short-dated, investment grade corporate debt produced positive absolute returns but was a drag on relative results. The corporate market experienced technical pressures throughout the year on the heels of record supply brought on by low rates and elevated merger and acquisitions (M&A) activity. Further adding pressure to the sector, was the year-long slump in oil and commodity prices.

The fund’s out-of-benchmark allocation to CMBS detracted from relative performance. Among securitized sectors, CMBS posted weak total returns, and spreads widened to multi-year highs as the sector struggled with continued heavy new supply and poor liquidity near the end of the reporting period. Although underlying real estate fundamentals remain sound, issuers pushed new supply onto the market ahead of the Fed’s rate hike.

See explanation of benchmark definitions on A-57 through A-59

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Our strategic underweight to Treasury securities helped the fund’s relative returns, as the anticipation leading up to the eventual Fed rate hike resulted in increased yields, especially at the short end of the yield curve. Other sectors outperformed as they were less directly affected by the Fed’s rate hike.

The fund’s out-of-benchmark exposure to securitized sectors helped relative performance. Asset-backed securities (ABS) spreads tightened on a strengthening U.S. economy and consumer spending. Ongoing demand from the Fed helped support the MBS market. Securitized assets, such as MBS and ABS, posted relatively strong returns. These asset classes remained somewhat insulated from global market turmoil and weakness in energy and commodity prices.

Additionally, our yield curve positioning added to relative performance as our overweight allocation to the intermediate portion of the curve performed well as the intermediate portion of the curve outperformed.

As of December 31, 2015, the fund held interest rate futures generating a gross exposure equal to approximately 8% of fund assets. These instruments were held throughout the reporting period. The fund also held currency forwards at certain points during the reporting period which generated roughly 0.0% - 1.0 % of exposure. The estimated return impact from employing currency forwards was 8 basis points (bps) and -1 bps from futures for the reporting period. Futures and forwards were used to adjust interest rate exposure (duration), to hedge, and/or as a substitute for the physical currency or physical security.

Emerging Markets Debt Portfolio (managed by Ashmore Investment Management Limited)

Q. How did the fund perform for the year ended December 31, 2015?

A. For the year ended December 31, 2015, the Emerging Markets Debt Portfolio’s Class I returned -4.42%, compared to a 1.18% return for the broad-based, J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index and -5.21% for the style-specific Emerging Markets Debt Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the fund to its benchmarks for the period from inception on April 30, 2012 through December 31, 2015. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on April 30, 2012 through December 31, 2015 are also shown in the table below. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2015
	1 Year	Since Inception (4/30/12)

Fund’s Class I	(4.42%)	(1.35%)
J.P. Morgan EMBI Global Diversified Index	1.18%	3.68%
Emerging Markets Debt Composite Benchmark	(5.21%)	(0.91%)

Fund’s Class P	(4.23%)	(1.16%)
J.P. Morgan EMBI Global Diversified Index	1.18%	3.68%
Emerging Markets Debt Composite Benchmark	(5.21%)	(0.91%)

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class I underperformed the broad-based J.P. Morgan EMBI Global Diversified Index but outperformed the sector-specific Emerging Markets Debt Composite Benchmark. We at Ashmore tactically manage exposure to emerging market sovereign external (hard currency) debt, local currency sovereign debt and corporate debt. The fund invests its assets in debt instruments that are economically tied to emerging market countries, which are issued by governments (sovereigns), government-guaranteed or majority government-owned entities (quasi-sovereigns), government agencies and corporate issuers, and may be denominated in any currency, including the local currency of the issuer.

Over the course of the reporting period, the fund’s allocation to external debt increased, starting the year at 45% and ending at around 54% of the fund’s net assets. During the same period, the fund’s exposure to corporate debt increased, starting the year at 17% and ending at around 22% of the fund’s net asset value (NAV). Finally, the fund’s exposure to local currency debt decreased, starting the year at 45% and ending at around 43% of the fund’s NAV. Market exposures in excess of 100% are the result of investments in forward contracts in currencies of emerging market countries.

The fund’s relative underweight position in local currency sovereign debt was a contributor to performance over the reporting period. The security selection in external debt was a positive contributor to performance, while the off-benchmark allocation to corporate debt was a detractor

See explanation of benchmark definitions on A-57 through A-59

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

over the reporting period. While on an absolute basis, corporate debt posted a better performance than external debt, our security selection within the theme detracted from performance (relative to a corporate benchmark).

The largest country contributors were Russia, Ukraine, Venezuela, and China. The largest country detractors over the reporting period were overweights to Colombia, Brazil and Jamaica and underweights to Mexico and Argentina. Security selection in China was positive relative to the fund’s broad-based benchmark. The fund was overweight to Colombia and, security selection was the main detractor from fund performance relative to the benchmark.

In general, external debt outperformed local currency debt with a return of 1.18% for the J.P. Morgan EMBI Global Diversified Index versus -14.92% for the J.P. Morgan Government Bond Index-Emerging Markets Global Diversified (GBI EM GD) (full-year 2015 returns). Ukraine, Argentina, Belarus, and Russia were the largest country contributors to performance in the J.P. Morgan EMBI GD Index for the year. Russia and Ukraine rebounded strongly following the negative performance in 2014. Bonds in Ukraine, in particular, benefited from a better-than-expected restructuring agreement at the end of August. Russian economic activity has been positive as investment and industrial production beat expectations; currency weakness and rate hikes have helped to reduce domestic costs and increase competitiveness as oil prices trended lower.

Belarus outperformed on the back of the repayment of its 2015 bonds and due to its proximity to the Russian economy. Argentinian bonds rallied in anticipation of a regime change. Under the leadership of the newly elected President Macri, the Central Bank of Argentina lifted all currency controls on the Argentine peso. President Macri also took initial steps to settle the long running dispute with the holders of its restructured bonds, which should eventually allow Argentina to re-access financial markets. In the local currency space, Brazil, South Africa, Colombia, and Turkey were the largest detractors from performance in the local currency markets for the year. Emerging market foreign exchange (FX) movements were the main culprit to this negative fund performance. On an FX level, these countries returned -24.5%, -20.4%, -22.0%, and -11.6%, respectively. Brazil’s sovereign credit rating was downgraded below investment grade by S&P earlier in the reporting period and again by Fitch Ratings Inc. (Fitch) in December. Colombia has been adversely impacted by falling oil prices. A worsening macroeconomic environment on the back of the commodities slump and political turmoil drove returns in South Africa to the worst index performance. President Zuma surprised markets with the dismissal of trusted Finance Minister Nene, only to replace his successor after the ensuing market retreat with the well-known former Finance Minister Pravin Gordhan. Turkey suffered in the wake of the uncertain political environment after it undertook two elections driven by the desire of President Erdogan to change the constitution in favor of a more autocratic presidency.

Comstock Portfolio (managed by Invesco Advisers, Inc.)

Q. How did the fund perform for the year ended December 31, 2015?

A. For the year ended December 31, 2015, the Comstock Portfolio’s Class I returned -6.05%, compared to a -3.83% return for its benchmark, the Russell 1000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the fund to its benchmark for the ten-year period ended December 31, 2015. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2015 are also shown in the table below. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Invesco Advisers, Inc. began managing the fund on June 1, 2010. Another firm managed the fund before that date.

Average Annual Total Returns for the periods ended December 31, 2015 (1)
	1 Year	5 Years	10 Years

Fund’s Class I	(6.05%)	10.04%	5.51%
Russell 1000 Value Index	(3.83%)	11.27%	6.16%
	1 Year	Since Inception (5/2/11)

Fund’s Class P	(5.86%)	8.85%
Russell 1000 Value Index	(3.83%)	10.01%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class I underperformed the benchmark. We at Invesco employ a strategy that aims to exploit market inefficiencies by investing in companies that appear undervalued relative to the market in general as we seek long-term growth of capital.

See explanation of benchmark definitions on A-57 through A-59

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Ultimately, we believe the market will recognize the value in these companies, and we will sell as the stock prices begin to reflect their intrinsic value. Although we are benchmark agnostic, we feel that stock selection, as opposed to making sector bets, may provide a more consistent opportunity for success. In addition, the fund takes advantage of pricing anomalies by purchasing undervalued stocks before there is a recognizable catalyst.

The fund’s investable universe includes all large-capitalization U.S. denominated equities and some mid-capitalization companies. The fund’s construction is bottom-up and stock specific, concentrating on individual company fundamental analysis and valuations. Therefore, while we monitor and are aware of the fund’s positions relative to the benchmark, it does not play a major role in the construction of the fund’s portfolio.

For the reporting period, most U.S. equity market indices delivered muted gains, at best, with value underperforming growth by a large margin, across market-capitalizations. Sector performance within the benchmark was mainly negative, with health care, telecommunication services and industrials being the only sectors with positive performance.

On the positive side of sector performance, stock selection within consumer staples also contributed to fund relative performance. Within the food, beverage & tobacco industry, ConAgra Foods Inc. was a notable contributor to its performance, posting a strong return after activist investor Jana Partners announced a stake in the company and sought seats on the board of directors. The company also reported earnings that exceeded analysts’ estimates, causing the stock to post double digit returns. Also, not owning Proctor & Gamble, which is a large benchmark holding that posted negative performance for the period, helped the fund’s relative performance.

Strong stock selection within industrials also assisted fund relative performance. Most of the relative performance contribution came from holdings not held in the fund, such as United Technologies and CSX, as those stocks underperformed the sector and benchmark.

A material underweight in utilities also helped relative fund performance, as utilities stocks posted negative returns for the reporting period. We continue to believe utilities remain overvalued as a sector; and therefore, the fund has been underweight this sector for some time.

We used currency forward contracts during the reporting period for the purpose of hedging currency exposure of non-U.S.- based companies held in the fund. Derivatives were used for the purpose of hedging and not for speculative purposes or leverage. The use of currency forward contracts had a large, positive impact on the fund’s performance relative to the benchmark during the reporting period. This was mainly due to the strength of the U.S. dollar compared to the foreign currencies in which the fund’s non-U.S. holdings were denominated.

On the negative side, weak stock selection and an underweight to health care stocks was a large detractor to relative performance. Specifically, being underweight within the health care equipment and services industry hurt fund performance. Also, not owning select names within pharmaceuticals, like Eli Lilly and Company, hurt performance as that stock posted returns of over 20% for the reporting period.

Stock selection and an underweight to financials also acted as a large detractor to fund performance. Within diversified financials, Morgan Stanley and State Street underperformed the sector and benchmark, posting double digit negative returns. Although Morgan Stanley reported profits and revenues that beat estimates, financial stocks in general declined in the latter part of the reporting period due to concerns about a prolonged low interest rate environment. Not owning real estate also hurt fund performance.

Stock selection and an overweight within the energy sector also hurt fund performance, mainly due to the declining prices of oil. Notably, Royal Dutch Shell and Murphy Oil Corp. were two of the largest relative detractors within the sector. Despite having a strong balance sheet and maintaining an attractive dividend, Royal Dutch Shell, a non-benchmark constituent and top holding within the fund, underperformed the sector and benchmark for the reporting period.

Although the fund was underweight the financials sector and overweight the energy sector compared to the benchmark at the end of the reporting period, we have a favorable view of large diversified financial companies and have been adding to the fund’s positions in the energy sector, based on weakness. The fund’s exposure to each sector has a higher beta than the benchmark. Therefore, the fund may be more sensitive to broad moves within these sectors for the foreseeable future.

Dividend Growth Portfolio (managed by T. Rowe Price Associates, Inc.)

Q. How did the fund perform for the year ended December 31, 2015?

A. For the year ended December 31, 2015, the Dividend Growth Portfolio’s Class I returned 2.09%, compared to a 1.38% return for its benchmark, the S&P 500 Index.

See explanation of benchmark definitions on A-57 through A-59

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the fund to its benchmark for the ten-year period ended December 31, 2015. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2015 are also shown in the table below. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

T. Rowe Price Associates, Inc. began managing the fund on May 1, 2010. The fund changed its name from Diversified Research Portfolio, and some investment policies changed at that time. Another firm managed the fund before that date.

Average Annual Total Returns for the periods ended December 31, 2015 (1)
	1 Year	5 Years	10 Years

Fund’s Class I	2.09%	11.99%	5.96%
S&P 500 Index	1.38%	12.57%	7.31%
	1 Year	Since Inception (5/2/11)

Fund’s Class P	2.29%	11.05%
S&P 500 Index	1.38%	11.43%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class I outperformed the benchmark. We at T. Rowe Price maintain the fund’s strategy by investing in stocks, with an emphasis on a strong track record of paying dividends or that are expected to increase their dividends over time. We believe that a track record of dividend increases is an excellent indicator of financial health and growth prospects and that over the long-term income can contribute significantly to total return. Dividends can also help reduce the fund’s volatility during periods of market turbulence and help offset losses when stock prices are falling. Broadly speaking, both stock selection and sector allocation contributed to relative performance versus the benchmark.

The largest source of outperformance relative to the benchmark was in the industrials and business services sector. While an overweight to the sector detracted from relative performance, stock selection overcame the negative contribution. Pall and Roper Technologies were top contributors. Air- and water-filter maker Pall saw its shares soar during the second quarter after the company announced that it was being acquired by industrial conglomerate Danaher. Roper Technologies continued to announce strong quarterly results and raised its 2015 earnings guidance. Additionally, management remains focused on acquiring more asset-light, high-margin companies with durable growth characteristics. We continue to favor Roper and believe the company can compound earnings and free cash flow growth faster than the market, with less cyclical downside risk.

Our underweight position in energy, the only sector to post a double-digit loss during the reporting period, aided relative returns. Oil prices declined to multiyear lows to below $40 per barrel, as commodity prices were pressured by expectations for weaker global demand, especially from China. Additionally, a strong dollar and an increase in the U.S. oil and gas production due to the shale fracking revolution continued to cause structural headwinds for oil prices.

Our overweight position in health care aided relative performance. Outperformance in the sector during the reporting period was largely driven by M&A activity, as large health care companies are looking for revenue and market share growth avenues and opportunities to cut costs. UnitedHealth Group and Becton, Dickinson & Company were key contributors to fund performance. UnitedHealth Group benefited from solid earnings and revenue growth during the reporting period, bolstered by continued momentum in the company’s health services arm, Optum, and expansion in Medicaid and Medicare enrollment. Becton, Dickinson & Company continued to report strong earnings, despite facing currency headwinds.

The largest source of underperformance was the consumer discretionary sector where stock selection weighed on the fund’s relative results. Johnson Controls, Wynn Resorts, and Time Warner Inc. were among the weak positions. Concerns over a Chinese slowdown hampered shares of Johnson Controls during the reporting period. Regardless of slowing market demand in China, the company reported solid earnings as the company is building strong margins in each of its divisions. Casino operator Wynn Resorts weighed on the fund’s performance due to weakness in its Macau operations, where revenues have tumbled in the wake of a high-profile anticorruption campaign in China. Shares also pulled back over concerns surrounding China’s overall growth slowdown. The position was eliminated during the end of the reporting period in favor of companies with more attractive risk/reward profiles. Shares of Time Warner fell sharply in the second half of 2015, as the market expressed concerns that the rate of decline is accelerating in the television ecosystem. A general sell-off in media names occurred in the third quarter of the reporting period

See explanation of benchmark definitions on A-57 through A-59

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

following Walt Disney’s reduction in long-term earnings growth targets in its cable business. Shares of Time Warner continued to decline in the fourth quarter of the reporting period after the company unexpectedly reduced its 2016 guidance, largely driven by currency headwinds and investment spending on digital infrastructure and programming.

Equity Index Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the fund perform for the year ended December 31, 2015?

A. For the year ended December 31, 2015, the Equity Index Portfolio’s Class I returned 1.14%, compared to a 1.38% return for its benchmark, the S&P 500 Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the fund to its benchmark for the ten-year period ended December 31, 2015. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2015 are also shown in the table below. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

BlackRock Investment Management, LLC acquired the assets of Mercury Advisors, an affiliate of Merrill Lynch Investment Managers, L.P., effective September 29, 2006 and began managing the fund on that date. Mercury Advisors began managing the fund on January 1, 2000. Another firm managed the fund before that date.

Average Annual Total Returns for the periods ended December 31, 2015 (1)
	1 Year	5 Years	10 Years

Fund’s Class I	1.14%	12.26%	7.02%
S&P 500 Index	1.38%	12.57%	7.31%
	1 Year	Since Inception (5/2/11)

Fund’s Class P	1.34%	11.34%
S&P 500 Index	1.38%	11.43%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class I underperformed the benchmark. The fund seeks to replicate, as closely as possible, the total return of the benchmark as represented by the S&P 500 Index. In accordance with BlackRock’s passive investment strategy, the fund was positioned to match the risk characteristics of the benchmark throughout the reporting period.

The reporting period started with U.S. stock prices falling as lower oil prices punished the energy sector, and the negative impact of a stronger dollar began to show in the earnings of large global exporting companies. U.S. equities came back into favor in the spring, after a powerful rally in European equities left valuations in the U.S. looking more appealing by comparison. U.S. stocks continued to outperform international markets into the summer as increasing turmoil around Greece’s debt troubles drove investors to the relative stability of U.S. markets.

The second half of the reporting period started well with strong manufacturing and construction data and M&A activity. This momentum stuttered as volatility and uncertainty became major themes through the remainder of 2015 given a sharp sell-off in Chinese equities, falling oil prices and anticipation of a rate hike from the Fed.

With the Fed’s stimulus in the beginning of 2015, many markets reached all-time highs but hit considerable headwinds in the latter half of the year. Geopolitical strife in the Middle East and Russia, terrorist attacks in France and San Bernardino, California, slowing growth globally, oil price instability, and the Fed starting a tightening cycle were significant events that shaped 2015 market returns.

From a sector perspective, consumer discretionary and health care were the strongest performers amongst U.S. large-capitalization stocks, while consumer staples and information technology also drove positive returns for the index in 2015. The energy sector was the largest detractor from returns for the year, as the sector continued to experience falling oil prices in 2015.

Focused Growth Portfolio (managed by Janus Capital Management LLC)

Q. How did the fund perform for the year ended December 31, 2015?

A. For the year ended December 31, 2015, the Focused Growth Portfolio’s Class I returned 10.09%, compared to a 5.67% return for its benchmark, the Russell 1000 Growth Index.

See explanation of benchmark definitions on A-57 through A-59

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the fund to its benchmark for the ten-year period ended December 31, 2015. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2015 are also shown in the table below. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2015
	1 Year	5 Years	10 Years

Fund’s Class I	10.09%	12.48%	9.29%
Russell 1000 Growth Index	5.67%	13.53%	8.53%
	1 Year	Since Inception (5/2/11)

Fund’s Class P	10.32%	12.30%
Russell 1000 Growth Index	5.67%	12.34%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class I outperformed the benchmark. As part of the fund’s investment strategy, we at Janus seek companies that have clear, sustainable competitive advantages around their businesses that should help them grow market share within their respective industries over time. Important competitive advantages could include a strong brand, network effects from a product or service that would be hard for a competitor to replicate, a lower cost structure than competitors in the industry, a distribution advantage or patent protection over valuable intellectual property. We think emphasizing such sustainable competitive advantages can be a meaningful driver of outperformance over time because the market often underestimates the duration of growth for these companies and the long-term potential return to shareholders. The performance of many companies in the fund during the reporting period further validated our belief that they seem to be well positioned to grow in excess of the market as we continue to invest primarily in domestic and foreign equity securities selected for their growth potential, focusing on a core group of companies prominent within their industries.

Stock selection in the consumer discretionary and health care sectors was the largest relative contributor to the fund’s outperformance. The fund’s relative outperformance in both sectors was stock specific, rather than the result of a positive or negative underlying trend to which the fund was under or over exposed.

Relative detractors from fund performance included the zero weighting to the consumer staples sector and stock selection in the industrials sector. The underperformance of the industrials sector was due, in part, to weakness in energy prices, which impacted some of the holdings that serve those end markets.

During the reporting period, we were pleased to see stock selection play a large role in driving our relative outperformance. Below, we’ve highlighted some of the fund’s top contributors and detractors.

The online retailer Amazon added to the fund’s performance. Amazon offers a wide range of products, including books, music, videotapes, computers, electronics, home and garden, and numerous other products. Amazon offers personalized shopping services, Web-based credit card payment and direct shipping to customers. We believe the company’s competitive advantages of a low overhead cost structure, allowing an aggressive pricing structure, and faster shipping will cause consumers to shift an increasing amount of their general merchandise spending toward it. Given that over 90% of retail sales are still sold offline, we believe Amazon has significant opportunities ahead, particularly as they expand into new business lines and geographies.

Contributing to fund performance during the reporting period was the Internet search engine leader, Alphabet Inc., (Google’s parent company), which is benefiting from strong growth in mobile search through its Android software for mobile devices. We think Android’s rapidly growing installed base will provide the company significant control over its mobile search and display advertising destiny. We also believe the company’s mobile and tablet search business will more than neutralize the impact of its declining desktop computer search business in developed markets. We also believe YouTube is well positioned to benefit from secular growth in online video.

Also, benefiting the fund’s performance was Starbucks, the coffee retailer that also offers other beverages and a variety of fresh food items through company-operated and licensed stores, which is well positioned to continue gaining share in the coffee industry, including the premium packaged coffee and single cup markets, in our view. Lower coffee costs are allowing the company to increase investments in growth initiatives such as its Teavana tea shops and its newly launched Verismo single serve beverage system. We also believe Starbucks’ expansion into Asia will continue to add meaningfully to sales and profits given that region’s higher operating margin and Starbucks underpenetrated market positioning. We also believe that Starbucks has a unique long-term strategy to increase its penetration in the consumer packaged food channel by leveraging

See explanation of benchmark definitions on A-57 through A-59

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

its brand name into new non-coffee products. Finally, we appreciate the company’s multiple levers to drive traffic into its stores and company-wide focus on growing comparable store sales.

The stock Pharmacyclics was up significantly during the reporting period after it was announced that AbbVie had won a bidding war to acquire the company, which contributed to the fund’s performance. The high interest Pharmacyclics received from other companies validated our view that its blood cancer treatments offer significant growth potential.

Salesforce.com is a global cloud computing company best known for its customer relationship management solutions. It impacted the fund’s performance positively for the reporting period. We believe the flexibility and low-cost nature of the company’s cloud-based offerings give it a competitive advantage over on-premises legacy solutions.

On the other hand, detracting from fund performance was Canadian Pacific Railway, which operates a rail system connecting the major business centers in North America. We like that the company operates in an industry that has significant barriers to entry. We believe a relatively new management team is improving the railroad company’s culture, operational performance and capital allocation decisions.

Chipotle also detracted from fund performance. We think Chipotle is still early in its store unit growth. As consumers continue to seek healthier, more natural foods, we believe Chipotle’s commitment to simple, sustainably grown and produced food without the use of additives is a differentiator compared to other fast-food, family dining and fast-casual establishments.

The Chinese e-commerce company Alibaba Group Holding Ltd provides consumer-to-consumer, business-to-consumer and business-to-business sales services via Web and mobile platforms. Alibaba detracted from the fund’s performance, and we exited our position during the reporting period.

Also detracting from fund performance was Precision Castparts. The company makes a number of parts for the aerospace industry and other end markets. We sold the position after a few disappointing results from the company.

One of the world’s largest mobile device and computer makers, Apple, has been the beneficiary of incremental sales opportunities and increased penetration in new geographies, mobile service providers and product categories. However, during the reporting period it detracted from the fund’s performance.

Growth Portfolio (managed by MFS Investment Management)

Q. How did the fund perform for the year ended December 31, 2015?

A. For the year ended December 31, 2015, the Growth Portfolio’s Class I returned 7.46%, compared to a 5.67% return for its benchmark, the Russell 1000 Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the fund to its benchmark for the ten-year period ended December 31, 2015. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2015 are also shown in the table below. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	MFS Investment Management began managing the fund on May 1, 2013, and some investment policies changed at that time. Another firm managed the fund before that date.

Average Annual Total Returns for the periods ended December 31, 2015 (1)
	1 Year	5 Years	10 Years

Fund’s Class I	7.46%	11.77%	7.15%
Russell 1000 Growth Index	5.67%	13.53%	8.53%
	1 Year	Since Inception (5/2/11)

Fund’s Class P	7.68%	11.22%
Russell 1000 Growth Index	5.67%	12.34%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class I outperformed the benchmark. The strategy is an actively managed, research-driven growth fund. We, the MFS investment management team, build the fund from the bottom up, selecting companies with the best opportunities for growth two to three years into the future. When applying the fund’s valuation analysis, we consider the magnitude and potential growth rate of a company against what the market has discounted. At the sector level, we typically limit significant over- and under-weights relative to the benchmark, allowing bottom-up stock selection to drive performance results over time.

See explanation of benchmark definitions on A-57 through A-59

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Stock selection in the technology sector contributed to performance relative to the benchmark. The fund’s overweight positions in strong-performing internet search company Alphabet (Google’s parent company), software company Adobe Systems, social networking service provider Facebook and cloud computing company Salesforce.com supported relative fund returns. An underweight position in computer and personal electronics maker Apple also benefited its relative performance.

Stock selection in the industrial goods & services sector and an underweight position in the basic materials sector further contributed to fund relative performance. However, there were no stocks within either sector that were among the fund’s top relative contributors over the reporting period.

Stock selection in the financial services sector further aided relative performance. An overweight position in global payments technology company Visa aided relative fund results.

Elsewhere, overweight positions in provider of on-demand Internet streaming media Netflix, producer and marketer of beer, wine and spirits Constellation Brands, internet retailer Amazon.com and coffeehouse chain Starbucks bolstered fund relative returns.

An underweight position in the consumer staples sector detracted from relative performance. However, there were no stocks within this sector that were among the fund’s top relative detractors over the reporting period.

Security selection in the transportation sector also hurt relative performance. The fund’s holdings of Canadian railway and transportation company Canadian Pacific Railway (not a benchmark constituent) and an overweight position in the low-fare airline company Spirit Airlines (not held at reporting period end) were among the fund’s top relative detractors over the reporting period.

Individual stocks that detracted from relative performance included overweight positions in media firm 21st Century Fox, information technology company EMC Corp (not held at reporting period end), biotechnology company Biogen and apparel and footwear company VF Corporation. Not holding shares of home improvement and building materials retailer Home Depot and fast food restaurant McDonalds, and an underweight position in software giant Microsoft, weighed on relative performance. The fund’s position in biotechnology company Valeant Pharmaceuticals (not a benchmark constituent; not held at reporting period end) also hampered relative results.

Large-Cap Growth Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the fund perform for the year ended December 31, 2015?

A. For the year ended December 31, 2015, the Large-Cap Growth Portfolio’s Class I returned 6.09%, compared to a 5.67% return for its benchmark, the Russell 1000 Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the fund to its benchmark for the ten-year period ended December 31, 2015. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2015 are also shown in the table below. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	BlackRock Investment Management, LLC began managing the fund on May 1, 2013, and some investment policies changed at that time. Other firms managed the fund before that date.

Average Annual Total Returns for the periods ended December 31, 2015 (1)
	1 Year	5 Years	10 Years

Fund’s Class I	6.09%	13.57%	5.83%
Russell 1000 Growth Index	5.67%	13.53%	8.53%
	1 Year	Since Inception (5/2/11)

Fund’s Class P	6.30%	12.50%
Russell 1000 Growth Index	5.67%	12.34%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class I outperformed the benchmark. We, the BlackRock portfolio management team, implement the fund’s strategy by investing in large-capitalization companies that possess dominant market positions or franchises, a major technological edge, or a unique competitive advantage. In sector terms, consumer discretionary was the prime contributor to the fund’s relative performance, driven by internet & catalog retail holdings. Limited exposure to the materials and energy sectors also benefited the fund. Information technology was an additional source of strength, led by an absence in communications equipment and positioning in information technology services. These positives more than offset weakness in health care, where pharmaceutical holdings weighed on the fund. Consumer staples and industrials were a drag on fund performance as well.

See explanation of benchmark definitions on A-57 through A-59

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

At the stock level, the top individual contributor was Netflix. Shares outperformed in the first half of 2015 as global subscriber growth came in materially above expectations with total customers topping 62 million. Strong performance continued in the second half of the reporting period, with the company continuing to report strong subscriber growth, both domestically and internationally. Overall, we believe that our thesis of a virtuous cycle is playing out, whereby Netflix leverages its large scale to enable it to drive more content, attracting more subscribers.

Positions in Facebook and Alphabet (Google’s parent company) also added considerable value. Facebook outperformed as the company showed accelerating growth in its core platform and material progress with monetizing its emerging growth properties (Instagram, Facebook Messenger and WhatsApp). Alphabet gained as Google showed acceleration in owned and operated (Google.com) revenues, excluding foreign exchange. This, combined with year-over-year margin improvement, was driving positive earnings revisions and multiple expansion for the stock.

The largest individual detractors were Yahoo, Twenty-First Century Fox and Union Pacific. Yahoo underperformed as its primary value driver – i.e., its stake in Alibaba – declined more than 20%. Shares of Twenty-First Century Fox Inc. underperformed early in the period as investors worried about the impact of foreign exchange on the company’s guidance for fiscal years 2015 and 2016; additionally, ratings remained weak at its Fox broadcast network. Later, overall media multiples came under pressure (most notably in August 2015) after investors began to question the sustainability of the cable bundle in the context of Disney’s earnings warning. Both Yahoo and Twenty-First Century Fox were eliminated by the end of the reporting period. Union Pacific underperformed in 2015 due to the declining volumes in particular coal and metals.

We remain constructive on U.S. stocks within specific sectors as we expect the U.S. economy/earnings to improve into 2016, driven by a strong consumer, diminishing headwind of the stronger dollar, and lower crude prices. We believe it is prudent, however, to be cautious due to the increase in volatility and growing concerns surrounding global growth expectations.

From a positioning standpoint, we believe last year (2015) will be viewed as a seminal period for the digital transformation wave as traditional business models in retail, media, and transportation are surpassed by the accelerating trends of digital consumer engagement and easy-to-use consumer interfaces, which are the backbone of the new dominant players. In addition, the accelerated adoption of cloud SaaS applications is causing havoc at legacy hardware and service companies. We believe market share, pricing power and value created will continue to shift dramatically in the years ahead. Accordingly, the fund’s largest sector overweight relative to the benchmark remained information technology. Industrials were the largest underweight as the companies struggle to recalibrate amid historically-low commodity prices and reduced global growth expectations.

Large-Cap Value Portfolio (managed by ClearBridge Investments, LLC)

Q. How did the fund perform for the year ended December 31, 2015?

A. For the year ended December 31, 2015, the Large-Cap Value Portfolio’s Class I returned -2.99%, compared to a -3.83% return for its benchmark, the Russell 1000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the fund to its benchmark for the ten-year period ended December 31, 2015. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2015 are also shown in the table below. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

ClearBridge Advisors, LLC assumed management of the fund on October 1, 2006. Salomon Brothers Asset Management Inc, an affiliate of ClearBridge, managed the fund from January 4, 1999 to September 30, 2006. Another firm managed the fund before that date.

Average Annual Total Returns for the periods ended December 31, 2015 (1)
	1 Year	5 Years	10 Years

Fund’s Class I	(2.99%)	11.76%	6.40%
Russell 1000 Value Index	(3.83%)	11.27%	6.16%
	1 Year	Since Inception (5/2/11)

Fund’s Class P	(2.79%)	10.46%
Russell 1000 Value Index	(3.83%)	10.01%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class I outperformed the benchmark. We, the ClearBridge large-capitalization value team, utilize an interactive, research-driven approach to identify companies with strong business franchises and attractive valuations. We look for companies with proven business models and sustainable competitive advantages capable of generating superior returns over time across a range of potential

See explanation of benchmark definitions on A-57 through A-59

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

scenarios. We place a heavy emphasis on higher certainty of near- and medium-term cash flows, while discounting earnings from emerging business models or products. We consider valuations relative to normalized earnings power.

On an absolute basis, the fund had positive returns in four of the ten economic sectors in which it was invested during the one year reporting period. The greatest contributions to the fund’s performance return came from the consumer staples, industrials and health care sectors. Relative to the benchmark, overall stock selection contributed to the fund’s performance. Specifically, stock selection within the consumer staples, industrials and information technology added to the fund’s relative performance. Additionally, an underweight allocation to energy supported relative performance. In terms of individual holdings, the leading contributors to fund performance included positions in General Electric, Time Warner Cable, Nuance Communications, Home Depot and Microsoft.

Relative to the benchmark, overall sector allocation detracted from the fund’s performance. The leading detractors from relative results at the sector level were an underweight in health care and overweights in consumer discretionary and materials. Stock selection in consumer discretionary, health care and financials also hindered relative performance. On an individual holding basis, the leading detractors from fund performance for the reporting period included positions in Freeport-McMoRan, DISH Network, National Oilwell Varco, Time Warner and American Express.

During the reporting period, new positions in the fund were established in Reynolds American (through their acquisition of Lorillard), Schlumberger and Freeport-McMoRan. The fund’s positions were sold in Altria Group, Vodafone and Lorillard (acquired by Reynolds American). Proceeds from these sales were redeployed in other businesses where we felt the risk adjusted returns were more favorable.

We believe our disciplined investment philosophy and consistent approach positions us to generate competitive, risk-adjusted returns over the long term. We also believe that high quality companies, with sustainable competitive advantages, strong balance sheets and attractive valuations should outperform the market over time.

Long/Short Large-Cap Portfolio (managed by J.P. Morgan Investment Management Inc.)

Q. How did the fund perform for the year ended December 31, 2015?

A. For the year ended December 31, 2015, the Long/Short Large-Cap Portfolio’s Class I returned -2.82%, compared to a 1.38% return for its benchmark, the S&P 500 Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the fund to its benchmark for the period from inception on May 1, 2008 through December 31, 2015. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2015 are also shown in the table below. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	J.P. Morgan Investment Management Inc. became sole manager of the fund on May 1, 2011. The fund was co-managed with another firm before that date.

Average Annual Total Returns for the periods ended December 31, 2015 (1)
	1 Year	5 Years	Since Inception (5/1/08)

Fund’s Class I	(2.82%)	11.77%	6.74%
S&P 500 Index	1.38%	12.57%	7.53%
	1 Year	Since Inception (5/2/11)

Fund’s Class P	(2.63%)	10.86%
S&P 500 Index	1.38%	11.43%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class I underperformed the benchmark. We at JP Morgan continue to establish long equity positions in large market capitalization securities that we believe will outperform the market and take short positions in large-capitalization equity securities that we believe will underperform the market.

Given our expectations for moderate growth, the core-equity aspect of the fund’s strategy maintains a pro-cyclical tilt with overweight positions in many economically sensitive sectors, including financials, semiconductors and hardware, and autos and transportation. Though investor worry over the slow pace of wage inflation raises concerns of sluggish consumption growth, we have seen solid spending within non-traditional retail, particularly e-commerce, dining and autos and transportation. We also like the technology sector as U.S. technology companies should capitalize on rising inflation, increased investment spending and a weaker dollar. Our sector underweights continue to include retail, consumer staples, utilities and real estate investment trusts (REITs), all of which remain unattractively valued.

See explanation of benchmark definitions on A-57 through A-59

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The core equity aspect of the fund underperformed the benchmark during the year. The basic materials, pharmaceutical/medical technology and media sectors detracted the most while the semiconductors and hardware, retail and consumer cyclical sectors added the most value to the core equity aspect of the strategy. The research-driven aspect of the fund also underperformed its benchmark during the reporting period. The media, industrial cyclical and basic materials sectors weighed on returns the most while the energy, utilities and health care services and systems sectors contributed to fund performance.

On the negative side, within media, positions in Time Warner and 21st Century Fox detracted for both the core-equity and research-driven aspects of the fund. The overweight position in Time Warner hurt performance as shares declined in the summer amid industry-wide concerns over cord-cutting, and again in November after the company did not raise 2016 earnings guidance. However, we believe that the investments that Time Warner is making in programming and over-the-top viewing products will be good for the company and the overall health of the industry long-term, and we continue to like the name. Time Warner remains a top pick among traditional media given its lower exposure to advertising revenue, contractual revenue streams and attractive valuation. Also within media, owning 21st Century Fox weighed on fund returns as a number of names in the media space sold off in the second half of 2015 amid concerns that pay-TV subscriber losses could be worse than feared. In particular, shares sold off after Time Warner did not increase its 2016 earnings guidance, which we believe investors interpreted negatively for the whole sector. However, we do not believe that industry fundamentals have changed significantly and continue to like 21st Century Fox for its desirable cable networks, strong growth, undervalued minority investments and attractive valuation.

In the pharmaceuticals/health care sector, an overweight position in Valeant Pharmaceuticals also detracted from the fund’s returns for both the core-equity and research-driven strategy for the reporting period. The sharp downturn, which began in third quarter, was led by drug pricing issues coming to the attention of politicians. Later, concerns were raised about Valeant’s relationship with a captive pharmacy services provider, Philidor, and its broader drug distribution network. More recently, Valeant’s stock has pared some losses on an attractive distribution agreement with Walgreens. We remain modestly overweight in Valeant shares and continue to monitor its circumstances. However, we believe the company should regain investor confidence, and the overhang from the Philidor controversy should diminish over time. Finally, within the basic materials sector, our overweight position in U.S. Steel rounded out the top detractors for the core-equity strategy, with the key driver of the underperformance being lower steel prices. We continue to own the stock but monitor it closely, given disappointing trade cases and large losses in U.S. Steel’s tubular segment that resulted from the sharp decline in oil and gas drilling. We believe U.S. Steel’s management has done a great job managing the company through the downturn and that market expectations for price increases in the U.S. and China will provide some positive momentum for the company.

For both the core-equity and research-driven aspects of the fund, an overweight position in the semiconductor name Avago Technologies contributed to its performance during the reporting period. Avago outperformed during the year from positive execution in its premium filter business and on the announced merger with Broadcom. The company’s premium filter business continued to grow above expectations and drive operating profits for the company. Avago’s other segments have shown solid growth as well. The merger with Broadcom is a strong positive and Avago has shown a history of successfully integrated acquisitions. We remain positive on Avago.

Specifically benefiting the core-equity aspect during the reporting period, within the autos and transportation space was the fund’s overweight in General Motors, which added value to the fund in 2015 as the company consistently posted strong results and plans to return capital to shareholders through share repurchases and an increased dividend payout. This confirms our two-part thesis that the company is approaching an earnings inflection and will be positioned to pursue shareholder-friendly capital allocation policies. We continue to overweight the stock on the basis of consistent performance.

For the research-driven strategy of the fund, owning Valero Energy within the energy space aided returns during the year. U.S. refiners were extremely positive in 2015 as refiners were among the only energy subsectors whose profitability is not dependent on crude prices. While the advent of crude exports should hurt U.S. refiners as West Texas Intermediate and Brent pricing equalize, Valero’s margins are less affected because it has not been purchasing crude at the huge discounts that the inland refiners have received. Additionally, we believe the market had already priced that in. We continue to like Valero because it has become a shareholder-friendly company, and we believe U.S. crack spreads will remain very robust over the coming years due to gasoline supply constraints. Crack spread is a term used in the oil industry and futures trading for the differential between the price of crude oil and petroleum products extracted from it – that is, the profit margin that an oil refinery can expect to make by “cracking” crude oil (breaking its long-chain hydrocarbons into useful shorter-chain petroleum products).

We believe 2016 should paint a better picture for the U.S. equity markets as the drag from a strong dollar and low oil prices abates. Further, a decline in dollar strength or rise in oil prices could lead to a marked increase in earnings. An additional benefit to the overall equity markets could result as increased investor optimism around the rising rate environment indicates a sustainable economic recovery. The U.S. economy continues to grow at a moderate pace, and we see little evidence of imminent recession. In addition, investment grade borrowing rates continue to be low relative to the equity risk premium and the implied arbitrage that results should provide further support to S&P 500 equity valuations.

Main Street Core Portfolio (managed by OppenheimerFunds, Inc.)

Q. How did the fund perform for the year ended December 31, 2015?

A. For the year ended December 31, 2015, the Main Street Core Portfolio’s Class I returned 3.35%, compared to a 1.38% return for its benchmark, the S&P 500 Index.

See explanation of benchmark definitions on A-57 through A-59

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the fund to its benchmark for the ten-year period ended December 31, 2015. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2015 are also shown in the table below. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2015
	1 Year	5 Years	10 Years

Fund’s Class I	3.35%	12.15%	6.96%
S&P 500 Index	1.38%	12.57%	7.31%
	1 Year	Since Inception (5/2/11)

Fund’s Class P	3.56%	11.96%
S&P 500 Index	1.38%	11.43%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class I outperformed the benchmark. We, the Oppenheimer Main Street Core team, aim to build “all weather” portfolios by targeting companies with: 1) sustainable competitive advantages; 2) skilled management with a proven track record of executing effectively; and 3) financial resources to generate improving profitability, gain market share, and/or return significant cash to shareholders. During times of economic volatility as during this reporting period, such companies frequently widen their lead over weaker competitors. We seek to invest in companies, characterized by the above qualities, at compelling valuations and believe this disciplined approach is essential to generating superior long-term performance. We use fundamental research and quantitative models to select securities for the fund, which is comprised of both growth and value stocks.

The fund outperformed its benchmark largely due to stronger relative stock selection in the materials, health care, consumer staples and information technology sectors. Detracting from fund performance was stock selection in financials and stock selection as well as an overweight position in industrials.

Top contributors to fund performance during this reporting period included Alphabet, Inc. (information technology), Mondelez International, Inc. (consumer staples), Vulcan Materials Co. (materials), General Electric Co. (industrials), and Amazon.com, Inc. (consumer discretionary). Alphabet is the new holding company vehicle for what was previously known as Google. Alphabet’s stock outperformed as quarterly results showed evidence of improved cost control and the company announced plans to enhance financial disclosures to investors, thereby, providing greater transparency into the drivers of value creation. With the recent arrival of a new CFO, investors have gained conviction in greater cost controls and more effective capital allocation—both of which should lead to rising profitability. In addition, the company announced a stock buyback over the fourth quarter of 2015. While small in magnitude, this move reinforced the view that management is committed to driving shareholder value rather than growth at any cost. Mondelez manufactures and sells global consumer products—primarily in the snack food and confection categories, including brand names such as Oreos, Cadbury and Trident. Operating margins continued to expand, surprising investors favorably and leading to the stock’s positive performance. Shares of Vulcan Materials, a provider of aggregates, delivered strong results as construction demand continued to improve. Additionally, management issued an optimistic outlook for the company’s growth over the next several years, which resulted in rising investor sentiment. General Electric is a multi-industry conglomerate. Management reported third quarter 2015 results in mid-October that were above expectations. In addition, investor enthusiasm was further bolstered as the company closed on its largest-ever industrial acquisition of Alstom’s power and grid businesses exceeding expectations for asset sales at GE Capital, and completing an exchange offering for its stake in Synchrony Financial. E-commerce giant Amazon.com also reported solid earnings and reached an all-time high during the reporting period.

The top detractors from fund performance included Tyco International plc (industrials), Western Digital Corp. (information technology), National Oilwell Varco, Inc. (energy), Noble Energy, Inc. (energy) and Genworth Financial, Inc. (financials). Tyco International provides security products and services, fire detection and suppression products and services, and life safety products. Tyco surprised investors with a disappointing earnings outlook when they reported second fiscal quarter 2015 results in late April. We trimmed the fund’s position modestly (though still retain a sizeable overweight) as we reallocated capital to other names where we have higher conviction in near-term fundamentals. Western Digital manufactures computer disk drives and other data storage solutions. The stock continues to be negatively impacted by near-term fundamentals which remain weak, particularly, the demand for personal computers. Further, the stock reacted unfavorably when management announced the acquisition of SanDisk at a substantial price premium. While we believe acquiring SanDisk makes sense from a long-term perspective, as the company vertically integrates into NAND flash storage, investors were initially uncertain as to its strategic value. National Oilwell Varco and Noble

See explanation of benchmark definitions on A-57 through A-59

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Energy experienced declines—along with most energy-related stocks—due to the decline in oil prices. National Oilwell Varco is a worldwide supplier of equipment to the energy sector. The company’s management revised the outlook for earnings downward. As oil prices have fallen, many of the company’s customers have decreased spending expectations, thereby negatively impacting the projected growth of National Oilwell’s products and services. We exited our position. Noble Energy is a global exploration and production energy company. In addition to the decline in oil process, investors reacted unfavorably to the company’s announced merger with Rosetta Resources. While there may be concerns regarding future execution, we believe the merger can better position the company to grow onshore domestic operations. Consequently, we maintained our holdings in this stock. Genworth provides insurance, wealth management and investment & financial solutions. The stock fell — despite posting better-than-expected results — as investors were uncertain about management’s ability to execute. Additionally, regulatory concerns continued to overhang the stock.

At reporting period end, the fund had its largest overweight positions in the industrials, financials and consumer staples sectors and its largest underweight positions in the consumer discretionary, information technology and materials sectors.

We expect that this economic and market environment will continue, resulting in increased volatility of equity prices. Traditionally, during periods of economic uncertainty and heightened market volatility, investors favor stocks of higher quality companies—with greater consistency and stability of revenue and earnings—leading to relatively better stock performance.

Mid-Cap Equity Portfolio (managed by Scout Investments, Inc.)

Q. How did the fund perform for the year ended December 31, 2015?

A. For the year ended December 31, 2015, the Mid-Cap Equity Portfolio’s Class I returned 1.57%, compared to a -2.44% return for its benchmark, the Russell Midcap Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the fund to its benchmark for the ten-year period ended December 31, 2015. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2015 are also shown in the table below. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Scout Investments, Inc. began managing the fund on January 1, 2013, and some investment policies changed at that time. Another firm managed the fund before that date.

Average Annual Total Returns for the periods ended December 31, 2015 (1)
	1 Year	5 Years	10 Years

Fund’s Class I	1.57%	7.93%	5.65%
Russell Midcap Index	(2.44%)	11.44%	8.00%
	1 Year	Since Inception (5/2/11)

Fund’s Class P	1.77%	6.93%
Russell Midcap Index	(2.44%)	9.85%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class I outperformed the benchmark. We at Scout maintain the fund’s strategy by incorporating stocks with strong cash flows, under-levered balance sheets, attractive valuations, with fundamental top-down or bottom-up catalysts to unlock that value, while selecting away from those with what the strategy perceives to be unnecessary risk factors. Stock selection added to the fund’s value in seven out of ten market sectors and was particularly strong in the industrials, consumer discretionary, and information technology sectors. These gains offset underperformance in materials, financials as well as a drag from the average cash balance. The fund benefited from increased merger activities due to easy credit conditions in the U.S. and improving business fundamentals in certain sectors. Several of the fund’s holdings received takeover offers during the year.

While the sectors mentioned above represent broad portfolio themes, the strategy is keenly focused on individual stock selection rather than making aggressive sector allocations, by investing fund assets in equity securities of companies with medium market capitalization. Even at the stock level, buying and selling is done incrementally.

Industrials added the most relative value to the fund’s performance during the reporting period, driven almost entirely by stock selection. Acuity Brands, Inc. and Exelis, Inc., two of the fund’s top-performing stocks on a total contribution basis, came from this sector. Acuity Brands, a leading manufacturer of lighting fixtures, advanced on strong earnings results from improved commercial construction, greater demand for LED lighting, and healthy order trends. Meanwhile, Exelis, Inc, a defense contractor specializing in electronics and communications was acquired by Harris

See explanation of benchmark definitions on A-57 through A-59

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Corp. at a substantial premium to the prevailing market price. Among consumer discretionary stocks, Royal Caribbean Cruises Ltd. posted gains as cruising demand remained strong with baby boomers at or near their retirement years. Cruising remains a popular vacation option due to its offering of affordable luxury and exciting vacation destinations. In the financials sector, Public Storage performed strongly as it capitalized on its leading branded position in the storage sub-sector of the REIT industry. Public Storage benefited from continuing low market interest rates, a strong balance sheet, and increased demand for its storage services driven by improving U.S. household formation, and aging demographic trends. Finally, the largest holding, Atmos Energy, performed well as gas utilities remained in favor due to several takeover deals in the industry during 2015, and for its steady dividend growth potential in a low interest rate environment.

In contrast, the fund’s main detractors on a total contribution basis were found in the materials, energy, and financials sectors. In materials, Allegheny Technologies, Inc., a specialty metals producer, fell on reports of weakness in the Chinese economy, which triggered declines in commodity stocks. Oasis Petroleum, Inc., an oil producer with operations in the Bakken field of North Dakota, was caught up in a sell-off spurred by the decline in oil prices partially due to economic weakness in emerging markets, abundant oil supplies, and the failure of OPEC to defend the oil price with supply cuts. In the financials sector, several holdings fared poorly including Host Hotels & Resorts, Inc. This REIT which owns Marriott and other upper scale hotel properties declined as hotel room supplies remained high even as business and tourism traffic remained muted partially due to the strong U.S. dollar. Senior Housing Properties Trust was hurt due to disappointment about their new management agreement with property manager RMR Group Inc., in which the external management contract was renewed for a twenty year period. In addition, supply concerns surfaced due to new construction of senior housing facilities. Finally, Affiliated Managers Group posted disappointing performance partially because of generally weak global equity markets, and also due to the sudden halt of redemptions at their Third Avenue Focused Credit Fund caused by liquidity issues in their holdings. The problems at that fund have led to an SEC review at Third Avenue, and more widely into the liquidity risks of high yield funds in general.

The fund continues to overweight consumer staples, utilities, and health care companies, sectors that generally rely less on strong economic growth. Lower energy prices are creating a tailwind for consumers, and consequently select retailers and restaurants that stand to benefit from their additional discretionary income are favored. While rising health care costs may take a bite out of some consumer spending, other factors, including a decline in meat prices, should help to improve restaurant margins. The fund continues to invest in health care to capture growth as the population ages.

In contrast, the fund is underweighting stocks in the materials and energy sectors, as well as companies with significant exposure to China. It is anticipated that cautious weightings may benefit over the long-term. Energy stocks will likely continue their weakness for the time being, as U.S. production declines are insufficient to offset uncertain global demand growth and near-record production from Russia and the OPEC nations.

Similarly, the fund is underweighting technology, since some of the same forces hurting commodities (most notably, the slowdown in China) are hurting semiconductor companies. Across the board, some of the more leveraged companies in response to the risk implied by declines in the high yield bond market have been trimmed. Typically, the fund owns companies with lower debt profiles than our benchmark; however, the fund has recently become even more conservative in this regard as a tactical move in response to changing credit conditions.

We believe that uncertainty regarding the outcome of the presidential election may likely cause increased volatility in the equity markets. Additionally, the extent of the effect of rising short-term interest rates on the U.S. dollar and economy has yet to be determined. In summary, the strategy is sticking to the quality investment process that has benefited our investors in the past, using timeless investment principles to select stocks with sound fundamentals and reasonable valuations, while steering the fund away from perceived problems.

Mid-Cap Growth Portfolio (managed by Ivy Investment Management Company)

Q. How did the fund perform for the year ended December 31, 2015?

A. For the year ended December 31, 2015, the Mid-Cap Growth Portfolio’s Class I returned -5.73%, compared to a -0.20% return for its benchmark, the Russell Midcap Growth Index.

See explanation of benchmark definitions on A-57 through A-59

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the fund to its benchmark for the ten-year period ended December 31, 2015. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2015 are also shown in the table below. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Ivy Investment Management Company began managing the fund on November 1, 2013, and some investment policies changed at that time. Another firm managed the fund before that date.

Average Annual Total Returns for the periods ended December 31, 2015 (1)
	1 Year		5 Years	10 Years

Fund’s Class I	(5.73%	)	6.17%	7.08%
Russell Midcap Growth Index	(0.20%	)	11.54%	8.16%
	1 Year		Since Inception (5/2/11)

Fund’s Class P	(5.54%	)	3.83%
Russell Midcap Growth Index	(0.20%	)	9.77%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class I underperformed the benchmark. In selecting investments, we at Ivy maintain the fund’s strategy by primarily emphasizing a bottom-up approach with a focus on issues with medium market capitalizations that we believe have the potential for strong growth and increasing profitability, attractive valuations and sound capital structures. Our investment process also includes a review of the macroeconomic environment.

The primary factors for the fund’s underperformance for the reporting period were stock selection issues in consumer discretionary and consumer staples sectors. The consumer discretionary exposure made the greatest negative contribution to the fund’s return for the reporting period. The fund was underweight this underperforming sector, but exposure to retail and related sectors was a liability in a year when e-commerce activity accelerated, taking market share and requiring many retailers to step up investment to try to maintain competitiveness and relevance to consumers. These costs and higher labor expense pressured the profitability of many companies, including Bed Bath and Beyond Inc. and DSW Inc. in the fund and detracted from its performance. Other key factors significantly impacting retailers in 2015 were weak demand in emerging markets and the appreciation of the dollar, which hurt many retailers based both on currency translation effects and the ultimate negative impact on travel to the U.S. and related demand for retail goods in flagship stores in markets such as New York City.

An overweight position in the poorly performing energy sector was a significant factor contributing to the fund’s relative underperformance. The fund’s energy names performed in line with the energy sector in the index, but were consistently overweight in the group, thus the sizable negative contribution from our energy exposure. Technology was the final sector that contributed negatively to performance in 2015. One of the fund’s biggest disappointments in technology this year was Pandora, the internet radio service company. The stock struggled under the weight of concern about a 2015 Copyright Royalty Board rate decision. Other technology names such as Teradata Corp and Grubhub also underperformed during the period.

All other sectors contributed positively to relative performance, with the greatest positive impact coming from the financials and health care sectors. The fund’s exposure in the industrials and materials sectors also generated positive relative performance for the period. The performance of equity option positions contributed positively to performance by 25 bps.

The top three securities detracting from performance for the period were Polaris Industries, Bed Bath and Beyond and Teradata Corp. The top three securities contributing to the fund’s performance were Electronic Arts, Alkermes and First Republic Bank.

Mid-Cap Value Portfolio (managed by Boston Partners)

Q. How did the fund perform for the year ended December 31, 2015?

A. Boston Partners assumed management of the Mid-Cap Value Portfolio on April 28, 2015. For the year ended December 31, 2015, the Mid-Cap Value Portfolio’s Class I returned -0.37%, compared to a -4.78% return for the Russell Midcap Value Index and a -6.65% return for the S&P MidCap 400 Value Index. The prior sub-adviser’s benchmark, the S&P MidCap 400 Value Index, is shown for comparative purposes only.

See explanation of benchmark definitions on A-57 through A-59

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the fund to its benchmarks for the period from inception on January 2, 2009 through December 31, 2015. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on May 2, 2011 through December 31, 2015 are also shown in the table below. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Boston Partners began managing the fund on April 28, 2015, and some investment policies changed at that time. Another firm managed the fund before that date.

Average Annual Total Returns for the periods ended December 31, 2015 (1)
	1 Year		5 Years	Since Inception (1/2/09)

Fund’s Class I	(0.37%	)	8.93%	13.35%
Russell Midcap Value Index	(4.78%	)	11.25%	16.16%
S&P MidCap 400 Value Index	(6.65%	)	10.19%	15.05%
	1 Year		Since Inception (5/2/11)

Fund’s Class P	(0.17%	)	7.64%
Russell Midcap Value Index	(4.78%	)	9.83%
S&P MidCap 400 Value Index	(6.65%	)	8.50%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class I outperformed its benchmarks. Under normal market conditions, the fund invests primarily in common stock of mid-capitalization U.S. companies that we, the management team at Boston Partners, identify as having value characteristics. In selecting investments for the fund, various factors are examined in order to determine the value characteristics of an issuer, including price-to-book value ratios and price-to-earnings ratios. These value characteristics are examined in the context of the issuer’s operating and financial fundamentals, such as return on equity, earnings growth and cash flow. Securities for the fund are selected based on a continuous study of trends in industries and companies, including the anticipated stability of earnings.

The fund turned in a healthy relative return for the reporting period, providing a positive return relative to the benchmark, comparing quite favorably to other mid-capitalization value managers. Performance for the year was driven by strong stock selection, particularly in the consumer services, consumer non-durables, basic industries, and energy sectors. Business services companies Equifax and ManpowerGroup outperformed as the positive trends in employment helped the companies consistently exceed earnings expectations throughout the reporting period. Expedia also performed well as consumer spending through internet outlets continues to gain momentum. Video game company Activision Blizzard contributed significantly to returns as the new Xbox and PS4 console sales drove demand for new versions of existing titles. In addition, new titles and innovative distribution agreements in emerging markets helped the company consistently exceed earnings expectations throughout the reporting period. Within basic industries and energy, capital was well preserved in underperforming sectors i.e. the emphasis on companies with more predictable margins such as refiner Marathon Petroleum and adhesive manufacturer Avery Dennison. The fund also avoided the deeply cyclical energy services, steel and metals & mining industries. Sector allocation also contributed positively for the reporting period. In addition to the underweight to energy, relative value was added to the fund by underweighting the underperforming utility sector and overweighting the strong-performing technology sector.

One of the fund’s significant detractors from its returns was stock selection in finance as the fund’s holdings in insurance companies Allstate and Loews underperformed. Allstate’s successful turnaround stalled in the first half of the year and Loews had significant exposure to oil drilling company Diamond Offshore whose business prospects declined with the price of oil during the reporting period. Allstate was sold earlier in the reporting period, and the fund continues to hold Loews as we believe the shares offer excellent value in our sum of the parts analysis.

We continued to reposition the fund as opportunities presented themselves. Within consumer sectors, we sold long-held positions in Tyson Foods and H&R Block as the stocks have achieved our price objectives. We also sold Macy’s as margin expansion opportunities appear to have stalled, and same store sales have been disappointing as shoppers increasingly avoid stores in favor of the internet. In addition, we sold Footlocker and construction materials manufacturer Carlisle Companies as the stocks approached our price targets and business momentum was beginning to slow. We initiated a position in electronic retailer Best Buy which offers compelling value, substantial return of capital to shareholders and business momentum which appears to be picking up helped by increased sales in new 4K televisions. We also initiated positions in well positioned basic industries and energy companies that offer outstanding value as we wait for business momentum to improve. New positions include leading methanol manufacturer Methanex, fertilizer company Mosaic, specialty steel manufacturer Steel Dynamics, energy services company Bristow Group, and exploration and production company Cimarex Energy. While we may be a bit early with these purchases, we believe these investments will prove themselves over the next two years.

See explanation of benchmark definitions on A-57 through A-59

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Looking ahead, we believe that investors currently feel safer paying up for growth companies and are paying little attention to economically sensitive stocks whose earnings prospects have been nicked by the strong U.S. dollar and the slowdown in China. We have seen these cycles before, and they provide us with excellent opportunities to refresh the fund with new investment opportunities. We will remain patient, waiting for catalysts to emerge for many of our holdings and are confident that they will over our investment horizon. We will continue to focus on investing in attractively priced, high-quality companies that are generating increasing free cash flow and making prudent capital allocation decisions.

Small-Cap Equity Portfolio (co-sub-advised by BlackRock Investment Management, LLC and Franklin Advisory Services, LLC)

Q. How did the fund perform for the year ended December 31, 2015?

A. For the year ended December 31, 2015, the Small-Cap Equity Portfolio’s Class I returned -7.88%, compared to a -7.47% return for its benchmark, the Russell 2000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the fund to its benchmark for the ten-year period ended December 31, 2015. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2015 are also shown in the table below. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

BlackRock Investment Management, LLC and Franklin Advisory Services, LLC began co-managing the fund on May 1, 2010, and some investment policies changed at that time. Another firm managed the fund before that date.

Average Annual Total Returns for the periods ended December 31, 2015 (1)
	1 Year	5 Years	10 Years

Fund’s Class I	(7.88%)	7.29%	7.53%
Russell 2000 Value Index	(7.47%)	7.67%	5.57%

	1 Year	Since Inception (5/2/11)

Fund’s Class P	(7.70%)	6.12%
Russell 2000 Value Index	(7.47%)	6.40%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class I underperformed the benchmark. The fund is co-sub-advised by BlackRock and Franklin. The following are separate discussions from each co-sub-adviser.

BlackRock

BlackRock’s portion of the fund invests in small-capitalization equity securities that are included in the benchmark, the Russell 2000 Value Index, or have economic characteristics similar to the securities included in the benchmark. For the reporting period, BlackRock’s portion of the fund performed in-line with the benchmark.

The reporting period started with U.S. stock prices falling as lower oil prices punished the energy sector and the negative impact of a stronger dollar began to show in the earnings of large global exporting companies. U.S. equities came back into favor in the spring, after a powerful rally in European equities left valuations in the U.S. looking more appealing by comparison. U.S. stocks continued to outperform international markets into the summer as increasing turmoil around Greece’s debt troubles drove investors to the relative stability of U.S. markets.

The second half of the reporting period started well with strong manufacturing and construction data and M&A activity. This momentum stuttered as volatility and uncertainty became major themes through the remainder of 2015 given a sharp sell-off in Chinese equities, falling oil prices and anticipation of a rate hike from the Fed.

With the Fed’s stimulus in the beginning of 2015, many markets reached all-time highs, but hit considerable headwinds in the latter half of the year. Geopolitical strife in the Middle East and Russia, terrorist attacks in France and San Bernardino, California, slowing growth globally, oil price instability, and the Fed starting a tightening cycle were significant events that shaped 2015 market returns.

As a sector, health care was the only positive contributor to returns in the index. Falling oil prices took a large toll on the energy sector, which was the largest detractor of performance in 2015. The materials, industrials, and consumer discretionary sectors also weighed negatively on performance in 2015.

See explanation of benchmark definitions on A-57 through A-59

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Franklin

We at Franklin seek to invest our portion of the fund in small-capitalization companies that we believe are selling below their underlying worth with the potential for capital appreciation. The fund employs a bottom-up stock selection process. As a result, the fund frequently contains sector and security allocations that are significantly different than those of the index. Our strategy is to buy and hold a fund of fundamentally sound companies for five years or more on average. We purchase securities at what we consider attractive prices, often when they are out of favor with other investors. We select securities without regard to benchmark comparisons, and we aim for long-term results.

Relative to the benchmark, stock selection in the industrials, financials and health care sectors aided fund performance. Individual contributors to fund performance included StanCorp Financial Group, The Pep Boys-Manny, Moe & Jack and Gerresheimer. StanCorp Financial Group, an insurance provider and asset manager, received a cash takeover offer from Meiji Yasuda Life Insurance at a premium to the prior day’s closing price. The Pep Boys, an automobile sales and services provider, received cash takeover offers from Bridgestone and investor Carl Icahn, which helped increase the company’s share price. Gerresheimer, a health-care-focused glass and plastics products provider, benefited from strategic moves intended to improve the long-term return profile of its business. Specifically, the company sold its low-margin glass tubing business and acquired Centor, a leading, high-margin, U.S.-based manufacturer of plastic vials.

In contrast, stock selection and an overweighting in the energy sector, along with an overweighting in the materials sector and an underweighting in the information technology sector hurt fund relative performance. Some detractors from fund performance included Axiall, Unit Corp. and Men’s Wearhouse. Axiall, a chemical and building products manufacturer, was negatively affected by weaker-than expected end-market pricing due to industry-wide chlor-alkali capacity expansions and still relatively weak demand. The company replaced its chief executive officer and is implementing cost-cutting measures to offset weakness while simultaneously exploring alternatives for its building products business. Shares of Unit Corp., an onshore provider of drilling rigs, experienced a negative impact from a sharp drop in oil prices that began in mid-2014. The company’s subsequent reduction in its rig count was also expected to hinder earnings. The Men’s Wearhouse, a men’s clothing retailer, reported weaker-than-expected results from its recently acquired Jos. A. Bank business, as a change to a less promotional-driven model disrupted sales. We exited the position during the reporting period.

We initiated several new positions during the period including LTC Properties, a REIT; Laclede Group, a natural gas service provider; IDACORP, an electric energy provider; and Crocs, a footwear manufacturer and distributor; among others. We added to existing positions in Everbank Financial Corp., a commercial bank; Maple Leaf Foods, a manufacturer and retailer of bakery products, meat, poultry and other packaged consumer food products; and the aforementioned Gerresheimer, among others.

We exited positions in Cabot Corp., Group 1 Automotive and The Pep Boys (mentioned above), among others. We also reduced positions in the aforementioned StanCorp Financial Group, Thor Industries and Sensient Technologies, among several others.

Small-Cap Growth Portfolio (managed by Lord, Abbett & Co. LLC)

Q. How did the fund perform for the year ended December 31, 2015?

A. For the year ended December 31, 2015, the Small-Cap Growth Portfolio’s Class I returned -8.35%, compared to a -1.38% return for its benchmark, the Russell 2000 Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the fund to its benchmark for the ten-year period ended December 31, 2015. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2015 are also shown in the table below. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Lord, Abbett & Co. LLC began managing the fund on May 1, 2014, and some investment policies changed at that time. Other firms managed the fund before that date.

Average Annual Total Returns for the periods ended December 31, 2015 (1)
	1 Year	5 Years	10 Years

Fund’s Class I	(8.35%)	6.14%	4.82%
Russell 2000 Growth Index	(1.38%)	10.67%	7.95%
	1 Year	Since Inception (5/2/11)

Fund’s Class P	(8.17%)	3.75%
Russell 2000 Growth Index	(1.38%)	8.56%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See explanation of benchmark definitions on A-57 through A-59

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class I underperformed the benchmark. The fund seeks to own small-capitalization growth companies that we at Lord Abbett believe have the above-average, long-term growth potential, including companies that can transform markets through innovative products and services.

The leading detractor from the fund’s relative performance during the reporting period was security selection in the information technology sector. Within this sector, the fund’s holdings of Nimble Storage, Inc., a data storage platform provider, detracted most from its performance. Shares of Nimble Storage declined after the company reported third quarter earnings below previous guidance and announced that it would not reach profitability in 2015 as it had previously expected. Another detractor within this sector over the reporting period was the fund’s position in Glu Mobile, Inc., a developer, publisher, and marketer of games for mobile devices. Shares of Glu Mobile fell after the company reduced its fiscal year 2015 guidance due to the poor performance of some of its recently launched games.

Security selection in the health care sector also negatively impacted the fund’s relative performance during the reporting period. Within this sector, Amicus Therapeutics, Inc., a biopharmaceutical company, was the largest detractor from fund performance. Shares of Amicus Therapeutics fell after the company announced that the filing of one of their drugs with the Food and Drug Administration (FDA) would be delayed. Another detractor from fund performance within this sector was its position in Chimerix Inc., a biopharmaceutical company focused on oral antivirals. Shares of Chimerix declined late in the year after the company reported that a late stage clinical trial for one of its drugs failed to reach its primary endpoints.

Security selection in the consumer discretionary sector was another detractor from relative performance during the period. Within this sector, the fund’s position in LifeLock, Inc., a provider of proactive identity theft protection services, detracted most. Shares fell in July after the company announced that it had failed to reach a settlement with the Federal Trade Commission (FTC) regarding past sales practice, and instead would head to court against the FTC for the second time in five years. Also detracting within the consumer discretionary sector was the fund’s position in Rentrak Corp., a media measurement and consumer targeting company. Shares of Rentrak fell in August after the company reported disappointing quarterly revenue.

Among the largest contributors to relative performance during the reporting period were the fund’s underweight positions in the materials, industrials, and energy sectors. These were the three worst performing sectors in the benchmark during the reporting period, and the fund benefited from maintaining an average exposure to these sectors that was less than the benchmark during the reporting period.

The largest individual stock contributor to relative performance was the fund’s position in Sketchers U.S.A, Inc., a designer and marketer of Sketchers branded footwear. Shares of Sketchers rose 35% in the month following its first quarter earnings report, in which the company beat consensus earnings estimates even despite some currency headwinds. Another large individual contributor was the fund’s position in Abiomed, Inc., a provider of temporary percutaneous mechanical circulatory support devices. Shares of Abiomed surged after the company reported second quarter 2015 earnings above consensus estimates, driven by strong year-over-year revenue growth in their marquee medical device.

Small-Cap Index Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the fund perform for the year ended December 31, 2015?

A. For the year ended December 31, 2015, the Small-Cap Index Portfolio’s Class I returned -4.93%, compared to a -4.41% return for its benchmark, the Russell 2000 Index.

See explanation of benchmark definitions on A-57 through A-59

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the fund to its benchmark for the ten-year period ended December 31, 2015. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2015 are also shown in the table below. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

BlackRock Investment Management, LLC acquired the assets of Mercury Advisors, an affiliate of Merrill Lynch Investment Managers, L.P., effective September 29, 2006 and began managing the fund on that date. Mercury Advisors began managing the fund on January 1, 2000. Another firm managed the fund before that date.

Average Annual Total Returns for the periods ended December 31, 2015 (1)
	1 Year	5 Years	10 Years

Fund’s Class I	(4.93%)	8.76%	6.34%
Russell 2000 Index	(4.41%)	9.19%	6.80%
	1 Year	Since Inception (5/2/11)

Fund’s Class P	(4.74%)	7.25%
Russell 2000 Index	(4.41%)	7.49%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class I underperformed the benchmark. The fund seeks to replicate, as closely as possible, the total return of the benchmark as represented by the Russell 2000 Index. In accordance with BlackRock’s passive investment strategy, the fund was positioned to match the risk characteristics of the benchmark throughout the reporting period.

The reporting period started with U.S. stock prices falling as lower oil prices punished the energy sector and the negative impact of a stronger dollar began to show in the earnings of large global exporting companies. U.S. equities came back into favor in the spring, after a powerful rally in European equities left valuations in the U.S. looking more appealing by comparison. U.S. stocks continued to outperform international markets into the summer as increasing turmoil around Greece’s debt troubles drove investors to the relative stability of U.S. markets.

The second half of the reporting period started well with strong manufacturing and construction data and M&A activity. This momentum stuttered as volatility and uncertainty became major themes through the remainder of 2015 given a sharp sell-off in Chinese equities, falling oil prices and anticipation of a rate hike from the Fed.

With the Fed’s stimulus in the beginning of 2015, many markets reached all-time highs, but hit considerable headwinds in the latter half of the year. Geopolitical strife in the Middle East and Russia, terrorist attacks in France and San Bernardino, California, slowing growth globally, oil price instability, and the Fed starting a tightening cycle were significant events that shaped 2015 market returns.

From a sector perspective, health care stocks generated the strongest returns in the small-capitalization universe, followed by softer returns in the information technology sector. Falling oil prices took a large toll on the energy sector, which was the largest detractor of performance in 2015. The materials, industrials, and consumer discretionary sectors also contributed to the overall negative returns in the small-capitalization stock universe in 2015.

Small-Cap Value Portfolio (managed by AllianceBernstein L.P.)

Q. How did the fund perform for the year ended December 31, 2015?

A. The Small-Cap Value Portfolio was previously co-managed with another sub-adviser. AllianceBernstein assumed management of the entire fund on October 30, 2015. For the year ended December 31, 2015, the Small-Cap Value Portfolio’s Class I returned -4.34%, compared to a -7.47% return for its benchmark, the Russell 2000 Value Index.

See explanation of benchmark definitions on A-57 through A-59

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the fund to its benchmark for the ten-year period ended December 31, 2015. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2015 are also shown in the table below. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

AllianceBernstein L.P. (“AB”) became sole sub-adviser of the fund on October 30, 2015. AB was co-sub-adviser of the fund from May 1, 2014 through October 29, 2015 and some investment policies changed during that time. Another firm managed the fund before May 1, 2014.

Average Annual Total Returns for the periods ended December 31, 2015 (1)
	1 Year	5 Years	10 Years

Fund’s Class I	(4.34%)	8.76%	7.96%
Russell 2000 Value Index	(7.47%)	7.67%	5.57%
	1 Year	Since Inception (5/2/11)

Fund’s Class P	(4.15%)	7.17%
Russell 2000 Value Index	(7.47%)	6.40%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class I outperformed the benchmark. We at AllianceBernstein maintain the fund’s investment objective by seeking long-term growth of capital. The fund seeks out-of-favor small-capitalization stocks with attractive long-term earnings prospects that the fund’s investment team believes are undervalued. We believe that small-capitalization stocks offer greater opportunity for fundamental stock selection since they’re covered by fewer industry analysts. The fund invests primarily in a portfolio of equity securities of small-capitalization U.S. companies.

During the reporting period, the fund fell in absolute terms but outperformed the benchmark. Overall security selection contributed to its performance led by the fund’s financials and industrials’ holdings. Stock selection in the technology, materials, consumer discretionary and consumer staples sectors also contributed to the fund’s performance during the reporting period. Stock selection in the health care sector detracted from its relative performance.

Overall sector allocation had a negative effect on performance for the reporting period. An underweight position in the financials counteracted the positive effect of an underweight in energy.

The leading contributor to fund performance was StanCorp Financial, a U.S.- based provider of employee insurance and annuity products. StanCorp was acquired at a substantial premium by Japanese company Meiji Yasuda, which was attracted to its strong U.S. franchise. Helen of Troy, a manufacturer of consumer products such as hair dryers and kitchen housewares, also outperformed in 2015, contributing positively to fund performance. The company delivered strong profit growth, benefiting from the operational turnaround driven by its new management team. In the technology sector, Fairchild Semiconductor shares rose following an announcement that ON Semiconductor intended to acquire Fairchild for $20 per share in cash, a premium over where the company had been trading earlier this fall.

The declining oil prices and sluggishness in the energy sector drove down shares of exploration & production companies. Detracting from fund performance was fund holding, SM Energy which underperformed along with other U.S. oil and gas producers, due to expectations of continued weakness in oil and gas prices. Also, negatively impacting fund performance was home décor retailer, Pier 1 Imports, which reported disappointing sales and margins as the company faced headwinds from increasing online competition and rising inventory levels from a difficult Omni channel rollout. Bloomin’ Brands, an operator of restaurant chains such as Outback Steakhouse and Carrabba’s Italian Grill, also underperformed, detracting from fund performance. The company reported same store sales below expectations, fueling fears that revenue growth pressure would offset the company’s efficiency initiatives.

Value Advantage Portfolio (managed by J.P. Morgan Investment Management Inc.)

Q. How did the fund perform for the year ended December 31, 2015?

A. For the year ended December 31, 2015, the Value Advantage Portfolio’s Class I returned -4.69%, compared to a -4.13% return for its benchmark, the Russell 3000 Value Index.

See explanation of benchmark definitions on A-57 through A-59

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the fund to its benchmark for the period from inception on April 30, 2013 through December 31, 2015. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on April 30, 2013 through December 31, 2015 are also shown in the table below. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2015
	1 Year	Since Inception (4/30/13)

Fund’s Class I	(4.69%)	9.37%
Russell 3000 Value Index	(4.13%)	9.04%

Fund’s Class P	(4.50%)	9.59%
Russell 3000 Value Index	(4.13%)	9.04%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class I underperformed the benchmark. The cornerstone of the investment philosophy for this fund is the belief that companies possessing the ability to generate significant free cash flow and effectively allocate capital to generate growth in value per share may, over the long-term, outperform stock market averages. We at JP Morgan seek to discover those companies that offer the greatest potential against their current market value. While many companies may be considered cheap, our research process helps us to eliminate those that do not possess the characteristics of a sound, long-term business and to identify those that we feel have been underrated or overlooked by the market.

We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals and proprietary fundamental analysis. Our aim is to identify undervalued companies that have the potential to grow their intrinsic values per share and to purchase these companies at a discount, enabling the fund to provide long-term total return through a combination of income and capital gains.

The global expansion of mobile connectivity has driven rapid growth in online travel expenditures, allowing online travel agencies (OTA), such as Expedia, to take market share from traditional travel agencies. The OTA market continued to consolidate in 2015 largely due to Expedia’s activity in the M&A space. Expedia has strengthened its position as the online market leader through the acquisitions of Travelocity, Orbitz and HomeAway. Organic growth was strong this year in the hotel and airline segments of the business and management proved that the company remains focused on returning cash to shareholders with a 10 million share increase to the stock repurchase plan.

Martin Marietta Materials, a leading supplier of aggregates and heavy building materials, performed well during the reporting period positively impacting fund performance as the company benefitted from growth in residential and commercial construction. Additionally, a new federal highway bill was approved, which will provide five years of steady demand for aggregate products. Martin Marietta Materials has positioned itself with attractively located quarries in key U.S. growth areas. We feel confident in management’s ability to capitalize on the accelerated construction spending and are pleased with the large increase in its share repurchase program, which should reduce shares outstanding by 30%.

Amidst a challenged commodity price environment, the position in Consol Energy was the largest detractor from fund performance for the reporting period. Though the company has a solid position in gas production, Consol derives around 50% of its revenue from coal. This coal exposure sent the stock price lower than its pure-play natural gas peers as coal prices have come under extreme pressure. Although management is making great strides to sell underutilized assets and de-lever the business, we believe coal will remain structurally challenged and have therefore decided to eliminate the holding.

Southwestern Energy, a major natural gas exploration and production company, was a large detractor from performance as they had a challenging year navigating the weak natural gas price environment, which has been hurt by the resilient production levels from shale gas producers. Additionally, the warmer than usual fall and winter has created an oversupplied gas market, further exacerbating the price weakness. Despite these headwinds, Southwestern Energy is trading at a sharp discount to NAV as their assets in the Marcellus, Appalachia and Fayetteville regions are among the highest quality. At these price levels, we believe the risk/reward of the company’s stock falls in our favor.

The financial sector remains the largest absolute sector weight within the fund. As value investors, we are able to find high-quality financial companies that are trading at attractive valuations. The increase in the Fed Funds rate that was initiated at the December Federal Open Market Committee meeting was welcome news as the fund is well positioned to benefit as the interest rate environment normalizes. We expect that our bank holdings will see meaningful net interest margin expansion over time as short term interest rates increase. The consumer discretionary sector continues to be where we find some of our highest-conviction ideas and is the largest overweight position

See explanation of benchmark definitions on A-57 through A-59

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

relative to the benchmark. In the consumer discretionary space, our traditional retail holdings are developing effective omni-channel retailing systems that blend the best of online and bricks-and-mortar retailing.

Emerging Markets Portfolio (managed by OppenheimerFunds, Inc.)

Q. How did the fund perform for the year ended December 31, 2015?

A. For the year ended December 31, 2015, the Emerging Markets Portfolio’s Class I returned -13.84%, compared to a -14.92% return for its benchmark, the MSCI Emerging Markets Index (Net).

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the fund to its benchmark for the ten-year period ended December 31, 2015. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2015 are also shown in the table below. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2015
	1 Year	5 Years	10 Years

Fund’s Class I	(13.84%)	(2.41%)	6.05%
MSCI Emerging Markets Index (Net)	(14.92%)	(4.81%)	3.61%
	1 Year	Since Inception (5/2/11)

Fund’s Class P	(13.67%)	(2.91%)
MSCI Emerging Markets Index (Net)	(14.92%)	(6.17%)

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class I outperformed the benchmark. We, the Oppenheimer emerging markets team, are long-term investors in what we view as extraordinary companies that have massive competitive advantages and real options that manifest themselves over many years. The fund mainly invests in common stocks of issuers in developing or emerging markets throughout the world, and focuses on companies with above-average earnings growth. While cyclical slowdowns can hurt all companies, extraordinary companies can often emerge from difficult periods with even greater competitive advantages. This is because such companies tend to have the cash flow and balance sheet flexibility to invest their businesses even during tough times. Using our long term, bottom-up focus, we seek to take advantage of dislocations in the market and to buy these companies at compelling valuations.

The fund’s outperformance relative to the benchmark stemmed largely from stock selection in the financials, health care and industrials sectors. The fund underperformed the benchmark within the consumer staples, materials and telecommunication services sectors due to stock selection. On a country basis, the fund outperformed the benchmark in China and India due primarily to stock selection and in South Africa as a result of an underweight position. Detractors from the fund’s relative performance included underweight positions in South Korea and Taiwan and an overweight position in Colombia.

Top performing stocks for the fund this reporting period included Tencent Holdings Ltd. (information technology) (China), New Oriental Education & Technology Group, Inc. (consumer discretionary) (China), JD.com, Inc. (consumer discretionary) (China), Ctrip.com International Ltd. (consumer discretionary) (China), and Housing Development Finance Corporation Ltd. (HDFC) (financials) (India). Tencent Holdings is a Chinese Internet gaming company that has grown into a leading messaging service provider and the company is beginning to provide other services over the internet. In January 2015, Tencent opened one of the few licensed online banks in China. It also received one of eight licenses to provide personal credit checking services to lenders. This news helped affect the company’s share price positively. New Oriental Education & Technology Group is the largest provider of private educational services in China. Shares of the company rallied over the fourth quarter of 2015, due in part to strong earnings results despite the deceleration in China’s economy. JD.com is an online direct sales company in China that performed positively over the first half of the reporting period. The company has been benefiting from the growth of the online retail market in China. Ctrip.com is an OTA in China’s rapidly growing and highly fragmented travel market. Ctrip.com recently acquired two of its principal competitors. One of those competitors, Qunar, was acquired from Baidu in a share exchange that resulted in Baidu owning a stake of Ctrip.com. This deal was well received by the market and the shares of both Ctrip.com and Baidu rallied after the announcement. HDFC is the leading provider of housing loans in India. The Reserve Bank of India eased monetary conditions significantly early in the reporting period. This was positive for the share prices of many lenders, HDFC among them.

The top detractors from fund performance included Prada S.p.A. (consumer discretionary) (Hong Kong), Companhia Brasileira de Distribuicao (consumer staples) (Brazil), Glencore plc (materials) (U.K.), MediaTek, Inc. (information technology) (Taiwan), and Kroton Educacional S.A.

See explanation of benchmark definitions on A-57 through A-59

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

(consumer discretionary) (Brazil). Prada has suffered along with the rest of the luxury goods industry with a difficult consumption environment, particularly in ex-Japan Asia. This issue does not change the fact that Prada operates in an industry with high barriers to entry, strong secular tailwinds and strong pricing power for their brands. We believe the shares are cheap and embed an overly pessimistic outlook. Companhia Brasileira de Distribuicao and Kroton Educacional experienced declines in what was a difficult environment for Brazil-based stocks. Glencore is a natural resource company that was negatively impacted by declining commodity prices, which reduced the company’s profitability and put pressure on its balance sheet. MediaTek is a Taiwanese semiconductor chip designer and integrated circuit maker. The company’s products are used in smartphones, particularly the “white label” products, which are less expensive versions that are manufactured in China. Sluggish smartphone demand and intensified competition have hurt pricing and margins. We expect the company to face long-term headwinds and exited the position.

At the reporting period end, the fund had its most significant overweight positions relative to the benchmark in the consumer staples, consumer discretionary and health care sectors and was underweight all other sectors of the Index. On a country basis, the fund had its largest overweight positions in Hong Kong, India and Russia, and its most significant underweights in South Korea, Taiwan and South Africa.

Emerging market equity returns in 2015 were almost entirely driven by macro factors, but despite the weakness in some of the headline components of the emerging market story (China, commodities, credit and currency), we still don’t see signs of a pandemic macroeconomic crisis. Growth is slowing, but we believe it can still outpace that of the developed world for some time to come. In looking beyond the headlines, there are still pockets of dynamic growth across the emerging world. We believe there are opportunities to be found in various industries, including e-commerce, education, health care, specialized financial services, and more. Many companies with strong structural growth opportunities have been caught up in the broad market sell-off, leaving them trading at very attractive prices.

International Large-Cap Portfolio (managed by MFS Investment Management)

Q. How did the fund perform for the year ended December 31, 2015?

A. For the year ended December 31, 2015, the International Large-Cap Portfolio’s Class I returned -0.44%, compared to a -0.81% return for its benchmark, the MSCI EAFE Index (Net).

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the fund to its benchmark for the ten-year period ended December 31, 2015. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2015 are also shown in the table below. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	MFS Investment Management began managing the fund on January 1, 2004. Another firm managed the fund before that date.

Average Annual Total Returns for the periods ended December 31, 2015 (1)
	1 Year		5 Years	10 Years

Fund’s Class I	(0.44%	)	4.28%	5.02%
MSCI EAFE Index (Net)	(0.81%	)	3.60%	3.03%
	1 Year		Since Inception (5/2/11)

Fund’s Class P	(0.24%	)	2.53%
MSCI EAFE Index (Net)	(0.81%	)	1.86%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class I outperformed the benchmark. We at MFS use a bottom-up investment style, involving the research of the fundamentals of each individual opportunity and analyzing certain aspects of a company such as earnings, cash flows, growth potential and management abilities. In managing the fund, MFS invests primarily in the securities of foreign issuers with large market capitalizations (companies with market capitalizations of $3 billion or more).

Strong stock selection in the leisure sector was a key contributor to fund performance relative to the MSCI EAFE Index (Net). Within this sector, an overweight position in advertising and marketing firm WPP Group (U.K.) boosted relative results.

A combination of stock selection and an underweight position in the energy sector also supported relative returns. Not owning global energy and petrochemicals company Royal Dutch Shell (U.K.) helped relative performance.

Strong stock selection in the technology sector further boosted the fund’s relative returns. An overweight position in eyeglasses maker HOYA (Japan) also aided the fund’s relative results.

See explanation of benchmark definitions on A-57 through A-59

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

An overweight position in the consumer staples sector also bolstered relative fund performance, and an overweight position in tobacco company, Japan Tobacco (Japan) contributed to fund relative results as the stock outpaced the benchmark during the reporting period.

Elsewhere, overweight positions in human resources and employment services provider Randstad Holdings (Netherlands), medical thermometers manufacturer Terumo (Japan) and investment management and banking firm UBS (Switzerland) aided relative results. Additionally, not owning shares of mining giant BHP Billiton (U.K.), financial services firm Banco Santander (Spain) and commodity trading and mining company Glencore (U.K.) also helped fund relative performance.

Weak stock selection in the health care sector detracted from the fund’s relative performance. Within this sector, not owning shares of pharmaceutical company Novo Nordisk (Denmark) weighed on its relative results.

Stock selection in the transportation sector also hurt fund relative returns. Its holdings of railroad company Canadian National Railway, not a benchmark constituent, (Canada) hampered its relative performance.

Security selection in both the industrial goods & services and retailing sectors also weakened fund relative returns. Within the industrial goods & services sector, overweight positions in electrical distribution equipment manufacturer Schneider Electric (France) and engine manufacturer Rolls-Royce (U.K.) detracted from its relative results. Within the retailing sector, an overweight position in global sourcing and supply chain management company Li & Fung (Hong Kong) held back relative results also.

Stocks in other sectors that held back relative performance included overweight positions in financial services firm DBS Group (Singapore), industrial gas supplier Linde AG (Germany), mining operator Rio Tinto (Australia) and energy related services provider Engie (France). Additionally, holdings of Brazil-based bank Itau Unibanco (not a benchmark constituent and not held at reporting period end) also weighed on its relative results.

International Small-Cap Portfolio (managed by QS Batterymarch Financial Management, Inc.)

Q. How did the fund perform for the year ended December 31, 2015?

A. For the year ended December 31, 2015, the International Small-Cap Portfolio’s Class I returned 6.43%, compared to a 5.92% return for its benchmark, the S&P Developed Ex-U.S. SmallCap Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the fund to its benchmark for the period from inception on May 1, 2006 through December 31, 2015. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2015 are also shown in the table below. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2015
	1 Year	5 Years	Since Inception (5/1/06)

Fund’s Class I	6.43%	6.87%	2.56%
S&P Developed Ex-U.S. SmallCap Index	5.92%	5.51%	3.74%
	1 Year	Since Inception (5/2/11)

Fund’s Class P	6.64%	5.35%
S&P Developed Ex-U.S. SmallCap Index	5.92%	3.75%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class I outperformed the benchmark. We at QS Batterymarch maintain a well-diversified, style neutral fund with modest region and sector allocations versus the benchmark through the combination of bottom-up stock selection based on fundamentals and implemented with quantitative tools, risk controls and cost efficient trading. Our focus is securities of companies with small market capitalization that are located in developed, foreign countries. The fund continues to invest in excess of 200 companies and generally expects to invest in about the same number of non-U.S. countries as the benchmark.

During the reporting period, stock selection contributed to fund performance. The fund’s positive results were largely driven by stock selection in continental Europe, particularly in consumer discretionary and industrials stocks. Stock selection also added significantly to relative return in the U.K., especially in the consumer discretionary and materials sectors. Selection in the consumer staples sector in Japan and the materials sector of the commodity-sensitive countries of Australia, New Zealand & Canada also added value to the fund’s performance.

See explanation of benchmark definitions on A-57 through A-59

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

At the security level, the primary contributor to the fund’s relative performance was owning Kose Corporation, a company mainly engaged in the manufacture and sale of cosmetics and applied products in Japan and other countries. Kose was not in the benchmark, and returned almost 140% for the period held. The company has done well selling its products to Chinese tourists. An overweight to Nordex SE also contributed to fund performance. The wind turbine-maker announced that it will acquire the wind power business from Spain’s Acciona SA to bolster its presence in the Americas and emerging markets. Japan’s ULVAC, Inc. was also a strong contributor, with good cost control, improving margins and healthy sales and orders for flat panel display production equipment.

Overweights to Japan’s consumer staples and health care sectors were positive contributors to the fund’s relative performance, as both sectors outperformed the benchmark overall. An underweight to the underperforming banks sector in Australia, New Zealand & Canada also contributed. The impact of region and sector allocation to fund performance was positive overall.

Stock selection in Japan was the biggest detractor from fund relative performance. Selection was especially difficult in the information technology, industrials and consumer discretionary sectors. Selection also detracted from fund performance in developed Asia ex-Japan, as well as several European sectors, including information technology, financials ex banks and materials. At the stock level, the primary detractors from fund performance were Ocean Rig UDW Inc. and Calfrac Well Services, both with double-digit, negative returns in the face of falling energy prices. Similarly, an overweight to Westshore Terminals Investment Corporation, a Canada-based company which operates coal storage and a loading terminal at Roberts Bank, British Columbia, was a primary detractor from fund performance as it declined after a major customer announced plans to reduce shipments through the terminal.

International Value Portfolio (managed by J.P. Morgan Investment Management Inc.)

Q. How did the fund perform for the year ended December 31, 2015?

A. For the year ended December 31, 2015, the International Value Portfolio’s Class I returned -2.63%, compared to a -0.81% return for its benchmark, the MSCI EAFE Index (Net).

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the fund to its benchmark for the ten-year period ended December 31, 2015. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2015 are also shown in the table below. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	J.P. Morgan Investment Management Inc. began managing the fund on January 1, 2011, and some investment policies changed at that time. Other firms managed the fund before that date.

Average Annual Total Returns for the periods ended December 31, 2015 (1)
	1 Year	5 Years	10 Years

Fund’s Class I	(2.63%)	1.69%	(0.04%)
MSCI EAFE Index (Net)	(0.81%)	3.60%	3.03%
	1 Year	Since Inception (5/2/11)

Fund’s Class P	(2.44%)	(0.12%)
MSCI EAFE Index (Net)	(0.81%)	1.86%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class I underperformed the benchmark. We at JP Morgan seek to add value to clients’ portfolios by capitalizing on what we believe are mis-valuations that arise within and across the world’s equity markets in seeking long-term capital appreciation for the fund. We do this by investing primarily in equity securities of relatively large non-U.S. companies that we believe to be undervalued, as identified by in-house valuation tools and research analysts. Our process is dominated by bottom-up stock selection. Our transparent and uniform investment philosophy drives all in-house research efforts and all investment decisions. Our investment philosophy has not changed since we began managing the fund in 2011.

Derivatives are used to manage currency deviations relative to the benchmark, e.g., our stock selection process could lead us to significantly underweight the Japanese market, which in turn could effectively cause us to underweight the yen. In such a situation, we may, where practical, seek to reduce that yen underweight through the use of currency forwards. Please note that we do not seek to add value via active currency management, but strive simply to reduce currency deviations versus the benchmark as a method of risk management. This means that currency does not materially add to or subtract value from the fund relative to the benchmark. The currency exposure in all our portfolios is managed by our separate currency overlay team. From a sector perspective, stock selection in health care and basic industries detracted from fund performance

See explanation of benchmark definitions on A-57 through A-59

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

during the reporting period, while stock selection in telecommunication services and retail had a positive impact on performance. Regionally, stock selection in Continental Europe and emerging markets lagged, while stock selection in the U. K., and an underweight allocation to the Pacific Rim contributed to its performance.

At the stock level, shares of Rio Tinto, the global iron ore producer, fell as iron ore prices hit a multi-year low, even as the market has yet to see significant global steel production cuts, detracting from fund performance. That being said, debt remains at the lower end of management’s guided range, allowing Rio significant balance sheet capacity to ride out the cycle if it deteriorates further from here. The company has sufficient projects in the pipeline to deploy growth capital at attractive returns.

On the upside, Renault, the French automaker, outperformed and benefited the fund’s performance for the reporting period. 2015 proved to be a fairly turbulent year for Renault stock; shares initially benefiting from a QE-driven boost, which was followed by the wider autos and transportation slowdown given concerns about China in the summer and then the Volkswagen scandal in September. The stock took a more positive turn in October as the company reported better-than-expected results and management team struck an optimistic tone, providing some positive commentary on fourth-quarter prospects.

Health Sciences Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the fund perform for the year ended December 31, 2015?

A. For the year ended December 31, 2015, the Health Sciences Portfolio’s Class I returned 9.59%, compared to a 1.38% return for the broad-based benchmark, the S&P 500 Index and a 7.14% return for the sector-specific benchmark, the Russell 3000 Health Care Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the fund to its benchmarks for the ten-year period ended December 31, 2015. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on May 2, 2011 through December 31, 2015 are also shown in the table below. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	BlackRock Investment Management, LLC began managing the fund on May 1, 2014, and some investment policies changed at that time. Other firms managed the fund before that date.

Average Annual Total Returns for the periods ended December 31, 2015 (1)
	1 Year	5 Years	10 Years

Fund’s Class I	9.59%	24.61%	15.61%
S&P 500 Index	1.38%	12.57%	7.31%
Russell 3000 Health Care Index	7.14%	20.51%	11.22%
	1 Year	Since Inception (5/2/11)

Fund’s Class P	9.82%	22.49%
S&P 500 Index	1.38%	11.43%
Russell 3000 Health Care Index	7.14%	18.87%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class I outperformed both the broad-based S&P 500 Index and the sector-specific benchmark, Russell 3000 Health Care Index. BlackRock constructs the fund through the implementation of a research-intensive, bottom-up, fundamental investment process. The fund is balanced with exposure across all four health care sub-sectors. These sub-sectors contributed to the fund’s gains relative to the sector-specific Russell 3000 Health Care Index, driven by strong stock selection with the largest gains generated by the biotechnology sub-sector. The fund also beat the broad market, defined as the S&P 500 Index, during this time period. The gains from biotechnology were broad-based with numerous holdings like Receptos, Ultragenyx Pharmaceutical, Dyax and Synageva BioPharma benefitting from positive clinical developments and/or getting acquired. Positive clinical developments also benefited Eisai, Intra-Cellular and Nektar Therapeutics, classified in the pharmaceutical sub-sector, while the reporting of solid financial results benefited specialty pharmaceutical positions Teva Pharmaceuticals and Perrigo, as well as medical devices & supplies sub-sector holdings Boston Scientific, DexCom, Massimo, Becton, Dickinson and Charles River Laboratories. Lastly, the underweight to several large pharmaceutical benchmark positions like Johnson & Johnson and Merck aided relative performance.

During a reporting period of strong outperformance of the fund versus the Russell 3000 Health Care Index, there were more contributors than detractors. From an industry perspective, the largest detractors from fund performance were the managed care and health care distributor industries, both part of health care providers & services with the former due to the overweight allocation and the latter due to stock selection. In health care distributors, McKesson detracted after reporting mixed financial results. Other stocks that detracted from fund performance were

See explanation of benchmark definitions on A-57 through A-59

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Mallinckrodt PLC (pharmaceuticals), Cooper Cos. (medical devices & supplies) and the biotechnology underweight to Gilead Sciences and not owning Pharmacyclics.

The focal point for the fund continues to be innovation with our three largest allocations to biotechnology, medical devices & supplies and pharmaceuticals, whose innovation cycle is in an uptrend and should provide a secular growth story for the sector. While we expect drug pricing rhetoric to permeate throughout 2016 amidst the backdrop of the U.S. presidential election to create noise and potentially volatility, we continue to believe innovation will be the most important attribute for defending a drug’s price and this remains our investment focus.

Real Estate Portfolio (managed by Morgan Stanley Investment Management Inc.)

Q. How did the fund perform for the year ended December 31, 2015?

A. For the year ended December 31, 2015, the Real Estate Portfolio’s Class I returned 1.52%, compared to a 1.38% return for the broad-based S&P 500 Index and 3.20% for the sector-specific benchmark, the Financial Times Stock Exchange National Association of Real Estate Investment Trusts (FTSE NAREIT) Equity REITs Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the fund to its benchmarks for the ten-year period ended December 31, 2015. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on May 2, 2011 through December 31, 2015 are also shown in the table below. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

Morgan Stanley Investment Management Inc. manages the fund and used to do business in certain instances under the name Van Kampen, and managed the fund under the Van Kampen name from the fund’s inception until May 1, 2010.

Average Annual Total Returns for the periods ended December 31, 2015 (1)
	1 Year	5 Years	10 Years

Fund’s Class I	1.52%	10.71%	7.15%
S&P 500 Index	1.38%	12.57%	7.31%
FTSE NAREIT Equity REITs Index	3.20%	11.96%	7.41%
	1 Year	Since Inception (5/2/11)

Fund’s Class P	1.72%	9.08%
S&P 500 Index	1.38%	11.43%
FTSE NAREIT Equity REITs Index	3.20%	10.08%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class I outperformed the broad-based S&P 500 Index but underperformed the sector-specific FTSE NAREIT Equity REITs Index. We, the managers at Morgan Stanley, have maintained our core investment philosophy as a real estate value investor which has resulted in ownership of equity securities whose share prices we believe provide real estate exposure at the best valuation relative to their underlying asset values. We continue to focus on relative implied valuations as a key metric. Our company-specific research leads us to an overweighting in the fund to a group of companies that are focused in the ownership of central business district (CBD) office assets, high-quality malls, upscale hotels, apartments, and a number of out-of-favor companies, and an underweighting to companies concentrated in the ownership of health care and net lease assets.

During the reporting period, equity REITs, in general, and the fund specifically, outperformed the broader domestic equity markets, as measured by the broad-based S&P 500 Index. Property stocks in the U.S. experienced gains on continued improvements in underlying property fundamentals and continued evidence of strong asset valuations in the underlying real estate markets which benefited the fund’s performance. Property stocks have been largely influenced by transactional evidence in the private markets of strong investor demand for core assets at valuations that demonstrate the acceptance of low, expected returns.

Bottom-up stock selection and top-down sector allocation detracted from the fund’s performance relative to the sector-specific benchmark. From a bottom-up perspective, the fund achieved favorable relative stock selection in the shopping center, net lease and secondary CBD/suburban office sectors. This was offset by relatively weak stock selection in the hotel, apartment and storage sectors. From a top-down perspective, the underweight to the diversified/financial and health care sectors and overweight to the apartment sector contributed to relative performance. This was more than offset by relative losses from the overweight to the hotel sector and underweight to the data centers sector.

See explanation of benchmark definitions on A-57 through A-59

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Technology Portfolio (managed by Ivy Investment Management Company)

Q. How did the fund perform for the year ended December 31, 2015?

A. For the year ended December 31, 2015, the Technology Portfolio’s Class I returned -3.04%, compared to a 1.38% return for the broad-based S&P 500 Index and a 9.91% return for the sector-specific benchmark, the S&P North American Technology Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the fund to its benchmarks for the ten-year period ended December 31, 2015. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on May 2, 2011 through December 31, 2015 are also shown in the table below. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Ivy Investment Management Company began managing the fund on May 1, 2014, and some investment policies changed at that time. Other firms managed the fund before that date.

Average Annual Total Returns for the periods ended December 31, 2015 (1)
	1 Year	5 Years	10 Years

Fund’s Class I	(3.04%)	5.86%	4.83%
S&P 500 Index	1.38%	12.57%	7.31%
S&P North American Technology Index	9.91%	14.26%	9.97%
	1 Year	Since Inception (5/2/11)

Fund’s Class P	(2.84%)	5.19%
S&P 500 Index	1.38%	11.43%
S&P North American Technology Index	9.91%	13.58%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class I underperformed both the broad-based S&P 500 Index and the sector-specific S&P North American Technology Index. We at Ivy maintain the fund’s strategy by investing primarily in equity securities of technology companies and technology-related companies around the globe. The fund may also invest in companies that, in our opinion, utilize technology as an agent of change to significantly enhance their business opportunities (or are expected to benefit from the use or commercial application of technology). The fund’s strategy aims to identify strong, secular trends within industries and then apply a bottom-up stock selection process by considering a number of factors in selecting securities, including growth and earnings potential, quality of management, valuation, financial statements, industry/market size potential, and applicable market and economic conditions.

Poor stock selection in industrials, consumer discretionary and health care were main detractors to the fund’s relative performance versus the S&P 500 Index. In terms of specific holdings, a position in Micron Technology Inc. was the greatest detractor to fund performance for the year. Micron Technology reported disappointing earnings and guidance during the reporting period. Weakness in the PC industry, along with cost and margin concerns, negatively impacted fund performance during the reporting period. Additionally, in 2015 virtually all of the technology sector’s outperformance came from a few names, including Facebook, Amazon, Netflix, and Alphabet (formerly known as Google), accounting for a very narrow market for outperformance. While the fund had sizable positions in Facebook and Google, the lack of exposure to Amazon and Netflix negatively impacted fund performance.

Unfortunately, the fund’s “applied science and technology” investment approach diminished its performance. The fund’s allocation to health care, a sector not included in the fund’s style-specific S&P North American Technology Index, was a notable detractor to its performance; however, we believe this is one of the sectors with the greatest opportunity for innovation and growth going forward.

The fund’s top three performing securities for the year were WNS Holdings, Euronet Worldwide and Universal Display. The top three securities that detracted from performance were Micron Technology, Abengoa and Tenet Healthcare.

Absolute Return Portfolio (managed by BlueBay Asset Management LLP)

Q. How did the fund perform for the period ended December 31, 2015?

A. The Absolute Return Portfolio commenced operations on April 27, 2015. For the period from inception through December 31, 2015, the fund’s Class I returned -3.69%, compared to a 0.01% return for the Citigroup 1-Month U.S. T-Bill Index.

See explanation of benchmark definitions on A-57 through A-59

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the fund to its benchmark for the period from inception on April 27, 2015 through December 31, 2015. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on April 27, 2015 through December 31, 2015 are also shown in the table below. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Total Returns for the period from Inception through December 31, 2015
Since Inception (4/27/15)

Fund’s Class I	(3.69%)
Citigroup 1-Month U.S. T-Bill Index	0.01%

Fund’s Class P	(3.56%)
Citigroup 1-Month U.S. T-Bill Index	0.01%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the period from inception through December 31, 2015, the fund’s Class I underperformed the benchmark. We at BlueBay maintain the fund’s strategy by seeking to provide positive total return. The fund looks to generate performance from six main areas of decision: term structure, sovereign credits alpha, sovereign credit beta, corporate credit alpha, corporate credit beta and currencies.

Term structure was a detractor from fund performance during the period. Half of this was lost in June, where the fund had a relative value call to be long European duration versus short duration in the front end of the U.S. curve (via Eurodollar futures) to play divergence in monetary policy. The fund was also outright long German Bunds as protection against a Greece exit from the euro monetary union (known as ‘Grexit’). Further, during the month of November, the fund performance detracted from a U.S. swap spread widening position, as 10 year swap spreads moved negative.

We implemented bottom-up selection in sovereign credit (sovereign credit alpha) which detracted from fund performance. Our positioning into the summer had been long emerging market sovereigns versus short the European periphery in Europe via Italian Buoni del Tesoro Poliennali (BTP) futures which are Italian government bond futures. We believed there was a real risk of Greece exiting from the Eurozone, while emerging markets assets in euros looked cheap and, therefore, should benefit from the hunt for yield from European Government bond investors, on the back of QE from the ECB. In fact, the Greece exit was averted at the last minute causing spreads in BTPs to tighten, while concerns over China escalated causing emerging markets spreads to widen. In September, credit spreads generally saw weakness and again the fund’s positions in emerging markets issuers, led by Mexico, were meaningfully wider. The fund performance saw meaningful recovery on the bounce back in October, but leaked a little further into year-end as oil and commodity price falls affected emerging markets sentiment.

Sovereign credit beta was actually positive, adding to fund performance. The beta element is effectively the performance from the decision on whether to be long or short sovereign credit. The fund was long for a good part of the year and flat mid-year which proved beneficial to fund performance. However, clearly from the breakdown in performance between bottom-up and top-down positioning, the bottom-up positioning was far more important to get right than the overall direction of travel over the reporting period.

Corporate credit (bottom-up) alpha, detracted from performance over the reporting period. The sector with the majority of volatility over the reporting period was energy and commodities. With meaningful weakness through the second half of the year, the fund’s overweight’s in energy names detracted from fund performance. Overweight names included Atwood, Teck Resources, Continental, Noble Corp, Kinder Morgan and WPX. Although the fund did offset some of these positions with shorts, through credit default swaps in names like Anglo American, Glencore, Anadarko and Repsol, the resources names still cost well over half of the fund’s performance drag from bottom-up corporate positioning. Away from the commodity space, Seagate Technology, the U.S. technology company detracted from the fund, following the company’s October profit warning, and the fund’s long position in General Motors, detracted further from fund performance. Further drags on fund performance came from European corporate hybrid names such as EDF, Orange and TDC. However, performance from subordinated financial positions such as Lloyds Bank and senior Royal Bank of Scotland (RBS) bonds added to fund performance.

The top-down call on credit was also negative (corporate credit beta) detracting from fund performance. The fund maintained an overweight credit position for much of the period as we believed that supportive monetary policy would benefit corporate spreads. In fact, the tightest levels seen in European credit spreads was at the start of March, on the day that the ECB started their QE bond buying. Spreads from that point forward were meaningfully wider by year end.

Currencies were also negative over the reporting period, with most of the negative drag coming in for the third and fourth quarters. Fund positions were implemented using FX forwards. During the third quarter of the reporting period, the fund increased risk to several emerging

See explanation of benchmark definitions on A-57 through A-59

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

markets currencies including Mexican peso, Malaysian ringgit and Hungarian forint following the emerging market weakness in late August. While this benefitted the fund in the last few days of August, with emerging market currencies weakening in September on Chinese and general emerging market concerns, we exited these positions after reaching stop-loss levels. The currency positions, as well as the fund’s short on China and euro positions versus U.S. dollar, were all negative for fund performance over the last two quarters of 2015. Toward the end of the reporting period, key underperforming positions were the fund’s long Mexican peso position, long Australian dollar and long South African rand. These currency exposures were reduced after reaching stop losses.

Currency Strategies Portfolio (co sub-advised by Macro Currency Group and UBS Global Asset Management (Americas) Inc.)

Q. How did the fund perform for the year ended December 31, 2015?

A. For the year ended December 31, 2015, the Currency Strategies Portfolio’s Class I returned 1.43%, compared to a 0.02% return for its benchmark, the Citigroup 1-Month U.S. T-Bill Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the fund to its benchmark for the period from inception on September 28, 2012 through December 31, 2015. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on September 28, 2012 through December 31, 2015 are also shown in the table below. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	UBS Global Asset Management (Americas) Inc. (“UBS”) and Macro Currency Group began co-managing the fund on November 1, 2013. UBS was the sole sub-adviser to the fund before that date.

Average Annual Total Returns for the periods ended December 31, 2015 (1)
	1 Year	Since Inception (9/28/12)

Fund’s Class I	1.43%	2.30%
Citigroup 1-Month U.S. T-Bill Index	0.02%	0.03%

Fund’s Class P	1.63%	2.50%
Citigroup 1-Month U.S. T-Bill Index	0.02%	0.03%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class I outperformed the benchmark. The fund is co-sub-advised by MCG and UBS. The following are separate discussions from each co-sub-adviser.

MCG

We at MCG identify investment opportunities using both quantitative and qualitative approaches. MCG manages a part of its portion of the fund under a quantitative approach that is used for its longer-term “systematic” strategy. MCG uses this systematic strategy to seek to capture longer-term fundamental shifts in currency movements (typically a twelve-month time horizon). MCG manages the other part of its portion of the fund applying a qualitative approach that is used for its shorter-term “discretionary” investment strategy. We use this discretionary strategy to seek to identify and take advantage of macroeconomic themes that influence exchange rates over the medium-term (typically a two week to six-month horizon), a shorter time horizon than the systematic strategy. Both the quantitative and qualitative approaches utilize non-deliverable currency forwards as part of the fund’s investment strategy.

For the reporting period, the MCG co-managed portion of the fund’s discretionary sub-component returned 18.82% over the course of the reporting period contributing to MCG’s portion of the fund’s performance, while the systematic sub-component returned -19.22%, resulting in an overall annual return of -2.32% for the MCG managed portion of the fund. Performance of the strategy was heavily impacted by the removal of the floor in EUR/CHF (euro and Swiss franc currency pair) in January by the Swiss National Bank (SNB), a move which took the market by surprise. The rapid appreciation of the Swiss franc in the days following the SNB’s action hurt fund performance; however, the subsequent depreciation of the Swiss franc over the following months recovered much of the loss incurred during January.

Over the course of the reporting period, MCG held various positions, both long and short, across the G10 universe primarily through the use of derivatives, including non-deliverable forwards. The main detractors to fund performance were the Canadian dollar and the New Zealand dollar. Losses in both these currencies were primarily a function of holding long positions in both currencies. The long New Zealand dollar position was held given the country’s relatively high interest environment, while the long Canadian dollar position was driven by relative economic considerations. The poor performance of both currencies during the course of the reporting period, primarily driven by their sensitivity to the fall in commodity prices witnessed throughout 2015, detracted from the overall fund’s return. The three biggest contributors to fund performance were

See explanation of benchmark definitions on A-57 through A-59

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

positions in the euro, the Japanese yen and the Australian dollar. The euro, held short in the fund, contributed significantly to performance as the euro weakened throughout the course of the reporting period.

UBS

The fund seeks to implement the fund’s strategy by gaining positive exposures to currencies that we at UBS believe are undervalued and have negative exposures to currencies that are believed to be overvalued. For the reporting period, derivatives, including non-deliverable forwards, had a positive impact on the UBS portion of the fund’s performance.

We retain conviction in our short Swiss franc position against euros as the currency appears to have overshot, following actions from the central bank and appears significantly overvalued. We also maintain long positions in the Japanese yen and euro which are both at undervalued levels due to the extraordinarily easy monetary policy.

Although the removal of the 1.20 EUR/CHF (euro and Swiss franc floor) at the beginning of the reporting period, resulted in the immediate appreciation of the Swiss franc, it is having negative consequences for the Swiss economy which is driving a correction (depreciation) in the currency. The fund held a short Swiss franc position against the U.S. dollar throughout most of the reporting period, which benefited from this depreciation, and was one of the largest drivers of fund performance.

Over the reporting period, the Australian dollar and New Zealand dollar shorts against the U.S. dollar positively impacted the fund’s performance as monetary policy easing expectations for both economies dominated market sentiment and pricing. Although we closed our short Australian dollar position, we continue to hold an underweight exposure to the New Zealand dollar against the U.S. dollar as it remains overvalued, and there are vulnerabilities facing the New Zealand economy.

The fund also held a long position in the Japanese yen given its attractive valuation which against the U.S. dollar detracted from fund performance but against the euro contributed positively to its performance.

Elsewhere, the fund suffered from an overweight position in the Swedish krona against the euro. The Swedish Riksbank cut rates and expanded their QE program and the euro rebounded from its lows, causing a loss to the fund’s value.

In emerging markets, the fund’s long Mexican peso against the Malaysian ringgit and the long Indian rupee against the Korean won were both additive to the fund’s performance as large exposures to China caused the Malaysian ringgit and Korean won to depreciate as Chinese sentiment weakened throughout the reporting period. Conversely, the fund’s long Philippine peso against the U.S. dollar position detracted from the fund’s value, as the peso’s emerging market exposure caused it to depreciate, while emerging markets struggled throughout the reporting period.

Diversified Alternatives Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the fund perform for the period ended December 31, 2015?

A. The Diversified Alternatives Portfolio commenced operations on October 30, 2015. For the period from inception through December 31, 2015, the fund’s Class I returned -0.08%, compared to a 0.01% return for the Citigroup 1-Month U.S. T-Bill Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the fund to its benchmark for the period from inception on October 30, 2015 through December 31, 2015. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Total Returns for the period from Inception through December 31, 2015
Since Inception (10/30/15)

Fund’s Class I	(0.08%)
Citigroup 1-Month U.S. T-Bill Index	0.01%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the period including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the period from inception through December 31, 2015, the fund’s Class I underperformed the benchmark. The fund is primarily comprised of underlying funds that in turn invest in various non-traditional asset classes and investment strategies, including global absolute return, currency, long/short equity and long/short credit strategies. Other underlying funds invested in inflation-protected bond, floating rate loan, REIT, international small-capitalization equity, emerging markets equity and emerging markets debt strategies.

The fund’s allocation to the Currency Strategies, Global Absolute Return and Equity Long/Short Portfolios were among the top contributors to performance. The Currency Strategies Portfolio benefited from a short position on the Swiss franc versus the U.S. dollar. A long position in

See explanation of benchmark definitions on A-57 through A-59

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Western European currencies helped the Global Absolute Return Portfolio contribute to performance, while the Equity Long/Short Portfolio’s quantitative security selection model drove performance. The Emerging Markets Debt and Emerging Markets Portfolios detracted from fund performance. The anticipation of the Fed initiating rate hikes, which actually occurred in December 2015, heightened concerns over the ability of some of the major emerging market nations to absorb the burden of higher rates in the U.S.

Equity Long/Short Portfolio (managed by AQR Capital Management, LLC)

Q. How did the fund perform for the period ended December 31, 2015?

A. The Equity Long/Short Portfolio commenced operations on April 27, 2015. For the period from inception through December 31, 2015, the fund’s Class I returned 15.67%, compared to a -6.52% return for the broad-based MSCI World Index (Net) and a -3.14% return for the style-specific Equity Long/Short Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the fund to its benchmarks for the period from inception on April 27, 2015 through December 31, 2015. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on April 27, 2015 through December 31, 2015 are also shown in the table below. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Total Returns for the period from Inception through December 31, 2015
Since Inception (4/27/15)

Fund’s Class I	15.67%
MSCI World Index (Net)	(6.52%)
Equity Long/Short Composite Benchmark	(3.14%)

Fund’s Class P	15.82%
MSCI World Index (Net)	(6.52%)
Equity Long/Short Composite Benchmark	(3.14%)

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the period from inception through December 31, 2015, the fund’s Class I outperformed both the broad-based MSCI World Index (Net) and the style-specific Equity Long/Short Composite Benchmark as both benchmarks delivered negative returns over the period.

We at AQR maintain the fund’s strategy by seeking to provide higher risk-adjusted returns with lower volatility relative to global equity markets. The strategy seeks to generate returns from three different sources: 1) the potential gains from its long/short equity positions by generally entering into total return basket swaps, 2) overall exposure to equity markets, generally through the use of futures and currency forwards contracts, and 3) the tactical variation of its net exposure to equity markets. The strategy primarily seeks to add excess return over the broad-based MSCI World Index (Net) via its long/short (market-neutral) stock portfolio. It also manages its beta (a measure of the fund’s sensitivity to broad global market movements) relative to the broad-based MSCI World Index (Net) to a long-term target of 0.5 and within a shorter-term range of 0.3 to 0.7 (which indicates a moderate to high sensitivity to broad global market movements) depending on our market views. The fund also invests both in total return basket swaps and futures contracts, as well as currency forwards to gain economic exposure to single name equities and global equity markets. These derivative positions are responsible for substantially all the performance in the fund.

Global developed equity markets underperformed in 2015 and also performed poorly during the eight-month period since the fund’s inception, driven mainly by expectations of slower growth in China and the underperformance of the energy sector.

The stock selection strategy was responsible for all of the fund’s outperformance. Returns were driven by strong performance of seven of our ten investment themes. In particular, stability, momentum within industries, and indirect momentum signals contributed most to outperformance. Valuation signals within and across industries underperformed, as valuation and momentum tend to be negatively correlated. By sector, energy and industrials were the largest contributors to the fund’s outperformance. By country, the U.S. and the U.K. were the top contributors.

The fund did not benefit from its static long-term beta exposure of 0.5 relative to the broad-based benchmark. Our tactical market exposure (the desired deviation from a beta of 0.5) also detracted from returns over the period, due mainly to an overweight of the broad-based benchmark.

The fund ended the period with a highly diversified stock portfolio of 849 long positions and 721 short positions. The fund remains globally diversified with over 36% of long positions and 35% of short positions of the stock selection model invested outside of the U.S., and over 45% of passive and tactical market exposure also invested outside of the U.S. The stock selection strategy does take small industry views. As of the end of the year, our largest sector overweights were in health care and information technology, while our largest underweights were energy and utilities.

See explanation of benchmark definitions on A-57 through A-59

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Our tactical market view was positive at the end of the period, and consequently, the beta (driven by the strategic beta of 0.5 and the tactical beta overweight) relative to the broad-based benchmark was 0.6. This was mostly driven by favorable valuation and fundamental momentum indicators.

Global Absolute Return Portfolio (managed by Eaton Vance Investment Managers)

Q. How did the fund perform for the year ended December 31, 2015?

A. For the year ended December 31, 2015, the Global Absolute Return Portfolio’s Class I returned 2.69%, compared to a 0.05% return for its benchmark, the BofA Merrill Lynch U.S. 3-Month T-Bill Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the fund to its benchmark for the period from inception on September 28, 2012 through December 31, 2015. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on September 28, 2012 through December 31, 2015 are also shown in the table below. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

Eaton Vance Investment Managers (“Eaton Vance”) assumed management of the fund on August 1, 2013. Eaton Vance Management, an affiliate of Eaton Vance, managed the fund from the fund’s inception to July 31, 2013.

Average Annual Total Returns for the periods ended December 31, 2015 (1)
	1 Year	Since Inception (9/28/12)

Fund’s Class I	2.69%	2.22%
BofA Merrill Lynch U.S. 3-Month T-Bill Index	0.05%	0.06%

Fund’s Class P	2.89%	2.42%
BofA Merrill Lynch U.S. 3-Month T-Bill Index	0.05%	0.06%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class I outperformed the benchmark. We, the Eaton Vance portfolio management team, maintain the fund’s strategy by investing in securities, derivatives and other instruments to establish long and short investment exposures around the world, typically seeking to establish such investment exposures to individual countries based on our view of the investment merits of a country. In addition to gaining exposure to a country or market, derivatives can also be utilized for hedging purposes. The decision to utilize cash instruments or derivatives is based on relative value and efficiency as deemed by the portfolio management team. The fund typically employs significant use of derivative instruments both to gain exposure as well as hedge. The fund primarily uses foreign exchange forward contracts and credit default swaps. It may also use interest rate swaps, interest rate futures, bond futures, equity index futures and options, among other derivatives instruments.

For the reporting period, the Dollar Bloc, Eastern Europe, and Western Europe were among the best-performing regions for the fund, while performance results in Latin America and Africa detracted from fund performance.

The Dollar Bloc region (which includes Canada, New Zealand, and Australia) was a top contributor to performance for the year. Primary contributors included short currency positions in the Australian and New Zealand dollar.

Eastern Europe was another strong-performing region. Long local exposure in Serbia as well as credit positions in Slovenia and Cyprus contributed positively to fund performance. Long exposure to the Polish zloty versus the euro and short Hungary’s forint versus the euro detracted from performance.

In Western Europe, currency positions contributed the most to regional gains. Long exposure to Iceland’s krona versus the euro was a top performer.

In the Middle East and Africa region, positive performance was driven by interest rate positioning. A short Saudi Arabian interest rate position was the main contributor. Sovereign credit exposure detracted from performance. Long positions in Zambian credit as well as long Iraqi credit were top detractors.

The fund benefited from modest performance gains in Asia as select interest rate positions contributed, while various equity and currency exposures experienced losses. Long Chinese duration exposure aided performance, while long positions in Chinese and Indian equities detracted.

The Latin America region posted modestly negative performance for the fund during the reporting period as losses in currency and interest rate positions were offset by gains in sovereign credit. Top detractors in the region included long positions in Brazilian interest rates and the Mexican peso. Credit investments in Venezuela and Argentina led gains.

See explanation of benchmark definitions on A-57 through A-59

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Regarding exposure, the fund ended the year being net long the U.S. dollar. The fund’s credit spread duration was higher than one year at the end of the reporting period. The fund’s U.S. duration remained approximately one year during the reporting period, while non-U.S. duration remained positive but less than one year in total in the rest of the world.

Pacific Dynamix Portfolios

The Pacific Dynamix-Conservative Growth, Pacific Dynamix-Moderate Growth and Pacific Dynamix-Growth Portfolios each invests its assets in the Pacific Dynamix Underlying Funds to achieve a specified risk target.

Performance

Since the performance of each Pacific Dynamix Portfolio is a composite of the performance of each of the Pacific Dynamix Underlying Funds in which it invests (which may include bonds and domestic and/or international equities), there is no one, broad-based industry index to use as a meaningful comparison to a Pacific Dynamix Portfolio’s performance. Therefore, we at PLFA have provided information regarding three broad-based indices to use as a comparison to each Pacific Dynamix Portfolio’s performance. In addition, to assist in performance comparisons, composite benchmarks were constructed for each Pacific Dynamix Portfolio; each is comprised of the three broad-based indices shown below. The composite benchmarks were constructed with allocations to each asset class that generally correspond to the allocations for the Pacific Dynamix Portfolios that were in effect at that time. However, the actual allocation of any Pacific Dynamix Portfolio will naturally vary as a result of market performance over time as well as intended changes to target allocations. The performance for these broad-based indices for the year ended December 31, 2015 is shown in the following table:

Broad-Based Indices
S&P 500 Index (U.S. Stocks)	1.38%
MSCI World ex USA Index (Net) (International Stocks)	(3.04%	)
Barclays U.S. Aggregate Bond Index (Fixed Income)	0.55%

It should be noted that the benchmark indices for the Pacific Dynamix Underlying Funds may differ from the Pacific Dynamix Portfolios’ broad-based indices. The following funds’ investments comprise the Pacific Dynamix Underlying Funds for the Pacific Dynamix Portfolios. Not all of the Pacific Dynamix Underlying Funds were represented in each of the Pacific Dynamix Portfolio models during the reporting period, and the allocation of each of the Pacific Dynamix Underlying Funds within the Pacific Dynamix Portfolio models did vary. The Pacific Dynamix Underlying Funds’ one-year performance for the year ended December 31, 2015 listed below is net of fund expenses.

Pacific Dynamix Underlying Funds
PD 1-3 Year Corporate Bond Portfolio ‘P’	0.65%
PD Aggregate Bond Index Portfolio ‘P’	0.39%
PD High Yield Bond Market Portfolio ‘P’	(4.74%	)
PD Large-Cap Growth Index Portfolio ‘P’	5.40%
PD Large-Cap Value Index Portfolio ‘P’	(3.77%	)
PD Small-Cap Growth Index Portfolio ‘P’	(1.60%	)
PD Small-Cap Value Index Portfolio ‘P’	(7.50%	)
PD Emerging Markets Portfolio ‘P’	(15.96%	)
PD International Large-Cap Portfolio ‘P’	(3.14%	)

Pacific Dynamix-Conservative Growth Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the fund perform for the year ended December 31, 2015?

A. For the year ended December 31, 2015, the Pacific Dynamix-Conservative Growth Portfolio’s Class I returned -1.10%, compared to a 0.55% return for the Barclays U.S. Aggregate Bond Index, and a 0.68% return for the Pacific Dynamix-Conservative Growth Composite Benchmark.

See explanation of benchmark definitions on A-57 through A-59

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the fund to its benchmarks for the period from inception on May 1, 2009 through December 31, 2015. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2015
	1 Year	5 Years	Since Inception (5/1/09)

Fund’s Class I	(1.10%)	5.15%	7.49%
Barclays U.S. Aggregate Bond Index	0.55%	3.25%	4.21%
Pacific Dynamix-Conservative Growth Composite Benchmark	0.68%	6.10%	8.31%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund‘s Class I underperformed the Pacific Dynamix-Conservative Growth Composite Benchmark. The fund had just over half of its allocation in three underlying funds with passively managed fixed income strategies as of the end of the reporting period (the “fixed income group”). The remainder of the fund was allocated to four underlying funds with passively managed domestic equity strategies (the “domestic equity group”) and two underlying funds with quantitatively driven international equity strategies (the “international equity group”).

From the broad asset class level, the fixed income group underperformed the debt component of the composite benchmark, the Barclays U.S. Aggregate Bond Index, and detracted from the overall performance of the fund. The domestic and international equity groups also underperformed the composite benchmark components: the S&P 500 Index and the MSCI World ex USA Index (Net), respectively.

For the debt asset class, the fixed income group was comprised of the PD 1-3 Year Corporate Bond, PD Aggregate Bond Index, and PD High Yield Bond Market Portfolios, which seek to match the total returns of the Barclays U.S. 1-3 Year Corporate Bond, Barclays U.S. Aggregate Bond, and Barclays U.S. High-Yield 2% Issuer Capped Bond Indices, respectively. Plunging oil prices continued to be a major drag for the high yield sector, which led the PD High Yield Bond Market Portfolio to detract from performance of the fund.

For the equity asset class, among the domestic equity group, the PD Large-Cap Growth Index and PD Large-Cap Value Index Portfolios seek investment results that correspond to the total return of the Russell 1000 Growth and Russell 1000 Value Indices, respectively. The PD Small-Cap Growth Index and PD Small-Cap Value Index Portfolios seek to replicate the returns of the Russell 2000 Growth and Russell 2000 Value Indices, respectively. Over the reporting period, value stocks struggled to keep up with their growth counterparts. The Russell 1000 Value Index had a large overweight to the energy sector compared to the Russell 1000 Growth Index. The fund’s bias toward value portfolios hurt its performance as energy stocks struggled with falling prices.

The international equity group lagged the MSCI World ex USA Index (Net). The PD Emerging Markets Portfolio caused much of the drag on this segment as emerging market equities considerably underperformed developed market equities.

Pacific Dynamix-Moderate Growth Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the fund perform for the year ended December 31, 2015?

A. For the year ended December 31, 2015, the Pacific Dynamix-Moderate Growth Portfolio’s Class I returned -1.85%, compared to a 1.38% return for the S&P 500 Index, and a 0.63% return for the Pacific Dynamix-Moderate Growth Composite Benchmark.

See explanation of benchmark definitions on A-57 through A-59

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the fund to its benchmarks for the period from inception on May 1, 2009 through December 31, 2015. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2015
	1 Year	5 Years	Since Inception (5/1/09)

Fund’s Class I	(1.85%)	5.98%	9.11%
S&P 500 Index	1.38%	12.57%	16.05%
Pacific Dynamix-Moderate Growth Composite Benchmark	0.63%	7.40%	10.23%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund‘s Class I underperformed the Pacific Dynamix-Moderate Growth Composite Benchmark. The fund has just under half of its allocation in three underlying funds with passively managed fixed income strategies (the “fixed income group”). The majority of the fund is allocated to four underlying funds with passively managed domestic equity strategies (the “domestic equity group”) and two underlying funds with quantitatively driven international equity strategies (the “international equity group”).

From the broad asset class level, the fixed income group underperformed the debt component of the composite benchmark, the Barclays U.S. Aggregate Bond Index and detracted from the overall performance of the fund. The domestic and international equity groups also underperformed the composite benchmark components: the S&P 500 Index and the MSCI World ex USA Index (Net), respectively.

For the equity asset class, among the domestic equity group, the PD Large-Cap Growth Index and PD Large-Cap Value Index Portfolios seek investment results that correspond to the total return of the Russell 1000 Growth and Russell 1000 Value Indices, respectively. The PD Small-Cap Growth Index and PD Small-Cap Value Index Portfolios seek to replicate the returns of the Russell 2000 Growth and Russell 2000 Value Indices, respectively. Over the reporting period, value stocks struggled to keep up with their growth counterparts. The Russell 1000 Value Index had a large overweight to the energy sector compared to the Russell 1000 Growth Index. The fund’s bias toward value portfolios hurt its performance as energy stocks have struggled with falling prices.

The international equity group lagged the MSCI World ex USA Index (Net). The PD Emerging Markets Portfolio caused much of the drag on this segment as emerging market equities considerably underperformed developed market equities.

For the debt asset class, the fixed income group was composed of the PD 1-3 Year Corporate Bond, PD Aggregate Bond Index, and PD High Yield Bond Market Portfolios, which seek to match the total returns of the Barclays U.S. 1-3 Year Corporate Bond, Barclays U.S. Aggregate Bond, and Barclays U.S. High-Yield 2% Issuer Capped Bond Indices, respectively. Plunging oil prices continued to be a major drag for the high yield sector, which led the PD High Yield Bond Market Portfolio to detract from performance of the fund.

Pacific Dynamix-Growth Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the fund perform for the year ended December 31, 2015?

A. For the year ended December 31, 2015, the Pacific Dynamix-Growth Portfolio’s Class I returned -2.45%, compared to a 1.38% return for the S&P 500 Index, and a 0.28% return for the Pacific Dynamix-Growth Composite Benchmark.

See explanation of benchmark definitions on A-57 through A-59

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the fund to its benchmarks for the period from inception on May 1, 2009 through December 31, 2015. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2015
	1 Year	5 Years	Since Inception (5/1/09)

Fund’s Class I	(2.45%)	6.80%	10.67%
S&P 500 Index	1.38%	12.57%	16.05%
Pacific Dynamix-Growth Composite Benchmark	0.28%	8.39%	11.92%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund‘s Class I underperformed the Pacific Dynamix-Growth Composite Benchmark. The fund has a majority of its allocation in equity, including four underlying funds with passively managed domestic equity funds (the” domestic equity group”) and two underlying funds with quantitatively driven international equity funds (the “international equity group”). The rest of the fund is invested in three underlying funds with passively managed fixed income funds (the “fixed income group”).

From the broad asset class level, the fixed income group underperformed the debt component of the composite benchmark, the Barclays U.S. Aggregate Bond Index, and detracted from the overall performance of the fund. The domestic and international equity groups also underperformed the composite benchmark components: the S&P 500 Index and the MSCI World ex USA Index (Net), respectively.

For the equity asset class, among the domestic equity group, the PD Large-Cap Growth Index and PD Large-Cap Value Index Portfolios seek investment results that correspond to the total return of the Russell 1000 Growth and Russell 1000 Value Indices, respectively. The PD Small-Cap Growth Index and PD Small-Cap Value Index Portfolios seek to replicate the returns of the Russell 2000 Growth and Russell 2000 Value Indices, respectively. Over the reporting period, value stocks struggled to keep up with their growth counterparts. The Russell 1000 Value Index had a large overweight to the energy sector compared to the Russell 1000 Growth Index. The fund’s bias toward value portfolios hurt its performance as energy stocks have struggled with falling prices.

The international equity group lagged the MSCI World ex USA Index (Net). The PD Emerging Markets Portfolio caused much of the drag on this segment as emerging market equities considerably underperformed developed market equities.

For the debt asset class, the fixed income group was composed of the PD 1-3 Year Corporate Bond, PD Aggregate Bond Index, and PD High Yield Bond Market Portfolios, which seek to match the total returns of the Barclays U.S. 1-3 Year Corporate Bond, Barclays U.S. Aggregate Bond, and Barclays U.S. High-Yield 2% Issuer Capped Bond Indices, respectively. Plunging oil prices continued to be a major drag for the high yield sector, which led the PD High Yield Bond Market Portfolio to detract from performance of the fund.

Portfolio Optimization Portfolios

The Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, and Portfolio Optimization Aggressive-Growth Portfolios are allocated amongst the Underlying Funds to achieve a specified risk target.

Performance

Since the performance of each Portfolio Optimization Portfolio is a composite of the performance of each of the Underlying Funds in which it invests (which may include bonds and domestic and/or international equities), there is no one, broad-based industry index to use as a meaningful comparison to a Portfolio Optimization Portfolio’s performance. Therefore, we at PLFA have provided information regarding four broad-based indices to use as a comparison to each Portfolio Optimization Portfolio’s performance. In addition, to assist in performance comparisons, composite benchmarks were constructed for each Portfolio Optimization Portfolio; each is comprised of the four broad-based indices shown below. The composite benchmarks were constructed with allocations to each asset class that correspond to the allocations for the Portfolio Optimization Portfolios that were in effect at that time. However, the actual allocation of any Portfolio Optimization Portfolio will naturally vary as a result of market performance over time. The one-year performance for these broad-based indices for the year ended December 31, 2015 is shown in the following table:

Broad-Based Indices
S&P 500 Index (U.S. Stocks)	1.38%
MSCI EAFE Index (Net) (International Stocks)	(0.81%	)
Barclays U.S. Aggregate Bond Index (Fixed Income)	0.55%
BofA Merrill Lynch U.S. 3-Month Treasury Bill (T-Bill) Index	0.05%

See explanation of benchmark definitions on A-57 through A-59

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

It should be noted that the benchmark indices for the funds may differ from the funds’ broad-based indices. The following investments comprise the Underlying Funds for the Portfolio Optimization Portfolios. Not all of the Underlying Funds were represented in each of the Portfolio Optimization Portfolio models during the reporting period, and the allocation of each of the Underlying Funds within the Portfolio Optimization Portfolio models did vary. The Underlying Funds’ performance for the year ended December 31, 2015 listed below is net of fund expenses.

Underlying Funds
Core Income Portfolio ‘P’	(3.30%)*
Diversified Bond Portfolio ‘P’	1.25%
Floating Rate Income Portfolio ‘P’	1.06%
Floating Rate Loan Portfolio ‘P’	(0.82%)
High Yield Bond Portfolio ‘P’	(4.45%)
Inflation Managed Portfolio ‘P’	(2.87%)
Inflation Strategy Portfolio ‘P’	(3.02%)
Managed Bond Portfolio ‘P’	0.76%
Short Duration Bond Portfolio ‘P’	0.51%
Emerging Markets Debt Portfolio ‘P’	(4.23%)
Comstock Portfolio ‘P’	(5.86%)
Dividend Growth Portfolio ‘P’	2.29%
Equity Index Portfolio ‘P’	1.34%
Growth Portfolio ‘P’	7.68%
Large-Cap Growth Portfolio ‘P’	6.30%
Large-Cap Value Portfolio ‘P’	(2.79%)
Long/Short Large-Cap Portfolio ‘P’	(2.63%)
Main Street Core Portfolio ‘P’	3.56%

Underlying Funds
Mid-Cap Equity Portfolio ‘P’	1.77%
Mid-Cap Growth Portfolio ‘P’	(5.54%)
Mid-Cap Value Portfolio ‘P’	(0.17%)
Small-Cap Equity Portfolio ‘P’	(7.70%)
Small-Cap Growth Portfolio ‘P’	(8.17%)
Small-Cap Index Portfolio ‘P’	(4.74%)
Small-Cap Value Portfolio ‘P’	(4.15%)
Value Advantage Portfolio ‘P’	(4.50%)
Emerging Markets Portfolio ‘P’	(13.67%)
International Large-Cap Portfolio ‘P’	(0.24%)
International Small-Cap Portfolio ‘P’	6.64%
International Value Portfolio ‘P’	(2.44%)
Real Estate Portfolio ‘P’	1.72%
Absolute Return Portfolio ‘P’	(3.56%)*
Currency Strategies Portfolio ‘P’	1.63%
Equity Long/Short Portfolio ‘P’	15.82%*
Global Absolute Return Portfolio ‘P’	2.89%

*	For the period 4/27/15-12/31/15

Portfolio Optimization Conservative Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the fund perform for the year ended December 31, 2015?

A. For the year ended December 31, 2015, the Portfolio Optimization Conservative Portfolio’s Class I returned -0.03%, compared to a 0.55% return for the Barclays U.S. Aggregate Bond Index, and a 0.74% return for the Portfolio Optimization Conservative Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the fund to its benchmarks for the period from inception on May 2, 2011 through December 31, 2015. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2015
	1 Year	Since Inception (5/2/11)

Fund’s Class I	(0.03%)	3.35%
Barclays U.S. Aggregate Bond Index	0.55%	3.11%
Portfolio Optimization Conservative Composite Benchmark	0.74%	4.19%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class I underperformed the Portfolio Optimization Conservative Composite Benchmark. The Portfolio Optimization Conservative Portfolio was primarily comprised of various fixed income strategies, with a small allocation to equity and alternative investment strategies, during the reporting period. Fixed income investments included underlying funds which, in turn, were comprised of intermediate-term bonds, short duration securities, inflation-protected bonds, emerging markets bonds, high yield debt and floating rate loans (the “fixed income group”). The equity segment mainly encompassed underlying funds comprised of domestic (the “domestic equities group”) and foreign large-capitalization holdings. Alternative strategies included absolute return strategies and a long-short equity strategy.

See explanation of benchmark definitions on A-57 through A-59

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

From the broad asset class perspective, the fund’s fixed income group underperformed the Barclays U.S. Aggregate Bond Index. Domestic and international equity groups also underperformed the S&P 500 Index and MSCI EAFE Index (Net), respectively, which stemmed from exposure to value strategies. Conversely, the alternative funds were primary contributors to performance over this choppy period.

The fixed income group displayed a bearish sentiment over the reporting period, which created a challenging environment for riskier credit strategies. The High Yield Bond Portfolio was the worst performing fixed income fund as credit spreads widened. While bank loans were affected by widening credit spreads, the Floating Rate Income Portfolio managed to earn a positive return over the reporting period. Although the Emerging Markets Debt Portfolio had negative returns, which was mainly caused by its exposure to local currency-denominated holdings, it outperformed its benchmark. Additionally, both the Inflation Managed and Inflation Strategy Portfolios dragged down performance as TIPS fell over the reporting period. On a positive note, the Diversified Bond Portfolio outperformed its benchmark, the Barclays U.S. Aggregate Bond Index, and was the best performing underlying fixed income fund of this group. Its active interest rate management contributed to performance.

Among the fund’s domestic equities group, the large-capitalization growth sub-advisers contributed the most to performance. Large-capitalization growth stocks have generally fared well as sectors such as information technology have seen high levels of share buyback activity. Additionally, both the Large-Cap Growth and Growth Portfolios outperformed their benchmark, the Russell 1000 Growth Index. On the other hand, exposure to value stocks held back performance, as value strategies tended to have higher allocation to the energy sector. The Comstock Portfolio, which emphasizes a value style of investing, had the weakest performance among domestic equity managers over the reporting period. International funds also dragged down returns as the International Value Portfolio lost more than the MSCI EAFE Index (Net) over the reporting period.

The alternative strategies, which may have a low to moderate correlation to traditional equity and debt investments or seek to outperform the broad equity market on a risk-adjusted basis over a complete market cycle or seek to reduce fund losses during adverse and volatile market conditions, had a positive impact on performance. The Equity Long/Short Portfolio was the top performer of this group. The Global Absolute Return and Currency Strategies Portfolios also remained in positive territory over the reporting period.

Portfolio Optimization Moderate-Conservative Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the fund perform for the year ended December 31, 2015?

A. For the year ended December 31, 2015, the Portfolio Optimization Moderate-Conservative Portfolio’s Class I returned -0.41%, compared to a 0.55% return for the Barclays U.S. Aggregate Bond Index, and a 0.89% return for the Portfolio Optimization Moderate-Conservative Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the fund to its benchmarks for the period from inception on May 2, 2011 through December 31, 2015. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2015
	1 Year	Since Inception (5/2/11)

Fund’s Class I	(0.41%)	4.18%
Barclays U.S. Aggregate Bond Index	0.55%	3.11%
Portfolio Optimization Moderate-Conservative Composite Benchmark	0.89%	5.50%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class I underperformed the Portfolio Optimization Moderate-Conservative Composite Benchmark. The Portfolio Optimization Moderate-Conservative Portfolio had a diversified allocation mix that was modestly tilted to the fixed income group during the reporting period. Fixed income investments included underlying funds that consisted of intermediate-term bonds as well as short duration securities, inflation-protected bonds, emerging markets bonds, high yield debt and floating rate loans. The domestic equity group was diversified across investment styles (growth and value stock), market capitalizations and regions (including an allocation to foreign small-capitalization and emerging markets strategies). Alternative strategies included absolute return strategies and a long-short equity strategy.

From the broad asset class perspective, the fund’s fixed income group underperformed the Barclays U.S. Aggregate Bond Index. Domestic and international equity groups also underperformed the S&P 500 Index and MSCI EAFE Index (Net), respectively, which stemmed from exposure to value strategies. Conversely, the alternative funds were primary contributors to performance over a choppy period.

See explanation of benchmark definitions on A-57 through A-59

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The fixed income group displayed a bearish sentiment over the reporting period, which created a challenging environment for riskier credit strategies. The High Yield Bond Portfolio was the worst performing underlying fixed income fund as credit spreads widened. While bank loans were affected by widening credit spreads, the Floating Rate Income Portfolio managed to earn a positive return over the reporting period. Although the Emerging Markets Debt Portfolio had negative returns, which was mainly caused by its exposure to local currency-denominated holdings, it outperformed its benchmark. Additionally, both the Inflation Managed and Inflation Strategy Portfolios dragged down performance as TIPS fell over the reporting period. On a positive note, the Diversified Bond Portfolio outperformed its benchmark, the Barclays U.S. Aggregate Bond Index, and was the best performing underlying fixed income fund of this group. Its active interest rate management contributed to performance.

Among the fund’s domestic equities group, the large-capitalization growth sub-advisers contributed the most to performance. Large-capitalization growth stocks have generally fared well as sectors such as information technology have seen high levels of share buyback activity. Additionally, both Large-Cap Growth and Growth Portfolios outperformed their benchmark, the Russell 1000 Growth Index. On the other hand, exposure to value stocks held back performance, as value strategies tend to have higher allocation to the energy sector. The Comstock Portfolio which emphasizes a value style of investing, had the weakest performance among domestic large-capitalization equity sub-advisers over the reporting period. Small-capitalization stocks also faced headwinds, which held back performance. While all small-capitalization funds had negative returns, the Small-Cap Value Portfolio outperformed its benchmark, the Russell 2000 Value Index, and helped soften the impact. From the international equities group, exposure to emerging markets largely detracted from performance although the Emerging Markets Portfolio outperformed its benchmark, the MSCI Emerging Markets Index (Net). International funds also dragged down returns as the International Value Portfolio lost more than the MSCI EAFE Index (Net) over the reporting period.

The alternative strategies, which may have a low to moderate correlation to traditional equity and debt investments or seek to outperform the broad equity market on a risk-adjusted basis over a complete market cycle or seek to reduce fund losses during adverse and volatile market conditions, had a positive impact on performance. The Equity Long/Short Portfolio was the top performer of this group. The Global Absolute Return and Currency Strategies Portfolios also remained in positive territory over the reporting period.

Portfolio Optimization Moderate Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the fund perform for the year ended December 31, 2015?

A. For the year ended December 31, 2015, the Portfolio Optimization Moderate Portfolio’s Class I returned -0.36% compared to a 1.38% return for the S&P 500 Index, and a 0.93% return for the Portfolio Optimization Moderate Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the fund to its benchmarks for the period from inception on May 2, 2011 through December 31, 2015. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2015
	1 Year	Since Inception (5/2/11)

Fund’s Class I	(0.36%)	4.85%
S&P 500 Index	1.38%	11.43%
Portfolio Optimization Moderate Composite Benchmark	0.93%	6.32%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class I underperformed the Portfolio Optimization Moderate Composite Benchmark. The Portfolio Optimization Moderate Portfolio maintained a mix of equity and fixed income funds. The domestic equities group was diversified across style (growth/value), market capitalization and region (including allocations to foreign small-capitalization and emerging markets stocks). The fund also maintained exposure to select market sectors such as publicly traded REITs. Fixed income investments included intermediate-term bond, short duration securities, inflation-protected bond, emerging markets bond, high yield debt and floating rate loan strategies. Alternative strategies consisted of absolute return strategies and a long-short equity strategy.

From the broad asset class perspective, the fund’s domestic and international equity groups underperformed the S&P 500 Index and MSCI EAFE Index (Net), respectively, which largely stemmed from exposure to value strategies. The fixed income group underperformed the Barclays U.S. Aggregate Bond Index. Conversely, the alternative funds were primary contributors to performance over this choppy period.

See explanation of benchmark definitions on A-57 through A-59

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Among the fund’s domestic equities group, large-capitalization growth managers contributed the most to performance. Large-capitalization growth stocks have generally fared well as sectors such as information technology have seen high levels of share buyback activity. Additionally, both Large-Cap Growth and Growth Portfolios outperformed their benchmark, the Russell 2000 Growth Index. On the other hand, exposure to value stocks held back performance, as value strategies tend to have higher allocation to the energy sector. The Comstock Portfolio, which emphasizes a value style of investing, had the weakest performance among domestic large-capitalization equity sub-advisers over the reporting period. Small-capitalization stocks also faced headwinds, which held back performance. While all small-capitalization funds had negative returns, the Small-Cap Value Portfolio outperformed its benchmark, the Russell 2000 Value Index to help soften the impact. From the international equities group, exposure to emerging markets largely detracted from performance although the Emerging Markets Portfolio outperformed its benchmark, the MSCI Emerging Markets Index (Net). The International Small-Cap Portfolio helped performance, due to both asset class and manager outperformance.

The fixed income group displayed a bearish sentiment over the reporting period, which created a challenging environment for riskier credit strategies. The High Yield Bond Portfolio was the worst performing fund of the group as credit spreads widened. While bank loans were affected by widening credit spreads, the Floating Rate Income Portfolio managed to earn a positive return over the reporting period. Although the Emerging Markets Debt Portfolio had negative returns, which was mainly caused by its exposure to local currency-denominated holdings, it outperformed its benchmark. Additionally, both the Inflation Managed and Inflation Strategy Portfolios dragged down performance as TIPS fell over the reporting period. On a positive note, the Diversified Bond Portfolio outperformed its benchmark, the Barclays U.S. Aggregate Bond Index, and was the best performing underlying fixed income fund of the group. Its active interest rate management contributed to performance.

The alternative strategies, which may have a low to moderate correlation to traditional equity and debt investments or seek to outperform the broad equity market on a risk-adjusted basis over a complete market cycle or seek to reduce fund losses during adverse and volatile market conditions, had a positive impact on performance. The Equity Long/Short Portfolio was the top performer of this group. The Global Absolute Return and Currency Strategies Portfolios also remained in positive territory over the reporting period.

Portfolio Optimization Growth Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the fund perform for the year ended December 31, 2015?

A. For the year ended December 31, 2015, the Portfolio Optimization Growth Portfolio’s Class I returned -0.33%, compared to a 1.38% return for the S&P 500 Index, and a 0.94% return for the Portfolio Optimization Growth Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the fund to its benchmarks for the period from inception on May 2, 2011 through December 31, 2015. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2015
	1 Year	Since Inception (5/2/11)

Fund’s Class I	(0.33%)	5.47%
S&P 500 Index	1.38%	11.43%
Portfolio Optimization Growth Composite Benchmark	0.94%	7.48%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class I underperformed the Portfolio Optimization Growth Composite Benchmark. The Portfolio Optimization Growth Portfolio had a diversified allocation mix that was overweight in equity. The equity exposure was diversified across style (growth/value), market capitalization and region (including allocations to foreign small-capitalization and emerging markets stocks). The fund also maintained exposure to select market sectors such as real estate through publicly traded REITs. Fixed income investments included intermediate-term bonds as well as specific strategies such as short duration, inflation-protected bonds and emerging markets bonds. Alternative strategies included absolute return strategies and a long-short equity strategy.

From the broad asset class perspective, the fund’s domestic and international equity groups underperformed the S&P 500 Index and MSCI EAFE Index (Net), respectively, which largely stemmed from the underlying funds’ exposure to value strategies. The fixed income group

See explanation of benchmark definitions on A-57 through A-59

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

underperformed the Barclays U.S. Aggregate Bond Index. Conversely, the alternative funds were primary contributors to performance over this choppy period.

Among the fund’s domestic equities group, large-capitalization growth managers contributed the most to performance. Large-capitalization growth stocks have generally fared well as sectors such as information technology have seen high levels of share buyback activity. Additionally, both Large-Cap Growth and Growth Portfolios outperformed their benchmark, the Russell 2000 Growth Index. On the other hand, the underlying funds’ exposure to value stocks held back performance, as value strategies tend to have higher allocation to the energy sector. The Comstock Portfolio, which emphasizes a value style of investing, had the weakest performance among the fund’s allocation to domestic large-capitalization equity sub-advisers over the reporting period. Small-capitalization stocks also faced headwinds, which held back performance. While all small-capitalization funds had negative returns, the Small-Cap Value Portfolio outperformed its benchmark, the Russell 2000 Value Index, to help soften the impact. From the international equities group, the underlying funds’ exposure to emerging markets largely detracted from performance although the Emerging Markets Portfolio outperformed its benchmark, the MSCI Emerging Markets Index (Net). The International Small-Cap Portfolio helped performance, due to both asset class and manager outperformance.

The fixed income group market displayed a bearish sentiment over the reporting period, which created a challenging environment for riskier credit strategies. The High Yield Bond Portfolio was the worst performing fixed income fund in this group as credit spreads widened. While bank loans were slightly affected by widening credit spreads, the Floating Rate Income Portfolio managed to earn a positive return over the reporting period. Although the Emerging Markets Debt Portfolio had negative returns, which was mainly caused by its exposure to local currency-denominated holdings, it outperformed its benchmark. Additionally, both the Inflation Managed and Inflation Strategy Portfolios dragged down performance as TIPS fell over the reporting period. On a positive note, the Diversified Bond Portfolio outperformed its benchmark, the Barclays U.S. Aggregate Bond Index, and was the best performing fixed income fund of this group. Its active interest rate management contributed to performance.

The underlying alternative funds, which generally have a low correlation to the broad equity and fixed income markets, had a positive impact on performance. The Equity Long/Short Portfolio was the top performer of this group. The Global Absolute Return and Currency Strategies Portfolios also remained in positive territory over the reporting period.

Portfolio Optimization Aggressive-Growth Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the fund perform for the year ended December 31, 2015?

A. For the year ended December 31, 2015, the Portfolio Optimization Aggressive-Growth Portfolio’s Class I returned -0.91%, compared to a 1.38% return for the S&P 500 Index, and a 0.87% return for the Portfolio Optimization Aggressive-Growth Composite Benchmark

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the fund to its benchmarks for the period from inception on May 2, 2011 through December 31, 2015. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2015
	1 Year	Since Inception (5/2/11)

Fund’s Class I	(0.91%)	5.55%
S&P 500 Index	1.38%	11.43%
Portfolio Optimization Aggressive-Growth Composite Benchmark	0.87%	8.16%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class I underperformed the Portfolio Optimization Aggressive-Growth Composite Benchmark. The Portfolio Optimization Aggressive-Growth Portfolio had an allocation mix primarily to domestic and international equity funds which were diversified across style (growth/value), market capitalization and region (which include allocations to foreign small-capitalization and emerging markets stocks). The fund also maintained exposure to select sectors such as publicly traded REITs as well as a small allocation to intermediate-term fixed income securities. Alternative strategies included two absolute return strategies and a long-short equity strategy.

See explanation of benchmark definitions on A-57 through A-59

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

From the broad asset class perspective, the fund’s domestic and international equity groups underperformed the S&P 500 Index and MSCI EAFE Index (Net), respectively, which largely stemmed from exposure to value strategies. The fixed income group outpaced the Barclays U.S. Aggregate Bond Index. Conversely, the alternative funds were primary contributors to performance over this choppy period.

Among the fund’s domestic equities group, the large-capitalization growth sub-advisers contributed the most to performance. Large-cap growth stocks have generally fared well as sectors such as information technology have seen high levels of share buyback activity. Additionally, both Large-Cap Growth and Growth Portfolios outperformed their benchmark, the Russell 1000 Growth Index. On the other hand, exposure to value stocks held back performance, as value strategies tended to have higher allocation to the energy sector. The Comstock Portfolio had the weakest performance among domestic large-capitalization equity sub-advisers over the reporting period. Small-capitalization stocks also faced headwinds, which held back performance. While all small-capitalization funds had negative returns, the Small-Cap Value Portfolio outperformed its benchmark, the Russell 2000 Value Index, to help soften the impact. From the international equities group, exposure to emerging markets largely detracted from performance although the Emerging Markets Portfolio outperformed its benchmark, the MSCI Emerging Markets Index (Net). The International Small-Cap Portfolio helped performance, due to both asset class and manager outperformance.

The underlying alternative funds, which generally have a low correlation to the broad equity and fixed income markets, had a positive impact on performance. The Equity Long/Short Portfolio was the top performer. The Global Absolute Return and Currency Strategies Portfolios also remained in positive territory over the reporting period.

The fixed income group delivered positive returns, as the Diversified Bond Portfolio outperformed its benchmark, the Barclays U.S. Aggregate Bond Index, and was the best performing fixed income fund among the fixed income group. Its active interest rate management contributed to performance.

Benchmark Definitions

Barclays 1-3 Year U.S. Government/Credit Bond Index measures performance of U.S. dollar-denominated U.S. Treasuries, government-related, and investment grade U.S. corporate securities with maturities of one to three years. Results include the reinvestment of all distributions.

Barclays U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bonds market, which includes investment grade U.S. government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Index must have at least 1 year remaining to maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed rate, nonconvertible, and taxable. Results include the reinvestment of all distributions.

Barclays U.S. High-Yield 2% Issuer Capped Bond Index is an index that is an issuer-constrained version of the U.S. Corporate High-Yield Index that covers the U.S. dollar-denominated, non-investment grade fixed-rate taxable corporate bond market and limits issuer exposures to a maximum of 2% and redistributes the excess market value index-wide on a pro-rata basis. The total return is equal to the change in price plus the coupon return. Results include the reinvestment of all distributions.

Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index is an index of all outstanding treasury inflation protected securities issued by the U.S. government. The total return is equal to the change in price plus the coupon return. Results include the reinvestment of all distributions.

BofA Merrill Lynch U.S. 3-Month Treasury Bill (T-Bill) Index is an index comprised of a single Treasury bill issue purchased at the beginning of the month and held for a full month, then sold and rolled into a newly selected Treasury bill issue. Results include the reinvestment of all distributions.

Citigroup 1-Month U.S. Treasury Bill (T-Bill) Index is a market value-weighted index of public obligations of the U.S. Treasury with maturities of one month. Results include the reinvestment of all distributions.

Credit Suisse Leveraged Loan Index tracks the investable market of the U.S. dollar-denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenor of at least one year and are made by issuers domiciled in developed countries. Results include the reinvestment of all distributions.

Emerging Markets Debt Composite Benchmark is 50% J.P. Morgan EMBI Global Diversified; 25% J.P. Morgan ELMI+; 25% J.P. Morgan GBI-EM Global Diversified. Results include the reinvestment of all distributions.

Equity Long/Short Composite Benchmark is 50% BofA Merrill Lynch U.S. T-Bill Index and 50% MSCI World Index (Net). Results include the reinvestment of all distributions.

FTSE National Association of Real Estate Investment Trusts (NAREIT) Equity Real Estate Investment Trusts (REITs) Index is one index of a series of indices represented in the FTSE NAREIT U.S. Real Estate Index Series and represents tax-qualified REITs listed on the New York Stock Exchange (NYSE), American Stock Exchange and National Association of Securities Dealers Automated Quotations (NASDAQ). Results include reinvested dividends. Results include the reinvestment of all distributions.

J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified tracks total returns of emerging markets local currency denominated fixed income instruments. The benchmark instruments of the index are regularly traded, fixed rate local sovereign bonds to which international investors can gain exposure. Country weights are based on a trade-weighted allocation, with maximum weight of 10% for countries. Results include the reinvestment of all distributions.

J.P. Morgan Emerging Local Markets Index Plus (ELMI+) is a performance benchmark for emerging markets money market instruments and tracks total returns for local-currency-denominated money market instruments. The benchmark was introduced in June 1996 and consists of foreign exchange forward contracts laddered with maturities ranging from one to three months. Country weights are based on a trade-weighted

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

allocation, with maximum weight of 10% for countries with convertible currencies and 2% for countries with non-convertible currencies. Results include the reinvestment of all distributions.

J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified tracks total returns of U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds. The diversified index limits the exposure of some of the larger countries. The performance of the index does not reflect the deduction of expenses associated with a fund, such as investment management fees. Results include the reinvestment of all distributions.

MSCI EAFE (Europe, Australasia, and Far East) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of December 31, 2015, the MSCI EAFE Index (Net) consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The word “(Net)” in the index name means the net total return for the index, which includes the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of large and mid-capitalization securities in emerging markets. As of December 31, 2015, the MSCI Emerging Markets Index (Net) consists of the following 23 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. The word “(Net)” in the index name means the net total return for the index, which includes the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

MSCI World ex USA Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of large and mid-cap securities in developed markets, excluding the United States. The word “(Net)” in the index name means the net total return for the index, which includes the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of December 31, 2015, the MSCI World Index (Net) consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The word “(Net)” in the index name means the net total return for the index, which includes the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

Pacific Dynamix-Conservative Growth Composite Benchmark is 60% Barclays U.S. Aggregate Bond; 30% S&P 500; 10% MSCI World ex USA (Net) Indices. Results include the reinvestment of all distributions.

Pacific Dynamix-Moderate Growth Composite Benchmark is 45% S&P 500; 40% Barclays U.S. Aggregate Bond; 15% MSCI World ex USA (Net) Indices. Results include the reinvestment of all distributions.

Pacific Dynamix-Growth Composite Benchmark is 55% S&P 500; 25% MSCI World ex USA (Net); 20% Barclays U.S. Aggregate Bond Indices. Results include the reinvestment of all distributions.

Portfolio Optimization Conservative Composite Benchmark is 73% Barclays U.S. Aggregate Bond; 15% S&P 500; 7% BofA Merrill Lynch U.S. 3-Month T-Bill and 5% MSCI EAFE (Net) Indices. Results include the reinvestment of all distributions.

Portfolio Optimization Moderate-Conservative Composite Benchmark is 55% Barclays U.S. Aggregate Bond; 30% S&P 500; 10% MSCI EAFE (Net), and 5% BofA Merrill Lynch U.S. 3-Month T-Bill Indices. Results include the reinvestment of all distributions.

Portfolio Optimization Moderate Composite Benchmark is 43% Barclays U.S. Aggregate Bond; 40% S&P 500; 15% MSCI EAFE (Net), and 2% BofA Merrill Lynch U.S. 3-Month T-Bill Indices. Results include the reinvestment of all distributions.

Portfolio Optimization Growth Composite Benchmark is 55% S&P 500; 25% Barclays U.S. Aggregate Bond; and 20% MSCI EAFE (Net) Indices. Results include the reinvestment of all distributions.

Portfolio Optimization Aggressive-Growth Composite Benchmark is 65% S&P 500; 25% MSCI EAFE (Net); and 10% Barclays U.S. Aggregate Bond Indices. Results include the reinvestment of all distributions.

Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Results include the reinvestment of all distributions.

Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Results include the reinvestment of all distributions.

Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Results include the reinvestment of all distributions.

Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. Results include the reinvestment of all distributions.

Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. Results include the reinvestment of all distributions.

Russell 3000 Health Care Index measures the performance of companies involved in medical services or health care in the Russell 3000 Index, which represents the 3,000 largest U.S. companies based on total market capitalization. Results include the reinvestment of all distributions.

Russell 3000 Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Value Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad value market. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Results include the reinvestment of all distributions.

Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market. Results include the reinvestment of all distributions.

Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Russell Midcap Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set. Results include the reinvestment of all distributions.

Russell Midcap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Value Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap value market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap value market. Results include the reinvestment of all distributions.

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Results include the reinvestment of all distributions.

S&P Developed Ex-U.S. SmallCap Index comprises the stocks representing the lowest 15% of float-adjusted market cap in each developed country, excluding the United States. It is a subset of the S&P Global BMI, a comprehensive, rules-based index measuring global stock market performance. Results include the reinvestment of all distributions.

S&P/LSTA Leveraged Loan Index is a daily total return index that uses Loan Syndications & Trading Association/Loan Pricing Corp. (LSTA/LPC) mark-to-market pricing to calculate market value change. On a real-time basis, the leveraged loan index (LLI) tracks the current outstanding balance and spread over London Interbank Offered Rate (LIBOR) for fully funded term loans. The facilities included in the LLI represent a broad cross section of leveraged loans syndicated in the U.S., including dollar-denominated loans to overseas issuers. Results include the reinvestment of all distributions.

S&P MidCap 400 Value Index is an unmanaged index that measures the performance of the mid-cap value sector of the U.S. equity market. It is a subset of the S&P MidCap 400 Index and consists of those stocks in the S&P MidCap 400 Index exhibiting the strongest value characteristics as determined by the index provider, representing approximately 50% of the market capitalization of the S&P MidCap 400 Index. Results include the reinvestment of all distributions.

S&P North American Technology Index is a modified-capitalization-weighted index that provides investors with a benchmark that represents U.S. securities classified under the GICS technology sector and internet retail sub-industry. Results include the reinvestment of all distributions.

PACIFIC SELECT FUND

CORE INCOME PORTFOLIO

Schedule of Investments

December 31, 2015

	Principal Amount	Value
CORPORATE BONDS & NOTES - 61.2%

Consumer Discretionary - 8.7%

CalAtlantic Group Inc 6.250% due 12/15/21	$2,000,000	$2,145,000
CCO Safari II LLC 4.908% due 07/23/25 ~	2,950,000	2,951,555
Cedar Fair LP 5.250% due 03/15/21	2,000,000	2,070,000
DIRECTV Holdings LLC 3.950% due 01/15/25	3,000,000	2,965,341
Dollar General Corp 4.150% due 11/01/25	2,000,000	1,992,120
General Motors Co 5.200% due 04/01/45	2,000,000	1,889,712
6.250% due 10/02/43	1,000,000	1,058,702
GLP Capital LP 4.875% due 11/01/20	2,000,000	1,970,000
Lennar Corp 4.500% due 06/15/19	3,000,000	3,065,625
McDonald’s Corp 4.875% due 12/09/45	2,050,000	2,069,092
MGM Resorts International 6.750% due 10/01/20	2,000,000	2,065,000
New Red Finance Inc (Canada) 4.625% due 01/15/22 ~	1,100,000	1,105,500
Pinnacle Entertainment Inc 6.375% due 08/01/21	1,000,000	1,056,250
Signet UK Finance PLC (United Kingdom) 4.700% due 06/15/24	2,000,000	1,973,872
Six Flags Entertainment Corp 5.250% due 01/15/21 ~	2,000,000	2,035,000
Toll Brothers Finance Corp 4.875% due 11/15/25	1,100,000	1,083,500
Virgin Media Secured Finance PLC (United Kingdom) 5.375% due 04/15/21 ~	1,800,000	1,865,250
Wyndham Worldwide Corp 5.100% due 10/01/25	800,000	809,674

		34,171,193

Consumer Staples - 2.3%

Imperial Tobacco Finance PLC (United Kingdom) 3.750% due 07/21/22 ~	2,200,000	2,212,166
Kraft Heinz Foods Co 5.200% due 07/15/45 ~	950,000	995,763
Reynolds American Inc 4.450% due 06/12/25	1,250,000	1,310,488
Reynolds Group Issuer Inc (New Zealand) 5.750% due 10/15/20	2,600,000	2,651,194
Walgreens Boots Alliance Inc 3.300% due 11/18/21	2,000,000	1,964,904

		9,134,515

Energy - 2.8%

Cimarex Energy Co 5.875% due 05/01/22	1,000,000	959,283
Energy Transfer Partners LP 4.050% due 03/15/25	2,000,000	1,646,436
4.750% due 01/15/26	1,500,000	1,293,534
Ensco PLC 5.200% due 03/15/25	2,000,000	1,426,394
Kinder Morgan Energy Partners LP 4.250% due 09/01/24	2,000,000	1,705,548
Kinder Morgan Inc 5.550% due 06/01/45	650,000	509,191
Linn Energy LLC 6.500% due 05/15/19	1,500,000	270,000

	Principal Amount	Value
Targa Resources Partners LP 4.125% due 11/15/19	$750,000	$628,125
The Williams Cos Inc 3.700% due 01/15/23	2,500,000	1,729,387
Transocean Inc 3.000% due 10/15/17	1,000,000	889,375

		11,057,273

Financials - 20.8%

AerCap Ireland Capital Ltd (Netherlands) 3.750% due 05/15/19	1,500,000	1,501,875
Ally Financial Inc 4.125% due 02/13/22	2,000,000	1,985,000
American Tower Corp REIT 3.500% due 01/31/23	1,500,000	1,469,354
5.000% due 02/15/24	1,000,000	1,060,370
Ares Capital Corp 4.875% due 11/30/18	2,450,000	2,552,929
Bank of America Corp 1.950% due 05/12/18	3,500,000	3,482,097
4.200% due 08/26/24	3,000,000	3,009,759
4.250% due 10/22/26	2,000,000	1,984,118
Capital One Financial Corp 4.200% due 10/29/25	2,000,000	1,979,666
Citigroup Inc 4.400% due 06/10/25	2,000,000	2,024,838
Columbia Property Trust Operating Partnership LP REIT 4.150% due 04/01/25	3,000,000	2,972,328
Duke Realty LP REIT 3.625% due 04/15/23	4,000,000	3,914,856
Ford Motor Credit Co LLC 4.250% due 09/20/22	5,000,000	5,123,030
General Motors Financial Co Inc 4.375% due 09/25/21	4,000,000	4,063,348
HCP Inc REIT 3.400% due 02/01/25	2,000,000	1,868,048
4.000% due 06/01/25	2,000,000	1,957,736
JPMorgan Chase & Co 3.875% due 09/10/24	3,000,000	2,991,216
Kilroy Realty LP REIT 3.800% due 01/15/23	4,000,000	3,971,180
McGraw Hill Financial Inc 4.400% due 02/15/26	3,500,000	3,590,076
Mid-America Apartments LP REIT 4.000% due 11/15/25	1,200,000	1,194,593
Morgan Stanley 2.375% due 07/23/19	2,000,000	1,995,432
5.000% due 11/24/25	3,000,000	3,192,735
Neuberger Berman Group LLC 4.875% due 04/15/45 ~	1,000,000	845,700
Piedmont Operating Partnership LP REIT 4.450% due 03/15/24	3,000,000	3,008,700
Prudential Financial Inc 5.200% due 03/15/44 §	2,000,000	1,938,500
Senior Housing Properties Trust REIT 4.750% due 05/01/24	1,000,000	975,918
Synchrony Financial 3.750% due 08/15/21	2,000,000	2,001,236
The Goldman Sachs Group Inc 2.550% due 10/23/19	5,000,000	5,003,585
4.250% due 10/21/25	2,000,000	1,989,898
TIAA Asset Management Finance Co LLC 4.125% due 11/01/24 ~	2,000,000	2,011,576
Ventas Realty LP REIT 3.500% due 02/01/25	2,000,000	1,918,910
WEA Finance LLC (Australia) 3.750% due 09/17/24 ~	2,000,000	1,992,668
Welltower Inc REIT 4.000% due 06/01/25	2,000,000	1,971,468

		81,542,743

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

CORE INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
Health Care - 3.0%

Actavis Funding SCS 3.000% due 03/12/20	$3,000,000	$3,005,109
Biogen Inc 5.200% due 09/15/45	1,650,000	1,656,654
Gilead Sciences Inc 4.750% due 03/01/46	1,200,000	1,216,541
HCA Inc 6.500% due 02/15/20	1,000,000	1,092,000
Laboratory Corp of America Holdings 4.700% due 02/01/45	2,000,000	1,843,588
Valeant Pharmaceuticals International 6.375% due 10/15/20 ~	1,000,000	970,000
Valeant Pharmaceuticals International Inc 5.375% due 03/15/20 ~	1,000,000	945,000
Zimmer Biomet Holdings Inc 3.550% due 04/01/25	1,000,000	974,144

		11,703,036

Industrials - 12.5%

Air Canada Pass-Through Trust ‘A’ (Canada) 4.125% due 11/15/26 ~	2,487,681	2,487,681
Air Canada Pass-Through Trust ‘AA’ (Canada) 3.750% due 06/15/29 ~	1,200,000	1,208,250
Air Lease Corp 3.875% due 04/01/21	4,000,000	4,030,000
4.250% due 09/15/24	2,000,000	1,965,000
American Airlines Pass-Through Trust ‘AA’ 3.600% due 03/22/29	1,900,000	1,921,375
American Airlines Pass-Through Trust ‘B’ 3.700% due 11/01/24	959,077	938,696
4.375% due 04/01/24	908,759	905,351
British Airways Pass-Through Trust ‘A’ (United Kingdom) 4.625% due 12/20/25 ~	1,871,717	1,953,605
British Airways Pass-Through Trust ‘B’ (United Kingdom) 5.625% due 12/20/21 ~	3,153,885	3,287,925
Continental Airlines Pass-Through Trust ‘A’ 4.000% due 04/29/26	1,793,943	1,841,034
Delta Air Lines Pass-Through Trust ‘A’ 4.750% due 11/07/21	3,128,950	3,304,953
4.950% due 11/23/20	873,511	918,279
Delta Air Lines Pass-Through Trust ‘AA’ 3.625% due 01/30/29	400,000	405,500
Hawaiian Airlines Pass-Through Certificates ‘A’ 3.900% due 01/15/26	1,401,065	1,367,789
HD Supply Inc 5.250% due 12/15/21 ~	2,000,000	2,047,500
International Lease Finance Corp 7.125% due 09/01/18 ~	1,000,000	1,098,750
Latam Airlines Pass-Through Trust ‘A’ (Chile) 4.200% due 08/15/29 ~	3,000,000	2,820,000
Lockheed Martin Corp 4.700% due 05/15/46	2,100,000	2,169,695
Owens Corning 4.200% due 12/15/22	2,000,000	2,005,420
4.200% due 12/01/24	1,000,000	975,121
Penske Truck Leasing Co LP 3.375% due 02/01/22 ~	2,000,000	1,944,736
The ADT Corp 6.250% due 10/15/21	2,000,000	2,099,100
United Airlines Pass-Through Trust ‘B’ 4.750% due 10/11/23	4,760,464	4,760,464

	Principal Amount	Value
United Rentals North America Inc 4.625% due 07/15/23	$1,000,000	$1,001,250
US Airways Pass-Through Trust ‘A’ 4.625% due 12/03/26	1,658,298	1,722,557

		49,180,031

Information Technology - 2.1%

Arrow Electronics Inc 3.500% due 04/01/22	2,000,000	1,929,256
Hewlett Packard Enterprise Co 4.900% due 10/15/25 ~	2,250,000	2,213,921
NetApp Inc 3.375% due 06/15/21	2,000,000	1,955,628
Visa Inc 4.300% due 12/14/45	2,150,000	2,184,684

		8,283,489

Materials - 3.2%

ArcelorMittal (Luxembourg) 6.500% due 03/01/21	2,000,000	1,619,780
Ardagh Packaging Finance PLC (Ireland) 3.512% due 12/15/19 § ~	2,000,000	1,960,000
Ball Corp 4.375% due 12/15/20	1,000,000	1,017,500
Freeport-McMoRan Inc 3.550% due 03/01/22	1,000,000	585,000
Glencore Funding LLC (Switzerland) 4.125% due 05/30/23 ~	4,000,000	2,954,460
Southern Copper Corp (Peru) 5.250% due 11/08/42	1,000,000	725,490
Tronox Finance LLC 6.375% due 08/15/20	2,000,000	1,213,600
Vale SA (Brazil) 5.625% due 09/11/42	1,000,000	666,348
Yamana Gold Inc (Canada) 4.950% due 07/15/24	2,000,000	1,699,936

		12,442,114

Telecommunication Services - 2.6%

CC Holdings GS V LLC 3.849% due 04/15/23	2,000,000	1,967,326
Verizon Communications Inc 3.500% due 11/01/24	4,000,000	3,960,184
5.150% due 09/15/23	4,000,000	4,404,812

		10,332,322

Utilities - 3.2%

Calpine Corp 7.875% due 01/15/23 ~	825,000	882,750
CMS Energy Corp 3.600% due 11/15/25	900,000	896,791
Dynegy Inc 6.750% due 11/01/19	1,000,000	945,000
Exelon Corp 5.100% due 06/15/45 ~	3,000,000	3,004,509
Jersey Central Power & Light Co 4.700% due 04/01/24 ~	3,500,000	3,634,197
NRG Energy Inc 6.625% due 03/15/23	1,000,000	872,500
Southern Power Co 4.150% due 12/01/25	1,500,000	1,501,225
Talen Energy Supply LLC 6.500% due 06/01/25 ~	1,000,000	665,000

		12,401,972

Total Corporate Bonds & Notes (Cost $253,198,117)		240,248,688

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

CORE INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
SENIOR LOAN NOTES - 19.3%

Consumer Discretionary - 6.9%

Altice US Finance I Corp (Luxembourg) 4.250% due 12/22/22 §	$1,989,440	$1,947,787
Caesars Entertainment Resort Properties LLC Term B 7.000% due 10/11/20 §	2,977,215	2,711,126
CCO Safari III LLC Term H 3.250% due 08/24/21 §	2,000,000	1,986,806
ClubCorp Club Operations Inc 4.250% due 12/15/22 §	2,247,125	2,238,699
Dollar Tree Inc Term B1 3.500% due 07/06/22 §	1,666,709	1,664,327
Federal-Mogul Holdings Corp Term C 4.750% due 04/15/21 §	1,488,675	1,316,733
Hilton Worldwide Finance LLC Term B2 3.500% due 10/26/20 §	1,778,947	1,777,391
Las Vegas Sands LLC Term B 3.250% due 12/19/20 §	2,977,215	2,944,784
Michaels Stores Inc Term B2 4.000% due 01/28/20 §	2,445,315	2,434,998
New Red Finance Term B2 (Canada) 3.750% due 12/12/21 §	2,285,650	2,274,937
PetSmart Inc Term B 4.250% due 03/11/22 §	1,990,000	1,944,292
Seminole Tribe of Florida 3.000% due 04/29/20 §	1,877,907	1,868,987
Spin Holdco Inc Term B 4.250% due 11/14/19 §	1,984,962	1,913,629

		27,024,496

Consumer Staples - 1.4%

Albertson’s LLC
Term B2 5.500% due 03/21/19 §	992,500	988,847
Term B4 5.500% due 08/25/21 §	992,500	985,676
BJ’s Wholesale Club Inc (1st Lien) 4.500% due 09/26/19 §	1,986,521	1,902,590
Reynolds Group Holdings Inc due 12/01/18 µ	1,000,000	991,484
Rite Aid Corp (2nd Lien) due 08/21/20 µ	750,000	753,906

		5,622,503

Financials - 1.2%

AmWINS Group LLC 5.250% due 09/06/19 §	1,984,678	1,983,614
Hub International Ltd Term B 4.000% due 10/02/20 §	1,984,848	1,873,201
Realogy Corp Term B 3.750% due 03/05/20 §	992,405	987,649

		4,844,464

Health Care - 1.8%

Community Health Systems Inc Term H 4.000% due 01/27/21 §	3,980,000	3,916,571
Iasis Healthcare LLC Term B2 4.500% due 05/03/18 §	2,976,982	2,927,862
Jaguar Holding Co II Term B 4.250% due 08/18/22 §	248,750	242,344

		7,086,777

	Principal Amount	Value
Industrials - 2.9%

AlixPartners LLP Term B 4.500% due 07/28/22 §	$997,500	$991,266
HD Supply Inc Term B 3.750% due 08/13/21 §	1,496,250	1,473,432
LM U.S. Corp Acquisition Inc due 10/25/19 µ	38,173	38,030
(1st Lien)
due 10/25/19 µ	959,372	955,775
Rexnord LLC Term B (1st Lien) 4.000% due 08/21/20 §	1,480,984	1,439,023
Sensata Technologies BV Term B (Netherlands) 3.000% due 10/14/21 §	992,500	976,620
Transdigm Inc
Term D
3.750% due 06/04/21 §	1,984,887	1,938,158
Term E
3.500% due 05/14/22 §	992,861	963,607
Univar Inc 4.250% due 07/01/22 §	2,493,750	2,422,277

		11,198,188

Information Technology - 2.4%

Avago Technologies Cayman Ltd (Cayman)
Term B
due 11/06/22 µ	4,000,000	3,957,224
3.750% due 05/06/21 §	1,982,629	1,981,390
First Data Corp 3.918% due 03/24/18 §	1,500,000	1,483,125
3.918% due 09/24/18 §	2,000,000	1,977,750

		9,399,489

Materials - 1.2%

Ardagh Holdings USA Inc 4.000% due 12/17/19 §	1,984,848	1,956,938
BWAY Holding Co Inc Term B 5.500% due 08/14/20 §	1,984,887	1,922,031
FMG Resources Property Ltd Term B (Australia) 4.250% due 06/30/19 §	1,229,096	922,675

		4,801,644

Telecommunication Services - 1.5%

Level 3 Financing Inc
4.000% due 08/01/19 §	2,000,000	2,000,000
Term B
4.000% due 01/15/20 §	2,000,000	1,999,490
Zayo Group LLC Term B 3.750% due 05/06/21 §	1,985,000	1,958,062

		5,957,552

Total Senior Loan Notes (Cost $77,728,150)		75,935,113

U.S. GOVERNMENT AGENCY ISSUE - 1.2%

Fannie Mae 1.875% due 09/18/18	4,500,000	4,565,709

Total U.S. Government Agency Issue (Cost $4,591,894)		4,565,709

U.S. TREASURY OBLIGATIONS - 10.4%

U.S. Treasury Bonds - 1.0%

2.875% due 08/15/45	3,000,000	2,908,710
3.000% due 11/15/45	1,000,000	995,287

		3,903,997

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

CORE INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
U.S. Treasury Notes - 9.4%

0.625% due 10/15/16	$3,000,000	$2,997,597
0.625% due 02/15/17	3,500,000	3,491,687
0.750% due 03/15/17	3,500,000	3,495,576
1.250% due 01/31/19	2,500,000	2,492,335
1.375% due 07/31/18	3,500,000	3,514,479
1.375% due 09/30/18	3,500,000	3,512,225
1.500% due 10/31/19	2,500,000	2,492,958
1.750% due 09/30/22	1,000,000	980,297
1.875% due 10/31/22	1,500,000	1,481,189
2.000% due 10/31/21	3,500,000	3,510,955
2.000% due 08/15/25	1,000,000	975,101
2.125% due 12/31/21	3,500,000	3,532,123
2.250% due 11/15/24	2,000,000	1,999,140
2.375% due 08/15/24	2,500,000	2,526,280

		37,001,942

Total U.S. Treasury Obligations (Cost $41,446,867)		40,905,939

FOREIGN GOVERNMENT BONDS & NOTES - 2.6%

Chile Government (Chile) 2.250% due 10/30/22	3,000,000	2,898,750
Korea International Bond (South Korea) 3.875% due 09/11/23	3,000,000	3,244,350
Mexico Government (Mexico) 3.500% due 01/21/21	1,000,000	1,017,500
3.625% due 03/15/22	1,000,000	1,008,500
Province of Ontario (Canada) 1.875% due 05/21/20	2,000,000	1,984,044

Total Foreign Government Bonds & Notes (Cost $10,327,166)		10,153,144

	Principal Amount	Value
SHORT-TERM INVESTMENT - 5.4%

Repurchase Agreement - 5.4%

Fixed Income Clearing Corp 0.030% due 01/04/16 (Dated 12/31/15, repurchase price of $21,259,378; collateralized by U.S. Treasury Notes: 0.875% due 11/30/16 and value $21,689,088)	$21,259,307	$21,259,307

Total Short-Term Investment (Cost $21,259,307)		21,259,307

TOTAL INVESTMENTS - 100.1% (Cost $408,551,501)		393,067,900

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(556,608)

NET ASSETS - 100.0%		$392,511,292

Notes to Schedule of Investments

(a)	As of December 31, 2015, the fund’s composition as a percentage of net assets was as follows:

Corporate Bonds & Notes	61.2%
Senior Loan Notes	19.3%
U.S. Treasury Obligations	10.4%
Short-Term Investment	5.4%
Others (each less than 3.0%)	3.8%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2015:

		Total Value at December 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$240,248,688	$-	$240,248,688	$-
	Senior Loan Notes	75,935,113	-	75,935,113	-
	U.S. Government Agency Issue	4,565,709	-	4,565,709	-
	U.S. Treasury Obligations	40,905,939	-	40,905,939	-
	Foreign Government Bonds & Notes	10,153,144	-	10,153,144	-
	Short-Term Investment	21,259,307	-	21,259,307	-

	Total	$393,067,900	$-	$393,067,900	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments

December 31, 2015

	Shares	Value
PREFERRED STOCKS - 0.2%

Financials - 0.2%

Citigroup Capital XIII	61,350	$1,594,486
GMAC Capital Trust I	229,331	5,815,834

		7,410,320

Total Preferred Stocks (Cost $7,267,171)		7,410,320

	Principal Amount

CORPORATE BONDS & NOTES - 36.3%

Consumer Discretionary - 2.9%

21st Century Fox America Inc 6.200% due 12/15/34	$1,000,000	1,138,147
Altice Financing SA (Luxembourg) 6.625% due 02/15/23 ~	3,760,000	3,722,400
Amazon.com Inc 4.950% due 12/05/44	4,190,000	4,481,540
CCO Holdings LLC 7.000% due 01/15/19	561,000	573,622
CCO Safari II LLC
6.384% due 10/23/35 ~	560,000	566,423
6.484% due 10/23/45 ~	5,770,000	5,787,148
Comcast Cable Communications Holdings Inc 9.455% due 11/15/22	2,840,000	3,924,440
Comcast Corp
5.150% due 03/01/20	1,658,000	1,854,163
5.650% due 06/15/35	290,000	338,180
5.700% due 05/15/18	5,000,000	5,467,795
6.500% due 11/15/35	630,000	791,002
6.550% due 07/01/39	1,880,000	2,372,220
6.950% due 08/15/37	740,000	971,152
Cox Communications Inc 4.700% due 12/15/42 ~	70,000	53,309
DISH DBS Corp
5.125% due 05/01/20	380,000	377,150
5.875% due 07/15/22	1,110,000	1,037,850
5.875% due 11/15/24	6,176,000	5,512,080
6.750% due 06/01/21	90,000	90,900
Dollar Tree Inc 5.750% due 03/01/23 ~	1,620,000	1,696,950
Ford Motor Co 4.750% due 01/15/43	8,920,000	8,439,123
General Motors Co 6.250% due 10/02/43	570,000	603,460
Hilton Worldwide Finance LLC 5.625% due 10/15/21	4,640,000	4,831,400
L Brands Inc 5.625% due 10/15/23	690,000	734,850
McDonald’s Corp 3.700% due 01/30/26	2,560,000	2,563,876
MGM Resorts International 6.625% due 12/15/21	800,000	823,000
NBCUniversal Enterprise Inc 1.974% due 04/15/19 ~	4,080,000	4,080,024
NBCUniversal Media LLC 4.375% due 04/01/21	680,000	739,475
NCL Corp Ltd
4.625% due 11/15/20 ~	750,000	738,165
5.250% due 11/15/19 ~	870,000	887,400
Netflix Inc
5.500% due 02/15/22 ~	130,000	133,900
5.875% due 02/15/25 ~	670,000	690,100

	Principal Amount	Value
New Red Finance Inc (Canada) 6.000% due 04/01/22 ~	$1,840,000	$1,899,800
Numericable-SFR SAS (France)
6.000% due 05/15/22 ~	2,170,000	2,110,325
6.250% due 05/15/24 ~	720,000	696,600
QVC Inc 5.950% due 03/15/43	100,000	85,083
Taylor Morrison Communities Inc 5.250% due 04/15/21 ~	2,150,000	2,160,750
The Goodyear Tire & Rubber Co 5.125% due 11/15/23	1,790,000	1,843,700
Time Warner Cable Inc
4.125% due 02/15/21	10,000	10,222
5.500% due 09/01/41	1,440,000	1,305,533
5.875% due 11/15/40	930,000	883,943
6.750% due 06/15/39	1,050,000	1,056,825
7.300% due 07/01/38	1,130,000	1,228,978
8.250% due 04/01/19	5,445,000	6,262,115
Time Warner Entertainment Co LP 8.375% due 07/15/33	990,000	1,170,826
Time Warner Inc
4.700% due 01/15/21	410,000	441,877
6.250% due 03/29/41	450,000	501,392
7.700% due 05/01/32	9,300,000	11,639,220
UBM PLC (United Kingdom) 5.750% due 11/03/20 ~	1,930,000	2,065,050
Univision Communications Inc 6.750% due 09/15/22 ~	2,521,000	2,621,840
Viacom Inc
3.875% due 04/01/24	610,000	573,039
4.250% due 09/01/23	620,000	600,676
Virgin Media Secured Finance PLC (United Kingdom) 5.375% due 04/15/21 ~	900,000	932,625

		106,111,663

Consumer Staples - 3.8%

Altria Group Inc
2.850% due 08/09/22	7,200,000	7,030,685
4.750% due 05/05/21	4,000,000	4,347,272
5.375% due 01/31/44	2,730,000	2,946,926
9.250% due 08/06/19	3,330,000	4,080,329
9.950% due 11/10/38	740,000	1,189,748
10.200% due 02/06/39	290,000	476,946
Anheuser-Busch InBev Worldwide Inc (Belgium)
2.500% due 07/15/22	8,320,000	8,015,671
5.000% due 04/15/20	1,360,000	1,489,596
5.375% due 01/15/20	2,300,000	2,547,397
Constellation Brands Inc
4.250% due 05/01/23	820,000	822,050
6.000% due 05/01/22	850,000	937,125
CVS Health Corp
2.750% due 12/01/22	6,800,000	6,636,440
3.875% due 07/20/25	1,850,000	1,892,051
4.875% due 07/20/35	2,400,000	2,486,717
5.125% due 07/20/45	4,780,000	5,054,831
5.750% due 05/15/41	320,000	360,081
CVS Pass-Through Trust
5.298% due 01/11/27 ~	666,188	718,065
6.036% due 12/10/28	3,066,809	3,375,392
Diageo Capital PLC (United Kingdom) 5.750% due 10/23/17	4,630,000	4,973,347
Diageo Investment Corp (United Kingdom) 2.875% due 05/11/22	5,620,000	5,579,440
Heineken NV (Netherlands) 1.400% due 10/01/17 ~	840,000	837,037
Imperial Tobacco Finance PLC (United Kingdom) 2.050% due 02/11/18 ~	1,540,000	1,533,914

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
Kraft Foods Group Inc
3.500% due 06/06/22	$4,540,000	$4,597,740
5.375% due 02/10/20	1,219,000	1,336,087
Kraft Heinz Foods Co
3.950% due 07/15/25 ~	1,820,000	1,841,168
4.875% due 02/15/25 ~	2,679,000	2,850,485
5.000% due 07/15/35 ~	1,680,000	1,726,618
5.200% due 07/15/45 ~	1,020,000	1,069,135
Molson Coors Brewing Co 3.500% due 05/01/22	500,000	503,504
Mondelez International Inc 4.000% due 02/01/24	5,240,000	5,414,073
PepsiCo Inc 7.900% due 11/01/18	1,498,000	1,756,186
Pernod Ricard SA (France)
4.450% due 01/15/22 ~	8,980,000	9,325,326
5.500% due 01/15/42 ~	470,000	475,049
Philip Morris International Inc
2.500% due 08/22/22	2,560,000	2,510,612
2.900% due 11/15/21	1,460,000	1,478,568
4.500% due 03/20/42	2,080,000	2,067,223
6.375% due 05/16/38	1,970,000	2,489,761
Reynolds American Inc
3.250% due 06/12/20	1,810,000	1,841,585
3.250% due 11/01/22	2,350,000	2,328,375
3.750% due 05/20/23	3,660,000	3,659,806
5.850% due 08/15/45	4,370,000	4,872,952
6.150% due 09/15/43	330,000	375,339
6.750% due 06/15/17	1,207,000	1,288,977
8.125% due 06/23/19	1,220,000	1,436,909
Reynolds Group Issuer Inc (New Zealand)
5.750% due 10/15/20	1,450,000	1,478,551
6.875% due 02/15/21	1,380,000	1,424,850
Spectrum Brands Inc 5.750% due 07/15/25 ~	800,000	824,000
The Kroger Co 6.400% due 08/15/17	2,610,000	2,803,873
Tyson Foods Inc 5.150% due 08/15/44	820,000	859,559
Wal-Mart Stores Inc
5.250% due 09/01/35	930,000	1,061,448
5.375% due 04/05/17	915,000	963,774
Wm Wrigley Jr Co
2.400% due 10/21/18 ~	680,000	682,319
2.900% due 10/21/19 ~	2,380,000	2,404,966
3.375% due 10/21/20 ~	750,000	765,761

		135,845,639

Energy - 4.5%

Anadarko Petroleum Corp
6.375% due 09/15/17	145,000	152,108
8.700% due 03/15/19	5,485,000	6,237,218
Antero Resources Corp 5.375% due 11/01/21	1,050,000	845,250
Apache Corp
3.250% due 04/15/22	492,000	469,288
6.000% due 01/15/37	1,010,000	978,444
6.900% due 09/15/18	5,000,000	5,497,140
Arch Coal Inc 7.000% due 06/15/19	2,890,000	28,900
Atwood Oceanics Inc 6.500% due 02/01/20	1,140,000	630,420
Baker Hughes Inc
3.200% due 08/15/21	200,000	198,908
7.500% due 11/15/18	4,060,000	4,586,022
BP Capital Markets PLC (United Kingdom)
3.506% due 03/17/25	870,000	844,035
3.561% due 11/01/21	220,000	224,679
California Resources Corp
5.500% due 09/15/21	400,000	128,000
6.000% due 11/15/24	2,140,000	658,050

	Principal Amount	Value
Chesapeake Energy Corp
6.125% due 02/15/21	$2,210,000	$634,270
6.500% due 08/15/17	650,000	328,250
6.875% due 11/15/20	520,000	150,800
CNOOC Finance LLC (China) 3.500% due 05/05/25	8,380,000	7,991,972
Concho Resources Inc
5.500% due 04/01/23	960,000	892,800
6.500% due 01/15/22	1,526,000	1,472,590
ConocoPhillips 6.500% due 02/01/39	1,040,000	1,097,934
Continental Resources Inc
4.500% due 04/15/23	650,000	467,946
5.000% due 09/15/22	420,000	310,275
Devon Energy Corp
3.250% due 05/15/22	1,200,000	1,021,888
5.000% due 06/15/45	3,330,000	2,532,075
5.600% due 07/15/41	170,000	128,778
5.850% due 12/15/25	2,650,000	2,582,253
7.950% due 04/15/32	2,810,000	2,910,398
Ecopetrol SA (Colombia)
5.375% due 06/26/26	3,720,000	3,175,950
5.875% due 05/28/45	3,580,000	2,559,700
Ensco PLC
4.700% due 03/15/21	1,350,000	1,088,662
5.200% due 03/15/25	80,000	57,056
Enterprise Products Operating LLC
6.300% due 09/15/17	2,430,000	2,557,004
8.375% due 08/01/66 §	3,000,000	2,692,500
Freeport-McMoran Oil & Gas LLC
6.125% due 06/15/19	3,738,000	2,740,328
6.500% due 11/15/20	527,000	341,233
6.875% due 02/15/23	940,000	594,550
Halliburton Co
2.700% due 11/15/20	1,080,000	1,068,689
3.800% due 11/15/25	3,250,000	3,170,485
Hess Corp 8.125% due 02/15/19	2,850,000	3,233,194
Kerr-McGee Corp 7.875% due 09/15/31	2,297,000	2,484,488
Kinder Morgan Energy Partners LP 6.850% due 02/15/20	2,180,000	2,257,024
Kinder Morgan Inc 5.000% due 02/15/21 ~	1,720,000	1,636,829
MEG Energy Corp (Canada) 6.500% due 03/15/21 ~	340,000	239,700
MPLX LP
4.875% due 12/01/24 ~	3,090,000	2,788,725
4.875% due 06/01/25 ~	1,190,000	1,071,000
5.500% due 02/15/23 ~	1,680,000	1,478,400
Noble Energy Inc
5.250% due 11/15/43	1,130,000	914,990
6.000% due 03/01/41	200,000	172,941
8.250% due 03/01/19	3,290,000	3,682,349
Occidental Petroleum Corp
3.125% due 02/15/22	1,350,000	1,321,593
4.625% due 06/15/45	1,280,000	1,243,603
Petrobras Global Finance BV (Brazil)
5.375% due 01/27/21	15,300,000	11,436,750
6.250% due 03/17/24	5,750,000	4,140,000
7.875% due 03/15/19	3,600,000	3,195,000
Petroleos Mexicanos (Mexico)
5.500% due 01/21/21	1,570,000	1,587,584
6.000% due 03/05/20	2,000,000	2,083,000
6.375% due 01/23/45	3,990,000	3,397,010
6.625% due 06/15/35	1,280,000	1,150,400
8.000% due 05/03/19	2,130,000	2,350,178
Pride International Inc 6.875% due 08/15/20	470,000	436,983

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
QEP Resources Inc
5.250% due 05/01/23	$1,390,000	$993,850
6.875% due 03/01/21	2,190,000	1,806,750
Range Resources Corp
4.875% due 05/15/25 ~	650,000	496,438
5.000% due 08/15/22	530,000	398,825
5.000% due 03/15/23	4,040,000	3,030,000
Regency Energy Partners LP
4.500% due 11/01/23	520,000	450,802
5.875% due 03/01/22	1,770,000	1,670,577
6.500% due 07/15/21	680,000	686,800
Sabine Pass Liquefaction LLC
5.625% due 02/01/21	680,000	629,000
5.750% due 05/15/24	1,030,000	901,250
Samson Investment Co 9.750% due 02/15/20 Y	3,160,000	7,110
Schlumberger Holdings Corp
3.000% due 12/21/20 ~	2,570,000	2,540,077
4.000% due 12/21/25 ~	1,960,000	1,939,063
Schlumberger Norge AS 4.200% due 01/15/21 ~	50,000	53,073
SESI LLC 7.125% due 12/15/21	850,000	758,625
Shelf Drilling Holdings Ltd (United Arab Emirates) 8.625% due 11/01/18 ~	680,000	496,400
Shell International Finance BV (Netherlands)
4.125% due 05/11/35	1,570,000	1,502,708
4.375% due 03/25/20	4,150,000	4,462,105
4.375% due 05/11/45	1,750,000	1,658,872
Sinopec Group Overseas Development Ltd (China)
2.750% due 05/17/17 ~	2,400,000	2,421,989
4.375% due 04/10/24 ~	6,760,000	6,998,581
The Williams Cos Inc
7.500% due 01/15/31	5,935,000	4,114,807
7.875% due 09/01/21	440,000	396,597
Transocean Inc 5.800% due 12/15/16	1,370,000	1,334,037
Whiting Petroleum Corp
5.000% due 03/15/19	340,000	258,400
6.250% due 04/01/23	1,400,000	1,015,000
Williams Partners LP
4.875% due 05/15/23	800,000	649,549
4.875% due 03/15/24	1,010,000	810,587
6.125% due 07/15/22	2,495,000	2,363,998

		161,194,459

Financials - 13.3%

ABN AMRO Bank NV (Netherlands) 4.750% due 07/28/25 ~	2,220,000	2,217,003
ACE INA Holdings Inc
2.300% due 11/03/20	950,000	944,239
3.350% due 05/03/26	1,270,000	1,267,985
AerCap Ireland Capital Ltd (Netherlands) 3.750% due 05/15/19	2,590,000	2,593,238
Ally Financial Inc 7.500% due 09/15/20	32,000	36,280
American International Group Inc 3.750% due 07/10/25	4,630,000	4,600,424
Bank of America Corp
2.600% due 01/15/19	7,240,000	7,269,836
3.300% due 01/11/23	1,190,000	1,175,120
3.875% due 03/22/17	1,230,000	1,261,800
3.875% due 08/01/25	3,510,000	3,570,533
4.000% due 04/01/24	10,280,000	10,537,360
4.125% due 01/22/24	9,345,000	9,673,374
4.200% due 08/26/24	4,930,000	4,946,037
4.875% due 04/01/44	6,140,000	6,355,612

	Principal Amount	Value
5.000% due 05/13/21	$5,590,000	$6,115,276
5.000% due 01/21/44	8,740,000	9,149,049
5.625% due 07/01/20	600,000	667,372
5.650% due 05/01/18	2,070,000	2,227,065
5.700% due 05/02/17	1,520,000	1,585,778
5.750% due 12/01/17	560,000	599,363
6.250% § ±	6,230,000	6,253,363
7.625% due 06/01/19	1,400,000	1,621,284
Barclays Bank PLC (United Kingdom) 6.050% due 12/04/17 ~	170,000	181,514
BNP Paribas SA (France) 2.375% due 09/14/17	2,600,000	2,632,097
BPCE SA (France) 5.150% due 07/21/24 ~	1,370,000	1,384,040
Caterpillar Financial Services Corp 5.450% due 04/15/18	2,315,000	2,504,837
CIT Group Inc
4.250% due 08/15/17	1,840,000	1,886,000
5.000% due 08/01/23	1,330,000	1,353,275
5.375% due 05/15/20	290,000	304,500
Citigroup Inc
3.500% due 05/15/23	2,380,000	2,343,998
4.400% due 06/10/25	4,900,000	4,960,853
4.450% due 09/29/27	3,690,000	3,676,347
4.650% due 07/30/45	9,020,000	9,159,810
5.500% due 09/13/25	4,580,000	4,984,286
5.900% § ±	1,070,000	1,053,950
5.950% § ±	1,820,000	1,783,145
5.950% § ±	7,040,000	6,784,800
6.300% § ±	3,900,000	3,807,375
6.625% due 06/15/32	480,000	567,687
6.675% due 09/13/43	1,100,000	1,353,422
Commonwealth Bank of Australia (Australia) 5.000% due 10/15/19 ~	1,060,000	1,158,711
Cooperatieve Rabobank UA (Netherlands)
4.375% due 08/04/25	3,980,000	4,056,273
4.625% due 12/01/23	5,690,000	5,943,051
5.250% due 08/04/45	1,880,000	1,977,578
5.750% due 12/01/43	2,730,000	3,065,738
11.000% § ± ~	4,830,000	5,980,748
Credit Agricole SA (France) 8.375% § ± ~	9,290,000	10,451,250
Credit Suisse Group Funding Guernsey Ltd (Switzerland) 4.875% due 05/15/45 ~	5,980,000	5,919,793
Daimler Finance North America LLC (Germany) 2.625% due 09/15/16 ~	5,390,000	5,437,292
Ford Motor Credit Co LLC
2.459% due 03/27/20	200,000	194,168
3.200% due 01/15/21	4,680,000	4,654,049
3.664% due 09/08/24	2,770,000	2,700,617
5.750% due 02/01/21	1,070,000	1,183,943
8.125% due 01/15/20	1,940,000	2,287,764
GE Capital International Funding Co
2.342% due 11/15/20 ~	13,485,000	13,395,365
3.373% due 11/15/25 ~	3,577,000	3,646,895
4.418% due 11/15/35 ~	4,464,000	4,566,083
General Electric Capital Corp
3.150% due 09/07/22	1,369,000	1,402,428
4.375% due 09/16/20	396,000	430,346
4.650% due 10/17/21	98,000	108,447
5.300% due 02/11/21	1,378,000	1,555,555
5.875% due 01/14/38	450,000	551,966
6.000% due 08/07/19	2,786,000	3,157,892
6.150% due 08/07/37	317,000	398,493
6.875% due 01/10/39	556,000	759,326
General Motors Financial Co Inc
2.750% due 05/15/16	930,000	932,792
3.250% due 05/15/18	700,000	703,881

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
3.450% due 04/10/22	$450,000	$432,521
4.250% due 05/15/23	1,250,000	1,238,486
4.375% due 09/25/21	930,000	944,728
Goldman Sachs Capital II 4.000% § ±	8,875,000	6,279,062
HSBC Bank USA NA 7.000% due 01/15/39	3,840,000	4,846,172
HSBC Finance Corp 6.676% due 01/15/21	570,000	654,929
HSBC Holdings PLC (United Kingdom)
4.250% due 03/14/24	3,300,000	3,320,906
4.250% due 08/18/25	4,560,000	4,534,975
6.375% § ±	3,840,000	3,796,800
Hyundai Capital America (South Korea) 2.125% due 10/02/17 ~	1,370,000	1,362,198
ING Bank NV (Netherlands) 5.800% due 09/25/23 ~	5,370,000	5,843,924
Intesa Sanpaolo SPA (Italy)
3.125% due 01/15/16	1,090,000	1,090,552
5.017% due 06/26/24 ~	10,270,000	10,126,477
JPMorgan Chase & Co
3.375% due 05/01/23	4,290,000	4,225,440
3.875% due 09/10/24	4,790,000	4,775,975
4.250% due 10/15/20	3,230,000	3,430,234
4.250% due 10/01/27	2,770,000	2,772,399
4.350% due 08/15/21	690,000	735,082
4.500% due 01/24/22	2,310,000	2,493,590
4.950% due 06/01/45	4,380,000	4,395,659
JPMorgan Chase Bank NA 6.000% due 10/01/17	8,000,000	8,556,120
KKR Group Finance Co II LLC 5.500% due 02/01/43 ~	350,000	365,660
Lloyds Banking Group PLC (United Kingdom) 4.500% due 11/04/24	3,000,000	3,051,264
M&T Bank Corp 6.875% ±	10,130,000	10,155,325
MetLife Inc 4.750% due 02/08/21	2,370,000	2,595,998
Morgan Stanley
4.750% due 03/22/17	600,000	621,665
5.450% due 01/09/17	5,155,000	5,352,297
Nationwide Building Society (United Kingdom) 3.900% due 07/21/25 ~	1,400,000	1,446,462
Navient Corp 8.000% due 03/25/20	3,380,000	3,347,890
Nordea Bank AB (Sweden) 4.875% due 05/13/21 ~	7,870,000	8,503,433
Quicken Loans Inc 5.750% due 05/01/25 ~	1,250,000	1,195,313
Royal Bank of Scotland Group PLC (United Kingdom)
5.125% due 05/28/24	6,260,000	6,355,528
6.000% due 12/19/23	4,240,000	4,573,764
6.100% due 06/10/23	3,870,000	4,166,190
6.125% due 12/15/22	1,910,000	2,082,393
6.400% due 10/21/19	370,000	410,913
7.640% § ±	600,000	630,000
7.648% § ±	560,000	696,500
Royal Bank of Scotland NV (Netherlands) 4.650% due 06/04/18	1,310,000	1,353,142
Standard Chartered PLC (United Kingdom)
5.700% due 03/26/44 ~	8,620,000	8,669,401
6.409% § ± ~	3,900,000	3,913,650
State Street Corp 4.956% due 03/15/18	8,180,000	8,587,544
Sumitomo Mitsui Banking Corp (Japan) 3.100% due 01/14/16 ~	1,300,000	1,300,697

	Principal Amount	Value
Teachers Insurance & Annuity Association of America 6.850% due 12/16/39 ~	$2,090,000	$2,589,255
The Goldman Sachs Group Inc
3.850% due 07/08/24	4,190,000	4,285,498
4.250% due 10/21/25	2,400,000	2,387,878
4.750% due 10/21/45	2,400,000	2,392,934
5.150% due 05/22/45	2,820,000	2,747,582
5.250% due 07/27/21	1,570,000	1,738,773
5.750% due 01/24/22	400,000	455,516
5.950% due 01/15/27	3,270,000	3,648,028
6.000% due 06/15/20	6,360,000	7,197,421
6.250% due 02/01/41	9,880,000	11,824,532
6.750% due 10/01/37	4,145,000	4,856,701
Toyota Motor Credit Corp 1.250% due 10/05/17	5,450,000	5,435,280
UBS Group Funding Jersey Ltd (Switzerland) 4.125% due 09/24/25 ~	3,080,000	3,084,848
Voya Financial Inc 2.900% due 02/15/18	700,000	708,054
Wachovia Capital Trust III 5.570% § ±	6,950,000	6,703,275
WEA Finance LLC (Australia) 3.750% due 09/17/24 ~	4,730,000	4,712,660
Wells Fargo & Co
1.500% due 01/16/18	1,730,000	1,723,445
3.450% due 02/13/23	4,330,000	4,345,813
3.676% due 06/15/16 §	2,830,000	2,865,522
4.300% due 07/22/27	8,560,000	8,757,180
4.600% due 04/01/21	6,240,000	6,807,179
4.650% due 11/04/44	1,160,000	1,131,256
4.900% due 11/17/45	2,350,000	2,377,457
5.375% due 11/02/43	2,030,000	2,175,791
5.606% due 01/15/44	3,567,000	3,970,289
Wells Fargo Bank NA 6.000% due 11/15/17	2,800,000	3,020,942
ZFS Finance USA Trust II (Switzerland) 6.450% due 12/15/65 § ~	2,565,000	2,604,758

		481,788,896

Health Care - 3.3%

AbbVie Inc
1.750% due 11/06/17	2,910,000	2,905,807
3.600% due 05/14/25	2,080,000	2,057,133
Actavis Funding SCS
3.450% due 03/15/22	2,150,000	2,156,345
3.800% due 03/15/25	3,020,000	3,010,638
4.550% due 03/15/35	1,230,000	1,199,282
4.750% due 03/15/45	1,600,000	1,565,846
Amgen Inc
3.625% due 05/22/24	1,270,000	1,272,442
5.375% due 05/15/43	740,000	788,528
Anthem Inc
3.125% due 05/15/22	3,300,000	3,244,728
3.700% due 08/15/21	220,000	225,248
7.000% due 02/15/19	1,290,000	1,450,600
Baxalta Inc 5.250% due 06/23/45 ~	1,640,000	1,648,797
Becton Dickinson & Co
3.734% due 12/15/24	2,150,000	2,173,738
4.685% due 12/15/44	740,000	749,482
Catholic Health Initiatives 4.350% due 11/01/42	420,000	393,669
Celgene Corp
3.550% due 08/15/22	2,290,000	2,315,753
3.625% due 05/15/24	830,000	818,198
3.875% due 08/15/25	6,560,000	6,552,174
5.000% due 08/15/45	5,620,000	5,663,111
5.250% due 08/15/43	1,020,000	1,045,230

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
DaVita HealthCare Partners Inc
5.000% due 05/01/25	$1,680,000	$1,625,400
5.125% due 07/15/24	3,600,000	3,606,750
Fresenius Medical Care US Finance II Inc (Germany)
4.125% due 10/15/20 ~	1,080,000	1,096,200
5.875% due 01/31/22 ~	1,220,000	1,311,500
Fresenius Medical Care US Finance Inc (Germany) 5.750% due 02/15/21 ~	1,230,000	1,322,250
Gilead Sciences Inc
3.650% due 03/01/26	2,770,000	2,798,082
3.700% due 04/01/24	4,550,000	4,665,852
4.500% due 02/01/45	120,000	117,712
4.750% due 03/01/46	2,170,000	2,199,911
GlaxoSmithKline Capital Inc (United Kingdom) 6.375% due 05/15/38	3,105,000	3,970,466
GlaxoSmithKline Capital PLC (United Kingdom) 2.850% due 05/08/22	4,550,000	4,591,287
HCA Inc
4.250% due 10/15/19	2,120,000	2,165,050
5.250% due 04/15/25	300,000	303,000
5.875% due 02/15/26	470,000	472,938
7.500% due 02/15/22	3,690,000	4,105,125
Humana Inc
3.150% due 12/01/22	970,000	944,910
4.625% due 12/01/42	1,090,000	1,027,365
Mallinckrodt International Finance SA 5.625% due 10/15/23 ~	140,000	133,700
Medtronic Inc
3.125% due 03/15/22	430,000	434,879
3.500% due 03/15/25	6,730,000	6,817,665
4.450% due 03/15/20	2,110,000	2,274,223
Merck & Co Inc 2.750% due 02/10/25	2,380,000	2,319,943
Perrigo Co PLC 4.000% due 11/15/23	1,130,000	1,107,541
Pfizer Inc
6.200% due 03/15/19	270,000	303,957
7.200% due 03/15/39	3,960,000	5,464,036
Tenet Healthcare Corp
6.750% due 06/15/23	1,020,000	947,963
8.125% due 04/01/22	2,020,000	2,025,050
Thermo Fisher Scientific Inc
3.600% due 08/15/21	1,590,000	1,616,900
5.300% due 02/01/44	320,000	342,895
UnitedHealth Group Inc
3.750% due 07/15/25	820,000	847,106
3.875% due 10/15/20	2,610,000	2,765,217
4.750% due 07/15/45	730,000	770,054
5.700% due 10/15/40	10,000	11,640
5.800% due 03/15/36	860,000	1,016,654
6.875% due 02/15/38	1,200,000	1,571,472
Valeant Pharmaceuticals International Inc
5.375% due 03/15/20 ~	5,520,000	5,216,400
7.500% due 07/15/21 ~	720,000	721,800
Zimmer Biomet Holdings Inc 4.450% due 08/15/45	3,860,000	3,562,062

		117,831,704

Industrials - 1.8%

ABB Finance USA Inc (Switzerland) 4.375% due 05/08/42	390,000	387,412
Air 2 US 8.027% due 10/01/20 ~	786,020	841,041
Boeing Capital Corp 4.700% due 10/27/19	1,360,000	1,493,290

	Principal Amount	Value
CSC Holdings LLC 6.750% due 11/15/21	$1,670,000	$1,644,950
Delta Air Lines Pass-Through Trust ‘A’ 6.821% due 02/10/24	3,486,722	4,020,365
Eaton Corp
1.500% due 11/02/17	300,000	298,255
2.750% due 11/02/22	9,649,000	9,352,110
4.150% due 11/02/42	2,040,000	1,888,132
Florida East Coast Holdings Corp 6.750% due 05/01/19 ~	2,220,000	2,036,850
General Electric Co
4.500% due 03/11/44	2,610,000	2,692,345
5.250% due 12/06/17	3,535,000	3,775,645
International Lease Finance Corp 6.750% due 09/01/16 ~	5,660,000	5,822,725
John Deere Capital Corp 5.350% due 04/03/18	3,480,000	3,759,402
Lockheed Martin Corp
3.100% due 01/15/23	880,000	880,890
3.550% due 01/15/26	2,240,000	2,256,128
Raytheon Co 3.125% due 10/15/20	1,680,000	1,742,740
Schaeffler Holding Finance BV (Germany) 6.750% PIK due 11/15/22 ~	2,260,000	2,440,800
The Boeing Co 4.875% due 02/15/20	5,560,000	6,198,077
UAL Pass-Through Trust 9.750% due 07/15/18	307,608	324,911
United Rentals North America Inc
5.500% due 07/15/25	870,000	847,163
7.375% due 05/15/20	510,000	539,325
United Technologies Corp
4.500% due 04/15/20	2,630,000	2,880,876
4.500% due 06/01/42	2,380,000	2,402,222
Waste Management Inc
3.500% due 05/15/24	1,930,000	1,948,991
7.375% due 05/15/29	1,910,000	2,483,670
West Corp 5.375% due 07/15/22 ~	3,430,000	2,971,237

		65,929,552

Information Technology - 0.7%

Activision Blizzard Inc 5.625% due 09/15/21 ~	3,380,000	3,549,000
Intel Corp
3.700% due 07/29/25	890,000	921,814
4.900% due 07/29/45	1,150,000	1,218,549
First Data Corp
5.375% due 08/15/23 ~	1,440,000	1,450,800
7.000% due 12/01/23 ~	3,770,000	3,779,425
Micron Technology Inc
5.500% due 02/01/25	500,000	436,250
5.625% due 01/15/26 ~	730,000	633,275
National Semiconductor Corp 6.600% due 06/15/17	380,000	408,460
Oracle Corp 1.200% due 10/15/17	4,990,000	4,994,206
Visa Inc
3.150% due 12/14/25	7,280,000	7,304,468
4.300% due 12/14/45	1,550,000	1,575,005

		26,271,252

Materials - 2.0%

ArcelorMittal (Luxembourg)
6.125% due 06/01/25	1,440,000	1,054,800
6.500% due 03/01/21	830,000	672,209
7.250% due 02/25/22	740,000	599,400
8.000% due 10/15/39	1,090,000	749,375
Ardagh Packaging Finance PLC (Ireland) 3.512% due 12/15/19 § ~	3,700,000	3,626,000

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
Axiall Corp 4.875% due 05/15/23	$220,000	$198,825
Barrick Gold Corp (Canada)
4.100% due 05/01/23	1,217,000	1,045,688
6.950% due 04/01/19	1,068,000	1,093,502
Barrick North America Finance LLC (Canada) 4.400% due 05/30/21	4,480,000	4,028,371
BHP Billiton Finance USA Ltd (Australia)
3.250% due 11/21/21	1,070,000	1,006,817
5.000% due 09/30/43	2,320,000	2,109,852
6.500% due 04/01/19	8,630,000	9,513,971
6.750% due 10/19/75 § ~	5,250,000	5,079,375
Celulosa Arauco y Constitucion SA (Chile) 4.750% due 01/11/22	2,625,000	2,678,610
Eagle Spinco Inc 4.625% due 02/15/21	5,170,000	4,775,787
Ecolab Inc 4.350% due 12/08/21	940,000	1,005,056
FMG Resources Property Ltd (Australia) 9.750% due 03/01/22 ~	3,720,000	3,422,400
Glencore Finance Canada Ltd (Switzerland)
2.700% due 10/25/17 ~	4,400,000	4,027,716
5.800% due 11/15/16 ~	490,000	488,263
Glencore Funding LLC (Switzerland) 2.875% due 04/16/20 ~	7,400,000	5,777,550
Hexion Inc 6.625% due 04/15/20	2,100,000	1,653,750
LyondellBasell Industries NV
5.000% due 04/15/19	885,000	942,100
6.000% due 11/15/21	490,000	550,854
Murray Energy Corp 11.250% due 04/15/21 ~	2,670,000	500,625
OCP SA (Morocco) 4.500% due 10/22/25 ~	2,410,000	2,253,504
Potash Corp of Saskatchewan Inc (Canada) 4.875% due 03/30/20	640,000	694,748
Rio Tinto Finance USA Ltd (United Kingdom) 4.125% due 05/20/21	10,000	10,028
Southern Copper Corp (Peru)
5.250% due 11/08/42	7,320,000	5,310,587
6.750% due 04/16/40	600,000	515,459
Steel Dynamics Inc 6.375% due 08/15/22	850,000	820,250
Vale Overseas Ltd (Brazil) 6.875% due 11/21/36	5,725,000	4,030,629
Vedanta Resources PLC (India) 9.500% due 07/18/18 ~	1,100,000	819,445
WestRock RKT Co
3.500% due 03/01/20	1,270,000	1,284,456
4.000% due 03/01/23	1,150,000	1,156,046

		73,496,048

Telecommunication Services - 2.6%

America Movil SAB de CV (Mexico)
5.000% due 03/30/20	2,940,000	3,196,674
5.625% due 11/15/17	1,500,000	1,603,566
AT&T Inc
3.000% due 02/15/22	260,000	255,366
3.400% due 05/15/25	14,870,000	14,321,565
3.875% due 08/15/21	370,000	383,313
4.350% due 06/15/45	2,740,000	2,363,891
4.450% due 05/15/21	390,000	415,742
5.500% due 02/01/18	3,625,000	3,876,890
Bharti Airtel Ltd (India) 4.375% due 06/10/25 ~	5,410,000	5,297,185
CenturyLink Inc
5.625% due 04/01/20	1,170,000	1,161,225
5.625% due 04/01/25	1,220,000	1,035,475

	Principal Amount	Value
5.800% due 03/15/22	$530,000	$487,732
6.150% due 09/15/19	1,000,000	1,025,000
Deutsche Telekom International Finance BV (Germany)
5.750% due 03/23/16	3,300,000	3,330,654
6.750% due 08/20/18	1,545,000	1,723,389
Intelsat Jackson Holdings SA (Luxembourg) 7.500% due 04/01/21	2,520,000	2,205,000
Rogers Communications Inc (Canada) 6.800% due 08/15/18	760,000	848,912
Sprint Capital Corp 8.750% due 03/15/32	4,809,000	3,618,772
Sprint Communications Inc 9.000% due 11/15/18 ~	1,870,000	1,972,850
Sprint Corp 7.625% due 02/15/25	3,930,000	2,888,550
Telefonica Emisiones SAU (Spain)
5.134% due 04/27/20	2,020,000	2,208,476
5.877% due 07/15/19	350,000	385,021
6.221% due 07/03/17	150,000	159,468
6.421% due 06/20/16	250,000	255,778
Verizon Communications Inc
5.150% due 09/15/23	5,080,000	5,594,111
6.400% due 09/15/33	6,242,000	7,131,310
6.550% due 09/15/43	23,104,000	27,524,003

		95,269,918

Utilities - 1.4%

AES Corp
4.875% due 05/15/23	1,170,000	1,029,600
5.500% due 03/15/24	450,000	403,875
7.375% due 07/01/21	1,880,000	1,927,000
8.000% due 06/01/20	1,130,000	1,248,650
Berkshire Hathaway Energy Co
6.125% due 04/01/36	601,000	702,558
6.500% due 09/15/37	3,200,000	3,908,138
Calpine Corp 5.875% due 01/15/24 ~	1,720,000	1,771,600
Duke Energy Corp 3.550% due 09/15/21	1,350,000	1,380,782
FirstEnergy Corp
2.750% due 03/15/18	1,360,000	1,366,849
4.250% due 03/15/23	4,980,000	5,076,846
7.375% due 11/15/31	14,550,000	17,765,128
Majapahit Holding BV (Indonesia) 7.750% due 01/20/20 ~	640,000	717,600
Pacific Gas & Electric Co
6.050% due 03/01/34	6,422,000	7,683,499
8.250% due 10/15/18	930,000	1,081,720
PacifiCorp 5.650% due 07/15/18	1,860,000	2,028,386
Virginia Electric & Power Co 6.350% due 11/30/37	2,130,000	2,728,091

		50,820,322

Total Corporate Bonds & Notes (Cost $1,336,969,978)		1,314,559,453

SENIOR LOAN NOTES - 2.9%

Consumer Discretionary - 1.3%

Academy Ltd Term B 5.000% due 07/01/22 §	2,811,214	2,715,751
Aramark Services Inc Term F 3.250% due 02/24/21 §	2,033,775	2,017,674
Aristocrat Leisure Ltd Term B (Australia) 4.750% due 10/20/21 §	374,646	373,813
CCM Merger Inc Term B 4.500% due 08/08/21 §	1,279,995	1,278,117

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
Dollar Tree Inc Term B1 3.500% due 07/06/22 §	$3,230,063	$3,225,447
Hilton Worldwide Finance LLC Term B2 due 10/26/20 µ	1,260,000	1,258,897
3.500% due 10/26/20 §	889,474	888,696
J. Crew Group Inc Term B 4.000% due 03/05/21 §	586,477	381,455
Jarden Corp Term B2 3.174% due 07/30/22 §	381,544	381,544
Landry’s Inc Term B 4.000% due 04/24/18 §	1,587,695	1,581,989
McGraw-Hill Global Education Holdings LLC Term B 4.750% due 03/22/19 §	911,364	901,112
Michaels Stores Inc Term B 3.750% due 01/28/20 §	2,340,000	2,318,355
Neptune Finco Corp Term B 5.000% due 10/09/22 §	250,000	249,978
New Red Finance Term B2 (Canada) 3.750% due 12/12/21 §	3,255,795	3,240,535
Party City Holdings Inc Term B 4.250% due 08/19/22 §	3,479,113	3,386,701
PetSmart Inc Term B 4.250% due 03/11/22 §	3,813,700	3,726,103
ServiceMaster Co Term B 4.250% due 07/01/21 §	1,027,399	1,020,978
Staples Inc (1st Lien) due 04/07/21 µ	4,295,000	4,255,005
Station Casinos LLC Term B 4.250% due 03/02/20 §	322,157	316,654
The Brickman Group Ltd LLC (1st Lien) 4.000% due 12/18/20 §	1,121,439	1,089,811
The Neiman Marcus Group Inc 4.250% due 10/25/20 §	2,647,537	2,350,517
Univision Communications Inc Term C3
4.000% due 03/01/20 §	853,171	836,818
Term C4
4.000% due 03/01/20 §	3,838,485	3,765,715
Virgin Media Investment Holdings Ltd Term F (United Kingdom) 3.500% due 06/30/23 §	3,768,766	3,694,962

		45,256,627

Consumer Staples - 0.0%

The Sun Products Corp 7.500% due 03/23/20 §	973,096	914,710

Financials - 0.0%

Windsor Financing LLC Term B 6.250% due 12/05/17 §	831,411	827,254

Health Care - 0.3%

DPx Holdings BV (Netherlands) 4.250% due 03/11/21 §	3,116,272	3,011,098
MPH Acquisition Holdings LLC 3.750% due 03/31/21 §	3,660,312	3,571,853
Valeant Pharmaceuticals International Inc Series F1 Term B (Canada) 4.000% due 04/01/22 §	2,719,450	2,627,103

		9,210,054

Industrials - 0.4%

ABC Supply Co Inc 3.500% due 04/16/20 §	1,962,767	1,947,064
ADS Waste Holdings Inc 3.750% due 10/09/19 §	1,373,998	1,341,709

	Principal Amount	Value
Air Medical Group Holdings Inc Term B 4.500% due 04/28/22 §	$2,769,417	$2,684,603
American Airlines Inc 3.250% due 06/26/20 §	2,270,250	2,243,899
BakerCorp International Inc 4.250% due 02/14/20 §	965,300	839,811
BE Aerospace Inc Term B 4.000% due 12/16/21 §	743,021	744,647
CSC Holdings LLC Term B 2.924% due 04/17/20 §	1,479,614	1,476,532
Gardner Denver Inc 4.250% due 07/30/20 §	2,473,075	2,235,042
Nielsen Finance LLC Term B2 3.287% due 04/15/21 §	1,190,101	1,192,851
Schaeffler AG Term B (Germany) 4.250% due 05/15/20 §	676,923	678,954
XPO Logistics Inc 5.500% due 11/01/21 §	790,000	787,861

		16,172,973

Information Technology - 0.1%

Activision Blizzard Inc Term B due 10/12/20 µ	765,000	765,478
First Data Corp
3.918% due 03/24/18 §	3,257,313	3,220,668
3.918% due 09/24/18 §	1,000,000	988,875

		4,975,021

Materials - 0.1%

Berry Plastics Holding Corp Term F 4.000% due 10/01/22 §	535,530	531,949
FMG Resources Property Ltd Term B (Australia) 4.250% due 06/30/19 §	1,930,575	1,449,271
Murray Energy Corp Term B2 7.500% due 04/16/20 §	3,114,072	2,007,019

		3,988,239

Telecommunication Services - 0.3%

Intelsat Jackson Holdings SA Term B2 (Luxembourg) 3.750% due 06/30/19 §	2,898,513	2,749,240
T-Mobile USA Inc Term B 3.500% due 11/09/22 §	2,590,000	2,592,870
Telesat Canada Term B2 (Canada) 3.500% due 03/28/19 §	1,447,809	1,429,712
Ziggo Financing Partnership
Term B1
3.500% due 01/15/22 §	972,540	946,327
Term B2A
3.500% due 01/15/22 §	626,723	609,831
Term B3
3.500% due 01/15/22 §	1,030,736	1,002,955

		9,330,935

Utilities - 0.4%

EFS Cogen Holdings I LLC Term B 3.750% due 12/17/20 §	689,137	669,324
Energy Future Intermediate Holding Co LLC 4.250% due 06/19/16 §	10,700,000	10,681,607
NRG Energy Inc Term B 2.750% due 07/02/18 §	2,059,502	2,011,234

		13,362,165

Total Senior Loan Notes (Cost $108,012,948)		104,037,978

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
MORTGAGE-BACKED SECURITIES - 36.0%

Collateralized Mortgage Obligations - Commercial - 7.0%

Banc of America Commercial Mortgage Trust 5.800% due 04/10/49 " §	$3,030,000	$3,022,292
Bank of America Merrill Lynch Large Loan Inc 3.218% due 04/14/33 " ~	150,000	149,024
Bayview Commercial Asset Trust 0.692% due 12/25/36 " § ~	3,531,557	2,974,031
BBCCRE Trust 4.715% due 08/10/33 " § ~	7,030,000	6,509,077
Bear Stearns Commercial Mortgage Securities Trust 5.273% due 12/11/38 "	2,640,000	2,629,718
Carefree Portfolio Trust 6.308% due 11/15/19 " § ~	2,000,000	1,972,505
CD Commercial Mortgage Trust 5.398% due 12/11/49 " §	2,060,000	1,738,563
CD Mortgage Trust
5.617% due 01/15/46 " §	2,800,000	2,727,531
5.688% due 10/15/48 "	840,000	687,287
CGRBS Commercial Mortgage Trust 3.369% due 03/13/35 " ~	160,000	161,257
Citigroup Commercial Mortgage Trust
2.110% due 01/12/30 " ~	1,371,719	1,374,770
4.017% due 10/10/47 "	2,610,000	2,683,883
5.482% due 10/15/49 "	1,350,000	1,330,882
6.345% due 12/10/49 " §	680,000	608,381
Commercial Mortgage Pass-Through Certificates 2.822% due 10/15/45 "	290,000	287,624
Commercial Mortgage Pass-Through Certificates (IO) 2.269% due 10/15/45 " §	32,787,255	3,037,149
Commercial Mortgage Trust
3.086% due 04/12/35 " § ~	880,000	877,814
3.431% due 06/15/34 " § ~	4,200,000	4,141,950
4.300% due 10/10/46 "	1,030,000	1,089,785
4.762% due 10/10/46 " §	450,000	478,979
5.017% due 08/15/45 " § ~	2,390,000	2,291,151
5.254% due 10/10/46 " §	220,000	229,336
5.254% due 10/10/46 " § ~	510,000	438,929
Core Industrial Trust 3.977% due 02/10/34 " § ~	3,770,000	3,405,344
Credit Suisse Commercial Mortgage Trust
5.373% due 12/15/39 "	7,830,000	7,623,545
5.615% due 01/15/49 " §	1,352,000	1,396,619
5.869% due 09/15/40 " §	1,710,000	1,714,525
6.007% due 06/15/38 " §	4,892,463	4,802,026
Credit Suisse Mortgage Capital Certificates 5.538% due 09/15/39 " §	1,710,000	1,658,647
Credit Suisse Mortgage Trust
3.881% due 11/15/37 " ~	1,600,000	1,660,616
3.953% due 09/15/37 " ~	3,030,000	3,127,188
4.153% due 09/15/38 " § ~	8,000,000	7,889,896
4.373% due 09/15/37 " ~	3,800,000	3,455,480
4.831% due 03/15/17 " § ~	3,810,000	3,774,762
6.067% due 08/15/22 " § ~	4,000,000	4,000,036
Csail Commercial Mortgage Trust 3.500% due 11/15/48 " ~	3,400,000	1,882,591
EQTY Mortgage Trust 2.626% due 05/08/31 " § ~	2,700,000	2,660,112
Fannie Mae - Aces 2.800% due 06/25/25 " §	1,050,000	1,037,348
Fannie Mae - Aces (IO)
0.486% due 10/25/24 " §	120,342,208	3,342,974
4.383% due 02/25/17 " §	22,252,003	569,255

	Principal Amount	Value
Freddie Mac Multifamily Structured Pass-Through Certificates 2.791% due 01/25/22 "	$250,000	$253,947
Freddie Mac Multifamily Structured Pass-Through Certificates (IO)
1.166% due 04/25/20 " §	17,886,457	647,842
1.342% due 06/25/21 " §	10,399,389	577,374
1.553% due 10/25/21 " §	1,396,481	102,716
1.631% due 07/25/21 " §	6,463,897	484,394
1.645% due 06/25/20 " §	664,018	35,635
FREMF Mortgage Trust
3.672% due 06/25/21 " § ~	4,984,392	4,984,338
4.421% due 09/25/22 " § ~	2,511,111	2,524,454
FREMF Mortgage Trust (IO) 0.200% due 05/25/45 " ~	60,846,914	612,771
GMAC Commercial Mortgage Securities Inc Trust 5.349% due 11/10/45 " §	550,000	544,993
Government National Mortgage Association 2.500% due 03/16/50 "	3,820,277	3,841,542
Government National Mortgage Association (IO)
0.920% due 06/16/55 " §	8,400,429	472,664
1.039% due 11/16/55 " §	44,063,491	2,717,907
GS Mortgage Securities Corp II
3.777% due 05/10/50 "	4,590,000	4,609,431
4.015% due 05/10/50 " §	4,100,000	4,012,410
GS Mortgage Securities Trust
4.423% due 11/10/48 " § ~	3,400,000	2,099,706
4.928% due 08/10/46 " § ~	730,000	602,503
5.161% due 11/10/46 "	1,070,000	1,161,934
5.622% due 11/10/39 "	2,620,000	2,603,072
5.988% due 08/10/45 " §	12,985,000	12,807,865
GS Mortgage Securities Trust (IO) 1.807% due 08/10/44 " § ~	5,449,108	235,668
Hyatt Hotel Portfolio Trust 6.556% due 11/15/16 " § ~	6,720,000	6,708,873
JP Morgan Chase Commercial Mortgage Securities Trust
3.631% due 08/15/27 " § ~	720,000	725,622
5.411% due 05/15/47 "	3,490,000	2,760,590
5.502% due 06/12/47 " §	7,265,000	6,784,244
5.889% due 02/12/49 " §	1,560,000	1,459,780
6.009% due 02/15/51 " §	930,000	940,405
6.556% due 10/15/19 " § ~	1,900,000	1,905,140
JPMBB Commercial Mortgage Securities Trust
3.914% due 11/15/47 " §	2,960,000	3,029,268
4.574% due 11/15/47 " §	4,295,000	4,210,967
4.772% due 08/15/48 " §	3,370,000	3,404,272
5.050% due 01/15/47 " §	510,000	548,133
5.251% due 11/15/45 " §	950,000	993,489
LSTAR Commercial Mortgage Trust 2.729% due 04/20/48 " § ~	10,839,000	10,837,754
Merrill Lynch Mortgage Trust 5.802% due 08/12/43 " §	2,300,000	2,299,374
ML-CFC Commercial Mortgage Trust
5.450% due 08/12/48 " §	3,460,000	3,267,708
6.193% due 09/12/49 " §	3,530,000	3,524,053
Morgan Stanley Bank of America Merrill Lynch Trust 3.214% due 02/15/46 "	404,000	402,243
Morgan Stanley Capital I Trust 5.438% due 03/15/44 "	3,030,000	3,009,724
Motel 6 Trust 5.000% due 02/05/30 " ~	8,250,000	7,802,010
PFP III Ltd (Cayman) 4.445% due 06/14/31 " § ~	740,000	739,661
Wachovia Bank Commercial Mortgage Trust
0.551% due 12/15/43 " § ~	558,000	534,922

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
5.413% due 12/15/43 " §	$7,660,000	$7,681,169
5.660% due 04/15/47 " §	1,490,000	1,490,808
Waterfall Commercial Mortgage Trust 4.104% due 09/19/22 " § ~	17,883,078	17,638,629
Wells Fargo Commercial Mortgage Trust
3.250% due 02/15/48 " ~	5,670,000	3,621,719
3.500% due 07/15/46 " ~	620,000	445,672
3.848% due 05/15/48 " §	3,700,000	3,414,952
4.242% due 05/15/48 "	4,325,000	3,522,619
WFRBS Commercial Mortgage Trust
4.132% due 06/15/46 " § ~	1,750,000	1,581,879
4.204% due 11/15/47 " §	3,830,000	3,871,334
4.723% due 03/15/47 " §	340,000	358,034
WFRBS Commercial Mortgage Trust (IO)
1.442% due 03/15/47 " §	11,029,734	735,383
1.677% due 06/15/45 " § ~	3,027,301	218,702

		251,845,180

Collateralized Mortgage Obligations - Residential - 13.4%

Adjustable Rate Mortgage Trust
0.672% due 03/25/36 " §	699,478	435,007
2.564% due 10/25/35 " §	9,607,163	8,779,766
Alternative Loan Trust
6.000% due 03/25/27 "	240,587	236,983
6.000% due 05/25/36 "	5,222,936	4,466,157
6.500% due 09/25/34 "	616,970	626,590
6.500% due 09/25/36 "	2,643,305	2,389,933
16.013% due 06/25/35 " §	7,657,464	9,338,459
26.914% due 07/25/36 " §	2,167,306	3,655,213
BCAP LLC Trust 0.621% due 03/28/37 " § ~	9,696,096	8,897,060
Bear Stearns ALT-A Trust 1.122% due 01/25/35 " §	4,472,475	4,359,040
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.602% due 08/25/47 " § ~	793,430	558,708
0.622% due 01/25/36 " § ~	11,484	10,566
0.652% due 07/25/36 " § ~	114,065	104,087
0.712% due 10/25/35 " § ~	33,126	30,603
0.722% due 08/25/35 " § ~	13,538	12,302
Citigroup Mortgage Loan Trust
1.083% due 11/25/46 " § ~	9,005,869	8,747,522
2.580% due 02/25/36 " § ~	1,239,390	1,233,427
2.855% due 04/25/37 " §	1,945,025	1,778,037
6.500% due 10/25/36 " ~	2,971,514	2,346,371
Countrywide Home Loan Mortgage Pass-Through Trust
5.500% due 07/25/35 "	2,267,138	2,267,438
5.750% due 02/25/37 "	9,938,498	8,756,974
Credit Suisse European Mortgage Capital (Ireland)
3.065% due 12/03/20 "	GBP 6,620,000	9,686,010
4.332% due 12/03/20 "	2,180,000	3,189,653
Credit Suisse Mortgage Trust
0.421% due 06/27/46 " § ~	$20,624,328	10,388,474
2.403% due 01/27/36 " § ~	13,393,813	8,532,334
Fannie Mae
0.772% due 05/25/34 " §	865,773	869,001
4.000% due 04/25/40 - 07/25/40 "	37,500,000	39,197,976
5.500% due 04/25/42 "	6,687,231	7,438,417
6.000% due 05/25/42 "	2,479,632	2,804,666
6.500% due 06/25/39 - 07/25/42 "	5,745,300	6,529,951
7.000% due 05/25/42 "	1,120,941	1,287,732
Fannie Mae (IO)
0.000% due 07/25/36 - 12/25/36 "	2,350,274	172,619
1.618% due 04/25/36 "	497,869	35,754
1.712% due 08/25/55 " §	3,192,098	181,500
1.742% due 10/25/35 "	664,160	41,933
1.923% due 08/25/44 " §	19,135,133	1,205,714
3.000% due 11/25/26 - 09/25/32 "	24,069,748	2,552,762
3.500% due 07/25/28 - 11/25/41 "	6,726,536	1,118,759
4.000% due 11/25/41 "	6,039,648	1,225,251

	Principal Amount	Value
4.500% due 11/25/39 "	$872,916	$183,997
5.000% due 01/25/38 - 01/25/39 "	1,863,493	355,029
5.000% due 01/25/39 " §	479,309	88,809
5.500% due 01/25/39 " §	456,414	81,039
5.578% due 07/25/42 " §	808,039	166,301
5.678% due 09/25/42 - 07/25/43 " §	3,414,344	719,648
5.728% due 09/25/41 - 08/25/45 " §	24,252,557	4,690,188
5.778% due 07/25/45 " §	4,053,900	989,021
6.000% due 01/25/38 - 07/25/38 "	2,143,071	466,400
6.058% due 04/25/40 " §	1,308,332	229,628
6.158% due 09/25/40 " §	2,260,714	440,934
6.178% due 11/25/36 - 07/25/42 " §	3,225,892	699,844
6.228% due 02/25/41 - 03/25/42 " §	4,162,672	703,355
Fannie Mae (PO) 0.240% due 03/25/42 "	412,599	373,565
Fannie Mae Connecticut Avenue Securities
3.422% due 07/25/24 " §	23,450,000	21,288,653
5.422% due 11/25/24 " §	6,030,000	6,050,656
5.672% due 10/25/23 " §	8,270,000	8,591,081
Freddie Mac
1.331% due 02/15/32 " §	129,379	132,800
3.500% due 10/15/37 "	2,700,000	2,776,830
4.000% due 12/15/39 "	10,346,417	11,105,987
5.000% due 02/15/30 - 03/15/35 "	22,882,716	25,029,653
5.500% due 07/15/34 "	11,157,425	12,453,812
6.000% due 05/15/36 "	4,357,480	4,891,504
Freddie Mac (IO)
0.250% due 01/15/38 " §	308,524	3,919
1.905% due 04/15/41 " §	4,774,549	342,942
3.000% due 09/15/31 - 12/15/31 "	5,423,900	622,316
3.500% due 06/15/27 - 04/15/43 "	10,433,584	1,309,097
4.000% due 04/15/43 "	1,884,030	291,188
5.620% due 10/15/41 " §	3,626,000	622,966
5.670% due 05/15/44 " §	10,740,489	2,193,382
5.700% due 09/15/37 " §	2,347,988	402,190
5.720% due 08/15/39 - 08/15/42 " §	3,702,434	655,846
5.770% due 09/15/44 " §	7,798,247	1,680,398
5.820% due 11/15/42 - 12/15/42 " §	4,408,225	923,066
5.870% due 05/15/39 " §	1,966,968	322,029
5.900% due 01/15/40 " §	516,283	93,781
5.920% due 09/15/42 " §	1,968,694	330,033
5.960% due 11/15/36 " §	937,315	157,045
6.270% due 11/15/41 " §	3,366,874	589,920
Freddie Mac Structured Agency Credit Risk Debt Notes
4.922% due 02/25/24 " §	3,590,000	3,571,874
5.172% due 10/25/24 " §	9,520,000	9,568,053
9.772% due 04/25/28 " §	5,880,000	5,763,765
Government National Mortgage Association
0.542% due 08/20/58 " §	18,532,105	18,403,855
0.692% due 03/20/61 " §	2,833,686	2,824,392
1.232% due 05/20/60 " §	726,842	733,993
4.500% due 07/20/39 - 10/20/39 "	18,744,800	20,018,544
5.000% due 07/20/39 - 04/16/40 "	9,097,752	9,964,118
Government National Mortgage Association (IO)
2.108% due 11/20/42 " §	705,146	27,334
2.472% due 09/20/43 " §	425,110	16,218
3.500% due 04/20/27 - 05/20/43 "	8,955,679	1,023,185
4.000% due 04/16/45 "	2,677,434	621,253
5.000% due 11/20/36 - 10/20/44 "	18,949,390	3,534,456
5.198% due 08/20/44 " §	3,829,172	591,077
5.756% due 08/16/42 " §	2,042,462	334,193
5.806% due 06/16/43 " §	5,171,079	740,669
5.856% due 10/16/42 " §	2,518,503	484,480
6.078% due 04/20/40 " §	369,899	61,510
6.098% due 03/20/39 " §	704,342	69,879
6.148% due 06/20/40 " §	4,773,623	1,013,021
6.206% due 04/16/34 " §	15,230	60
6.248% due 01/20/40 " §	554,852	77,329
6.256% due 04/16/42 " §	4,806,874	1,131,698

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
GSMPS Mortgage Loan Trust
0.772% due 01/25/35 " § ~	$3,534,485	$2,998,401
0.772% due 03/25/35 " § ~	1,370,042	1,185,538
0.772% due 09/25/35 " § ~	4,110,166	3,412,034
GSR Mortgage Loan Trust 2.729% due 07/25/35 " §	689,783	678,049
GSR Mortgage Loan Trust (IO) 6.128% due 10/25/36 " §	1,843,081	348,596
Homestar Mortgage Acceptance Corp 0.972% due 01/25/35 " §	195,443	196,001
Impac CMB Trust 0.942% due 11/25/35 " §	4,068,316	3,423,488
IndyMac IMSC Mortgage Loan Trust 0.602% due 07/25/47 " §	9,595,956	6,450,765
IndyMac INDX Mortgage Loan Trust
0.461% due 06/25/37 " §	3,830,081	3,329,445
0.682% due 06/25/35 " §	2,726,251	2,320,438
JP Morgan Mortgage Trust 2.778% due 08/25/35 " §	1,986,489	1,956,197
JP Morgan Resecuritization Trust 0.431% due 12/27/36 " § ~	19,320,249	14,279,733
Lehman Mortgage Trust
1.172% due 12/25/35 " §	8,776,358	6,252,675
6.000% due 05/25/37 "	710,750	694,195
MASTR Adjustable Rate Mortgages Trust 2.775% due 04/21/34 " §	2,499,438	2,517,732
MASTR Reperforming Loan Trust 7.000% due 08/25/34 " ~	1,950,739	2,039,890
Merrill Lynch Mortgage Investors Trust 2.573% due 06/25/35 " §	3,622,274	3,506,430
Morgan Stanley Mortgage Loan Trust
2.563% due 07/25/35 " §	2,178,370	1,877,073
2.608% due 07/25/34 " §	1,019,460	1,009,302
Morgan Stanley Resecuritization Trust
0.765% due 04/26/47 " § ~	4,379,000	3,844,064
0.953% due 12/26/46 " § ~	30,565,272	14,725,780
NAAC Reperforming Loan REMIC Trust Certificates 6.500% due 02/25/35 " ~	2,665,196	2,720,526
RAAC Trust 6.000% due 09/25/34 "	36,587	36,778
RBSSP Resecuritization Trust 3.059% due 12/26/35 " § ~	714,751	719,517
Residential Asset Securitization Trust
0.922% due 07/25/36 " §	790,361	580,210
6.000% due 08/25/36 "	1,876,412	1,702,769
Structured Adjustable Rate Mortgage Loan Trust
2.672% due 08/25/36 " §	10,469,461	8,361,453
4.275% due 05/25/36 " §	3,773,425	3,061,498
WaMu Mortgage Pass-Through Certificates Trust
0.712% due 10/25/45 " §	882,437	819,407
0.742% due 08/25/45 " §	6,081,425	5,698,894
0.822% due 12/25/45 "	8,157,250	4,621,358
1.867% due 10/25/36 " §	1,859,787	1,570,806
2.453% due 02/25/33 " §	1,052,023	1,038,624
2.522% due 09/25/33 " §	321,074	325,446
4.408% due 07/25/37 " §	5,569,232	5,161,832
Washington Mutual Mortgage Pass-Through Certificates Trust
0.957% due 01/25/47 " §	9,203,796	6,686,059
6.000% due 07/25/36 "	1,023,757	823,271
Wells Fargo Mortgage Loan Trust 2.778% due 08/27/35 " § ~	2,322,052	2,338,343
Wells Fargo Mortgage-Backed Securities Trust 6.000% due 08/25/37 "	1,756,345	1,743,615

		484,168,789

	Principal Amount	Value
Fannie Mae - 10.3%

2.500% due 01/01/28 - 01/01/31 "	$9,724,040	$9,831,232
2.810% due 04/01/25 "	300,000	296,631
3.000% due 01/01/31 - 02/01/43 "	109,170,053	111,825,881
3.500% due 01/01/31 - 01/01/46 "	105,693,906	109,294,766
4.000% due 10/01/42 - 01/01/45 "	19,034,855	20,288,101
4.500% due 04/01/23 - 01/01/45 "	69,539,819	75,787,951
5.000% due 07/01/33 - 01/01/46 "	27,506,428	30,445,468
5.500% due 04/01/37 - 11/01/38 "	4,118,676	4,604,045
6.000% due 04/01/33 - 08/01/37 "	882,285	1,006,127
6.500% due 05/01/40 "	4,685,163	5,358,217
7.000% due 02/01/39 "	2,412,148	2,807,271

		371,545,690

Freddie Mac - 2.6%

2.303% due 06/01/37 " §	1,017,612	1,080,128
2.363% due 07/01/37 " §	215,352	228,695
2.493% due 06/01/37 " §	43,959	43,985
2.495% due 06/01/37 " §	93,923	98,056
2.497% due 01/01/37 " §	101,978	108,659
2.670% due 11/01/36 " §	477,075	506,402
3.500% due 01/01/31 - 01/01/46 "	23,952,014	24,711,781
4.000% due 10/01/25 - 04/01/43 "	14,773,406	15,636,984
4.500% due 12/01/43 - 11/01/44 "	23,520,983	25,879,877
5.000% due 12/01/35 - 11/01/41 "	11,219,280	12,308,311
5.500% due 08/01/37 - 12/01/38 "	3,178,758	3,536,204
6.000% due 10/01/36 - 11/01/39 "	7,867,451	8,893,309
6.500% due 09/01/39 "	1,436,892	1,637,516
7.000% due 03/01/39 "	694,484	803,836

		95,473,743

Government National Mortgage Association - 2.7%

0.825% due 08/20/60 " §	921,359	915,899
3.500% due 01/01/46 "	7,700,000	8,012,741
4.000% due 01/01/46 "	23,500,000	24,951,516
4.500% due 01/20/40 - 07/20/41 "	23,692,861	25,815,749
5.000% due 01/15/40 - 11/20/40 "	19,677,552	21,777,826
5.500% due 06/15/36 "	698,119	788,500
6.000% due 06/20/35 - 03/20/42 "	10,907,201	12,250,516
6.500% due 10/20/37 "	1,135,303	1,309,901

		95,822,648

Total Mortgage-Backed Securities (Cost $1,298,648,750)		1,298,856,050

ASSET-BACKED SECURITIES - 4.8%

ACE Securities Corp Home Equity Loan Trust 1.202% due 04/25/34 " §	1,918,968	1,790,081
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates 1.442% due 04/25/34 " §	1,652,471	1,561,326
Asset-Backed Pass-Through Certificates 1.112% due 04/25/34 " §	1,379,667	1,361,738
Asset-Backed Securities Corp Home Equity Loan Trust 1.217% due 06/25/34 " §	185,172	185,509
Avis Budget Rental Car Funding AESOP LLC
1.920% due 09/20/19 " ~	1,770,000	1,758,106
2.970% due 02/20/20 " ~	2,540,000	2,587,345
Bear Stearns Asset-Backed Securities Trust 0.992% due 09/25/34 " §	524,856	517,691
Citigroup Mortgage Loan Trust 0.492% due 05/25/37 " §	343,790	245,786
Citigroup Mortgage Loan Trust Inc
0.572% due 08/25/36 " §	466,870	456,354
0.852% due 07/25/35 " §	578,379	576,482

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
Community Funding Ltd CLO (Cayman) 5.750% due 11/01/27 " § ~	$9,180,000	$9,126,150
Countrywide Home Equity Loan Trust 0.302% due 11/15/36 " §	196,242	171,136
Credit-Based Asset Servicing & Securitization LLC 1.202% due 07/25/33 " §	1,218,043	1,106,361
Earnest Student Loan
3.850% due 11/25/39 " ~	1,458,672	1,455,122
4.050% due 05/25/39 " ~	6,469,879	6,453,646
Greenpoint Manufactured Housing
2.930% due 03/18/29 " §	1,625,000	1,458,639
3.555% due 06/19/29 " §	425,000	376,720
3.696% due 02/20/30 " §	550,000	474,595
7.270% due 06/15/29 "	3,416,552	3,378,707
GSAA Home Equity Trust 0.582% due 07/25/36 " §	2,293,010	1,197,445
HERO Funding Trust 3.990% due 09/21/40 " ~	9,817,281	9,792,506
Hertz Vehicle Financing LLC
1.830% due 08/25/19 " ~	2,420,000	2,389,740
2.730% due 03/25/21 " ~	3,750,000	3,719,548
3.520% due 03/25/21 " ~	6,050,000	5,978,835
JGWPT XXXIII LLC 3.500% due 06/15/77 " ~	7,498,185	7,365,799
KeyCorp Student Loan Trust ‘A’ 0.563% due 10/27/42 " §	9,784,508	8,995,393
Manufactured Housing Contract Trust Pass-Through Certificates
3.793% due 02/20/32 " §	925,000	856,772
3.831% due 03/13/32 " §	1,750,000	1,600,315
National Collegiate Student Loan Trust
0.692% due 03/26/29 " §	9,000,000	8,254,538
1.272% due 03/25/38 " §	21,367,204	15,190,571
NovaStar Mortgage Funding Trust 1.281% due 12/25/33 " §	1,012,962	959,215
Origen Manufactured Housing Contract Trust
2.105% due 10/15/37 " §	13,656,945	11,977,287
2.291% due 04/15/37 " §	8,057,063	7,331,395
RAMP Trust
0.692% due 10/25/36 " §	4,182,000	3,652,846
0.832% due 11/25/35 " §	1,427,398	1,413,863
5.350% due 02/25/33 " §	432,143	430,982
Saxon Asset Securities Trust 1.112% due 05/25/35 " §	2,475,091	2,376,117
SLM Student Loan EDC Repackaging Trust 3.500% due 10/28/29 " ~	5,354,104	5,238,433
SLM Student Loan Trust
1.070% due 10/25/28 " §	4,245,000	3,390,402
2.020% due 07/25/23 " §	9,080,000	9,142,192

	Shares
SoFi Professional Loan Program LLC
0.000% due 08/25/36 " ~	13	7,718,750

	Principal Amount
SoFi Professional Loan Program LLC
3.280% due 09/15/23 " ~	$14,742,223	14,695,062
Structured Asset Investment Loan Trust 1.422% due 10/25/33 " §	2,761,461	2,672,472
United States Small Business Administration
2.820% due 09/01/35 "	2,480,000	2,490,203
2.980% due 06/01/35 "	508,853	515,355

Total Asset-Backed Securities (Cost $171,193,213)		174,387,530

	Principal Amount	Value
U.S. GOVERNMENT AGENCY ISSUES - 2.5%

Fannie Mae
4.235% due 10/09/19	$30,610,000	$28,370,236
6.625% due 11/15/30	15,850,000	22,492,006
Financing Corp Strips
1.346% due 08/03/18	160,000	154,277
3.240% due 12/27/18	10,969,000	10,463,077
3.788% due 11/02/18	12,210,000	11,692,430
4.003% due 12/06/18	5,350,000	5,115,622
4.526% due 09/26/19	5,315,000	4,934,079
Residual Funding Corp Principal Strip 2.098% due 10/15/20	510,000	462,177
Tennessee Valley Authority 5.250% due 09/15/39	6,320,000	7,615,625

Total U.S. Government Agency Issues (Cost $88,016,697)		91,299,529

U.S. TREASURY OBLIGATIONS - 9.2%

U.S. Treasury Bonds - 5.7%

3.000% due 11/15/44	14,080,000	14,005,742
3.000% due 05/15/45	21,355,000	21,221,895
3.000% due 11/15/45	40,320,000	40,129,972
3.375% due 05/15/44	121,790,000	130,490,921

		205,848,530

U.S. Treasury Inflation Protected Securities - 2.3%

0.375% due 07/15/25 ^	23,057,591	22,303,008
0.625% due 02/15/43 ^	23,824,305	20,132,681
0.750% due 02/15/42 ^	10,020,562	8,791,409
0.750% due 02/15/45 ^	21,210,420	18,462,759
1.375% due 02/15/44 ^	3,592,230	3,649,196
2.125% due 02/15/40 ^	4,830,800	5,680,712
2.125% due 02/15/41 ^	2,812,947	3,326,183

		82,345,948

U.S. Treasury Notes - 1.1%

0.875% due 11/30/17	620,000	618,314
1.375% due 09/30/20	490,000	481,700
1.375% due 10/31/20	3,700,000	3,635,905
1.625% due 11/30/20	100,000	99,443
1.875% due 10/31/22	24,830,000	24,518,607
2.000% due 07/31/20	680,000	688,108
2.000% due 11/30/22	20,000	19,893
2.000% due 08/15/25	190,000	185,269
2.125% due 12/31/21	50,000	50,459
2.250% due 11/15/25	10,560,000	10,537,402

		40,835,100

U.S. Treasury Strips - 0.1%

8.117% due 02/15/43	7,930,000	3,427,330

Total U.S. Treasury Obligations (Cost $341,713,541)		332,456,908

FOREIGN GOVERNMENT BONDS & NOTES - 6.1%

Brazil Notas do Tesouro Nacional ‘B’ (Brazil) 6.000% due 08/15/50 ^	BRL 11,185,000	6,651,988
Brazil Notas do Tesouro Nacional ‘F’ (Brazil) 10.000% due 01/01/17	63,616,000	15,346,953
Brazilian Government (Brazil)
2.625% due 01/05/23	$660,000	503,250
5.000% due 01/27/45	3,450,000	2,320,125
5.625% due 01/07/41	6,810,000	4,971,300

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
China Government (China)
3.310% due 11/30/25 ~	CNY 68,000,000	$10,374,566
3.380% due 11/21/24 ~	17,000,000	2,593,249
3.390% due 05/21/25 ~	20,500,000	3,120,855
Colombia Government (Colombia) 5.625% due 02/26/44	$4,740,000	4,348,950
Indonesia Government (Indonesia)
3.750% due 04/25/22 ~	1,490,000	1,432,861
4.875% due 05/05/21 ~	5,660,000	5,883,955
5.375% due 10/17/23 ~	400,000	416,875
5.875% due 03/13/20 ~	260,000	282,475
5.875% due 01/15/24 ~	973,000	1,044,821
Mexican Bonos (Mexico)
6.500% due 06/09/22	MXN 664,671,300	39,780,353
7.750% due 11/13/42	606,337,500	38,534,103
10.000% due 12/05/24	109,240,000	7,994,971
Mexico Government (Mexico)
3.600% due 01/30/25	$4,780,000	4,670,060
5.550% due 01/21/45	17,420,000	17,920,825
Peruvian Government (Peru)
5.625% due 11/18/50	3,540,000	3,619,650
6.550% due 03/14/37	580,000	672,800
Poland Government (Poland)
3.250% due 07/25/25	PLN 51,400,000	13,486,779
4.000% due 01/22/24	$10,340,000	10,893,097
Portugal Government (Portugal) 5.125% due 10/15/24 ~	5,320,000	5,441,296
Russian Foreign (Russia)
4.500% due 04/04/22 ~	2,400,000	2,419,598
7.500% due 03/31/30 § ~	5,707,835	6,851,588
Turkey Government (Turkey)
4.875% due 04/16/43	4,200,000	3,706,920
5.625% due 03/30/21	4,241,000	4,495,460

Total Foreign Government Bonds & Notes (Cost $265,828,770)		219,779,723

MUNICIPAL BONDS - 0.1%

Northstar Education Finance Inc DE 1.924% due 01/29/46 §	2,500,000	2,229,053

Total Municipal Bonds (Cost $2,094,655)		2,229,053

PURCHASED OPTIONS - 0.1%
(See Note (f) in Notes to Schedule of Investments) (Cost $1,712,279)		2,668,184

SHORT-TERM INVESTMENTS - 4.1%

U.S. Government Agency Issues - 0.5%

Freddie Mac
0.162% due 03/16/16	10,000,000	9,994,200
0.172% due 02/04/16	10,000,000	9,997,930

		19,992,130

	Principal Amount	Value
Repurchase Agreements - 3.6%

Bank of America Corp 0.280% due 01/04/16 (Dated 12/31/15, repurchase price of $48,001,493; collateralized by U.S. Treasury Notes: 1.375% due 02/29/20 and value $49,029,954)	$48,000,000	$48,000,000
Fixed Income Clearing Corp 0.030% due 01/04/16 (Dated 12/31/15, repurchase price of $9,357,321; collateralized by U.S. Treasury Notes: 0.875% due 11/30/16 and value $9,548,813)	9,357,290	9,357,290
Royal Bank of Scotland Group PLC 0.220% due 01/04/16 (Dated 12/31/15, repurchase price of $74,401,819; collateralized by U.S. Treasury Notes: 1.625% due 08/31/19 and value $76,011,665)	74,400,000	74,400,000

		131,757,290

Total Short-Term Investments (Cost $151,752,351)		151,749,420

TOTAL INVESTMENTS - 102.3% (Cost $3,773,210,353)		3,699,434,148

TOTAL SECURITIES SOLD SHORT - (2.0%)
(See Note (c) in Notes to Schedule of Investments) (Proceeds $72,802,266)		(72,718,940)

OTHER ASSETS & LIABILITIES, NET - (0.3%)		(10,573,901)

NET ASSETS - 100.0%		$3,616,141,307

Notes to Schedule of Investments

(a)	As of December 31, 2015, the fund’s composition as a percentage of net assets was as follows:

Corporate Bonds & Notes	36.3%
Mortgage-Backed Securities	36.0%
U.S. Treasury Obligations	9.2%
Foreign Government Bonds & Notes	6.1%
Asset-Backed Securities	4.8%
Short-Term Investments	4.1%
Others (each less than 3.0%)	5.8%

	102.3%
Securities Sold Short	(2.0%	)
Other Assets & Liabilities, Net	(0.3%	)

	100.0%

(b)	An investment with a value of $7,110 or less than 0.1% of the fund’s net assets was in default as of December 31, 2015.

(c)	Securities sold short outstanding as of December 31, 2015 were as follows:

Description	Principal Amount	Value
Mortgage-Backed Securities - (2.0%)
Fannie Mae 3.500% due 01/01/46	$70,500,000	($72,718,940)

Total Securities Sold Short (Proceeds $72,802,266)		($72,718,940)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

(d)	Open futures contracts outstanding as of December 31, 2015 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation (Depreciation)
Euro-Bobl (03/16)	569	($576,096)
Euro-BTP (03/16)	80	79,798
Eurodollar (06/16)	363	320,008
Eurodollar (03/17)	558	(93,689)
Eurodollar (06/17)	202	(32,219)
U.S. Treasury 2-Year Notes (03/16)	88	1,683
U.S. Treasury 5-Year Notes (03/16)	4,546	(525,797)
U.S. Treasury Long Bonds (03/16)	340	(437,105)
U.S. Treasury Ultra Long Bonds (03/16)	1,740	1,878,368

		614,951

Short Futures Outstanding
AUD FX (03/16)	6	(2,324)
Euro FX (03/16)	326	132,503
Euro-Bund (03/16)	264	622,104
Eurodollar (03/16)	4,820	1,503,598
Eurodollar (12/16)	417	104,820
GBP FX (03/16)	34	69,377
JPY FX (03/16)	252	(275,863)
U.S. Treasury 10-Year Notes (03/16)	1,360	584,689

		2,738,904

Total Futures Contracts		$3,353,855

(e)	Forward foreign currency contracts outstanding as of December 31, 2015 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
EUR	34,481,818	USD	37,053,472	01/16	BRC	$432,867
EUR	16,452,594	USD	18,192,470	01/16	CIT	(306,304)
USD	5,373,855	BRL	20,688,000	01/16	BRC	170,173
USD	18,328,190	BRL	70,513,000	01/16	CIT	591,952
USD	18,246,869	CNY	117,300,000	01/16	BOA	270,759
USD	55,607,856	CNY	356,360,000	01/16	CIT	996,035
USD	67,760,718	EUR	59,712,542	01/16	BRC	2,845,214
USD	51,165,616	EUR	48,121,000	01/16	CIT	(1,148,335)
USD	52,555,473	EUR	45,910,000	01/16	CIT	2,645,174
USD	14,019,677	EUR	12,813,538	02/16	BOA	80,114
USD	2,488,510	EUR	2,283,833	02/16	CIT	3,979
USD	16,756,410	GBP	11,000,000	02/16	BOA	538,702
USD	9,534,184	MXN	159,018,752	01/16	BOA	316,819
USD	20,720,704	MXN	346,988,914	01/16	BRC	607,834

Total Forward Foreign Currency Contracts						$8,044,983

(f)	Purchased options outstanding as of December 31, 2015 were as follows:

Credit Default Swaptions on Credit Indices – Sell Protection

Description	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Cost	Value
Call - CDX IG 25 5Y Index	0.800%	01/20/16	BNP	$36,190,000	$43,428	$5,291
Call - CDX HY25 5Y Index	1.030%	01/20/16	BRC	10,710,000	43,643	4,709
Call - CDX HY25 5Y Index	1.035%	01/20/16	JPM	24,400,000	95,965	10,727

					$183,036	$20,727

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

Options on Futures

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Cost	Value
Call - U.S. Treasury 5-Year Notes (02/16)	$118.25	01/22/16	CME	92	$26,893	$35,938
Call - U.S. Treasury 5-Year Notes (02/16)	118.50	01/22/16	CME	395	127,425	108,008
Call - U.S. Treasury 5-Year Notes (02/16)	118.75	01/22/16	CME	101	35,836	18,148
Call - U.S. Treasury 10-Year Notes (02/16)	126.00	01/22/16	CME	102	64,081	52,594
Call - U.S. Treasury 30-Year Bonds (02/16)	154.00	01/22/16	CME	73	76,925	95,812
Call - U.S. Treasury 30-Year Bonds (02/16)	155.00	01/22/16	CME	67	81,296	60,719
Call - Eurodollar Midcurve 1-Year (03/16)	98.75	03/11/16	CME	255	32,704	35,063
Call - Eurodollar (03/16)	99.50	03/14/16	CME	832	65,104	10,400

					510,264	416,682

Put - EUR FX (01/16)	1.07	01/08/16	CME	66	54,665	8,250
Put - Eurodollar Midcurve 1-Year (01/16)	98.63	01/15/16	CME	755	96,829	99,094
Put - Eurodollar Midcurve 1-Year (01/16)	98.75	01/15/16	CME	507	71,685	177,450
Put - Eurodollar Midcurve 1-Year (01/16)	98.88	01/15/16	CME	554	127,463	356,637
Put - U.S. Treasury 30-Year Bonds (02/16)	155.00	01/22/16	CME	164	235,892	353,625
Put - Eurodollar (03/16)	99.38	03/14/16	CME	4,035	432,445	1,235,719

					1,018,979	2,230,775

					$1,529,243	$2,647,457

Total Purchased Options					$1,712,279	$2,668,184

(g)	Transactions in written options for the year ended December 31, 2015 were as follows:

	Number of Contracts	Notional Amount in $	Notional Amount in EUR	Premium
Outstanding, December 31, 2014	5,015	-	-	$2,939,097
Call Options Written	37,760	174,070,000	-	22,382,231
Put Options Written	28,825	15,127,200	34,280,000	13,050,281
Call Options Exercised	(10,475)	(37,930,000)	-	(6,122,655)
Put Options Exercised	(5,376)	-	-	(3,858,049)
Call Options Expired	(21,910)	(89,560,000)	-	(12,096,759)
Put Options Expired	(12,274)	(15,127,200)	(34,280,000)	(6,887,379)
Call Options Closed	(5,939)	(21,780,000)	-	(4,102,442)
Put Options Closed	(5,150)	-	-	(2,112,603)

Outstanding, December 31, 2015	10,476	24,800,000	-	$3,191,722

(h)	Premiums received and value of written options outstanding as of December 31, 2015 were as follows:

Foreign Currency Options

Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Premium	Value
Call - BRL versus USD	BRL 4.05	01/19/16	BOA	$24,800,000	$375,100	($378,448)

Options on Futures

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Premium	Value
Call - Euro FX (01/16)	$1.08	01/08/16	CME	46	$58,825	($66,125)
Call - Euro FX (01/16)	1.09	01/08/16	CME	70	110,548	(49,000)
Call - U.S. Treasury 5-Year Notes (02/16)	119.00	01/22/16	CME	154	35,593	(18,047)
Call - U.S. Treasury 10-Year Notes (02/16)	126.50	01/22/16	CME	3	740	(938)
Call - U.S. Treasury 10-Year Notes (02/16)	127.00	01/22/16	CME	285	141,011	(53,438)
Call - U.S. Treasury 10-Year Notes (02/16)	127.50	01/22/16	CME	117	59,948	(12,797)
Call - U.S. Treasury 10-Year Notes (02/16)	128.00	01/22/16	CME	115	51,720	(7,188)
Call - U.S. Treasury 10-Year Notes (02/16)	129.00	01/22/16	CME	26	6,009	(813)
Call - U.S. Treasury 30-Year Bonds (02/16)	156.00	01/22/16	CME	92	153,107	(56,063)
Call - U.S. Treasury 30-Year Bonds (02/16)	157.00	01/22/16	CME	257	179,790	(104,406)
Call - U.S. Treasury 30-Year Bonds (02/16)	158.00	01/22/16	CME	90	90,661	(23,906)
Call - U.S. Treasury 30-Year Bonds (02/16)	159.00	01/22/16	CME	26	25,915	(4,469)
Call - Euro FX (02/16)	1.10	02/05/16	CME	35	40,561	(37,625)
Call - U.S. Treasury 5-Year Notes (03/16)	119.00	02/19/16	CME	52	21,768	(13,812)
Call - U.S. Treasury 10-Year Notes (03/16)	126.50	02/19/16	CME	141	76,448	(88,125)
Call - U.S. Treasury 10-Year Notes (03/16)	127.00	02/19/16	CME	693	424,935	(314,016)
Call - U.S. Treasury 10-Year Notes (03/16)	127.50	02/19/16	CME	28	8,222	(9,188)
Call - U.S. Treasury 10-Year Notes (03/16)	128.00	02/19/16	CME	87	54,092	(20,391)
Call - U.S. Treasury 10-Year Notes (03/16)	130.00	02/19/16	CME	156	135,993	(12,187)
Call - U.S. Treasury 30-Year Bonds (03/16)	157.00	02/19/16	CME	29	31,687	(30,359)
Call - U.S. Treasury 30-Year Bonds (03/16)	158.00	02/19/16	CME	148	99,472	(120,250)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Premium	Value
Call - U.S. Treasury 30-Year Bonds (03/16)	$163.00	02/19/16	CME	3	$1,772	($656)
Call - Eurodollar (03/16)	99.38	03/14/16	CME	205	10,865	(6,406)
Call - Eurodollar (06/16)	99.00	06/13/16	CME	109	66,396	(38,831)
Call - Eurodollar (06/16)	99.25	06/13/16	CME	38	8,902	(3,088)

					1,894,980	(1,092,124)

Put - EUR FX (01/16)	1.06	01/08/16	CME	42	15,089	(2,100)
Put - EUR FX (01/16)	1.09	01/08/16	CME	35	38,374	(30,625)
Put - Eurodollar Midcurve 1-Year (01/16)	98.50	01/15/16	CME	1,509	70,547	(47,154)
Put - U.S. Treasury 5-Year Notes (02/16)	118.00	01/22/16	CME	124	33,519	(27,125)
Put - U.S. Treasury 10-Year Notes (02/16)	124.00	01/22/16	CME	26	5,603	(2,030)
Put - U.S. Treasury 10-Year Notes (02/16)	125.00	01/22/16	CME	61	30,942	(14,296)
Put - U.S. Treasury 30-Year Bonds (01/16)	151.00	01/22/16	CME	62	43,408	(29,063)
Put - U.S. Treasury 30-Year Bonds (02/16)	152.00	01/22/16	CME	26	22,259	(19,094)
Put - U.S. Treasury 30-Year Bonds (02/16)	154.00	01/22/16	CME	51	49,225	(79,688)
Put - EUR FX (02/16)	1.06	02/05/16	CME	65	45,239	(33,313)
Put - EUR FX (02/16)	1.07	02/05/16	CME	28	25,809	(22,750)
Put - EUR FX (02/16)	1.08	02/05/16	CME	70	92,085	(86,625)
Put - U.S. Treasury 10-Year Notes (03/16)	123.50	02/19/16	CME	28	5,596	(4,813)
Put - U.S. Treasury 10-Year Notes (03/16)	125.00	02/19/16	CME	123	68,850	(61,500)
Put - U.S. Treasury 30-Year Bonds (03/16)	148.00	02/19/16	CME	148	89,925	(71,688)
Put - U.S. Treasury 30-Year Bonds (03/16)	152.00	02/19/16	CME	26	36,681	(38,594)
Put - Eurodollar (03/16)	99.25	03/14/16	CME	5,047	248,491	(473,156)

					921,642	(1,043,614)

					$2,816,622	($2,135,738)

Total Written Options					$3,191,722	($2,514,186)

(i)	Swap agreements outstanding as of December 31, 2015 were as follows:

Credit Default Swaps on Credit Indices – Sell Protection (1)

Referenced Obligation	Fixed Deal Receive Rate	Expiration Date	Exchange	Notional Amount (2)	Value (3)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX IG 23 5Y	1.000%	12/20/19	CME	$8,610,000	$57,989	$116,979	($58,990)
CDX IG 24 5Y	1.000%	06/20/20	CME	92,275,000	608,314	891,630	(283,316)
CDX HY 24 5Y	5.000%	06/20/20	CME	27,477,450	1,051,426	1,242,447	(191,021)
CDX IG 25 5Y	1.000%	12/20/20	CME	42,140,000	241,095	160,478	80,617
CDX HY 25 5Y	5.000%	12/20/20	CME	34,690,000	442,483	322,574	119,909

					$2,401,307	$2,734,108	($332,801)

(1)	If the fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(3)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of year end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps – Receive Floating Rate

Floating Rate Index	Exchange	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	CME	1.897%	08/31/22	$138,800,000	$338,818	$-	$338,818
3-Month USD-LIBOR	CME	1.900%	11/30/22	277,388,000	2,091,234	943,854	1,147,380
3-Month USD-LIBOR	CME	2.720%	02/15/41	42,768,000	(753,353)	(71,901)	(681,452)

					$1,676,699	$871,953	$804,746

Total Swap Agreements					$4,078,006	$3,606,061	$471,945

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

(j)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2015:

		Total Value at December 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Preferred Stocks (1)	$7,410,320	$7,410,320	$-	$-
	Corporate Bonds & Notes	1,314,559,453	-	1,314,559,453	-
	Senior Loan Notes	104,037,978	-	103,198,167	839,811
	Mortgage-Backed Securities
	Collateralized Mortgage Obligations - Commercial	251,845,180	-	245,234,625	6,610,555
	Collateralized Mortgage Obligations - Residential	484,168,789	-	462,396,066	21,772,723
	Fannie Mae	371,545,690	-	364,553,284	6,992,406
	Freddie Mac	95,473,743	-	95,473,743	-
	Government National Mortgage Association	95,822,648	-	95,822,648	-

	Total Mortgage-Backed Securities	1,298,856,050	-	1,263,480,366	35,375,684

	Asset-Backed Securities	174,387,530	-	134,938,800	39,448,730
	U.S. Government Agency Issues	91,299,529	-	91,299,529	-
	U.S. Treasury Obligations	332,456,908	-	332,456,908	-
	Foreign Government Bonds & Notes	219,779,723	-	219,779,723	-
	Municipal Bonds	2,229,053	-	2,229,053	-
	Short-Term Investments	151,749,420	-	151,749,420	-
	Derivatives:
	Credit Contracts
	Purchased Options	20,727	-	20,727	-
	Swaps	2,401,307	-	2,401,307	-

	Total Credit Contracts	2,422,034	-	2,422,034	-

	Foreign Currency Contracts
	Futures	201,880	201,880	-	-
	Forward Foreign Currency Contracts	9,499,622	-	9,499,622	-
	Purchased Options	8,250	8,250	-	-

	Total Foreign Currency Contracts	9,709,752	210,130	9,499,622	-

	Interest Rate Contracts
	Futures	5,095,068	5,095,068	-	-
	Purchased Options	2,639,207	2,639,207	-	-
	Swaps	2,430,052	-	2,430,052	-

	Total Interest Rate Contracts	10,164,327	7,734,275	2,430,052	-

	Total Assets - Derivatives	22,296,113	7,944,405	14,351,708	-

	Total Assets	3,719,062,077	15,354,725	3,628,043,127	75,664,225

Liabilities	Securities Sold Short
	Mortgage-Backed Securities	(72,718,940)	-	(72,718,940)	-
	Derivatives:
	Foreign Currency Contracts
	Futures	(278,187)	(278,187)	-	-
	Forward Foreign Currency Contracts	(1,454,639)	-	(1,454,639)	-
	Written Options	(706,611)	(328,163)	(378,448)	-

	Total Foreign Currency Contracts	(2,439,437)	(606,350)	(1,833,087)	-

	Interest Rate Contracts
	Futures	(1,664,906)	(1,664,906)	-	-
	Written Options	(1,807,575)	(1,807,575)	-	-
	Swaps	(753,353)	-	(753,353)	-

	Total Interest Rate Contracts	(4,225,834)	(3,472,481)	(753,353)	-

	Total Liabilities - Derivatives	(6,665,271)	(4,078,831)	(2,586,440)	-

	Total Liabilities	(79,384,211)	(4,078,831)	(75,305,380)	-

	Total	$3,639,677,866	$11,275,894	$3,552,737,747	$75,664,225

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) for the year ended December 31, 2015:

	Corporate Bonds & Notes	Senior Loan Notes	Mortgage-Backed Securities	Asset-Backed Securities	Total
Value, Beginning of Year	$1,206,803	$-	$19,523,300	$11,296,478	$32,026,581
Purchases	-	-	37,043,588	40,967,789	78,011,377
Sales (Includes Paydowns)	(341,833)	-	(2,869,025)	(2,905,628)	(6,116,486)
Accrued Discounts (Premiums)	(709)	-	394,070	(1,637)	391,724
Net Realized Gains (Loss)	(1,645)	-	799,385	(967,810)	(170,070)
Change in Net Unrealized Appreciation (Depreciation)	(21,574)	-	(594,826)	852,044	235,644
Transfers In	-	839,811	-	-	839,811
Transfers Out	(841,042)	-	(18,920,808)	(9,792,506)	(29,554,356)

Value, End of Year	$-	$839,811	$35,375,684	$39,448,730	$75,664,225

Change in Net Unrealized Appreciation (Depreciation) on Level 3 Investments Held at the End of Year, if Applicable	$-	$-	($651,522)	($279,574)	($931,096)

The significant unobservable inputs were provided by a vendor-priced single broker quote or a broker-dealer quote.

During the year ended December 31, 2015, an investment with a value of $839,811 was transferred from Level 2 to Level 3 due to the investment being priced pursuant to single broker quotes that have unobservable market inputs versus using multiple broker quotes. During the same period, investments with a total aggregate value of $28,713,315 were transferred from Level 3 to Level 2 due to the investments being priced using a vendor price versus a broker pricing matrix. Also during the same period, an investment with a value of $841,041 was transferred from Level 3 to Level 2 due to the investment being priced using an evaluated vendor price versus a single broker quote.

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

FLOATING RATE INCOME PORTFOLIO

Schedule of Investments

December 31, 2015

	Principal Amount	Value
CORPORATE BONDS & NOTES - 3.6%

Consumer Discretionary - 1.8%

Altice US Finance I Corp 5.375% due 07/15/23 ~	$2,675,000	$2,688,375
CCO Safari II LLC 4.464% due 07/23/22 ~	3,000,000	2,992,923
ClubCorp Club Operations Inc 8.250% due 12/15/23 ~	1,000,000	985,000
NCL Corp Ltd 4.625% due 11/15/20 ~	1,575,000	1,550,146

		8,216,444

Consumer Staples - 1.1%

Reynolds Group Issuer Inc (New Zealand) 5.750% due 10/15/20	5,000,000	5,098,450

Health Care - 0.3%

CHS/Community Health Systems Inc 5.125% due 08/01/21	1,380,000	1,380,000

Materials - 0.4%

Beverage Packaging Holdings II SA (New Zealand) 5.625% due 12/15/16 ~	2,000,000	1,982,500

Total Corporate Bonds & Notes (Cost $16,680,010)		16,677,394

SENIOR LOAN NOTES - 93.5%

Consumer Discretionary - 27.9%

24 Hour Fitness Worldwide Inc Term B 4.750% due 05/28/21 §	2,462,500	2,312,699
Acosta Holdco Inc 4.250% due 09/26/21 §	1,487,525	1,422,074
Affinia Group Intermediate Holdings Inc Term B2 4.750% due 04/27/20 §	997,899	998,835
Altice US Finance I Corp 4.250% due 12/22/22 §	5,492,081	5,377,093
Burlington Coat Factory Warehouse Corp Term B3 4.250% due 08/13/21 §	1,766,212	1,746,895
Caesars Entertainment Resort Properties LLC Term B 7.000% due 10/11/20 §	8,864,584	8,072,311
CCO Safari III LLC Term I 3.500% due 01/24/23 §	500,000	499,625
CEC Entertainment Inc Term B 4.250% due 02/14/21 §	5,526,563	5,264,051
CityCenter Holdings LLC Term B due 10/16/20 µ	1,950,833	1,942,298
ClubCorp Club Operations Inc 4.250% due 12/15/22 §	6,301,033	6,277,405
CS Intermediate Holdco 2 LLC Term B 4.000% due 04/04/21 §	1,723,750	1,701,484
Dollar Tree Inc Term B1 3.500% due 07/06/22 §	5,416,804	5,409,063
Federal-Mogul Holdings Corp Term C 4.750% due 04/15/21 §	5,431,250	4,803,941
Hilton Worldwide Finance LLC
due 10/26/20 µ	1,500,000	1,498,687
Term B2
3.500% due 10/26/20 §	2,389,803	2,387,711
Jo-Ann Stores Inc 4.000% due 03/16/18 §	3,328,784	3,112,413

	Principal Amount	Value
Leonardo Acquisition Corp 4.250% due 01/31/21 §	$4,072,434	$4,058,445
Leslie’s Poolmart Inc 4.250% due 10/16/19 §	5,645,417	5,506,636
Michaels Stores Inc Term B2 4.000% due 01/28/20 §	2,433,088	2,422,823
Neptune Finco Corp Term B 5.000% due 10/09/22 §	7,500,000	7,499,332
New Red Finance Term B2 (Canada) 3.750% due 12/12/21 §	10,997,163	10,945,620
Nine West Holdings Inc
6.250% due 01/08/20 §	2,000,000	1,000,000
Term B
4.750% due 10/08/19 §	2,214,399	1,566,687
NPC International Inc
due 12/28/18 µ	997,409	988,682
Term B
4.000% due 12/28/18 §	2,981,972	2,955,879
Petco Animal Supplies Inc
due 11/24/17 µ	2,493,438	2,489,199
4.000% due 11/24/17 §	7,975,086	7,961,529
PetSmart Inc Term B 4.250% due 03/11/22 §	7,960,000	7,777,167
ServiceMaster Co Term B 4.250% due 07/01/21 §	4,458,674	4,430,808
Spin Holdco Inc Term B 4.250% due 11/14/19 §	5,390,609	5,196,886
The Brickman Group Ltd LLC
(1st Lien)
4.000% due 12/18/20 §	984,962	957,183
(2nd Lien)
7.500% due 12/17/21 §	4,428,083	4,029,556
The Goodyear Tire & Rubber Co (2nd Lien) 3.750% due 04/30/19 §	1,240,000	1,242,573
The Men’s Wearhouse Inc 5.000% due 06/18/21	1,000,000	861,250
The Neiman Marcus Group Inc 4.250% due 10/25/20 §	3,437,395	3,051,764

		127,768,604

Consumer Staples - 6.5%

Albertson’s LLC
Term B2
5.500% due 03/21/19 §	4,676,644	4,659,430
Term B3
5.125% due 08/25/19 §	962,500	954,680
Term B4
5.500% due 08/25/21 §	1,985,000	1,971,353
BJ’s Wholesale Club Inc
(1st Lien)
4.500% due 09/26/19 §	2,181,745	2,089,566
(2nd Lien)
8.500% due 03/26/20 §	2,050,000	1,846,708
Performance Food Group Co (2nd Lien) 6.250% due 11/14/19 §	2,033,000	2,032,152
Reddy Ice Corp (1st Lien) 6.752% due 05/01/19 §	2,932,198	2,411,096
Reynolds Group Holdings Inc 4.500% due 12/01/18 §	1,237,737	1,227,197
Rite Aid Corp
due 08/21/20 µ	2,000,000	2,010,416
(2nd Lien)
5.750% due 08/21/20 §	5,776,000	5,806,081
US Foods Inc 4.500% due 03/31/19 §	4,875,000	4,835,391

		29,844,070

Financials - 6.7%

AmWINS Group LLC 5.250% due 09/06/19 §	2,192,703	2,191,528
DTZ U.S. Borrower LLC (1st Lien) 4.250% due 11/04/21 §	3,482,500	3,404,144

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

FLOATING RATE INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
First Eagle Investment Management LLC 4.750% due 12/01/22 §	$2,500,000	$2,470,832
Hub International Ltd Term B 4.000% due 10/02/20 §	9,123,009	8,609,840
LPL Holdings Inc Term B 4.750% due 11/09/22 §	1,000,000	1,001,250
Realogy Corp Term B 3.750% due 03/05/20 §	3,416,678	3,400,305
USI Inc Term B 4.250% due 12/27/19 §	4,886,272	4,722,890
WP Mustang Holdings LLC Term B (1st Lien) 5.500% due 05/29/21 §	4,955,677	4,947,416

		30,748,205

Health Care - 5.0%

Catalent Pharma Solutions Inc Term B 4.250% due 05/20/21 §	2,708,756	2,690,697
Community Health Systems Inc
Term G
3.750% due 12/31/19 §	1,713,645	1,673,213
Term H
4.000% due 01/27/21 §	6,211,440	6,112,448
Iasis Healthcare LLC Term B2 4.500% due 05/03/18 §	7,686,711	7,559,880
Jaguar Holding Co II Term B 4.250% due 08/18/22 §	3,233,750	3,150,481
Prestige Brands Inc Term B3 3.500% due 09/03/21 §	1,941,349	1,933,259

		23,119,978

Industrials - 28.4%

AlixPartners LLP Term B 4.500% due 07/28/22 §	6,483,750	6,443,227
Allflex Holdings III Inc
(1st Lien)
4.250% due 07/20/20 §	2,443,750	2,416,258
(2nd Lien)
8.000% due 07/19/21 §	3,500,000	3,449,687
Allied Security Holdings LLC
(1st Lien)
4.250% due 02/12/21 §	1,088,705	1,059,220
(2nd Lien)
8.000% due 08/13/21 §	6,201,027	5,937,484
Apex Tool Group LLC Term B 4.500% due 01/31/20 §	4,376,250	4,186,614
Beacon Roofing Supply Inc Term B 4.000% due 10/01/22 §	498,750	497,711
Camp International Holding Co
(1st Lien)
4.750% due 05/31/19 §	1,913,811	1,863,574
(2nd Lien)
8.250% due 11/30/19 §	1,500,000	1,462,500
Crosby US Acquisition Corp (2nd Lien) 7.000% due 11/22/21 §	1,000,000	792,500
CSC Holdings LLC Term B 2.924% due 04/17/20 §	2,493,606	2,488,412
Doosan Infracore International Inc Term B 4.500% due 05/28/21 §	5,454,151	5,385,974
EWT Holdings III Corp (1st Lien) 4.750% due 01/15/21 §	1,960,000	1,930,600
Gates Global Inc Term B 4.250% due 07/05/21 §	7,904,962	7,437,249
GYP Holdings III Corp
(1st Lien)
4.750% due 04/01/21 §	5,417,494	5,187,250
(2nd Lien)
7.750% due 04/01/22 §	1,250,000	1,207,031

	Principal Amount	Value
HD Supply Inc Term B 3.750% due 08/13/21 §	$6,483,750	$6,384,873
Husky Injection Molding Systems Ltd (Canada)
(1st Lien)
4.250% due 06/30/21 §	1,473,588	1,423,854
(2nd Lien)
7.250% due 06/30/22 §	3,777,850	3,669,237
Jeld-Wen Inc 4.750% due 07/01/22 §	5,486,250	5,436,534
LM U.S. Corp Acquisition Inc
due 10/25/19 µ	1,122,128	1,117,920
4.750% due 10/25/19 §	74,906	74,625
(1st Lien)
4.750% due 10/25/19 §	1,887,413	1,880,335
(2nd Lien)
due 01/25/21 µ	1,000,000	997,500
8.250% due 01/25/21 §	5,392,076	5,378,596
Onex Wizard US Acquisition Inc 4.250% due 03/13/22 §	8,188,125	8,082,122
Ply Gem Industries Inc 4.000% due 02/01/21 §	5,288,996	5,189,827
Prime Security Services Borrower LLC (1st Lien) 5.000% due 07/01/21 §	997,500	983,784
Rexnord LLC Term B (1st Lien) 4.000% due 08/21/20 §	5,635,380	5,475,713
Silver II US Holdings LLC 4.000% due 12/13/19 §	5,550,755	4,750,520
TransDigm Inc
Term C
3.750% due 02/28/20 §	4,567,983	4,472,183
Term D
3.750% due 06/04/21 §	985,000	961,811
Term E
3.500% due 05/14/22 §	3,971,442	3,854,428
Univar Inc 4.250% due 07/01/22 §	8,977,500	8,720,196
USAGM HoldCo LLC 4.750% due 07/28/22 §	3,000,000	2,863,125
Waste Industries USA Inc
due 02/27/20 µ	2,493,719	2,485,926
Term B
4.250% due 02/27/20 §	4,367,218	4,353,570

		130,301,970

Information Technology - 7.9%

Applied Systems Inc
(1st Lien)
4.250% due 01/25/21 §	476,114	468,250
(2nd Lien)
7.500% due 01/24/22 §	2,940,848	2,850,784
Avago Technologies Cayman Ltd (Singapore)
Term B
due 11/06/22 µ	10,000,000	9,893,060
3.750% due 05/06/21 §	5,982,528	5,978,789
CCC Information Services Inc 4.000% due 12/20/19 §	3,205,456	3,156,037
First Data Corp 4.168% due 07/08/22 §	2,000,000	1,973,572
Infor US Inc Term B5 3.750% due 06/03/20 §	5,600,627	5,284,427
Microsemi Corp Term B due 12/02/22 µ	1,000,000	984,688
NXP BV Term B (Netherlands) 3.750% due 12/07/20 §	4,000,000	3,987,500
Sophia LP Term B 4.750% due 09/30/22 §	1,496,250	1,482,036

		36,059,143

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

FLOATING RATE INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
Materials - 7.4%

A Schulman Inc Term B 4.000% due 06/01/22 §	$995,000	$988,781
Ardagh Holdings USA Inc 4.000% due 12/17/19 §	3,930,000	3,874,736
Berry Plastics Holding Corp
Term E
3.750% due 01/06/21 §	1,359,167	1,342,460
Term F
4.000% due 10/01/22 §	4,868,452	4,835,897
BWAY Holding Co Inc Term B 5.500% due 08/14/20 §	4,926,852	4,770,833
Emerald Performance Materials LLC
(1st Lien)
4.500% due 08/01/21 §	969,318	954,173
(2nd Lien)
7.750% due 08/01/22 §	250,000	237,187
FMG Resources Property Ltd Term B (Australia) 4.250% due 06/30/19 §	2,648,806	1,988,443
Headwaters Inc Term B 4.500% due 03/24/22 §	1,741,250	1,744,877
Klockner Pentaplast of America Inc 5.000% due 04/28/20 §	697,096	692,884
KP Germany Erste GmbH (1st Lien) (Germany) 5.000% due 04/28/20 §	297,904	296,104
Nexeo Solutions LLC
5.000% due 09/08/17 §	790,230	755,658
Term B3
5.000% due 09/08/17 §	820,366	786,013
Pregis Corp 4.500% due 05/14/21 §	2,711,807	2,694,858
Quikrete Holdings Inc
(1st Lien)
4.000% due 09/28/20 §	3,098,659	3,072,516
(2nd Lien)
7.000% due 03/26/21 §	3,890,526	3,896,607
Summit Materials Cos I LLC Term B 4.250% due 07/17/22 §	497,500	492,992
Tekni-Plex Inc Term B 4.500% due 06/01/22 §	497,500	492,649

		33,917,668

Telecommunication Services - 2.7%

Level 3 Financing Inc
Term B
4.000% due 01/15/20 §	5,500,000	5,498,597
Term B2
3.500% due 05/31/22 §	2,365,000	2,330,017
T-Mobile USA Inc Term B 3.500% due 11/09/22 §	1,000,000	1,001,108

	Principal Amount	Value
WaveDivision Holdings LLC Term B 4.000% due 10/15/19 §	$2,480,818	$2,451,875
Zayo Group LLC Term B 3.750% due 05/06/21 §	992,500	979,031

		12,260,628

Utilities - 1.0%

PowerTeam Services LLC
(1st Lien)
4.250% due 05/06/20 §	3,196,962	3,118,371
(2nd Lien)
8.250% due 11/06/20 §	1,500,000	1,440,000

		4,558,371

Total Senior Loan Notes (Cost $441,676,791)		428,578,637

SHORT-TERM INVESTMENT - 5.9%

Repurchase Agreement - 5.9%

Fixed Income Clearing Corp 0.030% due 01/04/16 (Dated 12/31/15, repurchase price of $27,050,011; collateralized by U.S. Treasury Notes: 0.750% due 01/15/17 and value $27,593,813)	27,049,921	27,049,921

Total Short-Term Investment (Cost $27,049,921)		27,049,921

TOTAL INVESTMENTS - 103.0% (Cost $485,406,722)		472,305,952

OTHER ASSETS & LIABILITIES, NET - (3.0%)		(13,936,697)

NET ASSETS - 100.0%		$458,369,255

Notes to Schedule of Investments

(a)	As of December 31, 2015, the fund’s composition as a percentage of net assets was as follows:

Consumer Discretionary	29.7%
Industrials	28.4%
Information Technology	7.9%
Materials	7.8%
Consumer Staples	7.6%
Financials	6.7%
Short-Term Investment	5.9%
Health Care	5.3%
Others (each less than 3.0%)	3.7%

	103.0%
Other Assets & Liabilities, Net	(3.0%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2015:

		Total Value at December 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$16,677,394	$-	$16,677,394	$-
	Senior Loan Notes	428,578,637	-	428,578,637	-
	Short-Term Investment	27,049,921	-	27,049,921	-

	Total	$472,305,952	$-	$472,305,952	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

FLOATING RATE INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) for the year ended December 31, 2015:

Senior Loan Notes
Value, Beginning of Year	$7,062,277
Purchases	-
Sales (Includes Paydowns)	(4,241,028)
Accrued Discounts (Premiums)	5,000
Net Realized Gains (Loss)	(1,183,477)
Change in Net Unrealized Appreciation (Depreciation)	768,324
Transfers In	-
Transfers Out	(2,411,096)

Value, End of Year	$-

Change in Net Unrealized Appreciation (Depreciation) on Level 3 Investments Held at the End of Year, if Applicable	$-

During the year ended December 31, 2015, an investment with a value of $2,411,096 was transferred from Level 3 to Level 2 due to the investment being priced using multiple broker quotes versus being priced pursuant to single broker quotes that have unobservable market inputs.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments

December 31, 2015

	Shares	Value
CONVERTIBLE PREFERRED STOCKS - 0.0%

Consumer Discretionary - 0.0%

Education Management Corp Series A1 0.000% +	4,527	$60,798

Total Convertible Preferred Stocks (Cost $319,501)		60,798

COMMON STOCKS - 0.1%

Consumer Discretionary - 0.0%

Education Management LLC +	4,068,695	4
Nelson Education Ltd +	270,923	-

		4

Health Care - 0.1%

Millennium Health LLC +	46,636	404,801

Information Technology - 0.0%

IAP Worldwide Services Inc +	121	254,081

Utilities - 0.0%

EME Reorganization Trust	202,312	2,023

Total Common Stocks (Cost $756,039)		660,909

	Principal Amount

CORPORATE BONDS & NOTES - 5.0%

Consumer Discretionary - 1.3%

Acosta Inc 7.750% due 10/01/22 ~	$230,000	203,550
Altice Financing SA (Luxembourg) 6.625% due 02/15/23 ~	200,000	198,000
AMC Networks Inc 7.750% due 07/15/21	70,000	73,850
American Axle & Manufacturing Inc 5.125% due 02/15/19	30,000	30,413
American Tire Distributors Inc 10.250% due 03/01/22 ~	80,000	73,600
Argos Merger Sub Inc 7.125% due 03/15/23 ~	140,000	139,160
Cable One Inc 5.750% due 06/15/22 ~	30,000	29,925
CCO Holdings LLC
5.250% due 09/30/22	200,000	202,500
5.375% due 05/01/25 ~	155,000	154,612
6.500% due 04/30/21	1,000,000	1,041,875
CCOH Safari LLC 5.750% due 02/15/26 ~	85,000	85,425
Chinos Intermediate Holdings A Inc 7.750% PIK due 05/01/19 ~	60,000	15,300
Clear Channel Worldwide Holdings Inc 6.500% due 11/15/22	235,000	229,356
DISH DBS Corp
5.875% due 07/15/22	115,000	107,525
5.875% due 11/15/24	90,000	80,325
Dollar Tree Inc
5.250% due 03/01/20 ~	80,000	83,000
5.750% due 03/01/23 ~	280,000	293,300

	Principal Amount	Value
Hilton Worldwide Finance LLC 5.625% due 10/15/21	$145,000	$150,981
Hot Topic Inc 9.250% due 06/15/21 ~	195,000	173,550
iHeartCommunications Inc 11.250% due 03/01/21	60,000	42,225
L Brands Inc
5.625% due 02/15/22	195,000	207,431
6.875% due 11/01/35 ~	130,000	134,063
Laureate Education Inc 9.250% due 09/01/19 ~	555,000	346,181
Levi Strauss & Co 6.875% due 05/01/22	90,000	96,750
McGraw-Hill Global Education Holdings LLC 9.750% due 04/01/21	235,000	250,275
MGM Resorts International
6.000% due 03/15/23	105,000	104,475
6.625% due 12/15/21	155,000	159,456
7.750% due 03/15/22	365,000	389,181
MHGE Parent LLC 8.500% due 08/01/19 ~	45,000	44,719
Michaels Stores Inc 5.875% due 12/15/20 ~	55,000	56,925
National CineMedia LLC 6.000% due 04/15/22	60,000	62,550
NCL Corp Ltd
4.625% due 11/15/20 ~	85,000	83,659
5.250% due 11/15/19 ~	45,000	45,900
Neptune Finco Corp
10.125% due 01/15/23 ~	200,000	209,000
10.875% due 10/15/25 ~	200,000	210,000
Netflix Inc
5.500% due 02/15/22 ~	135,000	139,050
5.875% due 02/15/25 ~	190,000	195,700
New Red Finance Inc (Canada)
4.625% due 01/15/22 ~	105,000	105,525
6.000% due 04/01/22 ~	205,000	211,662
Numericable-SFR SAS (France)
4.875% due 05/15/19 ~	300,000	298,125
6.000% due 05/15/22 ~	205,000	199,362
Party City Holdings Inc 6.125% due 08/15/23 ~	150,000	146,250
Radio Systems Corp 8.375% due 11/01/19 ~	80,000	83,200
Regal Entertainment Group 5.750% due 03/15/22	45,000	45,169
Sabre GLBL Inc
5.250% due 11/15/23 ~	80,000	79,500
5.375% due 04/15/23 ~	35,000	35,000
Sally Holdings LLC
5.625% due 12/01/25	110,000	111,650
5.750% due 06/01/22	10,000	10,400
Sirius XM Radio Inc
5.875% due 10/01/20 ~	30,000	31,500
6.000% due 07/15/24 ~	120,000	125,700
Starz LLC 5.000% due 09/15/19	85,000	86,275
Station Casinos LLC 7.500% due 03/01/21	150,000	153,750
Studio City Finance Ltd (Hong Kong) 8.500% due 12/01/20 ~	250,000	242,500
Tempur Sealy International Inc
5.625% due 10/15/23 ~	70,000	71,050
6.875% due 12/15/20	70,000	73,675
The Hillman Group Inc 6.375% due 07/15/22 ~	115,000	96,025
The ServiceMaster Co LLC 7.450% due 08/15/27	80,000	80,000

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
TRI Pointe Holdings Inc
4.375% due 06/15/19	$75,000	$73,688
5.875% due 06/15/24	100,000	97,750
Tribune Media Co 5.875% due 07/15/22 ~	120,000	120,300
Univision Communications Inc 5.125% due 05/15/23 ~	55,000	53,213
Viking Cruises Ltd
6.250% due 05/15/25 ~	70,000	57,750
8.500% due 10/15/22 ~	130,000	123,825
Virgin Media Secured Finance PLC (United Kingdom) 5.250% due 01/15/26 ~	200,000	195,000
Vista Outdoor Inc 5.875% due 10/01/23 ~	70,000	72,100
Yum! Brands Inc
3.750% due 11/01/21	30,000	27,649
3.875% due 11/01/23	10,000	8,873
5.300% due 09/15/19	20,000	20,670

		9,280,923

Consumer Staples - 0.2%

Central Garden & Pet Co 6.125% due 11/15/23	110,000	111,650
Constellation Brands Inc
4.250% due 05/01/23	175,000	175,437
6.000% due 05/01/22	70,000	77,175
Dean Foods Co 6.500% due 03/15/23 ~	80,000	83,400
HRG Group Inc
7.875% due 07/15/19 ~	70,000	73,325
7.875% due 07/15/19	70,000	73,325
Pilgrim’s Pride Corp 5.750% due 03/15/25 ~	140,000	136,500
Post Holdings Inc
6.000% due 12/15/22 ~	50,000	49,188
6.750% due 12/01/21 ~	25,000	25,563
7.750% due 03/15/24 ~	70,000	73,500
8.000% due 07/15/25 ~	35,000	37,188
Reynolds Group Issuer Inc (New Zealand)
8.250% due 02/15/21	100,000	96,750
9.875% due 08/15/19	230,000	232,012
Rite Aid Corp 6.125% due 04/01/23 ~	190,000	197,362
Spectrum Brands Inc
5.750% due 07/15/25 ~	130,000	133,900
6.375% due 11/15/20	65,000	69,387
6.625% due 11/15/22	45,000	47,700
The WhiteWave Foods Co 5.375% due 10/01/22	35,000	37,100

		1,730,462

Energy - 0.5%

Antero Resources Corp
5.375% due 11/01/21	145,000	116,725
5.625% due 06/01/23 ~	55,000	43,175
Blue Racer Midstream LLC 6.125% due 11/15/22 ~	80,000	55,600
Bonanza Creek Energy Inc 6.750% due 04/15/21	110,000	67,100
Canbriam Energy Inc (Canada) 9.750% due 11/15/19 ~	50,000	48,250
Concho Resources Inc 5.500% due 04/01/23	365,000	339,450
CrownRock LP 7.750% due 02/15/23 ~	160,000	151,200
CVR Refining LLC 6.500% due 11/01/22	175,000	170,625
Denbury Resources Inc 5.500% due 05/01/22	30,000	10,109

	Principal Amount	Value
Endeavor Energy Resources LP
7.000% due 08/15/21 ~	$140,000	$125,300
8.125% due 09/15/23 ~	40,000	36,200
Energy Transfer Equity LP 5.875% due 01/15/24	160,000	131,200
EP Energy LLC 7.750% due 09/01/22	55,000	28,325
Gulfport Energy Corp
6.625% due 05/01/23	105,000	88,200
7.750% due 11/01/20	195,000	175,500
Halcon Resources Corp 8.625% due 02/01/20 ~	10,000	6,938
Laredo Petroleum Inc 7.375% due 05/01/22	40,000	37,000
Matador Resources Co 6.875% due 04/15/23	70,000	65,450
Memorial Resource Development Corp 5.875% due 07/01/22	200,000	176,000
Murphy Oil USA Inc 6.000% due 08/15/23	190,000	200,450
Newfield Exploration Co 5.625% due 07/01/24	160,000	137,200
Noble Energy Inc
5.625% due 05/01/21	90,000	88,137
5.875% due 06/01/22	120,000	114,305
Paramount Resources Ltd (Canada) 6.875% due 06/30/23 ~	55,000	43,725
PBF Logistics LP 6.875% due 05/15/23	75,000	68,625
Precision Drilling Corp (Canada) 6.500% due 12/15/21	5,000	3,875
RSP Permian Inc 6.625% due 10/01/22	130,000	120,250
Sabine Pass Liquefaction LLC
5.625% due 02/01/21	115,000	106,375
5.625% due 04/15/23	100,000	88,250
5.625% due 03/01/25 ~	175,000	148,750
5.750% due 05/15/24	200,000	175,000
Sabine Pass LNG LP 6.500% due 11/01/20	130,000	126,750
Seven Generations Energy Ltd (Canada)
6.750% due 05/01/23 ~	90,000	76,050
8.250% due 05/15/20 ~	210,000	190,050
Seventy Seven Energy Inc 6.500% due 07/15/22	55,000	8,938
SM Energy Co
6.125% due 11/15/22	35,000	25,900
6.500% due 01/01/23	95,000	70,300
Sunoco LP 6.375% due 04/01/23 ~	200,000	189,000
Tesoro Corp 5.375% due 10/01/22	115,000	115,719
Tesoro Logistics LP
5.500% due 10/15/19 ~	25,000	24,375
6.250% due 10/15/22 ~	65,000	61,912
Triangle USA Petroleum Corp 6.750% due 07/15/22 ~	60,000	18,600
Williams Partners LP 4.875% due 03/15/24	15,000	12,038

		4,086,921

Financials - 0.4%

Ally Financial Inc 8.000% due 12/31/18	500,000	548,750
CIT Group Inc 5.250% due 03/15/18	505,000	522,675
Communications Sales & Leasing Inc REIT 8.250% due 10/15/23	20,000	17,150
Equinix Inc REIT 5.875% due 01/15/26	125,000	129,063

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
ESH Hospitality Inc REIT 5.250% due 05/01/25 ~	$55,000	$53,900
General Motors Financial Co Inc
3.250% due 05/15/18	20,000	20,111
4.750% due 08/15/17	845,000	876,171
Greystar Real Estate Partners LLC 8.250% due 12/01/22 ~	80,000	83,400
Hub Holdings LLC 8.125% PIK due 07/15/19 ~	75,000	70,500
HUB International Ltd 7.875% due 10/01/21 ~	100,000	90,250
Navient Corp
5.000% due 10/26/20	45,000	39,600
5.500% due 01/15/19	175,000	164,062
5.875% due 10/25/24	55,000	44,206
Quicken Loans Inc 5.750% due 05/01/25 ~	55,000	52,594
RHP Hotel Properties LP REIT 5.000% due 04/15/23	55,000	55,275
USI Inc 7.750% due 01/15/21 ~	15,000	14,456
Wayne Merger Sub LLC 8.250% due 08/01/23 ~	75,000	70,688

		2,852,851

Health Care - 0.7%

Alere Inc
6.375% due 07/01/23 ~	115,000	107,813
6.500% due 06/15/20	60,000	57,900
Amsurg Corp
5.625% due 11/30/20	50,000	51,000
5.625% due 07/15/22	75,000	74,531
Capsugel SA 7.000% PIK due 05/15/19 ~	35,000	34,191
Centene Corp 4.750% due 05/15/22	35,000	34,038
CHS/Community Health Systems Inc
6.875% due 02/01/22	135,000	128,756
7.125% due 07/15/20	160,000	160,200
ConvaTec Finance International SA (Luxembourg) 8.250% PIK due 01/15/19 ~	200,000	186,750
DJO Finco Inc 8.125% due 06/15/21 ~	65,000	57,850
ExamWorks Group Inc 5.625% due 04/15/23	60,000	59,925
HCA Inc
5.875% due 02/15/26	100,000	100,625
6.500% due 02/15/20	25,000	27,300
7.500% due 02/15/22	835,000	928,937
HealthSouth Corp 5.750% due 11/01/24 ~	35,000	33,556
Hill-Rom Holdings Inc 5.750% due 09/01/23 ~	45,000	46,125
Hologic Inc 5.250% due 07/15/22 ~	120,000	122,850
Horizon Pharma Financing Inc 6.625% due 05/01/23 ~	220,000	196,900
IMS Health Inc 6.000% due 11/01/20 ~	100,000	103,250
Jaguar Holding Co II 6.375% due 08/01/23 ~	245,000	239,487
Kinetic Concepts Inc 10.500% due 11/01/18	250,000	244,375
Mallinckrodt International Finance SA
4.875% due 04/15/20 ~	50,000	48,375
5.500% due 04/15/25 ~	50,000	46,250
5.625% due 10/15/23 ~	160,000	152,800
MEDNAX Inc 5.250% due 12/01/23 ~	55,000	55,413

	Principal Amount	Value
MPH Acquisition Holdings LLC 6.625% due 04/01/22 ~	$225,000	$226,125
Surgical Care Affiliates Inc 6.000% due 04/01/23 ~	65,000	63,700
Team Health Inc 7.250% due 12/15/23 ~	145,000	150,438
Teleflex Inc 5.250% due 06/15/24	35,000	35,000
Tenet Healthcare Corp
6.000% due 10/01/20	70,000	74,025
6.750% due 06/15/23	35,000	32,528
8.125% due 04/01/22	145,000	145,363
Valeant Pharmaceuticals International 6.375% due 10/15/20 ~	195,000	189,150
Valeant Pharmaceuticals International Inc
5.500% due 03/01/23 ~	50,000	44,250
5.875% due 05/15/23 ~	195,000	175,012
6.125% due 04/15/25 ~	200,000	179,000
7.500% due 07/15/21 ~	75,000	75,188
WellCare Health Plans Inc 5.750% due 11/15/20	170,000	175,737

		4,864,713

Industrials - 0.7%

ADS Waste Holdings Inc 8.250% due 10/01/20	65,000	65,812
Aerojet Rocketdyne Holdings Inc 7.125% due 03/15/21	125,000	130,625
Air Medical Merger Sub Corp 6.375% due 05/15/23 ~	75,000	67,125
BlueLine Rental Finance Corp 7.000% due 02/01/19 ~	110,000	99,550
Builders FirstSource Inc 10.750% due 08/15/23 ~	65,000	64,837
Building Materials Corp of America
5.375% due 11/15/24 ~	125,000	125,312
6.000% due 10/15/25 ~	100,000	102,500
CBC Ammo LLC (Brazil) 7.250% due 11/15/21 ~	105,000	87,202
CEB Inc 5.625% due 06/15/23 ~	140,000	139,300
Clean Harbors Inc 5.125% due 06/01/21	45,000	45,788
Covanta Holding Corp
5.875% due 03/01/24	40,000	36,400
6.375% due 10/01/22	65,000	65,000
CSC Holdings LLC
5.250% due 06/01/24	15,000	13,200
6.750% due 11/15/21	100,000	98,500
8.625% due 02/15/19	35,000	37,363
Erickson Air-Crane Inc 6.000% due 11/02/20 +	84,818	36,879
Florida East Coast Holdings Corp 6.750% due 05/01/19 ~	35,000	32,113
FTI Consulting Inc 6.000% due 11/15/22	325,000	341,656
HD Supply Inc
5.250% due 12/15/21 ~	65,000	66,544
7.500% due 07/15/20	185,000	193,325
Huntington Ingalls Industries Inc 5.000% due 11/15/25 ~	30,000	30,525
Icahn Enterprises LP
3.500% due 03/15/17	65,000	65,488
6.000% due 08/01/20	60,000	60,729
IHS Inc 5.000% due 11/01/22	95,000	96,544
International Lease Finance Corp 4.625% due 04/15/21	25,000	25,688
Navistar International Corp 8.250% due 11/01/21	35,000	24,150

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
Nortek Inc 8.500% due 04/15/21	$55,000	$57,343
Orbital ATK Inc 5.250% due 10/01/21	60,000	60,600
Reliance Intermediate Holdings LP (Canada) 6.500% due 04/01/23 ~	200,000	209,000
Rexel SA (France) 5.250% due 06/15/20 ~	500,000	517,500
Sensata Technologies UK Financing Co PLC 6.250% due 02/15/26 ~	200,000	208,500
The Hertz Corp 6.250% due 10/15/22	180,000	187,200
The Manitowoc Co Inc 5.875% due 10/15/22	50,000	51,875
The Nielsen Co Luxembourg SARL 5.500% due 10/01/21 ~	50,000	51,438
TMS International Corp 7.625% due 10/15/21 ~	60,000	46,650
TransDigm Inc
6.000% due 07/15/22	125,000	122,812
6.500% due 07/15/24	120,000	119,940
7.500% due 07/15/21	20,000	20,800
United Rentals North America Inc
6.125% due 06/15/23	45,000	46,238
7.375% due 05/15/20	60,000	63,450
7.625% due 04/15/22	155,000	166,423
USG Corp
5.500% due 03/01/25 ~	15,000	15,281
5.875% due 11/01/21 ~	25,000	26,125
Vander Intermediate Holding II Corp 9.750% PIK due 02/01/19 ~	75,000	49,125
Watco Cos LLC 6.375% due 04/01/23 ~	50,000	49,500
XPO Logistics Inc
6.500% due 06/15/22 ~	135,000	125,381
7.875% due 09/01/19 ~	320,000	326,566
ZF North America Capital Inc (Germany) 4.500% due 04/29/22 ~	155,000	152,094

		4,825,996

Information Technology - 0.4%

Activision Blizzard Inc 6.125% due 09/15/23 ~	50,000	53,125
Alcatel-Lucent USA Inc (France)
6.750% due 11/15/20 ~	200,000	211,500
8.875% due 01/01/20 ~	280,000	297,850
Alliance Data Systems Corp 6.375% due 04/01/20 ~	55,000	55,756
Anixter Inc 5.500% due 03/01/23 ~	85,000	85,637
Audatex North America Inc 6.000% due 06/15/21 ~	100,000	101,125
CommScope Inc 4.375% due 06/15/20 ~	35,000	35,350
CommScope Technologies Finance LLC 6.000% due 06/15/25 ~	115,000	110,975
First Data Corp
5.000% due 01/15/24 ~	95,000	94,763
6.750% due 11/01/20 ~	169,000	177,661
7.000% due 12/01/23 ~	300,000	300,750
Infor Software Parent LLC 7.125% PIK due 05/01/21 ~	95,000	68,994
Infor US Inc
5.750% due 08/15/20 ~	70,000	70,700
6.500% due 05/15/22 ~	75,000	63,563
Informatica LLC 7.125% due 07/15/23 ~	90,000	81,900

	Principal Amount	Value
Micron Technology Inc
5.250% due 08/01/23 ~	$90,000	$81,225
5.625% due 01/15/26 ~	55,000	47,713
NeuStar Inc 4.500% due 01/15/23	200,000	161,200
Opal Acquisition Inc 8.875% due 12/15/21 ~	25,000	20,844
Plantronics Inc 5.500% due 05/31/23 ~	105,000	104,737
SS&C Technologies Holdings Inc 5.875% due 07/15/23 ~	105,000	108,675
Sungard Availability Services Capital Inc 8.750% due 04/01/22 ~	100,000	61,750
VeriSign Inc 5.250% due 04/01/25	200,000	201,500
Zebra Technologies Corp 7.250% due 10/15/22	170,000	178,075

		2,775,368

Materials - 0.2%

Alphabet Holding Co Inc 7.750% PIK due 11/01/17	185,000	180,837
ArcelorMittal (Luxembourg) 7.250% due 02/25/22	40,000	32,400
Ardagh Packaging Finance PLC (Ireland) 3.512% due 12/15/19 § ~	200,000	196,000
Ball Corp 4.375% due 12/15/20	110,000	111,925
Berry Plastics Corp 6.000% due 10/15/22 ~	45,000	46,013
Beverage Packaging Holdings II SA (New Zealand) 5.625% due 12/15/16 ~	20,000	19,825
Eldorado Gold Corp (Canada) 6.125% due 12/15/20 ~	215,000	189,200
IAMGOLD Corp (Canada) 6.750% due 10/01/20 ~	85,000	53,975
Imperial Metals Corp (Canada) 7.000% due 03/15/19 ~	105,000	93,975
Kissner Milling Co Ltd (Canada) 7.250% due 06/01/19 ~	145,000	136,662
New Gold Inc (Canada) 6.250% due 11/15/22 ~	90,000	72,000
Owens-Brockway Glass Container Inc
5.875% due 08/15/23 ~	120,000	122,025
6.375% due 08/15/25 ~	30,000	30,881
Platform Specialty Products Corp
6.500% due 02/01/22 ~	95,000	82,650
10.375% due 05/01/21 ~	30,000	30,000
SunCoke Energy Partners LP
7.375% due 02/01/20 ~	15,000	9,375
7.375% due 02/01/20	60,000	37,500
The Scotts Miracle-Gro Co 6.000% due 10/15/23 ~	30,000	31,425
Tronox Finance LLC
6.375% due 08/15/20	175,000	106,190
7.500% due 03/15/22 ~	40,000	23,300
WR Grace & Co
5.125% due 10/01/21 ~	55,000	55,688
5.625% due 10/01/24 ~	20,000	20,275

		1,682,121

Telecommunication Services - 0.4%

Avaya Inc 9.000% due 04/01/19 ~	80,000	61,800
CenturyLink Inc 6.750% due 12/01/23	80,000	75,300
Frontier Communications Corp
6.250% due 09/15/21	70,000	59,675
6.875% due 01/15/25	80,000	66,200

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
7.625% due 04/15/24	$15,000	$12,675
10.500% due 09/15/22 ~	30,000	29,887
11.000% due 09/15/25 ~	150,000	148,875
Intelsat Jackson Holdings SA (Luxembourg) 7.500% due 04/01/21	15,000	13,125
Intelsat Luxembourg SA (Luxembourg)
7.750% due 06/01/21	120,000	56,400
8.125% due 06/01/23	155,000	70,525
Level 3 Financing Inc 5.375% due 01/15/24 ~	45,000	45,337
SBA Telecommunications Inc 5.750% due 07/15/20	165,000	172,219
Sprint Capital Corp 8.750% due 03/15/32	15,000	11,288
Sprint Communications Inc
6.000% due 11/15/22	10,000	7,200
7.000% due 08/15/20	110,000	85,250
9.125% due 03/01/17	100,000	101,750
Sprint Corp
7.250% due 09/15/21	80,000	59,800
7.625% due 02/15/25	80,000	58,800
7.875% due 09/15/23	735,000	553,822
T-Mobile USA Inc
6.250% due 04/01/21	65,000	67,275
6.464% due 04/28/19	200,000	206,464
6.500% due 01/15/26	245,000	247,938
6.625% due 04/01/23	55,000	56,237
6.633% due 04/28/21	70,000	73,325
6.731% due 04/28/22	25,000	26,125
Windstream Services LLC
6.375% due 08/01/23	160,000	115,800
7.750% due 10/01/21	355,000	281,116

		2,764,208

Utilities - 0.2%

AES Corp 5.500% due 03/15/24	45,000	40,388
AmeriGas Finance LLC 7.000% due 05/20/22	215,000	209,087
Calpine Corp
5.375% due 01/15/23	170,000	153,425
5.750% due 01/15/25	55,000	48,744
Dynegy Inc
6.750% due 11/01/19	135,000	127,575
7.375% due 11/01/22	105,000	91,875
7.625% due 11/01/24	90,000	77,382
NRG Energy Inc 8.250% due 09/01/20	595,000	580,125
Terraform Global Operating LLC 9.750% due 08/15/22 ~	50,000	40,125

		1,368,726

Total Corporate Bonds & Notes (Cost $38,180,141)		36,232,289

SENIOR LOAN NOTES - 89.2%

Consumer Discretionary - 25.3%

99 Cents Only Stores LLC 4.500% due 01/11/19 §	1,503,964	992,616
Acosta Holdco Inc 4.250% due 09/26/21 §	2,772,070	2,650,099
Affinia Group Intermediate Holdings Inc Term B2 4.750% due 04/27/20 §	399,160	399,534
Affinity Gaming LLC Term B 5.250% due 11/09/17 §	456,863	457,434
ALM Media Holdings Inc (1st Lien) 5.500% due 07/31/20 § +	363,281	327,970

	Principal Amount	Value
Altice US Finance I Corp (Luxembourg) 4.250% due 12/22/22 §	$2,427,881	$2,377,049
Amaya Holdings BV (1st Lien) (Netherlands) 5.000% due 08/01/21 §	3,885,278	3,639,211
AMC Entertainment Inc 4.000% due 12/15/22 §	1,845,375	1,845,606
Ancestry.com Inc Term B 5.000% due 08/17/22 §	1,321,688	1,316,731
Answers Corp (1st Lien) 6.250% due 10/03/21 §	1,833,733	1,256,107
AP NMT Acquisition BV (1st Lien) (Netherlands) 6.750% due 08/13/21 §	370,313	331,430
Aramark Services Inc
1.847% due 07/26/16 §	71,402	70,374
1.850% due 07/26/16 §	39,409	39,027
Ascena Retail Group Inc Term B 5.250% due 08/21/22 §	1,425,000	1,339,500
Ascend Learning LLC Term B 5.500% due 07/31/19 §	1,004,500	1,002,407
Asurion LLC (2nd Lien) 8.500% due 03/03/21 §	1,925,000	1,651,891
Term B1
5.000% due 05/24/19 §	3,226,602	3,051,155
Term B4
5.000% due 08/04/22 §	4,079,500	3,770,139
Auction.com LLC Term B 6.000% due 05/08/22 §	893,250	885,434
Bass Pro Group LLC 4.000% due 06/05/20 §	1,955,760	1,884,864
Block Communications Inc Term B 4.000% due 11/07/21 §	197,500	196,019
Boyd Gaming Corp Term B 4.000% due 08/14/20 §	324,778	323,676
Caesars Entertainment Operating Co Term B6 0.000% due 03/01/17 § Y	1,122,078	987,428
Campaign Monitor Finance Property Ltd (1st Lien) (Australia) 6.250% due 03/18/21 §	585,431	576,649
CCO Safari III LLC 3.500% due 01/24/23 §	1,800,000	1,798,650
CDS U.S. Intermediate Holdings Inc (1st Lien) 5.000% due 07/08/22 §	374,063	353,957
Centerplate Inc Term A 4.754% due 11/26/19 §	511,883	508,043
Chrysler Group LLC Term B
3.250% due 12/31/18 §	1,694,813	1,682,313
3.500% due 05/24/17 §	3,937,238	3,930,249
CityCenter Holdings LLC Term B 4.250% due 10/16/20 §	620,838	618,122
Clear Channel Communications Inc Term E 7.924% due 07/30/19 §	354,610	250,296
ClubCorp Club Operations Inc due 12/15/22 µ	1,625,000	1,618,906
CS Intermediate Holdco 2 LLC Term B 4.000% due 04/04/21 §	517,125	510,445
Cumulus Media Holdings Inc 4.250% due 12/23/20 §	3,223,821	2,455,478
David’s Bridal Inc Term B 5.250% due 10/11/19 §	716,584	600,498
Dayco Products LLC Term B 5.250% due 12/12/19 §	1,301,526	1,290,951
Dollar Tree Inc Term B1 3.500% due 07/06/22 §	2,340,653	2,337,308
Education Management LLC
Term A
5.500% due 07/02/20 § +	339,553	156,127
Term B
8.500% due 07/02/20 § +	594,490	146,839

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
Entercom Radio LLC Term B 4.000% due 11/23/18 §	$485,500	$483,072
Entravision Communications Corp 3.500% due 05/31/20 §	485,396	474,070
Evergreen Acquisition Co 1 LP 5.000% due 07/09/19 §	1,745,361	1,421,378
Extreme Reach Inc (1st Lien) 6.750% due 02/07/20 §	525,832	518,601
Federal-Mogul Holdings Corp Term C 4.750% due 04/15/21 §	3,135,313	2,773,184
Fender Musical Instruments Corp Term B 5.750% due 04/03/19 §	278,250	275,377
Flint Group GmbH Term C (Germany) 4.500% due 09/07/21 §	133,083	130,005
Flint Group US LLC Term B2 (1st Lien) 4.500% due 09/07/21 §	805,042	779,549
Four Seasons Holdings Inc (1st Lien) (Canada) 3.500% due 06/27/20 §	561,019	554,006
General Nutrition Centers Inc 3.250% due 03/04/19 §	5,025,371	4,906,019
Getty Images Inc Term B 4.750% due 10/18/19 §	4,695,761	2,978,873
Go Daddy Operating Co LLC Term B 4.250% due 05/13/21 §	2,706,074	2,693,672
Golden Nugget Inc
5.500% due 11/21/19 §	107,156	106,486
Term B
5.500% due 11/21/19 §	250,031	248,469
Gray Television Inc Term B 3.750% due 06/10/21 §	222,575	220,405
Harbor Freight Tools USA Inc (1st Lien) 4.750% due 07/26/19 §	819,000	821,355
Hilton Worldwide Finance LLC Term B2 3.500% due 10/26/20 §	4,244,649	4,240,935
Horizon Global Corp Term B 7.000% due 06/30/21 §	414,375	399,872
Hubbard Radio LLC Term B 4.250% due 05/27/22 §	576,389	537,483
iHeartCommunications Inc Term D 7.174% due 01/30/19 §	1,102,586	777,323
Information Resources Inc Term B 4.750% due 09/30/20 §	953,063	951,452
J. Crew Group Inc Term B 4.000% due 03/05/21 §	2,339,375	1,521,569
Jo-Ann Stores Inc 4.000% due 03/16/18 §	2,397,260	2,241,438
Kasima LLC Term B 3.250% due 05/17/21 §	529,963	526,872
Knowledge Universe Education LLC (1st Lien) 6.000% due 07/28/22 §	972,563	948,248
La Quinta Intermediate Holdings LLC Term B 3.750% due 04/14/21 §	788,348	770,282
Landry’s Inc Term B 4.000% due 04/24/18 §	1,704,205	1,698,080
Laureate Education Inc Term B 5.000% due 06/15/18 §	3,365,453	2,826,980
Libbey Glass Inc Term B 3.750% due 04/09/21 §	320,125	316,123
Live Nation Entertainment Inc Term B1 3.500% due 08/16/20 §	1,999,465	1,997,799
LTF Merger Sub Inc Term B 4.250% due 06/10/22 §	1,169,125	1,139,887
MCC Iowa LLC
Term H
3.250% due 01/29/21 §	780,000	771,225
Term J
3.750% due 06/30/21 §	763,375	757,968

	Principal Amount	Value
Mediacom Illinois LLC
Term E
3.390% due 10/23/17 §	$1,397,504	$1,389,049
Term G
3.500% due 06/30/21 §	419,688	415,575
MGM Resorts International Term B 3.500% due 12/20/19 §	1,966,985	1,945,472
MGOC Inc Term B 4.000% due 07/31/20 §	1,079,224	1,067,623
MH Sub I LLC (1st Lien) 4.750% due 07/08/21 §	1,036,977	1,007,164
Michaels Stores Inc
Term B
3.750% due 01/28/20 §	2,032,875	2,014,071
Term B2
4.000% due 01/28/20 §	689,375	686,466
Mission Broadcasting Inc Term B2 3.750% due 10/01/20 §	743,802	740,083
MPG Holdco I Inc Term B 3.750% due 10/20/21 §	1,768,019	1,731,080
Nelson Education (Canada)
due 10/01/20 µ +	21,653	17,273
6.000% due 10/01/20 § +	1,593,663	1,269,448
Neptune Finco Corp Term B 5.000% due 10/09/22 §	3,375,000	3,374,700
New Red Finance Term B2 (Canada) 3.750% due 12/12/21 §	3,966,521	3,947,930
Nexstar Broadcasting Inc Term B2 3.750% due 10/01/20 §	843,484	839,266
Nord Anglia Education Finance LLC 5.000% due 03/31/21 §	1,923,237	1,875,156
NPC International Inc Term B 4.750% due 12/28/18 §	818,125	810,966
Numericable Group SA 4.563% due 07/31/22 §	325,000	312,000
Numericable U.S. LLC (France)
Term B1
4.500% due 05/21/20 §	981,966	949,132
Term B2
4.500% due 05/21/20 §	849,534	821,128
P.F. Chang’s China Bistro Inc Term B 4.250% due 07/02/19 §	1,430,997	1,366,602
Party City Holdings Inc Term B 4.250% due 08/19/22 §	2,344,125	2,281,860
Penton Media Inc 4.750% due 10/03/19 §	482,058	479,648
Petco Animal Supplies Inc 4.000% due 11/24/17 §	2,089,026	2,085,475
PetSmart Inc Term B 4.250% due 03/11/22 §	3,805,875	3,718,458
Pier 1 Imports Inc Term B 4.500% due 04/30/21 §	418,625	385,135
Pilot Travel Centers LLC Term B 3.750% due 10/01/21 §	1,236,272	1,240,908
Pinnacle Entertainment Inc Term B2 3.750% due 08/13/20 §	212,949	212,632
Playa Resorts Holding BV Term B (Netherlands) 4.000% due 08/09/19 §	366,563	356,482
ProQuest LLC Term B 5.750% due 10/24/21 §	569,241	554,298
Raycom TV Broadcasting LLC Term B 3.750% due 08/04/21 §	1,077,609	1,072,221
Renaissance Learning Inc (1st Lien) 4.500% due 04/09/21 §	2,529,938	2,429,795
Rent-A-Center Inc Term B 3.750% due 03/19/21 §	417,563	392,509
RGIS Services LLC Term C 5.500% due 10/18/17 §	1,995,403	1,471,610

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
Sabre Inc Term B 4.000% due 02/19/19 §	$1,333,750	$1,322,080
Scientific Games International Inc
Term B1
6.000% due 10/18/20 §	2,866,500	2,643,630
Term B2
6.000% due 10/01/21 §	717,750	657,638
SeaWorld Parks & Entertainment Inc Term B2 3.000% due 05/14/20 §	2,065,062	1,939,868
Seminole Hard Rock Entertainment Inc Term B 3.500% due 05/14/20 §	219,375	215,536
Serta Simmons Holdings LLC 4.250% due 10/01/19 §	1,638,415	1,633,295
ServiceMaster Co Term B 4.250% due 07/01/21 §	2,024,375	2,011,723
Sinclair Television Group Inc 3.500% due 07/30/21 §	1,492,500	1,482,549
Term B
3.000% due 04/09/20 §	680,780	672,555
Sonifi Solutions Inc Term C 6.750% due 03/28/18 § +	646,752	113,182
Spin Holdco Inc Term B 4.250% due 11/14/19 §	1,296,489	1,249,897
Springer Science+Business Media Deutschland GmbH Term B9 (Germany) 4.750% due 08/14/20 §	2,845,064	2,734,818
SRAM LLC Term B 4.016% due 04/10/20 §	1,865,462	1,548,333
STS Operating Inc 4.750% due 02/12/21 §	245,625	232,116
SurveyMonkey Inc Term B 6.250% due 02/05/19 §	620,024	609,173
Tempur-Pedic International Inc Term B 3.500% due 03/18/20 §	325,570	325,519
The Brickman Group Ltd LLC (1st Lien) 4.000% due 12/18/20 §	661,525	642,868
The Goodyear Tire & Rubber Co (2nd Lien) 3.750% due 04/30/19 §	3,185,000	3,191,609
The Men’s Wearhouse Inc Term B 4.500% due 06/18/21 §	720,580	641,916
The Neiman Marcus Group Inc 4.250% due 10/25/20 §	3,381,151	3,001,830
The Pep Boys-Manny Moe & Jack Term B 5.500% due 10/11/18 §	509,250	509,084
TI Group Automotive Systems LLC 4.500% due 06/30/22 §	1,044,478	1,023,588
Tower Automotive Holdings USA LLC 4.000% due 04/23/20 §	805,003	772,803
Town Sports International Inc Term B 4.500% due 11/15/20 §	938,985	380,289
Travelport Finance SARL Term B (Luxembourg) 5.750% due 09/02/21 §	990,000	971,232
Tropicana Entertainment Inc 4.000% due 11/27/20 §	293,250	291,784
TWCC Holding Corp
5.750% due 02/11/20 §	2,677,095	2,678,351
(2nd Lien)
7.000% due 06/26/20 §	575,000	574,102
Univision Communications Inc Term C4 4.000% due 03/01/20 §	4,309,950	4,228,242
Virgin Media Investment Holdings Ltd Term F (United Kingdom) 3.500% due 06/30/23 §	2,315,227	2,269,888
Visteon Corp Term B 3.500% due 04/09/21 §	495,833	492,502
WASH Multifamily Laundry Systems LLC (1st Lien) 4.250% due 05/14/22 §	273,625	267,297

	Principal Amount	Value
Weight Watchers International Inc Term B2 4.000% due 04/02/20 §	$4,726,350	$3,479,775
WMG Acquisition Corp 3.750% due 07/01/20 §	2,844,574	2,703,768
Zuffa LLC Term B 3.750% due 02/25/20 §	1,473,434	1,439,545

		183,652,189

Consumer Staples - 6.6%

AdvancePierre Foods Inc 5.750% due 07/10/17 §	2,879,918	2,879,198
Albertson’s LLC
Term B2
5.500% due 03/21/19 §	1,082,342	1,078,358
Term B3
5.125% due 08/25/19 §	1,804,688	1,790,024
Term B4
5.500% due 08/25/21 §	3,027,125	3,006,314
Blue Buffalo Co Ltd Term B3 3.750% due 08/08/19 §	1,972,001	1,967,071
Charger OpCo BV Term B1 (Netherlands) 4.250% due 07/02/22 §	1,794,503	1,784,409
Clearwater Seafoods Ltd Partnership Term B (Canada) 4.750% due 06/26/19 §	426,723	425,478
Coty Inc Term B 3.750% due 10/27/22 §	750,000	750,469
Crossmark Holdings Inc (1st Lien) 4.500% due 12/20/19 §	365,578	274,183
Darling International Inc Term B 3.250% due 01/06/21 §	564,938	553,639
Del Monte Foods Inc (1st Lien) 4.255% due 02/18/21 §	1,058,656	1,019,838
Diamond Foods Inc 4.250% due 08/20/18 §	144,091	143,888
Dole Food Co Inc 4.500% due 11/01/18 §	3,390,038	3,373,088
Flavors Holdings Inc (1st Lien) 6.750% due 04/03/20 §	632,813	566,367
Galleria Co Term B due 10/22/22 µ	1,500,000	1,489,688
High Liner Foods Inc Term B (Canada) 4.250% due 04/24/21 §	1,179,000	1,164,263
JBS USA LLC
3.750% due 05/25/18 §	3,525,078	3,512,962
3.750% due 09/18/20 §	1,246,313	1,239,302
Term B
4.000% due 10/30/22 §	575,000	566,907
KIK Custom Products Inc Term B 6.000% due 08/26/22 §	1,346,625	1,296,127
NBTY Inc Term B2 3.500% due 10/01/17 §	2,214,684	2,168,315
Post Holdings Inc 3.750% due 06/02/21 §	224,453	224,358
Revlon Consumer Products Corp 4.000% due 10/08/19 §	914,258	911,687
Reynolds Group Holdings Inc 4.500% due 12/01/18 §	4,065,561	4,030,939
Rite Aid Corp (2nd Lien) 5.750% due 08/21/20 §	525,000	527,734
Spectrum Brands Inc 3.500% due 06/23/22 §	1,624,766	1,621,285
Supervalu Inc Term B 4.500% due 03/21/19 §	4,925,884	4,868,157
The Sun Products Corp 5.500% due 03/23/20 §	2,353,859	2,212,628
US Foods Inc 4.500% due 03/31/19 §	2,608,125	2,586,934

		48,033,610

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
Energy - 2.7%

Alpha Natural Resources LLC
10.000% due 01/31/17 §	$100,000	$95,500
Term B
3.500% due 05/22/20 § Y	635,375	285,390
Arch Coal Inc Term B 6.250% due 05/16/18 §	2,300,629	1,062,124
Bronco Midstream Funding LLC Term B 5.000% due 08/15/20 §	1,194,884	985,779
CITGO Holding Inc Term B 9.500% due 05/12/18 §	761,702	760,750
Citgo Petroleum Corp Term B 4.500% due 07/29/21 §	814,688	790,247
Crestwood Holdings LLC Term B1 7.000% due 06/19/19 §	1,181,304	750,128
Drillships Ocean Ventures Inc Term B 5.500% due 07/25/21 §	888,750	426,600
Energy Transfer Equity LP
3.250% due 12/02/19 §	1,325,000	1,196,916
4.000% due 12/02/19 §	302,059	275,440
Fieldwood Energy LLC (1st Lien) 3.875% due 09/28/18 §	2,796,218	1,915,409
(2nd Lien)
8.375% due 09/30/20 §	550,000	86,625
Invenergy Thermal Operating I LLC Term B 6.500% due 10/07/22 §	174,563	169,326
MEG Energy Corp (Canada) 3.750% due 03/31/20 §	5,807,425	5,096,015
Paragon Offshore Finance Co Term B (Cayman) 3.750% due 07/18/21 §	715,938	209,412
Samson Investment Co (2nd Lien) 0.000% due 09/25/18 § Y	950,000	47,500
Seadrill Partners Finco LLC Term B 4.000% due 02/21/21 §	3,039,903	1,257,760
Seventy Seven Operating LLC Term B 3.750% due 06/25/21 §	443,250	325,420
Sheridan Investment Partners II LP
Term A
4.250% due 12/16/20 §	77,263	45,006
Term B
4.250% due 12/16/20 §	555,422	323,533
Term M
4.250% due 12/16/20 §	28,815	16,785
Sheridan Production Partners I LLC
Term B2
4.250% due 10/01/19 §	2,232,487	1,317,167
Term B2 I-A
4.250% due 10/01/19 §	295,823	174,536
Term B2 I-M
4.250% due 10/01/19 §	180,690	106,607
Southcross Holdings Borrower LP Term B 6.000% due 08/04/21 §	344,750	187,027
Targa Resources Inc Term B 5.750% due 02/25/22 §	204,651	199,023
Tervita Corp (Canada) 6.250% due 05/15/18 §	1,582,382	1,231,620

		19,337,645

Financials - 6.5%

Alliant Holdings I Inc Term B 4.500% due 08/12/22 §	1,616,875	1,586,054
Altisource Solutions SARL Term B (Luxembourg) 4.500% due 12/09/20 §	1,538,830	1,346,476
American Capital Ltd 3.500% due 08/22/17 §	698,250	695,632
AmWINS Group LLC 5.250% due 09/06/19 §	4,263,960	4,261,675

	Principal Amount	Value
Armor Holding II LLC (1st Lien) 5.750% due 06/26/20 §	$524,735	$509,977
AssuredPartners Inc (1st Lien) 5.750% due 10/21/22 §	650,000	647,562
Astro AB Borrower Inc (1st Lien) 5.500% due 04/30/22 §	248,750	246,418
CGSC of Delaware Holding Corp (1st Lien) 5.000% due 04/16/20 §	536,250	517,481
Citco Funding LLC 4.250% due 06/29/18 §	2,513,951	2,500,333
Clipper Acquisitions Corp Term B 3.000% due 02/06/20 §	606,375	594,247
Corporate Capital Trust Inc Term B 4.000% due 05/15/19 §	835,125	825,187
Cunningham Lindsey U.S. Inc (1st Lien) 5.000% due 12/10/19 §	903,358	618,800
DTZ U.S. Borrower LLC (1st Lien) 4.250% due 11/04/21 §	2,238,750	2,188,378
Grosvenor Capital Management Holdings LLP Term B 3.750% due 01/04/21 §	1,832,373	1,768,240
Guggenheim Partners LLC 4.250% due 07/22/20 §	1,078,389	1,073,896
Hamilton Lane Advisors LLC Term B 4.250% due 07/09/22 §	448,875	446,631
Harbourvest Partners LLC 3.250% due 02/04/21 §	1,633,036	1,624,871
Hub International Ltd Term B 4.000% due 10/02/20 §	2,224,012	2,098,911
ION Trading Technologies SARL Term B1 (Ireland) 4.250% due 06/10/21 §	1,433,173	1,390,178
IPC Corp Term B 5.500% due 08/06/21 §	1,364,688	1,289,630
LPL Holdings Inc Term B 4.250% due 03/29/21 §	2,786,306	2,765,409
MCS AMS Sub-Holdings LLC Term B 7.500% due 10/15/19 §	412,656	338,378
Medley LLC 6.500% due 06/15/19 § +	410,227	416,381
MIP Delaware LLC Term B1 4.000% due 03/09/20 §	537,728	534,367
NXT Capital Inc
6.250% due 09/04/18 §	570,622	570,608
Term B
6.250% due 09/04/18 §	684,741	684,724
Ocwen Financial Corp 5.500% due 02/15/18 §	1,447,030	1,447,483
PGX Holdings Inc (1st Lien) 5.750% due 09/29/20 §	451,674	449,416
RCS Capital Corp (1st Lien) 7.500% due 04/29/19 § +	2,671,729	1,870,210
RE/MAX International Inc Term B 4.250% due 07/31/20 §	1,585,841	1,560,071
RHP Hotel Properties LP REIT Term B 3.500% due 01/15/21 §	566,375	565,755
Salient Partners LP 7.500% due 05/19/21 §	689,500	668,815
Starwood Property Trust Inc Term B 3.500% due 04/17/20 §	561,998	551,811
USI Inc Term B 4.250% due 12/27/19 §	4,310,184	4,166,065
Walker & Dunlop Inc Term B 5.250% due 12/11/20 §	2,993,064	3,000,547
Walter Investment Management Corp 4.750% due 12/19/20 §	1,445,417	1,252,093

		47,072,710

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
Health Care - 13.1%

Acadia Healthcare Co Inc Term B 4.250% due 02/11/22 §	$198,000	$198,495
ADMI Corp Term B 5.500% due 04/30/22 §	995,000	995,415
Akorn Inc Term B 6.000% due 04/16/21 §	864,063	843,541
Albany Molecular Research Inc Term B 5.750% due 07/16/21 §	598,500	595,508
Alere Inc Term B 4.250% due 06/18/22 §	1,414,080	1,403,979
Alkermes Inc 3.500% due 09/18/19 §	412,218	410,930
Alliance HealthCare Services Inc Term B 4.250% due 06/03/19 §	2,452,462	2,342,101
AMAG Pharmaceuticals Inc (1st Lien) 4.750% due 08/13/21 §	913,438	882,038
Amneal Pharmaceuticals LLC 4.501% due 11/01/19 §	2,593,775	2,546,763
Amsurg Corp Term B (1st Lien) 3.500% due 07/16/21 §	517,125	513,390
Ardent Legacy Acquisitions Inc Term B 6.500% due 07/21/21 §	448,875	446,631
ATI Holdings Inc 5.250% due 12/20/19 §	485,433	482,703
Auris Luxembourg III SARL Term B4 4.250% due 01/15/22 §	620,320	617,865
BSN Medical Inc Term B1B 4.000% due 08/28/19 §	667,812	657,795
CareCore National LLC Term B 5.500% due 03/05/21 §	1,954,168	1,670,814
CHG Healthcare Services Inc 4.250% due 11/19/19 §	2,744,839	2,700,235
Community Health Systems Inc
Term F
3.657% due 12/31/18 §	1,303,845	1,287,314
Term G
3.750% due 12/31/19 §	1,924,252	1,878,851
Term H
4.000% due 01/27/21 §	3,540,573	3,484,147
Concentra Inc (1st Lien) 4.001% due 06/01/22 §	273,625	272,257
Convatec Inc 4.250% due 06/15/20 §	1,247,295	1,229,885
CPI Buyer LLC (1st Lien) 5.500% due 08/18/21 §	1,185,869	1,141,399
DaVita HealthCare Partners Inc Term B 3.500% due 06/24/21 §	2,708,750	2,700,610
DJO Finance LLC 4.250% due 06/08/20 §	1,745,625	1,700,530
DPx Holdings BV (Netherlands) 4.250% due 03/11/21 §	714,125	690,023
Endo Luxembourg Finance Co I SARL Term B (Luxembourg) 3.750% due 09/26/22 §	2,300,000	2,273,647
Envision Healthcare Corp 4.250% due 05/25/18 §	1,939,018	1,932,959
Global Healthcare Exchange LLC Term B 5.500% due 08/15/22 §	922,688	917,209
Greatbatch Inc Term B 5.250% due 10/27/22 §	825,000	820,618
Grifols Worldwide Operations USA Inc Term B 3.424% due 02/27/21 §	3,807,188	3,776,730
Hill-Rom Holdings Inc Term B 3.500% due 09/08/22 §	1,215,625	1,217,137
Horizon Pharma Inc Term B 4.500% due 05/07/21 §	2,164,125	2,028,867
Iasis Healthcare LLC Term B2 4.500% due 05/03/18 §	2,025,178	1,991,763

	Principal Amount	Value
IMS Health Inc 3.500% due 03/17/21 §	$4,349,554	$4,233,564
Indivior Finance SARL Term B (Luxembourg) 7.000% due 12/19/19 §	783,750	742,603
inVentiv Health Inc
Term B3
7.750% due 05/15/18 §	886,350	874,532
Term B4
7.750% due 05/15/18 §	1,314,486	1,296,960
Jaguar Holding Co II Term B 4.250% due 08/18/22 §	3,781,000	3,683,639
Kindred Healthcare Inc 4.250% due 04/09/21 §	3,152,000	3,041,680
Kinetic Concepts Inc Term E1 4.500% due 05/04/18 §	4,419,060	4,260,712
LHP Hospital Group Inc 9.000% due 07/03/18 §	928,973	910,393
Mallinckrodt International Finance SA (Luxembourg)
Term B
3.250% due 03/19/21 §	1,228,125	1,194,352
Term B1
3.500% due 03/19/21 §	938,125	918,776
MedAssets Inc Term B 4.000% due 12/13/19 §	402,568	400,555
MMM Holdings Inc 9.750% due 12/12/17 §	601,428	330,786
MSO of Puerto Rico Inc 9.750% due 12/12/17 §	437,235	240,479
National Mentor Holdings Inc Term B 4.250% due 01/31/21 §	442,125	430,888
New Millennium HoldCo Inc 7.500% due 12/21/20 § +	1,596,396	1,460,862
Onex Carestream Finance LP (1st Lien) 5.000% due 06/07/19 §	1,937,992	1,783,761
Ortho-Clinical Diagnostics Inc Term B 4.750% due 06/30/21 §	2,733,375	2,333,619
Physio-Control International Inc (1st Lien) 5.500% due 06/06/22 §	400,000	393,500
PRA Holdings Inc (1st Lien) 4.500% due 09/23/20 §	793,511	786,320
Prestige Brands Inc Term B3 3.500% due 09/03/21 §	675,550	672,735
Quintiles Transnational Corp Term B 3.250% due 05/12/22 §	1,268,625	1,267,832
Radnet Management Inc Term B 4.271% due 10/10/18 §	2,112,634	2,096,789
RCHP Inc (1st Lien) 6.000% due 04/23/19 §	1,634,178	1,615,112
Sage Products Holdings III LLC Term B 4.250% due 12/13/19 §	1,014,226	1,003,239
Select Medical Corp Series E Term B 5.000% due 06/01/18 §	1,158,649	1,155,028
Sterigenics-Nordion Holdings LLC Term B 4.250% due 05/15/22 §	623,438	607,852
Steward Health Care System LLC Term B 6.750% due 04/12/20 §	982,368	957,809
Truven Health Analytics Inc Term B 4.500% due 06/06/19 §	1,862,679	1,788,172
Valeant Pharmaceuticals International Inc (Canada) Series C2 Term B
3.750% due 12/11/19 §	1,961,425	1,893,389
Series E Term B
3.750% due 08/05/20 §	3,184,786	3,063,366
Series F1 Term B
4.000% due 04/01/22 §	2,878,250	2,780,510

		94,871,963

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
Industrials - 12.1%

ABC Supply Co Inc 3.500% due 04/16/20 §	$1,088,500	$1,079,792
ADS Waste Holdings Inc 3.750% due 10/09/19 §	2,106,875	2,057,363
AlixPartners LLP Term B 4.500% due 07/28/22 §	523,688	520,414
Allison Transmission Inc Term B3 3.500% due 08/23/19 §	1,910,137	1,902,632
Ameriforge Group Inc (1st Lien) 5.000% due 12/19/19 §	1,169,873	362,661
Apex Tool Group LLC Term B 4.500% due 01/31/20 §	2,762,010	2,642,324
Atlantic Aviation FBO Inc Term B 3.250% due 06/01/20 §	512,809	508,322
BakerCorp International Inc 4.250% due 02/14/20 §	1,006,521	875,673
BE Aerospace Inc Term B 4.000% due 12/16/21 §	797,455	799,199
Bombardier Recreational Products Inc Term B (Canada) 3.750% due 01/30/19 §	2,598,514	2,575,128
Brock Holdings III Inc Term B 6.000% due 03/16/17 §	1,325,403	1,238,424
Ceridian LLC 4.500% due 09/15/20 §	477,352	409,926
CPG International Inc 4.750% due 09/30/20 §	1,471,162	1,390,248
CPM Holdings Inc Term B 6.000% due 04/11/22 §	223,875	222,616
Delachaux SA Term B2 (France) 4.500% due 10/28/21 §	357,897	356,555
Delos Finance SARL Term B (Luxembourg) 3.500% due 03/06/21 §	2,000,000	1,995,250
Doosan Infracore International Inc Term B 4.500% due 05/28/21 §	3,166,534	3,126,953
Dynacast International LLC Term B 4.500% due 01/28/22 §	496,250	483,844
Electrical Components International Inc Term B 5.750% due 05/28/21 §	320,129	318,129
Emerald Expositions Holding Inc Term B 4.750% due 06/17/20 §	764,066	754,515
EnergySolutions LLC 6.750% due 05/29/20 §	703,393	545,129
EWT Holdings III Corp (1st Lien) 4.750% due 01/15/21 §	318,500	313,723
Filtration Group Corp (1st Lien) 4.250% due 11/21/20 §	217,291	211,406
Floatel International Ltd Term B (Norway) 6.000% due 06/27/20 §	933,375	422,352
Flying Fortress Inc 3.500% due 04/30/20 §	2,513,333	2,507,573
Garda World Security Corp (Canada)
4.004% due 11/06/20 §	289,963	277,912
Term B
4.004% due 11/06/20 §	1,630,955	1,563,169
Gardner Denver Inc 4.250% due 07/30/20 §	3,228,107	2,917,402
Gates Global Inc Term B 4.250% due 07/05/21 §	3,268,675	3,075,277
Generac Power Systems Inc Term B 3.500% due 05/31/20 §	1,113,000	1,091,436
Granite Acquisition Inc
Term B
5.000% due 12/19/21 §	2,086,207	1,874,978
Term C
5.000% due 12/19/21 §	92,720	83,332

	Principal Amount	Value
Husky Injection Molding Systems Ltd (1st Lien) (Canada) 4.250% due 06/30/21 §	$2,333,180	$2,254,436
IG Investment Holdings LLC Term B 6.000% due 10/29/21 §	1,978,285	1,968,393
JMC Steel Group Inc 4.750% due 04/01/17 §	4,939,910	4,797,888
KAR Auction Services Inc Term B2 3.500% due 03/11/21 §	2,410,995	2,409,488
Kenan Advantage Group Inc
4.000% due 07/31/22 §	307,739	303,893
Term B
4.000% due 07/31/22 §	98,158	96,931
Merrill Communications LLC 6.250% due 06/01/22 §	521,860	477,502
Milacron LLC Term B 4.500% due 09/28/20 §	924,384	916,873
Monitronics International Inc
Term B
4.250% due 03/23/18 §	121,749	118,400
Term B1
4.500% due 04/02/22 §	148,875	142,548
Onex Wizard US Acquisition Inc 4.250% due 03/13/22 §	1,885,750	1,861,337
Paladin Brands Holding Inc Term B 7.254% due 08/16/19 §	1,224,323	1,150,864
Pelican Products Inc 5.250% due 04/10/20 §	460,823	453,335
Ply Gem Industries Inc 4.000% due 02/01/21 §	3,930,000	3,856,312
Rexnord LLC Term B (1st Lien) 4.000% due 08/21/20 §	5,614,584	5,455,506
Schaeffler AG Term B (Germany) 4.250% due 05/15/20 §	287,692	288,555
Sensus USA Inc (1st Lien) 4.500% due 05/09/17 §	1,136,842	1,111,263
SGS Cayman LP Term B (Cayman) 6.000% due 04/23/21 §	167,817	167,397
Silver II US Holdings LLC 4.000% due 12/13/19 §	3,012,109	2,577,862
Southwire Co 3.250% due 02/10/21 §	319,313	312,926
Stena International SARL Term B (Luxembourg) 4.000% due 03/03/21 §	1,252,688	1,064,784
Sutherland Global Services Inc Term B 6.000% due 04/23/21 §	720,933	719,131
Tank Holding Corp 5.250% due 03/16/22 §	852,583	840,860
Tecomet Inc (1st Lien) 5.750% due 12/05/21 §	940,500	865,260
The Hertz Corp
Term B
3.750% due 03/11/18 §	2,012,750	2,010,653
Term B2
3.000% due 03/11/18 §	587,876	582,732
Transdigm Inc
Term C
3.750% due 02/28/20 §	2,949,500	2,887,643
Term D
3.750% due 06/04/21 §	1,600,625	1,562,943
Univar Inc 4.250% due 07/01/22 §	2,842,875	2,761,395
VAT Lux III SARL (Luxembourg) 4.250% due 02/11/21 §	1,604,480	1,587,433
West Corp Term B10 3.250% due 06/30/18 §	3,126,257	3,079,363
WireCo WorldGroup Inc 6.000% due 02/15/17 §	686,091	660,363

		87,847,926

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
Information Technology - 9.6%

Activision Blizzard Inc Term B 3.250% due 10/12/20 §	$2,074,313	$2,075,609
Avago Technologies Cayman Ltd (Cayman) Term B 3.750% due 05/06/21 §	7,748,492	7,743,649
CCC Information Services Inc 4.000% due 12/20/19 §	485,365	477,882
CommScope Inc
Term B4
3.313% due 01/14/18 §	473,869	472,684
Term B5
3.827% due 12/29/22 §	822,938	818,951
CompuCom Systems Inc Term B 4.250% due 05/11/20 §	468,526	299,857
Dell Inc Term C 3.750% due 10/29/18 §	581,778	580,808
Dell International LLC Term B2 4.000% due 04/29/20 §	5,174,000	5,149,206
EIG Investors Corp 5.000% due 11/09/19 §	5,078,732	4,961,287
Emdeon Business Services LLC Term B2 3.750% due 11/02/18 §	1,689,834	1,662,374
Entegris Inc Term B 3.500% due 04/30/21 §	268,565	266,663
Excelitas Technologies Corp (1st Lien) 6.000% due 10/31/20 §	652,815	583,453
First Data Corp
3.918% due 03/24/18 §	3,759,332	3,717,039
4.168% due 07/08/22 §	675,000	666,081
GXS Group Inc Term B 3.250% due 01/16/21 §	759,500	757,032
Hyland Software Inc 4.750% due 07/01/22 §	685,246	674,325
IAP Worldwide Services Inc (2nd Lien) 8.000% due 07/18/19 § +	926,092	740,874
Infor US Inc
Term B3
3.750% due 06/03/20 §	357,158	336,510
Term B5
3.750% due 06/03/20 §	4,572,637	4,314,475
Informatica Corp 4.500% due 08/05/22 §	1,970,063	1,900,701
Kronos Inc 4.500% due 10/30/19 §	2,577,154	2,541,718
Lattice Semiconductor Corp 5.250% due 03/10/21 §	447,750	425,362
M/A-COM Technology Solutions Holdings Inc 4.500% due 05/07/21 §	418,625	417,578
MA FinanceCo LLC
Term B
5.250% due 11/19/21 §	2,185,779	2,166,107
Term C
4.500% due 11/20/19 §	902,500	894,415
Magic Newco LLC (1st Lien) 5.000% due 12/12/18 §	1,718,337	1,717,478
Match Group Inc Term B 5.500% due 11/16/22 §	975,000	967,687
Microsemi Corp Term B1 3.250% due 02/19/20 §	1,481,909	1,480,056
Mitel U S Holdings Inc 5.500% due 04/29/22 §	597,000	592,025
NXP BV (Netherlands)
Term B
3.750% due 12/07/20 §	1,475,000	1,470,391
Term D
3.250% due 01/11/20 §	1,515,125	1,495,050
Opal Acquisition Inc (1st Lien) 5.000% due 11/27/20 §	3,124,577	2,644,173

	Principal Amount	Value
Orbotech Inc Term B 5.000% due 08/06/20 §	$299,543	$295,050
Rocket Software Inc 5.750% due 02/08/18 §	546,778	544,385
RP Crown Parent LLC 6.000% due 12/21/18 §	3,831,932	3,429,579
SkillSoft Corp (1st Lien) 5.750% due 04/28/21 §	2,819,337	2,199,083
Smart Technologies LLC (Canada) 10.500% due 01/31/18 § +	415,625	402,034
SS&C Technologies Inc
Term B1
4.007% due 07/08/22 §	1,735,426	1,726,742
Term B2
4.018% due 07/08/22 §	255,395	254,117
SunEdison Semiconductor BV (1st Lien) (Netherlands) 6.500% due 05/27/19 §	596,255	590,292
Sybil Software LLC Term B 4.250% due 03/20/20 §	566,080	563,721
Vantiv LLC Term B 3.750% due 06/13/21 §	652,661	651,842
Vertafore Inc (1st Lien) 4.250% due 10/03/19 §	1,095,145	1,087,323
Wall Street Systems Delaware Inc Term B 4.500% due 04/30/21 §	1,059,783	1,048,302
Zebra Technologies Corp Term B 4.750% due 10/27/21 §	1,665,000	1,669,033

		69,473,003

Materials - 8.0%

Allnex & CY SCA Term B1 (Luxembourg) 4.500% due 10/03/19 §	1,274,560	1,272,966
Allnex USA Inc Term B2 4.500% due 10/03/19 §	661,308	660,481
Aruba Investments Inc Term B 4.500% due 02/02/22 §	241,696	238,222
Axalta Coating Systems US Holdings Inc 3.750% due 02/01/20 §	2,038,060	2,024,594
AZ Chem US Inc (1st Lien) 4.500% due 06/12/21 §	1,609,806	1,608,129
Berry Plastics Holding Corp
Term D
3.500% due 02/08/20 §	3,435,411	3,380,063
Term E
3.750% due 01/06/21 §	498,361	492,235
Term F
4.000% due 10/01/22 §	949,348	943,000
ECO Services Operations LLC Term B 4.750% due 12/04/21 §	346,500	342,927
Emerald Performance Materials LLC (1st Lien) 4.500% due 08/01/21 §	411,960	405,523
Fairmount Minerals Ltd
Term B1
3.875% due 03/15/17 §	317,688	224,764
Term B2
4.500% due 09/05/19 §	1,564,000	783,955
FMG Resources Property Ltd Term B (Australia) 4.250% due 06/30/19 §	5,621,433	4,219,976
Gemini HDPE LLC Term B 4.750% due 08/07/21 §	370,317	368,003
Headwaters Inc Term B 4.500% due 03/24/22 §	149,250	149,561
Hilex Poly Co LLC Term B 6.000% due 12/05/21 §	1,240,625	1,241,142
Huntsman International LLC Term B 3.750% due 10/01/21 §	1,584,000	1,574,100
Ineos US Finance LLC
3.750% due 05/04/18 §	4,932,912	4,815,756
4.250% due 03/31/22 §	545,873	528,327

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
Kronos Worldwide Inc 4.000% due 02/18/20 §	$2,210,625	$2,009,827
MacDermid Inc (1st Lien) 5.500% due 06/07/20 §	2,060,730	1,999,337
Term B2
5.500% due 06/07/20 §	2,906,109	2,815,293
Term B3
5.500% due 06/07/20 §	448,875	435,745
Minerals Technologies Inc Term B 3.768% due 05/09/21 §	1,003,077	1,005,585
Multi Packaging Solutions Inc Term B 4.250% due 09/30/20 §	218,984	212,962
Murray Energy Corp
Term B1
7.000% due 04/16/17 §	248,606	199,817
Term B2
7.500% due 04/16/20 §	1,492,367	961,830
Neenah Foundry Co 6.750% due 04/26/17 §	401,494	399,486
Noranda Aluminum Acquisition Corp Term B 5.750% due 02/28/19 §	1,251,250	637,095
Novelis Inc Term B 4.000% due 06/02/22 §	2,313,375	2,214,335
Omnova Solutions Inc Term B1 4.250% due 05/31/18 §	641,250	632,834
Orion Engineered Carbons GmbH (Germany) 5.000% due 07/25/21 §	433,245	435,411
Owens-Illinois Inc Term B 3.500% due 08/06/22 §	1,072,313	1,070,972
OXEA Finance LLC Term B2 4.250% due 01/15/20 §	1,533,924	1,482,154
PolyOne Corp Term B 3.750% due 11/11/22 §	425,000	424,469
PQ Corp 4.000% due 08/07/17 §	1,309,500	1,301,316
Quikrete Holdings Inc (1st Lien) 4.000% due 09/28/20 §	732,643	726,461
Signode Industrial Group US Inc Term B 3.750% due 05/01/21 §	787,963	759,399
Solenis International LP (1st Lien) 4.250% due 07/31/21 §	246,875	237,412
Sonneborn LLC 4.750% due 12/10/20 §	315,562	314,182
Sonneborn Refined Products (Netherlands) 4.750% due 12/10/20 §	55,687	55,444
Summit Materials Cos I LLC Term B 4.250% due 07/17/22 §	547,250	542,291
Tata Chemicals North American Inc Term B 3.750% due 08/07/20 §	820,411	800,147
The Chemours Co Term B 3.750% due 05/12/22 §	2,910,375	2,677,545
TricorBraun Inc Term B 4.000% due 05/03/18 §	734,650	728,528
Trinseo Materials Operating SCA Term B (Luxembourg) 4.250% due 11/05/21 §	1,741,250	1,719,484
Tronox Pigments BV (Netherlands) 4.500% due 03/19/20 §	5,687,684	5,072,703
Unifrax Corp 4.250% due 11/28/18 §	350,117	337,863
Zep Inc 5.750% due 06/27/22 §	298,500	295,888

		57,779,539

Telecommunication Services - 3.5%

Atlantic Broadband Finance LLC Term B 3.250% due 11/30/19 §	841,678	838,522
Intelsat Jackson Holdings SA Term B2 (Luxembourg) 3.750% due 06/30/19 §	9,025,000	8,560,213

	Principal Amount	Value
SBA Senior Finance II LLC Term B1 3.250% due 03/24/21 §	$1,452,875	$1,424,952
Syniverse Holdings Inc 4.000% due 04/23/19 §	2,159,609	1,603,510
Term B
4.000% due 04/23/19 §	1,405,806	1,043,811
Telesat Canada Term B2 (Canada) 3.500% due 03/28/19 §	3,324,066	3,282,515
TNS Inc (1st Lien) 5.000% due 02/14/20 §	717,110	708,146
UPC Financing Partnership Term AH 3.250% due 06/30/21 §	4,356,978	4,283,454
Ziggo Financing Partnership
Term B1
3.500% due 01/15/22 §	1,460,660	1,421,290
Term B2A
3.500% due 01/15/22 §	941,277	915,906
Term B3
3.500% due 01/15/22 §	1,548,064	1,506,339

		25,588,658

Utilities - 1.8%

Calpine Construction Finance Co LP Term B2 3.250% due 01/31/22 §	465,480	442,594
Calpine Corp
Term B3
4.000% due 10/09/19 §	943,313	924,642
Term B5
3.500% due 05/27/22 §	2,786,000	2,654,537
Dynegy Holdings Inc Term B2 4.000% due 04/23/20 §	1,020,000	988,763
EFS Cogen Holdings I LLC Term B 3.750% due 12/17/20 §	336,503	326,828
Energy Future Intermediate Holding Co LLC 4.250% due 06/19/16 §	1,500,000	1,497,421
La Frontera Generation LLC 4.500% due 09/30/20 §	2,981,983	2,835,368
Lonestar Generation LLC Term B 5.250% due 02/20/21 §	1,719,506	1,328,318
Longview Power LLC Term B 7.000% due 04/13/21 §	1,218,875	1,066,516
TPF II Power LLC Term B 5.500% due 10/02/21 §	1,131,199	1,108,575

		13,173,562

Total Senior Loan Notes (Cost $690,278,033)		646,830,805

SHORT-TERM INVESTMENT - 4.9%

Repurchase Agreement - 4.9%

Fixed Income Clearing Corp 0.030% due 01/04/16 (Dated 12/31/15, repurchase price of $35,766,613; collateralized by U.S. Treasury Notes: 0.875% due 11/30/16 and value $36,485,988)	35,766,493	35,766,493

Total Short-Term Investment (Cost $35,766,493)		35,766,493

TOTAL INVESTMENTS - 99.2% (Cost $765,300,207)		719,551,294

OTHER ASSETS & LIABILITIES, NET - 0.8%		5,588,853

NET ASSETS - 100.0%		$725,140,147

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

Notes to Schedule of Investments

(a)	As of December 31, 2015, the fund’s composition as a percentage of net assets was as follows:

Consumer Discretionary	26.6%
Health Care	13.9%
Industrials	12.8%
Information Technology	10.0%
Materials	8.2%
Financials	6.9%
Consumer Staples	6.8%
Short-Term Investment	4.9%
Telecommunication Services	3.9%
Energy	3.2%
Others (each less than 3.0%)	2.0%

99.2%
Other Assets & Liabilities, Net	0.8%

100.0%

(b)	Investments with a total aggregate value of $7,608,796 or 1.0% of the fund’s net assets were valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or the Board of Trustees.

(c)	Investments with a total aggregate value of $1,320,318 or 0.2% of the fund’s net assets were in default as of December 31, 2015.

(d)	Pursuant to the terms of the following senior loan agreements, the fund had unfunded loan commitments of $722,410 or less than 0.1% of the net assets as of December 31, 2015, which could be extended at the option of the borrower:

Borrower	Unfunded Loan Commitments	Value	Unrealized Appreciation (Depreciation)
IAP Worldwide Services Inc +	$679,484	$610,516	($68,967)
Kenan Advantage Group Inc	42,926	42,546	(380)

	$722,410	$653,062	($69,347)

(e)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2015:

		Total Value at December 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Convertible Preferred Stocks (1)	$60,798	$-	$-	$60,798
	Common Stocks
	Consumer Discretionary	4	-	-	4
	Health Care	404,801	-	-	404,801
	Information Technology	254,081	-	-	254,081
	Utilities	2,023	2,023	-	-

		660,909	2,023	-	658,886

	Corporate Bonds & Notes	36,232,289	-	36,195,410	36,879
	Senior Loan Notes	646,830,805	-	632,009,320	14,821,485
	Short-Term Investment	35,766,493	-	35,766,493	-

	Total Assets	719,551,294	2,023	703,971,223	15,578,048

Liabilities	Unfunded Loan Commitments	(69,347)	-	(380)	(68,967)

	Total Liabilities	(69,347)	-	(380)	(68,967)

	Total	$719,481,947	$2,023	$703,970,843	$15,509,081

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) for the year ended December 31, 2015:

	Convertible Preferred Stocks	Common Stocks	Corporate Bonds & Notes	Senior Loan Notes	Unfunded Loan Commitments	Total
Value, Beginning of Year	$-	$114,961	$66,856	$9,962,319	$-	$10,144,136
Purchases	319,501	578,668	-	5,389,431	-	6,287,600
Sales (Includes Paydowns)	-	-	(17,549)	(2,666,379)	-	(2,683,928)
Accrued Discounts (Premiums)	-	-	2,406	93,415	-	95,821
Net Realized Gains (Loss)	-	-	3,219	(505,420)	-	(502,201)
Change in Net Unrealized Appreciation (Depreciation)	(258,703)	(34,743)	(18,053)	(1,634,175)	-	(1,945,674)
Transfers In	-	-	-	8,165,511	(68,967)	8,096,544
Transfers Out	-	-	-	(3,983,217)	-	(3,983,217)

Value, End of Year	$60,798	$658,886	$36,879	$14,821,485	($68,967)	$15,509,081

Change in Net Unrealized Appreciation (Depreciation) on Level 3 Investments Held at the End of Year, if Applicable	($258,703)	($34,743)	($18,053)	($1,028,728)	($68,967)	($1,409,194)

Additional information about Level 3 fair value measurements as of December 31, 2015 was as follows:

	Value at 12/31/15	Valuation Technique(s)	Unobservable Input(s)	Range	Weighted Average
Convertible Preferred Stocks	$60,798	Weighted Probability Average	Discount for lack of marketability	30.0%	N/A
			Probability of default	35.0% - 55.0%	45.0%
			Projected revenue growth	(22.8%) - 6.5%	(3.2%	)
			Projected EBITDA growth	1.3% - 7.6%	5.6%
			EBITDA Multiple	2.8 - 9.6	5.0
Common Stocks	658,886	Weighted Probability Average	Discount for lack of marketability	30.0% - 50.0%	40.0%
			Probability of default	35.0% - 55.0%	45.0%
			Projected revenue growth	(22.8%) - 6.5%	(3.2%	)
			Projected EBITDA growth	1.3% - 7.6%	5.6%
			EBITDA Multiple	2.8 - 9.6	5.0
		Discounted Cash Flow	Discount for lack of marketability	20.0% - 50.0%	35.0%
			Discount rate	7.1% - 9.6%	8.1%
			Projected revenue growth	(27.2%) - 3.8%	(11.7%	)
			Projected EBITDA growth	3.5% - 4.0%	3.8%
			Projected EBITDA margin	33.8% - 36.0%	34.7%
			EBITDA Multiple	4.5 - 15.0	6.5
Corporate Bonds & Notes	36,879	Matrix Pricing Model	Discount for lack of marketability	0.0% - 20.0%	10.0%
Senior Loan Notes and	6,739,051	Weighted Probability Average	Discount for lack of marketability	0.0% - 50.0%	30.0%
Unfunded Loan Commitment			Probability of default	35.0% - 55.0%	29.2%
			Estimated liquidation value	0.0% - 46.5%	7.7%
		Discounted Cash Flow	Discount for lack of marketability	10.0% - 30.0%	20.0%
			Discount rate	9.6% - 9.6%	9.6%
			Projected revenue growth	0.0% - 3.0%	1.9%
			Projected EBITDA growth	3.5% - 4.0%	3.8%
			EBITDA Multiple	4.5 - 15.0	9.8
		Demand Yield	Discount for lack of marketability	20.0% - 40.0%	30.0%
			Spread to LIBOR	3.5% - 10.3%	8.4%
			Projected EBITDA margin	3.9% - 3.9%	3.9%
			EBITDA Multiple	7.2 - 9.9	7.5

A significant increase in the discount for lack of marketability, probability of default, or spread to LIBOR could result in a decrease to the fair value measurement. A significant increase in estimated liquidation value, projected revenue growth, projected EBITDA growth/margin, or EBITDA multiples could result in an increase to the fair value measurement. Conversely, significant movements in the opposite direction in each of these unobservable inputs could have the inverse effect on the fair value measurement.

Weighted Probability Average: In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a senior loan note, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Factors in this model may include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale and are probability weighted based on analysis.

Demand Yield: In fair valuing a senior loan note, the investment adviser utilizes one or more of the valuation techniques to assess the likelihood that the borrower will make a full repayment of the loan underlying such senior loan note relative to yields on other senior loan notes issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the senior loan note.

All other significant unobservable inputs with a total aggregate value of $8,013,467 in senior loan notes were provided by a vendor-priced single broker quote or a single broker quote.

During the year ended December 31, 2015, investments (senior loan notes) with a total aggregate value of $2,947,628 were transferred from Level 2 to Level 3 due to the investments becoming valued using inputs pursuant to a methodology approved by the Trustee Valuation Committee versus the investments previously being priced using a single broker quoted vendor price. During the same period, investments (senior loan notes) with a total aggregate value of $5,148,916 were transferred from Level 2 to Level 3 due to the investments being priced pursuant to broker quotes that have unobservable market inputs versus being priced using a multiple broker quoted vendor price. Also during the same period, investments (senior loan notes) with a total aggregate value of $3,983,217 were transferred from Level 3 to Level 2 due to the investments being priced using a multiple broker quoted vendor price versus being priced pursuant to broker quotes that have unobservable market inputs.

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

HIGH YIELD BOND PORTFOLIO

Schedule of Investments

December 31, 2015

	Shares	Value
COMMON STOCKS - 2.7%

Consumer Discretionary - 0.9%

CalAtlantic Group Inc	28,512	$1,081,175
Cedar Fair LP	63,330	3,536,347
Las Vegas Sands Corp	23,700	1,039,008
Lennar Corp ‘A’	14,440	706,260
MGM Resorts International *	47,970	1,089,878
Six Flags Entertainment Corp	44,476	2,443,512

		9,896,180

Energy - 0.4%

Continental Resources Inc *	22,500	517,050
EOG Resources Inc	11,390	806,298
Pioneer Natural Resources Co	6,830	856,346
Sunoco LP	50,630	2,005,454

		4,185,148

Financials - 0.4%

Bank of America Corp	272,670	4,589,036

Industrials - 0.5%

The ADT Corp	68,080	2,245,278
United Rentals Inc *	36,420	2,641,907

		4,887,185

Information Technology - 0.3%

CommScope Holding Co Inc *	100,720	2,607,641

Materials - 0.2%

Freeport-McMoRan Inc	45,150	305,666
Louisiana-Pacific Corp *	77,950	1,403,879

		1,709,545

Utilities - 0.0%

NRG Energy Inc	20,410	240,226

Total Common Stocks (Cost $26,823,442)		28,114,961

CLOSED-END MUTUAL FUNDS - 1.2%

Eaton Vance Senior Income Trust	509,459	2,939,578
First Trust Senior Floating Rate Income Fund II	117,483	1,450,915
Invesco Senior Income Trust	1,043,103	4,214,136
Voya Prime Rate Trust	714,112	3,613,407

Total Closed-End Mutual Funds (Cost $14,083,440)		12,218,036

	Principal Amount

CORPORATE BONDS & NOTES - 83.9%

Consumer Discretionary - 18.2%

24 Hour Holdings III LLC 8.000% due 06/01/22 ~	$3,300,000	2,697,750
99 Cents Only Stores LLC 11.000% due 12/15/19	6,371,000	2,580,255
Argos Merger Sub Inc 7.125% due 03/15/23 ~	1,390,000	1,381,660

	Principal Amount	Value
Beazer Homes USA Inc
5.750% due 06/15/19	$5,475,000	$5,064,375
7.250% due 02/01/23	3,050,000	2,699,250
7.500% due 09/15/21	2,250,000	2,075,625
Boyd Gaming Corp 6.875% due 05/15/23	5,000,000	5,162,500
Caesars Entertainment Operating Co Inc
9.000% due 02/15/20 Y	1,475,000	1,128,375
11.250% due 06/01/17 Y	5,500,000	4,152,500
Caesars Entertainment Resort Properties LLC
8.000% due 10/01/20	6,350,000	6,064,250
11.000% due 10/01/21	6,050,000	5,505,500
Caesars Growth Properties Holdings LLC 9.375% due 05/01/22	4,900,000	4,042,500
CalAtlantic Group Inc
5.375% due 10/01/22	6,770,000	6,837,700
6.250% due 12/15/21	4,000,000	4,290,000
8.375% due 01/15/21	3,000,000	3,495,000
Carrols Restaurant Group Inc 8.000% due 05/01/22	5,075,000	5,379,500
CCO Holdings LLC
5.750% due 09/01/23	3,050,000	3,133,875
7.000% due 01/15/19	1,500,000	1,533,750
CEC Entertainment Inc 8.000% due 02/15/22	12,150,000	11,542,500
Cedar Fair LP 5.375% due 06/01/24	6,125,000	6,216,875
Cequel Communications Holdings I LLC
5.125% due 12/15/21 ~	2,600,000	2,349,750
6.375% due 09/15/20 ~	2,813,000	2,760,256
Clear Channel Worldwide Holdings Inc
6.500% due 11/15/22	2,468,000	2,415,555
7.625% due 03/15/20	2,625,000	2,434,687
ClubCorp Club Operations Inc 8.250% due 12/15/23 ~	7,650,000	7,535,250
DISH DBS Corp 5.125% due 05/01/20	2,850,000	2,828,625
Dollar Tree Inc 5.750% due 03/01/23 ~	1,775,000	1,859,313
Greektown Holdings LLC 8.875% due 03/15/19 ~	5,125,000	5,201,875
iHeartCommunications Inc
10.000% due 01/15/18	1,950,000	750,750
11.250% due 03/01/21	3,000,000	2,111,250
Jaguar Land Rover Automotive PLC (United Kingdom) 5.625% due 02/01/23 ~	4,550,000	4,612,562
Jo-Ann Stores LLC 8.125% due 03/15/19 ~	4,275,000	3,441,375
Landry’s Holdings II Inc 10.250% due 01/01/18 ~	2,700,000	2,700,000
Landry’s Inc 9.375% due 05/01/20 ~	3,850,000	4,071,375
Lennar Corp 4.875% due 12/15/23	1,800,000	1,800,000
Live Nation Entertainment Inc 5.375% due 06/15/22 ~	6,790,000	6,722,100
MGM Resorts International
6.000% due 03/15/23	4,475,000	4,452,625
6.750% due 10/01/20	3,900,000	4,026,750
Neiman Marcus Group Ltd LLC
8.000% due 10/15/21 ~	1,925,000	1,434,125
8.750% PIK due 10/15/21 ~	7,875,000	4,921,875
Neptune Finco Corp
6.625% due 10/15/25 ~	1,600,000	1,668,000
10.125% due 01/15/23 ~	2,200,000	2,299,000
10.875% due 10/15/25 ~	2,600,000	2,730,000
New Red Finance Inc (Canada) 4.625% due 01/15/22 ~	4,850,000	4,874,250

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

HIGH YIELD BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
NPC International Inc 10.500% due 01/15/20	$6,550,000	$6,812,000
Party City Holdings Inc 6.125% due 08/15/23 ~	5,000,000	4,875,000
Penn National Gaming Inc 5.875% due 11/01/21	5,550,000	5,411,250
Sinclair Television Group Inc
5.375% due 04/01/21	1,950,000	1,962,188
6.375% due 11/01/21	5,200,000	5,382,000

		189,427,526

Consumer Staples - 3.6%

Albertson’s Holdings LLC 7.750% due 10/15/22 ~	3,502,000	3,731,801
Beverages & More Inc 10.000% due 11/15/18 ~	5,175,000	4,832,157
Central Garden & Pet Co 6.125% due 11/15/23	5,400,000	5,481,000
JBS Investments GmbH (Brazil)
7.250% due 04/03/24 ~	2,500,000	2,281,250
7.750% due 10/28/20 ~	7,300,000	7,044,500
JBS USA LLC (Brazil) 7.250% due 06/01/21 ~	1,050,000	1,047,375
Post Holdings Inc 7.750% due 03/15/24 ~	5,000,000	5,250,000
Rite Aid Corp
6.125% due 04/01/23 ~	1,700,000	1,765,875
6.750% due 06/15/21	5,200,000	5,460,000

		36,893,958

Energy - 10.0%

Calumet Specialty Products Partners LP 6.500% due 04/15/21	5,600,000	4,900,000
Chaparral Energy Inc 7.625% due 11/15/22	5,000,000	1,175,000
Chesapeake Energy Corp 8.000% due 12/15/22 ~	2,260,000	1,118,700
Concho Resources Inc 5.500% due 04/01/23	2,425,000	2,255,250
Crestwood Midstream Partners LP
6.125% due 03/01/22	4,625,000	3,237,500
6.250% due 04/01/23 ~	500,000	351,250
Energy Transfer Equity LP
5.500% due 06/01/27	2,675,000	2,046,375
5.875% due 01/15/24	2,675,000	2,193,500
EP Energy LLC
6.375% due 06/15/23	3,500,000	1,767,500
7.750% due 09/01/22	2,025,000	1,042,875
Halcon Resources Corp
8.625% due 02/01/20 ~	475,000	329,531
12.000% due 02/15/22 ~	1,560,000	1,037,400
Hiland Partners LP
5.500% due 05/15/22 ~	925,000	889,734
7.250% due 10/01/20 ~	8,750,000	8,848,438
Hilcorp Energy I LP 5.750% due 10/01/25 ~	3,000,000	2,625,000
Linn Energy LLC
6.500% due 05/15/19	2,525,000	454,500
6.500% due 09/15/21	3,600,000	504,000
MEG Energy Corp (Canada) 6.500% due 03/15/21 ~	4,620,000	3,257,100
Memorial Resource Development Corp 5.875% due 07/01/22	6,875,000	6,050,000
MPLX LP 4.875% due 06/01/25 ~	1,500,000	1,350,000
Newfield Exploration Co 5.375% due 01/01/26	4,800,000	3,996,000
Peabody Energy Corp 10.000% due 03/15/22 ~	2,500,000	487,500

	Principal Amount	Value
QEP Resources Inc
5.375% due 10/01/22	$2,600,000	$1,885,000
6.875% due 03/01/21	2,400,000	1,980,000
Rice Energy Inc 7.250% due 05/01/23 ~	2,875,000	2,113,125
Rose Rock Mindstream LP 5.625% due 11/15/23 ~	4,650,000	3,324,750
Sabine Pass Liquefaction LLC 5.625% due 03/01/25 ~	12,675,000	10,773,750
Sabine Pass LNG LP 6.500% due 11/01/20	1,500,000	1,462,500
Sanchez Energy Corp 7.750% due 06/15/21	5,925,000	3,643,875
SandRidge Energy Inc 8.750% due 06/01/20 ~	4,475,000	1,364,875
Seadrill Ltd (United Kingdom) 6.125% due 09/15/17 ~	5,050,000	2,556,563
Summit Midstream Holdings LLC 5.500% due 08/15/22	6,600,000	4,917,000
Sunoco LP 5.500% due 08/01/20 ~	3,500,000	3,333,750
Targa Resources Partners LP
6.625% due 10/01/20 ~	2,850,000	2,586,375
6.750% due 03/15/24 ~	1,950,000	1,667,250
Tervita Corp (Canada) 8.000% due 11/15/18 ~	5,100,000	3,187,500
Transocean Inc
4.300% due 10/15/22	875,000	468,125
7.125% due 12/15/21	1,600,000	1,038,000
Triangle USA Petroleum Corp 6.750% due 07/15/22 ~	3,300,000	1,023,000
Whiting Petroleum Corp 6.250% due 04/01/23	5,075,000	3,679,375
WPX Energy Inc 6.000% due 01/15/22	5,000,000	3,525,000

		104,446,966

Financials - 5.1%

AerCap Ireland Capital Ltd (Netherlands)
4.250% due 07/01/20	1,500,000	1,515,000
5.000% due 10/01/21	2,350,000	2,426,375
Ally Financial Inc 5.750% due 11/20/25	4,950,000	5,024,250
Equinix Inc REIT
4.875% due 04/01/20	5,100,000	5,326,950
5.375% due 04/01/23	1,475,000	1,511,875
ESH Hospitality Inc REIT 5.250% due 05/01/25 ~	4,850,000	4,753,000
Jefferies Finance LLC
6.875% due 04/15/22 ~	2,800,000	2,366,000
7.375% due 04/01/20 ~	6,050,000	5,399,625
7.500% due 04/15/21 ~	5,500,000	4,860,625
Ocwen Financial Corp 6.625% due 05/15/19	4,925,000	4,358,625
Outfront Media Capital LLC
5.250% due 02/15/22	2,375,000	2,437,344
5.875% due 03/15/25	5,774,000	5,882,262
The Howard Hughes Corp 6.875% due 10/01/21 ~	7,200,000	7,380,000

		53,241,931

Health Care - 8.5%

Alere Inc 6.375% due 07/01/23 ~	5,000,000	4,687,500
Capsugel SA 7.000% PIK due 05/15/19 ~	6,775,000	6,618,328
CHS/Community Health Systems Inc 6.875% due 02/01/22	4,050,000	3,862,687
DPx Holdings BV 7.500% due 02/01/22 ~	5,280,000	5,167,800

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

HIGH YIELD BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
Endo Finance LLC 5.750% due 01/15/22 ~	$4,275,000	$4,168,125
HCA Holdings Inc 6.250% due 02/15/21	5,600,000	5,950,000
HCA Inc 5.375% due 02/01/25	4,500,000	4,449,375
Jaguar Holding Co II 6.375% due 08/01/23 ~	2,325,000	2,272,687
JLL/Delta Dutch Pledgeco BV (Netherlands) 8.750% PIK due 05/01/20 ~	2,225,000	2,152,688
LifePoint Health Inc
5.500% due 12/01/21	5,850,000	5,967,000
5.875% due 12/01/23	1,775,000	1,806,063
MEDNAX Inc 5.250% due 12/01/23 ~	2,275,000	2,292,062
Prospect Medical Holdings Inc 8.375% due 05/01/19 ~	4,700,000	4,899,750
Quintiles Transnational Corp 4.875% due 05/15/23 ~	5,500,000	5,555,000
Surgical Care Affiliates Inc 6.000% due 04/01/23 ~	875,000	857,500
Tenet Healthcare Corp
5.000% due 03/01/19	675,000	626,063
6.000% due 10/01/20	1,025,000	1,083,938
6.750% due 02/01/20	4,250,000	4,058,750
6.750% due 06/15/23	1,200,000	1,115,250
8.000% due 08/01/20	2,050,000	2,065,375
8.125% due 04/01/22	4,800,000	4,812,000
Valeant Pharmaceuticals International 6.375% due 10/15/20 ~	8,950,000	8,681,500
Valeant Pharmaceuticals International Inc
5.500% due 03/01/23 ~	1,650,000	1,460,250
5.875% due 05/15/23 ~	950,000	852,625
6.125% due 04/15/25 ~	3,300,000	2,953,500

		88,415,816

Industrials - 14.3%

AAF Holdings LLC 12.000% PIK due 07/01/19 ~	3,726,680	3,540,346
ADS Waste Holdings Inc 8.250% due 10/01/20	7,245,000	7,335,562
Ahern Rentals Inc 7.375% due 05/15/23 ~	4,850,000	3,940,625
Air Canada Pass-Through Trust ‘B’ (Canada) 5.375% due 11/15/22 ~	2,242,825	2,262,450
Allegion PLC 5.875% due 09/15/23	500,000	511,250
Allegion US Holding Co Inc 5.750% due 10/01/21	4,900,000	4,985,750
American Airlines Pass-Through Trust ‘B’ 5.625% due 01/15/21 ~	1,592,830	1,614,732
American Builders & Contractors Supply Co Inc 5.750% due 12/15/23 ~	4,650,000	4,696,500
Apex Tool Group LLC 7.000% due 02/01/21 ~	5,325,000	4,126,875
Avation Capital SA (United Kingdom) 7.500% due 05/27/20 ~	4,700,000	4,394,500
CPG Merger Sub LLC 8.000% due 10/01/21 ~	5,200,000	5,122,000
HD Supply Inc
5.250% due 12/15/21 ~	2,925,000	2,994,469
7.500% due 07/15/20	1,000,000	1,045,000
11.500% due 07/15/20	850,000	945,625
IHS Inc 5.000% due 11/01/22	5,350,000	5,436,937
International Lease Finance Corp
4.625% due 04/15/21	3,200,000	3,288,000
5.875% due 04/01/19	3,000,000	3,187,500

	Principal Amount	Value
5.875% due 08/15/22	$1,000,000	$1,067,500
6.250% due 05/15/19	1,550,000	1,664,313
Masco Corp
4.450% due 04/01/25	1,000,000	982,500
7.750% due 08/01/29	4,925,000	5,479,062
Modular Space Corp 10.250% due 01/31/19 ~	5,350,000	2,166,750
Nortek Inc 8.500% due 04/15/21	4,850,000	5,056,610
Sensata Technologies BV 5.625% due 11/01/24 ~	4,900,000	5,028,625
StandardAero Aviation Holdings Inc 10.000% due 07/15/23 ~	3,950,000	3,940,125
The ADT Corp 6.250% due 10/15/21	7,075,000	7,425,566
The Hertz Corp
5.875% due 10/15/20	350,000	362,688
7.500% due 10/15/18	4,500,000	4,601,250
TMS International Corp 7.625% due 10/15/21 ~	5,775,000	4,490,062
TransDigm Inc
5.500% due 10/15/20	5,725,000	5,567,562
6.500% due 07/15/24	4,500,000	4,497,750
6.500% due 05/15/25 ~	2,000,000	1,945,000
United Airlines Pass-Through Trust ‘B’
4.625% due 03/03/24	1,900,000	1,907,125
4.750% due 10/11/23	1,404,337	1,404,337
5.375% due 02/15/23	3,502,108	3,620,304
United Rentals North America Inc
5.500% due 07/15/25	2,400,000	2,337,000
5.750% due 11/15/24	2,000,000	1,990,000
7.375% due 05/15/20	779,000	823,793
7.625% due 04/15/22	2,750,000	2,952,675
Univar USA Inc 6.750% due 07/15/23 ~	4,550,000	4,163,250
US Airways Pass-Through Trust ‘B’ 5.375% due 05/15/23	4,397,725	4,403,222
USG Corp
5.875% due 11/01/21 ~	2,675,000	2,795,375
7.875% due 03/30/20 ~	3,000,000	3,157,500
Virgin Australia Trust (Australia) 6.000% due 04/23/22 ~	646,036	656,534
ZF North America Capital Inc (Germany) 4.500% due 04/29/22 ~	5,000,000	4,906,250

		148,820,849

Information Technology - 3.4%

Audatex North America Inc 6.125% due 11/01/23 ~	6,100,000	6,161,000
Blackboard Inc 7.750% due 11/15/19 ~	6,150,000	5,350,500
BMC Software Inc 7.250% due 06/01/18	2,194,000	1,818,277
CommScope Technologies Finance LLC 6.000% due 06/15/25 ~	3,050,000	2,943,250
First Data Corp
5.000% due 01/15/24 ~	375,000	374,063
5.375% due 08/15/23 ~	5,400,000	5,440,500
5.750% due 01/15/24 ~	750,000	740,625
7.000% due 12/01/23 ~	375,000	375,938
Infor Software Parent LLC 7.125% PIK due 05/01/21 ~	4,600,000	3,340,750
Infor US Inc 6.500% due 05/15/22 ~	2,625,000	2,224,687
NXP BV (Netherlands) 5.750% due 02/15/21 ~	5,900,000	6,158,125

		34,927,715

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

HIGH YIELD BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
Materials - 11.0%

AK Steel Corp 8.375% due 04/01/22	$5,875,000	$2,350,000
ArcelorMittal (Luxembourg)
6.125% due 06/01/18	2,000,000	1,840,000
6.125% due 06/01/25	3,300,000	2,417,250
6.500% due 03/01/21	300,000	242,967
7.250% due 02/25/22	2,500,000	2,025,000
8.000% due 10/15/39	4,900,000	3,368,750
Ardagh Finance Holdings SA (Luxembourg) 8.625% PIK due 06/15/19 ~	2,953,121	2,925,421
Ardagh Packaging Finance PLC (Ireland)
6.000% due 06/30/21 ~	500,000	468,750
6.250% due 01/31/19 ~	3,250,000	3,136,250
6.750% due 01/31/21 ~	3,250,000	3,136,250
7.000% due 11/15/20 ~	823,235	812,945
Berry Plastics Corp
5.125% due 07/15/23	7,000,000	6,825,000
6.000% due 10/15/22 ~	3,350,000	3,425,375
Beverage Packaging Holdings II SA (New Zealand) 6.000% due 06/15/17 ~	8,575,000	8,328,469
Blue Cube Spinco Inc 9.750% due 10/15/23 ~	3,600,000	3,901,500
BWAY Holding Co 9.125% due 08/15/21 ~	6,700,000	6,298,000
Constellium NV (Netherlands) 8.000% due 01/15/23 ~	2,750,000	2,165,625
Coveris Holdings SA (Luxembourg) 7.875% due 11/01/19 ~	8,050,000	7,063,875
Glencore Finance Canada Ltd (Switzerland) 4.250% due 10/25/22 ~	3,100,000	2,343,761
Hexion Inc
6.625% due 04/15/20	1,200,000	945,000
8.875% due 02/01/18	3,500,000	2,485,000
9.000% due 11/15/20	3,000,000	1,162,500
INEOS Group Holdings SA (Luxembourg) 6.125% due 08/15/18 ~	4,750,000	4,720,312
Louisiana-Pacific Corp 7.500% due 06/01/20	4,825,000	5,030,062
Mustang Merger Corp 8.500% due 08/15/21 ~	5,438,000	5,669,115
Novelis Inc 8.750% due 12/15/20	5,000,000	4,612,500
Owens-Brockway Glass Container Inc 5.875% due 08/15/23 ~	5,000,000	5,084,375
Sappi Papier Holding GmbH (South Africa) 7.750% due 07/15/17 ~	3,400,000	3,548,750
Sealed Air Corp
4.875% due 12/01/22 ~	1,750,000	1,760,938
5.125% due 12/01/24 ~	875,000	879,375
5.500% due 09/15/25 ~	2,600,000	2,658,500
Summit Materials LLC 6.125% due 07/15/23 ~	4,640,000	4,593,600
Tronox Finance LLC 6.375% due 08/15/20	5,900,000	3,580,120
Wise Metals Group LLC 8.750% due 12/15/18 ~	4,675,000	3,564,687
Wise Metals Intermediate Holdings LLC 9.750% PIK due 06/15/19 ~	3,075,000	1,541,344

		114,911,366

Telecommunication Services - 7.2%

Cogent Communications Finance Inc 5.625% due 04/15/21 ~	5,600,000	5,222,000
Cogent Communications Group Inc 5.375% due 03/01/22 ~	1,850,000	1,808,375

	Principal Amount	Value
Frontier Communications Corp
8.875% due 09/15/20 ~	$1,675,000	$1,700,125
10.500% due 09/15/22 ~	5,750,000	5,728,437
11.000% due 09/15/25 ~	1,500,000	1,488,750
Hughes Satellite Systems Corp 7.625% due 06/15/21	7,000,000	7,446,250
Intelsat Jackson Holdings SA (Luxembourg) 7.250% due 10/15/20	3,100,000	2,712,500
Intelsat Luxembourg SA (Luxembourg)
6.750% due 06/01/18	2,000,000	1,500,000
7.750% due 06/01/21	6,300,000	2,961,000
8.125% due 06/01/23	3,000,000	1,365,000
Level 3 Communications Inc 5.750% due 12/01/22	2,500,000	2,562,500
Level 3 Financing Inc
6.125% due 01/15/21	925,000	959,688
7.000% due 06/01/20	6,250,000	6,546,875
Sprint Communications Inc
7.000% due 03/01/20 ~	5,235,000	5,261,175
9.000% due 11/15/18 ~	2,800,000	2,954,000
Sprint Corp
7.250% due 09/15/21	12,200,000	9,119,500
7.625% due 02/15/25	7,450,000	5,475,750
T-Mobile USA Inc
6.250% due 04/01/21	1,400,000	1,449,000
6.464% due 04/28/19	1,850,000	1,909,792
6.500% due 01/15/26	1,000,000	1,011,990
6.625% due 04/01/23	1,000,000	1,022,500
6.633% due 04/28/21	4,350,000	4,556,625
6.836% due 04/28/23	250,000	259,375

		75,021,207

Utilities - 2.6%

Calpine Corp
5.375% due 01/15/23	1,750,000	1,579,375
5.875% due 01/15/24 ~	1,600,000	1,648,000
6.000% due 01/15/22 ~	1,150,000	1,192,769
7.875% due 01/15/23 ~	1,873,000	2,004,110
Dynegy Inc 7.625% due 11/01/24	6,925,000	5,954,115
GenOn Energy Inc
7.875% due 06/15/17	2,000,000	1,750,000
9.875% due 10/15/20	3,975,000	2,961,375
NRG Energy Inc
6.250% due 07/15/22	3,075,000	2,682,937
6.625% due 03/15/23	1,000,000	872,500
7.875% due 05/15/21	3,000,000	2,827,500
Talen Energy Supply LLC 6.500% due 06/01/25 ~	6,000,000	3,990,000

		27,462,681

Total Corporate Bonds & Notes (Cost $984,879,173)		873,570,015

CONVERTIBLE CORPORATE BONDS & NOTES - 0.3%

Telecommunication Services - 0.3%

Clearwire Communications LLC 8.250% due 12/01/40 ~	3,500,000	3,508,750

Total Convertible Corporate Bonds & Notes (Cost $3,462,571)		3,508,750

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

HIGH YIELD BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
SENIOR LOAN NOTES - 3.4%

Consumer Discretionary - 1.6%

Brickman Group Ltd LLC (2nd Lien) 7.500% due 12/17/21 §	$5,100,000	$4,641,000
CDS U.S. Intermediate Holdings Inc (1st Lien) 5.000% due 07/08/22 §	3,192,000	3,020,430
(2nd Lien)
9.250% due 07/10/23 §	600,000	567,000
iHeartCommunications Inc Term D 7.174% due 01/30/19 §	4,697,344	3,311,627
Yonkers Racing Corp (2nd Lien) 8.750% due 08/20/20 §	5,000,000	4,868,750

		16,408,807

Consumer Staples - 0.2%

Reddy Ice Corp (1st Lien) 6.752% due 05/01/19 §	2,932,161	2,411,066

Energy - 0.1%

Crestwood Holdings LLC Term B1 7.000% due 06/19/19 §	874,153	555,087

Financials - 0.2%

ROC Finance LLC 5.000% due 06/20/19 §	2,443,750	2,272,688

Industrials - 1.0%

EWT Holdings III Corp (2nd Lien) 8.500% due 01/15/22 §	2,000,000	1,930,000
Husky Injection Molding Systems Ltd (1st Lien) (Canada) 4.250% due 06/30/21 §	4,993,893	4,825,349
LM U.S. Corp Acquisition Inc (2nd Lien) 8.250% due 01/25/21 §	3,114,407	3,106,621

		9,861,970

Materials - 0.3%

FMG Resources Property Ltd Term B (Australia) 4.250% due 06/30/19 §	4,701,899	3,529,687

Total Senior Loan Notes (Cost $39,386,175)		35,039,305

	Principal Amount	Value
SHORT-TERM INVESTMENT - 6.9%

Repurchase Agreement - 6.9%

Fixed Income Clearing Corp 0.030% due 01/04/16 (Dated 12/31/15, repurchase price of $72,119,339; collateralized by U.S. Treasury Notes: 0.875% due 11/30/16 and value $73,563,450)	$72,119,099	$72,119,099

Total Short-Term Investment (Cost $72,119,099)		72,119,099

TOTAL INVESTMENTS - 98.4% (Cost $1,140,753,900)		1,024,570,166

OTHER ASSETS & LIABILITIES, NET - 1.6%		16,937,508

NET ASSETS - 100.0%		$1,041,507,674

Notes to Schedule of Investments

(a)	As of December 31, 2015, the fund’s composition as a percentage of net assets was as follows:

Consumer Discretionary	20.7%
Industrials	15.8%
Materials	11.5%
Energy	10.5%
Health Care	8.5%
Telecommunication Services	7.5%
Short-Term Investment	6.9%
Financials	5.7%
Consumer Staples	3.8%
Information Technology	3.7%
Others (each less than 3.0%)	3.8%

98.4%
Other Assets & Liabilities, Net	1.6%

100.0%

(b)	Investments with a total aggregate value of $5,280,875 or 0.5% of the fund’s net assets were in default as of December 31, 2015.

(c)	Swap agreements outstanding as of December 31, 2015 were as follows:

Total Return Swaps

Receive Total Return	Pay	Counter- party	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
iBoxx Liquid High Yield Index	3-Month USD-LIBOR	JPM	09/20/16	$10,000,000	($526,947)	$-	($526,947)

Total Swap Agreements					($526,947)	$-	($526,947)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

HIGH YIELD BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

(d)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2015:

		Total Value at December 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks (1)	$28,114,961	$28,114,961	$-	$-
	Closed-End Mutual Funds	12,218,036	12,218,036	-	-
	Corporate Bonds & Notes	873,570,015	-	873,570,015	-
	Convertible Corporate Bonds & Notes	3,508,750	-	3,508,750	-
	Senior Loan Notes	35,039,305	-	35,039,305	-
	Short-Term Investment	72,119,099	-	72,119,099	-

	Total Assets	1,024,570,166	40,332,997	984,237,169	-

Liabilities	Derivatives:
	Interest Rate Contracts
	Swaps	(526,947)	-	(526,947)	-

	Total Liabilities	(526,947)	-	(526,947)	-

	Total	$1,024,043,219	$40,332,997	$983,710,222	$-

During the year ended December 31, 2015, investments (senior loans) with a total aggregate value of $7,279,816 were transferred from Level 3 to Level 2 due to the investments being priced using a multiple broker quoted vendor price versus being priced pursuant to broker quotes that have unobservable market inputs. During the same period, investments with a total aggregate value of $3,521,857 were transferred from Level 3 to Level 2 due to the investments being priced using a vendor-evaluated price versus a single broker quoted vendor price.

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments

December 31, 2015

	Principal Amount	Value
CORPORATE BONDS & NOTES - 13.2%

Consumer Discretionary - 0.1%

DISH DBS Corp 7.125% due 02/01/16	$900,000	$903,375

Energy - 0.6%

BG Energy Capital PLC (United Kingdom) 6.500% due 11/30/72 § ~	GBP 700,000	1,092,254
Chesapeake Energy Corp 3.571% due 04/15/19 §	$500,000	141,250
Petrobras Global Finance BV (Brazil) 1.990% due 05/20/16 §	100,000	97,750
2.461% due 01/15/19 §	1,300,000	991,250
3.000% due 01/15/19	100,000	76,250
3.406% due 03/17/20 §	400,000	285,000
4.375% due 05/20/23	200,000	132,500
4.875% due 03/17/20	100,000	75,250
5.375% due 01/27/21	600,000	448,500
5.750% due 01/20/20	800,000	630,000
6.625% due 01/16/34	GBP 100,000	91,313

		4,061,317

Financials - 11.2%

Ally Financial Inc 2.750% due 01/30/17	$800,000	800,000
Banca Monte dei Paschi di Siena SPA (Italy) 4.875% due 09/15/54 ~	EUR 500,000	560,056
Banco Bilbao Vizcaya Argentaria SA (Spain) 6.750% § ± ~	4,800,000	5,112,801
Banco Santander SA (Spain) 6.250% § ± ~	700,000	713,640
Bank of America NA 0.764% due 05/08/17 §	$14,500,000	14,468,985
Bankia SA (Spain) 0.147% due 01/25/16 §	EUR 500,000	543,369
3.500% due 01/17/19 ~	1,600,000	1,832,738
Barclays Bank PLC (United Kingdom) 2.010% due 12/21/20 ~	MXN 5,000,000	282,863
7.625% due 11/21/22	$300,000	342,188
Barclays PLC (United Kingdom) 6.500% § ±	EUR 800,000	882,767
8.000% § ±	1,000,000	1,181,379
BPCE SA (France) 0.934% due 11/18/16 §	$5,900,000	5,902,578
1.156% due 06/17/17 §	2,300,000	2,296,460
BPE Financiaciones SA (Spain) 2.500% due 02/01/17 ~	EUR 1,200,000	1,326,899
2.875% due 05/19/16 ~	2,500,000	2,740,194
Citigroup Inc 2.650% due 10/26/20	$900,000	894,465
Citizens Bank NA 2.300% due 12/03/18	1,350,000	1,349,526
Cooperatieve Rabobank (Netherlands) 0.653% due 04/28/17 §	13,300,000	13,289,107
Credit Agricole SA (France) 6.500% § ± ~	EUR 400,000	447,741
Credit Suisse Group Funding Guernsey Ltd (Switzerland) 3.800% due 09/15/22 ~	$700,000	700,757
Depfa ACS Bank (Ireland) 3.875% due 11/14/16	EUR 300,000	336,314
Eksportfinans ASA (Norway) 2.375% due 05/25/16	$1,800,000	1,802,385
HBOS PLC (United Kingdom) 0.687% due 09/01/16 §	EUR 1,400,000	1,523,724
1.303% due 09/30/16 §	$2,800,000	2,793,893
JPMorgan Chase & Co 7.900% § ±	1,710,000	1,742,918

	Principal Amount	Value
JPMorgan Chase Bank NA 0.836% due 06/02/17 §	$3,900,000	$3,887,645
Lehman Brothers Holdings Inc 7.000% due 09/27/27 * Y	1,700,000	128,435
Lloyds Bank PLC (United Kingdom) 1.750% due 05/14/18	1,600,000	1,597,734
3.500% due 05/14/25	300,000	301,637
Lloyds Banking Group PLC (United Kingdom) 7.625% § ± ~	GBP 400,000	619,076
7.875% § ± ~	300,000	469,348
Royal Bank of Scotland Group PLC (United Kingdom) 8.000% § ±	$100,000	106,000
The Bank of New York Mellon Corp 1.234% due 08/17/20 §	1,100,000	1,103,300
The Goldman Sachs Group Inc 1.712% due 09/15/20 §	3,000,000	3,009,906
Volkswagen Bank GmbH (Germany) 0.306% due 11/27/17 § ~	EUR 1,600,000	1,674,661
Westpac Banking Corp (Australia) 1.850% due 11/26/18 ~	$2,000,000	1,996,762

		78,762,251

Industrials - 0.2%

International Lease Finance Corp 7.125% due 09/01/18 ~	1,000,000	1,098,750

Information Technology - 0.2%

Hewlett Packard Enterprise Co 2.450% due 10/05/17 ~	850,000	849,682
2.850% due 10/05/18 ~	850,000	850,248

		1,699,930

Telecommunication Services - 0.7%

AT&T Inc 1.533% due 06/30/20 §	200,000	198,785
2.450% due 06/30/20	300,000	295,872
3.000% due 06/30/22	600,000	584,514
3.400% due 05/15/25	800,000	770,494
4.500% due 05/15/35	200,000	185,572
4.750% due 05/15/46	300,000	275,683
BellSouth LLC 4.821% due 04/26/21 ~	2,500,000	2,529,908

		4,840,828

Utilities - 0.2%

SSE PLC (United Kingdom) 5.625% § ± ~	EUR 1,000,000	1,154,107

Total Corporate Bonds & Notes (Cost $97,774,848)		92,520,558

MORTGAGE-BACKED SECURITIES - 7.2%

Collateralized Mortgage Obligations - Commercial - 1.2%

Banc of America Re-REMIC Trust 5.588% due 06/24/50 " § ~	$1,329,586	1,355,300
5.651% due 02/17/51 " § ~	1,476,045	1,495,074
Credit Suisse Mortgage Capital Certificates 5.467% due 09/16/39 " § ~	2,256,048	2,270,485
5.467% due 09/18/39 " § ~	2,609,056	2,626,950
ML-CFC Commercial Mortgage Trust 5.700% due 09/12/49 "	680,476	708,485

		8,456,294

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
Collateralized Mortgage Obligations - Residential - 5.5%

Alternative Loan Trust 0.702% due 12/25/35 " §	$92,525	$81,400
5.500% due 06/25/35 "	1,492,462	1,498,028
6.000% due 01/25/37 "	1,062,995	923,131
Banc of America Funding Trust 3.007% due 01/20/47 " §	1,535,496	1,302,560
Banc of America Mortgage Trust 2.538% due 11/25/34 " §	77,268	74,045
Bear Stearns Adjustable Rate Mortgage Trust 2.320% due 08/25/35 " §	645,673	653,072
3.147% due 01/25/35 " §	440,377	431,243
Chase Mortgage Finance Trust 2.630% due 02/25/37 " §	116,387	115,542
ChaseFlex Trust 6.000% due 02/25/37 "	578,591	492,303
Citigroup Mortgage Loan Trust 0.492% due 01/25/37 " § ~	424,233	303,294
2.660% due 05/25/35 " §	112,509	111,367
2.905% due 09/25/37 " §	99,933	90,847
Citigroup Mortgage Loan Trust Inc 2.430% due 09/25/35 " §	650,149	651,675
2.706% due 08/25/35 " §	907,434	677,471
Countrywide Home Loan Mortgage Pass-Through Trust 0.742% due 03/25/35 " §	109,883	84,384
2.766% due 08/25/34 " §	50,708	45,126
Deutsche Alt-B Securities Mortgage Loan Trust 0.522% due 10/25/36 " §	56,965	36,666
Fannie Mae 0.482% due 07/25/37 " §	1,957,261	1,839,987
0.572% due 08/25/34 " §	317,475	315,579
0.772% due 07/25/37 " §	31,687	31,846
2.327% due 05/25/35 " §	1,496,840	1,574,687
Freddie Mac 0.561% due 02/15/19 " §	2,001,034	1,997,672
0.781% due 09/15/42 " §	4,338,232	4,330,794
GreenPoint Mortgage Funding Trust 0.692% due 11/25/45 " §	626,405	545,685
GSMPS Mortgage Loan Trust 7.000% due 06/25/43 " ~	341,261	367,332
GSR Mortgage Loan Trust 2.970% due 01/25/35 " §	654,110	629,364
HarborView Mortgage Loan Trust 0.682% due 02/19/36 " §	220,128	164,073
Impac CMB Trust 1.422% due 07/25/33 " §	209,494	202,651
IndyMac INDX Mortgage Loan Trust 0.632% due 05/25/46 " §	1,029,426	851,038
0.662% due 07/25/35 " §	416,746	366,271
JP Morgan Mortgage Trust 2.048% due 07/27/37 " § ~	1,070,237	1,000,887
2.737% due 09/25/35 " §	158,334	142,871
2.749% due 08/25/35 " §	541,669	516,259
2.765% due 07/25/35 " §	488,841	489,493
JP Morgan Resecuritization Trust 2.726% due 08/27/37 " § ~	227,727	229,785
Marche Mutui SARL (Italy) 0.339% due 10/27/65 " § ~	EUR 80,842	87,710
0.342% due 02/25/55 " § ~	229,116	246,092
2.189% due 01/27/64 " § ~	470,038	518,993
Mellon Residential Funding Corp Mortgage Pass-Through Certificate Trust 0.771% due 12/15/30 " §	$337,929	324,656
1.031% due 11/15/31 " §	494,721	466,635
Merrill Lynch Mortgage Investors Trust 0.672% due 11/25/35 " §	549,535	518,027
2.286% due 12/25/35 " §	240,652	222,012

	Principal Amount	Value
NCUA Guaranteed Notes Trust 0.726% due 10/07/20 " §	$4,880,809	$4,904,936
Reperforming Loan REMIC Trust 0.762% due 06/25/35 " § ~	567,703	498,048
Residential Accredit Loans Inc Trust 0.722% due 08/25/35 " §	431,818	336,757
Ryland Mortgage Securities Corp 6.730% due 10/01/27 "	7,538	6,916
Sequoia Mortgage Trust 1.102% due 10/19/26 " §	321,011	314,653
Structured Adjustable Rate Mortgage Loan Trust 1.657% due 01/25/35 " §	454,686	367,692
2.586% due 08/25/35 " §	835,507	783,274
2.586% due 02/25/34 " §	116,076	116,258
Structured Asset Mortgage Investments II Trust 0.552% due 03/25/37 " §	139,169	107,414
0.652% due 07/19/35 " §	926,925	808,444
1.062% due 10/19/34 " §	422,818	407,151
Structured Asset Securities Mortgage Pass-Through Certificates 2.339% due 01/25/32 " §	8,269	7,958
Swan Trust (Australia) 3.370% due 04/25/41 " §	AUD 407,273	298,694
WaMu Mortgage Pass-Through Certificates Trust 0.682% due 11/25/45 " §	$615,618	580,645
1.027% due 05/25/47 " §	1,479,606	1,243,204
1.257% due 02/25/46 " §	607,644	560,615
2.151% due 11/25/46 " §	356,110	321,279
2.580% due 08/25/35 " §	207,175	197,485
Wells Fargo Mortgage-Backed Securities Trust 2.743% due 09/25/34 " §	226,864	232,727
2.853% due 12/25/34 " §	588,733	580,941
5.788% due 04/25/36 " §	334,922	325,175

		38,552,819

Fannie Mae - 0.4%

1.300% due 02/01/36 " §	88,953	89,040
1.443% due 11/01/42 - 10/01/44 " §	376,215	385,304
2.217% due 11/01/35 " §	63,510	66,465
2.235% due 03/01/35 " §	62,321	64,273
2.255% due 12/01/34 " §	123,939	128,624
2.258% due 05/01/35 " §	46,736	49,471
2.269% due 03/01/35 " §	501,562	534,485
2.291% due 08/01/17 " §	43,922	43,889
2.330% due 03/01/35 " §	41,121	42,098
2.355% due 01/01/25 " §	38,718	39,990
2.436% due 12/01/22 " §	11,621	12,048
2.533% due 10/01/35 " §	143,841	152,896
2.625% due 04/01/35 " §	488,352	519,365
2.655% due 11/01/35 " §	196,504	204,308
2.687% due 09/01/35 " §	117,547	124,246
3.244% due 03/01/18 " §	32,837	33,218
3.500% due 07/01/26 " §	1,188	1,196
4.504% due 01/01/36 " §	185,019	195,879
5.000% due 08/01/24 " §	7,961	8,158
5.514% due 03/01/36 " §	118,178	125,136

		2,820,089

Freddie Mac - 0.1%

2.373% due 01/01/34 " §	275,572	292,266
2.474% due 08/01/35 " §	17,295	18,134
2.606% due 10/01/35 " §	27,790	28,588
5.535% due 03/01/36 " §	86,131	88,348

		427,336

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
Government National Mortgage Association - 0.0%

1.625% due 11/20/26 " §	$12,270	$12,765
1.750% due 05/20/23 " §	2,841	2,943
1.875% due 09/20/22 - 07/20/25 " §	66,766	68,900
2.000% due 10/20/24 - 01/20/27 " §	64,269	65,985
2.500% due 02/20/25 " §	15,495	15,865

		166,458

Total Mortgage-Backed Securities (Cost $50,515,080)		50,422,996

ASSET-BACKED SECURITIES - 1.6%

Amortizing Residential Collateral Trust 1.002% due 07/25/32 " §	125,612	117,478
Aquilae II PLC CLO (Ireland) 0.289% due 01/17/23 " § ~	EUR 66,617	72,216
Asset-Backed Securities Corp Home Equity Loan Trust 0.502% due 05/25/37 " §	$30,804	21,245
Bear Stearns Asset-Backed Securities I Trust 0.532% due 04/25/31 " §	566,307	570,373
1.422% due 10/25/37 " §	1,676,950	1,560,071
Bear Stearns Asset-Backed Securities Trust 1.082% due 10/25/32 " §	39,818	38,152
Carlyle High Yield Partners X Ltd CLO 0.540% due 04/19/22 " § ~	739,666	720,156
Countrywide Asset-Backed Certificates 0.612% due 10/25/34 " §	278,827	274,289
0.672% due 04/25/36 " §	105,940	105,685
Credit-Based Asset Servicing & Securitization Trust 0.492% due 01/25/37 " §	261,522	118,680
Equity One Mortgage Pass-Through Trust 1.022% due 04/25/34 " §	475,058	400,184
Freddie Mac Structured Pass-Through Securities 0.682% due 08/25/31 " §	155,586	152,544
HSI Asset Securitization Corp Trust 0.472% due 10/25/36 " §	17,196	9,013
Morgan Stanley IXIS Real Estate Capital Trust 0.472% due 11/25/36 " §	1,931	860
Nautique Funding Ltd (Cayman) 0.571% due 04/15/20 " § ~	259,320	257,357
New Century Home Equity Loan Trust 0.602% due 05/25/36 " §	742,314	556,998
NYLIM Flatiron Ltd CLO 0.564% due 08/08/20 " § ~	220,028	219,154
Penta SA CLO (Luxembourg) 0.172% due 06/04/24 " § ~	EUR 1,832,862	1,973,347
Popular ABS Mortgage Pass-Through Trust 0.512% due 06/25/47 " §	$200,225	199,665
Renaissance Home Equity Loan Trust 1.182% due 12/25/32 " §	217,275	204,010
Structured Asset Securities Corp Mortgage Loan Trust 1.744% due 04/25/35 " §	1,136,438	1,088,323
United States Small Business Administration 5.290% due 12/01/27 "	2,360,868	2,600,313
Wood Street II BV CLO (Netherlands) 0.280% due 03/29/21 " § ~	EUR 125,362	136,186

Total Asset-Backed Securities (Cost $12,158,761)		11,396,299

	Principal Amount	Value
U.S. TREASURY OBLIGATIONS - 106.7%

U.S. Treasury Inflation Protected Securities - 106.7%

0.125% due 04/15/16 ^	$14,949,867	$14,893,608
0.125% due 04/15/17 ^ ‡	25,936,894	25,885,939
0.125% due 04/15/18 ^ ‡	4,729,140	4,719,713
0.125% due 04/15/19 ^ ‡	24,952,724	24,797,190
0.125% due 04/15/20 ^	12,558,890	12,396,828
0.125% due 07/15/22 ^ ‡	117,867,628	114,249,106
0.125% due 01/15/23 ^ ‡	2,369,943	2,271,768
0.125% due 07/15/24 ^	5,607,336	5,322,110
0.250% due 01/15/25 ^ ‡	1,907,923	1,819,800
0.375% due 07/15/23 ^	23,496,130	22,940,665
0.375% due 07/15/25 ^ ‡	401,176	388,047
0.625% due 07/15/21 ^	94,174,918	94,771,403
0.625% due 01/15/24 ^	17,526,284	17,318,456
0.625% due 02/15/43 ^	10,849,065	9,166,402
0.750% due 02/15/42 ^	7,739,189	6,789,402
0.750% due 02/15/45 ^	15,141,643	13,176,274
1.125% due 01/15/21 ^	13,096,904	13,500,440
1.250% due 07/15/20 ^	981,531	1,020,757
1.375% due 01/15/20 ^	13,490,497	14,023,923
1.375% due 02/15/44 ^ ‡	27,096,983	27,527,264
1.625% due 01/15/18 ^ ‡	1,112,594	1,147,367
1.750% due 01/15/28 ^	9,816,885	10,718,714
1.875% due 07/15/19 ^ ‡	7,250,839	7,687,875
2.000% due 01/15/16 ^ ‡	2,828,059	2,827,974
2.000% due 01/15/26 ^	40,934,130	45,452,514
2.125% due 01/15/19 ^	13,842,375	14,645,166
2.125% due 02/15/40 ^	18,859,843	22,180,146
2.125% due 02/15/41 ^ ‡	868,864	1,027,393
2.375% due 01/15/17 ^ ‡	3,302,292	3,384,328
2.375% due 01/15/25 ^	69,057,818	78,462,527
2.375% due 01/15/27 ^	51,835,689	59,892,895
2.500% due 07/15/16 ^	17,789,003	18,078,724
2.500% due 01/15/29 ^ ‡	1,573,062	1,862,675
3.625% due 04/15/28 ^	1,852,855	2,421,057
3.875% due 04/15/29 ^	37,251,303	50,586,514

		747,354,964

Total U.S. Treasury Obligations (Cost $785,507,817)		747,354,964

FOREIGN GOVERNMENT BONDS & NOTES - 11.8%

Autonomous Community of Catalonia (Spain) 4.950% due 02/11/20	EUR 2,200,000	2,582,208
Brazil Letras do Tesouro Nacional (Brazil) 11.418% due 10/01/16	BRL 36,700,000	8,320,234
11.720% due 01/01/17	34,500,000	7,534,695
14.950% due 01/01/18	32,010,000	5,977,061
15.392% due 01/01/19 ~	10,800,000	1,725,641
Brazil Notas do Tesouro Nacional ‘F’ (Brazil) 10.000% due 01/01/17	6,700,000	1,616,332
Colombian TES (Colombia) 3.000% due 03/25/33 ^	COP 3,560,987,040	957,157
Hellenic Republic Government (Greece) 4.500% due 07/03/17	JPY 120,000,000	918,507
Italy Buoni Poliennali Del Tesoro (Italy) 1.700% due 09/15/18 ^	EUR 3,542,770	4,062,449
3.100% due 09/15/26 ^ ~	318,546	431,933
Mexican Bonos (Mexico) 4.750% due 06/14/18	MXN 25,710,000	1,500,772
Mexican Udibonos (Mexico) 4.000% due 11/08/46 ^	13,892,041	819,673
4.500% due 12/04/25 ^	32,177,274	2,056,506
New Zealand Government (New Zealand) 2.000% due 09/20/25 ^ ~	NZD 14,436,800	9,710,438

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
Spain Government (Spain) 2.150% due 10/31/25 ~	EUR 100,000	$112,388
Spain Government Inflation-Linked (Spain) 1.000% due 11/30/30 ^ ~	1,899,715	2,030,089
United Kingdom Gilt Inflation-Linked (United Kingdom) 0.125% due 03/22/24 ^ ~	GBP 17,023,494	26,659,228
0.125% due 03/22/44 ^ ~	214,092	393,619
0.125% due 03/22/46 ^ ~	1,791,837	3,335,931
0.125% due 03/22/58 ^ ~	91,272	194,083
0.125% due 03/22/68 ^ ~	197,459	470,607
0.375% due 03/22/62 ^ ~	407,144	996,382

Total Foreign Government Bonds & Notes (Cost $94,621,217)		82,405,933

PURCHASED OPTIONS - 0.2%
(See Note (h) in Notes to Schedule of Investments) (Cost $1,822,004)		1,144,124

SHORT-TERM INVESTMENTS - 5.1%

U.S. Treasury Bills - 1.3%

0.082% due 01/14/16 ‡	$640,000	639,986
0.123% due 01/07/16 ‡	1,284,000	1,283,995
0.123% due 01/28/16 ‡	511,000	510,958
0.134% due 01/07/16 ‡	571,000	570,998
0.137% due 01/07/16 ‡	832,000	831,996
0.172% due 01/14/16 ‡	1,083,000	1,082,970
0.183% due 01/21/16 ‡	19,000	18,999
0.218% due 01/14/16 ‡	251,000	250,993
0.233% due 01/07/16 ‡	3,294,000	3,293,987
0.230% due 01/07/16 ‡	625,000	624,997

		9,109,879

Repurchase Agreements - 3.8%

Fixed Income Clearing Corp 0.030% due 01/04/16 (Dated 12/31/15, repurchase price of $10,054,694; collateralized by U.S. Treasury Notes: 0.875% due 11/30/16 and value $10,260,588)	10,054,661	10,054,661
Royal Bank of Canada 0.540% due 01/04/16 (Dated 12/31/15, repurchase price of $16,801,008; collateralized by U.S. Treasury Notes: 2.125% due 12/31/22 and value $17,156,779)	16,800,000	16,800,000

		26,854,661

Total Short-Term Investments (Cost $35,964,304)		35,964,540

TOTAL INVESTMENTS - 145.8% (Cost $1,078,364,031)		1,021,209,414

OTHER ASSETS & LIABILITIES, NET - (45.8%)		(320,688,678)

NET ASSETS - 100.0%		$700,520,736

Notes to Schedule of Investments

(a)	As of December 31, 2015, the fund’s composition as a percentage of net assets was as follows:

U.S. Treasury Obligations	106.7%
Corporate Bonds & Notes	13.2%
Foreign Government Bonds & Notes	11.8%
Mortgage-Backed Securities	7.2%
Short-Term Investments	5.1%
Others (each less than 3.0%)	1.8%

	145.8%
Other Assets & Liabilities, Net	(45.8%	)

	100.0%

(b)	An investment with a value of $128,435 or less than 0.1% of the fund’s net assets was in default as of December 31, 2015.

(c)	As of December 31, 2015, investments with a total aggregate value of $55,407,380 were fully or partially segregated with the broker(s)/custodian as collateral for a reverse repurchase agreement, open futures contracts, forward foreign currency contracts, option contracts, swap agreements and delayed delivery securities (including sale-buyback financing transactions).

(d)	The average amount of borrowings by the fund on reverse repurchase agreements outstanding during the year ended December 31, 2015 was $5,934,321 at a weighted average interest rate of 0.408%. The average amount of borrowings by the fund on sale-buyback financing transactions (See Note 4 in Notes to Financial Statements) outstanding during the year ended December 31, 2015 was $449,281,041 at a weighted average interest rate of 0.285%.

(e)	Open futures contracts outstanding as of December 31, 2015 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation (Depreciation)
Euro-BTP (03/16)	2	($3,186)
Sterling Mid-Curve (03/16)	212	18,304
U.S. Treasury 5-Year Notes (03/16)	822	(212,097)
U.S. Treasury 10-Year Notes (03/16)	206	(43,428)
United Kingdom 90-Day LIBOR (12/16)	720	(29,304)

		(269,711)

Short Futures Outstanding
Euro-Bund (03/16)	76	187,614
Sterling Mid-Curve (03/16)	424	9,316
U.S. Treasury Long Bonds (03/16)	131	(2,227)
United Kingdom 90-Day LIBOR (12/16)	720	5,884

		200,587

Total Futures Contracts		($69,124)

(f)	A reverse repurchase agreement outstanding as of December 31, 2015 was as follows:

Counter- party	Collateral Pledged	Interest Rate	Trade Date	Maturity Date	Repurchase Amount	Principal Amount	Value
CAS	U.S. Treasury Inflation Protected Securities 0.125% - 1.625% due 01/15/18 - 07/15/22	0.550%	12/03/15	01/15/16	($36,494,903)	$36,471,500	($36,472,539)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

(g)	Forward foreign currency contracts outstanding as of December 31, 2015 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
BRL	8,311,462	USD	2,084,118	01/16	BOA	$16,726
BRL	1,158,214	USD	296,613	01/16	CIT	(3,857)
BRL	43,679,650	USD	11,564,641	01/16	DUB	(523,971)
BRL	182,077	USD	46,629	01/16	GSC	(606)
BRL	224,311	USD	57,445	01/16	HSB	(747)
BRL	15,201,517	USD	3,893,033	01/16	JPM	(50,628)
BRL	99,302	USD	25,431	01/16	MSC	(331)
BRL	5,972,571	USD	1,532,804	01/16	TDB	(23,149)
BRL	35,844,992	USD	9,058,399	02/16	DUB	(87,143)
EUR	17,863,000	USD	19,614,218	02/16	CIT	(183,878)
EUR	809,000	USD	879,063	02/16	CIT	921
EUR	3,401,000	USD	3,705,517	02/16	GSC	(6,105)
GBP	27,819,000	USD	41,284,681	01/16	CIT	(273,911)
GBP	18,216,000	USD	27,535,258	02/16	GSC	(678,792)
GBP	6,609,000	USD	9,997,076	02/16	JPM	(253,203)
INR	192,153,121	USD	2,891,564	01/16	UBS	4,680
INR	416,942,653	USD	6,167,107	02/16	CIT	86,115
JPY	789,584,000	USD	6,521,176	01/16	MSC	48,016
JPY	593,100,000	USD	4,819,818	02/16	JPM	118,543
MXN	1,759,000	USD	101,927	03/16	BRC	(364)
NZD	12,858,000	USD	8,831,787	01/16	BNP	(37,557)
USD	1,037,460	AUD	1,477,000	02/16	JPM	(36,869)
USD	2,112,188	BRL	8,311,462	01/16	BOA	11,344
USD	347,489	BRL	1,158,214	01/16	CIT	54,733
USD	11,154,048	BRL	43,679,650	01/16	DUB	113,378
USD	48,054	BRL	182,077	01/16	GSC	2,031
USD	57,266	BRL	224,311	01/16	HSB	568
USD	4,151,208	BRL	15,201,517	01/16	JPM	308,802
USD	25,298	BRL	99,302	01/16	MSC	198
USD	1,529,546	BRL	5,972,571	01/16	TDB	19,891
USD	2,062,961	BRL	8,311,462	02/16	BOA	(17,226)
USD	20,830,000	BRL	66,754,630	04/16	JPM	4,461,315
USD	626,476	BRL	2,600,000	10/16	BNP	26,316
USD	6,047,801	BRL	23,900,000	10/16	BOA	530,947
USD	484,567	BRL	2,000,000	10/16	CIT	22,905
USD	2,042,875	BRL	8,200,000	10/16	JPM	150,064
USD	1,289,550	BRL	5,600,000	01/17	BNP	28,845
USD	1,571,190	BRL	6,800,000	01/17	DUB	40,334
USD	2,807,412	BRL	12,000,000	01/17	GSC	105,901
USD	2,375,912	BRL	10,100,000	01/17	JPM	102,140
USD	1,531,779	BRL	6,700,000	01/17	TDB	23,435
USD	1,774,000	CNY	11,486,650	01/16	JPM	19,167
USD	995,356	COP	2,921,866,073	02/16	HSB	78,533
USD	446,169	EUR	406,000	02/16	CIT	4,546
USD	62,583,410	EUR	58,210,628	02/16	JPM	(734,751)
USD	41,941,176	GBP	27,819,000	01/16	MSC	930,406
USD	46,983,303	GBP	31,611,000	02/16	CIT	378,590
USD	6,464,052	JPY	789,584,000	01/16	GSC	(105,139)
USD	71,000	JPY	8,730,044	02/16	JPM	(1,689)
USD	6,524,948	JPY	789,584,000	02/16	MSC	(48,108)
USD	29,000	KRW	33,654,500	01/16	DUB	380
USD	3,244,772	KRW	3,816,500,360	01/16	JPM	(828)
USD	1,745,000	KRW	2,025,159,750	01/16	JPM	22,779
USD	4,968,453	MXN	85,197,049	03/16	GSC	49,267
USD	8,383,583	NZD	12,858,000	01/16	BOA	(410,647)
USD	8,816,833	NZD	12,858,000	02/16	BNP	37,419
USD	1,062,007	NZD	1,621,000	02/16	HSB	(44,191)
USD	3,673,721	SGD	5,182,334	02/16	HSB	24,988
USD	3,555,105	TWD	115,914,210	02/16	JPM	42,330
USD	245,800	ZAR	3,561,295	05/16	MSC	20,976

Total Forward Foreign Currency Contracts						$4,363,839

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

(h)	Purchased options outstanding as of December 31, 2015 were as follows:

Interest Rate Swaptions

Description	Pay/Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Cost	Value
Put - 1-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	0.950%	01/05/16	GSC	$47,300,000	$30,272	$5
Put - 1-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	1.500%	04/06/16	MSC	42,600,000	39,405	822
Put - 1-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	1.500%	04/11/16	CIT	113,100,000	96,135	2,861
Put - 1-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	1.500%	04/29/16	GSC	44,200,000	35,360	3,125
Put - 1-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	1.500%	04/29/16	MSC	189,900,000	199,870	13,426
Put - 1-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	1.000%	06/23/16	MSC	54,900,000	101,565	125,090
Put - 1-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	1.000%	06/24/16	MSC	54,300,000	97,197	124,602
Put - 5-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	3.400%	12/05/16	CSF	14,000,000	102,200	62,681
Put - 30-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	2.683%	12/11/17	MSC	8,000,000	1,120,000	811,512

Total Purchased Options							$1,822,004	$1,144,124

(i)	Transactions in written options for the year ended December 31, 2015 were as follows:

	Number of Contracts	Notional Amount in $	Notional Amount in EUR	Notional Amount in GBP	Premium
Outstanding, December 31, 2014	-	289,320,000	64,900,000	-	$3,347,056
Call Options Written	271	347,524,000	47,898,000	5,900,000.00	2,835,183
Put Options Written	342	198,452,000	128,570,000	2,800,000.00	2,041,338
Call Options Exercised	(76)	(24,344,000)	(18,180,000)	-	(314,606)
Put Options Exercised	(195)	(5,380,000)	(50,402,000)	-	(426,369)
Call Options Expired	(195)	(31,700,000)	(46,818,000)	(3,100,000.00)	(757,346)
Put Options Expired	(147)	(130,172,000)	(78,068,000)	-	(955,966)
Call Options Closed	-	(262,400,000)	(10,900,000)	(2,800,000.00)	(1,928,040)
Put Options Closed	-	(73,100,000)	(34,500,000)	(2,800,000.00)	(619,742)

Outstanding, December 31, 2015	-	308,200,000	2,500,000	-	$3,221,508

(j)	Premiums received and value of written options outstanding as of December 31, 2015 were as follows:

Credit Default Swaptions on Credit Indices – Sell Protection

Description	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Put - CDX IG 25 5Y	1.100%	01/20/16	JPM	$1,400,000	$2,660	($278)
Put - CDX IG 25 5Y	1.100%	02/17/16	JPM	1,400,000	3,850	(1,291)
Put - CDX IG 25 5Y	1.200%	02/17/16	JPM	1,400,000	2,940	(776)

					$9,450	($2,345)

Foreign Currency Options

Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Premium	Value
Call - BRL versus USD	BRL 4.00	03/17/16	CSF	$2,400,000	$101,760	($117,516)
Put - BRL versus USD	3.70	01/14/16	DUB	5,600,000	93,408	(5,919)

					$195,168	($123,435)

Inflation Floor/Cap Options

Description	Initial Index	Floating Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Cap - U.S. CPI Urban Consumers NSA	0.00	Maximum of [(1+0.00%)[10] - Inflation Adjustment] or $0	06/01/16	DUB	$2,000,000	$1,675	$-
Floor - U.S. CPI Urban Consumers NSA	0.00	Maximum of [(1+0.00%)[10] - Inflation Adjustment] or $0	01/22/18	DUB	2,000,000	19,400	(10,084)
Floor - U.S. CPI Urban Consumers NSA	0.00	Maximum of [(1+0.00%)[10] - Inflation Adjustment] or $0	03/01/18	BNP	1,500,000	12,900	(8,143)
Floor - U.S. CPI Urban Consumers NSA	0.00	Maximum of [(1+0.00%)[10] - Inflation Adjustment] or $0	03/24/20	JPM	12,700,000	143,510	(168,209)
Floor - U.S. CPI Urban Consumers NSA	0.00	Maximum of [(1+0.00%)[10] - Inflation Adjustment] or $0	04/07/20	CIT	90,900,000	810,160	(50,386)
Floor - U.S. CPI Urban Consumers NSA	0.00	Maximum of [(1+0.00%)[10] - Inflation Adjustment] or $0	09/29/20	CIT	8,700,000	112,230	(5,558)
Floor - U.S. CPI Urban Consumers NSA	0.00	Maximum of [(1+0.00%)[10] - Inflation Adjustment] or $0	10/02/20	JPM	3,800,000	70,137	(59,336)
Cap - U.S. CPI Urban Consumers NSA	0.00	Maximum of [(1+0.00%)[10] - Inflation Adjustment] or $0	04/22/24	JPM	13,800,000	100,395	(20,832)
Cap - U.S. CPI Urban Consumers NSA	0.00	Maximum of [(1+0.00%)[10] - Inflation Adjustment] or $0	05/16/24	JPM	1,300,000	9,035	(2,005)
Cap - France CPI Excluding Tobacco	0.00	Maximum of [(1+0.00%)[10] - Inflation Adjustment] or $0	06/22/35	GSC	EUR 2,500,000	113,735	(63,559)

						$1,393,177	($388,112)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

Interest Rate Swaptions

Description	Pay/Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Call - 5-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	2.500%	01/19/16	GSC	$11,600,000	$46,400	($4,421)
Call - 5-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	2.500%	01/25/16	RBS	10,000,000	35,478	(6,148)
Call - 5-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	2.500%	02/18/16	GSC	47,600,000	152,320	(73,433)
Call - 5-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	2.400%	03/14/16	GSC	30,900,000	115,875	(46,631)
Call - 5-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	2.400%	12/05/16	CSF	14,000,000	111,300	(88,404)

							461,373	(219,037)

Put - 5-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	3.000%	01/19/16	GSC	11,600,000	42,340	(3,682)
Put - 5-Year Interest Rate Swap	Pay	3-Month USD LIBOR	2.500%	12/11/17	MSC	33,600,000	1,120,000	(575,420)

							1,162,340	(579,102)

							$1,623,713	($798,139)

Total Written Options							$3,221,508	($1,312,031)

(k)	Swap agreements outstanding as of December 31, 2015 were as follows:

Credit Default Swaps on Corporate Issues – Buy Protection (1)

Referenced Obligation	Fixed Deal Pay Rate	Expiration Date	Counter- party	Implied Credit Spread at 12/31/15 (3)	Notional Amount (4)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Cardinal Health Inc	0.590%	06/20/17	DUB	0.047%	$250,000	($2,049)	$-	($2,049)
Temple-Inland Inc	1.000%	03/20/18	BOA	0.116%	4,000,000	(79,510)	208,974	(288,484)

						($81,559)	$208,974	($290,533)

Credit Default Swaps on Corporate and Sovereign Issues – Sell Protection (2)

Referenced Obligation	Fixed Deal Receive Rate	Expiration Date	Counter- party	Implied Credit Spread at 12/31/15 (3)	Notional Amount (4)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Gazprom OAO	1.000%	03/20/16	BOA	2.332%	$200,000	($528)	($15,310)	$14,782
Gazprom OAO	1.000%	03/20/16	GSC	2.332%	2,400,000	(6,339)	(182,495)	176,156
Sberbank of Russia PAO	1.000%	03/20/16	GSC	2.804%	300,000	(1,104)	(16,693)	15,589
Gazprom OAO	1.000%	03/20/16	JPM	2.332%	700,000	(1,849)	(51,700)	49,851
Volkswagen International	1.000%	12/20/16	BOA	1.169%	350,000	(514)	(1,956)	1,442
Indonesia Government	1.000%	12/20/19	BOA	1.866%	700,000	(22,641)	(16,769)	(5,872)
Indonesia Government	1.000%	12/20/19	BRC	1.866%	3,800,000	(122,908)	(94,622)	(28,286)
Indonesia Government	1.000%	12/20/19	HSB	1.866%	1,100,000	(35,579)	(26,085)	(9,494)

						($191,462)	($405,630)	$214,168

Credit Default Swaps on Credit Indices – Sell Protection (2)

Referenced Obligation	Fixed Deal Receive Rate	Expiration Date	Exchange	Notional Amount (4)	Value (5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX HY 24 5Y	5.000%	06/20/20	ICE	$2,970,000	$111,017	$137,896	($26,880)
CDX HY 25 5Y	5.000%	12/20/20	ICE	5,100,000	70,095	54,865	15,230

					$181,112	$192,761	($11,650)

					($91,909)	($3,895)	($88,015)

(1)	If the fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	If the fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(3)	An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in the absolute terms, utilized in determining the value of credit default swap agreements on corporate and sovereign issues of an emerging country as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

(4)	The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of year end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps – Pay Floating Rate

Floating Rate Index	Counter- party	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
BRL-CDI-Compounded	HSB	13.421%	01/04/21	BRL 4,400,000	($85,048)	$-	($85,048)
BRL-CDI-Compounded	BNP	14.500%	01/04/21	5,900,000	(69,240)	(100)	(69,140)
U.S. CPI Urban Consumers NSA	GSC	2.060%	05/12/25	$2,500,000	51,351	-	51,351
U.S. CPI Urban Consumers NSA	UBS	2.063%	05/12/25	8,200,000	170,495	-	170,495
France CPI Excluding Tobacco	CIT	1.675%	06/15/25	EUR 2,000,000	104,551	-	104,551
GBP Retail Price	GSC	3.140%	01/14/30	GBP 3,530,000	33,799	-	33,799
GBP Retail Price	CIT	3.190%	04/15/30	4,400,000	34,278	-	34,278
GBP Retail Price	BNP	3.400%	06/15/30	1,800,000	92,486	8,425	84,061
GBP Retail Price	GSC	3.400%	06/15/30	1,500,000	77,071	4,671	72,400
GBP Retail Price	JPM	3.400%	06/15/30	500,000	25,690	(255)	25,945
GBP Retail Price	CIT	3.325%	08/15/30	2,300,000	58,314	(7,587)	65,901
GBP Retail Price	DUB	3.325%	08/15/30	2,500,000	63,385	3,159	60,226
GBP Retail Price	GSC	3.325%	08/15/30	8,200,000	207,902	(22,078)	229,980
GBP Retail Price	BOA	3.350%	08/15/30	3,200,000	102,301	(36,472)	138,773
GBP Retail Price	CIT	3.275%	09/15/30	1,800,000	21,055	-	21,055
GBP Retail Price	JPM	3.275%	09/15/30	1,700,000	19,886	-	19,886
GBP Retail Price	BNP	3.300%	12/15/30	2,200,000	10,394	9,693	701
GBP Retail Price	CSF	3.335%	04/15/35	100,000	226	53	173
GBP Retail Price	GSC	3.358%	04/15/35	1,100,000	11,772	-	11,772
GBP Retail Price	CSF	3.550%	11/15/44	200,000	24,216	(316)	24,532
GBP Retail Price	CSF	3.328%	01/12/45	300,000	(11,087)	3,246	(14,333)

					943,797	(37,561)	981,358

	Exchange
28-Day MXN TIIE	CME	5.910%	11/25/22	MXN 80,000,000	(14,687)	(692)	(13,995)
28-Day MXN TIIE	CME	6.710%	09/20/29	73,800,000	1,268	(4,863)	6,131
3-Month USD-LIBOR	CME	2.750%	12/14/46	$1,700,000	154	-	154

					(13,265)	(5,555)	(7,710)

					$930,532	($43,116)	$973,648

Interest Rate Swaps – Receive Floating Rate

Floating Rate Index	Counter- party	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
U.S. CPI Urban Consumers NSA	DUB	1.800%	01/17/16	$600,000	($10,866)	($360)	($10,506)
Eurostat Eurozone HICP Ex Tobacco	CIT	0.305%	09/15/16	EUR 2,100,000	(4,788)	226	(5,014)
Eurostat Eurozone HICP Ex Tobacco	JPM	0.320%	09/15/16	5,900,000	(14,415)	-	(14,415)
U.S. CPI Urban Consumers NSA	RBS	1.935%	10/23/16	$11,100,000	(341,449)	(17,110)	(324,339)
U.S. CPI Urban Consumers NSA	DUB	1.860%	11/05/16	9,000,000	(257,713)	-	(257,713)
U.S. CPI Urban Consumers NSA	BNP	1.825%	11/29/16	5,500,000	(152,543)	(1,529)	(151,014)
U.S. CPI Urban Consumers NSA	DUB	1.825%	11/29/16	8,000,000	(221,880)	(3,232)	(218,648)
U.S. CPI Urban Consumers NSA	DUB	1.845%	11/29/16	5,200,000	(147,440)	-	(147,440)
U.S. CPI Urban Consumers NSA	GSC	2.415%	02/12/17	6,200,000	(347,531)	-	(347,531)
U.S. CPI Urban Consumers NSA	BRC	1.908%	04/15/17	6,300,000	(227,118)	-	(227,118)
U.S. CPI Urban Consumers NSA	BNP	2.250%	07/15/17	28,100,000	(1,657,427)	47,258	(1,704,685)
U.S. CPI Urban Consumers NSA	CIT	2.250%	07/15/17	10,600,000	(625,222)	2,544	(627,766)
U.S. CPI Urban Consumers NSA	RBS	2.250%	07/15/17	27,800,000	(1,639,732)	20,533	(1,660,265)
U.S. CPI Urban Consumers NSA	BOA	1.010%	10/16/17	3,300,000	10,977	-	10,977
U.S. CPI Urban Consumers NSA	GSC	2.175%	10/01/18	3,600,000	(179,785)	(2,243)	(177,542)
U.S. CPI Urban Consumers NSA	GSC	2.205%	10/11/18	900,000	(46,408)	-	(46,408)
U.S. CPI Urban Consumers NSA	DUB	2.173%	11/01/18	6,600,000	(329,492)	-	(329,492)
BRL-CDI-Compounded	BNP	16.150%	01/04/21	BRL 3,400,000	5,885	(1,534)	7,419
BRL-CDI-Compounded	GSC	16.150%	01/04/21	6,900,000	11,943	(3,686)	15,629
U.S. CPI Urban Consumers NSA	BOA	1.730%	08/26/25	$500,000	4,986	-	4,986

					(6,170,018)	40,867	(6,210,885)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

Floating Rate Index	Exchange	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	CME	1.500%	12/16/17	$87,100,000	($629,781)	($909,134)	$279,353
6-Month GBP-LIBOR	CME	1.500%	03/16/18	GBP 13,400,000	(124,148)	(157,071)	32,923
3-Month USD-LIBOR	CME	2.000%	12/16/20	$16,800,000	(226,174)	(307,242)	81,068
6-Month JPY-LIBOR	CME	1.000%	09/18/23	JPY 150,000,000	(70,988)	(61,209)	(9,779)
3-Month USD-LIBOR	CME	2.225%	09/16/25	$2,300,000	(20,402)	(15,974)	(4,428)
3-Month USD-LIBOR	CME	2.350%	10/02/25	2,400,000	(44,317)	(45,309)	992
3-Month USD-LIBOR	CME	2.800%	10/28/25	42,100,000	(134,173)	(202,566)	68,393
3-Month USD-LIBOR	LCH	2.500%	12/16/25	50,900,000	(1,555,047)	947,916	(2,502,963)
3-Month GBP-LIBOR	CME	2.000%	03/16/26	GBP 16,000,000	79,711	54,124	25,587
3-Month USD-LIBOR	CME	2.250%	06/15/26	$2,600,000	17,446	8,716	8,730
3-Month USD-LIBOR	LCH	2.250%	06/15/26	7,100,000	22,537	(30,719)	53,256
3-Month USD-LIBOR	CME	2.750%	12/16/45	9,100,000	(182,152)	(321,476)	139,324
3-Month USD-LIBOR	CME	2.570%	02/10/46	600,000	13,679	7,938	5,741
3-Month GBP-LIBOR	CME	2.250%	03/16/46	GBP 14,680,000	(430,243)	(318,920)	(111,323)

					(3,284,052)	(1,350,926)	(1,933,126)

					($9,454,070)	($1,310,059)	($8,144,011)

					($8,523,538)	($1,353,175)	($7,170,363)

Total Swap Agreements					($8,615,447)	($1,357,070)	($7,258,378)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

(l)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2015:

		Total Value at December 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$92,520,558	$-	$92,520,558	$-
	Mortgage-Backed Securities
	Collateralized Mortgage Obligations - Commercial	8,456,294	-	8,456,294	-
	Collateralized Mortgage Obligations - Residential	38,552,819	-	38,545,903	6,916
	Fannie Mae	2,820,089	-	2,820,089	-
	Freddie Mac	427,336	-	427,336	-
	Government National Mortgage Association	166,458	-	166,458	-

	Total Mortgage-Backed Securities	50,422,996	-	50,416,080	6,916

	Asset-Backed Securities	11,396,299	-	11,396,299	-
	U.S. Treasury Obligations	747,354,964	-	747,354,964	-
	Foreign Government Bonds & Notes	82,405,933	-	82,405,933	-
	Short-Term Investments	35,964,540	-	35,964,540	-
	Derivatives:
	Credit Contracts
	Swaps	181,112	-	181,112	-
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	7,887,529	-	7,887,529	-
	Interest Rate Contracts
	Futures	221,118	221,118	-	-
	Purchased Options	1,144,124	-	1,144,124	-
	Swaps	1,277,758	-	1,277,758	-

	Total Interest Rate Contracts	2,643,000	221,118	2,421,882	-

	Total Assets - Derivatives	10,711,641	221,118	10,490,523	-

	Total Assets	1,030,776,931	221,118	1,030,548,897	6,916

Liabilities	Derivatives:
	Credit Contracts
	Written Options	(2,345)	-	(2,345)	-
	Swaps	(273,021)	-	(273,021)	-

	Total Credit Contracts	(275,366)	-	(275,366)	-

	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(3,523,690)	-	(3,523,690)	-
	Written Options	(123,435)	-	(123,435)	-

	Total Foreign Currency Contracts	(3,647,125)	-	(3,647,125)	-

	Interest Rate Contracts
	Futures	(290,242)	(290,242)	-	-
	Written Options	(1,186,251)	-	(1,186,251)	-
	Swaps	(9,801,296)	-	(9,801,296)	-

	Total Interest Rate Contracts	(11,277,789)	(290,242)	(10,987,547)	-

	Total Liabilities - Derivatives	(15,200,280)	(290,242)	(14,910,038)	-

	Total Liabilities	(15,200,280)	(290,242)	(14,910,038)	-

	Total	$1,015,576,651	($69,124)	$1,015,638,859	$6,916

Certain of the fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of December 31, 2015, such liabilities are categorized within the three-tier hierarchy of inputs as follows:

		Total Value at December 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities	Reverse Repurchase Agreement	($36,472,539)	$-	($36,472,539)	$-
	Sale-buyback Financing Transactions	(716,974,226)	-	(716,974,226)	-

	Total	($753,446,765)	$-	($753,446,765)	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

INFLATION STRATEGY PORTFOLIO

Schedule of Investments

December 31, 2015

	Principal Amount	Value
U.S. TREASURY OBLIGATIONS - 29.8%

U.S. Treasury Inflation Protected Securities - 29.8%

0.125% due 04/15/19 ^	$2,192,465	$2,179,042
0.125% due 04/15/20 ^	5,443,777	5,374,467
0.125% due 01/15/22 ^	5,421,914	5,253,737
0.125% due 07/15/22 ^	7,860,376	7,620,265
0.125% due 01/15/23 ^	3,503,394	3,358,266
0.125% due 07/15/24 ^	1,782,973	1,692,587
0.250% due 01/15/25 ^	2,199,132	2,097,559
0.375% due 07/15/23 ^	3,853,015	3,762,855
0.375% due 07/15/25 ^	651,911	630,576
0.625% due 07/15/21 ^	1,635,669	1,646,230
0.625% due 01/15/24 ^	6,054,820	5,983,900
0.750% due 02/15/42 ^	10,526	9,235
1.125% due 01/15/21 ^	15,526,073	16,006,185
1.250% due 07/15/20 ^	1,537,732	1,599,186
1.375% due 07/15/18 ^	716,924	742,225
1.375% due 01/15/20 ^	901,885	937,642
1.375% due 02/15/44 ^	918,468	933,033
1.625% due 01/15/18 ^	806,063	831,256
2.125% due 01/15/19 ^	708,986	750,150
2.125% due 02/15/40 ^	715,267	841,108
2.125% due 02/15/41 ^	43,443	51,370
2.375% due 01/15/17 ^	9,729,968	9,971,679
2.375% due 01/15/25 ^	1,539,372	1,749,097
2.500% due 01/15/29 ^	686,830	813,281
2.625% due 07/15/17 ^	700,018	731,189
3.375% due 04/15/32 ^	294,789	398,588
3.625% due 04/15/28 ^	1,941,086	2,536,346

		78,501,054

Total U.S. Treasury Obligations (Cost $79,747,528)		78,501,054

FOREIGN GOVERNMENT BONDS & NOTES - 2.9%

Canadian Government (Canada) 4.250% due 12/01/26 ^	CAD 7,241,450	7,571,834

Total Foreign Government Bonds & Notes (Cost $10,415,886)		7,571,834

SHORT-TERM INVESTMENTS - 66.3%

Certificates of Deposit - 9.1%

Bank of Montreal (Canada) 0.290% due 01/07/16	$3,500,000	3,499,966
Canadian Imperial Bank of Commerce (Canada) 0.250% due 01/25/16	1,000,000	1,000,076
Citibank NA 0.260% due 01/11/16	3,000,000	3,000,125
Mizuho Bank Ltd (Japan) 0.300% due 01/28/16	2,000,000	1,999,800
0.300% due 02/03/16	1,500,000	1,499,790
National Australia Bank Ltd (Australia) 0.240% due 01/21/16	2,000,000	1,999,982
Norinchukin Bank (Japan) 0.310% due 01/19/16	1,000,000	999,965
0.320% due 01/12/16	1,000,000	999,988
Sumitomo Mitsui Banking Corp (Japan) 0.360% due 01/06/16	2,000,000	2,000,003
The Bank of Tokyo-Mitsubishi UFJ Ltd (Japan) 0.290% due 02/05/16	2,000,000	1,999,742
The Sumitomo Trust & Banking Co Ltd (Japan) 0.380% due 01/25/16	2,000,000	1,999,969
The Toronto-Dominion Bank (Canada) 0.400% due 03/01/16	3,000,000	2,999,801

		23,999,207

	Principal Amount	Value
Commercial Paper - 42.6%

Abbott Laboratories 0.406% due 01/21/16	$2,020,000	$2,019,723
American Honda Finance Corp (Japan) 0.203% due 01/07/16	1,000,000	999,958
0.203% due 01/08/16	1,000,000	999,951
0.406% due 01/19/16	1,500,000	1,499,777
ANZ National International Ltd (New Zealand) 0.274% due 01/29/16	3,000,000	2,998,809
0.284% due 02/03/16	1,000,000	999,525
Apple Inc 0.162% due 01/07/16	1,000,000	999,948
0.230% due 03/14/16	1,000,000	999,180
0.260% due 02/29/16	1,800,000	1,798,845
ASB Finance Ltd (New Zealand) 0.304% due 02/09/16	2,500,000	2,499,022
BMW U.S. Capital LLC (Germany) 0.304% due 01/08/16	3,000,000	2,999,799
0.396% due 01/29/16	1,000,000	999,699
Chevron Corp 0.183% due 01/25/16	1,000,000	999,765
0.304% due 01/22/16	1,000,000	999,795
CPPIB Capital Inc (Canada) 0.396% due 02/09/16	1,095,000	1,094,572
0.507% due 02/05/16	1,000,000	999,651
DBS Bank Ltd (Singapore) 0.274% due 01/19/16	2,500,000	2,499,567
0.406% due 03/01/16	1,000,000	999,346
Exxon Mobil Corp 0.264% due 01/19/16	2,000,000	1,999,654
0.355% due 01/06/16	1,500,000	1,499,935
Google Inc 0.183% due 01/07/16	1,000,000	999,968
0.386% due 02/24/16	1,000,000	999,529
0.396% due 02/24/16	3,500,000	3,498,353
Johnson & Johnson 0.335% due 01/21/16	3,000,000	2,999,589
JPMorgan Securities LLC 0.510% due 01/13/16	1,850,000	1,849,778
0.630% due 03/08/16	1,500,000	1,498,802
Kimberly-Clark Corp 0.183% due 01/06/16	2,500,000	2,499,880
0.436% due 02/02/16	1,000,000	999,654
Microsoft Corp 0.193% due 01/13/16	2,000,000	1,999,859
Mitsubishi UFJ Financial Group Inc (Japan) 0.335% due 01/14/16	1,500,000	1,499,771
National Australia Bank Ltd (Australia) 0.238% due 02/02/16	1,000,000	999,730
0.426% due 01/25/16	1,000,000	999,814
Novartis Finance Corp 0.304% due 01/04/16	1,300,000	1,299,964
Ontario Teacher Financial Trust (Canada) 0.406% due 02/16/16	2,000,000	1,994,902
Oversea-Chinese Banking Corp Ltd (Singapore) 0.274% due 02/01/16	3,000,000	2,999,077
PACCAR Financial Corp 0.183% due 01/13/16	1,000,000	999,880
0.325% due 01/11/16	1,000,000	999,902
0.406% due 02/16/16	1,000,000	999,492
PepsiCo Inc 0.355% due 01/19/16	2,500,000	2,499,664
0.355% due 01/25/16	1,000,000	999,813
Pfizer Inc 0.152% due 01/20/16	2,000,000	1,999,744
0.335% due 02/22/16	1,000,000	999,550

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

INFLATION STRATEGY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
Province of Ontario (Canada) 0.477% due 03/14/16	$1,000,000	$999,180
Province of Quebec (Canada) 0.203% due 01/20/16	1,500,000	1,499,723
0.284% due 02/03/16	1,500,000	1,499,507
0.406% due 01/21/16	1,000,000	999,805
QUALCOMM Inc 0.243% due 02/09/16	2,500,000	2,499,022
0.416% due 02/10/16	1,000,000	999,599
Reckitt Benckiser Group PLC (United Kingdom) 0.233% due 01/19/16	1,200,000	1,199,773
Royal Bank of Canada (Canada) 0.558% due 03/09/16	2,500,000	2,498,390
Siemens Capital Co LLC (Germany) 0.325% due 01/20/16	2,000,000	1,999,631
The Bank of Nova Scotia (Canada) 0.264% due 02/01/16	3,000,000	2,999,269
The Coca-Cola Co 0.172% due 01/13/16	1,200,000	1,199,903
0.284% due 01/12/16	2,000,000	1,999,853
The Procter & Gamble Co 0.335% due 01/25/16	3,000,000	2,999,502
The Walt Disney Co 0.193% due 01/29/16	2,000,000	1,999,559
0.365% due 02/23/16	1,500,000	1,499,242
Toyota Motor Credit Corp 0.345% due 02/25/16	3,000,000	2,998,021
Unilever Capital Corp (Netherlands) 0.193% due 01/25/16	1,000,000	999,780
0.355% due 01/25/16	1,000,000	999,780
0.406% due 02/16/16	1,500,000	1,499,260
United Overseas Bank Ltd (Singapore) 0.304% due 01/08/16	1,250,000	1,249,925
0.406% due 02/22/16	2,185,000	2,183,807
USAA CAPITAL Corp 0.254% due 01/06/16	3,000,000	2,999,870
Wal-Mart Stores Inc 0.233% due 01/25/16	1,000,000	999,834
Westpac Banking Corp (Australia) 0.274% due 01/13/16	3,000,000	2,999,767
0.304% due 01/04/16	1,000,000	999,981

		112,365,219

U.S. Government Agency Issues - 10.4%

Fannie Mae 0.122% due 01/14/16	3,000,000	2,999,883
0.183% due 02/03/16	3,600,000	3,599,280
0.284% due 01/25/16	1,700,000	1,699,860
Federal Home Loan Bank 0.325% due 03/03/16	3,000,000	2,998,575
0.355% due 01/27/16	700,000	699,938
0.355% due 02/01/16	2,900,000	2,899,458
0.355% due 02/03/16	1,300,000	1,299,740
Freddie Mac 0.101% due 01/08/16	6,300,000	6,299,899
0.223% due 01/04/16	2,000,000	2,000,000
0.274% due 01/27/16	1,900,000	1,899,831
0.304% due 02/17/16	1,000,000	999,707

		27,396,171

	Principal Amount	Value
Repurchase Agreement - 4.2%

Fixed Income Clearing Corp 0.030% due 01/04/16 (Dated 12/31/15, repurchase price of $11,158,964; collateralized by Federal Home Loan Bank: 0.500% due 09/28/16 and value $5,438,194; and U.S. Treasury Notes: 0.500% due 09/30/16 and value $5,945,000)	$11,158,927	$11,158,927

Total Short-Term Investments (Cost $174,923,461)		174,919,524

TOTAL INVESTMENTS - 99.0% (Cost $265,086,875)		260,992,412

OTHER ASSETS & LIABILITIES, NET - 1.0%		2,664,063

NET ASSETS - 100.0%		$263,656,475

Notes to Schedule of Investments

(a)	As of December 31, 2015, the fund’s composition as a percentage of net assets was as follows:

Short-Term Investments	66.3%
U.S. Treasury Obligations	29.8%
Others (each less than 3.0%)	2.9%

99.0%
Other Assets & Liabilities, Net	1.0%

100.0%

(b)	Open futures contracts outstanding as of December 31, 2015 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation (Depreciation)
Eurodollar (12/17)	1,015	$126,525
U.S. Treasury 5-Year Notes (03/16)	161	(63,703)
U.S. Treasury 10-Year Notes (03/16)	271	(100,717)

		(37,895)

Short Futures Outstanding
Eurodollar (12/16)	789	157,023
Eurodollar (12/18)	1,060	(305,037)
U.S. Treasury Long Bonds (03/16)	63	23,514

		(124,500)

Total Futures Contracts		($162,395)

(c)	Forward foreign currency contracts outstanding as of December 31, 2015 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
USD	8,029,636	CAD	10,499,070	02/16	BOA	$441,147

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

INFLATION STRATEGY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

(d)	Transactions in written options for the year ended December 31, 2015 were as follows:

	Number of Contracts	Premium
Outstanding, December 31, 2014	-	$-
Call Options Written	15,827	2,953,484
Put Options Written	18,162	5,960,585
Call Options Exercised	(450)	(240,491)
Put Options Exercised	(2,544)	(1,055,295)
Call Options Expired	(5,514)	(349,961)
Put Options Expired	(1,516)	(132,433)
Call Options Closed	(9,863)	(2,363,031)
Put Options Closed	(13,982)	(4,729,685)

Outstanding, December 31, 2015	120	$43,173

(e)	Premiums received and value of written options outstanding as of December 31, 2015 were as follows:

Options on Futures

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Premium	Value
Put - U.S. Treasury 30-Year Bonds (02/16)	$151.00	01/22/16	CME	120	$43,173	($56,250)

Total Written Options					$43,173	($56,250)

(f)	Swap agreements outstanding as of December 31, 2015 were as follows:

Total Return Swaps

Receive Total Return	Pay	Counter- party	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Barclays U.S. Inflation- Linked Bond Index	1-Month USD-LIBOR plus or minus a specified spread	BRC	03/15/16	$137,600,944	($905,508)	$-	($905,508)

Total Swap Agreements					($905,508)	$-	($905,508)

(g)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2015:

		Total Value at December 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	U.S. Treasury Obligations	$78,501,054	$-	$78,501,054	$-
	Foreign Government Bonds & Notes	7,571,834	-	7,571,834	-
	Short-Term Investments	174,919,524	-	174,919,524	-
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	441,147	-	441,147	-
	Interest Rate Contracts
	Futures	307,062	307,062	-	-

	Total Assets - Derivatives	748,209	307,062	441,147	-

	Total Assets	261,740,621	307,062	261,433,559	-

Liabilities	Derivatives:
	Interest Rate Contracts
	Futures	(469,457)	(469,457)	-	-
	Written Options	(56,250)	(56,250)	-	-
	Swaps	(905,508)	-	(905,508)	-

	Total Interest Rate Contracts	(1,431,215)	(525,707)	(905,508)	-

	Total Liabilities	(1,431,215)	(525,707)	(905,508)	-

	Total	$260,309,406	($218,645)	$260,528,051	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments

December 31, 2015

	Shares	Value
CONVERTIBLE PREFERRED STOCKS - 0.3%

Financials - 0.3%

Wells Fargo & Co 7.500%	8,200	$9,536,477

Total Convertible Preferred Stocks (Cost $5,902,780)		9,536,477

	Principal Amount

CORPORATE BONDS & NOTES - 25.9%

Consumer Discretionary - 0.4%

Marks & Spencer PLC (United Kingdom) 6.250% due 12/01/17 ~	$10,000,000	10,699,620
Motors Liquidation Co-Escrow Receipts 8.375% due 07/05/33 * Y +	EUR 7,400,000	-

		10,699,620

Consumer Staples - 0.9%

CVS Health Corp 2.800% due 07/20/20	$3,300,000	3,319,655
3.875% due 07/20/25	5,800,000	5,931,834
Reynolds American Inc 3.250% due 06/12/20	100,000	101,745
4.450% due 06/12/25	9,800,000	10,274,222
6.750% due 06/15/17	7,100,000	7,582,218

		27,209,674

Energy - 2.2%

California Resources Corp 5.000% due 01/15/20	829,000	299,476
6.000% due 11/15/24	184,000	56,580
8.000% due 12/15/22 ~	2,712,000	1,433,970
CNPC General Capital Ltd (China) 1.262% due 05/14/17 § ~	13,700,000	13,680,026
Kinder Morgan Energy Partners LP 3.450% due 02/15/23	2,790,000	2,321,372
Odebrecht Drilling Norbe VIII/IX Ltd (Brazil) 6.350% due 06/30/22 ~	3,454,000	1,277,980
Petrobras Global Finance BV (Brazil) 1.990% due 05/20/16 §	1,700,000	1,661,750
2.000% due 05/20/16	100,000	98,750
2.461% due 01/15/19 §	300,000	228,750
2.886% due 03/17/17 §	2,100,000	1,929,375
3.406% due 03/17/20 §	500,000	356,250
3.500% due 02/06/17	2,000,000	1,875,000
3.875% due 01/27/16	1,300,000	1,296,425
4.375% due 05/20/23	6,800,000	4,505,000
4.875% due 03/17/20	200,000	150,500
5.375% due 01/27/21	4,500,000	3,363,750
5.750% due 01/20/20	200,000	157,500
5.875% due 03/01/18	11,600,000	10,353,000
6.750% due 01/27/41	7,000,000	4,515,000
6.850% due 06/05/15	3,600,000	2,349,000
7.875% due 03/15/19	2,100,000	1,863,750
Ras Laffan Liquefied Natural Gas Co Ltd III (Qatar) 6.750% due 09/30/19 ~	2,600,000	3,024,819
Regency Energy Partners LP 5.000% due 10/01/22	4,100,000	3,638,713
Sabine Pass Liquefaction LLC 5.625% due 04/15/23	1,750,000	1,544,375
Williams Partners LP 4.875% due 05/15/23	5,200,000	4,222,067
4.875% due 03/15/24	3,000,000	2,407,683

		68,610,861

	Principal Amount	Value
Financials - 18.8%

Ally Financial Inc 2.750% due 01/30/17	$2,900,000	$2,900,000
5.500% due 02/15/17	9,200,000	9,499,000
Banco Espirito Santo SA (Portugal) 2.625% due 05/08/17 ~	EUR 1,000,000	158,122
4.750% due 01/15/18 ~	5,600,000	832,233
Banco Santander Brasil SA (Brazil) 4.250% due 01/14/16 ~	$5,600,000	5,593,409
Banco Santander Mexico SA (Mexico) 4.125% due 11/09/22 ~	8,900,000	8,911,125
Banco Santander SA (Spain) 6.250% § ± ~	EUR 1,100,000	1,121,434
Bank of America Corp 0.692% due 08/15/16 §	$2,800,000	2,787,056
2.650% due 04/01/19	4,000,000	4,011,944
5.650% due 05/01/18	5,000,000	5,379,385
6.000% due 09/01/17	2,900,000	3,087,369
6.500% due 08/01/16	18,600,000	19,144,757
6.875% due 04/25/18	10,100,000	11,150,026
Bank of America NA 0.764% due 05/08/17 §	4,400,000	4,390,588
0.812% due 06/15/17 §	9,600,000	9,526,080
0.902% due 06/05/17 §	7,500,000	7,477,560
Bank of China Hong Kong Ltd (Hong Kong) 5.550% due 02/11/20 ~	1,700,000	1,852,866
Barclays Bank PLC (United Kingdom) 7.750% due 04/10/23 §	1,300,000	1,389,375
10.179% due 06/12/21 ~	19,400,000	25,174,332
Barclays PLC (United Kingdom) 6.500% § ±	EUR 5,900,000	6,510,406
BBVA Bancomer SA (Mexico) 6.500% due 03/10/21 ~	$1,200,000	1,278,000
BPCE SA (France) 0.934% due 11/18/16 §	28,600,000	28,612,498
Cantor Fitzgerald LP 6.500% due 06/17/22 ~	8,200,000	8,544,006
CIT Group Inc 5.250% due 03/15/18	1,500,000	1,552,500
Citigroup Inc 0.747% due 06/09/16 §	10,900,000	10,869,033
1.280% due 07/25/16 §	500,000	500,773
1.402% due 04/01/16 §	500,000	499,963
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands) 0.653% due 04/28/17 §	10,900,000	10,891,073
11.000% § ± ~	22,000,000	27,241,500
Credit Suisse Group Funding Guernsey Ltd (Switzerland) 3.800% due 09/15/22 ~	9,000,000	9,009,738
Daimler Finance North America LLC (Germany) 2.000% due 08/03/18 ~	8,000,000	7,950,288
Discover Bank 2.600% due 11/13/18	3,200,000	3,200,278
Export-Import Bank of Korea (South Korea) 2.625% due 12/30/20	16,500,000	16,520,675
4.000% due 01/29/21	1,800,000	1,921,482
Ford Motor Credit Co LLC 0.794% due 11/08/16 §	15,700,000	15,593,523
0.982% due 09/08/17 §	2,300,000	2,268,874
1.500% due 01/17/17	6,345,000	6,301,930
3.984% due 06/15/16	700,000	707,839
8.000% due 12/15/16	500,000	528,789
GE Capital International Funding Co 0.964% due 04/15/16 ~	703,000	703,340
General Motors Financial Co Inc 3.150% due 01/15/20	5,200,000	5,158,608
3.200% due 07/13/20	4,600,000	4,533,884

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
HCP Inc REIT 4.000% due 12/01/22	$3,900,000	$3,887,957
ICICI Bank Ltd (India) 4.750% due 11/25/16 ~	26,700,000	27,347,074
Intesa Sanpaolo SPA (Italy) 2.375% due 01/13/17	7,890,000	7,917,402
JPMorgan Chase & Co 1.063% due 05/30/17 §	GBP 2,500,000	3,661,729
3.150% due 07/05/16	$4,100,000	4,142,607
3.900% due 07/15/25	9,000,000	9,279,693
LBG Capital PLC (United Kingdom) 15.000% due 12/21/19 ~	GBP 9,400,000	18,860,031
Lloyds Bank PLC (United Kingdom) 12.000% § ± ~	$5,300,000	7,562,040
Mizuho Bank Ltd (Japan) 1.053% due 09/25/17 § ~	700,000	695,793
Morgan Stanley 1.600% due 04/25/18 §	2,000,000	2,022,500
2.125% due 04/25/18	300,000	300,840
National Australia Bank Ltd (Australia) 0.883% due 06/30/17 § ~	25,900,000	25,844,781
OneMain Financial Holdings Inc 6.750% due 12/15/19 ~	1,400,000	1,422,750
7.250% due 12/15/21 ~	1,300,000	1,306,500
Piper Jaffray Cos 5.060% due 10/09/18 ~	2,000,000	1,996,706
Principal Life Global Funding II 1.200% due 05/19/17 ~	17,500,000	17,445,803
Royal Bank of Scotland Group PLC (United Kingdom) 6.990% § ± ~	8,500,000	9,881,250
Simon Property Group LP REIT 2.500% due 09/01/20	6,400,000	6,409,798
Societe Generale SA (France) 8.000% § ± ~	8,200,000	8,370,388
Springleaf Finance Corp 6.900% due 12/15/17	5,000,000	5,187,500
The Bank of Nova Scotia (Canada) 1.250% due 04/11/17	26,700,000	26,662,220
The Bank of Tokyo-Mitsubishi UFJ Ltd (Japan) 1.522% due 09/14/18 § ~	7,500,000	7,524,705
The Bear Stearns Cos LLC 6.400% due 10/02/17	17,200,000	18,528,631
7.250% due 02/01/18	10,900,000	12,027,943
The Blackstone Group LP 9.296% due 03/19/19 ~ +	2,180,812	2,175,110
The Goldman Sachs Group Inc 1.048% due 05/22/17 §	16,600,000	16,582,570
1.712% due 09/15/20 §	8,400,000	8,427,737
The Korea Development Bank (South Korea) 3.500% due 08/22/17	3,100,000	3,181,539
UBS AG (Switzerland) 0.974% due 06/01/17 §	4,500,000	4,492,409
1.264% due 06/01/20 §	1,700,000	1,695,277
Vesey Street Investment Trust I 4.404% due 09/01/16 §	4,300,000	4,384,676
Wells Fargo & Co 7.980% § ±	26,700,000	27,768,000

		592,279,620

Health Care - 0.7%

Actavis Funding SCS 3.000% due 03/12/20	6,500,000	6,511,069
Baxalta Inc 1.366% due 06/22/18 § ~	8,300,000	8,279,101
UnitedHealth Group Inc 3.750% due 07/15/25	7,300,000	7,541,309

		22,331,479

	Principal Amount	Value
Industrials - 0.7%

Hellenic Railways Organization SA (Greece) 5.014% due 12/27/17 ~	EUR 3,400,000	$3,417,828
International Lease Finance Corp 5.750% due 05/15/16	$1,500,000	1,522,500
6.750% due 09/01/16 ~	1,770,000	1,820,887
LeasePlan Corp NV (Netherlands) 2.875% due 01/22/19 ~	8,000,000	7,903,776
Masco Corp 6.125% due 10/03/16	8,200,000	8,466,336
UAL Equipment Trust AB 10.850% due 02/19/49 *	216,161	41,048
UAL Pass-Through Trust ‘A’ 9.560% due 10/19/18 *	592,645	1,008

		23,173,383

Information Technology - 0.3%

Apple Inc 2.850% due 05/06/21	2,000,000	2,050,642
Baidu Inc (China) 3.000% due 06/30/20	8,200,000	8,116,500

		10,167,142

Materials - 0.2%

Braskem Finance Ltd (Brazil) 5.750% due 04/15/21 ~	4,000,000	3,500,000
CSN Islands XI Corp (Brazil) 6.875% due 09/21/19 ~ ‡	1,800,000	954,000
Rohm & Haas Co 6.000% due 09/15/17	368,000	391,866

		4,845,866

Telecommunication Services - 1.2%

Ooredoo International Finance Ltd (Qatar) 3.375% due 10/14/16 ~	300,000	303,666
Qwest Corp 6.875% due 09/15/33	1,178,000	1,133,210
Verizon Communications Inc 0.877% due 06/09/17 §	17,900,000	17,830,870
2.042% due 09/15/16 §	3,280,000	3,300,648
2.500% due 09/15/16	686,000	691,485
3.000% due 11/01/21	2,800,000	2,796,816
3.500% due 11/01/24	12,600,000	12,474,580

		38,531,275

Utilities - 0.5%

Dynegy Inc 6.750% due 11/01/19	9,700,000	9,166,500
7.375% due 11/01/22	3,300,000	2,887,500
7.625% due 11/01/24	1,600,000	1,375,680
Majapahit Holding BV (Indonesia) 7.750% due 10/17/16 ~	2,800,000	2,929,500

		16,359,180

Total Corporate Bonds & Notes (Cost $824,181,319)		814,208,100

SENIOR LOAN NOTES - 0.8%

Consumer Discretionary - 0.4%

Chrysler Group LLC Term B 3.500% due 05/24/17 §	6,650,036	6,638,232
MGM Resorts International Term A 3.174% due 12/20/17 §	5,810,152	5,781,102

		12,419,334

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
Financials - 0.1%

Hellenic Republic Schuldschein due 03/30/16 µ	EUR 3,000,000	$3,162,442

Health Care - 0.3%

HCA Inc Term B5 3.174% due 03/31/17 §	$9,750,378	9,749,705

Total Senior Loan Notes (Cost $25,421,440)		25,331,481

MORTGAGE-BACKED SECURITIES - 48.0%

Collateralized Mortgage Obligations - Commercial - 4.9%

Banc of America Commercial Mortgage Trust 5.451% due 01/15/49 "	254,934	261,657
5.617% due 07/10/46 " §	14,560,095	14,693,590
Bcrr Trust 5.858% due 07/17/40 " § ~	11,406,437	11,499,281
Bear Stearns Commercial Mortgage Securities Trust 5.331% due 02/11/44 "	752,225	773,782
5.700% due 06/11/50 "	5,700,000	5,946,567
5.722% due 06/11/40 " §	20,890,449	21,862,292
Capmark Mortgage Securities Inc (IO) 1.091% due 05/15/35 " §	372,293	7,387
Commercial Mortgage Trust 5.444% due 03/10/39 "	5,232,515	5,352,742
Credit Suisse Commercial Mortgage Trust 5.297% due 12/15/39 "	2,418,352	2,473,892
Credit Suisse Mortgage Capital Certificates 5.467% due 09/15/39 "	27,833,854	28,138,490
JP Morgan Chase Commercial Mortgage Securities Trust 5.695% due 02/12/49 " §	5,450,969	5,627,137
LB-UBS Commercial Mortgage Trust 5.866% due 09/15/45 " §	1,178,424	1,238,013
ML-CFC Commercial Mortgage Trust 5.700% due 09/12/49 "	5,443,807	5,667,882
Morgan Stanley Capital I Trust 5.319% due 12/15/43 "	20,557,877	20,979,068
5.731% due 07/12/44 " §	3,876,456	3,901,441
Morgan Stanley Re-REMIC Trust 5.795% due 08/12/45 " § ~	598,028	614,929
Wachovia Bank Commercial Mortgage Trust 5.342% due 12/15/43 "	16,200,000	16,581,257
5.557% due 03/15/45 " §	8,080,391	8,070,905

		153,690,312

Collateralized Mortgage Obligations - Residential - 5.7%

Alternative Loan Trust 0.582% due 02/20/47 " §	8,618,209	6,504,372
0.612% due 10/25/46 " §	1,734,010	1,695,848
0.702% due 02/25/37 " §	255,798	200,588
Alternative Loan Trust (IO) 4.578% due 05/25/35 " §	4,419,885	414,119
Banc of America Funding Ltd 0.503% due 10/03/39 " § ~	4,722,886	4,702,196
Banc of America Funding Trust 0.433% due 08/25/47 " § ~	11,881,278	9,926,226
2.801% due 02/20/36 " §	2,369,738	2,356,505
BCAP LLC Trust 5.250% due 02/26/36 " ~	3,257,569	2,909,496
5.250% due 08/26/37 " ~	5,772,757	6,013,166
5.283% due 03/26/37 " § ~	724,296	703,845

	Principal Amount	Value
Bear Stearns Adjustable Rate Mortgage Trust 2.320% due 08/25/35 " §	$24,068	$24,344
2.605% due 08/25/33 " §	3,016,727	3,021,415
Bear Stearns ALT-A Trust 1.262% due 11/25/34 " §	539,587	530,407
2.458% due 01/25/36 " §	3,902,043	3,228,875
Bear Stearns Structured Products Inc Trust 2.566% due 12/26/46 " §	1,314,188	1,005,880
2.693% due 01/26/36 " §	1,807,610	1,472,109
Citigroup Mortgage Loan Trust Inc 2.706% due 08/25/35 " §	789,804	589,651
Countrywide Home Loan Mortgage Pass-Through Trust 0.742% due 03/25/35 " §	1,536,618	1,360,783
2.616% due 05/20/34 " §	1,750,267	1,678,425
2.766% due 08/25/34 " §	244,034	217,168
Credit Suisse First Boston Mortgage Securities Corp 0.824% due 03/25/32 " § ~	245,398	228,234
Downey Savings & Loan Association Mortgage Loan Trust 2.547% due 07/19/44 " §	1,142,171	1,139,178
Fannie Mae 0.482% due 07/25/37 " §	407,763	383,331
0.760% due 04/18/28 " §	108,832	109,866
0.810% due 10/18/30 " §	687	696
0.922% due 03/25/17 " §	4,506	4,515
1.022% due 05/25/40 " §	3,325,392	3,360,948
5.000% due 03/25/21 "	31,733	32,654
6.357% due 10/25/42 " §	989,365	1,136,526
Fannie Mae (IO) 6.278% due 10/25/35 " §	7,194	1,328
FHLMC-GNMA 7.500% due 09/20/26 "	188,957	218,684
First Horizon Alternative Mortgage Securities Trust 2.255% due 03/25/35 " §	1,349,171	1,071,681
2.345% due 06/25/34 " §	5,747,646	5,668,217
6.000% due 01/25/35 "	77,115	73,342
Freddie Mac 0.681% due 12/15/29 " §	18,709	18,804
3.500% due 07/15/32 "	21,866	22,192
7.000% due 09/15/21 "	22,975	24,836
7.500% due 01/15/23 "	559,245	621,403
Freddie Mac Structured Pass-Through Securities 1.443% due 10/25/44 " §	1,930,126	1,963,703
1.643% due 07/25/44 " §	9,980,313	10,148,715
Government National Mortgage Association 0.742% due 05/20/65 " §	2,270,095	2,259,040
0.792% due 07/20/65 - 08/20/65 " §	14,799,060	14,676,893
7.000% due 02/16/29 "	69,294	72,617
Great Hall Mortgages No 1 PLC (United Kingdom) 0.663% due 06/18/39 " § ~	7,929,268	7,477,799
GreenPoint Mortgage Funding Trust 0.692% due 11/25/45 " §	70,914	61,776
Harborview Mortgage Loan Trust 1.142% due 02/19/34 " §	3,607	3,609
Impac CMB Trust 0.962% due 05/25/35 " §	137,774	127,919
Impac Secured Assets Trust 0.592% due 01/25/37 " §	1,762,685	1,522,117
IndyMac ARM Trust 1.864% due 01/25/32 " §	37,102	35,888
JP Morgan Alternative Loan Trust 6.000% due 12/27/36 " ~	2,348,855	2,118,792
JP Morgan Mortgage Trust 0.722% due 10/25/35 " §	4,664,243	3,613,906

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
Lehman Mortgage Trust 5.750% due 02/25/37 "	$13,190,417	$10,468,340
Marche Mutui SARL (Italy) 2.189% due 01/27/64 " § ~	EUR 5,588,232	6,170,251
MASTR Adjustable Rate Mortgages Trust 2.775% due 04/21/34 " §	$63,388	64,823
MASTR Alternative Loan Trust 0.822% due 03/25/36 " §	833,710	206,887
Merrill Lynch Mortgage Investors Trust 0.672% due 11/25/35 " §	105,467	99,420
2.573% due 06/25/35 " §	107,245	104,900
PHH Alternative Mortgage Trust 0.582% due 02/25/37 " §	24,088,143	20,396,738
Provident Funding Mortgage Loan Trust 2.577% due 04/25/34 " §	6,776	6,787
Reperforming Loan REMIC Trust 0.762% due 06/25/35 " § ~	3,870,700	3,395,779
Residential Accredit Loans Inc Trust 5.750% due 01/25/33 "	805	806
Residential Asset Securitization Trust (IO) 4.528% due 11/25/35 " §	4,480,894	582,441
Residential Funding Mortgage Securities I Trust 3.192% due 09/25/35 " §	1,044,099	837,848
Residential Mortgage Securities PLC (United Kingdom) 1.736% due 06/15/46 " § ~	GBP 3,079,183	4,499,290
ResLoC UK PLC (United Kingdom) 0.032% due 12/15/43 " § ~	EUR 3,928,773	3,886,521
Sequoia Mortgage Trust 0.752% due 07/20/33 " §	$1,182,938	1,120,540
Structured Adjustable Rate Mortgage Loan Trust 2.540% due 01/25/35 " §	702,032	670,998
Structured Asset Mortgage Investments II Trust 0.632% due 05/25/36 " §	1,494,411	1,178,489
0.652% due 07/19/35 " §	407,995	379,146
0.652% due 05/25/45 " §	355,302	313,594
0.702% due 02/25/36 " §	1,500,646	1,170,832
Structured Asset Mortgage Investments Trust 1.062% due 09/19/32 " §	107,296	105,024
Suntrust Alternative Loan Trust (IO) 4.678% due 12/25/35 " §	12,664,716	1,588,254
WaMu Mortgage Pass-Through Certificates Trust 0.692% due 12/25/45 " §	89,430	86,522
0.712% due 10/25/45 " §	93,545	86,863
1.643% due 08/25/42 " §	55,125	52,561
Washington Mutual Mortgage Pass-Through Certificates Trust 5.750% due 01/25/36 "	3,477,450	3,115,849
Washington Mutual Mortgage Pass-Through Certificates Trust (IO) 4.428% due 11/25/35 " §	22,301,167	3,092,017
4.528% due 11/25/35 " §	6,152,706	958,083
Washington Mutual MSC Mortgage Pass-Through Certificates Trust 2.270% due 02/25/33 " §	50,630	50,722
Wells Fargo Mortgage-Backed Securities Trust 2.710% due 07/25/36 " §	4,689,132	4,587,654
2.736% due 10/25/33 " §	119,682	120,828
2.744% due 04/25/36 " §	1,603,355	1,570,790
2.801% due 03/25/36 " §	215,975	210,574
2.853% due 12/25/34 " §	611,821	603,723
5.788% due 04/25/36 " §	377,028	65,448

		178,603,969

	Principal Amount	Value
Fannie Mae - 32.7%

1.443% due 08/01/42 - 10/01/44 " §	$1,583,652	$1,622,322
1.787% due 07/01/33 " §	23,753	24,820
1.830% due 02/01/33 " §	375,180	395,238
1.853% due 09/01/35 " §	324,657	336,761
1.893% due 03/01/33 " §	448,812	468,376
2.000% due 08/01/36 " §	914,502	963,952
2.027% due 09/01/33 " §	55,015	57,420
2.050% due 02/01/33 " §	6,658	7,034
2.091% due 04/01/35 " §	852,680	901,910
2.109% due 07/01/35 " §	2,336,692	2,468,231
2.156% due 08/01/35 " §	560,111	587,249
2.157% due 07/01/33 " §	49,049	51,727
2.164% due 01/01/34 " §	16,538	17,388
2.226% due 12/01/34 " §	2,142,172	2,223,348
2.262% due 03/01/34 " §	18,265	19,390
2.305% due 04/01/34 " §	60,774	61,471
2.310% due 08/01/22 "	1,200,000	1,185,677
2.326% due 03/01/33 " §	19,096	20,374
2.334% due 01/01/23 " §	76,719	79,958
2.345% due 04/01/27 " §	10,663	10,773
2.346% due 11/01/34 " §	18,769	19,828
2.355% due 01/01/25 " §	51,983	53,691
2.380% due 08/01/34 " §	4,148	4,385
2.382% due 12/01/34 " §	8,436	8,953
2.436% due 12/01/22 " §	17,651	18,300
2.450% due 11/01/23 " §	68	68
2.636% due 11/01/34 " §	4,909,614	5,195,626
2.715% due 09/01/35 " §	174,249	185,045
2.750% due 06/01/34 " §	11,013	11,670
2.870% due 09/01/27 "	4,800,000	4,689,041
3.000% due 04/01/27 - 02/01/46 "	71,178,503	71,519,353
3.207% due 05/01/36 " §	47,725	50,252
3.330% due 11/01/21 "	371,215	384,480
3.497% due 05/01/36 " §	40,957	43,641
3.500% due 01/01/31 - 02/01/46 "	251,000,000	259,049,016
3.560% due 05/01/36 " §	1,528,767	1,631,285
4.000% due 01/01/16 - 02/01/46 "	344,640,179	364,312,397
4.500% due 03/01/18 - 02/01/46 "	130,394,996	140,575,587
4.504% due 01/01/36 " §	160,886	170,329
4.611% due 09/01/34 " §	421,942	451,155
5.000% due 01/01/23 - 01/01/46 "	62,178,273	68,468,862
5.500% due 08/01/18 - 01/01/46 "	38,979,411	42,819,694
6.000% due 04/01/16 - 01/01/46 "	51,499,554	58,281,889
6.500% due 03/01/16 - 09/01/37 "	1,523,046	1,728,854
7.500% due 01/01/33 "	34,258	40,766
8.000% due 05/01/30 - 08/01/30 "	11,088	11,635
8.500% due 07/01/32 "	3,247	3,507

		1,031,232,728

Federal Housing Authority - 0.0%

6.896% due 07/01/20 "	70,186	66,599
7.430% due 10/01/20 - 11/01/22 "	18,433	17,590

		84,189

Freddie Mac - 2.9%

2.093% due 09/01/35 " §	486,560	513,186
2.433% due 01/01/28 " §	7,922	8,200
2.487% due 05/01/23 " §	3,771	3,906
2.493% due 03/01/32 " §	78,448	83,203
2.499% due 03/01/32 " §	111,426	118,089
2.500% due 05/01/32 - 07/01/32 " §	17,016	17,756
2.927% due 06/01/17 " §	507	507
3.500% due 01/01/46 - 02/01/46 "	37,000,000	38,034,435
4.000% due 02/01/46 "	13,000,000	13,704,268
4.500% due 01/01/46 "	23,000,000	24,776,323
5.500% due 03/01/23 - 05/01/40 "	10,797,723	12,055,047
6.000% due 03/03/18 - 10/01/22 "	510,445	573,450

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
6.500% due 05/01/16 - 05/01/17 "	$54,417	$55,276
7.000% due 10/01/37 "	83,202	95,588

		90,039,234

Government National Mortgage Association - 1.8%

1.625% due 12/20/22 - 12/20/32 " §	804,323	832,730
1.750% due 05/20/22 - 03/20/33 " §	2,359,131	2,431,869
1.875% due 07/20/23 - 09/20/32 " §	503,134	520,248
2.000% due 10/20/24 - 09/20/30 " §	101,838	104,949
2.250% due 03/20/29 " §	35,427	35,470
2.375% due 09/20/22 - 07/20/24 " §	57,464	57,577
2.500% due 11/20/24 - 02/20/25 " §	127,116	131,028
3.000% due 08/20/20 " §	31,909	32,279
3.500% due 01/01/46 - 02/01/46 "	15,000,000	15,616,594
4.000% due 12/15/42 - 02/01/46 "	26,000,003	27,578,785
5.000% due 05/15/33 - 11/15/41 "	9,084,138	10,047,777
6.000% due 06/15/38 - 09/15/38 "	30,691	34,744
7.500% due 07/15/31 - 12/15/31 "	46,189	55,556
8.000% due 12/15/29 - 08/15/32 "	350,750	392,036
8.500% due 09/15/16 - 12/15/30 "	424,601	445,496
9.000% due 02/15/17 - 04/15/20 "	6,578	7,116
10.000% due 07/15/22 - 02/15/25 "	3,502	3,849

		58,328,103

Total Mortgage-Backed Securities (Cost $1,499,618,047)		1,511,978,535

ASSET-BACKED SECURITIES - 6.4%

ABFC Trust 0.972% due 07/25/35 " §	5,600,000	4,495,054
ACE Securities Corp Home Equity Loan Trust 1.082% due 11/25/35 " §	3,976,258	3,930,395
Ally Auto Receivables Trust 0.680% due 07/17/17 "	6,287,939	6,286,358
Argent Securities Inc Asset-Backed Pass-Through Certificates 0.802% due 02/25/36 " §	3,112,143	2,125,424
Bear Stearns Asset-Backed Securities I Trust 0.532% due 04/25/31 " §	976,392	983,402
CIFC Funding Ltd (Cayman) 1.459% due 08/14/24 " § ~	19,000,000	18,928,545
Citigroup Mortgage Loan Trust 0.562% due 12/25/36 " §	11,455,068	10,453,185
0.572% due 12/25/36 " §	7,110,081	4,080,738
0.582% due 12/25/36 " § ~	3,861,141	2,558,091
Countrywide Asset-Backed Certificates 0.552% due 12/25/36 " §	8,771,060	7,911,299
0.562% due 06/25/47 " §	12,331,043	9,561,730
0.572% due 05/25/37 " §	5,127,550	4,674,740
0.872% due 03/25/47 " § ~	3,253,017	2,422,320
CWABS Asset-Backed Certificates Trust 0.572% due 02/25/37 " §	15,648,803	15,119,086
Delta Funding Home Equity Loan Trust 7.030% due 08/15/30 "	55,802	59,504
EFS Volunteer No 2 LLC 1.101% due 07/26/27 " § ~	3,619,762	3,570,037
FBR Securitization Trust 1.187% due 09/25/35 " §	28,530,000	20,941,080
Hillmark Funding Ltd (Cayman) 0.628% due 05/21/21 " § ~	8,950,303	8,793,406
Home Equity Mortgage Loan Asset-Backed Trust 0.742% due 04/25/37 " §	8,170,115	6,131,955
Imc Home Equity Loan Trust 6.340% due 08/20/29 " §	4,589	4,562
Jubilee I-R BV CDO (Netherlands) 0.258% due 07/30/24 " § ~	EUR 3,105,143	3,325,204
Lehman ABS Mortgage Loan Trust 0.512% due 06/25/37 " § ~	$1,599,604	992,986

	Principal Amount	Value
Lehman XS Trust 0.592% due 02/25/37 " §	$7,695,838	$4,366,862
Malin BV CLO (Netherlands) 0.199% due 05/07/23 " § ~	EUR 1,127,979	1,218,742
Mastr Asset Backed Securities Trust 0.672% due 04/25/36 " §	$11,140,838	4,858,070
Mid-State Trust VI 7.340% due 07/01/35 "	877,568	942,059
Mid-State Trust VIII 7.791% due 03/15/38 "	440,378	479,307
Morgan Stanley ABS Capital I Inc Trust 0.602% due 03/25/37 " §	3,653,252	1,887,089
0.672% due 03/25/37 " §	6,117,074	3,191,745
Navient Private Education Loan Trust 1.744% due 01/16/35 " § ~	8,000,000	8,001,198
Option One Mortgage Loan Trust 0.642% due 02/25/37 " §	19,836,653	12,126,527
Park Place Securities Inc Asset-Backed Pass-Through Certificates 0.972% due 07/25/35 " §	6,700,000	5,194,970
Penta SA CLO (Luxembourg) 0.172% due 06/04/24 " § ~	EUR 659,830	710,405
People’s Choice Home Loan Securities Trust 0.942% due 12/25/35 " §	$1,799,293	1,641,131
RAAC Trust 1.072% due 06/25/47 " §	2,828,640	2,408,687
RASC Trust 0.582% due 11/25/36 " §	1,518,375	1,308,573
0.832% due 01/25/36 " §	3,500,000	3,126,186
Renaissance Home Equity Loan Trust 1.302% due 08/25/33 " §	241,766	227,922
Securitized Asset-Backed Receivables LLC Trust 1.082% due 08/25/35 " §	12,700,000	8,031,400
Soundview Home Loan Trust 0.532% due 02/25/37 " §	1,795,464	762,112
Toyota Auto Receivables Owner Trust 0.400% due 12/15/16 "	1,708,857	1,708,417

Total Asset-Backed Securities (Cost $197,350,132)		199,540,503

U.S. GOVERNMENT AGENCY ISSUES - 0.5%

Fannie Mae 5.375% due 06/12/17	5,300,000	5,630,487
Freddie Mac 1.250% due 10/02/19	10,950,000	10,809,030
United States Small Business Administration 6.120% due 09/01/21	281,787	301,589

Total U.S. Government Agency Issues (Cost $16,784,067)		16,741,106

U.S. TREASURY OBLIGATIONS - 35.1%

U.S. Treasury Bonds - 13.4%

2.500% due 02/15/45	11,900,000	10,658,437
2.750% due 08/15/42	26,200,000	24,998,520
2.750% due 11/15/42	34,200,000	32,550,637
2.875% due 05/15/43	8,700,000	8,467,823
2.875% due 08/15/45	56,300,000	54,586,791
3.000% due 05/15/42	20,300,000	20,389,158
3.000% due 11/15/44	51,100,000	50,830,499
3.000% due 11/15/45	32,200,000	32,048,241
3.125% due 02/15/42	11,300,000	11,647,351
3.125% due 02/15/43	1,900,000	1,944,013
3.125% due 08/15/44	49,900,000	50,915,753
3.375% due 05/15/44 ‡	22,600,000	24,214,589
4.250% due 05/15/39	26,900,000	33,179,751

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
4.375% due 11/15/39	$30,300,000	$38,041,983
4.375% due 05/15/40	3,700,000	4,648,240
4.500% due 08/15/39	11,100,000	14,184,790
4.625% due 02/15/40	5,500,000	7,152,871

		420,459,447

U.S. Treasury Inflation Protected Securities - 17.7%

0.125% due 04/15/17 ^ ‡	11,623,476	11,601,426
0.125% due 04/15/20 ^ ‡	13,609,442	13,436,166
0.125% due 01/15/22 ^ ‡	92,158,667	89,300,090
0.125% due 07/15/22 ^ ‡	33,510,024	32,486,393
0.125% due 07/15/24 ^	58,096,860	55,151,698
0.250% due 01/15/25 ^	1,807,506	1,724,021
0.375% due 07/15/25 ^	19,156,154	18,529,250
0.625% due 07/15/21 ^ ‡	9,708,484	9,771,172
0.750% due 02/15/42 ^	1,684,128	1,477,548
0.750% due 02/15/45 ^	12,928,256	11,253,491
1.125% due 01/15/21 ^ ‡	21,636,474	22,305,539
1.250% due 07/15/20 ^ ‡	763,413	793,922
1.375% due 02/15/44 ^	2,959,508	3,006,440
1.750% due 01/15/28 ^	76,407,961	83,433,596
2.000% due 01/15/26 ^	27,681,423	30,737,452
2.375% due 01/15/25 ^	51,102,090	58,064,290
2.375% due 01/15/27 ^	21,818,715	25,208,863
2.500% due 01/15/29 ^	65,248,831	77,261,663
3.625% due 04/15/28 ^	882,312	1,152,884
3.875% due 04/15/29 ^	7,233,900	9,823,173

		556,519,077

U.S. Treasury Notes - 4.0%

2.250% due 11/15/24 ‡	41,400,000	41,382,198
2.375% due 08/15/24 ‡	23,000,000	23,241,776
2.500% due 05/15/24	42,900,000	43,840,711
2.750% due 02/15/24	15,500,000	16,146,815

		124,611,500

Total U.S. Treasury Obligations (Cost $1,139,119,234)		1,101,590,024

FOREIGN GOVERNMENT BONDS & NOTES - 6.6%

Brazil Letras do Tesouro Nacional (Brazil) 13.637% due 04/01/16	BRL 268,500,000	65,629,170
13.970% due 07/01/16	259,000,000	61,072,937
Hydro-Quebec (Canada) 8.625% due 06/15/29	$1,000,000	1,506,085
Mexican Bonos (Mexico) 8.000% due 06/11/20	MXN 150,500,000	9,618,893
8.500% due 12/13/18	220,000,000	14,051,444
Province of Ontario (Canada) 1.650% due 09/27/19	$17,200,000	17,005,055
3.150% due 06/02/22	CAD 11,300,000	8,837,482
4.000% due 06/02/21	16,300,000	13,271,667
4.400% due 04/14/20	$2,400,000	2,626,646
Province of Quebec (Canada) 2.750% due 08/25/21	3,600,000	3,649,082
3.500% due 07/29/20	2,400,000	2,541,274
3.500% due 12/01/22	CAD 1,900,000	1,515,510
4.250% due 12/01/21	7,500,000	6,209,761

Total Foreign Government Bonds & Notes (Cost $240,356,543)		207,535,006

MUNICIPAL BONDS - 5.0%

American Municipal Power Inc OH ‘B’ 8.084% due 02/15/50	$4,600,000	6,788,864
California Infrastructure & Economic Development Bank 6.486% due 05/15/49	1,700,000	2,019,362

	Principal Amount	Value
California State Public Works Board ‘B2’ 7.804% due 03/01/35	$4,700,000	$6,112,632
Chicago Transit Authority IL ‘A’ 6.899% due 12/01/40	7,200,000	8,375,184
Chicago Transit Authority IL ‘B’ 6.200% due 12/01/40	1,900,000	2,063,343
City of Chicago IL 7.750% due 01/01/42	5,600,000	5,672,744
City of Chicago IL ‘B’ 5.630% due 01/01/22	3,500,000	3,458,245
City of Los Angeles CA Wastewater Systems Revenue ‘A’ 5.713% due 06/01/39	1,600,000	1,890,144
County of Clark Department of Aviation NV ‘C’ 6.820% due 07/01/45	2,300,000	3,206,108
Illinois Municipal Electric Agency 6.832% due 02/01/35	300,000	352,281
Metropolitan Transportation Authority NY ‘E’ 7.134% due 11/15/30	22,300,000	26,576,694
Municipal Electric Authority of Georgia 6.655% due 04/01/57	7,300,000	8,675,904
New York State Dormitory Authority 5.051% due 09/15/27	2,100,000	2,379,783
Pennsylvania Economic Development Financing Authority 6.532% due 06/15/39	1,600,000	1,796,320
Public Power Generation Agency NE 7.242% due 01/01/41	2,100,000	2,506,266
Southern California Public Power Authority 5.943% due 07/01/40	37,000,000	43,638,540
State of California 7.550% due 04/01/39	2,350,000	3,415,748
7.600% due 11/01/40	6,100,000	9,060,025
7.950% due 03/01/36	1,200,000	1,436,772
State of Iowa 6.750% due 06/01/34	1,000,000	1,137,260
Tobacco Settlement Finance Authority WV ‘A’ 7.467% due 06/01/47	8,395,000	7,278,297
Washington State Convention Center Public Facilities District 6.790% due 07/01/40	7,400,000	9,065,962

Total Municipal Bonds (Cost $136,430,923)		156,906,478

PURCHASED OPTIONS - 0.1%
(See Note (h) in Notes to Schedule of Investments) (Cost $6,068,512)		3,303,648

SHORT-TERM INVESTMENTS - 3.8%

Commercial Paper - 0.8%

AutoNation Inc 1.015% due 01/07/16	4,800,000	4,799,445
ENI Finance USA Inc (Italy) 1.280% due 06/02/16	3,500,000	3,487,902
Ford Motor Credit Co LLC 1.070% due 01/07/16	15,500,000	15,498,207

		23,785,554

Foreign Government Issue - 0.1%

Mexico Cetes (Mexico) 3.620% due 05/26/16	MXN 79,000,000	4,522,291

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
U.S. Government Agency Issues - 0.2%

Federal Home Loan Bank 0.137% due 01/15/16	$3,800,000	$3,799,837
0.183% due 01/15/16	3,900,000	3,899,832

		7,699,669

U.S. Treasury Bills - 0.4%

0.082% due 01/14/16 ‡	360,000	359,992
0.112% due 01/21/16 ‡	731,000	730,970
0.118% due 01/14/16 ‡	707,000	706,980
0.134% due 01/07/16 ‡	74,000	74,000
0.162% due 01/21/16 ‡	822,000	821,966
0.163% due 01/14/16 ‡	291,000	290,992
0.553% due 06/30/16 ‡	3,200,000	3,192,429
0.568% due 06/30/16 ‡	5,300,000	5,287,461

		11,464,790

Repurchase Agreements - 2.3%

Bank of America Corp 0.420% due 01/04/16 (Dated 12/21/15, repurchase price of $17,702,891; collateralized by U.S. Treasury Notes: 1.375% due 02/29/20 and value $18,261,962)	17,700,000	17,700,000
Fixed Income Clearing Corp 0.030% due 01/04/16 (Dated 12/31/15, repurchase price of $9,462,751; collateralized by U.S. Treasury Notes: 0.875% due 11/30/16 and value $9,654,075)	9,462,720	9,462,720
HSBC Holdings PLC 0.430% due 01/06/16 (Dated 12/23/15, repurchase price of $13,502,258; collateralized by U.S. Treasury Inflation Index Notes: 0.125% due 04/15/19 and value $14,178,050)	13,500,000	13,500,000
Royal Bank of Canada 0.540% due 01/04/16 (Dated 12/31/15, repurchase price of $31,301,878; collateralized by U.S. Treasury Notes: 2.125% due 12/31/22 and value $31,963,795)	31,300,000	31,300,000

		71,962,720

Total Short-Term Investments (Cost $119,765,646)		119,435,024

TOTAL INVESTMENTS - 132.5% (Cost $4,210,998,643)		4,166,106,382

OTHER ASSETS & LIABILITIES, NET - (32.5%)		(1,022,996,727)

NET ASSETS - 100.0%		$3,143,109,655

Notes to Schedule of Investments

(a)	As of December 31, 2015, the fund’s composition as a percentage of net assets was as follows:

Mortgage-Backed Securities	48.0%
Corporate Bonds & Notes	25.9%
U.S. Treasury Obligations	35.1%
Foreign Government Bonds & Notes	6.6%
Asset-Backed Securities	6.4%
Municipal Bonds	5.0%
Short-Term Investments	3.8%
Others (each less than 3.0%)	1.7%

	132.5%
Other Assets & Liabilities, Net	(32.5%	)

	100.0%

(b)	Investments with a total aggregate value of $2,175,110 or less than 0.1% of the fund’s net assets were valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or to the Board of Trustees.

(c)	As of December 31, 2015, investments with a total aggregate value of $61,210,963 were fully or partially segregated with the broker(s)/custodian as collateral for a reverse repurchase agreement, open futures contracts, forward foreign currency contracts, option contracts, swap agreements and delayed delivery securities (including sale-buyback financing transactions).

(d)	The average amount of borrowing by the fund on reverse repurchase agreements outstanding during the year ended December 31, 2015 was $4,333,321 at a weighted average interest rate of (0.226%). The average amount of borrowings by the fund on sale-buyback financing transactions (See Note 4 in Notes to Financial Statements) outstanding during the year ended December 31, 2015 was $30,832,558 at a weighted average interest rate of 0.225%.

(e)	Open futures contracts outstanding as of December 31, 2015 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation (Depreciation)
Euribor (06/16)	470	$12,259
Euro-Bobl (03/16)	912	(149,632)
Euro-Schatz (03/16)	306	7,379
U.S. Treasury 5-Year Notes (03/16)	5,786	(1,975,962)
U.S. Treasury Long Bonds (03/16)	592	(97,682)

		(2,203,638)

Short Futures Outstanding
90-Day LIBOR Sterling (12/16)	620	98,510
90-Day LIBOR Sterling (03/17)	1,757	(264,036)
90-Day LIBOR Sterling (06/17)	605	(297,559)
90-Day LIBOR Sterling (09/17)	334	122,524
Canada 10-Year Notes (03/16)	230	(465,671)
Eurodollar (09/16)	2,584	(1,542,445)
Eurodollar (12/16)	650	(632,255)
Eurodollar (03/17)	2,490	(1,873,271)
Eurodollar (03/18)	1,633	(1,419,248)
U.S. Treasury 10-Year Notes (03/16)	2,175	358,986
United Kingdom Gilt (03/16)	68	22,480

		(5,891,985)

Total Futures Contracts		($8,095,623)

(f)	A reverse repurchase agreement outstanding as of December 31, 2015 was as follows:

Counter- party	Collateral Pledged	Interest Rate		Trade Date	Maturity Date (1)	Repurchase Amount (1)	Principal Amount	Value
BRC	CSN Islands XI Corp 6.875% due 09/21/19	(2.000%	)	11/23/15	N/A	—	$1,056,000	($1,056,000)

(1)	The reverse repurchase agreement has an open maturity date and can be terminated at any time by either party.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

(g)	Forward foreign currency contracts outstanding as of December 31, 2015 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
BRL	25,156,354	USD	6,659,172	01/16	BNP	($300,536)
BRL	6,731,088	USD	1,742,000	01/16	BOA	(40,619)
BRL	3,384,000	USD	846,000	01/16	BRC	9,355
BRL	15,163,609	USD	4,006,343	01/16	CIT	(173,520)
BRL	33,600,000	USD	8,604,794	01/16	CSF	(111,903)
BRL	199,820,558	USD	51,636,607	01/16	DUB	(1,129,041)
BRL	50,100,000	USD	12,615,834	01/16	GSC	47,673
BRL	9,371,640	USD	2,400,031	01/16	HSB	(31,212)
BRL	131,500,000	USD	34,082,508	01/16	JPM	(843,962)
BRL	3,798	USD	1,000	01/16	MSC	(40)
BRL	91,000,000	USD	22,836,780	01/16	MSC	164,800
BRL	9,371,640	USD	2,320,000	01/16	RBS	48,819
BRL	2,515,677	USD	642,000	01/16	TDB	(6,126)
BRL	65,094,210	USD	16,463,797	02/16	DUB	(172,069)
BRL	9,371,640	USD	2,320,230	02/16	HSB	25,297
BRL	1,390,702	USD	403,980	01/18	JPM	(124,724)
CAD	57,505,083	USD	41,406,235	01/16	BOA	152,732
CAD	39,511,615	USD	29,711,361	01/16	HSB	(1,156,258)
CAD	12,242,000	USD	9,181,022	02/16	CIT	(332,937)
CAD	3,651,000	USD	2,752,410	02/16	JPM	(113,596)
CHF	9,278,000	USD	9,101,906	02/16	JPM	175,830
DKK	32,038,000	USD	4,628,731	02/16	JPM	41,713
EUR	98,814,000	USD	105,846,086	02/16	CIT	1,638,079
EUR	9,390,000	USD	10,320,157	02/16	JPM	(106,256)
EUR	2,104,000	USD	2,841,557	06/16	BOA	(544,495)
EUR	6,656,000	USD	8,996,250	06/16	DUB	(1,729,498)
GBP	20,323,000	USD	30,160,271	01/16	CIT	(200,104)
GBP	766,000	USD	1,137,978	02/16	BOA	(8,638)
GBP	739,000	USD	1,114,154	02/16	CIT	(24,621)
GBP	824,000	USD	1,221,881	02/16	JPM	(7,043)
ILS	29,357,895	USD	7,569,630	02/16	BNP	(18,725)
ILS	12,210,218	USD	3,152,000	02/16	BOA	(11,509)
ILS	10,449,886	USD	2,692,000	02/16	BRC	(4,270)
ILS	5,873,672	USD	1,517,000	02/16	CIT	(6,281)
ILS	6,810,000	USD	1,750,823	02/16	CIT	722
ILS	7,925,000	USD	2,072,417	02/16	JPM	(34,092)
ILS	123,809,513	USD	31,838,278	02/16	JPM	5,759
ILS	7,054,624	USD	1,811,000	02/16	RBS	3,462
ILS	51,061,034	USD	13,201,750	02/16	SGN	(68,757)
INR	406,028,440	USD	6,110,009	01/16	UBS	9,889
JPY	274,600,000	USD	2,226,962	01/16	CIT	57,659
JPY	1,306,600,000	USD	10,652,185	01/16	GSC	218,483
JPY	16,639,081,000	USD	137,422,208	01/16	MSC	1,011,845
JPY	1,652,700,000	USD	13,561,424	01/16	UBS	188,732
JPY	3,058,800,000	USD	24,932,171	02/16	CIT	536,484
JPY	4,294,200,000	USD	35,108,202	02/16	UBS	646,832
KRW	10,823,371,700	USD	9,259,298	01/16	DUB	(54,813)
KRW	6,359,323,500	USD	5,456,406	01/16	GSC	(48,358)
KRW	1,852,881,000	USD	1,598,000	01/16	HSB	(22,287)
KRW	20,560,645,100	USD	17,648,602	01/16	JPM	(163,573)
MXN	107,541,000	USD	6,249,949	03/16	BOA	(40,648)
MXN	25,155,000	USD	1,459,255	03/16	BRC	(6,832)
MXN	29,350,244	USD	1,694,000	03/16	GSC	651
MXN	45,872,000	USD	2,686,107	03/16	JPM	(37,508)
MXN	114,917,628	USD	6,647,000	03/16	UBS	(11,780)
MYR	4,863,144	USD	1,144,000	01/16	DUB	(17,044)
MYR	32,299,979	USD	7,658,519	01/16	SCB	(173,515)
MYR	12,274,708	USD	2,893,045	01/16	UBS	(48,577)
MYR	2,172,555	USD	513,000	05/16	HSB	(11,518)
MYR	8,540,091	USD	1,981,000	05/16	SCB	(9,726)
MYR	16,231,186	USD	3,784,000	05/16	SGN	(37,422)
PHP	87,646,980	USD	1,873,199	01/16	CIT	(7,344)
PHP	160,358,300	USD	3,399,582	01/16	UBS	14,173
RUB	147,209,600	USD	2,045,430	01/16	JPM	(33,274)
RUB	1,936,959,385	USD	29,284,251	01/16	SGN	(2,808,637)
RUB	209,623,185	USD	2,841,000	03/16	GSC	(24,015)
RUB	731,333,751	USD	10,753,327	03/16	MSC	(925,426)
RUB	362,708,774	USD	4,960,798	04/16	DUB	(122,891)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
RUB	1,574,250,611	USD	21,715,000	04/16	MSC	($717,220)
THB	79,313,920	USD	2,207,150	02/16	UBS	(6,011)
TRY	12,750,155	USD	4,350,000	01/16	CIT	1,763
TRY	36,219,959	USD	12,399,000	01/16	GSC	(36,744)
TRY	15,198,266	USD	5,202,000	01/16	HSB	(14,670)
TRY	7,421,497	USD	2,539,000	01/16	MSC	(5,964)
USD	6,442,418	BRL	25,156,354	01/16	BNP	83,782
USD	1,723,798	BRL	6,731,088	01/16	BOA	22,418
USD	866,626	BRL	3,384,000	01/16	BRC	11,270
USD	3,883,325	BRL	15,163,609	01/16	CIT	50,502
USD	9,710,983	BRL	33,600,000	01/16	CSF	1,218,092
USD	52,936,181	BRL	199,820,558	01/16	DUB	2,428,615
USD	12,935,624	BRL	50,100,000	01/16	GSC	272,117
USD	2,344,669	BRL	9,371,640	01/16	HSB	(24,150)
USD	44,253,398	BRL	131,500,000	01/16	JPM	11,014,851
USD	25,651,770	BRL	91,003,798	01/16	MSC	2,649,230
USD	2,400,031	BRL	9,371,640	01/16	RBS	31,212
USD	644,252	BRL	2,515,677	01/16	TDB	8,378
USD	22,128,534	BRL	73,903,773	04/16	CIT	3,988,877
USD	10,119,000	BRL	42,074,802	04/16	CSF	(198,025)
USD	4,561,892	BRL	16,400,000	04/16	CSF	540,501
USD	47,176,080	BRL	170,400,000	04/16	MSC	5,392,852
USD	22,664,942	BRL	87,600,000	07/16	JPM	1,799,602
USD	33,514,212	BRL	129,700,000	07/16	MSC	2,582,731
USD	10,804,508	BRL	41,700,000	07/16	UBS	872,035
USD	13,010,499	BRL	49,567,841	10/16	DUB	1,568,719
USD	406,757	BRL	1,390,702	01/18	BNP	127,501
USD	43,155,085	CAD	57,505,083	01/16	JPM	1,596,118
USD	41,410,544	CAD	57,505,083	02/16	BOA	(150,883)
USD	290,714	CAD	399,000	02/16	CIT	2,331
USD	366,792	CAD	488,000	02/16	JPM	14,083
USD	548,595	CHF	550,000	02/16	JPM	(1,389)
USD	8,660,992	CHF	8,646,000	02/16	JPM	15,238
USD	9,538,000	CNY	63,375,241	12/16	HSB	200,235
USD	15,906,000	CNY	105,822,618	12/16	MSC	311,938
USD	60,220,993	EUR	55,635,000	02/16	BOA	(295,549)
USD	6,859,732	EUR	6,313,000	02/16	CIT	(7,185)
USD	4,988,515	EUR	4,551,000	02/16	CIT	38,200
USD	18,772,515	EUR	13,950,000	02/16	DUB	3,602,242
USD	8,474,422	EUR	7,778,000	02/16	GSC	13,962
USD	43,717,987	EUR	40,372,000	02/16	JPM	(196,344)
USD	6,453,802	EUR	5,900,000	02/16	JPM	36,123
USD	89,392,478	EUR	65,281,000	06/16	BOA	18,115,353
USD	18,290,915	EUR	13,302,000	06/16	BRC	3,761,726
USD	26,025,754	EUR	19,008,000	06/16	DUB	5,273,587
USD	30,639,869	GBP	20,323,000	01/16	MSC	679,702
USD	30,161,181	GBP	20,323,000	02/16	CIT	198,626
USD	2,859,680	GBP	1,887,000	02/16	MSC	77,612
USD	65,563,964	ILS	254,301,308	02/16	DUB	157,195
USD	5,868,324	INR	389,730,071	01/16	CIT	(5,915)
USD	64,664,206	JPY	7,914,181,000	01/16	BNP	(1,180,305)
USD	2,513,311	JPY	305,100,000	01/16	CIT	(25,065)
USD	66,432,854	JPY	8,187,200,000	01/16	GSC	(1,683,124)
USD	18,223,664	JPY	2,210,500,000	01/16	MSC	(167,284)
USD	10,232,921	JPY	1,256,000,000	01/16	UBS	(216,765)
USD	7,644,214	JPY	941,600,000	02/16	JPM	(195,882)
USD	137,501,702	JPY	16,639,081,000	02/16	MSC	(1,013,791)
USD	2,613,000	KRW	2,964,448,500	01/16	BOA	91,946
USD	3,936,748	KRW	4,602,058,500	01/16	DUB	23,100
USD	5,596,000	KRW	6,369,367,200	01/16	HSB	179,411
USD	7,097,533	KRW	8,348,118,720	01/16	JPM	(1,811)
USD	11,364,250	KRW	13,109,233,400	01/16	JPM	215,840
USD	3,761,000	KRW	4,312,362,600	01/16	RBS	93,713
USD	2,661,000	MXN	45,487,134	03/16	BNP	34,622
USD	31,228,017	MXN	545,303,628	03/16	BOA	(257,227)
USD	7,280,596	MXN	127,433,000	03/16	CIT	(77,248)
USD	1,113,000	MXN	19,224,293	03/16	GSC	3,010
USD	3,792,000	MXN	65,191,518	03/16	UBS	27,912
USD	4,684,874	MXN	76,658,591	05/16	GSC	281,338
USD	2,927,000	MYR	12,507,071	01/16	CIT	28,574

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
USD	5,859,039	MYR	25,650,872	01/16	DUB	($85,142)
USD	9,788,000	MYR	41,772,720	01/16	GSC	107,407
USD	5,873,167	MYR	25,649,603	01/16	SCB	(70,719)
USD	10,653,000	MYR	45,488,946	01/16	SCB	111,238
USD	7,052,871	MYR	30,715,258	01/16	UBS	(64,900)
USD	2,265,708	MYR	9,574,883	01/16	UBS	46,882
USD	4,807,000	MYR	20,622,030	02/16	BRC	32,330
USD	5,410,306	PHP	254,798,360	01/16	GSC	(13,917)
USD	5,081,734	RUB	362,708,774	01/16	DUB	123,996
USD	2,056,000	RUB	147,209,600	01/16	GSC	43,844
USD	22,244,604	RUB	1,574,250,611	01/16	MSC	726,727
USD	1,997,281	RUB	147,209,600	04/16	JPM	33,760
USD	4,292,481	SGD	6,117,000	02/16	BOA	(14,323)
USD	2,487,000	SGD	3,495,230	02/16	GSC	26,109
USD	6,683,417	SGD	9,443,000	02/16	JPM	34,872
USD	171,665	SGD	241,679	02/16	SCB	1,506
USD	5,432,000	SGD	7,675,304	02/16	SGN	28,039
USD	4,824,000	THB	174,238,538	01/16	BRC	(16,604)
USD	4,524,489	THB	162,429,140	02/16	BOA	16,716
USD	2,466,000	THB	89,145,900	02/16	HSB	(7,998)
USD	17,004,000	THB	615,982,110	02/16	JPM	(90,883)
USD	24,293,839	TRY	72,255,951	01/16	JPM	(367,884)
USD	2,260,000	TWD	74,229,700	01/16	HSB	9,038
USD	6,757,000	TWD	222,372,870	01/16	JPM	13,234
USD	2,584,000	TWD	85,000,680	01/16	SCB	6,416
USD	3,898,000	TWD	127,990,830	02/16	BRC	19,244
USD	3,183,000	TWD	104,227,335	02/16	GSC	24,395
USD	1,831,348	TWD	59,711,105	02/16	JPM	21,806
USD	15,468,000	TWD	509,129,220	02/16	SGN	38,862

Total Forward Foreign Currency Contracts						$57,087,254

(h)	Purchased options outstanding as of December 31, 2015 were as follows:

Interest Rate Swaptions

Description	Pay/Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Cost	Value
Call - 1-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	0.800%	01/19/16	MSC	$106,900,000	$178,160	$1,978
Call - 2-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	1.100%	01/29/16	BOA	154,100,000	582,771	33,455
Call - 5-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	1.500%	01/29/16	MSC	18,000,000	162,000	5,243
Call - 10-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	1.750%	01/29/16	MSC	18,000,000	279,000	1,501
Call - 2-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	2.100%	01/30/18	JPM	35,700,000	506,940	333,949

							1,708,871	376,126

Put - 10-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	2.580%	05/12/16	MSC	16,800,000	537,600	119,374
Put - 10-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	2.580%	05/23/16	MSC	39,000,000	1,102,720	304,333
Put - 30-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	2.905%	08/20/18	MSC	16,100,000	1,587,800	1,502,685
Put - 30-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	2.930%	08/20/18	GSC	5,800,000	615,612	527,060
Put - 30-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	2.940%	08/20/18	GSC	5,100,000	498,780	458,491

							4,342,512	2,911,943

							$6,051,383	$3,288,069

Options on Futures

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Cost	Value
Put - U.S. Treasury 5-Year Notes	$110.50	02/19/16	CME	839	$7,207	$6,555
Put - U.S. Treasury 5-Year Notes	111.00	02/19/16	CME	1,155	9,922	9,024

					$17,129	$15,579

Total Purchased Options					$6,068,512	$3,303,648

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

(i)	Transactions in written options for the year ended December 31, 2015 were as follows:

	Number of Contracts	Notional Amount in $	Notional Amount in EUR	Notional Amount in AUD	Premium
Outstanding, December 31, 2014	-	796,900,000	255,800,000	26,700,000	$9,487,775
Call Options Written	11,287	1,403,700,000	248,600,000	39,000,000	12,634,249
Put Options Written	7,952	1,360,600,000	288,700,000	42,200,000	12,855,364
Call Options Exercised	(3,394)	(205,500,000)	(100,700,000)	-	(2,935,194)
Put Options Exercised	(2,654)	(26,600,000)	(45,270,000)	(43,200,000)	(1,888,957)
Call Options Expired	(6,209)	(400,700,000)	(258,300,000)	(49,100,000)	(6,638,384)
Put Options Expired	(3,749)	(918,500,000)	(234,830,000)	(10,100,000)	(9,993,807)
Call Options Closed	(1,684)	(231,900,000)	(28,100,000)	(5,500,000)	(1,827,035)
Put Options Closed	(1,549)	(140,100,000)	(90,200,000)	-	(2,178,066)

Outstanding, December 31, 2015	-	1,637,900,000	35,700,000	-	$9,515,945

(j)	Premiums received and value of written options outstanding as of December 31, 2015 were as follows:

Foreign Currency Options

Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Premium	Value
Call - BRL versus USD	BRL 4.45	01/14/16	GSC	$18,800,000	$386,340	($9,738)
Call - MXN versus USD	MXN 17.40	02/05/16	GSC	11,200,000	109,312	(117,309)
Call - MXN versus USD	17.65	03/08/16	GSC	11,200,000	126,280	(133,470)
Call - RUB versus USD	RUB 71.50	03/09/16	CIT	4,900,000	105,105	(233,314)
Call - RUB versus USD	74.00	03/09/16	SGN	3,700,000	67,710	(114,833)
Call - MXN versus USD	MXN 18.10	03/11/16	HSB	5,200,000	55,900	(35,542)
Call - BRL versus USD	BRL 4.60	03/14/16	CSF	15,500,000	437,100	(146,072)
Call - BRL versus USD	4.55	03/17/16	DUB	10,300,000	259,972	(119,284)
Call - CNH versus USD	CNH 6.85	06/01/16	SCB	4,600,000	42,237	(52,445)
Call - RUB versus USD	RUB 87.00	12/08/16	HSB	7,100,000	305,123	(362,512)

					1,895,079	(1,324,519)

Put - EUR versus USD	$1.08	01/15/16	BOA	EUR 25,400,000	160,465	(134,042)
Put - EUR versus USD	1.08	01/22/16	CIT	10,300,000	73,123	(62,841)
Put - JPY versus USD	JPY 80.00	02/18/19	BOA	$1,200,000	67,020	(7,508)

					300,608	(204,391)

					$2,195,687	($1,528,910)

Inflation Floor/Cap Options

Description	Initial Index	Floating Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Floor - U.S. CPI Urban Consumers NSA	0.00	Maximum of [(1+0.00%)[10] - Inflation Adjustment] or $0	03/10/20	DUB	$4,200,000	$31,500	($2,163)
Floor - U.S. CPI Urban Consumers NSA	0.00	Maximum of [(1+0.00%)[10] - Inflation Adjustment] or $0	03/12/20	CIT	11,600,000	98,160	(5,974)
Floor - U.S. CPI Urban Consumers NSA	0.00	Maximum of [(1+0.00%)[10] - Inflation Adjustment] or $0	04/07/20	CIT	27,900,000	248,820	(15,465)
Floor - U.S. CPI Urban Consumers NSA	0.00	Maximum of [(1+0.00%)[10] - Inflation Adjustment] or $0	09/29/20	CIT	12,300,000	158,670	(7,858)
Floor - U.S. CPI Urban Consumers NSA	0.00	Maximum of [(1+0.00%)[10] - Inflation Adjustment] or $0	10/13/20	DUB	12,500,000	122,500	(8,418)

						$659,650	($39,878)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

Interest Rate Swaptions

Description	Pay/Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Call - 1-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	0.500%	01/19/16	MSC	$71,200,000	$42,720	($7)
Call - 1-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	0.520%	01/19/16	MSC	35,700,000	21,420	(4)
Call - 1-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	0.650%	01/19/16	MSC	71,200,000	78,320	(7)
Call - 1-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	0.660%	01/19/16	MSC	35,700,000	35,700	(4)
Call - 2-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	0.730%	01/29/16	BOA	154,100,000	219,610	(15)
Call - 2-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	0.915%	01/29/16	BOA	154,100,000	377,580	(632)
Call - 5-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	1.100%	01/29/16	MSC	18,000,000	68,400	(23)
Call - 5-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	1.300%	01/29/16	MSC	18,000,000	104,400	(412)
Call - 2-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	1.100%	01/30/18	JPM	35,700,000	185,640	(84,970)
Call - 2-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	1.600%	01/30/18	JPM	35,700,000	323,085	(181,338)

							1,456,875	(267,412)

Put - 5-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	1.900%	02/16/16	DUB	40,700,000	164,835	(105,491)
Put - 5-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	1.900%	02/16/16	MSC	156,300,000	644,550	(405,114)
Put - 2-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	2.500%	05/12/16	MSC	159,400,000	536,926	(92,962)
Put - 2-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	2.500%	05/23/16	MSC	371,100,000	1,159,636	(241,326)
Put - 5-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	2.800%	08/20/18	GSC	48,100,000	1,120,191	(854,549)
Put - 5-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	2.800%	08/20/18	MSC	70,700,000	1,577,595	(1,256,063)

							5,203,733	(2,955,505)

							$6,660,608	($3,222,917)

Total Written Options							$9,515,945	($4,791,705)

(k)	Swap agreements outstanding as of December 31, 2015 were as follows:

Credit Default Swaps on Corporate and Sovereign Issues – Sell Protection (1)

Referenced Obligation	Fixed Deal Receive Rate	Expiration Date	Counter- party	Implied Credit Spread at 12/31/15 (2)	Notional Amount (3)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Mexico Government	1.000%	03/20/16	HSB	0.481%	$8,900,000	$12,967	($66,013)	$78,980
Mexico Government	1.000%	06/20/16	CIT	0.531%	6,200,000	15,712	(13,370)	29,082
Berkshire Hathaway Inc	1.000%	06/20/16	DUB	0.138%	10,000,000	44,089	175,127	(131,038)
Mexico Government	1.000%	09/20/16	GSC	0.582%	2,300,000	7,697	(11,064)	18,761
Mexico Government	1.000%	09/20/16	HSB	0.582%	400,000	1,339	2,214	(875)
Mexico Government	1.000%	09/20/16	JPM	0.582%	400,000	1,339	2,306	(967)
Mexico Government	1.000%	09/20/16	MSC	0.582%	4,600,000	15,394	(20,427)	35,821
Mexico Government	1.000%	09/20/16	UBS	0.582%	1,200,000	4,016	(5,265)	9,281
Volkswagen International Finance NV	1.000%	12/20/16	BOA	1.169%	EUR 3,200,000	(4,701)	(23,180)	18,479
Brazilian Government	1.000%	12/20/16	DUB	2.151%	$6,400,000	(69,453)	(81,140)	11,687
Mexico Government	1.000%	12/20/16	HSB	0.645%	300,000	1,131	2,930	(1,799)
Mexico Government	1.000%	12/20/16	JPM	0.645%	1,400,000	5,277	18,897	(13,620)
Brazilian Government	1.000%	03/20/17	BOA	2.653%	900,000	(17,675)	(9,607)	(8,068)
Volkswagen International Finance NV	1.000%	03/20/17	CIT	1.226%	EUR 3,600,000	(9,598)	39,569	(49,167)
Berkshire Hathaway Inc	1.000%	06/20/17	DUB	0.266%	$2,300,000	25,576	52,367	(26,791)
Mexico Government	1.000%	06/20/17	GSC	0.867%	300,000	677	(2,793)	3,470
Volkswagen International Finance NV	1.000%	12/20/17	BNP	1.310%	EUR 7,200,000	(45,227)	(137,744)	92,517
Petrobras Global Finance BV	1.000%	06/20/18	BNP	9.778%	$800,000	(149,940)	(115,723)	(34,217)
Chesapeake Energy Corp	5.000%	09/20/18	GSC	45.546%	1,800,000	(1,092,501)	(177,750)	(914,751)
Chesapeake Energy Corp	5.000%	09/20/18	MSC	45.546%	1,600,000	(971,112)	(88,211)	(882,901)
Petrobras Global Finance BV	1.000%	12/20/19	BNP	9.956%	1,900,000	(523,184)	(189,451)	(333,733)
Petrobras Global Finance BV	1.000%	12/20/19	GSC	9.956%	1,500,000	(413,040)	(161,572)	(251,468)
Petrobras Global Finance BV	1.000%	12/20/19	MSC	9.956%	2,200,000	(605,792)	(203,609)	(402,183)
Petrobras Global Finance BV	1.000%	03/20/20	HSB	9.977%	1,500,000	(432,234)	(273,727)	(158,507)
Mexico Government	1.000%	09/20/20	BOA	1.639%	1,800,000	(50,569)	(40,165)	(10,404)
Mexico Government	1.000%	09/20/20	CIT	1.639%	15,000,000	(421,412)	(337,398)	(84,014)
The Goldman Sachs Group Inc	1.000%	09/20/20	CIT	0.814%	7,000,000	61,097	27,399	33,698
Mexico Government	1.000%	09/20/20	GSC	1.639%	12,300,000	(345,558)	(275,035)	(70,523)
Mexico Government	1.000%	12/20/20	BRC	1.689%	4,300,000	(136,602)	(160,158)	23,556
Tesco PLC	1.000%	12/20/20	BRC	2.886%	EUR 5,000,000	(467,844)	(482,177)	14,333
Mexico Government	1.000%	12/20/20	GSC	1.689%	$5,700,000	(181,078)	(198,855)	17,777
Morgan Stanley	1.000%	12/20/20	GSC	0.847%	4,100,000	30,878	(15,070)	45,948
California Resources Corp	5.000%	12/20/20	GSC	36.515%	1,100,000	(629,927)	(297,000)	(332,927)
Telstra Corp Ltd	1.000%	06/20/21	DUB	0.767%	11,100,000	137,960	155,640	(17,680)

						($6,202,298)	($2,910,055)	($3,292,243)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

Credit Default Swaps on Credit Indices – Sell Protection (1)

Referenced Obligation	Fixed Deal Receive Rate	Expiration Date	Counter- party	Notional Amount (3)	Value (4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX IG 9 10Y	0.548%	12/20/17	GSC	$3,761,546	$36,632	$-	$36,632
CMBX NA AAA 3	0.080%	12/13/49	MSC	14,853,780	(58,912)	(102,120)	43,208

					(22,280)	(102,120)	79,840

			Exchange
CDX HY 24 5Y	5.000%	06/20/20	ICE	24,948,000	959,930	887,238	72,692
CDX HY 25 5Y	5.000%	12/20/20	ICE	7,700,000	108,295	(13,431)	121,726

					1,068,225	873,807	194,418

					$1,045,945	$771,687	$274,258

					($5,156,353)	($2,138,368)	($3,017,985)

(1)	If the fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in the absolute terms, utilized in determining the value of credit default swap agreements on corporate and sovereign issues of an emerging country as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(3)	The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of year end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps – Pay Floating Rate

Floating Rate Index	Counter- party	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
BRL-CDI-Compounded	CSF	13.700%	01/04/21	BRL 6,500,000	($112,388)	($30)	($112,358)
BRL-CDI-Compounded	DUB	13.700%	01/04/21	4,100,000	(70,891)	1,828	(72,719)

					(183,279)	1,798	(185,077)

	Exchange
28-Day MXN TIIE	CME	4.060%	08/24/16	MXN 1,632,600,000	204,911	177,720	27,191
28-Day MXN TIIE	CME	4.388%	07/28/17	307,600,000	56,555	-	56,555
28-Day MXN TIIE	CME	5.700%	01/18/19	103,000,000	150,972	249,280	(98,308)
28-Day MXN TIIE	CME	5.010%	10/10/19	38,500,000	(6,900)	26,871	(33,771)
28-Day MXN TIIE	CME	5.270%	02/05/20	627,300,000	71,315	(186,653)	257,968
28-Day MXN TIIE	CME	5.615%	06/02/20	291,100,000	192,114	164,611	27,503
28-Day MXN TIIE	CME	5.535%	06/11/20	109,400,000	56,771	76,122	(19,351)
28-Day MXN TIIE	CME	6.960%	07/27/20	302,900,000	1,178,376	1,201,018	(22,642)
28-Day MXN TIIE	CME	5.495%	09/22/20	203,800,000	28,908	-	28,908
28-Day MXN TIIE	CME	5.840%	09/14/21	331,200,000	130,691	891,710	(761,019)
28-Day MXN TIIE	CME	5.608%	10/08/21	63,900,000	(22,060)	(54,371)	32,311
28-Day MXN TIIE	CME	5.430%	11/17/21	681,600,000	(702,690)	(262,167)	(440,523)
28-Day MXN TIIE	CME	5.920%	12/08/21	22,800,000	10,724	-	10,724
28-Day MXN TIIE	CME	5.795%	12/10/21	100,000	7	95	(88)
28-Day MXN TIIE	CME	5.850%	12/21/21	91,100,000	15,507	250,283	(234,776)
28-Day MXN TIIE	CME	5.375%	01/07/22	68,300,000	(89,570)	55,663	(145,233)
28-Day MXN TIIE	CME	6.000%	06/07/22	384,300,000	127,638	111,929	15,709
28-Day MXN TIIE	CME	5.940%	07/13/22	45,800,000	6,969	6,593	376
28-Day MXN TIIE	CME	5.500%	09/02/22	97,000,000	(139,784)	(180,330)	40,546
28-Day MXN TIIE	CME	5.975%	09/16/22	213,000,000	22,953	-	22,953
28-Day MXN TIIE	CME	5.780%	10/06/22	72,500,000	(41,098)	(39,884)	(1,214)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

Floating Rate Index	Exchange	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	CME	2.250%	12/16/22	$10,000,000	$193,361	($81,916)	$275,277
28-Day MXN TIIE	CME	6.530%	06/05/25	MXN 129,400,000	133,431	98,920	34,511

					1,579,101	2,505,494	(926,393)

					$1,395,822	$2,507,292	($1,111,470)

Interest Rate Swaps – Receive Floating Rate

Floating Rate Index	Counter- party	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
U.S. CPI Urban Consumers NSA	BOA	0.400%	09/25/16	$6,500,000	$18,786	$-	$18,786

	Exchange
28-Day MXN TIIE	CME	3.610%	03/14/16	MXN 6,404,000,000	(51,501)	-	(51,501)
1-Day USD-Federal Funds	CME	0.500%	06/17/16	$65,600,000	(143,810)	(71,504)	(72,306)
6-Month GBP-LIBOR	CME	1.880%	10/05/17	GBP 33,500,000	(860,962)	(822,714)	(38,248)
6-Month GBP-LIBOR	CME	1.500%	12/16/17	68,600,000	(853,942)	(153,872)	(700,070)
6-Month GBP-LIBOR	CME	1.500%	03/16/18	121,900,000	(1,129,379)	(650,619)	(478,760)
6-Month GBP-LIBOR	CME	1.000%	06/15/18	22,700,000	194,933	80,184	114,749
6-Month GBP-LIBOR	CME	1.250%	09/21/18	15,600,000	74,467	52,692	21,775
6-Month GBP-LIBOR	CME	1.500%	09/21/18	12,800,000	(31,722)	(20,844)	(10,878)
3-Month USD-LIBOR	CME	2.000%	12/16/19	$72,700,000	(1,220,221)	(350,742)	(869,479)
3-Month USD-LIBOR	LCH	2.000%	12/16/20	65,300,000	(952,581)	283,499	(1,236,080)
28-Day MXN TIIE	CME	5.910%	09/22/22	MXN 92,200,000	13,800	(24,982)	38,782
3-Month USD-LIBOR	LCH	2.250%	12/16/22	$173,100,000	(3,663,886)	32,270	(3,696,156)
3-Month CAD-CDOR	CME	2.700%	12/19/24	CAD 9,700,000	(577,404)	(667,273)	89,869
3-Month USD-LIBOR	CME	2.350%	08/05/25	$39,700,000	(928,657)	(222,320)	(706,337)
3-Month USD-LIBOR	LCH	2.500%	12/16/25	22,800,000	(696,563)	(149,193)	(547,370)
3-Month USD-LIBOR	CME	2.250%	06/15/26	11,100,000	74,477	37,209	37,268
3-Month USD-LIBOR	LCH	2.250%	06/15/26	57,400,000	182,203	13,037	169,166
3-Month USD-LIBOR	CME	2.750%	12/16/45	258,000,000	(5,164,304)	14,309,598	(19,473,902)
3-Month USD-LIBOR	LCH	2.750%	12/16/45	23,500,000	(709,805)	(500,510)	(209,295)
3-Month USD-LIBOR	LCH	2.500%	06/15/46	2,700,000	93,740	102,490	(8,750)

					(16,351,117)	11,276,406	(27,627,523)

					($16,332,331)	$11,276,406	($27,608,737)

					($14,936,509)	$13,783,698	($28,720,207)

Total Swap Agreements					($20,092,862)	$11,645,330	($31,738,192)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

(l)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2015:

		Total Value at December 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Convertible Preferred Stocks (1)	$9,536,477	$-	$9,536,477	$-
	Corporate Bonds & Notes	814,208,100	-	809,994,228	4,213,872
	Senior Loan Notes	25,331,481	-	25,331,481	-
	Mortgage-Backed Securities
	Collateralized Mortgage Obligations - Commercial	153,690,312	-	153,690,312	-
	Collateralized Mortgage Obligations - Residential	178,603,969	-	178,603,969	-
	Fannie Mae	1,031,232,728	-	1,031,232,728	-
	Federal Housing Authority	84,189	-	-	84,189
	Freddie Mac	90,039,234	-	90,039,234	-
	Government National Mortgage Association	58,328,103	-	58,328,103	-

	Total Mortgage-Backed Securities	1,511,978,535	-	1,511,894,346	84,189

	Asset-Backed Securities	199,540,503	-	199,540,503	-
	U.S. Government Agency Issues	16,741,106	-	16,741,106	-
	U.S. Treasury Obligations	1,101,590,024	-	1,101,590,024	-
	Foreign Government Bonds & Notes	207,535,006	-	207,535,006	-
	Municipal Bonds	156,906,478	-	156,906,478	-
	Short-Term Investments	119,435,024	-	119,435,024	-
	Derivatives:
	Credit Contracts
	Swaps	1,470,006	-	1,470,006	-
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	76,204,195	-	76,204,195	-
	Interest Rate Contracts
	Futures	622,138	622,138	-	-
	Purchased Options	3,303,648	15,579	3,288,069	-
	Swaps	3,233,609	-	3,233,609	-

	Total Interest Rate Contracts	7,159,395	637,717	6,521,678	-

	Total Assets - Derivatives	84,833,596	637,717	84,195,879	-

	Total Assets	4,247,636,330	637,717	4,242,700,552	4,298,061

Liabilities	Derivatives:
	Credit Contracts
	Swaps	(6,626,359)	-	(6,626,359)	-
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(19,116,941)	-	(19,116,941)	-
	Written Options	(1,528,910)	-	(1,528,910)	-

	Total Foreign Currency Contracts	(20,645,851)	-	(20,645,851)	-

	Interest Rate Contracts
	Futures	(8,717,761)	(8,717,761)	-	-
	Written Options	(3,262,795)	-	(3,262,795)	-
	Swaps	(18,170,118)	-	(18,170,118)	-

	Total Interest Rate Contracts	(30,150,674)	(8,717,761)	(21,432,913)	-

	Total Liabilities - Derivatives	(57,422,884)	(8,717,761)	(48,705,123)	-

	Total Liabilities	(57,422,884)	(8,717,761)	(48,705,123)	-

	Total	$4,190,213,446	($8,080,044)	$4,193,995,429	$4,298,061

Certain of the fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of December 31, 2015, such liabilities are categorized within the three-tier hierarchy of inputs as follows:

		Total Value at December 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities	Reverse Repurchase Agreement	($1,056,000)	$-	($1,056,000)	$-
	Sale-buyback Financing Transactions	(40,945,137)	-	(40,945,137)	-

	Total	($42,001,137)	$-	($42,001,137)	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments

December 31, 2015

	Principal Amount	Value
CORPORATE BONDS & NOTES - 47.1%

Consumer Discretionary - 4.7%

AutoZone Inc 1.300% due 01/13/17	$1,970,000	$1,967,939
Brinker International Inc 2.600% due 05/15/18	1,820,000	1,813,808
CCO Safari II LLC 3.579% due 07/23/20 ~	1,940,000	1,930,494
Delphi Automotive PLC (United Kingdom) 3.150% due 11/19/20	1,980,000	1,979,873
Dollar General Corp 4.125% due 07/15/17	5,695,000	5,850,525
Dollar Tree Inc 5.250% due 03/01/20 ~	1,775,000	1,841,562
General Motors Co 3.500% due 10/02/18	1,905,000	1,928,889
GLP Capital LP 4.375% due 11/01/18	5,025,000	4,999,875
Hyatt Hotels Corp 3.875% due 08/15/16	750,000	761,105
Lowe’s Cos Inc 1.102% due 09/14/18 §	740,000	742,646
McDonald’s Corp 2.100% due 12/07/18	625,000	625,949
Mohawk Industries Inc 6.125% due 01/15/16	3,500,000	3,503,724
Newell Rubbermaid Inc
2.050% due 12/01/17	1,205,000	1,183,996
2.150% due 10/15/18	1,050,000	1,017,030
Omnicom Group Inc 5.900% due 04/15/16	3,645,000	3,691,835
Pinnacle Entertainment Inc 7.500% due 04/15/21	1,455,000	1,524,112
The Interpublic Group of Cos Inc 2.250% due 11/15/17	4,095,000	4,084,484
Thomson Reuters Corp
1.300% due 02/23/17	3,645,000	3,628,780
1.650% due 09/29/17	3,370,000	3,354,279
Time Warner Cable Inc
5.850% due 05/01/17	1,020,000	1,067,427
8.250% due 04/01/19	2,280,000	2,622,153
Whirlpool Corp 1.350% due 03/01/17	1,185,000	1,178,433
Wyndham Worldwide Corp 2.950% due 03/01/17	2,095,000	2,108,356

		53,407,274

Consumer Staples - 1.4%

Bunge Ltd Finance Corp
3.200% due 06/15/17	2,665,000	2,692,167
4.100% due 03/15/16	3,260,000	3,276,913
CVS Health Corp 1.900% due 07/20/18	4,600,000	4,600,469
Imperial Tobacco Finance PLC (United Kingdom) 2.050% due 07/20/18 ~	1,380,000	1,373,440
Mead Johnson Nutrition Co 3.000% due 11/15/20	605,000	605,768
Reynolds American Inc 2.300% due 06/12/18	1,770,000	1,782,287
Wm Wrigley Jr Co 1.400% due 10/21/16 ~	1,105,000	1,104,069

		15,435,113

Energy - 8.9%

Anadarko Petroleum Corp
5.950% due 09/15/16	1,250,000	1,284,691
6.375% due 09/15/17	5,235,000	5,491,630

	Principal Amount	Value
Cameron International Corp
1.150% due 12/15/16	$850,000	$841,730
1.400% due 06/15/17	2,875,000	2,835,345
Chesapeake Energy Corp 3.250% due 03/15/16	4,225,000	4,066,563
China Shenhua Overseas Capital Co Ltd (China)
2.500% due 01/20/18 ~	3,235,000	3,224,816
3.125% due 01/20/20 ~	3,765,000	3,751,984
CNOOC Finance Ltd (China) 1.125% due 05/09/16	2,246,000	2,242,782
CNOOC Nexen Finance ULC (China) 1.625% due 04/30/17	2,365,000	2,352,856
Columbia Pipeline Group Inc 2.450% due 06/01/18 ~	1,055,000	1,032,200
Concho Resources Inc 7.000% due 01/15/21	2,800,000	2,772,000
Continental Resources Inc 7.125% due 04/01/21	4,895,000	4,545,668
DCP Midstream Operating LP 2.500% due 12/01/17	6,075,000	5,477,196
Delek & Avner Tamar Bond Ltd (Israel) 2.803% due 12/30/16 ~	1,590,000	1,589,459
Ecopetrol SA (Colombia) 4.250% due 09/18/18	2,185,000	2,179,538
Energy Transfer Partners LP 6.700% due 07/01/18	2,460,000	2,588,542
EnLink Midstream Partners LP 2.700% due 04/01/19	835,000	762,423
Enterprise Products Operating LLC
1.650% due 05/07/18	2,235,000	2,181,525
2.550% due 10/15/19	1,115,000	1,070,263
Kinder Morgan Energy Partners LP 3.500% due 03/01/16	2,035,000	2,041,630
Korea National Oil Corp (South Korea) 4.000% due 10/27/16 ~	2,200,000	2,245,437
Murphy Oil Corp 2.500% due 12/01/17	6,560,000	6,019,587
Nabors Industries Inc 2.350% due 09/15/16	1,490,000	1,482,900
ONEOK Partners LP
3.200% due 09/15/18	385,000	367,581
3.250% due 02/01/16	4,760,000	4,768,335
Origin Energy Finance Ltd (Australia) 3.500% due 10/09/18 ~	2,745,000	2,678,818
Petroleos Mexicanos (Mexico)
3.125% due 01/23/19	760,000	737,116
3.500% due 07/23/20 ~	1,715,000	1,627,535
Pioneer Natural Resources Co 5.875% due 07/15/16	8,515,000	8,649,409
Rowan Cos Inc 5.000% due 09/01/17	2,035,000	2,020,446
SESI LLC
6.375% due 05/01/19	2,965,000	2,759,318
7.125% due 12/15/21	2,895,000	2,583,788
Southwestern Energy Co 3.300% due 01/23/18	1,185,000	973,181
Spectra Energy Partners LP 2.950% due 09/25/18	1,850,000	1,819,133
Tennessee Gas Pipeline Co LLC 8.000% due 02/01/16	5,760,000	5,781,139
Transocean Inc
3.000% due 10/15/17	2,175,000	1,934,391
5.800% due 12/15/16	1,740,000	1,694,325

		100,475,280

Financials - 16.2%

Ally Financial Inc 3.250% due 11/05/18	2,890,000	2,843,037
American Campus Communities Operating Partnership LP 3.350% due 10/01/20	1,010,000	1,009,916

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
American Express Co 0.968% due 05/22/18 §	$4,765,000	$4,738,254
Aon PLC 2.800% due 03/15/21	2,680,000	2,673,182
Bank of America Corp
1.700% due 08/25/17	3,230,000	3,222,313
2.000% due 01/11/18	1,375,000	1,374,048
5.650% due 05/01/18	1,740,000	1,872,026
6.400% due 08/28/17	5,010,000	5,368,706
6.875% due 04/25/18	1,295,000	1,429,632
Barclays Bank PLC (United Kingdom) 6.050% due 12/04/17 ~	5,405,000	5,770,567
BB&T Corp 1.372% due 06/15/18 §	2,360,000	2,366,096
BPCE SA (France) 1.625% due 01/26/18	2,915,000	2,899,090
Capital One NA 2.350% due 08/17/18	2,365,000	2,371,322
Citigroup Inc
1.550% due 08/14/17	2,520,000	2,510,805
1.700% due 04/27/18	550,000	545,108
1.800% due 02/05/18	4,815,000	4,800,685
1.850% due 11/24/17	780,000	779,248
CNA Financial Corp 6.500% due 08/15/16	3,810,000	3,923,660
CNO Financial Group Inc 4.500% due 05/30/20	700,000	715,750
Commonwealth Bank of Australia (Australia) 1.750% due 11/02/18	4,378,000	4,349,775
Daimler Finance North America LLC (Germany) 2.375% due 08/01/18 ~	4,715,000	4,723,935
Discover Bank
2.000% due 02/21/18	250,000	248,476
7.000% due 04/15/20	5,550,000	6,326,023
DNB Bank ASA (Norway) 3.200% due 04/03/17 ~	400,000	407,868
Fidelity National Financial Inc 6.600% due 05/15/17	4,335,000	4,575,671
Fifth Third Bank 1.150% due 11/18/16	4,505,000	4,500,387
Ford Motor Credit Co LLC 3.000% due 06/12/17	5,985,000	6,045,538
General Motors Financial Co Inc
3.000% due 09/25/17	1,575,000	1,581,661
3.150% due 01/15/20	5,400,000	5,357,016
HBOS PLC (United Kingdom) 6.750% due 05/21/18 ~	6,875,000	7,515,434
Hyundai Capital America (South Korea)
1.450% due 02/06/17 ~	5,585,000	5,560,342
1.875% due 08/09/16 ~	2,240,000	2,243,237
Hyundai Capital Services Inc (South Korea) 3.500% due 09/13/17 ~	2,410,000	2,455,679
Intercontinental Exchange Inc
2.500% due 10/15/18	1,945,000	1,963,069
2.750% due 12/01/20	1,285,000	1,286,096
Itau Unibanco Holding SA (Brazil) 2.850% due 05/26/18 ~	1,585,000	1,511,297
JPMorgan Chase & Co 2.000% due 08/15/17	6,185,000	6,207,915
McGraw Hill Financial Inc 2.500% due 08/15/18	510,000	513,549
Mizuho Bank Ltd (Japan) 2.150% due 10/20/18 ~	1,185,000	1,181,401
Morgan Stanley
1.170% due 01/24/19 §	8,065,000	8,050,298
1.600% due 04/25/18 §	4,020,000	4,065,225
National Bank of Canada (Canada) 1.450% due 11/07/17	5,365,000	5,333,572

	Principal Amount	Value
New York Life Global Funding 1.550% due 11/02/18 ~	$4,990,000	$4,952,031
Nordea Bank AB (Sweden) 1.875% due 09/17/18 ~	1,335,000	1,327,330
Principal Financial Group Inc 1.850% due 11/15/17	1,225,000	1,226,545
Regions Bank 7.500% due 05/15/18	1,228,000	1,365,245
Regions Financial Corp 2.000% due 05/15/18	1,185,000	1,177,377
Reinsurance Group of America Inc 5.625% due 03/15/17	2,165,000	2,256,902
Santander Bank NA 2.000% due 01/12/18	1,245,000	1,236,565
Santander UK Group Holdings PLC (United Kingdom) 2.875% due 10/16/20	1,690,000	1,681,907
Standard Chartered PLC (United Kingdom) 1.500% due 09/08/17 ~	3,230,000	3,212,235
SunTrust Banks Inc 2.350% due 11/01/18	2,605,000	2,620,672
The Goldman Sachs Group Inc
2.750% due 09/15/20	780,000	780,510
2.900% due 07/19/18	1,165,000	1,188,513
6.150% due 04/01/18	2,250,000	2,444,632
6.250% due 09/01/17	4,510,000	4,831,748
The Huntington National Bank 2.200% due 11/06/18	1,575,000	1,571,922
Toyota Motor Credit Corp 1.550% due 07/13/18	2,145,000	2,140,899
UBS Group Funding Jersey Ltd (Switzerland) 2.950% due 09/24/20 ~	3,815,000	3,783,919
Ventas Realty LP REIT
1.550% due 09/26/16	1,990,000	1,991,769
2.000% due 02/15/18	1,945,000	1,936,693
Volkswagen Group of America Finance LLC (Germany) 1.250% due 05/23/17 ~	1,730,000	1,689,186
WEA Finance LLC (Australia) 3.250% due 10/05/20 ~	515,000	517,743
XLIT Ltd (Ireland) 2.300% due 12/15/18	2,795,000	2,797,859

		183,949,111

Health Care - 3.8%

AbbVie Inc 1.800% due 05/14/18	3,860,000	3,844,687
Actavis Funding SCS 2.350% due 03/12/18	4,695,000	4,703,118
Actavis Inc 1.875% due 10/01/17	4,950,000	4,946,099
Agilent Technologies Inc 6.500% due 11/01/17	984,000	1,050,799
Baxalta Inc 2.000% due 06/22/18 ~	400,000	396,138
Biogen Inc 2.900% due 09/15/20	1,135,000	1,133,744
Cardinal Health Inc 1.950% due 06/15/18	1,595,000	1,591,741
Catholic Health Initiatives
1.600% due 11/01/17	675,000	673,852
2.600% due 08/01/18	3,015,000	3,028,589
Celgene Corp 2.125% due 08/15/18	2,510,000	2,512,179
Express Scripts Holding Co 1.250% due 06/02/17	3,880,000	3,855,626
Gilead Sciences Inc 1.850% due 09/04/18	1,280,000	1,286,315

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
Humana Inc 7.200% due 06/15/18	$689,000	$771,502
Perrigo Co PLC 1.300% due 11/08/16	3,680,000	3,654,880
Thermo Fisher Scientific Inc 1.300% due 02/01/17	4,900,000	4,883,899
UnitedHealth Group Inc 1.900% due 07/16/18	2,245,000	2,253,068
Zimmer Biomet Holdings Inc 2.000% due 04/01/18	2,070,000	2,058,586

		42,644,822

Industrials - 3.7%

ERAC USA Finance LLC 2.800% due 11/01/18 ~	470,000	473,479
GATX Corp
1.250% due 03/04/17	2,630,000	2,604,484
2.375% due 07/30/18	1,240,000	1,232,014
2.600% due 03/30/20	325,000	316,634
3.500% due 07/15/16	1,235,000	1,248,491
HPHT Finance Ltd (Singapore) 2.250% due 03/17/18 ~	1,912,000	1,901,235
Hutchison Whampoa International Ltd (Hong Kong) 1.625% due 10/31/17 ~	6,060,000	6,014,386
International Lease Finance Corp 2.462% due 06/15/16 §	4,265,000	4,265,000
JB Hunt Transport Services Inc 2.400% due 03/15/19	1,005,000	1,012,338
Kansas City Southern 2.350% due 05/15/20 ~	3,075,000	2,972,935
Penske Truck Leasing Co LP
2.500% due 06/15/19 ~	2,645,000	2,604,328
2.875% due 07/17/18 ~	1,735,000	1,747,294
3.200% due 07/15/20 ~	1,670,000	1,655,428
Roper Technologies Inc 1.850% due 11/15/17	1,100,000	1,094,811
Southwest Airlines Co
2.750% due 11/06/19	2,705,000	2,729,515
5.750% due 12/15/16	2,050,000	2,131,135
Stanley Black & Decker Inc 2.451% due 11/17/18	5,400,000	5,424,894
United Technologies Corp 1.778% due 05/04/18 §	3,050,000	3,037,663

		42,466,064

Information Technology - 3.0%

Alibaba Group Holding Ltd (China) 2.500% due 11/28/19	2,815,000	2,753,656
Amphenol Corp 1.550% due 09/15/17	1,335,000	1,328,851
Anstock II Ltd (Taiwan) 2.125% due 07/24/17 ~	3,380,000	3,339,268
Avnet Inc 6.625% due 09/15/16	1,110,000	1,148,850
Baidu Inc (China) 2.750% due 06/09/19	2,120,000	2,111,516
Fidelity National Information Services Inc 1.450% due 06/05/17	1,635,000	1,613,496
Harris Corp 1.999% due 04/27/18	920,000	910,276
Hewlett Packard Enterprise Co 2.450% due 10/05/17 ~	4,595,000	4,593,281
Juniper Networks Inc 3.100% due 03/15/16	1,260,000	1,264,091
Keysight Technologies Inc 3.300% due 10/30/19	9,425,000	9,271,844

	Principal Amount	Value
Tencent Holdings Ltd (China)
2.000% due 05/02/17 ~	$3,070,000	$3,074,375
2.875% due 02/11/20 ~	1,565,000	1,556,447
Xerox Corp 2.950% due 03/15/17	800,000	806,206

		33,772,157

Materials - 1.0%

Anglo American Capital PLC (United Kingdom) 1.271% due 04/15/16 § ~	2,350,000	2,327,167
INVISTA Finance LLC 4.250% due 10/15/19 ~	2,470,000	2,408,250
Martin Marietta Materials Inc 1.703% due 06/30/17 §	3,025,000	3,005,050
Solvay Finance America LLC (Belgium) 3.400% due 12/03/20 ~	1,930,000	1,916,917
Vale Overseas Ltd (Brazil) 6.250% due 01/23/17	2,085,000	2,083,124

		11,740,508

Telecommunication Services - 2.3%

CC Holdings GS V LLC 2.381% due 12/15/17	9,230,000	9,244,288
SBA Tower Trust
2.240% due 04/15/43 ~	3,520,000	3,456,195
2.933% due 12/15/42 ~	10,900,000	11,041,000
3.598% due 04/15/43 ~	2,775,000	2,770,387

		26,511,870

Utilities - 2.1%

Exelon Corp 1.550% due 06/09/17	1,695,000	1,688,512
Exelon Generation Co LLC 2.950% due 01/15/20	1,900,000	1,895,546
Monongahela Power Co 5.700% due 03/15/17 ~	580,000	603,876
NiSource Finance Corp 6.800% due 01/15/19	2,434,000	2,733,015
PPL Capital Funding Inc 1.900% due 06/01/18	3,775,000	3,742,044
San Diego Gas & Electric Co 1.914% due 02/01/22	1,833,930	1,802,757
Southern Power Co
1.500% due 06/01/18	4,655,000	4,559,251
1.850% due 12/01/17	580,000	580,005
The Cleveland Electric Illuminating Co 7.880% due 11/01/17	2,815,000	3,098,901
Zhejiang Energy Group Hong Kong Ltd (Hong Kong) 2.300% due 09/30/17 ~	3,245,000	3,247,547

		23,951,454

Total Corporate Bonds & Notes (Cost $539,892,455)		534,353,653

MORTGAGE-BACKED SECURITIES - 23.5%

Collateralized Mortgage Obligations - Commercial - 10.3%

BAMLL Commercial Mortgage Securities Trust 2.717% due 06/15/28 " § ~	465,000	470,892
Banc of America Commercial Mortgage Trust
5.448% due 09/10/47 "	255,000	259,881
6.000% due 02/10/51 " §	210,000	219,724
Citigroup Commercial Mortgage Trust
1.353% due 02/10/48 "	2,581,435	2,549,231
1.392% due 07/10/47 "	1,460,597	1,447,537
1.485% due 10/10/47 "	631,588	625,902
1.637% due 06/10/48 "	1,567,786	1,551,616
1.643% due 09/10/58 "	813,368	803,875

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
Commercial Mortgage Trust
1.167% due 02/13/32 " § ~	$1,720,000	$1,701,774
1.324% due 11/10/47 "	1,690,475	1,651,403
1.415% due 08/10/47 "	2,896,419	2,868,022
1.442% due 07/15/47 "	2,158,473	2,135,813
1.445% due 12/10/47 "	2,473,082	2,451,281
1.494% due 12/10/47 "	742,763	734,612
1.569% due 03/10/48 "	726,697	721,503
1.604% due 10/10/48 "	1,206,760	1,195,545
1.667% due 07/10/50 "	1,089,243	1,081,132
3.221% due 10/10/53 "	2,855,000	2,933,072
Credit Suisse Mortgage Capital Certificates Trust
1.131% due 04/15/27 " § ~	860,000	854,630
Csail Commercial Mortgage Trust
1.454% due 06/15/57 "	4,354,873	4,306,587
1.684% due 04/15/50 "	766,008	760,789
1.717% due 08/15/48 "	1,541,112	1,519,959
Freddie Mac Multifamily Structured Pass-Through Certificates
1.369% due 05/25/19 "	4,214,600	4,221,075
1.426% due 08/25/17 "	6,857,883	6,863,710
GS Mortgage Securities Trust
1.528% due 02/10/48 "	3,875,444	3,842,379
1.593% due 07/10/48 "	862,631	854,403
JPMBB Commercial Mortgage Securities Trust
1.414% due 02/15/48 "	3,238,789	3,191,528
1.445% due 10/15/48 "	4,084,885	4,027,305
1.451% due 09/15/47 "	1,776,656	1,759,804
1.539% due 11/15/47 "	573,611	566,529
1.596% due 01/15/48 "	6,213,339	6,143,468
1.626% due 05/15/48 "	716,300	708,082
1.650% due 09/15/47 "	1,493,745	1,479,406
1.738% due 07/15/48 "	3,950,763	3,916,981
Merrill Lynch Mortgage Trust 5.782% due 08/12/43 " §	1,500,000	1,526,712
Morgan Stanley Bank of America Merrill Lynch Trust
1.551% due 08/15/47 "	3,292,264	3,266,258
1.573% due 12/15/47 "	4,326,710	4,283,448
1.686% due 10/15/47 "	1,768,771	1,756,229
1.706% due 05/15/48 "	1,472,059	1,462,212
Morgan Stanley Capital I Trust
1.638% due 05/15/48 "	1,104,728	1,097,070
5.731% due 07/12/44 " §	7,399,109	7,446,797
Wells Fargo Commercial Mortgage Trust
1.437% due 12/15/47 "	5,255,355	5,202,556
1.454% due 02/15/48 "	2,969,277	2,931,501
1.471% due 04/15/50 "	2,872,192	2,841,736
1.531% due 05/15/48 "	1,247,509	1,233,456
1.568% due 12/15/47 "	818,181	811,944
1.730% due 02/15/48 "	5,654,018	5,619,759
3.020% due 07/15/58 "	2,675,000	2,734,978
WFRBS Commercial Mortgage Trust
1.390% due 11/15/47 "	541,864	535,810
1.479% due 09/15/57 "	2,099,417	2,085,962
1.663% due 10/15/57 "	1,184,602	1,178,419

		116,434,297

Collateralized Mortgage Obligations - Residential - 5.1%

Bear Stearns Adjustable Rate Mortgage Trust
2.355% due 04/25/34 " §	193,221	191,765
3.226% due 11/25/34 " §	727,883	733,640
Bear Stearns ALT-A Trust 1.062% due 04/25/34 " §	463,555	452,909
Chase Mortgage Finance Trust
2.606% due 02/25/37 " §	554,256	557,200
2.630% due 02/25/37 " §	232,773	231,085
2.632% due 02/25/37 " §	699,085	675,548
2.641% due 02/25/37 " §	1,424,893	1,414,790
2.702% due 02/25/37 " §	1,635,664	1,623,019

	Principal Amount	Value
Countrywide Home Loan Mortgage Pass-Through Trust 2.640% due 11/20/34 " §	$408,839	$394,018
Fannie Mae 5.000% due 08/25/19 "	1,813,383	1,873,197
Fannie Mae Connecticut Avenue Securities
1.922% due 02/25/25 " §	1,027,754	1,029,352
2.372% due 11/25/24 " §	1,725,562	1,734,462
2.522% due 11/25/24 " §	826,760	831,930
Freddie Mac 7.000% due 09/15/30 "	561,155	625,792
Freddie Mac Structured Agency Credit Risk Debt Notes
1.472% due 03/25/25 " §	529,528	529,482
1.522% due 05/25/25 " §	793,946	792,834
1.572% due 12/25/27 - 05/25/28 " §	2,366,581	2,367,382
1.672% due 03/25/28 " §	1,087,623	1,087,118
1.772% due 04/25/28 " §	1,126,022	1,126,883
1.872% due 09/25/24 " §	2,861,765	2,875,133
2.072% due 10/25/24 " §	1,071,265	1,072,807
GS Mortgage-Backed Securities Trust 2.491% due 07/25/44 " § ~	606,971	603,697
HarborView Mortgage Loan Trust 0.742% due 06/20/35 " §	658,453	623,695
JPMorgan Mortgage Trust 2.726% due 07/25/35 " §	1,232,414	1,252,018
Lanark Master Issuer PLC (United Kingdom) 0.878% due 12/22/54 " § ~	4,295,297	4,290,723
MASTR Adjustable Rate Mortgages Trust 1.718% due 09/25/34 " §	768,611	714,113
Merrill Lynch Mortgage Investors Trust 2.661% due 12/25/35 " §	5,582,000	5,406,020
Sequoia Mortgage Trust 1.178% due 11/20/34 " §	551,095	530,157
Structured Adjustable Rate Mortgage Loan Trust
2.542% due 06/25/34 " §	2,007,237	2,011,045
2.551% due 05/25/34 " §	513,244	515,460
2.692% due 11/25/34 " §	1,166,000	1,156,270
Structured Asset Securities Corp Mortgage Pass-Through Certificates 2.443% due 07/25/33 " §	303,829	299,826
Towd Point Mortgage Trust
2.750% due 04/25/55 " § ~	2,315,874	2,296,477
2.750% due 05/25/55 " § ~	2,043,120	2,023,754
WaMu Mortgage Pass-Through Certificates Trust
0.712% due 07/25/45 " §	2,445,187	2,315,944
0.742% due 08/25/45 " §	1,570,244	1,471,474
2.460% due 06/25/34 " §	464,789	470,962
2.495% due 09/25/35 " §	8,563,391	8,317,371
Washington Mutual MSC Mortgage Pass-Through Certificates Trust 7.000% due 03/25/34 "	337,083	358,281
Wells Fargo Mortgage-Backed Securities Trust 2.736% due 08/25/33 " §	916,041	933,662

		57,811,295

Fannie Mae - 5.8%

2.026% due 01/01/35 " §	21,312	22,264
2.189% due 02/01/33 " §	104,130	110,843
2.210% due 04/01/33 " §	191,549	203,278
2.284% due 04/01/35 " §	348,475	363,477
2.375% due 05/01/33 " §	47,345	47,601
2.448% due 02/01/33 " §	249,101	265,040
2.492% due 06/01/33 " §	990,338	1,047,490
2.508% due 06/01/35 " §	642,869	681,862
3.500% due 01/01/27 - 09/01/28 "	9,138,834	9,585,352

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
4.000% due 07/01/25 - 10/01/41 "	$9,980,538	$10,593,419
4.500% due 05/01/25 - 10/01/26 "	16,483,711	17,695,596
5.000% due 07/01/24 - 07/01/35 "	4,102,209	4,482,931
5.500% due 01/01/18 - 06/01/39 "	11,009,812	12,257,338
6.000% due 01/01/18 - 10/01/40 "	6,663,255	7,507,405
6.500% due 05/01/33 "	991,965	1,167,247
7.000% due 05/01/33 - 06/01/33 "	334,220	366,358

		66,397,501

Freddie Mac - 1.0%

2.122% due 02/01/35 " §	409,582	433,346
2.350% due 03/01/35 " §	621,836	656,570
2.463% due 09/01/35 " §	1,445,424	1,542,686
2.474% due 08/01/35 " §	1,516,558	1,605,523
4.000% due 08/01/26 "	4,718,212	4,985,876
5.500% due 03/01/18 - 06/01/41 "	1,677,966	1,848,416

		11,072,417

Government National Mortgage Association - 1.3%

1.750% due 01/20/35 " §	2,084,474	2,141,750
1.875% due 09/20/34 " §	1,101,655	1,134,825
3.000% due 10/20/44 - 11/20/44 " §	2,570,608	2,637,054
3.500% due 03/20/43 "	4,802,368	5,021,329
5.000% due 12/20/34 - 02/20/40 "	999,798	1,104,136
5.500% due 07/15/20 "	417,796	438,851
6.000% due 01/15/22 - 07/15/36 "	2,514,778	2,782,938

		15,260,883

Total Mortgage-Backed Securities (Cost $268,316,835)		266,976,393

ASSET-BACKED SECURITIES - 19.0%

Ally Auto Receivables Trust 3.150% due 10/15/18 " ~	1,345,000	1,355,051
American Express Credit Account Master Trust 1.260% due 01/15/20 "	4,350,000	4,342,390
AmeriCredit Automobile Receivables Trust
1.260% due 11/08/19 "	6,865,000	6,833,131
1.270% due 01/08/20 "	3,665,000	3,628,915
1.600% due 07/08/19 "	2,930,000	2,918,898
1.700% due 07/08/20 "	1,055,000	1,050,565
Ascentium Equipment Receivables LLC 1.930% due 03/11/19 " ~	3,390,000	3,363,080
BMW Vehicle Owner Trust 1.500% due 02/25/21 "	2,875,000	2,870,809
Capital Auto Receivables Asset Trust
1.260% due 05/21/18 "	6,230,000	6,223,122
1.320% due 06/20/18 "	3,000,000	2,999,245
1.480% due 11/20/18 "	3,040,000	3,032,788
1.620% due 03/20/19 "	2,940,000	2,923,740
1.730% due 09/20/19 "	1,265,000	1,259,752
CarMax Auto Owner Trust
1.250% due 11/15/19 "	1,185,000	1,180,053
1.380% due 11/15/19 "	2,375,000	2,365,470
1.690% due 08/15/19 "	435,000	432,751
1.810% due 07/15/20 "	1,450,000	1,442,724
1.930% due 11/15/19 "	620,000	614,899
CCG Receivables Trust
1.060% due 11/15/21 " ~	1,435,089	1,428,975
1.460% due 11/14/18 " ~	1,480,000	1,476,637
CNH Equipment Trust 1.370% due 07/15/20 "	3,050,000	3,014,111
DB Master Finance LLC 3.262% due 02/20/45 " ~	7,051,713	6,994,658
Diamond Resorts Owner Trust
2.270% due 05/20/26 " ~	1,420,384	1,419,414
2.540% due 05/20/27 " ~	2,087,653	2,072,434
2.730% due 07/20/27 " ~	2,218,580	2,196,941
2.990% due 05/22/28 " ~	1,256,022	1,255,660

	Principal Amount	Value
Discover Card Execution Note Trust 1.390% due 04/15/20 "	$6,065,000	$6,051,601
Domino’s Pizza Master Issuer LLC 5.216% due 01/25/42 " ~	2,961,506	3,049,653
Elara HGV Timeshare Issuer LLC 2.530% due 02/25/27 " ~	1,317,153	1,296,271
Enterprise Fleet Financing LLC 1.590% due 02/22/21 " ~	2,975,000	2,956,428
Exeter Automobile Receivables Trust 1.060% due 08/15/18 " ~	228,266	227,658
Ford Credit Auto Lease Trust
1.100% due 11/15/17 "	2,505,000	2,497,748
1.160% due 11/15/19 "	2,010,000	1,995,925
1.230% due 11/15/16 "	2,800,000	2,800,568
1.510% due 08/15/17 "	1,915,000	1,915,220
Ford Credit Floorplan Master Owner Trust
1.400% due 08/15/19 "	6,760,000	6,731,818
1.420% due 01/15/20 "	3,795,000	3,767,374
GE Dealer Floorplan Master Note Trust
0.782% due 07/20/19 " §	6,760,000	6,753,031
0.852% due 10/20/19 " §	6,980,000	6,970,514
GM Financial Automobile Leasing Trust 1.690% due 03/20/19 "	2,765,000	2,748,154
GMF Floorplan Owner Revolving Trust 1.650% due 05/15/20 " ~	1,185,000	1,173,266
GreatAmerica Leasing Receivables 0.890% due 07/15/17 " ~	3,296,624	3,286,518
Hilton Grand Vacations Trust 1.770% due 11/25/26 " ~	2,037,906	2,000,801
Hyundai Auto Lease Securitization Trust 1.650% due 08/15/19 " ~	5,405,000	5,399,641
John Deere Owner Trust 1.320% due 06/17/19 "	1,480,000	1,472,675
Kubota Credit Owner Trust 1.540% due 03/15/19 " ~	5,495,000	5,462,540
MMAF Equipment Finance LLC
0.870% due 01/08/19 " ~	7,900,000	7,845,287
1.390% due 10/16/19 " ~	1,165,000	1,156,647
Motor PLC (United Kingdom) 0.902% due 08/25/21 " § ~	889,422	888,886
MVW Owner Trust
2.150% due 04/22/30 " ~	547,419	538,532
2.250% due 09/22/31 " ~	1,845,656	1,827,789
2.520% due 12/20/32 " ~	656,488	647,813
Nissan Master Owner Trust Receivables 1.440% due 01/15/20 "	7,380,000	7,329,665
Sierra Timeshare Receivables Funding LLC
2.050% due 06/20/31 " ~	1,278,846	1,279,845
2.300% due 10/20/31 " ~	1,659,611	1,656,107
2.400% due 03/22/32 " ~	3,181,449	3,146,196
2.430% due 06/20/32 " ~	1,832,423	1,802,029
2.580% due 09/20/32 " ~	2,537,484	2,497,791
SLM Student Loan Trust
1.820% due 04/25/23 " §	1,052,105	1,053,818
1.970% due 07/25/22 " §	115,000	115,810
2.020% due 07/25/23 " §	1,340,000	1,349,178
SMART ABS Trust (Australia)
0.950% due 02/14/18 "	4,375,121	4,367,890
0.970% due 03/14/17 "	372,554	372,144
0.990% due 08/14/17 "	2,111,975	2,109,648
1.180% due 02/14/19 "	940,000	928,837
1.660% due 08/14/19 "	2,645,000	2,623,815
Synchrony Credit Card Master Note Trust
1.600% due 04/15/21 "	3,055,000	3,035,289
1.610% due 11/15/20 "	6,505,000	6,487,292
1.690% due 03/15/21 "	4,340,000	4,327,831
Toyota Auto Receivables Owner Trust 1.440% due 04/15/20 "	1,830,000	1,827,761
Volkswagen Auto Loan Enhanced Trust 1.390% due 05/20/21 "	5,895,000	5,774,124

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
Volkswagen Credit Auto Master Trust 1.400% due 07/22/19 " ~	$4,130,000	$4,078,180
Wendys Funding LLC 3.371% due 06/15/45 " ~	5,531,138	5,412,447
Wheels SPV LLC
0.840% due 03/20/23 " ~	1,649,807	1,642,462
1.270% due 04/22/24 " ~	650,000	643,716
World Omni Auto Receivables Trust 1.340% due 05/15/20 "	1,390,000	1,383,975

Total Asset-Backed Securities (Cost $216,675,542)		215,404,421

U.S. GOVERNMENT AGENCY ISSUES - 1.6%

Fannie Mae 0.625% due 08/26/16	13,360,000	13,362,485
Federal Home Loan Bank 0.625% due 12/28/16	4,580,000	4,570,313

Total U.S. Government Agency Issues (Cost $17,912,306)		17,932,798

U.S. TREASURY OBLIGATIONS - 6.2%

U.S. Treasury Notes - 6.2%

0.625% due 08/31/17	7,455,000	7,408,540
0.875% due 11/15/17 ‡	23,285,000	23,209,650
0.875% due 10/15/18	5,570,000	5,509,944
1.000% due 09/15/17	20,405,000	20,397,491
1.625% due 11/30/20	14,255,000	14,175,614

		70,701,239

Total U.S. Treasury Obligations (Cost $70,904,245)		70,701,239

FOREIGN GOVERNMENT BONDS & NOTES - 0.2%

Iceland Government (Iceland) 4.875% due 06/16/16 ~	1,820,000	1,851,870

Total Foreign Government Bonds & Notes (Cost $1,842,638)		1,851,870

MUNICIPAL BONDS - 0.7%

State Board of Administration Finance Corp FL ‘A’ 1.298% due 07/01/16	6,475,000	6,495,007
University of California 0.744% due 07/01/41 §	1,915,000	1,914,713

Total Municipal Bonds (Cost $8,390,000)		8,409,720

	Principal Amount	Value
SHORT-TERM INVESTMENT - 1.2%

Repurchase Agreement - 1.2%

Fixed Income Clearing Corp 0.030% due 01/04/16 (Dated 12/31/15, repurchase price of $13,489,578; collateralized by U.S. Treasury Notes: 2.000% due 05/31/21 and value $13,760,469)	$13,489,533	$13,489,533

Total Short-Term Investment (Cost $13,489,533)		13,489,533

TOTAL INVESTMENTS - 99.5% (Cost $1,137,423,554)		1,129,119,627

OTHER ASSETS & LIABILITIES, NET - 0.5%		5,507,780

NET ASSETS - 100.0%		$1,134,627,407

Notes to Schedule of Investments

(a)	As of December 31, 2015, the fund’s composition as a percentage of net assets was as follows:

Corporate Bonds & Notes	47.1%
Mortgage-Backed Securities	23.5%
Asset-Backed Securities	19.0%
U.S. Treasury Obligations	6.2%
Others (each less than 3.0%)	3.7%

99.5%
Other Assets & Liabilities, Net	0.5%

100.0%

(b)	As of December 31, 2015, an investment with a value of $276,104 was fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts.

(c)	Open futures contracts outstanding as of December 31, 2015 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation (Depreciation)
U.S. Treasury 2-Year Notes (03/16)	242	($74,945)

Short Futures Outstanding
U.S. Treasury 5-Year Notes (03/16)	303	96,271
U.S. Treasury 10-Year Notes (03/16)	54	26,141

		122,412

Total Futures Contracts		$47,467

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

(d)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2015:

		Total Value at December 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$534,353,653	$-	$534,353,653	$-
	Mortgage-Backed Securities (1)	266,976,393	-	266,976,393	-
	Asset-Backed Securities	215,404,421	-	214,148,761	1,255,660
	U.S. Government Agency Issues	17,932,798	-	17,932,798	-
	U.S. Treasury Obligations	70,701,239	-	70,701,239	-
	Foreign Government Bonds & Notes	1,851,870	-	1,851,870	-
	Municipal Bonds	8,409,720	-	8,409,720	-
	Short-Term Investment	13,489,533	-	13,489,533	-
	Derivatives:
	Interest Rate Contracts
	Futures	122,412	122,412	-	-

	Total Assets	1,129,242,039	122,412	1,127,863,967	1,255,660

Liabilities	Derivatives:
	Interest Rate Contracts
	Futures	(74,945)	(74,945)	-	-

	Total Liabilities	(74,945)	(74,945)	-	-

	Total	$1,129,167,094	$47,467	$1,127,863,967	$1,255,660

(1)	For mortgage-backed investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments

December 31, 2015

	Principal Amount	Value
CORPORATE BONDS & NOTES - 35.1%

Azerbaijan - 0.5%

State Oil Co of the Azerbaijan Republic
4.750% due 03/13/23 ~	$3,147,000	$2,676,574
5.450% due 02/09/17 ~	1,701,000	1,722,589

		4,399,163

Bangladesh - 0.2%

Banglalink Digital Communications Ltd 8.625% due 05/06/19 ~	1,510,000	1,566,625

Barbados - 0.3%

Columbus International Inc 7.375% due 03/30/21 ~	2,335,000	2,320,406
Sagicor Finance Ltd 8.875% due 08/11/22 ~	300,000	327,750

		2,648,156

Brazil - 3.4%

Cosan Luxembourg SA 9.500% due 03/14/18 ~	BRL 2,656,000	532,039
Marfrig Holdings Europe BV
6.875% due 06/24/19 ~	$1,285,000	1,150,075
8.375% due 05/09/18 ~	3,710,000	3,580,150
Marfrig Overseas Ltd 9.500% due 05/04/20 ~	1,130,000	1,113,050
Minerva Luxembourg SA
7.750% due 01/31/23 ~	600,000	567,000
12.250% due 02/10/22 ~	3,550,000	3,603,250
Odebrecht Drilling Norbe VIII/IX Ltd 6.350% due 06/30/22 ~	1,332,145	492,894
Oi Brasil Holdings Cooperatief UA 5.750% due 02/10/22 ~	1,220,000	567,300
Oi SA 9.750% due 09/15/16 ~	BRL 1,138,000	209,982
Petrobras Global Finance BV
3.000% due 01/15/19	$1,115,000	850,188
5.375% due 01/27/21	3,110,000	2,324,725
5.750% due 01/20/20	2,945,000	2,319,187
5.875% due 03/01/18	998,000	890,715
6.250% due 03/17/24	2,422,000	1,743,840
6.850% due 06/05/15	805,000	525,263
6.875% due 01/20/40	4,070,000	2,665,850
7.875% due 03/15/19	380,000	337,250
QGOG Atlantic 5.250% due 07/30/19 ~	3,118,935	2,152,065
QGOG Constellation SA 6.250% due 11/09/19 ~	4,385,000	1,984,212
Vale Overseas Ltd 5.625% due 09/15/19	1,109,000	1,006,417

		28,615,452

Chile - 0.9%

Banco del Estado de Chile
3.875% due 02/08/22 ~	550,000	546,117
4.125% due 10/07/20 ~	635,000	656,227
Corp Nacional del Cobre de Chile
3.750% due 11/04/20 ~	1,050,000	1,030,019
3.875% due 11/03/21 ~	1,300,000	1,252,996
4.875% due 11/04/44 ~	1,468,000	1,179,443
Empresa Nacional del Petroleo
5.250% due 08/10/20 ~	600,000	621,448
6.250% due 07/08/19 ~	945,000	1,018,040
VTR Finance BV 6.875% due 01/15/24 ~	1,795,000	1,655,887

		7,960,177

	Principal Amount	Value
China - 3.2%

Amber Circle Funding Ltd 3.250% due 12/04/22 ~	$2,640,000	$2,627,328
Central China Real Estate Ltd
8.000% due 01/28/20 ~	200,000	196,189
8.750% due 01/23/21 ~	700,000	686,658
China Hongqiao Group Ltd
6.875% due 05/03/18 ~	2,130,000	2,060,545
7.625% due 06/26/17 ~	1,300,000	1,296,507
China Railway Resources Huitung Ltd 3.850% due 02/05/23 ~	1,260,000	1,251,780
China SCE Property Holdings Ltd 10.000% due 07/02/20 ~	1,650,000	1,746,411
CIFI Holdings Group Co Ltd 12.250% due 04/15/18 ~	1,135,000	1,231,355
Favor Sea Ltd 11.750% due 02/04/19 ~	234,000	198,315
Franshion Development Ltd 6.750% due 04/15/21 ~	1,160,000	1,302,717
KWG Property Holding Ltd 8.975% due 01/14/19 ~	995,000	1,054,400
Longfor Properties Co Ltd 6.750% due 01/29/23 ~	690,000	713,166
Sinochem Overseas Capital Co Ltd
4.500% due 11/12/20 ~	2,030,000	2,132,373
6.300% due 11/12/40 ~	585,000	713,218
Sinopec Group Overseas Development Ltd 4.875% due 05/17/42 ~	1,280,000	1,316,975
Sunac China Holdings Ltd 9.375% due 04/05/18 ~	1,755,000	1,855,912
Times Property Holdings Ltd 12.625% due 03/21/19 ~	2,400,000	2,663,242
Trillion Chance Ltd 8.500% due 01/10/19 ~	1,255,000	1,303,666
Yingde Gases Investment Ltd 8.125% due 04/22/18 ~	1,160,000	1,003,400
Yuzhou Properties Co Ltd 8.625% due 01/24/19 ~	1,635,000	1,689,686

		27,043,843

Colombia - 0.7%

Ecopetrol SA 7.625% due 07/23/19	915,000	994,861
Empresa de Telecomunicaciones de Bogota 7.000% due 01/17/23 ~	COP 2,668,000,000	697,693
Pacific Exploration and Production Corp
5.125% due 03/28/23 ~	$2,140,000	438,700
5.375% due 01/26/19 ~	2,022,000	394,290
5.625% due 01/19/25 ~	9,752,000	1,999,160
7.250% due 12/12/21 ~	4,810,000	986,050

		5,510,754

Costa Rica - 0.4%

Banco de Costa Rica 5.250% due 08/12/18 ~	1,140,000	1,148,550
Banco Nacional de Costa Rica 6.250% due 11/01/23 ~	1,160,000	1,119,400
Instituto Costarricense de Electricidad
6.375% due 05/15/43 ~	900,000	679,500
6.950% due 11/10/21 ~	200,000	200,250

		3,147,700

Czech Republic - 0.0%

New World Resources NV 8.000% PIK due 04/07/20 ~	EUR 1,013,484	137,675

Dominican Republic - 0.4%

Aeropuertos Dominicanos Siglo XXI SA 9.750% due 11/13/19 § ~	$3,055,000	3,192,475

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
Ecuador - 1.0%

EP PetroEcuador 6.224% due 09/24/19 § ~	$10,078,421	$8,314,697

Georgia - 0.2%

Georgian Railway JSC 7.750% due 07/11/22 ~	1,300,000	1,322,412

Guatemala - 0.4%

Cementos Progreso Trust 7.125% due 11/06/23 ~	1,755,000	1,750,612
Comcel Trust 6.875% due 02/06/24 ~	2,550,000	1,976,250

		3,726,862

Hong Kong - 0.6%

CFG Investment SAC 9.750% due 07/30/19 ~	1,420,000	681,600
Industrial & Commercial Bank of China Asia Ltd 5.125% due 11/30/20 ~	1,300,000	1,398,891
MIE Holdings Corp 7.500% due 04/25/19 ~	4,655,000	2,002,674
Noble Group Ltd 6.750% due 01/29/20 ~	795,000	548,550
Shimao Property Holdings Ltd 8.375% due 02/10/22 ~	660,000	710,039

		5,341,754

India - 0.4%

Export-Import Bank of India
4.000% due 08/07/17 ~	580,000	595,312
4.000% due 01/14/23 ~	1,520,000	1,542,900
Vedanta Resources PLC
6.750% due 06/07/16 ~	615,000	558,897
7.125% due 05/31/23 ~	675,000	372,585
8.250% due 06/07/21 ~	515,000	302,149

		3,371,843

Indonesia - 0.8%

Golden Legacy PTE Ltd 9.000% due 04/24/19 ~	915,000	894,412
Indo Energy Finance II BV 6.375% due 01/24/23 ~	3,376,000	1,405,260
Majapahit Holding BV
7.750% due 01/20/20 ~	750,000	840,938
8.000% due 08/07/19 ~	1,170,000	1,313,325
P.T. Berau Coal Energy Tbk 7.250% due 03/13/17 ~	1,560,000	468,000
P.T. Pertamina Persero 6.000% due 05/03/42 ~	942,000	775,122
P.T. Perusahaan Listrik Negara 5.500% due 11/22/21 ~	999,000	1,020,229

		6,717,286

Jamaica - 1.5%

Digicel Group Ltd
7.125% due 04/01/22 ~	2,150,000	1,623,250
8.250% due 09/30/20 ~	10,351,000	8,591,330
Digicel Ltd 6.000% due 04/15/21 ~	2,760,000	2,339,100

		12,553,680

Kazakhstan - 4.0%

Development Bank of Kazakhstan JSC 4.125% due 12/10/22 ~	2,567,000	2,270,060
Halyk Savings Bank of Kazakhstan JSC 7.250% due 01/28/21 ~	1,020,000	1,050,600

	Principal Amount	Value
Kazakhstan Temir Zholy Finance BV
6.375% due 10/06/20 ~	$578,000	$571,180
6.950% due 07/10/42 ~	2,731,000	2,406,803
Kazkommertsbank JSC
5.500% due 12/21/22 ~	3,952,606	2,937,640
6.875% due 02/13/17	EUR 3,115,000	3,249,817
7.500% due 11/29/16 ~	$4,270,000	4,237,975
8.500% due 05/11/18 ~	3,935,000	3,775,396
KazMunayGas National Co JSC
5.750% due 04/30/43 ~	1,682,000	1,441,474
6.375% due 04/09/21 ~	940,000	971,232
7.000% due 05/05/20 ~	3,293,000	3,496,092
9.125% due 07/02/18 ~	1,350,000	1,489,671
Zhaikmunai LLP
6.375% due 02/14/19 ~	2,895,000	2,279,668
7.125% due 11/13/19 ~	4,395,000	3,439,087

		33,616,695

Luxembourg - 0.3%

Millicom International Cellular SA
6.000% due 03/15/25 ~	1,860,000	1,590,300
6.625% due 10/15/21 ~	1,445,000	1,342,044

		2,932,344

Malaysia - 0.5%

Axiata SPV1 Labuan Ltd 5.375% due 04/28/20 ~	910,000	993,028
Petronas Capital Ltd
5.250% due 08/12/19 ~	1,035,000	1,117,068
7.875% due 05/22/22 ~	290,000	362,357
Wakala Global Sukuk Bhd 4.646% due 07/06/21 ~	1,445,000	1,559,011

		4,031,464

Mexico - 2.2%

CEMEX Espana SA 9.875% due 04/30/19 ~	2,020,000	2,146,250
Cemex Finance LLC 9.375% due 10/12/22 ~	3,475,000	3,674,812
Cemex SAB de CV
5.875% due 03/25/19 ~	310,000	296,050
6.500% due 12/10/19 ~	2,025,000	1,959,188
7.250% due 01/15/21 ~	860,000	829,900
Comision Federal de Electricidad
4.875% due 01/15/24 ~	1,640,000	1,623,600
5.750% due 02/14/42 ~	1,585,000	1,434,425
Elementia SAB de CV 5.500% due 01/15/25 ~	1,820,000	1,674,400
Petroleos Mexicanos
5.500% due 06/27/44	1,218,000	922,440
5.625% due 01/23/46 ~	2,367,000	1,820,105
6.000% due 03/05/20	620,000	645,730
6.500% due 06/02/41	1,321,000	1,148,610
7.190% due 09/12/24 ~	MXN 11,530,000	650,047

		18,825,557

Nigeria - 1.1%

Access Bank PLC 9.250% due 06/24/21 § ~	$1,430,000	1,238,737
Access Finance BV 7.250% due 07/25/17 ~	840,000	824,653
First Bank of Nigeria Ltd
8.000% due 07/23/21 § ~	2,410,000	1,954,100
8.250% due 08/07/20 § ~	1,955,000	1,659,377
GTB Finance BV 6.000% due 11/08/18 ~	926,000	858,782
Sea Trucks Group Ltd 9.000% due 03/26/18 ~	3,929,250	2,449,298
Seven Energy Ltd 10.250% due 10/11/21 ~	1,240,000	644,676

		9,629,623

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
Peru - 0.5%

Cementos Pacasmayo SAA 4.500% due 02/08/23 ~	$1,890,000	$1,771,875
InRetail Shopping Malls 6.500% due 07/09/21 ~	2,220,000	2,253,300

		4,025,175

Philippines - 0.6%

Development Bank of the Philippines 5.500% due 03/25/21 ~	1,700,000	1,886,305
Power Sector Assets & Liabilities Management Corp 7.390% due 12/02/24 ~	2,195,000	2,839,891

		4,726,196

Russia - 5.2%

Alfa Bank AO 7.500% due 09/26/19 ~	960,000	979,762
Brunswick Rail Finance Ltd 6.500% due 11/01/17 ~	1,065,000	484,575
Credit Bank of Moscow
7.700% due 02/01/18 ~	1,545,000	1,570,153
8.700% due 11/13/18 ~	1,655,000	1,572,250
Gazprom Neft OAO 4.375% due 09/19/22 ~	3,663,000	3,253,293
Gazprom OAO
8.625% due 04/28/34 ~	805,000	906,028
9.250% due 04/23/19 ~	681,000	762,437
Lukoil International Finance BV 6.125% due 11/09/20 ~	450,000	458,955
Metalloinvest Finance Ltd 5.625% due 04/17/20 ~	1,586,000	1,529,174
MMC Norilsk Nickel OJSC 6.625% due 10/14/22 ~	2,800,000	2,857,792
Mobile Telesystems OJSC 8.625% due 06/22/20 ~	1,895,000	2,099,364
Polyus Gold International Ltd 5.625% due 04/29/20 ~	1,468,000	1,412,950
Sberbank of Russia
5.250% due 05/23/23 ~	1,590,000	1,366,096
5.500% due 02/26/24 § ~	1,880,000	1,659,100
Sibur Securities Ltd 3.914% due 01/31/18 ~	2,205,000	2,147,207
Sistema JSFC 6.950% due 05/17/19 ~	3,630,000	3,682,635
TMK OAO
6.750% due 04/03/20 ~	3,403,000	3,220,089
7.750% due 01/27/18 ~	595,000	593,472
Vimpel Communications 7.748% due 02/02/21 ~	1,472,000	1,509,855
VimpelCom Holdings BV
5.200% due 02/13/19 ~	2,130,000	2,095,920
7.504% due 03/01/22 ~	2,053,000	2,063,265
Vnesheconombank
5.450% due 11/22/17 ~	750,000	751,594
5.942% due 11/21/23 ~	2,720,000	2,549,986
6.025% due 07/05/22 ~	1,226,000	1,163,952
6.800% due 11/22/25 ~	2,014,000	1,970,341
6.902% due 07/09/20 ~	716,000	726,736

		43,386,981

Singapore - 0.3%

Puma International Financing SA 6.750% due 02/01/21 ~	1,045,000	1,032,721
STATS ChipPAC Ltd 8.500% due 11/24/20 ~	400,000	384,286
Yanlord Land Group Ltd 10.625% due 03/29/18 ~	650,000	681,687

		2,098,694

	Principal Amount	Value
South Africa - 0.3%

Eskom Holdings SOC Ltd 7.125% due 02/11/25 ~	$1,510,000	$1,313,700
Transnet SOC Ltd 9.500% due 05/13/21 ~	ZAR 18,180,000	1,096,432

		2,410,132

Ukraine - 0.5%

MHP SA 8.250% due 04/02/20 ~	$2,050,000	1,783,500
Oschadbank 9.625% due 03/20/25 § ~	380,000	334,400
Ukraine Railways 9.500% due 05/21/18 ~	645,000	557,860
Ukreximbank 9.750% due 01/22/25 ~	2,201,000	1,925,875

		4,601,635

United Arab Emirates - 0.9%

Dubai Holding Commercial Operations MTN Ltd 6.000% due 02/01/17	GBP 2,850,000	4,275,668
Emirates Airline 4.500% due 02/06/25 ~	$443,332	448,768
JAFZ Sukuk Ltd 7.000% due 06/19/19 ~	848,000	949,081
Topaz Marine SA 8.625% due 11/01/18 ~	1,990,000	1,830,203

		7,503,720

United Kingdom - 0.2%

ICBC Standard Bank PLC 8.125% due 12/02/19 ~	545,000	593,369
Sable International Finance Ltd 6.875% due 08/01/22 ~	1,300,000	1,261,000

		1,854,369

Venezuela - 3.4%

Petroleos de Venezuela SA
5.125% due 10/28/16	7,822,085	5,376,901
5.250% due 04/12/17 ~	10,898,000	5,502,400
5.375% due 04/12/27 ~	962,000	351,130
8.500% due 11/02/17 ~	27,536,467	14,732,010
9.000% due 11/17/21 ~	2,210,581	893,628
9.750% due 05/17/35 ~	3,450,498	1,444,896
12.750% due 02/17/22 ~	1,082,000	492,310

		28,793,275

Vietnam - 0.2%

Vietnam Joint Stock Commercial Bank for Industry & Trade 8.000% due 05/17/17 ~	450,000	465,750
Vingroup JSC 11.625% due 05/07/18 ~	820,000	882,791

		1,348,541

Total Corporate Bonds & Notes (Cost $333,654,129)		295,354,955

CONVERTIBLE CORPORATE BONDS & NOTES - 0.0%

Czech Republic - 0.0%

New World Resources NV 4.000% PIK due 10/07/20 ~	EUR 1,083,325	123,617

Total Convertible Corporate Bonds & Notes (Cost $707,394)		123,617

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
SENIOR LOAN NOTES - 0.9%

United Arab Emirates - 0.9%

Dubai Drydocks LLC
0.100% due 10/18/27 §	$2,380,503	$464,198
4.607% due 10/18/17 §	1,137,561	918,580
Dubai World Term B1 2.000% PIK due 09/30/18 §	8,245,975	6,547,304

		7,930,082

Total Senior Loan Notes (Cost $8,529,455)		7,930,082

FOREIGN GOVERNMENT BONDS & NOTES - 55.8%

Angola - 0.1%

Angolan Government 9.500% due 11/12/25 ~	1,130,000	1,053,725

Argentina - 0.5%

Argentine Republic Government
2.500% due 12/31/38 * Y	5,352,197	3,361,180
8.280% due 12/31/33 * Y	833,712	933,871
8.750% due 06/02/17 * Y	153,729	176,404

		4,471,455

Azerbaijan - 0.2%

Republic of Azerbaijan 4.750% due 03/18/24 ~	1,464,000	1,371,944

Belarus - 1.0%

Republic of Belarus 8.950% due 01/26/18 ~	8,448,000	8,699,581

Bolivia - 0.3%

Bolivian Government
4.875% due 10/29/22 ~	830,000	848,675
5.950% due 08/22/23 ~	1,230,000	1,319,175

		2,167,850

Brazil - 6.8%

Banco Nacional de Desenvolvimento Economico e Social 6.500% due 06/10/19 ~	1,368,000	1,344,060
Brazil Letras do Tesouro Nacional
15.260% due 01/01/18	BRL 73,821,000	13,784,212
15.843% due 01/01/17	36,657,000	8,005,777
15.873% due 07/01/18	55,230,000	9,534,754
18.008% due 01/01/19	64,491,000	10,304,476
Brazil Notas do Tesouro Nacional ‘F’ 10.000% due 01/01/21	26,385,000	5,325,472
Brazilian Government
2.625% due 01/05/23	$1,690,000	1,288,625
4.250% due 01/07/25	2,304,000	1,857,600
4.875% due 01/22/21	855,000	793,012
5.000% due 01/27/45	2,815,000	1,893,087
5.625% due 01/07/41	641,000	467,930
7.125% due 01/20/37	1,354,000	1,174,595
8.250% due 01/20/34	939,000	906,135
8.875% due 04/15/24	620,000	677,350

		57,357,085

	Principal Amount	Value
Chile - 0.2%

Chile Government
3.250% due 09/14/21	$530,000	$550,140
6.000% due 01/01/20 ~	CLP 485,000,000	748,794

		1,298,934

Colombia - 4.2%

Colombia Government
4.000% due 02/26/24	$1,260,000	1,203,300
5.000% due 06/15/45	2,346,000	1,970,640
5.625% due 02/26/44	2,973,000	2,727,728
6.125% due 01/18/41	4,053,000	3,931,410
7.375% due 09/18/37	1,818,000	2,013,435
8.125% due 05/21/24	2,025,000	2,433,038
11.750% due 02/25/20	1,850,000	2,405,000
Colombian TES
6.000% due 04/28/28	COP 13,757,100,000	3,413,234
7.000% due 09/11/19	5,129,000,000	1,595,152
7.250% due 06/15/16	25,213,900,000	7,999,315
7.500% due 08/26/26	4,758,600,000	1,387,567
10.000% due 07/24/24	12,437,000,000	4,330,638

		35,410,457

Costa Rica - 0.2%

Costa Rica Government
4.250% due 01/26/23 ~	$1,161,000	1,021,680
4.375% due 04/30/25 ~	600,000	507,000
5.625% due 04/30/43 ~	400,000	289,000

		1,817,680

Croatia - 1.3%

Croatia Government
6.000% due 01/26/24 ~	2,570,000	2,683,571
6.250% due 04/27/17 ~	1,403,000	1,455,386
6.375% due 03/24/21 ~	2,714,000	2,887,202
6.625% due 07/14/20 ~	2,565,000	2,753,366
6.750% due 11/05/19 ~	1,400,000	1,503,110

		11,282,635

Dominican Republic - 1.4%

Dominican Republic
5.500% due 01/27/25 ~	2,040,000	1,973,700
5.875% due 04/18/24 ~	2,579,000	2,579,000
6.600% due 01/28/24 ~	1,375,000	1,436,875
6.850% due 01/27/45 ~	1,850,000	1,752,875
7.450% due 04/30/44 ~	1,320,000	1,336,500
7.500% due 05/06/21 ~	2,355,000	2,531,625

		11,610,575

Ecuador - 1.2%

Ecuador Government
7.950% due 06/20/24 ~	5,851,000	4,344,368
10.500% due 03/24/20 ~	7,087,000	5,740,470

		10,084,838

Egypt - 0.2%

Egypt Government
5.750% due 04/29/20 ~	781,000	759,718
5.875% due 06/11/25 ~	840,000	731,178
6.875% due 04/30/40 ~	570,000	465,296

		1,956,192

El Salvador - 0.5%

El Salvador Government
5.875% due 01/30/25 ~	900,000	756,000
6.375% due 01/18/27 ~	405,000	344,250
7.375% due 12/01/19 ~	570,000	572,280
7.625% due 02/01/41 ~	428,000	364,335
7.650% due 06/15/35 ~	1,360,000	1,166,200
8.250% due 04/10/32 ~	745,000	698,438

		3,901,503

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
Ethiopia - 0.3%

Ethiopia Government 6.625% due 12/11/24 ~	$2,420,000	$2,171,950

Gabon - 0.5%

Gabon Government 6.375% due 12/12/24 ~	5,657,300	4,514,752

Georgia - 0.2%

Georgia Government 6.875% due 04/12/21 ~	1,380,000	1,434,476

Guatemala - 0.3%

Guatemala Government 4.875% due 02/13/28 ~	2,370,000	2,281,125

Hungary - 2.8%

Hungary Government
4.125% due 02/19/18	2,702,000	2,818,983
5.375% due 02/21/23	3,904,000	4,265,940
5.375% due 03/25/24	2,028,000	2,225,730
5.500% due 06/24/25	HUF 519,060,000	2,098,305
5.750% due 11/22/23	$3,826,000	4,290,228
6.250% due 01/29/20	2,565,000	2,873,657
7.625% due 03/29/41	3,374,000	4,578,079

		23,150,922

Indonesia - 1.9%

Indonesia Government
4.125% due 01/15/25 ~	750,000	720,742
4.875% due 05/05/21 ~	1,176,000	1,222,532
5.125% due 01/15/45 ~	1,480,000	1,341,615
5.875% due 03/13/20 ~	1,131,000	1,228,766
5.950% due 01/08/46 ~	686,000	678,850
6.875% due 01/17/18 ~	2,410,000	2,618,687
7.750% due 01/17/38 ~	660,000	775,392
11.625% due 03/04/19 ~	1,329,000	1,672,313
Indonesia Treasury
7.000% due 05/15/27	IDR 4,974,000,000	311,693
8.250% due 05/15/36	20,702,000,000	1,409,801
9.000% due 03/15/29	17,713,000,000	1,285,487
Perusahaan Penerbit SBSN Indonesia III
4.325% due 05/28/25 ~	$960,000	918,048
6.125% due 03/15/19 ~	1,364,000	1,493,580

		15,677,506

Iraq - 0.2%

Iraq International 5.800% due 01/15/28 ~	3,040,000	2,059,630

Ivory Coast - 2.1%

Ivory Coast Government
5.375% due 07/23/24 ~	2,165,000	1,930,141
5.750% due 12/31/32 § ~	17,748,000	15,875,053

		17,805,194

Jamaica - 0.1%

Jamaica Government 7.875% due 07/28/45	1,170,000	1,140,750

Jordan - 0.1%

Jordan Government 6.125% due 01/29/26 ~	530,000	541,660

	Principal Amount	Value
Kazakhstan - 1.0%

KazAgro National Management Holding JSC 4.625% due 05/24/23 ~	$2,350,000	$2,032,101
Kazakhstan Government
4.875% due 10/14/44 ~	750,000	628,849
5.125% due 07/21/25 ~	3,000,000	2,967,060
6.500% due 07/21/45 ~	3,050,000	3,010,716

		8,638,726

Kenya - 0.1%

Kenya Government 6.875% due 06/24/24 ~	1,260,000	1,108,800

Lebanon - 1.6%

Lebanon Government
5.150% due 11/12/18 ~	502,000	499,158
5.450% due 11/28/19 ~	1,023,000	1,009,783
6.000% due 01/27/23 ~	774,000	753,613
6.100% due 10/04/22 ~	3,566,000	3,507,161
6.375% due 03/09/20	2,010,000	2,034,904
6.600% due 11/27/26 ~	3,612,000	3,557,820
8.250% due 04/12/21 ~	2,179,000	2,384,458

		13,746,897

Lithuania - 0.9%

Lithuania Government
6.125% due 03/09/21 ~	2,270,000	2,621,850
6.625% due 02/01/22 ~	1,665,000	1,994,264
7.375% due 02/11/20 ~	2,515,000	2,980,275

		7,596,389

Malaysia - 0.2%

Malaysia Government
4.254% due 05/31/35	MYR 324,000	71,575
4.498% due 04/15/30	6,110,000	1,410,121
4.935% due 09/30/43	2,290,000	543,890

		2,025,586

Mexico - 4.2%

Mexican Bonos
7.500% due 06/03/27	MXN 131,360,000	8,292,765
8.000% due 12/07/23	76,810,000	4,997,194
10.000% due 12/05/24	134,210,000	9,822,456
Mexico Government
4.000% due 03/15/15	EUR 2,958,000	2,692,805
4.600% due 01/23/46	$3,496,000	3,107,070
4.750% due 03/08/44	2,172,000	1,984,122
5.550% due 01/21/45	1,986,000	2,043,097
5.750% due 10/12/10	1,416,000	1,327,500
6.050% due 01/11/40	650,000	714,187

		34,981,196

Morocco - 0.6%

Morocco Government
4.250% due 12/11/22 ~	3,000,000	2,978,250
5.500% due 12/11/42 ~	1,697,000	1,640,684

		4,618,934

Namibia - 0.1%

Namibia Government 5.250% due 10/29/25 ~	920,000	858,976

Pakistan - 1.2%

Pakistan Government
6.750% due 12/03/19 ~	2,240,000	2,277,540
6.875% due 06/01/17 ~	1,394,000	1,425,378
7.250% due 04/15/19 ~	2,696,000	2,759,318
8.250% due 04/15/24 ~	1,736,000	1,793,118
8.250% due 09/30/25 ~	1,630,000	1,664,487

		9,919,841

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
Panama - 0.8%

Panama Government
4.000% due 09/22/24	$770,000	$773,850
4.300% due 04/29/53	1,710,000	1,464,187
6.700% due 01/26/36	1,804,000	2,151,270
7.125% due 01/29/26	295,000	369,488
8.875% due 09/30/27	670,000	929,625
9.375% due 04/01/29	783,000	1,131,435

		6,819,855

Paraguay - 0.2%

Republic of Paraguay 4.625% due 01/25/23 ~	1,390,000	1,355,250

Peru - 1.5%

Peruvian Government
5.625% due 11/18/50	3,041,000	3,109,423
5.700% due 08/12/24 ~	PEN 4,858,000	1,293,832
6.950% due 08/12/31 ~	701,000	191,592
7.350% due 07/21/25	$3,017,000	3,790,106
8.200% due 08/12/26 ~	PEN 2,713,000	840,007
8.750% due 11/21/33	$2,472,000	3,491,700

		12,716,660

Philippines - 1.8%

Philippine Government
3.900% due 11/26/22	PHP 56,000,000	1,147,394
4.000% due 01/15/21	$3,095,000	3,356,884
4.950% due 01/15/21	PHP 20,000,000	432,896
6.250% due 01/14/36	28,000,000	660,672
6.375% due 10/23/34	$1,389,000	1,814,412
7.750% due 01/14/31	2,010,000	2,831,527
9.500% due 02/02/30	2,125,000	3,354,748
10.625% due 03/16/25	980,000	1,545,145

		15,143,678

Poland - 1.1%

Poland Government
3.000% due 03/17/23	514,000	509,824
3.250% due 07/25/25	PLN 19,601,000	5,143,081
4.000% due 10/25/23	8,453,000	2,337,335
5.000% due 03/23/22	$1,065,000	1,182,815

		9,173,055

Romania - 1.3%

Romanian Government
4.375% due 08/22/23 ~	4,726,000	4,929,691
6.125% due 01/22/44 ~	330,000	386,925
6.750% due 02/07/22 ~	5,022,000	5,910,542

		11,227,158

Russia - 0.1%

Russian Foreign 5.875% due 09/16/43 ~	1,200,000	1,172,820

Senegal - 0.2%

Senegal Government 8.750% due 05/13/21 ~	1,810,000	1,905,025

Serbia - 0.5%

Serbia Government
4.875% due 02/25/20 ~	1,580,000	1,622,992
5.875% due 12/03/18 ~	1,850,000	1,951,288
7.250% due 09/28/21 ~	690,000	782,599

		4,356,879

	Principal Amount	Value
South Africa - 3.4%

South Africa Government
5.500% due 03/09/20	$2,559,000	$2,633,017
5.875% due 05/30/22	2,044,000	2,139,424
6.250% due 03/31/36	ZAR 15,880,000	687,712
6.875% due 05/27/19	$3,145,000	3,376,346
7.000% due 02/28/31	ZAR 66,374,890	3,279,130
7.750% due 02/28/23	58,650,000	3,448,366
8.000% due 01/31/30	24,420,000	1,340,705
8.250% due 03/31/32	41,850,000	2,309,016
8.500% due 01/31/37	31,740,000	1,746,496
8.750% due 01/31/44	20,090,000	1,115,018
8.750% due 02/28/48	85,900,000	4,744,524
10.500% due 12/21/26	24,310,000	1,663,423

		28,483,177

Thailand - 0.4%

Thailand Government
1.250% due 03/12/28 ^ ~	THB 37,192,122	909,971
3.400% due 06/17/36	44,270,000	1,275,862
4.675% due 06/29/44	43,614,000	1,451,680

		3,637,513

Turkey - 2.4%

Turkey Government
3.000% due 02/23/22 ^	TRY 6,718,253	2,350,836
3.250% due 03/23/23	$710,000	652,244
4.875% due 04/16/43	755,000	666,363
5.625% due 03/30/21	482,000	510,920
5.750% due 03/22/24	1,290,000	1,366,458
6.000% due 01/14/41	765,000	784,029
6.250% due 09/26/22	720,000	784,008
6.750% due 04/03/18	2,576,000	2,776,928
6.750% due 05/30/40	1,095,000	1,220,417
6.875% due 03/17/36	1,146,000	1,285,915
7.000% due 03/11/19	688,000	754,516
7.000% due 06/05/20	481,000	536,598
7.375% due 02/05/25	1,325,000	1,551,178
7.500% due 07/14/17	1,282,000	1,374,304
7.500% due 11/07/19	695,000	781,123
8.000% due 03/12/25	TRY 6,530,000	1,924,474
10.400% due 03/20/24	3,130,000	1,058,752

		20,379,063

Ukraine - 0.9%

Ukraine Government
7.750% due 09/01/19 ~	$16,970	15,792
7.750% due 09/01/20 ~	1,320,000	1,221,000
7.750% due 09/01/21 ~	1,043,000	952,843
7.750% due 09/01/22 ~	1,043,000	949,943
7.750% due 09/01/23 ~	1,043,000	933,694
7.750% due 09/01/24 ~	727,000	646,965
7.750% due 09/01/25 ~	937,000	828,851
7.750% due 09/01/26 ~	735,000	643,093
7.750% due 09/01/27 ~	937,000	819,875
11.287% due 05/31/40 § ~	1,116,400	450,746

		7,462,802

United Arab Emirates - 0.1%

Emirate of Dubai Government 5.250% due 01/30/43 ~	1,467,000	1,245,175

Uruguay - 1.2%

Uruguay Government
3.700% due 06/26/37 ^	UYU 27,663,924	732,912
4.125% due 11/20/45	$1,133,086	883,807
4.250% due 04/05/27 ^	UYU 38,932,552	1,185,611
4.500% due 08/14/24	$2,366,120	2,407,527

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
5.100% due 06/18/50	$985,000	$852,025
7.625% due 03/21/36	1,323,000	1,640,520
7.875% PIK due 01/15/33	1,757,000	2,196,250

		9,898,652

Venezuela - 2.4%

Venezuela Government
5.750% due 02/26/16 ~	2,035,000	1,831,500
6.000% due 12/09/20 ~	1,115,000	420,913
7.650% due 04/21/25 ~	895,000	335,625
7.750% due 10/13/19 ~	1,774,000	714,035
8.250% due 10/13/24 ~	5,047,000	1,943,095
9.000% due 05/07/23 ~	1,595,000	641,987
9.250% due 09/15/27	1,711,000	710,065
9.250% due 05/07/28 ~	1,633,000	645,035
11.750% due 10/21/26 ~	12,535,500	5,640,975
11.950% due 08/05/31 ~	13,978,100	6,255,200
12.750% due 08/23/22 ~	1,789,000	809,522

		19,947,952

Vietnam - 0.5%

Vietnam Government
4.800% due 11/19/24 ~	1,916,000	1,852,063
6.750% due 01/29/20 ~	2,485,000	2,735,836

		4,587,899

Zambia - 0.5%

Zambia Government
8.500% due 04/14/24 ~	900,000	718,110
8.970% due 07/30/27 ~	3,880,000	3,089,256

		3,807,366

Total Foreign Government Bonds & Notes (Cost $520,355,416)		470,077,743

SHORT-TERM INVESTMENT - 5.0%

Repurchase Agreement - 5.0%

Fixed Income Clearing Corp 0.030% due 01/04/16 (Dated 12/31/15, repurchase price of $42,118,624; collateralized by Freddie Mac: 2.120% due 06/02/21 and value $42,965,000)	42,118,484	42,118,484

Total Short-Term Investment (Cost $42,118,484)		42,118,484

TOTAL INVESTMENTS - 96.8% (Cost $905,364,878)		815,604,881

OTHER ASSETS & LIABILITIES, NET - 3.2%		26,743,135

NET ASSETS - 100.0%		$842,348,016

Notes to Schedule of Investments

(a)	As of December 31, 2015, the fund’s composition as a percentage of net assets was as follows:

Foreign Government Bonds & Notes	55.8%
Corporate Bonds & Notes	35.1%
Short-Term Investment	5.0%
Others (each less than 3.0%)	0.9%

96.8%
Other Assets & Liabilities, Net	3.2%

100.0%

(b)	As of December 31, 2015, the fund’s composition by country of risk as a percentage of net assets was as follows:

Brazil	10.2%
Mexico	6.4%
Venezuela	5.8%
Russia	5.3%
Kazakhstan	5.0%
United States (Includes Short-Term Investment)	5.0%
Colombia	4.9%
South Africa	3.7%
China	3.2%
Others (each less than 3.0%)	47.3%

96.8%
Other Assets & Liabilities, Net	3.2%

100.0%

(c)	Investments with a total aggregate value of $4,471,455 or 0.5% of the fund’s net assets were in default as of December 31, 2015.

(d)	Forward foreign currency contracts outstanding as of December 31, 2015 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
ARS	34,155,802	USD	2,220,000	02/16	BNP	$341,557
BRL	35,865,457	USD	9,451,958	02/16	CSF	(475,580)
BRL	35,865,457	USD	9,466,678	02/16	UBS	(490,300)
CLP	2,523,480,780	USD	3,647,176	01/16	DUB	(95,847)
CNY	4,094,370	USD	630,000	02/16	BNP	(8,864)
CNY	76,465,261	USD	11,764,791	02/16	HSB	(164,631)
CNY	4,094,370	USD	621,489	09/16	BNP	(15,107)
CNY	5,474,953	USD	839,910	09/16	HSB	(28,941)
COP	4,198,351,737	USD	1,368,005	01/16	CIT	(48,699)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
COP	363,301,148	USD	126,894	01/16	HSB	($12,728)
COP	2,449,732,575	USD	855,055	01/16	SCB	(85,241)
CZK	50,621,200	USD	2,020,000	01/16	JPM	16,998
CZK	127,318,683	USD	5,211,145	01/16	MSC	(87,838)
EUR	5,493,547	USD	5,880,991	01/16	MER	92,670
HUF	2,628,784,226	USD	9,299,506	01/16	HSB	(245,385)
HUF	817,094,466	USD	2,833,395	01/16	ING	(19,139)
HUF	187,443,843	USD	650,124	01/16	JPM	(4,526)
HUF	595,052,650	USD	2,059,907	01/16	MER	(10,413)
IDR	13,110,048,809	USD	924,545	01/16	CIT	16,399
IDR	72,537,000,140	USD	5,203,000	01/16	HSB	3,176
IDR	24,038,000,000	USD	1,700,000	02/16	ANZ	7,375
IDR	78,865,593,300	USD	5,534,428	02/16	CIT	67,252
IDR	58,071,675,421	USD	4,163,441	02/16	HSB	(38,716)
ILS	9,354,308	USD	2,410,594	01/16	BNP	(5,650)
ILS	2,977,307	USD	770,000	01/16	MER	(4,550)
INR	66,921,467	USD	992,017	01/16	BRC	15,574
INR	299,951,350	USD	4,495,000	01/16	DUB	21,164
INR	1,191,417,357	USD	17,704,396	02/16	JPM	156,723
KRW	25,585,376,027	USD	21,766,082	02/16	JPM	(25,881)
MXN	190,351,394	USD	11,291,123	01/16	ABN	(265,474)
MXN	15,072,121	USD	884,198	01/16	BNP	(11,181)
MXN	129,604,456	USD	7,455,130	01/16	BNP	51,898
MXN	90,405,101	USD	5,435,645	01/16	HSB	(199,146)
MXN	31,753,391	USD	1,835,000	01/16	HSB	4,239
MXN	190,351,394	USD	11,281,420	01/16	UBS	(255,771)
MYR	32,360,600	USD	7,536,237	01/16	BRC	(37,908)
MYR	22,638,893	USD	5,250,000	01/16	JPM	(4,304)
MYR	19,860,005	USD	4,620,755	01/16	UBS	(18,960)
MYR	17,169,800	USD	3,892,055	02/16	ANZ	82,911
MYR	21,034,891	USD	5,000,568	03/16	HSB	(136,137)
PEN	4,423,250	USD	1,300,000	01/16	BNP	(9,833)
PEN	6,716,944	USD	2,021,045	01/16	SCB	(61,857)
PHP	64,351,289	USD	1,387,779	01/16	HSB	(19,112)
PLN	338,120	USD	84,916	01/16	GSC	1,233
PLN	28,416,746	USD	7,334,821	01/16	ING	(94,549)
PLN	9,119,863	USD	2,353,270	01/16	MSC	(29,630)
PLN	12,907,110	USD	3,244,801	01/16	MSC	43,788
PLN	12,067,630	USD	3,050,000	01/16	UBS	24,698
PLN	14,208,373	USD	3,536,735	02/16	HSB	81,444
PLN	14,208,373	USD	3,518,492	02/16	MER	99,688
RON	19,350,890	USD	4,804,094	01/16	CIT	(150,057)
RON	9,675,445	USD	2,311,106	02/16	DUB	15,961
RON	9,675,445	USD	2,316,085	02/16	MER	10,982
RUB	340,639,776	USD	4,979,195	01/16	CSF	(334,547)
RUB	116,537,102	USD	1,631,487	01/16	GSC	(42,495)
RUB	850,480,585	USD	13,147,913	01/16	HSB	(1,551,548)
RUB	191,441,450	USD	2,605,000	01/16	MER	5,318
RUB	520,978,390	USD	7,696,273	02/16	BRC	(649,599)
SGD	24,951,470	USD	17,471,795	02/16	GSC	94,264
THB	103,055,800	USD	2,875,441	01/16	CIT	(13,421)
THB	160,158,600	USD	4,460,000	01/16	UBS	(12,147)
THB	293,501,548	USD	8,196,078	02/16	JPM	(51,354)
THB	363,353,300	USD	10,008,354	02/16	MER	74,769
TRY	4,182,130	USD	1,420,000	01/16	CIT	3,721
TRY	9,152,036	USD	3,051,241	01/16	DUB	64,383
TRY	12,211,947	USD	4,210,000	01/16	GSC	(52,692)
TRY	8,328,870	USD	2,820,000	01/16	JPM	15,394
TRY	42,544,031	USD	14,341,249	02/16	JPM	15,415
TWD	49,626,150	USD	1,510,000	01/16	BRC	(6,585)
TWD	366,280,185	USD	11,292,745	01/16	MER	(196,358)
USD	2,350,887	ARS	34,155,802	02/16	BNP	(210,670)
USD	7,480,000	BRL	29,580,333	02/16	ABN	76,657
USD	450,000	BRL	1,728,900	02/16	BNP	17,292
USD	12,760,000	BRL	49,513,904	02/16	DUB	367,699
USD	2,105,000	BRL	8,325,275	02/16	HSB	21,357
USD	4,288,578	BRL	16,237,843	02/16	JPM	224,583
USD	750,000	CLP	536,250,000	01/16	HSB	(4,672)
USD	195,000	CLP	139,707,750	01/16	MER	(1,613)
USD	629,661	CNY	4,094,370	02/16	BNP	8,525

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
USD	11,490,000	CNY	76,465,261	02/16	HSB	($110,160)
USD	11,608,863	CNY	76,465,261	09/16	HSB	282,563
USD	7,130,000	CNY	46,826,275	10/16	BNP	204,465
USD	1,950,287	COP	6,417,596,850	01/16	HSB	(66,404)
USD	3,433,198	COP	11,413,169,086	01/16	JPM	(153,321)
USD	1,273,749	COP	3,751,827,512	01/16	JPM	94,760
USD	620,000	CZK	15,144,250	01/16	MER	10,595
USD	3,464,229	EUR	3,179,008	01/16	BNP	7,972
USD	8,811,038	EUR	8,074,487	01/16	HSB	31,458
USD	4,024,237	GBP	2,664,696	01/16	HSB	95,751
USD	1,080,000	HUF	310,527,864	01/16	MER	10,473
USD	218,300	IDR	3,130,422,000	01/16	DUB	(6,379)
USD	313,500	IDR	4,434,457,500	01/16	HSB	(4,773)
USD	1,905,000	IDR	26,900,937,000	01/16	JPM	(25,753)
USD	1,506,700	IDR	21,216,078,000	01/16	UBS	(16,035)
USD	200,000	ILS	770,721	01/16	MER	1,852
USD	5,215,400	INR	351,536,735	01/16	HSB	(77,450)
USD	1,215,000	INR	82,401,300	02/16	HSB	(20,318)
USD	1,505,000	KRW	1,783,425,000	02/16	HSB	(10,398)
USD	8,481,638	MXN	140,827,416	01/16	GSC	324,547
USD	2,100,000	MXN	36,585,150	01/16	HSB	(19,107)
USD	14,959,685	MXN	248,259,493	01/16	HSB	579,848
USD	282,400	MYR	1,225,616	01/16	BNP	(1,590)
USD	670,000	MYR	2,856,210	01/16	JPM	8,183
USD	350,000	PEN	1,190,000	01/16	MER	2,902
USD	235,000	PHP	11,218,900	01/16	BNP	(3,611)
USD	1,595,000	PLN	6,316,234	01/16	BNP	(14,306)
USD	1,140,000	PLN	4,429,356	01/16	BNP	11,449
USD	315,000	RON	1,288,475	01/16	MER	5,112
USD	2,456,795	RUB	173,334,872	01/16	CIT	93,361
USD	2,456,795	RUB	174,039,358	01/16	CSF	83,756
USD	1,780,000	RUB	127,270,000	01/16	HSB	44,664
USD	672,820	RUB	45,213,504	01/16	MER	56,331
USD	1,290,000	SGD	1,822,319	02/16	BNP	7,071
USD	1,370,000	THB	49,594,000	01/16	BNP	(7,302)
USD	604,482	TRY	1,744,787	01/16	CIT	10,505
USD	2,945,000	TRY	8,798,994	01/16	MER	(50,438)
USD	855,000	TWD	28,099,575	01/16	BNP	3,729
USD	130,000	ZAR	1,926,041	01/16	BRC	5,997
USD	3,915,379	ZAR	58,763,971	01/16	CIT	132,026
USD	1,784,465	ZAR	25,868,318	01/16	DUB	119,006
USD	2,443,111	ZAR	35,129,985	01/16	JPM	181,366
USD	3,098,228	ZAR	44,941,526	01/16	MER	204,795
USD	1,648,046	ZAR	23,598,374	02/16	BNP	137,383
USD	1,639,675	ZAR	23,598,374	02/16	MER	129,012
USD	3,840,548	ZAR	58,754,913	03/16	MER	101,345
ZAR	3,486,012	USD	228,012	01/16	BNP	(3,575)
ZAR	74,003,921	USD	5,140,000	01/16	GSC	(375,466)
ZAR	52,626,368	USD	3,497,613	01/16	HSB	(109,413)
ZAR	3,521,400	USD	243,178	01/16	MER	(16,462)

Total Forward Foreign Currency Contracts						($2,254,533)

(e)	Swap agreements outstanding as of December 31, 2015 were as follows:

Cross Currency Swaps – Receive Floating Rate

Notional Amount on Fixed Rate (Currency Received)	Notional Amount on Floating Rate (Currency Delivered)	Floating Rate Index	Counter- party	Fixed rate	Expiration Date	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
EUR 590,000	$643,690	3-Month USD-LIBOR	HSB	1.078%	06/05/45	$42,233	($738)	$42,971

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

Interest Rate Swaps – Pay Floating Rate

Floating Rate Index	Counter- party	Fixed Rate	Expiration Date		Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Brazil CETIP Interbank	BNP	15.264%	01/02/17	BRL	161,185,581	($117,939)	$-	($117,939)
Brazil CETIP Interbank	BNP	15.874%	01/02/17		12,247,581	313	-	313

						($117,626)	$-	($117,626)

Total Return Swaps

Receive Total Return	Counter- party	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Indonesia Treasury 12.800% due 06/15/21	SCB	06/15/21	IDR 8,500,000,000	$761,277	$1,075,510	($314,233)
Indonesia Treasury 8.375% due 03/15/24	SCB	03/15/24	20,806,000,000	1,510,634	1,791,413	(280,779)
Indonesia Treasury 11.000% due 09/15/25	SCB	09/15/25	8,000,000,000	675,156	966,375	(291,219)
Indonesia Treasury 8.375% due 09/15/26	SCB	09/15/26	16,000,000,000	1,159,513	1,506,667	(347,154)
Indonesia Treasury 7.000% due 05/15/27	SCB	05/15/27	18,000,000,000	1,139,764	1,618,076	(478,312)
Indonesia Treasury 9.000% due 03/15/29	SCB	03/15/29	7,000,000,000	521,572	617,751	(96,179)
Indonesia Treasury 10.500% due 08/15/30	SCB	08/15/30	11,500,000,000	967,286	1,372,401	(405,115)
Indonesia Treasury 6.625% due 05/15/33	SCB	05/15/33	13,600,000,000	787,176	1,147,409	(360,233)
Indonesia Treasury 8.375% due 03/15/34	HSB	03/15/34	4,361,000,000	272,943	317,970	(45,027)
Indonesia Treasury 8.375% due 03/15/34	SCB	03/15/34	14,894,000,000	1,075,647	1,258,551	(182,904)
Indonesia Treasury 8.250% due 05/15/36	SCB	05/15/36	10,824,000,000	768,246	805,182	(36,936)

				$9,639,214	$12,477,305	($2,838,091)

Total Swap Agreements				$9,563,821	$12,476,567	($2,912,746)

(f)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2015:

		Total Value at December 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$295,354,955	$-	$295,354,955	$-
	Convertible Corporate Bonds & Notes	123,617	-	123,617	-
	Senior Loan Notes	7,930,082	-	7,930,082	-
	Foreign Government Bonds & Notes	470,077,743	-	470,077,743	-
	Short-Term Investment	42,118,484	-	42,118,484	-
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	5,127,384	-	5,127,384	-
	Swaps	42,233	-	42,233	-

	Total Foreign Currency Contracts	5,169,617	-	5,169,617	-

	Interest Rate Contracts
	Swaps	9,639,527	-	9,639,527	-

	Total Assets - Derivatives	14,809,144	-	14,809,144	-

	Total Assets	830,414,025	-	830,414,025	-

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(7,381,917)	-	(7,381,917)	-
	Interest Rate Contracts
	Swaps	(117,939)	-	(117,939)	-

	Total Liabilities - Derivatives	(7,499,856)	-	(7,499,856)	-

	Total Liabilities	(7,499,856)	-	(7,499,856)	-

	Total	$822,914,169	$-	$822,914,169	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

COMSTOCK PORTFOLIO

Schedule of Investments

December 31, 2015

	Shares	Value
COMMON STOCKS - 95.9%

Consumer Discretionary - 15.0%

Carnival Corp	668,537	$36,421,896
CBS Corp ‘B’	113,556	5,351,894
Comcast Corp ‘A’	342,761	19,342,003
General Motors Co	725,895	24,687,689
Johnson Controls Inc	517,100	20,420,279
Kohl’s Corp	314,787	14,993,305
Mattel Inc	162,998	4,428,656
Target Corp	184,889	13,424,790
Time Warner Cable Inc	67,705	12,565,371
Time Warner Inc	78,533	5,078,729
Twenty-First Century Fox Inc ‘B’	501,440	13,654,211
Viacom Inc ‘B’	327,492	13,479,571

		183,848,394

Consumer Staples - 4.7%

ConAgra Foods Inc	222,080	9,362,893
CVS Health Corp	57,458	5,617,669
Mondelez International Inc ‘A’	123,457	5,535,812
The Coca-Cola Co	469,602	20,174,102
Unilever NV ‘NY’ (United Kingdom)	133,930	5,801,847
Wal-Mart Stores Inc	184,829	11,330,018

		57,822,341

Energy - 13.1%

BP PLC ADR (United Kingdom)	622,765	19,467,634
Chevron Corp	204,290	18,377,928
Devon Energy Corp	309,752	9,912,064
Halliburton Co	294,340	10,019,333
Hess Corp	218,976	10,615,956
Murphy Oil Corp	65,671	1,474,314
Noble Corp PLC	530,909	5,601,090
Occidental Petroleum Corp	159,121	10,758,171
QEP Resources Inc	567,479	7,604,219
Royal Dutch Shell PLC ‘A’ ADR (Netherlands)	467,100	21,388,509
Suncor Energy Inc (NYSE) (Canada)	995,351	25,680,056
Weatherford International PLC *	2,225,933	18,675,578

		159,574,852

Financials - 28.7%

Aflac Inc	247,013	14,796,079
Ally Financial Inc *	650,900	12,132,776
Bank of America Corp	2,194,301	36,930,086
Citigroup Inc	1,188,729	61,516,726
Citizens Financial Group Inc	374,718	9,813,864
Fifth Third Bancorp	899,506	18,080,071
JPMorgan Chase & Co	718,595	47,448,828
MetLife Inc	370,930	17,882,535
Morgan Stanley	609,517	19,388,736
State Street Corp	293,559	19,480,575
The Allstate Corp	251,245	15,599,802
The Bank of New York Mellon Corp	336,588	13,874,157
The Goldman Sachs Group Inc	73,920	13,322,602
The PNC Financial Services Group Inc	215,442	20,533,777
US Bancorp	120,469	5,140,412
Wells Fargo & Co	458,792	24,939,933

		350,880,959

Health Care - 11.1%

AbbVie Inc	178,302	10,562,610
Anthem Inc	83,647	11,663,738
Express Scripts Holding Co *	127,329	11,129,828
GlaxoSmithKline PLC ADR (United Kingdom)	116,400	4,696,740
Medtronic PLC	122,240	9,402,701
Merck & Co Inc	453,339	23,945,366

	Shares	Value
Novartis AG (Switzerland)	194,266	$16,605,196
Pfizer Inc	650,513	20,998,560
Roche Holding AG ADR (Switzerland)	328,798	11,333,667
Sanofi ADR (France)	366,137	15,615,743

		135,954,149

Industrials - 6.9%

Caterpillar Inc	249,012	16,922,855
Emerson Electric Co	364,953	17,455,702
General Electric Co	914,359	28,482,283
Ingersoll-Rand PLC	128,458	7,102,443
Textron Inc	344,729	14,482,065

		84,445,348

Information Technology - 12.8%

Cisco Systems Inc	1,072,293	29,118,116
Citrix Systems Inc *	121,180	9,167,267
Corning Inc	419,330	7,665,352
eBay Inc *	592,282	16,275,909
Hewlett Packard Enterprise Co	156,208	2,374,362
HP Inc	513,004	6,073,967
Intel Corp	355,475	12,246,114
Microsoft Corp	371,743	20,624,302
NetApp Inc	652,705	17,316,264
PayPal Holdings Inc *	325,063	11,767,281
Symantec Corp	843,536	17,714,256
Yahoo! Inc *	203,317	6,762,323

		157,105,513

Materials - 1.7%

Alcoa Inc	1,010,254	9,971,207
International Paper Co	290,870	10,965,799

		20,937,006

Telecommunication Services - 0.8%

Frontier Communications Corp	1,982,271	9,257,206

Utilities - 1.1%

FirstEnergy Corp	180,854	5,738,497
PG&E Corp	149,303	7,941,427

		13,679,924

Total Common Stocks (Cost $1,054,171,533)		1,173,505,692

	Principal Amount

SHORT-TERM INVESTMENT - 3.8%

Repurchase Agreement - 3.8%

Fixed Income Clearing Corp 0.030% due 01/04/16 (Dated 12/31/15, repurchase price of $46,425,215; collateralized by Freddie Mac: 2.120% due 06/02/21 and value $47,355,000)	$46,425,060	46,425,060

Total Short-Term Investment (Cost $46,425,060)		46,425,060

TOTAL INVESTMENTS - 99.7% (Cost $1,100,596,593)		1,219,930,752

OTHER ASSETS & LIABILITIES, NET - 0.3%		3,556,960

NET ASSETS - 100.0%		$1,223,487,712

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

COMSTOCK PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

Notes to Schedule of Investments

(a)	As of December 31, 2015, the fund’s composition as a percentage of net assets was as follows:

Financials	28.7%
Consumer Discretionary	15.0%
Energy	13.1%
Information Technology	12.8%
Health Care	11.1%
Industrials	6.9%
Consumer Staples	4.7%
Short-Term Investment	3.8%
Others (each less than 3.0%)	3.6%

99.7%
Other Assets & Liabilities, Net	0.3%

100.0%

(b)	Forward foreign currency contracts outstanding as of December 31, 2015 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
USD	5,445,740	CAD	7,481,358	01/16	CIB	$38,781
USD	5,406,496	CAD	7,427,931	01/16	DUB	38,149
USD	5,406,850	CAD	7,427,931	01/16	GSC	38,504
USD	5,408,051	CAD	7,427,931	01/16	RBC	39,704
USD	5,683,131	CHF	5,590,496	01/16	CIB	97,555
USD	5,681,232	CHF	5,590,162	01/16	DUB	95,990
USD	5,686,309	CHF	5,590,495	01/16	GSC	100,734
USD	5,685,760	CHF	5,590,495	01/16	RBC	100,185
USD	7,094,745	EUR	6,443,963	01/16	BRC	88,790
USD	7,092,225	EUR	6,443,962	01/16	CIB	86,270
USD	7,093,964	EUR	6,443,962	01/16	DUB	88,010
USD	7,094,528	EUR	6,444,778	01/16	GSC	87,686
USD	7,090,105	EUR	6,443,962	01/16	RBC	84,150
USD	5,046,595	GBP	3,335,048	01/16	CIB	129,828
USD	5,050,156	GBP	3,336,136	01/16	DUB	131,785
USD	5,047,495	GBP	3,335,048	01/16	GSC	130,728
USD	5,046,244	GBP	3,335,048	01/16	RBC	129,478

Total Forward Foreign Currency Contracts						$1,506,327

(c)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2015:

		Total Value at December 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Consumer Discretionary	$183,848,394	$183,848,394	$-	$-
	Consumer Staples	57,822,341	57,822,341	-	-
	Energy	159,574,852	159,574,852	-	-
	Financials	350,880,959	350,880,959	-	-
	Health Care	135,954,149	119,348,953	16,605,196	-
	Industrials	84,445,348	84,445,348	-	-
	Information Technology	157,105,513	157,105,513	-	-
	Materials	20,937,006	20,937,006	-	-
	Telecommunication Services	9,257,206	9,257,206	-	-
	Utilities	13,679,924	13,679,924	-	-

		1,173,505,692	1,156,900,496	16,605,196	-

	Short-Term Investment	46,425,060	-	46,425,060	-
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	1,506,327	-	1,506,327	-

	Total	$1,221,437,079	$1,156,900,496	$64,536,583	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

DIVIDEND GROWTH PORTFOLIO

Schedule of Investments

December 31, 2015

	Shares	Value
COMMON STOCKS - 96.1%

Consumer Discretionary - 13.7%

Carnival Corp	87,200	$4,750,656
Comcast Corp ‘A’	208,200	11,748,726
Dollar General Corp	67,400	4,844,038
Hilton Worldwide Holdings Inc	155,400	3,325,560
Johnson Controls Inc	116,500	4,600,585
L Brands Inc	57,700	5,528,814
Marriott International Inc ‘A’	50,200	3,365,408
Mattel Inc	155,700	4,230,369
McDonald’s Corp	30,500	3,603,270
MGM Resorts International *	160,600	3,648,832
NIKE Inc ‘B’	58,000	3,625,000
Omnicom Group Inc	101,900	7,709,754
Ross Stores Inc	159,700	8,593,457
The Home Depot Inc	78,400	10,368,400
The Walt Disney Co	73,500	7,723,380
Time Warner Inc	49,100	3,175,297
Tractor Supply Co	38,500	3,291,750

		94,133,296

Consumer Staples - 9.8%

Colgate-Palmolive Co	38,100	2,538,222
Costco Wholesale Corp	21,600	3,488,400
Diageo PLC (United Kingdom)	195,635	5,335,063
General Mills Inc	76,900	4,434,054
McCormick & Co Inc	32,000	2,737,920
Mondelez International Inc ‘A’	136,700	6,129,628
Nestle SA (Switzerland)	67,775	5,023,731
PepsiCo Inc	147,900	14,778,168
Philip Morris International Inc	118,400	10,408,544
The Coca-Cola Co	57,700	2,478,792
The Procter & Gamble Co	23,400	1,858,194
Walgreens Boots Alliance Inc	95,400	8,123,787

		67,334,503

Energy - 3.5%

Canadian Natural Resources Ltd (NYSE) (Canada)	191,700	4,184,811
EQT Corp	46,900	2,444,897
Exxon Mobil Corp	82,100	6,399,695
Occidental Petroleum Corp	111,300	7,524,993
Schlumberger Ltd	27,500	1,918,125
Spectra Energy Corp	70,600	1,690,164

		24,162,685

Financials - 19.3%

American Express Co	81,800	5,689,190
American Tower Corp REIT	62,700	6,078,765
Aon PLC	84,400	7,782,524
Comerica Inc	52,900	2,212,807
Crown Castle International Corp REIT	123,100	10,641,995
Fifth Third Bancorp	148,600	2,986,860
General Growth Properties Inc REIT	218,200	5,937,222
Iron Mountain Inc REIT	92,166	2,489,403
JPMorgan Chase & Co	217,100	14,335,113
Marsh & McLennan Cos Inc	166,200	9,215,790
McGraw Hill Financial Inc	34,800	3,430,584
Morgan Stanley	172,600	5,490,406
Northern Trust Corp	49,200	3,546,828
State Street Corp	118,600	7,870,296
TD Ameritrade Holding Corp	68,090	2,363,404
The Bank of New York Mellon Corp	247,700	10,210,194
The Chubb Corp	71,400	9,470,496
US Bancorp	164,000	6,997,880
Wells Fargo & Co	174,200	9,469,512
XL Group PLC (Ireland)	163,100	6,390,258

		132,609,527

	Shares	Value
Health Care - 18.3%

Agilent Technologies Inc	156,500	$6,543,265
AmerisourceBergen Corp	32,200	3,339,462
Becton Dickinson & Co	85,600	13,190,104
Cigna Corp	26,000	3,804,580
DENTSPLY International Inc	133,800	8,141,730
Johnson & Johnson	61,500	6,317,280
McKesson Corp	49,800	9,822,054
Medtronic PLC	136,593	10,506,734
Merck & Co Inc	158,600	8,377,252
Pfizer Inc	522,800	16,875,984
Stryker Corp	63,300	5,883,102
Thermo Fisher Scientific Inc	91,800	13,021,830
UnitedHealth Group Inc	120,800	14,210,912
Zoetis Inc	113,300	5,429,336

		125,463,625

Industrials - 13.1%

CH Robinson Worldwide Inc	24,400	1,513,288
Danaher Corp	179,900	16,709,112
Equifax Inc	54,100	6,025,117
Flowserve Corp	80,000	3,366,400
General Electric Co	615,900	19,185,285
Illinois Tool Works Inc	72,000	6,672,960
Norfolk Southern Corp	13,500	1,141,965
Rockwell Collins Inc	32,600	3,008,980
Roper Technologies Inc	62,200	11,804,938
Stanley Black & Decker Inc	17,200	1,835,756
Tyco International PLC	243,200	7,755,648
Union Pacific Corp	34,800	2,721,360
United Parcel Service Inc ‘B’	48,200	4,638,286
United Technologies Corp	41,500	3,986,905

		90,366,000

Information Technology - 11.8%

Accenture PLC ‘A’	90,000	9,405,000
Apple Inc	55,300	5,820,878
Automatic Data Processing Inc	94,000	7,963,680
Cisco Systems Inc	117,900	3,201,574
Fidelity National Information Services Inc	69,500	4,211,700
Microchip Technology Inc	53,500	2,489,890
Microsoft Corp	303,200	16,821,536
TE Connectivity Ltd (Switzerland)	67,600	4,367,636
Texas Instruments Inc	146,700	8,040,627
Visa Inc ‘A’	205,300	15,921,015
Xilinx Inc	66,600	3,128,202

		81,371,738

Materials - 3.0%

Airgas Inc	19,600	2,711,072
Ashland Inc	28,300	2,906,410
Ecolab Inc	35,200	4,026,176
Praxair Inc	23,300	2,385,920
RPM International Inc	146,500	6,454,790
The Sherwin-Williams Co	8,800	2,284,480

		20,768,848

Utilities - 3.6%

Atmos Energy Corp	103,700	6,537,248
DTE Energy Co	23,400	1,876,446
Edison International	142,800	8,455,188
FirstEnergy Corp	148,500	4,711,905
Sempra Energy	9,300	874,293
WEC Energy Group Inc	38,600	1,980,566

		24,435,646

Total Common Stocks (Cost $523,901,168)		660,645,868

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

DIVIDEND GROWTH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
SHORT-TERM INVESTMENT - 3.8%

Repurchase Agreement - 3.8%

Fixed Income Clearing Corp 0.030% due 01/04/16 (Dated 12/31/15, repurchase price of $25,818,698; collateralized by Freddie Mac: 2.060% due 05/27/21 and value $26,338,988)	$25,818,612	$25,818,612

Total Short-Term Investment (Cost $25,818,612)		25,818,612

TOTAL INVESTMENTS - 99.9% (Cost $549,719,780)		686,464,480

OTHER ASSETS & LIABILITIES, NET - 0.1%		854,283

NET ASSETS - 100.0%		$687,318,763

Notes to Schedule of Investments

(a)	As of December 31, 2015, the fund’s composition as a percentage of net assets was as follows:

Financials	19.3%
Health Care	18.3%
Consumer Discretionary	13.7%
Industrials	13.1%
Information Technology	11.8%
Consumer Staples	9.8%
Short-Term Investment	3.8%
Utilities	3.6%
Energy	3.5%
Materials	3.0%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2015:

		Total Value at December 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Consumer Discretionary	$94,133,296	$94,133,296	$-	$-
	Consumer Staples	67,334,503	56,975,710	10,358,793	-
	Energy	24,162,685	24,162,685	-	-
	Financials	132,609,527	132,609,527	-	-
	Health Care	125,463,625	125,463,625	-	-
	Industrials	90,366,000	90,366,000	-	-
	Information Technology	81,371,738	81,371,738	-	-
	Materials	20,768,848	20,768,848	-	-
	Utilities	24,435,646	24,435,646	-	-

		660,645,868	650,287,075	10,358,793	-

	Short-Term Investment	25,818,612	-	25,818,612	-

	Total	$686,464,480	$650,287,075	$36,177,405	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Summary Schedule of Investments

December 31, 2015

	Shares	Value
COMMON STOCKS - 99.5%

Consumer Discretionary - 12.8%

Amazon.com Inc *	42,934	$29,018,661
Comcast Corp ‘A’	272,757	15,391,678
McDonald’s Corp	102,564	12,116,911
NIKE Inc ‘B’	150,634	9,414,625
Starbucks Corp	165,835	9,955,075
The Home Depot Inc	141,614	18,728,451
The Walt Disney Co	169,860	17,848,889
Other securities		145,303,068

		257,777,358

Consumer Staples - 10.0%

Altria Group Inc	219,173	12,758,060
CVS Health Corp	123,654	12,089,652
PepsiCo Inc	162,870	16,273,970
Philip Morris International Inc	173,053	15,213,089
The Coca-Cola Co	437,104	18,777,988
The Procter & Gamble Co	303,861	24,129,602
Wal-Mart Stores Inc	175,186	10,738,902
Other securities		91,112,490

		201,093,753

Energy - 6.5%

Chevron Corp	210,393	18,926,954
Exxon Mobil Corp	465,363	36,275,046
Schlumberger Ltd	140,866	9,825,403
Other securities		64,807,004

		129,834,407

Financials - 16.4%

Bank of America Corp	1,163,909	19,588,588
Berkshire Hathaway Inc ‘B’ *	209,380	27,646,535
Citigroup Inc	332,733	17,218,933
JPMorgan Chase & Co	411,036	27,140,707
Wells Fargo & Co	519,476	28,238,715
Other securities		209,813,829

		329,647,307

Health Care - 15.1%

AbbVie Inc	182,736	10,825,281
Allergan PLC *	44,057	13,767,812
Amgen Inc	84,235	13,673,868
Bristol-Myers Squibb Co	186,492	12,828,785
Celgene Corp *	87,706	10,503,671
Eli Lilly & Co	109,006	9,184,846
Gilead Sciences Inc	160,955	16,287,036
Johnson & Johnson	308,978	31,738,220
Medtronic PLC	157,041	12,079,594
Merck & Co Inc	312,021	16,480,949
Pfizer Inc	689,393	22,253,606
UnitedHealth Group Inc	106,551	12,534,660
Other securities		120,804,864

		302,963,192

Industrials - 10.0%

3M Co	68,779	10,360,869
General Electric Co	1,054,190	32,838,019
Honeywell International Inc	86,079	8,915,202
The Boeing Co	70,402	10,179,425
Other securities		138,701,925

		200,995,440

Information Technology - 20.6%

Alphabet Inc ‘A’ *	32,535	25,312,555
Alphabet Inc ‘C’ *	33,179	25,178,880
Apple Inc	623,165	65,594,348
Cisco Systems Inc	566,933	15,395,066

	Shares	Value
Facebook Inc ‘A’ *	253,553	$26,536,857
Intel Corp	527,415	18,169,447
International Business Machines Corp	99,668	13,716,310
MasterCard Inc ‘A’	110,689	10,776,681
Microsoft Corp	892,953	49,541,032
Oracle Corp	357,645	13,064,772
Visa Inc ‘A’	217,410	16,860,145
Other securities		133,569,892

		413,715,985

Materials - 2.7%

Other securities		55,242,549

Telecommunication Services - 2.4%

AT&T Inc	687,090	23,642,767
Verizon Communications Inc	454,442	21,004,309
Other securities		3,883,031

		48,530,107

Utilities - 3.0%

Other securities		59,522,866

Total Common Stocks (Cost $1,473,289,799)		1,999,322,964

	Principal Amount

SHORT-TERM INVESTMENT - 0.4%

Repurchase Agreement - 0.4%

Fixed Income Clearing Corp 0.030% due 01/04/16 (Dated 12/31/15, repurchase price of $7,945,027; collateralized by U.S. Treasury Notes: 2.000% due 05/31/21 and value $8,105,344)	$7,945,001	7,945,001

Total Short-Term Investment (Cost $7,945,001)		7,945,001

TOTAL INVESTMENTS - 99.9% (Cost $1,481,234,800)		2,007,267,965

OTHER ASSETS & LIABILITIES, NET - 0.1%		1,930,922

NET ASSETS - 100.0%		$2,009,198,887

Notes to Schedule of Investments

(a)	As of December 31, 2015, the fund’s composition as a percentage of net assets was as follows:

Information Technology	20.6%
Financials	16.4%
Health Care	15.1%
Consumer Discretionary	12.8%
Consumer Staples	10.0%
Industrials	10.0%
Energy	6.5%
Utilities	3.0%
Others (each less than 3.0%)	5.5%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)	Other securities represent the fund’s securities not identified as top-fifty holdings and issuers in terms of value, and not exceeding one percent of the fund’s net assets as of December 31, 2015.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Summary Schedule of Investments (Continued)

December 31, 2015

(c)	A Summary Schedule of Investments is presented for this fund. For information on availability of a complete Schedule of Investments, refer to the Where To Go For More Information section of this report.

(d)	Open futures contracts outstanding as of December 31, 2015 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index (03/16)	105	$41,064

(e)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2015:

		Total Value at December 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks (1)	$1,999,322,964	$1,999,322,964	$-	$-
	Short-Term Investment	7,945,001	-	7,945,001	-
	Derivatives:
	Equity Contracts
	Futures	41,064	41,064	-	-

	Total	$2,007,309,029	$1,999,364,028	$7,945,001	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

FOCUSED GROWTH PORTFOLIO

Schedule of Investments

December 31, 2015

	Shares	Value
COMMON STOCKS - 97.5%

Consumer Discretionary - 26.7%

Advance Auto Parts Inc	25,291	$3,806,548
Amazon.com Inc *	7,126	4,816,392
Chipotle Mexican Grill Inc *	7,953	3,816,247
Ctrip.com International Ltd ADR * (China)	49,526	2,294,540
Gildan Activewear Inc (NYSE) (Canada)	133,499	3,794,042
Lowe’s Cos Inc	96,228	7,317,177
Norwegian Cruise Line Holdings Ltd *	81,435	4,772,091
Starbucks Corp	55,391	3,325,122
Tesla Motors Inc *	5,305	1,273,253
The Priceline Group Inc *	3,217	4,101,514
The TJX Cos Inc	22,992	1,630,363
Wayfair Inc ‘A’ *	15,365	731,681

		41,678,970

Financials - 13.5%

Crown Castle International Corp REIT	48,952	4,231,900
E*TRADE Financial Corp *	140,712	4,170,704
Intercontinental Exchange Inc	15,926	4,081,197
PacWest Bancorp	87,357	3,765,087
Synchrony Financial *	91,825	2,792,398
The Charles Schwab Corp	62,100	2,044,953

		21,086,239

Health Care - 14.6%

Amgen Inc	29,759	4,830,778
Boston Scientific Corp *	195,146	3,598,492
Celgene Corp *	32,669	3,912,439
DBV Technologies SA ADR * (France)	25,811	937,197
Phibro Animal Health Corp ‘A’	35,950	1,083,174
Regeneron Pharmaceuticals Inc *	5,830	3,164,932
Teleflex Inc	11,790	1,549,796
Zoetis Inc	76,454	3,663,676

		22,740,484

Industrials - 10.3%

Canadian Pacific Railway Ltd (NYSE) (Canada)	26,999	3,445,073
General Electric Co	202,007	6,292,518
Nielsen Holdings PLC	101,117	4,712,052
Verisk Analytics Inc *	21,291	1,636,852

		16,086,495

Information Technology - 28.6%

Adobe Systems Inc *	59,704	5,608,594
Alphabet Inc ‘C’ *	12,514	9,496,624
Apple Inc	29,683	3,124,433
Atlassian Corp PLC ‘A’ * (United Kingdom)	6,664	200,453
CoStar Group Inc *	18,134	3,748,117
Facebook Inc ‘A’ *	37,763	3,952,276

	Shares	Value
MasterCard Inc ‘A’	58,250	$5,671,220
NXP Semiconductors NV * (Netherlands)	34,200	2,881,350
salesforce.com Inc *	56,336	4,416,742
SPS Commerce Inc *	32,592	2,288,284
WEX Inc *	16,789	1,484,148
Workday Inc ‘A’ *	22,877	1,822,839

		44,695,080

Materials - 3.8%

Summit Materials Inc ‘A’ *	91,205	1,827,745
Vulcan Materials Co	42,663	4,051,705

		5,879,450

Total Common Stocks (Cost $129,204,324)		152,166,718

	Principal Amount

SHORT-TERM INVESTMENT - 2.5%

Repurchase Agreement - 2.5%

State Street Bank & Trust Co 0.010% due 01/04/16 (Dated 12/31/15, repurchase price of $3,914,336; collateralized by Fannie Mae: 2.110% due 11/07/22 and value $3,996,707)	$3,914,331	3,914,331

Total Short-Term Investment (Cost $3,914,331)		3,914,331

TOTAL INVESTMENTS - 100.0% (Cost $133,118,655)		156,081,049

OTHER ASSETS & LIABILITIES, NET - 0.0%		48,984

NET ASSETS - 100.0%		$156,130,033

Notes to Schedule of Investments

(a)	As of December 31, 2015, the fund’s composition as a percentage of net assets was as follows:

Information Technology	28.6%
Consumer Discretionary	26.7%
Health Care	14.6%
Financials	13.5%
Industrials	10.3%
Materials	3.8%
Others (each less than 3.0%)	2.5%

100.0%
Other Assets & Liabilities, Net	0.0%

100.0%

(b)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2015:

		Total Value at December 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks (1)	$152,166,718	$152,166,718	$-	$-
	Short-Term Investment	3,914,331	-	3,914,331	-

	Total	$156,081,049	$152,166,718	$3,914,331	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

GROWTH PORTFOLIO

Schedule of Investments

December 31, 2015

	Shares	Value
COMMON STOCKS - 99.5%

Consumer Discretionary - 21.6%

Amazon.com Inc *	67,636	$45,714,496
Aramark	409,372	13,202,247
AutoZone Inc *	18,989	14,088,129
Burlington Stores Inc *	73,596	3,157,268
Comcast Corp ‘A’	258,850	14,606,906
Dollar General Corp	137,342	9,870,770
Dollar Tree Inc *	193,604	14,950,101
LVMH Moet Hennessy Louis Vuitton SE (France)	14,325	2,239,379
Marriott International Inc ‘A’	99,465	6,668,134
Netflix Inc *	143,080	16,365,490
NIKE Inc ‘B’	161,580	10,098,750
Ross Stores Inc	469,736	25,276,494
Starbucks Corp	336,832	20,220,025
The Priceline Group Inc *	14,888	18,981,456
The TJX Cos Inc	258,391	18,322,506
Tractor Supply Co	64,684	5,530,482
Twenty-First Century Fox Inc ‘A’	125,940	3,420,530
VF Corp	74,291	4,624,615

		247,337,778

Consumer Staples - 9.3%

Colgate-Palmolive Co	159,382	10,618,029
Constellation Brands Inc ‘A’	111,961	15,947,725
Costco Wholesale Corp	118,337	19,111,425
CVS Health Corp	168,355	16,460,068
Danone SA (France)	83,532	5,637,356
Mead Johnson Nutrition Co	82,524	6,515,270
Mondelez International Inc ‘A’	256,400	11,496,976
Pernod Ricard SA (France)	27,486	3,124,911
The Estee Lauder Cos Inc ‘A’	136,441	12,014,994
Walgreens Boots Alliance Inc	65,166	5,549,211

		106,475,965

Energy - 0.2%

Anadarko Petroleum Corp	16,679	810,266
Schlumberger Ltd	28,834	2,011,171

		2,821,437

Financials - 6.3%

Affiliated Managers Group Inc *	10,458	1,670,770
American Tower Corp REIT	258,443	25,056,049
BlackRock Inc	22,310	7,597,001
Intercontinental Exchange Inc	85,872	22,005,559
Moody’s Corp	29,734	2,983,509
Realogy Holdings Corp *	82,082	3,009,947
The Charles Schwab Corp	310,473	10,223,876

		72,546,711

Health Care - 18.0%

Abbott Laboratories	259,628	11,659,893
Alexion Pharmaceuticals Inc *	84,758	16,167,588
Allergan PLC *	73,426	22,945,625
Biogen Inc *	19,010	5,823,714
Bristol-Myers Squibb Co	306,808	21,105,322
Celgene Corp *	151,979	18,201,005
CR Bard Inc	32,448	6,146,949
Eli Lilly & Co	135,614	11,426,836
Gilead Sciences Inc	39,604	4,007,529
IMS Health Holdings Inc *	74,526	1,898,177
McKesson Corp	56,901	11,222,584
Medtronic PLC	191,651	14,741,795
Regeneron Pharmaceuticals Inc *	24,569	13,337,773
Stryker Corp	39,396	3,661,464
The Cooper Cos Inc	28,453	3,818,393
Thermo Fisher Scientific Inc	211,894	30,057,164

	Shares	Value
Vertex Pharmaceuticals Inc *	32,506	$4,090,230
VWR Corp *	76,920	2,177,605
Zoetis Inc	74,604	3,575,024

		206,064,670

Industrials - 7.5%

AMETEK Inc	200,379	10,738,311
Canadian Pacific Railway Ltd (NYSE) (Canada)	53,226	6,791,638
Danaher Corp	327,153	30,385,971
Equifax Inc	66,409	7,395,970
FedEx Corp	15,416	2,296,830
Honeywell International Inc	45,599	4,722,688
Rockwell Collins Inc	21,713	2,004,110
Roper Technologies Inc	64,907	12,318,699
Union Pacific Corp	35,995	2,814,809
Verisk Analytics Inc *	89,126	6,852,007

		86,321,033

Information Technology - 32.9%

Adobe Systems Inc *	296,832	27,884,398
Akamai Technologies Inc *	20,916	1,100,809
Alphabet Inc ‘A’ *	55,925	43,510,209
Alphabet Inc ‘C’ *	48,053	36,466,461
Apple Inc	245,574	25,849,119
Avago Technologies Ltd (Singapore)	72,674	10,548,631
Cognizant Technology Solutions Corp ‘A’ *	214,820	12,893,496
Facebook Inc ‘A’ *	375,810	39,332,275
Fiserv Inc *	167,281	15,299,520
FleetCor Technologies Inc *	63,377	9,058,475
Intuit Inc	117,668	11,354,962
LinkedIn Corp ‘A’ *	60,744	13,672,260
MasterCard Inc ‘A’	342,765	33,371,600
Microsoft Corp	361,445	20,052,969
NVIDIA Corp	94,814	3,125,069
NXP Semiconductors NV * (Netherlands)	14,619	1,231,651
Sabre Corp	156,039	4,364,411
salesforce.com Inc *	263,123	20,628,843
Visa Inc ‘A’	602,992	46,762,030

		376,507,188

Materials - 3.7%

Ecolab Inc	60,110	6,875,382
Monsanto Co	92,754	9,138,124
The Sherwin-Williams Co	59,882	15,545,367
Vulcan Materials Co	110,158	10,461,705

		42,020,578

Total Common Stocks (Cost $910,389,020)		1,140,095,360

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

GROWTH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
SHORT-TERM INVESTMENT - 0.6%

Repurchase Agreement - 0.6%

State Street Bank & Trust Co 0.010% due 01/04/16 (Dated 12/31/15, repurchase price of $7,329,008; collateralized by Fannie Mae: 2.110% due 11/07/22 and value $7,479,131)	$7,329,000	$7,329,000

Total Short-Term Investment (Cost $7,329,000)		7,329,000

TOTAL INVESTMENTS - 100.1% (Cost $917,718,020)		1,147,424,360

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(1,639,847)

NET ASSETS - 100.0%		$1,145,784,513

Notes to Schedule of Investments

(a)	As of December 31, 2015, the fund’s composition as a percentage of net assets was as follows:

Information Technology	32.9%
Consumer Discretionary	21.6%
Health Care	18.0%
Consumer Staples	9.3%
Industrials	7.5%
Financials	6.3%
Materials	3.7%
Others (each less than 3.0%)	0.8%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2015:

		Total Value at December 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Consumer Discretionary	$247,337,778	$245,098,399	$2,239,379	$-
	Consumer Staples	106,475,965	97,713,698	8,762,267	-
	Energy	2,821,437	2,821,437	-	-
	Financials	72,546,711	72,546,711	-	-
	Health Care	206,064,670	206,064,670	-	-
	Industrials	86,321,033	86,321,033	-	-
	Information Technology	376,507,188	376,507,188	-	-
	Materials	42,020,578	42,020,578	-	-

		1,140,095,360	1,129,093,714	11,001,646	-

	Short-Term Investment	7,329,000	-	7,329,000	-

	Total	$1,147,424,360	$1,129,093,714	$18,330,646	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

LARGE-CAP GROWTH PORTFOLIO

Schedule of Investments

December 31, 2015

	Shares	Value
COMMON STOCKS - 100.1%

Consumer Discretionary - 21.2%

Amazon.com Inc *	79,399	$53,664,990
Chipotle Mexican Grill Inc *	35,666	17,114,330
Delphi Automotive PLC (United Kingdom)	193,034	16,548,805
Domino’s Pizza Inc	68,258	7,593,703
Liberty Global PLC ‘A’ * (United Kingdom)	629,836	26,679,853
Netflix Inc *	281,597	32,209,065
NIKE Inc ‘B’	339,802	21,237,625
Restoration Hardware Holdings Inc *	183,147	14,551,029
Starbucks Corp	160,336	9,624,970
The Home Depot Inc	194,389	25,707,945
TripAdvisor Inc *	358,663	30,576,021

		255,508,336

Consumer Staples - 8.5%

Anheuser-Busch InBev SA/NV ADR (Belgium)	215,976	26,997,000
Constellation Brands Inc ‘A’	160,570	22,871,591
Costco Wholesale Corp	130,941	21,146,971
CVS Health Corp	191,545	18,727,355
Mead Johnson Nutrition Co	156,449	12,351,648

		102,094,565

Energy - 0.5%

Concho Resources Inc *	61,544	5,714,976

Financials - 5.6%

Berkshire Hathaway Inc ‘B’ *	238,094	31,437,932
Crown Castle International Corp REIT	258,491	22,346,547
Moody’s Corp	140,586	14,106,399

		67,890,878

Health Care - 18.1%

AbbVie Inc	274,864	16,282,943
Allergan PLC *	55,702	17,406,875
Biogen Inc *	115,741	35,457,255
Celgene Corp *	71,444	8,556,133
Illumina Inc *	73,464	14,101,048
Perrigo Co PLC	258,674	37,430,128
United Therapeutics Corp *	212,673	33,306,719
UnitedHealth Group Inc	263,121	30,953,554
Vertex Pharmaceuticals Inc *	198,366	24,960,394

		218,455,049

Industrials - 3.4%

Delta Air Lines Inc	504,457	25,570,925
Union Pacific Corp	198,178	15,497,520

		41,068,445

Information Technology - 38.7%

Activision Blizzard Inc	339,698	13,149,710
Alliance Data Systems Corp *	120,438	33,309,538
Alphabet Inc ‘A’ *	114,228	88,870,526
Apple Inc	525,846	55,350,550
Facebook Inc ‘A’ *	727,267	76,115,764
LinkedIn Corp ‘A’ *	41,880	9,426,350
MasterCard Inc ‘A’	215,973	21,027,131
Mobileye NV *	324,843	13,734,362
NXP Semiconductors NV * (Netherlands)	157,865	13,300,126
salesforce.com Inc *	470,271	36,869,246
Tencent Holdings Ltd (China)	1,359,300	26,517,290
Visa Inc ‘A’	715,240	55,466,862
Workday Inc ‘A’ *	294,376	23,455,880

		466,593,335

	Shares	Value
Materials - 3.1%

Ecolab Inc	102,378	$11,709,996
The Sherwin-Williams Co	95,987	24,918,225

		36,628,221

Telecommunication Services - 1.0%

SBA Communications Corp ‘A’ *	117,936	12,391,536

Total Common Stocks (Cost $1,041,204,839)		1,206,345,341

	Principal Amount

SHORT-TERM INVESTMENT - 1.1%

Repurchase Agreement - 1.1%

Fixed Income Clearing Corp 0.030% due 01/04/16 (Dated 12/31/15, repurchase price of $13,289,518; collateralized by Freddie Mac: 2.120% due 06/02/21 and value $13,560,000)	$13,289,474	13,289,474

Total Short-Term Investment (Cost $13,289,474)		13,289,474

TOTAL INVESTMENTS - 101.2% (Cost $1,054,494,313)		1,219,634,815

OTHER ASSETS & LIABILITIES, NET - (1.2%)		(14,281,203)

NET ASSETS - 100.0%		$1,205,353,612

Notes to Schedule of Investments

(a)	As of December 31, 2015, the fund’s composition as a percentage of net assets was as follows:

Information Technology	38.7%
Consumer Discretionary	21.2%
Health Care	18.1%
Consumer Staples	8.5%
Financials	5.6%
Industrials	3.4%
Materials	3.1%
Others (each less than 3.0%)	2.6%

	101.2%
Other Assets & Liabilities, Net	(1.2%	)

	100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

LARGE-CAP GROWTH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

(b)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2015:

		Total Value at December 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Consumer Discretionary	$255,508,336	$255,508,336	$-	$-
	Consumer Staples	102,094,565	102,094,565	-	-
	Energy	5,714,976	5,714,976	-	-
	Financials	67,890,878	67,890,878	-	-
	Health Care	218,455,049	218,455,049	-	-
	Industrials	41,068,445	41,068,445	-	-
	Information Technology	466,593,335	440,076,045	26,517,290	-
	Materials	36,628,221	36,628,221	-	-
	Telecommunication Services	12,391,536	12,391,536	-	-

		1,206,345,341	1,179,828,051	26,517,290	-

	Short-Term Investment	13,289,474	-	13,289,474	-

	Total	$1,219,634,815	$1,179,828,051	$39,806,764	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

LARGE-CAP VALUE PORTFOLIO

Schedule of Investments

December 31, 2015

	Shares	Value
COMMON STOCKS - 99.2%

Consumer Discretionary - 14.9%

DISH Network Corp ‘A’ *	968,058	$55,353,557
SES SA FDR ‘A’ (Luxembourg)	603,350	16,724,543
Target Corp	574,724	41,730,710
The Home Depot Inc	225,668	29,844,593
Time Warner Cable Inc	315,193	58,496,669
Time Warner Inc	733,248	47,419,148
Twenty-First Century Fox Inc ‘B’	1,144,518	31,165,225

		280,734,445

Consumer Staples - 10.4%

Anheuser-Busch InBev SA/NV ADR (Belgium)	159,785	19,973,125
CVS Health Corp	710,447	69,460,403
Kimberly-Clark Corp	241,736	30,772,993
Philip Morris International Inc	505,970	44,479,823
Reynolds American Inc	691,602	31,917,432

		196,603,776

Energy - 10.5%

Chevron Corp	382,304	34,392,068
Exxon Mobil Corp	498,343	38,845,837
Halliburton Co	1,064,308	36,229,044
National Oilwell Varco Inc	673,201	22,545,501
Royal Dutch Shell PLC ‘A’ ADR (Netherlands)	310,049	14,197,144
Schlumberger Ltd	433,570	30,241,508
Suncor Energy Inc (NYSE) (Canada)	836,749	21,588,124

		198,039,226

Financials - 26.3%

American Express Co	573,459	39,884,073
American Tower Corp REIT	261,517	25,354,073
Capital One Financial Corp	293,012	21,149,606
Citigroup Inc	626,730	32,433,277
JPMorgan Chase & Co	1,139,239	75,223,951
Marsh & McLennan Cos Inc	520,559	28,864,997
MetLife Inc	452,361	21,808,324
State Street Corp	464,620	30,832,183
Synchrony Financial *	871,255	26,494,865
The Bank of New York Mellon Corp	555,474	22,896,638
The Progressive Corp	422,427	13,433,179
The Travelers Cos Inc	350,852	39,597,157
US Bancorp	1,154,509	49,262,899
Wells Fargo & Co	1,289,106	70,075,802

		497,311,024

Health Care - 11.5%

Amgen Inc	239,439	38,868,133
Anthem Inc	288,880	40,281,427
Johnson & Johnson	325,553	33,440,804
Merck & Co Inc	851,598	44,981,406
Novartis AG ADR (Switzerland)	229,206	19,720,884
Teva Pharmaceutical Industries Ltd ADR (Israel)	606,348	39,800,683

		217,093,337

Industrials - 8.8%

General Electric Co	1,592,384	49,602,762
Honeywell International Inc	477,762	49,481,810
Illinois Tool Works Inc	400,867	37,152,354
United Technologies Corp	313,859	30,152,434

		166,389,360

Information Technology - 10.7%

EMC Corp	1,174,581	30,163,240
International Business Machines Corp	96,825	13,325,056

	Shares	Value
Microsoft Corp	626,005	$34,730,757
Motorola Solutions Inc	444,288	30,411,514
Nuance Communications Inc *	1,525,371	30,339,629
TE Connectivity Ltd (Switzerland)	539,913	34,883,779
Xerox Corp	2,582,498	27,451,954

		201,305,929

Materials - 4.6%

Air Products & Chemicals Inc	127,491	16,587,854
Crown Holdings Inc *	662,487	33,588,091
Freeport-McMoRan Inc	2,051,053	13,885,629
Martin Marietta Materials Inc	166,371	22,722,951

		86,784,525

Utilities - 1.5%

Sempra Energy	299,289	28,136,159

Total Common Stocks (Cost $1,426,747,511)		1,872,397,781

	Principal Amount

SHORT-TERM INVESTMENT - 0.7%

Repurchase Agreement - 0.7%

Fixed Income Clearing Corp 0.030% due 01/04/16 (Dated 12/31/15, repurchase price of $12,274,060; collateralized by U.S. Treasury Notes: 0.875% due 11/30/16 and value $12,521,225)	$12,274,019	12,274,019

Total Short-Term Investment (Cost $12,274,019)		12,274,019

TOTAL INVESTMENTS - 99.9% (Cost $1,439,021,530)		1,884,671,800

OTHER ASSETS & LIABILITIES, NET - 0.1%		2,586,794

NET ASSETS - 100.0%		$1,887,258,594

Notes to Schedule of Investments

(a)	As of December 31, 2015, the fund’s composition as a percentage of net assets was as follows:

Financials	26.3%
Consumer Discretionary	14.9%
Health Care	11.5%
Information Technology	10.7%
Energy	10.5%
Consumer Staples	10.4%
Industrials	8.8%
Materials	4.6%
Others (each less than 3.0%)	2.2%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

LARGE-CAP VALUE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

(b)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2015:

		Total Value at December 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Consumer Discretionary	$280,734,445	$264,009,902	$16,724,543	$-
	Consumer Staples	196,603,776	196,603,776	-	-
	Energy	198,039,226	198,039,226	-	-
	Financials	497,311,024	497,311,024	-	-
	Health Care	217,093,337	217,093,337	-	-
	Industrials	166,389,360	166,389,360	-	-
	Information Technology	201,305,929	201,305,929	-	-
	Materials	86,784,525	86,784,525	-	-
	Utilities	28,136,159	28,136,159	-	-

		1,872,397,781	1,855,673,238	16,724,543	-

	Short-Term Investment	12,274,019	-	12,274,019	-

	Total	$1,884,671,800	$1,855,673,238	$28,998,562	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

LONG/SHORT LARGE-CAP PORTFOLIO

Schedule of Investments

December 31, 2015

	Shares	Value
COMMON STOCKS - 128.0%

Consumer Discretionary - 19.8%

Amazon.com Inc *	33,740	$22,804,529
AutoNation Inc *	101,110	6,032,223
Best Buy Co Inc †	194,181	5,912,811
CBS Corp ‘B’	182,430	8,597,926
Charter Communications Inc ‘A’ * †	28,000	5,126,800
Comcast Corp ‘A’	170,279	9,608,844
Delphi Automotive PLC † (United Kingdom)	19,370	1,660,590
DISH Network Corp ‘A’ *	206,050	11,781,939
Dollar General Corp	55,570	3,993,816
DR Horton Inc †	348,310	11,156,369
Ford Motor Co †	396,200	5,582,458
General Motors Co †	813,792	27,677,066
Harman International Industries Inc	59,425	5,598,429
Hilton Worldwide Holdings Inc †	132,100	2,826,940
Lowe’s Cos Inc	391,980	29,806,159
Magna International Inc (NYSE) (Canada)	62,510	2,535,406
PulteGroup Inc †	75,070	1,337,747
PVH Corp †	41,350	3,045,428
Ralph Lauren Corp ‘A’ †	20,730	2,310,980
Ross Stores Inc †	26,760	1,439,956
Royal Caribbean Cruises Ltd †	28,583	2,892,885
Target Corp	22,410	1,627,190
The Home Depot Inc †	16,960	2,242,960
The TJX Cos Inc	105,910	7,510,078
Tiffany & Co †	24,107	1,839,123
Time Warner Cable Inc	6,550	1,215,615
Time Warner Inc †	330,376	21,365,416
Toll Brothers Inc *	106,790	3,556,107
Twenty-First Century Fox Inc ‘A’	636,840	17,296,574
Twenty-First Century Fox Inc ‘B’	82,200	2,238,306
VF Corp	101,580	6,323,355
Yum! Brands Inc	24,450	1,786,073

		238,730,098

Consumer Staples - 7.1%

Colgate-Palmolive Co †	44,680	2,976,582
Constellation Brands Inc ‘A’	6,280	894,523
Costco Wholesale Corp †	27,720	4,476,780
Kimberly-Clark Corp	65,155	8,294,232
Molson Coors Brewing Co ‘B’ †	127,597	11,983,910
Mondelez International Inc ‘A’ †	140,348	6,293,204
PepsiCo Inc	224,350	22,417,052
Philip Morris International Inc †	140,850	12,382,123
The Boston Beer Co Inc ‘A’ * †	2,720	549,195
The Coca-Cola Co †	116,278	4,995,303
The Hershey Co †	7,500	669,525
The Procter & Gamble Co †	123,809	9,831,673

		85,764,102

Energy - 8.0%

Baker Hughes Inc †	44,720	2,063,828
Cabot Oil & Gas Corp	223,640	3,956,192
Chevron Corp †	90,240	8,117,990
Columbia Pipeline Group Inc	278,609	5,572,180
Concho Resources Inc * †	10,180	945,315
Diamondback Energy Inc * †	53,610	3,586,509
Energen Corp †	13,628	558,612
EOG Resources Inc †	70,551	4,994,305
EQT Corp	109,622	5,714,595
Exxon Mobil Corp †	110,930	8,646,993
Halliburton Co	31,130	1,059,665
Hess Corp †	12,140	588,547
Marathon Petroleum Corp	48,860	2,532,902
Murphy Oil Corp †	19,010	426,775
National Oilwell Varco Inc †	81,510	2,729,770
Noble Corp PLC †	135,970	1,434,484

	Shares	Value
Occidental Petroleum Corp †	339,887	$22,979,760
Pioneer Natural Resources Co †	58,250	7,303,385
Schlumberger Ltd †	33,155	2,312,561
TransCanada Corp (NYSE) (Canada)	111,130	3,621,727
Valero Energy Corp	107,980	7,635,266

		96,781,361

Financials - 25.2%

ACE Ltd †	270,980	31,664,013
Alexandria Real Estate Equities Inc REIT	3,310	299,092
Ally Financial Inc *	52,950	986,988
American International Group Inc †	18,570	1,150,783
American Tower Corp REIT †	3,510	340,295
Ameriprise Financial Inc †	32,010	3,406,504
Arthur J Gallagher & Co	180,830	7,403,180
AvalonBay Communities Inc REIT	50,780	9,350,121
Bank of America Corp	1,582,894	26,640,106
Berkshire Hathaway Inc ‘B’ *	67,780	8,949,671
BlackRock Inc †	26,420	8,996,538
Boston Properties Inc REIT	7,350	937,419
Capital One Financial Corp	50,060	3,613,331
Citigroup Inc	360,776	18,670,158
Discover Financial Services	95,850	5,139,477
Everest Re Group Ltd †	4,260	779,963
General Growth Properties Inc REIT	162,870	4,431,693
HCP Inc REIT †	16,990	649,698
Highwoods Properties Inc REIT	34,890	1,521,204
Intercontinental Exchange Inc	39,240	10,055,642
Invesco Ltd †	161,545	5,408,527
KeyCorp	92,450	1,219,416
Kilroy Realty Corp REIT	4,350	275,268
Kimco Realty Corp REIT	61,490	1,627,025
LaSalle Hotel Properties REIT †	134,930	3,394,839
Legg Mason Inc †	40,070	1,571,946
Liberty Property Trust REIT	17,470	542,444
Marsh & McLennan Cos Inc †	164,620	9,128,179
MetLife Inc	347,241	16,740,489
Morgan Stanley	631,553	20,089,701
Prologis Inc REIT †	163,710	7,026,433
Prosperity Bancshares Inc †	30,140	1,442,500
Prudential Financial Inc	97,700	7,953,757
Regency Centers Corp REIT	26,240	1,787,469
Santander Consumer USA Holdings Inc *	25,580	405,443
Simon Property Group Inc REIT	16,270	3,163,539
SL Green Realty Corp REIT †	39,680	4,483,046
State Street Corp	21,540	1,429,394
SVB Financial Group * †	9,950	1,183,055
Synchrony Financial *	133,250	4,052,132
TD Ameritrade Holding Corp	16,159	560,879
The Allstate Corp	5,030	312,313
The Bank of New York Mellon Corp	55,750	2,298,015
The Charles Schwab Corp †	250,890	8,261,808
The Goldman Sachs Group Inc	96,831	17,451,851
Vornado Realty Trust REIT †	20,420	2,041,183
Wells Fargo & Co	578,500	31,447,260
XL Group PLC (Ireland)	66,550	2,607,429

		302,891,216

Health Care - 18.8%

Abbott Laboratories	61,730	2,772,294
Aetna Inc	148,170	16,020,141
Alexion Pharmaceuticals Inc * †	43,160	8,232,770
Allergan PLC * †	52,380	16,368,750
Anthem Inc †	28,160	3,926,631
Biogen Inc *	53,114	16,271,474
BioMarin Pharmaceutical Inc * †	23,850	2,498,526
Boston Scientific Corp * †	51,860	956,298
Bristol-Myers Squibb Co	266,234	18,314,237
Celgene Corp * †	144,746	17,334,781
Cigna Corp	6,080	889,686

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

LONG/SHORT LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Shares	Value
Eli Lilly & Co †	177,070	$14,919,918
Gilead Sciences Inc	181,220	18,337,652
Humana Inc	24,477	4,369,389
Illumina Inc * †	32,564	6,250,497
Incyte Corp * †	20,380	2,210,211
Johnson & Johnson †	1,430	146,890
McKesson Corp	80,278	15,833,230
Merck & Co Inc †	46,860	2,475,145
Mylan NV * †	12,410	671,009
Pfizer Inc †	729,940	23,562,463
Regeneron Pharmaceuticals Inc * †	7,220	3,919,521
UnitedHealth Group Inc	146,300	17,210,732
Valeant Pharmaceuticals International Inc (NYSE) *	48,910	4,971,702
Vertex Pharmaceuticals Inc * †	57,610	7,249,066

		225,713,013

Industrials - 13.0%

AerCap Holdings NV * † (Netherlands)	35,650	1,538,654
Allegion PLC	51,380	3,386,969
Canadian Pacific Railway Ltd (NYSE) (Canada)	2,130	271,788
CSX Corp	70,040	1,817,538
Cummins Inc	14,680	1,291,987
Danaher Corp	60,050	5,577,444
Delta Air Lines Inc	158,270	8,022,706
Eaton Corp PLC	52,820	2,748,753
Fluor Corp †	61,821	2,919,188
Fortune Brands Home & Security Inc †	10,600	588,300
General Dynamics Corp	28,580	3,925,749
General Electric Co †	193,125	6,015,844
Honeywell International Inc	288,345	29,863,892
Ingersoll-Rand PLC	27,510	1,521,028
L-3 Communications Holdings Inc	38,280	4,574,843
Lennox International Inc †	9,240	1,154,076
Masco Corp †	134,340	3,801,822
Norfolk Southern Corp	9,040	764,694
Northrop Grumman Corp	26,910	5,080,877
PACCAR Inc †	240,328	11,391,547
Pentair PLC † (United Kingdom)	20,100	995,553
Raytheon Co	25,140	3,130,684
Republic Services Inc	32,620	1,434,954
Snap-on Inc	8,400	1,440,012
SPX FLOW Inc *	9,262	258,502
Stanley Black & Decker Inc	131,750	14,061,677
Union Pacific Corp †	105,800	8,273,560
United Continental Holdings Inc *	321,197	18,404,588
United Technologies Corp	124,862	11,995,492

		156,252,721

Information Technology - 27.6%

Accenture PLC ‘A’ †	201,370	21,043,165
Adobe Systems Inc * †	79,590	7,476,685
Alliance Data Systems Corp * †	640	177,005
Alphabet Inc ‘A’ * †	33,293	25,902,287
Alphabet Inc ‘C’ * †	28,064	21,297,208
Amphenol Corp ‘A’ †	5,350	279,431
Apple Inc	383,291	40,345,211
Avago Technologies Ltd † (Singapore)	235,247	34,146,102
Cognizant Technology Solutions Corp ‘A’ * †	213,020	12,785,460
Facebook Inc ‘A’ *	175,530	18,370,970
Fidelity National Information Services Inc	239,500	14,513,700
First Data Corp ‘A’ *	37,060	593,701
Global Payments Inc †	22,260	1,435,993
Hewlett Packard Enterprise Co	341,050	5,183,960
HP Inc	547,230	6,479,203
Infosys Ltd ADR † (India)	33,240	556,770
KLA-Tencor Corp	9,209	638,644
Lam Research Corp	353,524	28,076,876

	Shares	Value
Marvell Technology Group Ltd (Bermuda)	172,540	$1,521,803
MasterCard Inc ‘A’ †	35,540	3,460,174
Microsoft Corp	695,273	38,573,746
NXP Semiconductors NV * † (Netherlands)	98,734	8,318,340
Oracle Corp †	56,000	2,045,680
Qorvo Inc *	13,180	670,862
QUALCOMM Inc †	42,610	2,129,861
TE Connectivity Ltd (Switzerland)	239,240	15,457,296
Texas Instruments Inc †	161,530	8,853,459
Vantiv Inc ‘A’ *	83,000	3,935,860
Visa Inc ‘A’	83,620	6,484,731
Western Digital Corp	18,860	1,132,543
WEX Inc * †	11,540	1,020,136

		332,906,862

Materials - 3.8%

Albemarle Corp †	6,560	367,426
Axiall Corp	43,002	662,231
Crown Holdings Inc *	207,961	10,543,623
Eastman Chemical Co	49,480	3,340,395
EI du Pont de Nemours & Co †	30,680	2,043,288
International Paper Co	10,050	378,885
Martin Marietta Materials Inc †	18,500	2,526,730
Nucor Corp †	50,247	2,024,954
Praxair Inc †	17,000	1,740,800
Sealed Air Corp †	84,010	3,746,846
The Dow Chemical Co †	84,002	4,324,423
The Mosaic Co	274,795	7,581,594
United States Steel Corp †	343,522	2,741,305
Vulcan Materials Co	11,630	1,104,501
WestRock Co	66,150	3,017,763

		46,144,764

Telecommunication Services - 1.4%

AT&T Inc †	264,790	9,111,424
SBA Communications Corp ‘A’ * †	2,910	305,753
T-Mobile US Inc *	200,540	7,845,125

		17,262,302

Utilities - 3.3%

American Electric Power Co Inc	26,000	1,515,020
Edison International †	161,490	9,561,823
NextEra Energy Inc	35,410	3,678,745
NiSource Inc	33,190	647,537
PPL Corp †	420,170	14,340,402
Public Service Enterprise Group Inc †	16,350	632,581
Questar Corp	150,170	2,925,312
UGI Corp	23,100	779,856
Xcel Energy Inc †	169,250	6,077,767

		40,159,043

Total Common Stocks (Cost $1,532,342,929)		1,542,605,482

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

LONG/SHORT LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
SHORT-TERM INVESTMENT - 2.3%

Repurchase Agreement - 2.3%

Fixed Income Clearing Corp 0.030% due 01/04/16 (Dated 12/31/15, repurchase price of $27,416,531; collateralized by Freddie Mac: 2.120% due 06/02/21 and value $17,990,000; and U.S. Treasury Notes: 2.000% due 05/31/21 and value $9,976,969)	$27,416,439	$27,416,439

Total Short-Term Investment (Cost $27,416,439)		27,416,439

TOTAL INVESTMENTS - 130.3% (Cost $1,559,759,368)		1,570,021,921

TOTAL SECURITIES SOLD SHORT - (30.2%)
(See Securities Sold Short)
(Proceeds $362,402,417)		(363,831,015)

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(1,527,777)

NET ASSETS - 100.0%		$1,204,663,129

SECURITIES SOLD SHORT

	Shares	Value
COMMON STOCKS - (30.2%)

Consumer Discretionary - (3.6%)

AMC Networks Inc ‘A’	16,320	($1,218,778)
Autoliv Inc (Sweden)	42,684	(5,325,683)
Bed Bath & Beyond Inc	26,890	(1,297,443)
BorgWarner Inc	16,615	(718,266)
Darden Restaurants Inc	20,400	(1,298,256)
Discovery Communications Inc ‘A’	93,135	(2,484,842)
Dollar Tree Inc	19,292	(1,489,728)
Hasbro Inc	19,900	(1,340,464)
Kohl’s Corp	32,535	(1,549,642)
Lear Corp	6,456	(792,990)
Lennar Corp ‘A’	35,688	(1,745,500)
Marriott International Inc ‘A’	27,235	(1,825,834)
Mattel Inc	123,680	(3,360,386)
Netflix Inc	10,715	(1,225,582)
NIKE Inc ‘B’	22,142	(1,383,875)
Omnicom Group Inc	52,296	(3,956,715)
Scripps Networks Interactive Inc ‘A’	29,845	(1,647,742)
Target Corp	7,470	(542,397)
The Interpublic Group of Cos Inc	96,864	(2,254,994)
The Walt Disney Co	20,110	(2,113,159)
Under Armour Inc ‘A’	68,321	(5,507,356)

		(43,079,632)

Consumer Staples - (3.0%)

Brown-Forman Corp ‘B’	34,523	(3,427,443)
Church & Dwight Co Inc	28,579	(2,425,786)
CVS Health Corp	49,945	(4,883,123)
General Mills Inc	51,038	(2,942,851)
Kellogg Co	47,347	(3,421,768)
Sysco Corp	124,830	(5,118,030)
The Clorox Co	29,550	(3,747,826)
Wal-Mart Stores Inc	45,605	(2,795,586)
Walgreens Boots Alliance Inc	21,165	(1,802,306)
Whole Foods Market Inc	165,340	(5,538,890)

		(36,103,609)

	Shares	Value
Energy - (1.6%)

Cimarex Energy Co	11,000	($983,180)
Devon Energy Corp	31,000	(992,000)
Enbridge Inc (NYSE) (Canada)	120,693	(4,005,801)
Exxon Mobil Corp	8,300	(646,985)
FMC Technologies Inc	39,720	(1,152,277)
Marathon Oil Corp	41,080	(517,197)
Nabors Industries Ltd	35,470	(301,850)
Noble Corp PLC	16,120	(170,066)
ONEOK Inc	59,194	(1,459,724)
Patterson-UTI Energy Inc	21,158	(319,062)
QEP Resources Inc	273,726	(3,667,928)
Range Resources Corp	67,970	(1,672,742)
Spectra Energy Corp	72,520	(1,736,129)
Weatherford International PLC	174,590	(1,464,810)

		(19,089,751)

Financials - (6.2%)

American Express Co	7,740	(538,317)
Aon PLC	13,170	(1,214,406)
Arch Capital Group Ltd	18,940	(1,321,065)
Associated Banc-Corp	31,950	(599,062)
Assurant Inc	4,370	(351,960)
Capital One Financial Corp	11,530	(832,235)
Citizens Financial Group Inc	34,340	(899,365)
CME Group Inc ‘A’	33,046	(2,993,968)
Commerce Bancshares Inc	60,781	(2,585,624)
Crown Castle International Corp REIT	22,810	(1,971,924)
DDR Corp REIT	72,296	(1,217,465)
Digital Realty Trust Inc REIT	18,280	(1,382,334)
Equity Residential REIT	25,751	(2,101,024)
Federal Realty Investment Trust REIT	28,801	(4,207,826)
Federated Investors Inc ‘B’	77,934	(2,232,809)
First Horizon National Corp	226,588	(3,290,058)
FirstMerit Corp	31,907	(595,066)
Four Corners Property Trust Inc	11	(266)
Franklin Resources Inc	23,690	(872,266)
Host Hotels & Resorts Inc REIT	98,531	(1,511,466)
Hudson Pacific Properties Inc REIT	38,409	(1,080,829)
M&T Bank Corp	27,197	(3,295,732)
Marsh & McLennan Cos Inc	16,425	(910,766)
Nasdaq Inc	21,130	(1,229,132)
People’s United Financial Inc	216,512	(3,496,669)
Regions Financial Corp	51,440	(493,824)
Synovus Financial Corp	12,437	(402,710)
T Rowe Price Group Inc	17,960	(1,283,960)
The Allstate Corp	18,793	(1,166,857)
The Hartford Financial Services Group Inc	6,441	(279,926)
The PNC Financial Services Group Inc	9,417	(897,534)
The Progressive Corp	141,628	(4,503,770)
The Travelers Cos Inc	14,120	(1,593,583)
Torchmark Corp	110,209	(6,299,546)
UDR Inc REIT	20,212	(759,365)
US Bancorp	91,158	(3,889,712)
Valley National Bancorp	1	(10)
Ventas Inc REIT	86,102	(4,858,736)
Welltower Inc REIT	48,813	(3,320,748)
WR Berkley Corp	71,749	(3,928,258)

		(74,410,173)

Health Care - (3.5%)

AbbVie Inc	56,164	(3,327,155)
Alkermes PLC	13,941	(1,106,637)
Allscripts Healthcare Solutions Inc	166,121	(2,554,941)
AmerisourceBergen Corp	15,370	(1,594,023)
Amgen Inc	18,759	(3,045,149)
Anthem Inc	3,945	(550,091)
athenahealth Inc	13,728	(2,209,796)
Baxter International Inc	163,404	(6,233,863)
Becton Dickinson & Co	10,373	(1,598,376)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

LONG/SHORT LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Shares	Value
Brookdale Senior Living Inc	17,320	($319,727)
Cardinal Health Inc	26,130	(2,332,625)
Express Scripts Holding Co	22,130	(1,934,383)
Ionis Pharmaceuticals Inc	65,238	(4,040,189)
Johnson & Johnson	17,961	(1,844,954)
Medtronic PLC	70,962	(5,458,397)
Merck & Co Inc	34,315	(1,812,518)
St Jude Medical Inc	26,903	(1,661,798)

		(41,624,622)

Industrials - (4.6%)

3M Co	35,897	(5,407,524)
Acuity Brands Inc	5,460	(1,276,548)
Air Lease Corp	116,600	(3,903,768)
American Airlines Group Inc	37,560	(1,590,666)
CH Robinson Worldwide Inc	25,400	(1,575,308)
Danaher Corp	6,570	(610,222)
Donaldson Co Inc	153,704	(4,405,157)
Fastenal Co	132,981	(5,428,284)
Illinois Tool Works Inc	22,462	(2,081,778)
Lockheed Martin Corp	27,029	(5,869,347)
Rockwell Automation Inc	49,318	(5,060,520)
Southwest Airlines Co	59,521	(2,562,974)
The ADT Corp	158,019	(5,211,467)
The Boeing Co	21,830	(3,156,400)
Tyco International PLC	44,337	(1,413,907)
United Parcel Service Inc ‘B’	12,866	(1,238,095)
Waste Connections Inc	16,920	(952,934)
Waste Management Inc	39,624	(2,114,733)
Werner Enterprises Inc	48,627	(1,137,386)
WW Grainger Inc	3,977	(805,700)

		(55,802,718)

Information Technology - (3.9%)

Advanced Micro Devices Inc	538,177	(1,544,568)
Applied Materials Inc	31,240	(583,251)
Cisco Systems Inc	115,510	(3,136,674)
Fiserv Inc	35,553	(3,251,677)
Intel Corp	72,100	(2,483,845)
International Business Machines Corp	29,660	(4,081,809)
Juniper Networks Inc	119,824	(3,307,142)
Linear Technology Corp	63,481	(2,696,038)
LinkedIn Corp ‘A’	6,030	(1,357,233)
Maxim Integrated Products Inc	30,917	(1,174,846)
Microchip Technology Inc	25,609	(1,191,843)
Micron Technology Inc	24,889	(352,428)
NVIDIA Corp	151,477	(4,992,682)
salesforce.com Inc	35,580	(2,789,472)
Seagate Technology PLC	81,494	(2,987,570)
Splunk Inc	30,403	(1,788,001)
Taiwan Semiconductor Manufacturing Co Ltd ADR (Taiwan)	135,694	(3,087,039)
VeriFone Systems Inc	98,919	(2,771,710)
Workday Inc ‘A’	14,506	(1,155,838)
Xilinx Inc	49,998	(2,348,406)

		(47,082,072)

Materials - (1.6%)

Air Products & Chemicals Inc	18,060	(2,349,786)
Alcoa Inc	206,020	(2,033,417)
AptarGroup Inc	13,975	(1,015,284)
Ball Corp	12,694	(923,235)
Bemis Co Inc	5,730	(256,074)
Ecolab Inc	20,936	(2,394,660)
Freeport-McMoRan Inc	151,296	(1,024,274)
LyondellBasell Industries NV ‘A’	27,860	(2,421,034)
Packaging Corp of America	13,646	(860,380)
PPG Industries Inc	5,205	(514,358)
Praxair Inc	28,339	(2,901,914)
RPM International Inc	19,822	(873,357)

	Shares	Value
Sonoco Products Co	24,685	($1,008,876)
Westlake Chemical Corp	14,689	(797,906)

		(19,374,555)

Telecommunication Services - (0.3%)

Sprint Corp	616,654	(2,232,287)
Verizon Communications Inc	40,940	(1,892,247)

		(4,124,534)

Utilities - (1.9%)

Aqua America Inc	68,008	(2,026,638)
Atmos Energy Corp	7,889	(497,323)
Consolidated Edison Inc	58,708	(3,773,163)
Dominion Resources Inc	13,988	(946,148)
DTE Energy Co	7,147	(573,118)
Duke Energy Corp	77,941	(5,564,208)
Entergy Corp	9,380	(641,217)
Exelon Corp	69,860	(1,940,012)
SCANA Corp	43,185	(2,612,261)
Sempra Energy	6,328	(594,895)
The Southern Co	84,855	(3,970,366)

		(23,139,349)

Total Common Stocks (Proceeds $362,402,417)		(363,831,015)

TOTAL SECURITIES SOLD SHORT - (30.2%) (Proceeds $362,402,417)		($363,831,015)

Notes to Schedule of Investments

(a)	As of December 31, 2015, the fund’s composition as a percentage of net assets was as follows:

	Long		Short		Net Exposure
Information Technology	27.6%		(3.9%	)	23.7%
Financials	25.2%		(6.2%	)	19.0%
Consumer Discretionary	19.8%		(3.6%	)	16.2%
Health Care	18.8%		(3.5%	)	15.3%
Industrials	13.0%		(4.6%	)	8.4%
Others (each less than 3.0%)	10.8%		(3.8%	)	7.0%
Energy	8.0%		(1.6%	)	6.4%
Consumer Staples	7.1%		(3.0%	)	4.1%

	130.3%		(30.2%	)	100.1%

Securities sold short	(30.2%	)
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	The fund engages in securities lending to help achieve its stated investment objective. The Trust, on behalf of the fund, entered into an agreement with State Street Bank & Trust Co to provide securities lending services to the fund, the proceeds of which are used to finance the costs of (i) purchasing long positions in excess of the value of the fund’s assets and (ii) borrowing securities sold short. As of December 31, 2015, the total value of securities out on loan was $338,323,649, and the cash collateral was $348,524,114 (See Note 8 in Notes to Financial Statements).

(c)	Open futures contracts outstanding as of December 31, 2015 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index (03/16)	218	$56,812

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

LONG/SHORT LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

(d)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2015:

		Total Value at December 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks - Long (1)	$1,542,605,482	$1,542,605,482	$-	$-
	Short-Term Investment	27,416,439	-	27,416,439	-
	Derivatives:
	Equity Contracts
	Futures	56,812	56,812	-	-

	Total Assets	1,570,078,733	1,542,662,294	27,416,439	-

Liabilities	Common Stocks - Short (1)	(363,831,015)	(363,831,015)	-	-

	Total Liabilities	(363,831,015)	(363,831,015)	-	-

	Total	$1,206,247,718	$1,178,831,279	$27,416,439	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

MAIN STREET® CORE PORTFOLIO

Schedule of Investments

December 31, 2015

	Shares	Value
COMMON STOCKS - 97.8%

Consumer Discretionary - 9.6%

Amazon.com Inc *	32,350	$21,865,042
AutoZone Inc *	20,711	15,365,698
Comcast Corp ‘A’	535,230	30,203,029
Delphi Automotive PLC (United Kingdom)	97,610	8,368,105
Dunkin’ Brands Group Inc	168,490	7,175,989
General Motors Co	362,680	12,334,747
Harley-Davidson Inc	91,880	4,170,433
Lear Corp	33,300	4,090,239
The Home Depot Inc	220,770	29,196,832

		132,770,114

Consumer Staples - 10.8%

Henkel AG & Co KGaA (Germany)	127,903	12,273,843
Mondelez International Inc ‘A’	1,072,460	48,089,106
PepsiCo Inc	349,840	34,956,013
Philip Morris International Inc	444,323	39,060,435
The Kraft Heinz Co	197,100	14,340,996

		148,720,393

Energy - 6.4%

Chevron Corp	365,270	32,859,689
HollyFrontier Corp	185,151	7,385,674
Magellan Midstream Partners LP	166,710	11,322,943
Noble Energy Inc	461,553	15,198,940
Suncor Energy Inc (NYSE) (Canada)	805,420	20,779,836

		87,547,082

Financials - 17.7%

American International Group Inc	191,877	11,890,618
Berkshire Hathaway Inc ‘B’ *	215,150	28,408,406
Citigroup Inc	950,631	49,195,154
CME Group Inc ‘A’	449,760	40,748,256
Discover Financial Services	292,646	15,691,678
Genworth Financial Inc ‘A’ *	1,104,672	4,120,426
M&T Bank Corp	94,520	11,453,934
Marsh & McLennan Cos Inc	322,305	17,871,812
McGraw Hill Financial Inc	223,601	22,042,587
Simon Property Group Inc REIT	95,780	18,623,463
The Bank of New York Mellon Corp	599,490	24,710,978

		244,757,312

Health Care - 15.7%

Boston Scientific Corp *	963,960	17,775,422
Bristol-Myers Squibb Co	379,060	26,075,538
Express Scripts Holding Co *	354,556	30,991,740
Gilead Sciences Inc	316,990	32,076,218
Johnson & Johnson	321,860	33,061,459
McKesson Corp	65,790	12,975,762
Merck & Co Inc	380,490	20,097,482
Mylan NV *	320,630	17,336,464
UnitedHealth Group Inc	225,480	26,525,467

		216,915,552

Industrials - 12.7%

Canadian National Railway Co (NYSE) (Canada)	268,475	15,002,383
Canadian Pacific Railway Ltd (NYSE) (Canada)	52,740	6,729,624
CSX Corp	319,180	8,282,721
Deere & Co	206,920	15,781,788
General Electric Co	1,777,170	55,358,846
Lockheed Martin Corp	66,760	14,496,934
Nielsen Holdings PLC	373,770	17,417,682
Republic Services Inc	113,620	4,998,144
Tyco International PLC	542,928	17,313,974
United Technologies Corp	127,350	12,234,515
Waste Connections Inc	142,220	8,009,830

		175,626,441

	Shares	Value
Information Technology - 18.4%

Alphabet Inc ‘C’ *	95,173	$72,224,886
Amdocs Ltd	465,535	25,404,245
Apple Inc	606,894	63,881,663
Applied Materials Inc	587,910	10,976,280
Facebook Inc ‘A’ *	211,937	22,181,326
MasterCard Inc ‘A’	94,572	9,207,530
PayPal Holdings Inc *	687,240	24,878,088
Western Digital Corp	181,228	10,882,741
Xerox Corp	1,336,210	14,203,912

		253,840,671

Materials - 1.7%

PPG Industries Inc	91,060	8,998,549
Teck Resources Ltd ‘B’ (NYSE) (Canada)	231,170	892,316
Vulcan Materials Co	148,725	14,124,414

		24,015,279

Telecommunication Services - 1.7%

Verizon Communications Inc	494,392	22,850,798

Utilities - 3.1%

AmeriGas Partners LP	191,590	6,565,789
ITC Holdings Corp	130,770	5,132,723
PG&E Corp	571,280	30,386,383

		42,084,895

Total Common Stocks (Cost $1,241,792,358)		1,349,128,537

	Principal Amount

SHORT-TERM INVESTMENT -1.3%

Repurchase Agreement - 1.3%

Fixed Income Clearing Corp 0.030% due 01/04/16 (Dated 12/31/15, repurchase price of $18,332,235; collateralized by U.S. Treasury Notes: 2.000% due 05/31/21 and value $18,701,156)	$18,332,174	18,332,174

Total Short-Term Investment (Cost $18,332,174)		18,332,174

TOTAL INVESTMENTS - 99.1% (Cost $1,260,124,532)		1,367,460,711

OTHER ASSETS & LIABILITIES, NET - 0.9%		12,816,555

NET ASSETS - 100.0%		$1,380,277,266

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

MAIN STREET CORE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

Notes to Schedule of Investments

(a)	As of December 31, 2015, the fund’s composition as a percentage of net assets was as follows:

Information Technology	18.4%
Financials	17.7%
Health Care	15.7%
Industrials	12.7%
Consumer Staples	10.8%
Consumer Discretionary	9.6%
Energy	6.4%
Utilities	3.1%
Others (each less than 3.0%)	4.7%

99.1%
Other Assets & Liabilities, Net	0.9%

100.0%

(b)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2015:

		Total Value at December 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Consumer Discretionary	$132,770,114	$132,770,114	$-	$-
	Consumer Staples	148,720,393	136,446,550	12,273,843	-
	Energy	87,547,082	87,547,082	-	-
	Financials	244,757,312	244,757,312	-	-
	Health Care	216,915,552	216,915,552	-	-
	Industrials	175,626,441	175,626,441	-	-
	Information Technology	253,840,671	253,840,671	-	-
	Materials	24,015,279	24,015,279	-	-
	Telecommunication Services	22,850,798	22,850,798	-	-
	Utilities	42,084,895	42,084,895	-	-

		1,349,128,537	1,336,854,694	12,273,843	-

	Short-Term Investment	18,332,174	-	18,332,174	-

	Total	$1,367,460,711	$1,336,854,694	$30,606,017	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

MID-CAP EQUITY PORTFOLIO

Schedule of Investments

December 31, 2015

	Shares	Value
COMMON STOCKS - 99.2%

Consumer Discretionary - 17.0%

American Eagle Outfitters Inc	350,305	$5,429,728
Big Lots Inc	94,597	3,645,768
Chipotle Mexican Grill Inc *	10,871	5,216,449
Darden Restaurants Inc	152,002	9,673,407
Dollar Tree Inc *	35,756	2,761,078
DR Horton Inc	82,425	2,640,073
DSW Inc ‘A’	253,768	6,054,904
Expedia Inc	39,013	4,849,316
Foot Locker Inc	120,754	7,859,878
Hanesbrands Inc	79,403	2,336,830
Harman International Industries Inc	59,749	5,628,953
Lear Corp	73,185	8,989,314
NVR Inc *	1,859	3,054,337
O’Reilly Automotive Inc *	30,356	7,692,818
Panera Bread Co ‘A’ *	23,521	4,581,420
PulteGroup Inc	172,894	3,080,971
PVH Corp	38,660	2,847,309
Ross Stores Inc	73,022	3,929,314
Royal Caribbean Cruises Ltd	126,143	12,766,933
Texas Roadhouse Inc	290,348	10,385,748
The Priceline Group Inc *	1,677	2,138,091
Thor Industries Inc	218,330	12,259,230
Tractor Supply Co	62,988	5,385,474
Ulta Salon Cosmetics & Fragrance Inc *	35,787	6,620,595
Vail Resorts Inc	36,001	4,607,768

		144,435,706

Consumer Staples - 7.3%

Casey’s General Stores Inc	69,187	8,333,574
ConAgra Foods Inc	270,169	11,390,325
Hormel Foods Corp	50,451	3,989,665
Molson Coors Brewing Co ‘B’	27,552	2,587,684
Monster Beverage Corp *	63,375	9,440,340
The Hain Celestial Group Inc *	124,848	5,042,611
The JM Smucker Co	59,503	7,339,100
The Kroger Co	163,407	6,835,315
Tyson Foods Inc ‘A’	128,611	6,858,824

		61,817,438

Energy - 3.8%

Energen Corp	79,658	3,265,181
Gulfport Energy Corp *	301,971	7,419,428
Marathon Petroleum Corp	137,584	7,132,355
Oceaneering International Inc	163,595	6,138,084
Pioneer Natural Resources Co	16,698	2,093,595
Range Resources Corp	117,217	2,884,710
Tesoro Corp	27,416	2,888,824

		31,822,177

Financials - 22.6%

Affiliated Managers Group Inc *	19,302	3,083,687
Arch Capital Group Ltd *	125,954	8,785,291
Axis Capital Holdings Ltd	104,015	5,847,723
BankUnited Inc	370,835	13,372,310
CBOE Holdings Inc	91,014	5,906,809
Citizens Financial Group Inc	404,563	10,595,505
Four Corners Property Trust Inc *	233,862	5,650,106
Host Hotels & Resorts Inc REIT	285,090	4,373,281
KeyCorp	534,819	7,054,263
Lazard Ltd ‘A’	75,875	3,415,134
Lincoln National Corp	196,531	9,877,648
National Retail Properties Inc REIT	306,286	12,266,754
Omega Healthcare Investors Inc REIT	383,152	13,402,657
Outfront Media Inc REIT	471,218	10,286,689
Public Storage REIT	68,769	17,034,081
Senior Housing Properties Trust REIT	853,277	12,662,631
Signature Bank *	79,002	12,116,537

	Shares	Value
SunTrust Banks Inc	59,687	$2,556,991
T Rowe Price Group Inc	192,877	13,788,777
The Hartford Financial Services Group Inc	228,091	9,912,835
White Mountains Insurance Group Ltd	12,539	9,113,470

		191,103,179

Health Care - 10.9%

ABIOMED Inc *	88,321	7,973,620
AmerisourceBergen Corp	84,173	8,729,582
Amsurg Corp *	57,386	4,361,336
BioMarin Pharmaceutical Inc *	31,394	3,288,835
Cerner Corp *	154,956	9,323,702
DaVita HealthCare Partners Inc *	78,666	5,483,807
Edwards Lifesciences Corp *	85,802	6,776,642
Humana Inc	13,277	2,370,077
Incyte Corp *	39,884	4,325,420
Ionis Pharmaceuticals Inc *	51,418	3,184,317
Medivation Inc *	93,064	4,498,714
Molina Healthcare Inc *	44,487	2,675,003
PAREXEL International Corp *	88,864	6,053,416
PerkinElmer Inc	114,095	6,112,069
Perrigo Co PLC	42,100	6,091,870
St Jude Medical Inc	101,400	6,263,478
Universal Health Services Inc ‘B’	32,333	3,863,470
Vertex Pharmaceuticals Inc *	7,402	931,394

		92,306,752

Industrials - 12.1%

Acuity Brands Inc	58,131	13,591,028
AMERCO	15,287	5,954,287
BWX Technologies Inc	382,389	12,148,499
Hexcel Corp	102,598	4,765,677
Huntington Ingalls Industries Inc	61,892	7,851,000
JetBlue Airways Corp *	85,477	1,936,054
Kirby Corp *	76,282	4,013,959
ManpowerGroup Inc	68,700	5,790,723
Masco Corp	155,533	4,401,584
Orbital ATK Inc	23,188	2,071,616
Southwest Airlines Co	121,814	5,245,311
Spirit Airlines Inc *	306,311	12,206,493
Textron Inc	141,025	5,924,460
The Timken Co	116,653	3,335,109
United Rentals Inc *	88,144	6,393,966
Verisk Analytics Inc *	86,266	6,632,130

		102,261,896

Information Technology - 13.6%

Activision Blizzard Inc	141,731	5,486,407
Avago Technologies Ltd (Singapore)	27,189	3,946,483
Avnet Inc	68,338	2,927,600
Computer Sciences Corp	443,438	14,491,554
CSRA Inc	414,064	12,421,920
DST Systems Inc	116,822	13,324,717
Fiserv Inc *	47,217	4,318,467
Harris Corp	134,583	11,695,263
IAC/InterActiveCorp	52,251	3,137,673
Jack Henry & Associates Inc	59,653	4,656,513
Lam Research Corp	46,931	3,727,260
Micron Technology Inc *	59,012	835,610
NVIDIA Corp	123,020	4,054,739
NXP Semiconductors NV * (Netherlands)	61,814	5,207,829
Palo Alto Networks Inc *	52,367	9,223,923
Science Applications International Corp	174,195	7,974,647
Skyworks Solutions Inc	47,478	3,647,735
Take-Two Interactive Software Inc *	118,959	4,144,532

		115,222,872

Materials - 4.3%

Agnico Eagle Mines Ltd (NYSE) (Canada)	320,174	8,414,173
Celanese Corp ‘A’	123,990	8,348,247

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

MID-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Shares	Value
CF Industries Holdings Inc	40,054	$1,634,604
Louisiana-Pacific Corp *	198,460	3,574,264
Martin Marietta Materials Inc	31,525	4,305,684
Vulcan Materials Co	42,769	4,061,772
Westlake Chemical Corp	111,852	6,075,801

		36,414,545

Utilities - 7.6%

Atmos Energy Corp	643,575	40,570,968
DTE Energy Co	156,411	12,542,598
Xcel Energy Inc	313,852	11,270,426

		64,383,992

Total Common Stocks (Cost $820,881,195)		839,768,557

	Principal Amount

SHORT-TERM INVESTMENT - 0.9%

Repurchase Agreement - 0.9%

Fixed Income Clearing Corp 0.030% due 01/04/16 (Dated 12/31/15, repurchase price of $7,629,741; collateralized by U.S. Treasury Notes: 2.000% due 05/31/21 and value $7,783,344)	$7,629,716	7,629,716

Total Short-Term Investment (Cost $7,629,716)		7,629,716

TOTAL INVESTMENTS - 100.1% (Cost $828,510,911)		847,398,273

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(535,062)

NET ASSETS - 100.0%		$846,863,211

Notes to Schedule of Investments

(a)	As of December 31, 2015, the fund’s composition as a percentage of net assets was as follows:

Financials	22.6%
Consumer Discretionary	17.0%
Information Technology	13.6%
Industrials	12.1%
Health Care	10.9%
Utilities	7.6%
Consumer Staples	7.3%
Materials	4.3%
Energy	3.8%
Others (each less than 3.0%)	0.9%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2015:

		Total Value at December 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks (1)	$839,768,557	$839,768,557	$-	$-
	Short-Term Investment	7,629,716	-	7,629,716	-

	Total	$847,398,273	$839,768,557	$7,629,716	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

MID-CAP GROWTH PORTFOLIO

Schedule of Investments

December 31, 2015

	Shares	Value
COMMON STOCKS - 98.2%

Consumer Discretionary - 20.3%

Bed Bath & Beyond Inc *	164,191	$7,922,216
BorgWarner Inc	208,427	9,010,299
Burberry Group PLC (United Kingdom)	320,624	5,639,420
DR Horton Inc	279,220	8,943,417
DSW Inc ‘A’	267,540	6,383,504
Dunkin’ Brands Group Inc	238,832	10,171,855
Kate Spade & Co *	259,392	4,609,396
Mattel Inc	375,520	10,202,878
Polaris Industries Inc	117,909	10,134,279
Ralph Lauren Corp ‘A’	86,455	9,638,003
Tiffany & Co	116,121	8,858,871
Tractor Supply Co	90,062	7,700,301
TripAdvisor Inc *	82,574	7,039,433
Under Armour Inc ‘A’ *	59,080	4,762,439
Williams-Sonoma Inc	117,736	6,876,960

		117,893,271

Consumer Staples - 6.5%

Blue Buffalo Pet Products Inc *	222,686	4,166,455
Brown-Forman Corp ‘B’	31,664	3,143,602
Mead Johnson Nutrition Co ‡	166,906	13,177,229
The Hain Celestial Group Inc *	215,597	8,707,963
Whole Foods Market Inc	251,089	8,411,481

		37,606,730

Energy - 3.6%

Cabot Oil & Gas Corp	268,700	4,753,303
Cimarex Energy Co	55,875	4,994,107
Continental Resources Inc *	243,635	5,598,732
Noble Energy Inc	160,377	5,281,215

		20,627,357

Financials - 11.6%

CME Group Inc ‘A’	163,869	14,846,532
First Republic Bank	182,923	12,083,893
Northern Trust Corp ‡	235,455	16,973,951
Oaktree Capital Group LLC	105,417	5,030,499
Signature Bank *	91,995	14,109,273
UMB Financial Corp	85,870	3,997,249

		67,041,397

Health Care - 18.8%

Acadia Healthcare Co Inc *	85,311	5,328,525
ACADIA Pharmaceuticals Inc *	107,882	3,845,993
Align Technology Inc *	131,955	8,689,237
Alkermes PLC *	160,475	12,738,506
BioMarin Pharmaceutical Inc *	86,112	9,021,093
Cerner Corp *	100,081	6,021,874
Diplomat Pharmacy Inc *	98,120	3,357,666
Edwards Lifesciences Corp *	9,544	753,785
Henry Schein Inc *	54,767	8,663,592
Intuitive Surgical Inc * ‡	32,481	17,739,823
Laboratory Corp of America Holdings *	75,783	9,369,810
Medivation Inc *	107,238	5,183,885
Zoetis Inc	376,076	18,021,562

		108,735,351

Industrials - 14.1%

Expeditors International of Washington Inc ‡	240,822	10,861,072
Fastenal Co ‡	378,472	15,449,227
Fortune Brands Home & Security Inc	273,753	15,193,292
Generac Holdings Inc *	104,440	3,109,179
IDEX Corp	89,713	6,872,913
JB Hunt Transport Services Inc	90,088	6,608,856
Towers Watson & Co ‘A’	86,192	11,072,224
Verisk Analytics Inc *	120,228	9,243,129
Woodward Inc	72,334	3,592,106

		82,001,998

	Shares	Value
Information Technology - 20.4%

Alliance Data Systems Corp *	31,745	$8,779,715
ANSYS Inc *	96,459	8,922,457
CoStar Group Inc *	72,265	14,936,453
Electronic Arts Inc * ‡	261,482	17,969,043
Ellie Mae Inc *	45,772	2,756,847
F5 Networks Inc *	61,255	5,939,285
GrubHub Inc *	232,596	5,628,823
Guidewire Software Inc *	34,355	2,066,797
Microchip Technology Inc	313,978	14,612,536
Pandora Media Inc *	751,160	10,073,056
Red Hat Inc *	89,352	7,399,239
ServiceNow Inc *	138,555	11,993,321
Teradata Corp *	198,908	5,255,149
Trimble Navigation Ltd *	105,244	2,257,484

		118,590,205

Materials - 2.9%

The Scotts Miracle-Gro Co ‘A’	105,788	6,824,384
The Valspar Corp	122,305	10,145,200

		16,969,584

Total Common Stocks (Cost $578,589,316)		569,465,893

	Principal Amount

SHORT-TERM INVESTMENT - 1.6%

Repurchase Agreement - 1.6%

Fixed Income Clearing Corp 0.030% due 01/04/16 (Dated 12/31/15, repurchase price of $9,188,711; collateralized by U.S. Treasury Notes: 2.000% due 05/31/21 and value $9,373,219)	$9,188,680	9,188,680

Total Short-Term Investment (Cost $9,188,680)		9,188,680

TOTAL INVESTMENTS - 99.8% (Cost $587,777,996)		578,654,573

OTHER ASSETS & LIABILITIES, NET - 0.2%		1,113,891

NET ASSETS - 100.0%		$579,768,464

Notes to Schedule of Investments

(a)	As of December 31, 2015, the fund’s composition as a percentage of net assets was as follows:

Information Technology	20.4%
Consumer Discretionary	20.3%
Health Care	18.8%
Industrials	14.1%
Financials	11.6%
Consumer Staples	6.5%
Energy	3.6%
Others (each less than 3.0%)	4.5%

99.8%
Other Assets & Liabilities, Net	0.2%

100.0%

(b)	As of December 31, 2015, investments with a total aggregate value of $712,209 were fully or patially segregated with the broker(s)/custodian as collateral for open option contracts.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

MID-CAP GROWTH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

(c)	Transactions in written options for the year ended December 31, 2015 were as follows:

	Number of Contracts	Premium
Outstanding, December 31, 2014	1,706	$298,188
Call Options Written	2,341	231,121
Put Options Written	8,809	7,387,623
Call Options Exercised	(1,116)	(112,313)
Call Options Expired	(1,225)	(118,809)
Put Options Expired	(3,992)	(669,218)
Put Options Closed	(6,033)	(4,967,902)

Outstanding, December 31, 2015	490	$2,048,690

(d)	Premiums received and value of written options outstanding as of December 31, 2015 were as follows:

Options on Securities

Description	Exercise Price	Expiration Date	Counter- party	Number of Contracts	Premium	Value
Put - Pacira Pharmaceuticals Inc	$85.00	01/15/16	GSC	490	$2,048,690	($412,629)

Total Written Options					$2,048,690	($412,629)

(e)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2015:

		Total Value at December 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Consumer Discretionary	$117,893,271	$112,253,851	$5,639,420	$-
	Consumer Staples	37,606,730	37,606,730	-	-
	Energy	20,627,357	20,627,357	-	-
	Financials	67,041,397	67,041,397	-	-
	Health Care	108,735,351	108,735,351	-	-
	Industrials	82,001,998	82,001,998	-	-
	Information Technology	118,590,205	118,590,205	-	-
	Materials	16,969,584	16,969,584	-	-

		569,465,893	563,826,473	5,639,420	-

	Short-Term Investment	9,188,680	-	9,188,680	-

	Total Assets	578,654,573	563,826,473	14,828,100	-

Liabilities	Derivatives:
	Equity Contracts
	Written Options	(412,629)	-	(412,629)	-

	Total Liabilities	(412,629)	-	(412,629)	-

	Total	$578,241,944	$563,826,473	$14,415,471	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

MID-CAP VALUE PORTFOLIO

Schedule of Investments

December 31, 2015

	Shares	Value
COMMON STOCKS - 98.2%

Consumer Discretionary - 7.2%

Best Buy Co Inc	125,844	$3,831,950
Brunswick Corp	169,861	8,579,679
CBS Corp ‘B’	68,259	3,217,047
Expedia Inc	100,979	12,551,690
Harley-Davidson Inc	79,948	3,628,840
Lear Corp	104,483	12,833,647
Newell Rubbermaid Inc	323,030	14,239,162
Omnicom Group Inc	129,625	9,807,427
Tenneco Inc *	139,556	6,407,016

		75,096,458

Consumer Staples - 1.5%

Coca-Cola Enterprises Inc	112,502	5,539,599
Constellation Brands Inc ‘A’	71,637	10,203,974

		15,743,573

Energy - 5.8%

Bristow Group Inc	105,488	2,732,139
Cimarex Energy Co	46,865	4,188,794
Diamondback Energy Inc *	134,432	8,993,501
Energen Corp	207,149	8,491,037
EQT Corp	86,699	4,519,619
Kosmos Energy Ltd *	296,346	1,540,999
Marathon Petroleum Corp	187,236	9,706,314
Parsley Energy Inc ‘A’ *	334,791	6,176,894
QEP Resources Inc	306,154	4,102,464
Rice Energy Inc *	159,791	1,741,722
RSP Permian Inc *	152,121	3,710,231
Western Refining Inc	108,497	3,864,663

		59,768,377

Financials - 33.3%

Alleghany Corp *	21,276	10,168,439
Ally Financial Inc *	340,279	6,342,801
American Assets Trust Inc REIT	99,116	3,801,099
American Homes 4 Rent ‘A’ REIT	258,858	4,312,574
Aon PLC	151,440	13,964,282
BB&T Corp	361,160	13,655,460
Boston Properties Inc REIT	111,319	14,197,625
Discover Financial Services	226,326	12,135,600
Douglas Emmett Inc REIT	178,178	5,555,590
East West Bancorp Inc	270,736	11,251,788
Equity Residential REIT	197,610	16,123,000
Essex Property Trust Inc REIT	43,483	10,410,265
Fifth Third Bancorp	753,641	15,148,184
Huntington Bancshares Inc	1,094,564	12,105,878
Kilroy Realty Corp REIT	85,351	5,401,011
Kimco Realty Corp REIT	414,564	10,969,363
Loews Corp	153,564	5,896,858
Marsh & McLennan Cos Inc	211,650	11,735,993
McGraw Hill Financial Inc	57,359	5,654,450
Moody’s Corp	53,579	5,376,117
Navient Corp	373,515	4,276,747
Raymond James Financial Inc	303,117	17,571,692
Regency Centers Corp REIT	194,679	13,261,533
Reinsurance Group of America Inc	86,127	7,368,165
SEI Investments Co	179,730	9,417,852
SL Green Realty Corp REIT	109,039	12,319,226
SLM Corp *	450,052	2,934,339
State Street Corp	70,951	4,708,308
SunTrust Banks Inc	275,085	11,784,641
Symetra Financial Corp	134,433	4,270,936
TD Ameritrade Holding Corp	512,749	17,797,518
The Allstate Corp	72,454	4,498,669
The Charles Schwab Corp	174,287	5,739,271
The Macerich Co REIT	69,660	5,620,865
Torchmark Corp	94,486	5,400,820

	Shares	Value
Unum Group	355,375	$11,830,434
WR Berkley Corp	113,046	6,189,269
XL Group PLC (Ireland)	146,287	5,731,525

		344,928,187

Health Care - 7.1%

Becton Dickinson & Co	46,066	7,098,310
Boston Scientific Corp *	498,124	9,185,406
Bruker Corp *	192,938	4,682,605
Cardinal Health Inc	154,652	13,805,784
DaVita HealthCare Partners Inc *	52,629	3,668,768
ICON PLC *	144,705	11,243,578
Laboratory Corp of America Holdings *	63,717	7,877,970
St Jude Medical Inc	109,765	6,780,184
Zimmer Biomet Holdings Inc	87,991	9,026,997

		73,369,602

Industrials - 14.2%

Curtiss-Wright Corp	74,639	5,112,771
Delta Air Lines Inc	61,198	3,102,127
Equifax Inc	145,105	16,160,344
Fluor Corp	89,613	4,231,526
Hubbell Inc	40,453	4,087,371
Huntington Ingalls Industries Inc	103,888	13,178,193
Ingersoll-Rand PLC	139,702	7,724,124
ManpowerGroup Inc	134,633	11,348,215
Masco Corp	459,379	13,000,426
Parker-Hannifin Corp	43,614	4,229,686
Raytheon Co	49,396	6,151,284
Robert Half International Inc	325,778	15,357,175
Stanley Black & Decker Inc	99,949	10,667,557
Textron Inc	138,156	5,803,933
The Timken Co	106,724	3,051,239
Towers Watson & Co ‘A’	111,697	14,348,597
WABCO Holdings Inc *	39,006	3,988,753
WESCO International Inc *	123,991	5,415,927

		146,959,248

Information Technology - 15.5%

Activision Blizzard Inc	439,655	17,019,045
Alliance Data Systems Corp *	31,423	8,690,659
Amdocs Ltd	247,531	13,507,767
Arrow Electronics Inc *	149,952	8,124,399
Avago Technologies Ltd (Singapore)	57,747	8,381,977
Avnet Inc	189,236	8,106,870
Fidelity National Information Services Inc	176,072	10,669,963
Flextronics International Ltd *	520,752	5,837,630
Global Payments Inc	36,180	2,333,972
Harris Corp	140,767	12,232,652
Hewlett Packard Enterprise Co	315,486	4,795,387
IAC/InterActiveCorp	73,736	4,427,847
Jabil Circuit Inc	400,640	9,330,906
Microsemi Corp *	203,152	6,620,724
NetEase Inc ADR (China)	37,321	6,764,058
ON Semiconductor Corp *	205,243	2,011,381
Seagate Technology PLC	87,494	3,207,530
TE Connectivity Ltd (Switzerland)	91,190	5,891,786
Total System Services Inc	167,945	8,363,661
Western Digital Corp	241,661	14,511,743

		160,829,957

Materials - 7.0%

Avery Dennison Corp	119,612	7,494,888
Crown Holdings Inc *	277,007	14,044,255
Graphic Packaging Holding Co	1,318,335	16,914,238
International Paper Co	118,304	4,460,061
Methanex Corp (NASDAQ) (Canada)	79,737	2,632,118
Packaging Corp of America	94,587	5,963,710
PolyOne Corp	110,272	3,502,239
Steel Dynamics Inc	148,665	2,656,644

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

MID-CAP VALUE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Shares	Value
The Mosaic Co	137,680	$3,798,591
The Valspar Corp	135,263	11,220,066

		72,686,810

Utilities - 6.6%

AES Corp	423,486	4,052,761
Alliant Energy Corp	150,625	9,406,531
Ameren Corp	135,484	5,856,973
American Electric Power Co Inc	240,683	14,024,599
Edison International	212,371	12,574,487
FirstEnergy Corp	160,863	5,104,183
Great Plains Energy Inc	271,604	7,417,505
PG&E Corp	97,764	5,200,067
Westar Energy Inc	125,129	5,306,721

		68,943,827

Total Common Stocks (Cost $1,052,817,192)		1,018,326,039

	Principal Amount

SHORT-TERM INVESTMENT - 0.3%

Repurchase Agreement - 0.3%

Fixed Income Clearing Corp 0.030% due 01/04/16 (Dated 12/31/15, repurchase price of $3,165,022; collateralized by Freddie Mac: 2.120% due 06/02/21 and value $3,230,000)	$3,165,012	3,165,012

Total Short-Term Investment (Cost $3,165,012)		3,165,012

TOTAL INVESTMENTS - 98.5% (Cost $1,055,982,204)		1,021,491,051

OTHER ASSETS & LIABILITIES, NET - 1.5%		15,198,732

NET ASSETS - 100.0%		$1,036,689,783

Notes to Schedule of Investments

(a)	As of December 31, 2015, the fund’s composition as a percentage of net assets was as follows:

Financials	33.3%
Information Technology	15.5%
Industrials	14.2%
Consumer Discretionary	7.2%
Health Care	7.1%
Materials	7.0%
Utilities	6.6%
Energy	5.8%
Others (each less than 3.0%)	1.8%

98.5%
Other Assets & Liabilities, Net	1.5%

100.0%

(b)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2015:

		Total Value at December 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks (1)	$1,018,326,039	$1,018,326,039	$-	$-
	Short-Term Investment	3,165,012	-	3,165,012	-

	Total	$1,021,491,051	$1,018,326,039	$3,165,012	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Summary Schedule of Investments

December 31, 2015

	Shares	Value
RIGHTS - 0.0%

Telecommunication Services - 0.0%

Other security		$59,777

Total Rights (Cost $0)		59,777

WARRANTS - 0.0%

Energy - 0.0%

Other security		-

Total Warrants (Cost $0)		-

COMMON STOCKS - 94.2%

Consumer Discretionary - 11.6%

BRP Inc * (Canada)	178,667	2,566,958
Caleres Inc	110,068	2,952,024
Crocs Inc *	366,176	3,749,642
Drew Industries Inc	89,200	5,431,388
Genesco Inc *	52,597	2,989,088
Gentex Corp	208,800	3,342,888
La-Z-Boy Inc	190,465	4,651,155
M/I Homes Inc *	133,793	2,932,743
The Cato Corp ‘A’	93,321	3,436,079
Thor Industries Inc	66,289	3,722,127
Winnebago Industries Inc	124,160	2,470,784
Other securities		29,600,445

		67,845,321

Consumer Staples - 3.2%

Maple Leaf Foods Inc (Canada)	443,400	7,613,778
Other securities		11,278,202

		18,891,980

Energy - 4.0%

Bristow Group Inc	109,870	2,845,633
Oil States International Inc *	88,844	2,420,999
Unit Corp *	207,276	2,528,767
Other securities		15,806,641

		23,602,040

Financials - 30.1%

Aspen Insurance Holdings Ltd (Bermuda)	134,380	6,490,554
Chemical Financial Corp	112,608	3,859,076
EverBank Financial Corp	390,177	6,235,028
LTC Properties Inc REIT	182,910	7,890,737
Old Republic International Corp	239,700	4,465,611
StanCorp Financial Group Inc	45,400	5,170,152
The Hanover Insurance Group Inc	49,100	3,993,794
Validus Holdings Ltd	68,590	3,175,031
Other securities		135,677,859

		176,957,842

Health Care - 6.8%

Gerresheimer AG (Germany)	98,500	7,704,076
Hill-Rom Holdings Inc	83,000	3,988,980
STERIS PLC	95,900	7,225,106
Teleflex Inc	42,000	5,520,900
Other securities		15,383,723

		39,822,785

Industrials - 19.2%

AAR Corp	301,721	7,932,245
Astec Industries Inc	140,561	5,720,833

	Shares	Value
Carlisle Cos Inc	59,800	$5,303,662
EMCOR Group Inc	135,770	6,522,391
EnerSys	85,717	4,794,152
Gibraltar Industries Inc *	177,830	4,523,995
Granite Construction Inc	138,607	5,947,626
Huron Consulting Group Inc *	47,467	2,819,540
McGrath RentCorp	182,560	4,598,686
MSA Safety Inc	70,846	3,079,676
Mueller Industries Inc	176,351	4,779,112
Regal Beloit Corp	101,700	5,951,484
Simpson Manufacturing Co Inc	109,615	3,743,352
Universal Forest Products Inc	101,455	6,936,478
Other securities		39,927,922

		112,581,154

Information Technology - 7.5%

Ingram Micro Inc ‘A’	83,900	2,548,882
MKS Instruments Inc	105,428	3,795,408
Rofin-Sinar Technologies Inc *	111,943	2,997,834
Other securities		34,354,323

		43,696,447

Materials - 5.7%

A Schulman Inc	94,498	2,895,419
Axiall Corp	311,923	4,803,614
HB Fuller Co	117,058	4,269,105
Sensient Technologies Corp	94,480	5,935,234
Other securities		15,725,249

		33,628,621

Telecommunication Services - 0.4%

Other securities		2,540,171

Utilities - 5.7%

IDACORP Inc	100,432	6,829,376
The Laclede Group Inc	124,953	7,423,458
Other securities		19,415,457

		33,668,291

Total Common Stocks (Cost $539,782,378)		553,234,652

	Principal Amount

CORPORATE BONDS & NOTES - 0.3%

Energy - 0.3%

Unit Corp 6.625% due 05/15/21	$2,268,000	1,644,300

Total Corporate Bonds & Notes (Cost $2,102,450)		1,644,300

SHORT-TERM INVESTMENTS - 5.3%

U.S. Government Agency Issue - 1.5%

Federal Home Loan Bank 0.030% due 01/04/16	9,140,000	9,140,000

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Summary Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
Repurchase Agreement - 3.8%

Fixed Income Clearing Corp 0.030% due 01/04/16 (Dated 12/31/15, repurchase price of $22,328,684; collateralized by Freddie Mac: 2.120% due 06/02/21 and value $2,675,000; and U.S. Treasury Notes: 2.000% due 05/31/21 and value $20,104,875)	$22,328,610	$22,328,610

Total Short-Term Investments (Cost $31,468,587)		31,468,610

TOTAL INVESTMENTS - 99.8% (Cost $573,353,415)		586,407,339

OTHER ASSETS & LIABILITIES, NET - 0.2%		971,379

NET ASSETS - 100.0%		$587,378,718

Notes to Schedule of Investments

(a)	As of December 31, 2015, the fund’s composition as a percentage of net assets was as follows:

Financials	30.1%
Industrials	19.2%
Consumer Discretionary	11.6%
Information Technology	7.5%
Health Care	6.8%
Utilities	5.7%
Materials	5.7%
Short-Term Investments	5.3%
Energy	4.3%
Consumer Staples	3.2%
Others (each less than 3.0%)	0.4%

99.8%
Other Assets & Liabilities, Net	0.2%

100.0%

(b)	Investments, including those listed under Other Securities, with a total aggregate value of $69,875 or less than 0.1% of the fund’s net assets were valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or the Board of Trustees.

(c)	Other securities represent the fund’s securities not identified as top-fifty holdings and issuers in terms of value, and not exceeding one percent of the fund’s net assets as of December 31, 2015.

(d)	A Summary Schedule of Investments is presented for this fund. For information on availability of a complete Schedule of Investments, refer to the Where To Go For More Information section of this report.

(e)	Open futures contracts outstanding as of December 31, 2015 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation (Depreciation)
Russell 2000 Mini Index (03/16)	29	($27,842)

(f)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2015:

		Total Value at December 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights (1)	$59,777	$-	$-	$59,777
	Common Stocks
	Consumer Discretionary	67,845,321	67,845,321	-	-
	Consumer Staples	18,891,980	18,094,796	797,184	-
	Energy	23,602,040	21,826,232	1,775,808	-
	Financials	176,957,842	176,957,842	-	-
	Health Care	39,822,785	32,118,709	7,704,076	-
	Industrials	112,581,154	112,581,154	-	-
	Information Technology	43,696,447	43,686,349	-	10,098
	Materials	33,628,621	33,628,621	-	-
	Telecommunication Services	2,540,171	2,540,171	-	-
	Utilities	33,668,291	33,668,291	-	-

		553,234,652	542,947,486	10,277,068	10,098

	Corporate Bonds & Notes	1,644,300	-	1,644,300	-
	Short-Term Investments	31,468,610	-	31,468,610	-

	Total Assets	586,407,339	542,947,486	43,389,978	69,875

Liabilities	Derivatives:
	Equity Contracts
	Futures	(27,842)	(27,842)	-	-

	Total Liabilities	(27,842)	(27,842)	-	-

	Total	$586,379,497	$542,919,644	$43,389,978	$69,875

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

SMALL-CAP GROWTH PORTFOLIO

Schedule of Investments

December 31, 2015

	Shares	Value
WARRANTS - 0.0%

Health Care - 0.0%

Neuralstem Inc Exercise @ $3.64 Exp 01/08/19 *	148,650	$19,770

Total Warrants (Cost $0)		19,770

COMMON STOCKS - 97.9%

Consumer Discretionary - 15.3%

2U Inc *	270,990	7,582,300
Bright Horizons Family Solutions Inc *	62,650	4,185,020
Brunswick Corp	88,842	4,487,409
Buffalo Wild Wings Inc *	12,027	1,920,111
Etsy Inc *	58,982	487,191
IMAX Corp *	236,922	8,420,208
iRobot Corp *	36,914	1,306,756
Liberty TripAdvisor Holdings Inc ‘A’ *	241,233	7,319,009
Monro Muffler Brake Inc	39,854	2,639,132
New Oriental Education & Technology Group Inc ADR (China)	40,693	1,276,539
Panera Bread Co ‘A’ *	27,598	5,375,538
Pool Corp	66,470	5,369,447
Rentrak Corp *	52,698	2,504,736
Restoration Hardware Holdings Inc *	62,353	4,953,946
Shake Shack Inc ‘A’ *	34,589	1,369,724
Sinclair Broadcast Group Inc ‘A’	195,464	6,360,399
The Habit Restaurants Inc ‘A’ *	110,302	2,543,564
Wayfair Inc ‘A’ *	197,536	9,406,664
Zoe’s Kitchen Inc *	124,471	3,482,699

		80,990,392

Consumer Staples - 4.2%

Blue Buffalo Pet Products Inc *	289,485	5,416,264
Calavo Growers Inc	76,201	3,733,849
Casey’s General Stores Inc	42,137	5,075,402
Performance Food Group Co *	113,383	2,623,682
Snyder’s-Lance Inc	153,569	5,267,417

		22,116,614

Energy - 0.5%

GasLog Ltd (Monaco)	248,540	2,062,882
US Silica Holdings Inc	34,383	643,994

		2,706,876

Financials - 8.0%

Bank of the Ozarks Inc	77,440	3,830,182
CBOE Holdings Inc	82,070	5,326,343
Evercore Partners Inc ‘A’	114,395	6,185,338
Financial Engines Inc	80,249	2,701,984
LendingTree Inc *	13,823	1,234,117
MarketAxess Holdings Inc	74,197	8,279,643
PrivateBancorp Inc	125,001	5,127,541
SVB Financial Group *	21,461	2,551,713
Western Alliance Bancorp *	156,388	5,608,074
WisdomTree Investments Inc	77,345	1,212,770

		42,057,705

Health Care - 24.9%

ABIOMED Inc *	54,753	4,943,101
ACADIA Pharmaceuticals Inc *	77,450	2,761,093
Agios Pharmaceuticals Inc *	22,333	1,449,858
Align Technology Inc *	100,358	6,608,574
Anacor Pharmaceuticals Inc *	16,953	1,915,180
athenahealth Inc *	44,375	7,143,044
Blueprint Medicines Corp *	65,322	1,720,582

	Shares	Value
Celldex Therapeutics Inc *	113,858	$1,785,293
Diplomat Pharmacy Inc *	64,507	2,207,430
Endologix Inc *	219,803	2,176,050
Evolent Health Inc ‘A’ *	163,144	1,975,674
Foundation Medicine Inc *	46,540	980,132
Glaukos Corp *	132,793	3,278,659
HealthEquity Inc *	135,811	3,404,782
Juno Therapeutics Inc *	50,422	2,217,055
Kite Pharma Inc *	18,616	1,147,118
LDR Holding Corp *	111,173	2,791,554
Medidata Solutions Inc *	100,470	4,952,166
Neurocrine Biosciences Inc *	74,900	4,237,093
Nevro Corp *	87,206	5,887,277
Ophthotech Corp *	46,602	3,659,655
Pacific Biosciences of California Inc *	344,172	4,518,978
Pacira Pharmaceuticals Inc *	73,486	5,642,990
Penumbra Inc *	72,435	3,897,727
Portola Pharmaceuticals Inc *	27,422	1,410,862
Press Ganey Holdings Inc *	181,671	5,731,720
Prestige Brands Holdings Inc *	132,504	6,821,306
Prothena Corp PLC * (Ireland)	19,548	1,331,414
Revance Therapeutics Inc *	50,858	1,737,309
Sage Therapeutics Inc *	101,145	5,896,754
Sarepta Therapeutics Inc *	73,715	2,843,925
Spark Therapeutics Inc *	71,952	3,260,145
TESARO Inc *	53,100	2,778,192
Ultragenyx Pharmaceutical Inc *	36,066	4,045,884
Veeva Systems Inc ‘A’ *	251,108	7,244,466
Zeltiq Aesthetics Inc *	237,101	6,764,492

		131,167,534

Industrials - 6.3%

Beacon Roofing Supply Inc *	97,688	4,022,792
Builders FirstSource Inc *	485,062	5,374,487
Healthcare Services Group Inc	96,522	3,365,722
Hexcel Corp	60,077	2,790,577
Knight Transportation Inc	66,566	1,612,894
Nordson Corp	20,651	1,324,762
On Assignment Inc *	87,110	3,915,594
Proto Labs Inc *	70,116	4,465,688
RBC Bearings Inc *	48,632	3,141,141
TransUnion *	83,133	2,291,977
United Rentals Inc *	14,702	1,066,483

		33,372,117

Information Technology - 38.5%

Ambarella Inc *	59,627	3,323,609
Arista Networks Inc *	65,469	5,096,107
Atlassian Corp PLC ‘A’ * (United Kingdom)	100,951	3,036,606
Benefitfocus Inc *	199,456	7,258,204
Blackhawk Network Holdings Inc *	129,185	5,711,269
BroadSoft Inc *	139,167	4,920,945
Callidus Software Inc *	249,188	4,627,421
Cavium Inc *	96,327	6,329,647
Cimpress NV * (Netherlands)	47,596	3,861,939
Cirrus Logic Inc *	115,551	3,412,221
comScore Inc *	93,404	3,843,575
Criteo SA ADR * (France)	134,065	5,308,974
Cvent Inc *	69,823	2,437,521
EPAM Systems Inc *	98,381	7,734,714
Euronet Worldwide Inc *	54,107	3,918,970
Fleetmatics Group PLC *	102,162	5,188,808
GoDaddy Inc ‘A’ *	232,710	7,460,683
Gogo Inc *	428,405	7,625,609
Guidewire Software Inc *	89,727	5,397,976
HubSpot Inc *	47,572	2,678,779
Infinera Corp *	228,082	4,132,846
IPG Photonics Corp *	44,126	3,934,274
LogMeIn Inc *	37,984	2,548,726
Manhattan Associates Inc *	63,353	4,192,068

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

SMALL-CAP GROWTH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Shares	Value
Match Group Inc *	377,589	$5,116,331
Materialise NV ADR * (Belgium)	137,035	967,467
Microsemi Corp *	74,433	2,425,771
Monolithic Power Systems Inc	42,360	2,698,756
New Relic Inc *	77,828	2,835,274
Paycom Software Inc *	158,908	5,979,708
Paylocity Holding Corp *	192,572	7,808,795
Proofpoint Inc *	38,686	2,514,977
Ruckus Wireless Inc *	105,132	1,125,964
Shopify Inc ‘A’ * (Canada)	102,180	2,636,244
Square Inc ‘A’ *	49,541	648,492
SunPower Corp *	274,539	8,238,915
Synaptics Inc *	30,932	2,485,077
Synchronoss Technologies Inc *	4,514	159,028
Tableau Software Inc ‘A’ *	57,814	5,447,235
Textura Corp *	18,374	396,511
The Rubicon Project Inc *	175,188	2,881,843
The Ultimate Software Group Inc *	59,016	11,538,218
Tyler Technologies Inc *	39,160	6,826,371
Universal Display Corp *	102,933	5,603,673
WebMD Health Corp *	37,485	1,810,526
Zendesk Inc *	266,969	7,058,660
Zillow Group Inc ‘A’ *	83,005	2,161,450

		203,346,777

Materials - 0.2%

Flotek Industries Inc *	90,657	1,037,116

Total Common Stocks (Cost $512,863,416)		516,795,131

	Principal Amount	Value
SHORT-TERM INVESTMENT - 2.4%

Repurchase Agreement - 2.4%

Fixed Income Clearing Corp 0.030% due 01/04/16 (Dated 12/31/15, repurchase price of $12,757,790; collateralized by U.S. Treasury Notes: 2.000% due 05/31/21 and value $13,015,844)	$12,757,748	$12,757,748

Total Short-Term Investment (Cost $12,757,748)		12,757,748

TOTAL INVESTMENTS - 100.3% (Cost $525,621,164)		529,572,649

OTHER ASSETS & LIABILITIES, NET - (0.3%)		(1,641,790)

NET ASSETS - 100.0%		$527,930,859

Notes to Schedule of Investments

(a)	As of December 31, 2015, the fund’s composition as a percentage of net assets was as follows:

Information Technology	38.5%
Health Care	24.9%
Consumer Discretionary	15.3%
Financials	8.0%
Industrials	6.3%
Consumer Staples	4.2%
Others (each less than 3.0%)	3.1%

	100.3%
Other Assets & Liabilities, Net	(0.3%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2015:

		Total Value at December 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Warrants (1)	$19,770	$-	$19,770	$-
	Common Stocks (1)	516,795,131	516,795,131	-	-
	Short-Term Investment	12,757,748	-	12,757,748	-

	Total	$529,572,649	$516,795,131	$12,777,518	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Summary Schedule of Investments

December 31, 2015

	Shares	Value
RIGHTS - 0.0%

Health Care - 0.0%

Other security		$-

Telecommunication Services - 0.0%

Other security		61,657

Total Rights (Cost $0)		61,657

WARRANTS - 0.0%

Energy - 0.0%

Other security		-

Total Warrants (Cost $0)		-

COMMON STOCKS - 96.5%

Consumer Discretionary - 13.0%

Burlington Stores Inc *	34,415	1,476,404
Pool Corp	19,799	1,599,363
Vail Resorts Inc	16,523	2,114,779
Other securities		97,892,352

		103,082,898

Consumer Staples - 3.3%

Casey’s General Stores Inc	17,643	2,125,099
Post Holdings Inc *	28,028	1,729,328
TreeHouse Foods Inc *	19,542	1,533,265
Other securities		20,753,351

		26,141,043

Energy - 2.6%

Other securities		20,577,896

Financials - 24.7%

Bank of the Ozarks Inc	35,502	1,755,929
CNO Financial Group Inc	84,515	1,613,391
CubeSmart REIT	75,927	2,324,885
DCT Industrial Trust Inc REIT	40,598	1,517,147
EPR Properties REIT	26,239	1,533,670
First American Financial Corp	49,435	1,774,717
Gramercy Property Trust REIT	191,689	1,479,841
Highwoods Properties Inc REIT	43,077	1,878,157
Investors Bancorp Inc	158,547	1,972,325
MarketAxess Holdings Inc	16,967	1,893,348
PrivateBancorp Inc	35,723	1,465,357
Prosperity Bancshares Inc	31,794	1,521,661
Sovran Self Storage Inc REIT	16,294	1,748,509
Sun Communities Inc REIT	22,081	1,513,211
Umpqua Holdings Corp	100,077	1,591,224
Webster Financial Corp	41,347	1,537,695
Other securities		169,049,601

		196,170,668

Health Care - 15.9%

ABIOMED Inc *	19,020	1,717,126
Amsurg Corp *	24,226	1,841,176
Anacor Pharmaceuticals Inc *	18,650	2,106,890
Dyax Corp *	66,197	2,490,331
Neurocrine Biosciences Inc *	38,850	2,197,744
PAREXEL International Corp *	25,131	1,711,924

	Shares	Value
STERIS PLC	38,831	$2,925,528
Ultragenyx Pharmaceutical Inc *	17,486	1,961,579
WellCare Health Plans Inc *	20,037	1,567,094
West Pharmaceutical Services Inc	32,747	1,972,024
Other securities		106,203,877

		126,695,293

Industrials - 11.7%

Curtiss-Wright Corp	21,612	1,480,422
Woodward Inc	29,530	1,466,460
Other securities		90,129,685

		93,076,567

Information Technology - 17.4%

Aspen Technology Inc *	38,812	1,465,541
Cavium Inc *	25,117	1,650,438
EPAM Systems Inc *	22,251	1,749,374
Euronet Worldwide Inc *	23,638	1,712,100
FEI Co	18,791	1,499,334
Guidewire Software Inc *	31,894	1,918,743
Heartland Payment Systems Inc	16,700	1,583,494
Integrated Device Technology Inc *	67,215	1,771,115
j2 Global Inc	21,786	1,793,424
Manhattan Associates Inc *	33,551	2,220,070
MAXIMUS Inc	30,076	1,691,775
Tyler Technologies Inc *	15,328	2,671,977
Other securities		116,212,337

		137,939,722

Materials - 3.5%

Berry Plastics Group Inc *	54,357	1,966,636
Other securities		25,664,704

		27,631,340

Telecommunication Services - 0.8%

Other securities		6,493,427

Utilities - 3.6%

IDACORP Inc	22,853	1,554,004
Piedmont Natural Gas Co Inc	35,803	2,041,487
Portland General Electric Co	40,600	1,476,622
Other securities		23,319,213

		28,391,326

Total Common Stocks (Cost $723,787,256)		766,200,180

	Principal Amount

SHORT-TERM INVESTMENT - 3.3%

Repurchase Agreement - 3.3%

Fixed Income Clearing Corp 0.030% due 01/04/16 (Dated 12/31/15, repurchase price of $26,079,573; collateralized by Freddie Mac: 2.060% due 05/27/21 and value $9,845,325; and U.S. Treasury Notes: 2.000% due 05/31/21 and value $16,759,094)	$26,079,486	26,079,486

Total Short-Term Investment (Cost $26,079,486)		26,079,486

TOTAL INVESTMENTS - 99.8% (Cost $749,866,742)		792,341,323

OTHER ASSETS & LIABILITIES, NET - 0.2%		1,784,607

NET ASSETS - 100.0%		$794,125,930

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Summary Schedule of Investments (Continued)

December 31, 2015

Notes to Schedule of Investments

(a)	As of December 31, 2015, the fund’s composition as a percentage of net assets was as follows:

Financials	24.7%
Information Technology	17.4%
Health Care	15.9%
Consumer Discretionary	13.0%
Industrials	11.7%
Utilities	3.6%
Materials	3.5%
Consumer Staples	3.3%
Short-Term Investment	3.3%
Others (each less than 3.0%)	3.4%

99.8%
Other Assets & Liabilities, Net	0.2%

100.0%

(b)	Investments, including those listed under Other Securities, with a total aggregate value of $86,084 or less than 0.1% of the fund’s net assets were valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or the Board of Trustees.

(c)	Other securities represent the fund’s securities not identified as top-fifty holdings and issuers in terms of value, and not exceeding one percent of the fund’s net assets as of December 31, 2015.

(d)	A Summary Schedule of Investments is presented for this fund. For information on availability of a complete Schedule of Investments, refer to the Where To Go For More Information section of this report.

(e)	Open futures contracts outstanding as of December 31, 2015 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation (Depreciation)
Russell 2000 Mini Index (03/16)	245	($169,475)

(f)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2015:

		Total Value at December 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights (1)	$61,657	$-	$-	$61,657
	Common Stocks
	Consumer Discretionary	103,082,898	103,082,898	-	-
	Consumer Staples	26,141,043	26,141,043	-	-
	Energy	20,577,896	20,577,896	-	-
	Financials	196,170,668	196,170,668	-	-
	Health Care	126,695,293	126,695,293	-	-
	Industrials	93,076,567	93,076,567	-	-
	Information Technology	137,939,722	137,915,295	-	24,427
	Materials	27,631,340	27,631,340	-	-
	Telecommunication Services	6,493,427	6,493,427	-	-
	Utilities	28,391,326	28,391,326	-	-

		766,200,180	766,175,753	-	24,427

	Short-Term Investment	26,079,486	-	26,079,486	-

	Total Assets	792,341,323	766,175,753	26,079,486	86,084

Liabilities	Derivatives:
	Equity Contracts
	Futures	(169,475)	(169,475)	-	-

	Total Liabilities	(169,475)	(169,475)	-	-

	Total	$792,171,848	$766,006,278	$26,079,486	$86,084

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

SMALL-CAP VALUE PORTFOLIO

Schedule of Investments

December 31, 2015

	Shares	Value
COMMON STOCKS - 98.8%

Consumer Discretionary - 18.4%

Big Lots Inc	137,090	$5,283,449
Bloomin’ Brands Inc	348,770	5,890,725
Cable One Inc	8,055	3,493,131
Caleres Inc	105,940	2,841,311
Citi Trends Inc	330,967	7,033,049
Crocs Inc *	519,400	5,318,656
Dana Holding Corp	371,100	5,121,180
Ethan Allen Interiors Inc	125,500	3,491,410
FTD Cos Inc *	90,756	2,375,085
GameStop Corp ‘A’	53,760	1,507,430
Helen of Troy Ltd *	44,910	4,232,768
MarineMax Inc *	276,948	5,101,382
Meritage Homes Corp *	118,270	4,019,997
Murphy USA Inc *	72,900	4,427,946
Office Depot Inc *	634,350	3,577,734
Scholastic Corp	150,490	5,802,894
Shutterfly Inc *	81,850	3,647,236
Tenneco Inc *	58,870	2,702,722
The Children’s Place Inc	117,040	6,460,608

		82,328,713

Consumer Staples - 2.0%

Cott Corp (Canada)	530,003	5,824,733
Dean Foods Co	173,180	2,970,037

		8,794,770

Energy - 3.8%

QEP Resources Inc	432,130	5,790,542
RPC Inc	336,510	4,021,295
SM Energy Co	157,410	3,094,681
Synergy Resources Corp *	470,220	4,006,274

		16,912,792

Financials - 29.1%

1st Source Corp	112,873	3,484,390
Aspen Insurance Holdings Ltd (Bermuda)	117,960	5,697,468
Associated Banc-Corp	261,200	4,897,500
CNO Financial Group Inc	345,076	6,587,501
Customers Bancorp Inc *	183,257	4,988,256
Essent Group Ltd *	166,127	3,636,520
First American Financial Corp	185,080	6,644,372
First Commonwealth Financial Corp	313,930	2,847,345
First Niagara Financial Group Inc	482,200	5,231,870
FirstMerit Corp	282,090	5,260,979
Fulton Financial Corp	315,330	4,102,443
Gramercy Property Trust REIT	849,489	6,558,053
HomeStreet Inc *	185,900	4,035,889
Independent Bank Group Inc	81,060	2,593,920
LTC Properties Inc REIT	111,560	4,812,698
National Storage Affiliates Trust REIT	328,740	5,631,316
Ramco-Gershenson Properties Trust REIT	243,382	4,042,575
STAG Industrial Inc REIT	43,535	803,221
Sterling Bancorp	320,970	5,206,133
Summit Hotel Properties Inc REIT	259,630	3,102,579
Synovus Financial Corp	147,240	4,767,631
Texas Capital Bancshares Inc *	89,230	4,409,747
The Hanover Insurance Group Inc	54,750	4,453,365
Validus Holdings Ltd	140,370	6,497,727
Webster Financial Corp	170,880	6,355,027
Wilshire Bancorp Inc	409,259	4,726,941
WSFS Financial Corp	122,820	3,974,455
Zions Bancorp	158,620	4,330,326

		129,680,247

	Shares	Value
Health Care - 2.8%

LifePoint Health Inc *	68,540	$5,030,836
Molina Healthcare Inc *	49,890	2,999,886
WellCare Health Plans Inc *	60,450	4,727,794

		12,758,516

Industrials - 16.7%

AECOM *	196,461	5,899,724
Aegion Corp *	305,961	5,908,107
Air Transport Services Group Inc *	437,615	4,411,159
Columbus McKinnon Corp	151,004	2,853,976
EMCOR Group Inc	121,020	5,813,801
Granite Construction Inc	166,440	7,141,941
Hawaiian Holdings Inc *	80,970	2,860,670
Mistras Group Inc *	274,210	5,234,669
MRC Global Inc *	424,780	5,479,662
Oshkosh Corp	115,000	4,489,600
Regal Beloit Corp	92,510	5,413,685
SkyWest Inc	353,200	6,717,864
Viad Corp	214,570	6,057,311
Wabash National Corp *	225,430	2,666,837
WESCO International Inc *	78,180	3,414,902

		74,363,908

Information Technology - 21.2%

Advanced Micro Devices Inc *	620,980	1,782,213
Avnet Inc	63,400	2,716,056
Booz Allen Hamilton Holding Corp	178,450	5,505,182
Cabot Microelectronics Corp *	30,631	1,341,025
Celestica Inc (NYSE) * (Canada)	277,420	3,059,943
CSG Systems International Inc	189,490	6,817,850
Cypress Semiconductor Corp *	546,301	5,359,213
Daktronics Inc	327,570	2,856,410
ExlService Holdings Inc *	94,808	4,259,723
Fairchild Semiconductor International Inc *	294,120	6,091,225
Finisar Corp *	422,150	6,138,061
FormFactor Inc *	739,706	6,657,354
Mitel Networks Corp *	641,039	4,929,590
MKS Instruments Inc	130,630	4,702,680
Photronics Inc *	267,808	3,334,210
Polycom Inc *	345,730	4,352,741
SunEdison Semiconductor Ltd *	497,455	3,900,047
Sykes Enterprises Inc *	148,450	4,569,291
TTM Technologies Inc *	416,939	2,714,273
Unisys Corp *	298,440	3,297,762
Verint Systems Inc *	89,020	3,610,651
Vishay Intertechnology Inc	542,412	6,536,065

		94,531,565

Materials - 1.8%

A Schulman Inc	156,636	4,799,327
Graphic Packaging Holding Co	251,310	3,224,307

		8,023,634

Utilities - 3.0%

PNM Resources Inc	232,630	7,111,499
Southwest Gas Corp	114,400	6,310,304

		13,421,803

Total Common Stocks (Cost $443,109,511)		440,815,948

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

SMALL-CAP VALUE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
SHORT-TERM INVESTMENT - 1.4%

Repurchase Agreement - 1.4%

Fixed Income Clearing Corp 0.030% due 01/04/16 (Dated 12/31/15, repurchase price of $6,064,824; collateralized by U.S. Treasury Notes: 2.000% due 05/31/21 and value $6,188,438)	$6,064,804	$6,064,804

Total Short-Term Investment (Cost $6,064,804)		6,064,804

TOTAL INVESTMENTS - 100.2% (Cost $449,174,315)		446,880,752

OTHER ASSETS & LIABILITIES, NET - (0.2%)		(856,667)

NET ASSETS - 100.0%		$446,024,085

Notes to Schedule of Investments

(a)	As of December 31, 2015, the fund’s composition as a percentage of net assets was as follows:

Financials	29.1%
Information Technology	21.2%
Consumer Discretionary	18.4%
Industrials	16.7%
Energy	3.8%
Utilities	3.0%
Others (each less than 3.0%)	8.0%

	100.2%
Other Assets & Liabilities, Net	(0.2%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2015:

		Total Value at December 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks (1)	$440,815,948	$440,815,948	$-	$-
	Short-Term Investment	6,064,804	-	6,064,804	-

	Total	$446,880,752	$440,815,948	$6,064,804	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

VALUE ADVANTAGE PORTFOLIO

Schedule of Investments

December 31, 2015

	Shares	Value
COMMON STOCKS - 99.2%

Consumer Discretionary - 14.6%

AutoZone Inc *	10,676	$7,920,631
Bed Bath & Beyond Inc *	163,925	7,909,381
Best Buy Co Inc	298,664	9,094,319
Brinker International Inc	47,200	2,263,240
CBS Corp ‘B’	137,052	6,459,261
Charter Communications Inc ‘A’ *	40,926	7,493,550
Clear Channel Outdoor Holdings Inc ‘A’ *	369,634	2,066,254
ClubCorp Holdings Inc	147,324	2,691,609
Columbia Sportswear Co	35,800	1,745,608
DISH Network Corp ‘A’ *	206,144	11,787,314
Entercom Communications Corp ‘A’ *	226,016	2,538,160
Expedia Inc	68,991	8,575,581
Genuine Parts Co	138,344	11,882,366
Hanesbrands Inc	167,788	4,938,001
Jarden Corp *	52,447	2,995,773
Kohl’s Corp	268,203	12,774,509
La Quinta Holdings Inc *	292,730	3,984,055
Media General Inc *	280,944	4,537,246
TEGNA Inc	154,500	3,942,840
The Gap Inc	297,746	7,354,326
The Home Depot Inc	53,227	7,039,271
Tiffany & Co	109,110	8,324,002
Time Inc	176,546	2,766,476
Time Warner Inc	68,915	4,456,733

		145,540,506

Consumer Staples - 5.0%

CVS Health Corp	81,586	7,976,663
Dr Pepper Snapple Group Inc	75,152	7,004,166
Energizer Holdings Inc	93,399	3,181,170
Post Holdings Inc *	88,219	5,443,112
The Kroger Co	193,896	8,110,670
The Procter & Gamble Co	153,080	12,156,083
TreeHouse Foods Inc *	78,052	6,123,960

		49,995,824

Energy - 6.5%

Devon Energy Corp	88,520	2,832,640
EQT Corp	78,550	4,094,811
Exxon Mobil Corp	284,075	22,143,646
HollyFrontier Corp	170,164	6,787,842
Kinder Morgan Inc	388,540	5,797,017
Marathon Petroleum Corp	86,115	4,464,202
PBF Energy Inc ‘A’	148,281	5,458,224
Phillips 66	100,742	8,240,696
Southwestern Energy Co *	237,544	1,688,938
Teekay Corp (Bermuda)	290,290	2,865,162

		64,373,178

Financials - 37.1%

Alleghany Corp *	7,248	3,464,037
Allied World Assurance Co Holdings AG	146,709	5,456,108
Ally Financial Inc *	380,574	7,093,899
American Homes 4 Rent ‘A’ REIT	316,783	5,277,605
American International Group Inc	248,856	15,421,606
American Residential Properties Inc REIT	190,898	3,607,972
Ameriprise Financial Inc	44,270	4,711,213
Bank of America Corp	1,192,699	20,073,124
Brixmor Property Group Inc REIT	323,113	8,342,778
Brookfield Asset Management Inc ‘A’ (Canada)	140,627	4,433,969
Capital One Financial Corp	277,958	20,063,008
CIT Group Inc	154,853	6,147,664
Citigroup Inc	222,660	11,522,655
Citizens Financial Group Inc	350,182	9,171,267
CNO Financial Group Inc	295,656	5,644,073

	Shares	Value
EastGroup Properties Inc REIT	82,369	$4,580,540
Fifth Third Bancorp	363,706	7,310,491
First Republic Bank	80,115	5,292,397
HCP Inc REIT	124,857	4,774,532
Kimco Realty Corp REIT	226,085	5,982,209
Legg Mason Inc	178,586	7,005,929
Loews Corp	494,605	18,992,832
M&T Bank Corp	122,931	14,896,779
Marsh & McLennan Cos Inc	89,724	4,975,196
National Bank Holdings Corp ‘A’	46,437	992,359
Northern Trust Corp	74,530	5,372,868
Outfront Media Inc REIT	181,759	3,967,799
Prudential Financial Inc	121,822	9,917,529
Rayonier Inc REIT	295,481	6,559,678
SunTrust Banks Inc	267,129	11,443,806
T Rowe Price Group Inc	151,224	10,811,004
The Chubb Corp	77,827	10,322,973
The Hartford Financial Services Group Inc	266,982	11,603,038
The PNC Financial Services Group Inc	146,602	13,972,637
The Travelers Cos Inc	103,190	11,646,023
Unum Group	239,830	7,983,941
US Bancorp	271,471	11,583,667
Wells Fargo & Co	759,933	41,309,958
Weyerhaeuser Co REIT	194,872	5,842,262
WR Berkley Corp	37,989	2,079,898

		369,651,323

Health Care - 8.7%

Aetna Inc	89,580	9,685,390
HCA Holdings Inc *	85,906	5,809,823
Johnson & Johnson	144,553	14,848,484
Merck & Co Inc	268,910	14,203,826
National HealthCare Corp	43,866	2,706,532
Pfizer Inc	818,662	26,426,409
UnitedHealth Group Inc	108,347	12,745,941

		86,426,405

Industrials - 7.6%

Carlisle Cos Inc	101,124	8,968,688
Delta Air Lines Inc	301,877	15,302,145
Dover Corp	176,630	10,829,185
Honeywell International Inc	81,427	8,433,394
Illinois Tool Works Inc	99,460	9,217,953
United Technologies Corp	128,275	12,323,379
WW Grainger Inc	50,381	10,206,687

		75,281,431

Information Technology - 7.1%

Analog Devices Inc	57,375	3,173,985
Arrow Electronics Inc *	146,507	7,937,749
Cisco Systems Inc	386,513	10,495,761
Hewlett Packard Enterprise Co	258,343	3,926,814
HP Inc	201,888	2,390,354
KLA-Tencor Corp	77,825	5,397,164
Microsoft Corp	230,726	12,800,678
PayPal Holdings Inc *	104,035	3,766,067
QUALCOMM Inc	156,439	7,819,603
Texas Instruments Inc	234,768	12,867,634

		70,575,809

Materials - 4.0%

Ball Corp	143,107	10,408,172
KapStone Paper & Packaging Corp	275,932	6,233,304
Martin Marietta Materials Inc	62,974	8,600,989
The Mosaic Co	206,750	5,704,232
WestRock Co	200,332	9,139,146

		40,085,843

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

VALUE ADVANTAGE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Shares	Value
Telecommunication Services - 2.0%

T-Mobile US Inc *	200,524	$7,844,499
Verizon Communications Inc	259,983	12,016,414

		19,860,913

Utilities - 6.6%

American Electric Power Co Inc	169,607	9,883,000
Duke Energy Corp	134,946	9,633,795
Edison International	158,416	9,379,811
Eversource Energy	153,798	7,854,464
NextEra Energy Inc	94,991	9,868,615
Sempra Energy	92,429	8,689,250
Xcel Energy Inc	286,540	10,289,652

		65,598,587

Total Common Stocks (Cost $943,968,941)		987,389,819

	Principal Amount

SHORT-TERM INVESTMENT - 0.9%

Repurchase Agreement - 0.9%

Fixed Income Clearing Corp 0.030% due 01/04/16 (Dated 12/31/15, repurchase price of $9,258,190; collateralized by Freddie Mac: 2.120% due 06/02/21 and value $9,445,000)	$9,258,159	9,258,159

Total Short-Term Investment (Cost $9,258,159)		9,258,159

TOTAL INVESTMENTS - 100.1% (Cost $953,227,100)		996,647,978

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(1,355,479)

NET ASSETS - 100.0%		$995,292,499

Notes to Schedule of Investments

(a)	As of December 31, 2015, the fund’s composition as a percentage of net assets was as follows:

Financials	37.1%
Consumer Discretionary	14.6%
Health Care	8.7%
Industrials	7.6%
Information Technology	7.1%
Utilities	6.6%
Energy	6.5%
Consumer Staples	5.0%
Materials	4.0%
Others (each less than 3.0%)	2.9%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2015:

		Total Value at December 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks (1)	$987,389,819	$987,389,819	$-	$-
	Short-Term Investment	9,258,159	-	9,258,159	-

	Total	$996,647,978	$987,389,819	$9,258,159	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

EMERGING MARKETS PORTFOLIO

Schedule of Investments

December 31, 2015

	Shares	Value
WARRANTS - 0.0%

Malaysia - 0.0%

Genting Bhd Exercise @ MYR 7.96 Exp 12/18/18 *	1,707,375	$338,015

Total Warrants (Cost $804,480)		338,015

PREFERRED STOCKS - 2.5%

Brazil - 2.1%

Cia Brasileira de Distribuicao	537,300	5,655,252
Lojas Americanas SA	4,861,575	23,747,553

		29,402,805

Colombia - 0.3%

Banco Davivienda SA	621,748	4,261,907

India - 0.1%

Zee Entertainment Enterprises Ltd	84,748,734	1,152,935

Total Preferred Stocks (Cost $48,278,339)		34,817,647

COMMON STOCKS - 92.6%

Argentina - 0.6%

MercadoLibre Inc	75,000	8,575,500

Brazil - 4.5%

BM&FBovespa SA	5,026,743	13,752,255
Diagnosticos da America SA	1,311,500	3,350,525
Embraer SA ADR	628,363	18,561,843
Estacio Participacoes SA	2,281,800	7,984,470
Kroton Educacional SA	5,711,890	13,636,212
Sul America SA	1,355,041	6,353,577

		63,638,882

China - 25.6%

Alibaba Group Holding Ltd ADR *	644,500	52,378,515
Baidu Inc ADR *	233,880	44,212,675
China Life Insurance Co Ltd ‘H’	4,442,000	14,290,045
China Lodging Group Ltd ADR	74,624	2,332,746
China Oilfield Services Ltd ‘H’	618,000	526,570
China Pacific Insurance Group Co Ltd ‘H’	3,593,400	14,740,026
Ctrip.com International Ltd ADR *	780,650	36,167,515
Homeinns Hotel Group ADR *	331,880	11,337,021
JD.com Inc ADR *	1,253,758	40,452,502
New Oriental Education & Technology Group Inc ADR	700,220	21,965,901
PICC Property & Casualty Co Ltd ‘H’	4,440,000	8,740,284
Sinopharm Group Co Ltd ‘H’	5,523,200	22,029,655
SOHO China Ltd	9,575,500	4,620,182
Tencent Holdings Ltd	2,927,618	57,112,112
The People’s Insurance Co Group of China Ltd ‘H’	6,523,000	3,168,510
Tingyi Cayman Islands Holding Corp	9,060,000	12,883,320
Tsingtao Brewery Co Ltd ‘H’	1,024,000	4,610,457
Want Want China Holdings Ltd	14,303,000	10,579,667

		362,147,703

Colombia - 1.8%

Almacenes Exito SA	728,528	3,098,643
Almacenes Exito SA GDR ~	499,878	2,125,781

	Shares	Value
Grupo Aval Acciones y Valores SA ADR	1,700,990	$11,090,455
Grupo de Inversiones Suramericana SA	873,928	9,791,860

		26,106,739

Egypt - 0.6%

Commercial International Bank Egypt SAE	1,761,802	8,570,448

France - 2.2%

Kering	83,156	14,174,259
LVMH Moet Hennessy Louis Vuitton SE	109,302	17,086,816

		31,261,075

Hong Kong - 7.0%

AIA Group Ltd	4,646,200	27,680,007
Hang Lung Group Ltd	1,944,000	6,303,370
Hang Lung Properties Ltd	6,347,000	14,395,472
Hong Kong Exchanges & Clearing Ltd	706,417	17,950,843
Jardine Strategic Holdings Ltd (XSES)	583,670	15,897,752
Melco Crown Entertainment Ltd ADR	977,920	16,429,056

		98,656,500

India - 16.4%

Apollo Hospitals Enterprise Ltd	597,107	13,183,190
Asian Paints Ltd	214,344	2,853,222
Cipla Ltd	683,517	6,686,232
Dr Reddy’s Laboratories Ltd	358,427	16,788,145
Glenmark Pharmaceuticals Ltd	316,776	4,387,919
Housing Development Finance Corp Ltd	3,377,660	64,170,764
ICICI Bank Ltd ADR	1,461,410	11,442,840
Infosys Ltd	2,452,419	40,764,005
Kotak Mahindra Bank Ltd	443,884	4,811,597
Lupin Ltd	159,605	4,407,655
Sun Pharmaceutical Industries Ltd	746,248	9,198,322
Tata Consultancy Services Ltd	542,312	19,903,024
UltraTech Cement Ltd	191,763	8,033,153
Zee Entertainment Enterprises Ltd	3,807,740	25,073,354

		231,703,422

Indonesia - 1.8%

P.T. Astra International Tbk	27,512,900	11,823,506
P.T. Indocement Tunggal Prakarsa Tbk	5,074,200	8,095,433
P.T. Semen Indonesia Persero Tbk	7,897,000	6,441,498
P.T. Sumber Alfaria Trijaya Tbk	61,700	2,600

		26,363,037

Italy - 1.4%

Prada SPA	6,272,700	19,464,634

Malaysia - 1.7%

Genting Bhd	10,866,900	18,515,818
Genting Malaysia Bhd	5,856,000	5,964,492

		24,480,310

Mexico - 6.8%

America Movil SAB de CV ‘L’ ADR	788,330	11,083,920
Fomento Economico Mexicano SAB de CV	1,959,956	18,381,020
Grupo Aeroportuario del Sureste SAB de CV ‘B’	421,451	5,964,065
Grupo Financiero Banorte SAB de CV ‘O’	4,959,834	27,336,716
Grupo Financiero Inbursa SAB de CV ‘O’	7,194,653	12,982,895
Grupo Televisa SAB ADR	497,340	13,532,621
Wal-Mart de Mexico SAB de CV	2,999,872	7,569,958

		96,851,195

Nigeria - 0.8%

Guaranty Trust Bank PLC	14,833,426	1,355,564
Nigerian Breweries PLC	9,107,351	6,236,333
Zenith Bank PLC	56,466,824	3,991,063

		11,582,960

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Shares	Value
Philippines - 3.0%

Jollibee Foods Corp	2,288,328	$10,636,827
SM Investments Corp	911,633	16,697,714
SM Prime Holdings Inc	32,556,275	14,997,187

		42,331,728

Poland - 0.1%

Bank Pekao SA	39,797	1,451,158

Russia - 6.9%

Alrosa PAO * +	10,426,953	7,965,879
Magnit PJSC (RTS) * +	289,629	44,405,438
Novatek OAO GDR (LI) ~	362,502	29,726,254
Sberbank of Russia PAO ADR	2,740,240	15,983,192

		98,080,763

Singapore - 0.6%

Global Logistic Properties Ltd	5,500,000	8,281,226

South Korea - 1.3%

NAVER Corp *	32,730	18,227,636

Switzerland - 0.3%

Glencore PLC *	3,649,609	4,856,066

Taiwan - 2.3%

Taiwan Semiconductor Manufacturing Co Ltd	7,459,376	32,187,776

Thailand - 0.9%

Airports of Thailand PCL	491,200	4,704,375
CP ALL PCL	7,010,800	7,603,257

		12,307,632

Turkey - 1.1%

Anadolu Efes Biracilik Ve Malt Sanayii AS	1,108,522	7,179,396
BIM Birlesik Magazalar AS	469,046	8,258,034

		15,437,430

United Arab Emirates - 1.5%

DP World Ltd (NASDAQ)	1,023,654	20,742,833

United Kingdom - 2.4%

Old Mutual PLC (XJSE)	6,952,884	18,598,148
SABMiller PLC	250,750	15,019,835

		33,617,983

United States - 1.0%

Las Vegas Sands Corp	318,040	13,942,874

Total Common Stocks (Cost $1,346,272,816)		1,310,867,510

	Principal Amount	Value
SHORT-TERM INVESTMENT - 5.1%

Repurchase Agreement - 5.1%

Fixed Income Clearing Corp 0.030% due 01/04/16 (Dated 12/31/15, repurchase price of $72,422,244; collateralized by U.S. Treasury Notes: 2.000% due 5/31/21 and value $73,873,844)	$72,422,003	$72,422,003

Total Short-Term Investment (Cost $72,422,003)		72,422,003

TOTAL INVESTMENTS - 100.2% (Cost $1,467,777,638)		1,418,445,175

OTHER ASSETS & LIABILITIES, NET - (0.2%)		(2,631,920)

NET ASSETS - 100.0%		$1,415,813,255

Notes to Schedule of Investments

(a)	As of December 31, 2015, the fund’s composition as a percentage of net assets was as follows:

Financials	24.8%
Consumer Discretionary	23.0%
Information Technology	19.3%
Consumer Staples	10.9%
Industrials	5.8%
Health Care	5.7%
Short-Term Investment	5.1%
Others (each less than 3.0%)	5.6%

	100.2%
Other Assets & Liabilities, Net	(0.2%	)

	100.0%

(b)	As of December 31, 2015, the fund’s composition by country of risk as a percentage of net assets was as follows:

China	25.6%
India	16.5%
Hong Kong	7.0%
Russia	6.9%
Mexico	6.8%
Brazil	6.6%
United States (Includes Short-Term Investment)	6.1%
Philippines	3.0%
Others (each less than 3.0%)	21.7%

	100.2%
Other Assets & Liabilities, Net	(0.2%	)

	100.0%

(c)	Investments with a total aggregate value of $52,371,317 or 3.7% of the fund’s net assets were valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or the Board of Trustees.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

(d)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2015:

		Total Value at December 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Warrants (1)	$338,015	$338,015	$-	$-
	Preferred Stocks
	Brazil	29,402,805	-	29,402,805	-
	Colombia	4,261,907	-	4,261,907	-
	India	1,152,935	1,152,935	-	-

		34,817,647	1,152,935	33,664,712	-

	Common Stocks
	Argentina	8,575,500	8,575,500	-	-
	Brazil	63,638,882	18,561,843	45,077,039	-
	China	362,147,703	208,846,875	153,300,828	-
	Colombia	26,106,739	11,090,455	15,016,284	-
	Egypt	8,570,448	8,570,448	-	-
	France	31,261,075	-	31,261,075	-
	Hong Kong	98,656,500	16,429,056	82,227,444	-
	India	231,703,422	11,442,840	220,260,582	-
	Indonesia	26,363,037	-	26,363,037	-
	Italy	19,464,634	-	19,464,634	-
	Malaysia	24,480,310	-	24,480,310	-
	Mexico	96,851,195	96,851,195	-	-
	Nigeria	11,582,960	-	11,582,960	-
	Philippines	42,331,728	-	42,331,728	-
	Poland	1,451,158	-	1,451,158	-
	Russia	98,080,763	4,833,377	93,247,386	-
	Singapore	8,281,226	-	8,281,226	-
	South Korea	18,227,636	-	18,227,636	-
	Switzerland	4,856,066	-	4,856,066	-
	Taiwan	32,187,776	-	32,187,776	-
	Thailand	12,307,632	-	12,307,632	-
	Turkey	15,437,430	-	15,437,430	-
	United Arab Emirates	20,742,833	-	20,742,833	-
	United Kingdom	33,617,983	-	33,617,983	-
	United States	13,942,874	13,942,874	-	-

		1,310,867,510	399,144,463	911,723,047	-

	Short-Term Investment	72,422,003	-	72,422,003	-

	Total	$1,418,445,175	$400,635,413	$1,017,809,762	$-

During the year ended December 31, 2015, investments with a total aggregate value of $32,325,794 were transferred from Level 1 to Level 2 due to valuation adjustments made to exchange-traded prices as a result of market movements following the close of local trading.

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further geographical region breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments

December 31, 2015

	Shares	Value
COMMON STOCKS - 99.0%

Australia - 0.5%

Orica Ltd	911,238	$10,193,232

Belgium - 0.7%

KBC Groep NV	258,809	16,182,231

Brazil - 0.4%

Ambev SA ADR	2,161,487	9,640,232

Canada - 3.7%

Canadian National Railway Co (NYSE)	648,433	36,234,436
Element Financial Corp	1,168,005	14,096,758
Loblaw Cos Ltd	291,860	13,781,985
Suncor Energy Inc (TSE)	727,995	18,793,077

		82,906,256

China - 0.5%

Alibaba Group Holding Ltd ADR *	142,101	11,548,548

Denmark - 0.6%

Carlsberg AS ‘B’	155,795	13,774,610

France - 14.2%

Air Liquide SA	413,352	46,425,146
Bureau Veritas SA	572,242	11,387,839
Danone SA	783,346	52,865,967
Dassault Systemes	201,544	16,125,260
Engie SA	1,588,526	28,113,267
Hermes International	12,758	4,301,512
L’Oreal SA	58,480	9,838,711
Legrand SA	335,577	18,940,248
LVMH Moet Hennessy Louis Vuitton SE	231,842	36,243,084
Pernod Ricard SA	438,534	49,857,368
Schneider Electric SE (XPAR)	708,409	40,333,885

		314,432,287

Germany - 11.4%

Bayer AG	658,625	82,631,945
Beiersdorf AG	486,226	44,232,064
Linde AG	185,810	26,970,938
Merck KGaA	246,161	23,910,246
MTU Aero Engines AG	106,684	10,399,581
ProSiebenSat.1 Media SE	363,923	18,408,684
SAP SE	593,684	47,287,644

		253,841,102

Hong Kong - 3.6%

AIA Group Ltd	8,621,151	51,361,008
Global Brands Group Holding Ltd *	66,320,699	12,527,488
Li & Fung Ltd	22,613,980	15,260,244

		79,148,740

Israel - 0.8%

Check Point Software Technologies Ltd *	203,173	16,534,219

Japan - 13.8%

Denso Corp	1,019,400	48,604,360
FANUC Corp	142,900	24,634,708
Honda Motor Co Ltd	1,420,500	45,515,005
Hoya Corp	1,482,500	60,439,590
Inpex Corp	2,173,100	21,445,505

	Shares	Value
Japan Tobacco Inc	916,100	$33,636,573
Kyocera Corp	507,800	23,536,127
Shin-Etsu Chemical Co Ltd	205,600	11,167,368
Terumo Corp	1,204,900	37,294,523

		306,273,759

Netherlands - 5.4%

Akzo Nobel NV	558,716	37,318,600
Heineken NV	116,954	9,981,842
ING Groep NV CVA	2,902,325	39,068,327
Randstad Holding NV	538,568	33,501,480

		119,870,249

Singapore - 1.9%

DBS Group Holdings Ltd	2,741,414	32,095,090
Singapore Telecommunications Ltd	3,838,249	9,878,025

		41,973,115

Spain - 1.1%

Amadeus IT Holding SA ‘A’	571,285	25,155,546

Sweden - 1.3%

Hennes & Mauritz AB ‘B’	821,077	29,238,027

Switzerland - 13.3%

Julius Baer Group Ltd	400,936	19,222,356
Kuehne + Nagel International AG	72,699	9,968,103
Nestle SA	1,109,550	82,243,906
Novartis AG	531,871	45,462,522
Roche Holding AG (XVTX)	251,715	69,369,666
Sonova Holding AG	89,630	11,378,196
UBS Group AG (XVTX)	2,939,770	56,572,645

		294,217,394

Taiwan - 2.9%

Hon Hai Precision Industry Co Ltd	4,276,351	10,459,160
Taiwan Semiconductor Manufacturing Co Ltd ADR	2,372,284	53,969,461

		64,428,621

United Kingdom - 20.5%

Barclays PLC	6,953,832	22,507,318
BG Group PLC	1,126,329	16,333,247
Compass Group PLC	4,431,081	76,692,269
Delphi Automotive PLC	179,924	15,424,884
Diageo PLC	1,261,732	34,408,049
HSBC Holdings PLC	4,956,547	39,114,271
Prudential PLC	988,217	22,124,109
Reckitt Benckiser Group PLC	577,932	53,198,026
Rio Tinto PLC	561,052	16,350,545
Rolls-Royce Holdings PLC *	2,055,849	17,401,670
Sky PLC	2,495,300	40,825,454
Smiths Group PLC	1,431,024	19,796,985
Standard Chartered PLC	1,077,704	8,940,987
WPP PLC	3,177,562	73,140,209

		456,258,023

United States - 2.4%

Valeant Pharmaceuticals International Inc (NYSE) *	131,679	13,385,170
Yum! Brands Inc	556,617	40,660,872

		54,046,042

Total Common Stocks (Cost $2,120,141,748)		2,199,662,233

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
SHORT-TERM INVESTMENT - 0.9%

Repurchase Agreement - 0.9%

Fixed Income Clearing Corp 0.030% due 01/04/16 (Dated 12/31/15, repurchase price of $19,273,636; collateralized by Freddie Mac: 2.120% due 06/02/21 and value $19,660,000)	$19,273,571	$19,273,571

Total Short-Term Investment (Cost $19,273,571)		19,273,571

TOTAL INVESTMENTS - 99.9% (Cost $2,139,415,319)		2,218,935,804

OTHER ASSETS & LIABILITIES, NET - 0.1%		3,196,115

NET ASSETS - 100.0%		$2,222,131,919

Notes to Schedule of Investments

(a)	As of December 31, 2015, the fund’s composition as a percentage of net assets was as follows:

Consumer Discretionary	20.6%
Consumer Staples	18.3%
Health Care	15.5%
Financials	14.5%
Industrials	10.0%
Information Technology	9.2%
Materials	6.7%
Others (each less than 3.0%)	5.1%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)	As of December 31, 2015, the fund’s composition by country of risk as a percentage of net assets was as follows:

United Kingdom	20.5%
France	14.2%
Japan	13.8%
Switzerland	13.3%
Germany	11.4%
Netherlands	5.4%
Canada	3.7%
Hong Kong	3.6%
United States (Includes Short-Term Investment)	3.3%
Others (each less than 3.0%)	10.7%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

(c)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2015:

		Total Value at December 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Australia	$10,193,232	$-	$10,193,232	$-
	Belgium	16,182,231	-	16,182,231	-
	Brazil	9,640,232	9,640,232	-	-
	Canada	82,906,256	82,906,256	-	-
	China	11,548,548	11,548,548	-	-
	Denmark	13,774,610	-	13,774,610	-
	France	314,432,287	-	314,432,287	-
	Germany	253,841,102	-	253,841,102	-
	Hong Kong	79,148,740	-	79,148,740	-
	Israel	16,534,219	16,534,219	-	-
	Japan	306,273,759	-	306,273,759	-
	Netherlands	119,870,249	-	119,870,249	-
	Singapore	41,973,115	-	41,973,115	-
	Spain	25,155,546	-	25,155,546	-
	Sweden	29,238,027	-	29,238,027	-
	Switzerland	294,217,394	-	294,217,394	-
	Taiwan	64,428,621	53,969,461	10,459,160	-
	United Kingdom	456,258,023	15,424,884	440,833,139	-
	United States	54,046,042	54,046,042	-	-

		2,199,662,233	244,069,642	1,955,592,591	-

	Short-Term Investment	19,273,571	-	19,273,571	-

	Total	$2,218,935,804	$244,069,642	$1,974,866,162	$-

During the year ended December 31, 2015, an investment with a value of $56,572,645 was transferred from Level 1 to Level 2 due to valuation adjustments made to exchange-traded prices as a result of market movements following the close of local trading.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

INTERNATIONAL SMALL-CAP PORTFOLIO

Schedule of Investments

December 31, 2015

	Shares	Value
COMMON STOCKS - 98.6%

Australia - 3.4%

Aristocrat Leisure Ltd	1,094,590	$8,089,410
Beach Energy Ltd	2,020,690	724,650
CSR Ltd	2,045,030	4,271,951
Genworth Mortgage Insurance Australia Ltd	846,429	1,687,321
Grange Resources Ltd	4,091,556	268,017
JB Hi-Fi Ltd	328,970	4,651,159
Orora Ltd	3,841,771	6,245,574
OzForex Group Ltd	1,278,714	3,043,708
Pact Group Holdings Ltd	700,186	2,545,638
Sirtex Medical Ltd	172,931	5,016,864
Spotless Group Holdings Ltd	2,581,288	2,016,419
The Star Entertainment Group Ltd	1,761,114	6,481,843
TPG Telecom Ltd	973,502	6,959,678
Western Areas Ltd	740,711	1,196,069

		53,198,301

Austria - 0.5%

Conwert Immobilien Invest SE *	209,268	3,188,703
Oesterreichische Post AG	66,894	2,438,890
Vienna Insurance Group AG Wiener Versicherung Gruppe	105,108	2,869,187

		8,496,780

Belgium - 0.2%

Ontex Group NV	88,882	3,159,469

Brazil - 0.1%

Sao Martinho SA	119,614	1,380,823

Canada - 7.7%

Advantage Oil & Gas Ltd *	316,700	1,609,020
AGF Management Ltd ‘B’	547,300	2,056,775
Aimia Inc	640,200	4,353,749
Bankers Petroleum Ltd *	1,164,500	858,416
Bird Construction Inc	369,793	3,474,242
Bonavista Energy Corp	327,460	430,713
Boyd Group Income Fund	114,600	5,474,496
Canaccord Genuity Group Inc	441,100	1,628,981
Canam Group Inc	268,300	2,693,277
CCL Industries Inc ‘B’	47,540	7,708,716
Celestica Inc (TSE) *	353,800	3,912,076
Choice Properties REIT	282,500	2,409,121
Cogeco Cable Inc	103,600	4,624,826
Colliers International Group Inc	52,100	2,324,299
Concordia Healthcare Corp	61,100	2,496,635
Constellation Software Inc	18,979	7,912,557
Dream Global REIT	338,800	2,120,408
Enerflex Ltd	342,800	3,292,485
Exchange Income Corp	158,200	3,259,581
FirstService Corp (TSE)	52,100	2,104,784
Gibson Energy Inc	175,950	1,757,338
Great Canadian Gaming Corp *	230,300	2,574,793
Intertape Polymer Group Inc	291,214	3,933,504
Kinaxis Inc *	67,800	2,299,036
Lake Shore Gold Corp *	2,601,000	2,105,312
Leucrotta Exploration Inc *	595,400	352,842
Linamar Corp	117,400	6,340,466
Martinrea International Inc	419,800	3,188,623
Parex Resources Inc *	498,800	3,662,505
Parkland Fuel Corp	456,300	7,680,297
Progressive Waste Solutions Ltd	131,100	3,088,719
Ritchie Bros Auctioneers Inc (TSE)	147,700	3,558,805
RONA Inc	72,800	649,765
Sandvine Corp *	1,467,500	3,754,390

	Shares	Value
The Intertain Group Ltd *	342,900	$2,468,226
TransAlta Renewables Inc	430,891	3,229,269
Transcontinental Inc ‘A’	307,300	3,833,199
Twin Butte Energy Ltd	421,000	27,383
Western Energy Services Corp	338,600	949,460
Westshore Terminals Investment Corp	166,108	1,398,539

		121,597,628

China - 0.2%

Yangzijiang Shipbuilding Holdings Ltd	4,016,600	3,101,263

Cyprus - 0.1%

Ocean Rig UDW Inc	543,563	886,008

Denmark - 2.9%

NKT Holding AS	58,497	3,011,321
Pandora AS	76,517	9,655,241
Royal Unibrew AS	284,730	11,547,397
Sydbank AS	168,342	5,394,136
Topdanmark AS *	271,920	7,735,921
Vestas Wind Systems AS	124,123	8,665,991

		46,010,007

Finland - 1.1%

Kesko OYJ ‘B’	111,027	3,876,191
Tieto OYJ	251,018	6,716,137
Valmet OYJ	300,101	2,890,135
YIT OYJ	759,763	4,278,124

		17,760,587

France - 6.2%

Atos SE	88,575	7,439,332
Eiffage SA	77,755	5,014,408
Eurazeo SA	48,037	3,305,947
Eutelsat Communications SA	201,003	6,002,639
Faurecia	82,560	3,307,633
Groupe Eurotunnel SE	524,332	6,507,073
Innate Pharma SA *	204,177	2,998,186
Ipsen SA	88,685	5,873,721
IPSOS	95,008	2,187,931
Nexity SA	75,649	3,351,968
Peugeot SA *	584,782	10,253,463
SCOR SE	200,855	7,513,807
Societe BIC SA	28,808	4,740,095
Technicolor SA	715,753	5,791,855
UBISOFT Entertainment *	188,831	5,463,127
Valeo SA	42,303	6,530,941
Veolia Environnement SA	320,574	7,598,641
Wendel SA	31,496	3,741,140

		97,621,907

Germany - 6.3%

ADVA AG Optical Networking *	281,990	3,391,559
Aurubis AG	104,025	5,304,817
Evotec AG *	548,977	2,462,060
Freenet AG	191,657	6,498,347
Gerresheimer AG	69,447	5,431,726
Grand City Properties SA	135,383	3,167,188
HOCHTIEF AG	50,153	4,651,150
KION Group AG *	90,372	4,493,048
Nordex SE *	170,764	6,070,123
OSRAM Licht AG	122,437	5,151,864
PATRIZIA Immobilien AG *	90,082	2,640,287
Pfeiffer Vacuum Technology AG	23,710	2,415,822
ProSiebenSat.1 Media SE	98,250	4,969,879
Rheinmetall AG	76,625	5,102,921
RHOEN-KLINIKUM AG	187,600	5,622,766
Salzgitter AG	144,007	3,555,638

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

INTERNATIONAL SMALL-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Shares	Value
SMA Solar Technology AG *	87,223	$4,902,733
Software AG	136,143	3,898,878
STADA Arzneimittel AG	105,264	4,240,987
Talanx AG	153,532	4,746,588
United Internet AG	186,409	10,250,856

		98,969,237

Greece - 0.2%

Tsakos Energy Navigation Ltd	444,300	3,518,856

Hong Kong - 1.7%

AMVIG Holdings Ltd	2,232,000	926,344
Dah Sing Financial Holdings Ltd	389,200	1,932,042
HK Electric Investments & HK Electric Investments Ltd ~ >>	4,730,500	3,962,884
Hutchison Telecommunications Hong Kong Holdings Ltd	1,756,000	607,398
Kerry Properties Ltd	947,371	2,579,073
Lifestyle International Holdings Ltd	1,770,500	2,363,648
Orient Overseas International Ltd	782,000	3,741,076
SmarTone Telecommunications Holdings Ltd	3,030,500	4,601,854
The United Laboratories International Holdings Ltd *	6,002,000	3,292,395
Yue Yuen Industrial Holdings Ltd	825,500	2,804,473

		26,811,187

Ireland - 0.2%

Smurfit Kappa Group PLC	150,696	3,845,936

Israel - 0.8%

Israel Discount Bank Ltd ‘A’ *	1,994,924	3,615,753
Mizrahi Tefahot Bank Ltd	412,953	4,930,834
Orbotech Ltd *	154,300	3,414,659

		11,961,246

Italy - 2.5%

Anima Holding SPA ~	416,890	3,577,524
Astaldi SPA	304,685	1,842,182
Brembo SPA	164,848	7,958,291
De’ Longhi SPA	259,182	7,758,330
DiaSorin SPA	53,640	2,804,990
ERG SPA	190,700	2,563,428
Maire Tecnimont SPA *	867,946	2,364,426
Moncler SPA	287,601	3,982,856
Salini Impregilo SPA	765,489	3,297,242
Saras SPA *	1,808,343	3,464,211

		39,613,480

Japan - 23.6%

Accordia Golf Co Ltd	239,200	2,292,155
Ain Holdings Inc	93,000	4,430,278
Anicom Holdings Inc *	140,000	3,726,583
Asahi Intecc Co Ltd	125,400	5,745,006
Bando Chemical Industries Ltd	429,000	1,787,939
Calsonic Kansei Corp	600,000	5,292,458
Central Glass Co Ltd	430,000	1,971,365
Ci:z Holdings Co Ltd	161,600	2,789,252
Clarion Co Ltd	969,000	3,487,378
Create Restaurants Holdings Inc	154,900	4,291,798
CROOZ Inc	98,600	2,385,432
Daihen Corp	91,601	431,520
Daikyo Inc	2,375,000	3,853,539
Dexerials Corp *	350,000	3,751,203
Dip Corp	182,800	3,728,096
EDION Corp	274,300	2,065,400
Eiken Chemical Co Ltd	194,500	3,578,627
Enplas Corp	57,300	2,056,782

	Shares	Value
F@N Communications Inc	356,000	$2,180,739
Ferrotec Corp	209,500	2,474,829
Foster Electric Co Ltd	145,500	3,162,395
Fuji Electric Co Ltd	892,000	3,740,514
Fujikura Ltd	1,093,000	5,905,898
Fujitsu General Ltd	339,000	4,306,658
Furukawa Electric Co Ltd	1,178,000	2,494,441
GCA Savvian Corp	247,300	2,527,790
Goldcrest Co Ltd	136,500	2,485,236
Haseko Corp	906,000	10,001,932
Idemitsu Kosan Co Ltd	179,300	2,852,764
Ishihara Sangyo Kaisha Ltd *	3,012,000	2,546,436
Itochu Techno-Solutions Corp	154,600	3,089,038
Japan Airlines Co Ltd	180,600	6,467,551
Japan Aviation Electronics Industry Ltd	220,000	3,162,212
Jeol Ltd	384,000	2,497,691
Kaken Pharmaceutical Co Ltd	66,500	4,533,043
Kanto Denka Kogyo Co Ltd	520,000	3,409,217
Kawasaki Kisen Kaisha Ltd	1,256,000	2,684,576
Kinden Corp	389,000	4,959,716
Kissei Pharmaceutical Co Ltd	136,600	3,425,673
Konoike Transport Co Ltd	266,000	3,502,275
Kose Corp	36,300	3,341,722
Kyudenko Corp	200,000	3,579,140
Marvelous Inc	410,000	3,105,621
Matsumotokiyoshi Holdings Co Ltd	123,700	6,312,083
Megmilk Snow Brand Co Ltd	148,300	3,810,884
Meitec Corp	87,700	2,999,680
Message Co Ltd	151,900	4,343,729
Mitsubishi Steel Manufacturing Co Ltd	981,000	1,873,872
Morinaga & Co Ltd	741,000	3,891,999
NET One Systems Co Ltd	440,500	2,815,803
NHK Spring Co Ltd	538,600	5,394,907
Nichi-iko Pharmaceutical Co Ltd	217,600	5,170,246
Nichiha Corp	274,200	4,119,271
Nippon Suisan Kaisha Ltd	1,401,000	7,782,941
Nishimatsuya Chain Co Ltd	260,300	2,259,760
Nissha Printing Co Ltd	227,300	4,427,953
Nitto Kogyo Corp	144,700	2,519,626
North Pacific Bank Ltd	774,800	2,671,825
NS Solutions Corp	145,400	3,301,761
NTN Corp	1,083,000	4,566,786
OKI Electric Cable Co Ltd	879,000	1,922,247
OKUMA Corp	493,000	3,983,925
Open House Co Ltd	398,000	7,664,003
Oracle Corp Japan	73,100	3,408,996
OSAKA Titanium Technologies Co Ltd	166,700	3,415,487
OSG Corp	242,700	4,588,089
Pigeon Corp	195,900	4,756,755
Qol Co Ltd	194,000	2,735,294
Raito Kogyo Co Ltd	336,400	3,278,006
Roland DG Corp	130,200	2,772,627
SAMTY Co Ltd	254,300	2,644,372
Seikitokyu Kogyo Co Ltd	484,000	2,434,039
Seiko Holdings Corp	819,000	4,620,847
Senshu Ikeda Holdings Inc	770,200	3,181,251
Shinoken Group Co Ltd	184,200	3,486,909
Sojitz Corp	1,757,500	3,684,017
Square Enix Holdings Co Ltd	229,800	5,542,538
Sumitomo Osaka Cement Co Ltd	1,691,000	6,213,125
Sumitomo Real Estate Sales Co Ltd	111,800	2,561,425
Tabuchi Electric Co Ltd	364,800	2,266,933
Tadano Ltd	386,000	4,666,972
Taiyo Yuden Co Ltd	263,900	3,647,678
Takara Leben Co Ltd	585,900	3,249,412
Takuma Co Ltd	345,000	2,830,363
TASAKI & Co Ltd	252,200	3,422,179
The Nishi-Nippon City Bank Ltd	1,051,000	2,763,756
Toho Gas Co Ltd	657,000	4,242,806
Toho Holdings Co Ltd	223,100	5,423,505

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

INTERNATIONAL SMALL-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Shares	Value
Tokuyama Corp *	1,838,000	$3,984,945
Toridoll.corp	216,800	3,954,565
Tosei Corp	357,500	2,252,642
Toyo Engineering Corp *	971,000	2,486,114
Toyota Boshoku Corp	146,800	2,948,215
Tsugami Corp	24,000	103,672
Tsuruha Holdings Inc	82,500	7,168,909
Ube Industries Ltd	2,062,000	4,351,865
Ulvac Inc	375,664	10,611,519
Usen Corp *	1,379,420	3,960,950
Valor Holdings Co Ltd	101,400	2,381,691
Zenkoku Hosho Co Ltd	114,200	3,768,636

		371,746,323

Luxembourg - 0.4%

APERAM SA *	172,524	6,109,723

Malta - 0.4%

Unibet Group PLC SDR	58,317	5,950,112

Netherlands - 1.6%

ASM International NV	132,442	5,157,179
BinckBank NV	312,739	2,695,567
Boskalis Westminster	88,456	3,603,464
Corbion NV	154,636	3,743,371
Delta Lloyd NV	209,000	1,227,735
Euronext NV ~	126,893	6,489,321
Fugro NV CVA *	127,319	2,071,447

		24,988,084

New Zealand - 0.3%

Fisher & Paykel Healthcare Corp Ltd	825,295	5,009,668

Norway - 0.3%

BW LPG Ltd ~	202,395	1,656,004
Frontline Ltd	1,351,682	3,870,562

		5,526,566

Portugal - 0.5%

CTT-Correios de Portugal SA	534,221	5,135,307
REN - Redes Energeticas Nacionais SGPS SA	840,023	2,537,600

		7,672,907

Singapore - 1.2%

CapitaLand Commercial Trust Ltd REIT	1,968,700	1,868,984
Mapletree Greater China Commercial Trust REIT	3,228,500	2,081,880
Mapletree Industrial Trust REIT	2,810,000	3,010,699
Mapletree Logistics Trust REIT	2,800,000	1,949,192
Neptune Orient Lines Ltd *	4,894,800	4,237,035
SATS Ltd	1,050,600	2,844,516
Venture Corp Ltd	427,400	2,471,789

		18,464,095

South Africa - 0.2%

Mondi PLC	198,881	3,878,642

South Korea - 4.9%

Amotech Co Ltd *	198,773	3,553,142
Bioland Ltd	150,440	3,491,193
Bluecom Co Ltd	299,734	3,020,185
Daelim Industrial Co Ltd	50,547	2,850,232
Dongbu Insurance Co Ltd	72,800	4,357,023
Dongwon F&B Co Ltd	3,835	1,272,656
Handsome Co Ltd	70,246	2,415,228

	Shares	Value
Hyundai Development Co-Engineering & Construction	76,661	$2,501,620
Hyundai Securities Co Ltd	468,571	2,553,860
iMarketKorea Inc	101,319	2,175,987
InBody Co Ltd	69,862	3,401,251
KB Insurance Co Ltd	150,310	3,721,009
Korea Petro Chemical Ind	27,166	3,913,439
LOTTE Himart Co Ltd	51,410	2,557,929
Mirae Asset Securities Co Ltd	76,489	1,405,122
OCI Materials Co Ltd	50,232	4,946,220
Osstem Implant Co Ltd *	118,597	8,100,824
Partron Co Ltd	478,075	3,972,598
S-Oil Corp	61,522	4,113,224
Samsung Fine Chemicals Co Ltd	66,145	1,995,544
Seah Besteel Corp	79,509	1,854,212
SFA Engineering Corp	56,722	2,384,948
SKC Co Ltd	120,728	3,439,984
Tongyang Life Insurance Co Ltd	301,511	2,980,610

		76,978,040

Spain - 2.9%

Abengoa Yield PLC	115,000	2,218,350
Acciona SA	49,574	4,218,109
Almirall SA	167,144	3,375,572
Cia de Distribucion Integral Logista Holdings SA	132,672	2,795,658
Distribuidora Internacional de Alimentacion SA *	431,656	2,536,002
Enagas SA	291,931	8,214,316
Euskaltel SA * ~	203,865	2,561,201
Gamesa Corp Tecnologica SA	687,113	11,784,604
Mediaset Espana Comunicacion SA	335,252	3,631,083
Tecnicas Reunidas SA	94,962	3,571,878

		44,906,773

Sweden - 2.5%

Betsson AB *	146,242	2,677,403
BillerudKorsnas AB	236,952	4,380,255
Boliden AB	229,605	3,806,980
Haldex AB	309,426	2,887,636
Hemfosa Fastigheter AB	310,920	3,434,273
Holmen AB ‘B’	106,198	3,268,088
Intrum Justitia AB	234,779	7,986,987
JM AB	211,453	6,274,765
Medivir AB ‘B’ *	220,667	1,706,948
Peab AB	317,610	2,432,250

		38,855,585

Switzerland - 9.1%

Actelion Ltd	59,336	8,164,539
Adecco SA	162,859	11,182,514
Ascom Holding AG	144,000	2,290,866
Baloise Holding AG	50,806	6,442,794
Cembra Money Bank AG	92,916	5,962,928
Chocoladefabriken Lindt & Spruengli AG - Participation Certificates	957	5,961,472
Emmi AG	6,386	2,867,379
EMS-Chemie Holding AG	10,581	4,633,144
Flughafen Zuerich AG	8,102	6,077,228
Forbo Holding AG	6,200	7,266,918
Georg Fischer AG	9,499	6,406,676
Givaudan SA	4,380	7,881,128
Julius Baer Group Ltd	163,480	7,837,836
Logitech International SA	292,960	4,484,504
Lonza Group AG	66,421	10,798,319
Oriflame Holding AG *	267,900	4,302,185
Partners Group Holding AG	24,315	8,729,947
Rieter Holding AG	12,473	2,327,218
Sika AG	1,008	3,613,531
Straumann Holding AG	28,790	8,692,842

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

INTERNATIONAL SMALL-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Shares	Value
Swiss Life Holding AG	50,179	$13,467,029
Vontobel Holding AG	86,487	4,086,484

		143,477,481

United Kingdom - 15.9%

3i Group PLC	1,052,694	7,419,780
Acacia Mining PLC	863,285	2,291,108
AVEVA Group PLC	125,298	2,971,860
Barratt Developments PLC	422,046	3,867,537
Beazley PLC	1,034,000	5,951,848
Bellway PLC	279,801	11,667,534
Berendsen PLC	268,000	4,238,274
Berkeley Group Holdings PLC	164,132	8,918,747
Bodycote PLC	474,774	3,961,749
Booker Group PLC	2,603,207	6,956,101
Britvic PLC	403,051	4,314,940
Cairn Energy PLC *	1,299,800	3,017,976
Carillion PLC	1,088,055	4,829,853
Debenhams PLC	3,819,638	4,102,084
Dialog Semiconductor PLC *	241,625	8,137,091
Dixons Carphone PLC	638,656	4,693,679
DS Smith PLC	775,609	4,524,711
easyJet PLC	229,162	5,866,026
Galliford Try PLC	98,787	2,219,801
Go-Ahead Group PLC	186,593	7,338,606
Grafton Group PLC	210,244	2,288,009
Great Portland Estates PLC REIT	424,127	5,169,971
Greggs PLC	292,330	5,660,122
Hays PLC	1,822,657	3,898,595
Henderson Group PLC	1,654,077	7,477,138
Howden Joinery Group PLC	975,621	7,569,631
Inchcape PLC	550,738	6,332,150
Inmarsat PLC	284,312	4,737,074
Intermediate Capital Group PLC	738,718	6,822,038
John Wood Group PLC	664,966	5,962,954
Just Retirement Group PLC (LON)	439,278	1,069,507
Kennedy Wilson Europe Real Estate PLC	132,141	2,347,634
LondonMetric Property PLC REIT	1,612,348	3,893,764
Man Group PLC	2,378,423	6,100,702
Mitie Group PLC	553,495	2,534,935
Moneysupermarket.com Group PLC	1,188,961	6,422,153
National Express Group PLC	604,495	2,964,620
Pace PLC	937,667	6,002,240
Persimmon PLC *	304,687	9,099,141
QinetiQ Group PLC	1,744,256	6,934,450
Rentokil Initial PLC	2,096,257	4,914,792
Rexam PLC	333,976	2,962,567
Rightmove PLC	64,313	3,887,132
Segro PLC REIT	1,288,494	8,133,703
ST Modwen Properties PLC	377,388	2,301,895
Taylor Wimpey PLC	2,521,065	7,528,323
Tullett Prebon PLC	405,627	2,220,618
WH Smith PLC	138,051	3,598,564
WS Atkins PLC	203,991	4,853,375

		250,977,102

United States - 0.7%

ICON PLC *	132,800	10,318,560

Total Common Stocks (Cost $1,435,394,594)		1,552,792,376

	Principal Amount	Value
SHORT-TERM INVESTMENT - 1.3%

Repurchase Agreement - 1.3%

Fixed Income Clearing Corp 0.030% due 01/04/16 (Dated 12/31/15, repurchase price of $19,820,822; collateralized by U.S. Treasury Notes: 2.000% due 05/31/21 and value $20,220,594)	$19,820,756	$19,820,756

Total Short-Term Investment (Cost $19,820,756)		19,820,756

TOTAL INVESTMENTS - 99.9% (Cost $1,455,215,350)		1,572,613,132

OTHER ASSETS & LIABILITIES, NET - 0.1%		2,190,081

NET ASSETS - 100.0%		$1,574,803,213

Notes to Schedule of Investments

(a)	As of December 31, 2015, the fund’s composition as a percentage of net assets was as follows:

Industrials	20.7%
Consumer Discretionary	17.6%
Financials	17.3%
Information Technology	11.3%
Materials	8.7%
Health Care	8.6%
Consumer Staples	6.8%
Energy	3.7%
Others (each less than 3.0%)	5.2%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)	As of December 31, 2015, the fund’s composition by country of risk as a percentage of net assets was as follows:

Japan	23.6%
United Kingdom	15.9%
Switzerland	9.1%
Canada	7.7%
Germany	6.3%
France	6.2%
South Korea	4.9%
Australia	3.4%
Others (each less than 3.0%)	22.8%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

INTERNATIONAL SMALL-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

(c)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2015:

		Total Value at December 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Australia	$53,198,301	$-	$53,198,301	$-
	Austria	8,496,780	-	8,496,780	-
	Belgium	3,159,469	-	3,159,469	-
	Brazil	1,380,823	-	1,380,823	-
	Canada	121,597,628	121,597,628	-	-
	China	3,101,263	-	3,101,263	-
	Cyprus	886,008	886,008	-	-
	Denmark	46,010,007	-	46,010,007	-
	Finland	17,760,587	-	17,760,587	-
	France	97,621,907	-	97,621,907	-
	Germany	98,969,237	-	98,969,237	-
	Greece	3,518,856	3,518,856	-	-
	Hong Kong	26,811,187	-	26,811,187	-
	Ireland	3,845,936	-	3,845,936	-
	Israel	11,961,246	3,414,659	8,546,587	-
	Italy	39,613,480	-	39,613,480	-
	Japan	371,746,323	-	371,746,323	-
	Luxembourg	6,109,723	-	6,109,723	-
	Malta	5,950,112	-	5,950,112	-
	Netherlands	24,988,084	-	24,988,084	-
	New Zealand	5,009,668	-	5,009,668	-
	Norway	5,526,566	-	5,526,566	-
	Portugal	7,672,907	-	7,672,907	-
	Singapore	18,464,095	-	18,464,095	-
	South Africa	3,878,642	-	3,878,642	-
	South Korea	76,978,040	-	76,978,040	-
	Spain	44,906,773	2,218,350	42,688,423	-
	Sweden	38,855,585	-	38,855,585	-
	Switzerland	143,477,481	-	143,477,481	-
	United Kingdom	250,977,102	-	250,977,102	-
	United States	10,318,560	10,318,560	-	-

		1,552,792,376	141,954,061	1,410,838,315	-

	Short-Term Investment	19,820,756	-	19,820,756	-

	Total	$1,572,613,132	$141,954,061	$1,430,659,071	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

INTERNATIONAL VALUE PORTFOLIO

Schedule of Investments

December 31, 2015

	Shares	Value
PREFERRED STOCKS - 1.3%

Brazil - 0.6%

Itau Unibanco Holding SA ADR	982,452	$6,395,762

Germany - 0.7%

Henkel AG & Co KGaA	65,293	7,278,344

Total Preferred Stocks (Cost $17,268,232)		13,674,106

COMMON STOCKS - 97.5%

Australia - 2.8%

Australia & New Zealand Banking Group Ltd	833,621	16,823,302
Goodman Group REIT	1,940,354	8,784,825
Oil Search Ltd	683,651	3,347,068

		28,955,195

Belgium - 1.9%

Anheuser-Busch InBev SA/NV	61,226	7,562,943
KBC Groep NV	191,085	11,947,736

		19,510,679

China - 2.1%

China Overseas Land & Investment Ltd	1,622,000	5,631,652
CNOOC Ltd	8,829,000	9,075,015
Industrial & Commercial Bank of China Ltd ‘H’	12,248,000	7,335,839

		22,042,506

Finland - 3.3%

Nokia OYJ	2,650,651	18,870,066
UPM-Kymmene OYJ	873,506	16,178,018

		35,048,084

France - 12.3%

Airbus Group SE	148,890	9,996,991
AXA SA	871,602	23,828,409
BNP Paribas SA	393,915	22,297,164
Cap Gemini SA	109,703	10,150,610
Renault SA	152,700	15,307,420
Societe Generale SA	183,982	8,486,626
Thales SA	114,744	8,597,961
TOTAL SA	694,612	30,935,128

		129,600,309

Germany - 6.9%

Bayer AG	122,684	15,392,093
Bayerische Motoren Werke AG	108,959	11,475,398
Brenntag AG	163,427	8,529,631
Daimler AG (XETR)	256,084	21,375,392
HeidelbergCement AG	74,457	6,074,326
Infineon Technologies AG	691,212	10,115,070

		72,961,910

Hong Kong - 1.1%

CK Hutchison Holdings Ltd	879,640	11,806,513

Ireland - 1.6%

Ryanair Holdings PLC ADR	107,143	9,263,584
Shire PLC	109,680	7,516,790

		16,780,374

Israel - 1.0%

Teva Pharmaceutical Industries Ltd ADR	157,794	10,357,598

	Shares	Value
Italy - 5.0%

Assicurazioni Generali SPA	511,423	$9,350,852
Enel SPA	4,166,808	17,428,834
Intesa Sanpaolo SPA	4,560,314	15,197,687
Telecom Italia SPA *	8,609,926	10,852,095

		52,829,468

Japan - 22.7%

Daikin Industries Ltd	166,200	12,095,648
Daiwa House Industry Co Ltd	526,800	15,103,670
Dentsu Inc	198,800	10,881,779
Japan Airlines Co Ltd	291,400	10,435,462
Kawasaki Heavy Industries Ltd	1,416,000	5,236,414
Mitsubishi UFJ Financial Group Inc	5,011,900	31,018,122
Mitsui Fudosan Co Ltd	530,000	13,280,460
Nippon Telegraph & Telephone Corp	683,600	27,140,172
Nissan Motor Co Ltd	1,484,500	15,546,954
Seven & i Holdings Co Ltd	207,100	9,442,812
Sompo Japan Nipponkoa Holdings Inc	365,700	11,961,790
Sony Corp	597,700	14,642,687
Sumitomo Mitsui Financial Group Inc	305,500	11,524,161
The Dai-ichi Life Insurance Co Ltd	526,200	8,731,112
Toyota Motor Corp	515,000	31,610,723
Yamato Holdings Co Ltd	498,400	10,563,341

		239,215,307

Luxembourg - 0.5%

ArcelorMittal	1,324,529	5,534,399

Netherlands - 6.6%

ING Groep NV CVA	1,217,141	16,383,990
Koninklijke KPN NV	3,720,368	14,048,223
Koninklijke Philips NV	422,272	10,736,442
NN Group NV	335,958	11,814,130
Royal Dutch Shell PLC ‘A’	726,068	16,312,211

		69,294,996

Norway - 1.2%

Norsk Hydro ASA	3,269,411	12,159,676

South Korea - 1.2%

Samsung Electronics Co Ltd	12,139	12,962,408

Sweden - 1.9%

Electrolux AB ‘B’	514,257	12,343,617
Nordea Bank AB	678,452	7,403,030

		19,746,647

Switzerland - 5.1%

Credit Suisse Group AG	457,871	9,896,121
Nestle SA	141,134	10,461,369
Roche Holding AG (XVTX)	71,020	19,572,269
Wolseley PLC	248,861	13,527,799

		53,457,558

United Kingdom - 20.3%

AstraZeneca PLC	217,153	14,681,491
Aviva PLC	1,161,634	8,777,365
Barclays PLC	4,322,725	13,991,271
Barratt Developments PLC	656,131	6,012,641
BG Group PLC	839,225	12,169,862
British American Tobacco PLC	221,655	12,310,508
Centrica PLC	3,581,784	11,504,755
Dixons Carphone PLC	1,309,511	9,623,999
GlaxoSmithKline PLC	743,216	15,011,474
InterContinental Hotels Group PLC	140,388	5,447,565

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

INTERNATIONAL VALUE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Shares	Value
Lloyds Banking Group PLC	16,162,799	$17,396,333
National Grid PLC	1,191,092	16,382,538
Prudential PLC	839,134	18,786,453
Rio Tinto PLC	524,531	15,286,226
Standard Chartered PLC	629,130	5,219,469
Vodafone Group PLC	9,645,653	31,199,102

		213,801,052

Total Common Stocks (Cost $1,045,468,609)		1,026,064,679

	Principal Amount

SHORT-TERM INVESTMENT - 0.6%

Repurchase Agreement - 0.6%

Fixed Income Clearing Corp 0.030% due 01/04/16 (Dated 12/31/15, repurchase price of $5,934,134; collateralized by U.S. Treasury Notes: 2.000% due 5/31/21 and value $6,057,625)	$5,934,114	5,934,114

Total Short-Term Investment (Cost $5,934,114)		5,934,114

TOTAL INVESTMENTS - 99.4% (Cost $1,068,670,955)		1,045,672,899

OTHER ASSETS & LIABILITIES, NET - 0.6%		6,026,324

NET ASSETS - 100.0%		$1,051,699,223

Notes to Schedule of Investments

(a)	As of December 31, 2015, the fund’s composition as a percentage of net assets was as follows:

Financials	32.1%
Consumer Discretionary	14.7%
Industrials	10.5%
Telecommunication Services	7.9%
Health Care	7.8%
Energy	6.8%
Materials	5.2%
Information Technology	5.0%
Consumer Staples	4.5%
Utilities	4.3%
Others (each less than 3.0%)	0.6%

99.4%
Other Assets & Liabilities, Net	0.6%

100.0%

(b)	As of December 31, 2015, the fund’s composition by country of risk as a percentage of net assets was as follows:

Japan	22.7%
United Kingdom	20.3%
France	12.3%
Germany	7.6%
Netherlands	6.6%
Switzerland	5.1%
Italy	5.0%
Finland	3.3%
Others (each less than 3.0%)	16.5%

99.4%
Other Assets & Liabilities, Net	0.6%

100.0%

(c)	Forward foreign currency contracts outstanding as of December 31, 2015 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
AUD	53,283,182	USD	37,645,435	02/16	GSC	$1,126,731
CHF	41,438,666	USD	42,059,053	02/16	GSC	(635,542)
CHF	11,862,076	USD	11,966,771	02/16	MSC	(109,032)
CHF	5,233,930	USD	5,363,204	02/16	SCB	(131,189)
DKK	133,438,768	USD	19,760,041	02/16	GSC	(312,219)
EUR	4,886,072	GBP	3,598,242	02/16	CIT	8,770
EUR	3,487,245	USD	3,798,204	02/16	SCB	(5,730)
EUR	2,587,231	USD	2,784,753	02/16	SGN	28,932
GBP	2,478,381	JPY	462,236,667	02/16	SCB	(194,129)
GBP	1,842,778	USD	2,807,799	02/16	DUB	(90,951)
GBP	3,623,687	USD	5,556,485	02/16	MER	(214,005)
GBP	2,057,234	USD	3,079,486	02/16	MSC	(46,461)
GBP	1,562,749	USD	2,368,748	02/16	RBC	(64,753)
GBP	5,756,403	USD	8,730,756	02/16	SCB	(243,967)
GBP	2,539,107	USD	3,860,278	02/16	SGN	(116,818)
JPY	843,246,778	EUR	6,458,657	02/16	SCB	(4,048)
JPY	273,603,105	USD	2,248,448	02/16	MER	29,261
JPY	1,592,631,549	USD	13,021,576	02/16	SCB	236,870
NOK	28,454,925	USD	3,378,416	02/16	GSC	(164,716)
NOK	23,991,093	USD	2,761,928	02/16	RBC	(52,374)
NOK	51,865,050	USD	5,961,037	02/16	SGN	(103,398)
SEK	137,340,856	USD	16,162,745	02/16	CIT	121,131
SGD	3,166,344	USD	2,256,605	02/16	GSC	(25,740)
SGD	13,296,717	USD	9,464,158	02/16	RBS	(95,886)
SGD	4,440,219	USD	3,166,747	02/16	SCB	(38,367)
USD	36,151,199	EUR	32,755,452	02/16	HSB	528,751
USD	2,898,496	EUR	2,697,695	02/16	MSC	(35,322)
USD	16,747,889	EUR	15,787,375	02/16	SCB	(421,313)
USD	8,596,122	EUR	7,781,401	02/16	SCB	133,636
USD	2,627,462	EUR	2,401,883	02/16	SGN	15,349
USD	2,704,036	EUR	2,496,398	02/16	SSB	(10,865)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

INTERNATIONAL VALUE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
USD	6,556,724	EUR	6,138,295	02/16	UBS	($118,839)
USD	7,277,320	GBP	4,761,458	02/16	CIT	257,399
USD	64,457,624	GBP	42,018,216	02/16	MER	2,509,257
USD	3,960,820	GBP	2,598,926	02/16	RBC	129,167
USD	5,098,524	GBP	3,423,161	02/16	UBS	51,684
USD	2,382,541	HKD	18,462,426	02/16	RBC	(279)
USD	7,993,902	JPY	975,478,363	02/16	BRC	(126,826)
USD	11,839,369	JPY	1,426,817,966	02/16	MSC	(38,701)
USD	17,815,116	NOK	152,496,431	02/16	CIT	592,168
USD	3,337,345	SEK	28,939,071	02/16	MSC	(93,828)
USD	2,817,867	SEK	24,476,174	02/16	SGN	(84,161)

Total Forward Foreign Currency Contracts						$2,189,647

(d)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2015:

		Total Value at December 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Preferred Stocks
	Brazil	$6,395,762	$6,395,762	$-	$-
	Germany	7,278,344	-	7,278,344	-

		13,674,106	6,395,762	7,278,344	-

	Common Stocks
	Australia	28,955,195	-	28,955,195	-
	Belgium	19,510,679	-	19,510,679	-
	China	22,042,506	-	22,042,506	-
	Finland	35,048,084	-	35,048,084	-
	France	129,600,309	-	129,600,309	-
	Germany	72,961,910	-	72,961,910	-
	Hong Kong	11,806,513	-	11,806,513	-
	Ireland	16,780,374	9,263,584	7,516,790	-
	Israel	10,357,598	10,357,598	-	-
	Italy	52,829,468	-	52,829,468	-
	Japan	239,215,307	-	239,215,307	-
	Luxembourg	5,534,399	-	5,534,399	-
	Netherlands	69,294,996	-	69,294,996	-
	Norway	12,159,676	-	12,159,676	-
	South Korea	12,962,408	-	12,962,408	-
	Sweden	19,746,647	-	19,746,647	-
	Switzerland	53,457,558	-	53,457,558	-
	United Kingdom	213,801,052	-	213,801,052	-

		1,026,064,679	19,621,182	1,006,443,497	-

	Short-Term Investment	5,934,114	-	5,934,114	-
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	5,769,106	-	5,769,106	-

	Total Assets	1,051,442,005	26,016,944	1,025,425,061	-

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(3,579,459)	-	(3,579,459)	-

	Total Liabilities	(3,579,459)	-	(3,579,459)	-

	Total	$1,047,862,546	$26,016,944	$1,021,845,602	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

HEALTH SCIENCES PORTFOLIO

Schedule of Investments

December 31, 2015

	Shares	Value
WARRANTS - 0.0%

Health Care - 0.0%

SANUWAVE Health Inc Exercise @ $4.00 Exp 04/08/16 * ¯	135,383	$1

Total Warrants (Cost $0)		1

COMMON STOCKS - 96.6%

Health Care - 96.1%

Abbott Laboratories	190,400	8,550,864
AbbVie Inc	40,202	2,381,567
ACADIA Pharmaceuticals Inc *	13,000	463,450
Acceleron Pharma Inc *	32,000	1,560,320
Actelion Ltd (Switzerland)	8,500	1,169,587
Aetna Inc	42,400	4,584,288
Agilent Technologies Inc	80,700	3,374,067
Alder Biopharmaceuticals Inc *	31,600	1,043,748
Alexion Pharmaceuticals Inc *	56,200	10,720,150
Alkermes PLC *	34,600	2,746,548
Allergan PLC *	38,635	12,073,438
Alnylam Pharmaceuticals Inc *	6,430	605,320
Amedisys Inc *	48,900	1,922,748
AmerisourceBergen Corp	24,800	2,572,008
Amgen Inc	86,028	13,964,925
Anacor Pharmaceuticals Inc *	44,700	5,049,759
Anthem Inc	38,500	5,368,440
Aquinox Pharmaceuticals Inc * (Canada)	15,500	193,440
AstraZeneca PLC (United Kingdom)	99,600	6,733,854
Axovant Sciences Ltd *	15,000	270,450
Baxalta Inc	110,300	4,305,009
Baxter International Inc	54,500	2,079,175
Becton Dickinson & Co	42,481	6,545,897
Bio-Rad Laboratories Inc ‘A’ *	6,000	831,960
Biogen Inc *	22,311	6,834,975
BioMarin Pharmaceutical Inc *	17,100	1,791,396
Boston Scientific Corp *	705,600	13,011,264
Bristol-Myers Squibb Co	196,032	13,485,041
Cardinal Health Inc	48,600	4,338,522
Celgene Corp *	138,900	16,634,664
Cerner Corp *	23,900	1,438,063
Charles River Laboratories International Inc *	26,018	2,091,587
Chugai Pharmaceutical Co Ltd (Japan)	31,500	1,097,856
Cigna Corp	51,600	7,550,628
CONMED Corp	16,200	713,610
CR Bard Inc	14,900	2,822,656
Dermira Inc *	20,500	709,505
Dyax Corp *	84,900	3,193,938
Edwards Lifesciences Corp *	54,200	4,280,716
Eli Lilly & Co	183,100	15,428,006
Express Scripts Holding Co *	43,400	3,793,594
Genomic Health Inc *	29,200	1,027,840
Gilead Sciences Inc	97,300	9,845,787
GlaxoSmithKline PLC (United Kingdom)	134,700	2,720,670
GlaxoSmithKline PLC ADR (United Kingdom)	20,900	843,315
HCA Holdings Inc *	14,291	966,500
HealthEquity Inc *	23,100	579,117
Humana Inc	36,400	6,497,764
Incyte Corp *	41,100	4,457,295
Inotek Pharmaceuticals Corp *	34,790	394,171
Intercept Pharmaceuticals Inc *	7,500	1,120,125
Intra-Cellular Therapies Inc *	70,700	3,802,953
Ionis Pharmaceuticals Inc *	66,300	4,105,959
Jazz Pharmaceuticals PLC *	14,800	2,080,288
Johnson & Johnson	72,800	7,478,016

	Shares	Value
Mallinckrodt PLC *	31,391	$2,342,710
Masimo Corp *	19,063	791,305
McKesson Corp	30,200	5,956,346
Medivation Inc *	71,000	3,432,140
Medtronic PLC	218,758	16,826,865
Merck & Co Inc	129,000	6,813,780
Merck KGaA (Germany)	18,900	1,835,805
Mylan NV *	110,700	5,985,549
Nektar Therapeutics *	135,800	2,288,230
Neurocrine Biosciences Inc *	56,900	3,218,833
Otonomy Inc *	11,200	310,800
Perrigo Co PLC	13,500	1,953,450
Pfizer Inc	161,000	5,197,080
Phibro Animal Health Corp ‘A’	27,300	822,549
PTC Therapeutics Inc *	24,500	793,800
Regeneron Pharmaceuticals Inc *	11,675	6,338,007
Roche Holding AG (XVTX) (Switzerland)	16,340	4,503,110
Sage Therapeutics Inc *	7,300	425,590
Sanofi ADR (France)	40,900	1,744,385
Seattle Genetics Inc *	15,500	695,640
Seres Therapeutics Inc *	20,600	722,854
Shire PLC ADR (Ireland)	24,400	5,002,000
St Jude Medical Inc	113,100	6,986,187
Stryker Corp	42,100	3,912,774
Teladoc Inc *	25,500	457,980
Teva Pharmaceutical Industries Ltd ADR (Israel)	121,500	7,975,260
The Cooper Cos Inc	25,700	3,448,940
Thermo Fisher Scientific Inc	40,300	5,716,555
UCB SA (Belgium)	18,200	1,638,213
Ultragenyx Pharmaceutical Inc *	24,078	2,701,070
UnitedHealth Group Inc	151,601	17,834,342
Universal Health Services Inc ‘B’	36,400	4,349,436
Vertex Pharmaceuticals Inc *	41,200	5,184,196
WellCare Health Plans Inc *	9,500	742,995
Zoetis Inc	55,600	2,664,352

		385,859,961

Information Technology - 0.5%

FEI Co	25,400	2,026,666

Total Common Stocks (Cost $340,384,168)		387,886,627

	Principal Amount

SHORT-TERM INVESTMENT - 4.2%

Repurchase Agreement - 4.2%

Fixed Income Clearing Corp 0.030% due 01/04/16 (Dated 12/31/15, repurchase price of $16,891,804; collateralized by U.S. Treasury Notes: 2.000% due 05/31/21 and value $17,232,031)	$16,891,747	16,891,747

Total Short-Term Investment (Cost $16,891,747)		16,891,747

TOTAL INVESTMENTS - 100.8% (Cost $357,275,915)		404,778,375

OTHER ASSETS & LIABILITIES, NET - (0.8%)		(3,308,314)

NET ASSETS - 100.0%		$401,470,061

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

HEALTH SCIENCES PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

Notes to Schedule of Investments

(a)	As of December 31, 2015, the fund’s composition by health care sector as a percentage of net assets was as follows:

Biotechnology	29.3%
Pharmaceuticals	29.2%
Health Care Equipment	16.6%
Managed Health Care	10.7%
Health Care Distributors	3.2%
Others (each less than 3.0%)	7.6%

	96.6%
Short-Term Investment	4.2%
Other Assets & Liabilities, Net	(0.8%	)

	100.0%

(b)	Restricted securities as of December 31, 2015 were as follows:

Issuer and Acquisition Date	Cost	Value	Value as a % of Net Assets
SANUWAVE Health Inc Warrants (Exp 04/08/16) Acq 04/08/11	$-	$1	0.0%

(c)	Forward foreign currency contracts outstanding as of December 31, 2015 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
CHF	1,971,347	USD	1,946,761	01/16	BNP	$22,092
CHF	1,941,486	USD	1,909,562	01/16	CSF	29,467
EUR	2,331,614	USD	2,486,187	01/16	BNP	48,222
EUR	1,818,350	USD	1,938,788	01/16	GSC	37,714
GBP	1,894,878	USD	2,882,615	01/16	CSF	(89,121)
GBP	2,421,717	USD	3,679,714	01/16	GSC	(109,536)
USD	54,916	CHF	54,533	01/16	CIT	452
USD	54,054	CHF	53,022	01/16	CSF	1,100
USD	3,836,047	CHF	3,642,294	01/16	MSC	198,362
USD	165,826	CHF	162,984	01/16	SSB	3,048
USD	36,439	EUR	33,965	01/16	CIT	(481)
USD	1,924,790	EUR	1,738,000	01/16	CIT	35,625
USD	34,412	EUR	31,079	01/16	CSF	630
USD	396,858	EUR	348,294	01/16	GSC	18,271
USD	1,896,681	EUR	1,667,291	01/16	HSB	84,376
USD	74,986	EUR	67,896	01/16	MSC	1,184
USD	113,035	EUR	105,924	01/16	RBS	(2,101)
USD	178,877	EUR	157,515	01/16	SSB	7,661
USD	432,072	GBP	282,000	01/16	GSC	16,338
USD	361,189	GBP	234,380	01/16	MSC	15,657
USD	5,314,625	GBP	3,443,215	01/16	RBS	238,520
USD	546,994	GBP	357,000	01/16	SSB	20,692

Total Forward Foreign Currency Contracts						$578,172

(d)	Transactions in written options for the year ended December 31, 2015 were as follows:

	Number of Contracts	Premium
Outstanding, December 31, 2014	-	$-
Put Options Written	355	89,182
Put Options Expired	(355)	(89,182)

Outstanding, December 31, 2015	-	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

HEALTH SCIENCES PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

(e)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2015:

		Total Value at December 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Warrants (1)	$1	$-	$1	$-
	Common Stocks
	Health Care	385,859,961	366,160,866	19,699,095	-
	Information Technology	2,026,666	2,026,666	-	-

		387,886,627	368,187,532	19,699,095	-

	Short-Term Investment	16,891,747	-	16,891,747	-
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	779,411	-	779,411	-

	Total Assets	405,557,786	368,187,532	37,370,254	-

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(201,239)	-	(201,239)	-

	Total Liabilities	(201,239)	-	(201,239)	-

	Total	$405,356,547	$368,187,532	$37,169,015	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

REAL ESTATE PORTFOLIO

Schedule of Investments

December 31, 2015

	Shares	Value
COMMON STOCKS - 99.3%

Consumer Discretionary - 3.3%

Hilton Worldwide Holdings Inc	808,331	$17,298,283
La Quinta Holdings Inc *	107,250	1,459,673
Starwood Hotels & Resorts Worldwide Inc	107,879	7,473,857

		26,231,813

Financials - 96.0%

Acadia Realty Trust REIT	24,870	824,440
Apartment Investment & Management Co ‘A’ REIT	138,761	5,554,603
AvalonBay Communities Inc REIT	210,069	38,680,005
Boston Properties Inc REIT	342,035	43,623,144
Brixmor Property Group Inc REIT	78,290	2,021,448
Camden Property Trust REIT	335,461	25,749,986
Chesapeake Lodging Trust REIT	401,096	10,091,575
Corporate Office Properties Trust REIT	202,300	4,416,209
Cousins Properties Inc REIT	746,482	7,039,325
CubeSmart REIT	101,381	3,104,286
DCT Industrial Trust Inc REIT	32,810	1,226,110
DDR Corp REIT	153,799	2,589,975
Douglas Emmett Inc REIT	464,250	14,475,315
Duke Realty Corp REIT	352,844	7,416,781
Equity LifeStyle Properties Inc REIT	107,913	7,194,560
Equity Residential REIT	843,503	68,821,410
Essex Property Trust Inc REIT	35,664	8,538,318
Federal Realty Investment Trust REIT	21,346	3,118,651
General Growth Properties Inc REIT	1,006,224	27,379,355
Healthcare Realty Trust Inc REIT	169,344	4,795,822
Host Hotels & Resorts Inc REIT	2,875,103	44,104,080
Hudson Pacific Properties Inc REIT	537,511	15,125,560
Kimco Realty Corp REIT	827,794	21,903,429
LaSalle Hotel Properties REIT	437,597	11,009,940
Liberty Property Trust REIT	244,075	7,578,529
Mack-Cali Realty Corp REIT	234,821	5,483,070
Mid-America Apartment Communities Inc REIT	2,140	194,333
National Retail Properties Inc REIT	249,355	9,986,668
Paramount Group Inc REIT	228,201	4,130,438
Prologis Inc REIT	378,841	16,259,856
Public Storage REIT	177,522	43,972,199
QTS Realty Trust Inc ‘A’ REIT	33,500	1,511,185
Realty Income Corp REIT	57,005	2,943,168
Regency Centers Corp REIT	404,066	27,524,976
Rexford Industrial Realty Inc REIT	193,371	3,163,550
Senior Housing Properties Trust REIT	355,164	5,270,634
Simon Property Group Inc REIT	547,300	106,417,012
Sovran Self Storage Inc REIT	74,744	8,020,779
Spirit Realty Capital Inc REIT	146,540	1,468,331
STORE Capital Corp REIT	410,625	9,526,500

	Shares	Value
Tanger Factory Outlet Centers Inc REIT	590,816	$19,319,683
The Macerich Co REIT	22,712	1,832,631
The RMR Group Inc ‘A’ *	3,942	56,804
Ventas Inc REIT	385,682	21,764,035
Vornado Realty Trust REIT	563,132	56,290,675
Welltower Inc REIT	293,054	19,936,464
WP Glimcher Inc REIT	739,530	7,846,413
Xenia Hotels & Resorts Inc REIT	228,390	3,501,219

		762,803,479

Total Common Stocks (Cost $695,909,791)		789,035,292

	Principal Amount

SHORT-TERM INVESTMENT - 0.3%

Repurchase Agreement - 0.3%

Fixed Income Clearing Corp 0.030% due 01/04/16 (Dated 12/31/15, repurchase price of $2,435,883; collateralized by U.S. Treasury Notes: 2.000% due 05/31/21 and value $2,485,438)	$2,435,875	2,435,875

Total Short-Term Investment (Cost $2,435,875)		2,435,875

TOTAL INVESTMENTS - 99.6% (Cost $698,345,666)		791,471,167

OTHER ASSETS & LIABILITIES, NET - 0.4%		2,985,170

NET ASSETS - 100.0%		$794,456,337

Notes to Schedule of Investments

(a)	As of December 31, 2015, the fund’s composition by property sector as a percentage of net assets was as follows:

Retail	29.4%
Residential	19.5%
Office	18.1%
Hotels, Resorts & Cruise Lines	11.9%
Specialized	7.1%
Health Care Facilities	6.5%
Diversified	4.2%
Others (each less than 3.0%)	2.6%

99.3%
Short-Term Investment	0.3%
Other Assets & Liabilities, Net	0.4%

100.0%

(b)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2015:

		Total Value at December 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks (1)	$789,035,292	$789,035,292	$-	$-
	Short-Term Investment	2,435,875	-	2,435,875	-

	Total	$791,471,167	$789,035,292	$2,435,875	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

TECHNOLOGY PORTFOLIO

Schedule of Investments

December 31, 2015

	Shares	Value
COMMON STOCKS - 92.2%

Consumer Discretionary - 2.1%

Garmin Ltd	23,900	$888,363
Harman International Industries Inc	13,200	1,243,572

		2,131,935

Consumer Staples - 0.2%

Arcadia Biosciences Inc *	50,937	154,848

Financials - 1.6%

QTS Realty Trust Inc ‘A’ REIT	35,600	1,605,916

Health Care - 20.4%

Avinger Inc *	21,521	488,742
Cardiovascular Systems Inc *	14,200	214,704
Cerner Corp *	52,200	3,140,874
Cigna Corp	1,800	263,394
Evogene Ltd * (Israel)	26,303	211,739
FibroGen Inc *	19,204	585,146
Ionis Pharmaceuticals Inc *	53,700	3,325,641
PRA Health Sciences Inc *	35,769	1,619,263
PTC Therapeutics Inc *	16,100	521,640
Seres Therapeutics Inc *	4,985	174,924
Spark Therapeutics Inc *	1,889	85,590
Tenet Healthcare Corp *	68,700	2,081,610
Teva Pharmaceutical Industries Ltd ADR (Israel)	44,900	2,947,236
Vertex Pharmaceuticals Inc *	37,200	4,680,876

		20,341,379

Industrials - 2.6%

Abengoa SA ‘B’ (Spain)	53,300	11,174
Abengoa SA ‘B’ ADR (Spain)	128,100	163,968
Advanced Drainage Systems Inc	26,870	645,686
Pentair PLC (United Kingdom)	34,800	1,723,644

		2,544,472

Information Technology - 61.9%

21Vianet Group Inc ADR * (China)	28,500	602,490
ACI Worldwide Inc *	140,800	3,013,120
Acxiom Corp *	98,400	2,058,528
Alibaba Group Holding Ltd ADR * (China)	12,000	975,240
Alliance Data Systems Corp *	19,139	5,293,273
Alphabet Inc ‘A’ *	2,215	1,723,292
Alphabet Inc ‘C’ *	3,021	2,292,576
Aspen Technology Inc *	89,100	3,364,416
CSRA Inc	18,200	546,000
Cypress Semiconductor Corp *	147,000	1,442,070
Dialog Semiconductor PLC * (United Kingdom)	22,300	750,987
Euronet Worldwide Inc *	60,665	4,393,966
EVERTEC Inc	29,000	485,460
Facebook Inc ‘A’ *	25,200	2,637,432
First Data Corp ‘A’ *	26,000	416,520
Globant SA *	37,372	1,401,824
Hewlett Packard Enterprise Co	37,500	570,000
Marvell Technology Group Ltd (Bermuda)	79,300	699,426
Micron Technology Inc *	287,600	4,072,416
Microsemi Corp *	90,800	2,959,172
Microsoft Corp ‡	82,900	4,599,292
Mobileye NV *	16,500	697,620
Nanometrics Inc *	23,300	352,762
NXP Semiconductors NV * (Netherlands)	36,700	3,091,975
Photronics Inc *	89,100	1,109,295
QIWI PLC ADR (Russia)	33,400	599,530
Rambus Inc *	107,800	1,249,402
Semtech Corp *	63,400	1,199,528

	Shares	Value
Silicon Laboratories Inc *	3,700	$179,598
Silver Spring Networks Inc *	78,100	1,125,421
Twitter Inc *	40,300	932,542
Universal Display Corp *	34,500	1,878,180
Virtusa Corp *	15,200	628,368
WNS Holdings Ltd ADR * (India)	125,600	3,917,464
Xerox Corp	43,600	463,468

		61,722,653

Materials - 0.4%

BioAmber Inc * (Canada)	64,400	397,992
Marrone Bio Innovations Inc *	41,900	46,090

		444,082

Telecommunication Services - 2.1%

China Unicom Hong Kong Ltd (China)	508,000	616,018
Zayo Group Holdings Inc *	55,600	1,478,404

		2,094,422

Utilities - 0.9%

Abengoa Yield PLC (Spain)	45,600	879,624

Total Common Stocks (Cost $88,984,600)		91,919,331

PURCHASED OPTIONS - 0.0%
(See Note (c) in Notes to Schedule of Investments) (Cost $55,543)		48,704

	Principal Amount

SHORT-TERM INVESTMENT - 7.8%

Repurchase Agreement - 7.8%

Fixed Income Clearing Corp 0.030% due 01/04/16 (Dated 12/31/15, repurchase price of $7,767,688; collateralized by U.S. Treasury Notes: 2.000% due 05/31/21 and value $7,924,219)	$7,767,662	7,767,662

Total Short-Term Investment (Cost $7,767,662)		7,767,662

TOTAL INVESTMENTS - 100.0% (Cost $96,807,805)		99,735,697

OTHER ASSETS & LIABILITIES, NET - 0.0%		19,065

NET ASSETS - 100.0%		$99,754,762

Notes to Schedule of Investments

(a)	As of December 31, 2015, the fund’s composition by technology sector as a percentage of net assets was as follows:

Semiconductors	15.7%
Data Processing & Outsourced Services	15.6%
Application Software	9.6%
Biotechnology	9.6%
Internet Software & Services	9.2%
Systems Software	4.6%
IT Consulting & Other Services	3.2%
Health Care Technology	3.2%
Others (each less than 3.0%)	21.5%

92.2%
Short-Term Investment	7.8%
Other Assets & Liabilities, Net	0.0%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

TECHNOLOGY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

(b)	As of December 31, 2015, an investment with a value of $360,620 was fully or partially segregated with the broker(s)/custodian as collateral for open option contracts.

(c)	Purchased options outstanding as of December 31, 2015 were as follows:

Options on Securities

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Cost	Value
Call - PTC Therapeutics Inc	$45.00	03/18/16	CME	87	$27,807	$17,400
Call - Xerox Corp	11.00	04/15/16	CME	559	27,736	31,304

Total Purchased Options					$55,543	$48,704

(d)	Transactions in written options for the year ended December 31, 2015 were as follows:

	Number of Contracts	Premium
Outstanding, December 31, 2014	766	$38,300
Call Options Written	556	17,916
Put Options Written	2,215	533,270
Put Options Exercised	(28)	(8,399)
Call Options Expired	(87)	(2,784)
Call Options Closed	(469)	(15,132)
Put Options Closed	(2,307)	(503,953)

Outstanding, December 31, 2015	646	$59,218

(e)	Premiums received and value of written options outstanding as of December 31, 2015 were as follows:

Options on Securities

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Premium	Value
Put - PTC Therapeutics Inc	$22.50	03/18/16	CME	87	$31,344	($15,443)
Put - Xerox Corp	9.25	04/15/16	CME	345	17,388	(8,280)
Put - Xerox Corp	9.75	04/15/16	CME	214	10,486	(7,918)

Total Written Options					$59,218	($31,641)

(f)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2015:

		Total Value at December 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Consumer Discretionary	$2,131,935	$2,131,935	$-	$-
	Consumer Staples	154,848	154,848	-	-
	Financials	1,605,916	1,605,916	-	-
	Health Care	20,341,379	20,341,379	-	-
	Industrials	2,544,472	2,533,298	11,174	-
	Information Technology	61,722,653	60,971,666	750,987	-
	Materials	444,082	444,082	-	-
	Telecommunication Services	2,094,422	1,478,404	616,018	-
	Utilities	879,624	879,624	-	-

		91,919,331	90,541,152	1,378,179	-

	Short-Term Investment	7,767,662	-	7,767,662	-
	Derivatives:
	Equity Contracts
	Purchased Options	48,704	48,704	-	-

	Total Assets	99,735,697	90,589,856	9,145,841	-

Liabilities	Derivatives:
	Equity Contracts
	Written Options	(31,641)	(15,443)	(16,198)	-

	Total Liabilities	(31,641)	(15,443)	(16,198)	-

	Total	$99,704,056	$90,574,413	$9,129,643	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

ABSOLUTE RETURN PORTFOLIO

Schedule of Investments

December 31, 2015

	Principal Amount	Value
CORPORATE BONDS & NOTES - 27.5%

France - 3.2%

Electricite de France SA
4.125% § ± ~	EUR 7,100,000	$7,551,960
5.000% § ± ~	7,100,000	7,569,630
Groupama SA 6.375% § ± ~	5,500,000	5,782,867
Orange SA
4.000% § ± ~	5,807,000	6,251,119
4.250% § ± ~	385,000	424,812
5.000% § ± ~	8,169,000	8,874,694
5.250% § ± ~	1,073,000	1,200,170

		37,655,252

Germany - 0.1%

Bayer AG 2.375% due 04/02/75 § ~	777,000	794,384

Ireland - 1.5%

Baggot Securities Ltd 10.240% ± ~	7,610,000	8,291,048
Bank of Ireland 7.375% § ± ~	8,223,000	9,361,178
LCH Clearnet SA 6.576% § ±	450,000	498,818

		18,151,044

Italy - 2.1%

Enel SPA
5.000% due 01/15/75 § ~	9,620,000	10,955,514
6.500% due 01/10/74 § ~	2,670,000	3,147,709
Generali Finance BV 4.596% § ± ~	3,920,000	4,142,963
Intesa Sanpaolo SPA 7.700% § ± ~	$6,520,000	6,653,530

		24,899,716

Netherlands - 1.2%

Cooperatieve Rabobank UA 5.500% § ± ~	EUR 13,254,000	14,634,242

Spain - 2.4%

Banco Bilbao Vizcaya Argentaria SA 6.750% § ± ~	11,400,000	12,142,903
Telefonica Europe BV
4.200% § ± ~	4,400,000	4,718,940
5.000% § ± ~	3,600,000	3,951,422
5.875% § ± ~	6,100,000	6,663,977
6.500% § ± ~	1,400,000	1,603,699

		29,080,941

Switzerland - 4.4%

Credit Suisse AG 0.247% due 07/22/16 § ~	9,350,000	10,168,894
UBS AG
4.750% due 05/22/23 § ~	$10,849,000	11,042,297
4.750% due 02/12/26 § ~	EUR 10,370,000	12,054,241
5.125% due 05/15/24 ~	$9,082,000	9,195,525
7.250% due 02/22/22 § ~	3,394,000	3,550,904
UBS Group AG 7.000% § ± ~	6,257,000	6,632,420

		52,644,281

United Kingdom - 5.8%

AA Bond Co Ltd
3.781% due 07/31/43 ~	GBP 5,625,000	8,399,314
4.720% due 07/02/43 ~	3,020,000	4,631,530

	Principal Amount	Value
5.500% due 07/31/43 ~	GBP 3,340,000	$4,696,101
6.269% due 07/02/43 ~	3,020,000	5,189,340
Barclays PLC 8.000% § ±	EUR 7,744,000	9,148,595
CPUK Finance Ltd
7.000% due 02/28/42 ~	GBP 2,033,000	3,079,617
LBG Capital PLC
15.000% due 12/21/19 ~	EUR 4,210,000	6,553,998
15.000% due 12/21/19 ~	GBP 7,190,000	14,425,917
Royal Bank of Scotland Group PLC
7.500% § ±	$4,780,000	4,989,125
8.000% § ±	7,200,000	7,632,000

		68,745,537

United States - 6.8%

Atwood Oceanics Inc 6.500% due 02/01/20	2,455,000	1,357,615
CCO Safari II LLC
4.464% due 07/23/22 ~	6,050,000	6,035,728
4.908% due 07/23/25 ~	4,730,000	4,732,493
6.384% due 10/23/35 ~	3,400,000	3,438,995
6.484% due 10/23/45 ~	3,220,000	3,229,570
6.834% due 10/23/55 ~	1,700,000	1,678,333
Citigroup Inc 1.202% due 07/30/18 §	13,800,000	13,802,236
Continental Resources Inc
3.800% due 06/01/24	347,000	244,939
4.500% due 04/15/23	1,370,000	986,286
DIRECTV Holdings LLC 6.000% due 08/15/40	2,476,000	2,540,114
KLA-Tencor Corp 4.650% due 11/01/24	14,260,000	14,380,426
Noble Holding International Ltd 4.625% due 03/01/21	4,287,000	3,020,230
Seagate HDD Cayman 4.875% due 06/01/27 ~	11,970,000	9,209,574
Select Income REIT 4.500% due 02/01/25	386,000	359,589
The Priceline Group Inc 1.800% due 03/03/27	EUR 4,390,000	4,235,425
Visa Inc
3.150% due 12/14/25	$3,775,000	3,787,688
4.300% due 12/14/45	3,775,000	3,835,898
WPX Energy Inc 7.500% due 08/01/20	5,080,000	4,140,200

		81,015,339

Total Corporate Bonds & Notes (Cost $347,513,574)		327,620,736

U.S. TREASURY OBLIGATIONS - 8.6%

U.S. Treasury Bonds - 8.6%

2.875% due 08/15/45	16,380,000	15,881,557
4.500% due 02/15/36	67,980,000	87,031,191

		102,912,748

Total U.S. Treasury Obligations (Cost $103,105,812)		102,912,748

FOREIGN GOVERNMENT BONDS & NOTES - 40.1%

Bulgaria - 2.4%

Bulgaria Government 2.950% due 09/03/24 ~	EUR 25,000,000	28,237,482

Chile - 1.0%

Chile Government 1.875% due 05/27/30	11,186,000	11,657,996

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
Croatia - 2.6%

Croatia Government
3.000% due 03/11/25 ~	EUR 6,240,000	$6,196,430
3.875% due 05/30/22 ~	22,330,000	24,378,994

		30,575,424

Cyprus - 5.6%

Cyprus Government
3.875% due 05/06/22 ~	25,530,000	28,924,040
4.750% due 06/25/19 ~	32,550,000	38,150,542

		67,074,582

Germany - 1.0%

Bundesrepublik Deutschland
1.750% due 02/15/24 ~	1,474,000	1,777,022
2.500% due 08/15/46 ~	7,820,000	10,611,898

		12,388,920

Iceland - 2.7%

Iceland Government
2.500% due 07/15/20 ~	12,000,000	13,675,207
5.875% due 05/11/22 ~	$16,001,000	18,175,296

		31,850,503

Indonesia - 0.7%

Indonesia Government 2.875% due 07/08/21 ~	EUR 7,845,000	8,456,495

Israel - 0.7%

Israel Government 2.875% due 01/29/24 ~	6,950,000	8,347,742

Italy - 3.6%

Italy Buoni Poliennali Del Tesoro
1.250% due 09/15/32 ^ ~	14,702,352	16,566,559
3.100% due 09/15/26 ^ ~	19,112,760	25,915,983

		42,482,542

Latvia - 0.9%

Latvia Government 5.250% due 06/16/21 ~	$10,060,000	11,435,403

Mexico - 3.2%

Mexico Government
1.625% due 03/06/24	EUR 5,670,000	5,907,386
3.000% due 03/06/45	11,670,000	11,066,129
4.000% due 03/15/15	23,244,000	21,160,092

		38,133,607

Morocco - 0.2%

Morocco Government 3.500% due 06/19/24 ~	2,420,000	2,658,758

New Zealand - 0.8%

New Zealand Government 2.500% due 09/20/35 ^ ~	NZD 13,305,000	9,070,044

Romania - 1.6%

Romanian Government
2.750% due 10/29/25 ~	EUR 6,650,000	7,339,192
3.875% due 10/29/35 ~	11,140,000	12,293,836

		19,633,028

	Principal Amount	Value
Slovenia - 5.8%

Slovenia Government
4.125% due 02/18/19 ~	$23,130,000	$24,373,237
4.750% due 05/10/18 ~	6,470,000	6,883,951
5.500% due 10/26/22 ~	18,610,000	20,841,972
5.850% due 05/10/23 ~	14,840,000	16,936,150

		69,035,310

Spain - 7.3%

Autonomous Community of Catalonia 4.950% due 02/11/20	EUR 14,180,000	16,643,507
Spain Government
1.600% due 04/30/25 ~	12,963,000	14,013,494
2.150% due 10/31/25 ~	5,259,000	5,910,472
4.650% due 07/30/25 ~	10,870,000	14,861,969
5.150% due 10/31/28 ~	12,430,000	18,005,915
6.000% due 01/31/29	11,630,000	18,123,273

		87,558,630

Total Foreign Government Bonds & Notes (Cost $491,291,895)		478,596,466

SHORT-TERM INVESTMENT - 17.4%

Repurchase Agreement - 17.4%

Fixed Income Clearing Corp 0.030% due 01/04/16 (Dated 12/31/15, repurchase price of $208,082,018; collateralized by U.S. Treasury Notes: 0.875% due 11/30/16 and value $212,244,288)	$208,081,325	208,081,325

Total Short-Term Investment (Cost $208,081,325)		208,081,325

TOTAL INVESTMENTS - 93.6% (Cost $1,149,992,606)		1,117,211,275

OTHER ASSETS & LIABILITIES, NET - 6.4%		76,198,563

NET ASSETS - 100.0%		$1,193,409,838

Notes to Schedule of Investments

(a)	As of December 31, 2015, the fund’s composition as a percentage of net assets was as follows:

Foreign Government Bonds & Notes	40.1%
Corporate Bonds & Notes	27.5%
Short-Term Investment	17.4%
U.S. Treasury Obligations	8.6%

93.6%
Other Assets & Liabilities, Net	6.4%

100.0%

(b)	As of December 31, 2015, the fund’s composition by country of risk as a percentage of net assets was as follows:

United States (Includes Short-Term Investment)	32.8%
Spain	9.7%
Slovenia	5.8%
United Kingdom	5.8%
Italy	5.7%
Cyprus	5.6%
Switzerland	4.4%
Mexico	3.2%
France	3.2%
Others (each less than 3.0%)	17.4%

93.6%
Other Assets & Liabilities, Net	6.4%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

(c)	Open futures contracts outstanding as of December 31, 2015 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation (Depreciation)
Euro-Buxl (03/16)	24	($53,528)
U.S. Treasury 5-Year Notes (03/16)	3	(1,068)

		(54,596)

Short Futures Outstanding
Euro-Bobl (03/16)	255	287,929
Euro-BTP (03/16)	222	369,621
Euro-Bund (03/16)	150	63,412
Eurodollar (12/16)	1,273	(900,705)
U.S. Treasury 10-Year Notes (03/16)	122	82,007
U.S. Treasury Long Bonds (03/16)	33	(6,249)
U.S. Treasury Ultra Long Bonds (03/16)	49	73,385
United Kingdom Gilt (03/16)	95	70,533

		39,933

Total Futures Contracts		($14,663)

(d)	Forward foreign currency contracts outstanding as of December 31, 2015 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
AUD	50,100,000	USD	35,989,335	01/16	CSF	$488,333
BRL	46,222,600	USD	11,928,413	01/16	DUB	(244,975)
EUR	16,981,021	SEK	157,000,000	01/16	CSF	(146,013)
EUR	22,200,000	USD	24,414,006	01/16	GSC	(277,895)
EUR	13,420,000	USD	14,697,034	03/16	CIT	(91,896)
EUR	3,180,000	USD	3,502,632	03/16	MSC	(41,802)
HUF	3,500,000,000	EUR	11,231,628	01/16	GSC	(154,055)
KRW	21,104,100,000	USD	17,900,000	02/16	ANZ	32,407
MXN	600,000,000	USD	36,077,205	01/16	CSF	(1,306,254)
SEK	157,000,000	EUR	17,014,544	01/16	CSF	109,567
USD	36,417,690	AUD	50,100,000	01/16	CSF	(59,978)
USD	11,950,000	BRL	46,222,600	01/16	GSC	266,562
USD	24,047,262	EUR	22,200,000	01/16	GSC	(88,849)
USD	594,533,960	EUR	545,000,000	03/16	CIT	1,404,278
USD	44,885,253	GBP	30,000,000	03/16	MSC	654,830
USD	34,485,205	MXN	600,000,000	01/16	CSF	(285,747)
USD	8,975,086	NZD	13,372,000	03/16	CIT	(138,544)
USD	11,432,109	ZAR	171,078,000	01/16	GSC	403,496
ZAR	171,078,000	USD	11,738,253	01/16	GSC	(709,641)

Total Forward Foreign Currency Contracts						($186,176)

(e)	Transactions in written options for the period since inception through December 31, 2015 were as follows:

	Number of Contracts	Premium
Outstanding, April 27, 2015	-	$-
Call Options Written	8,172	559,732
Put Options Written	30,962	10,038,699
Call Options Expired	(4,086)	(279,866)
Call Options Closed	(4,086)	(279,866)
Put Options Closed	(30,962)	(10,038,699)

Outstanding, December 31, 2015	-	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

(f)	Swap agreements outstanding as of December 31, 2015 were as follows:

Credit Default Swaps on Corporate Issues – Buy Protection (1)

Referenced Obligation	Fixed Deal Pay Rate	Expiration Date	Counter- party	Implied Credit Spread at 12/31/15 (3)	Notional Amount (4)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
BorgWarner Inc	1.000%	06/20/20	CSF	1.056%	$9,600,000	$20,426	($174,675)	$195,101
Anadarko Petroleum Corp	1.000%	12/20/20	CIT	3.159%	1,421,000	135,375	45,159	90,216
Anglo American Capital PLC	1.000%	12/20/20	CIT	9.760%	EUR 2,700,000	901,654	323,470	578,184
Atlantia SPA	1.000%	12/20/20	CIT	0.610%	8,642,000	(231,884)	(198,812)	(33,072)
Diageo Capital PLC	1.000%	12/20/20	CIT	0.518%	5,213,000	(136,896)	(116,105)	(20,791)
Eni SPA	1.000%	12/20/20	CIT	0.879%	1,788,000	(12,110)	(29,154)	17,044
Fortum OYJ	1.000%	12/20/20	CIT	0.700%	2,695,000	(44,252)	(42,058)	(2,194)
Gas Natural Capital Markets SA	1.000%	12/20/20	CIT	1.066%	3,651,000	11,477	5,323	6,154
Repsol International Finance BV	1.000%	12/20/20	CIT	2.564%	622,000	48,762	26,857	21,905
Statoil ASA	1.000%	12/20/20	CIT	0.648%	5,463,000	(104,812)	(111,982)	7,170
Anadarko Petroleum Corp	1.000%	12/20/20	CSF	3.159%	$820,000	78,119	24,391	53,728
Atlantia SPA	1.000%	12/20/20	CSF	0.610%	EUR 130,000	(2,764)	(3,252)	488
Boston Scientific Corp	1.000%	12/20/20	CSF	0.450%	$9,050,000	(241,915)	(126,395)	(115,520)
Cardinal Health Inc	1.000%	12/20/20	CSF	0.166%	7,500,000	(304,655)	(262,756)	(41,899)
Carlsberg Breweries AS	1.000%	12/20/20	CSF	0.874%	EUR 5,993,000	(42,187)	(46,809)	4,622
Eni SPA	1.000%	12/20/20	CSF	0.879%	2,026,000	(13,722)	(31,503)	17,781
Gas Natural Capital Markets SA	1.000%	12/20/20	CSF	1.066%	7,473,000	23,491	(16,283)	39,774
Ingersoll-Rand Co	1.000%	12/20/20	CSF	0.338%	$7,700,000	(247,664)	(241,564)	(6,100)
LVMH Moet Hennessy Louis Vuitton SE	1.000%	12/20/20	CSF	0.409%	EUR 1,958,000	(63,054)	(64,048)	994
Nordstrom Inc	1.000%	12/20/20	CSF	0.806%	$9,600,000	(91,457)	(226,835)	135,378
Repsol International Finance BV	1.000%	12/20/20	CSF	2.564%	EUR 3,314,000	259,803	138,764	121,039
Xerox Corp	1.000%	12/20/20	CSF	1.666%	$877,000	26,969	16,993	9,976
Anadarko Petroleum Corp	1.000%	12/20/20	GSC	3.159%	3,565,000	339,628	116,420	223,208
Atlantia SPA	1.000%	12/20/20	GSC	0.610%	EUR 508,000	(10,800)	(11,832)	1,032
Danone SA	1.000%	12/20/20	GSC	0.398%	5,935,000	(195,017)	(198,730)	3,713
Dover Corp	1.000%	12/20/20	GSC	0.731%	$2,400,000	(31,425)	(31,703)	278
Gas Natural Capital Markets SA	1.000%	12/20/20	GSC	1.066%	EUR 776,000	2,439	2,189	250
Newell Rubbermaid Inc	1.000%	12/20/20	GSC	0.905%	$7,550,000	(36,465)	(201,693)	165,228
Packaging Corp of America	1.000%	12/20/20	GSC	0.978%	6,900,000	(9,329)	(6,806)	(2,523)
Quest Diagnostics Inc	1.000%	12/20/20	GSC	0.685%	10,000,000	(153,415)	(54,494)	(98,921)
Repsol International Finance BV	1.000%	12/20/20	GSC	2.564%	EUR 1,664,000	130,450	59,981	70,469
Stanley Black & Decker Inc	1.000%	12/20/20	GSC	0.741%	$9,500,000	(120,190)	(99,258)	(20,932)
Jaguar Land Rover Automotive PLC	5.000%	12/20/20	CIT	2.469%	EUR 3,529,000	(458,419)	(435,869)	(22,550)
Jaguar Land Rover Automotive PLC	5.000%	12/20/20	GSC	2.469%	245,000	(31,826)	(32,266)	440

						($605,665)	($2,005,335)	$1,399,670

Credit Default Swaps on Corporate Issues – Sell Protection (2)

Referenced Obligation	Fixed Deal Receive Rate	Expiration Date	Counter- party	Implied Credit Spread at 12/31/15 (3)	Notional Amount (4)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
The Royal Bank of Scotland PLC	1.000%	06/20/20	CIT	1.305%	EUR 9,450,000	($134,778)	($195,114)	$60,336
Tesco PLC	1.000%	09/20/20	CSF	2.807%	6,634,000	(569,209)	(345,772)	(223,437)
Dell Inc	1.000%	09/20/20	GSC	4.509%	$1,984,000	(285,396)	(210,623)	(74,773)
Tesco PLC	1.000%	12/20/20	CIT	2.886%	EUR 4,241,000	(396,825)	(436,966)	40,141
Volkswagen International Finance NV	1.000%	12/20/20	CIT	1.520%	4,158,000	(110,057)	(295,544)	185,487
Anheuser-Busch InBev SA/NV	1.000%	12/20/20	CSF	0.778%	5,993,000	72,841	64,393	8,448
Tesco PLC	1.000%	12/20/20	CSF	2.886%	3,400,000	(318,134)	(337,170)	19,036
Volkswagen International Finance NV	1.000%	12/20/20	GSC	1.520%	1,342,000	(35,522)	(83,288)	47,766

						($1,777,080)	($1,840,084)	$63,004

Credit Default Swaps on Credit Indices – Buy Protection (1)

Referenced Obligation	Fixed Deal Pay Rate	Expiration Date	Counter- party	Notional Amount (4)	Value (5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
iTraxx Asia Ex Japan IG	1.000%	12/20/20	CIT	$35,200,000	$606,550	$898,683	($292,133)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

Credit Default Swaps on Credit Indices – Sell Protection (2)

Referenced Obligation	Fixed Deal Receive Rate	Expiration Date	Exchange	Notional Amount (4)	Value (5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
iTraxx Europe	1.000%	12/20/20	ICE	EUR 6,600,000	$86,328	$66,807	$19,521
CDX HY 25 5Y	5.000%	12/20/20	CME	$20,700,000	264,226	26,910	237,316

					$350,554	$93,717	$256,837

					($1,425,641)	($2,853,019)	$1,427,378

(1)	If the fund a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	If the fund a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(3)	An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in the absolute terms, utilized in determining the value of credit default swaps on corporate issues as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(4)	The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of year end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps – Receive Floating Rate

Floating Rate Index	Exchange	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	LCH	1.713%	02/27/21	$47,820,000	$157,519	$-	$157,519
6-Month EUR-LIBOR	LCH	0.318%	03/10/21	EUR 81,920,000	228,453	-	228,453
6-Month EUR-LIBOR	LCH	0.899%	02/25/26	69,280,000	981,506	-	981,506
6-Month EUR-LIBOR	LCH	0.860%	03/04/26	13,070,000	235,519	-	235,519
3-Month USD-LIBOR	LCH	2.156%	03/17/26	$62,515,000	421,605	-	421,605
3-Month USD-LIBOR	LCH	2.560%	05/15/36	77,070,000	18,564	-	18,564
6-Month EUR-LIBOR	LCH	1.535%	10/14/65	EUR 6,670,000	87,454	-	87,454

					$2,130,620	$-	$2,130,620

Total Return Swaps

Receive Total Return	Pay	Counter- party	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
3-Month EUR-LIBOR	iBoxx-EUR Corporate	GSC	12/20/16	EUR 38,164,590	$367,900	$-	$367,900

Total Swap Agreements					$1,072,879	($2,853,019)	$3,925,898

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

(g)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2015:

		Total Value at December 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$327,620,736	$-	$327,620,736	$-
	U.S. Treasury Obligations	102,912,748	-	102,912,748	-
	Foreign Government Bonds & Notes	478,596,466	-	478,596,466	-
	Short-Term Investment	208,081,325	-	208,081,325	-
	Derivatives:
	Credit Contracts
	Swaps	3,008,538	-	3,008,538	-
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	3,359,473	-	3,359,473	-
	Interest Rate Contracts
	Futures	946,887	946,887	-	-
	Swaps	2,498,520	-	2,498,520	-

	Total Interest Rate Contracts	3,445,407	946,887	2,498,520	-

	Total Assets - Derivatives	9,813,418	946,887	8,866,531	-

	Total Assets	1,127,024,693	946,887	1,126,077,806	-

Liabilities	Derivatives:
	Credit Contracts
	Swaps	(4,434,179)	-	(4,434,179)	-
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(3,545,649)	-	(3,545,649)	-
	Interest Rate Contracts
	Futures	(961,550)	(961,550)	-	-

	Total Liabilities - Derivatives	(8,941,378)	(961,550)	(7,979,828)	-

	Total Liabilities	(8,941,378)	(961,550)	(7,979,828)	-

	Total	$1,118,083,315	($14,663)	$1,118,097,978	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

CURRENCY STRATEGIES PORTFOLIO

Schedule of Investments

December 31, 2015

	Principal Amount	Value
CORPORATE BONDS & NOTES - 20.5%

Germany - 5.0%

KFW 0.500% due 04/19/16	$33,900,000	$33,880,033
0.750% due 07/05/16 ~	30,621,000	30,612,242

		64,492,275

Multi-National - 15.5%

Asian Development Bank 0.750% due 01/11/17	20,000,000	19,967,020
2.500% due 03/15/16	40,000,000	40,145,920
European Investment Bank 2.500% due 05/16/16	40,000,000	40,244,000
4.875% due 02/16/16	30,000,000	30,144,240
Inter-American Development Bank 0.625% due 09/12/16	35,000,000	35,004,130
International Bank for Reconstruction & Development 0.625% due 10/14/16	34,000,000	33,997,416

		199,502,726

Total Corporate Bonds & Notes (Cost $264,279,673)		263,995,001

U.S. TREASURY OBLIGATIONS - 5.2%

U.S. Treasury Notes - 5.2%

0.375% due 01/31/16 ‡	66,600,000	66,605,728

Total U.S. Treasury Obligations (Cost $66,607,913)		66,605,728

FOREIGN GOVERNMENT BONDS & NOTES - 17.8%

Canada - 4.9%

Canadian Government 1.250% due 02/01/16	CAD 87,950,000	63,597,696

France - 3.6%

France Government OAT 3.250% due 04/25/16 ~	EUR 42,000,000	46,149,724

Germany - 4.5%

Bundesrepublik Deutschland 3.500% due 01/04/16 ~	53,600,000	58,249,789

United Kingdom - 4.8%

United Kingdom Gilt 4.000% due 09/07/16 ~	GBP 40,500,000	61,205,848

Total Foreign Government Bonds & Notes (Cost $237,876,994)		229,203,057

SHORT-TERM INVESTMENTS - 55.7%

U.S. Treasury Bills - 10.4%

0.112% due 01/21/16	$45,000,000	44,998,155
0.224% due 03/31/16 ‡	45,000,000	44,981,775
0.349% due 06/23/16 ‡	45,000,000	44,901,675

		134,881,605

	Principal Amount	Value
Repurchase Agreement - 45.3%

Fixed Income Clearing Corp 0.030% due 01/04/16 (Dated 12/31/15, repurchase price of $584,783,118; collateralized by Fannie Mae: 1.375% due 11/15/16 and value $100,750,000; Federal Home Loan Bank: 4.750% due 12/16/16 and value $98,681,250; and U.S. Treasury Notes: 0.500% - 0.875% due 09/30/16 - 01/15/17 and value $397,050,600)	$584,781,169	$584,781,169

Total Short-Term Investments (Cost $719,680,806)		719,662,774

TOTAL INVESTMENTS - 99.2% (Cost $1,288,445,386)		1,279,466,560

OTHER ASSETS & LIABILITIES, NET - 0.8%		10,814,061

NET ASSETS - 100.0%		$1,290,280,621

Notes to Schedule of Investments

(a)	As of December 31, 2015, the fund’s composition as a percentage of net assets was as follows:

Short-Term Investments	55.7%
Corporate Bonds & Notes	20.5%
Foreign Government Bonds & Notes	17.8%
U.S. Treasury Obligations	5.2%

99.2%
Other Assets & Liabilities, Net	0.8%

100.0%

(b)	As of December 31, 2015, investments with a total aggregate values of $11,400,424 were fully or partially segregated with the broker(s)/custodian as collateral for open forward foreign currency contracts.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

CURRENCY STRATEGIES PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

(c)	Forward foreign currency contracts outstanding as of December 31, 2015 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
AUD	70,178,000	USD	51,002,142	01/16	ANZ	$114,625
AUD	82,137,294	USD	58,892,029	01/16	GSC	935,736
AUD	3,938,000	USD	2,865,525	01/16	SEB	2,864
CAD	82,232,508	USD	59,100,000	01/16	DUB	330,293
CAD	81,231,424	USD	58,813,913	01/16	GSC	(107,114)
CAD	164,605,853	USD	122,936,520	01/16	RBC	(3,974,149)
CAD	125,742,607	USD	90,382,718	01/16	RBC	492,778
CAD	203,584,378	USD	152,492,178	01/16	SCB	(5,359,620)
CAD	2,227,170	USD	1,671,610	01/16	SEB	(62,011)
CHF	167,537,984	USD	166,855,545	01/16	ANZ	477,596
CHF	121,410,327	USD	118,690,194	01/16	BRC	2,571,688
CHF	20,577,252	USD	20,746,586	01/16	SCB	(194,493)
EUR	45,762,812	USD	49,745,366	01/16	BRC	(1,086)
EUR	93,522,792	USD	100,422,903	01/16	BRC	1,236,584
EUR	42,325,000	USD	46,681,301	01/16	DUB	(665,044)
EUR	55,686,000	USD	59,054,446	01/16	GSC	1,476,363
EUR	3,396,000	USD	3,604,480	01/16	SEB	86,979
INR	4,994,010,000	USD	74,084,112	01/16	BRC	1,178,360
JPY	22,936,161,627	USD	186,722,345	01/16	BRC	4,145,260
JPY	41,854,918,753	USD	343,921,792	01/16	DUB	4,381,827
JPY	37,419,200,000	USD	309,805,188	01/16	GSC	1,633,316
JPY	264,542,731	USD	2,152,539	01/16	SEB	48,903
MXN	1,288,970,000	USD	74,998,109	01/16	BRC	(300,254)
NZD	99,496,809	USD	67,228,934	01/16	BRC	787,824
NZD	73,287,000	USD	50,291,372	01/16	GSC	(191,834)
NZD	687,418,879	USD	448,208,561	01/16	GSC	21,713,552
PHP	3,630,000,000	USD	76,316,619	01/16	MSC	950,988
USD	59,100,000	AUD	82,810,803	01/16	DUB	(1,218,341)
USD	530,342,845	AUD	745,592,216	01/16	GSC	(12,737,086)
USD	126,135,146	AUD	177,832,968	01/16	RBC	(3,396,137)
USD	64,438,854	CAD	88,365,000	01/16	CIB	575,314
USD	123,299,258	CAD	164,610,428	01/16	SCB	4,333,581
USD	170,105,583	CHF	170,801,315	01/16	ANZ	(486,898)
USD	348,143,473	CHF	350,144,465	01/16	BRC	(1,572,881)
USD	106,932,857	CHF	106,175,799	01/16	BRC	886,876
USD	61,494,099	CHF	61,727,777	01/16	DUB	(158,205)
USD	15,141,320	CHF	14,997,189	01/16	GSC	162,467
USD	308,445,776	CHF	302,775,000	01/16	JPM	5,937,235
USD	59,111,351	CHF	59,324,448	01/16	RBC	(140,562)
USD	52,399,790	EUR	48,252,000	01/16	ANZ	(50,244)
USD	185,174,690	EUR	172,451,237	01/16	BRC	(2,280,198)
USD	39,034,684	EUR	36,368,000	01/16	RBC	(497,415)
USD	122,885,699	EUR	112,196,000	01/16	RBC	928,392
USD	65,516,776	EUR	60,243,594	01/16	SCB	31,852
USD	177,746,695	GBP	118,371,700	01/16	BRC	3,238,594
USD	63,569,400	GBP	41,960,000	01/16	DUB	1,708,960
USD	17,448,202	JPY	2,126,923,735	01/16	BRC	(252,169)
USD	47,987,964	JPY	5,776,738,311	01/16	DUB	(84,256)
USD	152,769,536	KRW	180,734,000,000	01/16	MSC	(925,858)
USD	49,199,000	NOK	427,238,704	01/16	SCB	936,210
USD	36,007,000	NOK	315,430,358	01/16	SEB	374,580
USD	233,384,342	NZD	343,895,000	01/16	DUB	(1,587,530)
USD	182,177,831	NZD	276,762,947	01/16	GSC	(7,019,374)
USD	7,595,138	NZD	11,068,000	01/16	GSC	28,971
USD	58,623,000	SEK	489,458,728	01/16	DUB	625,364
USD	26,583,000	SEK	221,964,063	01/16	SEB	281,720
USD	77,569,052	THB	2,797,140,000	01/16	JPM	(125,748)

Total Forward Foreign Currency Contracts						$19,227,145

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

CURRENCY STRATEGIES PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

(d)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2015:

		Total Value at December 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$263,995,001	$-	$263,995,001	$-
	U.S. Treasury Obligations	66,605,728	-	66,605,728	-
	Foreign Government Bonds & Notes	229,203,057	-	229,203,057	-
	Short-Term Investments	719,662,774	-	719,662,774	-
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	62,615,652	-	62,615,652	-

	Total Assets	1,342,082,212	-	1,342,082,212	-

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(43,388,507)	-	(43,388,507)	-

	Total Liabilities	(43,388,507)	-	(43,388,507)	-

	Total	$1,298,693,705	$-	$1,298,693,705	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

DIVERSIFIED ALTERNATIVES PORTFOLIO

Schedule of Investments

December 31, 2015

	Shares	Value
AFFILIATED MUTUAL FUNDS - 99.8%

Floating Rate Income Portfolio ‘P’ *	15,379	$160,141
Inflation Managed Portfolio ‘P’ *	5,474	59,774
Emerging Markets Debt Portfolio ‘P’ *	16,701	156,467
Emerging Markets Portfolio ‘P’ *	8,701	116,366
International Small-Cap Portfolio ‘P’ *	10,423	120,482
Real Estate Portfolio ‘P’ *	2,661	60,725
Absolute Return Portfolio ‘P’ *	22,949	221,329
Currency Strategies Portfolio ‘P’ *	39,803	431,390
Equity Long/Short Portfolio ‘P’ *	19,501	225,857
Global Absolute Return Portfolio ‘P’ *	43,266	468,233

Total Affiliated Mutual Funds (Cost $2,020,204)		2,020,764

TOTAL INVESTMENTS - 99.8% (Cost $2,020,204)		2,020,764

OTHER ASSETS & LIABILITIES, NET - 0.2%		3,662

NET ASSETS - 100.0%		$2,024,426

Notes to Schedule of Investments

(a)	As of December 31, 2015, the fund’s composition as a percentage of net assets was as follows:

Affiliated Fixed Income Funds	52.6%
Affiliated Equity Funds	47.2%

99.8%
Other Assets & Liabilities, Net	0.2%

100.0%

(b)	The fund’s investments are affiliated mutual funds (See Note 7C in Notes to Financial Statements).

(c)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2015:

		Total Value at December 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Affiliated Mutual Funds	$2,020,764	$2,020,764	$-	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

EQUITY LONG/SHORT PORTFOLIO

Schedule of Investments

December 31, 2015

	Shares	Value
SHORT-TERM INVESTMENTS - 84.3%

Money Market Funds - 20.9%

BlackRock Liquidity Funds T-Fund Portfolio	140,013,705	$140,013,705
Dreyfus Treasury & Agency Cash Management	140,013,705	140,013,705

		280,027,410

	Principal Amount

U.S. Treasury Bills - 49.4%

0.101% due 04/21/16 ‡	$330,632,000	330,442,217
0.140% due 04/28/16	113,500,000	113,409,087
0.147% due 04/28/16	141,700,000	141,586,498
0.157% due 04/28/16	75,432,000	75,371,579

		660,809,381

Repurchase Agreement - 14.0%

Fixed Income Clearing Corp 0.030% due 01/04/16 (Dated 12/31/15, repurchase price of $186,685,562; collateralized by U.S. Treasury Notes: 0.875% due 11/30/16 and value $190,419,863)	186,684,940	186,684,940

Total Short-Term Investments (Cost $1,127,717,579)		1,127,521,731

TOTAL INVESTMENTS - 84.3% (Cost $1,127,717,579)		1,127,521,731

OTHER ASSETS & LIABILITIES, NET - 15.7%		209,247,786

NET ASSETS - 100.0%		$1,336,769,517

Notes to Schedule of Investments

(a)	As of December 31, 2015, the fund’s composition as a percentage of net assets was as follows:

Short-Term Investments	84.3%
Other Assets & Liabilities, Net	15.7%

100.0%

(b)	As of December 31, 2015, an investment with a value of $256,052,685 was fully or partially segregated with the broker(s)/custodian as collateral for open swap agreements.

(c)	Open futures contracts outstanding as of December 31, 2015 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation (Depreciation)
AEX Index (01/16)	188	$355,534
CAC 40 Index (01/16)	460	195,909
DAX Index (03/16)	105	971,198
FTSE 100 Index (03/16)	639	2,224,223
FTSE MIB Index (03/16)	92	118,317
Hang Seng Index (01/16)	69	(43,901)
IBEX 35 Index (01/16)	91	(131,526)
OMX Index (01/16)	712	320,698
S&P 500 E-Mini Index (03/16)	4,682	(1,403,306)
S&P/TSE 60 Index (03/16)	221	60,582
SGX MSCI Index (01/16)	160	8,091
SPI 200 Index (03/16)	214	210,361
TOPIX Index (03/16)	570	(2,063,468)

Total Futures Contracts		$822,712

(d)	Forward foreign currency contracts outstanding as of December 31, 2015 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
AUD	8,810,906	USD	6,415,373	03/16	CIT	($17,307)
AUD	2,907,594	USD	2,107,723	03/16	CIT	3,635
AUD	8,810,907	USD	6,415,374	03/16	CSF	(17,307)
AUD	2,907,593	USD	2,107,723	03/16	CSF	3,635
CAD	14,996,500	USD	11,212,814	03/16	CIT	(372,738)
CAD	14,996,500	USD	11,212,814	03/16	CSF	(372,738)
CHF	10,939,898	USD	11,005,542	03/16	CIT	(50,050)
CHF	1,701,602	USD	1,669,258	03/16	CIT	34,769
CHF	10,939,898	USD	11,005,542	03/16	CSF	(50,050)
CHF	1,701,602	USD	1,669,258	03/16	CSF	34,769
DKK	5,595,273	USD	816,682	03/16	CIT	(146)
DKK	10,749,727	USD	1,563,932	03/16	CIT	4,810
DKK	5,595,274	USD	816,682	03/16	CSF	(146)
DKK	10,749,726	USD	1,563,931	03/16	CSF	4,810
EUR	38,071,500	USD	40,525,358	03/16	CIT	923,044
EUR	38,071,500	USD	40,525,168	03/16	CSF	923,235
GBP	17,623,000	USD	26,439,857	03/16	CIT	(456,949)
GBP	17,623,000	USD	26,440,069	03/16	CSF	(457,161)
HKD	31,458,000	USD	4,060,674	03/16	CIT	684
HKD	31,458,000	USD	4,060,674	03/16	CSF	684
ILS	3,236,500	USD	836,985	03/16	CIT	(3,994)
ILS	3,236,500	USD	836,983	03/16	CSF	(3,992)
JPY	3,678,131,000	USD	29,992,766	03/16	CIT	659,099
JPY	3,678,131,000	USD	29,992,766	03/16	CSF	659,100
NOK	6,510,000	USD	750,002	03/16	CIT	(15,051)
NOK	6,510,000	USD	750,003	03/16	CSF	(15,052)
NZD	339,500	USD	224,442	03/16	CIT	6,763

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

EQUITY LONG/SHORT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
NZD	339,500	USD	224,442	03/16	CSF	$6,763
SEK	33,368,500	USD	3,849,146	03/16	CIT	111,831
SEK	33,368,500	USD	3,849,115	03/16	CSF	111,862
SGD	2,568,500	USD	1,819,664	03/16	CIT	(12,363)
SGD	2,568,500	USD	1,819,660	03/16	CSF	(12,359)
USD	200,482	AUD	275,500	03/16	CIT	427
USD	200,482	AUD	275,500	03/16	CSF	427
USD	410,197	CAD	548,000	03/16	CIT	14,080
USD	410,197	CAD	548,000	03/16	CSF	14,080
USD	280,975	CHF	286,500	03/16	CIT	(5,933)
USD	280,975	CHF	286,500	03/16	CSF	(5,933)
USD	38,023	DKK	266,500	03/16	CIT	(869)
USD	37,971	DKK	266,500	03/16	CSF	(920)
USD	534,440	EUR	501,000	03/16	CIT	(10,999)
USD	534,440	EUR	501,000	03/16	CSF	(10,999)
USD	885,917	GBP	587,000	03/16	CIT	20,459
USD	885,917	GBP	587,000	03/16	CSF	20,459
USD	231,493	HKD	1,794,000	03/16	CIT	(120)
USD	231,469	HKD	1,794,000	03/16	CSF	(143)
USD	21,121	NOK	183,000	03/16	CIT	461
USD	21,121	NOK	183,000	03/16	CSF	461
USD	37,807	NZD	57,000	03/16	CIT	(1,011)
USD	37,807	NZD	57,000	03/16	CSF	(1,011)
USD	84,935	SEK	735,000	03/16	CIT	(2,312)
USD	84,935	SEK	735,000	03/16	CSF	(2,312)
USD	236,884	SGD	335,000	03/16	CIT	1,164
USD	236,884	SGD	335,000	03/16	CSF	1,165

Total Forward Foreign Currency Contracts						$1,662,711

(e)	Swap agreements outstanding as of December 31, 2015 were as follows:

Total Return Basket Swaps

Description	Counter- party	Expiration Dates (1)	Value
The fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Month USD-LIBOR, plus a specified spread as negotiated by the parties, which is denominated in USD based on the local currencies of the positions within the swap.	GSC	12/22/20- 11/28/25	($13,468,770)

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2015:

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Long Positions:

Bermuda

Aspen Insurance Holdings Ltd	11,612	$562,485	($1,626)
Marvell Technology Group Ltd	979,971	8,300,380	342,990

			341,364

Ireland

XL Group PLC	15,770	605,410	12,458

Switzerland

TE Connectivity Ltd	28,235	1,789,817	34,447

United States

3M Co	83,180	12,381,343	148,892
Abbott Laboratories	191,865	8,683,810	(67,153)
AbbVie Inc	33,522	2,009,035	(23,192)
Accenture PLC ‘A’	57,213	5,907,814	70,944
ACE Ltd	41,360	4,781,216	51,700
Activision Blizzard Inc	90,992	3,536,898	(14,559)

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
AES Corp	92,938	$855,039	$34,387
Aetna Inc	96,278	14,619,898	(71,246)
Aflac Inc	210,423	12,705,341	(101,003)
AGCO Corp	35,870	1,599,085	29,055
Agilent Technologies Inc	211,107	8,608,943	217,440
Akamai Technologies Inc	97,783	5,142,408	3,911
Alaska Air Group Inc	14,122	1,145,718	(8,756)
Alleghany Corp	4,586	2,196,098	(4,311)
Alliant Energy Corp	56,801	4,128,153	(71,569)
Allied World Assurance Co Holdings AG	20,283	718,830	35,495
Alphabet Inc	11,236	8,649,810	91,910
Altria Group Inc	291,575	17,036,727	(64,146)
Amazon.com Inc	4,481	3,005,183	23,480
Amdocs Ltd	154,389	8,469,781	(44,773)
AMERCO	689	271,053	(2,687)
Ameren Corp	70,839	3,120,562	(58,192)
American Eagle Outfitters Inc	119,885	1,825,849	32,369
American Electric Power Co Inc	104,465	5,998,380	88,795
American Express Co	63,487	4,416,791	(1,270)
American International Group Inc	12,951	812,894	(10,321)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

EQUITY LONG/SHORT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Ameriprise Financial Inc	82,993	$8,722,564	$109,551
AmerisourceBergen Corp	154,504	16,061,240	211,670
Amgen Inc	80,295	13,716,223	72,266
Analog Devices Inc	16,023	908,661	(22,268)
ANSYS Inc	17,583	1,606,383	20,045
Anthem Inc	67,807	9,425,851	29,157
AO Smith Corp	81,223	6,214,372	8,122
Apollo Education Group Inc	268,271	2,038,860	18,779
Apple Inc	49,381	5,381,538	(183,694)
Applied Materials Inc	60,952	1,100,793	37,181
Archer-Daniels-Midland Co	174,332	5,977,844	416,653
Armstrong World Industries Inc	25,433	1,176,276	(13,225)
Arrow Electronics Inc	109,512	5,992,497	(59,136)
Ashland Inc	3,692	381,494	(2,326)
Assurant Inc	66,799	5,403,371	(23,380)
Assured Guaranty Ltd	318,713	8,407,729	356,959
Atwood Oceanics Inc	179,621	2,182,395	(344,872)
Automatic Data Processing Inc	54,143	4,591,868	(4,873)
AutoNation Inc	11,855	708,455	(1,185)
Avery Dennison Corp	38,202	2,411,878	(18,141)
Avnet Inc	189,293	8,292,926	(183,614)
Avon Products Inc	894,697	3,605,633	17,894
Axis Capital Holdings Ltd	35,820	1,996,965	16,835
Baxalta Inc	21,227	830,642	(2,152)
Baxter International Inc	90,900	3,429,795	38,040
BB&T Corp	58,660	2,219,108	(1,173)
Becton Dickinson & Co	4,257	663,709	(7,748)
Bed Bath & Beyond Inc	37,549	1,941,659	(129,920)
Bemis Co Inc	151,975	6,765,929	25,834
Best Buy Co Inc	218,366	8,028,269	141,938
Big Lots Inc	69,268	2,616,581	53,008
Bio-Rad Laboratories Inc	5,051	695,727	4,644
Biogen Inc	29,674	11,729,300	272,407
BlackRock Inc	4,690	1,548,685	48,354
Brinker International Inc	46,156	2,085,328	127,852
Bristol-Myers Squibb Co	20,051	1,389,133	(9,825)
Broadridge Financial Solutions Inc	95,032	5,119,374	(13,304)
Brocade Communications Systems Inc	1,276,499	11,258,722	459,539
Bruker Corp	21,382	533,352	(14,411)
Brunswick Corp	47,261	2,313,901	73,252
Bunge Ltd	98,558	6,311,654	417,886
BWX Technologies Inc	69,991	2,180,592	43,022
CA Inc	148,630	4,235,955	8,918
Cadence Design Systems Inc	75,125	1,599,602	(36,251)
California Resources Corp	624,802	1,243,400	212,388
Capital One Financial Corp	130,067	9,674,383	(286,147)
Cardinal Health Inc	71,964	6,329,953	94,273
Carlisle Cos Inc	51,837	4,571,180	26,243
Carnival Corp	66,317	3,346,356	266,594
Carter’s Inc	81,529	7,281,355	(22,828)
CDW Corp	80,649	3,442,906	(52,422)
CEB Inc	24,482	1,520,920	(17,970)
Celanese Corp ‘A’	4,919	324,260	6,936
Centene Corp	45,084	7,024,945	178,082
Charles River Laboratories International Inc	36,410	2,905,452	21,548
Chico’s FAS Inc	129,875	1,426,027	(40,261)
Cintas Corp	49,609	4,490,607	26,293
Cisco Systems Inc	436,750	12,225,015	189,986
CIT Group Inc	80,455	3,258,428	(64,364)
Citigroup Inc	27,859	1,463,333	(21,630)
Citrix Systems Inc	57,085	4,433,221	(114,741)
Coach Inc	45,218	1,475,916	4,070
Cognizant Technology Solutions Corp ‘A’	9,312	562,631	(3,725)

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Colgate-Palmolive Co	10,479	$710,393	($12,282)
Comcast Corp	57,440	3,297,343	(56,004)
Commerce Bancshares Inc	5,636	243,536	(3,780)
Community Health Systems Inc	206,559	6,251,608	210,690
Compass Minerals International Inc	3,235	239,688	3,810
Computer Sciences Corp	98,091	3,163,908	41,706
Consolidated Edison Inc	129,246	8,300,178	6,462
Convergys Corp	47,677	1,224,822	(38,142)
CoreLogic Inc	18,024	647,235	(36,943)
Corning Inc	326,934	6,232,132	62,117
Coty Inc ‘A’	19,469	655,167	(37,380)
CR Bard Inc	31,070	5,922,563	(36,663)
Cracker Barrel Old Country Store Inc	5,031	626,913	11,169
Crane Co	46,782	2,138,873	99,178
CSX Corp	180,183	4,640,154	63,064
Cummins Inc	73,684	6,333,877	151,052
CVS Health Corp	72,077	6,952,377	220,556
Danaher Corp	45,813	4,209,757	45,355
Darden Restaurants Inc	94,402	5,512,133	495,611
Dean Foods Co	80,879	1,421,549	(34,474)
Deckers Outdoor Corp	34,954	4,066,116	(73,403)
Delta Air Lines Inc	13,167	671,912	(4,477)
Deluxe Corp	10,436	567,510	1,670
Denbury Resources Inc	200,846	471,110	20,085
DENTSPLY International Inc	43,635	2,629,445	25,745
Dick’s Sporting Goods Inc	61,065	2,209,942	(51,295)
Dillard’s Inc ‘A’	30,714	2,083,023	(64,807)
Discover Financial Services	131,738	7,098,043	(34,252)
Dollar General Corp	39,095	4,026,629	12,901
Domino’s Pizza Inc	15,005	1,641,097	28,209
Domtar Corp	96,225	3,567,061	(11,547)
DR Horton Inc	36,616	1,154,136	18,674
Dr Pepper Snapple Group Inc	140,525	13,073,041	23,889
DST Systems Inc	29,175	3,388,385	(60,684)
DTE Energy Co	83,360	6,664,632	20,006
Eaton Corp PLC	22,836	1,206,331	(17,945)
eBay Inc	371,692	12,997,108	(211,864)
Edison International	49,229	2,998,046	(83,197)
Edwards Lifesciences Corp	79,454	7,059,574	(159,703)
Electronic Arts Inc	82,957	5,922,518	(199,097)
Eli Lilly & Co	67,087	5,784,241	(131,491)
Emerson Electric Co	123,849	5,573,205	350,493
Entergy Corp	41,824	2,811,828	47,261
EP Energy Corp	426,592	1,484,540	383,933
Equifax Inc	88,298	9,995,334	(161,585)
Esterline Technologies Corp	5,807	480,544	(10,177)
Exelon Corp	98,520	2,620,632	115,268
Expedia Inc	45,889	7,677,996	(200,535)
Expeditors International of Washington Inc	29,142	1,349,566	(35,262)
Express Scripts Holding Co	18,149	1,572,611	13,793
F5 Networks Inc	42,365	4,191,593	(83,883)
FactSet Research Systems Inc	15,440	2,496,992	13,089
Fairchild Semiconductor International Inc	129,550	2,597,478	85,503
FedEx Corp	30,608	4,647,519	(87,233)
Fidelity National Information Services Inc	51,186	3,065,018	36,854
Fifth Third Bancorp	174,771	3,545,230	(32,333)
First American Financial Corp	10,446	367,490	7,521
First Solar Inc	129,097	9,649,303	194,936
Fiserv Inc	39,025	3,625,813	(56,586)
Flextronics International Ltd	454,715	5,008,686	88,669
Flowers Foods Inc	11,251	249,501	(7,717)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

EQUITY LONG/SHORT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
FMC Technologies Inc	20,207	$586,811	($606)
Foot Locker Inc	90,788	6,647,695	98,051
Ford Motor Co	224,026	3,131,883	24,643
Franklin Resources Inc	72,810	2,581,115	99,750
GameStop Corp	9,707	281,988	(9,804)
General Dynamics Corp	107,836	14,898,622	(86,269)
General Motors Co	444,910	19,770,190	(44,491)
Genpact Ltd	28,557	714,261	(907)
Gilead Sciences Inc	105,324	13,255,620	(123,229)
GNC Holdings Inc ‘A’	45,791	1,408,073	12,364
Graham Holdings Co ‘B’	5,295	2,626,267	(58,351)
Groupon Inc ‘A’	1,059,223	3,450,215	(105,922)
H&R Block Inc	23,886	804,480	(8,838)
HCA Holdings Inc	112,398	7,276,647	324,830
HD Supply Holdings Inc	37,879	1,102,279	35,227
Herman Miller Inc	73,061	2,207,258	(110,407)
Hess Corp	15,998	787,102	(11,519)
HollyFrontier Corp	179,893	7,602,278	(426,346)
Hormel Foods Corp	38,096	3,028,251	(15,619)
HP Inc	416,978	4,962,038	(25,019)
HSN Inc	9,489	485,690	(4,883)
Hubbell Inc	28,370	2,648,623	217,882
Huntington Ingalls Industries Inc	86,479	10,982,034	(12,173)
IAC/InterActiveCorp	92,010	5,660,455	(135,255)
Illinois Tool Works Inc	24,907	2,305,143	3,238
Ingram Micro Inc	221,250	6,839,551	(117,976)
Ingredion Inc	18,111	1,769,260	(33,502)
Integrated Device Technology Inc	270,918	8,092,732	(170,678)
Intel Corp	69,746	2,434,833	(32,084)
International Business Machines Corp	78,746	10,768,516	68,509
International Game Technology PLC	60,199	904,760	69,831
International Paper Co	241,915	9,743,114	(4,838)
Intuit Inc	55,877	5,468,682	(76,551)
Invesco Ltd	107,393	3,349,588	245,930
ITT Corp	47,251	1,639,610	76,547
Jabil Circuit Inc	74,492	1,760,991	(26,072)
Jack in the Box Inc	19,817	1,496,090	24,072
Jacobs Engineering Group Inc	68,824	2,925,187	24,088
Janus Capital Group Inc	55,879	770,013	17,322
JetBlue Airways Corp	24,889	574,549	(10,813)
John Wiley & Sons Inc	17,575	794,391	(2,989)
Johnson & Johnson	80,425	8,335,247	(73,991)
JPMorgan Chase & Co	84,226	5,582,499	(21,056)
Juniper Networks Inc	104,348	2,974,687	(94,682)
KB Home	20,188	250,656	(404)
Kellogg Co	6,112	437,680	4,034
Kimberly-Clark Corp	87,556	11,018,047	127,832
Kohl’s Corp	45,187	2,008,562	143,695
L Brands Inc	32,509	4,764,678	(24,707)
L-3 Communications Holdings Inc	45,910	5,401,312	85,393
Lam Research Corp	32,165	2,531,390	23,155
Lancaster Colony Corp	2,199	259,424	(5,527)
Landstar System Inc	9,325	533,856	13,055
Lear Corp	57,304	6,995,099	43,551
Legg Mason Inc	63,382	2,476,335	10,141
Leggett & Platt Inc	29,704	1,285,589	(37,427)
Leidos Holdings Inc	42,868	2,457,135	(45,381)
Lennox International Inc	16,362	2,067,175	(23,561)
Lexmark International Inc ‘A’	73,628	2,817,708	65,529
Liberty Interactive Corp QVC Group ‘A’	93,449	2,470,789	82,238
LifePoint Health Inc	20,949	1,459,517	78,140
Lincoln Electric Holdings Inc	41,502	2,091,701	61,838
Lincoln National Corp	193,994	10,007,456	3,880

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Lowe’s Cos Inc	106,150	$7,950,635	$121,011
LyondellBasell Industries NV ‘A’	92,259	8,090,192	(72,885)
Macy’s Inc	135,416	4,671,852	65,000
Mallinckrodt PLC	31,616	2,300,001	59,501
Manhattan Associates Inc	10,743	758,179	(47,315)
ManpowerGroup Inc	148,824	12,549,037	20,835
Marathon Petroleum Corp	178,612	11,442,256	92,878
Masco Corp	470,247	13,516,830	(32,917)
Maxim Integrated Products Inc	99,840	3,752,986	40,934
McDonald’s Corp	68,686	8,070,605	43,959
McGraw Hill Financial Inc	20,535	1,957,396	66,944
McKesson Corp	48,481	9,212,360	349,548
Mead Johnson Nutrition Co	31,202	2,420,963	42,435
Medivation Inc	141,962	6,607,723	664,382
Medtronic PLC	3,910	304,589	(3,832)
Mentor Graphics Corp	88,078	1,654,273	(31,876)
Merck & Co Inc	180,813	9,521,613	28,930
MetLife Inc	197,493	12,291,597	146,145
Michael Kors Holdings Ltd	79,024	3,115,916	49,785
Micron Technology Inc	300,809	5,869,968	(48,129)
Microsoft Corp	133,548	7,438,624	(29,381)
Molina Healthcare Inc	76,438	4,537,302	58,915
Mondelez International Inc ‘A’	146,533	6,500,204	70,336
Moody’s Corp	31,149	3,048,864	76,627
Morgan Stanley	156,714	5,211,302	(89,327)
MSCI Inc	104,750	7,425,728	129,890
MSG Networks Inc	74,614	1,549,132	2,839
Murphy Oil Corp	42,129	918,478	27,384
Murphy USA Inc	58,736	3,668,651	(101,026)
Nabors Industries Ltd	151,807	2,928,509	16,699
Nasdaq Inc	76,431	4,288,181	157,810
Navient Corp	245,726	3,519,709	(253,098)
NCR Corp	82,266	2,106,010	(93,783)
NetApp Inc	157,203	4,448,845	(278,249)
NeuStar Inc	10,198	255,208	(10,762)
NIKE Inc ‘B’	237,370	15,455,161	(619,536)
NiSource Inc	79,158	1,526,166	18,206
Northrop Grumman Corp	80,640	16,666,000	40,320
Nu Skin Enterprises Inc	48,179	1,837,388	(11,885)
Nuance Communications Inc	15,961	323,801	(6,337)
NVIDIA Corp	71,704	2,342,570	20,794
Oceaneering International Inc	39,990	1,506,861	(6,398)
Oil States International Inc	160,546	4,533,819	(158,941)
Old Dominion Freight Line Inc	11,520	692,467	(11,981)
Omnicom Group Inc	28,024	2,064,528	55,768
ON Semiconductor Corp	325,210	3,239,929	(52,871)
OneMain Holdings Inc	19,284	802,022	(964)
Oracle Corp	240,371	8,876,901	(96,148)
Orbital ATK Inc	18,409	1,621,097	23,564
Owens Corning	248,827	11,665,010	37,324
Packaging Corp of America	15,659	991,298	17,068
Parker-Hannifin Corp	42,932	4,086,697	76,848
Patterson Cos Inc	21,731	964,856	17,602
Paychex Inc	16,265	867,738	(7,482)
PepsiCo Inc	284,839	28,540,868	(79,755)
Pfizer Inc	294,554	9,522,931	(14,728)
PG&E Corp	196,174	10,563,970	(129,475)
Philip Morris International Inc	31,341	2,791,856	(36,669)
Phillips 66	58,438	4,779,060	1,169
Pilgrim’s Pride Corp	14,527	307,391	13,510
Pinnacle Foods Inc	39,049	1,619,753	38,268
Pinnacle West Capital Corp	75,333	4,790,425	67,046
Pitney Bowes Inc	345,393	6,935,950	286,676
Plantronics Inc	8,349	403,081	(7,171)
Polycom Inc	185,280	2,427,112	(94,437)
Popular Inc	9,625	259,490	13,283
PTC Inc	53,636	1,820,406	37,009

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

EQUITY LONG/SHORT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Public Service Enterprise Group Inc	439,292	$16,741,418	$254,789
QEP Resources Inc	136,802	1,599,215	233,931
QUALCOMM Inc	15,454	783,706	(11,238)
Quanta Services Inc	55,072	1,093,880	21,328
Quest Diagnostics Inc	55,401	3,814,359	126,868
Quintiles Transnational Holdings Inc	99,725	6,966,789	(119,671)
Rackspace Hosting Inc	195,823	4,874,451	83,787
Ralph Lauren Corp ‘A’	46,750	5,275,347	(59,372)
Raytheon Co	77,866	9,925,579	(228,926)
Red Hat Inc	10,080	794,909	39,816
Regal Beloit Corp	10,103	579,609	11,618
Regions Financial Corp	316,991	3,084,322	(41,209)
Reinsurance Group of America Inc	53,418	4,622,260	(52,350)
Reliance Steel & Aluminum Co	30,544	1,709,853	58,950
Republic Services Inc	28,183	1,235,543	4,227
Robert Half International Inc	129,055	5,935,064	148,589
Rockwell Automation Inc	58,004	5,801,560	150,230
Ross Stores Inc	70,527	5,229,860	(3,526)
Rovi Corp	59,261	653,056	334,232
Ryder System Inc	8,572	635,951	1,372
Sally Beauty Holdings Inc	29,411	839,096	(18,823)
Santander Consumer USA Holdings Inc	116,954	1,805,770	47,951
Seagate Technology PLC	42,007	1,424,877	115,099
SEI Investments Co	33,745	1,770,600	(2,362)
Service Corp International	18,541	478,729	3,708
Skechers U.S.A. Inc	90,158	2,725,476	(1,803)
Skyworks Solutions Inc	29,758	2,315,172	(28,865)
Snap-on Inc	26,428	4,504,653	25,899
Sonoco Products Co	38,553	1,586,587	(10,926)
Southwest Airlines Co	64,382	2,801,261	(28,972)
Spirit AeroSystems Holdings Inc ‘A’	263,927	12,784,624	430,201
SPX Corp	64,628	594,030	8,949
St Jude Medical Inc	24,689	1,508,874	16,166
Stanley Black & Decker Inc	43,518	4,679,926	(35,250)
Staples Inc	173,020	1,640,230	(1,730)
State Street Corp	100,564	6,816,890	(4,023)
Steel Dynamics Inc	155,446	2,644,136	133,684
Stryker Corp	51,361	4,761,678	11,813
SunTrust Banks Inc	102,928	4,450,607	(41,171)
Superior Energy Services Inc	79,683	1,043,050	30,280
SUPERVALU Inc	895,453	6,062,091	35,818
Synchrony Financial	55,344	1,690,628	(7,617)
Synopsys Inc	69,540	3,144,599	27,121
Sysco Corp	50,857	2,097,851	(12,714)
T Rowe Price Group Inc	30,454	2,162,539	14,618
Tableau Software Inc	3,574	322,501	14,332
Talen Energy Corp	74,251	435,112	27,472
Target Corp	161,477	12,362,282	45,214
Tech Data Corp	69,014	4,612,051	(30,902)
TEGNA Inc	66,361	3,048,396	(31,853)
Telephone & Data Systems Inc	21,956	575,430	(6,989)
Teradata Corp	55,396	1,486,027	(22,465)
Teradyne Inc	227,878	4,698,844	11,394
Tesoro Corp	58,117	6,918,641	(33,708)
Texas Instruments Inc	40,406	2,284,151	(69,498)
Textron Inc	33,000	1,366,860	19,470
The Allstate Corp	181,983	11,350,280	(50,955)
The Boeing Co	27,733	4,036,815	(26,901)
The Cheesecake Factory Inc	30,948	1,432,038	(5,025)
The Chemours Co	82,889	391,236	53,049
The Clorox Co	44,494	5,843,842	(200,668)

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
The Coca-Cola Co	108,103	$4,701,399	($57,295)
The Dow Chemical Co	74,678	3,752,570	91,854
The Dun & Bradstreet Corp	41,873	4,358,142	(6,281)
The Estee Lauder Cos Inc ‘A’	81,592	7,278,822	(93,831)
The Gap Inc	119,488	3,765,787	(59,744)
The Goodyear Tire & Rubber Co	287,385	11,967,248	48,855
The Hartford Financial Services Group Inc	80,956	3,506,204	12,143
The Home Depot Inc	22,295	2,928,448	20,066
The Interpublic Group of Cos Inc	273,814	6,158,077	216,313
The Kroger Co	123,206	6,644,512	(13,553)
The Mosaic Co	82,862	2,393,374	(103,577)
The PNC Financial Services Group Inc	60,323	5,771,705	(22,320)
The Priceline Group Inc	1,786	2,327,464	(50,403)
The Procter & Gamble Co	135,187	10,854,164	(118,965)
The Progressive Corp	86,084	2,709,924	27,547
The Timken Co	37,714	1,028,084	50,160
The TJX Cos Inc	87,300	7,560,610	22,698
The Travelers Cos Inc	108,866	12,331,252	(44,635)
The Western Union Co	245,501	4,450,933	(54,010)
Thermo Fisher Scientific Inc	20,769	2,869,445	76,638
Thor Industries Inc	20,428	1,142,745	4,287
Time Warner Inc	22,691	1,471,738	(4,311)
Torchmark Corp	28,528	1,625,811	4,850
Total System Services Inc	54,040	2,800,554	(109,362)
Trinity Industries Inc	90,369	2,151,686	18,977
Triumph Group Inc	42,483	1,442,723	245,977
Tupperware Brands Corp	6,418	356,777	385
Twenty-First Century Fox Inc ‘A’	11,551	317,537	(3,812)
Tyco International PLC	16,437	514,149	10,027
Tyson Foods Inc ‘A’	67,212	3,554,171	30,245
Union Pacific Corp	17,179	1,328,452	14,946
United Technologies Corp	13,243	1,243,120	29,135
United Therapeutics Corp	74,986	11,858,286	(114,729)
UnitedHealth Group Inc	95,459	11,380,741	(150,825)
Universal Health Services Inc ‘B’	38,753	4,499,998	130,598
Unum Group	163,273	5,399,438	35,920
US Bancorp	95,364	4,179,804	(110,622)
Valero Energy Corp	115,982	11,054,561	(112,503)
Validus Holdings Ltd	54,260	2,501,387	10,308
Varian Medical Systems Inc	30,336	2,379,859	71,290
VCA Inc	19,564	1,051,174	24,846
Vectren Corp	25,549	1,068,204	15,585
VeriSign Inc	55,203	4,849,584	(27,049)
Verizon Communications Inc	24,130	1,112,393	2,896
VF Corp	53,650	3,350,979	(11,266)
Viacom Inc ‘B’	156,343	6,222,451	212,626
Vishay Intertechnology Inc	30,950	364,370	8,578
VMware Inc	38,712	2,209,681	(19,743)
Voya Financial Inc	139,764	5,538,254	27,953
Waddell & Reed Financial Inc	12,666	365,127	(2,120)
Wal-Mart Stores Inc	186,729	11,013,276	433,211
Waste Management Inc	77,008	4,102,986	6,931
Waters Corp	18,875	2,478,288	61,910
Wells Fargo & Co	22,014	1,221,117	(24,436)
Werner Enterprises Inc	64,011	1,549,769	(52,551)
WESCO International Inc	20,425	817,817	74,347
Western Digital Corp	139,204	8,268,718	90,483
Western Refining Inc	113,721	5,799,295	(261,558)
Westlake Chemical Corp	32,452	1,749,440	13,353
Whirlpool Corp	13,497	1,984,464	(2,160)
Williams-Sonoma Inc	15,050	918,547	(22,876)
World Fuel Services Corp	54,189	2,121,505	(37,397)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

EQUITY LONG/SHORT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
WPX Energy Inc	95,826	$546,237	$3,833
WR Berkley Corp	8,460	454,217	8,968
Wyndham Worldwide Corp	32,552	2,352,533	12,370
Xcel Energy Inc	59,975	2,183,090	(29,388)
Xerox Corp	625,484	6,843,512	275,213
Xilinx Inc	137,068	6,455,903	(17,819)
Yahoo! Inc	40,617	3,894,390	1,219
Yelp Inc ‘A’	98,719	2,714,224	136,232
Yum! Brands Inc	45,438	3,280,624	38,622
Zoetis Inc ‘A’	70,266	3,283,530	83,617
Zynga Inc ‘A’	836,632	2,175,243	66,931

			6,669,398

Total Long Positions			7,057,667

Short Positions:

Bermuda

Golar LNG Ltd	(126,518)	(1,789,712)	(212,550)
Teekay Corp	(83,184)	(604,762)	(216,279)

			(428,829)

Singapore

Avago Technologies Ltd	(15,070)	(2,117,034)	(70,377)

United Kingdom

Delphi Automotive PLC	(26,768)	(2,234,057)	(60,763)
Liberty Global PLC ‘A’	(46,503)	(1,865,602)	(104,265)
Pentair PLC	(78,837)	(3,913,557)	8,760

			(156,268)

United States

3D Systems Corp	(164,913)	(1,448,454)	15,360
Acadia Healthcare Co Inc	(91,964)	(5,692,428)	(51,643)
Acuity Brands Inc	(6,845)	(1,613,699)	13,337
Acxiom Corp	(43,961)	(961,427)	41,763
Adobe Systems Inc	(8,258)	(777,904)	2,147
Advance Auto Parts Inc	(21,781)	(4,617,816)	55,759
AECOM	(236,429)	(6,913,184)	(186,779)
Agios Pharmaceuticals Inc	(4,030)	(223,947)	(37,681)
Air Lease Corp	(52,796)	(1,668,619)	(98,991)
Air Products & Chemicals Inc	(22,701)	(2,959,302)	5,675
Akorn Inc	(290,831)	(12,209,004)	(645,645)
Albemarle Corp	(111,831)	(5,895,764)	(367,891)
Alcoa Inc	(222,736)	(2,141,008)	(57,397)
Alere Inc	(8,739)	(346,173)	4,565
Alexion Pharmaceuticals Inc	(73,511)	(15,600,786)	(364,615)
Align Technology Inc	(107,598)	(6,969,122)	(116,206)
Alkermes PLC	(28,773)	(2,235,374)	(48,626)
Allegheny Technologies Inc	(101,382)	(1,061,479)	(79,068)
Allegion PLC	(17,721)	(1,164,519)	(3,649)
Alliance Data Systems Corp	(60,198)	(17,048,449)	(452,087)
Allison Transmission Holdings Inc	(11,549)	(293,807)	(5,197)
Allscripts Healthcare Solutions Inc	(19,147)	(284,924)	(9,765)
Ally Financial Inc	(122,839)	(2,301,726)	12,007
Alnylam Pharmaceuticals Inc	(47,358)	(4,176,028)	(282,254)
AMC Networks Inc ‘A’	(8,412)	(655,631)	27,423
American Airlines Group Inc	(36,462)	(1,548,177)	4,011
AMETEK Inc	(115,912)	(6,207,088)	(4,636)
Amphenol Corp ‘A’	(141,751)	(7,474,530)	70,875
Anadarko Petroleum Corp	(70,441)	(3,291,708)	(130,316)
Aon PLC	(76,175)	(7,104,842)	80,745
Apache Corp	(130,787)	(5,617,302)	(198,796)
Aqua America Inc	(43,420)	(1,307,554)	13,638
Arch Capital Group Ltd	(18,987)	(1,327,761)	3,418
Arista Networks Inc	(67,212)	(5,031,839)	(199,944)

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
ARRIS Group Inc	(394,892)	($13,856,682)	($280,373)
Arthur J Gallagher & Co	(40,178)	(1,657,744)	12,857
Artisan Partners Asset Management Inc	(9,067)	(321,040)	(5,916)
Ascena Retail Group Inc	(36,447)	(374,037)	15,035
AT&T Inc	(182,838)	(6,221,977)	(69,478)
athenahealth Inc	(8,365)	(1,315,815)	(30,700)
Autodesk Inc	(37,270)	(2,263,780)	(7,081)
Avis Budget Group Inc	(296,709)	(10,430,297)	(337,273)
B/E Aerospace Inc	(77,873)	(3,395,892)	(43,609)
Ball Corp	(100,533)	(7,089,587)	(222,178)
Bank of America Corp	(106,902)	(1,849,405)	50,244
Bank of the Ozarks Inc	(6,598)	(337,620)	11,283
BankUnited Inc	(50,785)	(1,879,045)	47,738
Bio-Techne Corp	(34,672)	(3,117,242)	(3,238)
BioMarin Pharmaceutical Inc	(2,542)	(255,827)	(10,473)
Black Knight Financial Services Inc	(38,286)	(1,266,653)	918
Bluebird Bio Inc	(34,011)	(2,109,976)	(74,211)
BorgWarner Inc	(243,235)	(9,989,661)	(525,388)
Boston Scientific Corp	(143,412)	(2,667,463)	22,946
Brookdale Senior Living Inc	(443,261)	(8,076,215)	(106,383)
Brown-Forman Corp ‘B’	(67,127)	(6,812,719)	148,351
Buffalo Wild Wings Inc	(3,239)	(520,946)	3,840
Cabela’s Inc	(134,134)	(6,222,476)	(45,606)
Cable One Inc	(559)	(240,379)	(2,037)
Cabot Oil & Gas Corp	(268,340)	(4,119,019)	(627,916)
CalAtlantic Group Inc	(33,769)	(1,295,148)	14,627
Calpine Corp	(29,789)	(372,363)	(58,684)
Campbell Soup Co	(38,012)	(2,019,958)	22,427
CarMax Inc	(176,727)	(10,099,948)	561,992
Catalent Inc	(30,229)	(790,588)	33,956
Caterpillar Inc	(23,208)	(1,506,199)	(71,016)
CBOE Holdings Inc	(38,321)	(2,492,398)	5,365
CDK Global Inc	(121,474)	(5,836,826)	70,455
Celgene Corp	(5,139)	(576,442)	(39,005)
CenterPoint Energy Inc	(161,105)	(2,874,113)	(83,775)
CenturyLink Inc	(42,032)	(1,067,613)	10,088
Cerner Corp	(32,372)	(1,954,621)	6,798
CF Industries Holdings Inc	(17,936)	(743,948)	11,980
CH Robinson Worldwide Inc	(23,012)	(1,477,370)	50,166
Cheniere Energy Inc	(155,670)	(5,773,039)	(25,669)
Chevron Corp	(56,395)	(5,106,003)	32,709
Chicago Bridge & Iron Co NV	(32,883)	(1,311,767)	29,658
Chipotle Mexican Grill Inc	(10,028)	(5,564,437)	752,501
Ciena Corp	(194,082)	(3,842,756)	(172,800)
Cimarex Energy Co	(56,798)	(5,437,841)	361,235
Clean Harbors Inc	(59,505)	(2,430,184)	(48,199)
CME Group Inc ‘A’	(39,984)	(3,797,280)	174,730
CMS Energy Corp	(93,870)	(3,399,996)	13,166
Cobalt International Energy Inc	(559,052)	(3,627,083)	89,448
Cognex Corp	(9,496)	(326,273)	5,594
Colfax Corp	(151,371)	(3,514,835)	(19,678)
Columbia Pipeline Group Inc	(220,768)	(4,342,507)	(72,853)
Comerica Inc	(42,714)	(1,807,229)	20,503
CommScope Holding Co Inc	(125,898)	(3,263,220)	3,721
ConAgra Foods Inc	(47,954)	(1,948,371)	(73,370)
Concho Resources Inc	(52,918)	(5,052,081)	138,116
ConocoPhillips	(86,062)	(4,069,011)	50,777
CONSOL Energy Inc	(117,022)	(3,385,554)	(117,022)
Constellation Brands Inc ‘A’	(40,714)	(10,126,217)	(103,821)
Copart Inc	(35,547)	(1,365,324)	14,183
Core Laboratories NV	(72,374)	(8,068,032)	198,084
CoStar Group Inc	(21,351)	(4,394,463)	(18,575)
Costco Wholesale Corp	(20,497)	(3,293,458)	(16,808)
Covanta Holding Corp	(157,780)	(2,473,542)	29,530
CST Brands Inc	(59,727)	(2,309,643)	(28,072)
Cullen/Frost Bankers Inc	(33,113)	(2,049,364)	62,584
Cypress Semiconductor Corp	(503,090)	(4,829,664)	(105,649)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

EQUITY LONG/SHORT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Dana Holding Corp	(53,091)	($709,827)	($22,829)
DaVita HealthCare Partners Inc	(108,763)	(7,408,936)	(172,933)
Deere & Co	(30,371)	(2,335,834)	19,437
Devon Energy Corp	(12,928)	(374,653)	(39,043)
DeVry Education Group Inc	(43,330)	(1,101,831)	5,149
DexCom Inc	(35,966)	(2,939,501)	(6,114)
Diebold Inc	(46,889)	(1,434,867)	23,977
Discovery Communications Inc ‘A’	(254,078)	(6,727,985)	(50,816)
DISH Network Corp ‘A’	(54,635)	(3,176,479)	52,450
Dolby Laboratories Inc	(18,949)	(645,971)	8,338
Dollar Tree Inc	(239,325)	(21,164,415)	(153,168)
Dominion Resources Inc	(390,206)	(26,354,513)	(39,021)
Donaldson Co Inc	(14,344)	(405,816)	(5,283)
Dover Corp	(30,917)	(1,838,325)	(57,196)
Dril-Quip Inc	(7,004)	(406,372)	(8,475)
DSW Inc	(12,230)	(297,250)	5,442
Duke Energy Corp	(8,395)	(591,848)	(7,472)
Dunkin’ Brands Group Inc	(39,610)	(1,700,853)	13,863
E*TRADE Financial Corp	(233,419)	(6,990,899)	72,360
Eagle Materials Inc	(59,195)	(3,556,436)	(20,718)
East West Bancorp Inc	(22,639)	(957,403)	16,526
Eastman Chemical Co	(36,632)	(2,447,018)	(26,009)
Ecolab Inc	(71,559)	(8,250,753)	65,834
Endo International PLC	(137,155)	(8,566,684)	21,945
Energen Corp	(36,219)	(1,598,270)	113,654
Ensco PLC ‘A’	(45,997)	(707,889)	(5)
Envision Healthcare Holdings Inc	(336,934)	(9,215,899)	(727,777)
EOG Resources Inc	(43,669)	(3,107,832)	16,503
EQT Corp	(59,227)	(2,828,089)	(259,414)
Eversource Energy	(126,283)	(6,531,357)	82,084
Exxon Mobil Corp	(97,989)	(7,639,222)	980
Fastenal Co	(44,301)	(2,903,154)	(36,770)
FEI Co	(48,339)	(3,905,791)	48,822
FireEye Inc	(68,568)	(1,450,160)	28,059
First Horizon National Corp	(114,534)	(1,692,813)	29,779
First Niagara Financial Group Inc	(194,511)	(4,040,797)	(27,232)
First Republic Bank	(48,136)	(3,202,007)	22,143
FirstEnergy Corp	(157,987)	(4,981,330)	(31,597)
FleetCor Technologies Inc	(64,296)	(9,627,759)	(9,001)
FLIR Systems Inc	(13,741)	(390,931)	5,222
FMC Corp	(107,112)	(4,050,616)	(140,676)
FNF Group	(91,567)	(3,028,121)	(146,507)
Forest City Enterprises Inc ‘A’	(92,278)	(1,968,236)	(55,420)
Fortinet Inc	(58,510)	(1,838,384)	14,627
Fortune Brands Home & Security Inc	(25,075)	(1,413,882)	22,219
Frank’s International NV	(20,155)	(324,011)	(12,376)
Frontier Communications Corp	(893,270)	(4,278,763)	107,192
General Electric Co	(229,164)	(7,000,960)	(137,498)
Genesee & Wyoming Inc ‘A’	(61,497)	(3,227,730)	(74,044)
Gentex Corp	(219,165)	(3,451,849)	(56,983)
Genworth Financial Inc ‘A’	(663,243)	(2,414,205)	(59,692)
Global Payments Inc	(32,019)	(2,055,172)	(10,566)
Granite Construction Inc	(9,330)	(411,285)	10,934
Graphic Packaging Holding Co	(29,358)	(371,966)	(4,697)
Great Plains Energy Inc	(60,624)	(1,647,760)	(7,881)
Greif Inc	(30,066)	(934,908)	8,574
Halliburton Co	(279,236)	(9,644,810)	39,093
Hancock Holding Co	(49,183)	(1,184,327)	(53,609)
Hanesbrands Inc	(81,832)	(2,401,769)	(6,547)
Harley-Davidson Inc	(174,344)	(7,918,704)	5,230
Harman International Industries Inc	(19,074)	(1,771,658)	(25,303)
Harris Corp	(39,533)	(3,285,983)	(149,435)

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Hasbro Inc	(49,870)	($3,310,869)	($48,374)
Helmerich & Payne Inc	(68,022)	(3,523,540)	(119,039)
Henry Schein Inc	(26,450)	(4,105,040)	(79,086)
Hertz Global Holdings Inc	(509,941)	(9,880,217)	91,789
Hexcel Corp	(181,304)	(8,338,171)	(83,400)
Hologic Inc	(56,084)	(2,411,482)	(16,264)
Honeywell International Inc	(16,088)	(1,645,963)	(20,271)
Huntington Bancshares Inc	(233,139)	(2,592,506)	13,988
Huntsman Corp	(27,510)	(270,698)	(42,090)
IDEX Corp	(5,985)	(455,997)	(2,514)
IDEXX Laboratories Inc	(163,604)	(11,424,467)	(505,536)
IHS Inc ‘A’	(5,379)	(627,353)	(9,682)
Illumina Inc	(95,383)	(20,581,300)	(1,020,121)
Incyte Corp	(36,823)	(6,858,635)	234,194
Ingersoll-Rand PLC	(9,691)	(517,693)	(18,122)
Intercontinental Exchange Inc	(4,794)	(1,190,686)	(37,825)
Intuitive Surgical Inc	(9,850)	(5,309,840)	(69,837)
Ionis Pharmaceuticals Inc	(27,317)	(1,589,855)	(101,886)
IPG Photonics Corp	(32,480)	(2,927,098)	31,181
ITC Holdings Corp	(155,672)	(5,943,432)	(166,694)
Jazz Pharmaceuticals PLC	(17,567)	(4,915,317)	(29,337)
JB Hunt Transport Services Inc	(60,008)	(4,355,381)	(46,806)
JC Penney Co Inc	(36,411)	(241,447)	(1,050)
Johnson Controls Inc	(70,792)	(2,753,101)	(42,475)
Joy Global Inc	(18,978)	(226,511)	(12,802)
Kansas City Southern	(166,956)	(12,007,476)	(459,129)
KAR Auction Services Inc	(8,710)	(326,604)	4,072
Kate Spade & Co	(198,639)	(3,581,461)	51,646
Kennametal Inc	(16,209)	(290,789)	(20,423)
Kinder Morgan Inc	(340,837)	(5,238,665)	153,377
Kirby Corp	(27,580)	(1,410,993)	(40,267)
KLX Inc	(134,236)	(4,359,853)	93,965
Knowles Corp	(38,249)	(524,903)	15,044
Kosmos Energy Ltd	(202,839)	(1,037,109)	(17,653)
Laboratory Corp of America Holdings	(56,732)	(7,716,946)	(111,195)
Las Vegas Sands Corp	(115,148)	(5,310,262)	(232,599)
Lennar Corp ‘A’	(142,566)	(6,940,113)	(32,790)
Leucadia National Corp	(176,331)	(2,884,775)	(181,621)
Level 3 Communications Inc	(349,415)	(21,176,201)	(786,184)
Liberty Broadband Corp ‘C’	(29,211)	(1,501,960)	(12,922)
Linear Technology Corp	(16,664)	(721,595)	13,831
LinkedIn Corp ‘A’	(18,432)	(4,407,106)	111,882
Lions Gate Entertainment Corp	(91,587)	(3,020,919)	54,416
Live Nation Entertainment Inc	(82,536)	(2,060,924)	33,014
Loews Corp	(315,951)	(11,677,549)	(454,969)
Louisiana-Pacific Corp	(584,749)	(9,905,648)	(625,681)
lululemon athletica Inc	(22,959)	(1,193,471)	(11,188)
M&T Bank Corp	(49,739)	(6,204,443)	177,071
Macquarie Infrastructure Corp	(18,931)	(1,250,667)	(123,724)
Marathon Oil Corp	(47,431)	(606,168)	9,012
Markel Corp	(528)	(459,587)	(6,822)
Marsh & McLennan Cos Inc	(98,038)	(5,468,560)	32,353
Martin Marietta Materials Inc	(63,440)	(10,014,210)	390,790
MasterCard Inc ‘A’	(50,828)	(5,048,745)	100,131
Mattel Inc	(434,531)	(11,729,986)	(139,050)
MAXIMUS Inc	(22,422)	(1,280,350)	19,112
MDC Holdings Inc	(36,233)	(901,477)	(23,551)
MDU Resources Group Inc	(422,179)	(7,089,456)	(644,863)
MEDNAX Inc	(41,996)	(3,058,989)	49,555
Memorial Resource Development Corp	(188,346)	(2,693,608)	(348,180)
Mettler-Toledo International Inc	(1,704)	(776,024)	(12,047)
MGM Resorts International	(346,296)	(9,108,957)	(439,796)
Microchip Technology Inc	(21,769)	(1,010,952)	(2,177)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

EQUITY LONG/SHORT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Mohawk Industries Inc	(15,331)	($2,964,096)	$60,557
Molson Coors Brewing Co ‘B’	(32,998)	(3,121,206)	22,033
Monsanto Co	(40,989)	(3,924,287)	(113,949)
Monster Beverage Corp	(73,681)	(16,244,095)	97,996
MSC Industrial Direct Co Inc ‘A’	(60,467)	(3,326,290)	(76,188)
Mylan NV	(88,430)	(5,354,472)	(97,273)
National Fuel Gas Co	(134,442)	(5,397,846)	(349,549)
National Oilwell Varco Inc	(82,139)	(2,778,683)	27,848
Netflix Inc	(19,758)	(2,420,553)	160,633
NetScout Systems Inc	(36,155)	(1,115,337)	5,379
NetSuite Inc	(108,377)	(8,958,443)	(212,419)
Newell Rubbermaid Inc	(90,269)	(4,045,857)	66,799
Newfield Exploration Co	(48,854)	(1,557,398)	(33,288)
NextEra Energy Inc	(29,655)	(3,066,624)	(14,234)
Nielsen Holdings PLC	(251,061)	(11,611,571)	(87,871)
Noble Energy Inc	(104,413)	(3,259,775)	(178,545)
Nordson Corp	(8,769)	(563,165)	634
Northern Trust Corp	(36,766)	(2,646,049)	(4,412)
NorthStar Asset Management Group Inc	(176,293)	(2,085,577)	(54,620)
Norwegian Cruise Line Holdings Ltd	(48,268)	(2,756,585)	(71,919)
NOW Inc	(50,221)	(802,039)	7,542
NRG Energy Inc	(410,364)	(3,906,665)	(923,319)
Nucor Corp	(20,341)	(782,518)	(37,224)
NVR Inc	(270)	(446,577)	2,967
Occidental Petroleum Corp	(107,326)	(7,128,593)	(127,718)
OGE Energy Corp	(156,078)	(3,983,111)	(120,180)
ONE Gas Inc	(5,862)	(288,218)	(5,879)
ONEOK Inc	(162,002)	(3,274,314)	(720,656)
Oshkosh Corp	(41,612)	(1,599,565)	(24,967)
Owens-Illinois Inc	(204,070)	(3,498,660)	(56,239)
PACCAR Inc	(30,567)	(1,388,964)	(59,911)
PacWest Bancorp	(63,067)	(2,782,516)	64,328
Palo Alto Networks Inc	(37,579)	(9,699,215)	391,949
Pandora Media Inc	(216,247)	(3,299,929)	400,057
Panera Bread Co ‘A’	(1,759)	(340,103)	(2,515)
PAREXEL International Corp	(8,588)	(555,472)	(29,543)
Patterson-UTI Energy Inc	(280,626)	(4,172,909)	(58,931)
PayPal Holdings Inc	(41,748)	(1,515,086)	3,809
People’s United Financial Inc	(186,109)	(3,026,132)	20,472
PerkinElmer Inc	(146,375)	(7,811,672)	(238,591)
Perrigo Co PLC	(11,269)	(1,639,186)	8,562
Platform Specialty Products Corp	(424,392)	(5,258,217)	(186,732)
Polaris Industries Inc	(36,403)	(3,094,619)	(34,219)
PolyOne Corp	(13,449)	(420,286)	(6,854)
Post Holdings Inc	(75,202)	(7,055,767)	24,065
PPG Industries Inc	(19,183)	(1,884,538)	(11,126)
PPL Corp	(107,936)	(3,661,189)	(22,667)
Praxair Inc	(57,603)	(5,928,501)	29,954
Premier Inc ‘A’	(27,690)	(960,408)	(16,218)
Principal Financial Group Inc	(12,833)	(580,437)	3,208
Prosperity Bancshares Inc	(21,805)	(1,054,708)	11,121
PulteGroup Inc	(21,034)	(373,354)	(1,472)
QIAGEN NV	(122,415)	(3,292,563)	(92,212)
Qorvo Inc	(36,794)	(1,948,796)	68,069
Questar Corp	(237,721)	(4,522,291)	(108,514)
Range Resources Corp	(189,894)	(4,020,059)	(653,232)
Regeneron Pharmaceuticals Inc	(14,533)	(12,087,006)	125,274
Rent-A-Center Inc	(16,204)	(247,954)	5,380
Reynolds American Inc	(100,847)	(5,569,155)	(65,551)
Rice Energy Inc	(234,181)	(2,020,884)	(531,689)
Rockwell Collins Inc	(7,152)	(641,820)	(18,309)
Rollins Inc	(13,436)	(356,664)	8,672

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Roper Technologies Inc	(46,779)	($8,635,403)	($242,783)
Rowan Cos PLC ‘A’	(33,937)	(641,070)	65,838
Royal Caribbean Cruises Ltd	(26,174)	(2,459,047)	(190,023)
RPC Inc	(33,871)	(405,449)	690
RPM International Inc	(41,283)	(1,802,829)	(16,100)
salesforce.com Inc	(58,873)	(4,660,311)	1,766
SanDisk Corp	(72,832)	(5,450,019)	(84,485)
SBA Communications Corp ‘A’	(115,083)	(14,153,016)	(467,237)
SCANA Corp	(34,304)	(2,107,295)	32,246
Schlumberger Ltd	(44,147)	(3,054,972)	(24,281)
Scripps Networks Interactive Inc ‘A’	(15,714)	(852,956)	(14,614)
Sealed Air Corp	(56,632)	(3,187,740)	(86,647)
Seattle Genetics Inc	(98,685)	(4,358,767)	(340,463)
Sempra Energy	(106,177)	(10,187,683)	205,983
Sensata Technologies Holding NV	(338,029)	(17,044,802)	(473,241)
ServiceMaster Global Holdings Inc	(44,867)	(1,734,790)	(25,791)
ServiceNow Inc	(79,255)	(6,916,584)	56,271
Signature Bank	(29,648)	(4,586,546)	39,432
Signet Jewelers Ltd	(25,386)	(2,955,438)	(184,556)
Silgan Holdings Inc	(13,060)	(697,353)	(4,230)
Silicon Laboratories Inc	(5,955)	(302,990)	13,935
Sirius XM Holdings Inc	(1,697,685)	(6,847,133)	(84,884)
Six Flags Entertainment Corp	(12,114)	(645,192)	(20,352)
SLM Corp	(287,568)	(1,863,441)	(11,503)
SM Energy Co	(22,295)	(413,126)	(25,194)
Sotheby’s	(127,906)	(3,386,951)	92,092
Southwestern Energy Co	(406,133)	(2,243,591)	(644,015)
Spectra Energy Corp	(278,690)	(6,393,149)	(278,690)
Spectrum Brands Holdings Inc	(90,496)	(8,960,917)	(251,576)
Spirit Airlines Inc	(29,181)	(1,197,560)	34,697
Splunk Inc	(119,851)	(6,507,909)	(540,528)
Sprint Corp	(1,080,178)	(6,336,821)	(21,604)
Sprouts Farmers Market Inc	(603,639)	(17,135,307)	(543,275)
SS&C Technologies Holdings Inc	(7,081)	(483,792)	372
Stericycle Inc	(82,180)	(9,751,479)	(159,429)
STERIS PLC	(29,669)	(2,217,086)	(18,176)
SunPower Corp	(86,742)	(2,522,349)	(80,779)
SVB Financial Group	(23,677)	(2,901,143)	85,947
Synovus Financial Corp	(57,306)	(1,849,838)	(5,731)
T-Mobile US Inc	(181,320)	(7,658,700)	14,506
Targa Resources Corp	(130,474)	(3,447,123)	(83,503)
Tempur Sealy International Inc	(95,815)	(7,126,539)	327,687
Tenet Healthcare Corp	(207,415)	(5,768,681)	(515,993)
TerraForm Power Inc ‘A’	(263,039)	(3,583,857)	(49,977)
Tesla Motors Inc	(76,711)	(20,128,721)	(507,827)
The ADT Corp	(179,606)	(5,963,884)	30,533
The Charles Schwab Corp	(389,092)	(18,298,046)	108,946
The Cooper Cos Inc	(28,749)	(3,922,514)	64,398
The Hain Celestial Group Inc	(89,300)	(3,670,230)	63,403
The Hershey Co	(21,549)	(1,935,747)	12,067
The Howard Hughes Corp	(28,517)	(3,227,534)	550
The JM Smucker Co	(23,184)	(2,866,470)	6,955
The Manitowoc Co Inc	(101,425)	(1,503,380)	(53,494)
The Middleby Corp	(35,176)	(3,847,957)	53,522
The Sherwin-Williams Co	(3,384)	(890,669)	12,182
The Southern Co	(179,044)	(8,327,336)	(50,132)
The Ultimate Software Group Inc	(30,176)	(5,998,367)	83,587
The Valspar Corp	(18,286)	(1,510,241)	(6,583)
The Walt Disney Co	(53,573)	(6,105,441)	371,261

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

EQUITY LONG/SHORT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
The WhiteWave Foods Co	(144,523)	($5,561,374)	($62,016)
Thomson Reuters Corp	(6,373)	(241,338)	120
Tiffany & Co	(46,354)	(3,394,503)	(141,843)
Toll Brothers Inc	(22,341)	(755,434)	11,478
Tractor Supply Co	(11,938)	(1,025,116)	4,417
TransDigm Group Inc	(62,480)	(13,725,606)	(547,950)
TreeHouse Foods Inc	(48,172)	(3,902,248)	102,606
TRI Pointe Group Inc	(121,927)	(1,556,763)	11,948
Trimble Navigation Ltd	(168,785)	(3,837,026)	81,017
TripAdvisor Inc	(70,464)	(6,983,999)	9,160
Twitter Inc	(381,526)	(9,912,018)	64,859
UGI Corp	(39,800)	(1,305,440)	(38,208)
Under Armour Inc ‘A’	(154,797)	(12,698,519)	102,166
United Natural Foods Inc	(36,908)	(1,489,607)	36,908
United Parcel Service Inc ‘B’	(56,574)	(5,657,400)	213,284
United Rentals Inc	(59,523)	(3,990,853)	(335,710)
USG Corp	(560,359)	(15,160,352)	84,054
Vantiv Inc ‘A’	(59,073)	(2,867,403)	66,162
Veeva Systems Inc ‘A’	(59,357)	(1,685,145)	(27,304)
VeriFone Systems Inc	(97,899)	(2,639,357)	(103,773)
Verisk Analytics Inc	(136,432)	(10,501,230)	12,337
Vertex Pharmaceuticals Inc	(22,578)	(4,795,794)	(178,140)
Viavi Solutions Inc	(401,840)	(2,409,650)	(64,294)
Visa Inc ‘A’	(142,004)	(14,718,886)	161,885
Vista Outdoor Inc	(27,380)	(1,211,189)	(7,495)
Visteon Corp	(66,692)	(7,679,584)	43,350
Vulcan Materials Co	(26,297)	(2,490,326)	(7,100)
WABCO Holdings Inc	(16,341)	(1,594,718)	(76,312)
Wabtec Corp	(20,633)	(1,450,913)	(16,506)

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Walgreens Boots Alliance Inc	(89,690)	($7,474,765)	($162,787)
Waste Connections Inc	(40,762)	(2,251,285)	(44,431)
Watsco Inc	(9,355)	(1,112,029)	16,278
Weatherford International PLC	(433,354)	(3,731,178)	95,338
WEC Energy Group Inc	(254,207)	(13,118,897)	75,536
WestRock Co	(95,112)	(4,355,138)	16,129
WEX Inc	(29,594)	(2,559,585)	(56,525)
Whiting Petroleum Corp	(59,077)	(519,630)	(38,057)
Whole Foods Market Inc	(17,033)	(571,654)	1,048
Willis Group Holdings PLC	(33,580)	(1,549,045)	(81,935)
WisdomTree Investments Inc	(440,828)	(7,154,594)	242,410
Workday Inc ‘A’	(84,611)	(6,812,878)	71,073
WR Grace & Co	(50,313)	(4,872,814)	(137,858)
Wynn Resorts Ltd	(60,304)	(3,988,674)	(183,760)
Xylem Inc	(22,206)	(809,631)	(888)
Zebra Technologies Corp ‘A’	(85,004)	(5,648,516)	(272,013)
Zions BanCorp	(153,808)	(4,269,710)	70,752

			(19,811,851)

Total Short Positions			(20,467,325)

Total Long and Short Positions			(13,409,658)

Net Cash and Other Receivables (Payables) (3)			(59,112)

			($13,468,770)

Description	Counter- party	Expiration Dates (1)	Value
The fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Month AUD-BBSW, plus a specified spread as negotiated by the parties, which is denominated in AUD based on the local currencies of the positions within the swap.	JPM	06/06/16- 02/06/17	$36,908

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2015:

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Long Positions:

Australia

Amcor Ltd	440,588	$4,569,478	($75,995)
Ansell Ltd	84,432	1,283,457	22,405
Aurizon Holdings Ltd	190,431	637,498	(40,141)
Boral Ltd	1,137,848	4,797,701	125,936
Caltex Australia Ltd	219,399	6,217,026	485,169
CIMIC Group Ltd	68,691	1,250,681	(59,407)
Coca-Cola Amatil Ltd	237,308	1,559,430	18,038
Cochlear Ltd	8,277	545,457	73,670
Harvey Norman Holdings Ltd	247,620	706,471	22,537
Iluka Resources Ltd	218,134	1,153,939	(170,779)
Incitec Pivot Ltd	106,537	297,372	(1,696)
Macquarie Group Ltd	14,630	910,439	40,439
Newcrest Mining Ltd	211,035	3,352,175	58,099
Orica Ltd	82,869	967,139	(64,506)
Qantas Airways Ltd	2,253,043	5,804,753	698,839
Tabcorp Holdings Ltd	646,135	2,315,699	(12,324)
Tatts Group Ltd	151,308	469,271	40,080
Telstra Corp Ltd	1,740,943	9,073,016	(917,284)
The Star Entertainment Group Ltd	1,036,704	3,484,408	243,780
Treasury Wine Estates Ltd	615,892	2,865,370	784,742
Woodside Petroleum Ltd	375,821	9,939,799	(1,515,875)

			(244,273)

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
New Zealand

Fletcher Building Ltd	103,663	$595,699	$11,715

Total Long Positions			(232,558)

Short Positions:

Australia

ALS Ltd	(199,380)	(674,633)	114,212
Alumina Ltd	(648,407)	(549,096)	3,252
AMP Ltd	(329,745)	(1,854,388)	158,380
APA Group	(403,668)	(2,593,005)	84,657
Australia & New Zealand Banking Group Ltd	(66,399)	(2,314,252)	300,557
Bank of Queensland Ltd	(72,600)	(755,014)	(13,902)
Brambles Ltd	(467,820)	(4,063,031)	(192,907)
Commonwealth Bank of Australia	(36,929)	(2,677,372)	(170,793)
Computershare Ltd	(45,851)	(358,198)	(19,904)
Crown Resorts Ltd	(332,874)	(3,362,010)	170,433
CSL Ltd	(30,977)	(2,068,062)	(236,404)
Healthscope Ltd	(129,047)	(248,135)	(2,053)
Insurance Australia Group Ltd	(695,772)	(2,888,764)	11,571
Medibank Pvt Ltd	(380,087)	(598,030)	2,422
National Australia Bank Ltd (ASE)	(11,592)	(798,770)	26,461

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

EQUITY LONG/SHORT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Origin Energy Ltd	(176,981)	($697,135)	$115,587
QBE Insurance Group Ltd	(238,719)	(3,365,093)	209,903
Ramsay Health Care Ltd	(18,387)	(812,929)	(69,163)
REA Group Ltd	(33,056)	(1,098,473)	(193,188)
Santos Ltd	(308,578)	(979,119)	180,500
SEEK Ltd	(856,602)	(9,364,367)	(407,852)
South32 Ltd	(352,798)	(355,917)	79,717
Transurban Group *	(16,201)	(111,787)	(9,677)
Transurban Group	(291,631)	(2,395,642)	(49,942)

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Westpac Banking Corp	(153,494)	($4,534,400)	$67,380
Woolworths Ltd	(98,199)	(2,788,400)	291,274

			450,521

Total Short Positions			450,521

Total Long and Short Positions			217,963

Net Cash and Other Receivables (Payables) (3)			(181,055)

			$36,908

Description	Counter- party	Expiration Dates (1)	Value
The fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Month GBP-LIBOR, plus a specified spread as negotiated by the parties, which is denominated in GBP based on the local currencies of the positions within the swap.	JPM	06/01/16- 02/06/17	$25,558,080

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2015:

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Long Positions:

Australia

BHP Billiton PLC	131,482	$2,783,872	($1,209,890)

Germany

TUI AG	18,437	478,392	(3,856)

India

Vedanta Resources PLC	133,509	1,250,571	(671,539)

Ireland

Shire PLC	4,849	1,000,702	(41,557)

Netherlands

Royal Dutch Shell PLC	49,238	1,284,748	(130,626)

South Africa

Investec PLC	47,332	454,828	(95,015)
Mondi PLC	164,737	3,408,360	(78,672)

			(173,687)

Switzerland

Coca-Cola HBC AG	52,697	1,159,003	(6,064)
Glencore PLC	1,569,145	2,309,333	(221,474)
Wolseley PLC	17,494	1,030,201	(47,368)

			(274,906)

United Kingdom

AA PLC	94,584	397,621	52,373
Amec Foster Wheeler PLC	56,361	372,299	(9,822)
ASOS PLC	17,852	890,348	22,522
AstraZeneca PLC	34,197	3,212,560	69,927
BAE Systems PLC	37,385	538,253	14,752
Barclays PLC	389,106	2,217,623	(184,196)
Barratt Developments PLC	707,409	5,934,350	1,062,214
Bellway PLC	19,213	737,978	97,891
Berkeley Group Holdings PLC	79,492	3,247,522	1,178,019
Britvic PLC	68,494	728,708	33,634
BT Group PLC	471,078	6,113,619	117,249
Bunzl PLC	18,255	739,549	6,978
Centrica PLC	587,902	1,930,178	(29,845)
Compass Group PLC	281,901	5,881,295	90,033

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Daily Mail & General Trust PLC	31,384	$428,009	($87,885)
DCC PLC	57,028	4,145,552	756,624
Direct Line Insurance Group PLC	143,209	1,286,634	127,455
DS Smith PLC	436,779	2,545,488	107,906
easyJet PLC	9,694	276,609	13,637
GKN PLC	291,698	1,502,192	(128,895)
Howden Joinery Group PLC	335,388	2,479,839	222,268
Imperial Tobacco Group PLC	82,342	4,307,414	307,338
Indivior PLC	285,528	894,932	(77,640)
Intermediate Capital Group PLC	66,744	591,095	55,176
International Consolidated Airlines Group SA	138,607	1,154,212	130,560
ITV PLC	311,287	1,566,694	117,156
John Wood Group PLC	246,360	2,394,783	(114,585)
Just Eat PLC	289,003	1,819,047	371,972
Kingfisher PLC	797,389	4,313,644	(280,974)
Man Group PLC	2,713,555	7,667,218	20,149
Marks & Spencer Group PLC	250,504	2,069,342	(289,408)
Meggitt PLC	164,641	926,519	(8,802)
National Grid PLC	718,800	11,217,118	543,551
Pearson PLC	161,695	3,759,287	(1,393,213)
Persimmon PLC	244,657	6,819,474	1,092,498
Playtech PLC	42,590	581,139	(27,972)
Regus PLC	107,726	527,961	14,057
Rentokil Initial PLC	450,028	1,052,146	39,560
Rio Tinto PLC	50,918	3,504,272	(683,616)
Royal Mail PLC	456,196	3,220,659	(160,410)
Smith & Nephew PLC	151,391	2,762,030	175,555
Smiths Group PLC	190,019	2,931,495	(233,136)
Stagecoach Group PLC	204,728	1,106,232	(172,108)
Tate & Lyle PLC	62,889	572,624	628
Taylor Wimpey PLC	3,667,914	10,608,588	1,838,780
Thomas Cook Group PLC	830,950	1,770,886	(233,242)
Vodafone Group PLC	1,769,057	6,350,572	(311,169)
Whitbread PLC	10,029	1,050,782	(112,854)
William Hill PLC	365,514	2,041,466	164,206
WPP PLC	308,753	7,294,173	166,059

			4,470,955

Total Long Positions			1,964,894

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

EQUITY LONG/SHORT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Short Positions:

Chile

Antofagasta PLC	(1,048,074)	($12,069,050)	$3,941,149

United Kingdom

Aberdeen Asset Management PLC	(664,078)	(4,180,667)	1,225,096
Admiral Group PLC	(200,819)	(4,753,735)	(308,089)
Aggreko PLC	(55,397)	(2,123,584)	582,128
Anglo American PLC	(170,568)	(1,673,939)	432,645
ARM Holdings PLC	(632,577)	(10,290,803)	359,659
Ashtead Group PLC	(37,512)	(630,815)	(646)
Associated British Foods PLC	(105,722)	(4,642,987)	(719,812)
Aviva PLC	(535,750)	(4,238,529)	(5,595)
Babcock International Group PLC	(151,616)	(2,314,736)	(22,606)
Balfour Beatty PLC	(217,671)	(800,620)	(91,570)
BP PLC	(527,110)	(2,780,568)	19,288
British American Tobacco PLC	(363,361)	(21,075,789)	(897,589)
BTG PLC	(72,227)	(653,726)	(95,490)
Cable & Wireless Communications PLC	(288,148)	(376,029)	(781)
Capita PLC	(41,918)	(780,039)	20,818
Cobham PLC	(868,758)	(3,860,888)	127,650
Croda International PLC	(15,046)	(650,135)	(42,766)
Diageo PLC	(294,028)	(8,411,727)	(169,062)
Hargreaves Lansdown PLC	(429,302)	(7,891,677)	(1,919,357)
HSBC Holdings PLC	(565,357)	(5,765,898)	747,531
Inmarsat PLC	(106,865)	(1,620,066)	(215,997)
Intertek Group PLC	(73,996)	(3,293,192)	(167,726)
J Sainsbury PLC	(757,080)	(3,055,292)	79,221

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Johnson Matthey PLC	(23,082)	($1,164,298)	$228,345
Legal & General Group PLC	(249,180)	(992,794)	3,863
Lloyds Banking Group PLC	(1,412,193)	(1,541,878)	12,604
Next PLC	(4,507)	(838,853)	(2,985)
Ocado Group PLC	(235,188)	(1,208,812)	129,819
Old Mutual PLC	(1,226,839)	(4,331,987)	958,498
Petrofac Ltd	(65,467)	(1,351,257)	77,850
Provident Financial PLC	(16,377)	(815,654)	(1,505)
Prudential PLC	(151,311)	(3,891,567)	184,754
Reckitt Benckiser Group PLC	(17,727)	(2,336,062)	(131,500)
Rolls-Royce Holdings PLC	(870,937)	(13,542,406)	5,622,863
Rotork PLC	(151,070)	(647,914)	118,115
Royal Bank of Scotland Group PLC	(219,883)	(1,143,766)	131,847
RSA Insurance Group PLC	(439,178)	(3,090,149)	72,110
Serco Group PLC	(751,636)	(1,502,980)	318,223
Sky PLC	(67,401)	(1,317,398)	(35,400)
Sports Direct International PLC	(84,911)	(829,146)	65,186
SSE PLC	(37,823)	(1,023,587)	17,133
St James’s Place PLC	(114,282)	(1,679,283)	(46,290)
Standard Chartered PLC	(195,061)	(3,855,093)	1,424,794
Standard Life PLC	(883,425)	(6,100,376)	827,678
Tesco PLC	(3,940,481)	(12,717,043)	3,531,032
The Weir Group PLC	(130,642)	(3,796,749)	1,630,352

			14,074,336

Total Short Positions			18,015,485

Total Long and Short Positions			19,980,379

Net Cash and Other Receivables (Payables) (3)			5,577,701

			$25,558,080

Description	Counter- party	Expiration Dates (1)	Value
The fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Month HKD-HIBOR, plus a specified spread as negotiated by the parties, which is denominated in HKD based on the local currencies of the positions within the swap.	JPM	06/06/16- 02/06/17	$2,692,395

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2015:

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Long Positions:

Hong Kong

BOC Hong Kong Holdings Ltd	271,000	$1,328,289	($118,287)
CK Hutchison Holdings Ltd	275,500	4,270,668	(265,357)
CLP Holdings Ltd	721,000	6,240,743	(127,829)
Hang Lung Properties Ltd	212,000	909,013	(145,911)
Hang Seng Bank Ltd	26,900	540,683	(23,442)
Henderson Land Development Co Ltd	325,600	2,499,600	(350,004)
Kerry Properties Ltd	696,500	2,445,013	(549,360)
Li & Fung Ltd	1,044,000	834,721	(89,128)
MTR Corp Ltd	193,500	1,268,174	(3,751)
New World Development Co Ltd	2,282,000	3,488,953	(717,532)
Orient Overseas International Ltd	190,500	947,050	(36,083)
Sino Land Co Ltd	986,000	1,522,783	(86,312)
Sun Hung Kai Properties Ltd	124,000	1,676,235	(188,495)

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Swire Pacific Ltd ‘A’	30,000	$341,216	($5,695)
WH Group Ltd	6,843,000	4,371,684	(579,781)
Yue Yuen Industrial Holdings Ltd	375,000	1,355,612	(81,730)

			(3,368,697)

Total Long Positions			(3,368,697)

Short Positions:

Hong Kong

ASM Pacific Technology Ltd	(31,716)	(248,908)	613
Cathay Pacific Airways Ltd	(598,357)	(1,620,264)	350,078
Cheung Kong Property Holdings Ltd	(486,396)	(3,396,657)	258,974
Galaxy Entertainment Group Ltd	(918,291)	(4,755,218)	707,548
HKT Trust & HKT Ltd	(1,412,516)	(1,787,645)	(90,862)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

EQUITY LONG/SHORT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Hong Kong & China Gas Co Ltd	(4,896,005)	($10,288,450)	$713,637
Sands China Ltd	(370,400)	(1,554,980)	202,877
SJM Holdings Ltd	(757,705)	(1,043,863)	369,472
Swire Properties Ltd	(646,808)	(2,184,613)	278,721
Techtronic Industries Co Ltd	(666,281)	(2,449,464)	(377,245)
Value Partners Group Ltd	(218,153)	(255,254)	3,260

			2,417,073

Macau

MGM China Holdings Ltd	(3,009,803)	(5,589,847)	1,858,766
Wynn Macau Ltd	(1,783,630)	(3,742,822)	1,459,368

			3,318,134

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
United States

Samsonite International SA	(980,308)	($3,571,986)	$296,148

Total Short Positions			6,031,355

Total Long and Short Positions			2,662,658

Net Cash and Other Receivables (Payables) (3)			29,737

			$2,692,395

Description	Counter- party	Expiration Dates (1)	Value
The fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Month SGD-SIBOR, plus a specified spread as negotiated by the parties, which is denominated in SGD based on the local currencies of the positions within the swap.	JPM	06/06/16- 02/06/17	$2,026,070

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2015:

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Long Positions:

China

Yangzijiang Shipbuilding Holdings Ltd	772,194	$601,304	($4,474)

Singapore

ComfortDelGro Corp Ltd	687,700	1,723,188	(2,981)
Singapore Airlines Ltd	406,400	3,354,201	(27,124)

			(30,105)

Total Long Positions			(34,579)

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Short Positions:

Singapore

CapitaLand Ltd	(188,700)	($448,894)	$2,002
Global Logistic Properties Ltd	(290,700)	(726,390)	96,273
Golden Agri-Resources Ltd	(2,827,100)	(822,848)	83,224
Keppel Corp Ltd	(1,017,814)	(6,359,015)	1,209,785

			1,391,284

Total Short Positions			1,391,284

Total Long and Short Positions			1,356,705

Net Cash and Other Receivables (Payables) (3)			669,365

			$2,026,070

Description	Counter- party	Expiration Dates (1)	Value
The fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Month USD-LIBOR, plus a specified spread as negotiated by the parties, which is denominated in USD based on the local currencies of the positions within the swap.	JPM	06/06/16- 12/27/16	$369,355

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2015:

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Long Positions:

Hong Kong

Hongkong Land Holdings Ltd	145,100	$1,023,796	($11,928)

Total Long Positions			(11,928)

Short Positions:

Hong Kong

Jardine Matheson Holdings Ltd	(9,400)	(916,236)	70,696

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Singapore

Hutchison Port Holdings Trust	(1,178,400)	($761,184)	$109,347

Total Short Positions			180,043

Total Long and Short Positions			168,115

Net Cash and Other Receivables (Payables) (3)			201,240

			$369,355

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

EQUITY LONG/SHORT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

Description	Counter- party	Expiration Date (1)	Value
The fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Day CAD-USD Dicsount Rate, plus a specified spread as negotiated by the parties, which is denominated in CAD based on the local currencies of the positions within the swap.	MSC	05/04/16	$23,099,431

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2015:

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Long Positions:

Canada

Air Canada	368,676	$2,996,907	($295,913)
Alimentation Couche-Tard Inc ‘B’	81,461	2,891,497	673,491
Bank of Montreal	46,202	3,030,755	6,380
Baytex Energy Corp	212,126	639,161	45,375
BCE Inc	43,030	1,926,738	(2,863)
BlackBerry Ltd	455,662	4,689,076	416,645
Bombardier Inc ‘B’	823,630	1,047,759	(136,197)
Canadian Imperial Bank of Commerce	38,129	3,051,322	(116,814)
Canadian Tire Corp Ltd ‘A’	20,310	2,172,333	(130,245)
Canfor Corp	168,171	3,064,148	(302,000)
CCL Industries Inc	4,086	585,319	104,061
CGI Group Inc ‘A’	96,915	4,876,070	327,747
CI Financial Corp	24,076	676,279	(69,150)
Constellation Software Inc	9,788	4,284,895	589,919
Dollarama Inc	41,457	2,603,429	227,449
Empire Co Ltd ‘A’	105,556	2,244,095	(193,468)
Enerplus Corp	91,013	307,727	3,988
Fairfax Financial Holdings Ltd	4,256	2,324,453	47,756
Finning International Inc	101,393	2,097,616	(432,553)
George Weston Ltd	7,250	595,223	(8,253)
IGM Financial Inc	13,756	499,558	(88,093)
Intact Financial Corp	14,426	1,066,448	(24,139)
Kinross Gold Corp	526,119	1,299,087	(180,122)
Linamar Corp	52,344	3,081,650	63,824
Magna International Inc	206,802	10,821,299	(1,218,781)
Metro Inc	98,289	2,496,048	237,749
National Bank of Canada	20,941	830,633	(119,225)
Open Text Corp	36,259	1,661,283	268,964
Progressive Waste Solutions Ltd	26,419	638,812	14,475
Ritchie Bros Auctioneers Inc	44,474	1,115,386	(51,166)
Royal Bank of Canada	62,735	4,329,192	(245,587)
Saputo Inc	11,955	282,891	19,376
Shaw Communications Inc ‘B’	32,307	728,674	(82,697)
SNC-Lavalin Group Inc	14,022	433,873	(7,969)
The Bank of Nova Scotia	46,585	2,688,745	(335,954)
The Toronto-Dominion Bank	61,535	2,858,625	(51,079)
West Fraser Timber Co Ltd	84,022	3,386,702	(196,938)

			(1,242,007)

United States

Thomson Reuters Corp	8,881	364,857	(8,823)

Total Long Positions			(1,250,830)

Short Positions:

Canada

Agnico Eagle Mines Ltd	(203,378)	(6,021,486)	137,200
Agrium Inc	(20,516)	(2,197,379)	38,282
AltaGas Ltd	(59,615)	(1,769,569)	263,348
ARC Resources Ltd	(30,440)	(406,612)	42,167
Barrick Gold Corp	(116,369)	(1,352,784)	319,554
Cameco Corp	(80,431)	(1,444,438)	208,772
Canadian National Railway Co	(36,525)	(2,095,184)	28,369
Canadian Natural Resources Ltd	(83,785)	(1,781,598)	(35,390)

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Canadian Pacific Railway Ltd	(3,325)	($960,537)	$51,792
Canadian Utilities Ltd ‘A’	(88,720)	(2,572,029)	282,051
Cenovus Energy Inc	(245,033)	(4,187,032)	586,356
Eldorado Gold Corp	(379,972)	(1,866,076)	423,930
Enbridge Inc	(193,964)	(7,868,992)	1,473,724
Encana Corp	(80,365)	(752,380)	209,038
First Quantum Minerals Ltd	(596,992)	(9,147,078)	5,389,672
Fortis Inc	(48,986)	(1,525,835)	48,198
Franco-Nevada Corp	(47,163)	(2,861,383)	13,024
Gildan Activewear Inc	(165,512)	(5,147,530)	(3,049)
Goldcorp Inc	(160,039)	(3,982,893)	714,931
Hudson’s Bay Co	(38,783)	(505,155)	(371)
Husky Energy Inc	(331,043)	(5,700,013)	2,317,614
Imperial Oil Ltd	(111,547)	(3,889,999)	283,514
Inter Pipeline Ltd	(65,456)	(1,116,609)	44,736
Manulife Financial Corp	(66,373)	(1,488,457)	74,088
Methanex Corp	(56,649)	(2,719,301)	608,174
Pembina Pipeline Corp	(64,953)	(2,067,282)	13,557
Peyto Exploration & Development Corp	(17,090)	(614,892)	87,930
Potash Corp of Saskatchewan Inc	(89,521)	(3,147,466)	941,636
Precision Drilling Corp	(466,593)	(2,402,631)	380,142
Restaurant Brands International Inc	(48,529)	(1,815,904)	(46,653)
Rogers Communications Inc ‘B’	(95,425)	(3,467,613)	(318,103)
Silver Wheaton Corp	(201,166)	(3,588,248)	714,145
Suncor Energy Inc	(39,582)	(1,033,112)	16,716
Teck Resources Ltd ‘B’	(226,843)	(3,567,361)	1,720,376
Tourmaline Oil Corp	(117,369)	(3,033,626)	1,159,766
TransAlta Corp	(133,657)	(676,654)	166,438
TransCanada Corp	(191,928)	(6,931,525)	710,879
Veresen Inc	(40,005)	(328,748)	59,249
Vermilion Energy Inc	(63,912)	(2,689,429)	681,539
Yamana Gold Inc	(321,817)	(936,173)	172,888

			19,980,229

United States

Valeant Pharmaceuticals International Inc	(41,556)	(9,258,750)	4,281,861

Total Short Positions			24,262,090

Total Long and Short Positions			23,011,260

Net Cash and Other Receivables (Payables) (3)			88,171

			$23,099,431

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

EQUITY LONG/SHORT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

Description	Counter- party	Expiration Date (1)	Value
The fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Day CHF-TOIS, plus a specified spread as negotiated by the parties, which is denominated in CHF based on the local currencies of the positions within the swap.	MSC	05/04/16	$6,808,204

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2015:

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Long Positions:

Switzerland

Actelion Ltd	96,446	$13,298,206	$703,024
Adecco SA	40,364	3,143,427	(247,997)
Baloise Holding AG	12,833	1,642,746	113,924
Clariant AG	46,917	990,005	(39,696)
Flughafen Zuerich AG	4,526	3,466,477	85,646
Galenica AG	1,190	1,696,198	235,014
GAM Holding AG	14,866	286,613	(34,173)
Geberit AG	6,216	2,360,822	41,500
Givaudan SA	674	1,513,128	28,684
Kuehne + Nagel International AG	4,584	677,029	(5,015)
Lonza Group AG	21,585	3,046,572	578,464
Partners Group Holding AG	3,634	1,207,085	156,672
Straumann Holding AG	955	271,741	19,881
Swiss Life Holding AG	11,952	2,876,781	559,526
Swiss Re AG	72,241	7,714,730	1,040,975
Zurich Insurance Group AG	5,721	2,947,615	(186,136)

			3,050,293

Total Long Positions			3,050,293

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Short Positions:

Switzerland

Aryzta AG	(55,752)	($2,903,635)	$969
Barry Callebaut AG	(616)	(746,511)	19,303
Cie Financiere Richemont SA ‘A’	(132,780)	(11,585,034)	1,392,013
Credit Suisse Group AG	(120,958)	(4,477,780)	309,868
Dufry AG	(21,818)	(2,756,529)	111,736
LafargeHolcim Ltd	(87,643)	(5,982,031)	1,291,555
Nestle SA	(94,601)	(9,003,275)	(198,094)
OC Oerlikon Corp AG	(27,503)	(437,719)	92,171
SGS SA	(951)	(1,872,528)	(80,275)
Swisscom AG	(656)	(340,819)	10,480
The Swatch Group AG	(18,615)	(8,883,008)	853,939
UBS Group AG	(218,588)	(8,205,333)	56,784

			3,860,449

Total Short Positions			3,860,449

Total Long and Short Positions			6,910,742

Net Cash and Other Receivables (Payables) (3)			(102,538)

			$6,808,204

Description	Counter- party	Expiration Date (1)	Value
The fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Day EUR-EONIA, plus a specified spread as negotiated by the parties, which is denominated in EUR based on the local currencies of the positions within the swap.	MSC	05/04/16	$28,352,539

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2015:

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Long Positions:

Belgium

Ageas	24,835	$1,130,739	$34,957
bpost SA	61,768	1,526,264	22,816
KBC Groep NV	49,432	3,370,069	(210,397)
Proximus SADP	112,796	4,505,545	(384,117)
Solvay SA	4,322	662,189	(163,545)
Umicore SA	6,536	275,456	4,784

			(695,502)

Finland

Amer Sports OYJ	50,098	1,367,278	118,892
Cargotec OYJ ‘B’	21,483	740,413	66,329
Elisa OYJ	35,094	1,169,021	221,006
Kesko OYJ ‘B’	22,784	784,110	25,707
Neste OYJ	58,282	1,602,724	250,061
Orion OYJ ‘B’	42,723	1,428,261	90,267

			772,262

France

Atos SE	5,637	437,346	43,695
Cap Gemini SA	72,667	6,676,885	249,225
Christian Dior SE	1,425	307,213	(29,064)
Cie Generale des Etablissements Michelin	11,446	1,406,266	(154,642)

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Dassault Systemes	4,219	$386,015	$29,416
Eiffage SA	29,979	1,829,778	142,216
Eutelsat Communications SA	37,684	1,310,924	(142,468)
Faurecia	12,722	518,474	(3,752)
Hermes International	779	385,180	(21,445)
Ingenico Group	5,063	746,973	59,173
Lagardere SCA	18,879	596,801	(17,414)
Numericable-SFR SAS	9,894	449,499	(79,813)
Orange SA	41,643	3,730,153	49,018
Peugeot SA	891,543	17,557,223	(166,644)
Publicis Groupe SA	39,430	3,317,712	(567,725)
Safran SA	43,157	3,318,912	(276,946)
Sanofi	39,875	4,301,731	(568,320)
SCOR SE	37,995	1,350,254	107,036
SEB SA	17,184	1,691,188	108,672
Societe BIC SA	7,267	1,177,284	46,083
Societe Television Francaise 1	30,867	423,594	(70,142)
Sodexo SA	20,729	2,342,185	(28,335)
Teleperformance	14,254	1,098,037	121,407
Thales SA	78,181	5,370,856	619,506
Valeo SA	10,749	1,660,036	137,856
Veolia Environnement SA	62,687	1,329,533	195,994
Vivendi SA	265,192	6,629,666	(721,121)

			(938,534)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

EQUITY LONG/SHORT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Germany

Allianz SE	4,888	$4,395,078	$76,068
Aurubis AG	43,813	2,767,281	(459,794)
Brenntag AG	18,110	1,072,856	(99,927)
Deutsche Lufthansa AG	255,344	3,899,573	566,478
Evonik Industries AG	34,064	1,253,133	(96,224)
Freenet AG	210,373	6,996,669	339,551
GEA Group AG	10,565	516,298	(70,006)
Hannover Rueck SE	20,344	2,310,174	325,658
HOCHTIEF AG	43,543	3,725,124	398,066
HUGO BOSS AG	17,792	2,193,575	(639,844)
K+S AG	20,588	525,950	14,557
KION Group AG	41,133	1,897,865	186,666
Krones AG	6,609	745,129	59,888
Merck KGaA	36,113	4,367,004	(253,734)
MTU Aero Engines AG	11,439	1,084,674	68,707
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	15,117	3,565,917	175,580
OSRAM Licht AG	37,206	2,003,286	(404,757)
ProSiebenSat.1 Media SE	70,390	3,667,549	41,132
Software AG	24,173	712,282	(5,635)
Symrise AG	17,204	1,117,802	93,645
United Internet AG	4,779	274,520	15,110
Zalando SE	30,853	1,193,147	192,470

			523,655

Italy

A2A SPA	781,724	1,035,077	65,281
Atlantia SPA	68,347	1,979,358	(36,792)
Autogrill SPA	238,433	2,300,887	44,960
Azimut Holding SPA	55,385	1,452,969	44,060
Banca Generali SPA	33,459	1,065,754	13,962
Banca Popolare di Milano Scarl	2,996,836	3,128,923	(93,620)
Banco Popolare SC	19,613	317,879	(42,663)
Buzzi Unicem SPA	22,767	411,631	1,497
Davide Campari-Milano SPA	61,749	524,175	17,959
Eni SPA	149,522	2,464,424	(216,388)
FinecoBank Banca Fineco SPA	218,972	1,755,070	88,848
Finmeccanica SPA	50,965	836,046	34,849
Luxottica Group SPA	10,232	778,542	(29,665)
Mediobanca SPA	77,191	766,094	(8,942)
Moncler SPA	118,938	2,147,590	(452,046)
Prysmian SPA	352,233	7,899,567	(14,491)
Recordati SPA	84,342	2,050,272	199,239
Snam SPA	159,332	834,279	26,102
Unipol Gruppo Finanziario SPA	110,179	577,089	(3,284)
UnipolSai SPA	208,793	556,983	(8,406)

			(369,540)

Luxembourg

SES SA FDR ‘A’	42,386	1,506,272	(254,873)

Netherlands

Aegon NV	128,725	1,077,305	(248,567)
Akzo Nobel NV	3,574	302,887	(25,406)
Boskalis Westminster	86,190	4,489,124	(830,159)
Delta Lloyd NV	121,382	2,738,258	(1,407,502)
Fugro NV CVA	34,926	575,443	(460)
Koninklijke Ahold NV	171,651	3,415,869	365,258
Koninklijke KPN NV	74,067	618,218	11,164
NN Group NV	89,878	2,955,222	250,765

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Randstad Holding NV	101,539	$6,329,499	$253,165
Wolters Kluwer NV	166,619	5,409,842	437,773

			(1,193,969)

Portugal

Jeronimo Martins SGPS SA	51,435	726,357	(39,189)
NOS SGPS SA	44,617	368,912	(9,650)

			(48,839)

Spain

ACS Actividades de Construccion y Servicios SA	8,779	307,082	(42,359)
Almirall SA	64,014	1,252,543	59,804
Enagas SA	34,583	1,069,738	(55,602)
Endesa SA	187,752	3,711,689	174,368
Gamesa Corp Tecnologica SA	227,175	4,334,572	398,977
Iberdrola SA	1,023,710	8,189,286	661,417
Mediaset Espana Comunicacion SA	115,535	1,491,747	(200,392)

			996,213

United Kingdom

Dialog Semiconductor PLC	113,674	5,474,946	(997,768)
RELX NV	242,304	4,073,452	390,620

			(607,148)

Total Long Positions			(1,816,275)

Short Positions:

Belgium

Anheuser-Busch InBev SA/NV	(27,499)	(3,979,114)	(177,994)
UCB SA	(6,526)	(467,478)	(134,361)

			(312,355)

Finland

Nokia OYJ	(527,257)	(3,626,516)	(156,662)

France

Airbus Group SE	(36,937)	(2,699,883)	65,778
Arkema SA	(10,998)	(942,286)	57,267
BNP Paribas SA	(43,478)	(3,088,496)	175,760
Bollore SA	(449,513)	(2,423,008)	271,244
Carrefour SA	(124,584)	(4,486,601)	591,890
Casino Guichard Perrachon SA	(19,283)	(1,510,234)	243,499
Danone SA	(81,428)	(5,920,100)	226,487
Edenred	(121,797)	(2,418,104)	95,301
Electricite de France SA	(250,872)	(4,765,160)	1,000,763
Engie SA	(493,941)	(11,062,247)	(156,328)
Kering	(6,304)	(1,174,619)	64,729
Natixis SA	(75,458)	(463,213)	14,696
Pernod Ricard SA	(4,915)	(602,882)	31,980
Plastic Omnium SA	(17,403)	(494,612)	(67,035)
Remy Cointreau SA	(4,662)	(322,480)	(13,946)
Renault SA	(36,153)	(3,924,318)	20,691
Schneider Electric SE	(121,087)	(9,196,159)	1,988,119
Suez Environnement Co	(22,049)	(416,657)	(4,313)
Technip SA	(141,305)	(7,915,244)	611,694
TOTAL SA	(32,149)	(3,056,725)	6,850
Zodiac Aerospace	(387,939)	(12,191,214)	2,620,832

			7,845,958

Germany

adidas AG	(38,832)	(3,549,990)	(628,990)
BASF SE	(71,152)	(7,103,073)	1,363,801
Bayerische Motoren Werke AG	(53,937)	(5,254,504)	(569,655)
Commerzbank AG	(169,280)	(2,547,347)	386,058

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

EQUITY LONG/SHORT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Continental AG	(10,435)	($2,618,496)	($166,741)
Deutsche Bank AG	(38,341)	(2,799,889)	240,523
Deutsche Telekom AG	(117,201)	(2,175,654)	27,460
Duerr AG	(3,733)	(299,018)	(1,316)
E.ON SE	(370,130)	(4,938,218)	835,695
Infineon Technologies AG	(226,932)	(2,764,253)	(617,092)
Rocket Internet SE	(26,368)	(883,958)	57,670
RWE AG	(597,746)	(11,806,636)	3,646,450
SAP SE	(55,063)	(4,403,020)	(320,671)
Siemens AG	(14,702)	(1,590,597)	129,866
Telefonica Deutschland Holding AG	(127,290)	(798,102)	97,803
ThyssenKrupp AG	(80,755)	(2,188,620)	448,780
Volkswagen AG	(23,661)	(3,035,571)	(638,094)
Wirecard AG	(15,351)	(679,885)	(96,580)

			4,194,967

Italy

Enel Green Power SPA	(278,398)	(674,114)	(36,203)

Luxembourg

ArcelorMittal	(761,072)	(6,390,684)	2,880,825
Tenaris SA	(690,076)	(10,144,234)	1,224,071
UBI Banca Rights	(115,062)	-	-

			4,104,896

Netherlands

Altice NV ‘A’	(45,713)	(4,739,908)	446,011
ASML Holding NV	(80,096)	(8,690,983)	1,279,639
Koninklijke Philips NV	(132,052)	(3,759,471)	274,651
SBM Offshore NV	(84,242)	(1,045,090)	(43,681)

			1,956,620

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Portugal

Banco Comercial Portugues SA	(11,741,647)	($627,248)	($399)
EDP - Energias de Portugal SA	(376,398)	(1,403,760)	25,066

			24,667

Spain

Atresmedia Corp de Medios de Comunicacion SA	(34,103)	(368,450)	4,874
Banco Popular Espanol SA	(880,628)	(5,048,356)	1,394,276
Bankia SA	(1,209,790)	(2,172,898)	198,820
Cellnex Telecom SAU	(138,324)	(2,416,545)	(195,333)
Distribuidora Internacional de Alimentacion SA	(44,445)	(469,039)	87,287
Grifols SA	(13,315)	(577,706)	(66,749)
Obrascon Huarte Lain SA	(153,170)	(907,965)	31,246
Telefonica SA	(36,465)	(478,233)	70,996

			1,525,417

Switzerland

STMicroelectronics NV	(87,176)	(1,042,910)	93,497

United Kingdom

CNH Industrial NV	(1,316,297)	(10,722,603)	1,463,601

Total Short Positions			20,704,403

Total Long and Short Positions			18,888,128

Net Cash and Other Receivables (Payables) (3)			9,464,411

			$28,352,539

Description	Counter- party	Expiration Date (1)	Value
The fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Day JPY-MUTSC, plus a specified spread as negotiated by the parties, which is denominated in JPY based on the local currencies of the positions within the swap.	MSC	05/09/16	$7,448,444

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2015:

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Long Positions:

Japan

ABC-Mart Inc	5,000	$280,642	($10,446)
Ajinomoto Co Inc	194,000	5,459,079	328,472
Alps Electric Co Ltd	23,200	640,015	(14,329)
Amada Holdings Co Ltd	109,400	1,067,917	(11,390)
Aozora Bank Ltd	664,000	2,484,451	(188,840)
Asahi Kasei Corp	321,000	3,164,833	(830,073)
Astellas Pharma Inc	287,800	4,446,849	(343,146)
Bandai Namco Holdings Inc	194,600	4,130,011	(51,171)
Bridgestone Corp	99,400	4,139,889	(604,338)
Calbee Inc	14,500	639,686	(6,140)
Central Japan Railway Co	24,100	5,944,198	4,660
Chubu Electric Power Co Inc	331,900	4,898,386	(453,167)
Dai Nippon Printing Co Ltd	98,000	999,454	(26,991)
Daicel Corp	273,700	3,324,116	755,053
DeNA Co Ltd	159,800	2,751,494	(304,199)
Disco Corp	26,800	2,679,456	165,290
Don Quijote Holdings Co Ltd	72,100	2,677,170	(224,644)
Ezaki Glico Co Ltd	10,200	530,947	1,472

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Fuji Electric Co Ltd	193,000	$902,459	($89,946)
Fuji Heavy Industries Ltd	273,200	10,645,279	2,005,820
FUJIFILM Holdings Corp	16,200	684,205	(1,397)
Fujitsu Ltd	129,803	810,257	(65,508)
Hakuhodo DY Holdings Inc	87,100	907,953	21,393
Haseko Corp	384,100	4,731,416	(609,054)
Hitachi Chemical Co Ltd	17,500	328,065	(50,288)
Hitachi High-Technologies Corp	80,800	2,110,144	48,093
Hitachi Metals Ltd	133,100	2,209,500	(409,118)
Hokuhoku Financial Group Inc	406,000	974,670	(173,420)
Hoshizaki Electric Co Ltd	6,100	385,476	(16,781)
Hoya Corp	218,300	8,481,085	393,726
Ibiden Co Ltd	23,500	445,838	(89,249)
Idemitsu Kosan Co Ltd	29,600	481,309	(11,526)
Iida Group Holdings Co Ltd	45,000	949,952	9,421
Inpex Corp	130,000	1,236,129	37,330
Isuzu Motors Ltd	293,400	3,895,173	(724,576)
ITOCHU Corp	96,800	1,193,894	(50,152)
Itochu Techno-Solutions Corp	57,800	1,239,192	(90,503)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

EQUITY LONG/SHORT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Izumi Co Ltd	23,600	$1,024,073	($132,377)
Japan Airlines Co Ltd	378,100	12,597,089	1,053,219
Japan Petroleum Exploration Co Ltd	47,900	1,400,327	(122,515)
JSR Corp	163,100	2,771,136	(215,688)
JTEKT Corp	59,100	995,036	(25,479)
JX Holdings Inc	459,800	1,797,572	114,949
Kajima Corp	309,000	1,913,733	415,073
Kaken Pharmaceutical Co Ltd	45,300	4,163,962	(1,067,380)
Kamigumi Co Ltd	63,000	545,277	(13,696)
Kaneka Corp	27,000	283,077	309
Kawasaki Heavy Industries Ltd	65,000	540,874	(86,234)
KDDI Corp	37,900	898,125	79,015
Kewpie Corp	42,900	938,375	89,118
Koito Manufacturing Co Ltd	82,900	3,093,778	515,464
Konami Holdings Corp	120,593	2,672,102	164,470
Konica Minolta Inc	244,100	2,698,770	(294,412)
Kurita Water Industries Ltd	13,700	365,632	(54,374)
M3 Inc	30,100	654,244	(42,497)
Mabuchi Motor Co Ltd	11,800	654,869	8,582
Mazda Motor Corp	72,100	1,838,266	18,130
Medipal Holdings Corp	165,600	2,875,014	(111,916)
MEIJI Holdings Co Ltd	4,000	226,103	104,136
MISUMI Group Inc	51,600	630,671	102,232
Mitsubishi Chemical Holdings Corp	417,700	2,584,958	72,597
Mitsubishi Electric Corp	784,000	9,796,899	(1,561,417)
Mitsubishi Materials Corp	77,000	319,224	(37,132)
Mitsubishi Motors Corp	878,100	7,935,578	(521,176)
Mitsubishi Tanabe Pharma Corp	363,400	6,171,817	(20,436)
Mitsubishi UFJ Financial Group Inc	199,000	1,401,857	(209,290)
Mitsui & Co Ltd	99,500	1,844,900	(198,655)
Mitsui Chemicals Inc	192,000	863,798	(376)
Mixi Inc	116,600	4,616,488	(336,063)
Mizuho Financial Group Inc	2,145,200	4,100,291	196,833
MS&AD Insurance Group Holdings Inc	121,300	3,608,896	(106,032)
Murata Manufacturing Co Ltd	19,400	3,454,778	(54,914)
Nexon Co Ltd	167,200	2,415,576	289,765
NHK Spring Co Ltd	143,400	1,465,061	(46,445)
Nintendo Co Ltd	18,500	3,833,692	(1,231,070)
Nippon Express Co Ltd	661,000	3,475,702	(399,518)
Nippon Shokubai Co Ltd	28,400	1,951,304	29,057
Nippon Telegraph & Telephone Corp	197,700	7,090,765	737,840
Nippon Yusen KK	635,000	2,142,075	(424,777)
Nitori Holdings Co Ltd	13,800	1,162,059	(9,614)
Nitto Denko Corp	50,100	3,740,833	293,263
NOK Corp	247,700	7,604,921	(1,661,552)
Nomura Research Institute Ltd	47,690	1,772,297	66,264
NSK Ltd	24,900	276,685	(2,746)
NTN Corp	68,000	293,623	(1,938)
Obic Co Ltd	14,800	671,806	100,851
Omron Corp	40,300	1,980,858	(463,108)
Oracle Corp Japan	20,500	909,208	33,715
ORIX Corp	103,400	2,125,762	(136,039)
Osaka Gas Co Ltd	369,000	1,519,098	(183,147)
Otsuka Corp	87,600	4,234,025	35,190
Otsuka Holdings Co Ltd	204,400	6,812,724	343,352
Panasonic Corp	646,300	10,530,884	(2,546,493)
Park24 Co Ltd	32,300	609,144	195,914
Pola Orbis Holdings Inc	64,400	4,086,763	108,642
Recruit Holdings Co Ltd	93,300	3,470,033	(274,197)
Resona Holdings Inc	653,600	3,462,446	(322,477)
Rohm Co Ltd	38,900	2,652,234	(677,503)

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Sankyo Co Ltd	27,985	$1,059,099	($20,485)
Santen Pharmaceutical Co Ltd	335,300	4,782,547	955,562
Sekisui Chemical Co Ltd	388,300	5,265,445	111,890
Seven Bank Ltd	67,600	324,845	(36,907)
Shimadzu Corp	114,000	1,737,250	138,491
Shimamura Co Ltd	31,200	3,022,914	605,078
Shimizu Corp	148,000	1,388,378	161,054
Shin-Etsu Chemical Co Ltd	26,400	2,024,119	(205,639)
Shionogi & Co Ltd	11,100	508,946	(2,141)
Sojitz Corp	2,468,700	5,356,883	(199,051)
Sompo Japan Nipponkoa Holdings Inc	114,600	3,843,603	(173,196)
Sony Corp	96,400	5,037,898	(523,265)
Sony Financial Holdings Inc	31,000	549,350	(853)
Sugi Holdings Co Ltd	19,300	917,471	126,740
Sumitomo Chemical Co Ltd	219,000	1,285,212	(42,907)
Sumitomo Heavy Industries Ltd	551,000	4,311,947	(891,868)
Sumitomo Mitsui Financial Group Inc	39,900	1,713,725	(213,974)
Sumitomo Rubber Industries Ltd	238,900	4,181,364	(1,020,390)
Sundrug Co Ltd	9,000	581,837	2,114
Suruga Bank Ltd	57,300	1,186,393	(33,383)
Suzuken Co Ltd	67,500	2,460,724	71,107
Suzuki Motor Corp	8,200	338,465	(14,289)
T&D Holdings Inc	172,500	2,479,470	(223,887)
Taiheiyo Cement Corp	292,000	930,245	(75,590)
TDK Corp	33,100	4,535,425	(256,732)
Teijin Ltd	311,000	1,113,702	(65,369)
The Bank of Kyoto Ltd	48,000	550,916	(122,092)
The Bank of Yokohama Ltd	209,000	1,330,194	(72,049)
The Chiba Bank Ltd	109,000	873,571	(113,004)
The Chugoku Bank Ltd	24,300	383,497	(70,175)
The Dai-ichi Life Insurance Co Ltd	327,800	5,838,143	(460,647)
The Gunma Bank Ltd	101,000	727,407	(160,813)
The Hachijuni Bank Ltd	96,000	723,163	(153,092)
The Hiroshima Bank Ltd	77,000	460,434	(35,071)
The Iyo Bank Ltd	38,900	481,356	(116,911)
Toho Gas Co Ltd	63,000	408,247	2,088
Tohoku Electric Power Co Inc	472,400	6,530,617	(492,913)
Tokio Marine Holdings Inc	57,800	2,655,561	(79,047)
Tokyo Electric Power Co Inc	1,390,600	8,185,054	841,904
Tokyo Gas Co Ltd	540,000	3,045,757	(503,101)
Toppan Printing Co Ltd	90,000	744,888	86,491
Tosoh Corp	67,000	350,434	(1,889)
Toyoda Gosei Co Ltd	10,700	245,991	(254)
Toyota Boshoku Corp	28,900	591,493	(3,071)
Trend Micro Inc	18,600	638,621	118,140
Tsuruha Holdings Inc	28,400	2,437,396	(40,774)
West Japan Railway Co	50,700	2,924,629	648,908
Yamaguchi Financial Group Inc	48,000	628,808	(76,964)
Yamaha Corp	11,300	302,946	42,941
Yamaha Motor Co Ltd	23,800	715,202	(4,125)

			(12,697,775)

Total Long Positions			(12,697,775)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

EQUITY LONG/SHORT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Short Positions:

Japan

Aeon Co Ltd	(392,200)	($4,902,978)	($1,145,059)
AEON Financial Service Co Ltd	(84,300)	(2,196,359)	246,620
Aisin Seiki Co Ltd	(11,700)	(523,413)	19,674
ANA Holdings Inc	(399,000)	(1,149,831)	1,238
Asahi Glass Co Ltd	(78,000)	(453,364)	2,943
Asahi Group Holdings Ltd	(15,100)	(492,255)	12,284
Asics Corp	(91,100)	(2,285,338)	333,514
Canon Inc	(23,500)	(1,009,596)	85,280
Chiyoda Corp	(643,000)	(5,947,903)	995,346
Chugai Pharmaceutical Co Ltd	(79,200)	(2,621,989)	(173,762)
Citizen Holdings Co Ltd	(70,300)	(521,190)	(2,129)
Credit Saison Co Ltd	(182,200)	(3,456,396)	(140,742)
Daikin Industries Ltd	(73,300)	(6,313,947)	(334,893)
Daiwa Securities Group Inc	(204,000)	(1,687,006)	425,684
Denso Corp	(170,400)	(8,266,340)	223,637
Dentsu Inc	(5,500)	(332,030)	(44,731)
Eisai Co Ltd	(48,600)	(3,246,310)	(6,988)
Fast Retailing Co Ltd	(11,500)	(5,970,960)	498,031
Hamamatsu Photonics KK	(55,800)	(1,568,496)	40,709
Hirose Electric Co Ltd	(14,100)	(1,945,946)	235,373
Hitachi Construction Machinery Co Ltd	(41,000)	(653,103)	7,465
Hitachi Ltd	(595,000)	(3,885,790)	574,450
Honda Motor Co Ltd	(203,500)	(7,717,941)	700,089
IHI Corp	(2,395,000)	(10,752,502)	4,165,858
Isetan Mitsukoshi Holdings Ltd	(370,500)	(5,991,253)	1,138,905
J Front Retailing Co Ltd	(281,500)	(4,744,517)	597,161
Japan Airport Terminal Co Ltd	(30,300)	(1,417,893)	83,548
Japan Display Inc	(740,500)	(3,686,736)	845,798
Japan Tobacco Inc	(156,100)	(5,781,678)	(124,272)
JFE Holdings Inc	(121,500)	(2,281,131)	370,077
JGC Corp	(269,000)	(5,577,263)	1,334,920
Kakaku.com Inc	(12,400)	(244,702)	(1,604)
Kao Corp	(13,900)	(650,697)	(62,641)
Keihan Electric Railway Co Ltd	(38,000)	(269,669)	1,726
Keikyu Corp	(55,000)	(450,511)	(1,090)
Keio Corp	(116,000)	(917,654)	(80,033)
Kikkoman Corp	(46,000)	(1,311,457)	(284,438)
Kintetsu Group Holdings Co Ltd	(744,000)	(2,608,886)	(427,004)
Kirin Holdings Co Ltd	(230,100)	(3,296,063)	22,822
Komatsu Ltd	(146,500)	(2,904,877)	521,372
Kubota Corp	(235,000)	(3,733,268)	125,763
Kyocera Corp	(41,900)	(2,342,928)	263,667
Kyushu Electric Power Co Inc	(1,201,700)	(13,393,151)	262,059
Makita Corp	(26,943)	(1,424,814)	(123,600)
Marui Group Co Ltd	(659,847)	(8,491,160)	(2,969,979)
Minebea Co Ltd	(376,000)	(5,494,834)	2,346,543
Mitsubishi Heavy Industries Ltd	(369,000)	(2,024,425)	452,140
Mitsubishi Logistics Corp	(138,000)	(1,830,299)	20,215
Mitsui OSK Lines Ltd	(2,300,000)	(7,104,408)	1,416,851
NGK Insulators Ltd	(103,000)	(2,314,424)	(17,184)
NGK Spark Plug Co Ltd	(237,800)	(6,457,114)	244,539
Nidec Corp	(96,100)	(7,383,481)	481,241
Nippon Electric Glass Co Ltd	(199,000)	(1,022,136)	41,982
Nippon Paint Holdings Co Ltd	(195,500)	(4,730,004)	20,579

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Nippon Steel & Sumitomo Metal Corp	(76,600)	($1,551,484)	$16,033
Nissan Motor Co Ltd	(112,100)	(1,273,017)	(58,217)
Nomura Holdings Inc	(333,500)	(2,149,798)	289,044
NTT Data Corp	(5,100)	(320,675)	(19,971)
Odakyu Electric Railway Co Ltd	(200,000)	(1,963,271)	(187,761)
Oji Holdings Corp	(97,000)	(427,877)	35,431
Olympus Corp	(80,600)	(3,094,951)	(317,453)
Ono Pharmaceutical Co Ltd	(11,600)	(1,477,849)	(734,215)
Oriental Land Co Ltd	(97,000)	(5,579,659)	(244,529)
Pigeon Corp	(45,300)	(1,101,488)	(12,959)
Rakuten Inc	(103,200)	(1,780,148)	550,483
Ricoh Co Ltd	(1,407,900)	(15,966,983)	33,948
Rinnai Corp	(12,500)	(969,641)	(137,938)
Sega Sammy Holdings Inc	(36,200)	(664,146)	161,882
Seibu Holdings Inc	(79,200)	(2,354,638)	497,217
Seiko Epson Corp	(28,600)	(449,278)	10,952
Shikoku Electric Power Co Inc	(50,700)	(814,862)	27,348
Shimano Inc	(24,700)	(3,855,272)	(8,590)
Shiseido Co Ltd	(157,700)	(3,591,203)	8,604
SoftBank Group Corp	(185,300)	(15,311,730)	2,060,198
Sohgo Security Services Co Ltd	(10,600)	(496,349)	812
Stanley Electric Co Ltd	(84,200)	(1,855,656)	6,030
Sumco Corp	(645,200)	(7,016,090)	2,267,877
Sumitomo Corp	(65,000)	(801,266)	100,605
Sumitomo Dainippon Pharma Co Ltd	(119,300)	(1,485,649)	(47,900)
Sumitomo Metal Mining Co Ltd	(84,000)	(1,068,357)	72,110
Sumitomo Mitsui Trust Holdings Inc	(570,000)	(2,877,761)	360,126
Suntory Beverage & Food Ltd	(67,900)	(3,401,380)	(115,583)
Sysmex Corp	(6,300)	(365,262)	(59,243)
Taisei Corp	(171,000)	(974,189)	(155,836)
Takashimaya Co Ltd	(240,000)	(2,308,666)	50,272
Terumo Corp	(102,700)	(2,682,246)	(502,591)
The Chugoku Electric Power Co Inc	(114,100)	(1,811,445)	85,980
The Kansai Electric Power Co Inc	(226,700)	(3,322,910)	(314,145)
The Yokohama Rubber Co Ltd	(41,500)	(649,263)	5,042
Tobu Railway Co Ltd	(136,000)	(629,301)	(38,773)
Toray Industries Inc	(67,000)	(664,159)	(46,626)
Toshiba Corp	(4,013,000)	(11,805,055)	3,570,472
TOTO Ltd	(39,300)	(1,189,128)	(158,809)
Toyo Seikan Group Holdings Ltd	(133,200)	(2,386,796)	(65,154)
Toyota Industries Corp	(69,100)	(3,942,259)	235,732
Toyota Motor Corp	(10,200)	(1,229,427)	75,643
Unicharm Corp	(425,700)	(9,147,237)	546,914
Yahoo Japan Corp	(1,415,700)	(6,687,314)	6,699
Yakult Honsha Co Ltd	(60,400)	(3,396,554)	457,509
Yamada Denki Co Ltd	(59,000)	(294,251)	(1,249)
Yamato Holdings Co Ltd	(363,400)	(7,701,228)	110,246
Yaskawa Electric Corp	(507,000)	(6,494,563)	(354,992)
Yokogawa Electric Corp	(174,100)	(2,294,667)	(38,175)

			21,242,454

Total Short Positions			21,242,454

Total Long and Short Positions			8,544,679

Net Cash and Other Receivables (Payables) (3)			(1,096,235)

			$7,448,444

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

EQUITY LONG/SHORT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

Description	Counter- party	Expiration Date (1)	Value
The fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Week DKK-CIBOR, plus a specified spread as negotiated by the parties, which is denominated in DKK based on the local currencies of the positions within the swap.	MSC	05/04/16	$3,089,477

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2015:

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Long Positions:

Denmark

Chr Hansen Holding AS	4,979	$279,222	$52,664
DSV AS	36,723	1,394,785	74,459
Genmab AS	19,440	2,390,976	768,022
GN Store Nord AS	14,455	328,867	(36,275)
ISS AS	39,455	1,343,304	117,187
Novo Nordisk AS ‘B’	187,957	11,670,843	428,830
Pandora AS	67,323	8,212,233	1,272,374
TDC AS	74,242	382,003	(18,422)
Vestas Wind Systems AS	9,832	701,093	119,830

			2,778,669

Total Long Positions			2,778,669

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Short Positions:

Denmark

Carlsberg AS ‘B’	(34,002)	($3,172,486)	($70,749)
Coloplast AS	(3,174)	(268,472)	(39,102)
Novozymes AS	(16,513)	(880,688)	(24,808)
Tryg AS	(34,467)	(679,009)	(16,033)

			(150,692)

Total Short Positions			(150,692)

Total Long and Short Positions			2,627,977

Net Cash and Other Receivables (Payables) (3)			461,500

			$3,089,477

Description	Counter- party	Expiration Date (1)	Value
The fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Week NOK-NIBOR, plus a specified spread as negotiated by the parties, which is denominated in NOK based on the local currencies of the positions within the swap.	MSC	05/04/16	($18,729)

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2015:

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Long Positions:

Norway

Marine Harvest ASA	79,053	$1,000,607	$246,080
Norsk Hydro ASA	392,752	2,856,903	(195,405)
Yara International ASA	44,416	2,354,458	(42,023)

			8,652

Total Long Positions			8,652

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Short Positions:

Norway

Gjensidige Forsikring ASA	(26,464)	($448,745)	($31,818)
Schibsted ASA	(65,144)	(2,460,610)	104,574

			72,756

Total Short Positions			72,756

Total Long and Short Positions			81,408

Net Cash and Other Receivables (Payables) (3)			(100,137)

			($18,729)

Description	Counter- party	Expiration Date (1)	Value
The fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Week SEK-STIBOR, plus a specified spread as negotiated by the parties, which is denominated in SEK based on the local currencies of the positions within the swap.	MSC	05/04/16	($1,748,703)

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2015:

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Long Positions:

Sweden

BillerudKorsnas AB	71,637	$1,231,035	$84,654
Boliden AB	207,847	5,166,312	(980,094)
Electrolux AB ‘B’	197,748	5,960,104	(1,132,483)
Husqvarna AB	193,250	1,432,449	(128,848)
ICA Gruppen AB	6,780	255,967	(2,368)
NCC AB ‘B’	24,885	872,096	(29,522)
Securitas AB ‘B’	189,916	2,883,717	202,328

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Skanska AB ‘B’	76,014	$1,762,845	($152,498)
Swedish Match AB	22,558	801,293	3,382
Swedish Orphan Biovitrum AB	175,017	2,413,759	333,008
Tele2 AB ‘B’	291,226	4,023,464	(805,771)
TeliaSonera AB	551,896	3,467,150	(603,564)

			(3,211,776)

Total Long Positions			(3,211,776)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

EQUITY LONG/SHORT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Short Positions:

Sweden

Alfa Laval AB	(35,316)	($651,474)	$3,473
Atlas Copco AB ‘A’	(10,301)	(306,344)	63,820
Getinge AB	(45,861)	(1,129,540)	(62,886)
Hexagon AB ‘B’	(29,647)	(1,096,877)	(11,347)
Meda AB ‘A’	(20,117)	(256,920)	901
Sandvik AB	(129,018)	(1,649,540)	458,586
Volvo AB	(294,528)	(4,255,718)	1,198,199

			1,650,746

Total Short Positions			1,650,746

Total Long and Short Positions			(1,561,030)

Net Cash and Other Receivables (Payables) (3)			(187,673)

			($1,748,703)

Total Basket Swaps			$84,244,701

(1)	The expiration dates may vary by the underlying investments in each basket swap.
(2)	Notional amount represents the value (including any fees or commissions) of the long and short positions when they are established.
(3)	Cash and other receivables (payables) includes the gains (losses) realized within the swap when the swap resets.

Total Return Swaps

Receive Total Return	Pay	Counter- party	Expiration Date	Number of Contracts	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Positive return on Swiss Market Index	Negative return on Swiss Market Index	GSC	03/18/16	344	$1,141,575	$-	$1,141,575

Total Swap Agreements					$85,386,276	$-	$85,386,276

(f)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2015:

		Total Value at December 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Short-Term Investments	$1,127,521,731	$280,027,410	$847,494,321	$-
	Derivatives:
	Equity Contracts
	Futures	4,464,913	4,464,913	-	-
	Swaps	100,622,478	1,141,575	99,480,903	-

	Total Equity Contracts	105,087,391	5,606,488	99,480,903	-

	Foreign Currency Contracts
	Forward Foreign Currency Contracts	3,562,676	-	3,562,676	-

	Total Assets - Derivatives	108,650,067	5,606,488	103,043,579	-

	Total Assets	1,236,171,798	285,633,898	950,537,900	-

Liabilities	Derivatives:
	Equity Contracts
	Futures	(3,642,201)	(3,642,201)	-	-
	Swaps	(15,236,202)	-	(15,236,202)	-

	Total Equity Contracts	(18,878,403)	(3,642,201)	(15,236,202)	-

	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(1,899,965)	-	(1,899,965)	-

	Total Liabilities - Derivatives	(20,778,368)	(3,642,201)	(17,136,167)	-

	Total Liabilities	(20,778,368)	(3,642,201)	(17,136,167)	-

	Total	$1,215,393,430	$281,991,697	$933,401,733	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments

December 31, 2015

	Shares	Value
COMMON STOCKS - 1.1%

Romania - 0.5%

Banca Transilvania *	1,506,600	$878,855
BRD-Groupe Societe Generale SA *	295,900	859,561
Electrica SA	247,600	725,053
OMV Petrom SA	8,074,500	563,127
Societatea Nationala de Gaze Naturale ROMGAZ SA	84,600	552,789
Societatea Nationala Nuclearelectrica SA	105,000	162,624
Transelectrica SA	121,700	853,713
Transgaz SA Medias	11,800	785,649

		5,381,371

Singapore - 0.6%

Yoma Strategic Holdings Ltd *	19,513,033	6,334,876

Total Common Stocks (Cost $14,335,662)		11,716,247

CLOSED-END MUTUAL FUND - 0.5%

Romania - 0.5%

Fondul Proprietatea SA *	28,780,556	5,586,006

Total Closed-End Mutual Fund (Cost $7,289,182)		5,586,006

	Principal Amount

CORPORATE BONDS & NOTES - 3.2%

Angola - 1.0%

Republic of Angola via Northern Lights 7.000% due 08/16/19 ~	$11,945,625	11,527,528

Azerbaijan - 0.6%

International Bank of Azerbaijan OJSC 6.170% due 05/10/17 § ~	6,500,000	6,305,000

Georgia - 1.0%

Bank of Georgia JSC 7.750% due 07/05/17 ~	11,382,000	11,860,385

Russia - 0.6%

Gazprom OAO 3.755% due 03/15/17 ~	EUR 5,375,000	5,853,360
Sberbank of Russia 5.400% due 03/24/17 ~	$1,468,000	1,495,481

		7,348,841

Total Corporate Bonds & Notes (Cost $37,157,644)		37,041,754

SENIOR LOAN NOTES - 0.5%

Ethiopia - 0.5%

Ethiopian Railways Corp 4.175% due 08/02/21 § +	6,629,654	6,177,187

Total Senior Loan Notes (Cost $6,163,514)		6,177,187

	Principal Amount	Value
MORTGAGE-BACKED SECURITIES - 0.7%

United States - 0.7%

Fannie Mae (IO) 3.500% due 10/25/26 "	$8,505,423	$937,771
5.000% due 12/25/42 "	5,505,161	1,160,724
5.828% due 03/25/33 - 04/25/43 " §	12,705,967	2,165,155
Freddie Mac (IO) 5.920% due 02/15/33 - 05/15/43 " §	12,428,962	2,258,540
6.290% due 05/15/36 " §	5,284,795	1,067,174

		7,589,364

Total Mortgage-Backed Securities (Cost $7,103,072)		7,589,364

FOREIGN GOVERNMENT BONDS & NOTES - 66.5%

Albania - 1.8%

Albania Government 5.750% due 11/12/20 ~	EUR 18,325,000	20,412,557

Angola - 0.5%

Angolan Government 9.500% due 11/12/25 ~	$6,260,000	5,837,450

Armenia - 1.7%

Armenia Government 7.150% due 03/26/25 ~	19,235,000	18,679,301

Barbados - 1.1%

Barbados Government 6.625% due 12/05/35 ~	14,553,000	11,969,843

Belarus - 0.8%

Belarus Government 8.950% due 01/26/18 ~	8,303,000	8,550,263

Colombia - 0.5%

Colombia Government 5.000% due 06/15/45	6,910,000	5,804,400

Cyprus - 2.4%

Cyprus Government 3.875% due 05/06/22 ~	EUR 6,565,000	7,437,772
4.625% due 02/03/20 ~	6,004,000	7,020,538
4.750% due 06/25/19 ~	10,841,000	12,706,299

		27,164,609

Dominican Republic - 3.1%

Dominican Republic 5.500% due 01/27/25 ~	$5,148,000	4,980,690
8.625% due 04/20/27 ~	6,820,000	7,962,350
10.400% due 05/10/19 ~	DOP 523,200,000	11,706,948
13.500% due 08/04/17 ~	29,400,000	684,518
14.000% due 06/08/18 ~	268,400,000	6,436,088
16.000% due 02/10/17 ~	144,600,000	3,402,467

		35,173,061

Ecuador - 4.7%

Ecuador Government 7.950% due 06/20/24 ~	$53,961,000	40,066,042
10.500% due 03/24/20 ~	16,802,000	13,609,620

		53,675,662

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
Georgia - 0.1%

Georgia Government 6.875% due 04/12/21 ~	$1,264,000	$1,313,896
Georgia Treasury 10.750% due 07/09/17	GEL 415,000	169,969

		1,483,865

Iceland - 3.6%

Iceland Rikisbref 6.250% due 02/05/20	ISK 957,240,000	5,743,120
6.500% due 01/24/31	232,544,000	1,455,430
7.250% due 10/26/22	1,497,242,288	9,520,696
8.000% due 06/12/25	1,083,305,000	7,366,914
8.750% due 02/26/19	2,559,963,000	16,334,869

		40,421,029

Iraq - 2.2%

Iraq International 5.800% due 01/15/28 ~	$37,568,000	25,452,696

Ivory Coast - 1.0%

Ivory Coast Government 5.750% due 12/31/32 § ~	843,000	754,038
6.375% due 03/03/28 ~	11,268,000	10,309,769

		11,063,807

Kazakhstan - 4.0%

Kazakhstan Government 5.125% due 07/21/25 ~	34,140,000	33,765,143
6.500% due 07/21/45 ~	11,814,000	11,661,835

		45,426,978

Kenya - 1.2%

Kenya Government 6.875% due 06/24/24 ~	12,709,000	11,183,920
Kenya Infrastructure 11.000% due 10/12/26	KES 301,300,000	2,528,631

		13,712,551

Lebanon - 3.8%

Lebanon Government 4.500% due 04/22/16	$11,185,000	11,201,218
8.500% due 01/19/16 ~	22,369,000	22,458,208
Lebanon Treasury 6.180% due 07/28/16	LBP 4,540,500,000	3,041,150
6.180% due 12/29/16	5,767,280,000	3,854,414
6.180% due 01/26/17	2,804,760,000	1,874,675

		42,429,665

Macedonia - 4.2%

Macedonia Government 3.975% due 07/24/21 ~	EUR 36,855,000	38,229,791
4.875% due 12/01/20 ~	8,975,000	9,696,677

		47,926,468

Mongolia - 1.9%

Mongolia Government 4.125% due 01/05/18 ~	$14,546,000	13,364,865
5.125% due 12/05/22 ~	9,865,000	7,883,289

		21,248,154

New Zealand - 1.9%

New Zealand Government 2.000% due 09/20/25 ^ ~	NZD 20,023,842	13,468,377
3.000% due 09/20/30 ^ ~	10,128,020	7,454,071

		20,922,448

	Principal Amount	Value
Nigeria - 1.0%

Nigeria Government 5.125% due 07/12/18 ~	$11,836,000	$11,318,175

Pakistan - 0.4%

Pakistan Government 8.250% due 04/15/24 ~	4,371,000	4,514,815

Russia - 3.5%

Russian Federal 7.050% due 01/19/28	RUB 1,956,229,000	22,452,417
7.600% due 07/20/22	145,987,000	1,816,838
8.150% due 02/03/27	1,194,963,000	15,072,085

		39,341,340

Rwanda - 1.1%

Rwanda Government 6.625% due 05/02/23 ~	$12,667,000	12,135,037

Serbia - 7.6%

Serbia Government 5.250% due 11/21/17 ~	4,028,000	4,190,912
5.875% due 12/03/18 ~	6,910,000	7,288,323
Serbia Treasury 10.000% due 02/21/16	RSD 374,770,000	3,383,022
10.000% due 05/08/17	1,565,710,000	15,047,759
10.000% due 01/24/18	823,560,000	8,117,096
10.000% due 03/02/18	1,318,200,000	13,028,182
10.000% due 03/20/21	716,450,000	7,308,975
10.000% due 06/05/21	790,410,000	8,044,122
10.000% due 02/05/22	2,007,050,000	20,116,754

		86,525,145

Sri Lanka - 4.8%

Sri Lanka Government 5.125% due 04/11/19 ~	$200,000	190,940
5.875% due 07/25/22 ~	8,571,000	7,850,976
6.000% due 01/14/19 ~	1,198,000	1,178,302
6.125% due 06/03/25 ~	200,000	178,625
6.250% due 10/04/20 ~	5,506,000	5,335,292
6.250% due 07/27/21 ~	8,947,000	8,545,289
6.850% due 11/03/25 ~	10,558,000	9,984,986
9.000% due 05/01/21	LKR 255,770,000	1,710,225
10.000% due 10/01/22	1,105,350,000	7,681,320
11.000% due 08/01/21	979,070,000	7,076,114
11.200% due 07/01/22	601,810,000	4,405,449

		54,137,518

Tanzania - 2.0%

Tanzania Government 6.538% due 03/09/20 § ~	$23,820,000	22,567,068

Thailand - 1.4%

Thailand Government 1.250% due 03/12/28 ^ ~	THB 651,066,256	15,929,494

Ukraine - 0.0%

Ukraine Government 7.750% due 09/01/19 ~	$546	508

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
Venezuela - 2.4%

Venezuela Government 5.750% due 02/26/16 ~	$6,827,000	$6,144,300
7.650% due 04/21/25 ~	2,582,000	968,250
9.250% due 09/15/27 ~	28,581,000	11,861,115
11.950% due 08/05/31 ~	19,077,700	8,537,271

		27,510,936

Zambia - 1.8%

Zambia Government 5.375% due 09/20/22 ~	1,991,000	1,448,931
8.500% due 04/14/24 ~	15,759,000	12,574,106
8.970% due 07/30/27 ~	8,066,000	6,422,149

		20,445,186

Total Foreign Government Bonds & Notes (Cost $825,383,574)		751,780,029

PURCHASED OPTIONS - 3.3%
(See Note (h) in Notes to Schedule of Investments) (Cost $21,067,539)		37,638,445

SHORT-TERM INVESTMENTS - 24.0%

Foreign Government Issues - 3.4%

Iceland Rikisvixill (Iceland) 2.823% due 06/15/16	ISK 42,556,000	247,810
3.399% due 04/15/16	311,130,000	1,797,724
Lebanon Treasury Bills (Lebanon) 4.431% due 03/31/16	LBP 1,551,450,000	1,018,457
4.940% due 04/14/16	3,086,760,000	2,022,738
4.995% due 01/07/16	1,524,980,000	1,010,991
4.995% due 02/04/16	3,361,650,000	2,221,373
4.995% due 05/26/16	2,475,890,000	1,612,834
4.995% due 06/23/16	1,343,630,000	870,244
5.271% due 12/15/16	1,124,240,000	709,644
5.353% due 12/29/16	4,496,970,000	2,840,090
5.355% due 01/14/16	11,811,610,000	7,823,498
5.355% due 02/11/16	2,084,520,000	1,376,065
5.355% due 12/01/16	5,517,720,000	3,498,837
5.355% due 12/15/16	4,810,880,000	3,034,958
5.370% due 01/28/16	13,028,690,000	8,616,247

		38,701,510

U.S. Treasury Bills - 3.1%

0.001% due 01/07/16 ‡	$10,000,000	9,999,960
0.025% due 03/24/16 ‡	5,000,000	4,998,100
0.513% due 06/16/16 ‡	20,000,000	19,958,460

		34,956,520

Repurchase Agreement - 17.5%

Fixed Income Clearing Corp 0.030% due 01/04/16 (Dated 12/31/15, repurchase price of $198,379,258; collateralized by Federal Home Loan Bank: 0.500% due 09/28/16 and value $144,374,306; and U.S. Treasury Notes: 1.000% - 3.000% due 08/31/16 and value $57,973,375)	198,378,597	198,378,597

Total Short-Term Investments (Cost $271,913,111)		272,036,627

TOTAL INVESTMENTS - 99.8% (Cost $1,190,413,298)		1,129,565,659

OTHER ASSETS & LIABILITIES, NET - 0.2%		1,745,275

NET ASSETS - 100.0%		$1,131,310,934

Notes to Schedule of Investments

(a)	As of December 31, 2015, the fund’s composition as a percentage of net assets was as follows:

Foreign Government Bonds & Notes	66.5%
Short-Term Investments	24.0%
Purchased Options	3.3%
Corporate Bonds & Notes	3.2%
Others (each less than 3.0%)	2.8%

99.8%
Other Assets & Liabilities, Net	0.2%

100.0%

(b)	As of December 31, 2015, the fund’s composition by country of risk as a percentage of net assets was as follows:

United States (Includes Short-Term Investments)	21.3%
Serbia	7.6%
Lebanon (Includes Short-Term Investments)	7.0%
Sri Lanka	4.8%
Ecuador	4.7%
Macedonia	4.2%
Russia	4.1%
Kazakhstan	4.0%
Iceland (Includes Short-Term Investments)	3.8%
Dominican Republic	3.1%
Others (each less than 3.0%)	31.9%

96.5%
Purchased Options	3.3%
Other Assets & Liabilities, Net	0.2%

100.0%

(c)	Investments with a total aggregate value of $6,177,332 or 0.5% of the fund’s net assets were valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or to the Board of Trustees.

(d)	As of December 31, 2015, investments with a total aggregate value of $15,175,802 were fully or partially segregated with broker(s)/custodian as collateral for open futures contracts, forward foreign currency contracts, option contracts and swap agreements.

(e)	Pursuant to the terms of the following senior loan agreement, the fund had an unfunded loan commitment of $65,400 or less than 0.1% of the net assets as of December 31, 2015, which could be extended at the option of the borrower:

Borrower	Unfunded Loan Commitment	Value	Unrealized Appreciation (Depreciation)
Ethiopian Railways Corp +	$65,400	$65,545	$145

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

(f)	Open futures contracts outstanding as of December 31, 2015 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation (Depreciation)
Eris 10-Year Interest Rate Swap (03/16)	9	$6,324
Nikkei 225 Index (03/16)	4	(19,400)
SGX CNX Nifty Index (01/16)	719	36,136
TOPIX Index (03/16)	221	(362,220)

		(339,160)

Short Futures Outstanding
Euro-Bund (03/16)	290	69,138
Eurodollar (03/17)	526	(696,950)
Eurodollar (09/17)	411	(107,888)
S&P 500 E-Mini Index (03/16)	112	212,240
U.S. 2-Year Interest Rate Swap (03/16)	342	50,839
U.S. 5-Year Interest Rate Swap (03/16)	694	347,920
U.S. 10-Year Interest Rate Swap (03/16)	1,410	771,347
U.S. 30-Year Interest Rate Swap (03/16)	65	38,086
U.S. Treasury 10-Year Notes (03/16)	42	8,602

		693,334

Total Futures Contracts		$354,174

(g)	Forward foreign currency contracts outstanding as of December 31, 2015 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
CLP	16,515,536,000	USD	23,276,071	02/16	BNP	($86,197)
CNH	109,061,370	USD	16,646,337	06/16	SCB	(353,334)
CNH	166,107,951	USD	25,289,607	07/16	GSC	(567,824)
CNH	92,481,609	USD	14,077,420	07/16	SCB	(313,418)
CNY	63,458,000	USD	9,936,272	03/16	BNP	(322,880)
CNY	130,883,000	USD	20,494,532	03/16	JPM	(646,895)
CNY	198,679,000	USD	31,110,688	03/16	SCB	(992,486)
EUR	20,245,000	HUF	6,327,925,000	02/16	BNP	226,336
EUR	21,693,387	HUF	6,795,575,000	02/16	BOA	191,109
EUR	18,831,939	HUF	5,935,431,000	02/16	CIT	42,227
EUR	4,454,734	HUF	1,395,100,000	02/16	DUB	40,575
EUR	22,321,527	HUF	7,019,069,000	02/16	JPM	105,861
EUR	24,855,895	PLN	108,449,998	02/16	BNP	(596,962)
EUR	12,281,425	RSD	1,512,088,999	01/16	CIT	(128,423)
EUR	26,894,330	USD	29,619,146	01/16	SCB	(379,489)
EUR	31,641,988	USD	34,714,104	03/16	GSC	(276,996)
EUR	346,499	USD	367,888	03/16	GSC	9,201
EUR	9,550,385	USD	10,468,395	03/16	SCB	(72,974)
EUR	2,831,110	USD	3,078,719	03/16	SCB	2,893
INR	3,629,667,000	USD	53,947,635	02/16	SCB	619,530
JPY	2,157,767,000	USD	17,685,600	05/16	GSC	341,049
JPY	2,114,996,000	USD	17,339,017	05/16	SCB	330,310
MXN	297,183,000	USD	17,652,688	01/16	MSC	(426,768)
MXN	295,780,000	USD	17,536,017	02/16	SCB	(428,893)
NOK	75,974,000	USD	8,756,941	01/16	BNP	(175,880)
OMR	7,569,000	USD	19,575,338	04/16	BNP	10,812
OMR	1,626,000	USD	4,201,659	05/16	BNP	(5,952)
OMR	15,286,000	USD	39,481,365	06/16	BNP	(110,160)
PLN	108,449,998	EUR	25,216,825	02/16	BNP	204,441
PLN	3,406,273	USD	857,530	02/16	BNP	9,948
PLN	3,373,498	USD	848,808	02/16	MSC	10,323
RON	23,258,250	USD	5,652,796	01/16	CIT	(59,088)
RON	31,293,025	USD	7,493,096	01/16	CIT	33,010
RSD	1,458,805,999	EUR	11,400,545	01/16	CIT	611,167
RSD	53,283,000	EUR	420,545	01/16	DUB	17,822
SEK	158,954,000	EUR	17,282,681	02/16	BNP	51,179
SEK	280,775,000	EUR	29,972,273	02/16	GSC	694,765
SEK	124,537,000	EUR	13,301,300	02/16	MSC	300,354
SEK	198,126,000	EUR	21,428,641	03/16	GSC	188,414
TRY	33,094,000	USD	11,273,334	02/16	BNP	(42,424)
TRY	22,347,862	USD	7,491,489	03/16	BNP	28,824

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
TRY	3,210,000	ZAR	16,003,455	01/16	SCB	$64,430
USD	23,556,505	AUD	33,088,000	01/16	GSC	(545,576)
USD	12,738,955	AUD	17,476,000	01/16	GSC	9,024
USD	12,723,805	AUD	18,102,000	01/16	SCB	(462,119)
USD	10,057,534	AUD	14,098,029	02/16	SCB	(200,050)
USD	9,938,899	AUD	13,624,000	02/16	SCB	26,214
USD	7,349,546	AUD	10,109,000	03/16	DUB	8,153
USD	3,211,009	AUD	4,410,000	03/16	GSC	8,364
USD	26,198,701	CLP	18,611,557,000	02/16	BNP	65,752
USD	16,351,030	CNH	109,061,370	06/16	SCB	60,746
USD	24,803,302	CNH	166,107,951	07/16	GSC	81,520
USD	13,717,440	CNH	92,481,609	07/16	SCB	(46,562)
USD	5,467,401	CNH	36,227,000	11/16	BOA	113,706
USD	13,473,826	CNH	89,076,000	11/16	CIT	313,382
USD	6,699,637	CNH	44,298,000	11/16	DUB	159,906
USD	19,217,250	CNH	127,351,000	11/16	GSC	398,412
USD	16,104,503	CNH	106,487,000	11/16	SCB	383,787
USD	3,882,012	CNH	26,157,000	12/16	BNP	25,141
USD	5,964,608	CNH	40,279,000	12/16	SCB	26,196
USD	63,125,594	CNY	393,020,000	03/16	SCB	3,546,363
USD	30,163,695	EUR	26,894,330	01/16	SCB	924,038
USD	25,913,878	EUR	23,712,930	02/16	DUB	114,050
USD	84,689,165	EUR	79,639,012	03/16	GSC	(1,982,348)
USD	12,287,636	EUR	11,170,477	03/16	GSC	123,923
USD	26,979,733	EUR	24,706,150	03/16	JPM	70,671
USD	88,137,168	EUR	83,107,502	03/16	SCB	(2,323,837)
USD	29,447,605	EUR	26,770,185	03/16	SCB	297,118
USD	17,634,578	JPY	2,157,767,000	05/16	GSC	(392,071)
USD	17,294,922	JPY	2,114,996,000	05/16	SCB	(374,405)
USD	24,433,630	NOK	204,729,389	01/16	SCB	1,309,990
USD	4,265,308	NZD	6,625,000	01/16	MSC	(262,179)
USD	8,261,143	NZD	12,748,678	02/16	DUB	(439,301)
USD	4,079,154	NZD	6,348,531	02/16	SCB	(251,083)
USD	9,993,274	NZD	14,835,841	03/16	SCB	(111,378)
USD	19,578,376	OMR	7,569,000	04/16	BNP	(7,774)
USD	4,190,722	OMR	1,626,000	05/16	BNP	(4,985)
USD	39,453,120	OMR	15,286,000	06/16	BNP	81,915
USD	19,577,320	OMR	7,596,000	03/17	BNP	438,502
USD	15,643,312	OMR	6,140,000	05/17	BNP	228,194
USD	23,465,041	OMR	9,199,000	06/17	BNP	384,824
USD	62,390,943	OMR	24,481,000	08/17	BNP	1,251,252
USD	3,663,110	PEN	12,189,000	01/16	BNP	107,237
USD	3,663,110	PEN	12,189,000	01/16	SCB	107,237
USD	5,494,416	PEN	18,942,000	02/16	BNP	(5,558)
USD	3,662,953	PEN	12,215,947	02/16	BNP	104,046
USD	10,988,971	PEN	36,988,883	02/16	SCB	225,662
USD	5,494,452	PEN	19,313,000	08/16	SCB	32,818
USD	3,663,023	PEN	12,903,000	11/16	BNP	50,598
USD	4,578,566	PEN	16,128,000	11/16	SCB	63,244
USD	4,456,726	PEN	15,886,000	12/16	BNP	42,383
USD	1,707,278	PLN	6,779,771	02/16	BNP	(19,330)
USD	13,966,378	RON	54,551,275	01/16	CIT	846,563
USD	11,817,639	RON	48,948,659	02/16	DUB	44,847
USD	18,144,749	RUB	1,238,116,021	01/16	BNP	1,230,633
USD	24,201,122	RUB	1,683,067,004	01/16	CIT	1,252,380
USD	9,654,525	SGD	13,576,000	01/16	DUB	84,678
USD	38,429,800	SGD	53,672,000	01/16	GSC	597,454
USD	9,654,633	SGD	13,579,000	01/16	JPM	82,672
USD	11,034,193	SGD	15,764,000	01/16	MSC	(77,995)
USD	5,233,190	SGD	7,492,881	01/16	SCB	(51,095)
USD	5,495,641	THB	195,425,000	01/16	DUB	67,970
USD	5,539,945	THB	201,100,000	05/16	DUB	(33,521)
USD	772,162	THB	27,790,121	05/16	DUB	1,896
USD	1,047,932	THB	37,998,000	05/16	JPM	(5,179)
USD	3,937,229	THB	141,504,000	05/16	SCB	15,067
USD	388,656	TRY	1,058,000	01/16	BNP	26,821
USD	790,009	TRY	2,152,000	01/16	SCB	54,027
USD	6,997,997	TWD	227,120,000	01/16	DUB	116,485
USD	16,897,195	TWD	547,109,000	01/16	GSC	322,430

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
USD	13,825,405	TWD	450,480,000	01/16	JPM	$172,055
USD	6,952,097	TWD	227,271,000	02/16	BNP	67,351
USD	16,205,355	TWD	530,035,000	02/16	BOA	150,815
USD	5,655,807	TWD	184,187,000	02/16	CIT	74,246
USD	5,822,026	TWD	189,571,000	02/16	GSC	77,310
USD	8,365,251	TWD	273,711,000	02/16	JPM	75,531
USD	11,125,223	ZAR	164,401,000	03/16	CIT	618,549
USD	11,620,507	ZAR	170,223,000	03/16	SCB	729,592
ZAR	16,003,455	USD	1,171,427	01/16	SCB	(138,041)
ZMW	4,694,000	USD	583,468	01/16	BNP	(159,492)
ZMW	11,652,000	USD	1,461,982	01/16	CIT	(412,916)
ZMW	73,394,000	USD	8,876,114	01/16	SCB	(2,282,884)

Total Forward Foreign Currency Contracts						$5,451,598

(h)	Purchased options outstanding as of December 31, 2015 were as follows:

Foreign Currency Options

Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Cost	Value
Call - JPY versus USD	JPY 120.21	01/06/16	DUB	$20,110,000	$417,641	$58,319
Call - JPY versus USD	120.25	01/06/16	SCB	23,560,000	496,527	63,612
Call - JPY versus USD	120.27	01/06/16	GSC	23,570,000	497,327	61,282
Call - CNH versus USD	CNH 6.34	06/07/16	CIT	16,270,000	222,330	885,088
Call - CNH versus USD	6.34	06/07/16	SCB	20,137,000	272,655	1,095,453
Call - CNH versus USD	6.39	07/27/16	GSC	16,630,000	276,889	866,423
Call - CNH versus USD	6.39	07/27/16	SCB	17,320,000	289,244	900,640
Call - CNH versus USD	6.40	07/27/16	DUB	15,240,000	254,965	784,860
Call - EUR versus USD	$1.10	11/01/16	DUB	46,187,000	2,276,557	1,732,012
Call - EUR versus USD	1.18	11/01/16	DUB	47,105,000	2,549,259	3,702,453
Call - EUR versus USD	1.28	11/01/16	DUB	47,930,000	2,012,101	6,676,649
Call - CNH versus USD	CNH 6.47	06/15/17	SCB	35,984,000	806,710	2,410,804
Call - EUR versus USD	$1.19	10/29/19	GSC	46,187,000	3,694,375	3,999,794
Call - EUR versus USD	1.38	10/29/19	GSC	47,930,000	3,548,256	7,937,208

					17,614,836	31,174,597

Put - INR versus USD	INR 65.52	01/04/16	SCB	20,308,000	430,184	4,062
Put - INR versus USD	65.58	01/04/16	JPM	28,270,000	608,724	5,654

					1,038,908	9,716

					$18,653,744	$31,184,313

Interest Rate Swaptions

Description	Pay/Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Cost	Value
Put - 4-Year Interest Rate Swap	Receive	3-Month SAR-SAIBOR	2.840%	08/18/16	GSC	SAR 47,395,000	$151,644	$247,075
Put - 4-Year Interest Rate Swap	Receive	3-Month SAR-SAIBOR	2.875%	08/18/16	GSC	96,984,000	310,324	483,628

							$461,968	$730,703

Options on Indices

Description	Exercise Price	Expiration Date	Counter- party	Number of Contracts	Cost	Value
Call - Nikkei 225 (05/16)	16,000.00	05/13/16	GSC	225	$1,951,827	$5,723,429

Total Purchased Options					$21,067,539	$37,638,445

(i)	Transactions in written options for the year ended December 31, 2015 were as follows:

	Number of Contracts	Notional Amount in $	Premium
Outstanding, December 31, 2014	829	618,545,493	$23,843,218
Call Options Written	210	735,513,247	43,043,357
Put Options Written	-	37,627,889	485,413
Call Options Exercised	-	(682,351,288)	(26,479,109)
Call Options Expired	(144)	(299,801,452)	(8,192,501)
Put Options Expired	(670)	-	(1,797,108)

Outstanding, December 31, 2015	225	409,533,889	$30,903,270

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

(j)	Premiums received and value of written options outstanding as of December 31, 2015 were as follows:

Foreign Currency Options

Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Premium	Value
Call - JPY versus USD	JPY 120.21	01/06/16	DUB	$20,110,000	$490,483	($58,319)
Call - JPY versus USD	120.25	01/06/16	SCB	23,560,000	598,660	(63,612)
Call - JPY versus USD	120.27	01/06/16	GSC	23,570,000	589,250	(61,282)
Call - CNH versus USD	CNH 6.34	06/07/16	SCB	20,137,000	1,025,718	(1,095,453)
Call - CNH versus USD	6.39	07/27/16	GSC	16,630,000	774,958	(866,423)
Call - CNH versus USD	6.39	07/27/16	SCB	17,320,000	932,561	(900,640)
Call - CNH versus USD	6.40	07/27/16	GSC	15,240,000	754,380	(784,860)
Call - EUR versus USD	$1.10	11/01/16	CIT	46,187,000	1,596,146	(1,732,012)
Call - EUR versus USD	1.18	11/01/16	DUB	47,105,000	3,915,839	(3,702,453)
Call - EUR versus USD	1.28	11/01/16	DUB	47,930,000	4,522,336	(6,676,649)
Call - EUR versus USD	1.19	10/29/19	GSC	46,187,000	3,612,285	(3,999,794)
Call - EUR versus USD	1.38	10/29/19	GSC	47,930,000	7,203,689	(7,937,208)

					$26,016,305	($27,878,705)

Interest Rate Swaptions

Description	Pay/Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Put - 4-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	1.983%	08/18/16	GSC	$12,452,889	$159,397	($79,001)
Put - 4-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	2.010%	08/18/16	MSC	25,175,000	326,016	(150,194)

							$485,413	($229,195)

Options on Indices

Description	Exercise Price	Expiration Date	Counter- party	Number of Contracts	Premium	Value
Call - Nikkei 225 (05/16)	16,000.00	05/13/16	GSC	225	$4,401,552	($5,723,430)

Total Written Options					$30,903,270	($33,831,330)

(k)	Swap agreements outstanding as of December 31, 2015 were as follows:

Credit Default Swaps on Sovereign Issues – Buy Protection (1)

Referenced Obligation	Fixed Deal Pay Rate	Expiration Date	Counter- party	Implied Credit Spread at 12/31/15 (3)	Notional Amount (4)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Croatia Government	1.000%	12/20/17	BNP	2.037%	$2,000,000	$39,407	$139,006	($99,599)
China Government	1.000%	12/20/17	BOA	0.483%	22,644,000	(236,732)	(181,065)	(55,667)
Thailand Government	1.000%	12/20/17	BOA	0.610%	11,000,000	(87,358)	60,005	(147,363)
Croatia Government	1.000%	12/20/17	DUB	2.037%	4,040,000	79,602	285,508	(205,906)
Croatia Government	1.000%	12/20/17	GSC	2.037%	2,000,000	39,407	135,003	(95,596)
Lebanon Government	5.000%	12/20/17	JPM	3.006%	2,500,000	(98,944)	(82,869)	(16,075)
Croatia Government	1.000%	03/20/18	CIT	2.171%	23,998,000	598,946	2,087,266	(1,488,320)
Lebanon Government	1.000%	03/20/18	DUB	3.199%	16,402,000	763,386	2,340,450	(1,577,064)
Banque Centrale de Tunisie SA	1.000%	03/20/18	JPM	4.012%	4,625,000	293,689	499,985	(206,296)
Lebanon Government	5.000%	03/20/18	JPM	3.199%	2,326,000	(92,824)	(98,960)	6,136
Bulgaria Government	1.000%	06/20/18	BNP	1.224%	2,490,000	12,683	14,533	(1,850)
Croatia Government	1.000%	06/20/18	BNP	2.279%	5,040,000	152,444	410,400	(257,956)
Croatia Government	1.000%	06/20/18	CIT	2.279%	15,660,000	473,666	1,471,849	(998,183)
Lebanon Government	1.000%	06/20/18	GSC	3.355%	46,818,000	2,580,917	6,482,029	(3,901,112)
Croatia Government	1.000%	06/20/18	JPM	2.279%	3,072,000	92,918	298,772	(205,854)
Bulgaria Government	1.000%	09/20/18	BNP	1.266%	3,000,000	20,209	32,774	(12,565)
Bulgaria Government	1.000%	12/20/18	BNP	1.301%	3,000,000	25,024	32,623	(7,599)
Bulgaria Government	1.000%	12/20/18	GSC	1.301%	6,000,000	50,049	71,932	(21,883)
Qatar Government	1.000%	12/20/18	JPM	0.596%	2,699,000	(32,713)	(46,096)	13,383
Lebanon Government	5.000%	12/20/18	GSC	3.586%	7,382,000	(301,731)	(413,485)	111,754
Croatia Government	1.000%	03/20/19	GSC	2.533%	2,800,000	130,167	170,087	(39,920)
Qatar Government	1.000%	03/20/19	GSC	0.643%	2,940,000	(34,071)	(47,128)	13,057
Qatar Government	1.000%	03/20/19	JPM	0.643%	1,530,000	(17,731)	(25,927)	8,196
Qatar Government	1.000%	06/20/19	BNP	0.683%	1,729,000	(19,107)	(31,906)	12,799
Qatar Government	1.000%	06/20/19	BOA	0.683%	3,460,000	(38,236)	(85,561)	47,325
Qatar Government	1.000%	06/20/19	CIT	0.683%	6,490,000	(71,720)	(151,287)	79,567

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

Referenced Obligation	Fixed Deal Pay Rate	Expiration Date	Counter- party	Implied Credit Spread at 12/31/15 (3)	Notional Amount (4)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Qatar Government	1.000%	06/20/19	DUB	0.683%	$1,729,000	($19,107)	($30,183)	$11,076
Qatar Government	1.000%	06/20/19	JPM	0.683%	5,855,000	(64,702)	(121,661)	56,959
Poland Government	1.000%	09/20/19	BOA	0.558%	6,400,000	(104,864)	(109,685)	4,821
Poland Government	1.000%	09/20/19	CIT	0.558%	6,485,000	(106,256)	(111,719)	5,463
Croatia Government	1.000%	03/20/20	BNP	2.833%	17,790,000	1,262,275	1,420,553	(158,278)
Croatia Government	1.000%	03/20/20	CIT	2.833%	14,180,000	1,006,130	1,046,563	(40,433)
Croatia Government	1.000%	03/20/20	GSC	2.833%	20,690,000	1,468,042	1,593,020	(124,978)
Croatia Government	1.000%	06/20/20	CIT	2.910%	3,782,000	294,097	291,497	2,600
Croatia Government	1.000%	06/20/20	GSC	2.910%	5,500,000	427,692	426,094	1,598
Mexico Government	1.000%	12/20/22	BNP	1.996%	20,000,000	1,230,622	849,562	381,060
Spain Government	1.000%	12/20/22	BOA	1.024%	20,000,000	24,131	4,238,614	(4,214,483)
Spain Government	1.000%	12/20/22	DUB	1.024%	12,060,000	14,551	2,569,288	(2,554,737)
Qatar Government	1.000%	12/20/22	GSC	1.108%	13,960,000	92,362	(117,024)	209,386
South Africa Government	1.000%	12/20/22	JPM	3.559%	16,750,000	2,477,831	1,623,160	854,671
South Africa Government	1.000%	03/20/23	BNP	3.583%	50,000,000	7,664,508	4,657,747	3,006,761
Qatar Government	1.000%	12/20/23	GSC	1.197%	18,011,000	249,440	36,676	212,764
Qatar Government	1.000%	09/20/24	GSC	1.250%	2,390,000	45,525	(2,072)	47,597
South Africa Government	1.000%	12/20/25	BNP	3.772%	23,341,000	4,804,896	4,299,914	504,982

						25,088,520	35,928,282	(10,839,762)

			Exchange
South Africa Government	1.000%	06/20/23	ICE	3.678%	9,640,000	1,535,290	877,391	657,899

						$26,623,810	$36,805,673	($10,181,863)

Credit Default Swaps on Sovereign Issues - Sell Protection (2)

Referenced Obligation	Fixed Deal Receive Rate	Expiration Date	Counter- party	Implied Credit Spread at 12/31/15 (3)	Notional Amount (4)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Nigeria Government	3.500%	06/20/16	CIT	2.602%	$4,170,000	$21,620	$-	$21,620
Nigeria Government	1.000%	09/20/16	CIT	2.683%	1,000,000	(11,749)	(27,585)	15,836
Croatia Government	1.000%	03/20/17	CIT	1.754%	2,270,000	(20,008)	(33,829)	13,821
Turkey Government	1.000%	09/20/18	MSC	2.118%	78,581,775	(2,287,114)	(1,620,707)	(666,407)
Slovenia Government	1.000%	12/20/19	GSC	0.893%	4,727,000	20,973	(59,256)	80,229
Colombia Government	1.000%	03/20/20	BNP	2.187%	3,100,000	(144,251)	(100,825)	(43,426)
Slovenia Government	1.000%	03/20/20	BOA	0.893%	21,273,000	94,975	(365,002)	459,977
Colombia Government	1.000%	03/20/20	GSC	2.187%	2,945,000	(137,039)	(98,539)	(38,500)
Colombia Government	1.000%	03/20/20	JPM	2.187%	3,100,000	(144,251)	(103,594)	(40,657)
Indonesia Government	1.000%	12/20/20	CIT	2.308%	12,862,000	(758,272)	(651,567)	(106,705)
Saudi Arabia Government	1.000%	12/20/20	CIT	1.552%	21,838,340	(546,957)	(521,624)	(25,333)
Indonesia Government	1.000%	12/20/20	DUB	2.308%	2,830,000	(166,841)	(155,142)	(11,699)
Saudi Arabia Government	1.000%	12/20/20	DUB	1.552%	1,900,000	(47,587)	(45,196)	(2,391)
Indonesia Government	1.000%	12/20/20	GSC	2.308%	2,678,000	(157,880)	(139,400)	(18,480)
Turkey Government	1.000%	06/20/22	BNP	2.873%	10,000,000	(1,048,572)	(665,505)	(383,067)
Turkey Government	1.000%	09/20/22	BNP	2.901%	10,543,000	(1,156,274)	(708,722)	(447,552)

						($6,489,227)	($5,296,493)	($1,192,734)

						$20,134,583	$31,509,180	($11,374,597)

(1)	If the fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	If the fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(3)	An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in the absolute terms, utilized in determining the value of credit default swap agreements on sovereign issues of an emerging country and as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(4)	The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

Cross Currency Swaps – Pay Floating Rate

Notional Amount on Fixed Rate (Currency Delivered)	Notional Amount on Floating Rate (Currency Received)	Floating Rate Index	Counter- party	Fixed Rate	Expiration Date	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
TRY 41,499,000	$19,483,098	3-Month USD-LIBOR	JPM	10.757%	04/08/16	($4,166,166)	$-	($4,166,166)

Interest Rate Swaps – Pay Floating Rate

Floating Rate Index	Counter- party	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
7-Day CNY-CNRR07	DUB	2.450%	06/18/17	CNY 151,427,000	$41,623	$-	$41,623
7-Day CNY-CNRR07	GSC	2.450%	06/18/17	151,427,000	41,623	-	41,623
7-Day CNY-CNRR07	BNP	2.450%	06/24/17	74,598,000	20,726	-	20,726
7-Day CNY-CNRR07	SCB	2.463%	06/24/17	159,397,000	48,675	-	48,675
7-Day CNY-CNRR07	DUB	2.453%	06/25/17	179,590,000	51,249	-	51,249
7-Day CNY-CNRR07	GSC	2.490%	06/25/17	156,437,000	57,391	-	57,391
7-Day CNY-CNRR07	JPM	2.490%	06/25/17	156,437,000	57,391	-	57,391
7-Day CNY-CNRR07	SCB	2.501%	06/25/17	187,725,000	73,417	-	73,417
7-Day CNY-CNRR07	SCB	2.445%	07/16/17	146,412,000	43,758	-	43,758
7-Day CNY-CNRR07	GSC	2.450%	07/16/17	151,901,000	47,358	-	47,358
7-Day CNY-CNRR07	DUB	2.457%	07/16/17	116,485,000	38,275	-	38,275
7-Day CNY-CNRR07	GSC	2.450%	08/20/17	78,941,000	24,700	-	24,700
7-Day CNY-CNRR07	SCB	2.450%	08/21/17	50,522,000	15,796	-	15,796
7-Day CNY-CNRR07	DUB	2.453%	08/21/17	55,259,000	17,631	-	17,631
7-Day CNY-CNRR07	DUB	2.455%	08/21/17	105,781,000	34,427	-	34,427
7-Day CNY-CNRR07	DUB	2.460%	08/21/17	139,040,000	47,029	-	47,029
1-Day BRL-CETIP	DUB	12.960%	01/02/18	BRL 64,453,233	(1,159,336)	-	(1,159,336)
1-Day BRL-CETIP	DUB	13.000%	01/02/18	151,952,163	(2,695,572)	-	(2,695,572)
1-Day BRL-CETIP	GSC	13.185%	01/02/18	184,953,433	(3,089,128)	-	(3,089,128)
1-Day BRL-CETIP	GSC	13.262%	01/02/18	255,768,432	(4,269,970)	-	(4,269,970)
1-Day BRL-CETIP	GSC	13.274%	01/02/18	91,997,139	(1,527,930)	-	(1,527,930)
3-Month RUB-MOSPRIME	CSF	11.560%	10/16/18	RUB 1,163,413,000	190,217	-	190,217
3-Month RUB-MOSPRIME	CSF	11.400%	10/19/18	387,804,000	42,986	-	42,986
3-Month RUB-MOSPRIME	CSF	11.300%	10/20/18	581,706,000	44,663	-	44,663
3-Month RUB-MOSPRIME	CSF	11.250%	10/21/18	380,200,000	22,995	-	22,995
3-Month RUB-MOSPRIME	GSC	11.080%	10/27/18	260,400,000	1,826	-	1,826
3-Month RUB-MOSPRIME	GSC	11.050%	10/28/18	781,113,000	(1,591)	-	(1,591)
3-Month RUB-MOSPRIME	GSC	10.920%	10/29/18	260,371,000	(11,726)	-	(11,726)
6-Month INR-MIBOR	BNP	6.560%	10/12/20	INR 2,111,119,000	(382,973)	-	(382,973)
6-Month INR-MIBOR	SCB	6.560%	10/12/20	2,073,816,000	(376,206)	-	(376,206)
3-Month NZD Bank Bills	CSF	3.640%	10/03/22	NZD 25,000,000	190,990	-	190,990
3-Month NZD Bank Bills	DUB	3.650%	10/03/22	16,367,000	132,064	-	132,064

					(12,227,622)	-	(12,227,622)

	Exchange
3-Month USD-LIBOR	LCH	1.795%	06/29/20	$4,100,000	67,763	-	67,763
3-Month USD-LIBOR	LCH	1.800%	06/29/20	7,770,000	52,855	-	52,855
3-Month USD-LIBOR	LCH	1.744%	07/31/20	17,530,000	188,631	-	188,631
3-Month USD-LIBOR	LCH	1.750%	07/31/20	4,127,000	42,217	-	42,217
3-Month USD-LIBOR	LCH	1.784%	07/31/20	5,240,000	64,153	-	64,153
3-Month USD-LIBOR	LCH	1.739%	08/12/20	10,407,000	102,115	-	102,115
3-Month USD-LIBOR	LCH	1.621%	08/14/20	11,070,000	45,273	-	45,273
3-Month USD-LIBOR	LCH	1.680%	08/17/20	10,999,000	73,828	-	73,828
3-Month USD-LIBOR	LCH	1.689%	08/17/20	11,737,000	84,696	-	84,696
3-Month USD-LIBOR	LCH	1.698%	08/19/20	16,954,000	127,337	-	127,337
3-Month USD-LIBOR	LCH	1.566%	09/17/20	19,927,000	(13,456)	-	(13,456)
3-Month USD-LIBOR	LCH	1.649%	09/18/20	14,457,000	47,345	-	47,345
3-Month USD-LIBOR	LCH	1.650%	09/18/20	5,861,000	19,550	-	19,550
3-Month USD-LIBOR	LCH	1.541%	09/23/20	780,000	(1,821)	-	(1,821)
3-Month USD-LIBOR	LCH	1.545%	09/23/20	780,000	(1,679)	-	(1,679)
3-Month USD-LIBOR	LCH	1.424%	10/28/20	5,660,000	(59,583)	-	(59,583)
3-Month USD-LIBOR	LCH	1.426%	10/28/20	5,660,000	(58,896)	-	(58,896)
3-Month USD-LIBOR	LCH	1.383%	10/29/20	5,840,000	(73,210)	-	(73,210)
3-Month USD-LIBOR	LCH	1.523%	11/04/20	9,600,000	(58,581)	-	(58,581)
3-Month USD-LIBOR	LCH	1.531%	11/05/20	11,670,000	(66,753)	-	(66,753)
3-Month USD-LIBOR	LCH	1.533%	11/05/20	5,835,000	(33,023)	-	(33,023)
3-Month USD-LIBOR	LCH	1.540%	11/05/20	5,835,000	(30,899)	-	(30,899)
3-Month USD-LIBOR	LCH	1.555%	11/09/20	5,647,000	(26,931)	-	(26,931)
3-Month USD-LIBOR	LCH	1.668%	11/12/20	7,717,000	3,891	-	3,891

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

Floating Rate Index	Exchange	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	LCH	2.100%	07/27/22	$7,045,000	$148,140	($3,588)	$151,728
3-Month USD-LIBOR	LCH	2.058%	07/30/22	7,351,000	131,768	-	131,768
3-Month NZD Bank Bills	LCH	4.900%	04/30/24	NZD 41,286,000	2,617,362	-	2,617,362
3-Month NZD Bank Bills	LCH	4.052%	06/16/25	12,865,000	226,181	-	226,181
3-Month NZD Bank Bills	LCH	4.053%	06/16/25	7,820,000	137,743	-	137,743
3-Month NZD Bank Bills	LCH	3.923%	06/25/25	21,034,000	214,713	-	214,713
3-Month NZD Bank Bills	LCH	3.805%	07/20/25	11,994,000	132,749	-	132,749
28-Day MXN-TIIE	CME	6.255%	09/29/25	MXN 143,537,000	(56,918)	-	(56,918)
28-Day MXN-TIIE	CME	6.290%	10/01/25	143,537,000	(35,379)	-	(35,379)
28-Day MXN-TIIE	CME	6.235%	10/02/25	237,926,000	(120,821)	-	(120,821)

					3,890,360	(3,588)	3,893,948

					($8,337,262)	($3,588)	($8,333,674)

Interest Rate Swaps - Receive Floating Rate

Floating Rate Index	Counter- party	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
3-Month SAR-SAIBOR	DUB	2.150%	06/28/20	SAR 29,100,000	$178,187	$-	$178,187
3-Month SAR-SAIBOR	GSC	2.170%	06/29/20	15,350,000	90,727	-	90,727
3-Month SAR-SAIBOR	DUB	2.130%	08/02/20	29,340,000	224,187	-	224,187
3-Month SAR-SAIBOR	DUB	2.190%	08/02/20	19,558,000	135,566	-	135,566
3-Month SAR-SAIBOR	DUB	2.310%	08/02/20	15,552,000	81,971	-	81,971
3-Month SAR-SAIBOR	GSC	2.160%	08/03/20	39,120,000	288,584	-	288,584
3-Month SAR-SAIBOR	GSC	2.350%	08/12/20	38,879,000	199,953	-	199,953
3-Month SAR-SAIBOR	GSC	2.328%	08/17/20	41,944,000	232,486	-	232,486
3-Month SAR-SAIBOR	GSC	2.395%	08/17/20	43,204,000	202,668	-	202,668
3-Month SAR-SAIBOR	GSC	2.400%	08/17/20	40,793,000	188,784	-	188,784
3-Month SAR-SAIBOR	GSC	2.458%	08/19/20	37,907,000	149,272	-	149,272
3-Month SAR-SAIBOR	GSC	2.260%	09/17/20	75,022,000	528,090	-	528,090
3-Month SAR-SAIBOR	GSC	2.338%	09/21/20	75,021,000	469,548	-	469,548
3-Month SAR-SAIBOR	GSC	2.228%	09/28/20	27,232,000	213,248	-	213,248
3-Month SAR-SAIBOR	DUB	2.300%	10/28/20	37,700,000	308,033	-	308,033
3-Month SAR-SAIBOR	GSC	2.350%	10/29/20	22,000,000	166,346	-	166,346
3-Month SAR-SAIBOR	GSC	2.540%	11/04/20	37,650,000	200,800	-	200,800
3-Month SAR-SAIBOR	DUB	2.540%	11/05/20	22,590,000	120,323	-	120,323
3-Month SAR-SAIBOR	GSC	2.560%	11/05/20	45,180,000	229,323	-	229,323
3-Month SAR-SAIBOR	GSC	2.580%	11/05/20	22,590,000	109,000	-	109,000
3-Month SAR-SAIBOR	DUB	2.615%	11/09/20	22,590,000	100,994	-	100,994
3-Month SAR-SAIBOR	DUB	2.705%	11/12/20	28,200,000	95,855	-	95,855
3-Month SAR-SAIBOR	GSC	2.640%	07/27/22	28,211,000	269,148	-	269,148
3-Month SAR-SAIBOR	GSC	2.613%	07/30/22	28,073,000	285,765	-	285,765

					5,068,858	-	5,068,858

	Exchange
6-Month EUR-LIBOR	LCH	0.250%	03/16/18	EUR 4,362,000	(26,344)	(28,441)	2,097
3-Month USD-LIBOR	LCH	1.500%	03/16/18	$8,510,000	(35,225)	(57,979)	22,754
6-Month EUR-LIBOR	LCH	0.500%	03/16/21	EUR 83,878,100	(580,901)	(1,070,805)	489,904
6-Month JPY-LIBOR	LCH	0.799%	05/02/24	JPY 6,873,157,000	(2,296,160)	-	(2,296,160)
6-Month JPY-LIBOR	LCH	0.635%	05/14/25	1,038,871,000	(206,607)	-	(206,607)
6-Month JPY-LIBOR	LCH	0.430%	12/30/25	871,000,000	(6,358)	-	(6,358)
3-Month USD-LIBOR	LCH	2.500%	03/16/26	$10,350,000	(257,401)	(310,210)	52,809
3-Month USD-LIBOR	LCH	2.750%	03/16/46	4,521,202	(111,208)	(154,810)	43,602

					(3,520,204)	(1,622,245)	(1,897,959)

					$1,548,654	($1,622,245)	$3,170,899

					($6,788,608)	($1,625,833)	($5,162,775)

Total Swap Agreements					$9,179,809	$29,883,347	($20,703,538)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

(l)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2015:

		Total Value at December 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks (1)	$11,716,247	$-	$11,716,247	$-
	Closed-End Mutual Fund (1)	5,586,006	-	5,586,006	-
	Corporate Bonds & Notes	37,041,754	-	37,041,754	-
	Senior Loan Notes	6,177,187	-	6,177,187	-
	Mortgage-Backed Securities (2)	7,589,364	-	7,589,364	-
	Foreign Government Bonds & Notes	751,780,029	-	732,952,475	18,827,554
	Short-Term Investments	272,036,627	-	272,036,627	-
	Unfunded Loan Commitment	145	-	145	-
	Derivatives:
	Credit Contracts
	Swaps	28,087,474	-	28,087,474	-
	Equity Contracts
	Futures	248,376	248,376	-	-
	Purchased Options	5,723,429	-	5,723,429	-

	Total Equity Contracts	5,971,805	248,376	5,723,429	-

	Foreign Currency Contracts
	Forward Foreign Currency Contracts	22,028,320	-	22,028,320	-
	Purchased Options	31,184,313	-	31,184,313	-

	Total Foreign Currency Contracts	53,212,633	-	53,212,633	-

	Interest Rate Contracts
	Futures	1,292,256	1,292,256	-	-
	Purchased Options	730,703	-	730,703	-
	Swaps	10,883,978	-	10,883,978	-

	Total Interest Rate Contracts	12,906,937	1,292,256	11,614,681	-

	Total Assets - Derivatives	100,178,849	1,540,632	98,638,217	-

	Total Assets	1,192,106,208	1,540,632	1,171,738,022	18,827,554

Liabilities	Derivatives:
	Credit Contracts
	Swaps	(7,952,891)	-	(7,952,891)	-
	Equity Contracts
	Futures	(381,620)	(381,620)	-	-
	Written Options	(5,723,430)	-	(5,723,430)	-

	Total Equity Contracts	(6,105,050)	(381,620)	(5,723,430)	-

	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(16,576,722)	-	(16,576,722)	-
	Written Options	(27,878,705)	-	(27,878,705)	-
	Swaps	(4,166,166)	-	(4,166,166)	-

	Total Foreign Currency Contracts	(48,621,593)	-	(48,621,593)	-

	Interest Rate Contracts
	Futures	(804,838)	(804,838)	-	-
	Written Options	(229,195)	-	(229,195)	-
	Swaps	(17,672,586)	-	(17,672,586)	-

	Total Interest Rate Contracts	(18,706,619)	(804,838)	(17,901,781)	-

	Total Liabilities - Derivatives	(81,386,153)	(1,186,458)	(80,199,695)	-

	Total Liabilities	(81,386,153)	(1,186,458)	(80,199,695)	-

	Total	$1,110,720,055	$354,174	$1,091,538,327	$18,827,554

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) for the year ended December 31, 2015:

Foreign Government Bonds & Notes
Value, Beginning of Year	$12,298,232
Purchases	19,277,537
Sales (Includes Paydowns)	(11,781,058)
Accrued Discounts (Premiums)	(117,929)
Net Realized Gains (Loss)	(621,222)
Change in Net Unrealized Appreciation (Depreciation)	(228,006)
Transfers In	-
Transfers Out	-

Value, End of Year	$18,827,554

Change in Net Unrealized Appreciation (Depreciation) on Level 3 Investments Held at the End of Year, if Applicable	($328,323)

The significant unobservable inputs were provided by a single broker quote.

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further geographical region breakout.
(2)	For mortgage-backed investments categorized in a single level, refer to the schedule of investments for further geographical region breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

PACIFIC DYNAMIX - CONSERVATIVE GROWTH PORTFOLIO

Schedule of Investments

December 31, 2015

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

PD 1-3 Year Corporate Bond Portfolio ‘P’ *	4,110,554	$41,405,864
PD Aggregate Bond Index Portfolio ‘P’ *	17,849,371	206,695,202
PD High Yield Bond Market Portfolio ‘P’ *	2,215,766	27,031,962
PD Large-Cap Growth Index Portfolio ‘P’ *	2,059,445	51,814,775
PD Large-Cap Value Index Portfolio ‘P’ *	2,751,777	60,271,920
PD Small-Cap Growth Index Portfolio ‘P’ *	411,189	8,910,414
PD Small-Cap Value Index Portfolio ‘P’ *	748,742	13,543,761
PD Emerging Markets Portfolio ‘P’ *	736,568	8,983,128
PD International Large-Cap Portfolio ‘P’ *	2,702,324	40,378,459

Total Affiliated Mutual Funds (Cost $415,784,876)		459,035,485

TOTAL INVESTMENTS - 100.0% (Cost $415,784,876)		459,035,485

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(105,961)

NET ASSETS - 100.0%		$458,929,524

Notes to Schedule of Investments

(a)	As of December 31, 2015, the fund’s composition as a percentage of net assets was as follows:

Affiliated Fixed Income Funds	59.9%
Affiliated Equity Funds	40.1%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

PACIFIC SELECT FUND

PACIFIC DYNAMIX - MODERATE GROWTH PORTFOLIO

Schedule of Investments

December 31, 2015

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

PD 1-3 Year Corporate Bond Portfolio ‘P’ *	10,715,630	$107,939,205
PD Aggregate Bond Index Portfolio ‘P’ *	45,193,013	523,333,783
PD High Yield Bond Market Portfolio ‘P’ *	7,341,788	89,568,545
PD Large-Cap Growth Index Portfolio ‘P’ *	10,832,204	272,533,714
PD Large-Cap Value Index Portfolio ‘P’ *	14,647,774	320,828,796
PD Small-Cap Growth Index Portfolio ‘P’ *	3,247,784	70,379,092
PD Small-Cap Value Index Portfolio ‘P’ *	4,850,492	87,739,093
PD Emerging Markets Portfolio ‘P’ *	5,880,786	71,721,633
PD International Large-Cap Portfolio ‘P’ *	16,717,832	249,799,940

Total Affiliated Mutual Funds (Cost $1,610,515,104)		1,793,843,801

TOTAL INVESTMENTS - 100.0% (Cost $1,610,515,104)		1,793,843,801

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(401,512)

NET ASSETS - 100.0%		$1,793,442,289

Notes to Schedule of Investments

(a)	As of December 31, 2015, the fund’s composition as a percentage of net assets was as follows:

Affiliated Equity Funds	59.8%
Affiliated Fixed Income Funds	40.2%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	The funds’ investments are affiliated mutual funds (See Note 7C in Notes to Financial Statements).

(c)	Fair Value Measurements

The following is a summary of the funds’ investments as categorized under the three-tier hierarchy of inputs used in valuing the funds’ assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2015:

		Total Value at December 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Pacific Dynamix - Conservative Growth Portfolio
Assets	Affiliated Mutual Funds	$459,035,485	$459,035,485	$-	$-

Pacific Dynamix - Moderate Growth Portfolio
Assets	Affiliated Mutual Funds	$1,793,843,801	$1,793,843,801	$-	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

PACIFIC DYNAMIX - GROWTH PORTFOLIO

Schedule of Investments

December 31, 2015

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

PD 1-3 Year Corporate Bond Portfolio ‘P’ *	1,724,156	$17,367,534
PD Aggregate Bond Index Portfolio ‘P’ *	7,502,384	86,877,387
PD High Yield Bond Market Portfolio ‘P’ *	1,271,313	15,509,799
PD Large-Cap Growth Index Portfolio ‘P’ *	4,369,031	109,922,987
PD Large-Cap Value Index Portfolio ‘P’ *	5,721,681	125,321,430
PD Small-Cap Growth Index Portfolio ‘P’ *	1,556,561	33,730,502
PD Small-Cap Value Index Portfolio ‘P’ *	2,470,527	44,688,630
PD Emerging Markets Portfolio ‘P’ *	2,759,436	33,653,876
PD International Large-Cap Portfolio ‘P’ *	7,200,905	107,596,822

Total Affiliated Mutual Funds (Cost $498,384,989)		574,668,967

TOTAL INVESTMENTS - 100.0% (Cost $498,384,989)		574,668,967

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(137,185)

NET ASSETS - 100.0%		$574,531,782

Notes to Schedule of Investments

(a)	As of December 31, 2015, the fund’s composition as a percentage of net assets was as follows:

Affiliated Equity Funds	79.2%
Affiliated Fixed Income Funds	20.8%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

PACIFIC SELECT FUND

PORTFOLIO OPTIMIZATION CONSERVATIVE PORTFOLIO

Schedule of Investments

December 31, 2015

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

Core Income Portfolio ‘P’ *	5,582,398	$53,979,167
Diversified Bond Portfolio ‘P’ *	33,449,509	395,389,457
Floating Rate Income Portfolio ‘P’ *	5,612,441	58,442,308
Floating Rate Loan Portfolio ‘P’ *	9,831,538	79,068,785
High Yield Bond Portfolio ‘P’ *	14,861,684	104,612,539
Inflation Managed Portfolio ‘P’ *	4,923,570	53,760,197
Inflation Strategy Portfolio ‘P’ *	4,370,449	43,162,695
Managed Bond Portfolio ‘P’ *	20,093,536	261,202,188
Short Duration Bond Portfolio ‘P’ *	19,739,484	194,830,563
Emerging Markets Debt Portfolio ‘P’ *	11,163,372	104,585,791
Comstock Portfolio ‘P’ *	4,719,263	61,320,859
Dividend Growth Portfolio ‘P’ *	886,074	14,594,833
Equity Index Portfolio ‘P’ *	218,284	10,394,894
Growth Portfolio ‘P’ *	743,451	16,747,998
Large-Cap Growth Portfolio ‘P’ *	2,620,990	25,065,095
Large-Cap Value Portfolio ‘P’ *	4,435,686	83,219,986
Main Street Core Portfolio ‘P’ *	574,222	18,775,814
Mid-Cap Equity Portfolio ‘P’ *	357,819	6,283,973
Mid-Cap Growth Portfolio ‘P’ *	590,473	6,264,955
Mid-Cap Value Portfolio ‘P’ *	1,511,780	30,830,576
Value Advantage Portfolio ‘P’ *	1,465,863	18,726,433
International Large-Cap Portfolio ‘P’ *	9,100,432	73,269,395
International Value Portfolio ‘P’ *	2,754,295	31,542,746
Absolute Return Portfolio ‘P’ *	14,244,966	137,381,758
Currency Strategies Portfolio ‘P’ *	5,930,286	64,272,966
Equity Long/Short Portfolio ‘P’ *	5,596,960	64,821,486
Global Absolute Return Portfolio ‘P’ *	9,945,459	107,632,519

Total Affiliated Mutual Funds (Cost $2,003,859,670)		2,120,179,976

TOTAL INVESTMENTS - 100.0% (Cost $2,003,859,670)		2,120,179,976

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(398,212)

NET ASSETS - 100.0%		$2,119,781,764

Notes to Schedule of Investments

(a)	As of December 31, 2015, the fund’s composition as a percentage of net assets was as follows:

Affiliated Fixed Income Funds	75.2%
Affiliated Equity Funds	24.8%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	The funds’ investments are affiliated mutual funds (See Note 7C in Notes to Financial Statements).

(c)	Fair Value Measurements

The following is a summary of the funds’ investments as categorized under the three-tier hierarchy of inputs used in valuing the funds’ assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2015:

		Total Value at December 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Pacific Dynamix - Growth Portfolio
Assets	Affiliated Mutual Funds	$574,668,967	$574,668,967	$-	$-

Portfolio Optimization Conservative Portfolio
Assets	Affiliated Mutual Funds	$2,120,179,976	$2,120,179,976	$-	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

PORTFOLIO OPTIMIZATION MODERATE-CONSERVATIVE PORTFOLIO

Schedule of Investments

December 31, 2015

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

Core Income Portfolio ‘P’ *	5,830,931	$56,382,357
Diversified Bond Portfolio ‘P’ *	45,436,215	537,078,143
Floating Rate Income Portfolio ‘P’ *	7,219,949	75,181,275
Floating Rate Loan Portfolio ‘P’ *	13,893,270	111,734,706
High Yield Bond Portfolio ‘P’ *	23,230,036	163,518,011
Inflation Managed Portfolio ‘P’ *	5,142,561	56,151,347
Inflation Strategy Portfolio ‘P’ *	3,789,228	37,422,542
Managed Bond Portfolio ‘P’ *	27,562,672	358,295,823
Short Duration Bond Portfolio ‘P’ *	19,116,047	188,677,179
Emerging Markets Debt Portfolio ‘P’ *	11,694,531	109,562,035
Comstock Portfolio ‘P’ *	8,317,089	108,070,053
Dividend Growth Portfolio ‘P’ *	2,216,893	36,515,209
Equity Index Portfolio ‘P’ *	1,152,902	54,902,293
Growth Portfolio ‘P’ *	2,625,683	59,149,749
Large-Cap Growth Portfolio ‘P’ *	9,714,190	92,898,902
Large-Cap Value Portfolio ‘P’ *	8,773,446	164,602,728
Main Street Core Portfolio ‘P’ *	2,584,657	84,512,656
Mid-Cap Equity Portfolio ‘P’ *	2,068,573	36,328,055
Mid-Cap Growth Portfolio ‘P’ *	3,469,223	36,808,688
Mid-Cap Value Portfolio ‘P’ *	4,360,288	88,921,799
Small-Cap Equity Portfolio ‘P’ *	2,581,708	49,530,747
Small-Cap Growth Portfolio ‘P’ *	2,430,002	34,035,564
Small-Cap Index Portfolio ‘P’ *	2,518,490	43,218,460
Small-Cap Value Portfolio ‘P’ *	938,713	17,273,733
Value Advantage Portfolio ‘P’ *	7,156,829	91,428,655
Emerging Markets Portfolio ‘P’ *	5,456,995	72,983,605
International Large-Cap Portfolio ‘P’ *	16,007,472	128,879,359
International Small-Cap Portfolio ‘P’ *	9,770,898	112,946,621
International Value Portfolio ‘P’ *	4,781,731	54,761,367
Absolute Return Portfolio ‘P’ *	22,506,565	217,058,530
Currency Strategies Portfolio ‘P’ *	10,430,862	113,050,607
Equity Long/Short Portfolio ‘P’ *	9,345,313	108,233,239
Global Absolute Return Portfolio ‘P’ *	18,917,256	204,727,801

Total Affiliated Mutual Funds (Cost $3,378,378,694)		3,704,841,838

TOTAL INVESTMENTS - 100.0% (Cost $3,378,378,694)		3,704,841,838

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(686,119)

NET ASSETS - 100.0%		$3,704,155,719

Notes to Schedule of Investments

(a)	As of December 31, 2015, the fund’s composition as a percentage of net assets was as follows:

Affiliated Fixed Income Funds	57.1%
Affiliated Equity Funds	42.9%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

PACIFIC SELECT FUND

PORTFOLIO OPTIMIZATION MODERATE PORTFOLIO

Schedule of Investments

December 31, 2015

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

Core Income Portfolio ‘P’ *	16,865,123	$163,077,812
Diversified Bond Portfolio ‘P’ *	122,087,984	1,443,139,300
Floating Rate Income Portfolio ‘P’ *	17,513,449	182,367,421
Floating Rate Loan Portfolio ‘P’ *	32,817,142	263,927,339
High Yield Bond Portfolio ‘P’ *	55,414,628	390,067,837
Inflation Managed Portfolio ‘P’ *	15,433,653	168,519,218
Inflation Strategy Portfolio ‘P’ *	13,116,321	129,537,221
Managed Bond Portfolio ‘P’ *	72,501,237	942,466,346
Short Duration Bond Portfolio ‘P’ *	33,162,103	327,313,069
Emerging Markets Debt Portfolio ‘P’ *	47,697,633	446,862,720
Comstock Portfolio ‘P’ *	29,057,245	377,562,166
Dividend Growth Portfolio ‘P’ *	8,553,180	140,882,384
Equity Index Portfolio ‘P’ *	4,035,642	192,181,092
Growth Portfolio ‘P’ *	10,358,903	233,358,930
Large-Cap Growth Portfolio ‘P’ *	37,973,029	363,144,320
Large-Cap Value Portfolio ‘P’ *	31,287,320	586,996,082
Long/Short Large-Cap Portfolio ‘P’ *	30,651,210	438,434,359
Main Street Core Portfolio ‘P’ *	9,825,436	321,270,298
Mid-Cap Equity Portfolio ‘P’ *	10,885,884	191,176,704
Mid-Cap Growth Portfolio ‘P’ *	11,981,955	127,129,360
Mid-Cap Value Portfolio ‘P’ *	15,380,296	313,659,027
Small-Cap Equity Portfolio ‘P’ *	10,423,088	199,969,648
Small-Cap Growth Portfolio ‘P’ *	12,218,381	171,135,485
Small-Cap Index Portfolio ‘P’ *	8,555,220	146,811,552
Small-Cap Value Portfolio ‘P’ *	3,333,323	61,338,196
Value Advantage Portfolio ‘P’ *	29,910,554	382,108,012
Emerging Markets Portfolio ‘P’ *	31,030,536	415,012,346
International Large-Cap Portfolio ‘P’ *	82,742,177	666,173,815
International Small-Cap Portfolio ‘P’ *	50,874,838	588,087,283
International Value Portfolio ‘P’ *	25,449,059	291,447,840
Real Estate Portfolio ‘P’ *	8,707,067	198,735,150
Absolute Return Portfolio ‘P’ *	50,224,256	484,374,381
Currency Strategies Portfolio ‘P’ *	48,651,380	527,287,990
Equity Long/Short Portfolio ‘P’ *	44,780,665	518,629,643
Global Absolute Return Portfolio ‘P’ *	42,253,078	457,274,558

Total Affiliated Mutual Funds (Cost $11,454,141,220)		12,851,458,904

TOTAL INVESTMENTS - 100.0% (Cost $11,454,141,220)		12,851,458,904

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(2,365,635)

NET ASSETS - 100.0%		$12,849,093,269

Notes to Schedule of Investments

(a)	As of December 31, 2015, the fund’s composition as a percentage of net assets was as follows:

Affiliated Equity Funds	58.0%
Affiliated Fixed Income Funds	42.0%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	The funds’ investments are affiliated mutual funds (See Note 7C in Notes to Financial Statements).

(c)	Fair Value Measurements

The following is a summary of the funds’ investments as categorized under the three-tier hierarchy of inputs used in valuing the funds’ assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2015:

		Total Value at December 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Portfolio Optimization Moderate-Conservative Portfolio
Assets	Affiliated Mutual Funds	$3,704,841,838	$3,704,841,838	$-	$-

Portfolio Optimization Moderate Portfolio
Assets	Affiliated Mutual Funds	$12,851,458,904	$12,851,458,904	$-	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

PORTFOLIO OPTIMIZATION GROWTH PORTFOLIO

Schedule of Investments

December 31, 2015

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

Core Income Portfolio ‘P’ *	12,074,428	$116,754,042
Diversified Bond Portfolio ‘P’ *	75,442,175	891,763,173
Floating Rate Income Portfolio ‘P’ *	9,148,931	95,267,752
Floating Rate Loan Portfolio ‘P’ *	17,413,743	140,047,626
High Yield Bond Portfolio ‘P’ *	14,116,881	99,369,813
Inflation Managed Portfolio ‘P’ *	4,186,974	45,717,348
Inflation Strategy Portfolio ‘P’ *	3,471,487	34,284,523
Managed Bond Portfolio ‘P’ *	45,653,505	593,464,250
Emerging Markets Debt Portfolio ‘P’ *	17,697,079	165,797,845
Comstock Portfolio ‘P’ *	26,486,478	344,158,302
Dividend Growth Portfolio ‘P’ *	8,816,516	145,219,881
Equity Index Portfolio ‘P’ *	4,474,600	213,084,685
Growth Portfolio ‘P’ *	12,454,979	280,578,020
Large-Cap Growth Portfolio ‘P’ *	43,921,502	420,030,857
Large-Cap Value Portfolio ‘P’ *	29,558,806	554,566,628
Long/Short Large-Cap Portfolio ‘P’ *	39,358,845	562,988,216
Main Street Core Portfolio ‘P’ *	10,238,141	334,764,858
Mid-Cap Equity Portfolio ‘P’ *	13,943,269	244,870,154
Mid-Cap Growth Portfolio ‘P’ *	12,139,413	128,799,999
Mid-Cap Value Portfolio ‘P’ *	19,632,775	400,382,241
Small-Cap Equity Portfolio ‘P’ *	10,543,370	202,277,296
Small-Cap Growth Portfolio ‘P’ *	10,899,809	152,667,036
Small-Cap Index Portfolio ‘P’ *	8,881,547	152,411,480
Small-Cap Value Portfolio ‘P’ *	6,885,707	126,707,443
Value Advantage Portfolio ‘P’ *	30,765,530	393,030,350
Emerging Markets Portfolio ‘P’ *	33,827,382	452,418,265
International Large-Cap Portfolio ‘P’ *	84,710,162	682,018,454
International Small-Cap Portfolio ‘P’ *	53,552,182	619,036,014
International Value Portfolio ‘P’ *	25,504,426	292,081,912
Real Estate Portfolio ‘P’ *	9,527,976	217,472,044
Absolute Return Portfolio ‘P’ *	35,018,796	337,729,397
Currency Strategies Portfolio ‘P’ *	44,851,743	486,107,180
Equity Long/Short Portfolio ‘P’ *	46,221,831	535,320,586
Global Absolute Return Portfolio ‘P’ *	27,677,998	299,538,985

Total Affiliated Mutual Funds (Cost $9,406,944,402)		10,760,726,655

TOTAL INVESTMENTS - 100.0% (Cost $9,406,944,402)		10,760,726,655

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(1,982,189)

NET ASSETS - 100.0%		$10,758,744,466

Notes to Schedule of Investments

(a) As of December 31, 2015, the fund’s composition as a percentage of net assets was as follows:

Affiliated Equity Funds	73.8%
Affiliated Fixed Income Funds	26.2%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

PACIFIC SELECT FUND

PORTFOLIO OPTIMIZATION AGGRESSIVE-GROWTH PORTFOLIO

Schedule of Investments

December 31, 2015

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

Diversified Bond Portfolio ‘P’ *	8,853,004	$104,646,815
Managed Bond Portfolio ‘P’ *	5,353,748	69,595,045
Comstock Portfolio ‘P’ *	6,151,200	79,927,070
Dividend Growth Portfolio ‘P’ *	2,123,737	34,980,800
Equity Index Portfolio ‘P’ *	975,728	46,465,081
Growth Portfolio ‘P’ *	3,029,494	68,246,552
Large-Cap Growth Portfolio ‘P’ *	9,823,397	93,943,277
Large-Cap Value Portfolio ‘P’ *	6,798,739	127,554,331
Long/Short Large-Cap Portfolio ‘P’ *	10,107,821	144,582,085
Main Street Core Portfolio ‘P’ *	2,137,507	69,891,803
Mid-Cap Equity Portfolio ‘P’ *	3,715,690	65,254,547
Mid-Cap Growth Portfolio ‘P’ *	3,291,981	34,928,140
Mid-Cap Value Portfolio ‘P’ *	5,633,192	114,880,864
Small-Cap Equity Portfolio ‘P’ *	4,232,565	81,202,851
Small-Cap Growth Portfolio ‘P’ *	2,994,546	41,942,802
Small-Cap Index Portfolio ‘P’ *	3,038,743	52,146,243
Small-Cap Value Portfolio ‘P’ *	3,042,035	55,978,049
Value Advantage Portfolio ‘P’ *	7,239,281	92,481,987
Emerging Markets Portfolio ‘P’ *	11,473,403	153,448,975
International Large-Cap Portfolio ‘P’ *	24,561,574	197,750,144
International Small-Cap Portfolio ‘P’ *	15,405,048	178,074,535
International Value Portfolio ‘P’ *	8,045,382	92,137,366
Real Estate Portfolio ‘P’ *	2,596,871	59,272,490
Absolute Return Portfolio ‘P’ *	1,686,484	16,264,844
Currency Strategies Portfolio ‘P’ *	8,777,725	95,133,762
Equity Long/Short Portfolio ‘P’ *	8,166,183	94,577,080
Global Absolute Return Portfolio ‘P’ *	4,399,778	47,615,623

Total Affiliated Mutual Funds (Cost $1,997,370,858)		2,312,923,161

TOTAL INVESTMENTS - 100.0% (Cost $1,997,370,858)		2,312,923,161

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(434,647)

NET ASSETS - 100.0%		$2,312,488,514

Notes to Schedule of Investments

(a)	As of December 31, 2015, the fund’s composition as a percentage of net assets was as follows:

Affiliated Equity Funds	89.7%
Affiliated Fixed Income Funds	10.3%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	The funds’ investments are affiliated mutual funds (See Note 7C in Notes to Financial Statements).

(c)	Fair Value Measurements

The following is a summary of the funds’ investments as categorized under the three-tier hierarchy of inputs used in valuing the funds’ assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2015:

		Total Value at December 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Portfolio Optimization Growth Portfolio
Assets	Affiliated Mutual Funds	$10,760,726,655	$10,760,726,655	$-	$-

Portfolio Optimization Aggressive-Growth Portfolio
Assets	Affiliated Mutual Funds	$2,312,923,161	$2,312,923,161	$-	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

Schedule of Investments (Continued)

Explanation of Symbols and Terms

December 31, 2015

Explanation of Symbols:
*	Non-income producing investments.
"	Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.
^	Investments with their principal amount adjusted for inflation.
§	Variable rate investments. The rate shown is based on the latest available information as of December 31, 2015. For Senior Loan Notes, the rate shown may represent a weighted average interest rate.
Y	Investments were in default as of December 31, 2015.
±	The security is a perpetual bond and has no definite maturity date.
µ	Unsettled position. Contract rates do not take effect until settlement date.
†	Investments (or a portion of investments) in the Long/Short Large-Cap Portfolio were on loan as of December 31, 2015.
~	Securities are not registered under the Securities Act of 1933 (1933 Act). These securities are either (1) exempt from registration pursuant to Rule 144A of the 1933 Act and may only be sold to “qualified institutional buyers”, or (2) the securities comply with Regulation S rules governing offers and sales made outside the United States without registration under the 1933 Act and contain certain restrictions as to public resale.
¯	Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Trust does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Trust’s Board of Trustees (the “Board”).
‡	Investments were fully or partially segregated with the broker(s)/custodian as collateral for reverse repurchase agreements, delayed delivery securities, futures contracts, forward foreign currency contracts, option contracts and/or swap agreements as of December 31, 2015.
+	The values of these investments were determined by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or to the Board of Trustees (the “Board”). Each determination was made in good faith in accordance with the procedures established by the Board and the provisions of the Investment Company Act of 1940 (See Note 3C in Notes to Financial Statements).
>>	Stapled security. A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.

Counterparty and Exchange Abbreviations:
ABN	Abbey National
ANZ	Australia and New Zealand Banking Group
BNP	BNP Paribas
BOA	Bank of America
BRC	Barclays
CAS	Credit Agricole Corp
CIB	Canadian Imperial Bank of Commerce
CIT	Citigroup
CME	Chicago Mercantile Exchange
CSF	Credit Suisse
DUB	Deutsche Bank
GSC	Goldman Sachs
HSB	HSBC
ICE	Intercontinental Exchange Inc
ING	ING Group NV
JPM	JPMorgan Chase
LCH	London Clearing House
MER	Merrill Lynch
MSC	Morgan Stanley
RBC	Royal Bank of Canada
RBS	Royal Bank of Scotland
SCB	Standard Chartered Bank
SEB	Skandinaviska Enskilda Banken
SGN	Societe Generale
SSB	State Street Bank
TDB	Toronto Dominion Bank
UBS	UBS

Currency Abbreviations:
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Offshore Yuan
CNY	Chinese Renminbi
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
DOP	Dominican Peso
EUR	Euro
GBP	British Pound
GEL	Georgia Lari
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
ISK	Icelandic Krona
JPY	Japanese Yen
KES	Kenyan Shilling
KRW	Korean Won
LBP	Lebanese Pound
LKR	Sri Lanka Rupee
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
OMR	Omani Rial
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian Leu
RSD	Serbian Dinar
RUB	Russian Ruble
SAR	Saudi Arabian Riyal
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	Taiwan Dollar
USD	United States Dollar
UYU	Uruguayan Peso
ZAR	South African Rand
ZMW	Zambian Kwacha

Index Abbreviations:
1-Day CAD-USD Discount Rate	Canadian Dollar - United States Dollar Discount Rate
1-Day CHF-TOIS	Switzerland Tomnext Offered Indexed Swaps
1-Day EUR-EONIA	Euro Effective Overnight Index Average
1-Day JPY-MUTSC	Bank of Japan Estimate Unsecured Overnight Call Rate
1-Month AUD-BBSW	Australian Bank Bill Short-Term Rate
1-Month GBP LIBOR	British Pound London Interbank Offered Rate
1-Month HKD-HIBOR	Hong Kong Interbank Offered Rate
1-Month SGD-SIBOR	Singapore Interbank Offered Rate
1-Month USD-LIBOR	United States Dollar London Interbank Offered Rate
1-Week DKK-CIBOR	Copenhagen Interbank Offered Rate
1-Week NOK-NIBOR	Norway Interbank Offered Rate
1-Week SEK-STIBOR	Stockholm Interbank Offered Rate
CDX HY	Credit Derivatives Index - High Yield
CDX IG	Credit Derivatives Index - Investment Grade
CMBX	Commercial Mortgage-Backed Swaps
iTraxx Asia	International Index - Asia
iTraxx Europe	International Index - Europe

See Notes to Financial Statements

PACIFIC SELECT FUND

Schedule of Investments (Continued)

Explanation of Symbols and Terms (Continued)

December 31, 2015

Other Abbreviations:
ADR	American Depositary Receipt
EBITDA	Earnings before interest, taxes, depreciation and amortization
FDR	Fiduciary Depositary Receipt
GDR	Global Depositary Receipt
IO	Interest Only
‘NY’	New York Shares
PIK	Payment In Kind
PO	Principal Only
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt

Notes:

(1)	For debt investments, the interest rates disclosed in the Schedules of Investments reflect the stated coupon rate or for discounted investments or zero coupon bonds, the annualized effective yield on the date of purchase.

(2)	The countries listed in the Schedules of Investments are based on country of risk (See Note 4 in Notes to Financial Statements under Investments and Risks - Foreign and Emerging Markets Investments).

(3)	The descriptions of the companies and credit spreads, if any, shown in the Schedules of Investments were obtained from published reports or other sources believed to be reliable, and are not audited by the Independent Registered Public Accounting Firm.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2015

(In thousands, except per share amounts)

	Core Income Portfolio	Diversified Bond Portfolio	Floating Rate Income Portfolio	Floating Rate Loan Portfolio	High Yield Bond Portfolio	Inflation Managed Portfolio
ASSETS
Investments, at value	$371,809	$3,567,677	$445,256	$683,785	$952,451	$994,354
Repurchase agreements, at value	21,259	131,757	27,050	35,766	72,119	26,855
Cash (1)	319	32,968	2,565	4,902	881	3,551
Foreign currency held, at value	-	13,470	-	-	-	2,725
Receivables:
Dividends and interest	3,160	26,639	1,992	3,594	16,915	4,761
Fund shares sold	-	141	43	140	45	2
Securities sold	2,879	122,325	6,259	779	169	431,171
Swap agreements	-	5	-	-	-	-
Variation margin	-	2,010	-	-	-	1,431
Swap agreements, at value	-	-	-	-	-	1,143
Forward foreign currency contracts appreciation	-	9,500	-	-	-	7,888
Prepaid expenses and other assets	5	5	1	1	2	2
Total Assets	399,431	3,906,497	483,166	728,967	1,042,582	1,473,883
LIABILITIES
Payables:
Fund shares redeemed	1	7	43	40	56	296
Securities purchased	6,702	212,000	24,421	3,131	-	1,328
Reverse repurchase agreements	-	-	-	-	-	36,473
Securities sold short, at value	-	72,719	-	-	-	-
Sale-buyback financing transactions	-	-	-	-	-	716,974
Due to broker (2)	-	-	-	-	-	4,930
Variation margin	-	-	-	-	-	1,484
Accrued advisory fees	167	1,232	253	402	357	239
Accrued service fees (Class I only) (3)	-	9	2	5	11	14
Accrued support service expenses	7	62	8	12	18	12
Accrued custodian, and portfolio accounting and tax fees	29	195	51	132	51	71
Accrued shareholder report expenses	4	58	7	12	18	14
Accrued trustees’ fees and expenses and deferred compensation	2	33	3	7	15	17
Accrued interest	-	-	-	-	-	16
Accrued other	8	72	9	17	21	16
Outstanding options written, at value	-	2,514	-	-	-	1,312
Swap agreements, at value	-	-	-	-	527	6,642
Forward foreign currency contracts depreciation	-	1,455	-	-	-	3,524
Unfunded loan commitment depreciation	-	-	-	69	-	-
Total Liabilities	6,920	290,356	24,797	3,827	1,074	773,362
NET ASSETS	$392,511	$3,616,141	$458,369	$725,140	$1,041,508	$700,521
NET ASSETS CONSIST OF:
Paid-in capital	$406,299	$3,327,633	$454,224	$952,704	$1,045,379	$816,262
Undistributed/accumulated earnings (deficit)	(13,788)	288,508	4,145	(227,564)	(3,871)	(115,741)
NET ASSETS	$392,511	$3,616,141	$458,369	$725,140	$1,041,508	$700,521
Class I Shares:
Net Assets	$2,318	$244,154	$46,950	$130,722	$283,940	$376,279
Shares outstanding, $.001 par value (unlimited shares authorized)	240	27,694	4,533	21,418	43,865	38,865
Net Asset Value Per Share	$9.66	$8.82	$10.36	$6.10	$6.47	$9.68
Class P Shares:
Net Assets	$390,193	$3,371,987	$411,419	$594,418	$757,568	$324,242
Shares outstanding, $.001 par value (unlimited shares authorized)	40,353	285,269	39,510	73,956	107,623	29,692
Net Asset Value Per Share	$9.67	$11.82	$10.41	$8.04	$7.04	$10.92

Investments, at cost	$387,293	$3,641,453	$458,357	$729,534	$1,068,635	$1,051,509
Repurchase agreements, at cost	21,259	131,757	27,050	35,766	72,119	26,855
Foreign currency held, at cost	-	14,687	-	-	-	2,769
Proceeds from securities sold short	-	72,802	-	-	-	-
Premiums received from outstanding options written	-	3,192	-	-	-	3,222

(1)	Includes cash collateral segregated for certain derivative investments (see Notes to Schedules of Investments) in the Diversified Bond, High Yield Bond, and Inflation Managed Portfolios of $31,997, $650, and $2,685, respectively.
(2)	The Inflation Managed Portfolio received cash collateral to mitigate risk of loss to certain counterparties, which will be repaid based on master netting arrangements between the fund and the counterparty. The fund invests such cash collateral in investment securities (see Note 5 in Notes to Financial Statements).
(3)	The accrued service fees for the Core Income Portfolio are under $500, in full dollars, and are not shown on the above Statements of Assets and Liabilities due to rounding.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2015

(In thousands, except per share amounts)

	Inflation Strategy Portfolio	Managed Bond Portfolio	Short Duration Bond Portfolio	Emerging Markets Debt Portfolio	Comstock Portfolio	Dividend Growth Portfolio
ASSETS
Investments, at value	$249,833	$4,094,143	$1,115,630	$773,487	$1,173,506	$660,645
Repurchase agreements, at value	11,159	71,963	13,490	42,118	46,425	25,819
Cash (1)	2,151	3,337	-	4,246	85	50
Foreign currency held, at value	787	8,270	-	518	-	-
Receivables:
Dividends and interest	360	19,177	5,298	15,321	2,389	1,732
Fund shares sold	-	265	794	-	19	1
Securities sold	-	719,063	-	570	1,585	-
Variation margin	35	646	-	-	-	-
Swap agreements, at value	-	421	-	9,682	-	-
Forward foreign currency contracts appreciation	441	76,204	-	5,127	1,506	-
Prepaid expenses and other assets	-	11	1	1	2	2
Total Assets	264,766	4,993,500	1,135,213	851,070	1,225,517	688,249
LIABILITIES
Payables:
Fund shares redeemed	4	328	-	192	569	454
Securities purchased	-	1,709,861	-	318	597	-
Reverse repurchase agreements	-	1,056	-	-	-	-
Sale-buyback financing transactions	-	40,945	-	-	-	-
Due to broker (2)	-	62,823	-	-	-	-
Variation margin	-	3,031	47	-	-	-
Accrued advisory fees	87	1,074	385	569	731	393
Accrued service fees (Class I only)	1	35	16	1	10	12
Accrued support service expenses	4	54	19	15	22	12
Accrued custodian, and portfolio accounting and tax fees	33	198	49	86	34	20
Accrued shareholder report expenses	7	51	24	16	22	13
Accrued trustees’ fees and expenses and deferred compensation	4	55	17	7	16	10
Accrued interest	-	98	-	-	-	-
Accrued other	8	62	29	18	28	16
Outstanding options written, at value	56	4,792	-	-	-	-
Swap agreements, at value	906	6,810	-	118	-	-
Forward foreign currency contracts depreciation	-	19,117	-	7,382	-	-
Total Liabilities	1,110	1,850,390	586	8,722	2,029	930
NET ASSETS	$263,656	$3,143,110	$1,134,627	$842,348	$1,223,488	$687,319
NET ASSETS CONSIST OF:
Paid-in capital	$274,467	$2,851,686	$1,174,274	$966,667	$825,168	$664,082
Undistributed/accumulated earnings (deficit)	(10,811)	291,424	(39,647)	(124,319)	398,320	23,237
NET ASSETS	$263,656	$3,143,110	$1,134,627	$842,348	$1,223,488	$687,319
Class I Shares:
Net Assets	$19,249	$918,041	$423,794	$15,366	$252,449	$315,128
Shares outstanding, $.001 par value (unlimited shares authorized)	1,984	77,394	44,367	1,651	22,087	20,868
Net Asset Value Per Share	$9.70	$11.86	$9.55	$9.30	$11.43	$15.10
Class P Shares:
Net Assets	$244,407	$2,225,069	$710,833	$826,982	$971,039	$372,191
Shares outstanding, $.001 par value (unlimited shares authorized)	24,747	171,165	72,018	88,269	74,731	22,596
Net Asset Value Per Share	$9.88	$13.00	$9.87	$9.37	$12.99	$16.47

Investments, at cost	$253,928	$4,139,036	$1,123,934	$863,247	$1,054,172	$523,901
Repurchase agreements, at cost	11,159	71,963	13,490	42,118	46,425	25,819
Foreign currency held, at cost	811	8,318	-	523	-	-
Premiums received from outstanding options written	43	9,516	-	-	-	-

(1)	Includes cash collateral segregated for certain derivative investments (see Notes to Schedules of Investments) in the Inflation Strategy, Managed Bond, and Emerging Markets Debt Portfolios of $2,132, $1,112, and $3,367, respectively.
(2)	The Managed Bond Portfolio received cash collateral to mitigate risk of loss to certain counterparties, which will be repaid based on master netting arrangements between the fund and the counterparty. The fund invests such cash collateral in investment securities (see Note 5 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2015

(In thousands, except per share amounts)

	Equity Index Portfolio	Focused Growth Portfolio	Growth Portfolio	Large-Cap Growth Portfolio	Large-Cap Value Portfolio	Long/Short Large-Cap Portfolio
ASSETS
Investments, at value	$1,999,323	$152,167	$1,140,095	$1,206,346	$1,872,398	$1,542,606
Repurchase agreements, at value	7,945	3,914	7,329	13,289	12,274	27,416
Cash (1)	502	-	-	-	-	1,239
Cash collateral received for securities on loan (2)	-	-	-	-	-	348,524
Receivables:
Dividends and interest	2,849	75	998	228	4,522	2,546
Fund shares sold	605	96	-	-	45	4
Securities sold	-	-	1,737	-	-	2,655
Prepaid expenses and other assets	3	-	2	2	3	1
Total Assets	2,011,227	156,252	1,150,161	1,219,865	1,889,242	1,924,991
LIABILITIES
Payable upon return of securities loaned (2)	-	-	-	-	-	348,524
Payables:
Fund shares redeemed	1,335	5	839	510	813	895
Securities purchased	255	-	2,857	13,191	-	5,087
Securities sold short, at value (3)	-	-	-	-	-	363,831
Variation margin	101	-	-	-	-	214
Accrued advisory fees	86	98	541	686	970	987
Accrued service fees (Class I only)	58	6	19	8	14	2
Accrued support service expenses	35	3	20	21	33	21
Accrued custodian, and portfolio accounting and tax fees	53	3	36	33	49	57
Accrued shareholder report expenses	33	2	18	20	33	21
Accrued trustees’ fees and expenses and deferred compensation	30	1	21	17	30	14
Accrued dividends and interest	-	-	-	-	-	647
Accrued other	42	4	25	25	41	28
Total Liabilities	2,028	122	4,376	14,511	1,983	720,328
NET ASSETS	$2,009,199	$156,130	$1,145,785	$1,205,354	$1,887,259	$1,204,663
NET ASSETS CONSIST OF:
Paid-in capital	$893,970	$303,723	$1,166,554	$635,213	$859,525	$592,538
Undistributed/accumulated earnings (deficit)	1,115,229	(147,593)	(20,769)	570,141	1,027,734	612,125
NET ASSETS	$2,009,199	$156,130	$1,145,785	$1,205,354	$1,887,259	$1,204,663
Class I Shares:
Net Assets	$1,492,171	$156,113	$487,704	$210,294	$370,309	$58,661
Shares outstanding, $.001 par value (unlimited shares authorized)	32,169	7,732	23,223	25,733	21,528	5,474
Net Asset Value Per Share	$46.39	$20.19	$21.00	$8.17	$17.20	$10.72
Class P Shares:
Net Assets	$517,028	$17	$658,081	$995,060	$1,516,950	$1,146,002
Shares outstanding, $.001 par value (unlimited shares authorized)	10,857	1	29,213	104,053	80,854	80,118
Net Asset Value Per Share	$47.62	$20.39	$22.53	$9.56	$18.76	$14.30

Investments, at cost	$1,473,290	$129,205	$910,389	$1,041,205	$1,426,748	$1,532,343
Repurchase agreements, at cost	7,945	3,914	7,329	13,289	12,274	27,416
Securities on loan, at value (2)	-	-	-	-	-	338,324
Proceeds from securities sold short	-	-	-	-	-	362,402

(1)	Includes cash collateral segregated for certain derivative investments (see Notes to Schedules of Investments) in the Equity Index and Long/Short Large-Cap Portfolios of $483 and $1,220, respectively.
(2)	The Long/Short Large-Cap Portfolio received cash collateral for securities on loan which is used as collateral to cover securities sold short (see Note (3) below) and therefore is uninvested (see Note 8 in Notes to Financial Statements).
(3)	The Long/Short Large-Cap Portfolio is required to pledge a portion of its assets to the lender as collateral for the borrowed securities. In the event of a default by this fund where the replacement value of the borrowed securities exceeds the pledged collateral, the lender is granted a security interest in the fund’s right, title, and interest in the property and assets then held by the lender in any capacity, as security for the fund’s obligation to pay the lender.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2015

(In thousands, except per share amounts)

	Main Street Core Portfolio	Mid-Cap Equity Portfolio	Mid-Cap Growth Portfolio	Mid-Cap Value Portfolio	Small-Cap Equity Portfolio	Small-Cap Growth Portfolio
ASSETS
Investments, at value	$1,349,129	$839,768	$569,466	$1,018,326	$564,078	$516,815
Repurchase agreements, at value	18,332	7,630	9,189	3,165	22,329	12,758
Cash (1)	46	-	-	57	170	-
Foreign currency held, at value	-	-	-	-	21	-
Receivables:
Dividends and interest	4,100	751	1,415	1,886	954	24
Fund shares sold	66	-	9	39	15	81
Securities sold	11,224	-	1,094	15,076	440	3,313
Prepaid expenses and other assets	7	2	1	2	1	1
Total Assets	1,382,904	848,151	581,174	1,038,551	588,008	532,992
LIABILITIES
Payables:
Fund shares redeemed	832	714	410	1,129	143	15
Securities purchased	1,100	-	189	-	45	4,709
Variation margin	-	-	-	-	34	-
Accrued advisory fees	533	473	322	628	330	273
Accrued service fees (Class I only)	21	12	10	3	2	5
Accrued support service expenses	24	15	10	19	11	9
Accrued custodian, and portfolio accounting and tax fees	37	25	18	30	34	20
Accrued shareholder report expenses	23	15	11	19	10	10
Accrued trustees’ fees and expenses and deferred compensation	27	14	8	9	7	7
Accrued other	30	20	15	24	13	13
Outstanding options written, at value	-	-	413	-	-	-
Total Liabilities	2,627	1,288	1,406	1,861	629	5,061
NET ASSETS	$1,380,277	$846,863	$579,768	$1,036,690	$587,379	$527,931
NET ASSETS CONSIST OF:
Paid-in capital	$1,303,991	$2,395,628	$245,869	$406,312	$350,747	$581,015
Undistributed/accumulated earnings (deficit)	76,286	(1,548,765)	333,899	630,378	236,632	(53,084)
NET ASSETS	$1,380,277	$846,863	$579,768	$1,036,690	$587,379	$527,931
Class I Shares:
Net Assets	$551,063	$302,950	$245,837	$88,003	$54,396	$128,164
Shares outstanding, $.001 par value (unlimited shares authorized)	18,645	21,125	25,244	6,342	3,675	10,724
Net Asset Value Per Share	$29.56	$14.34	$9.74	$13.88	$14.80	$11.95
Class P Shares:
Net Assets	$829,214	$543,913	$333,931	$948,687	$532,983	$399,767
Shares outstanding, $.001 par value (unlimited shares authorized)	25,360	30,971	31,473	46,518	27,781	28,543
Net Asset Value Per Share	$32.70	$17.56	$10.61	$20.39	$19.19	$14.01

Investments, at cost	$1,241,793	$820,881	$578,589	$1,052,817	$551,024	$512,863
Repurchase agreements, at cost	18,332	7,630	9,189	3,165	22,329	12,758
Foreign currency held, at cost	-	-	-	-	21	-
Premiums received from outstanding options written	-	-	2,049	-	-	-

(1)	Includes cash collateral segregated for certain derivative investments (see Notes to Schedules of Investments) in the Small-Cap Equity Portfolio of $168.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2015

(In thousands, except per share amounts)

	Small-Cap Index Portfolio	Small-Cap Value Portfolio	Value Advantage Portfolio	Emerging Markets Portfolio	International Large-Cap Portfolio	International Small-Cap Portfolio
ASSETS
Investments, at value	$766,262	$440,816	$987,390	$1,346,023	$2,199,662	$1,552,792
Repurchase agreements, at value	26,079	6,065	9,258	72,422	19,274	19,821
Cash (1)	1,326	-	16	312	110	-
Foreign currency held, at value	-	-	-	1,847	425	1,071
Receivables:
Dividends and interest	1,160	322	1,062	699	4,444	3,111
Fund shares sold	98	23	58	77	43	2
Securities sold	82	587	388	1,554	287	922
Prepaid expenses and other assets	2	1	2	3	4	5
Total Assets	795,009	447,814	998,174	1,422,937	2,224,249	1,577,724
LIABILITIES
Payables:
Fund shares redeemed	226	493	489	228	368	379
Securities purchased	62	933	1,735	1,861	6	1,240
Variation margin	282	-	-	-	-	-
Accrued advisory fees	206	294	566	968	1,452	1,095
Accrued service fees (Class I only)	16	7	1	12	18	3
Accrued support service expenses	14	8	18	25	39	27
Accrued custodian, and portfolio accounting and tax fees	34	27	29	176	123	106
Accrued shareholder report expenses	12	9	16	25	38	24
Accrued trustees’ fees and expenses and deferred compensation	13	6	7	17	26	14
Accrued foreign capital gains tax	-	-	-	3,781	-	-
Accrued other	18	13	21	31	47	33
Total Liabilities	883	1,790	2,882	7,124	2,117	2,921
NET ASSETS	$794,126	$446,024	$995,292	$1,415,813	$2,222,132	$1,574,803
NET ASSETS CONSIST OF:
Paid-in capital	$780,008	$336,097	$815,441	$1,461,225	$1,914,232	$1,353,610
Undistributed/accumulated earnings (deficit)	14,118	109,927	179,851	(45,412)	307,900	221,193
NET ASSETS	$794,126	$446,024	$995,292	$1,415,813	$2,222,132	$1,574,803
Class I Shares:
Net Assets	$399,538	$184,728	$17,516	$321,829	$474,052	$76,538
Shares outstanding, $.001 par value (unlimited shares authorized)	23,450	12,147	1,378	24,766	62,915	9,072
Net Asset Value Per Share	$17.04	$15.21	$12.71	$12.99	$7.53	$8.44
Class P Shares:
Net Assets	$394,588	$261,296	$977,776	$1,093,984	$1,748,080	$1,498,265
Shares outstanding, $.001 par value (unlimited shares authorized)	22,994	14,200	76,538	81,797	217,122	129,613
Net Asset Value Per Share	$17.16	$18.40	$12.78	$13.37	$8.05	$11.56

Investments, at cost	$723,788	$443,109	$943,969	$1,395,356	$2,120,141	$1,435,394
Repurchase agreements, at cost	26,079	6,065	9,258	72,422	19,274	19,821
Foreign currency held, at cost	-	-	-	3,033	429	1,067

(1)	Includes cash collateral segregated for certain derivative investments (see Notes to Schedules of Investments) in the Small-Cap Index Portfolio of $1,324.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2015

(In thousands, except per share amounts)

	International Value Portfolio	Health Sciences Portfolio	Real Estate Portfolio	Technology Portfolio	Absolute Return Portfolio	Currency Strategies Portfolio
ASSETS
Investments, at value	$1,039,739	$387,886	$789,035	$91,968	$909,130	$694,686
Repurchase agreements, at value	5,934	16,892	2,436	7,768	208,081	584,781
Cash (1)	-	-	-	-	31,249	-
Foreign currency held, at value (1)	2,281	40	-	-	36,967	-
Receivables:
Dividends and interest	2,810	578	3,840	21	16,452	5,535
Fund shares sold	63	74	6	9	160	58
Securities sold	2,241	1,178	2,524	117	331	-
Swap agreements, at value	-	-	-	-	3,026	-
Forward foreign currency contracts appreciation	5,769	779	-	-	3,359	62,616
Prepaid expenses and other assets	14	2	1	-	18	1
Total Assets	1,058,851	407,429	797,842	99,883	1,208,773	1,347,677
LIABILITIES
Payables:
Fund shares redeemed	627	62	529	1	1	614
Securities purchased	2,215	5,336	2,213	-	-	2,150
Due to custodian	-	-	-	-	-	3,400
Due to broker (2)	-	-	-	-	6,064	6,970
Variation margin	-	-	-	-	347	-
Accrued advisory fees	585	303	555	77	812	707
Accrued service fees (Class I only) (3)	11	15	12	4	-	-
Accrued support service expenses	18	7	13	2	20	22
Accrued custodian, and portfolio accounting and tax fees	55	14	22	8	101	85
Accrued shareholder report expenses	19	6	13	2	13	22
Accrued trustees’ fees and expenses and deferred compensation	18	4	11	1	7	8
Accrued other	25	8	18	1	19	29
Outstanding options written, at value	-	-	-	32	-	-
Swap agreements, at value	-	-	-	-	4,434	-
Forward foreign currency contracts depreciation	3,579	201	-	-	3,545	43,389
Other liabilities	-	3	-	-	-	-
Total Liabilities	7,152	5,959	3,386	128	15,363	57,396
NET ASSETS	$1,051,699	$401,470	$794,456	$99,755	$1,193,410	$1,290,281
NET ASSETS CONSIST OF:
Paid-in capital	$2,292,958	$184,614	$852,006	$118,574	$1,239,030	$1,191,001
Undistributed/accumulated earnings (deficit)	(1,241,259)	216,856	(57,550)	(18,819)	(45,620)	99,280
NET ASSETS	$1,051,699	$401,470	$794,456	$99,755	$1,193,410	$1,290,281
Class I Shares:
Net Assets	$289,713	$401,444	$318,919	$99,742	$494	$3,997
Shares outstanding, $.001 par value (unlimited shares authorized)	28,172	13,096	14,490	18,192	51	371
Net Asset Value Per Share	$10.28	$30.65	$22.01	$5.48	$9.65	$10.77
Class P Shares:
Net Assets	$761,986	$26	$475,537	$13	$1,192,916	$1,286,284
Shares outstanding, $.001 par value (unlimited shares authorized)	66,535	1	20,835	2	123,704	118,682
Net Asset Value Per Share	$11.45	$33.37	$22.82	$6.89	$9.64	$10.84

Investments, at cost	$1,062,737	$340,384	$695,910	$89,040	$941,912	$703,664
Repurchase agreements, at cost	5,934	16,892	2,436	7,768	208,081	584,781
Foreign currency held, at cost	2,297	40	-	-	37,558	-
Premiums received from outstanding options written	-	-	-	59	-	-

(1)	Includes cash collateral segregated for certain derivative instruments (see Notes to Schedule of Investments) in the Absolute Return Portfolio of $31,337.
(2)	The Absolute Return and Currency Strategies Portfolios received cash collateral to mitigate risk of loss to certain counterparties, which will be repaid based on master netting arrangements between the fund and the counterparty. The funds invest such cash collateral in investment securities (see Note 5 in Notes to Financial Statements).
(3)	The accrued service fees for the Absolute Return and Currency Strategies Portfolios are under $500, in full dollars, and are not shown on the above Statements of Assets and Liabilities due to rounding.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2015

(In thousands, except per share amounts)

	Diversified Alternatives Portfolio	Equity Long/Short Portfolio	Global Absolute Return Portfolio	Pacific Dynamix – Conservative Growth Portfolio	Pacific Dynamix – Moderate Growth Portfolio	Pacific Dynamix – Growth Portfolio
ASSETS
Investments, at value	$-	$940,837	$931,187	$-	$-	$-
Investments in affiliates, at value	2,021	-	-	459,035	1,793,844	574,669
Repurchase agreements, at value	-	186,685	198,379	-	-	-
Cash (1)	-	128,360	6,525	-	-	-
Foreign currency held, at value	-	2,842	974	-	-	-
Receivables:
Dividends and interest	-	-	22,490	-	-	-
Fund shares sold	-	36	18	22	70	98
Securities sold	8	-	7,836	-	-	-
Variation margin	-	-	61	-	-	-
Due from adviser	3	-	-	23	77	22
Swap agreements, at value	-	100,622	32,908	-	-	-
Forward foreign currency contracts appreciation	-	3,563	22,028	-	-	-
Prepaid expenses and other assets	-	22	2	1	1	1
Total Assets (2)	2,032	1,362,967	1,222,408	459,081	1,793,992	574,790
LIABILITIES
Payables:
Fund shares redeemed	-	1,167	564	3	1	-
Securities purchased	-	-	7,945	18	64	97
Due to broker (3)	-	1,280	5,093	-	-	-
Variation margin	-	5,321	295	-	-	-
Accrued advisory fees (4)	-	1,147	775	78	304	98
Accrued service fees (Class I only) (4)	-	1	1	18	69	22
Accrued support service expenses (4)	-	23	20	8	31	10
Accrued custodian, and portfolio accounting and tax fees	5	80	292	8	8	8
Accrued shareholder report expenses (4)	-	14	20	7	27	9
Accrued trustees’ fees and expenses and deferred compensation (4)	-	8	11	3	13	4
Accrued offering expenses	2	-	-	-	-	-
Accrued other	1	20	24	8	33	10
Outstanding options written, at value	-	-	33,831	-	-	-
Swap agreements, at value	-	15,236	25,634	-	-	-
Forward foreign currency contracts depreciation	-	1,900	16,576	-	-	-
Other liabilities	-	-	16	-	-	-
Total Liabilities	8	26,197	91,097	151	550	258
NET ASSETS	$2,024	$1,336,770	$1,131,311	$458,930	$1,793,442	$574,532
NET ASSETS CONSIST OF:
Paid-in capital	$2,026	$1,136,953	$1,005,395	$411,487	$1,599,000	$483,398
Undistributed/accumulated earnings (deficit)	(2)	199,817	125,916	47,443	194,442	91,134
NET ASSETS	$2,024	$1,336,770	$1,131,311	$458,930	$1,793,442	$574,532
Class I Shares:
Net Assets	$2,024	$15,026	$14,083	$458,930	$1,793,442	$574,532
Shares outstanding, $.001 par value (unlimited shares authorized)	203	1,299	1,310	34,459	113,041	34,036
Net Asset Value Per Share	$9.99	$11.57	$10.75	$13.32	$15.87	$16.88
Class P Shares:
Net Assets		$1,321,744	$1,117,228
Shares outstanding, $.001 par value (unlimited shares authorized)		114,130	103,237
Net Asset Value Per Share		$11.58	$10.82

Investments, at cost		$941,033	$992,034
Investments in affiliates, at cost	$2,020			$415,785	$1,610,515	$498,385
Repurchase agreements, at cost	-	186,685	198,379	-	-	-
Foreign currency held, at cost	-	2,844	979	-	-	-
Premiums received from outstanding options written	-	-	30,903	-	-	-

(1)	Includes cash collateral segregated for certain derivative investments (see Notes to Schedules of Investments) in the Equity Long/Short Portfolio of $118,880.
(2)	The Global Absolute Return Portfolio had an unfunded loan commitment appreciation which is under $500, in full dollars, and is not shown on the above Statements of Assets and Liabilities due to rounding.
(3)	The Equity Long/Short and Global Absolute Return Portfolios received cash collateral to mitigate risk of loss to certain counterparties, which will be repaid based on master netting arrangements between the fund and the counterparty. The funds invest such cash collateral in investment securities (see Note 5 in Notes to Financial Statements).
(4)	The accrued fees and/or expenses for the Diversified Alternatives Portfolio are under $500, in full dollars, and are not shown on the above Statements of Liabilities due to rounding.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2015

(In thousands, except per share amounts)

	Portfolio Optimization Conservative Portfolio	Portfolio Optimization Moderate- Conservative Portfolio	Portfolio Optimization Moderate Portfolio	Portfolio Optimization Growth Portfolio	Portfolio Optimization Aggressive- Growth Portfolio
ASSETS
Investments in affiliates, at value	$2,120,180	$3,704,842	$12,851,459	$10,760,727	$2,312,923
Receivables:
Fund shares sold	1,231	211	39	250	19
Securities sold	-	118	5,990	4,725	364
Prepaid expenses and other assets	2	4	14	11	3
Total Assets	2,121,413	3,705,175	12,857,502	10,765,713	2,313,309
LIABILITIES
Payables:
Fund shares redeemed	276	320	5,996	4,947	377
Securities purchased	949	-	-	-	-
Accrued advisory fees	182	317	1,101	921	198
Accrued service fees (Class I only)	82	143	496	416	89
Accrued support service expenses	37	64	223	187	40
Accrued custodian, and portfolio accounting and tax fees	9	10	10	11	10
Accrued shareholder report expenses	36	62	218	182	39
Accrued trustees’ fees and expenses and deferred compensation	19	32	110	92	20
Accrued other	41	71	255	213	47
Total Liabilities	1,631	1,019	8,409	6,969	820
NET ASSETS	$2,119,782	$3,704,156	$12,849,093	$10,758,744	$2,312,489
NET ASSETS CONSIST OF:
Paid-in capital	$1,682,705	$2,871,960	$9,239,425	$7,144,123	$1,493,627
Undistributed/accumulated earnings (deficit)	437,077	832,196	3,609,668	3,614,621	818,862
NET ASSETS	$2,119,782	$3,704,156	$12,849,093	$10,758,744	$2,312,489
Class I Shares:
Net Assets	$2,119,782	$3,704,156	$12,849,093	$10,758,744	$2,312,489
Shares outstanding, $.001 par value (unlimited shares authorized)	187,971	315,389	1,058,042	858,182	183,061
Net Asset Value Per Share	$11.28	$11.74	$12.14	$12.54	$12.63

Investments in affiliates, at cost	$2,003,860	$3,378,379	$11,454,141	$9,406,944	$1,997,371

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2015

(In thousands)

	Core Income Portfolio (1)	Diversified Bond Portfolio	Floating Rate Income Portfolio	Floating Rate Loan Portfolio	High Yield Bond Portfolio	Inflation Managed Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$-	$587	$-	$7	$1,421	$-
Interest, net of foreign taxes withheld	9,549	135,221	20,997	34,978	69,505	10,107
Other	130	148	196	363	9	-
Total Investment Income	9,679	135,956	21,193	35,348	70,935	10,107

EXPENSES
Advisory fees	1,381	14,977	2,886	5,652	4,505	3,531
Service fees (Class I only, see Note 6 in Notes to Financial Statements)	2	475	78	280	661	826
Support services expenses	12	168	20	34	51	40
Custodian fees and expenses	11	295	16	21	18	183
Portfolio accounting and tax fees	69	494	170	505	191	120
Shareholder report expenses	8	93	11	18	26	18
Legal and audit fees	9	131	16	27	40	31
Trustees’ fees and expenses	4	54	6	11	17	14
Interest expense	-	109	1	-	1	1,318
Offering expenses	9	-	-	-	-	-
Other	6	61	13	18	22	21
Total Expenses	1,511	16,857	3,217	6,566	5,532	6,102
Advisory Fee Waiver (2)	-	-	-	(754)	-	-
Net Expenses	1,511	16,857	3,217	5,812	5,532	6,102
NET INVESTMENT INCOME (LOSS)	8,168	119,099	17,976	29,536	65,403	4,005

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	(6,472)	27,259	(13,401)	(7,816)	(32,091)	(44,325)
Futures contract transactions	-	20,385	-	-	-	(6,532)
Swap transactions	-	8,318	-	-	(993)	(16,228)
Written option transactions	-	19,395	-	-	-	1,451
Foreign currency transactions	-	1,186	-	-	-	28,323
Net Realized Gain (Loss)	(6,472)	76,543	(13,401)	(7,816)	(33,084)	(37,311)

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities	(15,484)	(155,533)	(1,404)	(29,199)	(83,725)	15,265
Unfunded loan commitments	-	-	-	(79)	-	-
Short positions	-	83	-	-	-	-
Futures contracts	-	835	-	-	-	565
Swaps	-	468	-	-	(331)	10,423
Written options	-	259	-	-	-	920
Foreign currencies	-	6,057	-	-	-	(5,083)
Change in Net Unrealized Appreciation (Depreciation)	(15,484)	(147,831)	(1,404)	(29,278)	(84,056)	22,090
NET GAIN (LOSS)	(21,956)	(71,288)	(14,805)	(37,094)	(117,140)	(15,221)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($13,788)	$47,811	$3,171	($7,558)	($51,737)	($11,216)

Foreign taxes withheld on dividends and interest	$-	$16	$-	$-	$35	$3

(1)	Operations commenced on April 27, 2015.
(2)	Pacific Life Fund Advisors LLC waived a portion of its advisory fees for the Floating Rate Loan Portfolio (see Note 6 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2015

(In thousands)

	Inflation Strategy Portfolio	Managed Bond Portfolio	Short Duration Bond Portfolio	Emerging Markets Debt Portfolio	Comstock Portfolio	Dividend Growth Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$-	$1,382	$-	$-	$32,002	$16,451
Interest, net of foreign taxes withheld (1)	(1,738)	104,329	25,399	73,957	1	-
Other	-	-	-	46	-	-
Total Investment Income	(1,738)	105,711	25,399	74,003	32,003	16,451

EXPENSES
Advisory fees	1,591	13,170	5,988	7,862	9,912	5,410
Service fees (Class I only, see Note 6 in Notes to Financial Statements)	41	1,945	843	35	533	632
Support services expenses	19	148	67	45	63	37
Custodian fees and expenses	74	411	43	243	23	15
Portfolio accounting and tax fees	63	385	188	157	132	77
Shareholder report expenses	8	72	31	22	32	19
Legal and audit fees	15	117	53	35	46	26
Trustees’ fees and expenses	6	52	23	15	21	12
Interest expense	2	130	2	4	1	-
Other	16	57	33	22	36	25
Total Expenses	1,835	16,487	7,271	8,440	10,799	6,253
Advisory Fee Waiver (2)	-	-	-	-	(211)	-
Net Expenses	1,835	16,487	7,271	8,440	10,588	6,253
NET INVESTMENT INCOME (LOSS)	(3,573)	89,224	18,128	65,563	21,415	10,198

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions (3)	2,002	(95,218)	4,493	(88,888)	170,102	183,851
Futures contract transactions	(3,292)	25,225	(423)	-	-	-
Swap transactions	4,062	(15,771)	-	780	-	-
Written option transactions	2,504	15,661	-	-	-	-
Foreign currency transactions	790	92,762	729	(12,281)	12,490	5
Net Realized Gain (Loss)	6,066	22,659	4,799	(100,389)	182,592	183,856

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities (4)	2,142	(68,696)	(9,494)	4,139	(272,414)	(170,243)
Futures contracts	399	(18,733)	51	-	-	-
Swaps	(2,544)	1,735	-	(152)	-	-
Written options	(13)	2,843	-	-	-	-
Foreign currencies	326	(3,749)	394	7,852	(1,294)	(9)
Change in Net Unrealized Appreciation (Depreciation)	310	(86,600)	(9,049)	11,839	(273,708)	(170,252)
NET GAIN (LOSS)	6,376	(63,941)	(4,250)	(88,550)	(91,116)	13,604
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,803	$25,283	$13,878	($22,987)	($69,701)	$23,802

Foreign taxes withheld on dividends and interest	$-	$-	$4	$181	$870	$67

(1)	Interest income for the Inflation Strategy Portfolio includes deflationary adjustments and amortization of bond premiums, which exceeded the aggregate of interest income (see Note 4 in Notes to Financial Statements under Inflation-Indexed Bonds).
(2)	Pacific Life Fund Advisors LLC waived a portion of its advisory fees for the Comstock Portfolio (see Note 6 in Notes to Financial Statements).
(3)	Net realized gain (loss) on investment security transactions for the Emerging Markets Debt Portfolio is net of foreign capital gains tax withheld of $200.
(4)	Change in net unrealized appreciation (depreciation) on investment securities for the Emerging Markets Debt Portfolio is net of decrease in foreign capital gains tax of $24.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2015

(In thousands)

	Equity Index Portfolio	Focused Growth Portfolio	Growth Portfolio	Large-Cap Growth Portfolio	Large-Cap Value Portfolio	Long/Short Large-Cap Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$43,850	$1,151	$9,873	$8,702	$46,271	$32,426
Interest, net of foreign taxes withheld	-	6	18	-	13	-
Securities lending	-	-	-	-	-	8
Total Investment Income	43,850	1,157	9,891	8,702	46,284	32,434

EXPENSES
Advisory fees	1,048	1,030	6,358	8,988	12,564	13,724
Service fees (Class I only, see Note 6 in Notes to Financial Statements)	2,970	279	966	386	772	133
Support services expenses	95	7	53	58	95	61
Custodian fees and expenses	37	3	24	21	28	83
Portfolio accounting and tax fees	196	19	108	119	181	165
Shareholder report expenses	54	3	28	31	49	32
Legal and audit fees	68	5	38	41	69	44
Trustees’ fees and expenses	29	2	17	19	31	20
Interest expense	1	-	-	1	4	2,577
Dividend expenses	-	-	-	-	-	10,015
Other	48	2	29	31	50	34
Total Expenses	4,546	1,350	7,621	9,695	13,843	26,888
Advisory Fee Waiver (1)	-	-	-	(572)	-	(686)
Net Expenses	4,546	1,350	7,621	9,123	13,843	26,202
NET INVESTMENT INCOME (LOSS)	39,304	(193)	2,270	(421)	32,441	6,232

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	116,705	11,925	57,326	82,940	226,582	171,956
Closed short positions	-	-	-	-	-	(33,813)
Futures contract transactions	441	-	-	-	-	1,760
Foreign currency transactions	-	3	5	-	(1)	-
Net Realized Gain (Loss)	117,146	11,928	57,331	82,940	226,581	139,903

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities	(128,812)	536	23,560	(2,569)	(310,620)	(218,597)
Short positions	-	-	-	-	-	39,829
Futures contracts	(533)	-	-	-	-	(332)
Foreign currencies	-	(1)	(21)	-	(3)	(1)
Change in Net Unrealized Appreciation (Depreciation)	(129,345)	535	23,539	(2,569)	(310,623)	(179,101)
NET GAIN (LOSS)	(12,199)	12,463	80,870	80,371	(84,042)	(39,198)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$27,105	$12,270	$83,140	$79,950	($51,601)	($32,966)

Foreign taxes withheld on dividends and interest	$3	$20	$60	$36	$910	$28

(1)	Pacific Life Fund Advisors LLC waived a portion of its advisory fees for the Large-Cap Growth and Long/Short Large-Cap Portfolios (see Note 6 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2015

(In thousands)

	Main Street Core Portfolio	Mid-Cap Equity Portfolio	Mid-Cap Growth Portfolio	Mid-Cap Value Portfolio	Small-Cap Equity Portfolio	Small-Cap Growth Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$27,800	$17,566	$7,488	$22,112	$11,762	$2,337
Interest, net of foreign taxes withheld	-	-	-	-	128	-
Total Investment Income	27,800	17,566	7,488	22,112	11,890	2,337

EXPENSES
Advisory fees	6,668	6,235	4,917	8,289	4,653	3,722
Service fees (Class I only, see Note 6 in Notes to Financial Statements)	1,134	627	531	186	121	297
Support services expenses	67	43	32	54	28	27
Custodian fees and expenses	25	18	14	21	30	21
Portfolio accounting and tax fees	129	84	66	104	107	63
Shareholder report expenses	35	22	16	28	14	15
Legal and audit fees	49	31	22	38	20	20
Trustees’ fees and expenses	22	14	10	18	9	9
Interest expense	1	1	-	2	-	-
Other	37	27	22	31	18	19
Total Expenses	8,167	7,102	5,630	8,771	5,000	4,193
Advisory Fee Waiver (1)	-	-	(351)	-	(620)	-
Net Expenses	8,167	7,102	5,279	8,771	4,380	4,193
NET INVESTMENT INCOME (LOSS)	19,633	10,464	2,209	13,341	7,510	(1,856)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	165,300	63,157	60,813	153,308	52,664	12,180
Futures contract transactions	-	(688)	(1,820)	(490)	(124)	-
Written option transactions	-	-	(947)	-	-	-
Foreign currency transactions	(150)	-	(8)	(3)	19	-
Net Realized Gain (Loss)	165,150	62,469	58,038	152,815	52,559	12,180

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities	(132,126)	(48,416)	(85,028)	(163,279)	(111,930)	(52,861)
Futures contracts	-	-	-	-	(159)	-
Written options	-	-	1,555	-	-	-
Foreign currencies	46	-	(56)	-	-	-
Change in Net Unrealized Appreciation (Depreciation)	(132,080)	(48,416)	(83,529)	(163,279)	(112,089)	(52,861)
NET GAIN (LOSS)	33,070	14,053	(25,491)	(10,464)	(59,530)	(40,681)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$52,703	$24,517	($23,282)	$2,877	($52,020)	($42,537)

Foreign taxes withheld on dividends and interest	$318	$8	$-	$2	$34	$-

(1)	Pacific Life Fund Advisors LLC waived a portion of its advisory fees for the Mid-Cap Growth and Small-Cap Equity Portfolios (see Note 6 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2015

(In thousands)

	Small-Cap Index Portfolio	Small-Cap Value Portfolio	Value Advantage Portfolio	Emerging Markets Portfolio	International Large-Cap Portfolio	International Small-Cap Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$11,628	$10,888	$21,498	$27,522	$55,636	$36,603
Interest, net of foreign taxes withheld	-	-	-	1	10	-
Total Investment Income	11,628	10,888	21,498	27,523	55,646	36,603

EXPENSES
Advisory fees	2,362	4,318	6,673	12,871	18,538	12,828
Service fees (Class I only, see Note 6 in Notes to Financial Statements)	880	404	40	741	1,027	144
Support services expenses	36	26	45	73	110	69
Custodian fees and expenses	29	26	23	502	179	139
Portfolio accounting and tax fees	95	88	87	303	305	201
Shareholder report expenses	20	13	25	36	62	37
Legal and audit fees	26	18	33	57	85	54
Trustees’ fees and expenses	12	9	14	24	34	23
Interest expense	-	-	-	3	5	8
Other	20	19	26	38	53	34
Total Expenses	3,480	4,921	6,966	14,648	20,398	13,537
Advisory Fee Waiver (1)	-	-	-	-	-	(306)
Net Expenses	3,480	4,921	6,966	14,648	20,398	13,231
NET INVESTMENT INCOME (LOSS)	8,148	5,967	14,532	12,875	35,248	23,372

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions (2)	55,636	60,344	41,478	(117,542)	137,221	98,774
Futures contract transactions	(63)	(1,061)	(194)	-	7	(3,045)
Foreign currency transactions	-	4	-	(871)	(378)	2,688
Net Realized Gain (Loss)	55,573	59,287	41,284	(118,413)	136,850	98,417

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities (3)	(115,066)	(80,328)	(107,885)	(123,187)	(166,223)	(60,969)
Futures contracts	(381)	-	-	-	-	-
Foreign currencies	-	(4)	-	(160)	(46)	(8)
Change in Net Unrealized Appreciation (Depreciation)	(115,447)	(80,332)	(107,885)	(123,347)	(166,269)	(60,977)
NET GAIN (LOSS)	(59,874)	(21,045)	(66,601)	(241,760)	(29,419)	37,440
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($51,726)	($15,078)	($52,069)	($228,885)	$5,829	$60,812

Foreign taxes withheld on dividends and interest	$5	$56	$20	$2,407	$5,412	$3,035

(1)	Pacific Life Fund Advisors LLC waived a portion of its advisory fees for the International Small-Cap Portfolio (see Note 6 in Notes to Financial Statements).
(2)	Net realized gain (loss) on investment security transactions for the Emerging Markets Portfolio is net of foreign capital gains tax withheld of $615.
(3)	Net change in net unrealized appreciation (depreciation) on investment securities for the Emerging Markets Portfolio is net of decrease in foreign capital gains tax of $414.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2015

(In thousands)

	International Value Portfolio	Health Sciences Portfolio	Real Estate Portfolio	Technology Portfolio	Absolute Return Portfolio (1)	Currency Strategies Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$31,314	$3,928	$22,750	$530	$-	$-
Interest, net of foreign taxes withheld	-	-	-	-	17,816	2,443
Total Investment Income	31,314	3,928	22,750	530	17,816	2,443

EXPENSES
Advisory fees	7,983	3,578	6,833	904	6,734	9,271
Service fees (Class I only, see Note 6 in Notes to Financial Statements) (2)	620	795	680	201	-	9
Support services expenses	55	18	37	5	38	64
Custodian fees and expenses	99	13	12	5	171	106
Portfolio accounting and tax fees	147	45	68	21	111	238
Shareholder report expenses	29	10	18	2	25	33
Legal and audit fees	43	13	25	3	28	50
Trustees’ fees and expenses	18	6	13	1	12	19
Interest expense	4	1	4	-	36	20
Offering expenses	-	-	-	-	27	-
Other	31	7	22	2	10	29
Total Expenses	9,029	4,486	7,712	1,144	7,192	9,839
Net Expenses	9,029	4,486	7,712	1,144	7,192	9,839
NET INVESTMENT INCOME (LOSS)	22,285	(558)	15,038	(614)	10,624	(7,396)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	(26,897)	62,660	80,529	442	(38,541)	(61,378)
Futures contract transactions	4,395	-	-	-	(11,927)	-
Swap transactions	-	-	-	-	2,096	-
Written option transactions	-	89	-	163	7,512	-
Foreign currency transactions	2,050	(308)	-	(2)	14,405	68,969
Net Realized Gain (Loss)	(20,452)	62,441	80,529	603	(26,455)	7,591

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities	239	(30,831)	(80,937)	(3,511)	(32,781)	26,133
Futures contracts	(408)	-	-	-	(15)	-
Swaps	-	-	-	-	3,926	-
Written options	-	-	-	34	-	-
Foreign currencies	1,693	69	-	-	(919)	(13,485)
Change in Net Unrealized Appreciation (Depreciation)	1,524	(30,762)	(80,937)	(3,477)	(29,789)	12,648
NET GAIN (LOSS)	(18,928)	31,679	(408)	(2,874)	(56,244)	20,239
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,357	$31,121	$14,630	($3,488)	($45,620)	$12,843

Foreign taxes withheld on dividends and interest	$3,311	$76	$-	$22	$380	$-

(1)	Operations commenced on April 27, 2015.
(2)	The service fees for the Absolute Return Portfolio are under $500, in full dollars, and are not shown on the above Statements of Operations due to rounding.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2015

(In thousands)

	Diversified Alternatives Portfolio (1)	Equity Long/Short Portfolio (2)	Global Absolute Return Portfolio	Pacific Dynamix – Conservative Growth Portfolio	Pacific Dynamix – Moderate Growth Portfolio	Pacific Dynamix – Growth Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$-	$9	$598	$-	$-	$-
Interest, net of foreign taxes withheld	-	396	80,365	-	-	-
Total Investment Income (3)	-	405	80,963	-	-	-

EXPENSES
Advisory fees	1	10,607	10,315	908	3,452	1,120
Service fees (Class I only, see Note 6 in Notes to Financial Statements)	1	4	26	908	3,452	1,120
Support services expenses (4)	-	41	58	20	79	25
Custodian fees and expenses (4)	-	68	1,048	-	-	-
Portfolio accounting and tax fees	5	163	219	33	32	32
Shareholder report expenses (4)	-	27	28	11	42	14
Legal and audit fees (4)	-	31	46	15	56	18
Trustees’ fees and expenses (4)	-	13	19	6	25	8
Interest expense	-	20	118	-	-	-
Offering expenses	2	39	-	-	-	-
Other (4)	-	10	28	5	20	6
Total Expenses	9	11,023	11,905	1,906	7,158	2,343
Advisory Fee Waiver (5)	-	(1,384)	-	-	-	-
Adviser Reimbursement (6)	(7)	-	-	(195)	(744)	(279)
Net Expenses	2	9,639	11,905	1,711	6,414	2,064
NET INVESTMENT INCOME (LOSS)	(2)	(9,234)	69,058	(1,711)	(6,414)	(2,064)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	-	-	(100,599)	-	-	-
Investment securities from affiliated mutual fund investments	(1)	-	-	6,061	12,776	7,690
Futures contract transactions	-	(38,954)	(26,196)	-	-	-
Swap transactions	-	171,866	25,650	-	-	-
Written option transactions	-	-	9,990	-	-	-
Foreign currency transactions	-	(11,611)	125,660	-	-	-
Forward bonds	-	-	(1,728)	-	-	-
Net Realized Gain (Loss)	(1)	121,301	32,777	6,061	12,776	7,690

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities (7)	-	(196)	(14,069)	-	-	-
Investment securities from affiliated mutual fund investments	1	-	-	(9,585)	(42,304)	(21,118)
Unfunded loan commitment	-	-	(16)	-	-	-
Short positions	-	-	197	-	-	-
Futures contracts	-	823	3,629	-	-	-
Swaps	-	85,386	(27,266)	-	-	-
Written options	-	-	12,367	-	-	-
Foreign currencies	-	1,737	(29,178)	-	-	-
Forward bonds	-	-	464	-	-	-
Change in Net Unrealized Appreciation (Depreciation)	1	87,750	(53,872)	(9,585)	(42,304)	(21,118)
NET GAIN (LOSS)	-	209,051	(21,095)	(3,524)	(29,528)	(13,428)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($2)	$199,817	$47,963	($5,235)	($35,942)	($15,492)

Foreign taxes withheld on dividends and interest	$-	$-	$11	$-	$-	$-

(1)	Operations commenced on October 30, 2015.
(2)	Operations commenced on April 27, 2015.
(3)	No dividends and capital gain distributions were received by the Diversified Alternatives, Pacific Dynamix — Conservative Growth, Pacific Dynamix — Moderate Growth, and Pacific Dynamix — Growth Portfolios from their underlying funds during the year or period ended December 31, 2015 under the current dividend and distributions policy (see Note 2B in Notes to Financial Statements).
(4)	The fees and/or expenses for the Diversified Alternatives Portfolio are under $500, in full dollars, and are not shown on the Statements of Operations due to rounding.
(5)	Pacific Life Fund Advisors LLC waived a portion of its advisory fees for the Equity Long/Short Portfolio (see Note 6 in Notes to Financial Statements).
(6)	Pacific Life Fund Advisors LLC reimbursed expenses for the Diversified Alternatives, Pacific Dynamix — Conservative Growth, Pacific Dynamix — Moderate Growth, and Pacific Dynamix — Growth Portfolios (see Note 7B in Notes to Financial Statements).
(7)	Net change in net unrealized appreciation (depreciation) on investment securities for the Global Absolute Return Portfolio is net of decrease in foreign capital gains tax of $31.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2015

(In thousands)

	Portfolio Optimization Conservative Portfolio	Portfolio Optimization Moderate- Conservative Portfolio	Portfolio Optimization Moderate Portfolio	Portfolio Optimization Growth Portfolio	Portfolio Optimization Aggressive- Growth Portfolio
INVESTMENT INCOME
Total Investment Income (1)	$-	$-	$-	$-	$-

EXPENSES
Advisory fees	2,279	3,978	13,972	11,664	2,517
Service fees (Class I only, see Note 6 in Notes to Financial Statements)	4,557	7,957	27,945	23,329	5,034
Support services expenses	102	179	627	525	113
Portfolio accounting and tax fees	39	41	44	46	41
Shareholder report expenses	52	92	324	270	58
Legal and audit fees	73	128	447	373	81
Trustees’ fees and expenses	33	57	201	167	36
Other	29	51	180	150	32
Total Expenses	7,164	12,483	43,740	36,524	7,912
Net Expenses	7,164	12,483	43,740	36,524	7,912
NET INVESTMENT INCOME (LOSS)	(7,164)	(12,483)	(43,740)	(36,524)	(7,912)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment securities from affiliated mutual fund investments	61,385	119,715	492,114	514,920	99,513
Net Realized Gain (Loss)	61,385	119,715	492,114	514,920	99,513

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities from affiliated mutual fund investments	(49,499)	(115,719)	(471,977)	(492,167)	(108,369)
Change in Net Unrealized Appreciation (Depreciation)	(49,499)	(115,719)	(471,977)	(492,167)	(108,369)
NET GAIN (LOSS)	11,886	3,996	20,137	22,753	(8,856)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,722	($8,487)	($23,603)	($13,771)	($16,768)

(1)	No dividends and capital gains distributions were received by any of the funds above from their underlying funds for the year ended December 31, 2015 under the current dividend and distribution policy (see Note 2B in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS

(In thousands)

	Year/Period Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
	Core Income Portfolio (1)		Diversified Bond Portfolio		Floating Rate Income Portfolio
OPERATIONS
Net investment income (loss)	$8,168		$119,099	$107,936	$17,976	$14,966
Net realized gain (loss)	(6,472)		76,543	51,505	(13,401)	29
Change in net unrealized appreciation (depreciation)	(15,484)		(147,831)	72,588	(1,404)	(13,670)
Net Increase (Decrease) in Net Assets Resulting from Operations	(13,788)		47,811	232,029	3,171	1,325
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	2,915		69,963	149,745	23,516	28,157
Class P	428,598		181,084	928,984	91,274	104,806
Cost of shares repurchased
Class I	(566)		(39,703)	(42,744)	(9,956)	(13,147)
Class P	(24,648)		(500,295)	(341,602)	(38,262)	(18,606)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	406,299		(288,951)	694,383	66,572	101,210
NET INCREASE (DECREASE) IN NET ASSETS	392,511		(241,140)	926,412	69,743	102,535
NET ASSETS
Beginning of Year or Period	-		3,857,281	2,930,869	388,626	286,091
End of Year or Period	$392,511		$3,616,141	$3,857,281	$458,369	$388,626
Undistributed/Accumulated Net Investment Income (Loss)	N/A		N/A	$104,991	N/A	$14,964

	Floating Rate Loan Portfolio		High Yield Bond Portfolio		Inflation Managed Portfolio
OPERATIONS
Net investment income (loss)	$29,536	$28,625	$65,403	$68,557	$4,005	$33,941
Net realized gain (loss)	(7,816)	(1,505)	(33,084)	12,325	(37,311)	21,241
Change in net unrealized appreciation (depreciation)	(29,278)	(19,416)	(84,056)	(71,306)	22,090	(8,926)
Net Increase (Decrease) in Net Assets Resulting from Operations	(7,558)	7,704	(51,737)	9,576	(11,216)	46,256
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	25,512	30,923	74,094	119,695	14,075	27,935
Class P	88,446	117,895	124,820	5,808	572	179,290
Cost of shares repurchased
Class I	(37,196)	(44,210)	(126,165)	(159,575)	(69,117)	(104,917)
Class P	(80,656)	(121,721)	(77,686)	(112,504)	(430,492)	(285,732)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(3,894)	(17,113)	(4,937)	(146,576)	(484,962)	(183,424)
NET INCREASE (DECREASE) IN NET ASSETS	(11,452)	(9,409)	(56,674)	(137,000)	(496,178)	(137,168)
NET ASSETS
Beginning of Year	736,592	746,001	1,098,182	1,235,182	1,196,699	1,333,867
End of Year	$725,140	$736,592	$1,041,508	$1,098,182	$700,521	$1,196,699
Undistributed/Accumulated Net Investment Income (Loss)	N/A	$28,578	N/A	$68,446	N/A	$30,277

(1)	Operations commenced on April 27, 2015.
N/A	Not applicable to the funds electing partnership treatment for Federal income tax purposes (see Note 13 in the Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

(In thousands)

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
	Inflation Strategy Portfolio		Managed Bond Portfolio		Short Duration Bond Portfolio
OPERATIONS
Net investment income (loss)	($3,573)	$3,938	$89,224	$87,448	$18,128	$26,579
Net realized gain (loss)	6,066	4,351	22,659	105,843	4,799	1,337
Change in net unrealized appreciation (depreciation)	310	17,548	(86,600)	9,458	(9,049)	(9,029)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,803	25,837	25,283	202,749	13,878	18,887
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	5,977	8,619	46,114	60,131	70,576	115,733
Class P	642	4,162	107,299	95,199	18,764	11,808
Cost of shares repurchased
Class I	(6,634)	(7,661)	(193,022)	(370,464)	(53,039)	(48,893)
Class P	(479,060)	(257,317)	(300,277)	(1,103,638)	(1,118,094)	(144,020)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(479,075)	(252,197)	(339,886)	(1,318,772)	(1,081,793)	(65,372)
NET INCREASE (DECREASE) IN NET ASSETS	(476,272)	(226,360)	(314,603)	(1,116,023)	(1,067,915)	(46,485)
NET ASSETS
Beginning of Year	739,928	966,288	3,457,713	4,573,736	2,202,542	2,249,027
End of Year	$263,656	$739,928	$3,143,110	$3,457,713	$1,134,627	$2,202,542
Undistributed/Accumulated Net Investment Income (Loss)	N/A	$17,720	N/A	$100,113	N/A	$23,782

	Emerging Markets Debt Portfolio		Comstock Portfolio		Dividend Growth Portfolio
OPERATIONS
Net investment income (loss)	$65,563	$62,916	$21,415	$28,279	$10,198	$11,492
Net realized gain (loss)	(100,389)	(25,182)	182,592	296,829	183,856	64,548
Change in net unrealized appreciation (depreciation)	11,839	(89,089)	(273,708)	(180,770)	(170,252)	35,327
Net Increase (Decrease) in Net Assets Resulting from Operations	(22,987)	(51,355)	(69,701)	144,338	23,802	111,367
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	6,210	7,928	22,726	58,752	24,606	41,607
Class P	7,104	381,056	5,900	207,072	5,914	104,920
Cost of shares repurchased
Class I	(7,447)	(5,909)	(25,308)	(41,833)	(29,165)	(22,373)
Class P	(358,830)	(84,678)	(351,649)	(542,210)	(378,920)	(87,473)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(352,963)	298,397	(348,331)	(318,219)	(377,565)	36,681
NET INCREASE (DECREASE) IN NET ASSETS	(375,950)	247,042	(418,032)	(173,881)	(353,763)	148,048
NET ASSETS
Beginning of Year	1,218,298	971,256	1,641,520	1,815,401	1,041,082	893,034
End of Year	$842,348	$1,218,298	$1,223,488	$1,641,520	$687,319	$1,041,082
Undistributed/Accumulated Net Investment Income (Loss)	N/A	$38,019	N/A	N/A	N/A	N/A

N/A	Not applicable to the funds electing partnership treatment for Federal income tax purposes (see Note 13 in the Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

(In thousands)

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
	Equity Index Portfolio		Focused Growth Portfolio		Growth Portfolio
OPERATIONS
Net investment income (loss)	$39,304	$25,232	($193)	($307)	$2,270	$2,592
Net realized gain (loss)	117,146	23,957	11,928	25,718	57,331	71,657
Change in net unrealized appreciation (depreciation)	(129,345)	144,769	535	(14,372)	23,539	17,806
Net Increase (Decrease) in Net Assets Resulting from Operations	27,105	193,958	12,270	11,039	83,140	92,055
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	305,893	178,961	44,401	18,100	34,522	11,587
Class P	1,012	708,593	-	-	136,991	89,695
Cost of shares repurchased
Class I	(172,461)	(116,171)	(22,602)	(32,891)	(66,147)	(67,830)
Class P	(242,517)	(52,973)	-	-	(151,447)	(44,915)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(108,073)	718,410	21,799	(14,791)	(46,081)	(11,463)
NET INCREASE (DECREASE) IN NET ASSETS	(80,968)	912,368	34,069	(3,752)	37,059	80,592
NET ASSETS
Beginning of Year	2,090,167	1,177,799	122,061	125,813	1,108,726	1,028,134
End of Year	$2,009,199	$2,090,167	$156,130	$122,061	$1,145,785	$1,108,726
Undistributed/Accumulated Net Investment Income (Loss)	N/A	N/A	N/A	N/A	N/A	N/A

	Large-Cap Growth Portfolio		Large-Cap Value Portfolio		Long/Short Large-Cap Portfolio
OPERATIONS
Net investment income (loss)	($421)	($39)	$32,441	$53,516	$6,232	$9,307
Net realized gain (loss)	82,940	175,752	226,581	345,697	139,903	305,307
Change in net unrealized appreciation (depreciation)	(2,569)	(70,215)	(310,623)	(140,193)	(179,101)	(101,817)
Net Increase (Decrease) in Net Assets Resulting from Operations	79,950	105,498	(51,601)	259,020	(32,966)	212,797
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	46,883	28,599	27,532	33,010	10,597	27,477
Class P	55,840	162,200	15,289	295,926	1,986	221,957
Cost of shares repurchased
Class I	(25,711)	(36,580)	(48,318)	(64,173)	(20,848)	(9,202)
Class P	(267,189)	(223,132)	(440,696)	(638,450)	(274,201)	(403,774)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(190,177)	(68,913)	(446,193)	(373,687)	(282,466)	(163,542)
NET INCREASE (DECREASE) IN NET ASSETS	(110,227)	36,585	(497,794)	(114,667)	(315,432)	49,255
NET ASSETS
Beginning of Year	1,315,581	1,278,996	2,385,053	2,499,720	1,520,095	1,470,840
End of Year	$1,205,354	$1,315,581	$1,887,259	$2,385,053	$1,204,663	$1,520,095
Undistributed/Accumulated Net Investment Income (Loss)	N/A	N/A	N/A	N/A	N/A	N/A

N/A	Not applicable to the funds electing partnership treatment for Federal income tax purposes (see Note 13 in the Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

(In thousands)

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
	Main Street Core Portfolio		Mid-Cap Equity Portfolio		Mid-Cap Growth Portfolio
OPERATIONS
Net investment income (loss)	$19,633	$16,610	$10,464	$4,134	$2,209	$1,345
Net realized gain (loss)	165,150	274,415	62,469	185,586	58,038	43,744
Change in net unrealized appreciation (depreciation)	(132,080)	(127,121)	(48,416)	(141,593)	(83,529)	27,428
Net Increase (Decrease) in Net Assets Resulting from Operations	52,703	163,904	24,517	48,127	(23,282)	72,517
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	14,392	26,316	27,348	19,295	31,032	30,874
Class P	14,669	158,369	2,317	11,975	1,674	49,647
Cost of shares repurchased
Class I	(70,404)	(129,424)	(40,136)	(65,516)	(33,953)	(32,269)
Class P	(221,978)	(183,420)	(226,891)	(157,985)	(268,560)	(95,654)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(263,321)	(128,159)	(237,362)	(192,231)	(269,807)	(47,402)
NET INCREASE (DECREASE) IN NET ASSETS	(210,618)	35,745	(212,845)	(144,104)	(293,089)	25,115
NET ASSETS
Beginning of Year	1,590,895	1,555,150	1,059,708	1,203,812	872,857	847,742
End of Year	$1,380,277	$1,590,895	$846,863	$1,059,708	$579,768	$872,857
Undistributed/Accumulated Net Investment Income (Loss)	N/A	N/A	N/A	N/A	N/A	N/A

	Mid-Cap Value Portfolio		Small-Cap Equity Portfolio		Small-Cap Growth Portfolio
OPERATIONS
Net investment income (loss)	$13,341	$13,326	$7,510	$7,100	($1,856)	($2,114)
Net realized gain (loss)	152,815	191,912	52,559	170,881	12,180	95,424
Change in net unrealized appreciation (depreciation)	(163,279)	(116,420)	(112,089)	(171,297)	(52,861)	(80,650)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,877	88,818	(52,020)	6,684	(42,537)	12,660
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	16,857	29,112	8,562	13,060	32,331	24,079
Class P	14,781	65,896	121,162	1,288	29,572	148,405
Cost of shares repurchased
Class I	(22,095)	(43,213)	(12,283)	(15,462)	(30,897)	(42,619)
Class P	(312,788)	(184,527)	(72,999)	(448,609)	(118,494)	(60,714)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(303,245)	(132,732)	44,442	(449,723)	(87,488)	69,151
NET INCREASE (DECREASE) IN NET ASSETS	(300,368)	(43,914)	(7,578)	(443,039)	(130,025)	81,811
NET ASSETS
Beginning of Year	1,337,058	1,380,972	594,957	1,037,996	657,956	576,145
End of Year	$1,036,690	$1,337,058	$587,379	$594,957	$527,931	$657,956
Undistributed/Accumulated Net Investment Income (Loss)	N/A	N/A	N/A	N/A	N/A	N/A

N/A	Not applicable to the funds electing partnership treatment for Federal income tax purposes (see Note 13 in the Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

(In thousands)

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
	Small-Cap Index Portfolio		Small-Cap Value Portfolio		Value Advantage Portfolio
OPERATIONS
Net investment income (loss)	$8,148	$6,305	$5,967	$10,261	$14,532	$16,811
Net realized gain (loss)	55,573	87,484	59,287	125,244	41,284	40,491
Change in net unrealized appreciation (depreciation)	(115,447)	(69,099)	(80,332)	(97,078)	(107,885)	58,845
Net Increase (Decrease) in Net Assets Resulting from Operations	(51,726)	24,690	(15,078)	38,427	(52,069)	116,147
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	45,253	36,128	21,437	17,604	7,945	25,791
Class P	296,364	1,057	1,282	259,899	297,218	11,562
Cost of shares repurchased
Class I	(71,547)	(110,826)	(35,376)	(34,881)	(13,309)	(7,814)
Class P	(52,394)	(126,884)	(260,854)	(85,987)	(129,414)	(103,426)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	217,676	(200,525)	(273,511)	156,635	162,440	(73,887)
NET INCREASE (DECREASE) IN NET ASSETS	165,950	(175,835)	(288,589)	195,062	110,371	42,260
NET ASSETS
Beginning of Year	628,176	804,011	734,613	539,551	884,921	842,661
End of Year	$794,126	$628,176	$446,024	$734,613	$995,292	$884,921
Undistributed/Accumulated Net Investment Income (Loss)	N/A	N/A	N/A	N/A	N/A	N/A

	Emerging Markets Portfolio		International Large-Cap Portfolio		International Small-Cap Portfolio
OPERATIONS
Net investment income (loss)	$12,875	$16,433	$35,248	$30,875	$23,372	$23,578
Net realized gain (loss)	(118,413)	114,452	136,850	49,884	98,417	145,662
Change in net unrealized appreciation (depreciation)	(123,347)	(211,055)	(166,269)	(184,361)	(60,977)	(192,633)
Net Increase (Decrease) in Net Assets Resulting from Operations	(228,885)	(80,170)	5,829	(103,602)	60,812	(23,393)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	43,943	61,553	59,187	62,783	33,959	16,834
Class P	72,478	175,826	71,965	977,369	491,130	462
Cost of shares repurchased
Class I	(65,282)	(98,373)	(62,790)	(74,520)	(18,579)	(15,703)
Class P	(123,704)	(141,224)	(292,586)	(106,337)	(207,217)	(192,279)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(72,565)	(2,218)	(224,224)	859,295	299,293	(190,686)
NET INCREASE (DECREASE) IN NET ASSETS	(301,450)	(82,388)	(218,395)	755,693	360,105	(214,079)
NET ASSETS
Beginning of Year	1,717,263	1,799,651	2,440,527	1,684,834	1,214,698	1,428,777
End of Year	$1,415,813	$1,717,263	$2,222,132	$2,440,527	$1,574,803	$1,214,698
Undistributed/Accumulated Net Investment Income (Loss)	N/A	$14,496	N/A	$30,186	N/A	$19,585

N/A	Not applicable to the funds electing partnership treatment for Federal income tax purposes (see Note 13 in the Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

(In thousands)

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year/Period Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
	International Value Portfolio		Health Sciences Portfolio		Real Estate Portfolio
OPERATIONS
Net investment income (loss)	$22,285	$45,920	($558)	($747)	$15,038	$16,977
Net realized gain (loss)	(20,452)	82,335	62,441	84,684	80,529	219,153
Change in net unrealized appreciation (depreciation)	1,524	(257,464)	(30,762)	(20,214)	(80,937)	32,657
Net Increase (Decrease) in Net Assets Resulting from Operations	3,357	(129,209)	31,121	63,723	14,630	268,787
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	24,299	20,129	77,877	57,449	45,217	68,833
Class P	4,745	439,328	-	-	101,393	439
Cost of shares repurchased
Class I	(30,087)	(36,337)	(49,985)	(46,719)	(106,361)	(63,610)
Class P	(323,583)	(194,586)	-	-	(133,216)	(479,835)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(324,626)	228,534	27,892	10,730	(92,967)	(474,173)
NET INCREASE (DECREASE) IN NET ASSETS	(321,269)	99,325	59,013	74,453	(78,337)	(205,386)
NET ASSETS
Beginning of Year	1,372,968	1,273,643	342,457	268,004	872,793	1,078,179
End of Year	$1,051,699	$1,372,968	$401,470	$342,457	$794,456	$872,793
Undistributed/Accumulated Net Investment Income (Loss)	N/A	$44,237	N/A	N/A	N/A	N/A

	Technology Portfolio		Absolute Return Portfolio (1)		Currency Strategies Portfolio
OPERATIONS
Net investment income (loss)	($614)	($463)	$10,624		($7,396)	($9,009)
Net realized gain (loss)	603	15,356	(26,455)		7,591	98,950
Change in net unrealized appreciation (depreciation)	(3,477)	(6,639)	(29,789)		12,648	(18,078)
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,488)	8,254	(45,620)		12,843	71,863
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	23,758	22,063	688		1,695	3,513
Class P	-	-	1,324,159		3,924	289,586
Cost of shares repurchased
Class I	(14,321)	(19,513)	(187)		(2,240)	(1,745)
Class P	-	-	(85,630)		(460,152)	(60,303)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	9,437	2,550	1,239,030		(456,773)	231,051
NET INCREASE (DECREASE) IN NET ASSETS	5,949	10,804	1,193,410		(443,930)	302,914
NET ASSETS
Beginning of Year or Period	93,806	83,002	–		1,734,211	1,431,297
End of Year or Period	$99,755	$93,806	$1,193,410		$1,290,281	$1,734,211
Undistributed/Accumulated Net Investment Income (Loss)	N/A	N/A	N/A		N/A	$88,923

(1)	Operations commenced on April 27, 2015.
N/A	Not applicable to the funds electing partnership treatment for Federal income tax purposes (see Note 13 in the Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

(In thousands)

	Year/Period Ended December 31, 2015	Year Ended December 31, 2014	Year/Period Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
	Diversified Alternatives Portfolio (1)		Equity Long/Short Portfolio (2)		Global Absolute Return Portfolio
OPERATIONS
Net investment income (loss)	($2)		($9,234)		$69,058	$82,779
Net realized gain (loss)	(1)		121,301		32,777	26,647
Change in net unrealized appreciation (depreciation)	1		87,750		(53,872)	(9,923)
Net Increase (Decrease) in Net Assets Resulting from Operations	(2)		199,817		47,963	99,503
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	2,026		15,251		6,078	5,290
Class P	-		1,381,783		25,598	2,989
Cost of shares repurchased
Class I	-		(567)		(2,974)	(2,418)
Class P	-		(259,514)		(490,542)	(503,906)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	2,026		1,136,953		(461,840)	(498,045)
NET INCREASE (DECREASE) IN NET ASSETS	2,024		1,336,770		(413,877)	(398,542)
NET ASSETS
Beginning of Year or Period	–		–		1,545,188	1,943,730
End of Year or Period	$2,024		$1,336,770		$1,131,311	$1,545,188
Undistributed/Accumulated Net Investment Income (Loss)	N/A		N/A		N/A	$89,326

	Pacific Dynamix – Conservative Growth Portfolio		Pacific Dynamix – Moderate Growth Portfolio		Pacific Dynamix – Growth Portfolio
OPERATIONS
Net investment income (loss)	($1,711)	($1,480)	($6,414)	($5,117)	($2,064)	($1,746)
Net realized gain (loss)	6,061	2,982	12,776	4,448	7,690	6,677
Change in net unrealized appreciation (depreciation)	(9,585)	19,112	(42,304)	72,989	(21,118)	20,226
Net Increase (Decrease) in Net Assets Resulting from Operations	(5,235)	20,614	(35,942)	72,320	(15,492)	25,157
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class I	65,107	93,534	267,756	368,127	94,041	106,604
Cost of shares repurchased - Class I	(42,592)	(15,277)	(18,651)	(11,687)	(28,786)	(25,660)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	22,515	78,257	249,105	356,440	65,255	80,944
NET INCREASE (DECREASE) IN NET ASSETS	17,280	98,871	213,163	428,760	49,763	106,101
NET ASSETS
Beginning of Year	441,650	342,779	1,580,279	1,151,519	524,769	418,668
End of Year	$458,930	$441,650	$1,793,442	$1,580,279	$574,532	$524,769
Undistributed/Accumulated Net Investment Income (Loss)	N/A	N/A	N/A	N/A	N/A	N/A

(1)	Operations commenced on October 30, 2015.
(2)	Operations commenced on April 27, 2015.
N/A	Not applicable to the funds electing partnership treatment for Federal income tax purposes (see Note 13 in the Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

(In thousands)

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
	Portfolio Optimization Conservative Portfolio		Portfolio Optimization Moderate-Conservative Portfolio		Portfolio Optimization Moderate Portfolio
OPERATIONS
Net investment income (loss)	($7,164)	($8,248)	($12,483)	($13,661)	($43,740)	($48,497)
Net realized gain (loss)	61,385	68,696	119,715	89,442	492,114	571,218
Change in net unrealized appreciation (depreciation)	(49,499)	30,842	(115,719)	97,602	(471,977)	180,084
Net Increase (Decrease) in Net Assets Resulting from Operations	4,722	91,290	(8,487)	173,383	(23,603)	702,805
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class I	95,791	108,275	58,979	83,197	34,193	52,006
Cost of shares repurchased - Class I	(403,572)	(615,398)	(543,022)	(565,861)	(1,986,829)	(1,812,927)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(307,781)	(507,123)	(484,043)	(482,664)	(1,952,636)	(1,760,921)
NET INCREASE (DECREASE) IN NET ASSETS	(303,059)	(415,833)	(492,530)	(309,281)	(1,976,239)	(1,058,116)
NET ASSETS
Beginning of Year	2,422,841	2,838,674	4,196,686	4,505,967	14,825,332	15,883,448
End of Year	$2,119,782	$2,422,841	$3,704,156	$4,196,686	$12,849,093	$14,825,332
Undistributed/Accumulated Net Investment Income (Loss)	N/A	N/A	N/A	N/A	N/A	N/A

	Portfolio Optimization Growth Portfolio		Portfolio Optimization Aggressive-Growth Portfolio
OPERATIONS
Net investment income (loss)	($36,524)	($40,454)	($7,912)	($8,711)
Net realized gain (loss)	514,920	560,081	99,513	139,800
Change in net unrealized appreciation (depreciation)	(492,167)	120,490	(108,369)	11,654
Net Increase (Decrease) in Net Assets Resulting from Operations	(13,771)	640,117	(16,768)	142,743
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class I	28,395	55,033	20,690	17,448
Cost of shares repurchased - Class I	(1,556,514)	(1,761,870)	(330,856)	(397,298)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(1,528,119)	(1,706,837)	(310,166)	(379,850)
NET INCREASE (DECREASE) IN NET ASSETS	(1,541,890)	(1,066,720)	(326,934)	(237,107)
NET ASSETS
Beginning of Year	12,300,634	13,367,354	2,639,423	2,876,530
End of Year	$10,758,744	$12,300,634	$2,312,489	$2,639,423
Undistributed/Accumulated Net Investment Income (Loss)	N/A	N/A	N/A	N/A

N/A	Not applicable to the funds electing partnership treatment for Federal income tax purposes (see Note 13 in the Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CASH FLOWS (1)

FOR THE YEAR ENDED DECEMBER 31, 2015

(In thousands)

	Inflation Managed Portfolio	Long/Short Large-Cap Portfolio
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from operations	($11,216)	($32,966)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchases of long-term securities	(753,750)	(2,214,913)
Proceeds from disposition of long-term securities	1,260,397	2,687,575
Purchases to cover securities sold short	-	(871,684)
Proceeds from securities sold short	-	674,730
Proceeds (purchases) of short-term securities, net	307,877	(2,436)
Proceeds (purchases) of foreign currency transactions	29,128	-
(Increase) decrease in swaps premiums	(586)	-
(Increase) decrease in cash collateral received for securities on loan (2)	-	132,072
(Increase) decrease in dividends and interest receivable	4,172	7
(Increase) decrease in receivable for securities sold	(66,770)	48,725
(Increase) decrease in variation margin	(196)	4
Increase (decrease) in payable upon return of securities loaned	-	(132,072)
Increase (decrease) in payable for securities purchased	937	(44,728)
Increase (decrease) in payable due to brokers	(4,764)	-
Increase (decrease) in accrued advisory fees	(172)	(253)
Increase (decrease) in accrued service fees	2	-
Increase (decrease) in accrued support service expenses	2	8
Increase (decrease) in accrued custodian, and portfolio accounting and tax fees	(8)	(1)
Increase (decrease) in accrued shareholder report expenses	(3)	3
Increase (decrease) in accrued trustees’ fees and expenses and deferred compensation	-	2
Increase (decrease) in accrued dividends and interest payable (3)	16	(280)
Increase (decrease) in accrued other payable	(7)	1
Change in net unrealized (appreciation) depreciation on investments securities	(15,265)	178,768
Change in net unrealized (appreciation) depreciation on written options	(920)	-
Change in net unrealized (appreciation) depreciation on foreign currencies	5,083	-
Change in net unrealized (appreciation) depreciation on swaps (4)	(1,349)	-
Net realized (gain) loss on investment securities	44,325	(138,143)
Net realized (gain) loss on written options	(1,451)	-
Net realized (gain) loss on foreign currency	(28,323)	-
Net amortization on investments	4,043	-
Net cash provided by (used in) operating activities	771,202	284,419

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	14,657	12,579
Payments on shares redeemed	(500,332)	(297,187)
Increase (decrease) in payable for reverse repurchase agreements	36,472	-
Increase (decrease) in payable for sale-buyback financing transactions	(318,607)	-
Net cash used in financing activities	(767,810)	(284,608)

NET INCREASE (DECREASE) IN CASH AND FOREIGN CURRENCY	3,392	(189)

CASH AND FOREIGN CURRENCY:
Beginning of Year	2,884	1,428
End of Year	$6,276	$1,239

(1)	Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amounts shown in the Statement of Cash Flows are the amount included within the Statements of Assets and Liabilities and include cash and foreign currency, if any, on hand at the custodian bank and do not include any short-term investments. The Inflation Managed and Long/Short Large-Cap Portfolios have not met the exemption criteria under the Financial Accounting Standards Board Accounting Standards Codification Topic 230, Statement of Cash Flows, and therefore includes a Statement of Cash Flows. All other portfolios have met the exemption criteria.
(2)	Cash collateral is received by the Long/Short Large-Cap Portfolio for securities on loan which is used as collateral to cover securities sold short and is therefore uninvested (see Note 8 in Notes to Financial Statements).
(3)	Interest paid by the Inflation Managed and the Long/Short Large-Cap Portfolios were $1,318 and $2,577 respectively.
(4)	Excludes centrally cleared swaps included in variation margin.

See Notes to Financial Statements

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (2)
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Core Income
Class I
2015 (6)	$10.00	$0.19	($0.53)	($0.34)	$-	$-	$-	$9.66	0.73%	0.73%	2.87%	(3.43%)	$2,318	42%
Class P
2015 (6)	10.00	0.20	(0.53)	(0.33)	-	-	-	9.67	0.55%	0.55%	2.96%	(3.30%)	390,193	42%
Diversified Bond
Class I
2015	$8.72	$0.27	($0.17)	$0.10	$-	$-	$-	$8.82	0.64%	0.64%	3.00%	1.05%	$244,154	224%
2014	8.10	0.27	0.35	0.62	-	-	-	8.72	0.63%	0.63%	3.17%	7.69%	211,788	259%
2013	8.20	0.24	(0.34)	(0.10)	-	-	-	8.10	0.63%	0.63%	2.91%	(1.15%)	96,448	253%
2012	7.86	0.24	0.41	0.65	(0.24)	(0.07)	(0.31)	8.20	0.64%	0.64%	2.89%	8.37%	113,422	366%
2011	10.01	0.34	0.25	0.59	(2.74)	-	(2.74)	7.86	0.66%	0.66%	3.36%	5.94%	106,167	701%
Class P
2015	11.67	0.38	(0.23)	0.15	-	-	-	11.82	0.44%	0.44%	3.19%	1.25%	3,371,987	224%
2014	10.82	0.39	0.46	0.85	-	-	-	11.67	0.43%	0.43%	3.39%	7.91%	3,645,493	259%
2013	10.92	0.34	(0.44)	(0.10)	-	-	-	10.82	0.43%	0.43%	3.11%	(0.95%)	2,834,421	253%
2012	10.44	0.33	0.56	0.89	(0.34)	(0.07)	(0.41)	10.92	0.45%	0.45%	3.08%	8.58%	3,140,370	366%
2011 (7)	10.24	0.23	0.16	0.39	(0.19)	-	(0.19)	10.44	0.45%	0.45%	3.36%	3.85%	2,949,455	701%
Floating Rate Income
Class I
2015	$10.27	$0.40	($0.31)	$0.09	$-	$-	$-	$10.36	0.91%	0.91%	3.87%	0.86%	$46,950	59%
2014	10.23	0.41	(0.37)	0.04	-	-	-	10.27	0.93%	0.93%	4.00%	0.41%	33,205	82%
2013 (8)	10.00	0.25	(0.02)	0.23	-	-	-	10.23	0.94%	0.94%	3.63%	2.28%	18,220	117%
Class P
2015	10.30	0.43	(0.32)	0.11	-	-	-	10.41	0.71%	0.71%	4.06%	1.06%	411,419	59%
2014	10.24	0.44	(0.38)	0.06	-	-	-	10.30	0.73%	0.73%	4.19%	0.61%	355,421	82%
2013 (8)	10.00	0.24	- (9)	0.24	-	-	-	10.24	0.74%	0.74%	3.62%	2.41%	267,871	117%
Floating Rate Loan
Class I
2015	$6.17	$0.23	($0.30)	($0.07)	$-	$-	$-	$6.10	1.03%	0.93%	3.76%	(1.01%)	$130,722	31%
2014	6.12	0.22	(0.17)	0.05	-	-	-	6.17	1.04%	0.94%	3.59%	0.84%	143,819	29%
2013	5.85	0.26	0.01	0.27	-	-	-	6.12	1.03%	0.93%	4.24%	4.53%	155,736	120%
2012	5.70	0.28	0.17	0.45	(0.30)	-	(0.30)	5.85	1.01%	0.91%	4.82%	8.10%	85,212	152%
2011	7.50	0.47	(0.29)	0.18	(1.98)	-	(1.98)	5.70	1.02%	0.92%	6.22%	2.50%	79,461	81%
Class P
2015	8.11	0.33	(0.40)	(0.07)	-	-	-	8.04	0.83%	0.73%	3.96%	(0.82%)	594,418	31%
2014	8.03	0.31	(0.23)	0.08	-	-	-	8.11	0.84%	0.74%	3.79%	1.04%	592,773	29%
2013	7.66	0.36	0.01	0.37	-	-	-	8.03	0.82%	0.72%	4.59%	4.74%	590,265	120%
2012	7.45	0.38	0.22	0.60	(0.39)	-	(0.39)	7.66	0.81%	0.71%	5.02%	8.31%	883,978	152%
2011 (7)	7.67	0.26	(0.24)	0.02	(0.24)	-	(0.24)	7.45	0.79%	0.69%	5.14%	0.32%	972,895	81%
High Yield Bond
Class I
2015	$6.79	$0.39	($0.71)	($0.32)	$-	$-	$-	$6.47	0.63%	0.63%	5.66%	(4.64%)	$283,940	42%
2014	6.76	0.39	(0.36)	0.03	-	-	-	6.79	0.63%	0.63%	5.65%	0.37%	349,435	55%
2013	6.31	0.39	0.06	0.45	-	-	-	6.76	0.63%	0.63%	5.94%	7.25%	387,277	107%
2012	5.87	0.40	0.48	0.88	(0.44)	-	(0.44)	6.31	0.64%	0.64%	6.52%	15.30%	399,742	98%
2011	6.41	0.48	(0.26)	0.22	(0.76)	-	(0.76)	5.87	0.64%	0.64%	7.33%	3.42%	340,009	91%
Class P
2015	7.37	0.44	(0.77)	(0.33)	-	-	-	7.04	0.43%	0.43%	5.86%	(4.45%)	757,568	42%
2014	7.32	0.44	(0.39)	0.05	-	-	-	7.37	0.43%	0.43%	5.85%	0.57%	748,747	55%
2013	6.82	0.43	0.07	0.50	-	-	-	7.32	0.43%	0.43%	6.14%	7.46%	847,905	107%
2012	6.34	0.45	0.51	0.96	(0.48)	-	(0.48)	6.82	0.44%	0.44%	6.75%	15.53%	899,379	98%
2011 (7)	6.76	0.31	(0.43)	(0.12)	(0.30)	-	(0.30)	6.34	0.43%	0.43%	7.32%	(1.79%)	1,023,563	91%

See Notes to Financial Statements	See explanation of references on page C-36

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (2)
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Inflation Managed
Class I
2015	$9.99	$0.07	($0.38)	($0.31)	$-	$-	$-	$9.68	0.80%	0.80%	0.66%	(3.06%)	$376,279	63%
2014	9.68	0.24	0.07	0.31	-	-	-	9.99	0.70%	0.70%	2.35%	3.11%	443,251	57%
2013	10.63	0.11	(1.06)	(0.95)	-	-	-	9.68	0.70%	0.70%	1.04%	(8.92%)	504,243	38%
2012	11.85	0.29	0.80	1.09	(0.29)	(2.02)	(2.31)	10.63	0.74%	0.74%	2.62%	9.87%	715,700	50%
2011	11.80	0.32	1.03	1.35	(0.75)	(0.55)	(1.30)	11.85	0.64%	0.64%	2.68%	11.85%	686,265	430%
Class P
2015	11.24	0.03	(0.35)	(0.32)	-	-	-	10.92	0.60%	0.60%	0.27%	(2.87%)	324,242	63%
2014	10.88	0.29	0.07	0.36	-	-	-	11.24	0.50%	0.50%	2.59%	3.32%	753,448	57%
2013	11.92	0.14	(1.18)	(1.04)	-	-	-	10.88	0.50%	0.50%	1.26%	(8.74%)	829,624	38%
2012	13.09	0.29	0.94	1.23	(0.38)	(2.02)	(2.40)	11.92	0.50%	0.50%	2.31%	10.09%	889,728	50%
2011 (7)	12.36	0.15	0.70	0.85	(0.12)	-	(0.12)	13.09	0.43%	0.43%	1.69%	6.94%	2,086,142	430%
Inflation Strategy
Class I
2015	$10.02	($0.07)	($0.25)	($0.32)	$-	$-	$-	$9.70	0.63%	0.63%	(0.65%)	(3.21%)	$19,249	528%
2014	9.79	0.02	0.21	0.23	-	-	-	10.02	0.59%	0.59%	0.18%	2.33%	20,570	157%
2013	10.82	- (9)	(1.03)	(1.03)	-	-	-	9.79	0.59%	0.59%	0.03%	(9.47%)	19,196	142%
2012	10.33	0.06	0.51	0.57	(0.04)	(0.04)	(0.08)	10.82	0.58%	0.58%	0.55%	5.51%	24,847	152%
2011 (10)	10.00	0.14	0.66	0.80	(0.29)	(0.18)	(0.47)	10.33	0.58%	0.58%	2.08%	8.08%	19,509	226%
Class P
2015	10.18	(0.09)	(0.21)	(0.30)	-	-	-	9.88	0.42%	0.42%	(0.85%)	(3.02%)	244,407	528%
2014	9.93	0.05	0.20	0.25	-	-	-	10.18	0.39%	0.39%	0.45%	2.53%	719,358	157%
2013	10.95	0.02	(1.04)	(1.02)	-	-	-	9.93	0.39%	0.39%	0.19%	(9.28%)	947,092	142%
2012	10.44	0.07	0.53	0.60	(0.05)	(0.04)	(0.09)	10.95	0.38%	0.38%	0.66%	5.72%	1,094,266	152%
2011 (10)	10.00	(0.01)	0.81	0.80	(0.18)	(0.18)	(0.36)	10.44	0.38%	0.38%	(0.15%)	8.10%	1,427,203	226%
Managed Bond
Class I
2015	$11.80	$0.31	($0.25)	$0.06	$-	$-	$-	$11.86	0.64%	0.64%	2.56%	0.56%	$918,041	459%
2014	11.29	0.22	0.29	0.51	-	-	-	11.80	0.63%	0.63%	1.86%	4.43%	1,058,000	307%
2013	11.55	0.28	(0.54)	(0.26)	-	-	-	11.29	0.63%	0.63%	2.45%	(2.21%)	1,312,512	526%
2012	10.99	0.35	0.81	1.16	(0.59)	(0.01)	(0.60)	11.55	0.64%	0.64%	3.06%	10.72%	1,514,555	662%
2011	11.67	0.36	0.08	0.44	(0.71)	(0.41)	(1.12)	10.99	0.64%	0.64%	3.07%	3.84%	1,420,022	589%
Class P
2015	12.90	0.36	(0.26)	0.10	-	-	-	13.00	0.44%	0.44%	2.77%	0.76%	2,225,069	459%
2014	12.33	0.26	0.31	0.57	-	-	-	12.90	0.43%	0.43%	2.06%	4.64%	2,399,713	307%
2013	12.58	0.33	(0.58)	(0.25)	-	-	-	12.33	0.43%	0.43%	2.65%	(2.01%)	3,261,224	526%
2012	11.97	0.41	0.88	1.29	(0.67)	(0.01)	(0.68)	12.58	0.44%	0.44%	3.27%	10.94%	3,628,143	662%
2011 (7)	11.96	0.30	(0.14)	0.16	(0.15)	-	(0.15)	11.97	0.44%	0.44%	3.77%	1.41%	4,667,713	589%
Short Duration Bond
Class I
2015	$9.52	$0.10	($0.07)	$0.03	$-	$-	$-	$9.55	0.63%	0.63%	1.09%	0.31%	$423,794	93%
2014	9.46	0.10	(0.04)	0.06	-	-	-	9.52	0.63%	0.63%	1.02%	0.67%	405,023	52%
2013	9.42	0.09	(0.05)	0.04	-	-	-	9.46	0.63%	0.63%	0.97%	0.40%	335,971	66%
2012	9.20	0.11	0.18	0.29	(0.07)	-	(0.07)	9.42	0.64%	0.64%	1.16%	3.19%	277,735	101%
2011	9.45	0.11	(0.03)	0.08	(0.33)	-	(0.33)	9.20	0.66%	0.66%	1.16%	0.87%	240,422	230%
Class P
2015	9.82	0.12	(0.07)	0.05	-	-	-	9.87	0.43%	0.43%	1.26%	0.51%	710,833	93%
2014	9.73	0.12	(0.03)	0.09	-	-	-	9.82	0.43%	0.43%	1.22%	0.87%	1,797,519	52%
2013	9.68	0.11	(0.06)	0.05	-	-	-	9.73	0.43%	0.43%	1.17%	0.60%	1,913,056	66%
2012	9.45	0.13	0.20	0.33	(0.10)	-	(0.10)	9.68	0.44%	0.44%	1.33%	3.40%	2,177,671	101%
2011 (7)	9.51	0.10	(0.07)	0.03	(0.09)	-	(0.09)	9.45	0.46%	0.46%	1.58%	0.34%	1,533,304	230%

See Notes to Financial Statements	See explanation of references on page C-36

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (2)
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Emerging Markets Debt
Class I
2015	$9.74	$0.63	($1.07)	($0.44)	$-	$-	$-	$9.30	1.04%	1.04%	6.42%	(4.42%)	$15,366	86%
2014	10.12	0.53	(0.91)	(0.38)	-	-	-	9.74	1.03%	1.03%	5.08%	(3.83%)	17,415	85%
2013	10.82	0.49	(1.19)	(0.70)	-	-	-	10.12	1.04%	1.04%	4.76%	(6.44%)	16,148	112%
2012 (11)	10.00	0.35	0.71	1.06	(0.24)	-	(0.24)	10.82	1.03%	1.03%	4.90%	10.60%	7,809	27%
Class P
2015	9.78	0.64	(1.05)	(0.41)	-	-	-	9.37	0.84%	0.84%	6.54%	(4.23%)	826,982	86%
2014	10.15	0.55	(0.92)	(0.37)	-	-	-	9.78	0.83%	0.83%	5.28%	(3.63%)	1,200,883	85%
2013	10.83	0.52	(1.20)	(0.68)	-	-	-	10.15	0.84%	0.84%	4.97%	(6.25%)	955,108	112%
2012 (11)	10.00	0.34	0.74	1.08	(0.25)	-	(0.25)	10.83	0.84%	0.84%	4.91%	10.74%	982,590	27%
Comstock
Class I
2015	$12.17	$0.16	($0.90)	($0.74)	$-	$-	$-	$11.43	0.93%	0.91%	1.37%	(6.05%)	$252,449	15%
2014	11.14	0.18	0.85	1.03	-	-	-	12.17	0.93%	0.91%	1.52%	9.16%	270,783	30%
2013	8.22	0.12	2.80	2.92	-	-	-	11.14	0.92%	0.91%	1.22%	35.58%	233,172	10%
2012	7.46	0.12	1.21	1.33	(0.16)	(0.41)	(0.57)	8.22	0.92%	0.91%	1.55%	18.54%	138,115	30%
2011	8.61	0.12	(0.30)	(0.18)	(0.90)	(0.07)	(0.97)	7.46	0.93%	0.91%	1.34%	(2.11%)	115,096	27%
Class P
2015	13.80	0.21	(1.02)	(0.81)	-	-	-	12.99	0.73%	0.71%	1.56%	(5.86%)	971,039	15%
2014	12.62	0.23	0.95	1.18	-	-	-	13.80	0.73%	0.71%	1.79%	9.38%	1,370,737	30%
2013	9.29	0.16	3.17	3.33	-	-	-	12.62	0.72%	0.71%	1.43%	35.85%	1,582,229	10%
2012	8.39	0.16	1.35	1.51	(0.20)	(0.41)	(0.61)	9.29	0.72%	0.71%	1.74%	18.78%	1,880,180	30%
2011 (7)	9.45	0.10	(1.10)	(1.00)	(0.06)	-	(0.06)	8.39	0.73%	0.71%	1.86%	(10.56%)	1,958,067	27%
Dividend Growth
Class I
2015	$14.79	$0.17	$0.14	$0.31	$-	$-	$-	$15.10	0.89%	0.89%	1.15%	2.09%	$315,128	23%
2014	13.19	0.15	1.45	1.60	-	-	-	14.79	0.89%	0.89%	1.11%	12.10%	313,266	24%
2013	10.14	0.14	2.91	3.05	-	-	-	13.19	0.89%	0.89%	1.16%	30.11%	261,574	18%
2012	9.21	0.15	1.17	1.32	(0.17)	(0.22)	(0.39)	10.14	0.91%	0.91%	1.55%	14.55%	181,496	20%
2011	9.73	0.12	0.20	0.32	(0.34)	(0.50)	(0.84)	9.21	0.91%	0.91%	1.16%	3.27%	156,119	16%
Class P
2015	16.10	0.22	0.15	0.37	-	-	-	16.47	0.69%	0.69%	1.32%	2.29%	372,191	23%
2014	14.33	0.20	1.57	1.77	-	-	-	16.10	0.69%	0.69%	1.31%	12.33%	727,816	24%
2013	11.00	0.17	3.16	3.33	-	-	-	14.33	0.69%	0.69%	1.35%	30.37%	631,460	18%
2012	10.00	0.18	1.28	1.46	(0.24)	(0.22)	(0.46)	11.00	0.71%	0.71%	1.68%	14.78%	635,366	20%
2011 (7)	10.61	0.11	(0.65)	(0.54)	(0.07)	-	(0.07)	10.00	0.71%	0.71%	1.65%	(5.12%)	847,944	16%
Equity Index
Class I
2015	$45.86	$0.85	($0.32)	$0.53	$-	$-	$-	$46.39	0.28%	0.28%	1.82%	1.14%	$1,492,171	9%
2014	40.45	0.75	4.66	5.41	-	-	-	45.86	0.28%	0.28%	1.76%	13.38%	1,343,767	2%
2013	30.67	0.66	9.12	9.78	-	-	-	40.45	0.28%	0.28%	1.84%	31.92%	1,127,684	4%
2012	27.11	0.61	3.67	4.28	(0.72)	-	(0.72)	30.67	0.28%	0.28%	2.04%	15.77%	852,780	4%
2011	27.47	0.49	- (9)	0.49	(0.85)	-	(0.85)	27.11	0.29%	0.29%	1.74%	1.82%	765,898	4%
Class P
2015	46.99	0.95	(0.32)	0.63	-	-	-	47.62	0.08%	0.08%	2.00%	1.34%	517,028	9%
2014	41.37	0.89	4.73	5.62	-	-	-	46.99	0.07%	0.07%	1.97%	13.60%	746,400	2%
2013	31.30	0.72	9.35	10.07	-	-	-	41.37	0.07%	0.07%	2.02%	32.18%	50,115	4%
2012	27.76	0.67	3.77	4.44	(0.90)	-	(0.90)	31.30	0.08%	0.08%	2.20%	16.00%	1,135,225	4%
2011 (7)	29.93	0.39	(2.32)	(1.93)	(0.24)	-	(0.24)	27.76	0.09%	0.09%	2.17%	(6.43%)	1,592,221	4%

See Notes to Financial Statements	See explanation of references on page C-36

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data										Ratios to Average Net Assets				Supplemental Data
		Investment Operations				Distributions (2)
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income		Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)		Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Focused Growth
Class I
2015	$18.34	($0.03)		$1.88	$1.85	$-		$-	$-	$20.19	0.97%	0.97%	(0.14%)		10.09%	$156,113	59%
2014	16.66	(0.04)		1.72	1.68	-		-	-	18.34	0.97%	0.97%	(0.26%)		10.08%	122,045	52%
2013	12.48	(0.04)		4.22	4.18	-		-	-	16.66	0.98%	0.98%	(0.28%)		33.51%	125,799	60%
2012	11.28	(0.01)		2.52	2.51	-		(1.31)	(1.31)	12.48	1.07%	1.07%	(0.05%)		23.21%	113,913	21%
2011	12.49	(0.04)		(1.17)	(1.21)	-		-	-	11.28	1.10%	1.10%	(0.36%)		(9.70%)	101,110	47%
Class P
2015	18.48	0.01		1.90	1.91	-		-	-	20.39	0.76%	0.76%	0.07%		10.32%	17	59%
2014	16.76	(0.01)		1.73	1.72	-		-	-	18.48	0.75%	0.75%	(0.03%)		10.31%	16	52%
2013	12.52	(0.01)		4.25	4.24	-		-	-	16.76	0.75%	0.75%	(0.06%)		33.81%	14	60%
2012	11.30	0.02		2.51	2.53	-		(1.31)	(1.31)	12.52	0.88%	0.88%	0.14%		23.45%	11	21%
2011 (7)	13.21	(0.02)		(1.89)	(1.91)	-		-	-	11.30	0.94%	0.94%	(0.22%)		(14.48%)	9	47%
Growth
Class I
2015	$19.54	$0.02		$1.44	$1.46	$-		$-	$-	$21.00	0.77%	0.77%	0.08%		7.46%	$487,704	40%
2014	17.95	0.03		1.56	1.59	-		-	-	19.54	0.77%	0.77%	0.14%		8.88%	484,052	43%
2013	13.37	0.03		4.55	4.58	-		-	-	17.95	0.78%	0.78%	0.23%		34.21%	499,654	99%
2012	17.78	0.11		2.46	2.57	(0.13)		(6.85)	(6.98)	13.37	0.80%	0.80%	0.75%		18.24%	422,736	44%
2011	19.85	0.12		(1.28)	(1.16)	(0.21)		(0.70)	(0.91)	17.78	0.79%	0.79%	0.58%		(6.06%)	404,884	91%
Class P
2015	20.92	0.06		1.55	1.61	-		-	-	22.53	0.58%	0.58%	0.28%		7.68%	658,081	40%
2014	19.18	0.07		1.67	1.74	-		-	-	20.92	0.58%	0.58%	0.35%		9.09%	624,674	43%
2013	14.26	0.07		4.85	4.92	-		-	-	19.18	0.58%	0.58%	0.39%		34.48%	528,480	99%
2012	18.61	0.11		2.64	2.75	(0.25)		(6.85)	(7.10)	14.26	0.59%	0.59%	0.58%		18.45%	90,112	44%
2011 (7)	21.27	0.09		(2.69)	(2.60)	(0.06)		-	(0.06)	18.61	0.60%	0.60%	0.74%		(12.19%)	628,582	91%
Large-Cap Growth
Class I
2015	$7.70	($0.02)		$0.49	$0.47	$-		$-	$-	$8.17	0.93%	0.89%	(0.20%)		6.09%	$210,294	70%
2014	7.10	(0.01)		0.61	0.60	-		-	-	7.70	0.93%	0.89%	(0.17%)		8.43%	178,564	111%
2013	5.17	0.01		1.92	1.93	-		-	-	7.10	0.93%	0.81%	0.21%		37.48%	173,017	222%
2012	5.29	(-	) (9)	0.89	0.89	(-	) (9)	(1.01)	(1.01)	5.17	0.94%	0.91%	(0.07%)		18.23%	142,837	78%
2011	5.92	(0.02)		0.11	0.09	-		(0.72)	(0.72)	5.29	0.94%	0.92%	(0.26%)		1.07%	124,777	76%
Class P
2015	9.00	(-	) (9)	0.56	0.56	-		-	-	9.56	0.73%	0.69%	(-	%) (9)	6.30%	995,060	70%
2014	8.28	-	(9)	0.72	0.72	-		-	-	9.00	0.73%	0.69%	0.02%		8.65%	1,137,017	111%
2013	6.01	0.03		2.24	2.27	-		-	-	8.28	0.73%	0.61%	0.40%		37.75%	1,105,979	222%
2012	6.00	0.01		1.01	1.02	(-	) (9)	(1.01)	(1.01)	6.01	0.74%	0.71%	0.13%		18.47%	1,139,880	78%
2011 (7)	6.52	(-	) (9)	(0.52)	(0.52)	-		-	-	6.00	0.74%	0.72%	(0.08%)		(8.01%)	1,052,621	76%
Large-Cap Value
Class I
2015	$17.73	$0.24		($0.77)	($0.53)	$-		$-	$-	$17.20	0.82%	0.82%	1.38%		(2.99%)	$370,309	9%
2014	15.90	0.35		1.48	1.83	-		-	-	17.73	0.82%	0.82%	2.10%		11.50%	402,160	23%
2013	12.02	0.22		3.66	3.88	-		-	-	15.90	0.82%	0.82%	1.58%		32.26%	390,559	8%
2012	10.82	0.22		1.52	1.74	(0.24)		(0.30)	(0.54)	12.02	0.82%	0.82%	1.87%		16.40%	308,064	25%
2011	11.29	0.21		0.32	0.53	(0.95)		(0.05)	(1.00)	10.82	0.82%	0.82%	1.76%		4.72%	295,579	16%
Class P
2015	19.30	0.30		(0.84)	(0.54)	-		-	-	18.76	0.62%	0.62%	1.57%		(2.79%)	1,516,950	9%
2014	17.28	0.42		1.60	2.02	-		-	-	19.30	0.62%	0.62%	2.35%		11.72%	1,982,893	23%
2013	13.04	0.27		3.97	4.24	-		-	-	17.28	0.61%	0.61%	1.77%		32.52%	2,109,161	8%
2012	11.74	0.26		1.66	1.92	(0.32)		(0.30)	(0.62)	13.04	0.62%	0.62%	2.07%		16.64%	2,530,007	25%
2011 (7)	12.48	0.17		(0.81)	(0.64)	(0.10)		-	(0.10)	11.74	0.62%	0.62%	2.24%		(5.18%)	2,536,739	16%

See Notes to Financial Statements	See explanation of references on page C-36

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets					Supplemental Data
		Investment Operations			Distributions (2)
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)		Expenses After Reductions (3), (4)		Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Long/Short Large-Cap
Class I
2015	$11.03	$0.03	($0.34)	($0.31)	$-	$-	$-	$10.72	2.15	% (12)	2.10	% (12)	0.26%	(2.82%)	$58,661	230	% (12)
2014	9.55	0.05	1.43	1.48	-	-	-	11.03	2.24	% (12)	2.19	% (12)	0.54%	15.52%	70,759	212	% (12)
2013	7.06	0.03	2.46	2.49	-	-	-	9.55	2.15	% (12)	2.10	% (12)	0.38%	35.13%	44,943	139	% (12)
2012	7.05	0.04	1.10	1.14	(0.06)	(1.07)	(1.13)	7.06	2.25	% (12)	2.23	% (12)	0.62%	18.09%	31,373	138	% (12)
2011	9.24	0.05	(0.24)	(0.19)	(0.99)	(1.01)	(2.00)	7.05	1.80	% (12)	1.72	% (12)	0.50%	(2.60%)	26,085	246	% (12)
Class P
2015	14.69	0.07	(0.46)	(0.39)	-	-	-	14.30	1.95	% (12)	1.90	% (12)	0.46%	(2.63%)	1,146,002	230	% (12)
2014	12.69	0.09	1.91	2.00	-	-	-	14.69	2.05	% (12)	2.00	% (12)	0.66%	15.75%	1,449,336	212	% (12)
2013	9.37	0.06	3.26	3.32	-	-	-	12.69	1.95	% (12)	1.90	% (12)	0.58%	35.40%	1,425,897	139	% (12)
2012	9.01	0.08	1.44	1.52	(0.09)	(1.07)	(1.16)	9.37	2.03	% (12)	2.02	% (12)	0.81%	18.32%	1,382,406	138	% (12)
2011 (7)	10.08	0.05	(1.09)	(1.04)	(0.03)	-	(0.03)	9.01	1.95	% (12)	1.95	% (12)	0.90%	(10.34%)	1,402,660	246	% (12)
Main Street Core
Class I
2015	$28.60	$0.35	$0.61	$0.96	$-	$-	$-	$29.56	0.67%		0.67%		1.21%	3.35%	$551,063	44%
2014	25.81	0.26	2.53	2.79	-	-	-	28.60	0.67%		0.67%		0.95%	10.82%	588,564	52%
2013	19.58	0.22	6.01	6.23	-	-	-	25.81	0.67%		0.67%		0.96%	31.77%	627,303	53%
2012	17.71	0.23	2.70	2.93	(0.20)	(0.86)	(1.06)	19.58	0.69%		0.69%		1.19%	17.02%	537,634	48%
2011	19.40	0.16	(0.07)	0.09	(0.23)	(1.55)	(1.78)	17.71	0.70%		0.70%		0.83%	0.48%	528,925	43%
Class P
2015	31.57	0.45	0.68	1.13	-	-	-	32.70	0.47%		0.47%		1.40%	3.56%	829,214	44%
2014	28.44	0.34	2.79	3.13	-	-	-	31.57	0.48%		0.48%		1.15%	11.04%	1,002,331	52%
2013	21.54	0.28	6.62	6.90	-	-	-	28.44	0.47%		0.47%		1.16%	32.03%	927,847	53%
2012	19.43	0.29	2.97	3.26	(0.29)	(0.86)	(1.15)	21.54	0.49%		0.49%		1.39%	17.25%	905,292	48%
2011 (7)	20.50	0.14	(1.12)	(0.98)	(0.09)	-	(0.09)	19.43	0.49%		0.49%		1.13%	(4.79%)	852,326	43%
Mid-Cap Equity
Class I
2015	$14.12	$0.15	$0.07	$0.22	$-	$-	$-	$14.34	0.87%		0.87%		1.01%	1.57%	$302,950	165%
2014	13.55	0.03	0.54	0.57	-	-	-	14.12	0.87%		0.87%		0.23%	4.23%	310,609	155%
2013	9.95	0.07	3.53	3.60	-	-	-	13.55	0.87%		0.87%		0.59%	36.21%	343,953	202%
2012	11.87	0.06	0.69	0.75	(0.07)	(2.60)	(2.67)	9.95	0.92%		0.92%		0.55%	7.35%	295,015	103%
2011	14.72	0.05	(0.69)	(0.64)	(0.12)	(2.09)	(2.21)	11.87	0.92%		0.92%		0.33%	(5.40%)	321,413	78%
Class P
2015	17.26	0.20	0.10	0.30	-	-	-	17.56	0.68%		0.68%		1.13%	1.77%	543,913	165%
2014	16.52	0.07	0.67	0.74	-	-	-	17.26	0.68%		0.68%		0.43%	4.43%	749,099	155%
2013	12.11	0.11	4.30	4.41	-	-	-	16.52	0.67%		0.67%		0.79%	36.48%	859,859	202%
2012	13.91	0.09	0.83	0.92	(0.12)	(2.60)	(2.72)	12.11	0.72%		0.72%		0.68%	7.55%	776,168	103%
2011 (7)	15.91	0.06	(2.02)	(1.96)	(0.04)	-	(0.04)	13.91	0.72%		0.72%		0.69%	(12.35%)	1,395,375	78%
Mid-Cap Growth
Class I
2015	$10.33	$0.02	($0.61)	($0.59)	$-	$-	$-	$9.74	0.93%		0.88%		0.23%	(5.73%)	$245,837	42%
2014	9.52	- (9)	0.81	0.81	-	-	-	10.33	0.92%		0.87%		0.02%	8.49%	264,349	47%
2013	7.15	(0.02)	2.39	2.37	-	-	-	9.52	0.92%		0.91%		(0.19%)	33.09%	245,303	136%
2012	8.71	0.03	0.56	0.59	(0.03)	(2.12)	(2.15)	7.15	0.96%		0.96%		0.43%	7.49%	189,423	28%
2011	10.03	(0.02)	(0.68)	(0.70)	-	(0.62)	(0.62)	8.71	0.95%		0.95%		(0.23%)	(7.81%)	205,205	33%
Class P
2015	11.23	0.04	(0.66)	(0.62)	-	-	-	10.61	0.73%		0.68%		0.36%	(5.54%)	333,931	42%
2014	10.33	0.02	0.88	0.90	-	-	-	11.23	0.73%		0.68%		0.22%	8.71%	608,508	47%
2013	7.75	- (9)	2.58	2.58	-	-	-	10.33	0.73%		0.72%		0.01%	33.35%	602,439	136%
2012	9.26	0.05	0.60	0.65	(0.04)	(2.12)	(2.16)	7.75	0.76%		0.76%		0.56%	7.71%	526,318	28%
2011 (7)	11.45	(0.02)	(2.17)	(2.19)	-	-	-	9.26	0.76%		0.76%		(0.24%)	(19.18%)	787,031	33%

See Notes to Financial Statements	See explanation of references on page C-36

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (2)
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Mid-Cap Value
Class I
2015	$13.93	$0.13	($0.18)	($0.05)	$-	$-	$-	$13.88	0.92%	0.92%	0.95%	(0.37%)	$88,003	133%
2014	13.08	0.11	0.74	0.85	-	-	-	13.93	0.91%	0.91%	0.77%	6.49%	93,649	68%
2013	9.77	0.08	3.23	3.31	-	-	-	13.08	0.91%	0.91%	0.72%	33.89%	102,297	62%
2012	9.52	0.09	1.18	1.27	(0.10)	(0.92)	(1.02)	9.77	0.91%	0.91%	0.91%	14.49%	46,795	154%
2011	14.32	0.12	(0.67)	(0.55)	(1.51)	(2.74)	(4.25)	9.52	0.92%	0.92%	0.85%	(5.69%)	38,444	136%
Class P
2015	20.43	0.23	(0.27)	(0.04)	-	-	-	20.39	0.72%	0.72%	1.13%	(0.17%)	948,687	133%
2014	19.15	0.20	1.08	1.28	-	-	-	20.43	0.71%	0.71%	0.99%	6.71%	1,243,409	68%
2013	14.27	0.15	4.73	4.88	-	-	-	19.15	0.71%	0.71%	0.87%	34.16%	1,278,675	62%
2012	13.47	0.15	1.72	1.87	(0.15)	(0.92)	(1.07)	14.27	0.71%	0.71%	1.11%	14.72%	1,324,858	154%
2011 (7)	15.73	0.12	(2.31)	(2.19)	(0.07)	-	(0.07)	13.47	0.73%	0.73%	1.35%	(13.96%)	972,245	136%
Small-Cap Equity
Class I
2015	$16.07	$0.16	($1.43)	($1.27)	$-	$-	$-	$14.80	0.99%	0.89%	1.02%	(7.88%)	$54,396	39%
2014	15.80	0.13	0.14	0.27	-	-	-	16.07	0.99%	0.89%	0.85%	1.71%	62,927	20%
2013	11.66	0.13	4.01	4.14	-	-	-	15.80	0.98%	0.88%	0.95%	35.45%	64,302	17%
2012	10.82	0.18	1.45	1.63	(0.20)	(0.59)	(0.79)	11.66	0.99%	0.96%	1.61%	15.93%	41,681	61%
2011	14.26	0.08	(0.49)	(0.41)	(0.80)	(2.23)	(3.03)	10.82	1.01%	1.01%	0.58%	(3.38%)	37,873	20%
Class P
2015	20.79	0.25	(1.85)	(1.60)	-	-	-	19.19	0.79%	0.69%	1.23%	(7.70%)	532,983	39%
2014	20.39	0.20	0.20	0.40	-	-	-	20.79	0.79%	0.69%	1.00%	1.91%	532,030	20%
2013	15.03	0.20	5.16	5.36	-	-	-	20.39	0.78%	0.68%	1.13%	35.72%	973,694	17%
2012	13.75	0.26	1.87	2.13	(0.26)	(0.59)	(0.85)	15.03	0.80%	0.76%	1.82%	16.16%	960,414	61%
2011 (7)	15.52	0.11	(1.82)	(1.71)	(0.06)	-	(0.06)	13.75	0.80%	0.80%	1.26%	(10.99%)	963,251	20%
Small-Cap Growth
Class I
2015	$13.04	($0.06)	($1.03)	($1.09)	$-	$-	$-	$11.95	0.83%	0.83%	(0.47%)	(8.35%)	$128,164	191%
2014	12.99	(0.06)	0.11	0.05	-	-	-	13.04	0.83%	0.83%	(0.48%)	0.37%	140,039	243%
2013	9.71	(0.04)	3.32	3.28	-	-	-	12.99	0.82%	0.82%	(0.34%)	33.87%	159,298	80%
2012	10.10	0.01	1.16	1.17	(0.01)	(1.55)	(1.56)	9.71	0.88%	0.88%	0.11%	12.87%	106,933	78%
2011	11.86	(0.08)	(0.19)	(0.27)	-	(1.49)	(1.49)	10.10	0.87%	0.87%	(0.66%)	(3.10%)	107,786	57%
Class P
2015	15.25	(0.04)	(1.20)	(1.24)	-	-	-	14.01	0.63%	0.63%	(0.25%)	(8.17%)	399,767	191%
2014	15.17	(0.04)	0.12	0.08	-	-	-	15.25	0.63%	0.63%	(0.31%)	0.57%	517,917	243%
2013	11.31	(0.02)	3.88	3.86	-	-	-	15.17	0.63%	0.63%	(0.15%)	34.13%	416,847	80%
2012	11.51	0.03	1.35	1.38	(0.03)	(1.55)	(1.58)	11.31	0.67%	0.67%	0.30%	13.09%	390,549	78%
2011 (7)	13.58	(0.03)	(2.04)	(2.07)	-	-	-	11.51	0.69%	0.69%	(0.35%)	(15.22%)	443,336	57%
Small-Cap Index
Class I
2015	$17.92	$0.17	($1.05)	($0.88)	$-	$-	$-	$17.04	0.53%	0.53%	0.93%	(4.93%)	$399,538	25%
2014	17.17	0.15	0.60	0.75	-	-	-	17.92	0.53%	0.53%	0.87%	4.39%	447,156	14%
2013	12.42	0.14	4.61	4.75	-	-	-	17.17	0.53%	0.53%	0.94%	38.28%	503,573	13%
2012	10.99	0.19	1.56	1.75	(0.13)	(0.19)	(0.32)	12.42	0.57%	0.57%	1.58%	16.13%	377,576	23%
2011	11.58	0.08	(0.60)	(0.52)	(0.07)	-	(0.07)	10.99	0.59%	0.59%	0.72%	(4.51%)	357,107	16%
Class P
2015	18.01	0.21	(1.06)	(0.85)	-	-	-	17.16	0.33%	0.33%	1.16%	(4.74%)	394,588	25%
2014	17.22	0.18	0.61	0.79	-	-	-	18.01	0.34%	0.34%	1.05%	4.59%	181,020	14%
2013	12.43	0.16	4.63	4.79	-	-	-	17.22	0.33%	0.33%	1.11%	38.55%	300,438	13%
2012	11.03	0.26	1.51	1.77	(0.18)	(0.19)	(0.37)	12.43	0.38%	0.38%	2.20%	16.37%	368,509	23%
2011 (7)	12.83	0.09	(1.84)	(1.75)	(0.05)	-	(0.05)	11.03	0.42%	0.42%	1.20%	(13.67%)	54,421	16%

See Notes to Financial Statements	See explanation of references on page C-36

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (2)
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Small-Cap Value
Class I
2015	$15.90	$0.15	($0.84)	($0.69)	$-	$-	$-	$15.21	0.98%	0.98%	0.92%	(4.34%)	$184,728	86%
2014	15.05	0.22	0.63	0.85	-	-	-	15.90	0.98%	0.98%	1.44%	5.64%	207,213	74%
2013	11.36	0.19	3.50	3.69	-	-	-	15.05	0.98%	0.98%	1.43%	32.49%	213,121	27%
2012	11.80	0.22	0.93	1.15	(0.23)	(1.36)	(1.59)	11.36	1.02%	1.02%	1.94%	11.09%	159,284	29%
2011	13.70	0.18	0.16	0.34	(0.31)	(1.93)	(2.24)	11.80	1.02%	1.02%	1.35%	2.31%	165,620	19%
Class P
2015	19.20	0.21	(1.01)	(0.80)	-	-	-	18.40	0.78%	0.78%	1.10%	(4.15%)	261,296	86%
2014	18.14	0.30	0.76	1.06	-	-	-	19.20	0.78%	0.78%	1.60%	5.85%	527,400	74%
2013	13.66	0.26	4.22	4.48	-	-	-	18.14	0.78%	0.78%	1.64%	32.75%	326,430	27%
2012	13.93	0.30	1.10	1.40	(0.31)	(1.36)	(1.67)	13.66	0.82%	0.82%	2.16%	11.31%	332,371	29%
2011 (7)	15.23	0.18	(1.37)	(1.19)	(0.11)	-	(0.11)	13.93	0.83%	0.83%	1.98%	(7.83%)	328,994	19%
Value Advantage
Class I
2015	$13.33	$0.16	($0.78)	($0.62)	$-	$-	$-	$12.71	0.88%	0.88%	1.21%	(4.69%)	$17,516	30%
2014	11.68	0.19	1.46	1.65	-	-	-	13.33	0.89%	0.89%	1.48%	14.14%	23,660	28%
2013 (8)	10.00	0.10	1.58	1.68	-	-	-	11.68	0.88%	0.88%	1.33%	16.80%	3,717	29%
Class P
2015	13.38	0.19	(0.79)	(0.60)	-	-	-	12.78	0.68%	0.68%	1.44%	(4.50%)	977,776	30%
2014	11.70	0.24	1.44	1.68	-	-	-	13.38	0.68%	0.68%	1.96%	14.37%	861,261	28%
2013 (8)	10.00	0.11	1.59	1.70	-	-	-	11.70	0.69%	0.69%	1.55%	16.96%	838,944	29%
Emerging Markets
Class I
2015	$15.08	$0.09	($2.18)	($2.09)	$-	$-	$-	$12.99	1.06%	1.06%	0.64%	(13.84%)	$321,829	37%
2014	15.91	0.11	(0.94)	(0.83)	-	-	-	15.08	1.06%	1.06%	0.72%	(5.22%)	396,452	40%
2013	14.63	0.09	1.19	1.28	-	-	-	15.91	1.06%	1.06%	0.63%	8.75%	455,310	45%
2012	13.68	0.11	2.57	2.68	(0.11)	(1.62)	(1.73)	14.63	1.06%	1.06%	0.74%	21.52%	448,318	31%
2011	17.08	0.13	(3.20)	(3.07)	(0.33)	-	(0.33)	13.68	1.06%	1.06%	0.82%	(17.97%)	384,254	36%
Class P
2015	15.49	0.12	(2.24)	(2.12)	-	-	-	13.37	0.86%	0.86%	0.85%	(13.67%)	1,093,984	37%
2014	16.31	0.15	(0.97)	(0.82)	-	-	-	15.49	0.86%	0.86%	0.93%	(5.03%)	1,320,811	40%
2013	14.97	0.13	1.21	1.34	-	-	-	16.31	0.86%	0.86%	0.82%	8.96%	1,344,341	45%
2012	13.95	0.14	2.63	2.77	(0.13)	(1.62)	(1.75)	14.97	0.86%	0.86%	0.95%	21.77%	1,107,566	31%
2011 (7)	17.53	0.10	(3.63)	(3.53)	(0.05)	-	(0.05)	13.95	0.86%	0.86%	1.00%	(19.94%)	1,013,440	36%
International Large-Cap
Class I
2015	$7.57	$0.10	($0.14)	($0.04)	$-	$-	$-	$7.53	1.00%	1.00%	1.29%	(0.44%)	$474,052	16%
2014	7.97	0.13	(0.53)	(0.40)	-	-	-	7.57	1.00%	1.00%	1.61%	(5.02%)	481,317	16%
2013	6.73	0.09	1.15	1.24	-	-	-	7.97	1.00%	1.00%	1.26%	18.42%	518,064	18%
2012	5.57	0.10	1.16	1.26	(0.10)	-	(0.10)	6.73	1.00%	1.00%	1.62%	22.53%	430,048	23%
2011	6.63	0.14	(0.81)	(0.67)	(0.39)	-	(0.39)	5.57	1.00%	1.00%	2.09%	(10.12%)	361,500	27%
Class P
2015	8.07	0.13	(0.15)	(0.02)	-	-	-	8.05	0.80%	0.80%	1.49%	(0.24%)	1,748,080	16%
2014	8.48	0.14	(0.55)	(0.41)	-	-	-	8.07	0.80%	0.80%	1.68%	(4.83%)	1,959,210	16%
2013	7.15	0.12	1.21	1.33	-	-	-	8.48	0.80%	0.80%	1.54%	18.66%	1,166,770	18%
2012	5.94	0.13	1.22	1.35	(0.14)	-	(0.14)	7.15	0.80%	0.80%	1.96%	22.78%	1,572,347	23%
2011 (7)	7.35	0.05	(1.43)	(1.38)	(0.03)	-	(0.03)	5.94	0.80%	0.80%	1.16%	(18.75%)	1,833,278	27%

See Notes to Financial Statements	See explanation of references on page C-36

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (2)
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
International Small-Cap
Class I
2015	$7.93	$0.11	$0.40	$0.51	$-	$-	$-	$8.44	1.08%	1.06%	1.33%	6.43%	$76,538	52%
2014	8.12	0.13	(0.32)	(0.19)	-	-	-	7.93	1.08%	1.06%	1.60%	(2.42%)	57,344	50%
2013	6.34	0.11	1.67	1.78	-	-	-	8.12	1.08%	1.06%	1.56%	28.09%	57,641	54%
2012	5.45	0.13	0.93	1.06	(0.17)	-	(0.17)	6.34	1.09%	1.07%	2.19%	19.44%	44,592	57%
2011	8.44	0.20	(1.24)	(1.04)	(1.95)	-	(1.95)	5.45	1.09%	1.08%	2.27%	(12.27%)	36,681	62%
Class P
2015	10.84	0.18	0.54	0.72	-	-	-	11.56	0.88%	0.86%	1.54%	6.64%	1,498,265	52%
2014	11.09	0.20	(0.45)	(0.25)	-	-	-	10.84	0.88%	0.86%	1.80%	(2.22%)	1,157,354	50%
2013	8.64	0.17	2.28	2.45	-	-	-	11.09	0.88%	0.86%	1.77%	28.34%	1,371,136	54%
2012	7.38	0.19	1.26	1.45	(0.19)	-	(0.19)	8.64	0.89%	0.87%	2.39%	19.68%	1,171,915	57%
2011 (7)	9.33	0.09	(1.99)	(1.90)	(0.05)	-	(0.05)	7.38	0.89%	0.87%	1.64%	(20.34%)	1,051,861	62%
International Value
Class I
2015	$10.56	$0.18	($0.46)	($0.28)	$-	$-	$-	$10.28	0.89%	0.89%	1.65%	(2.63%)	$289,713	74%
2014	11.81	0.44	(1.69)	(1.25)	-	-	-	10.56	0.89%	0.89%	3.82%	(10.54%)	302,892	82%
2013	9.70	0.22	1.89	2.11	-	-	-	11.81	0.88%	0.88%	2.06%	21.68%	354,712	51%
2012	8.52	0.27	1.23	1.50	(0.32)	-	(0.32)	9.70	0.89%	0.89%	3.01%	17.82%	316,519	68%
2011	10.92	0.39	(1.80)	(1.41)	(0.99)	-	(0.99)	8.52	0.90%	0.90%	3.49%	(12.90%)	283,784	66%
Class P
2015	11.74	0.23	(0.52)	(0.29)	-	-	-	11.45	0.69%	0.69%	1.87%	(2.44%)	761,986	74%
2014	13.10	0.48	(1.84)	(1.36)	-	-	-	11.74	0.69%	0.69%	3.83%	(10.37%)	1,070,076	82%
2013	10.74	0.27	2.09	2.36	-	-	-	13.10	0.68%	0.68%	2.30%	21.92%	918,931	51%
2012	9.46	0.32	1.36	1.68	(0.40)	-	(0.40)	10.74	0.69%	0.69%	3.18%	18.05%	1,222,391	68%
2011 (7)	12.05	0.11	(2.64)	(2.53)	(0.06)	-	(0.06)	9.46	0.69%	0.69%	1.68%	(20.99%)	1,126,771	66%
Health Sciences
Class I
2015	$27.97	($0.04)	$2.72	$2.68	$-	$-	$-	$30.65	1.13%	1.13%	(0.14%)	9.59%	$401,444	54%
2014	22.46	(0.06)	5.57	5.51	-	-	-	27.97	1.13%	1.13%	(0.25%)	24.53%	342,433	93%
2013	14.35	(0.10)	8.21	8.11	-	-	-	22.46	1.13%	1.13%	(0.51%)	56.49%	267,985	57%
2012	12.06	(0.06)	3.10	3.04	-	(0.75)	(0.75)	14.35	1.15%	1.15%	(0.45%)	25.68%	156,854	61%
2011	11.57	(0.13)	1.53	1.40	-	(0.91)	(0.91)	12.06	1.17%	1.17%	(1.07%)	11.94%	123,676	60%
Class P
2015	30.39	0.02	2.96	2.98	-	-	-	33.37	0.92%	0.92%	0.07%	9.82%	26	54%
2014	24.35	(0.01)	6.05	6.04	-	-	-	30.39	0.91%	0.91%	(0.04%)	24.80%	24	93%
2013	15.53	(0.06)	8.88	8.82	-	-	-	24.35	0.91%	0.91%	(0.30%)	56.82%	19	57%
2012	12.97	(0.04)	3.35	3.31	-	(0.75)	(0.75)	15.53	0.95%	0.95%	(0.24%)	25.93%	12	61%
2011 (7)	13.61	(0.07)	(0.57)	(0.64)	-	-	-	12.97	0.98%	0.98%	(0.88%)	(4.70%)	10	60%
Real Estate
Class I
2015	$21.68	$0.34	($0.01)	$0.33	$-	$-	$-	$22.01	1.05%	1.05%	1.58%	1.52%	$318,919	35%
2014	16.60	0.32	4.76	5.08	-	-	-	21.68	1.05%	1.05%	1.68%	30.59%	374,485	29%
2013	16.32	0.29	(0.01)	0.28	-	-	-	16.60	1.05%	1.05%	1.72%	1.71%	281,028	18%
2012	14.90	0.20	2.17	2.37	(0.19)	(0.76)	(0.95)	16.32	1.08%	1.08%	1.27%	16.21%	282,777	31%
2011	14.56	0.09	0.81	0.90	-	(0.56)	(0.56)	14.90	1.11%	1.11%	0.57%	6.12%	254,310	21%
Class P
2015	22.44	0.45	(0.07)	0.38	-	-	-	22.82	0.85%	0.85%	2.00%	1.72%	475,537	35%
2014	17.15	0.29	5.00	5.29	-	-	-	22.44	0.85%	0.85%	1.50%	30.85%	498,308	29%
2013	16.83	0.34	(0.02)	0.32	-	-	-	17.15	0.85%	0.85%	1.90%	1.92%	797,151	18%
2012	15.33	0.32	2.16	2.48	(0.22)	(0.76)	(0.98)	16.83	0.88%	0.88%	1.90%	16.44%	832,686	31%
2011 (7)	16.29	0.02	(0.83)	(0.81)	(0.15)	-	(0.15)	15.33	0.92%	0.92%	0.20%	(4.98%)	339,404	21%

See Notes to Financial Statements	See explanation of references on page C-36

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (2)
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Technology
Class I
2015	$5.65	($0.04)	($0.13)	($0.17)	$-	$-	$-	$5.48	1.14%	1.14%	(0.61%)	(3.04%)	$99,742	26%
2014	5.15	(0.03)	0.53	0.50	-	-	-	5.65	1.14%	1.14%	(0.52%)	9.85%	93,793	135%
2013	4.20	(0.02)	0.97	0.95	-	-	-	5.15	1.14%	1.14%	(0.39%)	22.50%	82,990	68%
2012	4.30	(0.02)	0.32	0.30	-	(0.40)	(0.40)	4.20	1.16%	1.16%	(0.49%)	7.14%	68,148	78%
2011	5.53	(0.02)	(0.20)	(0.22)	-	(1.01)	(1.01)	4.30	1.17%	1.17%	(0.48%)	(4.90%)	72,398	83%
Class P
2015	7.10	(0.03)	(0.18)	(0.21)	-	-	-	6.89	0.93%	0.93%	(0.40%)	(2.84%)	13	26%
2014	6.45	(0.02)	0.67	0.65	-	-	-	7.10	0.93%	0.93%	(0.31%)	10.09%	13	135%
2013	5.25	(0.01)	1.21	1.20	-	-	-	6.45	0.92%	0.92%	(0.17%)	22.77%	12	68%
2012	5.27	(0.02)	0.40	0.38	-	(0.40)	(0.40)	5.25	0.95%	0.95%	(0.27%)	7.36%	10	78%
2011 (7)	5.86	(0.01)	(0.58)	(0.59)	-	-	-	5.27	0.98%	0.98%	(0.27%)	(10.16%)	9	83%
Absolute Return
Class I
2015 (6)	$10.00	$0.08	($0.43)	($0.35)	$-	$-	$-	$9.65	1.06%	1.06%	1.26%	(3.69%)	$494	121%
Class P
2015 (6)	10.00	0.08	(0.44)	(0.36)	-	-	-	9.64	0.85%	0.85%	1.26%	(3.56%)	1,192,916	121%
Currency Strategies
Class I
2015	$10.61	($0.07)	$0.23	$0.16	$-	$-	$-	$10.77	0.89%	0.89%	(0.72%)	1.43%	$3,997	45%
2014	10.26	(0.08)	0.43	0.35	-	-	-	10.61	0.89%	0.89%	(0.75%)	3.53%	4,526	57%
2013	9.89	(0.07)	0.44	0.37	-	-	-	10.26	0.88%	0.88%	(0.70%)	3.72%	2,614	73%
2012 (13)	10.00	(0.02)	(0.09)	(0.11)	-	-	-	9.89	0.88%	0.88%	(0.70%)	(1.14%)	224	0%
Class P
2015	10.66	(0.05)	0.23	0.18	-	-	-	10.84	0.69%	0.69%	(0.52%)	1.63%	1,286,284	45%
2014	10.28	(0.06)	0.44	0.38	-	-	-	10.66	0.69%	0.69%	(0.56%)	3.74%	1,729,685	57%
2013	9.89	(0.05)	0.44	0.39	-	-	-	10.28	0.68%	0.68%	(0.50%)	3.93%	1,428,683	73%
2012 (13)	10.00	(0.01)	(0.10)	(0.11)	-	-	-	9.89	0.68%	0.68%	(0.50%)	(1.09%)	1,458,137	0%
Diversified Alternatives
Class I
2015 (14)	$10.00	($0.01)	$- (9)	($0.01)	$-	$-	$-	$9.99	2.47%	0.50%	(0.50%)	(0.08%)	$2,024	0	% (15)
Equity Long/Short
Class I
2015 (6)	$10.00	($0.09)	$1.66	$1.57	$-	$-	$-	$11.57	1.41%	1.26%	(1.20%)	15.67%	$15,026	0%
Class P
2015 (6)	10.00	(0.07)	1.65	1.58	-	-	-	11.58	1.19%	1.04%	(1.00%)	15.82%	1,321,744	0%
Global Absolute Return
Class I
2015	$10.46	$0.55	($0.26)	$0.29	$-	$-	$-	$10.75	1.12%	1.12%	5.14%	2.69%	$14,083	93%
2014	9.87	0.48	0.11	0.59	-	-	-	10.46	1.15%	1.15%	4.70%	6.03%	10,686	127%
2013	9.98	0.35	(0.46)	(0.11)	-	-	-	9.87	1.09%	1.09%	3.53%	(1.15%)	7,240	93%
2012 (13)	10.00	0.06	(0.08)	(0.02)	-	-	-	9.98	1.07%	1.07%	2.44%	(0.20%)	923	45%
Class P
2015	10.51	0.58	(0.27)	0.31	-	-	-	10.82	0.92%	0.92%	5.36%	2.89%	1,117,228	93%
2014	9.89	0.49	0.13	0.62	-	-	-	10.51	0.95%	0.95%	4.82%	6.24%	1,534,502	127%
2013	9.99	0.36	(0.46)	(0.10)	-	-	-	9.89	0.88%	0.88%	3.59%	(0.95%)	1,936,490	93%
2012 (13)	10.00	0.05	(0.06)	(0.01)	-	-	-	9.99	0.86%	0.86%	2.10%	(0.15%)	2,029,821	45%

See Notes to Financial Statements	See explanation of references on page C-36

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data									Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (2)
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains		Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Dynamix-Conservative Growth
Class I
2015	$13.47	($0.05)	($0.10)	($0.15)	$-	$-		$-	$13.32	0.42%	0.38%	(0.38%)	(1.10%)	$458,930	9%
2014	12.76	(0.05)	0.76	0.71	-	-		-	13.47	0.42%	0.38%	(0.38%)	5.50%	441,650	11%
2013	11.67	(0.05)	1.14	1.09	-	-		-	12.76	0.42%	0.38%	(0.38%)	9.39%	342,779	9%
2012	11.26	0.22	0.81	1.03	(0.16)	(0.46)		(0.62)	11.67	0.43%	0.39%	1.88%	9.42%	248,916	6%
2011	11.91	0.34	-	0.34	(0.31)	(0.68)		(0.99)	11.26	0.44%	0.39%	2.82%	2.92%	134,491	47%
Pacific Dynamix-Moderate Growth
Class I
2015	$16.16	($0.06)	($0.23)	($0.29)	$-	$-		$-	$15.87	0.41%	0.37%	(0.37%)	(1.85%)	$1,793,442	2%
2014	15.32	(0.06)	0.90	0.84	-	-		-	16.16	0.42%	0.37%	(0.37%)	5.53%	1,580,279	6%
2013	13.32	(0.05)	2.05	2.00	-	-		-	15.32	0.42%	0.37%	(0.37%)	14.95%	1,151,519	3%
2012	12.32	0.27	1.15	1.42	(0.19)	(0.23)		(0.42)	13.32	0.42%	0.37%	2.08%	11.74%	644,608	2%
2011	12.79	0.38	(0.31)	0.07	(0.29)	(0.25)		(0.54)	12.32	0.43%	0.37%	2.97%	0.48%	289,387	9%
Pacific Dynamix-Growth
Class I
2015	$17.30	($0.06)	($0.36)	($0.42)	$-	$-		$-	$16.88	0.42%	0.37%	(0.37%)	(2.45%)	$574,532	6%
2014	16.41	(0.06)	0.95	0.89	-	-		-	17.30	0.42%	0.37%	(0.37%)	5.43%	524,769	8%
2013	13.57	(0.05)	2.89	2.84	-	-		-	16.41	0.42%	0.36%	(0.36%)	20.98%	418,668	6%
2012	12.52	0.20	1.49	1.69	(0.18)	(0.46)		(0.64)	13.57	0.42%	0.36%	1.48%	13.76%	264,131	10%
2011	13.23	0.28	(0.51)	(0.23)	(0.22)	(0.26)		(0.48)	12.52	0.43%	0.36%	2.13%	(1.85%)	188,875	6%
Portfolio Optimization Conservative
Class I
2015	$11.28	($0.04)	$0.04	$-	$-	$-		$-	$11.28	0.31%	0.31%	(0.31%)	(0.03%)	$2,119,782	19%
2014	10.91	(0.04)	0.41	0.37	-	-		-	11.28	0.31%	0.31%	(0.31%)	3.39%	2,422,841	13%
2013	10.59	(0.03)	0.35	0.32	-	-		-	10.91	0.31%	0.28%	(0.28%)	3.04%	2,838,674	8%
2012	9.86	0.28	0.72	1.00	(0.26)	(0.01)		(0.27)	10.59	0.31%	0.21%	2.69%	10.11%	3,773,295	42%
2011(10)	10.00	0.11	(0.16)	(0.05)	(0.09)	-		(0.09)	9.86	0.31%	0.21%	1.73%	(0.52%)	3,552,104	11%
Portfolio Optimization Moderate-Conservative
Class I
2015	$11.79	($0.04)	($0.01)	($0.05)	$-	$-		$-	$11.74	0.31%	0.31%	(0.31%)	(0.41%)	$3,704,156	17%
2014	11.34	(0.04)	0.49	0.45	-	-		-	11.79	0.31%	0.31%	(0.31%)	4.03%	4,196,686	17%
2013	10.48	(0.03)	0.89	0.86	-	-		-	11.34	0.31%	0.28%	(0.28%)	8.16%	4,505,967	12%
2012	9.60	0.25	0.87	1.12	(0.24)	(-	) (9)	(0.24)	10.48	0.31%	0.21%	2.47%	11.65%	4,701,506	38%
2011 (10)	10.00	0.09	(0.42)	(0.33)	(0.07)	-		(0.07)	9.60	0.31%	0.21%	1.46%	(3.25%)	4,038,449	8%
Portfolio Optimization Moderate
Class I
2015	$12.19	($0.04)	($0.01)	($0.05)	$-	$-		$-	$12.14	0.31%	0.31%	(0.31%)	(0.36%)	$12,849,093	16%
2014	11.65	(0.04)	0.58	0.54	-	-		-	12.19	0.31%	0.31%	(0.31%)	4.62%	14,825,332	16%
2013	10.33	(0.03)	1.35	1.32	-	-		-	11.65	0.31%	0.28%	(0.28%)	12.74%	15,883,448	12%
2012	9.34	0.21	0.99	1.20	(0.21)	-		(0.21)	10.33	0.31%	0.21%	2.10%	12.94%	15,072,411	36%
2011 (10)	10.00	0.08	(0.68)	(0.60)	(0.06)	-		(0.06)	9.34	0.31%	0.21%	1.30%	(6.00%)	14,512,733	9%
Portfolio Optimization Growth
Class I
2015	$12.58	($0.04)	$-	($0.04)	$-	$-		$-	$12.54	0.31%	0.31%	(0.31%)	(0.33%)	$10,758,744	16%
2014	11.97	(0.04)	0.65	0.61	-	-		-	12.58	0.31%	0.31%	(0.31%)	5.08%	12,300,634	17%
2013	10.19	(0.03)	1.81	1.78	-	-		-	11.97	0.31%	0.28%	(0.28%)	17.46%	13,367,354	14%
2012	9.09	0.17	1.11	1.28	(0.18)	-		(0.18)	10.19	0.31%	0.21%	1.76%	14.02%	12,605,307	34%
2011 (10)	10.00	0.06	(0.92)	(0.86)	(0.05)	-		(0.05)	9.09	0.31%	0.21%	1.01%	(8.60%)	12,541,915	8%

See Notes to Financial Statements	See explanation of references on page C-36

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (2)
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Portfolio Optimization Aggressive-Growth
Class I
2015	$12.75	($0.04)	($0.08)	($0.12)	$-	$-	$-	$12.63	0.31%	0.31%	(0.31%)	(0.91%)	$2,312,489	16%
2014	12.11	(0.04)	0.68	0.64	-	-	-	12.75	0.31%	0.31%	(0.31%)	5.29%	2,639,423	19%
2013	10.02	(0.03)	2.12	2.09	-	-	-	12.11	0.31%	0.28%	(0.28%)	20.86%	2,876,530	16%
2012	8.82	0.14	1.20	1.34	(0.14)	-	(0.14)	10.02	0.31%	0.21%	1.43%	15.17%	2,634,612	33%
2011 (10)	10.00	0.05	(1.19)	(1.14)	(0.04)	-	(0.04)	8.82	0.31%	0.21%	0.85%	(11.38%)	2,662,738	12%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Since January 1, 2013, no dividends and capital gains distributions have been made by the Funds under the current dividend and distribution policy (see Note 2B in Note to Financial Statements).
(3)	The ratios for periods of less than one full year are annualized.
(4)	The ratios of expenses after expense reductions to average daily net assets are after custodian credits, advisory fee waivers and adviser expense reimbursements, if any, as discussed in Notes 6 and 7B in Notes to the Financial Statements. The expense ratios for the Diversified Alternatives, Pacific Dynamix, and Portfolio Optimization Portfolios do not include expenses of their respective underlying funds (see Note 1 in Notes to Financial Statements) in which they invest.
(5)	Total returns for periods of less than one full year are not annualized.
(6)	The Core Income, Absolute Return, and Equity Long/Short Portfolios commenced operations on April 27, 2015.
(7)	Operations of Class P commenced on May 2, 2011.
(8)	The Floating Rate Income and Value Advantage Portfolios commenced operations on April 30, 2013.
(9)	Reflects an amount rounding to less than $0.01 per share or 0.01%.
(10)	The Inflation Strategy, Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, and Portfolio Optimization Aggressive-Growth Portfolios commenced operations on May 2, 2011.
(11)	The Emerging Market Debt Portfolio commenced operations on April 30, 2012.
(12)	The annualized ratios of expenses, excluding dividend expenses on securities sold short, after and before expense reductions to average net assets for the years or periods ended are as follows:

	Class I		Class P
	Before	After	Before	After
December 31, 2015	1.42%	1.37%	1.22%	1.17%
December 31, 2014	1.48%	1.43%	1.29%	1.24%
December 31, 2013	1.45%	1.40%	1.25%	1.20%
December 31, 2012	1.37%	1.35%	1.16%	1.15%
December 31, 2011	1.36%	1.28%	1.16%	1.16%

The portfolio turnover rates, excluding securities sold short, for the same periods above were 123%, 118%, 77%, 78%, and 149%, respectively.
(13)	The Currency Strategies and Global Absolute Return Portfolios commenced operation on September 28, 2012.
(14)	The Diversified Alternatives Portfolio commenced operation on October 30, 2015.
(15)	The portfolio turnover rate for Diversified Alternatives Portfolio reflects an amount rounding to less than 1% for the period ended December 31, 2015.

See Notes to Financial Statements

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Pacific Select Fund (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end, management investment company and is organized as a Massachusetts business trust. Pacific Life Fund Advisors LLC (“PLFA” or “Adviser”) serves as investment adviser to the Trust. As of December 31, 2015, the Trust was comprised of fifty-six separate funds, forty-seven of which are presented in these financial statements (each individually a “Fund,” and collectively the “Funds”):

Core Income Portfolio*	Large-Cap Value Portfolio*	Real Estate Portfolio*
Diversified Bond Portfolio*	Long/Short Large-Cap Portfolio*	Technology Portfolio
Floating Rate Income Portfolio*	Main Street® Core Portfolio*	Absolute Return Portfolio*
Floating Rate Loan Portfolio*	Mid-Cap Equity Portfolio*	Currency Strategies Portfolio*
High Yield Bond Portfolio*	Mid-Cap Growth Portfolio*	Diversified Alternatives Portfolio
Inflation Managed Portfolio*	Mid-Cap Value Portfolio*	Equity Long/Short Portfolio*
Inflation Strategy Portfolio*	Small-Cap Equity Portfolio*	Global Absolute Return Portfolio*
Managed Bond Portfolio*	Small-Cap Growth Portfolio*	Pacific Dynamix — Conservative Growth Portfolio **
Short Duration Bond Portfolio*	Small-Cap Index Portfolio*	Pacific Dynamix — Moderate Growth Portfolio **
Emerging Markets Debt Portfolio*	Small-Cap Value Portfolio*	Pacific Dynamix — Growth Portfolio **
Comstock Portfolio*	Value Advantage Portfolio*	Portfolio Optimization Conservative Portfolio ***
Dividend Growth Portfolio*	Emerging Markets Portfolio*	Portfolio Optimization Moderate-Conservative Portfolio***
Equity Index Portfolio*	International Large-Cap Portfolio*	Portfolio Optimization Moderate Portfolio***
Focused Growth Portfolio	International Small-Cap Portfolio*	Portfolio Optimization Growth Portfolio***
Growth Portfolio*	International Value Portfolio*	Portfolio Optimization Aggressive-Growth Portfolio***
Large-Cap Growth Portfolio*	Health Sciences Portfolio

*	These Funds are collectively known as the “Underlying Funds”
**	These Funds are collectively known as the “Pacific Dynamix Portfolios”
***	These Funds are collectively known as the “Portfolio Optimization Portfolios”

The Trust offers two separate share classes, Class I and Class P. Each Fund presented in these financial statements, except for the Diversified Alternatives Portfolio, Pacific Dynamix Portfolios, and the Portfolio Optimization Portfolios, offers both Class I and Class P shares. The Diversified Alternatives Portfolio, Pacific Dynamix Portfolios, and Portfolio Optimization Portfolios offer Class I shares only.

The Diversified Alternatives Portfolio and Portfolio Optimization Portfolios invest their assets in Class P shares of certain Underlying Funds (see Note 7C). Presently, only the Diversified Alternatives Portfolio, Portfolio Optimization Portfolios, the Adviser, and certain of its affiliates can invest in Class P shares of the Underlying Funds.

The Pacific Dynamix Portfolios invest their assets in Class P shares of the PD 1-3 Year Corporate Bond, PD Aggregate Bond Index, PD High Yield Bond Market, PD Large-Cap Growth Index, PD Large-Cap Value Index, PD Small-Cap Growth Index, PD Small-Cap Value Index, PD Emerging Markets, and PD International Large-Cap Portfolios (collectively, the “Pacific Dynamix Underlying Funds”) (see Note 7C). Presently, only the Pacific Dynamix Portfolios, the Adviser, and certain of its affiliates can invest in the Pacific Dynamix Underlying Funds.

There is a separate annual report containing the financial statements for the Pacific Dynamix Underlying Funds, which is available without charge. For information on how to obtain the annual report for the Pacific Dynamix Underlying Funds, see the Where to Go for More Information section of this report on page F-26.

Shares of the Funds within the Trust are offered only to certain separate accounts of Pacific Life Insurance Company (“Pacific Life”) and Pacific Life & Annuity Company (“PL&A”), a wholly-owned subsidiary of Pacific Life. Pacific Life and PL&A determine which Funds of the Trust to make available.

On October 30, 2015, the American Funds® Growth, American Funds Growth-Income, and American Funds Asset Allocation Portfolios of the Trust were liquidated pursuant to plans of substitutions approved by their shareholders of record, and the Precious Metals Portfolio of the Trust was liquidated pursuant to a plan of liquidation approved by the Trust’s Board of Trustees and the shareholders of record of the Precious Metals Portfolio. Because the American Funds Growth, American Funds Growth-Income, American Funds Asset Allocation, and Precious Metals Portfolios were liquidated prior to December 31, 2015, no financial information is presented in this report except for the Transactions with Affiliates disclosure under Investments in Affiliated Funds (see Note 7C).

American Funds is a registered trademark of American Funds Distributors, Inc. and Main Street is a registered trademark of OppenheimerFunds, Inc.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (United States Generally Accepted Accounting Principles, or “U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund qualifies as an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to the Investment Companies Topic of U.S. GAAP.

Effective January 1, 2015, the Trust implemented Accounting Standards Update (“ASU”) No. 2014-11 issued by the Financial Accounting Standards Board (“FASB”). The ASU requires two new disclosures. The first disclosure requires an entity to disclose information on transfers

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

accounted for as sales in transactions that are economically similar to repurchase agreements. The second disclosure provides increased transparency about the types of collateral pledged in repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions accounted for as secured borrowings (see required disclosure in Note 12).

A. INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are recorded on a trade date basis. Securities purchased or sold on a when-issued or delayed-delivery basis as well as certain loan transactions and mortgage securities (such as Government National Mortgage Association (“GNMA”) securities) may be settled a month or more after the trade date. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities, which are recorded as soon as a Fund is informed of the ex-dividend date or upon receipt of the dividend. A Fund’s estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gains distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. Interest income, adjusted for amortization of premium and accretion of discount, is recorded daily on an accrual basis. Investment income is recorded net of foreign taxes withheld, if any. A Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. A Fund will accrue such taxes and reclaims as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which a Fund invests. Facility fees and other fees (such as origination fees) received from floating rate senior loan notes purchased (see Note 4) by that Fund are amortized over the expected term of each applicable senior loan. Commitment fees received by a Fund relating to unfunded senior loan commitments are amortized to income over the period of the commitment. Consent fees, which are compensation for agreeing to changes in the terms of debt instruments, are recorded as interest income when received. Realized gains and losses from investment transactions are recorded on the basis of identified cost. Gains and losses realized on principal paydowns from mortgage-backed and asset-backed securities are recorded as interest income. Litigation settlements on securities that were previously held are recorded as realized gains on investment securities.

B. DISTRIBUTIONS TO SHAREHOLDERS

Prior to January 1, 2015, each Fund of the Trust was either qualified as a regulated investment company (each, a “RIC Fund” and collectively, the “RIC Funds”) under Subchapter M of the Internal Revenue Code or treated as a partnership (each, a “Partnership Fund” and collectively, the “Partnership Funds”) for Federal income tax purposes only. Effective January 1, 2015, each of the remaining RIC Funds elected to change their tax status from a regulated investment company to a partnership for Federal income tax purposes on a going-forward basis. Beginning January 1, 2013, each of the RIC Funds utilized the consent dividend provision of section 565 of the Internal Revenue Code to effectively distribute income and capital gains for tax purposes even though dividends have not actually been paid by the RIC Funds. The Partnership Funds are not required to distribute taxable income and capital gains for Federal income tax purposes. Therefore, no dividends and capital gains distributions have been paid by any Fund since January 1, 2013 and there will be no dividends and capital gains distributions paid by any Fund in future years under the current dividend and distributions policy (see Financial Highlights on pages C-26 through C-36 and Note 13).

C. FOREIGN CURRENCY TRANSLATION

The Trust’s accounting records are maintained in U.S. dollars. The market value of investments and other assets and liabilities, which are denominated in non-U.S. currencies, are translated into U.S. dollars based on the applicable exchange rates at the end of each business day. Purchases and sales of investments and income and expenses, denominated in foreign currencies, are translated into U.S. dollars at the exchange rates in effect on the transaction date.

None of the Funds separately report the effect of changes in foreign exchange rates from changes in market prices of investments held. Such changes are included with the net realized gain or loss and change in net unrealized appreciation or depreciation on investments. Other foreign currency transactions resulting in realized and unrealized gain or loss, if any, are reported separately as net realized gain or loss on foreign currency transactions and change in net unrealized appreciation or depreciation on foreign currencies.

D. ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES

Income, non-class specific expenses, and realized and unrealized gains and losses, are allocated on a daily basis to each class of shares based upon the relative portion of net assets of each class. Certain Trust expenses directly attributable to a particular Fund are charged to that Fund (such as fund-specific transactional fees, proxies, liquidations, litigation, and organizational/start-up costs) and class-specific fees and expenses are charged directly to the respective share class within each Fund. Generally, other Trust expenses are allocated proportionately among all the Funds in relation to the net assets of each Fund.

E. OFFERING COSTS

A new Fund bears all costs (or the applicable pro-rata share if there is more than one new Fund) associated with the offering expenses of the Fund, including legal, printing, and support services (see Notes 6 and 7A). All such costs are amortized as an expense of the new Fund on a straight-line basis over twelve months from commencement of operations.

3. VALUATION AND FAIR VALUE MEASUREMENTS

A. VALUATION POLICY

The Trust’s Board of Trustees (the “Board”) has adopted a policy (“Valuation Policy”) for determining the value of the Trust’s investments each business day. Under the Valuation Policy, the Board has delegated certain functions to the Trustee Valuation Committee (“TVC”) and/or the Valuation Oversight Committee (“VOC”) or its delegate to determine the fair value of certain investments, which includes using third party pricing services. Each valuation committee that values the Funds’ investments does so in accordance with the Valuation Policy. Notes 3B and 3C below describe in greater detail the methodologies used to value each Fund’s investments.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

B. NET ASSET VALUE

Each Fund presented in these financial statements is divided into shares and share classes, if applicable. The price per share of each class of a Fund’s shares is called the net asset value (“NAV”). The NAV forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. Each Fund’s NAV is calculated by taking the total value of a Fund’s assets, subtracting a Fund’s liabilities, and dividing by the total number of shares outstanding.

Each Fund’s NAV is calculated once per day, every day the New York Stock Exchange (“NYSE”) is open, including days when foreign markets and/or bond markets are closed. For purposes of calculating the NAV, the value of investments held by each Fund is generally determined as of the scheduled closing time of the NYSE, which is usually 4:00 p.m. Eastern Time. Information that becomes known to the Trust or its agents after the scheduled close of the NYSE on a particular day will not normally be used to retroactively adjust the price of an investment for that same business day. Such information may include late dividend notifications, legal or regulatory matters, corporate actions, and corrected/adjusted last sales prices or official closing prices from an exchange.

Each Fund’s NAV will not be calculated on days when the NYSE is closed. There may be a delay in calculating the NAV if: (i) the NYSE is closed on a day other than a regular holiday or weekend, (ii) trading on the NYSE is restricted, (iii) an emergency exists (as determined by the Securities and Exchange Commission (“SEC”)), making the sale of investments or determinations of NAV not practicable, or (iv) the SEC permits a delay for the protection of shareholders.

Certain Funds may hold investments that are primarily listed on foreign exchanges. Because those investments trade on weekends and other days when the Funds do not calculate their NAVs, the value of those investments may change on days when a shareholder will not be able to purchase or redeem shares of those Funds.

C. INVESTMENT VALUATION

The value of each security or other investment is the amount which a Fund might reasonably expect to receive for the investment upon its current sale in the ordinary course of business. For purposes of calculating the NAV, the value of investments held by each Fund is based primarily on pricing data obtained from various sources approved by the Board.

Domestic Equity Investments

For domestic equity investments (including exchange-traded funds), the Funds generally use the official closing price or last reported sale price from an exchange as of the scheduled closing time of the NYSE and do not normally take into account trading, clearances or settlements that take place after the scheduled close of the NYSE. Investments for which no official closing price or last reported sales price are reported are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

Foreign Equity Investments

For foreign equity investments, the Funds generally use the official closing price or last reported sale price from the principal foreign exchanges, which may be earlier than the scheduled close of the NYSE. The Trust then may adjust for market events occurring between the close of certain foreign exchanges and the scheduled close of the NYSE. The Trust has retained an independent statistical analysis service approved by the Board to assist in determining the value of certain foreign equity investments. This service utilizes proprietary computer models based on historical performance of markets and other considerations to determine adjustments for market events. Quotations of foreign investments in foreign currencies and those valued using forward currency rates are converted into U.S. dollar equivalents using a foreign exchange quotation from an approved source.

Exchange Traded Futures, Options, and Swaps

Exchange traded futures, options, and swaps are generally valued using the settlement price determined by the relevant exchange. Exchange traded futures, options, and swaps for which no settlement price is reported, are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

Over-the-Counter (“OTC”) Investments

OTC investments (including swaps and options) are generally valued by approved pricing services that use evaluated prices from various observable market and other factors. Certain OTC swap agreements are generally valued using industry pricing models, broker quotes or other methodologies pursuant to the Valuation Policy. Forward foreign currency contracts are generally valued using the mean between broker-dealer bid and ask quotations, and foreign currency exchange rates gathered from leading market makers.

Domestic and Foreign Debt Investments

Debt investments are generally valued using the mean between bid and ask prices provided by approved pricing and quotation services, which are based upon evaluated prices determined from various observable market and other factors. Certain debt investments are valued by using a benchmark, matrix, or other pricing methodology approved pursuant to the Valuation Policy.

Diversified Alternatives Portfolio

The investments of the Diversified Alternatives Portfolio consist of Class P shares of the applicable Underlying Funds, which are valued at their respective NAVs at the time of computation.

Pacific Dynamix Portfolios

The investments of each Pacific Dynamix Portfolio consist of Class P shares of the applicable Pacific Dynamix Underlying Funds, which are valued at their respective NAVs at the time of computation.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Portfolio Optimization Portfolios

The investments of each Portfolio Optimization Portfolio consist of Class P shares of the applicable Underlying Funds, which are valued at their respective NAVs at the time of computation.

Investments in Other Investment Companies

Fund investments in other investment companies are valued at their respective NAVs at the time of computation.

Investment Values Determined by a Valuation Committee

The Trust’s Valuation Policy includes methodologies approved for valuing investments in circumstances where market quotations are not readily available. In such circumstances, the Valuation Policy provides that the value of such investments may be determined in accordance with Board approved formulas and methodologies (“Alternate Valuation Methodologies”). Under the Valuation Policy these Alternate Valuation Methodologies may include, among others, amortized cost, the use of broker quotes, the use of purchase prices, and benchmark and matrix pricing. In the event market quotations or Alternate Valuation Methodologies are not readily available or are determined to be unreliable, the value of the investments will be determined in good faith by the TVC, or determined by the VOC or its delegate pursuant to the Valuation Policy and then subsequently submitted for approval or ratification to either the TVC or the Board. Valuations determined by the TVC or the VOC or its delegate may require subjective inputs about the value of such investments. While these valuations are intended to estimate the value a Fund might reasonably expect to receive upon the current sale of the investments in the ordinary course of business, such values may differ from the value that a Fund would actually realize if the investments were sold or values that would be obtained if a different valuation methodology had been used.

Market quotations are considered not readily available if: (i) the market quotations received are deemed unreliable or inaccurate, (ii) approved pricing services do not provide a valuation for a particular investment, or (iii) material events occur after the close of the principal market for a particular investment but prior to the scheduled close of the NYSE.

D. FAIR VALUE MEASUREMENTS AND DISCLOSURES

The Trust characterizes its investments as Level 1, Level 2 or Level 3 based upon the various inputs or methodologies used to value the investments. Under the Valuation Policy, the VOC determines the level in which each investment is characterized. The VOC includes investment, legal, and compliance members of the Trust’s Adviser, accounting members of Pacific Life, and the Trust’s Chief Compliance Officer (“CCO”). The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

● Level 1 –	Quoted prices (unadjusted) in active markets for identical investments
● Level 2 –	Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data
● Level 3 –	Significant unobservable inputs that are not corroborated by observable market data

The VOC reviews the Valuation Policy periodically (at least annually) to determine the appropriateness of the pricing methodologies used to value each Fund’s investments. The VOC also periodically evaluates how the Trust’s investments are characterized within the three-tier hierarchy and the appropriateness of third party pricing sources. The VOC also periodically (at least annually) conducts back-testing of the value of various Level 2 and Level 3 investments to evaluate the effectiveness of the pricing methodologies including the unobservable inputs used to value those investments. Such back-testing includes comparing Level 2 and Level 3 investment values to subsequently available exchange-traded prices, transaction prices, and/or observable vendor prices. All changes to the Valuation Policy are reported to the Board on a quarterly basis with material changes, as determined by the Trust’s CCO, requiring approval by the Board.

The inputs or methodologies used for characterizing each Fund’s investments within the three-tier hierarchy are not necessarily an indication of the relative risks associated with investing in those investments. Foreign equity investments that are valued with the assistance of a statistical research service approved by the Board and based on significant observable inputs (as described in Note 3C) are reflected as Level 2. Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. Transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the end of the reporting period. A summary of each Fund’s investments as of December 31, 2015 as categorized under the three-tier hierarchy of inputs, can be found in the Notes to Schedule of Investments section of each Fund’s Schedule of Investments.

The following is a description of valuation inputs and techniques that the Trust currently utilizes to fair value each major category of assets and liabilities:

Equity Securities (Common and Preferred Stock) and Mutual Funds

Equity securities (foreign or domestic) that are actively traded on a securities exchange are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to these securities, they are categorized as Level 1. Equity securities traded on inactive markets and certain foreign equity securities are fair valued using significant other observable inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from pricing vendors that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable and timely, the fair values of these securities would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Investments in registered mutual funds, including affiliated registered mutual funds, are valued at their respective NAV and are categorized as Level 1.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

U.S. Treasury Obligations

U.S. Treasuries are fair valued based on pricing models that evaluate the mean between the most recently published bid and ask price from market data sources. The models also take into consideration yield curves and data received from active market makers and inter-dealer brokers. Yield curves change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable and timely, the fair values of U.S. Treasury obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Mortgage-Backed Securities and Asset-Backed Securities

Mortgage-backed securities, including government sponsored enterprises, are fair valued using pricing models based on inputs that include issuer type, coupon, and cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable and timely, the fair values of mortgage-backed securities would be categorized as Level 2; otherwise the fair value would be categorized as Level 3.

Asset-backed securities and collateralized mortgage obligations are fair valued using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable and timely, the fair values of asset-backed securities and collateralized mortgage obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Municipal Bonds

Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Foreign Government Bonds and Notes

Foreign government bonds and notes are fair valued based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored daily for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable and timely, the fair values of foreign government bonds and notes would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Corporate Bonds and Notes and U.S. Government Agency Issues

Corporate bonds held by a Fund are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, issuer credit information, and option-adjusted spread models where applicable. Fair values for high yield bonds are based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds, and sector-specific trends. To the extent that these inputs are observable and timely, the fair values of corporate bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

U.S. Government Agency Issues are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer, issuer credit information, and option-adjusted spread models where applicable. To the extent that these inputs are observable and timely, the fair values of U.S. Government Agency Issues would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Futures Contracts

Futures contracts and options on futures contracts that are actively traded on commodity exchanges are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to futures contracts, they are categorized as Level 1. To the extent that valuation adjustments are observable and timely, the fair values of futures contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Option Contracts

Exchange listed option contracts that are actively traded on securities exchanges are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to exchange listed option contracts, they are categorized as Level 1. If valuation adjustments are applied and such adjustments are observable and timely, the fair values of exchange listed option contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3. OTC option contracts are fair valued based on either broker-dealer quotations or pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable and timely, the fair values of OTC option contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

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Forward Foreign Currency Contracts

Forward foreign currency contracts are fair valued using various inputs and techniques, which include broker-dealer quotations and foreign currency exchange rates gathered from leading market makers. To the extent that these inputs are observable and timely, the fair values of forward foreign currency contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Forward Bond Contracts

Forward bond contracts are generally valued based on the current price of the underlying bond as provided by a third party pricing service and current interest rates. To the extent that these inputs are observable and timely, the fair values of forward bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Swap Agreements

Interest Rate Swaps – Interest rate swaps that are actively traded and cleared on a securities exchange or swap execution facility are fair valued based on quoted prices from the applicable exchange and are categorized as Level 2. Interest rate swaps traded over-the-counter are fair valued using pricing models that are based on real-time snap shots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps are monitored regularly to ensure that interest rates are properly depicting the current market rate. To the extent that these inputs are observable and timely, the fair values of interest rate swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Credit Default Swaps – Credit default swaps that are actively traded and cleared on a securities exchange or swap execution facility are fair valued based on quoted prices from the applicable exchange and are categorized as Level 2. Credit default swaps traded over-the-counter are fair valued using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Total Return Swaps – Total return swaps that are actively traded and cleared on a securities exchange or swap execution facility are fair valued based on quoted prices from the applicable exchange and are categorized as Level 2. Total Return swaps traded over-the-counter are fair valued using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of total return swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Total Return Basket Swaps – The value of total return basket swaps are derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing price on the principal exchange on which the securities are traded; (ii) financing costs; (iii) the value of dividends or accrued interest; (iv) cash balances within the swap; and (v) other factors, as applicable. To the extent that these inputs are observable and timely, the fair values of total return basket swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Volatility Swaps – Volatility swaps traded over-the-counter are fair valued using pricing models that are based on real-time snap shots of relevant discount interest rate curves, volatility inputs, and present value, which are observable from the market and built using the most actively traded securities for a given maturity. In addition, market data pertaining to volatility swaps are monitored regularly to ensure that volatility rates are properly depicting the current volatility rate. To the extent that these inputs are observable and timely, the fair values of volatility swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Senior Loan Notes

Floating rate senior loan notes (“Senior Loans”) are fair valued based on a quoted price received from a single broker-dealer or an average of quoted prices received from multiple broker-dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the fair values of Senior Loans would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Credit-Oriented Investments

For non-publicly traded instruments that represent debt to the Trust, the carrying amount approximates fair value due to the relatively short-term maturity of these financial instruments. The Trust may use market transactions for identical or similar instruments or a market yield approach, which utilizes expected future cash flows that are discounted using estimated current market rates. Discounted cash flow calculations may be adjusted to reflect current market conditions and/or the perceived credit risk of each Fund as applicable. Consideration may also include an evaluation of collateral. To the extent that these inputs are observable and timely, the fair values for credit-oriented investments are categorized as Level 2; otherwise the fair values would be categorized as Level 3.

4. INVESTMENTS AND RISKS

General Investment Risks

An investment in each Fund represents an indirect investment in the assets owned by that Fund. As with any mutual fund, the value of the assets owned by each Fund may move up or down, and as a result, an investment in a Fund at any point in time may be worth more or less than the original amount invested.

A Fund’s transactions in listed securities are settled/paid for upon delivery to or from their counterparties; therefore, the risk of counterparty default for listed securities is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligations.

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Market and Regulatory Risks

Events in the financial markets and economy may cause volatility and uncertainty and affect Fund performance. Market events may affect a single issuer, industry, sector, or the market as a whole. In addition, because of interdependencies between markets, events in one market may adversely impact other markets or issuers in which a Fund invests in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and a Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests. Governmental and regulatory actions, including tax law changes, may also impair Fund management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact a Fund in unforeseen ways, such as causing the Fund to alter its existing strategies or potentially, to liquidate and close.

Fund of Funds Investments

The Diversified Alternatives Portfolio and Portfolio Optimization Portfolios are exposed to the same risks as the Underlying Funds in direct proportion to the allocation of their assets among those Underlying Funds. Allocations among the Underlying Funds are determined using an asset allocation process, which seeks to optimize returns by allocating among different asset classes given the various levels of risk tolerance. The allocations of the Diversified Alternatives Portfolio and Portfolio Optimization Portfolios may not effectively decrease risk or increase returns for investors, and the selection and weighting of allocations to asset classes and/or Underlying Funds may cause them to underperform other mutual funds with a similar investment objective. Although the Diversified Alternatives Portfolio and Portfolio Optimization Portfolios seek to provide diversification across major asset classes, they may invest a significant portion of their assets in any single Underlying Fund (see Note 7C).

The Pacific Dynamix Portfolios are exposed to the same risks as the Pacific Dynamix Underlying Funds in direct proportion to the allocation of their assets among those Pacific Dynamix Underlying Funds. The annual report for the Pacific Dynamix Underlying Funds contains information about the risks associated with investing in the Pacific Dynamix Underlying Funds. Allocations among the Pacific Dynamix Underlying Funds are determined using an asset allocation process, which seeks to optimize returns by allocating among different asset classes given various levels of risk tolerance. The allocations of the Pacific Dynamix Portfolios may not effectively decrease risk or increase returns for investors, and the selection and weighting of allocations to asset classes and/or Pacific Dynamix Underlying Funds may cause them to underperform other mutual funds with a similar investment objective. Although the Pacific Dynamix Portfolios seek to provide diversification across major asset classes, they may invest a significant portion of their assets in any single Pacific Dynamix Underlying Fund (see Note 7C).

Equity Investments

Stock markets are volatile. Equity investments tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

Debt Investments

Debt investments are subject to many risks, including, but not limited to, interest rate risk, credit risk, market and regulatory risk, price volatility, and liquidity risk, which may affect their value. There is a risk that an issuer or guarantor of a debt investment might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce a Fund’s income or ability to recover amounts due and may reduce the value of the debt investment, sometimes dramatically. High Yield/high risk or “junk” securities may be more volatile than higher rated securities. High yield/high risk securities (including loans) are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities, especially during periods of economic uncertainty or during economic downturns. Debt investments, including bonds, fixed rate loans, and short-term instruments may be affected by changes in interest rates. Debt investments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt investments with shorter durations or floating or adjustable interest rates. The value of debt investments may fall when interest rates rise. Certain debt investments may be difficult to value, purchase, and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale.

Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. The negative impact on debt investments from potential interest rate increases could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, regulations applicable to and changing business practices of broker-dealers that make markets in debt investments may result in those broker-dealers restricting their market making activities for certain debt investments, which may reduce the liquidity and increase the volatility of such debt investments.

Certain asset-backed instruments, such as collateralized debt obligations, collateralized mortgage obligations and other mortgage-related securities, structured investment vehicles, and other debt investments may have exposure to subprime loans or subprime mortgages, which are loans to persons with lower credit ratings. These instruments may present credit risk that is not transparent and that is greater than indicated by their ratings. The value of these instruments may be more acutely affected by downturns in the credit markets or the real estate market than certain other investments, and it may be difficult to value these instruments because of a thin secondary market.

Foreign and Emerging Markets Investments

Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected,

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and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Investments in or exposure to investments in emerging market countries may be riskier than investments in or exposure to investments in U.S. and certain developed markets.

The countries listed in the Schedules of Investments for individual investment holdings (each a “Holding”) are each considered the country of risk to which a Holding, and therefore the Fund, is exposed. Each Holding’s country of risk is obtained from a third-party source that uses factors such as reporting currency, sales/revenue and location of management of the Holding’s issuer to determine country of risk. The country of risk may not be exclusive, however, as there may be other countries of risk to which a Holding is exposed that are not disclosed, although the country identified is expected to be the primary country of risk for that Holding. A Holding is generally subject to greater country risk based on where it conducts business or is economically tied to rather than where it is formed or incorporated. Foreign markets risks may include currency risk, market and regulatory risk, liquidity risk, emerging markets risk and geographic focus risk, among other risks.

As of December 31, 2015, the Emerging Markets Portfolio holds $4,705,263 Argentine Peso ($363,481 USD equivalent) restricted foreign cash, which represents cash deposits in Argentina required for entities engaging in activities in Argentina. The Trust has been advised that such cash cannot be withdrawn without the written approval of the Banco Central de la Republica Argentina (“Central Bank of Argentina”) and that, as of December 31, 2015, the Central Bank of Argentina is not providing written approval to withdraw cash for entities not domiciled in Argentina.

Senior Loan Participations and Assignments

Certain Funds may invest in Senior Loans of domestic or foreign corporations, partnerships and other entities (“Borrowers”), the interest rates of which float or adjust periodically based upon a specified adjustment schedule, benchmark indicator, or prevailing interest rates. Senior Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally include prime rates of one or more major U.S. banks, London Interbank Offered Rates (“LIBOR”) or certificates of deposit rates. Senior Loans often require prepayments from excess cash flow or permit the Borrower to repay at its election. The degree to which Borrowers repay cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturities. Senior Loans are exempt from registration under the Securities Act of 1933, may contain certain restrictions on resale, and cannot be sold publicly. A Fund’s investments in Senior Loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

When a Fund purchases assignments, it acquires all the rights and obligations under the loan agreement of the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than those held by the assigning lender.

When a Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation. A participation interest in Senior Loans includes the right to receive payments of principal, interest, and any fees to which it is entitled from the lender and only upon receipt by the lender of payments from the Borrower, but not from the Borrower directly. When investing in a participation interest, if a Borrower is unable to meet its obligations under a loan agreement, a Fund generally has no right to enforce compliance with the terms of the loan agreement. As a result, the Fund assumes the credit risk of the Borrower, the selling participant, and any other persons that are interpositioned between the Fund and the Borrower. If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. As of December 31, 2015, no participation interest in Senior Loans was held by any of the Funds presented in these financial statements.

Inflation-Indexed Bonds

Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are debt securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will result in an adjustment to interest income.

Mortgage-Related and Other Asset-Backed Securities

Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), collateralized loan obligations (“CLOs”), mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-related and other asset-backed securities are debt securities issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality, that are collateralized by a pool of mortgages, mortgage pass-through securities, U.S. Government securities or other assets. The value of some mortgage-related and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgage and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or issuers will meet their obligations.

SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (“IOs”), which receive all of the interest, and principal-only securities (“POs”), which receive the entire principal. The cash flows and yields on IOs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans. If the underlying mortgages experience higher than anticipated prepayments, an investor in IOs of SMBS may fail to recoup fully its initial investment, even if the IOs are highly rated or are derived from securities guaranteed by the U.S. Government. Unlike other debt and other mortgage-backed securities, the market value of IOs tends to move in the same direction as interest rates. As prepayments on the underlying mortgages of POs increase, the yields on POs increase. Payments received from IOs are recorded as interest income. Because principal will not be received at the maturity of an IO, adjustments are made to the

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book value of the security on the coupon date until maturity. These adjustments are included in interest income. Payments received from POs are treated as reductions to the cost and par value of the securities. Any excess principal paydown gains or losses associated with the payments received are recorded as interest income.

U.S. Government Securities

Certain Funds may invest in securities issued by U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of, and in certain cases, guaranteed by the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury Bills, Treasury Notes, Treasury Bonds, and securities guaranteed by GNMA (or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. Securities not backed by the full faith and credit of the U.S. Government may be subject to a greater risk of default. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA and FHLMC are government-sponsored corporations, the common stocks of which are owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Securities

Certain Funds may purchase and sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by a Fund is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss. Risk may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts, or if the issuer does not issue the securities due to political, economic, or other factors.

Delayed-Delivery Transactions

Certain Funds may purchase or sell securities on a delayed-delivery basis. Payment and delivery may take place after the customary settlement period for that security. The price or yield of the underlying securities is fixed at the time the transaction is negotiated. When delayed-delivery purchases are outstanding, a Fund will set aside, and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Repurchase Agreements

Certain Funds may enter into repurchase agreements with institutions that the Adviser or sub-adviser has determined are creditworthy. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying security (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell the security at an agreed upon price and time. Repurchase agreements permit a Fund to maintain liquidity and potentially earn income over periods of time that may be as short as overnight. The collateral for all repurchase agreements are held in safekeeping for the benefit of the Funds at the Trust’s custodian, or broker-dealer, or a designated sub-custodian under a tri-party repurchase agreement. All repurchase agreements entered into by a Fund are collateralized with cash or securities of a type that a Fund is permitted to hold. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest, except in the case of a repurchase agreement entered into for the purposes of selling a security short, where the value of the collateral delivered to a Fund must equal or exceed 95% of the value of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered into for the purposes of selling a security short may provide that the cash purchase price paid by a Fund is more than the value of the collateral received that it is obligated to return to the counterparty under the repurchase agreement. Since in such a transaction, a Fund normally will have used the collateral received to settle the short sale, a Fund will segregate liquid assets equal to the marked to market value of the collateral received that it is obligated to return to the counterparty under the repurchase agreement.

In the event of default on the obligation to repurchase a security held by a Fund as collateral, the Fund has the right to liquidate the security and apply the proceeds to the counterparty’s obligations to a Fund under the repurchase agreement. Upon an event of default under the repurchase agreement, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed, limited or wholly denied.

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Borrowings and Other Financing Transactions

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the 1940 Act, which may be viewed as borrowing or financing transactions by a Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions see Note 5.

Reverse Repurchase Agreements – Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security that it holds to a financial institution with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are recorded as a liability. Interest payments made are recorded as a component of interest expense. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A reverse repurchase agreement involves the risk that the market value of the security sold by a Fund may decline below the repurchase price of the security. A Fund will segregate assets determined to be liquid by the manager or otherwise cover its obligations under reverse repurchase agreements.

Sale-Buybacks Financing Transactions – Certain Funds may enter into transactions referred to as sale-buybacks. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. Such transactions are recorded as secured borrowings. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are recorded as a liability. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the price drop. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to a Fund. A Fund will segregate assets determined to be liquid or otherwise cover its obligations under sale-buyback transactions.

Short Sales – Certain Funds may enter into short sales. A short sale is a transaction in which a Fund sells securities it does not own. A Fund’s use of short sales involves the risk that the price of the security in the open market may be higher when purchased to close out the Fund’s short position, resulting in a loss to the Fund. Such a loss is theoretically unlimited because there is no limit on the potential increase in the price of a security or guarantee as to the price at which the manager would be able to purchase the security in the open market.

When a Fund sells securities short, it must borrow those securities to make delivery to the buyer. The Fund incurs an expense for such borrowing. The Fund may be required to pledge a portion of its assets to the broker as collateral for the borrowed securities. The Fund may not be able to purchase a security that it needs to deliver to close out a short position at an acceptable price. This may result in losses and/or require the Fund to sell long positions before the manager had intended. A Fund may not be able to successfully implement its short sale strategy, which may limit its ability to achieve its investment goal, due to limited availability of desired or eligible securities, the cost of borrowing securities, regulatory changes limiting or barring short sales, or for other reasons. Securities sold in short sale transactions and the interest and dividends payable on such securities, if any, are recorded as a liability.

For the Long/Short Large-Cap Portfolio, in the event of a default by the Fund where the replacement value of the borrowed securities exceeds the pledged collateral, the lender is granted a security interest in the Fund’s right, title, and interest in the property and assets then held by the lender in any capacity, as security for the Fund’s obligation to pay the lender.

The use of proceeds received from selling short to purchase additional securities (long positions) results in leverage, which may increase a Fund’s exposure to long positions. Leverage could magnify gains and losses and, therefore, increase a Fund’s volatility.

Segregation and Collateral

If a Fund engages in certain transactions, such as derivative investments, repurchase agreements, securities lending transactions, or repurchase-to-maturity transactions accounted for as secured borrowings, it may require collateral in the form of cash or investments to be held in segregated accounts at the Trust’s custodian, with an exchange or clearing member firm, or segregated on the Fund’s books and records maintained by the custodian and/or the manager of each Fund. In each instance that segregation of collateral is required, it is done so in accordance with the 1940 Act and/or any interpretive guidance issued by the SEC. In the event of the counterparty default on the transaction, a Fund has the right to liquidate the collateral and apply the proceeds to the counterparty’s obligations to that Fund. Upon an event of default, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed, limited or wholly denied. There is also a possibility that a Fund could experience a delay in selling investments that are segregated as collateral.

5. DERIVATIVE INVESTMENTS AND RISKS, AND ENFORCEABLE MASTER NETTING ARRANGEMENTS

A. PRINCIPAL MARKET RISKS MANAGED BY INVESTING IN DERIVATIVES

Derivative instruments are investments whose values are tied to the value of an underlying security or asset, a group of assets, interest rates, exchange rates, currency or an index. Certain Funds are permitted to invest in derivative instruments, including, but not limited to, futures contracts, option contracts, forward foreign currency contracts and swap agreements. Derivatives may have little or no initial cash investment value relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This is sometimes referred to as leverage. Leverage can magnify a Fund’s gains and losses and therefore increase its volatility. A Fund’s investments in derivatives may increase, decrease or change the level or types of exposure to certain risk factors. The primary risks a Fund may attempt to

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NOTES TO FINANCIAL STATEMENTS (Continued)

manage through investing in derivative instruments include, but are not limited to, interest rate, foreign investments and currency, price volatility, and credit (including counterparty) risks.

Interest Rate Risk – A Fund may be exposed to interest rate risk through investments in debt securities. Interest rate risk is the risk that debt securities will decline in value as a result of changes in interest rates. For example, the value of bonds, fixed rate loans and short-term money market instruments may decline in value when interest rates rise. In a low interest rate environment, the risks associated with rising interest rates are heightened. Debt securities with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt securities with shorter durations or money market instruments. Therefore, duration is a potentially useful tool to measure the sensitivity of a debt security’s yield (market price to interest rate movement). To manage these risks, certain Funds may invest in derivative instruments tied to interest rates.

Foreign Investments and Currency Risk – A Fund may be exposed to foreign investments and/or currency risk through direct investment in securities or through options, futures or currency transactions. The prices of foreign securities that are denominated in foreign currencies are affected by the value of the U.S. dollar. With respect to securities denominated in foreign currencies, in general, as the value of the U.S. dollar rises, the U.S. dollar price of a foreign security will fall. As the value of the U.S. dollar falls, the U.S. dollar value of the foreign security will rise. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting guidance and controls, less secure foreign banks or securities depositories than those in the U.S., foreign taxation issues and foreign controls on investments. As a result, a Fund’s investments in foreign currency-denominated securities and other foreign investments may reduce the returns of the Fund. To manage these risks, certain Funds may invest in derivative instruments tied to foreign investments and/or currencies.

Price Volatility Risk – Derivatives tied to equity and debt securities are exposed to potential price volatility. Debt securities are affected by many factors, including prevailing interest rates, market conditions and market liquidity. Volatility of below investment grade debt securities (including loans) may be relatively greater than for investment grade debt securities. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors. To manage these risks, certain Funds may invest in various derivative instruments. Derivative instruments may be used to manage a Fund’s exposure to price volatility risk but may also be subject to greater price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Credit and Counterparty Risk – Credit risk is the risk that a debt security’s issuer (or borrower or counterparty) will be unable or unwilling to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or may go bankrupt. This is also sometimes described as counterparty risk. A Fund may lose money if the issuer or guarantor of debt security, or counterparty of a derivative contract, repurchase or reverse repurchase agreement, or a loan of Fund securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. A Fund may attempt to minimize concentrations of credit risk by undertaking transactions with a large number of borrowers or counterparties on recognized and reputable exchanges. A Fund’s investments in debt investments may range in quality from those rated in the lowest category in which it is permitted to invest to those rated in the highest category by a rating agency, or if unrated, determined by the manager to be of comparable quality.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default. Financial assets of counterparties, which potentially expose a Fund to counterparty risk, consist mainly of cash due from counterparties and investments. Certain managers may attempt to minimize credit risks to the Funds by performing extensive reviews of each counterparty, entering into transactions with counterparties that the manager believes to be creditworthy at the time of the transaction and requiring the posting of collateral in applicable transactions. To manage these risks, certain Funds may invest in derivative instruments tied to a security issuers’ financial strength.

B. DERIVATIVE INVESTMENTS

In addition to managing the market risks described above, certain Funds, if permitted by their investment objectives, may also invest in derivatives for purposes of hedging, duration management, to gain exposure to specific investment opportunities, as a substitute for securities, to enhance returns, or to otherwise help achieve a Fund’s investment goal. Each derivative instrument and the reasons a Fund invested in derivatives during the reporting period are discussed in further detail below.

Futures Contracts – A futures contract is a commitment to buy or sell a specific amount of a financial instrument or commodity at a negotiated price on a specified future date. Futures contracts are subject to the possibility of illiquid markets, and the possibility of an imperfect correlation between the value of the instruments and the underlying securities. Initial margin deposits are made upon entering into futures contracts and can be funded with either cash or securities. During the period a futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s cost of the contract. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

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NOTES TO FINANCIAL STATEMENTS (Continued)

During the reporting period, the following Funds entered into futures contracts for the reasons described: The Diversified Bond and Inflation Strategy Portfolios used futures to manage Fund risk and duration. The Inflation Managed and Managed Bond Portfolios entered into futures contracts to manage interest rate exposure, to provide liquidity, and as a substitute for cash bond exposure. The Short Duration Bond Portfolio used interest rate futures contracts to manage duration and interest rate risk. The Long/Short Large-Cap Portfolio used futures contracts to manage interest rate risk, to provide liquidity, as a substitute for cash bond exposure and maintain full exposure to the equity markets. The Equity Index, Small-Cap Equity, and Small-Cap Index Portfolios utilized futures to provide market exposure proportionate to the size of each Fund’s cash flows and residual cash balances. The Mid-Cap Equity, Mid-Cap Growth, Mid-Cap Value, Small-Cap Equity, Small-Cap Index, Small-Cap Value, Value Advantage, International Large-Cap, International Small-Cap, and International Value Portfolios utilized futures to gain market exposure with the cash generated during PLFA’s reallocation of assets related to the Portfolio Optimization Portfolios. The Absolute Return Portfolio used futures to hedge interest rate duration risk and as a substitute for cash bond exposure. The Equity Long/Short Portfolio used futures to gain exposure to the equity market. The Global Absolute Return Portfolio used futures to manage duration and interest rate risk, to maintain full exposure to the equities market, to manage exposure to various markets and interest rates, to provide daily liquidity for the Fund’s inflows and outflows, and to enhance returns.

Option Contracts – An option contract is a commitment that gives the purchaser of the contract the right, but not the obligation, to buy or sell an underlying asset at a specific price on or before a specified future date. On the other hand, the writer of an option contract is obligated, upon the exercise of the option, to buy or sell an underlying asset at a specific price on or before a specified future date. A swaption is an option contract granting the owner the right to enter into an underlying swap. Inflation-capped options are options on U.S. inflation rates at a stated strike price. The seller of an inflation-capped option receives an upfront premium and in return the buyer receives the right to receive a payment at the expiration of the option if the cumulative annualized inflation rate over the life of the option is above (for caps) or below (for floors) the stated strike price. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products below a certain rate on a given notional exposure. Writing put options or purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Writing call options or purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes or purchases a call, put, or inflation-capped option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an investment, respectively, and subsequently adjusted to the current market value, based on the quoted daily settlement price of the option written or purchased. Certain options may be written or purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received or paid from writing or purchasing options, which expire unexercised, are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or realized is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. A Fund, as a writer of an option, may have no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the underlying written option. In addition, an illiquid market may make it difficult for a Fund to close out an option contract.

The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. Listed option contracts present minimal counterparty credit risk since they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. A Fund’s maximum risk of loss from counterparty credit risk related to OTC option contracts is limited to the premium paid.

During the reporting period, the following Funds entered into option contracts for the reasons described: The Diversified Bond and Inflation Strategy Portfolios purchased or wrote options to manage Fund risk and duration. The Inflation Managed and Managed Bond Portfolios wrote options and swaptions on futures, currencies, volatility and swaps, as a means of capitalizing on anticipated changes in market volatility and to generate income. Both Funds also wrote inflation floors and caps to hedge duration. The Mid-Cap Growth Portfolio purchased and wrote option contracts on indices and individual equity securities to gain exposure to certain companies, generate income and to hedge market risk on equity securities. The Health Sciences Portfolio purchased or wrote options to enhance returns. The Technology Portfolio purchased and wrote option contracts on individual equity securities to gain exposure to certain companies and to generate income. The Absolute Return Portfolio used options to hedge overall Fund downside risk and to gain market exposure. The Global Absolute Return Portfolio purchased or wrote options for hedging purposes to protect gains and to enhance returns.

Forward Foreign Currency Contracts – A forward foreign currency contract (“Forward Contract”) is a commitment to buy or sell a specific amount of a foreign currency at a negotiated price on a specified future date. Forward Contracts can help a Fund manage the risk of changes in currency exchange rates. These contracts are marked-to-market daily at the applicable forward currency translation rates. A Fund records realized gains or losses at the time the Forward Contract is closed. A Forward Contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. A Fund’s maximum risk of loss from counterparty credit risk related to Forward Contracts is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.

During the reporting period, the following Funds entered into forward foreign currency contracts for the reasons described: The Diversified Bond, Inflation Strategy, and Short Duration Bond Portfolios used Forward Contracts for hedging purposes to help protect the Funds’ returns against adverse currency movements. The Inflation Managed and Managed Bond Portfolios used Forward Contracts in connection with settling planned purchases or sales of investments, to hedge against currency exposure associated with some or all of these investments and as a part these Funds’ investment strategy. The Emerging Markets Debt, International Value, Absolute Return, and Equity Long/Short Portfolios used Forward Contracts to gain market exposure, for hedging purposes to help protect the Fund’s returns against adverse currency movements, and as a part of the Fund’s investment strategy. The Comstock Portfolio used Forward Contracts for hedging purpose to help protect the Fund’s returns against adverse currency movement and to isolate stock selection as the primary driver of performance. The Health Sciences Portfolio

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NOTES TO FINANCIAL STATEMENTS (Continued)

used Forward Contracts to manage exposure to foreign currencies and as an economic hedge against specific transactions and Fund investments. The Currency Strategies Portfolio utilized non-deliverable Forwards Contracts to gain or increase exposure to various currencies (both long and short positions) for hedging purposes to protect the Fund’s returns against adverse currency movements and as a part of the Fund’s investment strategy. The Global Absolute Return Portfolio used Forward Contracts for hedging purposes to protect the Fund’s returns against adverse currency movements, to shift exposure from one currency to another, to enhance returns, and as a substitute for securities.

Forward Bond Contracts – Forward bond contracts represent a short-term forward contract to purchase a bond denominated in a non-deliverable foreign currency at a fixed price on a future date. For forward bond contracts, unrealized gains and losses, based on changes in the value of the contract, are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.

During the reporting period, the Global Absolute Return Portfolio entered into forward bond contracts for hedging purposes to protect the Fund’s returns against adverse currency movements, to shift exposure from one currency to another, to enhance returns, and as a substitute for securities.

Swap Agreements – Swap agreements are bilaterally negotiated agreements between the Funds and their counterparties to exchange swap investment cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market or may be executed in a multilateral or other execution facility platform, such as a registered commodities exchange (“centrally cleared swaps”). In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are marked-to-market daily based upon values received from third party vendors or quotations from market makers. Market values greater than zero are recorded as an asset and market values less than zero are recorded as a liability. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recorded as unrealized appreciation or depreciation. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin receivable or payable. OTC swap payments received or made at the beginning of the measurement period are recorded as an asset or liability and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gain or loss when the swap is closed. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss. Net periodic payments received by the Funds are recorded as realized gain.

Interest Rate Swaps – Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

A Fund investing in interest rate swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or disagree as to the meaning of the contractual terms in the agreements, or that there may be unfavorable changes in interest rates. A Fund’s maximum risk of loss from counterparty credit risk related to interest rate swaps is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.

Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

During the reporting period, the following Funds entered into interest rate swap agreements for the reasons described: The Diversified Bond Portfolio entered into interest rate swaps in order to manage duration and yield curve exposure. The Inflation Managed and Managed Bond Portfolios entered into interest rate swaps to manage nominal or real interest rate risk in various global markets and as a substitute for cash bond exposure. The Emerging Markets Debt Portfolio entered into interest rate swaps to gain market exposure, for hedging purposes, and as a part of the Fund’s investment strategy. The Absolute Return Portfolio entered into interest rate swaps for hedging purposes and to gain market exposure. The Global Absolute Return Portfolio entered into interest rate swaps for hedging purposes, to manage interest rate and currency risk, to enhance returns, and to manage exposure to the markets.

Credit Default Swaps – Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit

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NOTES TO FINANCIAL STATEMENTS (Continued)

event for the referenced entity, obligation or index. As a seller of protection, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided there is no credit event. As the seller, a Fund would effectively add leverage to its Fund because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

A Fund investing in credit default swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or disagree as to the meaning of the contractual terms in the agreements, or that there may be unfavorable changes in interest rates.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index, or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index, or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. Treasury obligation issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate and sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedowns or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. Credit default swap agreements on indices are benchmarks for protecting investors owning bonds against default. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index.

An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Wider credit spreads, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. Treasury obligation issues as of period end, are disclosed in the Notes to Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk.

A Fund may use pair trades of credit default swaps. Pair trades attempt to match a long position with a short position of two securities in the same market sector for hedging purposes. Pair trades of credit default swaps attempt to gain exposure to credit risk while hedging or offsetting the effects of overall market movements. For example, a Fund may purchase protection through a credit default swap referenced to the debt of an issuer, and simultaneously selling protection through a credit default swap referenced to the debt of a different issuer with the intent to realize gains from the pricing differences of the two issuers who are expected to have similar market risks.

A Fund may use spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same issuer but with different maturities. Spread curves attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

A Fund’s maximum risk of loss from counterparty credit risk related to credit default swaps, either as the buyer or seller of protection, is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.

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NOTES TO FINANCIAL STATEMENTS (Continued)

The aggregate fair value of credit default swaps in a net liability position is reflected as unrealized depreciation and is disclosed in the Notes to Schedules of Investments. The collateral posted, net of assets received as collateral, for swap agreements is also disclosed in the Notes to Schedules of Investments. The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement is an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2015 for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts are partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

During the reporting period, the following Funds entered into credit default swap agreements for the reasons described: The Diversified Bond Portfolio utilized credit default swaps on indices and individual credit issuers to adjust credit exposure on the margin as well as the commercial mortgage-backed security sectors. The Inflation Managed and Managed Bond Portfolios sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and to the broader investment grade, high yield, or emerging markets through the use of credit default swaps on credit indices. The Inflation Managed and Managed Bond Portfolios also purchased credit protection to reduce credit exposure to individual issuers, reduce broader credit risk, and to take advantage of the basis between the credit default swap and cash bond market. The Absolute Return Portfolio entered into single name credit default swaps for hedging purposes and to increase or decrease credit exposure. The Global Absolute Return Portfolio entered into credit default swaps to increase or decrease credit exposure to individual issuers of debt securities, to increase or decrease exposure to a specific security or basket of securities, and to enhance returns.

Total Return Swaps – A Fund investing in total return swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or that there may be unfavorable changes in the value of the underlying index or reference instrument (generally caused by changes in interest rates or declines in credit quality). A total return swap agreement is one in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying index or reference instrument, which includes both the income it generates and any capital gains. To the extent the total return of the index or reference instrument underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. A Fund’s maximum risk of loss from counterparty credit risk related to total return swaps is the discounted net value of the cash flows to be received from or paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover a Fund’s exposure to the counterparty.

A Fund may enter into fully funded total return swaps which involves one party making an initial payment equal to the estimated value of the reference instrument. The parties to the swap then exchange respective commitments to pay or receive a net amount based on the change in the fair value of a reference instrument and a specified notional amount.

During the reporting period, the following Funds entered into total return swap agreements for the reasons described: The High Yield Bond Portfolio entered into total return swaps on credit indices to obtain long exposure to the broader high yield market to enhance Fund liquidity. The Inflation Strategy Portfolio entered into total return swaps as a substitute for physical securities and as part of the Fund’s investment strategy. The Emerging Markets Debt Portfolio entered into total return swaps to gain market exposure, for hedging purposes, and as a part of the Fund’s investment strategy. The Global Absolute Return Portfolio entered into total return swaps to increase or decrease credit exposure to individual issuers of debt securities, to increase or decrease exposure to a specific security or basket of securities, to gain currency exposure as a substitute for physical securities, and to enhance returns.

A total return basket swap is designed to function as a Fund of direct investments in long and short equity or fixed income positions. The Fund has the ability to trade in and out of long and short positions within the swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation or depreciation, corporate actions, and dividends and interest received and paid, all of which are reflected in the swap value. The swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on defined market rates plus or minus a specified spread and are referred to herein as “financing costs”. Positions within the swap are reset periodically, and financing costs are reset monthly. At maturity, any unrealized gain or loss on positions and accrued financing costs become available for cash settlement between the Fund and the swap counterparty. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of the Master Agreement between the Fund and the counterparty. A change in the market value of a total return basket swap contract is recognized as a change in unrealized appreciation or depreciation on swaps in the Statements of Operations. Cash settlements between a Fund and the counterparty are recognized as realized gain or loss on swap transactions in the Statements of Operations. Total return basket swap agreements outstanding at period end, if any, are disclosed in Notes to Schedule of Investments.

During the reporting period, the Equity Long/Short Portfolio entered into total return basket swap agreements to gain exposure to equity indices.

Volatility Swaps – Volatility swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero.

At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance, the Fund would owe the payoff amount when

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NOTES TO FINANCIAL STATEMENTS (Continued)

the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

During the reporting period, the Inflation Managed Portfolio entered into volatility swaps to strategically enhance returns based on the volatility currencies.

The following is a summary of the location of fair value amounts of derivative investments, if any, disclosed in the Trust’s Statements of Assets and Liabilities:

Location on the Statements of Assets and Liabilities
Derivative Investments Risk Type	Asset Derivative Investments	Liability Derivative Investments
Credit contracts	Investments, at value	Outstanding options written, at value
Equity contracts	Receivable: Variation margin	Payable: Variation margin
Interest rate contracts	Swap agreements, at value Forward bond contracts appreciation	Swap agreements, at value Forward bond contracts depreciation
Foreign currency contracts	Investments, at value	Outstanding options written, at value
	Receivable: Variation margin	Payable: Variation margin
	Swap agreements, at value	Swap agreements, at value
	Forward foreign currency contracts appreciation	Forward foreign currency contracts depreciation

The following is a summary of fair values of derivative investments disclosed in the Trust’s Statements of Assets and Liabilities, categorized by primary risk exposure as of December 31, 2015:

		Asset Derivative Investments Value
Portfolio	Total Value at December 31, 2015	Credit Contracts		Equity Contracts		Foreign Currency Contracts	Interest Rate Contracts
Diversified Bond	$22,296,113	$2,422,034	*	$-		$9,709,752 *	$10,164,327	*
Inflation Managed	10,711,641	181,112	*	-		7,887,529	2,643,000	*
Inflation Strategy	748,209	-		-		441,147	307,062	*
Managed Bond	84,833,596	1,470,006	*	-		76,204,195	7,159,395	*
Short Duration Bond	122,412	-		-		-	122,412	*
Emerging Markets Debt	14,809,144	-		-		5,169,617	9,639,527
Comstock	1,506,327	-		-		1,506,327	-
Equity Index	41,064	-		41,064	*	-	-
Long/Short Large-Cap	56,812	-		56,812	*	-	-
International Value	5,769,106	-		-		5,769,106	-
Health Sciences	779,411	-		-		779,411	-
Technology	48,704	-		48,704	*	-	-
Absolute Return	9,813,418	3,008,538	*	-		3,359,473	3,445,407	*
Currency Strategies	62,615,652	-		-		62,615,652	-
Equity Long/Short	108,650,067	-		105,087,391	*	3,562,676	-
Global Absolute Return	100,178,849	28,087,474	*	5,971,805	*	53,212,633	12,906,937	*

		Liability Derivative Investments Value
Portfolio	Total Value at December 31, 2015	Credit Contracts		Equity Contracts		Foreign Currency Contracts	Interest Rate Contracts
Diversified Bond	($6,665,271)	$-		$-		($2,439,437 )*	($4,225,834	)*
High Yield Bond	(526,947)	-		-		-	(526,947)
Inflation Managed	(15,200,280)	(275,366)		-		(3,647,125)	(11,277,789	)*
Inflation Strategy	(1,431,215)	-		-		-	(1,431,215	)*
Managed Bond	(57,422,884)	(6,626,359)		-		(20,645,851)	(30,150,674	)*
Short Duration Bond	(74,945)	-		-		-	(74,945	)*
Emerging Markets Debt	(7,499,856)	-		-		(7,381,917)	(117,939)
Mid-Cap Growth	(412,629)	-		(412,629)		-	-
Small-Cap Equity	(27,842)	-		(27,842	)*	-	-
Small-Cap Index	(169,475)	-		(169,475	)*	-	-
International Value	(3,579,459)	-		-		(3,579,459)	-
Health Sciences	(201,239)	-		-		(201,239)	-
Technology	(31,641)	-		(31,641	)*	-	-
Absolute Return	(8,941,378)	(4,434,179)		-		(3,545,649)	(961,550	)*
Currency Strategies	(43,388,507)	-		-		(43,388,507)	-
Equity Long/Short	(20,778,368)	-		(18,878,403	)*	(1,899,965)	-
Global Absolute Return	(81,386,153)	(7,952,891)		(6,105,050	)*	(48,621,593)	(18,706,619	)*

*	Includes cumulative appreciation and depreciation of futures contracts and centrally cleared options and swaps as reported in the Notes to Schedules of Investments.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a summary of the location of realized gains and losses and changes in net unrealized appreciation and depreciation of derivative investments, if any, disclosed in the Trust’s Statements of Operations:

Derivative Investments Risk Type	Location of Gain (Loss) on Derivative Investments Recognized in the Statements of Operations
Credit contracts	Net realized gain (loss) on investment security transactions
Equity contracts	Net realized gain (loss) on futures contract transactions
Interest rate contracts	Net realized gain (loss) on swap transactions
Net realized gain (loss) on written option transactions Net realized gain (loss) on forward bonds
Change in net unrealized appreciation (depreciation) on investment securities
Change in net unrealized appreciation (depreciation) on futures contracts
Change in net unrealized appreciation (depreciation) on swaps
Change in net unrealized appreciation (depreciation) on written options
Change in net unrealized appreciation (depreciation) on forward bonds
Foreign currency contracts	Net realized gain (loss) on investment security transactions
Net realized gain (loss) on futures contract transactions
Net realized gain (loss) on swap transactions
Net realized gain (loss) on written option transactions
Net realized gain (loss) on foreign currency transactions
Change in net unrealized appreciation (depreciation) on investment securities
Change in net unrealized appreciation (depreciation) on futures contracts
Change in net unrealized appreciation (depreciation) on swaps
Change in net unrealized appreciation (depreciation) on written options
Change in net unrealized appreciation (depreciation) on foreign currencies

The following is a summary of each Fund’s realized gain and/or loss and change in net unrealized appreciation and/or depreciation on derivative investments recognized in the Trust’s Statements of Operations categorized by primary risk exposure for the year ended December 31, 2015:

	Realized Gain (loss) on Derivative Investments Recognized in the Statements of Operations
Portfolio	Total	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
Diversified Bond	$45,825,843	$2,391,718	$-	$11,852,022	$31,582,103
High Yield Bond	(993,243)	-	-	-	(993,243)
Inflation Managed	7,659,182	(367,900)	-	30,159,780	(22,132,698)
Inflation Strategy	2,101,457	-	-	929,016	1,172,441
Managed Bond	113,761,495	(8,109,425)	-	94,976,137	26,894,783
Short Duration Bond	345,911	-	-	768,644	(422,733)
Emerging Markets Debt	(9,733,625)	-	-	(10,513,336)	779,711
Comstock	12,506,169	-	-	12,506,169	-
Equity Index	441,467	-	441,467	-	-
Long/Short Large-Cap	1,759,894	-	1,759,894	-	-
Mid-Cap Equity	(687,856)	-	(687,856)	-	-
Mid-Cap Growth	(1,560,982)	-	(1,560,982)	-	-
Mid-Cap Value	(489,860)	-	(489,860)	-	-
Small-Cap Equity	(124,191)	-	(124,191)	-	-
Small-Cap Index	(63,223)	-	(63,223)	-	-
Small-Cap Value	(1,060,292)	-	(1,060,292)	-	-
Value Advantage	(193,982)	-	(193,982)	-	-
Emerging Markets	(20,906)	-	-	(20,906)	-
International Large-Cap	6,713	-	6,713	-	-
International Small-Cap	(3,045,010)	-	(3,044,802)	(208)	-
International Value	4,909,824	-	4,394,553	515,271	-
Health Sciences	(524,101)	-	89,182	(613,283)	-
Technology	(59,556)	-	(59,556)	-	-
Absolute Return	802,318	995,230	(37,114)	11,829,352	(11,985,150)
Currency Strategies	68,894,407	-	-	68,894,407	-
Equity Long/Short	121,178,774	-	132,912,316	(11,733,542)	-
Global Absolute Return	97,778,908	(5,773,713)	(3,919,971)	133,598,966	(26,126,374)

	Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized in the Statements of Operations
Portfolio	Total	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
Diversified Bond	$8,536,652	($414,739)	$-	$3,755,419	$5,195,972
High Yield Bond	(331,328)	-	-	-	(331,328)
Inflation Managed	5,615,350	1,400,147	-	(5,682,386)	9,897,589
Inflation Strategy	(1,400,013)	-	-	332,515	(1,732,528)
Managed Bond	(21,822,766)	6,247,017	-	(4,737,551)	(23,332,232)
Short Duration Bond	444,772	-	-	393,458	51,314
Emerging Markets Debt	7,204,614	-	-	7,399,816	(195,202)
Comstock	(1,285,612)	-	-	(1,285,612)	-
Equity Index	(532,857)	-	(532,857)	-	-
Long/Short Large-Cap	(331,972)	-	(331,972)	-	-
Mid-Cap Growth	1,554,524	-	1,554,524	-	-

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized in the Statements of Operations
Portfolio	Total	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
Small-Cap Equity	($158,729)	$-	($158,729)	$-	$-
Small-Cap Index	(381,139)	-	(381,139)	-	-
International Value	1,282,095	-	(407,942)	1,690,037	-
Health Sciences	75,122	-	-	75,122	-
Technology	79,721	-	79,721	-	-
Absolute Return	3,725,059	1,427,378	-	(186,176)	2,483,857
Currency Strategies	(13,790,067)	-	-	(13,790,067)	-
Equity Long/Short	87,871,699	-	86,208,988	1,662,711	-
Global Absolute Return	(54,977,013)	407,313	(757,878)	(57,955,915)	3,329,467

For financial reporting purposes, the Trust does not offset fair value amounts recognized for derivative instruments and fair value amounts recognized for the right to reclaim cash collateral (receivables) or the obligation to return cash collateral (payables) arising from derivative instruments recognized at fair value executed with the same counterparty under a master netting arrangement.

The following is a summary of the average number of positions and values of derivative investments by derivative type for the year ended December 31, 2015:

	Average Positions and Value of Derivative Investments by Derivative Type
	Futures Contracts		Forward Contracts		Option Contracts		Swap Agreements
Portfolio	Number of Positions	Value	Number of Positions	Value	Number of Positions	Value	Number of Positions	Value
Diversified Bond	15	$4,339,870	15	$2,505,241	40	($1,732,880)	5	$3,064,591
High Yield Bond	-	-	-	-	-	-	1	(329,405)
Inflation Managed	9	(424,915)	66	8,209,385	40	(1,369,368)	74	(12,654,985)
Inflation Strategy	6	(321,986)	2	187,585	5	49,841	1	(377,252)
Managed Bond	16	(1,785,450)	150	71,826,531	79	(2,972,177)	104	(16,476,185)
Short Duration Bond	2	(43,233)	2	82,434	-	-	-	-
Emerging Markets Debt	-	-	139	(2,626,660)	-	-	18	18,010,068
Comstock	-	-	18	867,883	-	-	-	-
Equity Index	1	8,753	-	-	-	-	-	-
Long/Short Large-Cap	1	(5,447)	-	-	-	-	-	-
Mid-Cap Growth	-	-	-	-	3	(372,031)	-	-
Small-Cap Equity	1	(20,435)	-	-	-	-	-	-
Small-Cap Index	1	(170,801)	-	-	-	-	-	-
International Value	1	81,588	48	699,264	-	-	-	-
Health Sciences	-	-	15	288,264	2	(5,186)	-	-
Technology	-	-	-	-	3	(26,323)	-	-
Absolute Return	9	(1,004,731)	15	3,560,934	2	533,164	43	(280,375)
Currency Strategies	-	-	64	13,637,162	-	-	-	-
Equity Long/Short	14	(8,214,035)	44	1,160,623	-	-	14	98,534,764
Global Absolute Return	14	(4,706,286)	136	16,560,358	38	8,922,756	170	36,181,832

The table shown above and the amounts of net realized gains and losses and changes in net unrealized appreciation and depreciation on derivative investments as disclosed in the Statements of Operations serve as indicators of volume of derivative activity for each applicable Fund for the year ended December 31, 2015. The realized gains and losses on futures contracts as disclosed in the Statements of Operations serve as indicators of volume of derivative activity for the Mid-Cap Equity, Mid-Cap Value, Small-Cap Value, Value Advantage, International Large-Cap, and International Small-Cap Portfolios.

C. ENFORCEABLE MASTER NETTING ARRANGEMENTS

Master Agreements and Netting Arrangements – Certain Funds are parties to various agreements, including but not limited to International Swaps and Derivatives Association Agreements and related Credit Support Annex, Master Repurchase Agreements, and Master Securities Forward Transactions Agreements (collectively “Master Agreements”), which govern the terms of certain transactions with select counterparties. These Master Agreements generally include provisions for general obligations, representations, agreements, collateral, and certain events of default or termination. These Master Agreements also include provisions for netting arrangements that help reduce credit and counterparty risk associated with relevant transactions. The netting arrangements are generally tied to credit related events that, if triggered, would cause an event of default or termination giving a Fund or counterparty the right to terminate early and cause settlement, on a net basis, of all transactions under the applicable Master Agreement. In the event of an early termination as a result of an event of default under the Master Agreement, the total value exposure of all transactions will be offset against collateral exchanged to date, which would result in a net receivable or payable that would be due from or to the counterparty. Credit related events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/moratorium. Any election made by a counterparty to early terminate the transactions under a Master Agreement could have a material adverse impact on a Fund’s financial statements. A Fund’s overall exposure to credit risk, subject to netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions under the relevant Master Agreement with a counterparty in a given Fund exceeds a specified threshold, net of collateral already in place, which typically ranges from $0 to $250,000 depending on the counterparty and the type of Master Agreement. Collateral under the Master Agreements is usually in the form of cash or

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

U.S. Treasury Bills but could include other types of securities. The value of all derivative transactions outstanding under a Master Agreement is calculated daily to determine the amount of collateral to be received or pledged by the counterparty. Posting of collateral for OTC derivative transactions are covered under tri-party collateral agreements between the Trust, the Trust’s Custodian, and each counterparty. Collateral for centrally cleared derivatives transactions are posted with the applicable derivatives clearing organization.

The following is a summary of financial and derivative instruments that are subject to enforceable master netting agreements (or similar arrangements) and collateral received and pledged in connection with the master netting agreements (or similar arrangements) as of December 31, 2015:

	Gross Amounts Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in Statements of Assets and Liabilities			Gross Amounts Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in Statements of Assets and Liabilities
Description		Financial Instrument	Collateral Received	Net Amount		Financial Instrument	Collateral Pledged	Net Amount
	Assets				Liabilities

Diversified Bond
Option contracts	$20,727	$—	$—	$20,727	($378,448)	$—	$—	($378,448)
Foreign currency contracts	9,499,622	(1,454,639)	—	8,044,983	(1,454,639)	1,454,639	—	—

High Yield Bond
Swap agreements	—	—	—	—	(526,947)	—	526,947	—

Inflation Managed
Swap agreements	1,142,963	(914,730)	(26,319)	201,914	(6,642,205)	914,730	5,436,987	(290,488)
Option contracts	1,144,124	(644,092)	(289,436)	210,596	(1,312,031)	644,092	223,073	(444,866)
Foreign currency contracts	7,887,529	(2,432,861)	(4,274,245)	1,180,423	(3,523,690)	2,432,861	944,483	(146,346)
Reverse repurchase agreements					(36,472,539)	—	36,296,526	(176,013)
Sale-buyback financing transactions					(716,974,226)	701,584,590	5,269,899	(10,119,737)

Inflation Strategy
Swap agreements	—	—	—	—	(905,508)	—	905,508	—
Foreign currency contracts	441,147	—	—	441,147	—	—	—	—

Managed Bond
Swap agreements	420,567	(342,654)	(75,708)	2,205	(6,809,638)	342,654	5,237,030	(1,229,954)
Option contracts	3,288,069	(3,220,428)	(67,641)	—	(4,791,705)	3,220,428	699,296	(871,981)
Foreign currency contracts	76,204,195	(13,259,284)	(59,902,546)	3,042,365	(19,116,941)	13,259,284	5,602,654	(255,003)
Reverse repurchase agreements					(1,056,000)	—	954,000	(102,000)
Sale-buyback financing transactions					(40,945,137)	40,767,250	—	(177,887)

Emerging Markets Debt
Swap agreements	9,681,760	(313)	—	9,681,447	(117,939)	313	—	(117,626)
Foreign currency contracts	5,127,384	(2,966,079)	—	2,161,305	(7,381,917)	2,966,079	2,741,108	(1,674,730)

Mid-Cap Growth
Option contracts	—	—	—	—	(412,629)	—	412,629	—

International Value
Foreign currency contracts	5,769,106	(1,924,613)	—	3,844,493	(3,579,459)	1,924,613	—	(1,654,846)

Absolute Return
Swap agreements	3,025,884	(2,952,099)	(73,785)	—	(4,434,179)	2,952,099	1,482,080	—
Foreign currency contracts	3,359,473	(1,540,200)	—	1,819,273	(3,545,649)	1,540,200	1,760,474	(244,975)

Currency Strategies
Foreign currency contracts	62,615,652	(36,548,944)	(16,778,844)	9,287,864	(43,388,507)	36,548,944	6,839,563	—

Equity Long/Short
Swap agreements	100,622,478	(2,909,007)	—	97,713,471	(15,236,202)	2,909,007	12,327,195	—
Foreign currency contracts	3,562,676	(1,899,965)	(831,327)	831,384	(1,899,965)	1,899,965	—	—

Global Absolute Return
Swap agreements	32,907,852	(19,054,887)	(13,581,218)	271,747	(25,633,489)	19,054,887	4,016,830	(2,561,772)
Option contracts	37,638,445	(32,701,053)	(2,018,106)	2,919,286	(33,831,330)	32,701,053	257,714	(872,563)
Foreign currency contracts	22,028,320	(15,062,224)	(5,392,542)	1,573,554	(16,576,722)	15,062,224	1,436,163	(78,335)

As of December 31, 2015, certain Funds had investments in repurchase agreements. The gross value and related collateral received for these investments are presented in each applicable Fund’s Schedule of Investments and the value of these investments is also presented in the Statements of Assets and Liabilities. The value of the related collateral held by each applicable Fund presented in these financial statements exceeded the value of the repurchase agreements as of December 31, 2015.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

As of December 31, 2015, the total value of securities out on loan for the Long/Short Large-Cap Portfolio was $338,323,649, and the cash collateral received was $348,524,114 (see Note (b) in Notes to Schedules of Investments and the Statements of Assets and Liabilities).

6. INVESTMENT ADVISORY, SUPPORT SERVICES, AGENCY, AND DISTRIBUTION AGREEMENTS AND SERVICE PLAN

Pursuant to an Investment Advisory Agreement, PLFA, a wholly-owned subsidiary of Pacific Life, serves as Adviser to each Fund of the Trust and manages the Diversified Alternatives, Pacific Dynamix, and Portfolio Optimization Portfolios directly. PLFA also manages the Core Income, Floating Rate Income, and High Yield Bond Portfolios under the name Pacific Asset Management. With exception of the Core Income, Floating Rate Income, High Yield Bond, Diversified Alternatives, Pacific Dynamix, and Portfolio Optimization Portfolios, PLFA has retained other investment management firms to sub-advise each Fund, as discussed later in this section. PLFA receives investment advisory fees from each Fund based on the following advisory fee rates, which are based on an annual percentage of average daily net assets of each Fund:

Core Income Portfolio	0.50% of first $4 billion 0.48% on excess	Mid-Cap Value Portfolio	0.70% of first $1 billion 0.65% of next $1 billion 0.60% on excess
Diversified Bond Portfolio High Yield Bond Portfolio Inflation Managed Portfolio Managed Bond Portfolio Short Duration Bond Portfolio	0.40% of first $4 billion 0.38% on excess	Small-Cap Growth Portfolio	0.60% of first $4 billion 0.58% on excess
Floating Rate Income Portfolio	0.65% of first $1 billion 0.62% of next $1 billion 0.59% of next $2 billion 0.57% on excess	Small-Cap Index Portfolio	0.30% of first $4 billion 0.28% on excess
Floating Rate Loan Portfolio (1) Small-Cap Equity Portfolio (1) Small-Cap Value Portfolio	0.75% of first $1 billion 0.72% of next $1 billion 0.69% of next $2 billion 0.67% on excess	Value Advantage Portfolio	0.66% of first $4 billion 0.64% on excess
Inflation Strategy Portfolio	0.40% of first $200 million 0.35% of next $800 million 0.34% of next $1 billion 0.33% on excess	Emerging Markets Portfolio	0.80% of first $4 billion 0.78% on excess
Emerging Markets Debt Portfolio	0.785% of first $1 billion 0.755% of next $1 billion 0.725% of next $2 billion 0.705% on excess	International Large-Cap Portfolio	0.85% of first $100 million 0.77% of next $900 million 0.75% of next $3 billion 0.73% on excess
Comstock Portfolio (1) Focused Growth Portfolio Large-Cap Growth Portfolio (1)	0.75% of first $100 million 0.71% of next $900 million 0.68% of next $3 billion 0.66% on excess	International Small-Cap Portfolio (1)	0.85% of first $1 billion 0.82% of next $1 billion 0.79% of next $2 billion 0.77% on excess
Dividend Growth Portfolio	0.70% of first $100 million 0.66% of next $900 million 0.63% of next $3 billion 0.61% on excess	Health Sciences Portfolio Technology Portfolio	0.90% of first $1 billion 0.87% of next $1 billion 0.84% of next $2 billion 0.82% on excess
Equity Index Portfolio	0.05% of first $4 billion 0.03% on excess	Real Estate Portfolio	0.90% of first $100 million 0.82% of next $900 million 0.80% of next $3 billion 0.78% on excess
Growth Portfolio	0.55% of first $4 billion 0.53% on excess	Absolute Return Portfolio Global Absolute Return Portfolio	0.80% on first $3 billion 0.78% on excess
Large-Cap Value Portfolio	0.65% of first $100 million 0.61% of next $900 million 0.58% of next $3 billion 0.56% on excess	Currency Strategies Portfolio	0.65% on first $3 billion 0.63% on excess
Long/Short Large-Cap Portfolio (1)	1.00% of first $4 billion 0.98% on excess	Diversified Alternatives Portfolio (2) Pacific Dynamix – Conservative Growth Portfolio Pacific Dynamix – Moderate Growth Portfolio Pacific Dynamix – Growth Portfolio	0.20%
Main Street Core Portfolio	0.45% of first $4 billion 0.43% on excess	Equity Long/Short Portfolio (1)	1.15% of first $2.5 billion 1.13% on excess
Mid-Cap Equity Portfolio International Value Portfolio	0.65% of first $4 billion 0.63% on excess	Portfolio Optimization Conservative Portfolio Portfolio Optimization Moderate-Conservative Portfolio Portfolio Optimization Moderate Portfolio Portfolio Optimization Growth Portfolio Portfolio Optimization Aggressive-Growth Portfolio	0.10%
Mid-Cap Growth Portfolio (1)	0.70% of first $4 billion 0.68% on excess

(1)	PLFA agreed to waive its advisory fees through April 30, 2016 for the following Funds: 0.10% for the Floating Rate Loan and Small-Cap Equity Portfolios; 0.015% for the Comstock Portfolio; 0.045% for the Large-Cap Growth Portfolio; 0.05% for the Long/Short Large-Cap and Mid-Cap Growth Portfolios; 0.02% for the International Small-Cap Portfolio; and 0.15% for the Equity Long/Short Portfolio. The agreements can be terminated upon ninety days’ prior written notice by the Trust or if the investment agreements or sub-advisory agreements are terminated. There is no guarantee that PLFA will continue such waivers after that date.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

(2)	For the Diversified Alternatives Portfolio, PLFA has agreed to waive the following advisory fees through October 31, 2016: 1) 0.025% on net assets above $2 billion through $3 billion; 2) 0.050% on net assets above $3 billion through $5 billion; 3) 0.075% on net assets above $5 billion through $7.5 billion; and 4) 0.100% on net assets above $7.5 billion. There is no guarantee that PLF A will continue such waiver after that date.

Pursuant to Portfolio Management or Subadvisory Agreements, as of December 31, 2015, the Trust and PLFA engage investment management firms under PLFA’s supervision to sub-advise certain Funds presented in these financial statements. PLFA, as Adviser to each Fund of the Trust, pays related management fees to these sub-advisers as compensation for their sub-advisory services provided to the Trust. As of December 31, 2015, the following firms serve as sub-advisers for their respective Funds:

Portfolio	Sub-Adviser	Portfolio	Sub-Adviser
Diversified Bond Inflation Strategy	Western Asset Management Company	Mid-Cap Equity	Scout Investments, Inc.
Floating Rate Loan Global Absolute Return	Eaton Vance Investment Managers	Mid-Cap Growth Technology	Ivy Investment Management Company
Inflation Managed Managed Bond	Pacific Investment Management Company LLC	Mid-Cap Value	BlackRock Capital Management, Inc. (January 1, 2015 through April 27, 2015); Boston Partners (April 28, 2015 through December 31, 2015)
Short Duration Bond Dividend Growth	T. Rowe Price Associates, Inc.	Small-Cap Equity	BlackRock Investment Management, LLC and Franklin Advisory Services, LLC (co-sub-advisers)
Emerging Markets Debt	Ashmore Investment Management Limited	Small-Cap Growth	Lord, Abbett & Co. LLC
Comstock	Invesco Advisers, Inc.	Small-Cap Value	AllianceBernstein L.P. and NFJ Investment Group LLC (co-sub-advisers through October 30, 2015); AllianceBernstein L.P. (October 31, 2015 through December 31, 2015)
Equity Index Large-Cap Growth Small-Cap Index Health Sciences	BlackRock Investment Management, LLC	International Small-Cap	QS Batterymarch Financial Management, Inc.
Focused Growth	Janus Capital Management LLC	Real Estate	Morgan Stanley Investment Management Inc.
Growth International Large-Cap	MFS Investment Management	Absolute Return	BlueBay Asset Management LLP
Large-Cap Value	ClearBridge Investments, LLC	Currency Strategies	Macro Currency Group and UBS Global Asset Management (Americas) Inc. (co-sub-advisers)
Long/Short Large-Cap Value Advantage International Value	J.P. Morgan Investment Management Inc.	Equity Long/Short	AQR Capital Management, LLC
Main Street Core Emerging Markets	OppenheimerFunds, Inc.

Pursuant to an Agreement for Administration and Support Services (the “Agreement”), Pacific Life and PLFA provide support services to the Trust that are outside the scope of the Adviser’s responsibilities under the Advisory Agreement. Under the Agreement, the Trust compensates Pacific Life and PLFA for their expenses in providing support services to the Trust in connection with various matters, including the expense of registering and qualifying the Trust on state and Federal levels, providing legal, compliance, accounting, tax, chief compliance officer services, and on-going compliance and oversight of the Trust’s securities lending program, maintaining the Trust’s legal existence, shareholders’ meetings, and expenses associated with preparing, printing and distributing reports, proxies and prospectuses to existing shareholders. The Trust reimburses Pacific Life and PLFA for these support services on an approximate cost basis.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Pursuant to a Transfer Agency Agreement, Pacific Life serves as transfer agent and dividend disbursing agent for Class I shares of the Trust, without remuneration from the Trust. Pursuant to a Transfer Agency and Service Agreement, State Street Bank and Trust Company serves as transfer agent for all Class P shares of the Trust and is compensated by the Trust for these services.

Pursuant to a Distribution Agreement, Pacific Select Distributors, LLC (the “Distributor”), a wholly-owned subsidiary of Pacific Life, serves as distributor of the Trust. Pursuant to a Service Plan, the Distributor receives from the Trust a service fee of 0.20% on Class I shares only, based on an annual percentage of average daily net assets of each Fund for shareholder servicing activities. Class P shares do not incur a service fee. Under the Service Plan, the service fee may be used by the Distributor for services rendered to or procured for shareholders of the Trust, or the variable annuity and variable life insurance contract owners who use the Trust as the underlying investment vehicle for their contracts. These services may include, but are not limited to: providing electronic, telephonic, and technological servicing support in connection with existing investments in the Trust; answering shareholder questions regarding the Trust, the Funds, its managers and/or other service providers; payment of compensation to broker-dealers, including the Distributor itself, and other financial institutions and organizations which assist in providing any of these services; and other services as described in the Service Plan. The Service Plan was not adopted in accordance with Rule 12b-1 under the 1940 Act. The Service Plan may be terminated at any time by vote of the majority of the independent trustees of the Board.

7. TRANSACTIONS WITH AFFILIATES

A. ADVISORY FEES, SERVICE FEES AND EXPENSES FOR SUPPORT SERVICES

The Adviser, the Distributor, and Pacific Life are related parties. The advisory fees earned by the Adviser, including any advisory fee waiver, the service fees earned by the Distributor (applicable to Class I shares only), and expenses for support services recovered by PLFA and Pacific Life (see Note 6) from each Fund presented in these financial statements for the year ended December 31, 2015 are presented in the Statements of Operations. The amounts of each of these fees that remained payable as of December 31, 2015 are presented in the Statements of Assets and Liabilities.

B. EXPENSE LIMITATION AGREEMENTS

To help limit the Trust’s expenses, PLFA has entered into expense limitation agreements with the Trust and has contractually agreed to reimburse each Fund (other than the Absolute Return, Equity Long/Short, Pacific Dynamix, and Portfolio Optimization Portfolios) presented in these financial statements for certain operating expenses that exceed an annual rate of 0.10% based on a percentage of a Fund’s net assets through April 30, 2016 (October 31, 2016 for the Diversified Alternatives Portfolio). These operating expenses include, but are not limited to: organizational expenses; domestic custody expenses; expenses for accounting, audit, tax, and certain legal services; preparation, printing, filing, and distribution to existing shareholders of proxies, prospectuses and shareholder reports, and other regulatory documents, as applicable; independent trustees’ fees; and establishing, overseeing, and administering the Trust’s compliance program. These operating expenses do not include: investment advisory fees; service fees; additional costs associated with foreign investing (including foreign taxes on dividends, interest or gains); interest (including commitment fees); taxes; brokerage commissions and other transactional expenses; dividends on securities sold short; acquired funds’ fees and expenses; extraordinary expenses such as litigation expenses and other expenses not incurred in the ordinary course of each Fund’s business; and expenses of counsel or other persons or services retained by the independent trustees). In the case of the Pacific Dynamix Portfolios, PLFA has contractually agreed to reimburse each Fund for its operating expenses (excluding extraordinary expenses) of each Pacific Dynamix Portfolio and its proportionate share of fees and expenses of the Pacific Dynamix Underlying Funds that exceed an annual rate of 0.59% of a Fund’s net assets through April 30, 2016. There are no expense caps for the Absolute Return, Equity Long/Short, and Portfolio Optimization Portfolios.

There is no guarantee that PLFA will continue to reimburse expenses for a Fund upon the expiration of the expense cap. In addition, any expense reimbursements made by PLFA to a Fund are subject to recoupment by PLFA from such Fund for a period as permitted under regulatory and accounting guidance (currently three years from the end of the fiscal year in which the reimbursement took place) to the extent such recoupments would not cause the Fund to exceed the expense cap that was in effect at the time of the reimbursement. Any amounts repaid to PLFA will have the effect of increasing such expenses of a Fund, but not above the expense cap. The amounts of adviser reimbursement to each of the applicable Funds presented in these financial statements for the year ended December 31, 2015 are presented in the Statements of Operations. Any amounts that remained due from the Adviser as of December 31, 2015 are presented in the Statements of Assets and Liabilities.

The cumulative expense reimbursement amounts, if any, as of December 31, 2015 that are subject to recoupment by PLFA from the Funds presented in these financial statements are as follows:

	Expiration
Portfolio	2016	2017	2018
Diversified Alternatives			$6,876
Pacific Dynamix – Conservative Growth	$130,618	$164,289	194,502
Pacific Dynamix – Moderate Growth	441,533	580,433	743,601
Pacific Dynamix – Growth	199,018	242,015	278,681

There was no recoupment of expense reimbursement by PLFA from any Funds presented in these financial statements for the year ended December 31, 2015.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

C. INVESTMENTS IN AFFILIATED FUNDS

A summary of holdings and transactions with affiliated mutual fund investments as of and for the year ended December 31, 2015 is as follows:

Portfolio/Underlying Funds	Beginning Value as of October 30, 2015	Purchase Cost	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	As of December 31, 2015
						Ending Value	Share Balance
Diversified Alternatives
Floating Rate Income ‘P’	$-	$162,323	$707	($6)	($1,469)	$160,141	15,379
Inflation Managed ‘P’	-	60,871	265	(3)	(829)	59,774	5,474
Emerging Markets Debt ‘P’	-	162,324	707	(22)	(5,128)	156,467	16,701
Emerging Markets ‘P’	-	121,743	530	(21)	(4,826)	116,366	8,701
International Small-Cap ‘P’	-	121,743	531	(3)	(727)	120,482	10,423
Real Estate ‘P’	-	60,871	265	-	119	60,725	2,661
Absolute Return ‘P’	-	223,195	973	(3)	(890)	221,329	22,949
Currency Strategies ‘P’	-	426,100	1,857	29	7,118	431,390	39,803
Equity Long/Short ‘P’	-	223,195	973	15	3,620	225,857	19,501
Global Absolute Return ‘P’	-	466,681	2,034	14	3,572	468,233	43,266
Total	$-	$2,029,046	$8,842	$-	$560	$2,020,764

Portfolio/Pacific Dynamix Underlying Portfolios	Beginning Value as of January 1, 2015	Purchase Cost	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	As of December 31, 2015
						Ending Value	Share Balance
Pacific Dynamix – Conservative Growth
PD 1-3 Year Corporate Bond ‘P’	$39,712,348	$4,776,319	$3,340,419	$22,245	$235,371	$41,405,864	4,110,554
PD Aggregate Bond Index ‘P’	199,731,409	22,970,953	16,702,096	765,115	(70,179)	206,695,202	17,849,371
PD High Yield Bond Market ‘P’	26,365,494	4,189,967	2,226,947	186,708	(1,483,260)	27,031,962	2,215,766
PD Large-Cap Growth Index ‘P’	48,417,025	5,543,592	4,820,674	1,957,148	717,684	51,814,775	2,059,445
PD Large-Cap Value Index ‘P’	57,529,329	9,755,641	4,825,050	1,748,249	(3,936,249)	60,271,920	2,751,777
PD Small-Cap Growth Index ‘P’	9,423,375	838,721	1,263,122	403,293	(491,853)	8,910,414	411,189
PD Small-Cap Value Index ‘P’	13,944,228	1,729,042	1,113,473	268,695	(1,284,731)	13,543,761	748,742
PD Emerging Markets ‘P’	8,324,061	3,054,731	956,858	22,558	(1,461,364)	8,983,128	736,568
PD International Large-Cap ‘P’	38,308,150	8,438,231	5,245,107	687,104	(1,809,919)	40,378,459	2,702,324
Total	$441,755,419	$61,297,197	$40,493,746	$6,061,115	($9,584,500)	$459,035,485

Pacific Dynamix – Moderate Growth
PD 1-3 Year Corporate Bond ‘P’	$95,570,741	$12,513,889	$776,496	$6,381	$624,690	$107,939,205	10,715,630
PD Aggregate Bond Index ‘P’	464,285,237	61,197,533	3,753,063	154,075	1,450,001	523,333,783	45,193,013
PD High Yield Bond Market ‘P’	79,645,666	14,986,582	647,080	62,706	(4,479,329)	89,568,545	7,341,788
PD Large-Cap Growth Index ‘P’	235,295,362	27,307,059	3,346,620	1,690,786	11,587,127	272,533,714	10,832,204
PD Large-Cap Value Index ‘P’	300,999,527	48,399,182	16,738,054	7,315,320	(19,147,179)	320,828,796	14,647,774
PD Small-Cap Growth Index ‘P’	48,761,336	24,423,821	500,981	194,802	(2,499,886)	70,379,092	3,247,784
PD Small-Cap Value Index ‘P’	80,442,612	14,823,785	647,080	216,648	(7,096,872)	87,739,093	4,850,492
PD Emerging Markets ‘P’	61,825,307	25,738,803	4,353,023	82,380	(11,571,834)	71,721,633	5,880,786
PD International Large-Cap ‘P’	213,803,453	55,628,606	11,514,795	3,053,066	(11,170,390)	249,799,940	16,717,832
Total	$1,580,629,241	$285,019,260	$42,277,192	$12,776,164	($42,303,672)	$1,793,843,801

Pacific Dynamix – Growth
PD 1-3 Year Corporate Bond ‘P’	$15,730,389	$7,295,517	$5,775,663	$51,829	$65,462	$17,367,534	1,724,156
PD Aggregate Bond Index ‘P’	79,193,957	10,944,850	3,532,779	187,943	83,416	86,877,387	7,502,384
PD High Yield Bond Market ‘P’	10,434,862	6,555,445	471,037	19,806	(1,029,277)	15,509,799	1,271,313
PD Large-Cap Growth Index ‘P’	99,613,246	9,426,080	4,474,853	2,053,707	3,304,807	109,922,987	4,369,031
PD Large-Cap Value Index ‘P’	115,995,648	19,390,999	5,181,409	2,066,570	(6,950,378)	125,321,430	5,721,681
PD Small-Cap Growth Index ‘P’	33,140,300	3,567,620	2,474,877	1,046,990	(1,549,531)	33,730,502	1,556,561
PD Small-Cap Value Index ‘P’	43,958,851	6,131,671	1,884,149	578,534	(4,096,277)	44,688,630	2,470,527
PD Emerging Markets ‘P’	30,495,372	11,548,131	2,798,436	(268,939)	(5,322,252)	33,653,876	2,759,436
PD International Large-Cap ‘P’	96,327,529	22,755,185	7,815,273	1,952,982	(5,623,601)	107,596,822	7,200,905
Total	$524,890,154	$97,615,498	$34,408,476	$7,689,422	($21,117,631)	$574,668,967

Portfolio/Underlying Funds	Beginning Value as of January 1, 2015	Purchase Cost	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	As of December 31, 2015
						Ending Value	Share Balance
Portfolio Optimization Conservative
Core Income ‘P’	$-	$60,393,713	$4,521,662	($78,726)	($1,814,158)	$53,979,167	5,582,398
Diversified Bond ‘P’	430,432,167	22,640,479	62,921,331	8,700,901	(3,462,759)	395,389,457	33,449,509
Floating Rate Income ‘P’	60,526,220	5,244,114	7,975,383	376,562	270,795	58,442,308	5,612,441
Floating Rate Loan ‘P’	85,451,171	13,829,494	19,582,585	1,775,848	(2,405,143)	79,068,785	9,831,538
High Yield Bond ‘P’	122,256,856	3,922,786	17,114,541	2,666,343	(7,118,905)	104,612,539	14,861,684
Inflation Managed ‘P’	97,333,802	272,540	43,230,023	(5,411,243)	4,795,121	53,760,197	4,923,570
Inflation Strategy ‘P’	98,236,012	256,584	55,216,705	(439,239)	326,043	43,162,695	4,370,449

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Portfolio/Underlying Funds	Beginning Value as of January 1, 2015	Purchase Cost	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	As of December 31, 2015
						Ending Value	Share Balance
Managed Bond ‘P’	$276,116,327	$13,679,489	$30,642,380	$2,170,765	($122,013)	$261,202,188	20,093,536
Short Duration Bond ‘P’	364,468,908	16,311,864	188,378,381	6,747,313	(4,319,141)	194,830,563	19,739,484
Emerging Markets Debt ‘P’	166,140,466	4,705,315	64,212,766	1,081,043	(3,128,267)	104,585,791	11,163,372
Comstock ‘P’	72,880,130	4,716,214	12,903,167	4,417,134	(7,789,452)	61,320,859	4,719,263
Dividend Growth ‘P’	12,171,679	5,683,370	3,597,373	857,309	(520,152)	14,594,833	886,074
Equity Index ‘P’	36,475,107	584,662	27,596,150	10,090,593	(9,159,318)	10,394,894	218,284
Growth ‘P’	24,272,862	1,167,381	10,463,131	3,004,271	(1,233,385)	16,747,998	743,451
Large-Cap Growth ‘P’	36,518,820	2,210,359	16,215,090	5,445,460	(2,894,454)	25,065,095	2,620,990
Large-Cap Value ‘P’	97,201,930	5,931,742	17,981,124	6,685,287	(8,617,849)	83,219,986	4,435,686
Main Street Core ‘P’	24,183,883	948,102	7,276,556	1,477,502	(557,117)	18,775,814	574,222
Mid-Cap Equity ‘P’	24,576,866	299,284	19,787,777	6,363,525	(5,167,925)	6,283,973	357,819
Mid-Cap Growth ‘P’	12,159,888	781,514	6,637,066	854,703	(894,084)	6,264,955	590,473
Mid-Cap Value ‘P’	24,725,967	14,099,568	7,859,150	2,785,288	(2,921,097)	30,830,576	1,511,780
Value Advantage ‘P’	24,601,546	1,114,124	6,248,867	1,575,560	(2,315,930)	18,726,433	1,465,863
International Large-Cap ‘P’	82,191,223	6,081,274	15,957,689	4,420,793	(3,466,206)	73,269,395	9,100,432
International Value ‘P’	35,107,804	2,559,088	5,757,702	1,213,708	(1,580,152)	31,542,746	2,754,295
Absolute Return ‘P’	-	167,598,781	24,884,377	(618,333)	(4,714,313)	137,381,758	14,244,966
Currency Strategies ‘P’	70,414,442	1,841,862	8,872,329	393,487	495,504	64,272,966	5,930,286
Equity Long/Short ‘P’	-	73,178,111	18,242,889	1,117,871	8,768,393	64,821,486	5,596,960
Global Absolute Return ‘P’	121,923,395	3,679,790	21,669,006	1,657,306	2,041,034	107,632,519	9,945,459
Precious Metals ‘P’ (1)	22,864,156	616	22,925,041	(7,945,607)	8,005,876	-	-
Total	$2,423,231,627	$433,732,220	$748,670,241	$61,385,424	($49,499,054)	$2,120,179,976

Portfolio Optimization Moderate-Conservative
Core Income ‘P’	$-	$62,134,067	$3,754,652	($72,863)	($1,924,195)	$56,382,357	5,830,931
Diversified Bond ‘P’	626,421,473	535,984	98,191,045	13,742,047	(5,430,316)	537,078,143	45,436,215
Floating Rate Income ‘P’	78,377,438	3,055,673	7,147,282	355,683	539,763	75,181,275	7,219,949
Floating Rate Loan ‘P’	126,314,498	2,340,473	16,254,208	1,478,905	(2,144,962)	111,734,706	13,893,270
High Yield Bond ‘P’	186,179,468	1,745,477	17,320,289	2,588,203	(9,674,848)	163,518,011	23,230,036
Inflation Managed ‘P’	104,164,016	146,944	47,598,220	(6,710,136)	6,148,743	56,151,347	5,142,561
Inflation Strategy ‘P’	104,785,524	303,455	68,048,404	(1,267,222)	1,649,189	37,422,542	3,789,228
Managed Bond ‘P’	415,671,954	608,089	61,614,315	5,105,507	(1,475,412)	358,295,823	27,562,672
Short Duration Bond ‘P’	421,763,892	2,338,554	238,325,810	8,912,459	(6,011,916)	188,677,179	19,116,047
Emerging Markets Debt ‘P’	201,893,112	1,841,515	93,283,204	1,929,576	(2,818,964)	109,562,035	11,694,531
American Funds Growth-Income ‘P’ (1)	26,222,850	-	27,492,247	10,259,195	(8,989,798)	-	-
Comstock ‘P’	138,562,449	1,000,015	24,998,824	9,324,146	(15,817,733)	108,070,053	8,317,089
Dividend Growth ‘P’	70,863,026	206,674	36,198,521	14,189,563	(12,545,533)	36,515,209	2,216,893
Equity Index ‘P’	85,915,393	391,557	32,933,811	2,338,838	(809,684)	54,902,293	1,152,902
Growth ‘P’	69,135,105	565,398	15,511,515	4,485,994	474,767	59,149,749	2,625,683
Large-Cap Growth ‘P’	114,001,983	1,185,479	29,473,594	9,910,045	(2,725,011)	92,898,902	9,714,190
Large-Cap Value ‘P’	185,883,500	9,253,580	25,717,743	9,973,228	(14,789,837)	164,602,728	8,773,446
Main Street Core ‘P’	92,849,467	7,471,012	18,985,268	6,501,660	(3,324,215)	84,512,656	2,584,657
Mid-Cap Equity ‘P’	37,251,168	1,888,619	3,490,796	762,875	(83,811)	36,328,055	2,068,573
Mid-Cap Growth ‘P’	43,599,973	729,200	5,556,188	1,842,157	(3,806,454)	36,808,688	3,469,223
Mid-Cap Value ‘P’	128,070,883	457,040	40,394,713	12,013,265	(11,224,676)	88,921,799	4,360,288
Small-Cap Equity ‘P’	43,725,750	19,051,992	8,869,351	2,584,286	(6,961,930)	49,530,747	2,581,708
Small-Cap Growth ‘P’	13,237,580	29,075,981	3,793,324	646,366	(5,131,039)	34,035,564	2,430,002
Small-Cap Index ‘P’	21,968,364	31,390,767	7,152,476	2,439,070	(5,427,265)	43,218,460	2,518,490
Small-Cap Value ‘P’	35,330,148	1,106,047	18,928,386	1,447,012	(1,681,088)	17,273,733	938,713
Value Advantage ‘P’	83,285,846	22,444,937	9,728,987	2,442,415	(7,015,556)	91,428,655	7,156,829
Emerging Markets ‘P’	79,329,049	6,272,259	2,382,133	(24,263)	(10,211,307)	72,983,605	5,456,995
International Large-Cap ‘P’	109,004,901	30,857,023	8,190,402	1,834,726	(4,626,889)	128,879,359	16,007,472
International Small-Cap ‘P’	83,981,894	39,989,716	15,114,586	4,082,863	6,734	112,946,621	9,770,898
International Value ‘P’	72,360,078	1,511,465	19,570,499	4,758,291	(4,297,968)	54,761,367	4,781,731
Absolute Return ‘P’	-	239,127,855	13,792,121	(302,960)	(7,974,244)	217,058,530	22,506,565
Currency Strategies ‘P’	166,637,481	113,345	54,677,780	2,617,997	(1,640,436)	113,050,607	10,430,862
Equity Long/Short ‘P’	-	124,556,399	33,855,802	2,807,652	14,724,990	108,233,239	9,345,313
Global Absolute Return ‘P’	211,606,531	21,403,768	34,379,890	2,524,883	3,572,509	204,727,801	18,917,256
Precious Metals ‘P’ (1)	18,951,734	143	18,875,625	(15,806,003)	15,729,751	-	-
Total	$4,197,346,528	$665,100,502	$1,161,602,011	$119,715,460	($115,718,641)	$3,704,841,838

Portfolio Optimization Moderate
Core Income ‘P’	$-	$183,340,231	$14,401,453	($287,548)	($5,573,418)	$163,077,812	16,865,123
Diversified Bond ‘P’	1,545,020,240	138,385,541	258,248,388	35,725,701	(17,743,794)	1,443,139,300	122,087,984
Floating Rate Income ‘P’	143,130,971	58,663,505	20,386,164	1,009,425	(50,316)	182,367,421	17,513,449
Floating Rate Loan ‘P’	269,985,703	35,869,410	39,430,219	3,489,213	(5,986,768)	263,927,339	32,817,142
High Yield Bond ‘P’	440,310,560	8,708,348	41,477,369	6,091,999	(23,565,701)	390,067,837	55,414,628
Inflation Managed ‘P’	369,684,036	49,013	200,861,508	(21,369,227)	21,016,904	168,519,218	15,433,653
Inflation Strategy ‘P’	361,128,266	48,603	232,916,489	5,613,914	(4,337,073)	129,537,221	13,116,321
Managed Bond ‘P’	1,026,492,609	76,964,597	168,527,579	13,744,192	(6,207,473)	942,466,346	72,501,237
Short Duration Bond ‘P’	826,199,469	112,601	504,751,660	17,227,069	(11,474,410)	327,313,069	33,162,103

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Portfolio/Underlying Funds	Beginning Value as of January 1, 2015	Purchase Cost	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	As of December 31, 2015
						Ending Value	Share Balance
Emerging Markets Debt ‘P’	$564,261,658	$176,534	$101,214,467	$1,207,667	($17,568,672)	$446,862,720	47,697,633
American Funds Growth-Income ‘P’ (1)	102,166,683	-	107,112,372	39,567,407	(34,621,718)	-	-
Comstock ‘P’	524,469,373	-	125,422,961	47,402,742	(68,886,988)	377,562,166	29,057,245
Dividend Growth ‘P’	263,242,948	-	128,688,267	50,593,866	(44,266,163)	140,882,384	8,553,180
Equity Index ‘P’	302,433,816	-	115,575,387	8,187,399	(2,864,736)	192,181,092	4,035,642
Growth ‘P’	258,928,911	6,152,324	50,693,727	18,209,956	761,466	233,358,930	10,358,903
Large-Cap Growth ‘P’	439,367,188	-	103,424,854	37,204,964	(10,002,978)	363,144,320	37,973,029
Large-Cap Value ‘P’	788,886,194	12,940	186,400,221	73,134,048	(88,636,879)	586,996,082	31,287,320
Long/Short Large-Cap ‘P’	530,250,068	39,505	81,008,321	30,048,496	(40,895,389)	438,434,359	30,651,210
Main Street Core ‘P’	433,949,611	-	127,441,707	52,419,038	(37,656,644)	321,270,298	9,825,436
Mid-Cap Equity ‘P’	227,461,149	-	41,211,800	7,141,629	(2,214,274)	191,176,704	10,885,884
Mid-Cap Growth ‘P’	228,856,238	-	98,958,719	9,659,545	(12,427,704)	127,129,360	11,981,955
Mid-Cap Value ‘P’	454,874,214	37,000	143,886,995	43,876,862	(41,242,054)	313,659,027	15,380,296
Small-Cap Equity ‘P’	152,607,399	86,657,615	21,154,642	6,686,439	(24,827,163)	199,969,648	10,423,088
Small-Cap Growth ‘P’	230,767,545	-	47,770,667	11,794,735	(23,656,128)	171,135,485	12,218,381
Small-Cap Index ‘P’	77,464,561	102,434,299	22,290,972	8,128,237	(18,924,573)	146,811,552	8,555,220
Small-Cap Value ‘P’	153,587,431	-	91,912,180	27,315,059	(27,652,114)	61,338,196	3,333,323
Value Advantage ‘P’	365,834,660	73,845,251	38,453,936	9,558,028	(28,675,991)	382,108,012	29,910,554
Emerging Markets ‘P’	538,839,328	471,374	61,436,029	(160,863)	(62,701,464)	415,012,346	31,030,536
International Large-Cap ‘P’	766,804,511	122,833	108,669,482	25,487,486	(17,571,533)	666,173,815	82,742,177
International Small-Cap ‘P’	439,529,490	192,190,795	65,361,719	18,258,002	3,470,715	588,087,283	50,874,838
International Value ‘P’	373,209,408	83,042	82,767,343	14,965,148	(14,042,415)	291,447,840	25,449,059
Real Estate ‘P’	154,703,940	88,430,720	47,144,940	11,267,890	(8,522,460)	198,735,150	8,707,067
Absolute Return ‘P’	-	542,687,084	39,546,711	(897,810)	(17,868,182)	484,374,381	50,224,256
Currency Strategies ‘P’	758,258,859	251,464	235,057,200	10,307,240	(6,472,373)	527,287,990	48,651,380
Equity Long/Short ‘P’	-	586,709,267	150,072,261	11,170,686	70,821,951	518,629,643	44,780,665
Global Absolute Return ‘P’	598,913,803	-	159,686,432	12,205,024	5,842,163	457,274,558	42,253,078
Precious Metals ‘P’ (1)	116,034,086	157,404	115,568,679	(153,870,486)	153,247,675	-	-
Total	$14,827,654,926	$2,182,601,300	$4,178,933,820	$492,113,172	($471,976,674)	$12,851,458,904

Portfolio Optimization Growth
Core Income ‘P’	$-	$122,730,569	$1,970,524	($16,213)	($3,989,790)	$116,754,042	12,074,428
Diversified Bond ‘P’	942,541,223	2,496,093	65,265,116	9,049,731	2,941,242	891,763,173	75,442,175
Floating Rate Income ‘P’	73,398,623	24,149,167	2,752,550	39,850	432,662	95,267,752	9,148,931
Floating Rate Loan ‘P’	111,018,948	36,406,496	5,388,677	104,427	(2,093,568)	140,047,626	17,413,743
High Yield Bond ‘P’	-	110,443,260	1,773,471	2,989	(9,302,965)	99,369,813	14,116,881
Inflation Managed ‘P’	182,293,366	42,871	138,802,013	(9,421,214)	11,604,338	45,717,348	4,186,974
Inflation Strategy ‘P’	155,208,098	33,073	122,878,841	3,596,166	(1,673,973)	34,284,523	3,471,487
Managed Bond ‘P’	615,433,334	3,880,644	30,689,797	2,519,391	2,320,678	593,464,250	45,653,505
Short Duration Bond ‘P’	185,086,534	577	186,637,855	7,182,749	(5,632,005)	-	-
Emerging Markets Debt ‘P’	232,146,302	85,007	61,845,070	1,424,552	(6,012,946)	165,797,845	17,697,079
American Funds Growth ‘P’ (1)	66,669,486	-	71,678,880	22,462,635	(17,453,241)	-	-
American Funds Growth-Income ‘P’ (1)	86,273,180	-	90,449,496	33,160,920	(28,984,604)	-	-
Comstock ‘P’	518,127,794	57,757	155,854,738	59,580,475	(77,752,986)	344,158,302	26,486,478
Dividend Growth ‘P’	297,079,065	23,463	158,951,058	62,428,888	(55,360,477)	145,219,881	8,816,516
Equity Index ‘P’	253,747,872	36,098	43,933,008	2,500,198	733,525	213,084,685	4,474,600
Growth ‘P’	223,672,208	101,222,533	62,242,026	17,742,679	182,626	280,578,020	12,454,979
Large-Cap Growth ‘P’	445,738,706	46,784,319	98,866,682	35,023,146	(8,648,632)	420,030,857	43,921,502
Large-Cap Value ‘P’	743,050,713	90,244	173,794,976	68,117,578	(82,896,931)	554,566,628	29,558,806
Long/Short Large-Cap ‘P’	749,367,452	200,814	170,382,169	58,262,693	(74,460,574)	562,988,216	39,358,845
Main Street Core ‘P’	368,142,025	6,238,828	52,104,846	21,221,863	(8,733,012)	334,764,858	10,238,141
Mid-Cap Equity ‘P’	378,573,595	128,899	144,517,092	25,733,718	(15,048,966)	244,870,154	13,943,269
Mid-Cap Growth ‘P’	255,402,169	93,080	124,238,738	11,381,073	(13,837,585)	128,799,999	12,139,413
Mid-Cap Value ‘P’	500,323,106	187,293	100,131,049	28,620,441	(28,617,550)	400,382,241	19,632,775
Small-Cap Equity ‘P’	253,827,289	170,991	34,215,017	10,382,741	(27,888,708)	202,277,296	10,543,370
Small-Cap Growth ‘P’	190,789,454	27,073	26,145,056	6,243,003	(18,247,438)	152,667,036	10,899,809
Small-Cap Index ‘P’	53,836,500	127,966,684	16,596,301	5,199,900	(17,995,303)	152,411,480	8,881,547
Small-Cap Value ‘P’	255,964,199	170,716	125,478,878	34,459,050	(38,407,644)	126,707,443	6,885,707
Value Advantage ‘P’	319,157,218	159,830,401	64,163,886	15,367,470	(37,160,853)	393,030,350	30,765,530
Emerging Markets ‘P’	559,383,388	27,247,459	57,059,257	(7,551,886)	(69,601,439)	452,418,265	33,827,382
International Large-Cap ‘P’	822,134,961	940,143	147,773,433	30,851,115	(24,134,332)	682,018,454	84,710,162
International Small-Cap ‘P’	489,501,579	214,826,838	108,586,561	28,781,039	(5,486,881)	619,036,014	53,552,182
International Value ‘P’	485,952,965	260,125	205,130,072	35,632,385	(24,633,491)	292,081,912	25,504,426
Real Estate ‘P’	259,675,975	12,762,909	59,509,639	18,133,102	(13,590,303)	217,472,044	9,527,976
Absolute Return ‘P’	-	355,921,516	5,714,519	(19,806)	(12,457,794)	337,729,397	35,018,796
Currency Strategies ‘P’	617,342,089	525,039	137,221,298	6,336,875	(875,525)	486,107,180	44,851,743
Equity Long/Short ‘P’	-	490,858,931	30,825,605	2,184,702	73,102,558	535,320,586	46,221,831
Global Absolute Return ‘P’	498,302,298	45,122	215,119,012	17,601,693	(1,291,116)	299,538,985	27,677,998
Precious Metals ‘P’ (1)	113,404,094	10,194	112,800,363	(149,400,002)	148,786,077	-	-
Total	$12,302,565,808	$1,846,895,226	$3,411,487,569	$514,920,116	($492,166,926)	$10,760,726,655

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Portfolio/Underlying Funds	Beginning Value as of January 1, 2015	Purchase Cost	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	As of December 31, 2015
						Ending Value	Share Balance
Portfolio Optimization Aggressive-Growth
Diversified Bond ‘P’	$102,227,631	$17,025,766	$15,668,737	$1,763,101	($700,946)	$104,646,815	8,853,004
Managed Bond ‘P’	65,904,249	12,165,801	8,803,285	642,452	(314,172)	69,595,045	5,353,748
Emerging Markets Debt ‘P’	36,443,007	133,529	38,274,203	(974,766)	2,672,433	-	-
American Funds Growth ‘P’ (1)	24,188,721	-	26,006,206	8,982,575	(7,165,090)	-	-
American Funds Growth-Income ‘P’ (1)	19,414,996	-	20,354,838	7,192,440	(6,252,598)	-	-
Comstock ‘P’	116,697,242	125,944	32,469,749	11,918,502	(16,344,869)	79,927,070	6,151,200
Dividend Growth ‘P’	84,443,106	-	51,485,220	20,223,433	(18,200,519)	34,980,800	2,123,737
Equity Index ‘P’	67,817,849	-	22,478,926	1,564,438	(438,280)	46,465,081	975,728
Growth ‘P’	48,665,113	27,883,085	12,536,756	3,872,751	362,359	68,246,552	3,029,494
Large-Cap Growth ‘P’	101,390,552	5,659,612	19,208,974	6,801,985	(699,898)	93,943,277	9,823,397
Large-Cap Value ‘P’	167,870,803	-	36,802,129	14,366,608	(17,880,951)	127,554,331	6,798,739
Long/Short Large-Cap ‘P’	169,491,497	1,745,722	22,810,088	8,338,038	(12,183,084)	144,582,085	10,107,821
Main Street Core ‘P’	83,209,817	11,122	16,169,871	6,630,478	(3,789,743)	69,891,803	2,137,507
Mid-Cap Equity ‘P’	81,264,725	-	17,883,279	3,135,615	(1,262,514)	65,254,547	3,715,690
Mid-Cap Growth ‘P’	68,498,738	69,614	33,168,867	3,240,158	(3,711,503)	34,928,140	3,291,981
Mid-Cap Value ‘P’	135,415,509	-	20,515,567	5,891,166	(5,910,244)	114,880,864	5,633,192
Small-Cap Equity ‘P’	81,869,510	15,281,549	8,759,777	2,648,970	(9,837,401)	81,202,851	4,232,565
Small-Cap Growth ‘P’	83,126,988	468,569	40,785,088	10,014,835	(10,882,502)	41,942,802	2,994,546
Small-Cap Index ‘P’	27,750,252	34,571,835	6,353,762	2,315,607	(6,137,689)	52,146,243	3,038,743
Small-Cap Value ‘P’	82,519,794	4,769	24,534,164	6,614,371	(8,626,721)	55,978,049	3,042,035
Value Advantage ‘P’	68,383,328	39,983,297	10,818,324	2,647,259	(7,713,573)	92,481,987	7,239,281
Emerging Markets ‘P’	143,258,986	38,365,531	2,825,996	(53,363)	(25,296,183)	153,448,975	11,473,403
International Large-Cap ‘P’	179,073,794	33,963,898	11,994,744	2,658,205	(5,951,009)	197,750,144	24,561,574
International Small-Cap ‘P’	144,342,797	44,000,775	18,153,327	4,994,327	2,889,963	178,074,535	15,405,048
International Value ‘P’	103,443,622	330,942	10,357,836	1,626,323	(2,905,685)	92,137,366	8,045,382
Real Estate ‘P’	83,929,886	138,659	26,560,406	7,475,746	(5,711,395)	59,272,490	2,596,871
Absolute Return ‘P’	-	18,600,315	1,691,344	(44,271)	(599,856)	16,264,844	1,686,484
Currency Strategies ‘P’	117,475,275	766,178	24,321,131	1,200,300	13,140	95,133,762	8,777,725
Equity Long/Short ‘P’	-	106,256,720	26,516,091	1,921,201	12,915,250	94,577,080	8,166,183
Global Absolute Return ‘P’	103,817,041	2,941	59,685,058	4,872,949	(1,392,250)	47,615,623	4,399,778
Precious Metals ‘P’ (1)	47,909,932	785,630	48,413,230	(52,969,214)	52,686,882	-	-
Total	$2,639,844,760	$398,341,803	$716,406,973	$99,512,219	($108,368,648)	$2,312,923,161

(1)	The American Funds Growth, American Funds Growth-Income, and Precious Metals Portfolios were liquidated on October 30, 2015.

As of December 31, 2015, Pacific Life owned 98.74% of the total shares outstanding of the Diversified Alternatives Portfolio.

D. INDEPENDENT TRUSTEES

The Trust pays each independent trustee of the Board retainer fees and specified amounts for various Board and committee services and for chairing those committees. The fees and expenses of the independent trustees of the Board are presented in the Statements of Operations. Each independent trustee of the Board is eligible to participate in the Trust’s Deferred Compensation Plan (the “Plan”). The Plan allows each independent trustee to voluntarily defer receipt of all or a percentage of fees which otherwise would be payable for services performed. Amounts in the deferral account are obligations of each Fund at the time of such deferral and are payable in accordance with the Plan. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain Funds in the Pacific Funds Series Trust. Pacific Funds Series Trust is a Delaware statutory trust and is registered under the 1940 Act as an open-end management investment company. PLFA is the Adviser to Pacific Funds Series Trust. An independent trustee who defers compensation has the option to select credit rate options that track the performance, at NAV without a sales load, of Class A and/or Class P shares of the corresponding series of the Pacific Funds Series Trust. The obligation of each Fund under the Plan (the “DCP Liability”) is recorded as a liability (accrued trustees’ fees and expenses and deferred compensation). Accordingly, the market value appreciation or depreciation on a Fund’s DCP Liability account will cause the expenses of that Fund to increase or decrease due to market fluctuation. The change in net unrealized appreciation or depreciation on a Fund’s DCP Liability account is recorded as an increase or decrease to expenses (trustees’ fees and expenses). For the year ended December 31, 2015, such expenses decreased by $3,383 for all applicable Funds presented in these financial statements as a result of the market value depreciation on such accounts. As of December 31, 2015, the total amount in the DCP Liability accounts was $571,277 for all applicable Funds presented in these financial statements.

E. OFFICERS OF THE TRUST

All officers of the Trust are also officers of Pacific Life and/or PLFA and received no compensation from the Trust.

F. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of performance of their duties to the Trust. In addition, the Trust entered into an agreement with each of the trustees which provides that the Trust will indemnify and hold harmless each trustee against any expenses actually and reasonably incurred by any trustee in any proceeding arising out of or in connection with the trustee’s services to the Trust, to the fullest extent permitted by the Trust’s Declaration of Trust and By-Laws, the general trust law of the Commonwealth of Massachusetts, the Securities Act of 1933, and the 1940 Act, each as now or hereinafter in force. In the normal course of business, the Trust enters into contracts with service providers and others that contain general indemnification clauses. The

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Trust’s maximum exposure under these arrangements and agreements is dependent on future claims that may be made against the Trust and/or the trustees and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

8. SECURITIES LENDING

The Trust, on behalf of the Long/Short Large-Cap Portfolio, entered into an agreement with State Street Bank and Trust Company (“Agreement”), to provide securities lending services to the Fund.

Under this program, the proceeds (cash collateral) received from borrowers for securities on loan are used to finance the costs of borrowing securities sold short, in order to help achieve the Fund’s stated investment objective. The proceeds from sales of securities sold short are then used to purchase long positions in excess of the value of the Fund’s net assets (see Note 4 — Borrowings and Other Financing Transactions).

Under the Agreement, the borrowers pay the Fund’s negotiated lenders’ fees and the Fund receives cash collateral in an amount equal to 102% of the market value of loaned securities, including American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) or foreign securities denominated in U.S. dollars, and 105% of the market value of loaned foreign securities, at the inception of each loan. The borrower of securities is at all times required to post cash collateral to the Fund in an amount equal to 100% of the market value of the securities loaned based on the previous day’s market value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. If the borrower defaults on its obligations to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or possible loss of rights to the collateral.

The Long/Short Large-Cap Portfolio retained beneficial ownership and all economic benefits in the securities it has loaned and continues to receive interest paid by the securities and payments equivalent to dividends, and to participate in any changes in their market value, but does not have the proxy voting rights with respect to loaned securities. The Fund’s manager has the responsibility to request that the securities lending agent call back securities which are out on loan to vote on material matters and it is the Trust’s policy that the Fund’s manager votes on all material matters. However, the ability to timely recall shares for proxy voting purposes typically is not entirely within the control of the Fund’s manager, the Trust or its securities lending agent. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

Income generated from securities lending is recorded as investment income (securities lending). Cash collateral received is recorded as an asset (cash collateral received for securities on loan) and the same amount is recorded as a liability (payable upon return of securities loaned).

9. COMMITTED LINE OF CREDIT

The Trust has an unsecured $75,000,000 committed revolving line of credit agreement with State Street Bank and Trust Company (the “Bank”), which is renewed annually. The interest rate on borrowing is the higher of the Federal funds rate or the One-Month LIBOR rate, plus 1.25%. The Trust pays the Bank a commitment fee equal to 0.20% (0.125% from January 1, 2015 to August 27, 2015) per annum on the daily unused portion of the committed line up to a maximum of $150,000 based on the current rate for all applicable Funds of the Trust. As of December 31, 2015, the actual interest rate on borrowing by the Trust was 1.68%. The committed line of credit will expire on August 26, 2016, unless renewed and applies to all Funds presented in these financial statements except the Diversified Alternatives, Equity Long/Short, Pacific Dynamix, and Portfolio Optimization Portfolios. The commitment fees and interest incurred by the Trust are recorded as an expense. The commitment fees are allocated to each applicable Fund in proportion to its relative average daily net assets and the interest expenses are charged directly to the applicable Fund. During the reporting period, the weighted average interest rate and the average dollar amount of borrowings on the days that each applicable Fund had a loan outstanding were as follows:

Portfolio	Weighted Average Interest Rate	Average Dollar Amount of Borrowing
Diversified Bond	1.39%	$5,041,656
Inflation Managed	1.39%	2,827,802
Inflation Strategy	1.38%	3,882,278
Managed Bond	1.40%	6,774,063
Focused Growth	1.45%	3,315,348
Growth	1.38%	317,345
Large-Cap Growth	1.38%	785,467
Large-Cap Value	1.41%	2,407,761
Long/Short Large-Cap	1.38%	5,017,210
Main Street Core	1.45%	590,343

Portfolio	Weighted Average Interest Rate	Average Dollar Amount of Borrowing
Mid-Cap Equity	1.38%	$889,213
Mid-Cap Growth	1.39%	1,164,348
Mid-Cap Value	1.38%	1,823,596
Small-Cap Equity	1.38%	494,408
Small-Cap Growth	1.38%	311,709
Small-Cap Index	1.39%	805,547
International Large-Cap	1.38%	6,042,551
International Small-Cap	1.38%	1,631,089
International Value	1.38%	6,552,575
Real Estate	1.40%	1,195,817

None of the Funds presented in these financial statements had a loan outstanding in connection with this line of credit as of December 31, 2015.

10. UNFUNDED SENIOR LOAN COMMITMENTS

Unfunded loan commitments on senior loan participations and assignments (see Note 4), if any, are marked to market daily and valued according to the Trust’s valuation policies and procedures. Any outstanding unfunded loan commitments are presented in the Notes to Schedules of Investments section of each applicable Fund’s Schedule of Investments. Any applicable net unrealized appreciation or depreciation at the end of the reporting period is recorded as an asset (unfunded loan commitment appreciation) or a liability (unfunded loan commitment depreciation) and any change in net unrealized appreciation or depreciation for the reporting period is recorded as a change in net unrealized appreciation or depreciation on unfunded loan commitment. As of December 31, 2015, the Floating Rate Loan and Global Absolute Return Portfolios had unfunded loan commitments of $722,410 and $65,400, respectively (see details in the Notes to Schedules of Investments).

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

11. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments (excluding short-term investments) for the year ended December 31, 2015, are summarized in the following table:

	U.S. Government Securities
Portfolio	Purchases	Sales
Core Income	$57,101,560	$10,607,695
Diversified Bond	7,334,124,241	7,788,657,950
Inflation Managed	572,699,959	981,342,698
Inflation Strategy	691,948,771	842,796,282
Managed Bond	18,067,650,819	17,138,776,671
Short Duration Bond	908,450,410	1,150,714,537
Absolute Return	136,769,399	32,881,592
Currency Strategies	—	98,500,000
Global Absolute Return	—	9,669,001

	Other Securities
Portfolio	Purchases	Sales
Core Income	$500,159,114	$150,350,637
Diversified Bond	844,108,139	662,165,820
Floating Rate Income	337,656,462	255,935,242
Floating Rate Loan	221,771,556	222,172,872
High Yield Bond	479,030,116	440,892,222
Inflation Managed	183,693,575	278,862,583
Managed Bond	737,836,150	987,914,693
Short Duration Bond	432,498,218	1,195,843,790
Emerging Markets Debt	755,877,694	897,548,411
Comstock	206,005,520	522,036,321
Dividend Growth	178,355,646	528,841,352
Equity Index	191,951,487	195,125,610
Focused Growth	99,769,156	79,046,631
Growth	453,939,820	478,992,966
Large-Cap Growth	875,562,328	1,060,885,792
Large-Cap Value	188,878,538	559,203,441
Long/Short Large-Cap	3,086,596,765	3,361,470,143
Main Street Core	635,749,106	877,373,409
Mid-Cap Equity	1,540,590,033	1,763,092,287
Mid-Cap Growth	288,198,392	557,532,872
Mid-Cap Value	1,557,462,104	1,838,645,550
Small-Cap Equity	272,166,012	231,184,130
Small-Cap Growth	1,143,130,644	1,227,209,684

	Other Securities
Portfolio	Purchases	Sales
Small-Cap Index	$395,616,231	$188,941,785
Small-Cap Value	476,130,128	722,209,649
Value Advantage	483,415,925	302,642,858
Emerging Markets	560,491,346	597,272,812
International Large-Cap	380,547,563	587,409,418
International Small-Cap	1,100,954,200	776,418,103
International Value	889,360,288	1,175,427,818
Health Sciences	229,368,360	203,488,681
Real Estate	286,517,140	357,206,015
Technology	31,325,798	24,062,171
Absolute Return	1,806,328,940	933,318,730
Currency Strategies	85,732,417	80,000,000
Diversified Alternatives	2,029,046	8,843
Global Absolute Return	903,277,494	1,079,386,728
Pacific Dynamix – Conservative Growth	61,297,198	40,493,746
Pacific Dynamix – Moderate Growth	285,019,260	42,277,192
Pacific Dynamix – Growth	97,615,498	34,408,476
Portfolio Optimization Conservative	433,732,220	748,670,241
Portfolio Optimization Moderate-Conservative	665,100,503	1,161,602,011
Portfolio Optimization Moderate	2,182,601,301	4,178,933,820
Portfolio Optimization Growth	1,846,895,227	3,411,487,569
Portfolio Optimization Aggressive-Growth	398,341,803	716,406,973

12. SECURED BORROWINGS

The contractual maturity of secured borrowings and type of collateral pledged as of December 31, 2015, are summarized in the following table:

		Remaining Contractual Maturity of the Agreements
Portfolio/Secured Borrowing	Collateral Type	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 Days	Total

Inflation Managed
Sale-buyback financing transactions	U.S. Treasury Obligations	$-	$668,786,741	$21,129,716	$-	$689,916,457
	Foreign Government Bonds & Notes	-	27,057,769	-	-	27,057,769
Reverse repurchase agreements	U.S. Treasury Obligations	36,472,539	-	-	-	36,472,539
Total borrowings		$36,472,539	$695,844,510	$21,129,716	$-	$753,446,765

Managed Bond
Sale-buyback financing transactions	U.S. Treasury Obligations	$-	$12,838,142	$-	$-	$12,838,142
	Foreign Government Bonds & Notes	-	28,106,995	-	-	28,106,995
Reverse repurchase agreements	Corporate Bonds and Notes	1,056,000	-	-	-	1,056,000
Total borrowings		$1,056,000	$40,945,137	$-	$-	$42,001,137

Long/Short Large-Cap
Securities lending transactions	Cash and Cash Equivalents	$348,524,114	$-	$-	$-	$348,524,114
Total borrowings		$348,524,114	$-	$-	$-	$348,524,114

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

13. FEDERAL INCOME TAX INFORMATION

Effective January 1, 2015, each Fund presented in these financial statements is treated as a partnership for Federal income tax purposes. A Fund that is treated as a partnership for Federal income tax purposes is not subject to income tax; and any income, gains, losses, deductions, and credits of the Fund are instead “passed through” pro rata to the insurance companies whose separate accounts invest in the Fund and retain the same character for Federal income tax purposes. An insurance company may benefit from this tax treatment. No dividends and capital gains distributions have been made by the Funds under the current dividend and distributions policy since partnerships are not required to distribute taxable income and capital gains for Federal income tax purposes (also see Note 2B).

The aggregate cost of investments and the composition of unrealized appreciation and depreciation on investments for Federal income tax purposes as of December 31, 2015, were as follows:

		Gross	Gross	Net Unrealized
Portfolio	Total Cost of Investments on Tax Basis (1)	Unrealized Appreciation on Investments	Unrealized Depreciation on Investments	Appreciation (Depreciation) on Investments
Core Income	$408,551,501	$595,741	($16,079,342)	($15,483,601)
Diversified Bond	3,839,471,773	16,855,539	(156,893,164)	(140,037,625)
Floating Rate Income	482,519,344	12,490,889	(22,704,281)	(10,213,392)
Floating Rate Loan	755,906,872	1,476,770	(37,832,348)	(36,355,578)
High Yield Bond	1,134,926,438	7,770,284	(118,126,556)	(110,356,272)
Inflation Managed	1,115,183,762	1,043,211	(95,017,559)	(93,974,348)
Inflation Strategy	265,602,595	21,185	(4,631,368)	(4,610,183)
Managed Bond	4,365,868,244	93,732,915	(293,494,777)	(199,761,862)
Short Duration Bond	1,136,868,360	998,065	(8,746,798)	(7,748,733)
Emerging Markets Debt	904,210,312	9,970,075	(98,575,506)	(88,605,431)
Comstock	1,111,437,022	196,442,689	(87,948,959)	108,493,730
Dividend Growth	551,555,761	149,355,696	(14,446,977)	134,908,719
Equity Index	1,494,180,750	561,715,339	(48,628,124)	513,087,215
Focused Growth	133,118,655	26,710,470	(3,748,076)	22,962,394
Growth	918,125,619	246,404,936	(17,106,195)	229,298,741
Large-Cap Growth	1,057,004,227	182,321,645	(19,691,057)	162,630,588
Large-Cap Value	1,445,909,715	517,360,416	(78,598,331)	438,762,085
Long/Short Large-Cap	1,593,646,423	64,439,935	(88,064,437)	(23,624,502)
Main Street Core	1,260,616,589	177,214,135	(70,370,013)	106,844,122
Mid-Cap Equity	845,181,899	39,668,434	(37,452,060)	2,216,374
Mid-Cap Growth	589,120,405	65,993,013	(76,458,845)	(10,465,832)
Mid-Cap Value	1,058,752,036	45,332,605	(82,593,590)	(37,260,985)
Small-Cap Equity	575,006,632	85,056,763	(73,656,056)	11,400,707
Small-Cap Growth	535,952,653	22,623,894	(29,003,898)	(6,380,004)
Small-Cap Index	754,972,886	136,791,020	(99,422,583)	37,368,437
Small-Cap Value	449,646,678	23,673,983	(26,439,909)	(2,765,926)
Value Advantage	953,993,559	102,184,676	(59,530,257)	42,654,419
Emerging Markets	1,599,568,746	67,869,870	(248,993,441)	(181,123,571)
International Large-Cap	2,287,596,735	104,493,813	(173,154,744)	(68,660,931)
International Small-Cap	1,533,412,631	159,242,194	(120,041,693)	39,200,501
International Value	1,070,608,617	51,613,044	(76,548,762)	(24,935,718)
Health Sciences	357,846,379	54,115,400	(7,183,404)	46,931,996
Real Estate	699,380,439	122,109,221	(30,018,493)	92,090,728
Technology	96,865,696	17,086,168	(14,216,167)	2,870,001
Absolute Return	1,151,214,226	1,489,917	(35,492,868)	(34,002,951)
Currency Strategies	1,288,445,386	7,430	(8,986,256)	(8,978,826)
Diversified Alternatives	2,020,386	378	-	378
Equity Long/Short	1,127,717,579	-	(195,848)	(195,848)
Global Absolute Return	1,171,578,445	22,137,755	(64,150,541)	(42,012,786)
Pacific Dynamix – Conservative Growth	415,906,744	44,695,611	(1,566,870)	43,128,741
Pacific Dynamix – Moderate Growth	1,610,613,382	195,684,747	(12,454,328)	183,230,419
Pacific Dynamix – Growth	498,672,038	82,502,557	(6,505,627)	75,996,930
Portfolio Optimization Conservative	2,006,194,322	139,886,361	(25,900,707)	113,985,654
Portfolio Optimization Moderate-Conservative	3,385,060,866	361,416,824	(41,635,852)	319,780,972
Portfolio Optimization Moderate	11,466,984,998	1,533,718,566	(149,244,660)	1,384,473,906
Portfolio Optimization Growth	9,420,213,446	1,465,362,571	(124,849,362)	1,340,513,209
Portfolio Optimization Aggressive-Growth	2,000,299,291	340,624,552	(28,000,682)	312,623,870

(1)	The difference between the total cost of investments on tax basis and investments, at cost, as presented in the Statements of Assets and Liabilities is primarily due to wash sale loss deferrals.

Each Fund recognizes the financial statement effects of a tax position taken or expected to be taken in a tax return when it is more likely than not, based on the technical merits, that the position will be sustained upon examination by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax liability for unrecognized tax benefits with a corresponding income tax expense. Management has analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions and has determined that no provision for income tax is required in the financial statements. Each Fund remains subject to examination by Federal and State tax authorities for the returns filed for tax years ended as of and after December 31, 2011.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

14. SHARES OF BENEFICIAL INTEREST

Change in shares of beneficial interest of each Fund for the year or period ended December 31, 2015 and 2014, were as follows:

	Year/Period Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
	Core Income Portfolio (1)		Diversified Bond Portfolio		Floating Rate Income Portfolio
Class I
Shares sold	298,132		7,906,808	17,390,642	2,252,815	2,721,189
Share repurchased	(58,103)		(4,495,597)	(5,013,378)	(953,657)	(1,269,048)
Net increase (decrease)	240,029		3,411,211	12,377,264	1,299,158	1,452,141
Shares outstanding, beginning of year or period	-		24,283,013	11,905,749	3,233,562	1,781,421
Shares outstanding, end of year or period	240,029		27,694,224	24,283,013	4,532,720	3,233,562

Class P
Shares sold	42,863,245		15,088,414	80,235,250	8,646,659	10,134,467
Shares repurchased	(2,510,366)		(42,188,729)	(29,868,141)	(3,633,568)	(1,794,073)
Net increase (decrease)	40,352,879		(27,100,315)	50,367,109	5,013,091	8,340,394
Shares outstanding, beginning of year or period	-		312,369,202	262,002,093	34,497,057	26,156,663
Shares outstanding, end of year or period	40,352,879		285,268,887	312,369,202	39,510,148	34,497,057

	Floating Rate Loan Portfolio		High Yield Bond Portfolio		Inflation Managed Portfolio
Class I
Shares sold	4,075,772	5,008,236	10,733,690	17,256,418	1,415,545	2,748,890
Share repurchased	(5,968,546)	(7,151,519)	(18,348,220)	(23,044,340)	(6,938,794)	(10,425,683)
Net increase (decrease)	(1,892,774)	(2,143,283)	(7,614,530)	(5,787,922)	(5,523,249)	(7,676,793)
Shares outstanding, beginning of year	23,311,196	25,454,479	51,479,726	57,267,648	44,387,770	52,064,563
Shares outstanding, end of year	21,418,422	23,311,196	43,865,196	51,479,726	38,864,521	44,387,770

Class P
Shares sold	10,641,218	14,576,420	16,246,597	786,078	51,067	15,897,630
Shares repurchased	(9,789,862)	(15,023,711)	(10,262,287)	(14,906,355)	(37,387,418)	(25,119,410)
Net increase (decrease)	851,356	(447,291)	5,984,310	(14,120,277)	(37,336,351)	(9,221,780)
Shares outstanding, beginning of year	73,104,337	73,551,628	101,638,920	115,759,197	67,028,584	76,250,364
Shares outstanding, end of year	73,955,693	73,104,337	107,623,230	101,638,920	29,692,233	67,028,584

	Inflation Strategy Portfolio		Managed Bond Portfolio		Short Duration Bond Portfolio
Class I
Shares sold	595,715	847,767	3,858,740	5,180,175	7,368,908	12,148,286
Share repurchased	(663,844)	(755,688)	(16,159,339)	(31,694,283)	(5,537,801)	(5,132,346)
Net increase (decrease)	(68,129)	92,079	(12,300,599)	(26,514,108)	1,831,107	7,015,940
Shares outstanding, beginning of year	2,052,161	1,960,082	89,694,722	116,208,830	42,535,705	35,519,765
Shares outstanding, end of year	1,984,032	2,052,161	77,394,123	89,694,722	44,366,812	42,535,705

Class P
Shares sold	63,406	405,751	8,115,705	7,512,541	1,896,208	1,204,060
Shares repurchased	(45,958,340)	(25,145,742)	(22,956,509)	(86,034,012)	(112,933,349)	(14,664,931)
Net increase (decrease)	(45,894,934)	(24,739,991)	(14,840,804)	(78,521,471)	(111,037,141)	(13,460,871)
Shares outstanding, beginning of year	70,642,419	95,382,410	186,005,502	264,526,973	183,054,774	196,515,645
Shares outstanding, end of year	24,747,485	70,642,419	171,164,698	186,005,502	72,017,633	183,054,774

	Emerging Markets Debt Portfolio		Comstock Portfolio		Dividend Growth Portfolio
Class I
Shares sold	631,329	764,800	1,920,738	5,021,465	1,639,545	3,000,689
Share repurchased	(768,753)	(571,139)	(2,091,804)	(3,685,345)	(1,949,674)	(1,647,052)
Net increase (decrease)	(137,424)	193,661	(171,066)	1,336,120	(310,129)	1,353,637
Shares outstanding, beginning of year	1,788,861	1,595,200	22,258,500	20,922,380	21,178,042	19,824,405
Shares outstanding, end of year	1,651,437	1,788,861	22,087,434	22,258,500	20,867,913	21,178,042

Class P
Shares sold	741,991	36,738,251	469,173	15,463,586	361,663	6,963,044
Shares repurchased	(35,230,122)	(8,061,462)	(25,047,279)	(41,535,206)	(22,965,092)	(5,814,373)
Net increase (decrease)	(34,488,131)	28,676,789	(24,578,106)	(26,071,620)	(22,603,429)	1,148,671
Shares outstanding, beginning of year	122,757,447	94,080,658	99,309,380	125,381,000	45,199,829	44,051,158
Shares outstanding, end of year	88,269,316	122,757,447	74,731,274	99,309,380	22,596,400	45,199,829

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
	Equity Index Portfolio		Focused Growth Portfolio		Growth Portfolio
Class I
Shares sold	6,622,096	4,144,568	2,234,000	1,064,878	1,701,186	636,918
Share repurchased	(3,752,763)	(2,724,155)	(1,156,854)	(1,960,644)	(3,247,458)	(3,704,840)
Net increase (decrease)	2,869,333	1,420,413	1,077,146	(895,766)	(1,546,272)	(3,067,922)
Shares outstanding, beginning of year	29,299,719	27,879,306	6,655,163	7,550,929	24,769,748	27,837,670
Shares outstanding, end of year	32,169,052	29,299,719	7,732,309	6,655,163	23,223,476	24,769,748

Class P
Shares sold	22,293	15,841,786	-	-	6,242,204	4,543,184
Shares repurchased	(5,049,008)	(1,169,439)	-	-	(6,887,963)	(2,242,290)
Net increase (decrease)	(5,026,715)	14,672,347	-	-	(645,759)	2,300,894
Shares outstanding, beginning of year	15,883,871	1,211,524	843	843	29,858,269	27,557,375
Shares outstanding, end of year	10,857,156	15,883,871	843	843	29,212,510	29,858,269

	Large-Cap Growth Portfolio		Large-Cap Value Portfolio		Long/Short Large-Cap Portfolio
Class I
Shares sold	5,755,382	4,005,221	1,591,512	2,007,504	959,830	2,616,797
Share repurchased	(3,202,561)	(5,178,683)	(2,745,357)	(3,886,514)	(1,901,204)	(909,698)
Net increase (decrease)	2,552,821	(1,173,462)	(1,153,845)	(1,879,010)	(941,374)	1,707,099
Shares outstanding, beginning of year	23,179,934	24,353,396	22,681,817	24,560,827	6,414,914	4,707,815
Shares outstanding, end of year	25,732,755	23,179,934	21,527,972	22,681,817	5,473,540	6,414,914

Class P
Shares sold	5,815,952	19,173,416	807,424	16,104,123	133,413	16,104,736
Shares repurchased	(28,148,494)	(26,353,947)	(22,692,791)	(35,458,002)	(18,659,225)	(29,819,064)
Net increase (decrease)	(22,332,542)	(7,180,531)	(21,885,367)	(19,353,879)	(18,525,812)	(13,714,328)
Shares outstanding, beginning of year	126,385,650	133,566,181	102,739,364	122,093,243	98,643,688	112,358,016
Shares outstanding, end of year	104,053,108	126,385,650	80,853,997	102,739,364	80,117,876	98,643,688

	Main Street Core Portfolio		Mid-Cap Equity Portfolio		Mid-Cap Growth Portfolio
Class I
Shares sold	489,210	969,432	1,866,530	1,385,354	2,970,938	3,162,247
Share repurchased	(2,426,142)	(4,696,495)	(2,740,629)	(4,775,677)	(3,317,285)	(3,335,022)
Net increase (decrease)	(1,936,932)	(3,727,063)	(874,099)	(3,390,323)	(346,347)	(172,775)
Shares outstanding, beginning of year	20,582,087	24,309,150	21,998,835	25,389,158	25,590,661	25,763,436
Shares outstanding, end of year	18,645,155	20,582,087	21,124,736	21,998,835	25,244,314	25,590,661

Class P
Shares sold	452,286	5,233,953	130,214	724,318	156,810	4,863,382
Shares repurchased	(6,838,414)	(6,117,861)	(12,569,678)	(9,350,786)	(22,858,651)	(8,993,618)
Net increase (decrease)	(6,386,128)	(883,908)	(12,439,464)	(8,626,468)	(22,701,841)	(4,130,236)
Shares outstanding, beginning of year	31,746,091	32,629,999	43,410,700	52,037,168	54,174,885	58,305,121
Shares outstanding, end of year	25,359,963	31,746,091	30,971,236	43,410,700	31,473,044	54,174,885

	Mid-Cap Value Portfolio		Small-Cap Equity Portfolio		Small-Cap Growth Portfolio
Class I
Shares sold	1,196,286	2,145,727	540,667	828,569	2,334,309	1,889,302
Share repurchased	(1,578,092)	(3,243,665)	(781,888)	(982,665)	(2,348,947)	(3,411,226)
Net increase (decrease)	(381,806)	(1,097,938)	(241,221)	(154,096)	(14,638)	(1,521,924)
Shares outstanding, beginning of year	6,723,982	7,821,920	3,915,978	4,070,074	10,738,287	12,260,211
Shares outstanding, end of year	6,342,176	6,723,982	3,674,757	3,915,978	10,723,649	10,738,287

Class P
Shares sold	712,340	3,334,535	5,742,956	64,770	1,820,069	10,516,468
Shares repurchased	(15,058,630)	(9,258,749)	(3,558,596)	(22,210,234)	(7,233,910)	(4,045,588)
Net increase (decrease)	(14,346,290)	(5,924,214)	2,184,360	(22,145,464)	(5,413,841)	6,470,880
Shares outstanding, beginning of year	60,864,621	66,788,835	25,596,371	47,741,835	33,956,579	27,485,699
Shares outstanding, end of year	46,518,331	60,864,621	27,780,731	25,596,371	28,542,738	33,956,579

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year/Period Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
	Small-Cap Index Portfolio		Small-Cap Value Portfolio		Value Advantage Portfolio
Class I
Shares sold	2,526,440	2,115,981	1,345,050	1,261,104	601,474	2,096,441
Share repurchased	(4,028,392)	(6,497,255)	(2,232,934)	(2,389,089)	(997,671)	(640,039)
Net increase (decrease)	(1,501,952)	(4,381,274)	(887,884)	(1,127,985)	(396,197)	1,456,402
Shares outstanding, beginning of year	24,951,975	29,333,249	13,035,381	14,163,366	1,774,639	318,237
Shares outstanding, end of year	23,450,023	24,951,975	12,147,497	13,035,381	1,378,442	1,774,639

Class P
Shares sold	15,796,502	62,232	69,966	14,139,599	21,836,250	941,349
Shares repurchased	(2,851,436)	(7,457,676)	(13,342,797)	(4,665,924)	(9,681,834)	(8,286,827)
Net increase (decrease)	12,945,066	(7,395,444)	(13,272,831)	9,473,675	12,154,416	(7,345,478)
Shares outstanding, beginning of year	10,048,934	17,444,378	27,472,608	17,998,933	64,383,641	71,729,119
Shares outstanding, end of year	22,994,000	10,048,934	14,199,777	27,472,608	76,538,057	64,383,641

	Emerging Markets Portfolio		International Large-Cap Portfolio		International Small-Cap Portfolio
Class I
Shares sold	3,068,297	3,819,919	7,424,562	8,022,886	4,003,901	2,058,984
Share repurchased	(4,588,891)	(6,152,431)	(8,109,407)	(9,440,173)	(2,165,675)	(1,920,758)
Net increase (decrease)	(1,520,594)	(2,332,512)	(684,845)	(1,417,287)	1,838,226	138,226
Shares outstanding, beginning of year	26,286,566	28,619,078	63,600,037	65,017,324	7,234,118	7,095,892
Shares outstanding, end of year	24,765,972	26,286,566	62,915,192	63,600,037	9,072,344	7,234,118

Class P
Shares sold	4,612,331	10,963,896	8,087,631	117,938,072	40,368,809	42,028
Shares repurchased	(8,075,474)	(8,135,187)	(33,731,681)	(12,759,658)	(17,524,201)	(16,954,472)
Net increase (decrease)	(3,463,143)	2,828,709	(25,644,050)	105,178,414	22,844,608	(16,912,444)
Shares outstanding, beginning of year	85,260,160	82,431,451	242,765,866	137,587,452	106,768,781	123,681,225
Shares outstanding, end of year	81,797,017	85,260,160	217,121,816	242,765,866	129,613,389	106,768,781

	International Value Portfolio		Health Sciences Portfolio		Real Estate Portfolio
Class I
Shares sold	2,240,708	1,804,690	2,521,751	2,268,622	2,048,132	3,648,254
Share repurchased	(2,746,658)	(3,169,607)	(1,668,001)	(1,957,393)	(4,831,477)	(3,302,942)
Net increase (decrease)	(505,950)	(1,364,917)	853,750	311,229	(2,783,345)	345,312
Shares outstanding, beginning of year	28,677,773	30,042,690	12,241,971	11,930,742	17,273,524	16,928,212
Shares outstanding, end of year	28,171,823	28,677,773	13,095,721	12,241,971	14,490,179	17,273,524

Class P
Shares sold	413,520	35,997,624	-	-	4,419,938	24,292
Shares repurchased	(25,036,574)	(15,006,898)	-	-	(5,793,613)	(24,303,362)
Net increase (decrease)	(24,623,054)	20,990,726	-	-	(1,373,675)	(24,279,070)
Shares outstanding, beginning of year	91,157,947	70,167,221	773	773	22,208,249	46,487,319
Shares outstanding, end of year	66,534,893	91,157,947	773	773	20,834,574	22,208,249

	Technology Portfolio		Absolute Return Portfolio (1)		Currency Strategies Portfolio
Class I
Shares sold	4,111,716	4,064,992	70,338		161,328	341,414
Share repurchased	(2,506,347)	(3,600,758)	(19,208)		(216,575)	(169,846)
Net increase (decrease)	1,605,369	464,234	51,130		(55,247)	171,568
Shares outstanding, beginning of year or period	16,586,189	16,121,955	-		426,414	254,846
Shares outstanding, end of year or period	18,191,558	16,586,189	51,130		371,167	426,414

Class P
Shares sold	-	-	132,455,344		375,083	29,030,343
Shares repurchased	-	-	(8,751,327)		(43,929,555)	(5,744,018)
Net increase (decrease)	-	-	123,704,017		(43,554,472)	23,286,325
Shares outstanding, beginning of year or period	1,837	1,837	-		162,236,270	138,949,945
Shares outstanding, end of year or period	1,837	1,837	123,704,017		118,681,798	162,236,270

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	Year/Period Ended December 31, 2015	Year Ended December 31, 2014	Year/Period Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
	Diversified Alternatives Portfolio (2)		Equity Long/Short Portfolio (1)		Global Absolute Return Portfolio
Class I
Shares sold	202,559		1,351,149		565,137	523,767
Share repurchased	(11)		(52,011)		(277,027)	(235,979)
Net increase (decrease)	202,548		1,299,138		288,110	287,788
Shares outstanding, beginning of year or period	-		-		1,021,709	733,921
Shares outstanding, end of year or period	202,548		1,299,138		1,309,819	1,021,709

Class P
Shares sold			138,161,592		2,353,767	298,425
Shares repurchased			(24,031,139)		(45,167,942)	(50,048,612)
Net increase (decrease)			114,130,453		(42,814,175)	(49,750,187)
Shares outstanding, beginning of year or period			-		146,051,009	195,801,196
Shares outstanding, end of year or period			114,130,453		103,236,834	146,051,009

	Pacific Dynamix - Conservative Growth Portfolio		Pacific Dynamix - Moderate Growth Portfolio		Pacific Dynamix - Growth Portfolio
Class I
Shares sold	4,797,020	7,100,049	16,422,796	23,322,667	5,364,103	6,335,579
Share repurchased	(3,135,789)	(1,158,286)	(1,143,281)	(740,767)	(1,655,665)	(1,517,620)
Net increase (decrease)	1,661,231	5,941,763	15,279,515	22,581,900	3,708,438	4,817,959
Shares outstanding, beginning of year	32,797,508	26,855,745	97,761,903	75,180,003	30,327,263	25,509,304
Shares outstanding, end of year	34,458,739	32,797,508	113,041,418	97,761,903	34,035,701	30,327,263

	Portfolio Optimization Conservative Portfolio		Portfolio Optimization Moderate-Conservative Portfolio		Portfolio Optimization Moderate Portfolio
Class I
Shares sold	8,511,536	9,705,066	5,025,122	7,166,400	2,772,013	4,347,307
Share repurchased	(35,326,652)	(55,104,487)	(45,542,580)	(48,780,298)	(161,243,454)	(151,268,978)
Net increase (decrease)	(26,815,116)	(45,399,421)	(40,517,458)	(41,613,898)	(158,471,441)	(146,921,671)
Shares outstanding, beginning of year	214,785,895	260,185,316	355,906,899	397,520,797	1,216,513,663	1,363,435,334
Shares outstanding, end of year	187,970,779	214,785,895	315,389,441	355,906,899	1,058,042,222	1,216,513,663

	Portfolio Optimization Growth Portfolio		Portfolio Optimization Aggressive-Growth Portfolio
Class I
Shares sold	2,227,305	4,461,526	1,614,283	1,411,963
Share repurchased	(122,110,388)	(143,202,972)	(25,621,639)	(31,917,538)
Net increase (decrease)	(119,883,083)	(138,741,446)	(24,007,356)	(30,505,575)
Shares outstanding, beginning of year	978,065,466	1,116,806,912	207,068,143	237,573,718
Shares outstanding, end of year	858,182,383	978,065,466	183,060,787	207,068,143

(1)	Operations commenced on April 27, 2015.
(2)	Operations commenced on October 30, 2015.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of

Pacific Select Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments (as to the Equity Index, Small-Cap Equity, and Small-Cap Index Portfolios, the summary schedules of investments), of the Core Income, Diversified Bond, Floating Rate Income, Floating Rate Loan, High Yield Bond, Inflation Managed, Inflation Strategy, Managed Bond, Short Duration Bond, Emerging Markets Debt, Comstock, Dividend Growth, Equity Index, Focused Growth, Growth, Large-Cap Growth, Large-Cap Value, Long/Short Large-Cap, Main Street® Core, Mid-Cap Equity, Mid-Cap Growth, Mid-Cap Value, Small-Cap Equity, Small-Cap Growth, Small-Cap Index, Small-Cap Value, Value Advantage, Emerging Markets, International Large-Cap, International Small-Cap, International Value, Health Sciences, Real Estate, Technology, Absolute Return, Currency Strategies, Diversified Alternatives, Equity Long/Short, Global Absolute Return, Pacific Dynamix-Conservative Growth, Pacific Dynamix-Moderate Growth, Pacific Dynamix-Growth, Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, and Portfolio Optimization Aggressive-Growth Portfolios (collectively the “Trust”) (forty-seven of fifty-six funds comprising Pacific Select Fund) as of December 31, 2015, the related statements of operations for the year then ended (as to the Core Income, Absolute Return, Diversified Alternatives, and Equity Long/Short Portfolios for the period from commencement of operations through December 31, 2015), the statements of changes in net assets for each of the two years in the period then ended (as to the Core Income, Absolute Return, Diversified Alternatives, and Equity Long/Short Portfolios, for the period from commencement of operations through December 31, 2015), the statements of cash flows for the year then ended for the Inflation Managed and Long/Short Large-Cap Portfolios, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2015, by correspondence with the custodian, agent banks, transfer agent, and brokers; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds as of December 31, 2015, and the results of their operations, the changes in their net assets, the cash flows for the Inflation Managed and Long/Short Large-Cap Portfolios, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Costa Mesa, California

February 25, 2016

E-1

PACIFIC SELECT FUND

DISCLOSURE OF FUND EXPENSES

(Unaudited)

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include advisory fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with those of other mutual funds. The example is based on an investment of $1,000.00 made at the beginning of the period and held for the entire six-month period from July 1, 2015 to December 31, 2015.

ACTUAL EXPENSES

The first line of the table below for each Fund provides information about actual account values and actual expenses based on each Fund’s actual performance and each Fund’s actual expenses, after any applicable advisory fee waivers and adviser expense reimbursements (see Notes 6 and 7B in Notes to Financial Statements). The “Ending Account Value at 12/31/15” column shown is derived from the Fund’s actual performance; the “Annualized Expense Ratio” column shows the Fund’s actual annualized expense ratio; and the “Expenses Paid During the Period 07/01/15-12/31/15” column shows the dollar amount that would have been paid by you. All the information illustrated in the following table is based on the past six-month period from July 1, 2015 to December 31, 2015.

You may use the information in the first line, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, for each Fund in your account, simply divide that Fund’s value by $1,000.00 (for example, an $8,600.00 Fund value divided by $1,000.00 = 8.6), then multiply this result by the number given for your Fund(s) in the first line under the heading entitled “Expenses Paid During the Period 07/01/15-12/31/15.”

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on a 5% per year hypothetical rate of return and the actual Fund’s expenses, after any applicable advisory fee waivers and adviser expense reimbursements (see Notes 6 and 7B in Notes to Financial Statements). It assumes that the Fund had an annual 5% rate of return before expenses, but that the expense ratio is unchanged. The hypothetical account values and expenses may not be used to estimate the actual ending account values or expenses you paid for the period.

You may use the hypothetical example information to compare the ongoing costs of investing in the Fund to other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio	Beginning Account Value at 07/01/15	Ending Account Value at 12/31/15	Annualized Expense Ratio	Expenses Paid During the Period 07/01/15- 12/31/15 (1)
Core Income
Actual
Class I	$1,000.00	$984.60	0.73%	$3.65
Class P	1,000.00	985.60	0.54%	2.70
Hypothetical
Class I	$1,000.00	$1,021.53	0.73%	$3.72
Class P	1,000.00	1,022.48	0.54%	2.75

Diversified Bond
Actual
Class I	$1,000.00	$1,006.80	0.64%	$3.24
Class P	1,000.00	1,007.80	0.44%	2.23
Hypothetical
Class I	$1,000.00	$1,021.98	0.64%	$3.26
Class P	1,000.00	1,022.99	0.44%	2.24

Floating Rate Income
Actual
Class I	$1,000.00	$987.40	0.91%	$4.56
Class P	1,000.00	988.40	0.71%	3.56
Hypothetical
Class I	$1,000.00	$1,020.62	0.91%	$4.63
Class P	1,000.00	1,021.63	0.71%	3.62

Portfolio	Beginning Account Value at 07/01/15	Ending Account Value at 12/31/15	Annualized Expense Ratio	Expenses Paid During the Period 07/01/15- 12/31/15 (1)
Floating Rate Loan
Actual
Class I	$1,000.00	$970.70	0.93%	$4.62
Class P	1,000.00	971.70	0.74%	3.68
Hypothetical
Class I	$1,000.00	$1,020.52	0.93%	$4.74
Class P	1,000.00	1,021.48	0.74%	3.77

High Yield Bond
Actual
Class I	$1,000.00	$923.90	0.63%	$3.06
Class P	1,000.00	924.80	0.43%	2.09
Hypothetical
Class I	$1,000.00	$1,022.03	0.63%	$3.21
Class P	1,000.00	1,023.04	0.43%	2.19

Inflation Managed
Actual
Class I	$1,000.00	$972.40	0.83%	$4.13
Class P	1,000.00	973.40	0.65%	3.23
Hypothetical
Class I	$1,000.00	$1,021.02	0.83%	$4.23
Class P	1,000.00	1,021.93	0.65%	3.31

PACIFIC SELECT FUND

DISCLOSURE OF FUND EXPENSES (Continued)

(Unaudited)

Portfolio	Beginning Account Value at 07/01/15	Ending Account Value at 12/31/15	Annualized Expense Ratio	Expenses Paid During the Period 07/01/15- 12/31/15 (1)
Inflation Strategy
Actual
Class I	$1,000.00	$973.40	0.64%	$3.18
Class P	1,000.00	974.40	0.44%	2.19
Hypothetical
Class I	$1,000.00	$1,021.98	0.64%	$3.26
Class P	1,000.00	1,022.99	0.44%	2.24

Managed Bond
Actual
Class I	$1,000.00	$1,001.80	0.64%	$3.23
Class P	1,000.00	1,002.90	0.44%	2.22
Hypothetical
Class I	$1,000.00	$1,021.98	0.64%	$3.26
Class P	1,000.00	1,022.99	0.44%	2.24

Short Duration Bond
Actual
Class I	$1,000.00	$996.40	0.62%	$3.12
Class P	1,000.00	997.40	0.43%	2.16
Hypothetical
Class I	$1,000.00	$1,022.08	0.62%	$3.16
Class P	1,000.00	1,023.04	0.43%	2.19

Emerging Markets Debt
Actual
Class I	$1,000.00	$936.80	1.04%	$5.08
Class P	1,000.00	937.70	0.84%	4.10
Hypothetical
Class I	$1,000.00	$1,019.96	1.04%	$5.30
Class P	1,000.00	1,020.97	0.84%	4.28

Comstock
Actual
Class I	$1,000.00	$931.90	0.91%	$4.43
Class P	1,000.00	932.90	0.72%	3.51
Hypothetical
Class I	$1,000.00	$1,020.62	0.91%	$4.63
Class P	1,000.00	1,021.58	0.72%	3.67

Dividend Growth
Actual
Class I	$1,000.00	$1,008.40	0.89%	$4.51
Class P	1,000.00	1,009.40	0.69%	3.49
Hypothetical
Class I	$1,000.00	$1,020.72	0.89%	$4.53
Class P	1,000.00	1,021.73	0.69%	3.52

Equity Index
Actual
Class I	$1,000.00	$1,000.20	0.28%	$1.41
Class P	1,000.00	1,001.20	0.08%	0.40
Hypothetical
Class I	$1,000.00	$1,023.79	0.28%	$1.43
Class P	1,000.00	1,024.80	0.08%	0.41

Focused Growth
Actual
Class I	$1,000.00	$1,028.40	0.97%	$4.96
Class P	1,000.00	1,029.50	0.75%	3.84
Hypothetical
Class I	$1,000.00	$1,020.32	0.97%	$4.94
Class P	1,000.00	1,021.42	0.75%	3.82

Portfolio	Beginning Account Value at 07/01/15	Ending Account Value at 12/31/15	Annualized Expense Ratio	Expenses Paid During the Period 07/01/15- 12/31/15 (1)
Growth
Actual
Class I	$1,000.00	$1,035.50	0.78%	$4.00
Class P	1,000.00	1,036.60	0.58%	2.98
Hypothetical
Class I	$1,000.00	$1,021.27	0.78%	$3.97
Class P	1,000.00	1,022.28	0.58%	2.96

Large-Cap Growth
Actual
Class I	$1,000.00	$1,001.90	0.89%	$4.49
Class P	1,000.00	1,002.90	0.69%	3.48
Hypothetical
Class I	$1,000.00	$1,020.72	0.89%	$4.53
Class P	1,000.00	1,021.73	0.69%	3.52

Large-Cap Value
Actual
Class I	$1,000.00	$966.70	0.82%	$4.06
Class P	1,000.00	967.60	0.62%	3.07
Hypothetical
Class I	$1,000.00	$1,021.07	0.82%	$4.18
Class P	1,000.00	1,022.08	0.62%	3.16

Long/Short Large-Cap
Actual
Class I	$1,000.00	$959.50	2.03%	$10.03
Class P	1,000.00	960.50	1.83%	9.04
Hypothetical
Class I	$1,000.00	$1,014.97	2.03%	$10.31
Class P	1,000.00	1,015.98	1.83%	9.30

Main Street Core
Actual
Class I	$1,000.00	$1,009.40	0.67%	$3.39
Class P	1,000.00	1,010.50	0.47%	2.38
Hypothetical
Class I	$1,000.00	$1,021.83	0.67%	$3.41
Class P	1,000.00	1,022.84	0.47%	2.40

Mid-Cap Equity
Actual
Class I	$1,000.00	$977.70	0.87%	$4.34
Class P	1,000.00	978.70	0.68%	3.39
Hypothetical
Class I	$1,000.00	$1,020.82	0.87%	$4.43
Class P	1,000.00	1,021.78	0.68%	3.47

Mid-Cap Growth
Actual
Class I	$1,000.00	$910.50	0.87%	$4.19
Class P	1,000.00	911.40	0.68%	3.28
Hypothetical
Class I	$1,000.00	$1,020.82	0.87%	$4.43
Class P	1,000.00	1,021.78	0.68%	3.47

Mid-Cap Value
Actual
Class I	$1,000.00	$992.30	0.92%	$4.62
Class P	1,000.00	993.30	0.72%	3.62
Hypothetical
Class I	$1,000.00	$1,020.57	0.92%	$4.69
Class P	1,000.00	1,021.58	0.72%	3.67

PACIFIC SELECT FUND

DISCLOSURE OF FUND EXPENSES (Continued)

(Unaudited)

Portfolio	Beginning Account Value at 07/01/15	Ending Account Value at 12/31/15	Annualized Expense Ratio	Expenses Paid During the Period 07/01/15- 12/31/15 (1)
Small-Cap Equity
Actual
Class I	$1,000.00	$913.50	0.89%	$4.29
Class P	1,000.00	914.50	0.69%	3.33
Hypothetical
Class I	$1,000.00	$1,020.72	0.89%	$4.53
Class P	1,000.00	1,021.73	0.69%	3.52

Small-Cap Growth
Actual
Class I	$1,000.00	$828.20	0.83%	$3.82
Class P	1,000.00	829.10	0.63%	2.90
Hypothetical
Class I	$1,000.00	$1,021.02	0.83%	$4.23
Class P	1,000.00	1,022.03	0.63%	3.21

Small-Cap Index
Actual
Class I	$1,000.00	$910.10	0.53%	$2.55
Class P	1,000.00	911.00	0.33%	1.59
Hypothetical
Class I	$1,000.00	$1,022.53	0.53%	$2.70
Class P	1,000.00	1,023.54	0.33%	1.68

Small-Cap Value
Actual
Class I	$1,000.00	$937.20	0.98%	$4.79
Class P	1,000.00	938.10	0.79%	3.86
Hypothetical
Class I	$1,000.00	$1,020.27	0.98%	$4.99
Class P	1,000.00	1,021.22	0.79%	4.02

Value Advantage
Actual
Class I	$1,000.00	$946.90	0.89%	$4.37
Class P	1,000.00	947.90	0.69%	3.39
Hypothetical
Class I	$1,000.00	$1,020.72	0.89%	$4.53
Class P	1,000.00	1,021.73	0.69%	3.52

Emerging Markets
Actual
Class I	$1,000.00	$866.10	1.07%	$5.03
Class P	1,000.00	867.00	0.87%	4.09
Hypothetical
Class I	$1,000.00	$1,019.81	1.07%	$5.45
Class P	1,000.00	1,020.82	0.87%	4.43

International Large-Cap
Actual
Class I	$1,000.00	$930.90	1.00%	$4.87
Class P	1,000.00	931.80	0.80%	3.90
Hypothetical
Class I	$1,000.00	$1,020.16	1.00%	$5.09
Class P	1,000.00	1,021.17	0.80%	4.08

International Small-Cap
Actual
Class I	$1,000.00	$952.00	1.06%	$5.22
Class P	1,000.00	953.00	0.86%	4.23
Hypothetical
Class I	$1,000.00	$1,019.86	1.06%	$5.40
Class P	1,000.00	1,020.87	0.86%	4.38

Portfolio	Beginning Account Value at 07/01/15	Ending Account Value at 12/31/15	Annualized Expense Ratio	Expenses Paid During the Period 07/01/15- 12/31/15 (1)
International Value
Actual
Class I	$1,000.00	$910.80	0.88%	$4.24
Class P	1,000.00	911.80	0.68%	3.28
Hypothetical
Class I	$1,000.00	$1,020.77	0.88%	$4.48
Class P	1,000.00	1,021.78	0.68%	3.47

Health Sciences
Actual
Class I	$1,000.00	$953.80	1.13%	$5.56
Class P	1,000.00	954.80	0.92%	4.53
Hypothetical
Class I	$1,000.00	$1,019.51	1.13%	$5.75
Class P	1,000.00	1,020.57	0.92%	4.69

Real Estate
Actual
Class I	$1,000.00	$1,080.60	1.05%	$5.51
Class P	1,000.00	1,081.70	0.85%	4.46
Hypothetical
Class I	$1,000.00	$1,019.91	1.05%	$5.35
Class P	1,000.00	1,020.92	0.85%	4.33

Technology
Actual
Class I	$1,000.00	$929.70	1.15%	$5.59
Class P	1,000.00	930.70	0.93%	4.53
Hypothetical
Class I	$1,000.00	$1,019.41	1.15%	$5.85
Class P	1,000.00	1,020.52	0.93%	4.74

Absolute Return
Actual
Class I	$1,000.00	$979.80	1.07%	$5.34
Class P	1,000.00	980.80	0.86%	4.29
Hypothetical
Class I	$1,000.00	$1,019.81	1.07%	$5.45
Class P	1,000.00	1,020.87	0.86%	4.38

Currency Strategies
Actual
Class I	$1,000.00	$1,061.40	0.89%	$4.62
Class P	1,000.00	1,062.50	0.69%	3.59
Hypothetical
Class I	$1,000.00	$1,020.72	0.89%	$4.53
Class P	1,000.00	1,021.73	0.69%	3.52

Diversified Alternatives (2), (3)
Actual
Class I	$1,000.00	$999.20	0.50%	$0.86
Hypothetical
Class I	$1,000.00	$1,022.68	0.50%	$2.55

Equity Long/Short
Actual
Class I	$1,000.00	$1,151.20	1.26%	$6.83
Class P	1,000.00	1,152.30	1.05%	5.70
Hypothetical
Class I	$1,000.00	$1,018.85	1.26%	$6.41
Class P	1,000.00	1,019.91	1.05%	5.35

PACIFIC SELECT FUND

DISCLOSURE OF FUND EXPENSES (Continued)

(Unaudited)

Portfolio	Beginning Account Value at 07/01/15	Ending Account Value at 12/31/15	Annualized Expense Ratio	Expenses Paid During the Period 07/01/15- 12/31/15 (1)
Global Absolute Return
Actual
Class I	$1,000.00	$996.70	1.10%	$5.54
Class P	1,000.00	997.70	0.90%	4.53
Hypothetical
Class I	$1,000.00	$1,019.66	1.10%	$5.60
Class P	1,000.00	1,020.67	0.90%	4.58

Pacific Dynamix-Conservative Growth (4)
Actual
Class I	$1,000.00	$980.00	0.37%	$1.85
Hypothetical
Class I	$1,000.00	$1,023.34	0.37%	$1.89

Pacific Dynamix-Moderate Growth (4)
Actual
Class I	$1,000.00	$967.30	0.37%	$1.83
Hypothetical
Class I	$1,000.00	$1,023.34	0.37%	$1.89

Pacific Dynamix-Growth (4)
Actual
Class I	$1,000.00	$955.70	0.37%	$1.82
Hypothetical
Class I	$1,000.00	$1,023.34	0.37%	$1.89

Portfolio Optimization Conservative (5)
Actual
Class I	$1,000.00	$987.70	0.31%	$1.55
Hypothetical
Class I	$1,000.00	$1,023.64	0.31%	$1.58

Portfolio	Beginning Account Value at 07/01/15	Ending Account Value at 12/31/15	Annualized Expense Ratio	Expenses Paid During the Period 07/01/15- 12/31/15 (1)
Portfolio Optimization Moderate-Conservative (5)
Actual
Class I	$1,000.00	$980.40	0.31%	$1.55
Hypothetical
Class I	$1,000.00	$1,023.64	0.31%	$1.58

Portfolio Optimization Moderate (5)
Actual
Class I	$1,000.00	$977.80	0.31%	$1.55
Hypothetical
Class I	$1,000.00	$1,023.64	0.31%	$1.58

Portfolio Optimization Growth (5)
Actual
Class I	$1,000.00	$974.90	0.31%	$1.54
Hypothetical
Class I	$1,000.00	$1,023.64	0.31%	$1.58

Portfolio Optimization Aggressive-Growth (5)
Actual
Class I	$1,000.00	$967.20	0.31%	$1.54
Hypothetical
Class I	$1,000.00	$1,023.64	0.31%	$1.58

(1)	Expenses paid during the six-month period are equal to the Fund’s annualized expense ratio (shown in the table above), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365 days.
(2)	The Diversified Alternatives Portfolio commenced operations on October 30, 2015. The actual fund return and expenses paid by the Fund was for the period from October 30, 2015 to December 31, 2015 instead of the six-month period. The hypothetical return and expenses paid during the period are based on the entire six-month period for comparison purposes.
(3)	The annualized expense ratio for the Diversified Alternatives Portfolio does not include expenses of the Underlying Funds (see Note 1 in Notes to Financial Statements) in which the Diversified Alternatives Portfolio invests.
(4)	The annualized expense ratios for all the Pacific Dynamix Portfolios do not include expenses of the Pacific Dynamix Underlying Portfolios (see Note 1 in Notes to Financial Statements) in which the Pacific Dynamix Portfolios invest.
(5)	The annualized expense ratios for the Portfolio Optimization Portfolios do not include expenses of the Underlying Funds (see Note 1 in Notes to Financial Statements) in which the Portfolio Optimization Portfolios invest.

PACIFIC SELECT FUND

TRUSTEES AND OFFICERS INFORMATION

(Unaudited)

The business and affairs of the Trust are managed under the direction of the Board of Trustees under the Trust’s Agreement and Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.” Certain trustees and officers are deemed to be “interested persons” of the Trust and thus are referred to as “Interested Persons”, because of their positions with Pacific Life Insurance Company (“Pacific Life”) and Pacific Life Fund Advisors LLC, a wholly-owned subsidiary of Pacific Life. The Trust’s Statement of Additional Information includes additional information about the trustees. For information on availability of the Trust’s Statement of Additional Information, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

The address of each trustee and officer is c/o Pacific Select Fund, 700 Newport Center Drive, Newport Beach, CA 92660.

Name and Age	Position(s) with the Trust and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Portfolios in Fund Complex Overseen**

INDEPENDENT TRUSTEES

Frederick L. Blackmon Year of birth 1952	Trustee since 1/01/05	Trustee (9/05 to present) of Pacific Funds Series Trust; Director (2005 to present) of Trustmark Mutual Holding Company; Former Executive Vice President and Chief Financial Officer (1995 to 2003) of Zurich Life; Former Executive Vice President and Chief Financial Officer (1989 to 1995) of Alexander Hamilton Life Insurance Company (subsidiary of Household International); Member of Board of Trustees (2010 to present) of Cranbrook Educational Community; Former Member of Board of Governors (1994 to 1999) of Cranbrook Schools; and Former Member of Board of Regents (1993 to 1996) Eastern Michigan University.	92

Gale K. Caruso Year of birth 1957	Trustee since 1/01/06	Trustee (1/06 to present) of Pacific Funds Series Trust; Independent Trustee (2/15 to present) of Matthews Asia Funds; Former Member of the Board of Directors (2005 to 2009) of LandAmerica Financial Group, Inc.; Former President and Chief Executive Officer (1999 to 2003) of Zurich Life; Former Chairman, President and Chief Executive Officer (1994 to 1999) of Scudder Canada Investor Services, Ltd. and Managing Director (1986 to 1999) of Scudder Kemper Investments; Former Member of the Advisory Council to the Trust (2006 to 2009) for Public Land in Maine; Former Member of the Board of Directors (2005 to 2012) of Make-A-Wish of Maine; and Former Member of the Board of Directors of the Illinois Life Insurance Council.	92

Lucie H. Moore Year of birth 1956	Trustee since 10/01/98	Trustee (6/01 to present) of Pacific Funds Series Trust; Former Partner (1984 to 1994) with Gibson, Dunn & Crutcher (Law); Member of the Board of Trustees (2014 to present) of Azusa Pacific University; Former Member of the Board of Trustees (2007 to 2011) of Sage Hill School; Former Member (2000 to 2009) of the Board of Trustees of The Pegasus School; Former Member of the Board of Directors (2005 to 2010) of HomeWord; and Former Member of the Advisory Board (1993 to 2004) of Court Appointed Special Advocates (CASA) of Orange County.	92

Nooruddin (Rudy) S. Veerjee Year of birth 1958	Trustee since 1/01/05	Trustee (9/05 to present) of Pacific Funds Series Trust; Former President (1997 to 2000) of Transamerica Insurance and Investment Group; Former President (1994 to 1997) of Transamerica Asset Management; Former Chairman and Chief Executive Officer (1995 to 2000) of Transamerica Premier Funds (Mutual Fund); and Former Director (1994 to 2000) of various Transamerica Life Companies.	92

G. Thomas Willis Year of birth 1942	Trustee since 11/17/03	Trustee (2/04 to present) of Pacific Funds Series Trust; Certified Public Accountant in California (1967 to present); Former Partner (Audit) (1976 to 2002) of PricewaterhouseCoopers LLP (Accounting and Auditing).	92

PACIFIC SELECT FUND

TRUSTEES AND OFFICERS INFORMATION (Continued)

(Unaudited)

Name and Age	Position(s) with the Trust and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Portfolios in Fund Complex Overseen**

INTERESTED PERSONS

James T. Morris Year of birth 1960	Chairman of the Board and Trustee since 1/11/07 (Chief Executive Officer 1/11/07 to 12/31/09)	Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (4/07 to 3/12) of Pacific Mutual Holding Company and Pacific LifeCorp; Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (4/07 to 3/12) of Pacific Life; Chief Executive Officer (5/07 to 10/15) and President (5/07 to 3/12) of Pacific Life Fund Advisors LLC; and Chairman of the Board and Trustee (1/07 to present) and Chief Executive Officer (1/07 to 12/09) of Pacific Funds Series Trust.	92

Mary Ann Brown Year of birth 1951	Chief Executive Officer since 1/01/10 (President 1/11/07 to 12/31/09)	Executive Vice President (4/10 to present) and Senior Vice President (5/06 to 3/10) of Pacific LifeCorp; Executive Vice President (4/10 to present) and Senior Vice President (3/05 to 3/10) of Pacific Life; Executive Vice President (4/10 to present) and Senior Vice President (5/07 to 3/10) of Pacific Life Fund Advisors LLC; and Chief Executive Officer (1/10 to present) and President (1/07 to 12/09) of Pacific Funds Series Trust.	92

Howard T. Hirakawa Year of birth 1962	Senior Vice President since 12/10/14 (Vice President 6/06 to 12/14)	Senior Vice President (4/14 to present) and Vice President (5/07 to 3/14) of Pacific Life Fund Advisors LLC; and Senior Vice President (12/14 to present) and Vice President (6/06 to 12/14) of Pacific Funds Series Trust.	92

Robin S. Yonis Year of birth 1954	Vice President and General Counsel since 4/04/05 and Assistant Secretary since 9/17/15	Vice President, Fund Advisor General Counsel and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and General Counsel (6/01 to present) and Assistant Secretary (9/15 to present) of Pacific Funds Series Trust.	92

Eddie D. Tung Year of birth 1957	Vice President and Treasurer since 9/17/15 (Assistant Vice President and Assistant Treasurer 11/05 to 9/15)	Vice President (4/15 to present) and Assistant Vice President (4/03 to 3/15) of Pacific Life; Vice President (4/15 to 10/15) and Assistant Vice President (5/07 to 3/15) of Pacific Life Fund Advisors LLC; and Vice President (11/05 to present), Treasurer (9/15 to present) and Assistant Treasurer (11/05 to 9/15) of Pacific Funds Series Trust.	92

Sharon E. Pacheco Year of birth 1957	Vice President and Chief Compliance Officer since 6/04/04	Vice President and Chief Compliance Officer (1/03 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President (2/00 to present) and Chief Compliance Officer (1/03 to present) of Pacific Life; Vice President and Chief Compliance Officer (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and Chief Compliance Officer (6/04 to present) of Pacific Funds Series Trust.	92

Jane M. Guon Year of birth 1964	Vice President and Secretary since 1/01/11	Vice President and Secretary (1/11 to present), Assistant Vice President (4/06 to 12/10) and Assistant Secretary (6/98 to 12/10) of Pacific Mutual Holding Company and Pacific LifeCorp; Director, Vice President, and Secretary (1/11 to present), Assistant Vice President (4/06 to 12/10) and Assistant Secretary (2/95 to 12/10) of Pacific Life; Vice President and Secretary (1/11 to present) and Assistant Vice President and Assistant Secretary (5/07 to 12/10) of Pacific Life Fund Advisors LLC; Vice President and Secretary (1/11 to present), Assistant Vice President (5/06 to 12/10) and Assistant Secretary (5/99 to 12/10) of Pacific Select Distributors, LLC; and Vice President and Secretary (1/11 to present) of Pacific Funds Series Trust.	92

Laurene E. MacElwee Year of birth 1966	Vice President since 12/13/11 and Assistant Secretary since 4/04/05 (Assistant Vice President 4/04/05 to 12/12/11)	Vice President (4/11 to present), Assistant Secretary (5/07 to present) and Assistant Vice President (5/07 to 3/11) of Pacific Life Fund Advisors LLC; and Vice President (4/05 to present) and Assistant Secretary (6/01 to present) of Pacific Funds Series Trust.	92

PACIFIC SELECT FUND

TRUSTEES AND OFFICERS INFORMATION (Continued)

(Unaudited)

Name and Age	Position(s) with the Trust and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Portfolios in Fund Complex Overseen**

INTERESTED PERSONS (Continued)

Carleton J. Muench Year of birth 1973	Vice President since 12/10/14 (Assistant Vice President 11/06 to 12/14)	Vice President (4/14 to present) and Assistant Vice President (5/07 to 3/14) of Pacific Life Fund Advisors LLC; and Vice President (11/06 to present) of Pacific Funds Series Trust.	92

Kevin W. Steiner Year of birth 1975	Assistant Vice President since 1/01/13	Assistant Vice President (4/12 to present), Mutual Funds Compliance Director (4/08 to 3/12) and Mutual Funds Compliance Manager (10/06 to 3/08) of Pacific Life Fund Advisors LLC; and Vice President (1/13 to present) of Pacific Funds Series Trust.	92

Audrey L. Cheng Year of birth 1975	Assistant Vice President since 12/11/13	Assistant Vice President (9/11 to present) of Pacific Life; Vice President and Attorney (6/08 to 8/11) of Pacific Investment Management Company LLC (“PIMCO”); and Vice President (12/13 to present) of Pacific Funds Series Trust.	92

*	A trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.

**	As of December 31, 2015, the “Fund Complex” consisted of Pacific Select Fund (56 funds) and Pacific Funds Series Trust (36 funds).

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS

(Unaudited)

I. Introduction and Background

The Board of Trustees (the “Trustees” or “Board”) of Pacific Select Fund (the “Trust”) oversees the management of each of the separate funds of the Trust (each a “Fund” and collectively, the “Funds”) and, as required by Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), initially approves and, after the initial period, determines annually whether to renew the investment advisory agreement (the “Advisory Agreement”) with Pacific Life Fund Advisors LLC (“PLFA”) and each sub-advisory agreement (the “Sub-Advisory Agreements,” together with the Advisory Agreement, the “Agreements”) with the various sub-advisers (the “Sub-Advisers”). PLFA serves as the investment adviser for all of the Funds and directly manages the Core Income, High Yield Bond and Floating Rate Income Portfolios (the “PAM Managed Funds”) under the name Pacific Asset Management (“PAM”); the Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth and Portfolio Optimization Aggressive-Growth Portfolios (the “Portfolio Optimization Funds”); the Pacific Dynamix — Conservative Growth, Pacific Dynamix — Moderate Growth and Pacific Dynamix — Growth Portfolios (the “Pacific Dynamix Funds”); and the Diversified Alternatives Portfolio (together with the Portfolio Optimization Funds and Pacific Dynamix Funds, the “Asset Allocation Funds” and together with the Asset Allocation Funds and PAM Managed Funds, the “Directly Managed Funds”). For all other Funds, PLFA has retained other firms to serve as Sub-Advisers under PLFA’s supervision. The Board, including all of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (“Independent Trustees”), last renewed the Agreements at an in-person meeting of the Trustees held on December 9, 2015.1

At this meeting and other meetings, the Board considered information (both written and oral) provided to assist it in its review of the Agreements and made assessments with respect to each Agreement. The Board requested, received and reviewed written materials from PLFA and each Sub-Adviser that were submitted in response to requests from the Independent Trustees and supporting materials relating to those questions and responses. In addition, the Board received in-person presentations about the Funds throughout the year, and the Independent Trustees were advised by independent legal counsel with respect to these and other relevant matters. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings, including reports on Fund performance, expenses, fee comparisons, investment advisory, compliance, and other services provided to the Funds by PLFA and the Sub-Advisers. The Board also reviewed financial and profitability information regarding PLFA and the Sub-Advisers and information regarding the organization and operations of each entity, such as their compliance monitoring, portfolio trading and brokerage practices and the personnel providing investment management and administrative services to each Fund. The Board considered the services provided to the Funds under the Agreements and the fees and expenses incurred by and charged to the Funds under the Agreements. The Board took into account that PLFA and its affiliates provide additional services to the Funds under other affiliated service agreements that are essential for the operation of the Funds and that although PLFA and its affiliates are separately compensated under those affiliated service agreements, these additional services are provided in connection with PLFA’s advisory relationship with the Funds. The Board reviewed data provided by PLFA that was gathered from various independent providers of investment company data to provide the Board with information concerning the Funds’ investment performance, management fees and expense information. Additionally, the Independent Trustees retained an independent consultant (“Independent Consultant”), with substantial industry experience in providing fund boards of directors with analysis to assist them in their annual 15(c) review process, to assist the Trustees with certain of their analyses and to provide other relevant information. In connection with the analysis, the Independent Consultant utilized and provided the Independent Trustees with information obtained from independent service providers as well as from other sources.

The Trustees’ determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. In reviewing the materials presented and in considering the information in the management presentations, the Trustees did not identify any single issue or particular information that, in isolation, would be a controlling factor in making a final decision regarding the proposed Agreements. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. The following summary describes the most important, but not all, of the factors considered by the Trustees in approving the Agreements, and in the case of the Independent Trustees, certain factors were considered in light of the legal advice furnished to them by independent legal counsel and information from the Independent Consultant that they had retained. This discussion is not intended to be all-inclusive.

II. Annual Consideration and Approval of Investment Advisory and Sub-Advisory Agreements

In evaluating the Advisory Agreement and each Sub-Advisory Agreement, the Board, including all the Independent Trustees, considered the following factors, among others:

A. Nature, Extent and Quality of Services

PLFA — The Trustees considered the depth and quality of PLFA’s investment management process, including its monitoring and oversight of the Sub-Advisers and PAM, and the benefits to shareholders of retaining PLFA and continuing the Advisory Agreement in light of the nature, extent, and quality of the services that have been provided by PLFA, including PAM. The Trustees considered the overall financial strength and stability of PLFA and its ability to provide a high level and quality of services to the Funds. They also considered PLFA’s responsiveness to questions or concerns raised by the Trustees, including PLFA’s willingness to consider and implement investment and operational changes designed to improve investment results and the services provided to the Funds and their shareholders.

The Trustees noted that PLFA’s officers and employees regularly consult with, and report to, the Board regarding the investment management services provided to the Funds. The Trustees considered the experience, capability and integrity of PLFA’s senior management and other personnel and the low turnover rates of its key personnel. The Trustees noted that the investment, legal, compliance and accounting

1 At the December 9th meeting, the Board did not consider the continuance of the Advisory Agreement relating to the Diversified Alternatives, Core Income, Absolute Return and Equity Long/Short Portfolios and the Sub-Advisory Agreements relating to the Mid-Cap Value, Absolute Return and Equity Long/Short Portfolios, as those agreements were not up for renewal at that time.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

professionals of PLFA and its affiliates have access to and utilize a variety of resources and systems relating to investment management, compliance, trading, performance and risk analysis, security valuation and fund accounting. The Trustees took into account the scope of services provided by PLFA under the Advisory Agreement. The Trustees considered that although PLFA is separately compensated at approximate cost for time spent on Fund matters by certain legal, compliance and accounting professionals of PLFA and its affiliates for services outside of the scope of the Advisory Agreement, these services are being provided as a result of PLFA’s advisory relationship with the Funds. The Trustees further considered PLFA’s continuing need and ability to attract and retain qualified personnel and to maintain and enhance its resources and systems to provide appropriate investment management, compliance and monitoring services for the Funds. The Trustees also considered the additional resources that PLFA has invested to enhance its management and oversight of the Funds, including the addition of experienced personnel with asset allocation and risk management expertise.

Directly Managed Funds — The Trustees considered the services provided by PLFA in rendering investment management services for those Funds for which the day-to-day investment management is provided by PLFA, including PAM (the “Directly Managed Funds”). The Trustees considered that PLFA, including PAM, is responsible for identifying investments for each Directly Managed Fund and determining when and what securities, cash and/or other investments to purchase, retain, or sell for each Directly Managed Fund. The Trustees also considered that PLFA, including PAM, is responsible for the valuation of portfolio securities, including, but not limited to, the review of custodian pricing files, research and analysis related to fair valued securities and due diligence oversight of pricing vendors. The Trustees additionally noted that PLFA is responsible for evaluating and voting proxies for portfolio holdings of the Directly Managed Funds. With respect to the Asset Allocation Funds, the Trustees also considered, among other things, PLFA’s experience, resources and expertise in analyzing the composition of the various Underlying Funds that serve as investment options for the Asset Allocation Funds and in developing an asset allocation appropriate to each Asset Allocation Fund’s investment objectives and risk profile. The Trustees considered, in this regard, the tools and resources used by PLFA in constructing an asset allocation, including the role and costs of consultants engaged by PLFA for assistance in the construction of asset allocation models. With respect to the PAM Managed Funds, the Trustees also considered the investment oversight and monitoring of PAM discussed below under “Sub-Advised Funds.”

The Trustees also considered that PLFA provides services to the Funds outside of the scope of the Advisory Agreement at approximate cost and that such services are essential for the administration and operation of the Funds, including administration of the Funds’ compliance program. In this regard, the Trustees considered PLFA’s policies, procedures and systems to ensure compliance with applicable laws and regulations with respect to the Directly Managed Funds, its attention to matters that may involve conflicts of interest between itself and a Fund, and that PLFA’s asset allocation models are presented to an internal conflicts review committee that considers and evaluates any potential conflicts of interest. The Trustees reviewed information provided throughout the year on PLFA’s compliance policies and procedures, its compliance history, and reports from the Trust’s Chief Compliance Officer (“CCO”) on compliance by PLFA with applicable laws and regulations. The Trustees also reviewed information on any responses by PLFA to regulatory and compliance developments throughout the year. The Trustees further noted the compliance monitoring conducted by PLFA and PAM on an ongoing basis and also noted the development of procedures and systems necessary to maintain compliance with applicable laws and regulations as well as the resources that PLFA dedicates to these programs. The Trustees considered that the CCO has in place a systematic process for periodically reviewing PLFA’s written compliance policies and procedures, including the assessment of PLFA’s compliance program as required under Rule 38a-1 of the 1940 Act and PLFA’s code of ethics. The Trustees also considered that PLFA continues to cooperate with the CCO in reviewing its compliance operations.

Sub-Advised Funds — The Trustees considered PLFA’s responsibilities in rendering services to the Sub-Advised Funds and the fact that PLFA monitors and evaluates the performance of the Sub-Advisers in comparison to each Fund’s investment objective as well as to appropriate benchmark indices and peer funds. The Trustees also considered that PLFA monitors the Sub-Advised Funds for adherence to the investment objectives and policies of each Fund. The Trustees noted that PLFA provides the Board with periodic and special reports related to such performance and investment monitoring and evaluation. The Trustees also considered PLFA’s process in continuously analyzing and, from time to time as necessary and appropriate, recommending for consideration by the Board, the termination of a Sub-Advisory Agreement with a Sub-Adviser and the replacement of a Sub-Adviser.

The Trustees considered the high quality of the products, information, analysis and services provided by PLFA to the Funds, including return analysis, attribution analysis, risk analysis, preparation of periodic performance and other reports, assessment of liquidity, analysis of derivatives, and coordination and oversight of other service providers to the Trust. The Trustees also noted that PLFA regularly informs the Trustees about matters relevant to the Trust and its shareholders, including relationships with financial intermediaries.

The Trustees considered the analyses conducted by PLFA of the Underlying Funds and a Sub-Adviser’s management of an Underlying Fund in the broader context of asset allocation strategies intended to target certain return and risk characteristics. The Trustees noted that PLFA has historically recommended new Underlying Funds that PLFA believed would contribute to the Asset Allocation Funds’ targeted return and risk objectives. The Trustees also took into account PLFA’s continuing analysis of the Underlying Funds and a Sub-Adviser’s investment performance for the impact on broader asset allocation strategies for the Asset Allocation Funds.

The Trustees considered the depth and quality of PLFA’s monitoring and oversight of the Sub-Advisers and PAM. The Board noted that PLFA monitors numerous investment, performance, and risk metrics for the Funds. The Trustees considered PLFA’s continued investment in, and development of, its research and analytical capabilities, including investments in personnel and enhanced analytical tools for assessing Fund performance and the performance of the Sub-Advisers, including analytical tools relating to return analysis, risk analysis, and Fund performance attribution and reporting on such matters to the Trustees. The Trustees noted that PLFA uses these tools to analyze a Fund’s performance and risk profile and identify Funds that are underperforming as well as those that are performing well, and to analyze the Funds’ performance records against various measures. The Board considered that PLFA also conducts various analyses to try to assess the sources of and reasons for performance. The Trustees noted that PLFA has developed, and continues to enhance, processes to oversee and monitor the

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

performance of Sub-Advisers, including the use of analytical methods to review Fund performance and execution of investment strategies. The Board noted that PLFA provides the Board with analyses of this data over rolling periods to assist the Board in identifying trends in Fund performance and other areas, and periodically provides the Trustees with information on economic and market trends to provide a context for assessing recent performance. The Trustees also noted that PLFA has developed effective methods for monitoring the Sub-Advisers’ investment style consistency, for analyzing the use of derivatives by Sub-Advisers and for tracking Fund liquidity. With respect to the PAM Managed Funds, the Board considered that PLFA provides oversight, diligence and reporting with regard to its PAM unit that is similar to the process it employs with regard to the Sub-Advisers. In making their assessments, the Trustees considered that PLFA has historically exercised diligence in monitoring the performance of the Sub-Advisers and PAM, and has recommended and taken measures to attempt to remedy relative underperformance by a Fund when PLFA and the Trustees believed it to be appropriate. The Trustees also considered the significant work performed by PLFA in conducting searches for new Sub-Advisers to replace existing Sub-Advisers where appropriate or to manage new Funds in the Trust.

The Board also noted that PLFA conducts periodic due diligence on Sub-Advisers involving onsite visits, in-person meetings and telephonic meetings to gather information that PLFA uses to gain an in-depth understanding of a Sub-Adviser’s investment process and to seek to identify issues that may be relevant to a Sub-Adviser’s services to a Fund or a Fund’s performance, including, but not limited to, a Sub-Adviser’s investment process, investment capabilities, resources and personnel, the financial strength of a Sub-Adviser, significant staffing changes that could affect a Fund, material changes in a Sub-Adviser’s assets under management, compliance and regulatory concerns, best execution review and portfolio security valuation support.

The Trustees considered the time and attention paid by PLFA to matters involving the valuation of Fund securities. The Trustees considered that PLFA has established a Valuation Oversight Committee that is responsible for, among other things, researching and evaluating information concerning securities that are not actively or publicly traded, valuing securities subject to a trading halt or for which a market quotation is not readily available, the valuation of equity securities traded in foreign markets, oversight of and due diligence on pricing vendors and the development of alternate valuation methodologies.

The Trustees considered PLFA’s oversight, review and analysis of trade execution reports and trends in trade execution for the Funds. The Trustees noted that PLFA works with a third-party transaction cost analysis consultant that provides statistical analysis on portfolio trading, and that PLFA presents information about the Funds’ portfolio trading costs to the Board annually and, where warranted, engages in a dialogue with personnel of a Sub-Adviser on trading costs and the quality of execution. The Board also noted that PLFA conducts regular review and analysis of each Sub-Adviser’s use of soft dollars and presents information about the Sub-Advisers’ use of soft dollars to the Board annually.

The Trustees also considered PLFA’s implementation of transition management programs when handling significant changes in the Funds, such as cash movements between the Funds arising from reallocations by funds of funds and the transition of Fund assets from one Sub-Adviser to another, including steps taken by PLFA to reduce transaction costs associated with a Fund transition. The Trustees considered that PLFA coordinates the onboarding process for new Sub-Advisers and oversees the establishment of necessary accounts and documentation for the Sub-Advisers to begin managing Fund assets.

In addition to the services described above, the Trustees also considered the compliance monitoring that PLFA and its affiliates conduct on the Sub-Advisers and the commitment of PLFA and its affiliates to those programs and PLFA’s efforts to keep the Trustees informed about the compliance programs of Sub-Advisers. In this regard, the Trustees reviewed information and reports from the Trust’s CCO on compliance by the Sub-Advisers with applicable laws and regulations. The Trustees considered that the CCO has in place a systematic process for periodically reviewing each Sub-Adviser’s written compliance policies and procedures, including the assessment of each Sub-Adviser’s compliance program as required under Rule 38a-1 of the 1940 Act and each Sub-Adviser’s code of ethics. The Trustees considered that PLFA is compensated at approximate cost for the administration of the Funds’ compliance program. The Trustees also considered that each Sub-Adviser continues to cooperate with the CCO in reviewing its compliance operations.

Sub-Advisers. The Trustees considered the benefits to shareholders of retaining each Sub-Adviser and continuing the Sub-Advisory Agreements, particularly in light of the nature, extent, and quality of the services that have been provided by the Sub-Advisers. The Trustees considered the services provided by each Sub-Adviser in rendering investment management services to a Sub-Advised Fund. The Trustees considered that each Sub-Adviser is responsible for identifying investments for a Sub-Advised Fund and determining when and what securities, cash and/or other investments to purchase, retain, or sell for a Sub-Advised Fund. The Trustees also considered that each Sub-Adviser is responsible for evaluating and voting proxies for portfolio holdings of a Sub-Advised Fund. The Trustees considered the quality of the portfolio management services which have benefited and should continue to benefit the Sub-Advised Funds and their shareholders, the organizational depth and resources of the Sub-Advisers, including the background and experience of each Sub-Adviser’s management personnel, and the expertise of each Sub-Adviser’s portfolio management team, as well as the investment methodology used by the Sub-Adviser. The Trustees also considered that the Sub-Advisers provide PLFA with information that assists PLFA in performing its oversight role.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PLFA and the Sub-Advisers.

B. Investment Results

The Trustees considered the investment results of each Fund in light of its objective, strategies and market conditions. The Trustees compared each Fund’s total returns with the total returns of each Fund’s primary benchmark index and the total returns of appropriate peer funds. The peer funds for each Fund were selected by an Independent Consultant using data from Morningstar (each a “Selected Performance Peer Group”), and the Trustees reviewed a description of the Independent Consultant’s methodology for selecting the peer funds in each Selected Performance Peer Group. The information provided to the Trustees included each Fund’s performance record for the one-, three-, five- and ten-year or since inception periods ended September 30, 2015, as available, compared to the applicable primary benchmark and Selected

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Performance Peer Group. With respect to those Funds that pursued an index strategy, the Trustees also reviewed the tracking error of the Fund against its target index.

The Trustees considered the performance of each Fund on a case-by-case basis and noted that some Funds had outperformed their Selected Performance Peer Group over certain periods and/or exceeded the return of their respective primary benchmark while others underperformed their Selected Performance Peer Group over certain periods and/or trailed the return of their respective primary benchmark. In considering each Fund’s investment results, the Board placed greater emphasis on each Fund’s long-term performance track record rather than shorter-term performance. The Board also took into account that each Fund’s track record is measured as of a specific date, and that track records can vary as of different measurement dates. Therefore, in reviewing Funds that are currently underperforming, the Trustees also considered the broader perspective of the Fund’s performance over varying time periods, the market conditions experienced during the periods under review, as well as the outlook for the Fund going forward in light of expected future market conditions. In the case of the Underlying Funds, the Board also considered the views of PLFA about the role of a particular Fund within a broader asset allocation strategy for the Asset Allocation Funds. The Board also considered the performance of the current Sub-Adviser to each Fund where there has been a change in Sub-Adviser. The Trustees discussed with PLFA the fact that certain periods of underperformance may be transitory while other periods of underperformance may be reflective of broader issues that may warrant consideration of corrective action. The Trustees discussed these Funds with representatives of PLFA, including an assessment of the approach used by the Sub-Advisers, and the approach used by PLFA and PAM with respect to the Directly Managed Funds, as well as the oversight and monitoring by PLFA as the investment adviser, to gain an understanding of underperformance and to assess whether any actions would be appropriate. In addition, the Board considered any specific actions that PLFA, PAM or a Sub-Adviser have taken, or agreed to take, to enhance the investment performance of a Fund, and the results of those actions. In reviewing the performance of each Fund, the Board took into account, among other things, each Fund’s performance track record. A summary of each Fund’s track record is provided below.

Comstock Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three- and ten-year periods and outperformed for the five-year period; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-year period and the third quintile for the three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board considered that PLFA had advised that the one-year underperformance is primarily attributable to an overweight allocation to the energy sector and that recent performance has improved.

Dividend Growth Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and five-year periods, performed in line with its median for the three-year period and underperformed for the ten-year period; (2) outperformed its primary benchmark for the one-year period and underperformed for the three-, five- and ten-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period, the third quintile for the three-year period, the second quintile for the five-year period and the fourth quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2010.

Equity Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

Focused Growth Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and ten-year periods and underperformed for the five-year period; (2) outperformed its primary benchmark for the one-, three- and ten-year periods and underperformed for the five-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, three- and ten-year periods and the third quintile for the five-year period.

Growth Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods and underperformed for the five- and ten-year periods; (2) outperformed its primary benchmark for the one-year period and underperformed for the three-, five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period, the third quintile for the three-year period, the fifth quintile for the five-year period and the fourth quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2013.

Large-Cap Growth Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and underperformed for the ten-year period; (2) outperformed its primary benchmark for the one-year period and underperformed for the three-, five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and five-year periods, the third quintile for the three-year period and the fifth quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2013.

Large-Cap Value Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-, five- and ten-year periods and underperformed for the three-year period; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and ten-year periods, the third quintile for the three-year period and the first quintile for the five-year period.

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Long/Short Large-Cap Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three- and five-year periods; (2) underperformed its primary benchmark for the one- and five-year periods and outperformed for the three-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period and the first quintile for the three- and five-year periods. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser co-managed the Fund with another firm from its inception in 2008 until 2011 and has been the sole Sub-Adviser since 2011.

Main Street Core Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-year period and underperformed for the three-, five- and ten-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period, the third quintile for the three-year period and the second quintile for the five- and ten-year periods.

Value Advantage Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period; (2) outperformed its primary benchmark for the one-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record.

Mid-Cap Equity Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period and underperformed for the three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period, the fourth quintile for the three- and ten-year periods and the fifth quintile for the five-year period. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2013.

Mid-Cap Growth Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and outperformed for the ten-year period; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period, the fifth quintile for the three- and five-year periods and the third quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2013 and is therefore not responsible for the Fund’s relative underperformance prior to that time. The Board also considered that PLFA had advised that the one-year underperformance is primarily attributable to the Sub-Adviser’s investment style and security selection, that the Sub-Adviser has a strong long-term track record in managing this investment strategy and that PLFA will continue to closely monitor the Fund to determine if future remedial actions are necessary or appropriate.

Mid-Cap Value Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) underperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one- and three-year periods and the fifth quintile for the five-year period. In evaluating the performance of the Fund, the Board considered that the prior Sub-Adviser had been replaced and the current Sub-Adviser has managed the Fund since April 2015, and, therefore, the Sub-Advisory Agreement was not up for renewal at this time.

Small-Cap Equity Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and outperformed for the ten-year period; (2) underperformed its primary benchmark for the one- and five-year periods and outperformed for the three- and ten-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one- and five-year periods, the fifth quintile for the three-year period and the first quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that the current Sub-Advisers have co-managed the Fund since 2010 and that one Sub-Adviser manages a sleeve of the Fund using an active management style, while the other Sub-Adviser manages a sleeve of the Fund using an index management (or passive) style. The Board considered that PLFA had advised that the one-year underperformance is primarily attributable to the investment style of the Sub-Adviser of the actively-managed sleeve, but that this Sub-Adviser has a strong long-term track record in managing its portion of the Fund. The Board considered that the three- and five-year underperformance is primarily attributable to the underperformance of the passively-managed sleeve. In considering the performance of the passively-managed sleeve, the Board considered PLFA’s explanation that while the Sub-Adviser of this sleeve has performed in-line with the sleeve’s benchmark index, passively-managed funds in general have underperformed actively-managed small-cap value funds during this time period. The Board also considered that PLFA had advised that it will continue to closely monitor the Fund to determine if any reallocation should take place between the co-Sub-Advisers of the Fund.

Small-Cap Value Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, five- and ten-year periods and underperformed for the three-year period; (2) outperformed its primary benchmark for the one-, three, five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-, three- and five-year periods and the first quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser co-managed the Fund with another firm from May 2014 to October 2015 and since October 2015 has been the sole Sub-Adviser, and that prior to May 2014 another firm managed the Fund.

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Small-Cap Growth Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period and the fifth quintile for the three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2014 and has a strong long-term track record in managing this strategy.

Small-Cap Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2006.

Emerging Markets Debt Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-and three-year periods; (2) underperformed its primary benchmark for the one- and three-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and three-year periods. In evaluating the performance of the Fund, the Board considered that PLFA had advised that the underperformance is primarily attributable to the Sub-Adviser’s investment style and that recent performance has improved.

Emerging Markets Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-year period and outperformed for the three-, five- and ten-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period and the first quintile for the three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board considered that PLFA had advised that one-year underperformance is primarily attributable to the Sub-Adviser’s security selection, but that long-term performance remains strong and that the Fund’s most recent short-term performance has shown signs of improvement.

International Large-Cap Portfolio

The Fund: (1) performed in line with its Selected Performance Peer Group median for the one-year period and outperformed for the three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period, the second quintile for the three- and five-year periods and the first quintile for the ten-year period.

International Small-Cap Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) outperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, three- and five-year periods.

International Value Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period and underperformed for the three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period, the fourth quintile for the three- and five-year periods and the fifth quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2011.

Currency Strategies Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods; (2) underperformed its primary benchmark for the one- and three-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and three-year periods. In evaluating the performance of the Fund, the Board considered that one of the Fund’s co-Sub-Advisers was the sole Sub-Adviser from the Fund’s inception until 2013, and that the other co-Sub-Adviser has managed the Fund since 2013.

Health Sciences Portfolio

The Fund: (1) performed in line with its Selected Performance Peer Group median for the one- and five-year periods, underperformed for the three-year period and outperformed for the ten-year period; (2) outperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and five-year periods, the fourth quintile for the three-year period and the second quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that the prior Sub-Adviser had resigned and the current Sub-Adviser has managed the Fund since 2014.

Real Estate Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and outperformed for the ten-year period; (2) underperformed its primary benchmark for the one-, three- and five-year periods and outperformed for the ten-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-, three- and five-year periods and the third quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that PLFA had advised that the underperformance is primarily attributable to the Sub-Adviser’s investment style, which tends to be more conservative and more focused on relative value than peers. The Board also considered that the Fund’s peer universe is small, that the level of relative underperformance was small and that recent performance has improved.

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Technology Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-, three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2014 and is therefore not responsible for the Fund’s relative underperformance prior to that time, and that PLFA had advised that the one-year underperformance is primarily attributable to the Sub-Adviser’s investment style and security selection and that PLFA will continue to closely monitor the Fund to determine if future remedial actions are necessary or appropriate.

Global Absolute Return Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period and underperformed for the three-year period; (2) underperformed its primary benchmark for the one- and three-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period and the fourth quintile for the three-year period. In evaluating the performance of the Fund, the Board considered that the Selected Performance Peer Group was of limited usefulness due to the diversity of investment approaches of funds in the peer group.

Floating Rate Income Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period; (2) underperformed its primary benchmark for the one-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record.

Diversified Bond Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) underperformed its primary benchmark for the one-year period and outperformed for the three- and five-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period and the first quintile for the three- and five-year periods. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2009.

Floating Rate Loan Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) underperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and five-year periods and the fourth quintile for the three-year period. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2010, that PLFA had advised that the underperformance is primarily attributable to the Sub-Adviser’s investment style, which tends to favor higher quality loans, and that the Sub-Adviser has performed as expected in more volatile markets and managed the strategy successfully during the 2008 liquidity crisis.

High Yield Bond Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one- and five-year periods and the third quintile for the three- and ten-year periods. In evaluating the performance of the Fund, the Board considered that PLFA had advised that underperformance is primarily attributable to security selection in 2014 and that the Fund had outperformed a majority of its peers in four out of the last seven calendar years.

Inflation Managed Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and three-year periods and outperformed for the five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three- and five-year periods and outperformed for the ten-year period; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-year period, the fourth quintile for the three-year period, the second quintile for the five-year period and the first quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that PLFA had advised that recent underperformance is primarily attributable to portfolio positioning but that longer-term performance remains competitive.

Inflation Strategy Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-and three-year periods; (2) underperformed its primary benchmark for the one- and three-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period and the fifth quintile for the three-year period. In evaluating the performance of the Fund, the Board considered that certain changes were made to the Fund’s investment focus and style in May 2015 and that more recent performance has improved.

Managed Bond Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and outperformed for the ten-year period; (2) underperformed its primary benchmark for the one-, three- and five-year periods and outperformed for the ten-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one- and three-year periods, the third quintile for the five-year period and the first quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that PLFA had advised that underperformance is primarily attributable to the Sub-Adviser’s interest rate and sector positioning in 2011, 2013 and 2014, that recent performance has improved, and that PLFA will continue to closely monitor the Fund.

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Short Duration Bond Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group for the one-, five- and ten-year periods and outperformed for the three-year period; (2) underperformed its primary benchmark for the one-, three- and ten-year periods and outperformed for the five-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-, three- and five-year periods and the fifth quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2011.

PD 1-3 Year Corporate Bond Portfolio

The Fund underperformed its primary benchmark for the one-year period. In evaluating the performance of the Fund, the Board considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record.

PD Aggregate Bond Index Portfolio

The Fund had a higher tracking error than the median tracking error of its Selected Performance Peer Group.

PD Emerging Markets Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three- and five-year periods; (2) outperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period and the second quintile for the three- and five-year periods.

PD High Yield Bond Market Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) underperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one- and three-year periods and the third quintile for the five-year period. In evaluating the performance of the Fund, the Board considered that the Fund seeks to track the performance of the high yield bond market before taking into account portfolio costs and that PLFA had advised that the Fund is tracking its index without any issues.

PD International Large-Cap Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) outperformed its primary benchmark for the one-year period and underperformed for the three- and five-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-year period, the third quintile for the three-year period and the fourth quintile for the five-year period. In evaluating the performance of the Fund, the Board considered that PLFA had advised that recent underperformance is primarily attributable to the Sub-Adviser’s value tilt and that it believes the Fund will generate competitive performance over a full market cycle.

PD Large-Cap Growth Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

PD Large-Cap Value Index Portfolio

The Fund had a higher tracking error than the median tracking error of its Selected Performance Peer Group.

PD Small-Cap Growth Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

PD Small-Cap Value Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

Pacific Dynamix — Conservative Growth Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period, performed in line with its median for the three-year period and outperformed for the five-year period; (2) underperformed its custom benchmark for the one-, three- and five-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-, three- and five-year periods.

Pacific Dynamix — Moderate Growth Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) underperformed its custom benchmark for the one-, three- and five-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one- and five-year periods and the fifth quintile for the three-year period. In evaluating the performance of the Fund, the Board considered that PLFA had advised that underperformance is primarily attributable to an overweight to emerging markets and a value bias, and that it will continue to closely monitor the Fund.

Pacific Dynamix — Growth Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) underperformed its custom benchmark for the one-, three- and five-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-, three- and five-year periods. In evaluating the performance of the Fund, the Board considered that PLFA had advised that underperformance is primarily attributable to an overweight to emerging markets and a value bias, and that it believes the Fund will generate competitive performance over a full market cycle.

Portfolio Optimization Conservative Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and three-year periods; (2) underperformed its custom benchmark for the one- and three-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period and the fifth quintile for the three-year period. In evaluating the performance of the Fund, the Board considered that PLFA had

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advised that underperformance is primarily attributable to an underweight to equities and an allocation to alternative asset classes, that the Fund was more conservatively managed than many of its peers and that recent performance has improved.

Portfolio Optimization Moderate-Conservative Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and three-year periods; (2) underperformed its custom benchmark for the one- and three-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one- and three-year periods. In evaluating the performance of the Fund, the Board considered that PLFA had advised that underperformance is primarily attributable to an allocation to alternative asset classes and emerging market equities, that the Fund was more diversified than many of its peers and that recent performance has improved.

Portfolio Optimization Moderate Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and three-year periods; (2) underperformed its custom benchmark for the one- and three-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period and the fifth quintile for the three-year period. In evaluating the performance of the Fund, the Board considered that PLFA had advised that underperformance is primarily attributable to an underweight to equities, particularly domestic growth stocks, and an allocation to alternative and emerging market asset classes, that the Fund was more conservatively managed than many of its peers and that recent performance has improved.

Portfolio Optimization Growth Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period and underperformed for the three-year period; (2) underperformed its custom benchmark for the one- and three-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period and the fifth quintile for the three-year period. In evaluating the performance of the Fund, the Board considered that PLFA had advised that underperformance is primarily attributable to an underweight to domestic equities and an allocation to alternative asset classes, that the Fund was more conservatively managed than many of its peers and that recent performance has improved.

Portfolio Optimization Aggressive-Growth Portfolio

The Fund: (1) performed in line with its Selected Performance Peer Group median for the one-year period and underperformed for the three-year period; (2) underperformed its custom benchmark for the one- and three-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period and the fourth quintile for the three-year period.

The Trustees reviewed the monitoring of each Sub-Advisers’ investment results by PLFA, including PLFA’s historical practice of recommending to the Trustees the use of a new sub-adviser if performance lagged and the prospects for improvement within a reasonable timeframe were not promising, and reviewed the monitoring of the PAM unit’s investment results by PLFA. Generally, the Trustees noted that there continues to be a record of well-managed Funds that work well in the Asset Allocation Funds and that the Asset Allocation Funds provide a range of professionally managed asset allocation investment options. The Trustees considered the steps PLFA has taken to seek to improve performance of the Asset Allocation Funds, including ongoing assessment of asset allocation determinations, diversifying asset class investment options by adding additional underlying Funds, and adding or changing Sub-Advisers to the underlying Funds. The Trustees also noted that the Funds continue to deliver the investment style as disclosed to shareholders. The Trustees also noted the use by investors of the Asset Allocation Funds and the benefits the Asset Allocation Funds provide for shareholders generally.

The Board concluded that PLFA continues to have a long record of effectively managing a multi-manager fund group and asset allocation funds designed to give shareholders a reasonable array of choices through which to implement their investment programs. The Board further concluded that PLFA was implementing each Fund’s investment objective either directly or through the selection of Sub-Advisers and that PLFA’s record in managing each Fund indicates that its continued management, as well as the continuation of the respective Sub-Advisory Agreements, will benefit each Fund and its shareholders.

C. Advisory Fees and Total Expense Ratios

The Trustees requested, received and reviewed information from PLFA relating to the advisory fees paid by the Funds and the sub-advisory fees paid by PLFA, including the portion of the advisory fees paid to each Sub-Adviser as compared to the portion retained by PLFA. The Trustees considered the nature and quality of the services provided by PLFA and also considered the nature and quality of services provided by each Sub-Adviser. The Independent Trustees also requested and reviewed information from the Independent Consultant along with the Independent Consultant’s analysis of advisory fees, sub-advisory fees and certain Fund expenses, excluding any applicable service or distribution fees that were selected by the Independent Consultant for purposes of the peer group expense comparisons (“Operating Expenses”). The Trustees reviewed the advisory fees, sub-advisory fees and Operating Expenses of each Fund and compared such amounts with the fees and expense levels of applicable peer funds identified by the Independent Consultant (each a “Selected Expense Peer Group”). The Trustees reviewed a description of the Independent Consultant’s methodology for constructing the Selected Expense Peer Groups, noting that each Selected Expense Peer Group includes a group of similarly-sized funds with comparable strategies from a universe of funds that (i) included both sub-advised and directly managed funds; (ii) excluded funds that are managed with non-standard business models and expense structures; and (iii) excluded index funds (except in the case of the Trust’s index Funds). With respect to the Portfolio Optimization Portfolios, the Trustees also compared the net expense ratio with the average net expense ratio of funds in the Morningstar Category that PLFA determined to be similar to the relevant Portfolio Optimization Portfolio (“Comparable Peer Fund Average”). A summary of some of the comparative fee and expense information considered by the Trustees for each Fund is provided below.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Comstock Portfolio

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.015% of its advisory fee.

Dividend Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Equity Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Focused Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Large-Cap Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.045% of its advisory fee.

Large-Cap Value Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Long/Short Large-Cap Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.05% of its advisory fee. The Trustees considered that the Selected Expense Peer Group included non-insurance dedicated funds and that the Fund’s Operating Expenses exclude investment-related expenses.

Main Street Core Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Value Advantage Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Mid-Cap Equity Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Mid-Cap Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.05% of its advisory fee.

Mid-Cap Value Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Small-Cap Equity Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.10% of its advisory fee.

Small-Cap Value Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Small-Cap Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Small-Cap Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Emerging Markets Debt Portfolio

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees considered that the Selected Expense Peer Group included non-insurance dedicated funds.

Emerging Markets Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

International Large-Cap Portfolio

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

International Small-Cap Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.02% of its advisory fee.

International Value Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Currency Strategies Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees considered that the Selected Expense Peer Group included non-insurance dedicated funds.

Health Sciences Portfolio

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Real Estate Portfolio

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group.

Technology Portfolio

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Global Absolute Return Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group. The Trustees considered that the Selected Expense Peer Group included non-insurance dedicated funds.

Floating Rate Income Portfolio

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees considered that the Selected Expense Peer Group included non-insurance dedicated funds.

Diversified Bond Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Floating Rate Loan Portfolio

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fifth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.10% of its advisory fee. The Trustees also considered that the Selected Expense Peer Group included non-insurance dedicated funds.

High Yield Bond Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Inflation Managed Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Inflation Strategy Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Managed Bond Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Short Duration Bond Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD 1-3 Year Corporate Bond Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Aggregate Bond Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Emerging Markets Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD High Yield Bond Market Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD International Large-Cap Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Large-Cap Growth Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Large-Cap Value Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Small-Cap Growth Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Small-Cap Value Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Pacific Dynamix — Conservative Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Pacific Dynamix — Moderate Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Pacific Dynamix — Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Portfolio Optimization Conservative Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (c) the net expense ratio was lower than the Comparable Peer Fund Average.

Portfolio Optimization Moderate-Conservative Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (c) the net expense ratio was lower than the Comparable Peer Fund Average.

Portfolio Optimization Moderate Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (c) the net expense ratio was lower than the Comparable Peer Fund Average.

Portfolio Optimization Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (c) the net expense ratio was in line with the Comparable Peer Fund Average.

Portfolio Optimization Aggressive-Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (c) the net expense ratio was in-line with the Comparable Peer Fund Average.

During their review, the Trustees noted that all of the Funds were subject to contractual expense limitations on certain operating expenses agreed to by PLFA.

The Trustees also considered information from the Sub-Advisers regarding the comparative sub-advisory fees charged under other investment advisory contracts for similarly managed accounts, such as contracts of each Sub-Adviser with other similarly managed registered investment companies or other types of clients. The Trustees noted that in many cases there were differences in the level of services provided to the Funds by the Sub-Advisers and that the level of services provided by these Sub-Advisers on these other accounts differed due to the nature of the accounts or because there were other reasons to support the difference in fees, such as an affiliation between the Sub-Adviser and the account. These differences often explained variations in fee schedules. The Trustees were mindful that, with regard to the Sub-Advised Funds, the fee rates were the result of arms’-length negotiations between PLFA and the Sub-Advisers, and that any sub-advisory fees are paid by PLFA and are not paid directly by a Fund.

The Board concluded that the advisory fees, sub-advisory fees and total expenses of each Fund were fair and reasonable.

D. Costs, Level of Profits and Economies of Scale

The Trustees reviewed information provided by PLFA regarding PLFA’s costs of sponsoring and operating the Funds and information regarding the profitability of PLFA from each Fund. For the Sub-Advised Funds, the Trustees also reviewed information provided by the Sub-Advisers regarding their costs in managing the Sub-Advised Funds and their profitability from the Funds.

PLFA and the Sub-Advisers’ Costs and Profitability. The Trustees noted that, based on the data available, PLFA appears to be providing and operating products that are competitively priced with other funds, especially other multi-manager and asset allocation funds and funds that

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

support variable annuity and variable life insurance products. The Trustees noted PLFA’s willingness to build its investment capabilities and to sponsor new funds that PLFA believed would improve the menu of offerings for contract owners or that would benefit the Asset Allocation Funds, despite the potential subsidies required by PLFA during a new fund’s start-up phase. Based on information received, the Trustees further noted that Pacific Life’s overall profitability on variable annuity insurance products, which are supported by the Trust, appeared reasonable at the current time. The Trustees also noted that the analysis of the Trust’s profitability to PLFA supported a conclusion that PLFA’s costs and profitability are reasonable, whether considered inclusive or exclusive of distribution costs.

The Trustees also reviewed information provided regarding the structure and manner in which PLFA’s investment professionals were compensated and their respective views of the relationship of such compensation to the attraction and retention of quality personnel. The Trustees considered PLFA’s willingness to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements. The Trustees also considered the organizational strengths of the Sub-Advisers and their ability to attract and retain investment personnel over time and to sustain the staffing of investment teams that provide services to the Sub-Advised Funds.

With respect to the Sub-Advisers, the Trustees noted that it was difficult in many cases to accurately determine or evaluate the Sub-Advisers’ costs and the profitability of the Sub-Advisory Agreements to the Sub-Advisers because of, among other things, the differences in the types and content of information provided by the Sub-Advisers, the fact that many Sub-Advisers manage substantial assets other than the Funds and, further, that any such assessment would involve assumptions regarding the Sub-Advisers’ expense allocation policies, capital structure, cost of capital, business mix and other factors.

Accordingly, in the case of the Sub-Advisers, the Trustees considered the data described above in light of the arms’-length nature of the relationship (for the Sub-Advised Funds) between PLFA and such Sub-Advisers with respect to the negotiation of fund sub-advisory fees and the fact that such fees are paid by PLFA.

Economies of Scale. The Trustees noted and considered the extent to which economies of scale are realized by PLFA and the Sub-Advisers as each Fund grows, and whether advisory fee levels reflect economies of scale if the Funds grow in size. The Trustees noted PLFA’s commitment to competitive total expenses of the Funds through expense limitation agreements. The Trustees also noted PLFA’s and its affiliates’ consistent reinvestment in the business in the form of adding to investment capabilities and resources, improvements in technology, product innovations and customer service. The Trustees considered information relating to economies of scale provided by PLFA, and PLFA’s willingness to discuss and evaluate the topic of economies of scale with the Trustees. The Independent Trustees requested and reviewed an analysis provided by the Independent Consultant of the asset-based breakpoint schedule for each Fund, as applicable. The Independent Trustees noted that the breakpoints offer potential savings to shareholders of many of the Funds.

The Trustees considered that the advisory fee schedules contained one or more breakpoints reducing the rate of the advisory fee as Fund assets grow for all Funds except the Asset Allocation Funds. The Independent Trustees agreed that the breakpoints appear to be providing for shared economies of scale and/or potential future economies of scale as the asset levels of a Fund increase. The Independent Trustees noted that the Asset Allocation Funds are funds-of-funds that invest in other Funds that have advisory fee schedules containing one or more breakpoints that reduce the total advisory fees paid by shareholders of the Asset Allocation Funds as assets grow. With respect to the Portfolio Optimization Portfolios, the Trustees noted that the advisory fee was set at an amount that takes into account the size of the Funds. The Independent Trustees considered that PLFA seeks to price Funds to scale from inception by considering the size of the initial investment in a Fund rather than implementing breakpoints at lower asset levels. The Trustees also considered PLFA’s willingness to reduce its own fees through certain advisory fee waivers and expense limitation agreements, whereby PLFA will reimburse the Funds for certain expenses that exceed stated expense caps.

The Trustees noted that PLFA and its affiliates had consistently reinvested in the business in the form of improvements in technology, product innovations, personnel and resources. In particular, the Trustees noted that PLFA had created new positions responsible for asset allocation and risk management during the prior year and had hired experienced personnel to fill these positions. The Trustees further noted that Pacific Life had also consistently reinvested in the business with respect to the variable products to which the Trust serves as the underlying investment vehicle.

The Trustees additionally noted that economies of scale were difficult to measure with precision, particularly on a Fund by Fund basis. This analysis is complicated by the additional services and content provided by PLFA and its affiliates through reinvestment in the business, as discussed above. The Trustees considered that the Funds are well managed, and provide shareholders with sophisticated asset allocation investment options at reasonable fee levels. The Board noted that PLFA had taken steps to ensure that shareholders benefit by negotiating favorable terms with service providers, and to provide certain support services, including, but not limited to, legal, compliance and accounting services, to the Funds on an approximate cost basis as opposed to an asset-based charge.

The Board determined that PLFA and its affiliates are sharing economies of scale given its commitment to competitive total expenses of the Funds, the use of breakpoints in certain of the Funds, and the consistent reinvestment in the business in the form of improvements in technology and other resources and investments in personnel. The Board further considered that it will continue to review whether there are additional economies of scale that will be realized as the Funds grow that can be shared with shareholders. The Board concluded that the Funds’ cost structures were reasonable and that overall profitability appeared reasonable at the current time. The Board further concluded that PLFA was sharing economies of scale with each Fund and its shareholders to their benefit.

E. Ancillary Benefits

The Trustees requested and received from PLFA and the Sub-Advisers information concerning other benefits received by PLFA, Pacific Life, the Sub-Advisers, and their affiliates as a result of their respective relationship with the Funds, including various service arrangements with PLFA affiliates and reimbursement at an approximate cost basis for support services in the case of PLFA, as well as commissions paid to broker-dealers affiliated with certain Sub-Advisers and the use of soft-dollars by certain of the Sub-Advisers. The Trustees also considered

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

ancillary benefits received by Pacific Life and its affiliates from the Funds. The Trustees considered information concerning other significant economic relations between the Sub-Advisers and their affiliates and with PLFA and its affiliates and noted PLFA’s processes and procedures to identify and disclose such relationships to the Board. The Trustees also considered PLFA’s and each Sub-Adviser’s strong practices and procedures with regard to managing conflicts of interest and ensuring that such conflicts do not prevent PLFA or the Sub-Advisers from acting in the best interests of the Funds and their shareholders.

The Board concluded that such benefits were consistent with those generally derived by investment advisers to mutual funds or were otherwise not unusual.

F. Conclusion

Based on their review, including their consideration of each of the factors referred to above, and assisted by the advice of the Independent Consultant and independent counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the Advisory Agreement and each applicable Sub-Advisory Agreement are fair and reasonable with respect to each Fund and its shareholders, and that the renewal of the Advisory Agreement and each applicable Sub-Advisory Agreement would be in the best interests of the Funds and their shareholders. The Board did not indicate that any single factor was determinative of its decision to approve the Advisory Agreement and each applicable Sub-Advisory Agreement, but indicated that the Board based its determination on the total mix of information available to it.

III. Other Investment Advisory Agreement Approvals

In addition to considering the renewal of the Advisory Agreement and existing Sub-Advisory Agreements during the period, the Board considered and approved the Advisory Agreement with respect to a new Fund as discussed below.

Diversified Alternatives Portfolio

At an in-person meeting on September 17, 2015, the Board, including all the Independent Trustees, approved the establishment and designation of a newly-organized Fund of the Trust, the Diversified Alternatives Portfolio, effective on or about October 30, 2015. In connection with this approval, the Board also approved, effective on or about October 30, 2015, the Advisory Agreement with PLFA with respect to the new Fund (the “Diversified Alternatives Advisory Agreement”).

In evaluating the Diversified Alternatives Advisory Agreement, the Board, including all the Independent Trustees, considered the following factors, among others:

A. Nature, Extent and Quality of Services to be Provided

The Trustees considered the depth and quality of PLFA’s investment management process, including its experience managing asset allocation funds-of-funds; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Trustees considered the high quality of the products and services provided by PLFA and its affiliates, such as the many educational services and tools offered to assist intermediaries in effectively understanding and meeting shareholder needs. The Trustees also noted that PLFA regularly informs them about matters relevant to the Trust, its shareholders and investing.

The Trustees also considered that PLFA’s investment, legal, compliance and accounting professionals have access to and utilize a variety of resources and systems relating to investment management, compliance, trading, performance analysis, security valuation and portfolio accounting. The Trustees further considered PLFA’s continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems.

The Trustees considered the benefits to shareholders of retaining PLFA to serve as the investment adviser to the Fund in light of the nature, extent, and quality of services expected to be provided. The Trustees noted that PLFA serves as adviser to each Fund of the Trust and directly manages the Portfolio Optimization Portfolios and Pacific Dynamix Portfolios, each a series of the Trust, and the Pacific Funds Portfolio Optimization Funds and Pacific Funds Diversified Alternatives, each a series of Pacific Funds Series Trust, all of which are asset allocation fund-of-funds, and provides asset allocation services to other accounts.

The Trustees considered the ability of PLFA to provide an appropriate level of support and resources to the Fund, and that PLFA has sufficiently qualified personnel to provide the appropriate investment management, compliance and monitoring services required for the Fund. The Trustees based this review on information and materials provided to them throughout the year by PLFA. The Trustees considered the quality of the management services expected to be provided to the Fund over both the short- and long-term, the organizational depth and resources of PLFA, including the background and experience of PLFA’s management and the expertise of the portfolio management team, as well as the investment strategies, processes and philosophy to be used with respect to the investment strategy. The Trustees noted that PLFA currently manages the proposed strategy in Pacific Funds Diversified Alternatives of Pacific Funds Series Trust.

The Trustees also considered PLFA’s compliance operations with respect to the Trust, including the measures taken by PLFA to assist the Trust in complying with Rule 38a-1 under the 1940 Act. The Trustees further considered the monitoring and additional services that would be provided by PLFA to the Fund, including assistance with security valuation, risk management analysis, preparation of periodic performance and financial reports, review of trade execution and coordination of the services of other service providers to the Trust. The Trustees noted that PLFA would monitor numerous investment, performance and compliance metrics for the Fund over daily, weekly, monthly, quarterly and annual periods. In addition, the Trustees considered that they had previously reviewed and approved the written compliance policies and procedures of PLFA. The Trustees also considered that the Trust’s CCO had previously provided an assessment of PLFA’s compliance program, as required under Rule 38a-1 of the 1940 Act, and its code of ethics.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management, compliance and monitoring services anticipated to be provided to the Fund by PLFA under the Diversified Alternatives Advisory Agreement.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

B. Performance

The Trustees considered PLFA’s experience directly managing funds and its qualifications to manage the Fund’s day-to-day investment activities. Because this consideration related to a newly-organized fund, no actual performance record for the Fund was available. However, the Trustees considered the investment process and techniques to be used by PLFA for the Fund and PLFA’s experience managing asset allocation fund-of-funds and other accounts, as well as other factors concerning performance in connection with their consideration of this matter and in connection with approval of the Diversified Alternatives Advisory Agreement, including the factors described below.

The Trustees considered information about the hypothetical performance of the investment strategies that would be used for the Fund (the “Hypothetical Performance”). The Trustees considered the Hypothetical Performance against a pertinent benchmark and an applicable peer group for the one-, three- and five-year periods as of June 30, 2015, and for the previous five calendar years, noting that certain funds included in the peer group have different investment strategies than the Fund. Additionally, the Trustees considered the standard deviation, correlation and other performance metrics of the Hypothetical Performance during certain periods.

The Trustees considered that PLFA would be managing the Fund in the same style it uses to manage Pacific Funds Diversified Alternatives of Pacific Funds Series Trust, and that the same portfolio management team that currently manages Pacific Funds Diversified Alternatives would manage the Fund. The Trustees considered the performance of Pacific Funds Diversified Alternatives against the applicable peer group for the year-to-date, one-year and since inception periods as of August 31, 2015. The Trustees also considered the standard deviation, correlation and other performance metrics of Pacific Funds Diversified Alternatives during certain periods.

The Board determined that PLFA’s performance record with respect to similarly managed accounts was acceptable.

C. Advisory Fees

The Trustees requested, received and reviewed information from PLFA relating to the proposed advisory fee and total operating expenses for the Fund. The Trustees reviewed the proposed advisory fee compared with the average fees of other funds in an applicable peer group. The Trustees considered that the proposed advisory fee was below industry averages for similar investment products based on the data presented to the Board. The Trustees also considered that, through a fee waiver agreement, PLFA agreed to an asset-based breakpoint schedule for the Fund, so that the Fund’s advisory fee as a percentage of the Fund’s net assets would decrease as the Fund becomes larger. The Trustees noted that the proposed breakpoints appear to offer potential savings to shareholders of the Fund as asset levels increase.

The Board concluded that the compensation payable to PLFA under the Diversified Alternatives Advisory Agreement is fair and reasonable.

D. Costs, Level of Profits and Economies of Scale

Costs and Profitability. The Trustees reviewed information regarding PLFA’s projected costs of sponsoring the Fund and information regarding the anticipated projected profitability of the proposed Fund to PLFA.

The Trustees considered the projected cost of services to be provided and projected profits to be realized by PLFA from the relationship with the Fund based on the projected assets, income and expenses of PLFA in its relationship with the Fund. The Trustees noted that this projected information contains estimates because there is no actual operating history for the Fund. The Trustees also considered the overall financial soundness of PLFA. Additionally, the Trustees reviewed projected profitability information with respect to the profit or loss to PLFA from the Diversified Alternatives Advisory Agreement. The Trustees also reviewed the revenues and other benefits that are expected to be derived by PLFA from the Fund.

Economies of Scale. The Trustees considered the extent to which economies of scale may be realized by the Fund as assets grow. Because the Fund has no operating history and no assets, no economies of scale exist at this time with respect to the Fund. However, the Trustees considered that, through a fee waiver agreement, PLFA agreed to an asset-based breakpoint schedule for the Fund.

The Board concluded that the Fund’s fee structure reflected in the Diversified Alternatives Advisory Agreement is fair and reasonable.

E. Ancillary Benefits

The Trustees received information from PLFA concerning other benefits that may be received by PLFA and its affiliates as a result of their relationship with the Fund, including fees for administrative services and reimbursement at an approximate cost basis for certain support services, and commissions that may be paid to broker-dealers affiliated with PLFA and the anticipated use of soft-dollars by PLFA. In this regard, the Trustees noted that PLFA represented that it does not anticipate utilizing an affiliated broker-dealer and that it does not anticipate using soft dollar credits generated by Fund commissions to pay for research services. The Trustees considered potential benefits to be derived by PLFA from its relationship with the Fund and that such benefits were consistent with those generally derived by investment advisers to mutual funds or were otherwise not unusual. The Trustees also considered benefits that may be derived by affiliates of PLFA, including Pacific Life.

F. Conclusion

Based on their review, including the consideration of each of the factors referred to above, the Board found that: (i) the Diversified Alternatives Advisory Agreement is in the best interests of the Fund and its shareholders; and (ii) the compensation payable under the Diversified Alternatives Advisory Agreement is fair and reasonable. No single factor was determinative of the Board’s findings, but rather the Trustees based their determination on the total mix of information available to them.

PACIFIC SELECT FUND

SPECIAL MEETINGS OF SHAREHOLDERS

(Unaudited)

In accordance with Rule 30e-1(b), under the Investment Company Act of 1940, Pacific Select Fund (the “Trust”) is required to furnish certain information regarding any matters submitted to a vote of the Trust’s shareholders during the period covered by this report.

Shareholders of record on July 31, 2015 representing 23,512,861 outstanding Class I shares of the American Funds Growth Portfolio, 20,411,615 outstanding Class I shares of the American Funds Growth-Income Portfolio, 108,530,970 outstanding Class I shares of the American Funds Asset Allocation Portfolio, and 3,207,498 outstanding Class I shares of the Precious Metals Portfolio, each a series of Pacific Select Fund, were notified that a Special Meeting of Shareholders would be held at the offices of Pacific Life Insurance Company on September 29, 2015. 100.00% of the outstanding shares each fund were voted at their respective meeting. A brief description of the matters voted upon as well as the voting results of the aforementioned meetings is outlined as follows:

Proposal for the American Funds Growth, American Funds Growth-Income, and American Funds Asset Allocation Portfolios:

To approve a Plan of Substitution providing for the substitution of Class I shares of the American Funds Growth, American Funds Growth-Income, and American Funds Asset Allocation Portfolios with Class 4 shares of the Growth, Growth-Income, and Asset Allocation Funds respectively, each a series of the American Funds Insurance Series.

	Votes For		Votes Against		Abstentions		Total Outstanding Shares

Portfolio	Number	Percent*	Number	Percent*	Number	Percent*	Number
American Funds Growth Portfolio	22,134,109	94.14%	647,988	2.75%	730,764	3.11%	23,512,861
American Funds Growth-Income Portfolio	18,860,565	92.40%	442,982	2.17%	1,108,068	5.43%	20,411,615
American Funds Asset Allocation Portfolio	97,833,516	90.14%	3,464,623	3.19%	7,232,831	6.67%	108,530,970

Proposal for the Precious Metals Portfolio:

To approve a Plan of Liquidation providing for the liquidation and dissolution of the Precious Metals Portfolio.

	Votes For		Votes Against		Abstentions		Total Outstanding Shares

Portfolio	Number	Percent*	Number	Percent*	Number	Percent*	Number
Precious Metals Portfolio	2,444,256	76.20%	563,159	17.56%	200,083	6.24%	3,207,498

*	Based on total shares outstanding

PACIFIC SELECT FUND

WHERE TO GO FOR MORE INFORMATION

(Unaudited)

Availability of Quarterly Holdings

The Trust files Form N-Q (complete schedules of Fund holdings) with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year not later than 60 days after the close of the applicable quarter end. The Trust’s Form N-Q, (when required) is filed pursuant to applicable regulations and is available after filing (i) on the SEC’s website at http://www. sec.gov; (ii) for review and copying at the SEC’s Public Reference Room in Washington D.C. (information on the operations of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330); and (iii) on the Trust’s website at http://www.pacificlife.com/pacificselectfund.htm. The SEC may charge you a fee for this information.

Availability of Proxy Voting Record

By August 31 of each year, the Trust files information regarding how the Trust’s managers voted proxies relating to Fund securities during the most recent twelve-month period ended June 30. Such information is available after filing on the Trust’s website and on the SEC’s website noted below.

Information Relating to Investments Held by the Trust

For complete descriptions of the various securities and other instruments held by the Trust and their risks, please see the Trust’s prospectus and Statement of Additional Information (“SAI”). The prospectus and SAI are available as noted below.

Availability of Proxy Voting Policies

A description of the Proxy Voting Policies and Procedures that the Trust uses to determine how to vote proxies relating to Fund securities is described in the Trust’s SAI.

Availability of a Complete Schedule of Investments

The Trust’s annual and semi-annual reports may contain a summary schedule of investments (“SOI”) for certain Funds. A complete schedule for each summary SOI presented is available as noted below.

How to obtain Information

The Trust’s prospectus, SAI (including Proxy Voting Policies), the Pacific Dynamix Underlying Funds annual and semi-annual reports, and complete Schedules of Investments are available:

•	On the Trust’s website at http://www.pacificlife.com/pacificselectfund.htm

•	On the SEC’ website at http://www. sec.gov

•	Upon request, without charge by calling the applicable toll-free numbers below:

Pacific Life’s Annuity Contract Owners: 1-800-722-4448

Pacific Life’s Annuity Registered Representative: 1-800-722-2333

Pacific Life Insurance Policy Owners: 1-800-800-7681

PL&A’s Annuity Contract Owners: 1-800-748-6907

PL&A’s Life Insurance Policy Owners: 1-888-595-6997

7 a.m. through 5 p.m. Pacific Time

Pacific Life Insurance Company/

Pacific Life & Annuity Company

Mailing Address:

P.O. Box 2378

Omaha, Nebraska 68103-2378

Annual Report as of December 31, 2015 for:

• Pacific Select Fund

Form Nos.	15-20951-18
1331-16A

Pacific Dynamix Underlying Funds

Annual Report

As of December 31, 2015

TABLE OF CONTENTS

PACIFIC SELECT FUND

Performance Discussion	A-1
Schedules of Investments	B-1
Financial Statements:
Statements of Assets and Liabilities	C-1
Statements of Operations	C-3
Statements of Changes in Net Assets	C-5
Financial Highlights	C-6
Notes to Financial Statements	D-1
Report of Independent Registered Public Accounting Firm	E-1
Disclosure of Fund Expenses	F-1
Trustees and Officers Information	F-2
Approval of Investment Advisory and Sub-Advisory Agreements	F-5
Where to Go for More Information	F-21

PACIFIC SELECT FUND PERFORMANCE DISCUSSION

This Annual Report is provided for the general information of investors with beneficial interests in the Trust as it relates specifically to the underlying funds (Pacific Dynamix Underlying Funds) of the Pacific Dynamix-Conservative Growth, Pacific Dynamix-Moderate Growth and Pacific Dynamix-Growth Portfolios (the Pacific Dynamix Portfolios). This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains information about the Trust and each of its funds, including their investment objectives, risks, charges and expenses. You should read the prospectus carefully before investing. There is no assurance that a fund will achieve its investment objective. Each fund is subject to market risk. The value of a fund changes as its asset values go up or down. The value of a fund’s shares will fluctuate, and when redeemed, may be worth more or less than their original cost. The total return for each Pacific Dynamix Underlying Fund of the Trust includes reinvestment of all dividends and capital gain distributions, if any. Past performance is not predictive of future performance. This report shows you the performance of the Trust’s Pacific Dynamix Underlying Funds compared to benchmark indices. Index performance is provided for illustrative and comparative purposes only and does not predict or depict the performance of the Pacific Dynamix Underlying Funds. Indices are unmanaged, do not incur transaction costs, do not include fees and expenses, and cannot be purchased directly by investors. Index returns include reinvested dividends.

Pacific Life Fund Advisors LLC (PLFA) is the adviser to the Trust and supervises the management of the Pacific Dynamix Underlying Funds of the Trust (subject to the review of the Trust’s Board) and directly manages the three Pacific Dynamix Portfolios. PLFA has written the general market conditions commentary which expresses PLFA’s opinions and views on how the market generally performed for the year ended December 31, 2015. PLFA also supervises the management of other funds; however, this report pertains to the Pacific Dynamix Underlying Funds of the Pacific Dynamix Portfolios.

PLFA has retained other firms to serve as sub-advisers for the Pacific Dynamix Underlying Funds under its supervision. Each of these sub- advisers has written a separate commentary specific to each Pacific Dynamix Underlying Fund(s) and as such, is based on their opinions of how their Pacific Dynamix Underlying Fund(s) performed during the year. The views expressed in the commentaries reflect those of the sub- advisers for the year ended December 31, 2015.

All views are subject to change at any time based upon market or other conditions, and the Trust, its adviser and the sub-advisers disclaim any responsibility to update such views. Any references to “we,” “I,” or “ours” are references to the sub-adviser or adviser, as applicable. The adviser and sub-advisers may include statements that constitute “forward-looking statements” under the United States (U.S.) securities laws. Forward- looking statements include information concerning possible or assumed future results of the Trust’s investment operations, asset levels, earnings, expenses, industry or market conditions, regulatory developments and other aspects of the Trust’s operations or general economic conditions. In addition, when used in this report, words such as “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates,” “projects” and future or conditional verbs such as “will,” “may,” “could,” “should” and “would,” or any other statement that necessarily depends on future events, are intended to identify forward-looking statements. Forward-looking statements are not guarantees of performance or economic results. They involve risks, uncertainties and assumptions. Although such statements are based on expectations that the adviser or a sub-adviser believes to be reasonable, actual results may differ materially from expectations. Investors must not rely on any forward-looking statements.

In connection with any forward-looking statements and any investment in the Trust, investors should carefully consider the investment objectives, policies and risks described in the Trust’s current prospectus, as supplemented and the Statement of Additional Information, as supplemented. The sub-advisers and their Pacific Dynamix Underlying Funds as of December 31, 2015, are listed below:

Sub-adviser	Pacific Dynamix Underlying Fund	Page Number
SSgA Funds Management, Inc. (SSgA)	PD 1-3 Year Corporate Bond Portfolio PD Aggregate Bond Index Portfolio PD High Yield Bond Market Portfolio	A-2 A-3 A-4
BlackRock Investment Management, LLC (BlackRock)	PD Large-Cap Growth Index Portfolio PD Large-Cap Value Index Portfolio PD Small-Cap Growth Index Portfolio PD Small-Cap Value Index Portfolio	A-5 A-6 A-7 A-8
Dimensional Fund Advisors LP (DFA)	PD Emerging Markets Portfolio PD International Large-Cap Portfolio	A-9 A-10

Market Conditions (for the year ended December 31, 2015)

Executive Summary

Most broad markets closed 2015 on a relatively benign note; however, the year was filled with divergent themes that generated volatility across trading markets throughout the reporting period. These themes resulted in considerable return dispersion among various asset classes.

Opposing actions taken by major central banks remained a prevalent focus throughout the year. The Bank of Japan (BoJ) continued to provide additional stimulus throughout 2015 to extend life support for the struggling Japanese economy. The European Central Bank (ECB) also took aggressive quantitative easing (QE) measures to rebuild confidence in Europe. These policies contrasted with that of the U.S. Federal Reserve System (Fed), which ended its QE/bond buying program in 2014 and raised interest rates for the first time in nearly a decade in December 2015. These divergent actions have generally been pushing the U.S. dollar higher since mid-2014. An appreciating U.S. dollar, in turn, has far-reaching implications including downward pressure on commodity prices and added pressure on foreign entities that issue U.S. dollar-denominated bonds.

See explanation of benchmark definitions on A-11

A-1

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

While the rising U.S. dollar may have contributed to falling commodity prices, other factors compounded the impact. China, which was a massive consumer of raw materials, continued to steadily move away from a manufacturing to a services-focused economy. As a result, China considerably pared back infrastructure and property investments, which meant less demand for commodities like crude oil. While decreased demand for commodities contributed to the downturn in energy prices, persistent oversupply of crude oil continued exerting negative pressure on prices too. Fracking activity led U.S. oil production to nearly double within the past three years. Faced with this, Saudi Arabia was reluctant to pull back production as it attempted to maintain its market share. As a result, crude prices fell below $40 per barrel as of year-end, a level unseen in over a decade.

Plunging crude oil prices and concerns over rising U.S. rates and currency created major hurdles for energy producers, especially those based in emerging markets. Anxiety over debt default concerns as well as the slowdown in China and its impact on the rest of the world rattled global markets, and even influenced the Fed to postpone additional rate hikes.

Fixed Income

While the 10-year Treasury yield ended nearly where it started the year, interest rates on the ten-year treasury fluctuated roughly between 1.6% and 2.5% over the reporting period. The broad domestic bond market (as defined by the Barclays U.S. Aggregate Bond Index) returned 0.55% for the reporting period.

Intermediate-term Treasuries fared better than long-term and short-term bonds. Investment-grade credit outperformed high yield bonds as spreads, which move in the opposite direction to prices, continued to climb higher over the reporting period. Energy producers represented a significant portion of the high yield market, and thus falling oil prices fueled concerns over potential defaults from these issuers, negatively impacting that asset class.

The emerging markets debt category had mixed results. U.S. dollar-denominated emerging markets debt performed well, whereas local currency-denominated instruments were negatively affected by the surge in the U.S. dollar and saw losses over the reporting period. The Treasury Inflation-Protected Securities (TIPS) category saw losses as inflationary concerns were essentially non-existent.

Domestic Equity

Domestic equities edged out a modest gain for the reporting period, after experiencing some volatility over the second half of the year. The broad domestic equity benchmark as represented by the Standard and Poor’s (S&P) 500 Index gained 1.38% over the reporting period, after experiencing a strong rally over the past few years. Large-capitalization stocks outpaced small-capitalization stocks and growth continued to outperform value. Large-capitalization value styles had a sizeable overweight to the energy sector compared to their growth counterpart. On the one hand, tumbling oil prices shrank any energy sector’s profits. Sectors such as consumer discretionary and consumer staples had solid gains during the reporting period. These sectors tended to see positive spillover effects from low oil prices as consumers have more disposable income.

International Equity

International equities ended the year with small losses as the Morgan Stanley Capital International (MSCI) Europe, Australasia, and Far East (EAFE) Index (Net) returned -0.81% over the reporting period. While foreign equities performed relatively well over the first half of the year, the third quarter of 2015 was particularly challenging for global stocks as investors exhibited elevated concerns over the contracting manufacturing activity in China. The investor angst especially challenged emerging market equities, which were among the worst performing asset classes for the reporting period as evidenced by the MSCI Emerging Markets Index (Net) tumbling -14.92%. Developed foreign market equities fared much better, however, with Japanese stocks contributing positively to performance due to Japan’s stimulative government policies.

Market Outlook

For 2016, global markets show both underlying strength and signs of fragility, which emphasizes the need for diversification, diligence, and determination to make it through volatile bouts. The Fed’s decision to move ahead in December 2015 can largely be seen as a vote of confidence in the U.S. economic recovery as the other leg of the Fed’s dual mandate, namely inflation, has been consistently below its official target of 2% per year. The run-up in the value of the U.S. dollar may be largely complete, although monetary stimulus in Europe and Japan might still push the U.S. dollar higher. A weakening European currency should also provide a continued boost to the recovering Eurozone through stronger exports and, in turn, should bolster the ongoing market expansion overseas.

Equities, both domestically and abroad, may experience continued but modest expansion with double-digit returns far more difficult to achieve. Earnings could modestly expand here in the U.S. with a tailwind for financials as rising rates could provide more interest margin. Energy once again looks the most troubling as the prospect for continued low oil prices puts pressure on balance sheets of many shale oil businesses that have thrived on easy and cheap capital. International developed markets look more favorable as economic momentum gathers on all fronts and central bankers remain committed to stimulus.

Emerging markets, however, remain pressured as investors continue to focus on challenges in China’s manufacturing sector. While a slowdown in Chinese growth is likely, given that the positive momentum of their services sector is not expected to keep up with the contraction in manufacturing, we at PLFA see volatility stemming more from Chinese officials handling of the renminbi (official currency of Peoples Republic of China) and their stock markets. More broadly, we see emerging markets pressured primarily from a slowing China and anticipated impacts on commodity and oil exporters.

PD 1-3 Year Corporate Bond Portfolio (managed by SSgA Funds Management, Inc.)

Q. How did the fund perform for the year ended December 31, 2015?

A. For the year ended December 31, 2015, the PD 1-3 Year Corporate Bond Portfolio’s Class P returned 0.65%, compared to a 1.01% return for its benchmark, the Barclays U.S. 1-3 Year Corporate Bond Index.

See explanation of benchmark definitions on A-11

A-2

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the fund to its benchmark for the period from inception on April 30, 2014 through December 31, 2015. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2015
	1 Year	Since Inception (4/30/14)

Fund's Class P	0.65%	0.44%
Barclays U.S. 1-3 Year Corporate Bond Index	1.01%	0.87%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class P underperformed the benchmark. The fund seeks to track, as closely as possible before fees and expenses, the return of the Barclays U.S. 1-3 Year Corporate Bond Index. There is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor bond market performance. The SSgA passive portfolio management team uses a stratified sampling approach to match the benchmark’s major risk characteristics and does not over- or under-weight sectors or securities in an effort to add value above the fund’s benchmark.

The top three performing industries within the benchmark, as measured by excess return over similarly duration-matched U.S. Treasuries, were other industrial, leisure and airlines. The bottom three performing industries within the benchmark were metals and mining, midstream and independent energy.

The benchmark’s and the fund’s performance for the reporting period was encouraging when compared to that of the broader credit market as evidenced in the benchmark’s positive annual total and excess returns. The benchmark and the fund witnessed its option adjusted spread (OAS) widen over the reporting period and yields also rose, which was the case for all credit products during that timeframe. The benchmark and the fund posted positive total and excess returns in all the quality segments, with A-rated corporates posting the highest returns on a total and excess return basis. From a sector perspective, financial institutions posted the highest total and excess returns for the reporting period as the Fed decided to raise interest rates for the first time in almost a decade which benefited interest-rate sensitive financial firms. Utilities posted the lowest total and excess returns for the reporting period. The benchmark and the fund also benefited from lower market value weights in the poorer performing sectors such as independent and midstream energy and the metals and mining sector, as oil and commodity prices fell on weak global demand and excess supply. U.S. corporations loaded up on investment grade-rated debt as 2015 broke the previous year’s record of new issuance, with the 1-5 year segment of the corporate market accounting for the bulk of new issuance over the course of the year.

PD Aggregate Bond Index Portfolio (managed by SSgA Funds Management, Inc.)

Q. How did the fund perform for the year ended December 31, 2015?

A. For the year ended December 31, 2015, the PD Aggregate Bond Index Portfolio’s Class P returned 0.39%, compared to a 0.55% return for its benchmark, the Barclays U.S. Aggregate Bond Index.

See explanation of benchmark definitions on A-11

A-3

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the fund to its benchmark for the period from inception on May 1, 2009 through December 31, 2015. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2015
	1 Year	5 Years	Since Inception (5/1/09)

Fund's Class P	0.39%	3.02%	3.79%
Barclays U.S. Aggregate Bond Index	0.55%	3.25%	4.21%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class P underperformed the benchmark. The fund seeks to track, as closely as possible before fees and expenses, the return of the Barclays U.S. Aggregate Bond Index. There is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor bond market performance. The SSgA passive portfolio management team uses a stratified sampling approach to match the benchmark’s major risk characteristics and does not over- or under-weight sectors or securities in an effort to add value above the fund’s benchmark. Of the four major benchmark components, the largest contributor to performance was the securitized sector. Conversely, the corporate and non-corporate sectors detracted on a total return basis.

The benchmark’s and the fund’s performance for the reporting period was positive for the broader U.S. fixed income market, as evidenced by the benchmark’s positive annual total return. The positive performance can be attributed to the benchmark’s and the fund’s exposure to U.S. securitized products: mortgage-backed securities (MBS), asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) and Treasuries. Poor global economic data and continued low inflation weighed on markets culminating in negative front-end rates in Europe. Concerns in Europe added to the allure of U.S. bonds as the ECB began to outline details of a bond purchasing plan which was officially implemented in March. By mid-year, investors seemed relatively confident in the QE plan which spurred a large sell-off in European bonds and spread to the U.S. At the same time, the threat of a “Grexit” (Greece exit from the euro monetary union) loomed and slowing Chinese growth sparked a sell-off in oil and commodities. Towards the end of the summer, investors began focusing on the Fed’s interest rate decision. The Fed held rates steady while signaling the prospect of a December tightening. As the market began to anticipate a December tightening, volatility fell and the curve flattened into the end of the year.

PD High Yield Bond Market Portfolio (managed by SSgA Funds Management, Inc.)

Q. How did the fund perform for the year ended December 31, 2015?

A. For the year ended December 31, 2015, the PD High Yield Bond Market Portfolio’s Class P returned -4.74%, compared to a -4.43% return for its benchmark, the Barclays U.S. High-Yield 2% Issuer Capped Bond Index.

See explanation of benchmark definitions on A-11

A-4

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the fund to its benchmark for the period from inception on May 1, 2009 through December 31, 2015. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2015
	1 Year	5 Years	Since Inception (5/1/09)

Fund's Class P	(4.74%)	4.63%	8.27%
Barclays U.S. High-Yield 2% Issuer Capped Bond Index	(4.43%)	5.03%	10.60%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class P underperformed the benchmark. The fund seeks to track, as closely as possible before fees and expenses, the return of the Barclays U.S. High-Yield 2% Issuer Capped Bond Index. There is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor bond market performance. The SSgA passive portfolio management team uses a stratified sampling approach to match the benchmark’s major risk characteristics and does not over- or under-weight sectors or securities in an effort to add value above the fund’s benchmark.

The top three performing industries within the benchmark, as measured by excess return over similarly duration-matched Treasuries, were refiners, food and beverage and restaurants. The bottom three performing industries within the benchmark were independent, metals and mining and environmental.

2015 was a difficult year for high yield markets, especially during the latter part of 2015, as evidenced by the benchmark’s and the fund’s poor performance on a total return basis and relative to Treasuries. Additional confirmation could be seen in the widening of the benchmark’s and the fund’s OAS over the reporting period. Investor flows were mixed throughout the year as investors repositioned around market uncertainty. U.S. economic releases that came in below expectations, such as retail sales and gross domestic product (GDP), had investors seeking out U.S. fixed income securities in the first quarter of the year in hopes that the Fed would hold off raising interest rates as a result of the disappointing data and low inflationary environment. Oil prices began to show signs of stability up to mid-May, which allowed high yield securities to display their resiliency well into the end of the second quarter of 2015. The second half of 2015 had investors shedding risk as Chinese equity markets began to decline quickly and economic data indicated that the world’s second largest economy was showing signs of weakness. Oil plunged as a result of the declines in demand, and the deterioration spread to other commodity sectors as well as other emerging markets. As the end of the year came to a close, further weakening across major commodities in addition to the surprising news of a U.S. high yield mutual fund deciding to gate or limit client redemptions took a toll on the high yield market as investors quickly exited amid concerns of liquidity in the market. Yields rose quickly as the Fed decided to raise interest rates mid-December in addition to the increase in defaults over the year.

PD Large-Cap Growth Index Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the fund perform for the year ended December 31, 2015?

A. For the year ended December 31, 2015, the PD Large-Cap Growth Index Portfolio’s Class P returned 5.40%, compared to a 5.67% return for its benchmark, the Russell 1000 Growth Index.

See explanation of benchmark definitions on A-11

A-5

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the fund to its benchmark for the period from inception on May 1, 2009 through December 31, 2015. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2015
	1 Year	5 Years	Since Inception (5/1/09)

Fund's Class P	5.40%	13.29%	16.68%
Russell 1000 Growth Index	5.67%	13.53%	17.16%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class P underperformed the benchmark. The fund seeks to replicate, as closely as possible, the total return of the Russell 1000 Growth Index. In accordance with the BlackRock portfolio management team’s passive investment strategy, the fund was positioned to match the risk characteristics of the benchmark throughout the reporting period.

The reporting period started with U.S. stock prices falling as lower oil prices punished the energy sector and the negative impact of a stronger dollar began to show in the earnings of large global exporting companies. U.S. equities came back into favor in the spring, after a powerful rally in European equities left valuations in the U.S. looking more appealing by comparison. U.S. stocks continued to outperform international markets into the summer as increasing turmoil around Greece’s debt troubles drove investors to the relative stability of U.S. markets.

The second half of the reporting period started well with strong manufacturing and construction data and merger and acquisition activity. This momentum stuttered as volatility and uncertainty became major themes through the remainder of 2015 given a sharp sell-off in Chinese equities, falling oil prices and anticipation of a rate hike from the Fed.

With the Fed’s stimulus in the beginning of 2015, many markets reached all-time highs but hit considerable headwinds in the latter half of the year. Geopolitical strife in the Middle East and Russia, terrorist attacks in France and San Bernardino, California, slowing growth globally, oil price instability, and the Fed starting a tightening cycle were significant events that shaped 2015 market returns.

U.S. large-capitalization growth equities moved higher during the reporting period. From a sector perspective, consumer staples and consumer discretionary stocks posted very strong returns. Gains were also seen from the information technology and health care sectors. The energy sector took the largest hit due to falling oil prices, followed by utilities, which also took a loss in returns.

PD Large-Cap Value Index Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the fund perform for the year ended December 31, 2015?

A. For the year ended December 31, 2015, the PD Large-Cap Value Index Portfolio’s Class P returned -3.77%, compared to a -3.83% return for its benchmark, the Russell 1000 Value Index.

See explanation of benchmark definitions on A-11

A-6

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the fund to its benchmark for the period from inception on May 1, 2009 through December 31, 2015. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2015
	1 Year	5 Years	Since Inception (5/1/09)

Fund's Class P	(3.77%)	11.08%	14.70%
Russell 1000 Value Index	(3.83%)	11.27%	15.14%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class P outperformed the benchmark. The fund seeks to replicate, as closely as possible, the total return of the Russell 1000 Value Index. In accordance with the BlackRock portfolio management team’s passive investment strategy, the fund was positioned to match the risk characteristics of the benchmark throughout the reporting period.

The reporting period started with U.S. stock prices falling as lower oil prices punished the energy sector and the negative impact of a stronger dollar began to show in the earnings of large global exporting companies. U.S. equities came back into favor in the spring, after a powerful rally in European equities left valuations in the U.S. looking more appealing by comparison. U.S. stocks continued to outperform international markets into the summer as increasing turmoil around Greece’s debt troubles drove investors to the relative stability of U.S. markets.

The second half of the reporting period started well with strong manufacturing and construction data and merger and acquisition activity. This momentum stuttered as volatility and uncertainty became major themes through the remainder of 2015 given a sharp sell-off in Chinese equities, falling oil prices and anticipation of a rate hike from the Fed.

With the Fed’s stimulus in the beginning of 2015, many markets reached all-time highs but hit considerable headwinds in the latter half of the year. Geopolitical strife in the Middle East and Russia, terrorist attacks in France and San Bernardino, California, slowing growth globally, oil price instability, and the Fed starting a tightening cycle were significant events that shaped 2015 market returns.

U.S. large-capitalization value equities were down for the year. From a sector perspective, health care and telecommunications services stocks posted the strongest returns for the year. Modest gains were also seen from the industrials sector. The energy sector took the largest hit due to falling oil prices, followed by materials and consumer discretionary, which also took a loss in returns.

PD Small-Cap Growth Index Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the fund perform for the year ended December 31, 2015?

A. For the year ended December 31, 2015, the PD Small-Cap Growth Index Portfolio’s Class P returned -1.60%, compared to a -1.38% return for its benchmark, the Russell 2000 Growth Index.

See explanation of benchmark definitions on A-11

A-7

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the fund to its benchmark for the period from inception on May 1, 2009 through December 31, 2015. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2015
	1 Year	5 Years	Since Inception (5/1/09)

Fund's Class P	(1.60%)	10.38%	16.06%
Russell 2000 Growth Index	(1.38%)	10.67%	16.55%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class P underperformed the benchmark. The fund seeks to replicate, as closely as possible, the total return of the Russell 2000 Growth Index. In accordance with the BlackRock portfolio management team’s passive investment strategy, the fund was positioned to match the risk characteristics of the benchmark throughout the reporting period.

The reporting period started with U.S. stock prices falling as lower oil prices punished the energy sector and the negative impact of a stronger dollar began to show in the earnings of large global exporting companies. U.S. equities came back into favor in the spring, after a powerful rally in European equities left valuations in the U.S. looking more appealing by comparison. U.S. stocks continued to outperform international markets into the summer as increasing turmoil around Greece’s debt troubles drove investors to the relative stability of U.S. markets.

The second half of the reporting period started well with strong manufacturing and construction data and merger and acquisition activity. This momentum stuttered as volatility and uncertainty became major themes through the remainder of 2015 given a sharp sell-off in Chinese equities, falling oil prices and anticipation of a rate hike from the Fed.

With the Fed’s stimulus in the beginning of 2015, many markets reached all-time highs but hit considerable headwinds in the latter half of the year. Geopolitical strife in the Middle East and Russia, terrorist attacks in France and San Bernardino, California, slowing growth globally, oil price instability, and the Fed starting a tightening cycle were significant events that shaped 2015 market returns.

From a sector perspective, the utilities sector in particular posted very strong returns as did health care stocks. Gains were also seen from the information technology and financials sectors. The energy sector took the largest hit due to falling oil prices, followed by materials, which also took a loss in returns.

PD Small-Cap Value Index Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the fund perform for the year ended December 31, 2015?

A. For the year ended December 31, 2015, the PD Small-Cap Value Index Fund’s Class P returned -7.50%, compared to a -7.47% return for its benchmark, the Russell 2000 Value Index.

See explanation of benchmark definitions on A-11

A-8

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the fund to its benchmark for the period from inception on May 1, 2009 through December 31, 2015. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2015
	1 Year	5 Years	Since Inception (5/1/09)

Fund's Class P	(7.50%)	7.44%	13.18%
Russell 2000 Value Index	(7.47%)	7.67%	13.55%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class P underperformed the benchmark. The fund seeks to replicate, as closely as possible, the total return of the benchmark as represented by the Russell 2000 Value Index. In accordance with the BlackRock portfolio management team’s passive investment strategy, the fund was positioned to match the risk characteristics of the benchmark throughout the reporting period.

The reporting period started with U.S. stock prices falling as lower oil prices punished the energy sector and the negative impact of a stronger dollar began to show in the earnings of large global exporting companies. U.S. equities came back into favor in the spring, after a powerful rally in European equities left valuations in the U.S. looking more appealing by comparison. U.S. stocks continued to outperform international markets into the summer as increasing turmoil around Greece’s debt troubles drove investors to the relative stability of U.S. markets.

The second half of the reporting period started well with strong manufacturing and construction data and merger and acquisition activity. This momentum stuttered as volatility and uncertainty became major themes through the remainder of 2015 given a sharp sell-off in Chinese equities, falling oil prices and anticipation of a rate hike from the Fed.

With the Fed’s stimulus in the beginning of 2015, many markets reached all-time highs but hit considerable headwinds in the latter half of the year. Geopolitical strife in the Middle East and Russia, terrorist attacks in France and San Bernardino, California, slowing growth globally, oil price instability, and the Fed starting a tightening cycle were significant events that shaped 2015 market returns.

As a sector, health care was the only positive contributor to returns in the benchmark. Falling oil prices took a large toll on the energy sector, which was the largest detractor of performance in 2015. The materials, industrials, and consumer discretionary sectors also weighed negatively on performance in 2015.

PD Emerging Markets Portfolio (managed by Dimensional Fund Advisors LP)

Q. How did the fund perform for the year ended December 31, 2015?

A. For the year ended December 31, 2015, the PD Emerging Markets Portfolio’s Class P returned -15.96%, compared to a -14.92% return for its benchmark, the MSCI Emerging Markets Index (Net).

See explanation of benchmark definitions on A-11

A-9

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the fund to its benchmark for the period from inception on May 1, 2009 through December 31, 2015. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2015
	1 Year	5 Years	Since Inception (5/1/09)

Fund's Class P	(15.96%)	(5.14%)	4.28%
MSCI Emerging Markets Index (Net)	(14.92%)	(4.81%)	5.28%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class P underperformed the benchmark. The fund seeks long-term growth of capital by capturing the returns of large-capitalization equity securities in select emerging markets countries. We at DFA employ a disciplined approach, emphasizing broad diversification and consistent exposure to large-capitalization emerging markets equities, but we do not attempt to track a specific benchmark index. At the end of the reporting period, the fund held approximately 1,000 securities invested in 21 emerging markets countries. With the fund’s diversified approach, performance was generally determined by structural trends in emerging country equity markets rather than by the behavior of a limited number of securities.

From a sector standpoint, the fund’s holdings in the information technology and telecommunication services sectors underperformed those of the benchmark, detracting from the fund’s relative performance. In contrast, the fund’s lower weight in the financials sector, which underperformed the broader market, contributed to the fund’s relative performance. At the country level, the fund’s holdings in South Africa underperformed those of the benchmark, detracting from the fund’s relative performance. The fund’s lower weight in Russia and China, which outperformed the broader market, also detracted from the fund’s relative performance.

PD International Large-Cap Portfolio (managed by Dimensional Fund Advisors LP)

Q. How did the fund perform for the year ended December 31, 2015?

A. For the year ended December 31, 2015, the PD International Large-Cap Portfolio’s Class P returned -3.14%, compared to a -3.04% return for its benchmark, the MSCI World ex USA Index (Net).

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the fund to its benchmark for the period from inception on May 1, 2009 through December 31, 2015. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2015
	1 Year	5 Years	Since Inception (5/1/09)

Fund's Class P	(3.14%)	2.58%	7.38%
MSCI World ex USA Index (Net)	(3.04%)	2.79%	8.32%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See explanation of benchmark definitions on A-11

A-10

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class P underperformed the benchmark. The fund seeks long-term growth of capital by capturing the returns of large-capitalization equity securities in select international developed countries. We at DFA employ a disciplined approach, emphasizing broad diversification and consistent exposure to large-capitalization international developed market equities, but we do not attempt to track a specific benchmark index. At the end of the reporting period, the fund held over 1,200 securities invested in 22 developed countries. With the fund’s diversified approach, performance was generally determined by broad structural trends in international equity markets rather than by the behavior of a limited number of securities.

The fund’s emphasis on those issuers that are lower market capitalization stocks within the eligible large-capitalization universe contributed to relative performance, as these securities outperformed the broader market. In contrast, the fund’s greater weight in low price-to-book (value) stocks detracted from relative performance as value stocks underperformed over the reporting period.

From a sector standpoint, the fund’s holdings in the utilities and industrials sectors underperformed those of the benchmark, detracting from the fund’s relative performance. In contrast, the fund’s holding in the materials sector outperformed those of the benchmark and contributed to the fund’s relative performance. At the country level, the fund’s holdings in Canada and Germany underperformed those of the benchmark, detracting from the fund’s relative performance.

Benchmark Definitions

Barclays U.S. 1-3 Year Corporate Bond Index measures the performance of the short-term U.S. corporate bond market. The Index includes publicly issued U.S. dollar-denominated corporate issues that have a remaining maturity of greater than or equal to one year and less than three years, are rated investment grade, and have $250 million or more of outstanding face value. Results include the reinvestment of all distributions.

Barclays U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bonds market, which includes investment grade U.S. government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Index must have at least 1 year remaining to maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed rate, nonconvertible, and taxable. Results include the reinvestment of all distributions.

Barclays U.S. High-Yield 2% Issuer Capped Bond Index is an index that is an issuer-constrained version of the U.S. Corporate High-Yield Index that covers the U.S. dollar-denominated, non-investment grade fixed-rate taxable corporate bond market and limits issuer exposures to a maximum of 2% and redistributes the excess market value index-wide on a pro-rata basis. The total return is equal to the change in price plus the coupon return. Results include the reinvestment of all distributions.

MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of large and mid-capitalization securities in emerging markets. As of December 31, 2015, the MSCI Emerging Markets Index (Net) consists of the following 23 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. The word “(Net)” in the index name means the net total return for the index, which includes the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

MSCI World ex USA Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of large and mid-cap securities in developed markets, excluding the United States. The word “(Net)” in the index name means the net total return for the index, which includes the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Results include the reinvestment of all distributions.

Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Results include the reinvestment of all distributions.

Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Results include the reinvestment of all distributions.

Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. Results include the reinvestment of all distributions.

A-11

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments

December 31, 2015

	Principal Amount	Value
CORPORATE BONDS & NOTES - 98.0%

Consumer Discretionary - 4.4%

Amazon.com Inc 1.200% due 11/29/17	$200,000	$199,326
AutoZone Inc 1.300% due 01/13/17	150,000	149,843
Comcast Corp 5.875% due 02/15/18	200,000	217,920
6.300% due 11/15/17	350,000	380,901
6.500% due 01/15/17	300,000	315,840
DIRECTV Holdings LLC 1.750% due 01/15/18	250,000	249,153
2.400% due 03/15/17	200,000	201,675
Dollar General Corp 1.875% due 04/15/18	250,000	247,732
General Motors Co 3.500% due 10/02/18	300,000	303,762
Historic TW Inc 6.875% due 06/15/18	250,000	277,864
Johnson Controls Inc 1.400% due 11/02/17	320,000	316,844
Lowe’s Cos Inc 1.625% due 04/15/17	250,000	251,606
McDonald’s Corp 5.350% due 03/01/18	300,000	321,444
5.800% due 10/15/17	200,000	213,630
Target Corp 5.375% due 05/01/17	200,000	211,191
6.000% due 01/15/18	200,000	218,074
The Home Depot Inc 2.250% due 09/10/18	300,000	306,843
The Walt Disney Co 0.875% due 05/30/17	250,000	249,570
1.100% due 12/01/17	200,000	199,442
1.125% due 02/15/17	350,000	350,456
Thomson Reuters Corp 1.300% due 02/23/17	250,000	248,887
1.650% due 09/29/17	200,000	199,067
Time Warner Cable Inc 5.850% due 05/01/17	350,000	366,274
6.750% due 07/01/18	400,000	436,761
Viacom Inc 3.500% due 04/01/17	450,000	458,144
Whirlpool Corp 1.350% due 03/01/17	150,000	149,169
Wyndham Worldwide Corp 2.500% due 03/01/18	250,000	249,114
2.950% due 03/01/17	26,000	26,166

		7,316,698

Consumer Staples - 7.6%

Altria Group Inc 9.700% due 11/10/18	200,000	240,709
Anheuser-Busch InBev Finance Inc (Belgium) 1.125% due 01/27/17	100,000	99,813
1.250% due 01/17/18	500,000	495,474
Anheuser-Busch InBev Worldwide Inc (Belgium) 1.375% due 07/15/17	300,000	299,064
Archer-Daniels-Midland Co 5.450% due 03/15/18	160,000	172,955
Beam Suntory Inc 1.875% due 05/15/17	200,000	200,280
Bunge Ltd Finance Corp 3.200% due 06/15/17	200,000	202,039
Coca-Cola Femsa SAB de CV (Mexico) 2.375% due 11/26/18	200,000	199,961

	Principal Amount	Value
Colgate-Palmolive Co 1.300% due 01/15/17	$250,000	$250,511
ConAgra Foods Inc 1.900% due 01/25/18	450,000	447,758
Costco Wholesale Corp 1.125% due 12/15/17	469,000	468,729
CVS Health Corp 1.900% due 07/20/18	250,000	250,025
2.250% due 12/05/18	350,000	352,000
5.750% due 06/01/17	250,000	264,801
Diageo Capital PLC (United Kingdom) 1.125% due 04/29/18	200,000	196,860
1.500% due 05/11/17	250,000	249,948
5.750% due 10/23/17	250,000	268,539
Dr Pepper Snapple Group Inc 6.820% due 05/01/18	200,000	221,698
General Mills Inc 1.400% due 10/20/17	350,000	348,440
Kellogg Co 3.250% due 05/21/18	300,000	307,751
Kimberly-Clark Corp 6.125% due 08/01/17	200,000	214,936
Kraft Foods Group Inc 2.250% due 06/05/17	200,000	201,502
6.125% due 08/23/18	200,000	219,726
Kraft Heinz Foods Co 2.000% due 07/02/18 ~	500,000	498,513
Mondelez International Inc 6.125% due 02/01/18	300,000	325,977
PepsiCo Inc 0.950% due 02/22/17	100,000	99,827
1.125% due 07/17/17	100,000	100,013
1.250% due 08/13/17	350,000	350,201
5.000% due 06/01/18	350,000	378,948
7.900% due 11/01/18	350,000	410,324
Philip Morris International Inc 1.125% due 08/21/17	200,000	199,755
5.650% due 05/16/18	600,000	654,943
Reynolds American Inc 2.300% due 08/21/17	150,000	151,239
2.300% due 06/12/18	220,000	221,527
6.750% due 06/15/17	150,000	160,188
The Clorox Co 5.950% due 10/15/17	150,000	161,115
The Coca-Cola Co 0.875% due 10/27/17	235,000	234,199
1.150% due 04/01/18	200,000	199,517
1.650% due 03/14/18	200,000	201,453
1.650% due 11/01/18	150,000	151,344
The JM Smucker Co 1.750% due 03/15/18	200,000	199,178
The Kroger Co 2.200% due 01/15/17	200,000	201,870
The Procter & Gamble Co 1.600% due 11/15/18	200,000	201,502
Wal-Mart Stores Inc 1.000% due 04/21/17	100,000	100,096
1.125% due 04/11/18	450,000	448,305
1.950% due 12/15/18	250,000	253,849
5.800% due 02/15/18	200,000	218,615
Walgreens Boots Alliance Inc 1.750% due 11/17/17	350,000	349,495

		12,645,512

Energy - 7.7%

Anadarko Petroleum Corp 6.375% due 09/15/17	400,000	419,609
Boardwalk Pipelines LP 5.500% due 02/01/17	200,000	202,696

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-1

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
BP Capital Markets PLC (United Kingdom) 1.375% due 11/06/17	$300,000	$298,335
1.375% due 05/10/18	200,000	197,214
1.674% due 02/13/18	400,000	399,696
1.846% due 05/05/17	200,000	200,994
Cameron International Corp 1.400% due 06/15/17	100,000	98,621
Canadian Natural Resources Ltd (Canada) 1.750% due 01/15/18	150,000	145,987
5.700% due 05/15/17	250,000	255,418
Chevron Corp 1.104% due 12/05/17	500,000	496,729
1.345% due 11/15/17	200,000	199,420
1.365% due 03/02/18	300,000	297,712
1.718% due 06/24/18	250,000	248,857
1.790% due 11/16/18	400,000	396,552
ConocoPhillips Co 1.050% due 12/15/17	200,000	196,441
1.500% due 05/15/18	200,000	196,415
Enbridge Energy Partners LP 5.875% due 12/15/16	200,000	204,044
Enbridge Inc (Canada) 5.600% due 04/01/17	100,000	102,895
Energy Transfer Partners LP 2.500% due 06/15/18	250,000	239,521
6.125% due 02/15/17	200,000	204,342
Enterprise Products Operating LLC 1.650% due 05/07/18	350,000	341,626
6.300% due 09/15/17	250,000	263,066
Exxon Mobil Corp 0.921% due 03/15/17	400,000	399,634
1.305% due 03/06/18	400,000	399,544
Hess Corp 1.300% due 06/15/17	67,000	65,585
Kinder Morgan Energy Partners LP 5.950% due 02/15/18	450,000	461,653
Kinder Morgan Inc 2.000% due 12/01/17	360,000	347,009
Marathon Oil Corp 6.000% due 10/01/17	150,000	152,958
Marathon Petroleum Corp 2.700% due 12/14/18	150,000	148,450
Nabors Industries Inc 6.150% due 02/15/18	200,000	203,055
Occidental Petroleum Corp 1.500% due 02/15/18	250,000	247,044
1.750% due 02/15/17	200,000	200,439
ONEOK Partners LP 2.000% due 10/01/17	200,000	191,128
Phillips 66 2.950% due 05/01/17	300,000	304,171
Pioneer Natural Resources Co 6.650% due 03/15/17	200,000	206,558
Plains All American Pipeline LP 6.500% due 05/01/18	250,000	258,345
Shell International Finance BV (Netherlands) 1.125% due 08/21/17	300,000	298,042
1.625% due 11/10/18	600,000	597,204
1.900% due 08/10/18	350,000	350,352
Southwestern Energy Co 3.300% due 01/23/18	250,000	205,313
Suncor Energy Inc (Canada) 6.100% due 06/01/18	350,000	376,697
Total Capital Canada Ltd (France) 1.450% due 01/15/18	250,000	248,621
Total Capital International SA (France) 1.500% due 02/17/17	350,000	350,716
1.550% due 06/28/17	300,000	300,889

	Principal Amount	Value
TransCanada PipeLines Ltd (Canada) 6.350% due 05/15/67 §	$200,000	$151,500
6.500% due 08/15/18	307,000	335,179
Valero Energy Corp 6.125% due 06/15/17	200,000	210,641
Williams Partners LP 7.250% due 02/01/17	200,000	203,996

		12,820,913

Financials - 47.3%

Abbey National Treasury Services PLC (United Kingdom) 1.375% due 03/13/17	400,000	398,477
1.650% due 09/29/17	100,000	100,131
2.000% due 08/24/18	200,000	199,833
ACE INA Holdings Inc 5.800% due 03/15/18	250,000	271,466
Aflac Inc 2.650% due 02/15/17	250,000	253,330
American Express Centurion Bank 6.000% due 09/13/17	600,000	642,892
American Express Co 7.000% due 03/19/18	350,000	388,353
American Express Credit Corp 1.125% due 06/05/17	450,000	448,037
1.550% due 09/22/17	305,000	304,969
1.800% due 07/31/18	150,000	149,790
2.125% due 07/27/18	150,000	151,331
2.375% due 03/24/17	400,000	404,441
American Honda Finance Corp (Japan) 1.200% due 07/14/17	150,000	149,378
1.500% due 03/13/18	48,000	47,666
1.550% due 12/11/17	400,000	400,223
2.125% due 10/10/18	300,000	302,297
American International Group Inc 5.850% due 01/16/18	200,000	215,563
American Tower Corp REIT 4.500% due 01/15/18	300,000	313,023
Australia & New Zealand Banking Group Ltd (Australia) 1.250% due 01/10/17	150,000	150,227
1.250% due 06/13/17	200,000	199,556
1.500% due 01/16/18	250,000	248,749
2.000% due 11/16/18	250,000	249,702
AvalonBay Communities Inc REIT 5.700% due 03/15/17	200,000	209,177
Bank of America Corp 1.700% due 08/25/17	450,000	448,929
1.950% due 05/12/18	400,000	397,954
2.000% due 01/11/18	1,200,000	1,199,170
3.875% due 03/22/17	250,000	256,464
5.750% due 12/01/17	300,000	321,087
6.400% due 08/28/17	500,000	535,799
6.875% due 04/25/18	650,000	717,576
Bank of America NA 1.250% due 02/14/17	1,150,000	1,148,162
1.650% due 03/26/18	250,000	248,379
1.750% due 06/05/18	900,000	895,256
2.050% due 12/07/18	750,000	748,255
Bank of Montreal (Canada) 1.300% due 07/14/17	250,000	249,480
1.400% due 04/10/18	250,000	247,857
1.450% due 04/09/18	200,000	199,100
1.800% due 07/31/18	200,000	199,706
2.500% due 01/11/17	250,000	253,036
Barclays PLC (United Kingdom) 2.000% due 03/16/18	200,000	199,056
BB&T Corp 1.600% due 08/15/17	250,000	250,356

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-2

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
Berkshire Hathaway Finance Corp 1.600% due 05/15/17	$400,000	$402,690
2.000% due 08/15/18	400,000	406,136
5.400% due 05/15/18	250,000	271,473
BlackRock Inc 6.250% due 09/15/17	200,000	216,180
BNP Paribas SA (France) 1.375% due 03/17/17	150,000	149,904
2.375% due 09/14/17	500,000	506,172
2.400% due 12/12/18	150,000	151,289
2.700% due 08/20/18	300,000	304,499
Boston Properties LP REIT 3.700% due 11/15/18	200,000	207,338
BPCE SA (France) 1.625% due 02/10/17	250,000	249,615
2.500% due 12/10/18	250,000	252,329
Branch Banking & Trust Co 1.000% due 04/03/17	500,000	497,424
1.350% due 10/01/17	250,000	249,623
Canadian Imperial Bank of Commerce (Canada) 1.550% due 01/23/18	200,000	199,187
Capital One Bank USA NA 1.200% due 02/13/17	300,000	298,599
Capital One NA 1.500% due 09/05/17	300,000	297,745
1.650% due 02/05/18	550,000	544,821
2.350% due 08/17/18	250,000	250,668
Caterpillar Financial Services Corp 1.000% due 03/03/17	500,000	498,830
1.250% due 08/18/17	200,000	199,340
1.250% due 11/06/17	400,000	398,601
1.700% due 06/16/18	200,000	199,971
1.800% due 11/13/18	100,000	100,136
Citigroup Inc 1.350% due 03/10/17	250,000	249,129
1.550% due 08/14/17	300,000	298,905
1.750% due 05/01/18	550,000	545,692
1.800% due 02/05/18	450,000	448,662
1.850% due 11/24/17	1,000,000	999,036
2.150% due 07/30/18	700,000	699,926
2.500% due 09/26/18	550,000	555,149
Citizens Bank NA 1.600% due 12/04/17	250,000	247,779
Commonwealth Bank of Australia (Australia) 1.125% due 03/13/17	400,000	399,188
1.400% due 09/08/17	350,000	349,398
1.750% due 11/02/18	250,000	248,388
2.500% due 09/20/18	350,000	355,104
Compass Bank 1.850% due 09/29/17	250,000	247,962
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands) 1.700% due 03/19/18	250,000	250,033
3.375% due 01/19/17	500,000	511,231
Corpbanca SA (Chile) 3.125% due 01/15/18	200,000	195,193
Credit Suisse NY (Switzerland) 1.375% due 05/26/17	750,000	746,639
1.700% due 04/27/18	300,000	297,966
1.750% due 01/29/18	600,000	598,480
Deutsche Bank AG (Germany) 1.350% due 05/30/17	350,000	347,878
1.400% due 02/13/17	250,000	248,662
1.875% due 02/13/18	350,000	347,193
6.000% due 09/01/17	400,000	423,859
Discover Bank 2.000% due 02/21/18	250,000	248,476
2.600% due 11/13/18	250,000	250,022

	Principal Amount	Value
ERP Operating LP REIT 5.750% due 06/15/17	$150,000	$158,555
Essex Portfolio LP REIT 5.500% due 03/15/17	232,000	241,625
Fifth Third Bank 1.350% due 06/01/17	200,000	199,489
2.150% due 08/20/18	400,000	401,333
Ford Motor Credit Co LLC 1.684% due 09/08/17	300,000	296,503
1.724% due 12/06/17	350,000	344,762
2.145% due 01/09/18	650,000	647,975
2.240% due 06/15/18	250,000	247,890
2.375% due 01/16/18	250,000	249,553
2.551% due 10/05/18	400,000	397,414
3.000% due 06/12/17	350,000	353,540
5.000% due 05/15/18	200,000	209,736
General Electric Capital Corp 5.625% due 09/15/17	1,360,000	1,450,554
General Motors Financial Co Inc 2.400% due 04/10/18	550,000	547,590
4.750% due 08/15/17	300,000	311,067
HCP Inc REIT 5.625% due 05/01/17	350,000	366,211
HSBC USA Inc 1.500% due 11/13/17	200,000	199,149
1.625% due 01/16/18	350,000	348,402
1.700% due 03/05/18	300,000	298,451
2.625% due 09/24/18	300,000	304,484
Intesa Sanpaolo SPA (Italy) 2.375% due 01/13/17	250,000	250,868
3.875% due 01/16/18	300,000	307,793
JPMorgan Chase & Co 1.350% due 02/15/17	1,000,000	998,180
1.625% due 05/15/18	500,000	496,494
1.700% due 03/01/18	1,910,000	1,901,287
1.800% due 01/25/18	200,000	199,804
2.000% due 08/15/17	500,000	501,852
6.000% due 01/15/18	800,000	864,353
JPMorgan Chase Bank NA 6.000% due 10/01/17	300,000	320,855
KeyBank NA 1.650% due 02/01/18	250,000	249,240
1.700% due 06/01/18	250,000	248,330
Lloyds Bank PLC (United Kingdom) 1.750% due 03/16/18	200,000	199,597
1.750% due 05/14/18	300,000	299,575
2.000% due 08/17/18	200,000	200,275
2.300% due 11/27/18	200,000	200,983
Manufacturers & Traders Trust Co 1.400% due 07/25/17	250,000	248,921
McGraw Hill Financial Inc 5.900% due 11/15/17	100,000	106,071
MetLife Inc 1.756% due 12/15/17	200,000	200,257
6.817% due 08/15/18	250,000	281,642
Morgan Stanley 1.875% due 01/05/18	500,000	499,740
2.125% due 04/25/18	550,000	551,540
4.750% due 03/22/17	100,000	103,611
5.550% due 04/27/17	1,000,000	1,049,613
6.250% due 08/28/17	150,000	160,668
6.625% due 04/01/18	750,000	822,910
MUFG Americas Holdings Corp 1.625% due 02/09/18	150,000	148,767
MUFG Union Bank NA 2.625% due 09/26/18	300,000	303,062
National Australia Bank Ltd (Australia) 2.300% due 07/25/18	250,000	251,613
2.750% due 03/09/17	250,000	254,272

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-3

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
National Bank of Canada (Canada) 2.100% due 12/14/18	$250,000	$249,875
National Rural Utilities Cooperative Finance Corp 1.100% due 01/27/17	350,000	350,027
10.375% due 11/01/18	250,000	305,150
NYSE Holdings LLC 2.000% due 10/05/17	200,000	200,371
ORIX Corp (Japan) 3.750% due 03/09/17	300,000	305,714
PACCAR Financial Corp 1.400% due 05/18/18	350,000	346,790
1.450% due 03/09/18	100,000	99,404
PNC Bank NA 1.125% due 01/27/17	250,000	249,192
1.500% due 02/23/18	250,000	248,861
1.600% due 06/01/18	250,000	248,215
1.800% due 11/05/18	700,000	698,561
PNC Funding Corp 5.625% due 02/01/17	242,000	251,668
Prudential Financial Inc 2.300% due 08/15/18	250,000	251,991
6.000% due 12/01/17	200,000	214,873
Regions Financial Corp 2.000% due 05/15/18	300,000	298,070
Royal Bank of Canada (Canada) 1.200% due 01/23/17	400,000	399,969
1.250% due 06/16/17	700,000	699,598
1.400% due 10/13/17	150,000	149,676
1.800% due 07/30/18	250,000	249,410
2.000% due 12/10/18	100,000	99,959
2.200% due 07/27/18	300,000	302,666
Royal Bank of Scotland Group PLC (United Kingdom) 1.875% due 03/31/17	150,000	149,423
Santander Bank NA 2.000% due 01/12/18	300,000	297,968
Simon Property Group LP REIT 2.150% due 09/15/17	200,000	201,913
2.800% due 01/30/17	300,000	303,972
Societe Generale SA (France) 2.750% due 10/12/17	300,000	304,307
Sumitomo Mitsui Banking Corp (Japan) 1.300% due 01/10/17	250,000	249,442
1.350% due 07/11/17	250,000	248,590
1.500% due 01/18/18	400,000	396,864
1.950% due 07/23/18	250,000	248,995
SunTrust Bank 1.350% due 02/15/17	200,000	199,637
SunTrust Banks Inc 2.350% due 11/01/18	200,000	201,203
3.500% due 01/20/17	200,000	203,505
Svenska Handelsbanken AB (Sweden) 2.875% due 04/04/17	500,000	508,770
Synchrony Financial 1.875% due 08/15/17	135,000	134,431
The Bank of New York Mellon Corp 1.600% due 05/22/18	300,000	298,973
1.969% due 06/20/17 §	200,000	201,128
2.100% due 08/01/18	166,000	167,227
The Bank of Nova Scotia (Canada) 1.250% due 04/11/17	500,000	499,292
1.300% due 07/21/17	150,000	149,593
1.375% due 12/18/17	300,000	298,719
1.700% due 06/11/18	300,000	299,044
2.050% due 10/30/18	250,000	250,792
The Charles Schwab Corp 1.500% due 03/10/18	200,000	199,098
The Chubb Corp 6.375% due 03/29/67 §	200,000	192,566

	Principal Amount	Value
The Goldman Sachs Group Inc 2.375% due 01/22/18	$550,000	$555,065
2.900% due 07/19/18	400,000	408,073
5.625% due 01/15/17	650,000	675,299
5.950% due 01/18/18	350,000	377,115
6.150% due 04/01/18	600,000	651,902
6.250% due 09/01/17	900,000	964,207
The Hartford Financial Services Group Inc 5.375% due 03/15/17	150,000	156,499
The Huntington National Bank 1.375% due 04/24/17	250,000	248,580
1.700% due 02/26/18	250,000	247,372
The Progressive Corp 6.700% due 06/15/67 §	100,000	100,250
The Toronto-Dominion Bank (Canada) 1.400% due 04/30/18	250,000	248,095
1.625% due 03/13/18	150,000	149,669
1.750% due 07/23/18	500,000	499,664
2.625% due 09/10/18	250,000	255,008
The Travelers Cos Inc 5.750% due 12/15/17	200,000	215,766
Toyota Motor Credit Corp 1.125% due 05/16/17	250,000	249,640
1.250% due 10/05/17	200,000	199,460
1.450% due 01/12/18	400,000	399,380
1.550% due 07/13/18	200,000	199,618
1.750% due 05/22/17	100,000	100,663
2.000% due 10/24/18	200,000	201,254
2.050% due 01/12/17	350,000	353,071
UBS AG (Switzerland) 1.375% due 06/01/17	300,000	298,653
1.375% due 08/14/17	250,000	248,528
1.800% due 03/26/18	750,000	749,034
US Bancorp 1.650% due 05/15/17	250,000	250,812
US Bank NA 1.350% due 01/26/18	750,000	747,706
Ventas Realty LP REIT 1.250% due 04/17/17	150,000	148,950
Voya Financial Inc 2.900% due 02/15/18	200,000	202,301
Wachovia Corp 5.750% due 02/01/18	350,000	378,133
Wells Fargo & Co 1.150% due 06/02/17	350,000	348,768
1.400% due 09/08/17	300,000	299,756
1.500% due 01/16/18	1,000,000	996,211
2.100% due 05/08/17	500,000	505,078
5.625% due 12/11/17	350,000	375,632
Wells Fargo Bank NA 6.000% due 11/15/17	250,000	269,727
Welltower Inc 2.250% due 03/15/18	250,000	249,912
Westpac Banking Corp (Australia) 1.200% due 05/19/17	118,000	117,761
1.550% due 05/25/18	200,000	198,552
1.600% due 01/12/18	650,000	649,101
2.000% due 08/14/17	200,000	201,338
2.250% due 07/30/18	250,000	252,203

		78,842,507

Health Care - 8.7%

AbbVie Inc 1.750% due 11/06/17	800,000	798,847
1.800% due 05/14/18	475,000	473,116
2.000% due 11/06/18	200,000	199,296
Actavis Funding SCS 1.300% due 06/15/17	150,000	148,633
2.350% due 03/12/18	850,000	851,470

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-4

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
Actavis Inc 1.875% due 10/01/17	$200,000	$199,842
Aetna Inc 1.500% due 11/15/17	250,000	249,166
AmerisourceBergen Corp 1.150% due 05/15/17	250,000	248,290
Amgen Inc 1.250% due 05/22/17	350,000	348,816
2.125% due 05/15/17	200,000	201,284
6.150% due 06/01/18	300,000	329,315
Anthem Inc 2.375% due 02/15/17	300,000	302,751
5.875% due 06/15/17	200,000	211,499
AstraZeneca PLC (United Kingdom) 1.750% due 11/16/18	200,000	199,523
5.900% due 09/15/17	350,000	375,009
Baxalta Inc 2.000% due 06/22/18 ~	100,000	99,034
Baxter International Inc 1.850% due 01/15/17	300,000	301,298
Becton Dickinson & Co 1.450% due 05/15/17	75,000	74,713
1.800% due 12/15/17	250,000	249,769
Boston Scientific Corp 2.650% due 10/01/18	200,000	201,201
Bristol-Myers Squibb Co 0.875% due 08/01/17	200,000	198,944
Cardinal Health Inc 1.950% due 06/15/18	200,000	199,591
Celgene Corp 1.900% due 08/15/17	250,000	251,045
2.125% due 08/15/18	200,000	200,174
Covidien International Finance SA 6.000% due 10/15/17	250,000	269,423
Eli Lilly & Co 1.250% due 03/01/18	85,000	84,823
5.200% due 03/15/17	200,000	209,496
Express Scripts Holding Co 1.250% due 06/02/17	85,000	84,466
2.650% due 02/15/17	500,000	505,075
Gilead Sciences Inc 1.850% due 09/04/18	245,000	246,209
GlaxoSmithKline Capital Inc (United Kingdom) 5.650% due 05/15/18	500,000	545,227
GlaxoSmithKline Capital PLC (United Kingdom) 1.500% due 05/08/17	400,000	401,781
Humana Inc 7.200% due 06/15/18	200,000	223,948
Johnson & Johnson 1.125% due 11/21/17	200,000	200,020
5.150% due 07/15/18	200,000	218,818
McKesson Corp 1.292% due 03/10/17	400,000	399,005
Medco Health Solutions Inc 7.125% due 03/15/18	200,000	221,216
Medtronic Inc 1.500% due 03/15/18	350,000	349,935
Merck & Co Inc 1.100% due 01/31/18	300,000	298,453
1.300% due 05/18/18	200,000	199,594
Mylan Inc 2.600% due 06/24/18	200,000	198,602
Pfizer Inc 1.100% due 05/15/17	450,000	449,744
1.500% due 06/15/18	350,000	349,671
Sanofi (France) 1.250% due 04/10/18	250,000	249,086

	Principal Amount	Value
St Jude Medical Inc 2.000% due 09/15/18	$100,000	$99,892
Thermo Fisher Scientific Inc 1.300% due 02/01/17	300,000	299,014
UnitedHealth Group Inc 1.400% due 12/15/17	150,000	149,616
1.450% due 07/17/17	165,000	165,039
1.900% due 07/16/18	400,000	401,438
6.000% due 02/15/18	250,000	272,003
Zimmer Biomet Holdings Inc 2.000% due 04/01/18	300,000	298,346
Zoetis Inc 1.875% due 02/01/18	150,000	148,066

		14,450,632

Industrials - 6.2%

3M Co 1.000% due 06/26/17	150,000	149,828
Air Lease Corp 5.625% due 04/01/17	350,000	364,000
Boeing Capital Corp 2.900% due 08/15/18	250,000	257,945
Burlington Northern Santa Fe LLC 5.650% due 05/01/17	150,000	157,807
5.750% due 03/15/18	200,000	216,039
CSX Corp 6.250% due 03/15/18	300,000	326,639
Danaher Corp 1.650% due 09/15/18	295,000	294,998
Eaton Corp 1.500% due 11/02/17	400,000	397,673
Emerson Electric Co 5.250% due 10/15/18	200,000	217,945
GATX Corp 1.250% due 03/04/17	150,000	148,545
General Dynamics Corp 1.000% due 11/15/17	200,000	199,442
General Electric Co 5.250% due 12/06/17	1,400,000	1,495,305
Honeywell International Inc 5.300% due 03/15/17	150,000	157,286
Illinois Tool Works Inc 0.900% due 02/25/17	100,000	99,718
Ingersoll-Rand Global Holding Co Ltd 6.875% due 08/15/18	200,000	220,940
International Lease Finance Corp 7.125% due 09/01/18 ~	300,000	329,625
John Deere Capital Corp 1.125% due 06/12/17	200,000	199,659
1.300% due 03/12/18	250,000	247,871
1.350% due 01/16/18	429,000	427,427
1.750% due 08/10/18	200,000	200,145
1.950% due 12/13/18	350,000	351,713
Koninklijke Philips NV (Netherlands) 5.750% due 03/11/18	250,000	267,715
L-3 Communications Corp 1.500% due 05/28/17	60,000	59,276
Lockheed Martin Corp 1.850% due 11/23/18	90,000	89,915
Norfolk Southern Corp 7.700% due 05/15/17	200,000	216,235
Northrop Grumman Corp 1.750% due 06/01/18	200,000	198,538
Pentair Finance SA (United Kingdom) 1.875% due 09/15/17	200,000	197,906
Pitney Bowes Inc 5.750% due 09/15/17	200,000	211,061
Precision Castparts Corp 1.250% due 01/15/18	200,000	198,507

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-5

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
Republic Services Inc 3.800% due 05/15/18	$200,000	$207,309
Roper Technologies Inc 2.050% due 10/01/18	200,000	198,860
Ryder System Inc 2.500% due 03/01/17	150,000	151,047
3.500% due 06/01/17	200,000	204,398
Stanley Black & Decker Inc 2.451% due 11/17/18	250,000	251,152
Union Pacific Corp 5.700% due 08/15/18	200,000	220,157
United Parcel Service Inc 1.125% due 10/01/17	250,000	249,891
United Technologies Corp 1.778% due 05/04/18 §	200,000	199,191
1.800% due 06/01/17	300,000	301,768
5.375% due 12/15/17	200,000	215,077
Waste Management Inc 6.100% due 03/15/18	200,000	218,139

		10,316,692

Information Technology - 6.3%

Alibaba Group Holding Ltd (China) 1.625% due 11/28/17	200,000	197,673
Amphenol Corp 1.550% due 09/15/17	50,000	49,770
Apple Inc 0.900% due 05/12/17	400,000	398,836
1.000% due 05/03/18	700,000	694,742
Baidu Inc (China) 2.250% due 11/28/17	200,000	200,272
3.250% due 08/06/18	200,000	202,742
Cisco Systems Inc 1.100% due 03/03/17	600,000	600,629
1.650% due 06/15/18	300,000	301,352
Computer Sciences Corp 6.500% due 03/15/18	200,000	215,946
Corning Inc 1.500% due 05/08/18	100,000	98,322
eBay Inc 1.350% due 07/15/17	200,000	198,507
EMC Corp 1.875% due 06/01/18	450,000	420,078
Fidelity National Information Services Inc 1.450% due 06/05/17	45,000	44,408
2.850% due 10/15/18	200,000	200,843
Harris Corp 1.999% due 04/27/18	110,000	108,837
Hewlett Packard Enterprise Co 2.450% due 10/05/17 ~	150,000	149,944
2.850% due 10/05/18 ~	800,000	800,233
Intel Corp 1.350% due 12/15/17	650,000	651,087
International Business Machines Corp 1.125% due 02/06/18	400,000	397,467
1.250% due 02/08/18	350,000	349,489
5.700% due 09/14/17	500,000	536,447
7.625% due 10/15/18	300,000	345,984
Intuit Inc 5.750% due 03/15/17	150,000	157,210
Microsoft Corp 0.875% due 11/15/17	200,000	199,329
1.300% due 11/03/18	335,000	334,584
Oracle Corp 1.200% due 10/15/17	500,000	500,421
5.750% due 04/15/18	400,000	436,638
QUALCOMM Inc 1.400% due 05/18/18	346,000	343,183
Seagate HDD Cayman 3.750% due 11/15/18	200,000	198,673

	Principal Amount	Value
Symantec Corp 2.750% due 06/15/17	$250,000	$249,756
Texas Instruments Inc 1.000% due 05/01/18	250,000	246,613
Tyco Electronics Group SA (Switzerland) 6.550% due 10/01/17	200,000	215,636
Visa Inc 1.200% due 12/14/17	130,000	129,904
Xerox Corp 6.350% due 05/15/18	200,000	213,960
6.750% due 02/01/17	200,000	209,636

		10,599,151

Materials - 2.2%

BHP Billiton Finance USA Ltd (Australia) 1.625% due 02/24/17	450,000	449,225
CF Industries Inc 6.875% due 05/01/18	200,000	216,825
CRH America Inc (Ireland) 8.125% due 07/15/18	250,000	284,624
Eastman Chemical Co 2.400% due 06/01/17	250,000	251,460
Ecolab Inc 1.550% due 01/12/18	100,000	99,348
EI du Pont de Nemours & Co 6.000% due 07/15/18	200,000	217,789
Freeport-McMoRan Inc 2.150% due 03/01/17	100,000	92,000
2.300% due 11/14/17	150,000	128,437
2.375% due 03/15/18	250,000	196,250
Monsanto Co 1.150% due 06/30/17	200,000	198,629
Nucor Corp 5.850% due 06/01/18	150,000	160,682
Praxair Inc 1.050% due 11/07/17	200,000	198,287
Rio Tinto Finance USA Ltd (United Kingdom) 6.500% due 07/15/18	400,000	433,612
Rio Tinto Finance USA PLC (United Kingdom) 1.625% due 08/21/17	250,000	246,522
The Dow Chemical Co 5.700% due 05/15/18	200,000	215,425
Vale Overseas Ltd (Brazil) 6.250% due 01/23/17	300,000	299,729

		3,688,844

Telecommunication Services - 3.5%

AT&T Inc 1.400% due 12/01/17	600,000	597,535
1.700% due 06/01/17	200,000	200,617
2.375% due 11/27/18	300,000	302,522
5.500% due 02/01/18	550,000	588,218
5.600% due 05/15/18	146,000	158,452
British Telecommunications PLC (United Kingdom) 5.950% due 01/15/18	300,000	323,627
Deutsche Telekom International Finance BV (Germany) 6.750% due 08/20/18	200,000	223,092
Nippon Telegraph & Telephone Corp (Japan) 1.400% due 07/18/17	200,000	199,309
Rogers Communications Inc (Canada) 6.800% due 08/15/18	300,000	335,097
Telefonica Emisiones SAU (Spain) 3.192% due 04/27/18	250,000	255,020
6.221% due 07/03/17	200,000	212,624

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-6

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
Verizon Communications Inc 1.100% due 11/01/17	$250,000	$247,813
1.350% due 06/09/17	400,000	399,002
3.650% due 09/14/18	800,000	837,248
Vodafone Group PLC (United Kingdom) 1.250% due 09/26/17	200,000	198,171
1.500% due 02/19/18	500,000	494,731
1.625% due 03/20/17	200,000	199,765

		5,772,843

Utilities - 4.1%

Appalachian Power Co 5.000% due 06/01/17	150,000	156,318
Berkshire Hathaway Energy Co 1.100% due 05/15/17	450,000	446,055
5.750% due 04/01/18	200,000	216,202
CenterPoint Energy Inc 5.950% due 02/01/17	200,000	208,721
Commonwealth Edison Co 5.800% due 03/15/18	127,000	137,667
Consumers Energy Co 5.150% due 02/15/17	200,000	208,209
Dominion Resources Inc 1.250% due 03/15/17	120,000	119,296
1.400% due 09/15/17	200,000	198,038
1.900% due 06/15/18	350,000	346,852
Duke Energy Corp 1.625% due 08/15/17	550,000	549,499
Edison International 3.750% due 09/15/17	150,000	154,812
Entergy Corp 4.700% due 01/15/17	150,000	153,848
Exelon Corp 1.550% due 06/09/17	150,000	149,426
Exelon Generation Co LLC 6.200% due 10/01/17	250,000	266,835
NextEra Energy Capital Holdings Inc 1.586% due 06/01/17	400,000	398,698
NiSource Finance Corp 6.400% due 03/15/18	175,000	190,777
NSTAR Electric Co 5.625% due 11/15/17	200,000	212,309
Ohio Power Co 6.050% due 05/01/18	250,000	271,737
Oncor Electric Delivery Co LLC 6.800% due 09/01/18	200,000	222,451
Pacific Gas & Electric Co 5.625% due 11/30/17	200,000	213,876
Public Service Electric & Gas Co 2.300% due 09/15/18	200,000	202,307
Sempra Energy 2.300% due 04/01/17	350,000	352,137
Southern California Edison Co 1.125% due 05/01/17	125,000	124,214

	Principal Amount	Value
The Cleveland Electric Illuminating Co 8.875% due 11/15/18	$250,000	$293,305
The Southern Co 1.300% due 08/15/17	250,000	247,796
2.450% due 09/01/18	300,000	302,564
TransAlta Corp (Canada) 1.900% due 06/03/17	63,000	61,208
WEC Energy Group Inc 6.250% due 05/15/67 §	150,000	112,500
Wisconsin Public Service Corp 1.650% due 12/04/18	100,000	99,426
Xcel Energy Inc 1.200% due 06/01/17	275,000	273,710

		6,890,793

Total Corporate Bonds & Notes (Cost $164,560,200)		163,344,585

	Shares

SHORT-TERM INVESTMENT - 0.8%

Money Market Fund - 0.8%

Federated Prime Obligations Fund	1,431,119	1,431,119

Total Short-Term Investment (Cost $1,431,119)		1,431,119

TOTAL INVESTMENTS - 98.8% (Cost $165,991,319)		164,775,704

OTHER ASSETS & LIABILITIES, NET - 1.2%		1,936,898

NET ASSETS - 100.0%		$166,712,602

Notes to Schedule of Investments

(a)	As of December 31, 2015, the fund’s composition as a percentage of net assets was as follows:

Financials	47.3%
Health Care	8.7%
Energy	7.7%
Consumer Staples	7.6%
Information Technology	6.3%
Industrials	6.2%
Consumer Discretionary	4.4%
Utilities	4.1%
Telecommunication Services	3.5%
Others (each less than 3.0%)	3.0%

98.8%
Other Assets & Liabilities, Net	1.2%

100.0%

(b)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2015:

		Total Value at December 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$163,344,585	$-	$163,344,585	$-
	Short-Term Investment	1,431,119	1,431,119	-	-

	Total	$164,775,704	$1,431,119	$163,344,585	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-7

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments

December 31, 2015

	Principal Amount	Value
CORPORATE BONDS & NOTES - 26.7%

Consumer Discretionary - 2.0%

21st Century Fox America Inc 4.500% due 02/15/21	$100,000	$107,776
5.400% due 10/01/43	100,000	104,463
6.400% due 12/15/35	50,000	57,761
6.650% due 11/15/37	150,000	174,843
6.900% due 03/01/19	150,000	170,541
6.900% due 08/15/39	150,000	177,904
Amazon.com Inc 1.200% due 11/29/17	100,000	99,663
3.300% due 12/05/21	100,000	103,088
4.800% due 12/05/34	100,000	105,559
AutoNation Inc 4.500% due 10/01/25	100,000	101,716
AutoZone Inc 2.500% due 04/15/21	20,000	19,546
4.000% due 11/15/20	50,000	52,577
Bed Bath & Beyond Inc 4.915% due 08/01/34	10,000	8,943
Block Financial LLC 4.125% due 10/01/20	100,000	101,371
BorgWarner Inc 3.375% due 03/15/25	200,000	189,287
Brinker International Inc 3.875% due 05/15/23	100,000	96,635
CBS Corp 2.300% due 08/15/19	150,000	148,475
5.900% due 10/15/40	50,000	51,915
7.875% due 07/30/30	100,000	127,894
CCO Safari II LLC 3.579% due 07/23/20 ~	255,000	253,750
4.464% due 07/23/22 ~	100,000	99,764
4.908% due 07/23/25 ~	150,000	150,079
6.384% due 10/23/35 ~	70,000	70,803
6.484% due 10/23/45 ~	165,000	165,490
6.834% due 10/23/55 ~	50,000	49,363
Comcast Corp 3.375% due 08/15/25	365,000	370,178
3.600% due 03/01/24	200,000	207,055
4.250% due 01/15/33	250,000	246,092
4.400% due 08/15/35	77,000	77,612
4.600% due 08/15/45	77,000	78,145
5.700% due 07/01/19	100,000	112,195
5.875% due 02/15/18	200,000	217,920
6.450% due 03/15/37	100,000	124,689
6.950% due 08/15/37	200,000	262,473
Delphi Automotive PLC (United Kingdom) 4.250% due 01/15/26	50,000	50,352
Delphi Corp 4.150% due 03/15/24	40,000	40,403
DIRECTV Holdings LLC 2.400% due 03/15/17	100,000	100,838
3.800% due 03/15/22	100,000	100,831
3.950% due 01/15/25	45,000	44,480
5.000% due 03/01/21	100,000	107,998
5.150% due 03/15/42	200,000	186,982
5.200% due 03/15/20	35,000	37,954
6.000% due 08/15/40	50,000	51,295
6.375% due 03/01/41	50,000	53,838
Discovery Communications LLC 3.450% due 03/15/25	100,000	90,783
4.950% due 05/15/42	100,000	84,001
5.050% due 06/01/20	50,000	53,215
Dollar General Corp
3.250% due 04/15/23	50,000	47,696
4.150% due 11/01/25	25,000	24,902

	Principal Amount	Value
Expedia Inc 4.500% due 08/15/24	$200,000	$193,386
Ford Motor Co 4.750% due 01/15/43	300,000	283,827
7.450% due 07/16/31	150,000	185,472
General Motors Co 6.250% due 10/02/43	100,000	105,870
Grupo Televisa SAB (Mexico) 5.000% due 05/13/45	200,000	172,835
Hasbro Inc 3.150% due 05/15/21	50,000	49,943
Johnson Controls Inc 3.625% due 07/02/24	43,000	41,618
5.000% due 03/30/20	50,000	53,564
Kohl’s Corp 3.250% due 02/01/23	100,000	95,205
4.250% due 07/17/25	50,000	48,858
5.550% due 07/17/45	50,000	46,700
Leggett & Platt Inc 3.800% due 11/15/24	50,000	50,364
Lowe’s Cos Inc 3.120% due 04/15/22	100,000	102,422
3.875% due 09/15/23	100,000	105,950
5.000% due 09/15/43	300,000	330,286
6.875% due 02/15/28	50,000	63,782
Macy’s Retail Holdings Inc 3.625% due 06/01/24	50,000	45,974
3.875% due 01/15/22	100,000	98,770
6.375% due 03/15/37	100,000	101,490
Magna International Inc (Canada) 4.150% due 10/01/25	25,000	25,514
Marriott International Inc 2.875% due 03/01/21	50,000	49,672
3.375% due 10/15/20	83,000	84,609
Massachusetts Institute of Technology 5.600% due 07/01/11	100,000	122,580
Mattel Inc 1.700% due 03/15/18	200,000	197,480
McDonald’s Corp 2.750% due 12/09/20	45,000	45,029
3.375% due 05/26/25	100,000	98,189
3.500% due 07/15/20	50,000	51,650
3.700% due 01/30/26	160,000	160,242
3.700% due 02/15/42	200,000	167,862
4.875% due 07/15/40	10,000	10,059
4.875% due 12/09/45	50,000	50,466
5.350% due 03/01/18	100,000	107,148
NBCUniversal Media LLC 2.875% due 01/15/23	75,000	74,556
4.375% due 04/01/21	100,000	108,746
6.400% due 04/30/40	125,000	156,147
Newell Rubbermaid Inc 4.000% due 06/15/22	61,000	58,648
NIKE Inc 2.250% due 05/01/23	27,000	26,414
3.625% due 05/01/43	25,000	23,225
Nordstrom Inc 4.000% due 10/15/21	250,000	264,592
O’Reilly Automotive Inc 3.800% due 09/01/22	100,000	101,415
Omnicom Group Inc 3.625% due 05/01/22	100,000	101,120
4.450% due 08/15/20	50,000	53,384
President & Fellows of Harvard College 4.875% due 10/15/40	100,000	116,887
Princeton University 5.700% due 03/01/39	50,000	66,050
QVC Inc 3.125% due 04/01/19	100,000	98,796
5.450% due 08/15/34	100,000	86,740

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-8

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
RELX Capital Inc (United Kingdom) 8.625% due 01/15/19	$50,000	$58,357
Scripps Networks Interactive Inc 3.500% due 06/15/22	150,000	144,632
Starbucks Corp 4.300% due 06/15/45	35,000	36,391
Starwood Hotels & Resorts Worldwide Inc 3.125% due 02/15/23	118,000	115,573
Target Corp 2.900% due 01/15/22	100,000	101,807
6.000% due 01/15/18	100,000	109,037
6.500% due 10/15/37	100,000	129,223
7.000% due 01/15/38	100,000	137,313
The Board of Trustees of The Leland Stanford Junior University 3.460% due 05/01/47	50,000	47,296
The Gap Inc 5.950% due 04/12/21	100,000	105,956
The George Washington University 4.300% due 09/15/44	50,000	48,276
The Home Depot Inc 2.000% due 06/15/19	150,000	151,140
2.700% due 04/01/23	100,000	99,406
3.350% due 09/15/25	45,000	46,067
4.200% due 04/01/43	300,000	301,225
4.400% due 04/01/21	100,000	110,213
5.875% due 12/16/36	75,000	91,597
The Interpublic Group of Cos Inc 2.250% due 11/15/17	50,000	49,872
The Walt Disney Co 1.100% due 12/01/17	175,000	174,512
1.125% due 02/15/17	100,000	100,130
2.350% due 12/01/22	100,000	98,872
2.750% due 08/16/21	50,000	50,869
5.875% due 12/15/17	200,000	217,505
Thomson Reuters Corp 4.300% due 11/23/23	100,000	102,352
4.700% due 10/15/19	25,000	26,735
5.650% due 11/23/43	150,000	157,362
5.850% due 04/15/40	25,000	26,413
Time Warner Cable Inc 5.000% due 02/01/20	300,000	317,850
5.875% due 11/15/40	150,000	142,571
6.550% due 05/01/37	100,000	101,434
6.750% due 06/15/39	50,000	50,325
7.300% due 07/01/38	150,000	163,139
8.250% due 04/01/19	100,000	115,007
Time Warner Inc 4.700% due 01/15/21	50,000	53,887
4.750% due 03/29/21	100,000	107,664
6.100% due 07/15/40	50,000	54,183
6.200% due 03/15/40	50,000	55,084
6.250% due 03/29/41	350,000	389,971
6.500% due 11/15/36	100,000	113,555
7.625% due 04/15/31	100,000	124,032
7.700% due 05/01/32	150,000	187,729
Trustees of Dartmouth College 4.750% due 06/01/19	25,000	27,171
Viacom Inc 2.200% due 04/01/19	100,000	98,334
2.500% due 09/01/18	80,000	79,861
3.125% due 06/15/22	100,000	92,814
3.875% due 04/01/24	100,000	93,941
4.375% due 03/15/43	70,000	51,454
5.625% due 09/15/19	25,000	27,029
6.875% due 04/30/36	100,000	99,318
Whirlpool Corp 3.700% due 03/01/23	150,000	151,195
WPP Finance (United Kingdom) 3.625% due 09/07/22	100,000	100,499

	Principal Amount	Value
Wyndham Worldwide Corp 2.950% due 03/01/17	$100,000	$100,637
Yale University 2.086% due 04/15/19	100,000	100,924

		16,082,408

Consumer Staples - 1.8%

Altria Group Inc 4.500% due 05/02/43	100,000	95,208
4.750% due 05/05/21	200,000	217,364
9.250% due 08/06/19	250,000	306,331
9.950% due 11/10/38	17,000	27,332
Anheuser-Busch InBev Finance Inc (Belgium) 3.700% due 02/01/24	200,000	204,354
4.625% due 02/01/44	300,000	298,642
Anheuser-Busch InBev Worldwide Inc (Belgium) 1.375% due 07/15/17	150,000	149,532
2.500% due 07/15/22	100,000	96,342
3.750% due 07/15/42	100,000	86,122
5.375% due 01/15/20	200,000	221,513
7.750% due 01/15/19	100,000	115,662
Archer-Daniels-Midland Co 4.016% due 04/16/43	50,000	48,133
4.479% due 03/01/21	100,000	108,539
Bestfoods 7.250% due 12/15/26	200,000	270,728
Brown-Forman Corp 4.500% due 07/15/45	40,000	41,439
Bunge Ltd Finance Corp 3.200% due 06/15/17	100,000	101,019
8.500% due 06/15/19	10,000	11,593
Campbell Soup Co 2.500% due 08/02/22	100,000	95,020
Church & Dwight Co Inc 2.450% due 12/15/19	50,000	49,804
Coca-Cola Femsa SAB de CV (Mexico) 3.875% due 11/26/23	150,000	151,022
Colgate-Palmolive Co 1.500% due 11/01/18	100,000	100,382
1.750% due 03/15/19	100,000	100,284
ConAgra Foods Inc 1.900% due 01/25/18	100,000	99,502
3.200% due 01/25/23	100,000	96,360
Costco Wholesale Corp 1.700% due 12/15/19	300,000	297,723
CVS Health Corp 2.250% due 08/12/19	150,000	149,987
2.800% due 07/20/20	200,000	201,191
3.875% due 07/20/25	200,000	204,546
5.125% due 07/20/45	105,000	111,037
5.300% due 12/05/43	200,000	217,430
5.750% due 06/01/17	100,000	105,921
6.250% due 06/01/27	100,000	118,618
Diageo Capital PLC (United Kingdom) 1.125% due 04/29/18	100,000	98,430
3.875% due 04/29/43	100,000	93,364
5.750% due 10/23/17	100,000	107,416
Diageo Investment Corp (United Kingdom) 2.875% due 05/11/22	150,000	148,917
Dr Pepper Snapple Group Inc 3.200% due 11/15/21	50,000	50,305
General Mills Inc 1.400% due 10/20/17	150,000	149,332
5.400% due 06/15/40	45,000	49,304
5.650% due 02/15/19	100,000	109,832
Kellogg Co 3.250% due 05/21/18	65,000	66,679
7.450% due 04/01/31	125,000	159,238

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-9

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
Kimberly-Clark Corp 2.150% due 08/15/20	$50,000	$49,713
3.050% due 08/15/25	50,000	50,296
6.625% due 08/01/37	100,000	130,833
7.500% due 11/01/18	50,000	57,965
Kraft Foods Group Inc 3.500% due 06/06/22	200,000	202,544
6.500% due 02/09/40	175,000	204,499
Kraft Heinz Foods Co 2.800% due 07/02/20 ~	400,000	399,481
McCormick & Co Inc 3.250% due 11/15/25	35,000	35,027
Mead Johnson Nutrition Co 4.600% due 06/01/44	200,000	185,844
Molson Coors Brewing Co 5.000% due 05/01/42	100,000	96,586
Mondelez International Inc 6.125% due 02/01/18	100,000	108,659
6.500% due 02/09/40	400,000	489,895
PepsiCo Inc 1.125% due 07/17/17	50,000	50,007
1.250% due 08/13/17	100,000	100,057
1.850% due 04/30/20	100,000	99,272
2.750% due 03/01/23	100,000	99,706
2.750% due 04/30/25	100,000	97,185
3.100% due 07/17/22	50,000	51,323
3.500% due 07/17/25	50,000	51,784
3.600% due 03/01/24	71,000	74,412
4.600% due 07/17/45	35,000	37,098
5.000% due 06/01/18	100,000	108,271
7.900% due 11/01/18	100,000	117,235
Philip Morris International Inc 1.250% due 08/11/17	50,000	50,089
1.875% due 01/15/19	50,000	49,894
3.250% due 11/10/24	125,000	125,910
3.375% due 08/11/25	50,000	50,667
4.500% due 03/20/42	200,000	198,771
5.650% due 05/16/18	200,000	218,314
6.375% due 05/16/38	100,000	126,384
Reynolds American Inc 3.750% due 05/20/23	100,000	99,995
4.450% due 06/12/25	200,000	209,678
6.150% due 09/15/43	300,000	341,218
6.750% due 06/15/17	100,000	106,792
Sysco Corp 2.600% due 10/01/20	50,000	50,132
2.600% due 06/12/22	100,000	97,231
3.750% due 10/01/25	25,000	25,385
4.850% due 10/01/45	15,000	15,632
The Clorox Co 3.800% due 11/15/21	100,000	104,361
The Coca-Cola Co 0.875% due 10/27/17	30,000	29,898
1.875% due 10/27/20	50,000	49,545
2.500% due 04/01/23	200,000	199,065
2.875% due 10/27/25	50,000	49,364
3.300% due 09/01/21	100,000	104,670
The JM Smucker Co 4.375% due 03/15/45	350,000	341,904
The Kroger Co 2.200% due 01/15/17	50,000	50,468
3.300% due 01/15/21	100,000	101,682
3.850% due 08/01/23	150,000	154,908
5.150% due 08/01/43	25,000	26,288
The Pepsi Bottling Group Inc 7.000% due 03/01/29	200,000	266,802
The Procter & Gamble Co 2.300% due 02/06/22	100,000	100,020
4.700% due 02/15/19	100,000	109,040
5.550% due 03/05/37	200,000	243,523

	Principal Amount	Value
Tyson Foods Inc 4.500% due 06/15/22	$300,000	$319,956
Unilever Capital Corp (Netherlands) 0.850% due 08/02/17	100,000	99,522
5.900% due 11/15/32	50,000	63,670
Wal-Mart Stores Inc 1.125% due 04/11/18	400,000	398,493
3.250% due 10/25/20	100,000	105,468
4.300% due 04/22/44	200,000	204,418
5.000% due 10/25/40	200,000	220,344
5.250% due 09/01/35	125,000	142,668
5.800% due 02/15/18	100,000	109,308
6.500% due 08/15/37	350,000	453,053
Walgreen Co 3.100% due 09/15/22	75,000	72,772
5.250% due 01/15/19	6,000	6,416
Walgreens Boots Alliance Inc 3.800% due 11/18/24	200,000	194,547
4.800% due 11/18/44	165,000	150,452
Whole Foods Market Inc 5.200% due 12/03/25 ~	50,000	50,050

		14,717,956

Energy - 2.7%

Anadarko Petroleum Corp 3.450% due 07/15/24	100,000	89,042
6.200% due 03/15/40	100,000	92,276
6.375% due 09/15/17	100,000	104,902
6.450% due 09/15/36	150,000	144,880
Apache Corp 3.250% due 04/15/22	200,000	190,767
4.750% due 04/15/43	50,000	43,107
5.100% due 09/01/40	100,000	85,765
5.250% due 02/01/42	25,000	22,220
6.000% due 01/15/37	25,000	24,219
Baker Hughes Inc 5.125% due 09/15/40	50,000	49,564
7.500% due 11/15/18	165,000	186,378
Boardwalk Pipelines LP 4.950% due 12/15/24	100,000	87,141
BP Capital Markets PLC (United Kingdom) 1.375% due 11/06/17	200,000	198,890
1.674% due 02/13/18	50,000	49,962
1.846% due 05/05/17	100,000	100,497
2.237% due 05/10/19	200,000	200,366
2.315% due 02/13/20	100,000	98,622
2.750% due 05/10/23	250,000	235,072
3.561% due 11/01/21	100,000	102,127
Buckeye Partners LP 2.650% due 11/15/18	100,000	96,271
Burlington Resources Finance Co 7.400% due 12/01/31	100,000	119,279
Cameron International Corp 3.600% due 04/30/22	200,000	198,093
Canadian Natural Resources Ltd (Canada) 3.800% due 04/15/24	43,000	38,057
5.700% due 05/15/17	100,000	102,167
6.750% due 02/01/39	90,000	84,995
Cenovus Energy Inc (Canada) 4.450% due 09/15/42	100,000	73,098
5.700% due 10/15/19	50,000	52,463
Chevron Corp 1.104% due 12/05/17	100,000	99,346
1.790% due 11/16/18	50,000	49,569
2.355% due 12/05/22	250,000	239,108
2.419% due 11/17/20	50,000	49,785
3.191% due 06/24/23	400,000	402,545
3.326% due 11/17/25	50,000	50,422
4.950% due 03/03/19	50,000	54,516

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-10

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
CNOOC Finance Ltd (China) 3.000% due 05/09/23	$200,000	$187,803
Columbia Pipeline Group Inc 2.450% due 06/01/18 ~	200,000	195,678
ConocoPhillips 5.750% due 02/01/19	150,000	162,423
6.500% due 02/01/39	250,000	263,926
ConocoPhillips Co 3.350% due 11/15/24	350,000	320,599
ConocoPhillips Holding Co 6.950% due 04/15/29	100,000	114,788
Continental Resources Inc 3.800% due 06/01/24	270,000	190,587
Devon Energy Corp 5.000% due 06/15/45	105,000	79,840
5.850% due 12/15/25	50,000	48,722
6.300% due 01/15/19	50,000	51,562
Devon Financing Corp LLC 7.875% due 09/30/31	150,000	154,203
Diamond Offshore Drilling Inc 5.700% due 10/15/39	25,000	17,127
Ecopetrol SA (Colombia) 5.375% due 06/26/26	85,000	72,569
5.875% due 05/28/45	200,000	143,000
7.625% due 07/23/19	100,000	108,728
Enable Midstream Partners LP 2.400% due 05/15/19	100,000	88,930
Enbridge Energy Partners LP 5.200% due 03/15/20	15,000	15,212
7.500% due 04/15/38	50,000	47,872
Enbridge Inc (Canada) 4.500% due 06/10/44	150,000	102,519
Encana Corp (Canada) 6.500% due 02/01/38	100,000	80,147
Energy Transfer Partners LP 3.600% due 02/01/23	400,000	329,987
4.050% due 03/15/25	100,000	82,322
4.900% due 02/01/24	100,000	89,306
5.950% due 10/01/43	100,000	80,461
6.125% due 12/15/45	200,000	163,221
6.500% due 02/01/42	100,000	81,561
9.000% due 04/15/19	50,000	55,061
EnLink Midstream Partners LP 2.700% due 04/01/19	100,000	91,308
Ensco PLC 4.700% due 03/15/21	100,000	80,642
Enterprise Products Operating LLC 4.450% due 02/15/43	300,000	229,633
4.850% due 03/15/44	300,000	243,558
6.125% due 10/15/39	115,000	105,298
6.500% due 01/31/19	100,000	109,960
6.875% due 03/01/33	150,000	156,897
EOG Resources Inc 3.150% due 04/01/25	350,000	331,581
5.625% due 06/01/19	100,000	109,792
EQT Corp 8.125% due 06/01/19	25,000	27,031
Exxon Mobil Corp 2.709% due 03/06/25	300,000	293,914
3.176% due 03/15/24	200,000	203,316
Halliburton Co 2.700% due 11/15/20	25,000	24,738
3.250% due 11/15/21	100,000	100,004
3.800% due 11/15/25	45,000	43,899
4.850% due 11/15/35	50,000	49,210
5.000% due 11/15/45	42,000	41,584
6.150% due 09/15/19	100,000	112,642
7.450% due 09/15/39	25,000	32,008

	Principal Amount	Value
Hess Corp 5.600% due 02/15/41	$50,000	$42,252
7.125% due 03/15/33	50,000	48,818
8.125% due 02/15/19	100,000	113,445
Husky Energy Inc (Canada) 3.950% due 04/15/22	100,000	92,835
Kinder Morgan Energy Partners LP 3.950% due 09/01/22	100,000	87,217
4.150% due 02/01/24	100,000	86,473
5.300% due 09/15/20	50,000	49,558
5.400% due 09/01/44	250,000	189,516
6.950% due 01/15/38	200,000	178,266
Kinder Morgan Inc 3.050% due 12/01/19	100,000	92,668
5.300% due 12/01/34	70,000	55,286
6.500% due 09/15/20	300,000	299,099
Magellan Midstream Partners LP 6.400% due 07/15/18	100,000	107,794
Marathon Oil Corp 2.800% due 11/01/22	100,000	79,870
3.850% due 06/01/25	50,000	40,325
5.200% due 06/01/45	50,000	35,711
6.000% due 10/01/17	50,000	50,986
Marathon Petroleum Corp 2.700% due 12/14/18	50,000	49,483
3.400% due 12/15/20	50,000	49,176
5.850% due 12/15/45	50,000	46,627
6.500% due 03/01/41	100,000	100,405
MPLX LP 4.875% due 12/01/24 ~	250,000	225,625
Murphy Oil Corp 3.700% due 12/01/22	100,000	76,620
Nabors Industries Inc 4.625% due 09/15/21	150,000	123,609
National Oilwell Varco Inc 2.600% due 12/01/22	100,000	87,557
3.950% due 12/01/42	100,000	76,332
Nexen Energy ULC (China) 6.200% due 07/30/19	50,000	55,340
7.500% due 07/30/39	300,000	387,517
Noble Energy Inc 4.150% due 12/15/21	100,000	97,069
5.050% due 11/15/44	150,000	121,519
Noble Holding International Ltd 2.500% due 03/15/17	200,000	188,744
Northwest Pipeline LLC 6.050% due 06/15/18	100,000	108,451
Occidental Petroleum Corp 1.500% due 02/15/18	150,000	148,226
2.700% due 02/15/23	200,000	188,428
4.100% due 02/01/21	100,000	105,011
ONEOK Partners LP 3.375% due 10/01/22	100,000	81,291
8.625% due 03/01/19	150,000	165,563
Petro-Canada (Canada) 6.050% due 05/15/18	100,000	107,260
6.800% due 05/15/38	200,000	219,338
Petroleos Mexicanos (Mexico) 3.500% due 07/18/18	100,000	99,477
4.250% due 01/15/25 ~	200,000	175,500
4.500% due 01/23/26 ~	250,000	220,250
4.875% due 01/24/22	100,000	96,500
5.500% due 01/21/21	100,000	101,120
5.625% due 01/23/46 ~	150,000	115,342
6.500% due 06/02/41	400,000	347,800
6.625% due 06/15/35	200,000	179,750
8.000% due 05/03/19	200,000	220,674
Phillips 66 2.950% due 05/01/17	100,000	101,390
4.300% due 04/01/22	100,000	103,077
4.650% due 11/15/34	200,000	187,933

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-11

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
Pioneer Natural Resources Co 3.950% due 07/15/22	$100,000	$91,459
4.450% due 01/15/26	50,000	45,120
Plains All American Pipeline LP 4.650% due 10/15/25	100,000	87,510
4.700% due 06/15/44	50,000	34,930
5.000% due 02/01/21	50,000	47,586
6.125% due 01/15/17	100,000	102,773
6.700% due 05/15/36	100,000	89,250
Pride International Inc 6.875% due 08/15/20	200,000	185,950
Rowan Cos Inc 7.875% due 08/01/19	30,000	29,521
Schlumberger Investment SA 3.650% due 12/01/23	42,000	42,701
Shell International Finance BV (Netherlands) 1.900% due 08/10/18	150,000	150,151
2.125% due 05/11/20	100,000	98,488
2.375% due 08/21/22	100,000	95,949
3.250% due 05/11/25	100,000	97,836
3.625% due 08/21/42	100,000	83,699
4.125% due 05/11/35	263,000	251,728
4.300% due 09/22/19	100,000	106,711
4.550% due 08/12/43	250,000	243,940
Southern Natural Gas Co LLC 4.400% due 06/15/21	100,000	93,008
Southwestern Energy Co 4.950% due 01/23/25	100,000	63,125
Spectra Energy Capital LLC 3.300% due 03/15/23	100,000	85,727
Spectra Energy Partners LP 2.950% due 09/25/18	189,000	185,847
Statoil ASA (Norway) 2.450% due 01/17/23	100,000	94,986
2.900% due 11/08/20	90,000	91,606
3.150% due 01/23/22	100,000	99,888
3.700% due 03/01/24	200,000	203,089
3.950% due 05/15/43	300,000	272,071
5.250% due 04/15/19	100,000	109,182
Sunoco Logistics Partners Operations LP 3.450% due 01/15/23	100,000	84,537
Tennessee Gas Pipeline Co LLC 7.500% due 04/01/17	300,000	308,215
The Williams Cos Inc 7.875% due 09/01/21	200,000	180,271
Total Capital Canada Ltd (France) 1.450% due 01/15/18	150,000	149,173
Total Capital International SA (France) 1.550% due 06/28/17	100,000	100,296
3.700% due 01/15/24	200,000	203,219
Total Capital SA (France) 2.125% due 08/10/18	100,000	100,361
4.125% due 01/28/21	100,000	107,960
4.450% due 06/24/20	200,000	215,567
TransCanada PipeLines Ltd (Canada) 2.500% due 08/01/22	100,000	91,952
3.750% due 10/16/23	100,000	98,588
6.350% due 05/15/67 §	200,000	151,500
7.125% due 01/15/19	100,000	111,504
7.625% due 01/15/39	50,000	61,474
Transcontinental Gas Pipe Line Co LLC 4.450% due 08/01/42	150,000	100,696
Valero Energy Corp 6.125% due 02/01/20	50,000	55,208
6.625% due 06/15/37	150,000	151,148
Western Gas Partners LP 5.375% due 06/01/21	200,000	202,730

	Principal Amount	Value
Williams Partners LP 3.600% due 03/15/22	$100,000	$78,788
4.000% due 11/15/21	100,000	83,554
4.000% due 09/15/25	100,000	75,024
5.100% due 09/15/45	100,000	65,997
6.300% due 04/15/40	20,000	15,388
XTO Energy Inc 6.500% due 12/15/18	100,000	113,415

		22,029,199

Financials - 10.3%

Abbey National Treasury Services PLC (United Kingdom) 1.375% due 03/13/17	100,000	99,619
2.000% due 08/24/18	67,000	66,944
4.000% due 03/13/24	100,000	104,544
ACE INA Holdings Inc 2.300% due 11/03/20	400,000	397,574
2.700% due 03/13/23	25,000	24,462
3.150% due 03/15/25	100,000	99,007
4.150% due 03/13/43	25,000	24,517
5.900% due 06/15/19	15,000	16,793
Affiliated Managers Group Inc 3.500% due 08/01/25	50,000	47,681
Aflac Inc 3.625% due 06/15/23	200,000	207,277
4.000% due 02/15/22	100,000	105,756
6.900% due 12/17/39	15,000	19,420
African Development Bank (Multi-National) 0.875% due 05/15/17	55,000	54,889
0.875% due 03/15/18	100,000	99,099
1.375% due 02/12/20	200,000	196,884
Alexandria Real Estate Equities Inc REIT 4.500% due 07/30/29	20,000	19,612
Alleghany Corp 4.950% due 06/27/22	100,000	107,375
American Campus Communities Operating Partnership LP REIT 4.125% due 07/01/24	100,000	99,478
American Express Co 2.650% due 12/02/22	150,000	145,588
4.050% due 12/03/42	125,000	119,643
7.000% due 03/19/18	100,000	110,958
American Express Credit Corp 1.800% due 07/31/18	100,000	99,860
1.875% due 11/05/18	80,000	79,832
2.125% due 07/27/18	250,000	252,218
2.125% due 03/18/19	100,000	100,051
2.375% due 05/26/20	100,000	99,334
American Honda Finance Corp (Japan) 0.950% due 05/05/17	100,000	99,435
1.550% due 12/11/17	100,000	100,056
2.125% due 10/10/18	100,000	100,766
2.450% due 09/24/20	150,000	150,399
American International Group Inc 3.750% due 07/10/25	35,000	34,776
3.875% due 01/15/35	100,000	88,477
4.375% due 01/15/55	100,000	86,289
4.700% due 07/10/35	50,000	49,875
4.800% due 07/10/45	50,000	48,535
5.850% due 01/16/18	200,000	215,563
6.250% due 05/01/36	150,000	173,823
8.175% due 05/15/68 §	75,000	98,813
American Tower Corp REIT 3.450% due 09/15/21	200,000	201,342
4.700% due 03/15/22	200,000	210,602
Ameriprise Financial Inc 4.000% due 10/15/23	100,000	103,993
7.300% due 06/28/19	20,000	23,121
Aon Corp 5.000% due 09/30/20	50,000	54,718

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-12

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
Aon PLC 4.250% due 12/12/42	$200,000	$179,230
Arch Capital Group US Inc 5.144% due 11/01/43	200,000	202,890
Ares Capital Corp 3.875% due 01/15/20	30,000	30,490
Asian Development Bank (Multi-National) 0.750% due 07/28/17	500,000	497,452
1.125% due 03/15/17	200,000	200,343
1.375% due 03/23/20	200,000	196,581
1.875% due 10/23/18	100,000	101,215
2.000% due 01/22/25	300,000	290,668
Australia & New Zealand Banking Group Ltd (Australia) 1.450% due 05/15/18	250,000	247,800
AvalonBay Communities Inc REIT 2.950% due 09/15/22	35,000	34,767
3.625% due 10/01/20	100,000	103,922
AXA SA (France) 8.600% due 12/15/30	75,000	101,156
Axis Specialty Finance LLC 5.875% due 06/01/20	50,000	55,347
Bank of America Corp 1.700% due 08/25/17	300,000	299,286
2.250% due 04/21/20	150,000	146,563
2.600% due 01/15/19	200,000	200,824
2.650% due 04/01/19	67,000	67,200
3.300% due 01/11/23	350,000	345,624
3.875% due 08/01/25	100,000	101,725
3.950% due 04/21/25	200,000	195,146
4.100% due 07/24/23	300,000	310,823
4.200% due 08/26/24	285,000	285,927
4.750% due 04/21/45	85,000	82,013
4.875% due 04/01/44	200,000	207,023
5.000% due 01/21/44	200,000	209,360
5.625% due 07/01/20	200,000	222,457
5.650% due 05/01/18	150,000	161,382
5.700% due 01/24/22	150,000	169,466
6.110% due 01/29/37	250,000	284,554
6.400% due 08/28/17	100,000	107,160
6.875% due 04/25/18	200,000	220,793
7.625% due 06/01/19	150,000	173,709
7.750% due 05/14/38	200,000	272,002
Bank of America NA 1.250% due 02/14/17	250,000	249,600
5.300% due 03/15/17	250,000	260,140
Bank of Montreal (Canada) 1.450% due 04/09/18	200,000	199,100
2.500% due 01/11/17	200,000	202,428
Barclays Bank PLC (United Kingdom) 5.140% due 10/14/20	250,000	271,703
Barclays PLC (United Kingdom) 2.750% due 11/08/19	200,000	199,570
2.875% due 06/08/20	250,000	249,926
BB&T Corp 2.050% due 06/19/18	100,000	100,620
2.150% due 03/22/17	100,000	100,787
2.450% due 01/15/20	100,000	100,723
2.625% due 06/29/20	50,000	50,339
3.950% due 03/22/22	200,000	209,239
Berkshire Hathaway Finance Corp 4.300% due 05/15/43	200,000	196,462
5.400% due 05/15/18	400,000	434,356
5.750% due 01/15/40	25,000	29,218
Berkshire Hathaway Inc 3.000% due 02/11/23	50,000	51,014
3.400% due 01/31/22	100,000	105,482
BioMed Realty LP REIT 4.250% due 07/15/22	100,000	99,547

	Principal Amount	Value
BlackRock Inc 5.000% due 12/10/19	$100,000	$110,669
BNP Paribas SA (France) 2.375% due 09/14/17	100,000	101,234
2.400% due 12/12/18	150,000	151,289
2.450% due 03/17/19	100,000	100,571
5.000% due 01/15/21	200,000	221,274
Boston Properties LP REIT 3.700% due 11/15/18	200,000	207,338
4.125% due 05/15/21	100,000	105,042
BPCE SA (France) 2.500% due 07/15/19	250,000	251,178
Camden Property Trust REIT 3.500% due 09/15/24	100,000	97,791
Capital One Bank USA NA 8.800% due 07/15/19	50,000	59,631
Capital One Financial Corp 3.200% due 02/05/25	200,000	193,816
Capital One NA 1.500% due 09/05/17	250,000	248,121
2.350% due 08/17/18	250,000	250,668
2.950% due 07/23/21	250,000	247,831
Caterpillar Financial Services Corp 2.750% due 08/20/21	135,000	134,346
5.450% due 04/15/18	400,000	432,801
CBRE Services Inc REIT 4.875% due 03/01/26	100,000	99,855
Citigroup Inc 1.700% due 04/27/18	300,000	297,331
2.500% due 07/29/19	100,000	99,945
2.650% due 10/26/20	250,000	248,462
3.750% due 06/16/24	100,000	102,030
3.875% due 03/26/25	100,000	97,598
4.000% due 08/05/24	50,000	49,643
4.050% due 07/30/22	500,000	511,531
4.300% due 11/20/26	100,000	99,785
4.400% due 06/10/25	400,000	404,968
4.500% due 01/14/22	60,000	64,358
4.950% due 11/07/43	100,000	105,409
5.300% due 05/06/44	400,000	417,276
6.125% due 08/25/36	100,000	113,264
8.125% due 07/15/39	200,000	286,742
Citizens Financial Group Inc 4.350% due 08/01/25	100,000	99,850
CME Group Inc 3.000% due 09/15/22	50,000	50,376
3.000% due 03/15/25	50,000	49,144
CNA Financial Corp 7.350% due 11/15/19	15,000	17,303
Comerica Bank 4.000% due 07/27/25	250,000	253,767
Commonwealth Bank of Australia (Australia) 1.900% due 09/18/17	250,000	251,406
2.300% due 03/12/20	250,000	247,813
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands)
3.375% due 05/21/25	250,000	248,044
3.875% due 02/08/22	200,000	211,377
3.950% due 11/09/22	250,000	253,458
5.250% due 05/24/41	200,000	228,884
Corp Andina de Fomento (Multi-National) 8.125% due 06/04/19	25,000	29,738
Corporate Office Properties LP REIT 3.700% due 06/15/21	50,000	48,505
Council Of Europe Development Bank (Multi-National) 1.125% due 05/31/18	100,000	99,494
1.500% due 02/22/17	100,000	100,583

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-13

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
Credit Suisse AG NY (Switzerland) 2.300% due 05/28/19	$300,000	$300,490
4.375% due 08/05/20	350,000	376,168
Credit Suisse Group Funding Guernsey Ltd (Switzerland) 3.750% due 03/26/25 ~	250,000	241,989
3.800% due 09/15/22 ~	250,000	250,270
Credit Suisse NY (Switzerland) 1.375% due 05/26/17	300,000	298,656
Daimler Finance North America LLC (Germany) 8.500% due 01/18/31	50,000	72,617
DDR Corp REIT 3.375% due 05/15/23	100,000	94,655
Deutsche Bank AG (Germany) 3.700% due 05/30/24	285,000	284,478
6.000% due 09/01/17	300,000	317,894
Digital Realty Trust LP REIT 3.950% due 07/01/22	100,000	99,452
Discover Bank 2.000% due 02/21/18	250,000	248,476
Duke Realty LP REIT 3.875% due 10/15/22	200,000	201,267
ERP Operating LP REIT 4.500% due 06/01/45	75,000	76,487
4.625% due 12/15/21	100,000	108,714
Essex Portfolio LP REIT 3.875% due 05/01/24	50,000	50,050
European Bank for Reconstruction & Development (Multi-National) 1.000% due 02/16/17	450,000	450,882
1.625% due 04/10/18	100,000	100,359
1.750% due 11/26/19	200,000	200,393
European Investment Bank (Multi-National) 1.000% due 03/15/18	550,000	545,788
1.000% due 06/15/18	200,000	198,187
1.125% due 09/15/17	650,000	649,226
1.625% due 03/16/20	300,000	297,504
1.750% due 06/17/19	600,000	602,275
2.875% due 09/15/20	250,000	260,384
3.250% due 01/29/24	600,000	639,397
4.875% due 02/15/36	425,000	530,315
5.125% due 05/30/17	500,000	527,795
Export-Import Bank of Korea (South Korea) 2.375% due 08/12/19	300,000	300,571
5.000% due 04/11/22	200,000	224,283
Federal Realty Investment Trust REIT 4.500% due 12/01/44	50,000	50,644
Fifth Third Bancorp 5.450% due 01/15/17	50,000	51,847
8.250% due 03/01/38	25,000	34,996
Fifth Third Bank 1.450% due 02/28/18	200,000	198,261
2.875% due 10/01/21	300,000	299,184
FMS Wertmanagement AoeR (Germany) 1.000% due 11/21/17	200,000	198,952
1.750% due 03/17/20	300,000	299,315
Ford Motor Credit Co LLC 2.875% due 10/01/18	200,000	200,473
4.375% due 08/06/23	200,000	205,910
5.875% due 08/02/21	250,000	279,129
6.625% due 08/15/17	250,000	266,566
Franklin Resources Inc 2.800% due 09/15/22	25,000	24,445
GE Capital International Funding Co 2.342% due 11/15/20 ~	1,000,000	993,353
4.418% due 11/15/35 ~	913,000	933,878
General Electric Capital Corp 1.250% due 05/15/17	75,000	75,012
1.600% due 11/20/17	150,000	151,012

	Principal Amount	Value
5.875% due 01/14/38	$115,000	$141,058
6.750% due 03/15/32	101,000	132,182
6.875% due 01/10/39	58,000	79,210
General Motors Financial Co Inc 3.150% due 01/15/20	200,000	198,408
3.700% due 11/24/20	100,000	100,424
4.000% due 01/15/25	300,000	285,325
4.750% due 08/15/17	300,000	311,067
HCP Inc REIT 3.400% due 02/01/25	100,000	93,402
4.250% due 11/15/23	93,000	93,288
5.375% due 02/01/21	150,000	163,587
Host Hotels & Resorts LP REIT 3.750% due 10/15/23	100,000	96,582
HSBC Bank USA NA 4.875% due 08/24/20	100,000	109,292
HSBC Finance Corp 6.676% due 01/15/21	211,000	242,439
HSBC Holdings PLC (United Kingdom) 4.000% due 03/30/22	100,000	105,096
4.250% due 08/18/25	200,000	198,902
4.875% due 01/14/22	100,000	109,788
6.500% due 09/15/37	300,000	361,068
6.800% due 06/01/38	150,000	187,292
HSBC USA Inc 2.000% due 08/07/18	100,000	100,021
3.500% due 06/23/24	500,000	503,529
Inter-American Development Bank (Multi-National) 0.875% due 03/15/18	300,000	297,820
1.125% due 03/15/17	200,000	200,493
1.125% due 08/28/18	300,000	297,357
1.125% due 09/12/19	175,000	171,851
1.500% due 09/25/18	300,000	301,144
1.750% due 04/14/22	300,000	293,826
2.125% due 11/09/20	200,000	203,238
3.200% due 08/07/42	100,000	96,573
4.250% due 09/10/18	125,000	134,389
Intercontinental Exchange Inc 4.000% due 10/15/23	100,000	103,165
International Bank for Reconstruction & Development (Multi-National) 0.875% due 04/17/17	100,000	99,875
1.000% due 11/15/17	900,000	898,805
1.625% due 02/10/22	300,000	291,382
1.875% due 03/15/19	300,000	303,465
1.875% due 10/07/19	400,000	403,490
2.125% due 11/01/20	200,000	201,921
2.125% due 02/13/23	100,000	99,935
7.625% due 01/19/23	100,000	134,405
International Finance Corp (Multi-National) 0.875% due 06/15/18	100,000	98,899
1.750% due 09/04/18	200,000	200,644
1.750% due 09/16/19	200,000	199,973
2.125% due 11/17/17	200,000	203,359
Intesa Sanpaolo SPA (Italy) 3.875% due 01/16/18	200,000	205,196
5.250% due 01/12/24	200,000	214,733
Invesco Finance PLC 5.375% due 11/30/43	200,000	219,613
Jefferies Group LLC 5.125% due 01/20/23	150,000	149,050
8.500% due 07/15/19	125,000	145,841
JPMorgan Chase & Co 1.350% due 02/15/17	200,000	199,636
1.625% due 05/15/18	350,000	347,546
1.800% due 01/25/18	200,000	199,804
2.000% due 08/15/17	250,000	250,926
2.200% due 10/22/19	400,000	397,143
2.350% due 01/28/19	200,000	200,941

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-14

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
3.250% due 09/23/22	$400,000	$402,962
3.625% due 05/13/24	200,000	203,330
4.250% due 10/15/20	250,000	265,498
4.350% due 08/15/21	200,000	213,067
4.400% due 07/22/20	200,000	213,950
4.950% due 06/01/45	200,000	200,715
5.500% due 10/15/40	100,000	113,419
5.600% due 07/15/41	100,000	115,584
6.125% due 06/27/17	100,000	105,933
6.300% due 04/23/19	250,000	280,508
6.400% due 05/15/38	300,000	382,894
KeyCorp 2.300% due 12/13/18	100,000	100,215
2.900% due 09/15/20	120,000	119,731
5.100% due 03/24/21	100,000	109,450
KFW (Germany) 1.000% due 01/26/18	1,000,000	995,165
1.000% due 06/11/18	700,000	694,100
1.250% due 02/15/17	500,000	500,908
1.875% due 04/01/19	200,000	201,633
2.000% due 10/04/22	250,000	246,354
2.000% due 05/02/25	400,000	385,432
2.125% due 01/17/23	650,000	643,422
2.375% due 08/25/21	250,000	253,754
4.000% due 01/27/20	100,000	108,417
4.375% due 03/15/18	200,000	213,376
4.500% due 07/16/18	100,000	107,567
Kilroy Realty LP REIT 3.800% due 01/15/23	100,000	99,280
Kimco Realty Corp REIT 3.125% due 06/01/23	100,000	96,987
6.875% due 10/01/19	25,000	28,741
Landwirtschaftliche Rentenbank (Germany) 1.375% due 10/23/19	100,000	98,686
1.750% due 04/15/19	225,000	226,249
2.000% due 01/13/25	200,000	193,006
5.125% due 02/01/17	100,000	104,380
Leucadia National Corp 6.625% due 10/23/43	100,000	82,073
Liberty Property LP REIT 4.400% due 02/15/24	94,000	95,445
Lincoln National Corp 8.750% due 07/01/19	115,000	138,266
Lloyds Bank PLC (United Kingdom) 2.700% due 08/17/20	200,000	201,725
Lloyds Banking Group PLC (United Kingdom) 4.500% due 11/04/24	300,000	305,126
4.582% due 12/10/25 ~	200,000	200,935
Loews Corp 2.625% due 05/15/23	150,000	143,080
Mack-Cali Realty LP REIT 7.750% due 08/15/19	25,000	27,814
Manufacturers & Traders Trust Co 1.400% due 07/25/17	250,000	248,921
Markel Corp 5.350% due 06/01/21	150,000	164,935
7.125% due 09/30/19	25,000	28,730
Marsh & McLennan Cos Inc 2.550% due 10/15/18	50,000	50,520
3.500% due 03/10/25	75,000	74,022
3.750% due 03/14/26	100,000	100,217
McGraw Hill Financial Inc 4.000% due 06/15/25	50,000	50,236
4.400% due 02/15/26	100,000	102,574
MetLife Inc 3.600% due 04/10/24	300,000	308,361
5.700% due 06/15/35	100,000	115,776
5.875% due 02/06/41	200,000	235,232
6.375% due 06/15/34	100,000	123,025

	Principal Amount	Value
Moody’s Corp 4.875% due 02/15/24	$50,000	$53,311
Morgan Stanley 2.125% due 04/25/18	600,000	601,680
2.500% due 01/24/19	300,000	301,924
4.100% due 05/22/23	600,000	607,519
4.350% due 09/08/26	90,000	90,539
4.875% due 11/01/22	100,000	106,345
5.450% due 01/09/17	300,000	311,482
5.500% due 07/28/21	250,000	280,567
5.625% due 09/23/19	200,000	220,981
5.750% due 01/25/21	200,000	224,907
5.950% due 12/28/17	200,000	215,161
6.625% due 04/01/18	250,000	274,303
7.250% due 04/01/32	100,000	131,333
MUFG Union Bank NA 2.625% due 09/26/18	250,000	252,552
Nasdaq Inc 5.550% due 01/15/20	100,000	109,775
National Australia Bank Ltd (Australia) 3.000% due 01/20/23	200,000	199,617
National City Corp 6.875% due 05/15/19	200,000	226,156
National Retail Properties Inc REIT 3.300% due 04/15/23	100,000	96,432
National Rural Utilities Cooperative Finance Corp 4.023% due 11/01/32	100,000	98,471
4.750% due 04/30/43 §	200,000	197,780
8.000% due 03/01/32	50,000	68,961
Nomura Holdings Inc (Japan) 6.700% due 03/04/20	5,000	5,773
Nordic Investment Bank (Multi-National) 1.125% due 03/19/18	300,000	299,261
Northern Trust Corp 3.375% due 08/23/21	50,000	51,957
Oesterreichische Kontrollbank AG (Austria) 1.125% due 05/29/18	150,000	149,015
1.375% due 02/10/20	200,000	196,225
Omega Healthcare Investors Inc REIT 4.950% due 04/01/24	100,000	101,166
PNC Bank NA 1.850% due 07/20/18	250,000	249,657
2.250% due 07/02/19	250,000	251,308
2.950% due 02/23/25	300,000	290,844
PNC Funding Corp 5.125% due 02/08/20	100,000	110,056
Principal Financial Group Inc 1.850% due 11/15/17	100,000	100,126
4.625% due 09/15/42	100,000	97,832
Private Export Funding Corp 1.375% due 02/15/17	100,000	100,219
2.300% due 09/15/20	150,000	151,068
2.450% due 07/15/24	100,000	96,860
4.300% due 12/15/21	25,000	27,474
Prologis LP REIT 2.750% due 02/15/19	43,000	43,487
3.350% due 02/01/21	100,000	101,385
Prospect Capital Corp 5.000% due 07/15/19	100,000	100,822
Protective Life Corp 8.450% due 10/15/39	25,000	33,083
Prudential Financial Inc
5.200% due 03/15/44 §	100,000	96,925
5.625% due 05/12/41	50,000	55,538
5.875% due 09/15/42 §	100,000	104,450
6.200% due 11/15/40	50,000	59,189
6.625% due 06/21/40	50,000	61,677
7.375% due 06/15/19	320,000	371,661

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-15

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
Realty Income Corp REIT 4.650% due 08/01/23	$50,000	$52,131
5.875% due 03/15/35	50,000	55,750
Regency Centers LP REIT 4.800% due 04/15/21	100,000	107,627
Regions Financial Corp 2.000% due 05/15/18	50,000	49,678
Royal Bank of Canada (Canada) 1.200% due 01/23/17	400,000	399,969
1.200% due 09/19/17	100,000	99,575
1.500% due 01/16/18	200,000	199,139
2.000% due 12/10/18	100,000	99,959
2.150% due 03/06/20	100,000	99,155
2.200% due 09/23/19	200,000	200,350
Royal Bank of Scotland Group PLC (United Kingdom) 6.400% due 10/21/19	150,000	166,586
Santander Bank NA 2.000% due 01/12/18	400,000	397,290
Senior Housing Properties Trust REIT 3.250% due 05/01/19	50,000	49,872
Simon Property Group LP REIT 2.150% due 09/15/17	200,000	201,913
2.200% due 02/01/19	150,000	150,847
4.250% due 10/01/44	200,000	199,445
Sumitomo Mitsui Banking Corp (Japan) 2.500% due 07/19/18	300,000	304,145
3.400% due 07/11/24	300,000	298,237
SunTrust Banks Inc 2.500% due 05/01/19	50,000	50,294
3.500% due 01/20/17	200,000	203,505
Svensk Exportkredit AB (Sweden) 1.875% due 06/23/20	200,000	199,288
Svenska Handelsbanken AB (Sweden) 1.625% due 03/21/18	250,000	249,042
Synchrony Financial 2.600% due 01/15/19	50,000	49,870
3.750% due 08/15/21	200,000	200,124
Tanger Properties LP REIT 3.750% due 12/01/24	50,000	49,120
TD Ameritrade Holding Corp 2.950% due 04/01/22	100,000	99,204
The Allstate Corp 5.750% due 08/15/53 §	200,000	205,975
The Bank of New York Mellon Corp 1.350% due 03/06/18	25,000	24,924
2.100% due 01/15/19	100,000	100,533
2.600% due 08/17/20	500,000	502,419
3.400% due 05/15/24	100,000	102,373
The Bank of Nova Scotia (Canada) 1.300% due 07/21/17	150,000	149,593
1.450% due 04/25/18	100,000	99,295
1.700% due 06/11/18	150,000	149,522
2.050% due 06/05/19	100,000	99,335
2.550% due 01/12/17	200,000	202,701
The Bear Stearns Cos LLC 7.250% due 02/01/18	250,000	275,870
The Charles Schwab Corp 2.200% due 07/25/18	50,000	50,132
3.225% due 09/01/22	25,000	25,358
The Chubb Corp 5.750% due 05/15/18	50,000	54,446
The Goldman Sachs Group Inc 2.375% due 01/22/18	300,000	302,763
2.600% due 04/23/20	150,000	149,811
2.625% due 01/31/19	400,000	403,211
2.900% due 07/19/18	300,000	306,055
3.500% due 01/23/25	150,000	147,820
3.625% due 01/22/23	400,000	405,320
3.750% due 05/22/25	150,000	151,351

	Principal Amount	Value
4.750% due 10/21/45	$100,000	$99,706
5.150% due 05/22/45	280,000	272,810
5.250% due 07/27/21	150,000	166,125
5.375% due 03/15/20	300,000	329,874
5.625% due 01/15/17	225,000	233,757
6.125% due 02/15/33	150,000	176,199
6.150% due 04/01/18	100,000	108,650
6.750% due 10/01/37	200,000	234,340
7.500% due 02/15/19	250,000	286,306
The Hartford Financial Services Group Inc 5.125% due 04/15/22	150,000	165,000
The Huntington National Bank 2.400% due 04/01/20	300,000	296,507
The Korea Development Bank (South Korea) 2.875% due 08/22/18	200,000	203,673
3.875% due 05/04/17	250,000	256,605
The Progressive Corp 3.750% due 08/23/21	100,000	105,819
The Toronto-Dominion Bank (Canada) 1.125% due 05/02/17	150,000	149,561
1.400% due 04/30/18	100,000	99,238
1.750% due 07/23/18	75,000	74,950
2.250% due 11/05/19	100,000	100,068
2.500% due 12/14/20	50,000	50,035
The Travelers Cos Inc 5.750% due 12/15/17	50,000	53,942
6.250% due 06/15/37	125,000	158,359
Torchmark Corp 9.250% due 06/15/19	50,000	60,524
Toyota Motor Credit Corp 1.250% due 10/05/17	300,000	299,190
1.375% due 01/10/18	250,000	250,576
2.050% due 01/12/17	100,000	100,877
2.625% due 01/10/23	100,000	98,245
4.250% due 01/11/21	100,000	108,047
Travelers Property Casualty Corp 6.375% due 03/15/33	100,000	122,930
UBS AG (Switzerland) 1.375% due 06/01/17	300,000	298,653
2.375% due 08/14/19	400,000	399,875
UDR Inc REIT 3.700% due 10/01/20	100,000	103,451
Unum Group 3.875% due 11/05/25	50,000	49,320
US Bancorp 2.950% due 07/15/22	250,000	248,783
3.600% due 09/11/24	400,000	407,269
Ventas Realty LP REIT 1.250% due 04/17/17	57,000	56,601
4.000% due 04/30/19	100,000	104,061
4.125% due 01/15/26	31,000	30,965
Vornado Realty LP REIT 5.000% due 01/15/22	100,000	106,308
Wachovia Corp 5.500% due 08/01/35	200,000	222,698
5.750% due 02/01/18	100,000	108,038
Weingarten Realty Investors REIT 3.375% due 10/15/22	200,000	195,490
Wells Fargo & Co 1.500% due 01/16/18	100,000	99,621
2.125% due 04/22/19	100,000	100,121
2.550% due 12/07/20	170,000	169,264
3.450% due 02/13/23	300,000	301,096
3.500% due 03/08/22	550,000	567,495
4.100% due 06/03/26	300,000	303,232
4.125% due 08/15/23	300,000	311,973
4.600% due 04/01/21	200,000	218,179
5.375% due 02/07/35	100,000	114,652
5.606% due 01/15/44	100,000	111,306

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-16

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
Wells Fargo Bank NA 6.600% due 01/15/38	$100,000	$129,347
Welltower Inc REIT 4.500% due 01/15/24	150,000	153,734
Westpac Banking Corp (Australia) 1.500% due 12/01/17	100,000	99,726
1.950% due 11/23/18	200,000	199,759
2.000% due 08/14/17	300,000	302,006
2.300% due 05/26/20	100,000	99,569
4.875% due 11/19/19	25,000	27,255
Weyerhaeuser Co REIT 7.375% due 03/15/32	100,000	119,238
Willis Group Holdings PLC 5.750% due 03/15/21	100,000	110,686
WP Carey Inc REIT 4.600% due 04/01/24	100,000	99,926
WR Berkley Corp 6.250% due 02/15/37	50,000	58,366
XLIT Ltd (Ireland) 2.300% due 12/15/18	250,000	250,256
5.250% due 12/15/43	50,000	52,092

		84,277,912

Health Care - 2.5%

Abbott Laboratories 2.950% due 03/15/25	100,000	98,933
5.125% due 04/01/19	80,000	87,645
6.150% due 11/30/37	25,000	31,199
AbbVie Inc 1.750% due 11/06/17	200,000	199,712
1.800% due 05/14/18	95,000	94,623
2.000% due 11/06/18	150,000	149,472
2.500% due 05/14/20	150,000	148,669
3.200% due 11/06/22	70,000	69,037
3.600% due 05/14/25	175,000	173,076
4.400% due 11/06/42	125,000	117,179
4.500% due 05/14/35	160,000	157,154
4.700% due 05/14/45	50,000	49,089
Actavis Funding SCS 1.300% due 06/15/17	100,000	99,088
2.350% due 03/12/18	380,000	380,657
2.450% due 06/15/19	65,000	64,360
3.000% due 03/12/20	70,000	70,119
3.800% due 03/15/25	70,000	69,783
4.550% due 03/15/35	320,000	312,008
4.750% due 03/15/45	30,000	29,360
Actavis Inc 3.250% due 10/01/22	100,000	98,512
4.625% due 10/01/42	100,000	95,413
Aetna Inc 2.750% due 11/15/22	125,000	121,625
3.500% due 11/15/24	100,000	100,085
3.950% due 09/01/20	50,000	52,718
4.125% due 11/15/42	100,000	93,935
Agilent Technologies Inc 3.200% due 10/01/22	100,000	97,697
Allergan Inc 2.800% due 03/15/23	25,000	23,588
AmerisourceBergen Corp 3.400% due 05/15/24	100,000	97,902
Amgen Inc 3.625% due 05/22/24	100,000	100,192
5.150% due 11/15/41	174,000	177,139
5.700% due 02/01/19	100,000	110,353
5.750% due 03/15/40	400,000	434,169
6.400% due 02/01/39	225,000	267,565
Anthem Inc 1.875% due 01/15/18	75,000	74,719
2.250% due 08/15/19	200,000	198,968
3.300% due 01/15/23	75,000	73,033

	Principal Amount	Value
4.625% due 05/15/42	$100,000	$94,779
4.650% due 01/15/43	50,000	47,778
5.875% due 06/15/17	100,000	105,749
AstraZeneca PLC (United Kingdom) 1.750% due 11/16/18	50,000	49,881
2.375% due 11/16/20	100,000	99,437
3.375% due 11/16/25	100,000	99,492
4.000% due 09/18/42	25,000	23,409
4.375% due 11/16/45	25,000	25,158
5.900% due 09/15/17	100,000	107,145
6.450% due 09/15/37	100,000	126,788
Baxalta Inc 2.875% due 06/23/20 ~	150,000	148,354
4.000% due 06/23/25 ~	50,000	49,604
5.250% due 06/23/45 ~	30,000	30,161
Baxter International Inc 1.850% due 06/15/18	400,000	397,834
4.250% due 03/15/20	100,000	105,083
Becton Dickinson & Co 3.125% due 11/08/21	100,000	100,978
3.734% due 12/15/24	129,000	130,424
3.875% due 05/15/24	100,000	101,550
6.000% due 05/15/39	300,000	345,587
Biogen Inc 5.200% due 09/15/45	300,000	301,210
Boston Scientific Corp 2.650% due 10/01/18	100,000	100,600
Bristol-Myers Squibb Co 1.750% due 03/01/19	100,000	99,678
3.250% due 08/01/42	100,000	86,811
Cardinal Health Inc 1.950% due 06/15/18	50,000	49,898
3.200% due 06/15/22	100,000	98,970
3.750% due 09/15/25	50,000	50,891
4.900% due 09/15/45	50,000	51,284
Catholic Health Initiatives 4.350% due 11/01/42	150,000	140,596
Celgene Corp 2.125% due 08/15/18	150,000	150,130
2.250% due 05/15/19	200,000	198,424
3.250% due 08/15/22	100,000	99,358
3.875% due 08/15/25	100,000	99,881
4.000% due 08/15/23	100,000	102,849
Cigna Corp 4.375% due 12/15/20	200,000	213,327
4.500% due 03/15/21	100,000	106,271
Covidien International Finance SA 6.000% due 10/15/17	125,000	134,712
Dignity Health 5.267% due 11/01/64	100,000	102,829
Eli Lilly & Co 5.500% due 03/15/27	100,000	118,753
Express Scripts Holding Co 2.650% due 02/15/17	100,000	101,015
Gilead Sciences Inc 1.850% due 09/04/18	40,000	40,197
2.550% due 09/01/20	100,000	100,075
3.250% due 09/01/22	170,000	171,383
3.650% due 03/01/26	100,000	101,014
4.400% due 12/01/21	100,000	108,097
4.500% due 02/01/45	210,000	205,996
4.600% due 09/01/35	45,000	45,820
4.750% due 03/01/46	50,000	50,689
GlaxoSmithKline Capital Inc (United Kingdom) 5.650% due 05/15/18	200,000	218,091
6.375% due 05/15/38	100,000	127,873
GlaxoSmithKline Capital PLC (United Kingdom) 2.850% due 05/08/22	200,000	201,815

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-17

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
Howard Hughes Medical Institute 3.500% due 09/01/23	$75,000	$77,984
Humana Inc 3.850% due 10/01/24	100,000	100,911
4.625% due 12/01/42	100,000	94,254
Johnson & Johnson 1.650% due 12/05/18	150,000	151,499
2.450% due 12/05/21	150,000	152,328
4.850% due 05/15/41	50,000	57,310
5.550% due 08/15/17	50,000	53,482
5.950% due 08/15/37	100,000	129,409
Laboratory Corp of America Holdings 4.625% due 11/15/20	100,000	105,466
4.700% due 02/01/45	50,000	46,090
Life Technologies Corp 6.000% due 03/01/20	100,000	111,003
McKesson Corp 1.292% due 03/10/17	150,000	149,627
3.796% due 03/15/24	300,000	302,116
Medco Health Solutions Inc 4.125% due 09/15/20	50,000	52,516
7.125% due 03/15/18	200,000	221,216
Medtronic Inc 1.375% due 04/01/18	250,000	248,781
1.500% due 03/15/18	55,000	54,990
2.500% due 03/15/20	55,000	55,438
2.750% due 04/01/23	50,000	48,889
3.150% due 03/15/22	125,000	126,492
3.500% due 03/15/25	380,000	384,950
4.375% due 03/15/35	65,000	65,798
4.450% due 03/15/20	25,000	26,946
4.500% due 03/15/42	100,000	100,611
4.625% due 03/15/45	80,000	82,682
Merck & Co Inc 1.100% due 01/31/18	100,000	99,484
2.400% due 09/15/22	100,000	98,094
2.750% due 02/10/25	200,000	194,953
3.600% due 09/15/42	300,000	273,694
4.150% due 05/18/43	100,000	100,642
6.500% due 12/01/33	50,000	63,864
6.550% due 09/15/37	50,000	65,237
Mylan Inc 2.600% due 06/24/18	100,000	99,301
Novartis Capital Corp (Switzerland) 2.400% due 09/21/22	75,000	73,988
3.000% due 11/20/25	100,000	98,789
3.400% due 05/06/24	150,000	155,237
4.000% due 11/20/45	100,000	98,276
4.400% due 04/24/20	50,000	54,831
Novartis Securities Investment Ltd (Switzerland) 5.125% due 02/10/19	125,000	136,965
Perrigo Co PLC 2.300% due 11/08/18	250,000	246,651
Pfizer Inc 1.500% due 06/15/18	150,000	149,859
3.400% due 05/15/24	550,000	564,942
6.200% due 03/15/19	150,000	168,865
Quest Diagnostics Inc 2.500% due 03/30/20	300,000	296,333
4.750% due 01/30/20	15,000	15,915
5.750% due 01/30/40	6,000	6,210
Sanofi (France) 4.000% due 03/29/21	200,000	214,372
St Jude Medical Inc 3.250% due 04/15/23	100,000	98,407
Stryker Corp 4.100% due 04/01/43	100,000	94,713
4.375% due 05/15/44	300,000	297,179

	Principal Amount	Value
Teva Pharmaceutical Finance IV LLC (Israel) 2.250% due 03/18/20	$200,000	$193,802
Thermo Fisher Scientific Inc 3.150% due 01/15/23	100,000	97,546
3.650% due 12/15/25	100,000	99,729
4.150% due 02/01/24	100,000	104,099
UnitedHealth Group Inc 1.625% due 03/15/19	250,000	247,422
1.900% due 07/16/18	60,000	60,216
2.700% due 07/15/20	30,000	30,345
3.750% due 07/15/25	75,000	77,479
4.625% due 11/15/41	300,000	305,179
4.750% due 07/15/45	50,000	52,743
6.875% due 02/15/38	250,000	327,390
Wyeth LLC 5.950% due 04/01/37	50,000	59,563
6.500% due 02/01/34	100,000	124,893
Zimmer Biomet Holdings Inc 3.375% due 11/30/21	100,000	100,278
3.550% due 04/01/25	70,000	68,190
4.250% due 08/15/35	20,000	18,705
4.450% due 08/15/45	365,000	336,827
Zoetis Inc 3.250% due 02/01/23	300,000	286,954

		19,945,453

Industrials - 1.7%

3M Co 2.000% due 06/26/22	400,000	389,574
ABB Finance USA Inc (Switzerland) 2.875% due 05/08/22	100,000	98,703
Air Lease Corp 2.625% due 09/04/18	150,000	148,397
3.375% due 01/15/19	100,000	100,750
American Airlines Pass-Through Trust ‘A’ 4.950% due 07/15/24	173,566	183,329
Boeing Capital Corp 4.700% due 10/27/19	200,000	219,601
Burlington Northern Santa Fe LLC 3.000% due 03/15/23	150,000	148,086
3.650% due 09/01/25	50,000	50,771
4.450% due 03/15/43	300,000	286,373
4.700% due 10/01/19	100,000	108,275
4.700% due 09/01/45	50,000	50,056
5.650% due 05/01/17	100,000	105,205
5.750% due 05/01/40	100,000	112,353
Canadian National Railway Co (Canada) 2.850% due 12/15/21	100,000	100,543
2.950% due 11/21/24	100,000	98,757
6.200% due 06/01/36	50,000	63,152
Canadian Pacific Railway Co (Canada) 2.900% due 02/01/25	150,000	141,485
4.500% due 01/15/22	50,000	53,253
4.800% due 09/15/35	20,000	19,812
6.125% due 09/15/15	30,000	30,492
Caterpillar Inc 3.803% due 08/15/42	100,000	89,769
3.900% due 05/27/21	200,000	212,586
6.050% due 08/15/36	125,000	147,109
Continental Airlines Pass-Through Trust ‘A’ 4.000% due 04/29/26	26,909	27,616
CSX Corp 3.400% due 08/01/24	200,000	199,318
3.700% due 11/01/23	100,000	102,470
5.500% due 04/15/41	75,000	82,904
7.375% due 02/01/19	50,000	57,288
Danaher Corp 1.650% due 09/15/18	35,000	35,000
3.350% due 09/15/25	30,000	30,510

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-18

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
4.375% due 09/15/45	$30,000	$31,065
5.400% due 03/01/19	200,000	220,147
Deere & Co 3.900% due 06/09/42	100,000	95,746
4.375% due 10/16/19	50,000	54,005
Delta Air Lines Pass-Through Trust ‘A’ 4.950% due 11/23/20	58,234	61,219
Dover Corp 5.375% due 03/01/41	50,000	57,203
Eaton Corp 2.750% due 11/02/22	200,000	193,846
4.000% due 11/02/32	100,000	95,571
Embraer SA (Brazil) 5.150% due 06/15/22	100,000	97,250
Emerson Electric Co 2.625% due 12/01/21	100,000	99,449
3.150% due 06/01/25	100,000	99,350
4.250% due 11/15/20	25,000	26,991
FedEx Corp 3.875% due 08/01/42	100,000	86,818
4.000% due 01/15/24	200,000	209,169
4.750% due 11/15/45	50,000	49,701
Flowserve Corp 4.000% due 11/15/23	143,000	141,660
GATX Corp 2.375% due 07/30/18	46,000	45,704
3.250% due 03/30/25	100,000	92,642
General Dynamics Corp 1.000% due 11/15/17	50,000	49,860
3.600% due 11/15/42	200,000	184,617
General Electric Co 2.700% due 10/09/22	100,000	99,737
3.375% due 03/11/24	250,000	259,035
4.125% due 10/09/42	100,000	97,913
5.250% due 12/06/17	100,000	106,807
Honeywell International Inc 5.000% due 02/15/19	100,000	109,586
5.300% due 03/01/18	125,000	134,937
Illinois Tool Works Inc 1.950% due 03/01/19	150,000	150,260
4.875% due 09/15/41	100,000	108,642
Ingersoll-Rand Global Holding Co Ltd 4.250% due 06/15/23	100,000	103,168
JB Hunt Transport Services Inc 3.300% due 08/15/22	50,000	49,607
John Deere Capital Corp 1.350% due 01/16/18	100,000	99,633
1.400% due 03/15/17	100,000	100,179
1.750% due 08/10/18	50,000	50,036
1.950% due 12/13/18	200,000	200,979
2.450% due 09/11/20	50,000	49,948
2.750% due 03/15/22	100,000	99,579
3.400% due 09/11/25	50,000	50,777
Kansas City Southern 4.950% due 08/15/45 ~	100,000	98,229
Koninklijke Philips NV (Netherlands) 5.750% due 03/11/18	50,000	53,543
L-3 Communications Corp 5.200% due 10/15/19	100,000	106,014
Lockheed Martin Corp 1.850% due 11/23/18	35,000	34,967
2.500% due 11/23/20	50,000	49,881
2.900% due 03/01/25	50,000	48,098
3.550% due 01/15/26	100,000	100,720
3.600% due 03/01/35	25,000	22,430
3.800% due 03/01/45	20,000	17,790
4.250% due 11/15/19	100,000	107,395
4.500% due 05/15/36	20,000	20,300
4.700% due 05/15/46	44,000	45,460
6.150% due 09/01/36	100,000	119,664

	Principal Amount	Value
Norfolk Southern Corp 2.903% due 02/15/23	$100,000	$96,769
3.000% due 04/01/22	100,000	98,992
4.650% due 01/15/46	50,000	47,965
4.800% due 08/15/43	100,000	97,516
4.837% due 10/01/41	50,000	48,743
5.900% due 06/15/19	50,000	55,632
Northrop Grumman Corp 3.250% due 08/01/23	100,000	100,205
3.500% due 03/15/21	100,000	103,408
3.850% due 04/15/45	100,000	90,289
Owens Corning 4.200% due 12/15/22	138,000	138,374
Parker-Hannifin Corp 6.250% due 05/15/38	100,000	126,649
Pentair Finance SA (United Kingdom) 2.900% due 09/15/18	250,000	249,071
Pitney Bowes Inc 4.625% due 03/15/24	100,000	98,175
5.600% due 03/15/18	50,000	52,906
Precision Castparts Corp 2.500% due 01/15/23	100,000	96,653
3.250% due 06/15/25	50,000	49,763
4.200% due 06/15/35	50,000	49,818
4.375% due 06/15/45	50,000	50,224
Raytheon Co 2.500% due 12/15/22	125,000	122,554
4.400% due 02/15/20	25,000	27,085
Republic Services Inc 3.200% due 03/15/25	100,000	96,469
3.800% due 05/15/18	200,000	207,309
5.500% due 09/15/19	27,000	29,741
6.200% due 03/01/40	200,000	235,008
Rockwell Automation Inc 2.050% due 03/01/20	100,000	99,214
Rockwell Collins Inc 5.250% due 07/15/19	100,000	108,942
Roper Technologies Inc 1.850% due 11/15/17	100,000	99,528
Ryder System Inc 2.350% due 02/26/19	125,000	123,984
2.500% due 03/01/17	50,000	50,349
Southwest Airlines Co 2.750% due 11/06/19	50,000	50,453
Stanley Black & Decker Inc 2.451% due 11/17/18	100,000	100,461
2.900% due 11/01/22	50,000	49,077
The Boeing Co 5.875% due 02/15/40	50,000	63,136
6.000% due 03/15/19	100,000	112,261
The Dun & Bradstreet Corp 3.250% due 12/01/17	200,000	201,659
Tyco International Finance SA 3.900% due 02/14/26	50,000	50,244
Union Pacific Corp 2.250% due 06/19/20	50,000	50,112
3.250% due 08/15/25	50,000	50,896
3.646% due 02/15/24	92,000	96,175
4.750% due 09/15/41	100,000	107,136
4.750% due 12/15/43	100,000	107,775
United Airlines Pass-Through Trust ‘A’ 4.000% due 10/11/27	103,820	106,286
United Airlines Pass-Through Trust ‘AA’ 3.450% due 06/01/29	25,000	25,250
United Parcel Service Inc 1.125% due 10/01/17	50,000	49,978
2.450% due 10/01/22	100,000	99,013
3.125% due 01/15/21	100,000	104,071
5.500% due 01/15/18	50,000	54,140
6.200% due 01/15/38	50,000	64,213

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-19

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
United Technologies Corp 1.800% due 06/01/17	$100,000	$100,589
3.100% due 06/01/22	200,000	203,820
4.500% due 06/01/42	300,000	302,801
6.125% due 02/01/19	200,000	223,199
US Airways Pass-Through Trust ‘A’ 4.625% due 12/03/26	82,915	86,128
Verisk Analytics Inc 4.125% due 09/12/22	100,000	100,957
Waste Management Inc 6.100% due 03/15/18	250,000	272,673
WW Grainger Inc 4.600% due 06/15/45	20,000	20,977

		13,885,679

Information Technology - 1.7%

Adobe Systems Inc 4.750% due 02/01/20	100,000	108,420
Alibaba Group Holding Ltd (China) 3.125% due 11/28/21	200,000	194,335
3.600% due 11/28/24	200,000	191,768
Altera Corp 2.500% due 11/15/18	100,000	100,899
Amphenol Corp 2.550% due 01/30/19	200,000	200,206
Apple Inc 1.550% due 02/07/20	100,000	98,430
2.000% due 05/06/20	400,000	399,943
2.400% due 05/03/23	450,000	439,160
2.500% due 02/09/25	400,000	383,213
3.450% due 05/06/24	300,000	311,148
3.450% due 02/09/45	50,000	43,155
Applied Materials Inc 2.625% due 10/01/20	50,000	49,981
3.900% due 10/01/25	35,000	35,252
5.100% due 10/01/35	35,000	35,667
Arrow Electronics Inc 6.000% due 04/01/20	25,000	27,206
Autodesk Inc 3.125% due 06/15/20	100,000	99,497
Automatic Data Processing Inc 2.250% due 09/15/20	50,000	50,244
3.375% due 09/15/25	25,000	25,538
Baidu Inc (China) 2.250% due 11/28/17	200,000	200,273
Broadcom Corp 3.500% due 08/01/24	200,000	200,893
CA Inc 2.875% due 08/15/18	100,000	100,469
CDK Global Inc 3.300% due 10/15/19	35,000	34,770
Cisco Systems Inc 2.125% due 03/01/19	200,000	201,813
2.450% due 06/15/20	100,000	101,034
3.000% due 06/15/22	60,000	61,083
4.950% due 02/15/19	200,000	218,665
5.500% due 01/15/40	250,000	293,926
Corning Inc 1.450% due 11/15/17	100,000	99,188
1.500% due 05/08/18	100,000	98,322
eBay Inc 1.350% due 07/15/17	100,000	99,253
3.250% due 10/15/20	200,000	203,494
EMC Corp 1.875% due 06/01/18	100,000	93,351
3.375% due 06/01/23	100,000	81,491
Fidelity National Information Services Inc 3.500% due 04/15/23	108,000	103,291
3.625% due 10/15/20	100,000	101,455
5.000% due 10/15/25	300,000	310,246

	Principal Amount	Value
Fiserv Inc 2.700% due 06/01/20	$50,000	$49,648
3.850% due 06/01/25	100,000	100,067
Flextronics International Ltd 4.750% due 06/15/25 ~	50,000	48,813
Harris Corp 2.700% due 04/27/20	200,000	196,477
Hewlett Packard Enterprise Co 2.850% due 10/05/18 ~	150,000	150,044
3.600% due 10/15/20 ~	50,000	50,174
4.900% due 10/15/25 ~	250,000	245,991
6.200% due 10/15/35 ~	50,000	48,290
6.350% due 10/15/45 ~	50,000	47,618
HP Inc 3.750% due 12/01/20	9,000	8,942
4.050% due 09/15/22	200,000	190,796
4.650% due 12/09/21	150,000	149,637
6.000% due 09/15/41	55,000	48,172
Ingram Micro Inc 4.950% due 12/15/24	50,000	49,930
Intel Corp 2.450% due 07/29/20	160,000	162,004
3.300% due 10/01/21	250,000	259,304
3.700% due 07/29/25	145,000	150,183
4.800% due 10/01/41	185,000	193,120
4.900% due 07/29/45	40,000	42,384
International Business Machines Corp 1.125% due 02/06/18	100,000	99,367
1.250% due 02/08/18	100,000	99,854
1.625% due 05/15/20	150,000	146,384
1.875% due 05/15/19	100,000	99,932
3.375% due 08/01/23	300,000	305,049
5.600% due 11/30/39	26,000	30,355
5.700% due 09/14/17	100,000	107,289
8.375% due 11/01/19	100,000	123,758
Keysight Technologies Inc 4.550% due 10/30/24	100,000	96,315
KLA-Tencor Corp 5.650% due 11/01/34	38,000	37,104
Microsoft Corp 1.300% due 11/03/18	60,000	59,926
2.000% due 11/03/20	100,000	100,107
2.375% due 02/12/22	200,000	197,641
2.375% due 05/01/23	100,000	97,180
3.125% due 11/03/25	100,000	100,705
3.500% due 11/15/42	100,000	88,989
3.750% due 02/12/45	200,000	184,756
4.450% due 11/03/45	100,000	103,385
4.750% due 11/03/55	50,000	51,922
5.200% due 06/01/39	135,000	152,863
5.300% due 02/08/41	200,000	230,995
Motorola Solutions Inc 3.500% due 03/01/23	150,000	131,846
NetApp Inc 3.375% due 06/15/21	50,000	48,891
Oracle Corp 1.200% due 10/15/17	300,000	300,253
2.250% due 10/08/19	300,000	303,403
2.950% due 05/15/25	150,000	146,631
3.900% due 05/15/35	105,000	98,688
4.300% due 07/08/34	100,000	99,598
4.375% due 05/15/55	450,000	412,476
5.000% due 07/08/19	100,000	110,067
5.750% due 04/15/18	100,000	109,159
6.125% due 07/08/39	100,000	121,154
6.500% due 04/15/38	100,000	125,645
QUALCOMM Inc 2.250% due 05/20/20	100,000	99,134
3.450% due 05/20/25	150,000	144,068
4.800% due 05/20/45	150,000	133,634

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-20

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
Seagate HDD Cayman 3.750% due 11/15/18	$100,000	$99,336
5.750% due 12/01/34 ~	50,000	35,074
Symantec Corp 2.750% due 06/15/17	100,000	99,902
Telefonaktiebolaget LM Ericsson (Sweden) 4.125% due 05/15/22	100,000	102,725
Texas Instruments Inc 1.000% due 05/01/18	200,000	197,291
Tyco Electronics Group SA (Switzerland) 2.375% due 12/17/18	50,000	49,973
4.875% due 01/15/21	30,000	32,400
Visa Inc 1.200% due 12/14/17	25,000	24,982
2.200% due 12/14/20	350,000	349,978
2.800% due 12/14/22	50,000	50,136
3.150% due 12/14/25	200,000	200,672
4.150% due 12/14/35	30,000	30,345
4.300% due 12/14/45	100,000	101,613
Xerox Corp 3.500% due 08/20/20	50,000	48,875
3.800% due 05/15/24	150,000	139,673
5.625% due 12/15/19	100,000	106,476

		14,156,647

Materials - 1.0%

Agrium Inc (Canada) 5.250% due 01/15/45	145,000	135,643
Air Products & Chemicals Inc 3.350% due 07/31/24	100,000	99,928
4.375% due 08/21/19	25,000	26,726
Airgas Inc 3.050% due 08/01/20	100,000	100,737
Albemarle Corp 5.450% due 12/01/44	50,000	48,529
Barrick Gold Corp (Canada) 4.100% due 05/01/23	63,000	54,132
5.250% due 04/01/42	100,000	67,532
BHP Billiton Finance USA Ltd (Australia) 2.050% due 09/30/18	200,000	196,629
5.000% due 09/30/43	150,000	136,413
6.500% due 04/01/19	300,000	330,729
Celulosa Arauco y Constitucion SA (Chile) 4.750% due 01/11/22	100,000	102,042
CF Industries Inc 3.450% due 06/01/23	225,000	209,776
Eastman Chemical Co 3.800% due 03/15/25	100,000	97,088
4.650% due 10/15/44	50,000	44,522
4.800% due 09/01/42	100,000	92,149
Ecolab Inc 1.450% due 12/08/17	150,000	148,657
4.350% due 12/08/21	100,000	106,921
EI du Pont de Nemours & Co 4.150% due 02/15/43	100,000	87,490
4.625% due 01/15/20	150,000	157,958
5.750% due 03/15/19	200,000	219,742
FMC Corp 4.100% due 02/01/24	50,000	49,447
Freeport-McMoRan Inc 2.150% due 03/01/17	200,000	184,000
3.100% due 03/15/20	150,000	96,750
3.875% due 03/15/23	300,000	172,500
Georgia-Pacific LLC 8.875% due 05/15/31	100,000	140,387
Goldcorp Inc (Canada) 3.700% due 03/15/23	250,000	228,705
International Paper Co 4.750% due 02/15/22	125,000	133,708
6.000% due 11/15/41	200,000	210,430

	Principal Amount	Value
7.500% due 08/15/21	$40,000	$47,574
7.950% due 06/15/18	100,000	113,461
LyondellBasell Industries NV 4.625% due 02/26/55	75,000	61,064
6.000% due 11/15/21	200,000	224,838
MeadWestvaco Corp 7.375% due 09/01/19	100,000	114,075
Monsanto Co 1.850% due 11/15/18	100,000	99,016
3.375% due 07/15/24	100,000	95,588
3.600% due 07/15/42	50,000	36,287
4.400% due 07/15/44	100,000	83,135
Newmont Mining Corp 3.500% due 03/15/22	100,000	89,286
5.875% due 04/01/35	100,000	81,825
Nucor Corp 4.000% due 08/01/23	25,000	24,288
4.125% due 09/15/22	50,000	50,973
5.200% due 08/01/43	25,000	22,764
Packaging Corp of America 3.650% due 09/15/24	100,000	97,408
Potash Corp of Saskatchewan Inc (Canada) 4.875% due 03/30/20	250,000	271,386
PPG Industries Inc 2.300% due 11/15/19	100,000	99,084
3.600% due 11/15/20	50,000	51,428
Praxair Inc 1.050% due 11/07/17	50,000	49,572
1.250% due 11/07/18	150,000	148,057
2.200% due 08/15/22	100,000	95,680
Rio Tinto Finance USA Ltd (United Kingdom) 3.500% due 11/02/20	100,000	98,165
7.125% due 07/15/28	50,000	59,088
9.000% due 05/01/19	150,000	175,261
Rio Tinto Finance USA PLC (United Kingdom) 1.625% due 08/21/17	100,000	98,609
4.750% due 03/22/42	400,000	344,332
RPM International Inc 5.250% due 06/01/45	50,000	47,115
Sonoco Products Co 5.750% due 11/01/40	200,000	217,515
Southern Copper Corp (Peru) 5.250% due 11/08/42	150,000	108,823
7.500% due 07/27/35	50,000	46,925
The Dow Chemical Co 4.125% due 11/15/21	200,000	210,001
4.250% due 11/15/20	100,000	104,952
4.250% due 10/01/34	200,000	181,030
The Mosaic Co 5.450% due 11/15/33	163,000	165,171
The Sherwin-Williams Co 4.000% due 12/15/42	50,000	47,332
The Valspar Corp 3.950% due 01/15/26	50,000	49,804
7.250% due 06/15/19	25,000	28,395
Vale Overseas Ltd (Brazil) 4.375% due 01/11/22	300,000	227,502
6.250% due 01/23/17	100,000	99,910
6.875% due 11/21/36	150,000	105,606
8.250% due 01/17/34	100,000	80,611

		8,132,206

Telecommunication Services - 1.2%

America Movil SAB de CV (Mexico) 5.000% due 10/16/19	250,000	270,545
6.125% due 03/30/40	250,000	276,480
6.375% due 03/01/35	125,000	140,546

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-21

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
AT&T Inc 1.400% due 12/01/17	$400,000	$398,357
2.450% due 06/30/20	200,000	197,248
2.625% due 12/01/22	125,000	118,770
3.000% due 02/15/22	100,000	98,218
3.000% due 06/30/22	95,000	92,548
3.400% due 05/15/25	300,000	288,935
4.300% due 12/15/42	393,000	337,029
4.350% due 06/15/45	177,000	152,704
4.450% due 05/15/21	250,000	266,501
4.500% due 05/15/35	90,000	83,507
4.750% due 05/15/46	265,000	243,520
5.350% due 09/01/40	161,000	159,558
5.800% due 02/15/19	200,000	220,845
6.550% due 02/15/39	100,000	112,677
British Telecommunications PLC (United Kingdom) 1.250% due 02/14/17	300,000	298,674
9.625% due 12/15/30	50,000	73,202
CC Holdings GS V LLC 3.849% due 04/15/23	100,000	98,366
Deutsche Telekom International Finance BV (Germany) 8.750% due 06/15/30	185,000	257,235
Embarq Corp 7.995% due 06/01/36	150,000	154,875
Orange SA (France) 2.750% due 02/06/19	100,000	101,501
5.375% due 01/13/42	150,000	155,635
9.000% due 03/01/31	50,000	70,736
Qwest Corp 6.750% due 12/01/21	100,000	105,000
Rogers Communications Inc (Canada) 4.500% due 03/15/43	25,000	23,342
5.000% due 03/15/44	100,000	100,982
6.800% due 08/15/18	100,000	111,699
Telefonica Emisiones SAU (Spain) 5.462% due 02/16/21	40,000	44,760
7.045% due 06/20/36	150,000	180,827
Telefonica Europe BV (Spain) 8.250% due 09/15/30	250,000	327,951
Verizon Communications Inc 1.350% due 06/09/17	300,000	299,251
2.550% due 06/17/19	200,000	202,709
3.000% due 11/01/21	85,000	84,903
3.450% due 03/15/21	200,000	204,957
3.500% due 11/01/21	200,000	204,575
4.272% due 01/15/36	57,000	51,616
4.500% due 09/15/20	229,000	246,334
4.522% due 09/15/48	309,000	277,426
4.672% due 03/15/55	294,000	256,090
5.150% due 09/15/23	150,000	165,181
5.850% due 09/15/35	300,000	321,604
6.350% due 04/01/19	250,000	281,501
6.400% due 09/15/33	434,000	495,833
6.400% due 02/15/38	250,000	285,809
6.550% due 09/15/43	281,000	334,758
Vodafone Group PLC (United Kingdom) 5.450% due 06/10/19	150,000	164,561
5.625% due 02/27/17	350,000	365,535
6.150% due 02/27/37	150,000	148,379
7.875% due 02/15/30	50,000	61,153

		10,014,948

Utilities - 1.8%

AGL Capital Corp 3.500% due 09/15/21	150,000	150,583
Alabama Power Co 4.100% due 01/15/42	300,000	285,685
4.150% due 08/15/44	90,000	85,741

	Principal Amount	Value
Ameren Illinois Co 3.250% due 03/01/25	$50,000	$50,376
4.150% due 03/15/46	50,000	50,015
American Water Capital Corp 4.300% due 12/01/42	100,000	101,364
Appalachian Power Co 3.400% due 06/01/25	100,000	97,864
4.600% due 03/30/21	50,000	53,408
7.000% due 04/01/38	150,000	187,551
Arizona Public Service Co 4.500% due 04/01/42	100,000	102,722
4.700% due 01/15/44	100,000	106,502
Atmos Energy Corp 4.150% due 01/15/43	64,000	62,061
Avista Corp 5.125% due 04/01/22	15,000	16,477
Baltimore Gas & Electric Co 3.500% due 11/15/21	25,000	25,937
Berkshire Hathaway Energy Co 1.100% due 05/15/17	100,000	99,123
5.150% due 11/15/43	200,000	211,837
6.125% due 04/01/36	100,000	116,898
6.500% due 09/15/37	100,000	122,129
CenterPoint Energy Houston Electric LLC 2.250% due 08/01/22	100,000	96,204
CenterPoint Energy Resources Corp 4.500% due 01/15/21	100,000	105,116
CMS Energy Corp 6.250% due 02/01/20	100,000	113,539
Commonwealth Edison Co 3.800% due 10/01/42	100,000	92,391
4.000% due 08/01/20	100,000	105,802
Consolidated Edison Co of New York Inc 3.950% due 03/01/43	100,000	92,626
4.500% due 12/01/45	100,000	101,473
5.850% due 04/01/18	100,000	108,165
6.650% due 04/01/19	150,000	170,346
Consumers Energy Co 6.700% due 09/15/19	125,000	143,995
Dominion Gas Holdings LLC 3.550% due 11/01/23	100,000	98,752
Dominion Resources Inc 1.900% due 06/15/18	100,000	99,101
4.700% due 12/01/44	100,000	97,780
5.200% due 08/15/19	120,000	130,744
DTE Electric Co 3.375% due 03/01/25	50,000	51,150
3.650% due 03/15/24	51,000	53,378
DTE Energy Co 3.300% due 06/15/22 ~	50,000	50,245
3.850% due 12/01/23	100,000	102,933
Duke Energy Carolinas LLC 3.750% due 06/01/45	200,000	185,690
6.050% due 04/15/38	110,000	136,847
6.100% due 06/01/37	25,000	30,271
7.000% due 11/15/18	100,000	114,076
Duke Energy Corp 2.100% due 06/15/18	100,000	100,191
3.550% due 09/15/21	100,000	102,280
3.750% due 04/15/24	300,000	304,705
Duke Energy Indiana Inc 4.200% due 03/15/42	125,000	122,820
4.900% due 07/15/43	100,000	108,318
Empresa Nacional de Electricidad SA (Chile) 4.250% due 04/15/24	50,000	49,564
Entergy Arkansas Inc 4.950% due 12/15/44	50,000	49,425
Entergy Corp 4.700% due 01/15/17	150,000	153,848

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-22

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
Entergy Gulf States Louisiana LLC 5.590% due 10/01/24	$50,000	$57,047
Eversource Energy 2.800% due 05/01/23	100,000	96,492
Exelon Corp 2.850% due 06/15/20	50,000	49,792
3.950% due 06/15/25 ~	100,000	100,121
4.950% due 06/15/35 ~	35,000	35,202
5.100% due 06/15/45 ~	35,000	35,053
Exelon Generation Co LLC 2.950% due 01/15/20	100,000	99,766
5.200% due 10/01/19	300,000	323,525
Florida Power & Light Co 4.950% due 06/01/35	100,000	109,945
5.690% due 03/01/40	35,000	42,698
5.950% due 02/01/38	125,000	155,983
Georgia Power Co 2.850% due 05/15/22	100,000	98,287
4.300% due 03/15/42	100,000	92,568
Great Plains Energy Inc 4.850% due 06/01/21	100,000	107,574
Indiana Michigan Power Co 3.200% due 03/15/23	50,000	49,396
Interstate Power & Light Co 3.400% due 08/15/25	150,000	151,084
ITC Holdings Corp 3.650% due 06/15/24	25,000	24,683
Kansas City Power & Light Co 3.650% due 08/15/25	50,000	50,456
Kentucky Utilities Co 4.650% due 11/15/43	200,000	210,827
MidAmerican Energy Co 2.400% due 03/15/19	150,000	151,241
6.750% due 12/30/31	100,000	128,031
National Fuel Gas Co 3.750% due 03/01/23	100,000	92,767
Nevada Power Co 5.450% due 05/15/41	300,000	337,564
NextEra Energy Capital Holdings Inc 1.586% due 06/01/17	55,000	54,821
2.056% due 09/01/17	100,000	100,132
2.700% due 09/15/19	100,000	99,646
4.500% due 06/01/21	50,000	53,156
NiSource Finance Corp 4.800% due 02/15/44	100,000	101,955
5.250% due 02/15/43	100,000	106,681
6.125% due 03/01/22	50,000	57,310
Northern States Power Co 2.150% due 08/15/22	100,000	96,571
2.600% due 05/15/23	100,000	97,571
NSTAR Electric Co 2.375% due 10/15/22	100,000	96,369
3.250% due 11/15/25	50,000	50,004
Oglethorpe Power Corp 4.550% due 06/01/44	50,000	47,568
Ohio Edison Co 6.875% due 07/15/36	150,000	176,387
Ohio Power Co 5.375% due 10/01/21	30,000	33,450
Oklahoma Gas & Electric Co 4.550% due 03/15/44	100,000	102,159
Oncor Electric Delivery Co LLC 2.150% due 06/01/19	50,000	49,241
5.300% due 06/01/42	100,000	104,457
7.000% due 05/01/32	50,000	62,295
ONE Gas Inc 4.658% due 02/01/44	200,000	207,676
Pacific Gas & Electric Co 2.450% due 08/15/22	100,000	96,862
3.500% due 06/15/25	100,000	101,377

	Principal Amount	Value
3.850% due 11/15/23	$50,000	$52,045
4.300% due 03/15/45	105,000	104,062
4.750% due 02/15/44	100,000	104,316
6.050% due 03/01/34	250,000	299,108
PECO Energy Co 3.150% due 10/15/25	50,000	49,922
Piedmont Natural Gas Co Inc 4.650% due 08/01/43	35,000	36,045
Potomac Electric Power Co 3.600% due 03/15/24	100,000	103,549
PPL Capital Funding Inc 1.900% due 06/01/18	60,000	59,476
PPL Electric Utilities Corp 2.500% due 09/01/22	100,000	97,906
4.150% due 10/01/45	25,000	24,745
4.750% due 07/15/43	50,000	54,024
5.200% due 07/15/41	25,000	28,368
Progress Energy Inc 7.750% due 03/01/31	100,000	129,126
PSEG Power LLC 2.450% due 11/15/18	200,000	201,362
4.150% due 09/15/21	100,000	101,849
Public Service Co of Colorado 2.900% due 05/15/25	100,000	98,476
4.300% due 03/15/44	200,000	204,344
Public Service Co of New Mexico 3.850% due 08/01/25	50,000	49,594
Public Service Electric & Gas Co 3.050% due 11/15/24	50,000	49,897
4.050% due 05/01/45	50,000	49,089
Puget Energy Inc 3.650% due 05/15/25	100,000	97,132
6.000% due 09/01/21	100,000	112,826
Puget Sound Energy Inc 5.795% due 03/15/40	25,000	30,085
San Diego Gas & Electric Co 3.000% due 08/15/21	100,000	102,213
3.600% due 09/01/23	100,000	104,258
Sempra Energy 9.800% due 02/15/19	50,000	60,563
South Carolina Electric & Gas Co 4.600% due 06/15/43	100,000	100,609
5.300% due 05/15/33	50,000	54,543
5.450% due 02/01/41	50,000	55,138
Southern California Edison Co 3.500% due 10/01/23	100,000	103,293
3.875% due 06/01/21	100,000	105,906
3.900% due 03/15/43	50,000	47,780
4.500% due 09/01/40	50,000	52,270
5.500% due 08/15/18	100,000	109,003
Southern California Gas Co 3.150% due 09/15/24	100,000	99,772
4.450% due 03/15/44	100,000	104,046
Southwestern Electric Power Co 3.900% due 04/01/45	50,000	43,932
6.200% due 03/15/40	50,000	59,089
Southwestern Public Service Co 3.300% due 06/15/24	50,000	50,593
Tampa Electric Co 4.200% due 05/15/45	100,000	97,077
6.100% due 05/15/18	35,000	38,095
The Connecticut Light & Power Co 4.150% due 06/01/45	25,000	24,770
The Southern Co 2.750% due 06/15/20	100,000	99,117
TransAlta Corp (Canada) 1.900% due 06/03/17	63,000	61,209
Tucson Electric Power Co 3.050% due 03/15/25	50,000	47,472

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-23

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
Union Electric Co 8.450% due 03/15/39	$100,000	$155,205
Virginia Electric & Power Co 1.200% due 01/15/18	100,000	99,033
2.950% due 01/15/22	100,000	100,721
3.450% due 02/15/24	100,000	102,102
4.650% due 08/15/43	100,000	105,975
5.000% due 06/30/19	35,000	38,109
8.875% due 11/15/38	25,000	39,335
WEC Energy Group Inc 3.550% due 06/15/25	100,000	100,775
Westar Energy Inc 4.100% due 04/01/43	100,000	97,278
Wisconsin Electric Power Co 1.700% due 06/15/18	100,000	99,602
4.250% due 12/15/19	25,000	26,869

		14,416,936

Total Corporate Bonds & Notes (Cost $220,721,776)		217,659,344

MORTGAGE-BACKED SECURITIES - 30.2%

Collateralized Mortgage Obligations - Commercial - 1.8%

Banc of America Commercial Mortgage Trust 5.619% due 04/10/49 " §	100,000	101,304
5.629% due 04/10/49 " §	200,000	206,626
Bear Stearns Commercial Mortgage Securities Trust 5.882% due 06/11/50 " §	450,000	473,786
Citigroup Commercial Mortgage Trust 3.372% due 10/10/47 "	700,000	701,602
5.710% due 12/10/49 " §	200,000	206,862
Commercial Mortgage Trust 3.660% due 10/10/46 "	400,000	417,608
3.819% due 06/10/47 "	900,000	930,147
Fannie Mae 2.323% due 11/25/18 " §	794,049	805,728
2.717% due 02/25/22 "	500,000	504,514
Freddie Mac Multifamily Structured Pass-Through Certificates 1.875% due 04/25/22 "	440,651	440,156
3.171% due 10/25/24 "	1,500,000	1,529,310
3.250% due 04/25/23 " §	1,700,000	1,762,373
3.398% due 07/25/19 "	366,465	377,966
JPMBB Commercial Mortgage Securities Trust 4.133% due 08/15/46 " §	600,000	636,822
JPMorgan Chase Commercial Mortgage Securities Trust 2.665% due 01/15/46 "	1,000,000	1,011,880
3.143% due 12/15/47 "	500,000	501,574
5.192% due 05/15/45 " §	300,000	309,026
LB-UBS Commercial Mortgage Trust 5.866% due 09/15/45 " §	73,652	77,376
ML-CFC Commercial Mortgage Trust 5.877% due 08/12/49 " §	175,000	182,542
Morgan Stanley Capital I Trust 5.439% due 02/12/44 "	7,575	7,567
5.569% due 12/15/44 "	408,112	425,143
5.809% due 12/12/49 "	318,751	333,295
5.917% due 06/11/49 " §	83,514	86,838
UBS Commercial Mortgage Trust 4.171% due 05/10/45 "	500,000	526,307
UBS-Barclays Commercial Mortgage Trust 3.525% due 05/10/63 "	250,000	256,613
Wells Fargo Commercial Mortgage Trust 3.664% due 09/15/58 "	1,000,000	1,017,921
WFRBS Commercial Mortgage Trust 2.870% due 11/15/45 "	700,000	695,522

		14,526,408

	Principal Amount	Value
Fannie Mae - 13.3%

2.151% due 04/01/44 " §	$874,448	$906,440
2.409% due 06/01/38 " §	10,268	10,900
2.440% due 08/01/39 " §	25,348	26,850
2.500% due 10/01/27 - 01/01/43 "	6,586,354	6,654,024
3.000% due 05/01/22 - 09/01/45 "	25,797,982	26,149,377
3.500% due 10/01/25 - 01/01/46 "	32,149,855	33,310,319
4.000% due 09/01/18 - 01/01/46 "	19,598,416	20,765,397
4.500% due 05/01/18 - 09/01/43 "	9,116,337	9,861,751
5.000% due 12/01/17 - 01/01/42 "	4,968,081	5,469,289
5.500% due 11/01/33 - 07/01/41 "	3,229,073	3,615,461
6.000% due 09/01/34 - 06/01/40 "	1,397,325	1,581,234
6.500% due 09/01/36 - 07/01/38 "	245,074	288,319

		108,639,361

Freddie Mac - 7.5%

2.500% due 08/01/28 - 01/01/31 "	5,556,210	5,625,817
3.000% due 09/01/26 - 08/01/45 "	14,826,019	14,995,451
3.500% due 06/01/21 - 01/01/46 "	16,111,231	16,616,499
4.000% due 02/01/25 - 01/01/46 "	10,962,523	11,603,786
4.500% due 08/01/24 - 10/01/41 "	6,117,188	6,609,975
5.000% due 03/01/19 - 03/01/41 "	2,760,108	3,022,759
5.500% due 12/01/16 - 08/01/40 "	1,378,428	1,527,373
6.000% due 04/01/36 - 05/01/40 "	1,391,605	1,573,808
6.500% due 08/01/37 - 04/01/39 "	140,814	162,429

		61,737,897

Government National Mortgage Association - 7.6%

2.500% due 01/20/43 "	350,533	341,366
3.000% due 08/20/42 - 08/20/45 "	12,090,594	12,291,413
3.500% due 10/15/41 - 01/01/46 "	22,251,114	23,233,096
4.000% due 06/15/39 - 01/01/46 "	12,378,336	13,184,420
4.500% due 02/15/39 - 06/20/45 "	7,131,029	7,700,672
5.000% due 05/15/36 - 10/20/43 "	3,053,284	3,370,844
5.500% due 04/15/37 - 04/15/40 "	1,228,475	1,373,065
6.000% due 01/15/38 - 06/15/41 "	433,927	490,542
6.500% due 10/15/38 - 02/15/39 "	66,499	76,139

		62,061,557

Total Mortgage-Backed Securities (Cost $245,862,702)		246,965,223

ASSET-BACKED SECURITIES - 0.5%

American Express Credit Account Master Trust 1.430% due 06/15/20 "	700,000	699,081
Carmax Auto Owner Trust 0.840% due 11/15/18 "	300,000	297,759
CenterPoint Energy Restoration Bond Co LLC 3.460% due 08/15/19 "	168,534	172,554
Chase Issuance Trust 1.580% due 08/16/21 "	200,000	197,191
Citibank Credit Card Issuance Trust 2.680% due 06/07/23 "	500,000	508,218
5.350% due 02/07/20 "	350,000	376,643
5.650% due 09/20/19 "	100,000	106,863
6.150% due 06/15/39 "	250,000	318,285
Hyundai Auto Receivables Trust 1.550% due 03/15/19 "	250,000	250,481
Nissan Auto Receivables Owner Trust 1.110% due 05/15/19 "	1,000,000	997,196

Total Asset-Backed Securities (Cost $3,960,676)		3,924,271

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-24

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
U.S. GOVERNMENT AGENCY ISSUES - 2.7%

Fannie Mae 0.750% due 04/20/17	$500,000	$498,703
0.875% due 08/28/17	150,000	149,324
0.875% due 10/26/17	400,000	398,372
0.875% due 12/20/17	350,000	348,448
0.875% due 02/08/18	750,000	745,431
0.875% due 05/21/18	500,000	495,532
1.000% due 09/27/17	250,000	249,517
1.125% due 07/20/18	1,000,000	996,411
1.250% due 01/30/17	2,500,000	2,509,877
1.750% due 01/30/19	100,000	100,960
2.625% due 09/06/24	960,000	971,918
5.000% due 05/11/17	150,000	158,108
5.375% due 06/12/17	200,000	212,471
5.625% due 07/15/37	100,000	132,983
7.125% due 01/15/30	525,000	770,119
Federal Farm Credit Bank 1.100% due 06/01/18	500,000	497,853
Federal Home Loan Bank
0.750% due 08/28/17	2,400,000	2,388,778
0.875% due 05/24/17	700,000	699,194
1.200% due 11/21/18	200,000	198,490
5.000% due 11/17/17	800,000	857,538
5.375% due 08/15/18	200,000	220,580
5.500% due 07/15/36	100,000	130,155
Financing Corp 10.700% due 10/06/17	50,000	58,223
Freddie Mac 0.500% due 01/27/17	1,000,000	996,132
0.750% due 01/12/18	300,000	297,698
1.000% due 03/08/17	400,000	400,438
1.000% due 07/28/17	250,000	249,657
1.250% due 10/02/19	1,200,000	1,184,551
1.375% due 05/01/20	2,000,000	1,971,146
1.750% due 05/30/19	200,000	201,630
2.375% due 01/13/22	1,000,000	1,014,747
4.875% due 06/13/18	400,000	434,587
5.000% due 04/18/17	300,000	315,320
5.125% due 11/17/17	200,000	214,844
6.250% due 07/15/32	225,000	313,308
Tennessee Valley Authority 2.875% due 09/15/24	500,000	503,348
3.500% due 12/15/42	100,000	92,594
3.875% due 02/15/21	65,000	71,033
5.250% due 09/15/39	25,000	30,125
5.375% due 04/01/56	50,000	59,738
6.750% due 11/01/25	150,000	198,010
7.125% due 05/01/30	50,000	70,026

Total U.S. Government Agency Issues (Cost $22,179,745)		22,407,917

U.S. TREASURY OBLIGATIONS - 36.2%

U.S. Treasury Bonds - 5.0%

2.500% due 02/15/45	3,600,000	3,224,401
2.750% due 08/15/42	2,450,000	2,337,648
2.750% due 11/15/42	1,850,000	1,760,780
2.875% due 05/15/43	6,200,000	6,034,541
2.875% due 08/15/45	1,000,000	969,570
3.000% due 05/15/42	1,075,000	1,079,721
3.000% due 11/15/45	800,000	796,230
3.125% due 11/15/41	975,000	1,005,579
3.125% due 02/15/43	2,625,000	2,685,808
3.125% due 08/15/44	5,600,000	5,713,585
3.625% due 08/15/43	1,525,000	1,714,707
3.750% due 08/15/41	1,300,000	1,490,845
3.750% due 11/15/43	1,000,000	1,149,932

	Principal Amount	Value
4.250% due 11/15/40	$750,000	$925,717
4.375% due 05/15/40	1,025,000	1,287,688
4.375% due 05/15/41	775,000	976,448
4.500% due 02/15/36	2,050,000	2,624,506
4.500% due 08/15/39	700,000	894,536
4.625% due 02/15/40	625,000	812,826
5.375% due 02/15/31	1,100,000	1,491,859
6.250% due 05/15/30	1,550,000	2,248,173

		41,225,100

U.S. Treasury Notes - 31.2%

0.500% due 02/28/17	6,000,000	5,976,894
0.500% due 07/31/17	500,000	496,289
0.625% due 02/15/17	8,500,000	8,479,812
0.625% due 05/31/17	3,800,000	3,783,827
0.625% due 08/31/17	4,000,000	3,975,072
0.625% due 09/30/17	5,000,000	4,966,245
0.625% due 11/30/17	1,000,000	991,918
0.625% due 04/30/18	2,000,000	1,974,710
0.750% due 12/31/17	1,250,000	1,241,828
0.750% due 02/28/18	8,200,000	8,132,129
0.875% due 01/31/17	2,000,000	2,000,648
0.875% due 02/28/17	500,000	500,342
0.875% due 04/30/17	3,500,000	3,499,198
0.875% due 08/15/17	4,500,000	4,490,869
0.875% due 11/30/17	5,500,000	5,485,045
0.875% due 01/31/18	1,000,000	995,254
1.000% due 05/31/18	5,600,000	5,572,834
1.125% due 04/30/20	5,500,000	5,376,156
1.250% due 01/31/19	3,225,000	3,215,112
1.250% due 10/31/19	750,000	741,394
1.250% due 01/31/20	750,000	738,677
1.250% due 02/29/20	9,000,000	8,855,892
1.375% due 06/30/18	1,000,000	1,004,274
1.375% due 07/31/18	4,000,000	4,016,548
1.375% due 09/30/18	3,600,000	3,612,575
1.375% due 11/30/18	1,500,000	1,503,654
1.375% due 12/31/18	650,000	650,705
1.375% due 01/31/20	7,700,000	7,622,353
1.375% due 03/31/20	5,500,000	5,434,055
1.500% due 08/31/18	1,250,000	1,258,679
1.500% due 12/31/18	11,700,000	11,757,190
1.500% due 03/31/19	3,000,000	3,009,591
1.500% due 05/31/20	2,000,000	1,983,374
1.625% due 06/30/19	2,000,000	2,009,640
1.625% due 08/31/19	4,400,000	4,414,010
1.625% due 11/30/20	4,500,000	4,474,939
1.625% due 08/15/22	2,025,000	1,972,913
1.625% due 11/15/22	6,975,000	6,777,224
1.750% due 10/31/20	5,100,000	5,094,222
1.750% due 05/15/22	1,250,000	1,229,939
1.750% due 05/15/23	5,250,000	5,115,521
1.875% due 08/31/17	400,000	405,623
1.875% due 09/30/17	1,600,000	1,623,130
1.875% due 10/31/17	1,700,000	1,725,355
1.875% due 06/30/20	4,200,000	4,231,231
2.000% due 07/31/20	3,000,000	3,035,772
2.000% due 09/30/20	2,500,000	2,528,277
2.000% due 08/31/21	3,000,000	3,014,256
2.000% due 11/15/21	2,000,000	2,006,722
2.000% due 02/15/22	1,100,000	1,102,429
2.000% due 02/15/23	6,950,000	6,910,767
2.000% due 02/15/25	2,000,000	1,955,210
2.125% due 08/15/21	2,200,000	2,227,084
2.250% due 07/31/18	1,400,000	1,437,261
2.250% due 04/30/21	5,700,000	5,815,636
2.250% due 11/15/24	2,000,000	1,999,140
2.250% due 11/15/25	1,600,000	1,596,576
2.375% due 07/31/17	1,400,000	1,430,164
2.375% due 06/30/18	1,500,000	1,544,697

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-25

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
2.375% due 08/15/24	$10,300,000	$10,408,274
2.500% due 06/30/17	800,000	818,278
2.500% due 08/15/23	4,450,000	4,566,350
2.625% due 01/31/18	1,000,000	1,031,458
2.625% due 08/15/20	1,800,000	1,870,877
2.625% due 11/15/20	2,000,000	2,079,102
2.750% due 05/31/17	900,000	923,220
2.750% due 12/31/17	1,000,000	1,032,762
2.750% due 02/28/18	1,100,000	1,138,425
2.750% due 02/15/19	1,350,000	1,407,594
2.750% due 11/15/23	6,600,000	6,889,199
2.750% due 02/15/24	8,000,000	8,333,840
2.875% due 03/31/18	1,000,000	1,038,636
3.000% due 02/28/17	1,200,000	1,229,804
3.125% due 01/31/17	950,000	973,323
3.125% due 05/15/21	1,750,000	1,862,219
3.375% due 11/15/19	1,750,000	1,869,780
3.625% due 02/15/21	1,000,000	1,087,795
3.750% due 11/15/18	2,475,000	2,649,755
3.875% due 05/15/18	1,200,000	1,277,557
4.000% due 08/15/18	1,050,000	1,127,390
4.250% due 11/15/17	900,000	953,511
4.500% due 05/15/17	1,000,000	1,048,800

		254,638,830

Total U.S. Treasury Obligations (Cost $293,706,617)		295,863,930

FOREIGN GOVERNMENT BONDS & NOTES - 1.6%

Brazilian Government (Brazil) 8.750% due 02/04/25	81,000	88,493
10.125% due 05/15/27	42,000	49,875
Canada Government (Canada) 1.625% due 02/27/19	550,000	551,082
Chile Government (Chile) 2.250% due 10/30/22	150,000	144,937
Colombia Government (Colombia) 4.375% due 07/12/21	300,000	302,250
5.000% due 06/15/45	300,000	252,000
7.375% due 01/27/17	400,000	422,000
7.375% due 03/18/19	100,000	112,400
Export Development Canada (Canada) 0.750% due 12/15/17	125,000	124,000
0.875% due 01/30/17	100,000	99,921
Hydro-Quebec (Canada) 8.400% due 01/15/22	100,000	129,397
Israel Government (Israel) 5.125% due 03/26/19	300,000	332,121
Israel Government AID 5.500% due 04/26/24	25,000	30,300
Italy Government (Italy) 6.875% due 09/27/23	150,000	184,845
Japan Bank for International Cooperation (Japan) 1.750% due 07/31/18	200,000	199,681
2.125% due 02/07/19	200,000	201,216
3.375% due 07/31/23	200,000	210,745
Japan Finance Organization for Municipalities (Japan) 5.000% due 05/16/17	100,000	104,841
Korea International (South Korea) 7.125% due 04/16/19	100,000	116,000
Mexico Government (Mexico) 3.500% due 01/21/21	90,000	91,575
3.625% due 03/15/22	296,000	298,516
4.000% due 10/02/23	550,000	558,525
4.600% due 01/23/46	500,000	444,375
4.750% due 03/08/44	264,000	241,164
5.625% due 01/15/17	100,000	104,150
6.750% due 09/27/34	225,000	271,125

	Principal Amount	Value
Panama Government (Panama) 4.000% due 09/22/24	$200,000	$201,000
6.700% due 01/26/36	100,000	119,250
8.875% due 09/30/27	100,000	138,750
Peruvian Government (Peru) 7.125% due 03/30/19	200,000	228,200
8.750% due 11/21/33	200,000	282,500
Philippine Government (Philippines) 3.950% due 01/20/40	300,000	304,241
4.000% due 01/15/21	325,000	352,500
6.375% due 10/23/34	250,000	326,568
7.750% due 01/14/31	200,000	281,744
Poland Government (Poland) 3.000% due 03/17/23	150,000	148,781
4.000% due 01/22/24	150,000	158,024
6.375% due 07/15/19	200,000	228,750
Province of British Columbia (Canada) 1.200% due 04/25/17	100,000	100,144
2.000% due 10/23/22	100,000	97,301
2.650% due 09/22/21	100,000	102,187
Province of Manitoba (Canada) 1.750% due 05/30/19	100,000	99,525
Province of Ontario (Canada) 1.100% due 10/25/17	250,000	248,932
1.200% due 02/14/18	125,000	124,344
2.000% due 09/27/18	125,000	126,112
4.000% due 10/07/19	150,000	160,911
4.400% due 04/14/20	250,000	273,609
Province of Quebec (Canada) 2.750% due 08/25/21	100,000	101,363
3.500% due 07/29/20	100,000	105,886
7.500% due 07/15/23	100,000	130,895
7.500% due 09/15/29	75,000	108,197
South Africa Government (South Africa) 4.665% due 01/17/24	100,000	95,375
6.250% due 03/08/41	200,000	205,000
6.875% due 05/27/19	100,000	107,356
Turkey Government (Turkey) 4.875% due 04/16/43	600,000	529,560
5.750% due 03/22/24	200,000	211,854
6.750% due 04/03/18	350,000	377,300
6.875% due 03/17/36	200,000	224,418
7.000% due 06/05/20	100,000	111,559
7.250% due 03/05/38	200,000	234,790
7.375% due 02/05/25	400,000	468,280
Ukraine Government AID Bonds 1.847% due 05/29/20	301,000	300,396
Uruguay Government (Uruguay) 4.125% due 11/20/45	143,467	111,904
4.375% due 10/27/27	50,000	49,375
5.100% due 06/18/50	200,000	173,000

Total Foreign Government Bonds & Notes (Cost $13,625,339)		13,415,415

MUNICIPAL BONDS - 0.9%

American Municipal Power Inc OH ‘B’ 6.449% due 02/15/44	25,000	29,282
8.084% due 02/15/50	300,000	442,752
Bay Area Toll Authority CA 6.263% due 04/01/49	25,000	33,718
7.043% due 04/01/50	50,000	68,969
Central Puget Sound Regional Transit Authority WA 5.491% due 11/01/39	25,000	30,525
Chicago Transit Authority IL ‘B’ 6.899% due 12/01/40	100,000	116,322
City of Chicago IL ‘B’ 7.375% due 01/01/33	35,000	37,020
7.750% due 01/01/42	50,000	50,650

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-26

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
City of Houston TX Utility System Revenue ‘B’ 3.828% due 05/15/28	$200,000	$208,058
City of New York NY 5.517% due 10/01/37	40,000	47,293
City of New York NY ‘D’ 5.985% due 12/01/36	100,000	122,339
City of San Francisco CA Public Utilities Commission Water Revenue 6.000% due 11/01/40	25,000	30,456
Commonwealth of Massachusetts 4.910% due 05/01/29	100,000	115,368
5.456% due 12/01/39	25,000	30,229
Commonwealth of Pennsylvania 5.450% due 02/15/30	500,000	570,460
County of Clark Department of Aviation NV ‘C’ 6.820% due 07/01/45	125,000	174,245
Dallas Independent School District TX ‘C’ 6.450% due 02/15/35	50,000	58,163
Denver City & County School District No. 1 CO ‘C’ 5.664% due 12/01/33	100,000	119,362
Illinois State Toll Highway Authority ‘B’ 5.851% due 12/01/34	25,000	30,413
Los Angeles Unified School District CA 5.750% due 07/01/34	300,000	361,443
6.758% due 07/01/34	100,000	131,862
Metropolitan Transportation Authority NY 5.871% due 11/15/39	25,000	29,955
6.668% due 11/15/39	55,000	71,917
Metropolitan Transportation Authority NY ‘A2’ 6.089% due 11/15/40	200,000	253,738
Municipal Electric Authority of Georgia 6.637% due 04/01/57	25,000	30,028
6.655% due 04/01/57	100,000	118,848
New Jersey Economic Development Authority ‘A’ 7.425% due 02/15/29	125,000	142,841
New Jersey Transportation Trust Fund Authority ‘C’ 6.104% due 12/15/28	150,000	156,786
New Jersey Turnpike Authority ‘A’ 7.102% due 01/01/41	100,000	137,546
New York City Transitional Finance Authority NY 5.572% due 11/01/38	30,000	36,400
New York City Water & Sewer System 5.952% due 06/15/42	50,000	65,168
6.011% due 06/15/42	10,000	13,040
New York State Dormitory Authority 5.500% due 03/15/30	240,000	282,610
New York State Urban Development Corp 5.770% due 03/15/39	25,000	30,136
Orange County Local Transportation Authority CA ‘A’ 6.908% due 02/15/41	100,000	135,506
Pennsylvania Turnpike Commission 6.105% due 12/01/39	25,000	31,089
Pennsylvania Turnpike Commission ‘B’ 5.511% due 12/01/45	75,000	86,896
Philadelphia Authority for Industrial Development PA 3.964% due 04/15/26	55,000	54,767
Port Authority of New York & New Jersey 4.458% due 10/01/62	100,000	96,207
5.647% due 11/01/40	150,000	177,508

	Principal Amount	Value
San Diego County Regional Transportation Commission CA 5.911% due 04/01/48	$50,000	$63,150
State Board of Administration Finance Corp FL ‘A’ 2.995% due 07/01/20	100,000	101,452
State of California 5.750% due 03/01/17	50,000	52,751
6.200% due 10/01/19	25,000	28,769
7.300% due 10/01/39	100,000	140,059
7.500% due 04/01/34	50,000	69,818
7.550% due 04/01/39	150,000	218,026
7.600% due 11/01/40	270,000	401,017
7.625% due 03/01/40	40,000	58,291
State of Connecticut ‘D’ 5.090% due 10/01/30	50,000	55,178
State of Connecticut Special Tax Revenue ‘B’ 5.459% due 11/01/30	50,000	57,070
State of Illinois 5.665% due 03/01/18	200,000	212,202
6.725% due 04/01/35	100,000	104,525
State of Texas 5.517% due 04/01/39	100,000	125,159
State of Utah ‘D’ 4.554% due 07/01/24	15,000	16,875
State of Washington ‘D’ 5.481% due 08/01/39	25,000	30,371
Texas Transportation Commission State Highway Fund 5.178% due 04/01/30	25,000	29,454
The Ohio State University ‘C’ 4.910% due 06/01/40	300,000	337,095
University of California 4.131% due 05/15/45	400,000	394,304
4.767% due 05/15/15	75,000	71,176
4.858% due 05/15/12	100,000	95,137

Total Municipal Bonds (Cost $6,965,738)		7,421,794

	Shares

SHORT-TERM INVESTMENT - 5.0%

Money Market Fund - 5.0%

Federated Prime Obligations Fund	40,664,241	40,664,241

Total Short-Term Investment (Cost $40,664,241)		40,664,241

TOTAL INVESTMENTS - 103.8% (Cost $847,686,834)		848,322,135

OTHER ASSETS & LIABILITIES, NET - (3.8%)		(31,420,780)

NET ASSETS - 100.0%		$816,901,355

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-27

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

Notes to Schedule of Investments

(a)	As of December 31, 2015, the fund’s composition as a percentage of net assets was as follows:

U.S. Treasury Obligations	36.2%
Mortgage-Backed Securities	30.2%
Corporate Bonds & Notes	26.7%
Short-Term Investment	5.0%
Others (each less than 3.0%)	5.7%

	103.8%
Other Assets & Liabilities, Net	(3.8%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2015:

		Total Value at December 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$217,659,344	$-	$217,659,344	$-
	Mortgage-Backed Securities (1)	246,965,223	-	246,965,223	-
	Asset-Backed Securities	3,924,271	-	3,924,271	-
	U.S. Government Agency Issues	22,407,917	-	22,407,917	-
	U.S. Treasury Obligations	295,863,930	-	295,863,930	-
	Foreign Government Bonds & Notes	13,415,415	-	13,415,415	-
	Municipal Bonds	7,421,794	-	7,421,794	-
	Short-Term Investment	40,664,241	40,664,241	-	-

	Total	$848,322,135	$40,664,241	$807,657,894	$-

(1)	For mortgage-backed investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-28

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments

December 31, 2015

	Principal Amount	Value
CORPORATE BONDS & NOTES - 96.5%

Consumer Discretionary - 20.8%

24 Hour Holdings III LLC 8.000% due 06/01/22 ~	$70,000	$57,225
Acosta Inc 7.750% due 10/01/22 ~	80,000	70,800
Affinion Group Inc 7.875% due 12/15/18	100,000	65,000
Altice Financing SA (Luxembourg) 6.625% due 02/15/23 ~	200,000	198,000
Altice Finco SA (Luxembourg) 8.125% due 01/15/24 ~	200,000	194,000
9.875% due 12/15/20 ~	100,000	106,750
Altice SA (Luxembourg) 7.750% due 05/15/22 ~	400,000	362,000
Altice US Finance I Corp 5.375% due 07/15/23 ~	200,000	201,000
AMC Entertainment Inc 5.875% due 02/15/22	100,000	102,000
AMC Networks Inc 4.750% due 12/15/22	68,000	68,255
7.750% due 07/15/21	100,000	105,500
American Axle & Manufacturing Inc 6.625% due 10/15/22	200,000	210,000
American Tire Distributors Inc 10.250% due 03/01/22 ~	147,000	135,240
Ancestry.com Inc 11.000% due 12/15/20	100,000	107,250
Aramark Services Inc 5.125% due 01/15/24 ~	100,000	102,125
5.750% due 03/15/20	114,000	118,132
Argos Merger Sub Inc 7.125% due 03/15/23 ~	267,000	265,398
Beazer Homes USA Inc 5.750% due 06/15/19	100,000	92,500
9.125% due 05/15/19	50,000	49,875
Boyd Gaming Corp 6.875% due 05/15/23	187,000	193,077
Brookfield Residential Properties Inc (Canada) 6.125% due 07/01/22 ~	100,000	93,000
6.500% due 12/15/20 ~	40,000	38,750
Cablevision Systems Corp 5.875% due 09/15/22	100,000	85,250
7.750% due 04/15/18	100,000	104,250
8.000% due 04/15/20	100,000	97,750
Caesars Entertainment Resort Properties LLC 8.000% due 10/01/20	100,000	95,500
11.000% due 10/01/21	200,000	182,000
Caesars Growth Properties Holdings LLC 9.375% due 05/01/22	50,000	41,250
CalAtlantic Group Inc 6.625% due 05/01/20	50,000	54,750
8.375% due 05/15/18	75,000	84,075
8.375% due 01/15/21	100,000	116,500
Carmike Cinemas Inc 6.000% due 06/15/23 ~	100,000	102,750
Carrols Restaurant Group Inc 8.000% due 05/01/22	100,000	106,000
CCO Holdings LLC 5.125% due 02/15/23	125,000	125,469
5.125% due 05/01/23 ~	200,000	200,750
5.250% due 03/15/21	100,000	104,125
5.250% due 09/30/22	100,000	101,250
5.375% due 05/01/25 ~	100,000	99,750
5.750% due 09/01/23	50,000	51,375
5.750% due 01/15/24	100,000	103,000

	Principal Amount	Value
5.875% due 05/01/27 ~	$100,000	$99,750
6.500% due 04/30/21	100,000	104,187
7.000% due 01/15/19	86,000	87,935
7.375% due 06/01/20	50,000	52,188
CCOH Safari LLC 5.750% due 02/15/26 ~	365,000	366,825
Cedar Fair LP 5.250% due 03/15/21	50,000	51,750
Century Intermediate Holding Co 2 9.750% PIK due 02/15/19 ~	100,000	102,625
Cequel Communications Holdings I LLC 5.125% due 12/15/21 ~	144,000	130,140
6.375% due 09/15/20 ~	117,000	114,806
CHC Helicopter SA (Canada) 9.250% due 10/15/20	90,000	43,650
Chinos Intermediate Holdings A Inc 7.750% PIK due 05/01/19 ~	50,000	12,750
Choice Hotels International Inc 5.750% due 07/01/22	50,000	53,750
Cinemark USA Inc 4.875% due 06/01/23	125,000	122,344
Claire’s Stores Inc 8.875% due 03/15/19	50,000	12,000
9.000% due 03/15/19 ~	150,000	91,500
Clear Channel Worldwide Holdings Inc 6.500% due 11/15/22	307,000	299,617
7.625% due 03/15/20	200,000	185,500
CST Brands Inc 5.000% due 05/01/23	50,000	49,750
Cumulus Media Holdings Inc 7.750% due 05/01/19	100,000	34,250
Dana Holding Corp 5.375% due 09/15/21	50,000	49,813
5.500% due 12/15/24	100,000	97,500
DISH DBS Corp 4.250% due 04/01/18	167,000	167,835
4.625% due 07/15/17	150,000	153,375
5.000% due 03/15/23	100,000	87,000
5.125% due 05/01/20	100,000	99,250
5.875% due 07/15/22	200,000	187,000
5.875% due 11/15/24	265,000	236,512
6.750% due 06/01/21	300,000	303,000
Dollar Tree Inc 5.250% due 03/01/20 ~	10,000	10,375
5.750% due 03/01/23 ~	295,000	309,012
DR Horton Inc 3.750% due 03/01/19	110,000	110,275
4.000% due 02/15/20	100,000	101,070
4.375% due 09/15/22	100,000	99,875
DriveTime Automotive Group Inc 8.000% due 06/01/21 ~	100,000	89,500
Fiat Chrysler Automobiles NV (United Kingdom) 4.500% due 04/15/20	200,000	203,500
5.250% due 04/15/23	250,000	246,875
GameStop Corp 5.500% due 10/01/19 ~	50,000	49,438
Gibson Brands Inc 8.875% due 08/01/18 ~	50,000	29,250
GLP Capital LP 4.375% due 11/01/18	111,000	110,445
4.875% due 11/01/20	72,000	70,920
5.375% due 11/01/23	26,000	25,480
Gray Television Inc 7.500% due 10/01/20	100,000	103,125
Group 1 Automotive Inc 5.000% due 06/01/22	65,000	64,675
Guitar Center Inc 6.500% due 04/15/19 ~	55,000	47,025

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-29

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
Hanesbrands Inc 6.375% due 12/15/20	$100,000	$103,525
Hilton Worldwide Finance LLC 5.625% due 10/15/21	263,000	273,849
iHeartCommunications Inc 9.000% due 12/15/19	200,000	148,750
9.000% due 03/01/21	150,000	105,187
9.000% due 09/15/22	115,000	79,781
10.000% due 01/15/18	140,000	53,900
10.625% due 03/15/23	150,000	104,625
11.250% due 03/01/21	100,000	70,375
Interactive Data Corp 5.875% due 04/15/19 ~	50,000	51,250
International Game Technology PLC 5.625% due 02/15/20 ~	200,000	198,000
6.250% due 02/15/22 ~	200,000	188,000
6.500% due 02/15/25 ~	100,000	88,500
Isle of Capri Casinos Inc 5.875% due 03/15/21	150,000	153,750
Jaguar Land Rover Automotive PLC (United Kingdom) 4.125% due 12/15/18 ~	200,000	201,750
Jarden Corp 7.500% due 05/01/17	75,000	77,063
JC Penney Corp Inc
5.650% due 06/01/20	150,000	120,750
5.750% due 02/15/18	100,000	92,250
6.375% due 10/15/36	51,000	31,748
7.400% due 04/01/37	63,000	42,053
Jo-Ann Stores LLC 8.125% due 03/15/19 ~	50,000	40,250
K Hovnanian Enterprises Inc 9.125% due 11/15/20 ~	100,000	76,500
KB Home 4.750% due 05/15/19	200,000	195,000
7.000% due 12/15/21	100,000	99,125
L Brands Inc 5.625% due 02/15/22	50,000	53,188
5.625% due 10/15/23	100,000	106,500
6.625% due 04/01/21	50,000	55,625
6.875% due 11/01/35 ~	150,000	154,687
6.900% due 07/15/17	50,000	53,625
7.600% due 07/15/37	100,000	105,500
8.500% due 06/15/19	100,000	116,750
Lamar Media Corp 5.000% due 05/01/23	100,000	101,750
5.375% due 01/15/24	45,000	46,575
Landry’s Inc 9.375% due 05/01/20 ~	100,000	105,750
Laureate Education Inc 9.250% due 09/01/19 ~	213,000	132,859
Lear Corp 4.750% due 01/15/23	100,000	101,000
5.250% due 01/15/25	50,000	51,125
Lennar Corp 4.500% due 06/15/19	40,000	40,875
4.500% due 11/15/19	100,000	102,188
4.750% due 12/15/17	100,000	103,250
4.750% due 11/15/22	100,000	99,650
4.750% due 05/30/25	100,000	98,250
Levi Strauss & Co 5.000% due 05/01/25	240,000	240,000
Liberty Interactive LLC 8.250% due 02/01/30	100,000	100,000
LIN Television Corp 5.875% due 11/15/22	100,000	99,750
Live Nation Entertainment Inc 5.375% due 06/15/22 ~	50,000	49,500
LKQ Corp 4.750% due 05/15/23	100,000	94,250

	Principal Amount	Value
LTF Merger Sub Inc 8.500% due 06/15/23 ~	$100,000	$96,000
M/I Homes Inc 6.750% due 01/15/21 ~	100,000	98,750
McGraw-Hill Global Education Holdings LLC 9.750% due 04/01/21	100,000	106,500
MDC Holdings Inc 5.500% due 01/15/24	100,000	101,500
MDC Partners Inc 6.750% due 04/01/20 ~	77,000	79,599
Mediacom Broadband LLC 6.375% due 04/01/23	100,000	98,250
Meritage Homes Corp 6.000% due 06/01/25	200,000	200,500
MGM Resorts International 6.000% due 03/15/23	100,000	99,500
6.625% due 12/15/21	119,000	122,421
6.750% due 10/01/20	100,000	103,250
7.625% due 01/15/17	100,000	104,500
7.750% due 03/15/22	100,000	106,625
8.625% due 02/01/19	250,000	278,202
MHGE Parent LLC 8.500% due 08/01/19 ~	90,000	89,438
Michaels Stores Inc 5.875% due 12/15/20 ~	50,000	51,750
Mohegan Tribal Gaming Authority 9.750% due 09/01/21	80,000	80,200
MPG Holdco I Inc 7.375% due 10/15/22	130,000	131,950
National CineMedia LLC 6.000% due 04/15/22	50,000	52,125
NCL Corp Ltd 4.625% due 11/15/20 ~	70,000	68,895
5.250% due 11/15/19 ~	55,000	56,100
Neiman Marcus Group Ltd LLC 8.000% due 10/15/21 ~	27,000	20,115
8.750% PIK due 10/15/21 ~	114,000	71,250
Neptune Finco Corp 10.125% due 01/15/23 ~	300,000	313,500
10.875% due 10/15/25 ~	200,000	210,000
Netflix Inc 5.375% due 02/01/21	99,000	104,445
5.500% due 02/15/22 ~	50,000	51,500
5.875% due 02/15/25 ~	75,000	77,250
New Red Finance Inc (Canada) 4.625% due 01/15/22 ~	156,000	156,780
6.000% due 04/01/22 ~	300,000	309,750
Nexstar Broadcasting Inc 6.875% due 11/15/20	100,000	102,625
Nine West Holdings Inc 6.125% due 11/15/34	50,000	8,000
8.250% due 03/15/19 ~	100,000	21,000
Numericable-SFR SAS (France) 4.875% due 05/15/19 ~	250,000	248,437
6.000% due 05/15/22 ~	500,000	486,250
6.250% due 05/15/24 ~	150,000	145,125
Outerwall Inc 5.875% due 06/15/21	100,000	82,500
Penn National Gaming Inc 5.875% due 11/01/21	50,000	48,750
Penske Automotive Group Inc 5.750% due 10/01/22	100,000	103,250
Petco Animal Supplies Inc 9.250% due 12/01/18 ~	50,000	51,375
Petco Holdings Inc 8.500% PIK due 10/15/17 ~	100,000	101,875
Pinnacle Entertainment Inc 6.375% due 08/01/21	113,000	119,356
7.500% due 04/15/21	70,000	73,325
7.750% due 04/01/22	100,000	109,187

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-30

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
PulteGroup Inc 6.000% due 02/15/35	$100,000	$98,500
PVH Corp 4.500% due 12/15/22	56,000	55,020
Quebecor Media Inc (Canada) 5.750% due 01/15/23	100,000	101,125
Radio One Inc 7.375% due 04/15/22 ~	100,000	89,375
Regal Entertainment Group 5.750% due 03/15/22	54,000	54,203
5.750% due 02/01/25	100,000	96,875
Rent-A-Center Inc 6.625% due 11/15/20	100,000	85,250
Royal Caribbean Cruises Ltd 5.250% due 11/15/22	100,000	103,000
RSI Home Products Inc 6.500% due 03/15/23 ~	67,000	69,345
Sabre GLBL Inc 5.250% due 11/15/23 ~	130,000	129,187
5.375% due 04/15/23 ~	47,000	47,000
Sally Holdings LLC 5.625% due 12/01/25	40,000	40,600
5.750% due 06/01/22	150,000	156,000
Scientific Games Corp 8.125% due 09/15/18	100,000	73,500
Scientific Games International Inc 7.000% due 01/01/22 ~	100,000	96,000
10.000% due 12/01/22	200,000	143,000
Serta Simmons Bedding LLC 8.125% due 10/01/20 ~	100,000	105,000
Service Corp International 4.500% due 11/15/20	100,000	101,500
5.375% due 05/15/24	115,000	119,025
Shea Homes LP 5.875% due 04/01/23 ~	100,000	103,000
Sinclair Television Group Inc 5.375% due 04/01/21	100,000	100,625
5.625% due 08/01/24 ~	95,000	92,744
Sirius XM Radio Inc 4.250% due 05/15/20 ~	80,000	81,000
4.625% due 05/15/23 ~	80,000	78,700
5.750% due 08/01/21 ~	100,000	103,625
6.000% due 07/15/24 ~	195,000	204,262
Six Flags Entertainment Corp 5.250% due 01/15/21 ~	74,000	75,295
Sonic Automotive Inc 5.000% due 05/15/23	100,000	95,500
Spanish Broadcasting System Inc 12.500% due 04/15/17 ~	100,000	98,625
Starz LLC 5.000% due 09/15/19	100,000	101,500
Station Casinos LLC 7.500% due 03/01/21	100,000	102,500
Taylor Morrison Communities Inc 5.250% due 04/15/21 ~	100,000	100,500
TEGNA Inc 4.875% due 09/15/21 ~	200,000	201,000
5.125% due 07/15/20	88,000	91,520
Tempur Sealy International Inc 5.625% due 10/15/23 ~	100,000	101,500
Tenneco Inc 5.375% due 12/15/24	25,000	25,500
6.875% due 12/15/20	100,000	104,000
The Goodyear Tire & Rubber Co 5.125% due 11/15/23	215,000	221,450
6.500% due 03/01/21	100,000	105,500
7.000% due 05/15/22	100,000	107,500
The Gymboree Corp 9.125% due 12/01/18	50,000	11,750

	Principal Amount	Value
The McClatchy Co 9.000% due 12/15/22	$146,000	$130,487
The Men’s Wearhouse Inc 7.000% due 07/01/22	70,000	50,400
The William Carter Co 5.250% due 08/15/21	50,000	51,625
Time Inc 5.750% due 04/15/22 ~	67,000	61,473
Toll Brothers Finance Corp 4.375% due 04/15/23	100,000	97,500
8.910% due 10/15/17	100,000	112,000
Toys R Us Inc 10.375% due 08/15/17	100,000	71,250
Toys R Us Property Co II LLC 8.500% due 12/01/17	125,000	108,125
TRI Pointe Holdings Inc 5.875% due 06/15/24	100,000	97,750
Tribune Media Co 5.875% due 07/15/22 ~	175,000	175,437
Unitymedia GmbH (Germany) 6.125% due 01/15/25 ~	200,000	198,380
Unitymedia Hessen GmbH & Co KG (Germany) 5.500% due 01/15/23 ~	200,000	200,250
Univision Communications Inc 5.125% due 05/15/23 ~	100,000	96,750
5.125% due 02/15/25 ~	199,000	189,547
6.750% due 09/15/22 ~	90,000	93,600
8.500% due 05/15/21 ~	100,000	102,625
Videotron Ltd (Canada) 5.375% due 06/15/24 ~	100,000	100,750
Viking Cruises Ltd 8.500% due 10/15/22 ~	45,000	42,863
Virgin Media Finance PLC (United Kingdom) 5.750% due 01/15/25 ~	250,000	241,250
Virgin Media Secured Finance PLC (United Kingdom) 5.375% due 04/15/21 ~	270,000	279,787
Vista Outdoor Inc 5.875% due 10/01/23 ~	100,000	103,000
WideOpenWest Finance LLC 10.250% due 07/15/19	82,000	77,634
William Lyon Homes Inc 7.000% due 08/15/22	100,000	100,750
WMG Acquisition Corp 6.000% due 01/15/21 ~	100,000	101,000
6.750% due 04/15/22 ~	150,000	130,500
Wolverine World Wide Inc 6.125% due 10/15/20	100,000	104,500
Wynn Las Vegas LLC 4.250% due 05/30/23 ~	100,000	85,938
5.375% due 03/15/22	50,000	47,574
5.500% due 03/01/25 ~	150,000	134,250
Yum! Brands Inc 3.875% due 11/01/20	100,000	98,346
5.350% due 11/01/43	100,000	76,570
6.875% due 11/15/37	100,000	85,204

		27,527,657

Consumer Staples - 4.7%

Albertson’s Holdings LLC 7.750% due 10/15/22 ~	53,000	56,478
Alliance One International Inc 9.875% due 07/15/21	100,000	73,875
Avon Products Inc 6.750% due 03/15/23	200,000	139,000
B&G Foods Inc 4.625% due 06/01/21	63,000	62,606

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-31

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
BI-LO LLC 8.625% PIK due 09/15/18 ~	$100,000	$85,500
Bumble Bee Holdings Inc 9.000% due 12/15/17 ~	20,000	20,300
C&S Group Enterprises LLC 5.375% due 07/15/22 ~	100,000	90,500
Chiquita Brands International Inc 7.875% due 02/01/21	45,000	47,306
Constellation Brands Inc 3.750% due 05/01/21	64,000	64,320
4.250% due 05/01/23	125,000	125,312
4.750% due 12/01/25	100,000	102,125
6.000% due 05/01/22	100,000	110,250
7.250% due 05/15/17	100,000	106,750
Cott Beverages Inc (Canada) 5.375% due 07/01/22	65,000	63,863
6.750% due 01/01/20	80,000	82,800
Darling Ingredients Inc 5.375% due 01/15/22	53,000	52,404
Dean Foods Co 6.500% due 03/15/23 ~	93,000	96,953
DS Services of America Inc 10.000% due 09/01/21 ~	100,000	114,000
Edgewell Personal Care Co 4.700% due 05/19/21	150,000	151,601
Energizer Holdings Inc 5.500% due 06/15/25 ~	163,000	153,627
First Quality Finance Co Inc 4.625% due 05/15/21 ~	145,000	132,675
HRG Group Inc 7.875% due 07/15/19	120,000	125,700
Ingles Markets Inc 5.750% due 06/15/23	100,000	100,250
Innovation Ventures LLC 9.500% due 08/15/19 ~	45,000	46,913
JBS USA LLC (Brazil) 5.875% due 07/15/24 ~	250,000	227,500
8.250% due 02/01/20 ~	150,000	150,750
NBTY Inc 9.000% due 10/01/18	50,000	50,745
New Albertsons Inc 7.450% due 08/01/29	100,000	89,000
7.750% due 06/15/26	100,000	92,500
Pilgrim’s Pride Corp 5.750% due 03/15/25 ~	44,000	42,900
Post Holdings Inc 6.000% due 12/15/22 ~	55,000	54,106
6.750% due 12/01/21 ~	120,000	122,700
7.375% due 02/15/22	150,000	156,937
7.750% due 03/15/24 ~	160,000	168,000
Revlon Consumer Products Corp 5.750% due 02/15/21	50,000	48,625
Reynolds Group Issuer Inc (New Zealand) 5.750% due 10/15/20	235,000	239,627
6.875% due 02/15/21	150,000	154,875
7.125% due 04/15/19	100,000	102,000
7.875% due 08/15/19	100,000	103,875
8.250% due 02/15/21	100,000	96,750
8.500% due 05/15/18	100,000	99,000
9.875% due 08/15/19	100,000	100,875
Rite Aid Corp 6.125% due 04/01/23 ~	190,000	197,362
6.750% due 06/15/21	100,000	105,000
9.250% due 03/15/20	100,000	105,875
Simmons Foods Inc 7.875% due 10/01/21 ~	100,000	90,750
Smithfield Foods Inc 5.250% due 08/01/18 ~	37,000	37,555
5.875% due 08/01/21 ~	2,000	2,065

	Principal Amount	Value
6.625% due 08/15/22	$100,000	$104,125
7.750% due 07/01/17	50,000	53,500
Spectrum Brands Inc 5.750% due 07/15/25 ~	199,000	204,970
6.625% due 11/15/22	100,000	106,000
SUPERVALU Inc 7.750% due 11/15/22	50,000	46,000
Tesco PLC (United Kingdom) 5.500% due 11/15/17 ~	200,000	208,858
The Sun Products Corp 7.750% due 03/15/21 ~	100,000	87,250
The WhiteWave Foods Co 5.375% due 10/01/22	40,000	42,400
Tops Holding LLC 8.000% due 06/15/22 ~	133,000	131,670
TreeHouse Foods Inc 4.875% due 03/15/22	100,000	95,500
US Foods Inc 8.500% due 06/30/19	150,000	154,875
Vector Group Ltd 7.750% due 02/15/21	50,000	52,938
Wells Enterprises Inc 6.750% due 02/01/20 ~	26,000	26,845

		6,159,411

Energy - 10.4%

Alta Mesa Holdings LP 9.625% due 10/15/18	50,000	17,750
American Energy-Permian Basin LLC 7.125% due 11/01/20 ~	65,000	24,781
7.375% due 11/01/21 ~	50,000	19,750
13.000% due 11/30/20 ~	100,000	104,000
Antero Resources Corp 5.125% due 12/01/22	100,000	76,500
5.375% due 11/01/21	75,000	60,375
5.625% due 06/01/23 ~	100,000	78,500
6.000% due 12/01/20	79,000	66,360
Arch Coal Inc 8.000% due 01/15/19 ~	64,000	2,560
Archrock Partners LP (Greece) 6.000% due 10/01/22	100,000	82,000
Atlas Energy Holdings Operating Co LLC 7.750% due 01/15/21	100,000	20,438
Atwood Oceanics Inc 6.500% due 02/01/20	50,000	27,650
Basic Energy Services Inc 7.750% due 10/15/22	100,000	33,500
Baytex Energy Corp (Canada) 5.625% due 06/01/24 ~	100,000	67,500
Berry Petroleum Co LLC 6.375% due 09/15/22	50,000	12,375
6.750% due 11/01/20	50,000	12,875
Bill Barrett Corp 7.625% due 10/01/19	75,000	52,875
Blue Racer Midstream LLC 6.125% due 11/15/22 ~	128,000	88,960
Bonanza Creek Energy Inc 6.750% due 04/15/21	75,000	45,750
BreitBurn Energy Partners LP 7.875% due 04/15/22	134,000	24,790
Bristow Group Inc 6.250% due 10/15/22	50,000	39,312
Calfrac Holdings LP (Canada) 7.500% due 12/01/20 ~	70,000	28,175
California Resources Corp 5.000% due 01/15/20	23,000	8,309
5.500% due 09/15/21	50,000	16,000
6.000% due 11/15/24	35,000	10,763
8.000% due 12/15/22 ~	285,000	150,694

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-32

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
Calumet Specialty Products Partners LP 6.500% due 04/15/21	$190,000	$166,250
Carrizo Oil & Gas Inc 6.250% due 04/15/23	220,000	179,300
CGG SA (France) 6.875% due 01/15/22	100,000	41,500
Chaparral Energy Inc 9.875% due 10/01/20	100,000	25,500
Chesapeake Energy Corp 8.000% due 12/15/22 ~	503,000	248,985
Clayton Williams Energy Inc 7.750% due 04/01/19	50,000	38,812
Cloud Peak Energy Resources LLC 6.375% due 03/15/24	100,000	30,000
Comstock Resources Inc 7.750% due 04/01/19	120,000	18,600
10.000% due 03/15/20 ~	100,000	46,500
Concho Resources Inc 5.500% due 04/01/23	100,000	93,000
6.500% due 01/15/22	200,000	193,000
CONSOL Energy Inc 5.875% due 04/15/22	200,000	125,000
8.000% due 04/01/23 ~	75,000	50,250
Crestwood Midstream Partners LP 6.000% due 12/15/20	27,000	19,980
6.125% due 03/01/22	107,000	74,900
CrownRock LP 7.750% due 02/15/23 ~	100,000	94,500
CSI Compressco LP 7.250% due 08/15/22	50,000	37,250
CVR Refining LLC 6.500% due 11/01/22	100,000	97,500
DCP Midstream LLC 5.350% due 03/15/20 ~	200,000	172,510
5.850% due 05/21/43 § ~	100,000	77,000
DCP Midstream Operating LP 3.875% due 03/15/23	100,000	75,707
5.600% due 04/01/44	100,000	60,988
Denbury Resources Inc 4.625% due 07/15/23	52,000	16,998
5.500% due 05/01/22	100,000	33,698
6.375% due 08/15/21	100,000	36,500
Diamondback Energy Inc 7.625% due 10/01/21	50,000	50,750
Drill Rigs Holdings Inc (Cyprus) 6.500% due 10/01/17 ~	56,000	33,180
Eclipse Resources Corp 8.875% due 07/15/23 ~	100,000	48,250
Endeavor Energy Resources LP 7.000% due 08/15/21 ~	50,000	44,750
Energy Transfer Equity LP 5.500% due 06/01/27	95,000	72,675
5.875% due 01/15/24	100,000	82,000
7.500% due 10/15/20	145,000	134,850
Energy XXI Gulf Coast Inc 7.500% due 12/15/21	140,000	15,925
9.250% due 12/15/17	100,000	28,500
11.000% due 03/15/20 ~	100,000	35,250
EP Energy LLC 6.375% due 06/15/23	168,000	84,840
9.375% due 05/01/20	150,000	96,375
Foresight Energy LLC 7.875% due 08/15/21 ~	83,000	67,645
FTS International Inc 6.250% due 05/01/22	55,000	15,675
Gastar Exploration Inc 8.625% due 05/15/18	50,000	26,500
Genesis Energy LP 5.750% due 02/15/21	100,000	85,000
6.000% due 05/15/23	50,000	40,250
6.750% due 08/01/22	100,000	85,500

	Principal Amount	Value
Gibson Energy Inc (Canada) 6.750% due 07/15/21 ~	$92,000	$88,550
Global Partners LP 7.000% due 06/15/23	100,000	82,500
Gulfmark Offshore Inc 6.375% due 03/15/22	150,000	81,375
Gulfport Energy Corp 7.750% due 11/01/20	100,000	90,000
Halcon Resources Corp 8.625% due 02/01/20 ~	129,000	89,494
Harvest Operations Corp (South Korea) 6.875% due 10/01/17	50,000	38,750
Hilcorp Energy I LP 5.000% due 12/01/24 ~	55,000	45,925
5.750% due 10/01/25 ~	67,000	58,625
7.625% due 04/15/21 ~	50,000	48,250
Holly Energy Partners LP 6.500% due 03/01/20	50,000	49,750
Hornbeck Offshore Services Inc 5.000% due 03/01/21	100,000	68,500
Jones Energy Holdings LLC 6.750% due 04/01/22	40,000	20,900
Jupiter Resources Inc (Canada) 8.500% due 10/01/22 ~	100,000	40,500
Key Energy Services Inc 6.750% due 03/01/21	100,000	25,625
Laredo Petroleum Inc 7.375% due 05/01/22	100,000	92,500
Legacy Reserves LP 6.625% due 12/01/21	100,000	21,500
Linn Energy LLC 6.250% due 11/01/19	100,000	17,000
6.500% due 05/15/19	100,000	18,000
6.500% due 09/15/21	250,000	35,000
8.625% due 04/15/20	150,000	26,438
Martin Midstream Partners LP 7.250% due 02/15/21	100,000	88,500
Matador Resources Co 6.875% due 04/15/23	100,000	93,500
McDermott International Inc 8.000% due 05/01/21 ~	50,000	40,000
MEG Energy Corp (Canada) 6.500% due 03/15/21 ~	100,000	70,500
7.000% due 03/31/24 ~	150,000	107,250
Memorial Resource Development Corp 5.875% due 07/01/22	50,000	44,000
Midstates Petroleum Co Inc 10.000% due 06/01/20	100,000	46,500
Milagro Oil & Gas Inc 10.500% due 05/15/16 * Y	50,000	15,750
MPLX LP 4.500% due 07/15/23 ~	95,000	85,471
4.875% due 12/01/24 ~	100,000	90,250
4.875% due 06/01/25 ~	230,000	207,000
Murphy Oil USA Inc 6.000% due 08/15/23	37,000	39,035
Newfield Exploration Co 5.375% due 01/01/26	127,000	105,727
5.625% due 07/01/24	56,000	48,020
5.750% due 01/30/22	100,000	89,000
NGL Energy Partners LP 6.875% due 10/15/21	100,000	75,500
NGPL PipeCo LLC 7.119% due 12/15/17 ~	100,000	93,500
9.625% due 06/01/19 ~	150,000	141,000
Niska Gas Storage Canada ULC 6.500% due 04/01/19	50,000	43,375
Northern Blizzard Resources Inc (Canada) 7.250% due 02/01/22 ~	65,000	47,125
Northern Oil & Gas Inc 8.000% due 06/01/20	60,000	40,200

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-33

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
NuStar Logistics LP 4.750% due 02/01/22	$100,000	$88,500
6.750% due 02/01/21	100,000	94,500
Oasis Petroleum Inc 6.500% due 11/01/21	100,000	66,750
6.875% due 03/15/22	100,000	64,500
Ocean Rig UDW Inc (Cyprus) 7.250% due 04/01/19 ~	50,000	21,750
ONEOK Inc 4.250% due 02/01/22	100,000	72,250
7.500% due 09/01/23	60,000	50,100
Pacific Drilling SA 5.375% due 06/01/20 ~	50,000	21,000
Pacific Drilling V Ltd 7.250% due 12/01/17 ~	50,000	26,000
Paragon Offshore PLC 7.250% due 08/15/24 ~	120,000	17,400
Paramount Resources Ltd (Canada) 6.875% due 06/30/23 ~	100,000	79,500
Parker Drilling Co 6.750% due 07/15/22	50,000	34,500
Parsley Energy LLC 7.500% due 02/15/22 ~	53,000	50,880
PBF Holding Co LLC 7.000% due 11/15/23 ~	55,000	53,694
8.250% due 02/15/20	80,000	83,200
PDC Energy Inc 7.750% due 10/15/22	100,000	96,500
Peabody Energy Corp 6.000% due 11/15/18	100,000	19,000
6.250% due 11/15/21	200,000	28,500
10.000% due 03/15/22 ~	100,000	19,500
Penn Virginia Corp 7.250% due 04/15/19	100,000	14,000
PHI Inc 5.250% due 03/15/19	50,000	40,250
Pioneer Energy Services Corp 6.125% due 03/15/22	50,000	23,500
Precision Drilling Corp (Canada) 5.250% due 11/15/24	50,000	34,250
6.625% due 11/15/20	100,000	78,500
Puma International Financing SA (Singapore) 6.750% due 02/01/21 ~	100,000	98,825
QEP Resources Inc 5.250% due 05/01/23	109,000	77,935
6.875% due 03/01/21	50,000	41,250
Range Resources Corp 4.875% due 05/15/25 ~	88,000	67,210
5.000% due 03/15/23	260,000	195,000
Rex Energy Corp 6.250% due 08/01/22	100,000	20,500
Rice Energy Inc 6.250% due 05/01/22	175,000	126,875
Rockies Express Pipeline LLC 5.625% due 04/15/20 ~	100,000	92,500
6.000% due 01/15/19 ~	180,000	171,900
Rose Rock Mindstream LP 5.625% due 11/15/23 ~	50,000	35,750
RSP Permian Inc 6.625% due 10/01/22	40,000	37,000
Sabine Pass Liquefaction LLC 5.625% due 04/15/23	200,000	176,500
5.625% due 03/01/25 ~	189,000	160,650
5.750% due 05/15/24	300,000	262,500
6.250% due 03/15/22	300,000	279,000
Sanchez Energy Corp 6.125% due 01/15/23	100,000	54,500
7.750% due 06/15/21	63,000	38,745

	Principal Amount	Value
SandRidge Energy Inc 8.750% due 06/01/20 ~	$143,000	$43,615
Seadrill Ltd (United Kingdom) 6.125% due 09/15/17 ~	100,000	50,625
Seven Generations Energy Ltd (Canada) 6.750% due 05/01/23 ~	100,000	84,500
8.250% due 05/15/20 ~	50,000	45,250
Seventy Seven Operating LLC 6.625% due 11/15/19	100,000	35,500
SM Energy Co 5.000% due 01/15/24	100,000	65,500
5.625% due 06/01/25	113,000	74,862
6.500% due 01/01/23	100,000	74,000
Stone Energy Corp 7.500% due 11/15/22	100,000	33,500
Summit Midstream Holdings LLC 5.500% due 08/15/22	100,000	74,500
Sunoco LP 5.500% due 08/01/20 ~	80,000	76,200
6.375% due 04/01/23 ~	46,000	43,470
Swift Energy Co 7.125% due 06/01/17 Y	50,000	4,250
Targa Resources Partners LP 4.125% due 11/15/19	75,000	62,812
4.250% due 11/15/23	50,000	38,750
5.000% due 01/15/18 ~	175,000	162,750
5.250% due 05/01/23	77,000	62,755
6.625% due 10/01/20 ~	50,000	45,375
6.750% due 03/15/24 ~	100,000	85,500
Teekay Corp (Bermuda) 8.500% due 01/15/20	25,000	17,000
Teine Energy Ltd (Canada) 6.875% due 09/30/22 ~	50,000	40,500
TerraForm Power Operating LLC 6.125% due 06/15/25 ~	150,000	121,500
Tervita Corp (Canada) 8.000% due 11/15/18 ~	33,000	20,625
10.875% due 02/15/18 ~	100,000	23,500
Tesoro Corp 5.375% due 10/01/22	100,000	100,625
Tesoro Logistics LP 5.500% due 10/15/19 ~	110,000	107,250
6.125% due 10/15/21	70,000	66,850
6.250% due 10/15/22 ~	115,000	109,537
Transocean Inc 5.800% due 12/15/16	100,000	97,375
6.000% due 03/15/18	350,000	313,250
6.800% due 03/15/38	200,000	108,657
7.125% due 12/15/21	200,000	129,750
Triangle USA Petroleum Corp 6.750% due 07/15/22 ~	50,000	15,500
Tullow Oil PLC (United Kingdom) 6.250% due 04/15/22 ~	100,000	67,500
Ultra Petroleum Corp 5.750% due 12/15/18 ~	43,000	10,535
6.125% due 10/01/24 ~	105,000	24,413
Unit Corp 6.625% due 05/15/21	75,000	54,375
Vanguard Natural Resources LLC 7.875% due 04/01/20	50,000	13,500
W&T Offshore Inc 8.500% due 06/15/19	100,000	35,500
Weatherford International Ltd 5.125% due 09/15/20	350,000	283,937
7.000% due 03/15/38	300,000	209,625
Whiting Petroleum Corp 5.750% due 03/15/21	130,000	95,420
6.250% due 04/01/23	200,000	145,000
6.500% due 10/01/18	25,000	19,063

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-34

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
WPX Energy Inc 5.250% due 01/15/17	$50,000	$47,000
5.250% due 09/15/24	140,000	93,100
6.000% due 01/15/22	100,000	70,500
7.500% due 08/01/20	45,000	36,675
8.250% due 08/01/23	40,000	32,100

		13,714,110

Financials - 11.6%

AerCap Ireland Capital Ltd (Netherlands) 3.750% due 05/15/19	300,000	300,375
4.250% due 07/01/20	150,000	151,500
Ally Financial Inc 3.250% due 11/05/18	300,000	295,125
3.500% due 01/27/19	123,000	121,616
3.600% due 05/21/18	500,000	501,250
4.125% due 03/30/20	300,000	299,250
4.750% due 09/10/18	200,000	205,250
5.500% due 02/15/17	100,000	103,250
8.000% due 12/31/18	100,000	109,750
8.000% due 03/15/20	100,000	114,250
8.000% due 11/01/31	220,000	255,350
Barclays Bank PLC (United Kingdom) 6.860% § ± ~	150,000	171,375
BNP Paribas SA (France) 7.195% § ± ~	200,000	229,000
BPCE SA (France) 12.500% § ± ~	100,000	128,270
CIMPOR Financial Operations BV (Brazil) 5.750% due 07/17/24 ~	200,000	135,000
CIT Group Inc 3.875% due 02/19/19	305,000	304,237
4.250% due 08/15/17	108,000	110,700
5.000% due 05/15/17	100,000	103,250
5.000% due 08/15/22	100,000	102,938
5.000% due 08/01/23	100,000	101,750
5.250% due 03/15/18	150,000	155,250
5.375% due 05/15/20	100,000	105,000
5.500% due 02/15/19 ~	100,000	104,750
6.625% due 04/01/18 ~	100,000	105,750
CNG Holdings Inc 9.375% due 05/15/20 ~	100,000	42,500
CNO Financial Group Inc 5.250% due 05/30/25	40,000	40,850
Commerzbank AG (Germany) 8.125% due 09/19/23 ~	200,000	230,292
Communications Sales & Leasing Inc REIT 6.000% due 04/15/23 ~	100,000	94,750
8.250% due 10/15/23	164,000	140,630
Corrections Corp of America REIT 4.125% due 04/01/20	100,000	99,500
Credit Agricole SA (France) 6.637% § ± ~	100,000	101,683
8.375% § ± ~	100,000	112,500
Crescent Resources LLC 10.250% due 08/15/17 ~	100,000	100,375
Crown Castle International Corp REIT 4.875% due 04/15/22	200,000	208,000
5.250% due 01/15/23	100,000	105,500
Deutsche Bank AG (Germany) 4.296% due 05/24/28 §	200,000	182,948
4.500% due 04/01/25	200,000	184,344
DFC Finance Corp 10.500% due 06/15/20 ~	100,000	59,500
Dresdner Funding Trust I (Germany) 8.151% due 06/30/31 ~	100,000	122,500
DuPont Fabros Technology LP REIT 5.875% due 09/15/21	88,000	91,960
E*TRADE Financial Corp 4.625% due 09/15/23	100,000	101,875
5.375% due 11/15/22	70,000	73,500

	Principal Amount	Value
Enova International Inc 9.750% due 06/01/21	$140,000	$101,500
Equinix Inc REIT 4.875% due 04/01/20	76,000	79,382
5.375% due 01/01/22	65,000	66,950
5.375% due 04/01/23	100,000	102,500
5.875% due 01/15/26	215,000	221,987
ESH Hospitality Inc REIT 5.250% due 05/01/25 ~	150,000	147,000
FelCor Lodging LP 5.625% due 03/01/23	48,000	48,960
6.000% due 06/01/25	100,000	102,000
Fidelity & Guaranty Life Holdings Inc 6.375% due 04/01/21 ~	100,000	102,500
Forestar USA Real Estate Group Inc 8.500% due 06/01/22 ~	100,000	98,000
Genworth Holdings Inc 4.900% due 08/15/23	150,000	100,500
6.515% due 05/22/18	50,000	49,000
7.625% due 09/24/21	200,000	167,090
Globe Luxembourg SCA (United Kingdom) 9.625% due 05/01/18 ~	200,000	162,500
Hub Holdings LLC 8.125% PIK due 07/15/19 ~	100,000	94,000
HUB International Ltd 7.875% due 10/01/21 ~	118,000	106,495
Intesa Sanpaolo SPA (Italy) 5.017% due 06/26/24 ~	200,000	197,205
Iron Mountain Inc REIT 5.750% due 08/15/24	100,000	96,875
6.000% due 10/01/20 ~	100,000	105,750
6.000% due 08/15/23	96,000	99,720
iStar Inc REIT 4.875% due 07/01/18	100,000	98,375
5.000% due 07/01/19	40,000	39,000
9.000% due 06/01/17	100,000	105,375
Jefferies Finance LLC 7.375% due 04/01/20 ~	200,000	178,500
KCG Holdings Inc 6.875% due 03/15/20 ~	75,000	67,875
Kennedy-Wilson Inc 5.875% due 04/01/24	85,000	82,238
Liberty Mutual Group Inc
7.000% due 03/07/67 § ~	50,000	46,625
10.750% due 06/15/88 § ~	100,000	149,250
Mattamy Group Corp (Canada) 6.500% due 11/15/20 ~	100,000	95,500
MPT Operating Partnership LP REIT 6.375% due 02/15/22	100,000	102,375
MSCI Inc
5.250% due 11/15/24 ~	95,000	96,663
5.750% due 08/15/25 ~	151,000	155,152
National Financial Partners Corp 9.000% due 07/15/21 ~	17,000	15,619
Nationstar Mortgage LLC 6.500% due 08/01/18	100,000	97,500
6.500% due 07/01/21	75,000	66,656
Navient Corp 4.875% due 06/17/19	150,000	138,375
5.500% due 01/15/19	100,000	93,750
5.500% due 01/25/23	100,000	80,375
5.625% due 08/01/33	200,000	135,000
5.875% due 03/25/21	250,000	223,437
6.125% due 03/25/24	100,000	81,875
8.000% due 03/25/20	150,000	148,575
8.450% due 06/15/18	400,000	422,000
Ocwen Financial Corp 6.625% due 05/15/19	75,000	66,375
OneMain Financial Holdings Inc 6.750% due 12/15/19 ~	85,000	86,381
7.250% due 12/15/21 ~	100,000	100,500

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-35

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
Outfront Media Capital LLC 5.250% due 02/15/22	$50,000	$51,313
5.875% due 03/15/25	100,000	101,875
PHH Corp 6.375% due 08/15/21	100,000	91,500
Provident Funding Associates LP 6.750% due 06/15/21 ~	84,000	81,690
Quicken Loans Inc 5.750% due 05/01/25 ~	167,000	159,694
Radian Group Inc 5.250% due 06/15/20	100,000	96,970
RBS Capital Trust II (United Kingdom) 6.425% § ±	100,000	110,000
Realogy Group LLC 4.500% due 04/15/19 ~	70,000	72,188
RHP Hotel Properties LP REIT
5.000% due 04/15/21	50,000	51,125
5.000% due 04/15/23	100,000	100,500
Royal Bank of Scotland Group PLC (United Kingdom) 5.125% due 05/28/24	250,000	253,815
6.000% due 12/19/23	300,000	323,615
6.100% due 06/10/23	100,000	107,653
6.125% due 12/15/22	170,000	185,344
7.640% § ±	100,000	105,000
7.648% § ±	50,000	62,188
Royal Bank of Scotland NV (Netherlands) 4.650% due 06/04/18	100,000	103,293
Sabra Health Care LP REIT 5.375% due 06/01/23	50,000	50,625
Societe Generale SA (France) 5.922% § ± ~	150,000	152,812
Speedy Cash Intermediate Holdings Corp 10.750% due 05/15/18 ~	50,000	25,750
Springleaf Finance Corp 6.500% due 09/15/17	100,000	102,250
6.900% due 12/15/17	150,000	155,625
7.750% due 10/01/21	125,000	123,594
Synovus Financial Corp 5.125% due 06/15/17	50,000	51,375
5.750% due 12/15/25 §	100,000	102,500
The Geo Group Inc REIT 5.125% due 04/01/23	100,000	95,250
5.875% due 10/15/24	50,000	48,750
The Howard Hughes Corp 6.875% due 10/01/21 ~	100,000	102,500
TMX Finance LLC 8.500% due 09/15/18 ~	88,000	66,000
UniCredit Luxembourg Finance SA (Italy) 6.000% due 10/31/17 ~	100,000	104,678
USI Inc 7.750% due 01/15/21 ~	67,000	64,571
Vereit Operating Partnership LP REIT 2.000% due 02/06/17	100,000	99,250
3.000% due 02/06/19	100,000	96,450
Voya Financial Inc 5.650% due 05/15/53 §	100,000	99,000
Walter Investment Management Corp 7.875% due 12/15/21	100,000	79,500
Wayne Merger Sub LLC 8.250% due 08/01/23 ~	75,000	70,688

		15,379,634

Health Care - 9.7%

Acadia Healthcare Co Inc 6.125% due 03/15/21	100,000	102,000
Alere Inc 6.500% due 06/15/20	50,000	48,250
7.250% due 07/01/18	50,000	51,313
AMAG Pharmaceuticals Inc 7.875% due 09/01/23 ~	60,000	53,100

	Principal Amount	Value
Amsurg Corp 5.625% due 07/15/22	$100,000	$99,375
Capsugel SA 7.000% PIK due 05/15/19 ~	140,000	136,763
Centene Corp 4.750% due 05/15/22	172,000	167,270
5.750% due 06/01/17	25,000	25,844
CHS/Community Health Systems Inc 5.125% due 08/15/18	150,000	151,500
5.125% due 08/01/21	200,000	200,000
6.875% due 02/01/22	300,000	286,125
7.125% due 07/15/20	100,000	100,125
8.000% due 11/15/19	250,000	253,125
Concordia Healthcare Corp (Canada) 7.000% due 04/15/23 ~	121,000	105,573
9.500% due 10/21/22 ~	25,000	24,750
ConvaTec Finance International SA (Luxembourg) 8.250% PIK due 01/15/19 ~	200,000	186,750
Crimson Merger Sub Inc 6.625% due 05/15/22 ~	150,000	103,125
DaVita HealthCare Partners Inc 5.000% due 05/01/25	173,000	167,377
5.125% due 07/15/24	200,000	200,375
5.750% due 08/15/22	150,000	155,062
DJO Finco Inc 8.125% due 06/15/21 ~	149,000	132,610
Endo Finance LLC 5.750% due 01/15/22 ~	150,000	146,250
5.875% due 01/15/23 ~	100,000	98,500
Endo Ltd 6.000% due 07/15/23 ~	200,000	200,000
6.000% due 02/01/25 ~	200,000	198,000
Envision Healthcare Corp 5.125% due 07/01/22 ~	75,000	73,875
ExamWorks Group Inc 5.625% due 04/15/23	12,000	11,985
Fresenius Medical Care US Finance Inc (Germany) 5.750% due 02/15/21 ~	50,000	53,750
Fresenius Medical Care US Finance II Inc (Germany) 5.625% due 07/31/19 ~	100,000	108,125
5.875% due 01/31/22 ~	200,000	215,000
6.500% due 09/15/18 ~	100,000	110,502
Fresenius US Finance II Inc (Germany) 4.500% due 01/15/23 ~	100,000	101,250
Grifols Worldwide Operations Ltd (Spain) 5.250% due 04/01/22	200,000	201,500
HCA Holdings Inc 6.250% due 02/15/21	200,000	212,500
HCA Inc 3.750% due 03/15/19	190,000	191,900
4.250% due 10/15/19	100,000	102,125
4.750% due 05/01/23	150,000	148,875
5.000% due 03/15/24	150,000	150,000
5.250% due 04/15/25	100,000	101,000
5.375% due 02/01/25	450,000	444,937
5.875% due 03/15/22	100,000	105,750
5.875% due 05/01/23	100,000	103,000
5.875% due 02/15/26	300,000	301,875
6.500% due 02/15/20	210,000	229,320
7.500% due 02/15/22	250,000	278,125
Health Net Inc 6.375% due 06/01/17	100,000	104,375
HealthSouth Corp 5.750% due 11/01/24	50,000	47,938
5.750% due 11/01/24 ~	100,000	95,875
7.750% due 09/15/22	57,000	59,565
Hill-Rom Holdings Inc 5.750% due 09/01/23 ~	100,000	102,500

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-36

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
Hologic Inc 5.250% due 07/15/22 ~	$190,000	$194,512
IASIS Healthcare LLC 8.375% due 05/15/19	100,000	92,500
IMS Health Inc 6.000% due 11/01/20 ~	50,000	51,625
inVentiv Health Inc 9.000% due 01/15/18 ~	130,000	133,575
10.000% PIK due 08/15/18 ~	32,584	31,036
Jaguar Holding Co II 6.375% due 08/01/23 ~	121,000	118,278
JLL/Delta Dutch Pledgeco BV (Netherlands) 8.750% PIK due 05/01/20 ~	100,000	96,750
Kindred Healthcare Inc 6.375% due 04/15/22	100,000	83,375
8.000% due 01/15/20	70,000	65,800
Kinetic Concepts Inc 10.500% due 11/01/18	250,000	244,375
12.500% due 11/01/19	50,000	45,625
LifePoint Health Inc 5.500% due 12/01/21	135,000	137,700
5.875% due 12/01/23	35,000	35,613
6.625% due 10/01/20	50,000	51,892
Mallinckrodt International Finance SA 4.750% due 04/15/23	68,000	60,520
4.875% due 04/15/20 ~	129,000	124,808
5.500% due 04/15/25 ~	128,000	118,400
5.625% due 10/15/23 ~	40,000	38,200
5.750% due 08/01/22 ~	95,000	91,675
MedAssets Inc 8.000% due 11/15/18	50,000	51,000
MEDNAX Inc 5.250% due 12/01/23 ~	165,000	166,237
Molina Healthcare Inc 5.375% due 11/15/22 ~	120,000	120,300
MPH Acquisition Holdings LLC 6.625% due 04/01/22 ~	100,000	100,500
Quintiles Transnational Corp 4.875% due 05/15/23 ~	40,000	40,400
Select Medical Corp 6.375% due 06/01/21	100,000	88,000
Team Health Inc 7.250% due 12/15/23 ~	25,000	25,938
Teleflex Inc 5.250% due 06/15/24	50,000	50,000
Tenet Healthcare Corp 4.375% due 10/01/21	167,000	161,990
4.500% due 04/01/21	51,000	49,980
4.750% due 06/01/20	100,000	101,000
5.500% due 03/01/19	110,000	104,225
6.250% due 11/01/18	140,000	148,050
6.750% due 02/01/20	100,000	95,500
6.750% due 06/15/23	278,000	258,366
8.000% due 08/01/20	100,000	100,750
8.125% due 04/01/22	311,000	311,777
Universal Hospital Services Inc 7.625% due 08/15/20	100,000	94,375
Valeant Pharmaceuticals International 6.375% due 10/15/20 ~	200,000	194,000
7.000% due 10/01/20 ~	10,000	10,025
7.250% due 07/15/22 ~	100,000	98,250
Valeant Pharmaceuticals International Inc 5.375% due 03/15/20 ~	200,000	189,000
5.625% due 12/01/21 ~	100,000	92,500
5.875% due 05/15/23 ~	450,000	403,875
6.125% due 04/15/25 ~	400,000	358,000
6.750% due 08/15/18 ~	200,000	199,200
7.500% due 07/15/21 ~	257,000	257,642
WellCare Health Plans Inc 5.750% due 11/15/20	75,000	77,531

		12,813,479

	Principal Amount	Value
Industrials - 12.1%

ACCO Brands Corp 6.750% due 04/30/20	$50,000	$51,750
Accudyne Industries Borrower (Luxembourg) 7.750% due 12/15/20 ~	150,000	108,750
ADS Waste Holdings Inc 8.250% due 10/01/20	100,000	101,250
AECOM 5.750% due 10/15/22	135,000	139,556
5.875% due 10/15/24	100,000	102,375
Aerojet Rocketdyne Holdings Inc 7.125% due 03/15/21	50,000	52,250
Aguila 3 SA (Luxembourg) 7.875% due 01/31/18 ~	100,000	100,625
Ahern Rentals Inc 7.375% due 05/15/23 ~	50,000	40,625
Air Canada (Canada) 6.750% due 10/01/19 ~	100,000	104,063
7.750% due 04/15/21 ~	50,000	52,125
Aircastle Ltd 4.625% due 12/15/18	100,000	102,500
5.125% due 03/15/21	100,000	103,000
6.750% due 04/15/17	50,000	52,282
Algeco Scotsman Global Finance PLC (United Kingdom) 8.500% due 10/15/18 ~	100,000	84,250
10.750% due 10/15/19 ~	100,000	39,500
American Builders & Contractors Supply Co Inc 5.625% due 04/15/21 ~	79,000	80,383
Amsted Industries Inc 5.000% due 03/15/22 ~	100,000	100,500
Apex Tool Group LLC 7.000% due 02/01/21 ~	50,000	38,750
APX Group Inc 6.375% due 12/01/19	125,000	120,156
8.750% due 12/01/20	80,000	65,400
Ashtead Capital Inc (United Kingdom) 6.500% due 07/15/22 ~	200,000	209,500
Avis Budget Car Rental LLC 5.500% due 04/01/23	183,000	184,601
BlueLine Rental Finance Corp 7.000% due 02/01/19 ~	68,000	61,540
Bombardier Inc (Canada) 4.750% due 04/15/19 ~	145,000	119,988
5.500% due 09/15/18 ~	250,000	230,650
6.125% due 01/15/23 ~	250,000	173,750
7.500% due 03/15/25 ~	200,000	141,000
Brand Energy & Infrastructure Services Inc 8.500% due 12/01/21 ~	63,000	54,495
Builders FirstSource Inc 10.750% due 08/15/23 ~	141,000	140,647
Building Materials Corp of America 5.375% due 11/15/24 ~	100,000	100,250
6.000% due 10/15/25 ~	100,000	102,500
Case New Holland Industrial Inc (United Kingdom) 7.875% due 12/01/17	100,000	106,250
Casella Waste Systems Inc 7.750% due 02/15/19	50,000	49,875
CEB Inc 5.625% due 06/15/23 ~	100,000	99,500
Cenveo Corp 6.000% due 08/01/19 ~	90,000	63,900
CEVA Group PLC (United Kingdom) 7.000% due 03/01/21 ~	100,000	83,500
9.000% due 09/01/21 ~	75,000	58,594
Clean Harbors Inc 5.125% due 06/01/21	153,000	155,677
5.250% due 08/01/20	54,000	55,350

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-37

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
CNH Industrial Capital LLC 3.375% due 07/15/19	$100,000	$94,750
3.875% due 07/16/18	250,000	242,500
Constellis Holdings LLC 9.750% due 05/15/20 ~	100,000	82,500
Covanta Holding Corp 6.375% due 10/01/22	100,000	100,000
CSC Holdings LLC 5.250% due 06/01/24	200,000	176,000
6.750% due 11/15/21	100,000	98,500
7.625% due 07/15/18	50,000	52,750
DH Services Luxembourg SARL (Luxembourg) 7.750% due 12/15/20 ~	50,000	50,500
DigitalGlobe Inc 5.250% due 02/01/21 ~	97,000	81,965
DynCorp International Inc 10.375% due 07/01/17	50,000	37,250
FGI Operating Co LLC 7.875% due 05/01/20	50,000	36,250
Florida East Coast Holdings Corp 6.750% due 05/01/19 ~	150,000	137,625
Fly Leasing Ltd (Ireland) 6.375% due 10/15/21	200,000	199,750
FTI Consulting Inc 6.000% due 11/15/22	100,000	105,125
Gardner Denver Inc 6.875% due 08/15/21 ~	67,000	51,590
Gates Global LLC 6.000% due 07/15/22 ~	140,000	101,500
General Cable Corp 5.750% due 10/01/22	75,000	58,125
Great Lakes Dredge & Dock Corp 7.375% due 02/01/19	50,000	46,750
Griffon Corp 5.250% due 03/01/22	100,000	95,750
H&E Equipment Services Inc 7.000% due 09/01/22	50,000	49,250
Hardwoods Acquisition Inc 7.500% due 08/01/21 ~	100,000	83,000
Harland Clarke Holdings Corp 9.250% due 03/01/21 ~	100,000	78,875
HD Supply Inc 5.250% due 12/15/21 ~	110,000	112,613
7.500% due 07/15/20	202,000	211,090
11.500% due 07/15/20	100,000	111,250
Huntington Ingalls Industries Inc 5.000% due 12/15/21 ~	60,000	61,350
5.000% due 11/15/25 ~	165,000	167,887
Icahn Enterprises LP 3.500% due 03/15/17	100,000	100,750
4.875% due 03/15/19	100,000	99,350
5.875% due 02/01/22	100,000	98,125
6.000% due 08/01/20	240,000	242,916
IHS Inc 5.000% due 11/01/22	125,000	127,031
International Lease Finance Corp 3.875% due 04/15/18	200,000	202,000
4.625% due 04/15/21	250,000	256,875
5.875% due 08/15/22	150,000	160,125
6.250% due 05/15/19	100,000	107,375
8.625% due 01/15/22	50,000	60,688
8.750% due 03/15/17	200,000	213,500
Jack Cooper Holdings Corp 10.250% due 06/01/20 ~	100,000	83,500
JMC Steel Group Inc 8.250% due 03/15/18 ~	50,000	33,375
Jurassic Holdings III Inc 6.875% due 02/15/21 ~	70,000	42,350
KLX Inc 5.875% due 12/01/22 ~	150,000	143,250

	Principal Amount	Value
Kratos Defense & Security Solutions Inc 7.000% due 05/15/19	$72,000	$49,410
Light Tower Rentals Inc 8.125% due 08/01/19 ~	50,000	25,750
Masco Corp 4.450% due 04/01/25	145,000	142,462
5.950% due 03/15/22	100,000	108,250
7.125% due 03/15/20	50,000	57,875
MasTec Inc 4.875% due 03/15/23	100,000	87,000
Meccanica Holdings USA Inc (Italy) 6.250% due 01/15/40 ~	150,000	139,875
Memorial Production Partners LP 7.625% due 05/01/21	100,000	30,500
Meritor Inc 6.250% due 02/15/24	100,000	86,000
6.750% due 06/15/21	50,000	46,250
Michael Baker International LLC 8.250% due 10/15/18 ~	100,000	90,500
Milacron LLC 7.750% due 02/15/21 ~	100,000	93,750
Modular Space Corp 10.250% due 01/31/19 ~	30,000	12,150
Monitronics International Inc 9.125% due 04/01/20	100,000	79,750
Multi-Color Corp 6.125% due 12/01/22 ~	100,000	99,500
Navios Maritime Acquisition Corp 8.125% due 11/15/21 ~	50,000	43,813
Navios Maritime Holdings Inc 7.375% due 01/15/22 ~	107,000	53,901
8.125% due 02/15/19	50,000	21,750
Navistar International Corp 8.250% due 11/01/21	103,000	71,070
NES Rentals Holdings Inc 7.875% due 05/01/18 ~	50,000	45,750
Nielsen Finance LLC 4.500% due 10/01/20	50,000	50,938
5.000% due 04/15/22 ~	170,000	168,512
Nortek Inc 8.500% due 04/15/21	100,000	104,260
Orbital ATK Inc 5.500% due 10/01/23 ~	100,000	102,000
Ply Gem Industries Inc 6.500% due 02/01/22	73,000	67,069
Rexel SA (France) 5.250% due 06/15/20 ~	200,000	207,000
RR Donnelley & Sons Co 6.125% due 01/15/17	9,000	9,248
7.000% due 02/15/22	100,000	95,000
7.250% due 05/15/18	21,000	22,103
8.250% due 03/15/19	100,000	108,500
Safway Group Holding LLC 7.000% due 05/15/18 ~	50,000	50,125
Schaeffler Finance BV (Germany) 4.250% due 05/15/21 ~	200,000	199,500
Schaeffler Holding Finance BV (Germany) 6.750% PIK due 11/15/22 ~	200,000	216,000
Sensata Technologies BV 4.875% due 10/15/23 ~	100,000	97,625
5.000% due 10/01/25 ~	150,000	147,000
Sequa Corp 7.000% due 12/15/17 ~	62,500	20,156
Spirit AeroSystems Inc 5.250% due 03/15/22	50,000	51,281
6.750% due 12/15/20	25,000	25,891
SPL Logistics Escrow LLC 8.875% due 08/01/20 ~	100,000	98,000
StandardAero Aviation Holdings Inc 10.000% due 07/15/23 ~	50,000	49,875

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-38

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
Stena AB (Sweden) 7.000% due 02/01/24 ~	$100,000	$85,500
Terex Corp 6.000% due 05/15/21	105,000	97,125
The ADT Corp 2.250% due 07/15/17	100,000	99,750
3.500% due 07/15/22	50,000	45,000
4.875% due 07/15/42	100,000	72,000
5.250% due 03/15/20	200,000	211,000
6.250% due 10/15/21	100,000	104,955
The Hertz Corp 5.875% due 10/15/20	200,000	207,250
6.750% due 04/15/19	200,000	204,800
7.500% due 10/15/18	50,000	51,125
The Manitowoc Co Inc 8.500% due 11/01/20	50,000	51,875
The Nielsen Co Luxembourg SARL 5.500% due 10/01/21 ~	138,000	141,967
TMS International Corp 7.625% due 10/15/21 ~	100,000	77,750
TRAC Intermodal LLC 11.000% due 08/15/19	50,000	54,375
TransDigm Inc 5.500% due 10/15/20	100,000	97,250
6.500% due 07/15/24	120,000	119,940
6.500% due 05/15/25 ~	100,000	97,250
7.500% due 07/15/21	67,000	69,680
Triumph Group Inc 5.250% due 06/01/22	50,000	40,500
UCI International Inc 8.625% due 02/15/19	50,000	17,500
United Continental Holdings Inc 6.000% due 12/01/20	150,000	155,906
United Rentals North America Inc 4.625% due 07/15/23	150,000	150,187
5.500% due 07/15/25	100,000	97,375
6.125% due 06/15/23	125,000	128,438
7.625% due 04/15/22	150,000	161,055
8.250% due 02/01/21	46,000	48,358
Univar USA Inc 6.750% due 07/15/23 ~	100,000	91,500
US Airways Group Inc 6.125% due 06/01/18	186,000	189,720
USG Corp 5.500% due 03/01/25 ~	100,000	101,875
9.750% due 01/15/18	100,000	111,750
WESCO Distribution Inc 5.375% due 12/15/21	100,000	96,500
West Corp 5.375% due 07/15/22 ~	100,000	86,625
WireCo WorldGroup Inc 9.500% due 05/15/17	100,000	82,750
XPO Logistics Inc 6.500% due 06/15/22 ~	255,000	236,831
7.875% due 09/01/19 ~	147,000	150,016
ZF North America Capital Inc (Germany) 4.000% due 04/29/20 ~	200,000	202,400
4.750% due 04/29/25 ~	150,000	143,437

		15,984,066

Information Technology - 5.6%

Activision Blizzard Inc 5.625% due 09/15/21 ~	163,000	171,150
6.125% due 09/15/23 ~	100,000	106,250
Advanced Micro Devices Inc 7.000% due 07/01/24	100,000	65,500
7.750% due 08/01/20	100,000	69,000
Alcatel-Lucent USA Inc (France) 4.625% due 07/01/17 ~	48,000	49,320
6.450% due 03/15/29	100,000	101,625
6.750% due 11/15/20 ~	200,000	211,500

	Principal Amount	Value
Alliance Data Systems Corp 5.375% due 08/01/22 ~	$100,000	$95,500
Amkor Technology Inc 6.375% due 10/01/22	50,000	48,813
6.625% due 06/01/21	50,000	49,813
Anixter Inc 5.125% due 10/01/21	50,000	50,188
5.500% due 03/01/23 ~	100,000	100,750
Aspect Software Inc 10.625% due 05/15/17	50,000	39,250
Audatex North America Inc 6.000% due 06/15/21 ~	161,000	162,811
6.125% due 11/01/23 ~	150,000	151,500
Belden Inc 5.500% due 09/01/22 ~	80,000	77,400
BMC Software Finance Inc 8.125% due 07/15/21 ~	240,000	160,500
Boxer Parent Co Inc 9.000% PIK due 10/15/19 ~	80,000	49,900
CDW LLC 5.500% due 12/01/24	100,000	105,000
6.000% due 08/15/22	100,000	105,875
Ceridian HCM Holding Inc 11.000% due 03/15/21 ~	100,000	78,875
CommScope Holding Co Inc 6.625% PIK due 06/01/20 ~	50,000	50,750
CommScope Inc 4.375% due 06/15/20 ~	20,000	20,200
5.500% due 06/15/24 ~	110,000	104,912
CommScope Technologies Finance LLC 6.000% due 06/15/25 ~	257,000	248,005
CoreLogic Inc 7.250% due 06/01/21	50,000	52,250
Dell Inc 4.625% due 04/01/21	100,000	97,500
5.400% due 09/10/40	100,000	73,500
5.650% due 04/15/18	100,000	103,375
EarthLink Holdings Corp 8.875% due 05/15/19	37,000	37,833
Emdeon Inc 6.000% due 02/15/21 ~	100,000	93,250
11.000% due 12/31/19	50,000	52,312
Entegris Inc 6.000% due 04/01/22 ~	100,000	101,625
First Data Corp 5.000% due 01/15/24 ~	55,000	54,862
5.375% due 08/15/23 ~	300,000	302,250
5.750% due 01/15/24 ~	350,000	345,625
6.750% due 11/01/20 ~	130,000	136,662
7.000% due 12/01/23 ~	350,000	350,875
Freescale Semiconductor Inc 5.000% due 05/15/21 ~	50,000	51,375
6.000% due 01/15/22 ~	73,000	76,650
IAC/InterActiveCorp 4.875% due 11/30/18	50,000	50,313
Infor Software Parent LLC 7.125% PIK due 05/01/21 ~	40,000	29,050
Infor US Inc 5.750% due 08/15/20 ~	100,000	101,000
6.500% due 05/15/22 ~	251,000	212,722
Informatica LLC 7.125% due 07/15/23 ~	51,000	46,410
Leidos Holdings Inc 4.450% due 12/01/20	100,000	99,796
Match Group Inc 6.750% due 12/15/22 ~	100,000	99,500
Micron Technology Inc 5.250% due 08/01/23 ~	103,000	92,957
5.250% due 01/15/24 ~	150,000	132,375
5.500% due 02/01/25	120,000	104,700
5.875% due 02/15/22	25,000	24,406

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-39

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
NCR Corp 4.625% due 02/15/21	$45,000	$43,031
5.000% due 07/15/22	113,000	110,034
6.375% due 12/15/23	44,000	43,505
NeuStar Inc 4.500% due 01/15/23	50,000	40,300
Nokia OYJ (Finland) 5.375% due 05/15/19	100,000	106,390
6.625% due 05/15/39	50,000	51,407
Nuance Communications Inc 5.375% due 08/15/20 ~	120,000	120,758
NXP BV (Netherlands) 4.125% due 06/15/20 ~	200,000	200,500
5.750% due 03/15/23 ~	100,000	103,500
Opal Acquisition Inc 8.875% due 12/15/21 ~	100,000	83,375
Open Text Corp (Canada) 5.625% due 01/15/23 ~	80,000	79,400
Plantronics Inc 5.500% due 05/31/23 ~	126,000	125,685
Qorvo Inc 7.000% due 12/01/25 ~	45,000	46,463
Rackspace Hosting Inc 6.500% due 01/15/24 ~	90,000	87,075
Riverbed Technology Inc 8.875% due 03/01/23 ~	145,000	134,669
Sanmina Corp 4.375% due 06/01/19 ~	50,000	50,375
SS&C Technologies Holdings Inc 5.875% due 07/15/23 ~	133,000	137,655
TIBCO Software Inc 11.375% due 12/01/21 ~	45,000	37,800
VeriSign Inc 4.625% due 05/01/23	75,000	72,994
5.250% due 04/01/25	100,000	100,750
ViaSat Inc 6.875% due 06/15/20	50,000	51,937
Zebra Technologies Corp 7.250% due 10/15/22	100,000	104,750

		7,329,913

Materials - 8.4%

AK Steel Corp 7.625% due 05/15/20	100,000	41,750
Alcoa Inc 5.125% due 10/01/24	250,000	228,750
5.900% due 02/01/27	50,000	46,125
5.950% due 02/01/37	100,000	81,000
6.150% due 08/15/20	250,000	259,062
6.750% due 07/15/18	200,000	215,490
Aleris International Inc 7.625% due 02/15/18	100,000	85,500
Allegheny Technologies Inc 7.625% due 08/15/23	200,000	119,000
Alphabet Holding Co Inc 7.750% PIK due 11/01/17	100,000	97,750
ArcelorMittal (Luxembourg) 5.125% due 06/01/20	220,000	183,700
5.500% due 02/25/17	200,000	194,180
6.250% due 08/05/20	100,000	80,375
7.250% due 02/25/22	200,000	162,000
8.000% due 10/15/39	250,000	171,875
10.850% due 06/01/19	200,000	188,500
Ardagh Finance Holdings SA (Luxembourg) 8.625% PIK due 06/15/19 ~	56,789	56,256
Ardagh Packaging Finance PLC (Ireland) 6.250% due 01/31/19 ~	87,000	83,955
6.750% due 01/31/21 ~	200,000	193,000
9.125% due 10/15/20 ~	50,000	51,625

	Principal Amount	Value
Ashland Inc 3.875% due 04/15/18	$37,000	$37,879
4.750% due 08/15/22	150,000	146,437
Associated Materials LLC 9.125% due 11/01/17	100,000	69,500
Axalta Coating Systems US Holdings Inc 7.375% due 05/01/21 ~	150,000	158,531
Ball Corp 4.000% due 11/15/23	71,000	68,071
4.375% due 12/15/20	160,000	162,800
5.000% due 03/15/22	100,000	102,500
5.250% due 07/01/25	90,000	92,363
Barminco Finance Property Ltd (Australia) 9.000% due 06/01/18 ~	50,000	39,750
Berry Plastics Corp 5.125% due 07/15/23	125,000	121,875
5.500% due 05/15/22	100,000	99,750
Beverage Packaging Holdings II SA (New Zealand) 5.625% due 12/15/16 ~	115,000	113,994
6.000% due 06/15/17 ~	89,000	86,441
Blue Cube Spinco Inc 9.750% due 10/15/23 ~	65,000	70,444
10.000% due 10/15/25 ~	85,000	93,925
BWAY Holding Co 9.125% due 08/15/21 ~	115,000	108,100
Cascades Inc (Canada) 5.500% due 07/15/22 ~	90,000	87,638
Celanese US Holdings LLC 5.875% due 06/15/21	100,000	106,000
Clearwater Paper Corp 5.375% due 02/01/25 ~	50,000	48,500
Cliffs Natural Resources Inc 7.750% due 03/31/20 ~	245,000	72,275
Commercial Metals Co 4.875% due 05/15/23	100,000	83,500
7.350% due 08/15/18	100,000	105,755
Coveris Holdings SA (Luxembourg) 7.875% due 11/01/19 ~	200,000	175,500
Crown Americas LLC 4.500% due 01/15/23	112,000	110,040
6.250% due 02/01/21	50,000	51,688
Eagle Spinco Inc 4.625% due 02/15/21	100,000	92,375
Eldorado Gold Corp (Canada) 6.125% due 12/15/20 ~	60,000	52,800
First Quantum Minerals Ltd (Canada)
6.750% due 02/15/20 ~	132,000	85,800
7.250% due 05/15/22 ~	200,000	126,000
FMG Resources Property Ltd (Australia)
8.250% due 11/01/19 ~	76,000	60,610
9.750% due 03/01/22 ~	263,000	241,960
Graphic Packaging International Inc 4.750% due 04/15/21	50,000	51,250
Greif Inc 7.750% due 08/01/19	50,000	55,500
Headwaters Inc 7.250% due 01/15/19	100,000	102,750
Hecla Mining Co 6.875% due 05/01/21	100,000	73,500
Hexion Inc 6.625% due 04/15/20	148,000	116,550
8.875% due 02/01/18	85,000	60,350
9.000% due 11/15/20	100,000	38,750
10.000% due 04/15/20	100,000	82,750
HudBay Minerals Inc (Canada) 9.500% due 10/01/20	100,000	73,750
Huntsman International LLC 4.875% due 11/15/20	100,000	91,750

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-40

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
IAMGOLD Corp (Canada) 6.750% due 10/01/20 ~	$100,000	$63,500
INEOS Group Holdings SA (Luxembourg) 5.875% due 02/15/19 ~	275,000	267,781
Joseph T Ryerson & Son Inc 9.000% due 10/15/17	75,000	58,125
Koppers Inc 7.875% due 12/01/19	10,000	9,900
Louisiana-Pacific Corp 7.500% due 06/01/20	50,000	52,125
LSB Industries Inc 7.750% due 08/01/19	100,000	83,500
Lundin Mining Corp (Canada) 7.500% due 11/01/20 ~	90,000	84,600
7.875% due 11/01/22 ~	100,000	92,250
Mercer International Inc (Canada)
7.000% due 12/01/19	100,000	100,750
7.750% due 12/01/22	100,000	101,500
Momentive Performance Materials Inc 3.880% due 10/24/21	95,000	66,025
Murray Energy Corp 11.250% due 04/15/21 ~	150,000	28,125
New Gold Inc (Canada) 6.250% due 11/15/22 ~	100,000	80,000
Norbord Inc (Canada) 6.250% due 04/15/23 ~	100,000	99,250
Novelis Inc 8.375% due 12/15/17	100,000	97,750
8.750% due 12/15/20	200,000	184,500
Olin Corp 5.500% due 08/15/22	100,000	95,500
Owens-Brockway Glass Container Inc
5.000% due 01/15/22 ~	100,000	98,125
5.875% due 08/15/23 ~	160,000	162,700
Pactiv LLC 7.950% due 12/15/25	100,000	93,500
Platform Specialty Products Corp 6.500% due 02/01/22 ~	136,000	118,320
PolyOne Corp 5.250% due 03/15/23	91,000	89,180
PQ Corp 8.750% due 11/01/18 ~	100,000	97,375
Rain CII Carbon LLC 8.250% due 01/15/21 ~	200,000	157,000
Rayonier AM Products Inc 5.500% due 06/01/24 ~	81,000	64,395
Rentech Nitrogen Partners LP 6.500% due 04/15/21 ~	50,000	48,750
Resolute Forest Products Inc 5.875% due 05/15/23	100,000	73,250
Sealed Air Corp 5.125% due 12/01/24 ~	50,000	50,250
5.250% due 04/01/23 ~	100,000	102,500
5.500% due 09/15/25 ~	100,000	102,250
Signode Industrial Group Lux SA 6.375% due 05/01/22 ~	125,000	106,875
Silgan Holdings Inc 5.000% due 04/01/20	50,000	51,125
Steel Dynamics Inc 5.125% due 10/01/21	310,000	288,300
Stora Enso OYJ (Finland) 7.250% due 04/15/36 ~	100,000	105,000
Summit Materials LLC 6.125% due 07/15/23	100,000	99,000
Teck Resources Ltd (Canada) 3.850% due 08/15/17	200,000	169,000
6.250% due 07/15/41	300,000	133,500
Tembec Industries Inc (Canada) 9.000% due 12/15/19 ~	50,000	32,750

	Principal Amount	Value
The Chemours Co 6.625% due 05/15/23 ~	$180,000	$126,900
7.000% due 05/15/25 ~	130,000	89,050
Thompson Creek Metals Co Inc 7.375% due 06/01/18	100,000	20,000
9.750% due 12/01/17	100,000	86,500
TPC Group Inc 8.750% due 12/15/20 ~	100,000	65,500
Tronox Finance LLC 6.375% due 08/15/20	100,000	60,680
7.500% due 03/15/22 ~	45,000	26,213
United States Steel Corp 7.000% due 02/01/18	100,000	69,500
7.375% due 04/01/20	100,000	52,460
7.500% due 03/15/22	100,000	49,500
Verso Paper Holdings LLC 11.750% due 01/15/19	50,000	9,000
Vulcan Materials Co 7.500% due 06/15/21	100,000	117,000
Wise Metals Group LLC 8.750% due 12/15/18 ~	68,000	51,850
Wise Metals Intermediate Holdings LLC 9.750% PIK due 06/15/19 ~	100,000	50,125
WR Grace & Co 5.625% due 10/01/24 ~	100,000	101,375

		11,143,573

Telecommunication Services - 9.4%

Avanti Communications Group PLC (United Kingdom) 10.000% due 10/01/19 ~	200,000	157,500
Avaya Inc 7.000% due 04/01/19 ~	150,000	112,500
10.500% due 03/01/21 ~	200,000	69,000
CenturyLink Inc 5.150% due 06/15/17	100,000	103,125
5.625% due 04/01/20	122,000	121,085
5.625% due 04/01/25	200,000	169,750
5.800% due 03/15/22	250,000	230,062
7.650% due 03/15/42	100,000	77,000
Cincinnati Bell Inc 8.375% due 10/15/20	100,000	102,500
Cogent Communications Finance Inc 5.625% due 04/15/21 ~	100,000	93,250
Consolidated Communications Inc 6.500% due 10/01/22	100,000	84,500
Frontier Communications Corp 6.250% due 09/15/21	40,000	34,100
6.875% due 01/15/25	130,000	107,575
7.125% due 01/15/23	200,000	173,500
8.250% due 04/15/17	100,000	105,375
8.500% due 04/15/20	200,000	201,000
8.875% due 09/15/20 ~	100,000	101,500
9.000% due 08/15/31	100,000	85,250
9.250% due 07/01/21	100,000	98,625
10.500% due 09/15/22 ~	235,000	234,119
11.000% due 09/15/25 ~	380,000	377,150
GCI Inc 6.750% due 06/01/21	100,000	102,000
Hughes Satellite Systems Corp 6.500% due 06/15/19	94,000	101,638
7.625% due 06/15/21	95,000	101,056
Inmarsat Finance PLC (United Kingdom) 4.875% due 05/15/22 ~	190,000	185,725
Intelsat Jackson Holdings SA (Luxembourg)
5.500% due 08/01/23	180,000	142,200
6.625% due 12/15/22	150,000	96,375
7.250% due 04/01/19	150,000	138,375
7.250% due 10/15/20	250,000	218,750
7.500% due 04/01/21	150,000	131,250

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-41

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
Intelsat Luxembourg SA (Luxembourg)
6.750% due 06/01/18	$100,000	$75,000
7.750% due 06/01/21	216,000	101,520
8.125% due 06/01/23	100,000	45,500
Level 3 Financing Inc
5.125% due 05/01/23 ~	150,000	149,438
5.375% due 08/15/22	185,000	188,469
5.375% due 01/15/24 ~	200,000	201,500
5.375% due 05/01/25 ~	80,000	79,900
6.125% due 01/15/21	50,000	51,875
Millicom International Cellular SA (Luxembourg) 6.625% due 10/15/21 ~	125,000	116,094
Qualitytech LP 5.875% due 08/01/22	100,000	102,375
Qwest Capital Funding Inc 7.750% due 02/15/31	150,000	127,875
Sable International Finance Ltd (United Kingdom) 8.750% due 02/01/20 ~	100,000	105,250
SBA Communications Corp 4.875% due 07/15/22	100,000	98,875
SBA Telecommunications Inc 5.750% due 07/15/20	100,000	104,375
SoftBank Group Corp (Japan) 4.500% due 04/15/20 ~	350,000	349,125
Sprint Capital Corp 6.875% due 11/15/28	150,000	105,375
6.900% due 05/01/19	150,000	123,000
8.750% due 03/15/32	200,000	150,500
Sprint Communications Inc 6.000% due 12/01/16	200,000	199,375
6.000% due 11/15/22	200,000	144,000
7.000% due 03/01/20 ~	100,000	100,500
7.000% due 08/15/20	100,000	77,500
8.375% due 08/15/17	100,000	99,000
9.000% due 11/15/18 ~	400,000	422,000
9.125% due 03/01/17	100,000	101,750
11.500% due 11/15/21	100,000	92,500
Sprint Corp 7.125% due 06/15/24	200,000	146,500
7.250% due 09/15/21	250,000	186,875
7.625% due 02/15/25	150,000	110,250
7.875% due 09/15/23	600,000	452,100
T-Mobile USA Inc 5.250% due 09/01/18	127,000	129,883
6.000% due 03/01/23	315,000	319,725
6.250% due 04/01/21	139,000	143,865
6.375% due 03/01/25	125,000	126,875
6.464% due 04/28/19	100,000	103,232
6.500% due 01/15/26	280,000	283,357
6.625% due 04/01/23	193,000	197,342
6.633% due 04/28/21	150,000	157,125
6.731% due 04/28/22	350,000	365,750
6.836% due 04/28/23	200,000	207,500
Telecom Italia Capital SA (Italy) 7.200% due 07/18/36	250,000	253,750
Telecom Italia SPA (Italy) 5.303% due 05/30/24 ~	450,000	446,062
Telesat Canada (Canada) 6.000% due 05/15/17 ~	83,000	83,830
United States Cellular Corp 6.700% due 12/15/33	100,000	90,000
UPCB Finance IV Ltd (Netherlands) 5.375% due 01/15/25 ~	200,000	189,500
UPCB Finance V Ltd (Netherlands) 7.250% due 11/15/21 ~	135,000	143,944
Windstream Services LLC 7.500% due 04/01/23	100,000	75,730
7.750% due 10/01/21	300,000	237,562
7.875% due 11/01/17	100,000	102,801

	Principal Amount	Value
Zayo Group LLC
6.000% due 04/01/23	$190,000	$180,500
6.375% due 05/15/25	100,000	93,250

		12,395,814

Utilities - 3.8%

AES Corp 4.875% due 05/15/23	102,000	89,760
5.500% due 04/15/25	100,000	88,750
8.000% due 06/01/20	121,000	133,705
AmeriGas Finance LLC 7.000% due 05/20/22	200,000	194,500
AmeriGas Partners LP 6.500% due 05/20/21	48,000	45,600
Calpine Corp 5.375% due 01/15/23	100,000	90,250
5.500% due 02/01/24	100,000	88,750
5.750% due 01/15/25	175,000	155,094
6.000% due 01/15/22 ~	247,000	256,186
Consolidated Energy Finance SA (Trinidad and Tobago) 6.750% due 10/15/19 ~	200,000	192,000
DPL Inc 7.250% due 10/15/21	100,000	95,500
Dynegy Inc 5.875% due 06/01/23	100,000	80,750
6.750% due 11/01/19	200,000	189,000
7.375% due 11/01/22	150,000	131,250
7.625% due 11/01/24	100,000	85,980
Enel SPA (Italy) 8.750% due 09/24/73 § ~	200,000	228,250
Ferrellgas LP 6.500% due 05/01/21	100,000	85,500
6.750% due 06/15/23 ~	100,000	82,000
FirstEnergy Corp 4.250% due 03/15/23	100,000	101,945
7.375% due 11/15/31	150,000	183,146
FirstEnergy Transmission LLC 4.350% due 01/15/25 ~	90,000	91,445
5.450% due 07/15/44 ~	100,000	101,041
GenOn Energy Inc 7.875% due 06/15/17	100,000	87,500
9.875% due 10/15/20	100,000	74,500
Illinois Power Generating Co 7.000% due 04/15/18	100,000	67,500
InterGen NV (Netherlands) 7.000% due 06/30/23 ~	50,000	39,875
IPALCO Enterprises Inc 5.000% due 05/01/18	100,000	105,250
NRG Energy Inc 6.250% due 07/15/22	100,000	87,250
6.250% due 05/01/24	150,000	126,780
6.625% due 03/15/23	150,000	130,875
7.625% due 01/15/18	100,000	104,750
7.875% due 05/15/21	100,000	94,250
8.250% due 09/01/20	200,000	195,000
NRG Yield Operating LLC 5.375% due 08/15/24	50,000	41,688
Suburban Propane Partners LP 5.500% due 06/01/24	50,000	40,750
7.375% due 08/01/21	73,000	70,445
Talen Energy Supply LLC 4.600% due 12/15/21	200,000	123,938
4.625% due 07/15/19 ~	155,000	117,025
6.500% due 06/01/25 ~	28,000	18,620
Terraform Global Operating LLC 9.750% due 08/15/22 ~	100,000	80,250
TerraForm Power Operating LLC 5.875% due 02/01/23 ~	69,000	57,442

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-42

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
Wind Acquisition Finance SA (Italy) 4.750% due 07/15/20 ~	$95,000	$94,287
6.500% due 04/30/20 ~	200,000	210,000
7.375% due 04/23/21 ~	250,000	236,875

		4,995,252

Total Corporate Bonds & Notes (Cost $142,208,294)		127,442,909

	Shares

SHORT-TERM INVESTMENT - 3.4%

Money Market Fund - 3.4%

Federated Prime Obligations Fund	4,531,777	4,531,777

Total Short-Term Investment (Cost $4,531,777)		4,531,777

TOTAL INVESTMENTS - 99.9% (Cost $146,740,071)		131,974,686

OTHER ASSETS & LIABILITIES, NET - 0.1%		133,467

NET ASSETS - 100.0%		$132,108,153

Notes to Schedule of Investments

(a)	As of December 31, 2015, the fund’s composition as a percentage of net assets was as follows:

Consumer Discretionary	20.8%
Industrials	12.1%
Financials	11.6%
Energy	10.4%
Health Care	9.7%
Telecommunication Services	9.4%
Materials	8.4%
Information Technology	5.6%
Consumer Staples	4.7%
Utilities	3.8%
Short-Term Investment	3.4%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)	Investments with a total aggregate value of $20,000 or less than 0.1% of the fund’s net assets were in default as of December 31, 2015.

(c)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2015:

		Total Value at December 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$127,442,909	$-	$127,442,909	$-
	Short-Term Investment	4,531,777	4,531,777	-	-

	Total	$131,974,686	$4,531,777	$127,442,909	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-43

PACIFIC SELECT FUND

PD LARGE-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments

December 31, 2015

	Shares	Value
COMMON STOCKS - 94.0%

Consumer Discretionary - 20.0%

Aaron’s Inc	366	$8,195
Advance Auto Parts Inc	2,828	425,642
Amazon.com Inc *	14,735	9,959,239
AMC Networks Inc ‘A’ *	2,335	174,378
Aramark	6,858	221,170
AutoNation Inc *	2,840	169,434
AutoZone Inc *	1,208	896,227
Bed Bath & Beyond Inc *	6,623	319,560
BorgWarner Inc	8,747	378,133
Brinker International Inc	2,383	114,265
Brunswick Corp	2,680	135,367
Cabela’s Inc *	193	9,019
Cablevision Systems Corp ‘A’	1,110	35,409
CarMax Inc *	8,088	436,509
Carter’s Inc	2,041	181,710
CBS Corp ‘B’	19,025	896,648
Charter Communications Inc ‘A’ *	2,898	530,624
Chipotle Mexican Grill Inc *	1,201	576,300
Choice Hotels International Inc	1,349	68,003
Cinemark Holdings Inc	4,527	151,338
Clear Channel Outdoor Holdings Inc ‘A’ *	539	3,013
Coach Inc	1,472	48,179
Comcast Corp ‘A’	87,409	4,932,490
CST Brands Inc	2,425	94,914
Darden Restaurants Inc	953	60,649
Delphi Automotive PLC (United Kingdom)	11,162	956,918
Dick’s Sporting Goods Inc	2,413	85,300
Dillard’s Inc ‘A’	109	7,162
Discovery Communications Inc ‘A’ *	5,536	147,700
Discovery Communications Inc ‘C’ *	9,650	243,373
DISH Network Corp ‘A’ *	5,662	323,753
Dollar General Corp	11,740	843,754
Dollar Tree Inc *	8,901	687,335
Domino’s Pizza Inc	2,137	237,741
DR Horton Inc	5,300	169,759
DSW Inc ‘A’	168	4,008
Dunkin’ Brands Group Inc	3,747	159,585
Expedia Inc	4,053	503,731
Extended Stay America Inc	2,273	36,141
Foot Locker Inc	4,677	304,426
Fossil Group Inc *	1,309	47,857
Gentex Corp	5,598	89,624
Genuine Parts Co	5,466	469,475
GNC Holdings Inc ‘A’	3,386	105,034
GoPro Inc ‘A’ *	3,396	61,162
Groupon Inc *	18,847	57,860
H&R Block Inc	8,535	284,301
Hanesbrands Inc	15,527	456,960
Harley-Davidson Inc	4,405	199,943
Harman International Industries Inc	2,751	259,172
Hasbro Inc	3,497	235,558
Hilton Worldwide Holdings Inc	20,078	429,669
International Game Technology PLC	2,412	39,026
Jarden Corp *	8,159	466,042
Johnson Controls Inc	5,554	219,327
Kate Spade & Co *	4,858	86,327
L Brands Inc	9,566	916,614
Las Vegas Sands Corp	14,133	619,591
Lear Corp	2,278	279,807
Leggett & Platt Inc	5,335	224,177
Lennar Corp ‘A’	2,672	130,687
Lennar Corp ‘B’	145	5,826
Liberty Interactive Corp QVC Group ‘A’ *	7,806	213,260
Liberty Ventures ‘A’ *	5,490	247,654
Lions Gate Entertainment Corp	3,715	120,329
Live Nation Entertainment Inc *	5,699	140,024

	Shares	Value
LKQ Corp *	11,759	$348,419
Lowe’s Cos Inc	36,789	2,797,436
lululemon athletica Inc *	4,320	226,670
Macy’s Inc	8,765	306,600
Marriott International Inc ‘A’	7,580	508,163
McDonald’s Corp	37,052	4,377,323
MGM Resorts International *	1,187	26,969
Michael Kors Holdings Ltd *	7,681	307,701
Mohawk Industries Inc *	1,676	317,418
MSG Networks Inc ‘A’ *	2,393	49,774
Murphy USA Inc *	106	6,438
Netflix Inc *	16,404	1,876,289
Newell Rubbermaid Inc	5,248	231,332
NIKE Inc ‘B’	52,422	3,276,375
Nordstrom Inc	5,426	270,269
Norwegian Cruise Line Holdings Ltd *	4,668	273,545
NVR Inc *	158	259,594
O’Reilly Automotive Inc *	3,904	989,352
Office Depot Inc *	3,688	20,800
Omnicom Group Inc	9,445	714,609
Panera Bread Co ‘A’ *	986	192,053
Penske Automotive Group Inc	608	25,743
Polaris Industries Inc	2,570	220,891
Ralph Lauren Corp ‘A’	126	14,046
Regal Entertainment Group ‘A’	3,150	59,440
Ross Stores Inc	15,996	860,745
Sally Beauty Holdings Inc *	6,153	171,607
Scripps Networks Interactive Inc ‘A’	3,555	196,271
Sears Holdings Corp *	53	1,090
Service Corp International	7,829	203,711
ServiceMaster Global Holdings Inc *	4,025	157,941
Signet Jewelers Ltd (NYSE)	3,104	383,934
Sirius XM Holdings Inc *	88,847	361,607
Six Flags Entertainment Corp	2,737	150,371
Skechers U.S.A. Inc ‘A’ *	4,755	143,649
Starbucks Corp	58,003	3,481,920
Starwood Hotels & Resorts Worldwide Inc	6,606	457,664
Starz ‘A’ *	3,383	113,330
Target Corp	2,069	150,230
Tempur Sealy International Inc *	2,376	167,413
Tesla Motors Inc *	3,770	904,838
The Gap Inc	9,212	227,536
The Home Depot Inc	50,213	6,640,669
The Interpublic Group of Cos Inc	15,963	371,619
The Madison Square Garden Co ‘A’ *	797	128,955
The Michaels Cos Inc *	2,386	52,754
The Priceline Group Inc *	2,004	2,555,000
The TJX Cos Inc	26,301	1,865,004
The Walt Disney Co	65,590	6,892,197
Thor Industries Inc	1,726	96,915
Tiffany & Co	3,293	251,223
Time Warner Cable Inc	10,928	2,028,127
Time Warner Inc	16,416	1,061,623
Toll Brothers Inc *	2,333	77,689
TopBuild Corp *	1,474	45,355
Tractor Supply Co	5,274	450,927
TripAdvisor Inc *	4,336	369,644
Tupperware Brands Corp	1,795	99,892
Twenty-First Century Fox Inc ‘A’	31,004	842,069
Twenty-First Century Fox Inc ‘B’	12,656	344,623
Ulta Salon Cosmetics & Fragrance Inc *	2,484	459,540
Under Armour Inc ‘A’ *	6,906	556,693
Urban Outfitters Inc *	3,561	81,013
VF Corp	13,066	813,358
Viacom Inc ‘A’	393	17,288
Viacom Inc ‘B’	13,398	551,462
Vista Outdoor Inc *	316	14,065
Visteon Corp *	1,563	178,963
Whirlpool Corp	228	33,486
Williams-Sonoma Inc	3,543	206,947

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-44

PACIFIC SELECT FUND

PD LARGE-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Shares	Value
Wyndham Worldwide Corp	4,641	$337,169
Wynn Resorts Ltd	2,793	193,248
Yum! Brands Inc	16,715	1,221,031

		86,612,061

Consumer Staples - 10.6%

Altria Group Inc	71,534	4,163,994
Blue Buffalo Pet Products Inc *	971	18,167
Brown-Forman Corp ‘A’	968	106,586
Brown-Forman Corp ‘B’	4,202	417,175
Campbell Soup Co	3,981	209,202
Church & Dwight Co Inc	5,060	429,493
Coca-Cola Enterprises Inc	9,007	443,505
Colgate-Palmolive Co	30,666	2,042,969
ConAgra Foods Inc	2,211	93,216
Constellation Brands Inc ‘A’	6,324	900,791
Costco Wholesale Corp	17,008	2,746,792
Coty Inc ‘A’	3,166	81,145
CVS Health Corp	40,433	3,953,134
Dr Pepper Snapple Group Inc	7,412	690,798
Flowers Foods Inc	6,066	130,358
General Mills Inc	23,043	1,328,659
Herbalife Ltd *	2,448	131,262
Hormel Foods Corp	5,173	409,081
Ingredion Inc	334	32,011
Kellogg Co	8,689	627,954
Keurig Green Mountain Inc	4,996	449,540
Kimberly-Clark Corp	11,162	1,420,923
McCormick & Co Inc	4,940	422,666
Mead Johnson Nutrition Co	7,830	618,178
Monster Beverage Corp *	5,784	861,585
Nu Skin Enterprises Inc ‘A’	469	17,770
PepsiCo Inc	57,058	5,701,235
Philip Morris International Inc	29,822	2,621,652
Pilgrim’s Pride Corp	276	6,097
Reynolds American Inc	31,919	1,473,062
Rite Aid Corp *	22,820	178,909
Spectrum Brands Holdings Inc	962	97,932
Sprouts Farmers Market Inc *	6,003	159,620
Sysco Corp	7,162	293,642
The Clorox Co	4,022	510,110
The Coca-Cola Co	151,579	6,511,834
The Estee Lauder Cos Inc ‘A’	8,109	714,078
The Hain Celestial Group Inc *	3,975	160,550
The Hershey Co	5,632	502,769
The Kraft Heinz Co	22,882	1,664,894
The Kroger Co	37,899	1,585,315
The WhiteWave Foods Co *	6,770	263,421
Tyson Foods Inc ‘A’	573	30,558
Walgreens Boots Alliance Inc	5,019	427,393
Whole Foods Market Inc	12,687	425,014

		46,075,039

Energy - 0.5%

Cabot Oil & Gas Corp	15,989	282,845
Continental Resources Inc *	1,074	24,681
CVR Energy Inc	214	8,421
EOG Resources Inc	1,848	130,820
FMC Technologies Inc *	5,836	169,302
HollyFrontier Corp	1,104	44,039
Marathon Petroleum Corp	1,551	80,404
Memorial Resource Development Corp *	3,143	50,760
Oceaneering International Inc	658	24,688
ONEOK Inc	3,687	90,921
Range Resources Corp	425	10,459
RPC Inc	274	3,274
Schlumberger Ltd	5,939	414,245
Targa Resources Corp	1,041	28,170
Teekay Corp (Bermuda)	689	6,801
Tesoro Corp	293	30,873

	Shares	Value
The Williams Cos Inc	28,952	$744,066
World Fuel Services Corp	498	19,153

		2,163,922

Financials - 5.2%

Affiliated Managers Group Inc *	2,116	338,052
Ally Financial Inc *	1,356	25,276
American Express Co	6,481	450,754
American Tower Corp REIT	16,355	1,585,617
Ameriprise Financial Inc	5,841	621,599
AmTrust Financial Services Inc	82	5,050
Aon PLC	10,895	1,004,628
Arthur J Gallagher & Co	3,643	149,144
Artisan Partners Asset Management Inc ‘A’	1,351	48,717
Berkshire Hathaway Inc ‘B’ *	4,674	617,155
BlackRock Inc	1,542	525,082
Boston Properties Inc REIT	5,415	690,629
CBOE Holdings Inc	3,242	210,406
CBRE Group Inc ‘A’ *	11,057	382,351
Columbia Property Trust Inc REIT	581	13,642
Credit Acceptance Corp *	324	69,342
Crown Castle International Corp REIT	12,901	1,115,291
Digital Realty Trust Inc REIT	3,030	229,129
Eaton Vance Corp	4,566	148,075
Empire State Realty Trust Inc ‘A’ REIT	1,997	36,086
Equinix Inc REIT	2,382	720,317
Equity LifeStyle Properties Inc REIT	3,277	218,478
Erie Indemnity Co ‘A’	924	88,371
Extra Space Storage Inc REIT	4,747	418,733
FactSet Research Systems Inc	1,615	262,551
Federal Realty Investment Trust REIT	2,655	387,895
Federated Investors Inc ‘B’	3,567	102,195
Four Corners Property Trust Inc REIT *	317	7,659
Gaming & Leisure Properties Inc REIT	457	12,705
Healthcare Trust of America Inc ‘A’ REIT	467	12,595
Interactive Brokers Group Inc ‘A’	191	8,328
Intercontinental Exchange Inc	1,532	392,590
Invesco Ltd	2,049	68,601
Iron Mountain Inc REIT	3,141	84,838
Jones Lang LaSalle Inc	1,270	203,022
Lamar Advertising Co ‘A’ REIT	3,157	189,357
Lazard Ltd ‘A’	4,881	219,694
Legg Mason Inc	1,216	47,704
LendingClub Corp *	2,541	28,078
Leucadia National Corp	1,676	29,146
LPL Financial Holdings Inc	3,237	138,058
Markel Corp *	55	48,584
Marsh & McLennan Cos Inc	12,432	689,354
McGraw Hill Financial Inc	10,581	1,043,075
Moody’s Corp	6,862	688,533
Morningstar Inc	727	58,458
MSCI Inc	4,346	313,477
NorthStar Asset Management Group Inc	7,377	89,557
Omega Healthcare Investors Inc REIT	1,892	66,182
Plum Creek Timber Co Inc REIT	2,741	130,801
Post Properties Inc REIT	701	41,471
Public Storage REIT	5,112	1,266,242
Realogy Holdings Corp *	2,030	74,440
Santander Consumer USA Holdings Inc *	197	3,122
SEI Investments Co	5,386	282,226
Signature Bank *	1,798	275,759
Simon Property Group Inc REIT	12,033	2,339,697
SLM Corp *	14,904	97,174
SVB Financial Group *	1,257	149,457
T Rowe Price Group Inc	10,074	720,190
Tanger Factory Outlet Centers Inc REIT	3,648	119,290
Taubman Centers Inc REIT	873	66,977
TD Ameritrade Holding Corp	8,794	305,240
The Bank of New York Mellon Corp	4,710	194,146
The Charles Schwab Corp	31,311	1,031,071

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-45

PACIFIC SELECT FUND

PD LARGE-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Shares	Value
The Howard Hughes Corp *	611	$69,141
Waddell & Reed Financial Inc ‘A’	3,009	86,238
Welltower Inc REIT	6,113	415,867
Weyerhaeuser Co REIT	1,695	50,816

		22,623,525

Health Care - 16.1%

AbbVie Inc ‡	63,986	3,790,531
Acadia Healthcare Co Inc *	2,021	126,232
Aetna Inc	3,321	359,067
Agios Pharmaceuticals Inc *	984	63,881
Akorn Inc *	2,983	111,296
Alere Inc *	2,080	81,307
Alexion Pharmaceuticals Inc *	8,341	1,591,046
Align Technology Inc *	3,144	207,032
Alkermes PLC *	4,758	377,690
Allergan PLC *	6,857	2,142,812
Allscripts Healthcare Solutions Inc *	2,141	32,929
Alnylam Pharmaceuticals Inc *	2,348	221,041
AmerisourceBergen Corp	7,957	825,220
Amgen Inc	29,391	4,771,041
Anthem Inc	2,027	282,645
athenahealth Inc *	1,497	240,972
Baxalta Inc	13,360	521,441
Baxter International Inc	13,360	509,684
Becton Dickinson & Co	8,094	1,247,204
Bio-Techne Corp	584	52,560
Biogen Inc *	8,620	2,640,737
BioMarin Pharmaceutical Inc *	6,198	649,302
Bluebird Bio Inc *	1,383	88,816
Boston Scientific Corp *	3,980	73,391
Bristol-Myers Squibb Co	64,438	4,432,690
Brookdale Senior Living Inc *	1,514	27,948
Bruker Corp *	4,226	102,565
Cardinal Health Inc	11,561	1,032,050
Celgene Corp *	30,660	3,671,842
Centene Corp *	4,596	302,463
Cerner Corp *	11,584	697,009
Charles River Laboratories International Inc *	1,803	144,943
Cigna Corp	9,949	1,455,837
CR Bard Inc	2,871	543,882
DaVita HealthCare Partners Inc *	1,987	138,514
DENTSPLY International Inc	1,363	82,939
DexCom Inc *	3,066	251,105
Edwards Lifesciences Corp *	8,316	656,798
Eli Lilly & Co	37,824	3,187,050
Endo International PLC *	2,912	178,273
Envision Healthcare Holdings Inc *	7,176	186,361
Express Scripts Holding Co *	21,942	1,917,950
Gilead Sciences Inc	56,809	5,748,503
HCA Holdings Inc *	952	64,384
Health Net Inc *	485	33,203
Henry Schein Inc *	3,233	511,428
Hill-Rom Holdings Inc	1,982	95,255
Hologic Inc *	9,505	367,748
Humana Inc	5,362	957,171
IDEXX Laboratories Inc *	3,618	263,825
Illumina Inc *	5,571	1,069,326
IMS Health Holdings Inc *	5,216	132,852
Incyte Corp *	6,048	655,906
Inovalon Holdings Inc ‘A’ *	966	16,422
Intercept Pharmaceuticals Inc *	607	90,655
Intrexon Corp *	1,762	53,124
Intuitive Surgical Inc *	1,425	778,278
Ionis Pharmaceuticals Inc *	4,630	286,736
Jazz Pharmaceuticals PLC *	2,361	331,862
Johnson & Johnson	13,828	1,420,412
Juno Therapeutics Inc *	454	19,962
Laboratory Corp of America Holdings *	1,299	160,608

	Shares	Value
LifePoint Health Inc *	166	$12,184
Mallinckrodt PLC *	1,802	134,483
McKesson Corp	8,951	1,765,406
Medivation Inc *	6,084	294,101
MEDNAX Inc *	2,103	150,701
Merck & Co Inc	12,451	657,662
Mettler-Toledo International Inc *	1,082	366,939
Mylan NV *	13,777	744,922
OPKO Health Inc *	11,699	117,575
Patterson Cos Inc	1,793	81,062
PerkinElmer Inc	668	35,785
Perrigo Co PLC	1,052	152,224
Premier Inc ‘A’ *	1,432	50,507
Puma Biotechnology Inc *	952	74,637
Quintiles Transnational Holdings Inc *	2,906	199,526
Regeneron Pharmaceuticals Inc *	3,033	1,646,525
ResMed Inc	5,448	292,503
Seattle Genetics Inc *	4,078	183,021
Sirona Dental Systems Inc *	2,157	236,342
St Jude Medical Inc	6,131	378,712
Stryker Corp	6,620	615,263
Tenet Healthcare Corp *	3,863	117,049
The Cooper Cos Inc	1,281	171,910
Thermo Fisher Scientific Inc	5,186	735,634
United Therapeutics Corp *	1,787	279,862
UnitedHealth Group Inc	34,957	4,112,341
Universal Health Services Inc ‘B’	629	75,159
Varian Medical Systems Inc *	3,858	311,726
VCA Inc *	3,021	166,155
Veeva Systems Inc ‘A’ *	2,703	77,982
Vertex Pharmaceuticals Inc *	9,423	1,185,696
VWR Corp *	602	17,043
Waters Corp *	3,197	430,252
Zimmer Biomet Holdings Inc	403	41,344
Zoetis Inc	19,327	926,150

		69,914,139

Industrials - 10.1%

3M Co	24,521	3,693,843
Acuity Brands Inc	1,679	392,550
AECOM *	756	22,703
Air Lease Corp	216	7,232
Alaska Air Group Inc	5,012	403,516
Allegion PLC	3,706	244,300
Allison Transmission Holdings Inc	3,713	96,130
AMERCO	134	52,193
American Airlines Group Inc	24,400	1,033,340
AMETEK Inc	9,337	500,370
AO Smith Corp	2,884	220,943
Armstrong World Industries Inc *	936	42,803
Avis Budget Group Inc *	4,115	149,333
B/E Aerospace Inc	4,123	174,692
Babcock & Wilcox Enterprises Inc *	405	8,452
BWX Technologies Inc	811	25,765
Carlisle Cos Inc	540	47,893
Caterpillar Inc	4,061	275,986
CH Robinson Worldwide Inc	5,638	349,669
Cintas Corp	3,688	335,792
Clean Harbors Inc *	1,510	62,892
Copart Inc *	4,929	187,351
Covanta Holding Corp	4,356	67,474
CSX Corp	9,854	255,711
Cummins Inc	5,215	458,972
Danaher Corp	4,449	413,223
Deere & Co	2,337	178,243
Delta Air Lines Inc	31,555	1,599,523
Donaldson Co Inc	4,806	137,740
Emerson Electric Co	17,800	851,374
Equifax Inc	4,601	512,413
Expeditors International of Washington Inc	7,394	333,469

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-46

PACIFIC SELECT FUND

PD LARGE-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Shares	Value
Fastenal Co	11,364	$463,879
FedEx Corp	3,971	591,639
Flowserve Corp	2,385	100,361
Fortune Brands Home & Security Inc	2,124	117,882
General Dynamics Corp	3,449	473,755
Genesee & Wyoming Inc ‘A’ *	788	42,308
Graco Inc	2,243	161,653
HD Supply Holdings Inc *	6,608	198,438
Hertz Global Holdings Inc *	15,690	223,269
Hexcel Corp	3,754	174,373
Honeywell International Inc	30,218	3,129,678
Hubbell Inc	291	29,403
Huntington Ingalls Industries Inc	1,886	239,239
IDEX Corp	2,762	211,597
IHS Inc ‘A’ *	2,277	269,665
Illinois Tool Works Inc	11,567	1,072,030
Ingersoll-Rand PLC	706	39,035
JB Hunt Transport Services Inc	3,556	260,868
JetBlue Airways Corp *	4,447	100,725
KAR Auction Services Inc	1,813	67,135
Landstar System Inc	1,691	99,177
Lennox International Inc	1,573	196,468
Lincoln Electric Holdings Inc	2,719	141,089
Lockheed Martin Corp	7,532	1,635,574
Masco Corp	13,476	381,371
MSC Industrial Direct Co Inc ‘A’	557	31,342
Nielsen Holdings PLC	9,803	456,820
Nordson Corp	2,376	152,420
Northrop Grumman Corp	2,278	430,109
Old Dominion Freight Line Inc *	2,716	160,434
PACCAR Inc	12,399	587,713
Parker-Hannifin Corp	2,429	235,564
Pitney Bowes Inc	2,971	61,351
Precision Castparts Corp	1,023	237,346
Quanta Services Inc *	1,541	31,205
Regal Beloit Corp	91	5,325
Robert Half International Inc	5,222	246,165
Rockwell Automation Inc	5,203	533,880
Rockwell Collins Inc	5,113	471,930
Rollins Inc	3,613	93,577
Roper Technologies Inc	1,491	282,977
RR Donnelley & Sons Co	4,168	61,353
Snap-on Inc	2,246	385,032
SolarCity Corp *	2,251	114,846
Southwest Airlines Co	25,834	1,112,412
Spirit AeroSystems Holdings Inc ‘A’ *	5,054	253,054
Spirit Airlines Inc *	2,860	113,971
Stanley Black & Decker Inc	539	57,527
Stericycle Inc *	3,288	396,533
Textron Inc	2,399	100,782
The Boeing Co	26,732	3,865,180
The Dun & Bradstreet Corp	406	42,196
The Middleby Corp *	2,218	239,256
The Toro Co	2,175	158,927
Towers Watson & Co ‘A’	470	60,376
TransDigm Group Inc *	2,060	470,607
TransUnion *	973	26,826
Tyco International PLC	14,225	453,635
Union Pacific Corp	33,847	2,646,835
United Continental Holdings Inc *	14,767	846,149
United Parcel Service Inc ‘B’	27,119	2,609,661
United Rentals Inc *	3,749	271,952
United Technologies Corp	3,166	304,158
USG Corp *	3,487	84,699
Valmont Industries Inc	49	5,195
Verisk Analytics Inc *	6,536	502,488
WABCO Holdings Inc *	2,112	215,973
Wabtec Corp	3,735	265,633
Waste Management Inc	1,464	78,134

	Shares	Value
Watsco Inc	991	$116,076
WW Grainger Inc	2,428	491,889

		43,926,014

Information Technology - 26.3%

3D Systems Corp *	1,562	13,574
Accenture PLC ‘A’	24,281	2,537,364
Adobe Systems Inc * ‡	19,339	1,816,706
Akamai Technologies Inc *	6,903	363,305
Alliance Data Systems Corp *	2,399	663,491
Alphabet Inc ‘A’ *	11,144	8,670,143
Alphabet Inc ‘C’ *	11,371	8,629,224
Amphenol Corp ‘A’	11,942	623,731
Analog Devices Inc	11,090	613,499
ANSYS Inc *	646	59,755
Apple Inc	222,697	23,441,086
Applied Materials Inc	26,315	491,301
Arista Networks Inc *	1,283	99,869
ARRIS Group Inc *	2,666	81,500
Atmel Corp	16,375	140,989
Autodesk Inc *	6,539	398,421
Automatic Data Processing Inc	14,575	1,234,794
Avago Technologies Ltd (Singapore)	9,919	1,439,743
Black Knight Financial Services Inc ‘A’ *	691	22,844
Booz Allen Hamilton Holding Corp	3,585	110,597
Broadcom Corp ‘A’	1,535	88,754
Broadridge Financial Solutions Inc	4,636	249,092
Cadence Design Systems Inc *	11,328	235,736
CDK Global Inc	6,198	294,219
CDW Corp	5,115	215,035
Citrix Systems Inc *	6,197	468,803
Cognex Corp	3,316	111,981
Cognizant Technology Solutions Corp ‘A’ *	23,600	1,416,472
CommScope Holding Co Inc *	1,775	45,955
CoreLogic Inc *	1,542	52,212
CoStar Group Inc *	1,257	259,809
DST Systems Inc	1,080	123,185
eBay Inc *	46,960	1,290,461
Electronic Arts Inc *	12,162	835,773
EMC Corp	6,223	159,807
F5 Networks Inc *	2,781	269,646
Facebook Inc ‘A’ *	83,652	8,755,018
Fidelity National Information Services Inc	4,723	286,214
FireEye Inc *	5,359	111,146
First Data Corp ‘A’ *	5,390	86,348
Fiserv Inc *	9,154	837,225
Fitbit Inc ‘A’ *	1,095	32,401
FleetCor Technologies Inc *	3,549	507,259
FLIR Systems Inc	3,365	94,456
Fortinet Inc *	5,525	172,214
Gartner Inc *	3,210	291,147
Genpact Ltd *	6,227	155,550
Global Payments Inc	5,138	331,452
GoDaddy Inc ‘A’ *	899	28,822
Harris Corp	791	68,738
IAC/InterActiveCorp	2,854	171,383
Ingram Micro Inc ‘A’	334	10,147
Intel Corp	12,837	442,235
International Business Machines Corp	19,481	2,680,975
Intuit Inc	10,657	1,028,401
IPG Photonics Corp *	1,315	117,245
Jabil Circuit Inc	1,372	31,954
Jack Henry & Associates Inc	3,170	247,450
Juniper Networks Inc	2,660	73,416
Keysight Technologies Inc *	5,529	156,637
King Digital Entertainment PLC (Ireland)	3,060	54,713
KLA-Tencor Corp	6,182	428,722
Lam Research Corp	4,370	347,065
Leidos Holdings Inc	219	12,321
Linear Technology Corp	9,257	393,145

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-47

PACIFIC SELECT FUND

PD LARGE-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Shares	Value
LinkedIn Corp ‘A’ *	4,230	$952,088
MasterCard Inc ‘A’	38,643	3,762,282
Match Group Inc *	1,102	14,932
Maxim Integrated Products Inc	3,847	146,186
Microchip Technology Inc	8,083	376,183
Micron Technology Inc *	3,252	46,048
Microsoft Corp	177,306	9,836,937
Motorola Solutions Inc	6,832	467,650
National Instruments Corp	942	27,026
NetApp Inc	3,421	90,759
NetSuite Inc *	1,565	132,430
ON Semiconductor Corp *	15,468	151,586
Oracle Corp	73,487	2,684,480
Palo Alto Networks Inc *	2,806	494,249
Pandora Media Inc *	8,257	110,726
Paychex Inc	10,937	578,458
PayPal Holdings Inc *	46,960	1,699,952
PTC Inc *	4,389	151,991
Qorvo Inc *	5,777	294,049
QUALCOMM Inc	8,839	441,817
Rackspace Hosting Inc *	4,818	121,992
Red Hat Inc *	7,087	586,874
Sabre Corp	4,325	120,970
salesforce.com Inc *	25,359	1,988,146
ServiceNow Inc *	5,946	514,686
Skyworks Solutions Inc	7,388	567,620
SolarWinds Inc *	2,539	149,547
Solera Holdings Inc	2,621	143,709
Splunk Inc *	4,845	284,934
Square Inc ‘A’ *	930	12,174
SS&C Technologies Holdings Inc	2,816	192,248
SunEdison Inc *	9,538	48,548
SunPower Corp *	137	4,111
Synopsys Inc *	431	19,658
Tableau Software Inc ‘A’ *	1,930	181,845
Teradata Corp *	4,016	106,103
Texas Instruments Inc	40,216	2,204,239
The Ultimate Software Group Inc *	1,110	217,016
The Western Union Co	19,959	357,466
Total System Services Inc	6,388	318,122
Trimble Navigation Ltd *	524	11,240
Twitter Inc *	21,848	505,563
Vantiv Inc ‘A’ *	5,544	262,896
VeriFone Systems Inc *	4,329	121,299
VeriSign Inc *	3,999	349,353
Visa Inc ‘A’	75,666	5,867,898
VMware Inc ‘A’ *	3,168	179,214
WEX Inc *	1,513	133,749
Workday Inc ‘A’ *	4,101	326,768
Xilinx Inc	2,274	106,810
Yelp Inc *	2,472	71,194
Zebra Technologies Corp ‘A’ *	2,017	140,484
Zillow Group Inc ‘A’ *	1,002	26,092
Zillow Group Inc ‘C’ *	2,004	47,054

		114,272,126

Materials - 3.2%

Air Products & Chemicals Inc	6,833	889,042
Airgas Inc	582	80,502
AptarGroup Inc	441	32,039
Ashland Inc	245	25,161
Avery Dennison Corp	3,289	206,089
Axalta Coating Systems Ltd *	3,839	102,309
Ball Corp	5,329	387,578
Bemis Co Inc	405	18,099
Celanese Corp ‘A’	415	27,942
CF Industries Holdings Inc	9,098	371,289
Compass Minerals International Inc	1,282	96,496
Crown Holdings Inc *	2,332	118,232
Eagle Materials Inc	1,961	118,503

	Shares	Value
Eastman Chemical Co	1,409	$95,122
Ecolab Inc	10,206	1,167,362
EI du Pont de Nemours & Co	16,167	1,076,722
FMC Corp	3,780	147,911
Graphic Packaging Holding Co	7,223	92,671
Huntsman Corp	4,944	56,213
International Flavors & Fragrances Inc	3,127	374,114
International Paper Co	15,458	582,767
LyondellBasell Industries NV ‘A’	14,150	1,229,635
Martin Marietta Materials Inc	360	49,169
Monsanto Co	17,032	1,677,993
NewMarket Corp	324	123,356
Owens-Illinois Inc *	387	6,742
Packaging Corp of America	3,787	238,770
Platform Specialty Products Corp *	749	9,610
PPG Industries Inc	10,509	1,038,499
Praxair Inc	9,284	950,682
Royal Gold Inc	131	4,778
RPM International Inc	5,160	227,350
Sealed Air Corp	8,125	362,375
Silgan Holdings Inc	1,546	83,051
Southern Copper Corp (Peru)	1,421	37,117
Steel Dynamics Inc	1,022	18,263
Tahoe Resources Inc (NYSE)	781	6,771
The Chemours Co	3,183	17,061
The Dow Chemical Co	5,839	300,592
The Scotts Miracle-Gro Co ‘A’	1,542	99,474
The Sherwin-Williams Co	3,131	812,808
The Valspar Corp	3,146	260,961
Vulcan Materials Co	662	62,870
WestRock Co	1,024	46,715
WR Grace & Co *	2,813	280,147

		14,010,952

Telecommunication Services - 1.9%

AT&T Inc	34,591	1,190,276
Level 3 Communications Inc *	1,310	71,212
SBA Communications Corp ‘A’ *	2,468	259,313
Verizon Communications Inc	146,306	6,762,263
Zayo Group Holdings Inc *	4,867	129,414

		8,412,478

Utilities - 0.1%

Calpine Corp *	1,644	23,789
Dominion Resources Inc	1,130	76,433
ITC Holdings Corp	2,180	85,565
TerraForm Power Inc ‘A’ *	102	1,283

		187,070

Total Common Stocks (Cost $305,651,257)		408,197,326

EXCHANGE-TRADED FUND - 1.6%

iShares Russell 1000 Growth	70,072	6,970,762

Total Exchange-Traded Fund (Cost $6,791,827)		6,970,762

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-48

PACIFIC SELECT FUND

PD LARGE-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
SHORT-TERM INVESTMENT - 4.4%

Repurchase Agreement - 4.4%

Fixed Income Clearing Corp 0.030% due 01/04/16 (Dated 12/31/15, repurchase price of $18,982,946; collateralized by Freddie Mac: 2.120% due 06/02/21 and value $19,365,000)	$18,982,883	$18,982,883

Total Short-Term Investment (Cost $18,982,883)		18,982,883

TOTAL INVESTMENTS - 100.0% (Cost $331,425,967)		434,150,971

OTHER ASSETS & LIABILITIES, NET - 0.0%		120,507

NET ASSETS - 100.0%		$434,271,478

Notes to Schedule of Investments

(a)	As of December 31, 2015, the fund’s composition as a percentage of net assets was as follows:

Information Technology	26.3%
Consumer Discretionary	20.0%
Health Care	16.1%
Consumer Staples	10.6%
Industrials	10.1%
Financials	5.2%
Short-Term Investment	4.4%
Materials	3.2%
Others (each less than 3.0%)	4.1%

100.0%
Other Assets & Liabilities, Net	0.0%

100.0%

(b)	As of December 31, 2015, investments with a total aggregate value of $1,847,116 were fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts.

(c)	Open futures contracts outstanding as of December 31, 2015 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation (Depreciation)
NASDAQ 100 E-Mini Index (03/16)	68	($116,700)
S&P 500 E-Mini Index (03/16)	126	(91,134)

Total Futures Contracts		($207,834)

(d)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2015:

		Total Value at December 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks (1)	$408,197,326	$408,197,326	$-	$-
	Exchange-Traded Fund	6,970,762	6,970,762	-	-
	Short-Term Investment	18,982,883	-	18,982,883	-

	Total Assets	434,150,971	415,168,088	18,982,883	-

Liabilities	Derivatives:
	Equity Contracts
	Futures	(207,834)	(207,834)	-	-

	Total Liabilities	(207,834)	(207,834)	-	-

	Total	$433,943,137	$414,960,254	$18,982,883	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-49

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments

December 31, 2015

	Shares	Value
COMMON STOCKS - 95.8%

Consumer Discretionary - 5.0%

Aaron’s Inc	2,720	$60,901
Aramark	759	24,478
Best Buy Co Inc	14,924	454,436
Brunswick Corp	1,228	62,026
Cabela’s Inc *	2,199	102,759
Cable One Inc	174	75,457
Cablevision Systems Corp ‘A’	8,524	271,916
Carnival Corp	20,886	1,137,869
Clear Channel Outdoor Holdings Inc ‘A’ *	919	5,137
Coach Inc	11,684	382,417
Comcast Corp ‘A’	11,916	672,420
CST Brands Inc	622	24,345
Darden Restaurants Inc	4,955	315,336
Dick’s Sporting Goods Inc	1,437	50,798
Dillard’s Inc ‘A’	1,022	67,156
Discovery Communications Inc ‘A’ *	647	17,262
Discovery Communications Inc ‘C’ *	1,139	28,726
DISH Network Corp ‘A’ *	3,500	200,130
DR Horton Inc	9,459	302,972
DSW Inc ‘A’	3,335	79,573
Expedia Inc	648	80,495
Foot Locker Inc	948	61,705
Ford Motor Co	191,986	2,705,083
Fossil Group Inc *	356	13,015
GameStop Corp ‘A’	5,270	147,771
Gannett Co Inc	5,581	90,914
Garmin Ltd	5,825	216,515
General Motors Co	79,028	2,687,742
Gentex Corp	7,410	118,634
Genuine Parts Co	556	47,755
Graham Holdings Co ‘B’	172	83,415
H&R Block Inc	880	29,313
Harley-Davidson Inc	4,637	210,473
Hasbro Inc	1,032	69,516
Hyatt Hotels Corp ‘A’ *	1,675	78,758
International Game Technology PLC	1,422	23,008
JC Penney Co Inc *	15,199	101,225
John Wiley & Sons Inc ‘A’	2,236	100,687
Johnson Controls Inc	25,147	993,055
Kohl’s Corp	9,972	474,966
Lear Corp	920	113,004
Lennar Corp ‘A’	5,199	254,283
Lennar Corp ‘B’	273	10,969
Liberty Broadband Corp ‘A’ *	1,301	67,197
Liberty Broadband Corp ‘C’ *	3,263	169,219
Liberty Interactive Corp QVC Group ‘A’ *	13,331	364,203
Liberty Media Corp ‘A’ *	5,141	201,784
Liberty Media Corp ‘C’ *	9,861	375,507
Macy’s Inc	4,687	163,951
Mattel Inc	16,637	452,027
MGM Resorts International *	20,366	462,716
Mohawk Industries Inc *	905	171,398
Murphy USA Inc *	2,061	125,185
Newell Rubbermaid Inc	6,554	288,900
News Corp ‘A’	18,860	251,970
News Corp ‘B’	5,945	82,992
Norwegian Cruise Line Holdings Ltd *	492	28,831
Office Depot Inc *	22,153	124,943
Penske Automotive Group Inc	1,329	56,270
PulteGroup Inc	17,928	319,477
PVH Corp	4,065	299,387
Ralph Lauren Corp ‘A’	2,780	309,914
Royal Caribbean Cruises Ltd	8,457	855,933
Sears Holdings Corp *	549	11,287
Staples Inc	31,502	298,324
Target Corp	28,790	2,090,442

	Shares	Value
TEGNA Inc	11,155	$284,676
The Goodyear Tire & Rubber Co	13,272	433,596
The Wendy’s Co	10,039	108,120
Thomson Reuters Corp (NYSE)	16,209	613,511
Tiffany & Co	1,402	106,959
Time Warner Inc	19,665	1,271,736
Toll Brothers Inc *	5,622	187,213
Tribune Media Co ‘A’	3,970	134,226
Tupperware Brands Corp	125	6,956
Twenty-First Century Fox Inc ‘A’	18,806	510,771
Twenty-First Century Fox Inc ‘B’	7,681	209,154
Vista Outdoor Inc *	2,786	124,005
Whirlpool Corp	3,574	524,913
Wynn Resorts Ltd	432	29,890

		25,165,998

Consumer Staples - 6.7%

Altria Group Inc	5,706	332,146
Archer-Daniels-Midland Co	30,505	1,118,923
Avon Products Inc	20,963	84,900
Blue Buffalo Pet Products Inc *	654	12,236
Brown-Forman Corp ‘A’	89	9,800
Brown-Forman Corp ‘B’	455	45,172
Bunge Ltd	7,062	482,193
Campbell Soup Co	3,519	184,923
Colgate-Palmolive Co	5,471	364,478
ConAgra Foods Inc	18,143	764,909
CVS Health Corp	4,051	396,066
Edgewell Personal Care Co	3,057	239,577
Energizer Holdings Inc	3,112	105,995
Flowers Foods Inc	877	18,847
Herbalife Ltd *	498	26,703
Ingredion Inc	3,074	294,612
Kellogg Co	1,228	88,748
Kimberly-Clark Corp	3,706	471,774
Molson Coors Brewing Co ‘B’	6,781	636,872
Mondelez International Inc ‘A’	79,982	3,586,393
Nu Skin Enterprises Inc ‘A’	2,248	85,177
Philip Morris International Inc	38,239	3,361,590
Pilgrim’s Pride Corp	2,889	63,818
Pinnacle Foods Inc	5,732	243,381
Rite Aid Corp *	19,741	154,769
Sysco Corp	20,087	823,567
The Clorox Co	1,339	169,825
The JM Smucker Co	5,884	725,733
The Procter & Gamble Co	133,400	10,593,294
Tyson Foods Inc ‘A’	13,754	733,501
Wal-Mart Stores Inc	77,669	4,761,110
Walgreens Boots Alliance Inc	35,890	3,056,213
Whole Foods Market Inc	1,554	52,059

		34,089,304

Energy - 11.7%

Anadarko Petroleum Corp	24,976	1,213,334
Antero Resources Corp *	3,460	75,428
Apache Corp	18,542	824,563
Baker Hughes Inc	21,374	986,410
California Resources Corp	15,880	37,000
Cameron International Corp *	9,412	594,838
Cheniere Energy Inc *	11,633	433,329
Chesapeake Energy Corp	28,846	129,807
Chevron Corp	92,465	8,318,151
Cimarex Energy Co	4,651	415,706
Cobalt International Energy Inc *	18,237	98,480
Columbia Pipeline Group Inc	19,668	393,360
Concho Resources Inc *	6,351	589,754
ConocoPhillips	60,625	2,830,581
CONSOL Energy Inc	11,659	92,106
Continental Resources Inc *	2,828	64,987
CVR Energy Inc	473	18,613

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-50

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Shares	Value
Denbury Resources Inc	18,000	$36,360
Devon Energy Corp	20,214	646,848
Diamond Offshore Drilling Inc	3,223	68,005
Diamondback Energy Inc *	3,273	218,964
Dril-Quip Inc *	1,960	116,091
Energen Corp	3,874	158,795
Ensco PLC ‘A’	11,521	177,308
EOG Resources Inc	24,671	1,746,460
EP Energy Corp ‘A’ *	1,572	6,885
EQT Corp	7,491	390,506
Exxon Mobil Corp	205,588	16,025,585
FMC Technologies Inc *	4,030	116,910
Frank’s International NV	1,597	26,654
Golar LNG Ltd (NOTC) (Bermuda)	4,461	70,439
Gulfport Energy Corp *	5,319	130,688
Halliburton Co	41,838	1,424,166
Helmerich & Payne Inc	4,742	253,934
Hess Corp	12,398	601,055
HollyFrontier Corp	8,148	325,024
Kinder Morgan Inc	87,798	1,309,946
Kosmos Energy Ltd *	8,055	41,886
Laredo Petroleum Inc *	6,130	48,979
Marathon Oil Corp	33,188	417,837
Marathon Petroleum Corp	24,710	1,280,966
Murphy Oil Corp	8,751	196,460
Nabors Industries Ltd	16,244	138,237
National Oilwell Varco Inc	19,072	638,721
Newfield Exploration Co *	8,006	260,675
Noble Corp PLC	11,969	126,273
Noble Energy Inc	21,101	694,856
Occidental Petroleum Corp	37,769	2,553,562
Oceaneering International Inc	4,006	150,305
ONEOK Inc	5,646	139,230
Patterson-UTI Energy Inc	7,082	106,797
PBF Energy Inc ‘A’	4,755	175,032
Phillips 66	26,633	2,178,579
Pioneer Natural Resources Co	7,342	920,540
QEP Resources Inc	8,889	119,113
Range Resources Corp	7,765	191,097
Rowan Cos PLC ‘A’	6,058	102,683
RPC Inc	2,323	27,760
Schlumberger Ltd	54,879	3,827,810
Seadrill Ltd (NYSE) * (United Kingdom)	18,699	63,390
SM Energy Co	3,248	63,856
Southwestern Energy Co *	18,909	134,443
Spectra Energy Corp	33,010	790,259
Superior Energy Services Inc	7,398	99,651
Targa Resources Corp	1,391	37,641
Teekay Corp (Bermuda)	1,480	14,608
Tesoro Corp	5,810	612,200
Valero Energy Corp	23,700	1,675,827
Weatherford International PLC *	38,096	319,626
Whiting Petroleum Corp *	10,037	94,749
World Fuel Services Corp	2,983	114,726
WPX Energy Inc *	11,883	68,208

		59,393,652

Financials - 29.1%

ACE Ltd	16,059	1,876,494
Aflac Inc	21,335	1,277,966
Alexandria Real Estate Equities Inc REIT	3,543	320,145
Alleghany Corp *	787	376,131
Allied World Assurance Co Holdings AG	4,694	174,570
Ally Financial Inc *	21,924	408,663
American Campus Communities Inc REIT	5,522	228,279
American Capital Agency Corp REIT	17,347	300,797
American Express Co	34,249	2,382,018
American Financial Group Inc	3,392	244,495
American Homes 4 Rent ‘A’ REIT	8,264	137,678
American International Group Inc	60,952	3,777,195

	Shares	Value
American National Insurance Co	383	$39,169
Ameriprise Financial Inc	1,490	158,566
AmTrust Financial Services Inc	1,753	107,950
Annaly Capital Management Inc REIT	46,600	437,108
Apartment Investment & Management Co ‘A’ REIT	7,685	307,631
Apple Hospitality REIT Inc	8,871	177,154
Arch Capital Group Ltd *	6,099	425,405
Arthur J Gallagher & Co	3,675	150,455
Aspen Insurance Holdings Ltd (Bermuda)	3,048	147,218
Associated Banc-Corp	7,557	141,694
Assurant Inc	3,340	269,004
Assured Guaranty Ltd	7,420	196,111
AvalonBay Communities Inc REIT	6,500	1,196,845
Axis Capital Holdings Ltd	4,963	279,020
Bank of America Corp	516,394	8,690,911
Bank of Hawaii Corp	2,166	136,241
BankUnited Inc	5,085	183,365
BB&T Corp	38,146	1,442,300
Berkshire Hathaway Inc ‘B’ *	85,506	11,290,212
BioMed Realty Trust Inc REIT	10,010	237,137
BlackRock Inc	4,207	1,432,568
BOK Financial Corp	1,389	83,048
Boston Properties Inc REIT	658	83,921
Brandywine Realty Trust REIT	9,033	123,391
Brixmor Property Group Inc REIT	8,509	219,702
Brown & Brown Inc	5,697	182,874
Camden Property Trust REIT	4,271	327,842
Capital One Financial Corp	26,868	1,939,332
Care Capital Properties Inc REIT	4,068	124,359
CBL & Associates Properties Inc REIT	8,343	103,203
Chimera Investment Corp REIT	10,197	139,087
Cincinnati Financial Corp	8,082	478,212
CIT Group Inc	8,559	339,792
Citigroup Inc	149,191	7,720,634
Citizens Financial Group Inc	15,335	401,624
CME Group Inc ‘A’	15,763	1,428,128
CNA Financial Corp	1,381	48,542
Columbia Property Trust Inc REIT	5,471	128,459
Comerica Inc	8,753	366,138
Commerce Bancshares Inc	4,253	180,901
Communications Sales & Leasing Inc REIT *	6,040	112,888
Corporate Office Properties Trust REIT	4,575	99,872
Corrections Corp of America REIT	5,755	152,450
Cullen/Frost Bankers Inc	2,666	159,960
DDR Corp REIT	14,893	250,798
Digital Realty Trust Inc REIT	2,845	215,139
Discover Financial Services	21,759	1,166,718
Douglas Emmett Inc REIT	7,173	223,654
Duke Realty Corp REIT	16,967	356,646
E*TRADE Financial Corp *	14,256	422,548
East West Bancorp Inc	7,073	293,954
Empire State Realty Trust Inc ‘A’ REIT	3,003	54,264
Endurance Specialty Holdings Ltd	3,061	195,873
Equity Commonwealth REIT *	6,379	176,890
Equity Residential REIT	17,898	1,460,298
Essex Property Trust Inc REIT	3,214	769,464
Everest Re Group Ltd	2,184	399,869
Fifth Third Bancorp	39,825	800,482
First Horizon National Corp	11,482	166,719
First Niagara Financial Group Inc	17,459	189,430
First Republic Bank	6,995	462,090
FNF Group	13,791	478,134
Forest City Enterprises Inc ‘A’ *	10,739	235,506
Four Corners Property Trust Inc REIT *	1,651	39,888
Franklin Resources Inc	19,072	702,231
Gaming & Leisure Properties Inc REIT	3,835	106,613
General Growth Properties Inc REIT	28,373	772,029
Genworth Financial Inc ‘A’ *	24,951	93,067
HCP Inc REIT	22,701	868,086

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-51

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Shares	Value
Healthcare Trust of America Inc ‘A’ REIT	5,596	$150,924
Hospitality Properties Trust REIT	7,373	192,804
Host Hotels & Resorts Inc REIT	37,256	571,507
Huntington Bancshares Inc	39,756	439,701
Interactive Brokers Group Inc ‘A’	2,544	110,918
Intercontinental Exchange Inc	3,525	903,316
Invesco Ltd	18,531	620,418
Iron Mountain Inc REIT	6,295	170,028
Jones Lang LaSalle Inc	592	94,637
JPMorgan Chase & Co	182,476	12,048,890
KeyCorp	41,712	550,181
Kilroy Realty Corp REIT	4,330	274,002
Kimco Realty Corp REIT	20,296	537,032
Legg Mason Inc	3,239	127,066
Leucadia National Corp	13,992	243,321
Liberty Property Trust REIT	7,349	228,186
Lincoln National Corp	12,442	625,335
Loews Corp	15,308	587,827
M&T Bank Corp	7,761	940,478
Markel Corp *	616	544,144
Marsh & McLennan Cos Inc	10,586	586,994
Mercury General Corp	782	36,418
MetLife Inc	46,062	2,220,649
MFA Financial Inc REIT	18,480	121,968
Mid-America Apartment Communities Inc REIT	3,705	336,451
Morgan Stanley	75,377	2,397,742
Nasdaq Inc	5,693	331,162
National Retail Properties Inc REIT	6,590	263,929
Navient Corp	19,129	219,027
New York Community Bancorp Inc	23,858	389,363
Northern Trust Corp	11,475	827,233
NorthStar Realty Europe Corp REIT	2,990	35,312
NorthStar Realty Finance Corp REIT	8,970	152,759
Old Republic International Corp	12,842	239,246
Omega Healthcare Investors Inc REIT	6,541	228,804
OneMain Holdings Inc *	2,622	108,918
Outfront Media Inc REIT	6,758	147,527
PacWest Bancorp	5,507	237,352
Paramount Group Inc REIT	8,797	159,226
PartnerRe Ltd (Bermuda)	2,348	328,110
People’s United Financial Inc	15,200	245,480
Piedmont Office Realty Trust Inc ‘A’ REIT	7,654	144,508
Plum Creek Timber Co Inc REIT	5,096	243,181
Popular Inc	5,109	144,789
Post Properties Inc REIT	1,754	103,767
Principal Financial Group Inc	14,476	651,130
ProAssurance Corp	2,735	132,730
Prologis Inc REIT	25,768	1,105,963
Prudential Financial Inc	22,275	1,813,408
Public Storage REIT	627	155,308
Raymond James Financial Inc	6,283	364,226
Rayonier Inc REIT	6,286	139,549
Realogy Holdings Corp *	4,583	168,059
Realty Income Corp REIT	12,273	633,655
Regency Centers Corp REIT	4,638	315,941
Regions Financial Corp	65,906	632,698
Reinsurance Group of America Inc	3,255	278,465
RenaissanceRe Holdings Ltd (Bermuda)	2,265	256,375
Retail Properties of America Inc ‘A’ REIT	11,663	172,263
Santander Consumer USA Holdings Inc *	4,124	65,365
Senior Housing Properties Trust REIT	11,555	171,476
Signature Bank *	195	29,907
SL Green Realty Corp REIT	4,897	553,263
SLM Corp *	1,573	10,256
Spirit Realty Capital Inc REIT	21,707	217,504
StanCorp Financial Group Inc	2,076	236,415
Starwood Property Trust Inc REIT	11,709	240,737
State Street Corp	20,243	1,343,325
SunTrust Banks Inc	25,383	1,087,408

	Shares	Value
SVB Financial Group *	957	$113,787
Synchrony Financial *	41,217	1,253,409
Synovus Financial Corp	6,550	212,089
Taubman Centers Inc REIT	1,633	125,284
TCF Financial Corp	8,455	119,385
TD Ameritrade Holding Corp	1,975	68,552
TFS Financial Corp	3,323	62,572
The Allstate Corp	19,054	1,183,063
The Bank of New York Mellon Corp	49,190	2,027,612
The Charles Schwab Corp	16,506	543,543
The Chubb Corp	11,298	1,498,567
The Goldman Sachs Group Inc	21,243	3,828,626
The Hanover Insurance Group Inc	2,175	176,914
The Hartford Financial Services Group Inc	20,649	897,406
The Howard Hughes Corp *	1,171	132,510
The Macerich Co REIT	7,782	627,930
The PNC Financial Services Group Inc	25,466	2,427,164
The Progressive Corp	28,850	917,430
The Travelers Cos Inc	15,671	1,768,629
Torchmark Corp	6,201	354,449
Two Harbors Investment Corp REIT	18,025	146,003
UDR Inc REIT	12,735	478,454
Unum Group	12,269	408,435
US Bancorp	82,371	3,514,771
Validus Holdings Ltd	4,159	192,520
Ventas Inc REIT	16,270	918,116
VEREIT Inc REIT	44,508	352,503
Vornado Realty Trust REIT	9,258	925,430
Voya Financial Inc	11,259	415,570
Waddell & Reed Financial Inc ‘A’	242	6,936
Weingarten Realty Investors REIT	6,093	210,696
Wells Fargo & Co	229,078	12,452,680
Welltower Inc REIT	9,466	643,972
Weyerhaeuser Co REIT	23,269	697,605
White Mountains Insurance Group Ltd	295	214,409
WP Carey Inc REIT	5,131	302,729
WP Glimcher Inc REIT	9,335	99,044
WR Berkley Corp	4,781	261,760
XL Group PLC (Ireland)	15,078	590,756
Zions Bancorp	9,992	272,782

		147,225,392

Health Care - 11.4%

Abbott Laboratories	73,203	3,287,547
Aetna Inc	12,947	1,399,830
Agilent Technologies Inc	16,374	684,597
Alere Inc *	1,518	59,339
Alkermes PLC *	1,259	99,939
Allergan PLC *	10,575	3,304,688
Allscripts Healthcare Solutions Inc *	6,128	94,249
Alnylam Pharmaceuticals Inc *	684	64,392
Anthem Inc	10,375	1,446,690
Baxalta Inc	9,768	381,245
Baxter International Inc	9,768	372,649
Bio-Rad Laboratories Inc ‘A’ *	1,024	141,988
Bio-Techne Corp	1,055	94,950
Boston Scientific Corp *	60,780	1,120,783
Brookdale Senior Living Inc *	7,099	131,048
Cardinal Health Inc	1,587	141,672
Community Health Systems Inc *	5,804	153,980
DaVita HealthCare Partners Inc *	6,177	430,599
DENTSPLY International Inc	5,115	311,248
Endo International PLC *	7,114	435,519
Express Scripts Holding Co *	5,317	464,759
HCA Holdings Inc *	14,535	983,002
Health Net Inc *	3,168	216,881
Hill-Rom Holdings Inc	212	10,189
Humana Inc	539	96,217
Johnson & Johnson	118,763	12,199,335
Laboratory Corp of America Holdings *	3,303	408,383

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-52

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Shares	Value
LifePoint Health Inc *	1,983	$145,552
Mallinckrodt PLC *	3,486	260,160
MEDNAX Inc *	1,954	140,024
Medtronic PLC	70,072	5,389,938
Merck & Co Inc	123,081	6,501,138
Mylan NV *	3,154	170,537
Patterson Cos Inc	1,918	86,713
PerkinElmer Inc	4,704	251,993
Perrigo Co PLC	5,862	848,231
Pfizer Inc	302,776	9,773,609
QIAGEN NV (XNGS) *	11,409	315,459
Quest Diagnostics Inc	7,063	502,462
Quintiles Transnational Holdings Inc *	194	13,320
St Jude Medical Inc	6,028	372,350
Stryker Corp	8,188	760,993
Teleflex Inc	2,043	268,552
The Cooper Cos Inc	773	103,737
Thermo Fisher Scientific Inc	12,977	1,840,787
UnitedHealth Group Inc	2,341	275,395
Universal Health Services Inc ‘B’	3,703	442,471
VCA Inc *	217	11,935
VWR Corp *	782	22,138
Zimmer Biomet Holdings Inc	7,860	806,357

		57,839,569

Industrials - 9.9%

AECOM *	6,419	192,763
AGCO Corp	3,730	169,305
Air Lease Corp	4,777	159,934
Allison Transmission Holdings Inc	4,136	107,081
AMERCO	189	73,616
Armstrong World Industries Inc *	673	30,776
Babcock & Wilcox Enterprises Inc *	2,271	47,396
BWX Technologies Inc	4,146	131,718
Carlisle Cos Inc	2,503	221,991
Caterpillar Inc	24,517	1,666,175
Chicago Bridge & Iron Co NV	4,817	187,815
Clean Harbors Inc *	988	41,150
Colfax Corp *	4,948	115,536
Copa Holdings SA ‘A’ (Panama)	1,603	77,361
Crane Co	2,409	115,247
CSX Corp	36,047	935,420
Cummins Inc	2,283	200,927
Danaher Corp	23,663	2,197,819
Deere & Co	13,462	1,026,747
Donaldson Co Inc	639	18,314
Dover Corp	7,887	483,552
Eaton Corp PLC	22,968	1,195,255
Emerson Electric Co	10,220	488,823
FedEx Corp	8,902	1,326,309
Flowserve Corp	3,537	148,837
Fluor Corp	7,208	340,362
Fortune Brands Home & Security Inc	5,096	282,828
GATX Corp	2,127	90,504
General Dynamics Corp	9,950	1,366,732
General Electric Co	462,499	14,406,844
Genesee & Wyoming Inc ‘A’ *	1,562	83,864
Hubbell Inc	2,470	249,569
IDEX Corp	321	24,592
IHS Inc ‘A’ *	500	59,215
Ingersoll-Rand PLC	12,106	669,341
ITT Corp	4,387	159,336
Jacobs Engineering Group Inc *	6,176	259,083
JetBlue Airways Corp *	9,658	218,754
Joy Global Inc	4,692	59,166
Kansas City Southern	5,436	405,906
KAR Auction Services Inc	4,629	171,412
KBR Inc	7,209	121,976
Kennametal Inc	3,823	73,402
Kirby Corp *	2,744	144,389

	Shares	Value
L-3 Communications Holdings Inc	4,050	$484,015
Lincoln Electric Holdings Inc	276	14,322
Lockheed Martin Corp	3,763	817,135
Macquarie Infrastructure Corp	3,399	246,767
ManpowerGroup Inc	3,847	324,264
MSC Industrial Direct Co Inc ‘A’	1,594	89,694
Nielsen Holdings PLC	5,629	262,311
Norfolk Southern Corp	14,990	1,268,004
Northrop Grumman Corp	6,247	1,179,496
NOW Inc *	5,271	83,387
Orbital ATK Inc	2,976	265,876
Oshkosh Corp	3,860	150,694
Owens Corning	5,802	272,868
PACCAR Inc	1,653	78,352
Parker-Hannifin Corp	3,730	361,735
Pentair PLC (United Kingdom)	8,833	437,498
Pitney Bowes Inc	6,181	127,638
Precision Castparts Corp	5,499	1,275,823
Quanta Services Inc *	6,086	123,241
Raytheon Co	15,004	1,868,448
Regal Beloit Corp	2,109	123,419
Republic Services Inc	11,923	524,493
Roper Technologies Inc	3,050	578,859
RR Donnelley & Sons Co	4,882	71,863
Ryder System Inc	2,622	149,008
Spirit AeroSystems Holdings Inc ‘A’ *	504	25,235
SPX Corp	1,972	18,399
SPX FLOW Inc *	1,972	55,039
Stanley Black & Decker Inc	6,864	732,595
Terex Corp	5,322	98,351
Textron Inc	10,553	443,332
The ADT Corp	8,423	277,791
The Dun & Bradstreet Corp	1,260	130,952
The Manitowoc Co Inc	6,572	100,880
The Timken Co	3,910	111,787
Towers Watson & Co ‘A’	2,802	359,945
TransUnion *	348	9,594
Trinity Industries Inc	7,619	183,008
Triumph Group Inc	2,483	98,699
Tyco International PLC	2,582	82,340
United Technologies Corp	39,745	3,818,302
Valmont Industries Inc	1,122	118,954
Waste Connections Inc	6,091	343,045
Waste Management Inc	20,621	1,100,543
WESCO International Inc *	2,130	93,038
Xylem Inc	8,919	325,543

		50,253,724

Information Technology - 11.1%

3D Systems Corp *	3,745	32,544
Activision Blizzard Inc	24,811	960,434
Amdocs Ltd	7,603	414,896
Analog Devices Inc	1,312	72,580
ANSYS Inc *	3,580	331,150
Applied Materials Inc	23,068	430,680
ARRIS Group Inc *	5,582	170,642
Arrow Electronics Inc *	4,705	254,917
Autodesk Inc *	2,885	175,783
Automatic Data Processing Inc	4,549	385,391
Avnet Inc	6,679	286,128
Black Knight Financial Services Inc ‘A’ *	118	3,901
Booz Allen Hamilton Holding Corp	348	10,736
Broadcom Corp ‘A’	25,183	1,456,081
Brocade Communications Systems Inc	20,548	188,631
CA Inc	15,529	443,508
Cisco Systems Inc	250,076	6,790,814
CommScope Holding Co Inc *	2,883	74,641
Computer Sciences Corp	6,824	223,008
CoreLogic Inc *	2,445	82,788
Corning Inc	58,208	1,064,042

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-53

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Shares	Value
Cree Inc *	5,220	$139,217
CSRA Inc	6,824	204,720
Cypress Semiconductor Corp *	16,321	160,109
Dolby Laboratories Inc ‘A’	2,463	82,880
DST Systems Inc	427	48,704
EchoStar Corp ‘A’ *	2,144	83,852
EMC Corp	87,662	2,251,160
Fidelity National Information Services Inc	7,931	480,619
First Data Corp ‘A’ *	2,003	32,088
First Solar Inc *	3,715	245,153
Fitbit Inc ‘A’ *	651	19,263
FLIR Systems Inc	2,573	72,224
Harris Corp	5,057	439,453
Hewlett Packard Enterprise Co	89,371	1,358,439
HP Inc	89,371	1,058,153
Ingram Micro Inc ‘A’	7,254	220,376
Intel Corp	216,937	7,473,480
International Business Machines Corp	19,869	2,734,372
Jabil Circuit Inc	7,756	180,637
Juniper Networks Inc	15,979	441,020
Keysight Technologies Inc *	1,398	39,605
Lam Research Corp	2,227	176,868
Leidos Holdings Inc	3,033	170,637
Lexmark International Inc ‘A’	3,015	97,837
Lumentum Holdings Inc *	2,163	47,629
Marvell Technology Group Ltd (Bermuda)	22,275	196,465
Match Group Inc *	355	4,810
Maxim Integrated Products Inc	9,147	347,586
Micron Technology Inc *	48,979	693,543
Microsoft Corp	172,234	9,555,542
National Instruments Corp	4,392	126,006
NCR Corp *	8,335	203,874
NetApp Inc	10,151	269,306
Nuance Communications Inc *	12,445	247,531
NVIDIA Corp	26,454	871,924
ON Semiconductor Corp *	1,527	14,965
Oracle Corp	62,318	2,276,477
Paychex Inc	2,022	106,944
QUALCOMM Inc	62,770	3,137,558
SanDisk Corp	10,222	776,770
Square Inc ‘A’ *	346	4,529
SS&C Technologies Holdings Inc	415	28,332
SunEdison Inc *	1,007	5,126
SunPower Corp *	2,546	76,405
Symantec Corp	33,472	702,912
Synopsys Inc *	7,070	322,463
Teradata Corp *	1,865	49,273
Teradyne Inc	10,550	218,068
Trimble Navigation Ltd *	12,082	259,159
Viavi Solutions Inc *	11,684	71,156
Western Digital Corp	11,049	663,492
Xerox Corp	49,816	529,544
Xilinx Inc	9,782	459,461
Yahoo! Inc *	46,144	1,534,749
Zillow Group Inc ‘A’ *	817	21,275
Zillow Group Inc ‘C’ *	1,808	42,452
Zynga Inc ‘A’ *	36,920	98,946

		56,028,433

Materials - 2.5%

Air Products & Chemicals Inc	1,870	243,306
Airgas Inc	2,590	358,249
Albemarle Corp	5,517	309,007
Alcoa Inc	64,394	635,569
Allegheny Technologies Inc	5,295	59,569
AptarGroup Inc	2,509	182,279
Ashland Inc	3,008	308,921
Avery Dennison Corp	295	18,485
Bemis Co Inc	4,269	190,782
Cabot Corp	3,074	125,665

	Shares	Value
Celanese Corp ‘A’	7,000	$471,310
Crown Holdings Inc *	3,834	194,384
Domtar Corp	3,194	118,018
Eastman Chemical Co	5,490	370,630
EI du Pont de Nemours & Co	23,947	1,594,870
FMC Corp	1,840	71,999
Freeport-McMoRan Inc	55,864	378,199
Graphic Packaging Holding Co	6,753	86,641
Huntsman Corp	3,879	44,104
International Paper Co	1,088	41,018
Martin Marietta Materials Inc	2,854	389,799
Newmont Mining Corp	26,014	467,992
Nucor Corp	15,693	632,428
Owens-Illinois Inc *	7,430	129,431
Platform Specialty Products Corp *	5,698	73,105
Praxair Inc	2,368	242,483
Reliance Steel & Aluminum Co	3,653	211,545
Royal Gold Inc	3,023	110,249
Sonoco Products Co	4,962	202,797
Southern Copper Corp (Peru)	3,727	97,349
Steel Dynamics Inc	10,570	188,886
Tahoe Resources Inc (NYSE)	7,020	60,863
The Chemours Co	4,498	24,109
The Dow Chemical Co	47,805	2,461,001
The Mosaic Co	17,132	472,672
The Scotts Miracle-Gro Co ‘A’	213	13,741
United States Steel Corp	6,990	55,780
Vulcan Materials Co	5,669	538,385
Westlake Chemical Corp	2,028	110,161
WestRock Co	11,627	530,424

		12,816,205

Telecommunication Services - 2.4%

AT&T Inc ‡	255,319	8,785,527
CenturyLink Inc	27,720	697,435
Frontier Communications Corp	57,447	268,277
Level 3 Communications Inc *	12,530	681,131
SBA Communications Corp ‘A’ *	3,228	339,166
Sprint Corp *	36,522	132,209
T-Mobile US Inc *	13,498	528,042
Telephone & Data Systems Inc	4,694	121,528
United States Cellular Corp *	607	24,772
Verizon Communications Inc	14,439	667,370
Zayo Group Holdings Inc *	896	23,825

		12,269,282

Utilities - 6.0%

AES Corp	33,556	321,131
AGL Resources Inc	5,898	376,351
Alliant Energy Corp	5,556	346,972
Ameren Corp	11,931	515,777
American Electric Power Co Inc	24,091	1,403,783
American Water Works Co Inc	8,849	528,728
Aqua America Inc	8,707	259,469
Atmos Energy Corp	4,968	313,183
Avangrid Inc	2,821	108,326
Calpine Corp *	16,185	234,197
CenterPoint Energy Inc	21,154	388,387
CMS Energy Corp	13,611	491,085
Consolidated Edison Inc	14,401	925,552
Dominion Resources Inc	27,723	1,875,184
DTE Energy Co	8,818	707,115
Duke Energy Corp	34,004	2,427,546
Edison International	16,021	948,603
Entergy Corp	8,828	603,482
Eversource Energy	15,619	797,662
Exelon Corp	45,241	1,256,343
FirstEnergy Corp	20,752	658,461
Great Plains Energy Inc	7,587	207,201
Hawaiian Electric Industries Inc	5,294	153,261

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-54

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Shares	Value
ITC Holdings Corp	4,816	$189,028
MDU Resources Group Inc	9,577	175,451
National Fuel Gas Co	4,151	177,455
NextEra Energy Inc	21,838	2,268,750
NiSource Inc	15,606	304,473
NRG Energy Inc	16,399	193,016
OGE Energy Corp	9,814	258,010
Pepco Holdings Inc	12,444	323,668
PG&E Corp	23,601	1,255,337
Pinnacle West Capital Corp	5,446	351,158
PPL Corp	32,852	1,121,239
Public Service Enterprise Group Inc	24,874	962,375
Questar Corp	8,640	168,307
SCANA Corp	7,028	425,124
Sempra Energy	12,174	1,144,478
TECO Energy Inc	11,562	308,127
TerraForm Power Inc ‘A’ *	2,587	32,545
The Southern Co	44,660	2,089,641
UGI Corp	8,482	286,352
Vectren Corp	4,063	172,353
WEC Energy Group Inc	15,523	796,485
Westar Energy Inc	6,946	294,580
Xcel Energy Inc	24,926	895,093

		30,040,844

Total Common Stocks (Cost $447,030,688)		485,122,403

EXCHANGE-TRADED FUND - 0.5%

iShares Russell 1000 Value	25,068	2,453,155

Total Exchange-Traded Fund (Cost $2,508,298)		2,453,155

	Principal Amount

SHORT-TERM INVESTMENT - 3.6%

Repurchase Agreement - 3.6%

Fixed Income Clearing Corp 0.030% due 01/04/16 (Dated 12/31/15, repurchase price of $18,235,796; collateralized by Freddie Mac: 2.120% due 06/02/21 and value $18,605,000)	$18,235,735	18,235,735

Total Short-Term Investment (Cost $18,235,735)		18,235,735

TOTAL INVESTMENTS - 99.9% (Cost $467,774,721)		505,811,293

OTHER ASSETS & LIABILITIES, NET - 0.1%		611,309

NET ASSETS - 100.0%		$506,422,602

Notes to Schedule of Investments

(a)	As of December 31, 2015, the fund’s composition as a percentage of net assets was as follows:

Financials	29.1%
Energy	11.7%
Health Care	11.4%
Information Technology	11.1%
Industrials	9.9%
Consumer Staples	6.7%
Utilities	6.0%
Consumer Discretionary	5.0%
Short-Term Investment	3.6%
Others (each less than 3.0%)	5.4%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)	As of December 31, 2015, an investment with a value of $1,676,799 was fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts.

(c)	Open futures contracts outstanding as of December 31, 2015 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index (03/16)	184	($121,769)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-55

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

(d)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2015:

		Total Value at December 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks (1)	$485,122,403	$485,122,403	$-	$-
	Exchange-Traded Fund	2,453,155	2,453,155	-	-
	Short-Term Investment	18,235,735	-	18,235,735	-

	Total Assets	505,811,293	487,575,558	18,235,735	-

Liabilities	Derivatives:
	Equity Contracts
	Futures	(121,769)	(121,769)	-	-

	Total Liabilities	(121,769)	(121,769)	-	-

	Total	$505,689,524	$487,453,789	$18,235,735	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-56

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments

December 31, 2015

	Shares	Value
RIGHTS - 0.0%

Health Care - 0.0%

Contra Furiex Pharmaceuticals - Contingent Value Rights * +	651	$-

Telecommunication Services - 0.0%

Leap Wireless International Inc - Contingent Value Rights * +	912	2,298

Total Rights (Cost $0)		2,298

WARRANTS - 0.0%

Energy - 0.0%

Magnum Hunter Resources Corp Exercise @ $10.50 Exp 04/15/16 *	382	-

Total Warrants (Cost $0)		-

COMMON STOCKS - 96.2%

Consumer Discretionary - 16.1%

1-800-Flowers.com Inc ‘A’ *	3,169	23,070
2U Inc *	3,335	93,313
AMC Entertainment Holdings Inc ‘A’	232	5,568
America’s Car-Mart Inc *	186	4,964
American Axle & Manufacturing Holdings Inc *	9,736	184,400
American Eagle Outfitters Inc	22,169	343,620
Arctic Cat Inc	607	9,943
Asbury Automotive Group Inc *	3,256	219,585
Ascena Retail Group Inc *	3,950	38,908
Bassett Furniture Industries Inc	676	16,954
Big Lots Inc	6,353	244,845
BJ’s Restaurants Inc *	2,754	119,716
Black Diamond Inc *	258	1,140
Bloomin’ Brands Inc	15,898	268,517
Blue Nile Inc *	1,503	55,806
Bob Evans Farms Inc	213	8,275
Bojangles’ Inc *	1,067	16,933
Boot Barn Holdings Inc *	1,486	18,263
Boyd Gaming Corp *	10,413	206,906
Bravo Brio Restaurant Group Inc *	1,749	15,741
Bright Horizons Family Solutions Inc *	4,789	319,905
Buffalo Wild Wings Inc *	2,435	388,748
Build-A-Bear Workshop Inc *	132	1,616
Burlington Stores Inc *	8,665	371,729
CalAtlantic Group Inc	2,118	80,315
Caleres Inc	494	13,249
Capella Education Co	1,541	71,225
Carmike Cinemas Inc *	162	3,716
Carriage Services Inc	388	9,351
Carrols Restaurant Group Inc *	3,838	45,058
Cavco Industries Inc *	876	72,980
Central European Media Enterprises Ltd ‘A’ * (Bermuda)	6,850	18,427
Century Communities Inc *	186	3,294
Chegg Inc *	3,739	25,163
Cherokee Inc *	983	16,957
Chico’s FAS Inc	18,363	195,933
Churchill Downs Inc	1,671	236,430
Chuy’s Holdings Inc *	2,091	65,532
Citi Trends Inc	110	2,338

	Shares	Value
ClubCorp Holdings Inc	5,599	$102,294
Collectors Universe Inc	924	14,322
Columbia Sportswear Co	2,558	124,728
Cooper Tire & Rubber Co	810	30,659
Cooper-Standard Holding Inc *	114	8,845
Core-Mark Holding Co Inc	1,531	125,450
Cracker Barrel Old Country Store Inc	2,306	292,470
Crocs Inc *	7,539	77,199
Crown Media Holdings Inc ‘A’ *	3,580	20,084
Culp Inc	1,313	33,442
Dana Holding Corp	10,398	143,492
Dave & Buster’s Entertainment Inc *	2,930	122,298
Deckers Outdoor Corp *	2,398	113,186
Del Frisco’s Restaurant Group Inc *	185	2,964
Denny’s Corp *	7,460	73,332
Destination XL Group Inc *	894	4,935
Diamond Resorts International Inc *	5,516	140,713
DineEquity Inc	2,037	172,473
Dorman Products Inc *	3,417	162,205
Drew Industries Inc	3,086	187,907
Duluth Holdings Inc *	625	9,119
El Pollo Loco Holdings Inc *	1,727	21,812
Eldorado Resorts Inc *	2,085	22,935
Empire Resorts Inc *	394	7,085
Entravision Communications Corp ‘A’	7,661	59,066
Escalade Inc	285	3,776
Etsy Inc *	2,525	20,857
Express Inc *	9,752	168,515
Fenix Parts Inc *	1,039	7,055
Fiesta Restaurant Group Inc *	3,437	115,483
Five Below Inc *	6,978	223,994
Fogo De Chao Inc *	519	7,868
Fox Factory Holding Corp *	2,136	35,308
Francesca’s Holdings Corp *	5,362	93,352
G-III Apparel Group Ltd *	5,110	226,169
Gentherm Inc *	4,596	217,850
Global Eagle Entertainment Inc *	5,858	57,818
Grand Canyon Education Inc *	6,027	241,803
Gray Television Inc *	8,112	132,226
Group 1 Automotive Inc	629	47,615
Helen of Troy Ltd *	1,494	140,810
Hemisphere Media Group Inc *	96	1,416
Hibbett Sports Inc *	2,928	88,543
Hooker Furniture Corp	88	2,221
Horizon Global Corp *	138	1,431
Houghton Mifflin Harcourt Co *	1,219	26,550
HSN Inc	4,161	210,838
IMAX Corp *	7,734	274,866
Installed Building Products Inc *	2,522	62,621
Interval Leisure Group Inc	4,958	77,394
iRobot Corp *	699	24,745
Isle of Capri Casinos Inc *	2,858	39,812
Jack in the Box Inc	4,796	367,901
JAKKS Pacific Inc *	280	2,229
Jamba Inc *	1,762	23,769
Journal Media Group Inc	176	2,116
Kirkland’s Inc	2,192	31,784
Kona Grill Inc *	575	9,120
Krispy Kreme Doughnuts Inc *	8,313	125,277
La Quinta Holdings Inc *	12,273	167,036
La-Z-Boy Inc	2,494	60,903
Lands’ End Inc *	388	9,095
LGI Homes Inc *	438	10,657
Libbey Inc	2,611	55,667
Liberty Tax Inc	742	17,682
Liberty TripAdvisor Holdings Inc ‘A’ *	2,754	83,556
LifeLock Inc *	12,094	173,549
Lithia Motors Inc ‘A’	2,918	311,263
Loral Space & Communications Inc *	1,656	67,416
M/I Homes Inc *	583	12,779

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-57

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Shares	Value
Malibu Boats Inc ‘A’ *	2,291	$37,504
Marine Products Corp	1,327	8,015
MarineMax Inc *	1,682	30,982
Marriott Vacations Worldwide Corp	1,956	111,394
Mattress Firm Holding Corp *	2,628	117,288
MCBC Holdings Inc *	633	8,672
MDC Holdings Inc	1,752	44,729
MDC Partners Inc ‘A’	1,539	33,427
Meritage Homes Corp *	355	12,066
Metaldyne Performance Group Inc	850	15,589
Monarch Casino & Resort Inc *	250	5,680
Monro Muffler Brake Inc	4,073	269,714
Morgans Hotel Group Co *	1,810	6,100
Motorcar Parts of America Inc *	2,106	71,204
National CineMedia Inc	1,961	30,807
Nautilus Inc *	3,984	66,612
Nexstar Broadcasting Group Inc ‘A’	4,019	235,915
Noodles & Co *	1,021	9,893
Nutrisystem Inc	3,663	79,267
Ollie’s Bargain Outlet Holdings Inc *	984	16,738
Outerwall Inc	2,235	81,667
Overstock.com Inc *	1,513	18,580
Oxford Industries Inc	1,879	119,918
Papa John’s International Inc	3,711	207,334
Papa Murphy’s Holdings Inc *	1,177	13,253
Party City Holdco Inc *	3,210	41,441
Penn National Gaming Inc *	1,011	16,196
Performance Sports Group Ltd *	389	3,746
PetMed Express Inc	2,556	43,810
Pier 1 Imports Inc	11,473	58,398
Pinnacle Entertainment Inc *	5,470	170,226
Planet Fitness Inc ‘A’ *	1,198	18,725
Pool Corp	5,576	450,429
Popeyes Louisiana Kitchen Inc *	2,970	173,745
Potbelly Corp *	2,761	32,331
Reading International Inc ‘A’ *	445	5,834
Red Robin Gourmet Burgers Inc *	1,812	111,873
Rentrak Corp *	1,472	69,964
Restoration Hardware Holdings Inc *	4,281	340,125
Ruth’s Hospitality Group Inc	2,932	46,677
Scientific Games Corp ‘A’ *	6,394	57,354
SeaWorld Entertainment Inc	8,772	172,721
Select Comfort Corp *	6,700	143,447
Sequential Brands Group Inc *	3,623	28,658
SFX Entertainment Inc *	2,391	455
Shake Shack Inc ‘A’ *	640	25,344
Shutterfly Inc *	2,877	128,199
Sinclair Broadcast Group Inc ‘A’	8,508	276,850
Skullcandy Inc *	892	4,219
Smith & Wesson Holding Corp *	6,895	151,552
Sonic Corp	4,815	155,573
Sotheby’s	7,974	205,410
Sportsman’s Warehouse Holdings Inc *	900	11,610
Steven Madden Ltd *	7,211	217,916
Stoneridge Inc *	3,541	52,407
Strattec Security Corp	72	4,067
Strayer Education Inc *	565	33,968
Sturm Ruger & Co Inc	2,398	142,945
Superior Uniform Group Inc	934	15,859
Tenneco Inc *	7,409	340,147
Texas Roadhouse Inc	8,964	320,642
The Buckle Inc	3,623	111,516
The Cato Corp ‘A’	577	21,245
The Cheesecake Factory Inc	6,246	288,003
The Children’s Place Inc	682	37,646
The Container Store Group Inc *	2,002	16,416
The EW Scripps Co ‘A’	4,806	91,314
The Finish Line Inc ‘A’	1,635	29,561
The Habit Restaurants Inc ‘A’ *	1,467	33,829
The Men’s Wearhouse Inc	6,140	90,135

	Shares	Value
The New Home Co Inc *	219	$2,838
The New York Times Co ‘A’	3,495	46,903
Tile Shop Holdings Inc *	3,436	56,350
Tower International Inc	1,484	42,398
TRI Pointe Group Inc *	1,216	15,407
Tribune Publishing Co	1,849	17,048
Tuesday Morning Corp *	4,591	29,842
Tumi Holdings Inc *	7,196	119,669
Unifi Inc *	102	2,871
Universal Electronics Inc *	1,553	79,747
Vail Resorts Inc	4,672	597,969
Vince Holding Corp *	2,075	9,504
Vitamin Shoppe Inc *	212	6,932
VOXX International Corp *	203	1,068
Wayfair Inc ‘A’ *	2,572	122,479
Weight Watchers International Inc *	3,231	73,667
Weyco Group Inc	44	1,177
William Lyon Homes ‘A’ *	384	6,336
Wingstop Inc *	720	16,423
Winmark Corp	280	26,043
Winnebago Industries Inc	3,107	61,829
Wolverine World Wide Inc	13,233	221,123
World Wrestling Entertainment Inc ‘A’	3,814	68,042
ZAGG Inc *	3,361	36,769
Zoe’s Kitchen Inc *	2,456	68,719
Zumiez Inc *	2,022	30,573

		18,200,785

Consumer Staples - 3.4%

Alico Inc	49	1,896
Amplify Snack Brands Inc *	1,160	13,363
Arcadia Biosciences Inc *	246	748
B&G Foods Inc	7,047	246,786
Boulder Brands Inc *	6,408	70,360
Cal-Maine Foods Inc	4,018	186,194
Calavo Growers Inc	1,865	91,385
Casey’s General Stores Inc	4,976	599,359
Castle Brands Inc *	8,584	10,558
Central Garden & Pet Co ‘A’ *	603	8,201
Coca-Cola Bottling Co Consolidated	547	99,833
Craft Brew Alliance Inc *	416	3,482
Dean Foods Co	5,517	94,617
Diamond Foods Inc *	3,200	123,360
Fairway Group Holdings Corp *	852	562
Farmer Brothers Co *	978	31,560
Freshpet Inc *	2,614	22,193
HRG Group Inc *	4,456	60,423
Ingles Markets Inc ‘A’	473	20,850
Inter Parfums Inc	869	20,700
Inventure Foods Inc *	2,497	17,729
J&J Snack Foods Corp	1,904	222,140
John B Sanfilippo & Son Inc	271	14,642
Lancaster Colony Corp	1,542	178,039
Landec Corp *	765	9,050
Lifeway Foods Inc *	631	7,004
Limoneira Co	1,454	21,723
Medifast Inc	1,383	42,015
MGP Ingredients Inc	1,315	34,124
National Beverage Corp *	1,363	61,935
Natural Grocers by Vitamin Cottage Inc *	1,153	23,487
Natural Health Trends Corp	1,004	33,664
Orchids Paper Products Co	315	9,740
Performance Food Group Co *	1,241	28,717
PriceSmart Inc	2,490	206,645
Revlon Inc ‘A’ *	425	11,832
Seaboard Corp *	3	8,684
Synutra International Inc *	2,437	11,478
The Boston Beer Co Inc ‘A’ *	1,168	235,831
The Chefs’ Warehouse Inc *	2,392	39,899
The Fresh Market Inc *	5,522	129,325

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-58

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Shares	Value
Tootsie Roll Industries Inc	826	$26,093
United Natural Foods Inc *	5,909	232,578
USANA Health Sciences Inc *	726	92,746
Vector Group Ltd	10,999	259,466
WD-40 Co	1,864	183,884

		3,848,900

Energy - 1.0%

Carrizo Oil & Gas Inc *	392	11,596
Delek US Holdings Inc	4,036	99,286
Energy Fuels Inc * (Canada)	3,199	9,437
Erin Energy Corp *	294	941
Evolution Petroleum Corp	3,030	14,574
Fairmount Santrol Holdings Inc *	7,334	17,235
Gener8 Maritime Inc *	128	1,210
Hallador Energy Co	352	1,605
ION Geophysical Corp *	2,329	1,172
Isramco Inc *	110	9,824
Matador Resources Co *	5,573	110,178
Panhandle Oil & Gas Inc ‘A’	965	15,595
Par Pacific Holdings Inc *	1,843	43,384
Parsley Energy Inc ‘A’ *	4,163	76,807
PHI Inc *	86	1,411
RigNet Inc *	1,529	31,635
SemGroup Corp ‘A’	5,627	162,395
Solazyme Inc *	10,104	25,058
Synergy Resources Corp *	1,429	12,175
Ultra Petroleum Corp *	9,534	23,835
Uranium Energy Corp *	12,055	12,778
US Silica Holdings Inc	6,851	128,319
Western Refining Inc	9,123	324,961

		1,135,411

Financials - 7.5%

Alexander’s Inc REIT	255	97,948
Altisource Asset Management Corp *	89	1,527
Altisource Portfolio Solutions SA *	1,685	46,860
Ambac Financial Group Inc *	580	8,172
American Assets Trust Inc REIT	4,237	162,489
Ashford Inc *	138	7,349
Associated Capital Group Inc ‘A’ *	802	24,461
Atlas Financial Holdings Inc *	595	11,841
Bank of the Ozarks Inc	9,980	493,611
BGC Partners Inc ‘A’	23,488	230,417
BNC Bancorp	494	12,538
BofI Holding Inc *	7,883	165,937
Cardinal Financial Corp	223	5,073
CareTrust REIT Inc	6,180	67,671
Cohen & Steers Inc	2,564	78,151
Consolidated-Tomoka Land Co	170	8,961
CoreSite Realty Corp REIT	3,123	177,137
Cowen Group Inc ‘A’ *	830	3,179
Crawford & Co ‘B’	1,112	5,905
CubeSmart REIT	16,740	512,579
CyrusOne Inc REIT	7,787	291,623
Diamond Hill Investment Group Inc	379	71,631
DuPont Fabros Technology Inc REIT	2,860	90,919
Eagle Bancorp Inc *	2,889	145,808
Easterly Government Properties Inc REIT	1,785	30,666
EastGroup Properties Inc REIT	804	44,710
eHealth Inc *	2,257	22,525
Employers Holdings Inc	2,437	66,530
Encore Capital Group Inc *	568	16,517
Enova International Inc *	2,966	19,605
Equity One Inc REIT	857	23,268
Essent Group Ltd *	7,128	156,032
Evercore Partners Inc ‘A’	4,440	240,071
Fifth Street Asset Management Inc	773	2,520
Financial Engines Inc	6,638	223,501
First Cash Financial Services Inc *	3,328	124,567

	Shares	Value
First Financial Bankshares Inc	4,743	$143,096
GAIN Capital Holdings Inc	600	4,866
GAMCO Investors Inc ‘A’	802	24,894
Greenhill & Co Inc	3,719	106,401
HCI Group Inc	162	5,646
Heritage Insurance Holdings Inc	1,989	43,400
HFF Inc ‘A’	4,843	150,472
Hilltop Holdings Inc *	3,447	66,251
Home BancShares Inc	5,964	241,661
HomeStreet Inc *	888	19,278
Houlihan Lokey Inc	509	13,341
Impac Mortgage Holdings Inc *	1,005	18,090
Inland Real Estate Corp REIT	3,636	38,614
INTL. FCStone Inc *	500	16,730
Investment Technology Group Inc	542	9,225
Janus Capital Group Inc	1,588	22,375
KCG Holdings Inc ‘A’ *	557	6,857
Kennedy-Wilson Holdings Inc	1,109	26,705
Ladenburg Thalmann Financial Services Inc *	1,428	3,941
LendingTree Inc *	803	71,692
LTC Properties Inc REIT	325	14,021
Maiden Holdings Ltd	795	11,853
Marcus & Millichap Inc *	1,727	50,325
MarketAxess Holdings Inc	4,778	533,177
Medley Management Inc ‘A’	818	4,654
Meridian Bancorp Inc	981	13,832
MGIC Investment Corp *	19,504	172,220
Moelis & Co ‘A’	1,968	57,426
National General Holdings Corp	527	11,520
National Health Investors Inc REIT	1,664	101,288
National Interstate Corp	178	4,753
National Storage Affiliates Trust REIT	2,833	48,529
OM Asset Management PLC	3,157	48,397
On Deck Capital Inc *	1,471	15,151
Patriot National Inc *	1,077	7,227
Pinnacle Financial Partners Inc	329	16,897
Potlatch Corp REIT	3,827	115,728
PRA Group Inc *	6,193	214,835
PS Business Parks Inc REIT	271	23,694
Pzena Investment Management Inc ‘A’	1,647	14,164
QTS Realty Trust Inc ‘A’ REIT	3,438	155,088
Regional Management Corp *	132	2,042
Renasant Corp	331	11,390
Resource America Inc ‘A’	298	1,827
RLJ Lodging Trust REIT	6,248	135,144
Ryman Hospitality Properties Inc REIT	5,609	289,649
Sabra Health Care REIT Inc	1,292	26,137
Saul Centers Inc REIT	1,122	57,525
South State Corp	160	11,512
Sovran Self Storage Inc REIT	3,993	428,489
State National Cos Inc	346	3,394
Stonegate Mortgage Corp *	279	1,521
Sun Communities Inc REIT	1,053	72,162
Texas Capital Bancshares Inc *	415	20,509
Third Point Reinsurance Ltd * (Bermuda)	729	9,776
United Financial Bancorp Inc	1,151	14,825
Universal Health Realty Income Trust REIT	1,066	53,311
Universal Insurance Holdings Inc	4,058	94,064
Urban Edge Properties REIT	11,455	268,620
Urstadt Biddle Properties Inc ‘A’ REIT	499	9,601
Virtu Financial Inc ‘A’	2,422	54,834
Virtus Investment Partners Inc	48	5,638
Walker & Dunlop Inc *	1,666	47,997
Western Alliance Bancorp *	5,638	202,179
Westwood Holdings Group Inc	977	50,892
WisdomTree Investments Inc	14,624	229,304
World Acceptance Corp *	576	21,370
WSFS Financial Corp	205	6,634
ZAIS Group Holdings Inc *	449	4,158

		8,495,117

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-59

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Shares	Value
Health Care - 27.1%

AAC Holdings Inc *	991	$18,888
Abaxis Inc	2,884	160,581
Abeona Therapeutics Inc *	1,540	5,174
ABIOMED Inc *	5,348	482,817
ACADIA Pharmaceuticals Inc *	9,425	336,001
Accelerate Diagnostics Inc *	2,722	58,496
Acceleron Pharma Inc *	2,781	135,602
Accuray Inc *	10,012	67,581
Aceto Corp	3,220	86,876
Achillion Pharmaceuticals Inc *	15,063	162,530
Aclaris Therapeutics Inc *	663	17,861
Acorda Therapeutics Inc *	5,003	214,028
Addus HomeCare Corp *	77	1,793
Adeptus Health Inc ‘A’ *	789	43,016
Aduro Biotech Inc *	1,061	29,857
Advaxis Inc *	3,854	38,771
Aegerion Pharmaceuticals Inc *	3,201	32,330
Aerie Pharmaceuticals Inc *	2,607	63,480
Affimed NV * (Germany)	1,979	14,090
Affymetrix Inc *	2,755	27,798
Agenus Inc *	7,756	35,212
Agile Therapeutics Inc *	1,350	13,176
Aimmune Therapeutics Inc *	1,285	23,708
Air Methods Corp *	5,034	211,076
Albany Molecular Research Inc *	3,162	62,766
Alder Biopharmaceuticals Inc *	2,995	98,925
Alimera Sciences Inc *	3,869	9,363
Alliance HealthCare Services Inc *	183	1,680
AMAG Pharmaceuticals Inc *	4,125	124,534
Amedisys Inc *	2,873	112,966
Amicus Therapeutics Inc *	14,856	144,103
AMN Healthcare Services Inc *	6,101	189,436
Amphastar Pharmaceuticals Inc *	2,680	38,136
Amsurg Corp *	1,682	127,832
Anacor Pharmaceuticals Inc *	5,250	593,092
Analogic Corp	137	11,316
ANI Pharmaceuticals Inc *	1,003	45,260
Anika Therapeutics Inc *	1,447	55,218
Antares Pharma Inc *	19,730	23,873
Anthera Pharmaceuticals Inc *	5,055	23,455
Applied Genetic Technologies Corp *	1,113	22,705
Aratana Therapeutics Inc *	3,413	19,045
Ardelyx Inc *	2,104	38,124
Arena Pharmaceuticals Inc *	30,666	58,265
ARIAD Pharmaceuticals Inc *	21,461	134,131
Array BioPharma Inc *	14,598	61,604
Arrowhead Research Corp *	4,143	25,479
Assembly Biosciences Inc *	1,698	12,752
Asterias Biotherapeutics Inc *	1,235	4,854
Atara Biotherapeutics Inc *	2,134	56,359
AtriCure Inc *	2,708	60,768
Atrion Corp	179	68,235
aTyr Pharma Inc *	719	7,068
Avalanche Biotechnologies Inc *	2,475	23,562
Axovant Sciences Ltd *	1,611	29,046
Bellicum Pharmaceuticals Inc *	1,063	21,547
BioCryst Pharmaceuticals Inc *	7,392	76,285
BioDelivery Sciences International Inc *	5,887	28,199
BioSpecifics Technologies Corp *	623	26,770
BioTelemetry Inc *	3,428	40,039
BioTime Inc *	7,120	29,192
Blueprint Medicines Corp *	1,191	31,371
Cambrex Corp *	4,021	189,349
Cantel Medical Corp	4,399	273,354
Capital Senior Living Corp *	3,751	78,246
Cara Therapeutics Inc *	2,520	42,487
Carbylan Therapeutics Inc *	1,449	5,245
Cardiovascular Systems Inc *	3,810	57,607

	Shares	Value
Castlight Health Inc ‘B’ *	4,283	$18,288
Catabasis Pharmaceuticals Inc *	545	4,322
Catalent Inc *	10,733	268,647
Catalyst Pharmaceuticals Inc *	9,594	23,505
Celldex Therapeutics Inc *	11,454	179,599
Cellular Biomedicine Group Inc *	1,245	26,755
Cempra Inc *	4,084	127,135
Cepheid *	9,197	335,966
Cerus Corp *	10,219	64,584
Chemed Corp	2,187	327,613
ChemoCentryx Inc *	3,518	28,496
Chiasma Inc *	842	16,478
Chimerix Inc *	5,850	52,358
Cidara Therapeutics Inc *	647	11,103
Civitas Solutions Inc *	1,493	42,983
Clovis Oncology Inc *	3,567	124,845
Coherus Biosciences Inc *	2,986	68,559
Collegium Pharmaceutical Inc *	857	23,568
Computer Programs & Systems Inc	1,431	71,192
Concert Pharmaceuticals Inc *	1,949	36,973
ConforMIS Inc *	1,067	18,448
Connecture Inc *	975	3,520
Corcept Therapeutics Inc *	7,869	39,188
Corindus Vascular Robotics Inc *	2,726	8,750
Corium International Inc *	1,304	10,588
CorMedix Inc *	4,298	8,725
CorVel Corp *	1,080	47,434
Cross Country Healthcare Inc *	2,515	41,221
CTI BioPharma Corp *	26,904	33,092
Curis Inc *	14,062	40,920
Cutera Inc *	1,136	14,529
Cynosure Inc ‘A’ *	2,608	116,499
Cytokinetics Inc *	2,271	23,755
CytomX Therapeutics Inc *	878	18,324
CytRx Corp *	8,411	22,289
Depomed Inc *	6,947	125,949
Dermira Inc *	705	24,400
Dicerna Pharmaceuticals Inc *	1,902	22,577
Dimension Therapeutics Inc *	639	7,208
Diplomat Pharmacy Inc *	4,636	158,644
Durect Corp *	14,265	31,526
Dyax Corp *	18,662	702,064
Dynavax Technologies Corp *	4,691	113,335
Eagle Pharmaceuticals Inc *	1,090	96,650
Edge Therapeutics Inc *	963	12,038
Emergent BioSolutions Inc *	2,750	110,027
Enanta Pharmaceuticals Inc *	2,032	67,097
EndoChoice Holdings Inc *	708	5,912
Endologix Inc *	8,541	84,556
Entellus Medical Inc *	622	10,487
Epizyme Inc *	3,674	58,857
Esperion Therapeutics Inc *	1,667	37,107
Evolent Health Inc ‘A’ *	1,339	16,215
Exact Sciences Corp *	12,151	112,154
ExamWorks Group Inc *	5,300	140,980
Exelixis Inc *	28,898	162,985
Fibrocell Science Inc *	3,284	14,942
FibroGen Inc *	6,129	186,751
Five Prime Therapeutics Inc *	2,902	120,433
Flex Pharma Inc *	680	8,466
Flexion Therapeutics Inc *	1,759	33,896
Fluidigm Corp *	3,647	39,424
Foamix Pharmaceuticals Ltd * (Israel)	2,883	23,381
Foundation Medicine Inc *	1,507	31,737
Galena Biopharma Inc *	20,497	30,131
Genesis Healthcare Inc *	2,386	8,279
GenMark Diagnostics Inc *	5,327	41,338
Genocea Biosciences Inc *	2,776	14,630
Genomic Health Inc *	2,250	79,200
Geron Corp *	18,920	91,573

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-60

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Shares	Value
Glaukos Corp *	744	$18,369
Global Blood Therapeutics Inc *	788	25,476
Globus Medical Inc ‘A’ *	8,794	244,649
Haemonetics Corp *	3,168	102,136
Halozyme Therapeutics Inc *	13,588	235,480
HealthEquity Inc *	4,643	116,400
HealthSouth Corp	11,736	408,530
HealthStream Inc *	3,190	70,180
HeartWare International Inc *	2,189	110,326
Heron Therapeutics Inc *	3,707	98,977
Heska Corp *	729	28,198
HMS Holdings Corp *	11,339	139,923
ICU Medical Inc *	1,163	131,163
Idera Pharmaceuticals Inc *	9,878	30,523
Ignyta Inc *	1,586	21,252
Immune Design Corp *	1,427	28,654
ImmunoGen Inc *	11,035	149,745
Immunomedics Inc *	11,299	34,688
Impax Laboratories Inc *	9,190	392,964
Imprivata Inc *	1,154	13,040
INC Research Holdings Inc ‘A’ *	1,644	79,750
Infinity Pharmaceuticals Inc *	6,207	48,725
Inogen Inc *	1,995	79,980
Inovio Pharmaceuticals Inc *	8,126	54,607
Insmed Inc *	7,872	142,877
Insulet Corp *	7,274	275,030
Insys Therapeutics Inc *	2,981	85,346
Integra LifeSciences Holdings Corp *	1,608	108,990
Intersect ENT Inc *	2,093	47,093
Intra-Cellular Therapies Inc *	3,421	184,016
Invitae Corp *	939	7,709
InVivo Therapeutics Holdings Corp *	3,355	24,156
Invuity Inc *	543	4,789
iRadimed Corp *	372	10,427
Ironwood Pharmaceuticals Inc *	16,130	186,947
K2M Group Holdings Inc *	2,224	43,902
Karyopharm Therapeutics Inc *	2,921	38,703
Keryx Biopharmaceuticals Inc *	13,121	66,261
Kite Pharma Inc *	3,696	227,748
La Jolla Pharmaceutical Co *	1,744	47,088
Landauer Inc	1,224	40,294
Lannett Co Inc *	3,410	136,809
Lantheus Holdings Inc *	1,552	5,246
LDR Holding Corp *	3,209	80,578
LeMaitre Vascular Inc	507	8,746
Lexicon Pharmaceuticals Inc *	2,096	27,898
LHC Group Inc *	96	4,348
Ligand Pharmaceuticals Inc *	2,252	244,162
Lion Biotechnologies Inc *	5,695	43,965
LivaNova PLC *	3,981	236,352
Luminex Corp *	381	8,150
MacroGenics Inc *	4,035	124,964
MannKind Corp *	31,278	45,353
Masimo Corp *	5,603	232,581
MedAssets Inc *	7,289	225,522
Medgenics Inc * (Israel)	2,806	16,892
Medidata Solutions Inc *	7,081	349,022
Meridian Bioscience Inc	4,423	90,760
Merrimack Pharmaceuticals Inc *	13,981	110,450
MiMedx Group Inc *	13,915	130,384
Mirati Therapeutics Inc *	1,455	45,978
Molina Healthcare Inc *	5,035	302,755
Momenta Pharmaceuticals Inc *	7,827	116,153
MyoKardia Inc *	717	10,511
Myriad Genetics Inc *	8,894	383,865
NanoString Technologies Inc *	1,724	25,360
NantKwest Inc *	723	12,530
Natera Inc *	1,102	11,902
National Research Corp ‘A’	980	15,719
National Research Corp ‘B’	93	3,331

	Shares	Value
Natus Medical Inc *	4,223	$202,915
Navidea Biopharmaceuticals Inc *	15,317	20,372
Nektar Therapeutics *	16,860	284,091
Neogen Corp *	4,747	268,300
NeoGenomics Inc *	6,779	53,351
Neos Therapeutics Inc *	613	8,778
Neurocrine Biosciences Inc *	10,942	618,989
Nevro Corp *	2,138	144,336
NewLink Genetics Corp *	2,641	96,106
Nivalis Therapeutics Inc *	570	4,412
Nobilis Health Corp *	4,133	11,655
Northwest Biotherapeutics Inc *	5,943	19,018
Novavax Inc *	34,335	288,071
Novocure Ltd *	901	20,146
NuVasive Inc *	6,201	335,536
NxStage Medical Inc *	8,102	177,515
Ocata Therapeutics Inc *	4,630	38,985
Ocular Therapeutix Inc *	1,830	17,147
Omeros Corp *	4,485	70,549
Omnicell Inc *	4,642	144,273
OncoMed Pharmaceuticals Inc *	2,141	48,258
Oncothyreon Inc *	12,021	26,687
Ophthotech Corp *	3,036	238,417
OraSure Technologies Inc *	594	3,825
Orexigen Therapeutics Inc *	13,030	22,412
Organovo Holdings Inc *	11,520	28,685
Osiris Therapeutics Inc	2,206	22,898
Otonomy Inc *	1,868	51,837
OvaScience Inc *	2,971	29,027
Oxford Immunotec Global PLC *	2,445	28,118
Pacific Biosciences of California Inc *	7,663	100,615
Pacira Pharmaceuticals Inc *	4,672	358,763
Paratek Pharmaceuticals Inc *	1,533	29,081
PAREXEL International Corp *	7,067	481,404
Penumbra Inc *	494	26,582
Peregrine Pharmaceuticals Inc *	23,402	27,380
Pernix Therapeutics Holdings Inc *	5,572	16,437
Pfenex Inc *	2,065	25,565
Phibro Animal Health Corp ‘A’	2,223	66,979
Portola Pharmaceuticals Inc *	6,391	328,817
POZEN Inc *	3,673	25,087
PRA Health Sciences Inc *	2,552	115,529
Press Ganey Holdings Inc *	1,303	41,110
Prestige Brands Holdings Inc *	6,711	345,482
Progenics Pharmaceuticals Inc *	8,822	54,079
Proteon Therapeutics Inc *	971	15,060
Prothena Corp PLC * (Ireland)	4,009	273,053
PTC Therapeutics Inc *	4,336	140,486
Quality Systems Inc	6,317	101,830
Quidel Corp *	1,495	31,694
Radius Health Inc *	4,234	260,560
RadNet Inc *	4,395	27,161
Raptor Pharmaceutical Corp *	10,207	53,076
REGENXBIO Inc *	830	13,778
Regulus Therapeutics Inc *	3,575	31,174
Relypsa Inc *	4,180	118,461
Repligen Corp *	4,206	118,988
Retrophin Inc *	4,439	85,628
Revance Therapeutics Inc *	2,350	80,276
Rigel Pharmaceuticals Inc *	8,683	26,309
Rockwell Medical Inc *	5,708	58,450
RTI Surgical Inc *	6,135	24,356
Sage Therapeutics Inc *	1,766	102,958
Sagent Pharmaceuticals Inc *	2,808	44,675
Sangamo BioSciences Inc *	8,809	80,426
Sarepta Therapeutics Inc *	5,737	221,333
SciClone Pharmaceuticals Inc *	6,281	57,785
SeaSpine Holdings Corp *	448	7,697
Second Sight Medical Products Inc *	1,400	8,246
Select Medical Holdings Corp	12,626	150,376

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-61

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Shares	Value
Sequenom Inc *	15,050	$24,682
Seres Therapeutics Inc *	976	34,248
Sientra Inc *	1,041	6,163
Sorrento Therapeutics Inc *	3,592	31,286
Spark Therapeutics Inc *	1,023	46,352
Spectrum Pharmaceuticals Inc *	2,215	13,356
STAAR Surgical Co *	4,911	35,065
Stemline Therapeutics Inc *	304	1,918
STERIS PLC	10,915	822,336
Sucampo Pharmaceuticals Inc ‘A’ *	3,166	54,740
Supernus Pharmaceuticals Inc *	4,365	58,666
Surgery Partners Inc *	1,190	24,383
Surgical Care Affiliates Inc *	2,588	103,028
SurModics Inc *	336	6,811
Synergy Pharmaceuticals Inc *	12,703	72,026
Synta Pharmaceuticals Corp *	10,949	3,854
T2 Biosystems Inc *	1,354	14,813
Tandem Diabetes Care Inc *	2,222	26,242
Team Health Holdings Inc *	9,229	405,061
Teladoc Inc *	907	16,290
Teligent Inc *	5,284	47,028
TESARO Inc *	2,982	156,018
Tetraphase Pharmaceuticals Inc *	4,581	45,947
TG Therapeutics Inc *	4,472	53,351
The Ensign Group Inc	6,050	136,911
The Medicines Co *	840	31,366
The Providence Service Corp *	1,736	81,453
The Spectranetics Corp *	5,377	80,978
TherapeuticsMD Inc *	16,293	168,958
Theravance Inc	9,422	99,308
Threshold Pharmaceuticals Inc *	7,640	3,666
Tobira Therapeutics Inc *	343	3,447
Tokai Pharmaceuticals Inc *	508	4,430
TransEnterix Inc *	880	2,182
Trevena Inc *	4,033	42,347
Trovagene Inc *	3,762	20,315
Trupanion Inc *	1,746	17,041
Ultragenyx Pharmaceutical Inc *	4,923	552,262
Unilife Corp *	11,976	5,929
US Physical Therapy Inc	1,571	84,331
Utah Medical Products Inc	469	27,455
Vanda Pharmaceuticals Inc *	4,236	39,437
Vascular Solutions Inc *	2,186	75,177
Veracyte Inc *	1,751	12,607
Verastem Inc *	516	960
Versartis Inc *	216	2,676
Vitae Pharmaceuticals Inc *	1,675	30,318
Vital Therapies Inc *	2,715	31,277
VIVUS Inc *	13,275	13,541
Vocera Communications Inc *	2,126	25,937
Voyager Therapeutics Inc *	662	14,498
vTv Therapeutics Inc ‘A’ *	779	5,305
WellCare Health Plans Inc *	5,581	436,490
West Pharmaceutical Services Inc	9,212	554,747
Wright Medical Group NV *	5,938	143,591
XBiotech Inc *	478	5,196
Xencor Inc *	3,602	52,661
XenoPort Inc *	7,447	40,884
XOMA Corp *	9,608	12,779
Zafgen Inc *	2,087	13,127
Zeltiq Aesthetics Inc *	4,132	117,886
ZIOPHARM Oncology Inc *	14,687	122,049
Zogenix Inc *	3,130	46,136
Zynerba Pharmaceuticals Inc *	452	4,552

		30,614,311

Industrials - 12.1%

AAON Inc	5,228	121,394
Accuride Corp *	4,509	7,485
Advanced Drainage Systems Inc	4,268	102,560

	Shares	Value
Aerojet Rocketdyne Holdings Inc *	3,749	$58,709
Albany International Corp ‘A’	493	18,019
Allegiant Travel Co	1,718	288,332
Allied Motion Technologies Inc	805	21,075
Altra Industrial Motion Corp	2,679	67,189
American Railcar Industries Inc	304	14,069
American Woodmark Corp *	1,644	131,487
Apogee Enterprises Inc	3,733	162,423
Applied Industrial Technologies Inc	2,017	81,668
ARC Document Solutions Inc *	5,202	22,993
ArcBest Corp	1,076	23,016
Argan Inc	1,449	46,948
Astronics Corp *	2,839	115,576
AZZ Inc	3,303	183,548
Barrett Business Services Inc	907	39,491
Beacon Roofing Supply Inc *	1,544	63,582
Blount International Inc *	6,187	60,694
Blue Bird Corp *	587	5,952
BMC Stock Holdings Inc *	4,777	80,015
Builders FirstSource Inc *	6,429	71,233
Casella Waste Systems Inc ‘A’ *	846	5,059
CEB Inc	4,292	263,486
CECO Environmental Corp	733	5,629
Celadon Group Inc	2,393	23,667
CLARCOR Inc	6,057	300,912
Comfort Systems USA Inc	4,487	127,521
Commercial Vehicle Group Inc *	3,827	10,563
Continental Building Products Inc *	3,992	69,700
Covenant Transportation Group Inc ‘A’ *	1,412	26,673
Curtiss-Wright Corp	342	23,427
Deluxe Corp	3,513	191,599
Douglas Dynamics Inc	723	15,234
DXP Enterprises Inc *	490	11,172
Dycom Industries Inc *	4,369	305,655
Echo Global Logistics Inc *	3,754	76,544
Encore Wire Corp	2,031	75,330
EnerSys	1,517	84,846
Enphase Energy Inc *	3,256	11,429
EnPro Industries Inc	1,733	75,975
Exponent Inc	3,158	157,742
Forward Air Corp	3,955	170,105
Franklin Covey Co *	148	2,478
Franklin Electric Co Inc	5,647	152,638
FreightCar America Inc	788	15,311
FTI Consulting Inc *	437	15,146
FuelCell Energy Inc *	710	3,522
Furmanite Corp *	4,050	26,973
G&K Services Inc ‘A’	1,852	116,491
Generac Holdings Inc *	8,865	263,911
General Cable Corp	5,672	76,175
Global Brass & Copper Holdings Inc	2,459	52,377
GP Strategies Corp *	1,652	41,482
Great Lakes Dredge & Dock Corp *	575	2,277
Griffon Corp	1,045	18,601
H&E Equipment Services Inc	3,960	69,221
Harsco Corp	10,163	80,084
Hawaiian Holdings Inc *	6,116	216,078
HC2 Holdings Inc *	2,066	10,929
Healthcare Services Group Inc	9,146	318,921
Heartland Express Inc	6,427	109,388
HEICO Corp	2,464	133,943
HEICO Corp ‘A’	5,124	252,101
Heidrick & Struggles International Inc	112	3,049
Heritage-Crystal Clean Inc *	130	1,378
Herman Miller Inc	7,635	219,124
Hillenbrand Inc	8,062	238,877
HNI Corp	5,688	205,109
Hub Group Inc ‘A’ *	4,214	138,851
Huron Consulting Group Inc *	363	21,562
Hyster-Yale Materials Handling Inc	342	17,938

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-62

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Shares	Value
InnerWorkings Inc *	1,875	$14,062
Insperity Inc	2,477	119,268
Insteel Industries Inc	2,121	44,371
Interface Inc	8,456	161,848
John Bean Technologies Corp	3,745	186,613
Kadant Inc	217	8,812
Kaman Corp	282	11,508
Kforce Inc	3,120	78,874
Kimball International Inc ‘B’	1,522	14,870
Knight Transportation Inc	8,007	194,010
Knoll Inc	6,247	117,444
Korn/Ferry International	3,523	116,893
Lawson Products Inc *	510	11,908
Lindsay Corp	1,277	92,455
Lydall Inc *	718	25,475
Marten Transport Ltd	283	5,009
Masonite International Corp *	3,866	236,715
Matson Inc	5,100	217,413
Matthews International Corp ‘A’	212	11,331
Meritor Inc *	6,947	58,007
Milacron Holdings Corp *	764	9,558
Miller Industries Inc	101	2,200
Mistras Group Inc *	1,186	22,641
Mobile Mini Inc	550	17,121
Moog Inc ‘A’ *	441	26,725
MSA Safety Inc	2,407	104,632
Mueller Industries Inc	4,922	133,386
Mueller Water Products Inc ‘A’	20,598	177,143
Multi-Color Corp	1,607	96,115
Navistar International Corp *	368	3,253
NCI Building Systems Inc *	3,418	42,417
Neff Corp ‘A’ *	631	4,833
NN Inc	3,405	54,276
Nortek Inc *	1,228	53,565
NV5 Global Inc *	651	14,309
Omega Flex Inc	362	11,950
On Assignment Inc *	6,628	297,929
PAM Transportation Services Inc *	389	10,733
Park-Ohio Holdings Corp	1,113	40,936
Patrick Industries Inc *	1,614	70,209
PGT Inc *	6,051	68,921
Plug Power Inc *	13,052	27,540
Ply Gem Holdings Inc *	2,747	34,447
Power Solutions International Inc *	582	10,622
PowerSecure International Inc *	494	7,435
Primoris Services Corp	3,335	73,470
Proto Labs Inc *	2,986	190,178
Quanex Building Products Corp	322	6,714
Radiant Logistics Inc *	3,878	13,302
Raven Industries Inc	595	9,282
RBC Bearings Inc *	2,990	193,124
Resources Connection Inc	870	14,216
Rexnord Corp *	13,056	236,575
Roadrunner Transportation Systems Inc *	1,463	13,796
RPX Corp *	871	9,581
Saia Inc *	3,176	70,666
Simpson Manufacturing Co Inc	429	14,650
SP Plus Corp *	1,984	47,418
Sparton Corp *	745	14,893
Standex International Corp	1,188	98,782
Steelcase Inc ‘A’	10,656	158,774
Sun Hydraulics Corp	2,864	90,875
Sunrun Inc *	285	3,354
Swift Transportation Co *	11,309	156,290
TASER International Inc *	6,863	118,661
Team Inc *	2,631	84,087
Teledyne Technologies Inc *	1,170	103,779
Tennant Co	2,200	123,772
The Advisory Board Co *	5,435	269,630
The Brink’s Co	6,226	179,682

	Shares	Value
The Gorman-Rupp Co	544	$14,541
The Greenbrier Cos Inc	3,368	109,864
Thermon Group Holdings Inc *	573	9,695
Titan International Inc	312	1,229
Trex Co Inc *	4,109	156,306
TriMas Corp *	347	6,472
TriNet Group Inc *	4,804	92,957
TrueBlue Inc *	5,373	138,408
Univar Inc *	2,497	42,474
Universal Truckload Services Inc	634	8,901
US Ecology Inc	2,753	100,319
USA Truck Inc *	425	7,416
Vectrus Inc *	1,280	26,739
Vicor Corp *	1,832	16,708
Virgin America Inc *	3,021	108,786
Volt Information Sciences Inc *	818	6,659
Wabash National Corp *	8,635	102,152
WageWorks Inc *	4,578	207,704
Werner Enterprises Inc	1,315	30,758
West Corp	914	19,715
Woodward Inc	5,774	286,737
Xerium Technologies Inc *	1,375	16,294
XPO Logistics Inc *	7,553	205,819
YRC Worldwide Inc *	800	11,344

		13,736,991

Information Technology - 24.2%

6D Global Technologies Inc * +	1,121	3,262
A10 Networks Inc *	4,287	28,123
ACI Worldwide Inc *	14,955	320,037
Advanced Energy Industries Inc *	2,800	79,044
Advanced Micro Devices Inc *	35,542	102,006
Aerohive Networks Inc *	2,953	15,090
Alarm.com Holdings Inc *	768	12,810
Alliance Fiber Optic Products Inc	1,841	27,910
Ambarella Inc *	4,017	223,908
Amber Road Inc *	2,126	10,821
American Software Inc ‘A’	502	5,110
Angie’s List Inc *	5,564	52,023
Apigee Corp *	565	4,537
Appfolio Inc ‘A’ *	540	7,884
Applied Micro Circuits Corp *	2,742	17,467
Applied Optoelectronics Inc *	1,757	30,150
Aspen Technology Inc *	10,938	413,019
AVG Technologies NV *	5,205	104,360
Avid Technology Inc *	2,618	19,085
Badger Meter Inc	1,853	108,567
Barracuda Networks Inc *	1,027	19,184
Bazaarvoice Inc *	3,482	15,251
Belden Inc	5,467	260,667
Benefitfocus Inc *	1,000	36,390
Blackbaud Inc	6,002	395,292
Blackhawk Network Holdings Inc *	6,955	307,481
Bottomline Technologies de Inc *	4,434	131,823
Box Inc ‘A’ *	1,630	22,755
Brightcove Inc *	3,870	23,994
BroadSoft Inc *	3,735	132,070
Cabot Microelectronics Corp *	2,674	117,068
CalAmp Corp *	4,595	91,578
Callidus Software Inc *	7,078	131,438
Carbonite Inc *	2,292	22,462
Cardtronics Inc *	5,757	193,723
Care.com Inc *	455	3,258
Cascade Microtech Inc *	1,376	22,360
Cass Information Systems Inc	815	41,940
Cavium Inc *	7,088	465,752
CEVA Inc *	1,270	29,667
ChannelAdvisor Corp *	2,745	38,018
Ciena Corp *	15,834	327,605
Cimpress NV * (Netherlands)	4,206	341,275

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-63

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Shares	Value
Cirrus Logic Inc *	8,133	$240,168
Clearfield Inc *	1,424	19,096
Code Rebel Corp *	137	367
Coherent Inc *	263	17,124
CommVault Systems Inc *	5,792	227,915
comScore Inc *	4,406	181,307
Constant Contact Inc *	4,120	120,469
Cornerstone OnDemand Inc *	6,916	238,809
CPI Card Group Inc *	1,700	18,122
Cray Inc *	5,230	169,714
CSG Systems International Inc	4,197	151,008
Cvent Inc *	2,996	104,590
Daktronics Inc	976	8,511
Datalink Corp *	170	1,156
Demandware Inc *	4,279	230,938
DHI Group Inc *	1,987	18,221
Diebold Inc	8,313	250,138
Digimarc Corp *	895	32,676
Digital Turbine Inc *	6,449	8,577
DTS Inc *	1,975	44,596
EarthLink Holdings Corp	13,070	97,110
Eastman Kodak Co *	2,239	28,077
Ebix Inc	3,433	112,568
Electronics For Imaging Inc *	6,005	280,674
Ellie Mae Inc *	3,770	227,067
Endurance International Group Holdings Inc *	7,438	81,297
Entegris Inc *	10,489	139,189
Envestnet Inc *	4,963	148,146
EPAM Systems Inc *	6,265	492,554
Epiq Systems Inc	1,536	20,076
ePlus Inc *	54	5,036
Euronet Worldwide Inc *	6,646	481,370
EVERTEC Inc	8,437	141,235
Everyday Health Inc *	2,520	15,170
Exar Corp *	819	5,020
ExlService Holdings Inc *	3,954	177,653
Extreme Networks Inc *	984	4,015
Fair Isaac Corp	3,981	374,931
FARO Technologies Inc *	509	15,026
FEI Co	5,320	424,483
Five9 Inc *	2,990	26,013
Fleetmatics Group PLC *	4,900	248,871
FormFactor Inc *	3,397	30,573
Forrester Research Inc	1,265	36,027
Gigamon Inc *	3,466	92,092
Globant SA *	1,938	72,694
Glu Mobile Inc *	7,950	19,319
Gogo Inc *	7,196	128,089
GrubHub Inc *	9,641	233,312
GTT Communications Inc *	3,103	52,937
Guidance Software Inc *	2,486	14,966
Guidewire Software Inc *	8,986	540,598
Harmonic Inc *	1,711	6,964
Heartland Payment Systems Inc	4,693	444,990
Hortonworks Inc *	952	20,849
HubSpot Inc *	2,411	135,763
Immersion Corp *	3,555	41,451
Imperva Inc *	3,402	215,381
Infinera Corp *	17,050	308,946
Infoblox Inc *	7,669	141,033
Inphi Corp *	4,913	132,749
Instructure Inc *	228	4,747
Integrated Device Technology Inc *	19,002	500,703
Interactive Intelligence Group Inc *	2,187	68,716
InterDigital Inc	4,145	203,271
Internap Corp *	6,972	44,621
Intralinks Holdings Inc *	2,736	24,816
InvenSense Inc *	9,939	101,676
Ixia *	6,894	85,692

	Shares	Value
j2 Global Inc	6,173	$508,161
Jive Software Inc *	5,888	24,023
KVH Industries Inc *	1,548	14,582
Lattice Semiconductor Corp *	3,652	23,628
Lionbridge Technologies Inc *	8,146	39,997
Littelfuse Inc	2,497	267,204
LivePerson Inc *	7,204	48,627
LogMeIn Inc *	3,154	211,633
Luxoft Holding Inc *	2,353	181,487
M/A-COM Technology Solutions Holdings Inc *	2,979	121,811
Manhattan Associates Inc *	9,448	625,174
Marin Software Inc *	432	1,547
Marketo Inc *	4,456	127,932
Mattson Technology Inc *	9,481	33,468
MAXIMUS Inc	8,443	474,919
MaxLinear Inc ‘A’ *	6,562	96,658
MaxPoint Interactive Inc *	799	1,366
Mesa Laboratories Inc	366	36,417
Methode Electronics Inc	4,914	156,413
Microsemi Corp *	12,192	397,337
MicroStrategy Inc ‘A’ *	1,189	213,176
MINDBODY Inc ‘A’ *	699	10,576
MobileIron Inc *	4,887	17,642
Model N Inc *	2,643	29,496
Monolithic Power Systems Inc	5,059	322,309
Monotype Imaging Holdings Inc	5,118	120,990
MTS Systems Corp	1,906	120,859
NetScout Systems Inc *	6,126	188,068
NeuStar Inc ‘A’ *	1,880	45,064
New Relic Inc *	730	26,594
Newport Corp *	1,671	26,519
NIC Inc	8,377	164,859
Nimble Storage Inc *	6,424	59,101
Novatel Wireless Inc *	3,914	6,536
NVE Corp	280	15,730
OPOWER Inc *	3,298	34,827
OSI Systems Inc *	642	56,920
Park City Group Inc *	1,229	14,637
Paycom Software Inc *	4,045	152,213
Paylocity Holding Corp *	1,961	79,519
PDF Solutions Inc *	3,154	34,189
Pegasystems Inc	4,572	125,730
Perficient Inc *	3,027	51,822
PFSweb Inc *	1,381	17,773
Plantronics Inc	4,511	213,912
Plexus Corp *	1,609	56,186
PMC-Sierra Inc *	7,654	88,939
Power Integrations Inc	2,503	121,721
Proofpoint Inc *	5,052	328,431
PROS Holdings Inc *	3,035	69,926
Pure Storage Inc ‘A’ *	2,364	36,807
Q2 Holdings Inc *	2,468	65,081
QAD Inc ‘A’	310	6,361
Qlik Technologies Inc *	11,701	370,454
Qualys Inc *	3,185	105,392
Quotient Technology Inc *	7,726	52,691
Rambus Inc *	14,793	171,451
Rapid7 Inc *	811	12,270
RealD Inc *	5,093	53,731
RealPage Inc *	6,754	151,627
Reis Inc	710	16,848
RetailMeNot Inc *	272	2,698
RingCentral Inc ‘A’ *	6,876	162,136
Rofin-Sinar Technologies Inc *	424	11,355
Rogers Corp *	743	38,317
Ruckus Wireless Inc *	9,567	102,463
Rudolph Technologies Inc *	607	8,632
Sapiens International Corp NV (Israel)	2,344	23,909
Science Applications International Corp	5,901	270,148

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-64

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Shares	Value
SciQuest Inc *	1,993	$25,849
Semtech Corp *	2,850	53,922
ServiceSource International Inc *	4,350	20,054
ShoreTel Inc *	1,742	15,417
Shutterstock Inc *	2,493	80,624
Silicon Graphics International Corp *	4,290	25,311
Silicon Laboratories Inc *	3,871	187,898
Silver Spring Networks Inc *	4,330	62,395
SPS Commerce Inc *	2,118	148,705
Stamps.com Inc *	1,827	200,257
Super Micro Computer Inc *	4,726	115,834
Synaptics Inc *	4,721	379,285
Synchronoss Technologies Inc *	4,966	174,952
Syntel Inc *	4,017	181,769
Take-Two Interactive Software Inc *	5,616	195,661
Tangoe Inc *	4,936	41,413
TechTarget Inc *	641	5,147
TeleTech Holdings Inc	1,124	31,371
Tessera Technologies Inc	4,126	123,821
Textura Corp *	2,509	54,144
The Hackett Group Inc	3,030	48,692
The Rubicon Project Inc *	3,257	53,578
TiVo Inc *	12,315	106,278
Travelport Worldwide Ltd	9,613	124,008
Travelzoo Inc *	876	7,332
TrueCar Inc *	6,190	59,053
TubeMogul Inc *	1,971	26,806
Tyler Technologies Inc *	4,313	751,842
Ubiquiti Networks Inc *	3,678	116,556
Unisys Corp *	4,007	44,277
Universal Display Corp *	5,151	280,420
Varonis Systems Inc *	1,131	21,263
VASCO Data Security International Inc *	3,720	62,236
Verint Systems Inc *	7,426	301,199
ViaSat Inc *	4,657	284,124
Violin Memory Inc *	11,170	10,054
VirnetX Holding Corp *	5,866	15,076
Virtusa Corp *	3,798	157,009
Web.com Group Inc *	5,623	112,516
WebMD Health Corp *	4,848	234,158
Wix.com Ltd * (Israel)	2,369	53,895
Workiva Inc *	923	16,217
Xactly Corp *	764	6,517
Xcerra Corp *	3,044	18,416
XO Group Inc *	3,340	53,640
Xura Inc *	2,873	70,618
Zendesk Inc *	6,885	182,039
Zix Corp *	7,270	36,932

		27,335,921

Materials - 3.9%

A Schulman Inc	3,340	102,338
AEP Industries Inc *	506	39,038
American Vanguard Corp	418	5,856
Balchem Corp	3,986	242,349
Berry Plastics Group Inc *	9,118	329,889
Boise Cascade Co *	4,211	107,507
Calgon Carbon Corp	3,077	53,078
Century Aluminum Co *	384	1,697
Chase Corp	791	32,217
Chemtura Corp *	8,628	235,286
Clearwater Paper Corp *	2,291	104,309
Core Molding Technologies Inc *	991	12,715
Deltic Timber Corp	1,397	82,241
Ferro Corp *	9,256	102,927
Ferroglobe PLC	8,208	88,236
Handy & Harman Ltd *	58	1,190
Hawkins Inc	230	8,227
Haynes International Inc	92	3,375
HB Fuller Co	6,459	235,560

	Shares	Value
Headwaters Inc *	9,460	$159,590
Kaiser Aluminum Corp	726	60,737
KapStone Paper & Packaging Corp	10,921	246,705
KMG Chemicals Inc	1,233	28,384
Koppers Holdings Inc *	2,618	47,778
Louisiana-Pacific Corp *	16,807	302,694
LSB Industries Inc *	860	6,235
Minerals Technologies Inc	4,180	191,695
Multi Packaging Solutions International Ltd *	1,604	27,829
Myers Industries Inc	3,104	41,345
Neenah Paper Inc	1,167	72,856
Olin Corp	9,408	162,382
Olympic Steel Inc	276	3,196
OMNOVA Solutions Inc *	3,544	21,725
PolyOne Corp	11,427	362,921
Quaker Chemical Corp	1,207	93,253
Real Industry Inc *	1,962	15,755
Rentech Inc *	2,932	10,321
Ryerson Holding Corp *	271	1,266
Schweitzer-Mauduit International Inc	697	29,267
Senomyx Inc *	5,528	20,841
Sensient Technologies Corp	3,859	242,422
Stepan Co	1,201	59,678
Stillwater Mining Co *	4,951	42,430
Summit Materials Inc ‘A’ *	4,081	81,779
SunCoke Energy Inc	5,941	20,615
Trecora Resources *	2,555	31,656
Tredegar Corp	720	9,806
Trinseo SA *	1,460	41,172
United States Lime & Minerals Inc	20	1,099
US Concrete Inc *	1,850	97,421
Valhi Inc	1,079	1,446
Wausau Paper Corp	4,856	49,677
Worthington Industries Inc	1,399	42,166

		4,416,177

Telecommunication Services - 0.8%

8x8 Inc *	3,947	45,193
Boingo Wireless Inc *	2,526	16,722
Cogent Communications Holdings Inc	5,907	204,914
Consolidated Communications Holdings Inc	4,181	87,592
FairPoint Communications Inc *	2,654	42,650
General Communication Inc ‘A’ *	4,442	87,863
IDT Corp ‘B’	321	3,743
inContact Inc *	7,057	67,324
Inteliquent Inc	1,771	31,471
Intelsat SA *	1,145	4,763
Lumos Networks Corp *	2,481	27,787
pdvWireless Inc *	1,125	30,937
Shenandoah Telecommunications Co	2,662	114,599
Straight Path Communications Inc ‘B’ *	1,219	20,894
Vonage Holdings Corp *	2,477	14,218
Windstream Holdings Inc	12,091	77,866

		878,536

Utilities - 0.1%

American States Water Co	376	15,773
Genie Energy Ltd ‘B’ *	330	3,680
Ormat Technologies Inc	1,937	70,642
Spark Energy Inc ‘A’	360	7,459
TerraForm Global Inc ‘A’	1,155	6,456
The York Water Co	107	2,669
Vivint Solar Inc *	1,623	15,516

		122,195

Total Common Stocks (Cost $101,362,897)		108,784,344

EXCHANGE-TRADED FUND - 2.2%

iShares Russell 2000 Growth	18,133	2,527,921

Total Exchange-Traded Fund (Cost $2,607,010)		2,527,921

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-65

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
SHORT-TERM INVESTMENT - 1.5%

Repurchase Agreement - 1.5%

Fixed Income Clearing Corp 0.030% due 01/04/16 (Dated 12/31/15, repurchase price of $1,644,514; collateralized by Freddie Mac: 2.120% due 06/02/21 and value $1,680,000)	$1,644,509	$1,644,509

Total Short-Term Investment (Cost $1,644,509)		1,644,509

TOTAL INVESTMENTS - 99.9% (Cost $105,614,416)		112,959,072

OTHER ASSETS & LIABILITIES, NET - 0.1%		60,936

NET ASSETS - 100.0%		$113,020,008

Notes to Schedule of Investments

(a)	As of December 31, 2015, the fund’s composition as a percentage of net assets was as follows:

Health Care	27.1%
Information Technology	24.2%
Consumer Discretionary	16.1%
Industrials	12.1%
Financials	7.5%
Materials	3.9%
Consumer Staples	3.4%
Others (each less than 3.0%)	5.6%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)	Investments with a total aggregate value of $5,560 or less than 0.1% of the fund’s net assets were valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or the Board of Trustees.

(c)	Open futures contracts outstanding as of December 31, 2015 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation (Depreciation)
Russell 2000 Mini Index (03/16)	15	($11,682)

(d)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2015:

		Total Value at December 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights (1)	$2,298	$-	$-	$2,298
	Common Stocks
	Consumer Discretionary	18,200,785	18,200,785	-	-
	Consumer Staples	3,848,900	3,848,900	-	-
	Energy	1,135,411	1,135,411	-	-
	Financials	8,495,117	8,495,117	-	-
	Health Care	30,614,311	30,614,311	-	-
	Industrials	13,736,991	13,736,991	-	-
	Information Technology	27,335,921	27,332,659	-	3,262
	Materials	4,416,177	4,416,177	-	-
	Telecommunication Services	878,536	878,536	-	-
	Utilities	122,195	122,195	-	-

		108,784,344	108,781,082	-	3,262

	Exchange-Traded Fund	2,527,921	2,527,921	-	-
	Short-Term Investment	1,644,509	-	1,644,509	-

	Total Assets	112,959,072	111,309,003	1,644,509	5,560

Liabilities	Derivatives:
	Equity Contracts
	Futures	(11,682)	(11,682)	-	-

	Total Liabilities	(11,682)	(11,682)	-	-

	Total	$112,947,390	$111,297,321	$1,644,509	$5,560

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-66

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments

December 31, 2015

	Shares	Value
RIGHTS - 0.0%

Telecommunication Services - 0.0%

Leap Wireless International Inc - Contingent Value Rights * +	5,653	$14,246

Total Rights (Cost $0)		14,246

WARRANTS - 0.0%

Energy - 0.0%

Magnum Hunter Resources Corp Exercise @ $10.50 Exp 04/15/16 *	1,289	-

Total Warrants (Cost $0)		-

COMMON STOCKS - 97.5%

Consumer Discretionary - 9.9%

Abercrombie & Fitch Co ‘A’	11,921	321,867
AMC Entertainment Holdings Inc ‘A’	3,307	79,368
America’s Car-Mart Inc *	1,202	32,081
American Eagle Outfitters Inc	3,820	59,210
American Public Education Inc *	2,762	51,401
Apollo Education Group Inc *	16,447	126,148
Arctic Cat Inc	1,283	21,016
Ascena Retail Group Inc *	24,031	236,705
Ascent Capital Group Inc ‘A’ *	2,262	37,821
Barnes & Noble Education Inc *	5,412	53,849
Barnes & Noble Inc	8,585	74,775
Bassett Furniture Industries Inc	923	23,149
Beazer Homes USA Inc *	5,781	66,424
bebe stores Inc	4,208	2,378
Belmond Ltd ‘A’ * (United Kingdom)	16,736	158,992
Big 5 Sporting Goods Corp	2,973	29,700
Biglari Holdings Inc *	284	92,533
Black Diamond Inc *	4,090	18,078
Bob Evans Farms Inc	3,315	128,788
Bravo Brio Restaurant Group Inc *	318	2,862
Bridgepoint Education Inc *	2,942	22,389
Build-A-Bear Workshop Inc *	2,425	29,682
Burlington Stores Inc *	1,322	56,714
Caesars Acquisition Co ‘A’ *	7,886	53,704
Caesars Entertainment Corp *	9,333	73,637
CalAtlantic Group Inc	10,308	390,879
Caleres Inc	6,846	183,610
Callaway Golf Co	13,456	126,756
Cambium Learning Group Inc *	1,788	8,672
Career Education Corp *	12,019	43,629
Carmike Cinemas Inc *	3,908	89,650
Carriage Services Inc	2,133	51,405
Carrols Restaurant Group Inc *	741	8,699
Cavco Industries Inc *	324	26,992
Central European Media Enterprises Ltd ‘A’ * (Bermuda)	3,222	8,667
Century Communities Inc *	2,494	44,169
Chegg Inc *	7,901	53,174
Cherokee Inc *	109	1,880
Christopher & Banks Corp *	5,696	9,398
Citi Trends Inc	2,453	52,126
Columbia Sportswear Co	1,443	70,361
Conn’s Inc *	4,183	98,175
Cooper Tire & Rubber Co	8,759	331,528
Cooper-Standard Holding Inc *	2,168	168,215

	Shares	Value
Core-Mark Holding Co Inc	1,899	$155,604
Cracker Barrel Old Country Store Inc	211	26,761
Crocs Inc *	3,103	31,775
Crown Media Holdings Inc ‘A’ *	808	4,533
CSS Industries Inc	1,571	44,585
Cumulus Media Inc ‘A’ *	23,785	7,851
Daily Journal Corp *	179	36,158
Dana Holding Corp	12,413	171,299
Deckers Outdoor Corp *	2,438	115,074
Del Frisco’s Restaurant Group Inc *	3,734	59,819
Denny’s Corp *	4,422	43,468
Destination XL Group Inc *	4,501	24,846
DeVry Education Group Inc	10,967	277,575
DineEquity Inc	208	17,611
DreamWorks Animation SKG Inc ‘A’ *	13,018	335,474
Duluth Holdings Inc *	562	8,200
Eldorado Resorts Inc *	2,509	27,599
Empire Resorts Inc *	49	875
Entercom Communications Corp ‘A’ *	4,435	49,805
Entravision Communications Corp ‘A’	502	3,870
Eros International PLC *	4,986	45,622
Escalade Inc	1,147	15,198
Ethan Allen Interiors Inc	4,400	122,408
EVINE Live Inc *	7,297	12,989
Express Inc *	1,520	26,266
Federal-Mogul Holdings Corp *	5,216	35,730
Fenix Parts Inc *	692	4,699
Flexsteel Industries Inc	1,015	44,843
Fogo De Chao Inc *	258	3,911
Fred’s Inc ‘A’	6,241	102,165
FTD Cos Inc *	3,115	81,520
Genesco Inc *	4,122	234,253
Green Brick Partners Inc *	3,866	27,835
Group 1 Automotive Inc	3,156	238,909
Guess? Inc	10,627	200,638
Harte-Hanks Inc	8,124	26,322
Haverty Furniture Cos Inc	3,420	73,325
Helen of Troy Ltd *	2,870	270,497
Hemisphere Media Group Inc *	1,626	23,983
Hooker Furniture Corp	1,625	41,015
Horizon Global Corp *	2,969	30,789
Houghton Mifflin Harcourt Co *	21,763	473,998
Hovnanian Enterprises Inc ‘A’ *	20,471	37,053
Iconix Brand Group Inc *	8,318	56,812
International Speedway Corp ‘A’	4,780	161,182
Intrawest Resorts Holdings Inc *	3,093	24,187
iRobot Corp *	4,119	145,813
Isle of Capri Casinos Inc *	182	2,535
J Alexander’s Holdings Inc *	2,496	27,256
JAKKS Pacific Inc *	2,963	23,585
Johnson Outdoors Inc ‘A’	791	17,315
Journal Media Group Inc	3,889	46,746
K12 Inc *	5,718	50,318
KB Home	14,077	173,569
Kona Grill Inc *	719	11,403
La-Z-Boy Inc	5,406	132,015
Lands’ End Inc *	2,329	54,592
LGI Homes Inc *	1,796	43,697
Libbey Inc	230	4,904
Liberty TripAdvisor Holdings Inc ‘A’ *	9,118	276,640
Lifetime Brands Inc	1,717	22,767
Lumber Liquidators Holdings Inc *	4,623	80,255
M/I Homes Inc *	3,530	77,378
MarineMax Inc *	2,096	38,608
Marriott Vacations Worldwide Corp	1,928	109,800
MCBC Holdings Inc *	414	5,672
MDC Holdings Inc	4,322	110,341
MDC Partners Inc ‘A’	5,489	119,221
Media General Inc *	16,474	266,055
Meredith Corp	6,324	273,513

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-67

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Shares	Value
Meritage Homes Corp *	6,354	$215,972
Metaldyne Performance Group Inc	881	16,158
Modine Manufacturing Co *	8,058	72,925
Monarch Casino & Resort Inc *	1,620	36,806
Morgans Hotel Group Co *	2,738	9,227
Motorcar Parts of America Inc *	189	6,390
Movado Group Inc	2,710	69,674
NACCO Industries Inc ‘A’	691	29,160
National CineMedia Inc	8,100	127,251
New Media Investment Group Inc	7,731	150,445
Noodles & Co *	543	5,262
Ollie’s Bargain Outlet Holdings Inc *	528	8,981
Penn National Gaming Inc *	12,753	204,303
Performance Sports Group Ltd *	7,119	68,556
Perry Ellis International Inc *	2,098	38,645
Planet Fitness Inc ‘A’ *	1,054	16,474
Reading International Inc ‘A’ *	2,184	28,632
Regis Corp *	6,266	88,664
Rent-A-Center Inc	9,177	137,380
Rentrak Corp *	165	7,842
Ruby Tuesday Inc *	10,448	57,568
Ruth’s Hospitality Group Inc	1,953	31,092
Saga Communications Inc ‘A’	607	23,339
Scholastic Corp	4,559	175,795
Sequential Brands Group Inc *	1,382	10,929
SFX Entertainment Inc *	3,794	721
Shake Shack Inc ‘A’ *	117	4,633
Shoe Carnival Inc	2,506	58,139
Shutterfly Inc *	2,251	100,305
Sizmek Inc *	3,371	12,304
Skullcandy Inc *	3,050	14,427
Sonic Automotive Inc ‘A’	5,674	129,140
Sonic Corp	2,528	81,680
Speedway Motorsports Inc	1,944	40,280
Sportsman’s Warehouse Holdings Inc *	1,938	25,000
Stage Stores Inc	5,411	49,294
Standard Motor Products Inc	3,430	130,511
Stein Mart Inc	5,040	33,919
Strattec Security Corp	497	28,076
Strayer Education Inc *	1,107	66,553
Superior Industries International Inc	3,906	71,949
Systemax Inc *	1,737	14,938
Taylor Morrison Home Corp ‘A’ *	5,685	90,960
The Cato Corp ‘A’	3,717	136,860
The Children’s Place Inc	2,612	144,182
The EW Scripps Co ‘A’	3,605	68,495
The Finish Line Inc ‘A’	5,637	101,917
The Marcus Corp	3,094	58,693
The New Home Co Inc *	1,672	21,669
The New York Times Co ‘A’	18,849	252,954
The Pep Boys-Manny Moe & Jack *	9,247	170,237
Tilly’s Inc ‘A’ *	2,175	14,420
Time Inc	18,868	295,662
Tower International Inc	1,668	47,655
Townsquare Media Inc ‘A’ *	1,227	14,675
TRI Pointe Group Inc *	26,178	331,675
Tribune Publishing Co	2,118	19,528
Tuesday Morning Corp *	1,253	8,145
Unifi Inc *	2,347	66,068
Universal Electronics Inc *	470	24,134
Universal Technical Institute Inc	3,779	17,610
Vera Bradley Inc *	3,736	58,879
Vitamin Shoppe Inc *	4,832	158,006
VOXX International Corp *	2,881	15,154
WCI Communities Inc *	2,627	58,530
Weight Watchers International Inc *	455	10,374
West Marine Inc *	3,038	25,793
Weyco Group Inc	1,053	28,178
William Lyon Homes ‘A’ *	2,873	47,404
Wingstop Inc *	268	6,113

	Shares	Value
Winnebago Industries Inc	405	$8,060
ZAGG Inc *	233	2,549
Zumiez Inc *	679	10,266

		14,408,369

Consumer Staples - 3.2%

Alico Inc	609	23,562
Amplify Snack Brands Inc *	1,060	12,211
Arcadia Biosciences Inc *	658	2,000
B&G Foods Inc	555	19,436
Boulder Brands Inc *	617	6,775
Central Garden & Pet Co ‘A’ *	6,376	86,714
Coca-Cola Bottling Co Consolidated	69	12,593
Craft Brew Alliance Inc *	1,309	10,956
Darling Ingredients Inc *	28,437	299,157
Dean Foods Co	8,777	150,526
Diamond Foods Inc *	260	10,023
Elizabeth Arden Inc *	4,442	43,976
Fairway Group Holdings Corp *	1,930	1,274
Fresh Del Monte Produce Inc	5,677	220,722
HRG Group Inc *	7,320	99,259
Ingles Markets Inc ‘A’	1,615	71,189
Inter Parfums Inc	1,702	40,542
John B Sanfilippo & Son Inc	1,037	56,029
Lancaster Colony Corp	1,090	125,851
Landec Corp *	3,645	43,120
National Beverage Corp *	124	5,635
Nature’s Sunshine Products Inc	1,642	16,617
Nutraceutical International Corp *	1,442	37,232
Oil-Dri Corp of America	816	30,053
Omega Protein Corp *	3,668	81,430
Orchids Paper Products Co	1,140	35,249
Performance Food Group Co *	1,240	28,694
Post Holdings Inc *	10,522	649,207
Revlon Inc ‘A’ *	1,475	41,064
Sanderson Farms Inc	3,845	298,064
Seaboard Corp *	41	118,684
Seneca Foods Corp ‘A’ *	1,266	36,689
Smart & Final Stores Inc *	4,095	74,570
Snyder’s-Lance Inc	8,331	285,753
SpartanNash Co	6,499	140,638
SUPERVALU Inc *	44,982	304,978
Synutra International Inc *	450	2,120
The Andersons Inc	4,911	155,335
Tootsie Roll Industries Inc	2,011	63,528
TreeHouse Foods Inc *	7,327	574,876
United Natural Foods Inc *	686	27,001
Universal Corp	3,872	217,142
Village Super Market Inc ‘A’	1,160	30,566
Weis Markets Inc	1,846	81,778

		4,672,818

Energy - 4.2%

Abraxas Petroleum Corp *	16,443	17,430
Adams Resources & Energy Inc	319	12,250
Alon USA Energy Inc	5,265	78,133
Approach Resources Inc *	5,554	10,219
Archrock Inc (Greece)	11,289	84,893
Ardmore Shipping Corp (Ireland)	2,962	37,677
Atwood Oceanics Inc	11,322	115,824
Basic Energy Services Inc *	7,034	18,851
Bill Barrett Corp *	8,655	34,014
Bonanza Creek Energy Inc *	8,424	44,394
Bristow Group Inc	6,040	156,436
C&J Energy Services Ltd *	9,629	45,834
Callon Petroleum Co *	13,826	115,309
CARBO Ceramics Inc	3,320	57,104
Carrizo Oil & Gas Inc *	9,491	280,744
Clayton Williams Energy Inc *	999	29,540
Clean Energy Fuels Corp *	12,002	43,207
Cloud Peak Energy Inc *	10,561	21,967

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-68

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Shares	Value
Contango Oil & Gas Co *	2,987	$19,147
Delek US Holdings Inc	4,485	110,331
DHT Holdings Inc	15,758	127,482
Dorian LPG Ltd *	4,269	50,246
Earthstone Energy Inc *	177	2,356
Eclipse Resources Corp *	7,707	14,027
Energy Fuels Inc * (Canada)	2,673	7,885
Energy XXI Ltd	16,128	16,289
Era Group Inc *	3,525	39,304
Erin Energy Corp *	1,743	5,578
EXCO Resources Inc *	26,577	32,955
Exterran Corp *	5,837	93,684
Fairmount Santrol Holdings Inc *	974	2,289
Forum Energy Technologies Inc *	10,313	128,500
Frontline Ltd (Norway)	41,097	122,880
GasLog Ltd (Monaco)	7,060	58,598
Gastar Exploration Inc *	12,518	16,399
Gener8 Maritime Inc *	2,673	25,260
Geospace Technologies Corp *	2,161	30,405
Green Plains Inc	6,558	150,178
Gulfmark Offshore Inc ‘A’ *	4,220	19,707
Halcon Resources Corp *	12,730	16,039
Hallador Energy Co	1,276	5,819
Helix Energy Solutions Group Inc *	17,876	94,028
Hornbeck Offshore Services Inc *	5,419	53,865
Independence Contract Drilling Inc *	2,846	14,372
ION Geophysical Corp *	17,316	8,712
Jones Energy Inc ‘A’ *	4,893	18,838
Key Energy Services Inc *	19,835	9,562
Matador Resources Co *	5,132	101,460
Matrix Service Co *	4,605	94,587
McDermott International Inc *	41,175	137,936
Natural Gas Services Group Inc *	2,203	49,127
Navios Maritime Acquisition Corp	13,798	41,532
Newpark Resources Inc *	14,161	74,770
Nordic American Offshore Ltd * (Norway)	3,195	16,838
Nordic American Tankers Ltd	15,315	237,995
North Atlantic Drilling Ltd * (Norway)	1,030	2,533
Northern Oil & Gas Inc *	10,540	40,684
Oasis Petroleum Inc *	24,003	176,902
Oil States International Inc *	8,893	242,334
Pacific Ethanol Inc *	5,917	28,283
Panhandle Oil & Gas Inc ‘A’	1,424	23,012
Par Pacific Holdings Inc *	209	4,920
Parker Drilling Co *	20,483	37,279
Parsley Energy Inc ‘A’ *	10,250	189,112
PDC Energy Inc *	6,856	365,973
Peabody Energy Corp	3,199	24,568
Penn Virginia Corp *	10,956	3,291
PHI Inc *	1,999	32,804
Pioneer Energy Services Corp *	10,869	23,586
Renewable Energy Group Inc *	7,448	69,192
REX American Resources Corp *	988	53,421
Rex Energy Corp *	7,887	8,281
Ring Energy Inc *	4,227	29,800
RSP Permian Inc *	11,271	274,900
Sanchez Energy Corp *	7,962	34,316
SandRidge Energy Inc *	70,915	14,183
Scorpio Tankers Inc (Monaco)	30,764	246,727
SEACOR Holdings Inc *	3,157	165,932
Seventy Seven Energy Inc *	9,253	9,716
Ship Finance International Ltd (Norway)	10,180	168,683
Stone Energy Corp *	9,680	41,527
Synergy Resources Corp *	16,029	136,567
Teekay Tankers Ltd ‘A’ (Bermuda)	16,086	110,672
Tesco Corp	6,546	47,393
TETRA Technologies Inc *	13,750	103,400
Tidewater Inc	8,050	56,028
TransAtlantic Petroleum Ltd *	3,717	5,167
Triangle Petroleum Corp *	7,654	5,894

	Shares	Value
Ultra Petroleum Corp *	13,155	$32,888
Unit Corp *	8,557	104,395
W&T Offshore Inc *	6,001	13,862
Westmoreland Coal Co *	2,916	17,146

		6,198,177

Financials - 42.7%

1st Source Corp	2,733	84,368
Acadia Realty Trust REIT	11,701	387,888
Access National Corp	1,213	24,818
AG Mortgage Investment Trust Inc REIT	5,158	66,229
Agree Realty Corp REIT	3,576	121,548
Alexander & Baldwin Inc	8,384	296,039
Alexander’s Inc REIT	26	9,987
Allegiance Bancshares Inc *	621	14,687
Altisource Asset Management Corp *	29	498
Altisource Residential Corp REIT	10,145	125,899
Ambac Financial Group Inc *	5,931	83,568
American Assets Trust Inc REIT	628	24,084
American Capital Mortgage Investment Corp REIT	9,008	125,752
American Equity Investment Life Holding Co	13,170	316,475
American National Bankshares Inc	1,471	37,672
American Residential Properties Inc REIT	5,448	102,967
Ameris Bancorp	5,522	187,693
AMERISAFE Inc	3,264	166,138
Ames National Corp	1,594	38,718
Anchor BanCorp Wisconsin Inc *	1,305	56,794
Anworth Mortgage Asset Corp REIT	18,032	78,439
Apollo Commercial Real Estate Finance Inc REIT	10,155	174,971
Apollo Residential Mortgage Inc REIT	5,395	64,470
Ares Commercial Real Estate Corp REIT	4,694	53,699
Argo Group International Holdings Ltd	4,784	286,275
Arlington Asset Investment Corp ‘A’	3,015	39,888
Armada Hoffler Properties Inc REIT	5,351	56,078
ARMOUR Residential REIT Inc	7,045	153,299
Arrow Financial Corp	1,975	53,661
Ashford Hospitality Prime Inc REIT	4,828	70,006
Ashford Hospitality Trust Inc REIT	14,675	92,599
Astoria Financial Corp	15,460	245,041
Atlas Financial Holdings Inc *	1,017	20,238
AV Homes Inc *	2,033	26,043
Baldwin & Lyons Inc ‘B’	1,587	38,136
Banc of California Inc	6,118	89,445
BancFirst Corp	1,219	71,458
Banco Latinoamericano de Comercio Exterior SA ‘E’ (Panama)	5,223	135,432
BancorpSouth Inc	16,509	396,051
Bank Mutual Corp	7,771	60,614
Bank of Marin Bancorp	1,000	53,400
BankFinancial Corp	3,103	39,191
Banner Corp	3,593	164,775
Bar Harbor Bankshares	1,084	37,311
BBCN Bancorp Inc	13,640	234,881
BBX Capital Corp ‘A’ *	419	6,557
Bear State Financial Inc *	2,274	24,627
Beneficial Bancorp Inc *	14,253	189,850
Berkshire Hills Bancorp Inc	5,099	148,432
Blue Hills Bancorp Inc	4,709	72,095
Bluerock Residential Growth REIT Inc	3,640	43,134
BNC Bancorp	4,410	111,926
Boston Private Financial Holdings Inc	14,342	162,638
Bridge Bancorp Inc	2,501	76,105
Brookline Bancorp Inc	12,116	139,334
Bryn Mawr Bank Corp	2,992	85,930
BSB Bancorp Inc *	1,306	30,547
C1 Financial Inc *	1,017	24,622
Calamos Asset Management Inc ‘A’	2,769	26,804
Camden National Corp	1,253	55,245

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-69

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Shares	Value
Campus Crest Communities Inc REIT *	10,889	$74,045
Capital Bank Financial Corp ‘A’	3,663	117,143
Capital City Bank Group Inc	1,835	28,167
Capitol Federal Financial Inc	24,105	302,759
Capstead Mortgage Corp REIT	16,456	143,825
Cardinal Financial Corp	5,083	115,638
Cascade Bancorp *	4,970	30,168
Cash America International Inc	4,376	131,061
CatchMark Timber Trust Inc ‘A’ REIT	6,648	75,189
Cathay General Bancorp	13,643	427,435
Cedar Realty Trust Inc REIT	14,261	100,968
CenterState Banks Inc	7,735	121,053
Central Pacific Financial Corp	3,860	84,997
Century Bancorp Inc ‘A’	545	23,686
Charter Financial Corp	3,052	40,317
Chatham Lodging Trust REIT	6,482	132,751
Chemical Financial Corp	5,778	198,012
Chesapeake Lodging Trust REIT	10,271	258,418
Citizens & Northern Corp	2,077	43,617
Citizens Inc *	8,299	61,662
City Holding Co	2,571	117,340
Clifton Bancorp Inc	4,490	64,387
CNB Financial Corp	2,423	43,687
CNO Financial Group Inc	31,862	608,246
CoBiz Financial Inc	6,079	81,580
Colony Capital Inc ‘A’ REIT	19,186	373,743
Columbia Banking System Inc	9,870	320,874
Community Bank System Inc	7,316	292,201
Community Trust Bancorp Inc	2,732	95,511
CommunityOne Bancorp *	2,063	27,789
ConnectOne Bancorp Inc	5,019	93,805
Consolidated-Tomoka Land Co	546	28,780
CorEnergy Infrastructure Trust Inc REIT	2,067	30,674
Cousins Properties Inc REIT	37,247	351,239
Cowen Group Inc ‘A’ *	17,838	68,320
Crawford & Co ‘B’	3,606	19,148
CU Bancorp *	2,823	71,591
CubeSmart REIT	6,125	187,548
Customers Bancorp Inc *	4,634	126,138
CVB Financial Corp	18,175	307,521
CyrusOne Inc REIT	1,045	39,135
CYS Investments Inc REIT	27,426	195,547
DCT Industrial Trust Inc REIT	15,165	566,716
DiamondRock Hospitality Co REIT	34,524	333,157
Dime Community Bancshares Inc	5,442	95,181
Donegal Group Inc ‘A’	1,497	21,078
DuPont Fabros Technology Inc REIT	7,005	222,689
Dynex Capital Inc REIT	9,617	61,068
Eagle Bancorp Inc *	1,231	62,129
EastGroup Properties Inc REIT	4,420	245,796
Education Realty Trust Inc REIT	9,681	366,716
EMC Insurance Group Inc	1,334	33,750
Employers Holdings Inc	2,122	57,931
Encore Capital Group Inc *	3,673	106,811
Enova International Inc *	509	3,365
Enstar Group Ltd * (Bermuda)	1,558	233,762
Enterprise Bancorp Inc	1,297	29,636
Enterprise Financial Services Corp	3,435	97,382
EPR Properties REIT	9,742	569,420
Equity Bancshares Inc ‘A’ *	485	11,344
Equity One Inc REIT	11,357	308,343
EverBank Financial Corp	16,641	265,923
Ezcorp Inc ‘A’ *	8,884	44,331
Farmers Capital Bank Corp *	1,222	33,128
FBL Financial Group Inc ‘A’	1,677	106,724
FCB Financial Holdings Inc ‘A’ *	4,789	171,398
Federal Agricultural Mortgage Corp ‘C’	1,759	55,532
Federated National Holding Co	2,492	73,664
FelCor Lodging Trust Inc REIT	24,815	181,150
Fidelity & Guaranty Life	2,017	51,171

	Shares	Value
Fidelity Southern Corp	2,944	$65,681
Financial Institutions Inc	2,457	68,796
First American Financial Corp	18,521	664,904
First Bancorp Inc	1,846	37,788
First Bancorp NC	3,305	61,936
First BanCorp PR *	19,643	63,840
First Busey Corp	4,199	86,625
First Business Financial Services Inc	1,547	38,690
First Cash Financial Services Inc *	423	15,833
First Citizens BancShares Inc ‘A’	1,315	339,494
First Commonwealth Financial Corp	15,407	139,742
First Community Bancshares Inc	2,820	52,537
First Connecticut Bancorp Inc	2,690	46,833
First Defiance Financial Corp	1,558	58,861
First Financial Bancorp	10,604	191,614
First Financial Bankshares Inc	4,616	139,265
First Financial Corp	1,857	63,082
First Industrial Realty Trust Inc REIT	18,905	418,368
First Interstate BancSystem Inc ‘A’	3,417	99,332
First Merchants Corp	6,472	164,518
First Midwest Bancorp Inc	13,387	246,722
First NBC Bank Holding Co *	2,655	99,270
First Potomac Realty Trust REIT	9,916	113,042
FirstMerit Corp	28,346	528,653
Flagstar Bancorp Inc *	3,452	79,776
Flushing Financial Corp	5,012	108,460
FNB Corp	29,890	398,733
FNFV Group *	13,840	155,423
Forestar Group Inc *	5,676	62,095
Fox Chase Bancorp Inc	2,148	43,583
Franklin Financial Network Inc *	935	29,340
Franklin Street Properties Corp REIT	15,549	160,932
FRP Holdings Inc *	1,161	39,404
Fulton Financial Corp	30,205	392,967
GAIN Capital Holdings Inc	4,501	36,503
German American Bancorp Inc	2,272	75,703
Getty Realty Corp REIT	4,398	75,426
Glacier Bancorp Inc	12,934	343,139
Gladstone Commercial Corp REIT	4,059	59,221
Global Indemnity PLC *	1,395	40,483
Government Properties Income Trust REIT	10,335	164,016
Gramercy Property Trust REIT	70,698	545,786
Great Ajax Corp REIT	904	10,956
Great Southern Bancorp Inc	1,753	79,341
Great Western Bancorp Inc	7,072	205,229
Green Bancorp Inc *	2,429	25,456
Green Dot Corp ‘A’ *	7,933	130,260
Greenlight Capital Re Ltd ‘A’ *	4,938	92,390
Guaranty Bancorp	2,477	40,970
Hallmark Financial Services Inc *	2,471	28,886
Hampton Roads Bankshares Inc *	5,143	9,463
Hancock Holding Co	13,306	334,912
Hanmi Financial Corp	5,518	130,887
Hannon Armstrong Sustainable Infrastructure Capital Inc REIT	6,617	125,194
Hatteras Financial Corp REIT	16,698	219,579
HCI Group Inc	1,302	45,375
Healthcare Realty Trust Inc REIT	17,146	485,575
Heartland Financial USA Inc	3,234	101,418
Heritage Commerce Corp	4,254	50,878
Heritage Financial Corp	5,081	95,726
Heritage Insurance Holdings Inc	1,544	33,690
Heritage Oaks Bancorp	3,955	31,680
Hersha Hospitality Trust REIT	8,030	174,733
Highwoods Properties Inc REIT	16,021	698,516
Hilltop Holdings Inc *	8,393	161,313
Hingham Institution for Savings	218	26,116
Home BancShares Inc	1,813	73,463
HomeStreet Inc *	2,599	56,424
HomeTrust Bancshares Inc *	3,221	65,225

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-70

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Shares	Value
Horace Mann Educators Corp	7,081	$234,948
Horizon Bancorp	1,924	53,795
Houlihan Lokey Inc	1,452	38,057
Hudson Pacific Properties Inc REIT	12,740	358,504
IBERIABANK Corp	6,540	360,158
Impac Mortgage Holdings Inc *	113	2,034
Independence Holding Co	1,384	19,168
Independence Realty Trust Inc REIT	5,573	41,853
Independent Bank Corp MA	4,477	208,270
Independent Bank Corp MI	3,965	60,387
Independent Bank Group Inc	1,634	52,288
Infinity Property & Casualty Corp	1,923	158,128
InfraREIT Inc	3,802	70,337
Inland Real Estate Corp REIT	10,092	107,177
International Bancshares Corp	9,277	238,419
INTL. FCStone Inc *	1,883	63,005
Invesco Mortgage Capital Inc REIT	21,236	263,114
Investment Technology Group Inc	4,720	80,334
Investors Bancorp Inc	59,510	740,304
Investors Real Estate Trust REIT	21,146	146,965
iStar Inc REIT *	14,836	174,026
James River Group Holdings Ltd	1,869	62,686
Janus Capital Group Inc	23,079	325,183
KCG Holdings Inc ‘A’ *	5,139	63,261
Kearny Financial Corp	16,102	204,012
Kemper Corp	7,463	277,997
Kennedy-Wilson Holdings Inc	14,368	345,981
Kite Realty Group Trust REIT	14,325	371,447
Ladder Capital Corp REIT	6,485	80,544
Ladenburg Thalmann Financial Services Inc *	16,208	44,734
Lakeland Bancorp Inc	6,356	74,937
Lakeland Financial Corp	2,861	133,380
LaSalle Hotel Properties REIT	19,367	487,274
LegacyTexas Financial Group Inc	8,160	204,163
Lexington Realty Trust REIT	35,337	282,696
Live Oak Bancshares Inc	967	13,731
LTC Properties Inc REIT	5,705	246,114
Mack-Cali Realty Corp REIT	15,245	355,971
Maiden Holdings Ltd	7,732	115,284
MainSource Financial Group Inc	3,626	82,963
Marlin Business Services Corp	1,481	23,785
MB Financial Inc	12,842	415,696
MBIA Inc *	23,623	153,077
Medical Properties Trust Inc REIT	40,077	461,286
Mercantile Bank Corp	2,826	69,350
Merchants Bancshares Inc	800	25,192
Meridian Bancorp Inc	7,981	112,532
Meta Financial Group Inc	1,273	58,469
Metro Bancorp Inc	1,993	62,540
MGIC Investment Corp *	32,236	284,644
MidWestOne Financial Group Inc	1,340	40,749
Moelis & Co ‘A’	328	9,571
Monmouth Real Estate Investment Corp REIT	10,956	114,600
Monogram Residential Trust Inc REIT	28,602	279,156
National Bank Holdings Corp ‘A’	5,280	112,834
National Bankshares Inc	1,169	41,546
National Commerce Corp *	1,018	25,501
National General Holdings Corp	6,039	132,013
National Health Investors Inc REIT	4,237	257,906
National Interstate Corp	957	25,552
National Penn Bancshares Inc	23,967	295,513
National Storage Affiliates Trust REIT	223	3,820
National Western Life Group Inc ‘A’	384	96,745
Nationstar Mortgage Holdings Inc *	6,758	90,354
NBT Bancorp Inc	7,556	210,661
Nelnet Inc ‘A’	4,094	137,436
New Residential Investment Corp REIT	39,534	480,733
New Senior Investment Group Inc REIT	15,183	149,704
New York Mortgage Trust Inc REIT	18,871	100,582

	Shares	Value
New York REIT Inc	27,868	$320,482
NewBridge Bancorp	6,040	73,567
NewStar Financial Inc *	4,161	37,366
NexPoint Residential Trust Inc REIT	3,308	43,302
NMI Holdings Inc ‘A’ *	8,423	57,024
Northfield Bancorp Inc	7,937	126,357
Northwest Bancshares Inc	17,430	233,388
OceanFirst Financial Corp	2,268	45,428
Ocwen Financial Corp *	18,138	126,422
OFG Bancorp	7,567	55,390
Old National Bancorp	20,090	272,420
Old Second Bancorp Inc *	4,857	38,079
One Liberty Properties Inc REIT	2,114	45,366
OneBeacon Insurance Group Ltd ‘A’	3,983	49,429
Oppenheimer Holdings Inc ‘A’	1,771	30,780
Opus Bank	1,752	64,771
Orchid Island Capital Inc REIT	3,828	38,012
Oritani Financial Corp	7,457	123,041
Pacific Continental Corp	3,273	48,702
Pacific Premier Bancorp Inc *	3,628	77,095
Park National Corp	2,234	202,132
Park Sterling Corp	7,563	55,361
Parkway Properties Inc REIT	14,617	228,464
Peapack Gladstone Financial Corp	2,624	54,107
Pebblebrook Hotel Trust REIT	12,337	345,683
Penns Woods Bancorp Inc	810	34,393
Pennsylvania REIT	11,908	260,428
PennyMac Financial Services Inc ‘A’ *	727	11,167
PennyMac Mortgage Investment Trust REIT	8,472	129,283
People’s Utah Bancorp	508	8,743
Peoples Bancorp Inc	3,099	58,385
Peoples Financial Services Corp	1,271	48,400
PHH Corp *	8,603	139,369
Physicians Realty Trust REIT	14,891	251,062
PICO Holdings Inc *	3,944	40,702
Pinnacle Financial Partners Inc	5,671	291,263
Piper Jaffray Cos *	2,642	106,737
Potlatch Corp REIT	1,898	57,396
Preferred Apartment Communities Inc ‘A’ REIT	3,813	49,874
Preferred Bank	1,951	64,422
Primerica Inc	8,316	392,765
PrivateBancorp Inc	13,425	550,694
Prosperity Bancshares Inc	11,980	573,363
Provident Financial Services Inc	11,278	227,252
PS Business Parks Inc REIT	2,966	259,317
QCR Holdings Inc	2,004	48,677
QTS Realty Trust Inc ‘A’ REIT	279	12,586
Radian Group Inc	32,852	439,888
RAIT Financial Trust REIT	14,683	39,644
Ramco-Gershenson Properties Trust REIT	13,655	226,810
RCS Capital Corp ‘A’ *	7,494	2,282
RE/MAX Holdings Inc ‘A’	2,068	77,136
Redwood Trust Inc REIT	14,617	192,944
Regional Management Corp *	1,654	25,587
Renasant Corp	6,404	220,362
Republic Bancorp Inc ‘A’	1,662	43,893
Resource America Inc ‘A’	2,193	13,443
Resource Capital Corp REIT	5,516	70,384
Retail Opportunity Investments Corp REIT	16,939	303,208
Rexford Industrial Realty Inc REIT	9,597	157,007
RLI Corp	7,248	447,564
RLJ Lodging Trust REIT	14,397	311,407
Rouse Properties Inc REIT	6,157	89,646
S&T Bancorp Inc	5,969	183,965
Sabra Health Care REIT Inc	9,579	193,783
Safeguard Scientifics Inc *	3,503	50,829
Safety Insurance Group Inc	2,539	143,149
Sandy Spring Bancorp Inc	4,269	115,092
Saul Centers Inc REIT	218	11,177
Seacoast Banking Corp of Florida *	3,997	59,875

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-71

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Shares	Value
Select Income REIT	10,678	$211,638
Selective Insurance Group Inc	9,559	320,991
ServisFirst Bancshares Inc	3,810	181,089
Sierra Bancorp	1,916	33,817
Silver Bay Realty Trust Corp REIT	6,100	95,526
Simmons First National Corp ‘A’	5,104	262,141
South State Corp	3,909	281,253
Southside Bancshares Inc	4,300	103,286
Southwest Bancorp Inc	3,182	55,621
Sovran Self Storage Inc REIT	787	84,453
STAG Industrial Inc REIT	11,243	207,433
Starwood Waypoint Residential Trust REIT	6,480	146,707
State Auto Financial Corp	2,499	51,454
State Bank Financial Corp	6,058	127,400
State National Cos Inc	4,879	47,863
Sterling Bancorp	20,541	333,175
Stewart Information Services Corp	3,769	140,697
Stifel Financial Corp *	11,626	492,477
Stock Yards Bancorp Inc	2,567	97,007
Stonegate Bank	1,875	61,613
Stonegate Mortgage Corp *	1,855	10,110
STORE Capital Corp REIT	6,868	159,338
Suffolk Bancorp	1,971	55,878
Summit Hotel Properties Inc REIT	14,980	179,011
Sun Bancorp Inc *	1,523	31,435
Sun Communities Inc REIT	7,235	495,815
Sunstone Hotel Investors Inc REIT	35,754	446,567
Symetra Financial Corp	12,831	407,641
Talmer Bancorp Inc ‘A’	8,776	158,933
Tejon Ranch Co *	2,341	44,830
Terreno Realty Corp REIT	7,428	168,021
Territorial Bancorp Inc	1,461	40,528
Texas Capital Bancshares Inc *	7,279	359,728
The Bancorp Inc *	5,718	36,424
The First of Long Island Corp	2,052	61,560
The GEO Group Inc REIT	12,795	369,903
The JG Wentworth Co ‘A’ *	2,236	4,025
The Navigators Group Inc *	1,829	156,910
The RMR Group Inc ‘A’ *	1,190	17,148
The St Joe Co *	8,906	164,850
Third Point Reinsurance Ltd * (Bermuda)	13,638	182,886
Tiptree Financial Inc ‘A’	4,809	29,527
Tompkins Financial Corp	2,573	144,500
Towne Bank	7,788	162,536
TriCo Bancshares	3,939	108,086
TriState Capital Holdings Inc *	3,657	51,161
Triumph Bancorp Inc *	2,646	43,659
TrustCo Bank Corp NY	16,005	98,271
Trustmark Corp	11,598	267,218
UMB Financial Corp	6,733	313,421
UMH Properties Inc REIT	3,875	39,215
Umpqua Holdings Corp	37,710	599,589
Union Bankshares Corp	7,754	195,711
United Bankshares Inc	11,856	438,553
United Community Banks Inc	9,160	178,528
United Community Financial Corp	8,486	50,067
United Development Funding IV REIT	5,273	58,003
United Financial Bancorp Inc	6,808	87,687
United Fire Group Inc	3,483	133,434
United Insurance Holdings Corp	2,964	50,684
Univest Corp of Pennsylvania	3,307	68,984
Urstadt Biddle Properties Inc ‘A’ REIT	3,434	66,070
Valley National Bancorp	39,811	392,138
Virtus Investment Partners Inc	1,121	131,673
Walker & Dunlop Inc *	2,267	65,312
Walter Investment Management Corp *	6,552	93,169
Washington REIT	11,684	316,169
Washington Federal Inc	16,215	386,403
Washington Trust Bancorp Inc	2,573	101,685
Waterstone Financial Inc	4,513	63,633
Webster Financial Corp	15,509	576,780

	Shares	Value
WesBanco Inc	6,603	$198,222
West Bancorp Inc	2,677	52,871
Westamerica Bancorp	4,404	205,887
Western Alliance Bancorp *	7,156	256,614
Western Asset Mortgage Capital Corp REIT	7,514	76,793
Whitestone REIT	4,647	55,810
Wilshire Bancorp Inc	12,160	140,448
Wintrust Financial Corp	8,100	393,012
World Acceptance Corp *	488	18,105
WSFS Financial Corp	5,002	161,865
Xenia Hotels & Resorts Inc REIT	19,146	293,508
Yadkin Financial Corp	4,358	109,691

		62,324,721

Health Care - 4.5%

ACADIA Pharmaceuticals Inc *	1,075	38,324
Aceto Corp	580	15,648
Aclaris Therapeutics Inc *	158	4,257
Acorda Therapeutics Inc *	693	29,647
Adamas Pharmaceuticals Inc *	1,777	50,325
Addus HomeCare Corp *	1,024	23,839
Affymetrix Inc *	9,397	94,816
Agenus Inc *	2,233	10,138
Aimmune Therapeutics Inc *	192	3,542
Akebia Therapeutics Inc *	4,361	56,344
Alliance HealthCare Services Inc *	517	4,746
Almost Family Inc *	1,233	47,138
Amedisys Inc *	998	39,241
Amphastar Pharmaceuticals Inc *	1,844	26,240
Amsurg Corp *	6,956	528,656
Analogic Corp	1,943	160,492
AngioDynamics Inc *	4,281	51,971
Anika Therapeutics Inc *	586	22,362
Aratana Therapeutics Inc *	409	2,282
Array BioPharma Inc *	4,560	19,243
Arrowhead Research Corp *	4,434	27,269
Assembly Biosciences Inc *	115	864
AtriCure Inc *	1,146	25,716
Axovant Sciences Ltd *	260	4,688
BioCryst Pharmaceuticals Inc *	2,332	24,066
BioScrip Inc *	12,078	21,136
Calithera Biosciences Inc *	1,620	12,409
Cardiovascular Systems Inc *	237	3,583
Celldex Therapeutics Inc *	1,555	24,382
Cerus Corp *	2,731	17,260
Chiasma Inc *	166	3,249
ConforMIS Inc *	450	7,781
CONMED Corp	4,737	208,665
Cross Country Healthcare Inc *	2,062	33,796
CryoLife Inc	4,385	47,270
Cutera Inc *	816	10,437
Cynosure Inc ‘A’ *	287	12,820
Cytokinetics Inc *	2,820	29,497
CytomX Therapeutics Inc *	203	4,237
Dermira Inc *	1,748	60,498
Edge Therapeutics Inc *	252	3,150
Emergent BioSolutions Inc *	1,524	60,975
Endocyte Inc *	6,377	25,572
Entellus Medical Inc *	135	2,276
Evolent Health Inc ‘A’ *	716	8,671
Exactech Inc *	1,744	31,654
Five Star Quality Care Inc *	7,587	24,127
Genesis Healthcare Inc *	3,087	10,712
Geron Corp *	1,412	6,834
Glaukos Corp *	171	4,222
Global Blood Therapeutics Inc *	119	3,847
Greatbatch Inc *	4,370	229,425
Haemonetics Corp *	4,658	150,174
Halyard Health Inc *	8,011	267,648
Hanger Inc *	6,117	100,625
Harvard Bioscience Inc *	5,487	19,040

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-72

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Shares	Value
Healthways Inc *	5,241	$67,452
ICU Medical Inc *	876	98,795
Idera Pharmaceuticals Inc *	981	3,031
Ignyta Inc *	1,317	17,648
Immunomedics Inc *	1,294	3,973
Inovio Pharmaceuticals Inc *	1,130	7,594
Integra LifeSciences Holdings Corp *	2,712	183,819
Invacare Corp	5,443	94,654
Kindred Healthcare Inc	14,369	171,135
LeMaitre Vascular Inc	1,330	22,942
Lexicon Pharmaceuticals Inc *	4,209	56,022
LHC Group Inc *	2,118	95,924
LivaNova PLC *	2,302	136,670
Loxo Oncology Inc *	1,569	44,638
Luminex Corp *	6,928	148,190
Magellan Health Inc *	4,275	263,596
MedAssets Inc *	665	20,575
Meridian Bioscience Inc	1,162	23,844
Merit Medical Systems Inc *	7,577	140,856
Merrimack Pharmaceuticals Inc *	908	7,173
NantKwest Inc *	190	3,293
Natera Inc *	452	4,882
National HealthCare Corp	1,713	105,692
National Research Corp ‘A’	234	3,753
Navidea Biopharmaceuticals Inc *	4,771	6,345
Novocure Ltd *	280	6,261
Ocata Therapeutics Inc *	741	6,239
Omeros Corp *	386	6,072
OraSure Technologies Inc *	8,916	57,419
Orthofix International NV *	3,224	126,413
Osiris Therapeutics Inc	277	2,875
Owens & Minor Inc	10,795	388,404
Oxford Immunotec Global PLC *	114	1,311
PDL BioPharma Inc	28,779	101,878
Penumbra Inc *	150	8,071
Peregrine Pharmaceuticals Inc *	1,649	1,929
PharMerica Corp *	5,217	182,595
Quidel Corp *	2,883	61,120
REGENXBIO Inc *	199	3,303
Rigel Pharmaceuticals Inc *	3,015	9,135
Rockwell Medical Inc *	819	8,387
RTI Surgical Inc *	1,595	6,332
SeaSpine Holdings Corp *	704	12,095
Select Medical Holdings Corp	1,252	14,911
Seres Therapeutics Inc *	165	5,790
Spectrum Pharmaceuticals Inc *	8,391	50,598
Stemline Therapeutics Inc *	2,163	13,649
Surgery Partners Inc *	1,152	23,604
Surgical Care Affiliates Inc *	248	9,873
SurModics Inc *	1,822	36,932
Teladoc Inc *	473	8,495
The Ensign Group Inc	564	12,763
The Medicines Co *	10,215	381,428
Theravance Biopharma Inc * (Cayman)	4,967	81,409
Theravance Inc	1,809	19,067
Threshold Pharmaceuticals Inc *	422	203
Tokai Pharmaceuticals Inc *	814	7,098
TransEnterix Inc *	7,128	17,677
Triple-S Management Corp ‘B’ *	4,205	100,542
Trupanion Inc *	450	4,392
Unilife Corp *	2,940	1,456
Universal American Corp	8,385	58,695
Vanda Pharmaceuticals Inc *	1,453	13,527
Verastem Inc *	4,211	7,832
Versartis Inc *	3,705	45,905
Vocera Communications Inc *	1,600	19,520
Voyager Therapeutics Inc *	184	4,030
Wright Medical Group NV *	7,382	178,497
XOMA Corp *	2,771	3,685

		6,601,739

	Shares	Value
Industrials - 11.3%

AAR Corp	6,108	$160,579
ABM Industries Inc	9,589	272,999
Acacia Research Corp	8,811	37,799
ACCO Brands Corp *	18,980	135,327
Accuride Corp *	501	832
Actuant Corp ‘A’	10,260	245,830
Aegion Corp *	6,327	122,174
Aerojet Rocketdyne Holdings Inc *	5,594	87,602
Aerovironment Inc *	3,330	98,135
Air Transport Services Group Inc *	8,869	89,400
Aircastle Ltd	10,700	223,523
Alamo Group Inc	1,622	84,506
Albany International Corp ‘A’	4,185	152,962
Altra Industrial Motion Corp	902	22,622
Ameresco Inc ‘A’ *	3,534	22,088
American Railcar Industries Inc	1,135	52,528
American Science & Engineering Inc	1,260	52,139
Applied Industrial Technologies Inc	4,164	168,600
ArcBest Corp	2,944	62,972
Argan Inc	244	7,906
Astec Industries Inc	3,193	129,955
Atlas Air Worldwide Holdings Inc *	4,308	178,093
Barnes Group Inc	9,365	331,427
Beacon Roofing Supply Inc *	6,372	262,399
Brady Corp ‘A’	8,230	189,125
Briggs & Stratton Corp	7,714	133,452
CAI International Inc *	3,207	32,327
Casella Waste Systems Inc ‘A’ *	5,378	32,160
CBIZ Inc *	8,541	84,214
CDI Corp	2,244	15,169
CECO Environmental Corp	4,141	31,803
Celadon Group Inc	1,442	14,261
Chart Industries Inc *	5,204	93,464
CIRCOR International Inc	2,921	123,120
Civeo Corp *	18,085	25,681
CLARCOR Inc	524	26,032
Columbus McKinnon Corp	3,374	63,769
Comfort Systems USA Inc	362	10,288
Covenant Transportation Group Inc ‘A’ *	86	1,625
CRA International Inc *	1,576	29,392
Cubic Corp	3,729	176,195
Curtiss-Wright Corp	7,654	524,299
Deluxe Corp	3,864	210,743
DigitalGlobe Inc *	12,481	195,452
Douglas Dynamics Inc	2,836	59,755
Ducommun Inc *	2,010	32,602
DXP Enterprises Inc *	1,567	35,728
Eagle Bulk Shipping Inc *	3,315	11,669
EMCOR Group Inc	10,685	513,307
Encore Wire Corp	790	29,301
EnerSys	5,564	311,195
Engility Holdings Inc	3,015	97,927
Ennis Inc	4,321	83,179
EnPro Industries Inc	1,555	68,171
ESCO Technologies Inc	4,500	162,630
Essendant Inc	6,595	214,403
Esterline Technologies Corp *	5,054	409,374
Exponent Inc	272	13,586
Federal Signal Corp	10,754	170,451
Franklin Covey Co *	1,830	30,634
Franklin Electric Co Inc	649	17,542
FreightCar America Inc	1,078	20,946
FTI Consulting Inc *	6,607	228,999
FuelCell Energy Inc *	2,461	12,207
Furmanite Corp *	781	5,201
G&K Services Inc ‘A’	925	58,182
General Cable Corp	637	8,555
Gibraltar Industries Inc *	5,314	135,188
Global Brass & Copper Holdings Inc	347	7,391

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-73

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Shares	Value
Golden Ocean Group Ltd * (Norway)	10,750	$11,503
Graham Corp	1,674	28,157
Granite Construction Inc	6,732	288,870
Great Lakes Dredge & Dock Corp *	9,875	39,105
Griffon Corp	4,167	74,173
HC2 Holdings Inc *	2,036	10,770
Heidrick & Struggles International Inc	2,921	79,510
Heritage-Crystal Clean Inc *	1,898	20,119
Hill International Inc *	6,300	24,444
Hub Group Inc ‘A’ *	563	18,551
Hurco Cos Inc	1,114	29,588
Huron Consulting Group Inc *	3,520	209,088
Hyster-Yale Materials Handling Inc	1,150	60,317
ICF International Inc *	3,428	121,900
InnerWorkings Inc *	3,830	28,725
Insteel Industries Inc	295	6,171
Kadant Inc	1,550	62,945
Kaman Corp	4,294	175,238
Kelly Services Inc ‘A’	5,007	80,863
Kimball International Inc ‘B’	3,578	34,957
KLX Inc *	9,056	278,834
Korn/Ferry International	3,950	131,061
Kratos Defense & Security Solutions Inc *	7,641	31,328
Lawson Products Inc *	305	7,122
LB Foster Co ‘A’	1,692	23,113
Lindsay Corp	298	21,575
LSI Industries Inc	3,607	43,969
Lydall Inc *	1,905	67,589
Marten Transport Ltd	3,587	63,490
MasTec Inc *	11,476	199,453
Matson Inc	606	25,834
Matthews International Corp ‘A’	5,342	285,530
McGrath RentCorp	4,160	104,790
Meritor Inc *	7,281	60,796
Milacron Holdings Corp *	1,518	18,990
Miller Industries Inc	1,712	37,287
Mistras Group Inc *	1,296	24,741
Mobile Mini Inc	7,119	221,614
Moog Inc ‘A’ *	5,718	346,511
MRC Global Inc *	17,768	229,207
MSA Safety Inc	1,776	77,203
Mueller Industries Inc	3,102	84,064
MYR Group Inc *	3,526	72,671
National Presto Industries Inc	814	67,448
Navigant Consulting Inc *	8,412	135,097
Navios Maritime Holdings Inc (Monaco)	14,180	24,815
Navistar International Corp *	8,149	72,037
Neff Corp ‘A’ *	1,103	8,449
NL Industries Inc *	1,177	3,578
Northwest Pipe Co *	1,685	18,855
Orion Marine Group Inc *	5,469	22,806
Pendrell Corp *	27,167	13,613
Plug Power Inc *	12,177	25,693
Powell Industries Inc	1,548	40,294
PowerSecure International Inc *	3,198	48,130
Preformed Line Products Co	472	19,871
Primoris Services Corp	2,035	44,831
Quad/Graphics Inc	4,926	45,812
Quanex Building Products Corp	5,359	111,735
Radiant Logistics Inc *	200	686
Raven Industries Inc	5,586	87,142
Republic Airways Holdings Inc *	8,448	33,201
Resources Connection Inc	5,440	88,890
Roadrunner Transportation Systems Inc *	2,993	28,224
RPX Corp *	8,337	91,707
Rush Enterprises Inc ‘A’ *	6,126	134,098
Safe Bulkers Inc (Greece)	5,660	4,585
Scorpio Bulkers Inc *	4,675	46,237
Simpson Manufacturing Co Inc	6,619	226,039
SkyWest Inc	8,827	167,890
SP Plus Corp *	156	3,728

	Shares	Value
Sparton Corp *	702	$14,033
Standex International Corp	596	49,557
Sunrun Inc *	2,579	30,355
TAL International Group Inc *	5,823	92,586
Teledyne Technologies Inc *	4,491	398,352
Tennant Co	197	11,083
Tetra Tech Inc	10,313	268,344
Textainer Group Holdings Ltd	3,806	53,703
The ExOne Co *	1,678	16,847
The Gorman-Rupp Co	2,463	65,836
The KEYW Holding Corp *	6,001	36,126
Thermon Group Holdings Inc *	4,679	79,169
Titan International Inc	7,056	27,801
Titan Machinery Inc *	2,779	30,374
TRC Cos Inc *	2,906	26,881
TriMas Corp *	7,334	136,779
TriNet Group Inc *	667	12,906
Tutor Perini Corp *	6,511	108,994
Twin Disc Inc	1,389	14,612
Ultrapetrol Bahamas Ltd * (Bahamas)	3,597	378
UniFirst Corp	2,543	264,981
Univar Inc *	3,583	60,947
Universal Forest Products Inc	3,437	234,988
Universal Truckload Services Inc	410	5,756
USA Truck Inc *	1,074	18,741
UTi Worldwide Inc *	15,517	109,085
Vectrus Inc *	161	3,363
Veritiv Corp *	1,412	51,143
Viad Corp	3,539	99,906
Vicor Corp *	345	3,146
Virgin America Inc *	251	9,039
Volt Information Sciences Inc *	577	4,697
VSE Corp	720	44,770
Watts Water Technologies Inc ‘A’	4,833	240,055
Werner Enterprises Inc	5,815	136,013
Wesco Aircraft Holdings Inc *	10,667	127,684
West Corp	7,807	168,397
Woodward Inc	3,466	172,122
XPO Logistics Inc *	2,129	58,015
YRC Worldwide Inc *	4,432	62,846

		16,580,758

Information Technology - 10.5%

6D Global Technologies Inc * +	1,523	4,432
Actua Corp *	6,865	78,604
Acxiom Corp *	13,450	281,374
ADTRAN Inc	8,676	149,401
Advanced Energy Industries Inc *	3,243	91,550
Advanced Micro Devices Inc *	60,238	172,883
Agilysys Inc *	2,767	27,642
Alarm.com Holdings Inc *	290	4,837
Alpha & Omega Semiconductor Ltd *	3,288	30,217
Amber Road Inc *	177	901
American Software Inc ‘A’	3,406	34,673
Amkor Technology Inc *	17,123	104,108
Anixter International Inc *	4,903	296,092
Appfolio Inc ‘A’ *	191	2,789
Applied Micro Circuits Corp *	9,944	63,343
Applied Optoelectronics Inc *	594	10,193
Avid Technology Inc *	2,297	16,745
AVX Corp	7,825	94,996
Axcelis Technologies Inc *	19,084	49,428
Bankrate Inc *	11,541	153,495
Bazaarvoice Inc *	5,574	24,414
Bel Fuse Inc ‘B’	1,691	29,237
Benchmark Electronics Inc *	9,038	186,816
Black Box Corp	2,452	23,368
Blucora Inc *	6,931	67,924
Bottomline Technologies de Inc *	1,067	31,722
Brightcove Inc *	279	1,730
Brooks Automation Inc	11,624	124,144

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-74

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Shares	Value
Cabot Microelectronics Corp *	684	$29,946
CACI International Inc ‘A’ *	4,162	386,150
Calix Inc *	7,545	59,379
Care.com Inc *	2,581	18,480
Cascade Microtech Inc *	468	7,605
Cass Information Systems Inc	896	46,108
CEVA Inc *	1,771	41,371
Checkpoint Systems Inc	7,228	45,320
Ciber Inc *	13,847	48,603
Coherent Inc *	3,731	242,925
Cohu Inc	4,473	53,989
Comtech Telecommunications Corp	2,742	55,087
Control4 Corp *	3,693	26,848
Convergys Corp	17,005	423,254
CPI Card Group Inc *	809	8,624
CTS Corp	5,574	98,325
Daktronics Inc	5,236	45,658
Datalink Corp *	3,508	23,854
DHI Group Inc *	5,097	46,740
Digi International Inc *	4,276	48,661
Digimarc Corp *	84	3,067
Digital Turbine Inc *	527	701
Diodes Inc *	6,454	148,313
DSP Group Inc *	3,720	35,117
DTS Inc *	327	7,384
Electro Rent Corp	2,690	24,748
EMCORE Corp *	2,947	18,065
EnerNOC Inc *	4,711	18,137
Entegris Inc *	10,020	132,965
Epiq Systems Inc	3,475	45,418
ePlus Inc *	913	85,146
Everi Holdings Inc *	11,265	49,453
Everyday Health Inc *	310	1,866
Exar Corp *	5,384	33,004
ExlService Holdings Inc *	492	22,106
Extreme Networks Inc *	15,730	64,178
Fabrinet * (Thailand)	5,993	142,753
Fairchild Semiconductor International Inc *	19,927	412,688
FARO Technologies Inc *	2,268	66,951
Finisar Corp *	17,871	259,844
FormFactor Inc *	5,289	47,601
Glu Mobile Inc *	10,417	25,313
GSI Group Inc *	5,776	78,669
Harmonic Inc *	12,519	50,952
II-VI Inc *	9,019	167,393
Imation Corp *	5,192	7,113
Insight Enterprises Inc *	6,639	166,772
Instructure Inc *	656	13,658
InterDigital Inc	631	30,944
Intersil Corp ‘A’	22,534	287,534
Intralinks Holdings Inc *	3,013	27,328
Itron Inc *	6,625	239,693
Ixia *	990	12,306
IXYS Corp	4,202	53,071
Kimball Electronics Inc *	4,926	54,137
Knowles Corp *	15,044	200,537
Kopin Corp *	11,091	30,168
KVH Industries Inc *	533	5,021
Lattice Semiconductor Corp *	14,817	95,866
Limelight Networks Inc *	11,852	17,304
Liquidity Services Inc *	3,950	25,675
Littelfuse Inc	514	55,003
ManTech International Corp ‘A’	4,266	129,004
Marchex Inc ‘B’	5,742	22,336
Marin Software Inc *	4,589	16,429
Mentor Graphics Corp	17,175	316,364
Mercury Systems Inc *	5,912	108,544
MINDBODY Inc ‘A’ *	255	3,858
MKS Instruments Inc	9,147	329,292
ModusLink Global Solutions Inc *	5,864	14,543

	Shares	Value
MoneyGram International Inc *	5,046	$31,638
Monster Worldwide Inc *	15,343	87,915
Multi-Fineline Electronix Inc *	1,523	31,496
Nanometrics Inc *	4,029	60,999
NeoPhotonics Corp *	4,691	50,944
NETGEAR Inc *	5,514	231,092
NetScout Systems Inc *	7,596	233,197
NeuStar Inc ‘A’ *	651	15,605
Newport Corp *	4,494	71,320
Novatel Wireless Inc *	584	975
NVE Corp	447	25,112
Oclaro Inc *	16,634	57,886
OmniVision Technologies Inc *	9,954	288,865
OSI Systems Inc *	2,521	223,512
Park City Group Inc *	109	1,298
Park Electrochemical Corp	3,432	51,686
PC Connection Inc	1,784	40,390
PDF Solutions Inc *	382	4,141
Perficient Inc *	2,125	36,380
PFSweb Inc *	140	1,802
Photronics Inc *	11,400	141,930
Plexus Corp *	3,615	126,236
PMC-Sierra Inc *	19,544	227,101
Polycom Inc *	23,171	291,723
Power Integrations Inc	1,648	80,142
Progress Software Corp *	8,732	209,568
Pure Storage Inc ‘A’ *	1,838	28,618
QAD Inc ‘A’	1,278	26,225
QLogic Corp *	15,001	183,012
Quantum Corp *	35,311	32,839
QuinStreet Inc *	6,053	25,967
Rapid7 Inc *	419	6,340
RealNetworks Inc *	3,502	14,884
Reis Inc	606	14,380
RetailMeNot Inc *	6,170	61,206
Rocket Fuel Inc *	4,056	14,155
Rofin-Sinar Technologies Inc *	4,213	112,824
Rogers Corp *	2,161	111,443
Rovi Corp *	14,314	238,471
Rudolph Technologies Inc *	4,557	64,801
Sanmina Corp *	13,461	277,027
Sapiens International Corp NV (Israel)	889	9,068
ScanSource Inc *	4,632	149,243
SciQuest Inc *	2,051	26,602
Seachange International Inc *	5,709	38,479
Semtech Corp *	7,585	143,508
ServiceSource International Inc *	4,333	19,975
ShoreTel Inc *	8,527	75,464
Sigma Designs Inc *	5,982	37,806
Silicon Laboratories Inc *	2,150	104,361
Silver Spring Networks Inc *	294	4,237
Sonus Networks Inc *	8,352	59,550
Stratasys Ltd *	8,810	206,859
Sykes Enterprises Inc *	6,749	207,734
SYNNEX Corp	4,912	441,736
Take-Two Interactive Software Inc *	7,005	244,054
Tech Data Corp *	6,270	416,203
TechTarget Inc *	2,501	20,083
TeleCommunication Systems Inc ‘A’ *	8,357	41,534
Telenav Inc *	4,794	27,278
TeleTech Holdings Inc	1,311	36,590
Tessera Technologies Inc	3,520	105,635
Travelport Worldwide Ltd	5,265	67,919
TTM Technologies Inc *	9,940	64,709
Ubiquiti Networks Inc *	288	9,127
Ultra Clean Holdings Inc *	5,426	27,781
Ultratech Inc *	4,648	92,123
Unisys Corp *	3,388	37,437
United Online Inc *	2,499	29,463
Veeco Instruments Inc *	6,984	143,591

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-75

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Shares	Value
Verint Systems Inc *	563	$22,835
ViaSat Inc *	1,070	65,281
Vishay Intertechnology Inc	23,266	280,355
Vishay Precision Group Inc *	2,176	24,632
Xactly Corp *	377	3,216
Xcerra Corp *	5,050	30,553

		15,268,483

Materials - 3.1%

A Schulman Inc	455	13,941
AK Steel Holding Corp *	30,066	67,348
American Vanguard Corp	4,293	60,145
Axiall Corp	12,137	186,910
Berry Plastics Group Inc *	8,265	299,028
Boise Cascade Co *	1,124	28,696
Calgon Carbon Corp	4,809	82,955
Carpenter Technology Corp	8,669	262,411
Century Aluminum Co *	8,622	38,109
Chase Corp	115	4,684
Cliffs Natural Resources Inc *	26,010	41,096
Coeur Mining Inc *	22,943	56,899
Commercial Metals Co	19,888	272,267
Flotek Industries Inc *	9,286	106,232
FutureFuel Corp	4,177	56,389
Greif Inc ‘A’	5,326	164,094
Handy & Harman Ltd *	347	7,117
Hawkins Inc	1,449	51,831
Haynes International Inc	1,956	71,766
Hecla Mining Co	64,154	121,251
Horsehead Holding Corp *	8,951	18,350
Innophos Holdings Inc	3,434	99,517
Innospec Inc	4,149	225,332
Intrepid Potash Inc *	9,762	28,798
Kaiser Aluminum Corp	1,952	163,304
Kraton Performance Polymers Inc *	5,330	88,531
Kronos Worldwide Inc	3,645	20,558
Louisiana-Pacific Corp *	2,004	36,092
LSB Industries Inc *	1,999	14,493
Materion Corp	3,518	98,504
Minerals Technologies Inc	368	16,876
Multi Packaging Solutions International Ltd *	1,179	20,456
Neenah Paper Inc	1,296	80,909
Olin Corp	15,750	271,845
Olympic Steel Inc	1,078	12,483
OMNOVA Solutions Inc *	3,334	20,437
PH Glatfelter Co	7,327	135,110
Quaker Chemical Corp	652	50,374
Rayonier Advanced Materials Inc	6,909	67,639
Real Industry Inc *	1,287	10,335
Ryerson Holding Corp *	1,520	7,098
Schnitzer Steel Industries Inc ‘A’	4,471	64,248
Schweitzer-Mauduit International Inc	4,319	181,355
Sensient Technologies Corp	2,838	178,283
Stepan Co	1,708	84,870
Stillwater Mining Co *	14,193	121,634
SunCoke Energy Inc	3,056	10,604
TimkenSteel Corp	6,792	56,917
Tredegar Corp	3,306	45,028
Tronox Ltd ‘A’	10,794	42,205
United States Lime & Minerals Inc	275	15,114
Valhi Inc	1,219	1,633
Wausau Paper Corp	566	5,790
Worthington Industries Inc	6,354	191,510

		4,479,401

Telecommunication Services - 0.9%

8x8 Inc *	9,890	113,240
Atlantic Tele-Network Inc	1,782	139,406
Boingo Wireless Inc *	2,996	19,833
Cincinnati Bell Inc *	36,366	130,918
Consolidated Communications Holdings Inc	2,947	61,740

	Shares	Value
Globalstar Inc *	82,267	$118,464
Hawaiian Telcom Holdco Inc *	2,059	51,187
IDT Corp ‘B’	2,446	28,520
inContact Inc *	985	9,397
Inteliquent Inc	3,318	58,961
Intelsat SA *	3,346	13,919
Iridium Communications Inc *	14,411	121,196
Lumos Networks Corp *	514	5,757
NTELOS Holdings Corp *	2,836	25,921
ORBCOMM Inc *	10,045	72,726
pdvWireless Inc *	778	21,395
Shenandoah Telecommunications Co	591	25,443
Spok Holdings Inc	3,727	68,279
Vonage Holdings Corp *	28,503	163,607
Windstream Holdings Inc	834	5,371

		1,255,280

Utilities - 7.2%

Abengoa Yield PLC (Spain)	8,543	164,794
ALLETE Inc	8,324	423,109
American States Water Co	5,898	247,421
Artesian Resources Corp ‘A’	1,336	37,007
Atlantic Power Corp	20,758	40,893
Avista Corp	10,632	376,054
Black Hills Corp	8,788	408,027
California Water Service Group	8,253	192,047
Chesapeake Utilities Corp	2,612	148,231
Cleco Corp	10,317	538,651
Connecticut Water Service Inc	1,863	70,813
Consolidated Water Co Ltd (Cayman)	2,418	29,596
Dynegy Inc *	20,874	279,712
El Paso Electric Co	6,907	265,920
Genie Energy Ltd ‘B’ *	1,650	18,398
IDACORP Inc	8,563	582,284
MGE Energy Inc	5,916	274,502
Middlesex Water Co	2,686	71,286
New Jersey Resources Corp	14,605	481,381
Northwest Natural Gas Co	4,681	236,905
NorthWestern Corp	8,022	435,193
NRG Yield Inc ‘A’	5,836	81,179
NRG Yield Inc ‘C’	10,579	156,146
ONE Gas Inc	8,950	449,021
Ormat Technologies Inc	3,647	133,006
Otter Tail Corp	6,458	171,977
Pattern Energy Group Inc	9,627	201,301
Piedmont Natural Gas Co Inc	13,432	765,893
PNM Resources Inc	13,599	415,721
Portland General Electric Co	15,151	551,042
SJW Corp	2,660	78,869
South Jersey Industries Inc	11,782	277,113
Southwest Gas Corp	7,991	440,784
Spark Energy Inc ‘A’	127	2,631
Talen Energy Corp *	14,102	87,855
TerraForm Global Inc ‘A’	5,543	30,985
The Empire District Electric Co	7,557	212,125
The Laclede Group Inc	7,385	438,743
The York Water Co	1,980	49,381
Unitil Corp	2,343	84,067
Vivint Solar Inc *	1,487	14,216
WGL Holdings Inc	8,472	533,651

		10,497,930

Total Common Stocks (Cost $147,373,683)		142,287,676

EXCHANGE-TRADED FUND - 0.7%

iShares Russell 2000 Value	12,070	1,110,561

Total Exchange-Traded Fund (Cost $1,148,958)		1,110,561

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-76

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
SHORT-TERM INVESTMENT - 1.5%

Repurchase Agreement - 1.5%

Fixed Income Clearing Corp 0.030% due 01/04/16 (Dated 12/31/15, repurchase price of $2,193,182; collateralized by Freddie Mac: 2.120% due 06/02/21 and value $2,240,000)	$2,193,174	$2,193,174

Total Short-Term Investment (Cost $2,193,174)		2,193,174

TOTAL INVESTMENTS - 99.7% (Cost $150,715,815)		145,605,657

OTHER ASSETS & LIABILITIES, NET - 0.3%		365,840

NET ASSETS - 100.0%		$145,971,497

Notes to Schedule of Investments

(a)	As of December 31, 2015, the fund’s composition as a percentage of net assets was as follows:

Financials	42.7%
Industrials	11.3%
Information Technology	10.5%
Consumer Discretionary	9.9%
Utilities	7.2%
Health Care	4.5%
Energy	4.2%
Consumer Staples	3.2%
Materials	3.1%
Others (each less than 3.0%)	3.1%

99.7%
Other Assets & Liabilities, Net	0.3%

100.0%

(b)	Investments with a total aggregate value of $18,678 or less than 0.1% of the fund’s net assets were valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or the Board of Trustees.

(c)	Open futures contracts outstanding as of December 31, 2015 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation (Depreciation)
Russell 2000 Mini Index (03/16)	22	($21,676)

(d)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2015:

		Total Value at December 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights (1)	$14,246	$-	$-	$14,246
	Common Stocks
	Consumer Discretionary	14,408,369	14,408,369	-	-
	Consumer Staples	4,672,818	4,672,818	-	-
	Energy	6,198,177	6,198,177	-	-
	Financials	62,324,721	62,324,721	-	-
	Health Care	6,601,739	6,601,739	-	-
	Industrials	16,580,758	16,580,758	-	-
	Information Technology	15,268,483	15,264,051	-	4,432
	Materials	4,479,401	4,479,401	-	-
	Telecommunication Services	1,255,280	1,255,280	-	-
	Utilities	10,497,930	10,497,930	-	-

		142,287,676	142,283,244	-	4,432

	Exchange-Traded Fund	1,110,561	1,110,561	-	-
	Short-Term Investment	2,193,174	-	2,193,174	-

	Total Assets	145,605,657	143,393,805	2,193,174	18,678

Liabilities	Derivatives:
	Equity Contracts
	Futures	(21,676)	(21,676)	-	-

	Total Liabilities	(21,676)	(21,676)	-	-

	Total	$145,583,981	$143,372,129	$2,193,174	$18,678

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-77

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments

December 31, 2015

	Shares	Value
RIGHTS - 0.0%

Brazil - 0.0%

Banco Bradesco SA (Common) Exp 02/05/16 *	709	$233
Banco Bradesco SA (Preferred) Exp 02/05/16 *	2,249	1,177

		1,410

Hong Kong - 0.0%

GCL-Poly Energy Holdings Ltd Exp 01/20/16 *	57,200	295

South Korea - 0.0%

BNK Financial Group Inc Exp 01/14/16 *	2,367	2,685

Total Rights (Cost $0)		4,390

PREFERRED STOCKS - 2.2%

Brazil - 2.0%

AES Tiete SA	2,800	10,179
Banco Bradesco SA	68,650	330,667
Braskem SA ADR	5,100	69,054
Centrais Eletricas Brasileiras SA ‘B’	18,000	46,413
Cia Brasileira de Distribuicao	6,144	64,667
Cia Brasileira de Distribuicao ADR	874	9,194
Cia Energetica de Minas Gerais	29,861	45,241
Gerdau SA	21,761	26,112
Gerdau SA ADR	16,019	19,223
Itau Unibanco Holding SA	100,701	658,037
Itau Unibanco Holding SA ADR	13,761	89,584
Lojas Americanas SA	32,528	158,891
Petroleo Brasileiro SA *	95,782	162,508
Petroleo Brasileiro SA ADR *	24,452	83,137
Suzano Papel e Celulose SA ‘A’	25,893	122,216
Telefonica Brasil SA	9,000	81,283
Ultrapar Participacoes SA ADR	2,899	44,210
Usinas Siderurgicas de Minas Gerais SA ‘A’	12,805	4,975
Vale SA	95,600	245,177

		2,270,768

Chile - 0.0%

Embotelladora Andina SA ‘B’	4,987	14,539
Sociedad Quimica y Minera de Chile SA ‘B’	1,005	19,097

		33,636

Colombia - 0.2%

Banco Davivienda SA	6,297	43,164
Bancolombia SA ADR	3,521	94,187
Grupo Aval Acciones y Valores SA	108,725	36,008
Grupo de Inversiones Suramericana SA	4,723	51,510

		224,869

Total Preferred Stocks (Cost $5,665,711)		2,529,273

COMMON STOCKS - 96.7%

Brazil - 4.6%

AES Tiete SA	1,400	5,090
Ambev SA	140,040	627,063
Ambev SA ADR	57,004	254,238
Banco Bradesco SA	21,644	111,256
Banco do Brasil SA	42,399	156,850

	Shares	Value
Banco Santander Brasil SA	21,600	$84,392
BB Seguridade Participacoes SA	25,409	155,386
BM&FBovespa SA	87,614	239,696
BRF SA	26,886	375,533
BRF SA ADR	4,948	68,381
CCR SA	45,272	142,629
CETIP SA - Mercados Organizados	7,800	73,664
Cia de Saneamento Basico do Estado de Sao Paulo	6,700	31,084
Cia de Saneamento Basico do Estado de Sao Paulo ADR	10,126	46,580
Cia Energetica de Minas Gerais	5,100	8,749
Cia Siderurgica Nacional SA	30,107	29,449
Cia Siderurgica Nacional SA ADR	8,700	8,490
Cielo SA	37,552	317,832
Cosan SA Industria e Comercio	7,176	45,456
CPFL Energia SA *	5,366	19,928
CPFL Energia SA ADR *	1,874	13,905
Embraer SA ADR	8,360	246,954
Fibria Celulose SA	5,500	70,339
Fibria Celulose SA ADR	8,890	112,814
Gerdau SA	1,800	1,573
Hypermarcas SA *	15,156	82,801
Itau Unibanco Holding SA	10,315	63,802
JBS SA	40,672	126,924
Klabin SA	25,082	147,994
Kroton Educacional SA	55,380	132,211
Localiza Rent a Car SA	9,935	62,057
Lojas Americanas SA	5,203	16,336
Lojas Renner SA	43,595	187,592
Natura Cosmeticos SA	8,421	49,661
Odontoprev SA	7,400	17,633
Oi SA ADR *	116	71
Petroleo Brasileiro SA *	80,739	173,871
Petroleo Brasileiro SA ADR *	13,494	58,024
Porto Seguro SA	9,600	69,644
Qualicorp SA	7,800	27,872
Raia Drogasil SA	10,700	95,633
Telefonica Brasil SA ADR	2,089	18,864
Tim Participacoes SA	51,700	88,030
TOTVS SA	5,028	39,208
Tractebel Energia SA	10,400	87,399
Ultrapar Participacoes SA	13,647	208,377
Vale SA	61,400	201,658
Vale SA ADR	8,537	28,087
WEG SA	20,195	76,067

		5,307,147

Chile - 1.5%

AES Gener SA	91,534	40,477
Aguas Andinas SA ‘A’	94,304	48,295
Banco de Chile	339,317	33,857
Banco de Chile ADR	716	42,538
Banco de Credito e Inversiones	2,003	75,163
Banco Santander Chile	1,503,744	66,436
Banco Santander Chile ADR	4,061	71,636
Cencosud SA	67,936	136,514
Cia Cervecerias Unidas SA	1,697	18,685
Cia Cervecerias Unidas SA ADR	2,000	43,320
Colbun SA	330,373	78,672
Corpbanca SA	8,315,556	65,140
E.CL SA	6,662	9,090
Empresa Nacional de Electricidad SA	31,355	38,723
Empresa Nacional de Electricidad SA ADR	3,841	142,347
Empresa Nacional de Telecomunicaciones SA	7,009	62,472
Empresas CMPC SA	59,371	127,102
Empresas COPEC SA	12,861	109,857
Enersis SA ADR	15,621	189,795
Inversiones Aguas Metropolitanas SA	15,078	21,242

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-78

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Shares	Value
Latam Airlines Group SA *	1,644	$8,725
Latam Airlines Group SA ADR *	10,513	56,665
Parque Arauco SA	747	1,176
SACI Falabella	18,532	117,757
Sigdo Koppers SA	8,610	10,210
Sociedad Quimica y Minera de Chile SA ADR	2,432	46,232
SONDA SA	17,471	30,866

		1,692,992

China - 14.2%

AAC Technologies Holdings Inc	18,000	117,024
Agricultural Bank of China Ltd ‘H’	463,000	187,900
Air China Ltd ‘H’	58,000	45,442
Alibaba Health Information Technology Ltd *	32,000	21,950
Aluminum Corp of China Ltd ‘H’ *	80,000	26,291
Angang Steel Co Ltd ‘H’	26,000	10,432
Anhui Conch Cement Co Ltd ‘H’	19,000	50,595
ANTA Sports Products Ltd	21,000	57,490
AviChina Industry & Technology Co Ltd ‘H’	35,000	27,258
Bank of China Ltd ‘H’	1,243,400	550,339
Bank of Communications Co Ltd ‘H’	132,925	92,908
BBMG Corp ‘H’	36,500	24,516
Beijing Capital International Airport Co Ltd ‘H’	48,000	51,565
Beijing Enterprises Holdings Ltd	9,500	57,193
Beijing Enterprises Water Group Ltd *	32,000	22,276
Belle International Holdings Ltd	160,000	118,680
Brilliance China Automotive Holdings Ltd	46,000	57,669
Byd Co Ltd ‘H’ *	8,500	46,242
China CITIC Bank Corp Ltd ‘H’ *	111,000	71,356
China Coal Energy Co Ltd ‘H’	58,000	22,130
China Communications Construction Co Ltd ‘H’	85,000	85,839
China Conch Venture Holdings Ltd	21,000	43,381
China Construction Bank Corp ‘H’	1,608,340	1,091,861
China Eastern Airlines Corp Ltd ‘H’ *	50,000	28,167
China Everbright Bank Co Ltd ‘H’	127,000	61,328
China Everbright International Ltd	63,000	80,361
China Galaxy Securities Co Ltd ‘H’	63,000	57,058
China Hongqiao Group Ltd	61,500	36,398
China Huishan Dairy Holdings Co Ltd	164,000	62,780
China International Marine Containers Group Co Ltd ‘H’	10,400	18,986
China Life Insurance Co Ltd ‘H’	97,000	312,052
China Longyuan Power Group Corp Ltd ‘H’	83,000	62,254
China Machinery Engineering Corp ‘H’	22,000	16,037
China Medical System Holdings Ltd	15,000	21,892
China Mengniu Dairy Co Ltd	40,000	64,686
China Merchants Bank Co Ltd ‘H’	84,800	198,341
China Merchants Holdings International Co Ltd	22,528	71,165
China Minsheng Banking Corp Ltd ‘H’	136,500	134,771
China Mobile Ltd	29,000	325,016
China Mobile Ltd ADR	18,350	1,033,655
China Molybdenum Co Ltd ‘H’	90,000	16,646
China National Building Material Co Ltd ‘H’	172,000	81,656
China Oilfield Services Ltd ‘H’	36,000	30,674
China Overseas Land & Investment Ltd	116,000	402,757
China Pacific Insurance Group Co Ltd ‘H’	42,200	173,103
China Petroleum & Chemical Corp ‘H’	478,400	287,130
China Power International Development Ltd	100,000	57,452
China Railway Construction Corp Ltd ‘H’	21,000	25,818
China Railway Group Ltd ‘H’	41,000	30,823
China Resources Beer Holdings Co Ltd	16,000	34,096
China Resources Gas Group Ltd	18,000	53,561
China Resources Land Ltd	52,444	151,259
China Resources Power Holdings Co Ltd	36,000	69,481
China Shenhua Energy Co Ltd ‘H’	65,500	101,759
China Shipping Development Co Ltd ‘H’	42,000	27,910

	Shares	Value
China Southern Airlines Co Ltd ‘H’	90,000	$68,942
China State Construction International Holdings Ltd	22,000	38,045
China Taiping Insurance Holdings Co Ltd *	40,634	124,535
China Telecom Corp Ltd ‘H’	100,000	46,575
China Telecom Corp Ltd ADR	1,644	76,364
China Unicom Hong Kong Ltd	352,000	426,847
China Unicom Hong Kong Ltd ADR	11,625	140,197
China Vanke Co Ltd ‘H’ +	53,200	157,196
Chongqing Rural Commercial Bank Co Ltd ‘H’	67,000	40,259
CITIC Ltd	205,000	360,721
CITIC Securities Co Ltd ‘H’	56,000	129,313
CNOOC Ltd	36,000	37,003
CNOOC Ltd ADR	3,621	377,960
COSCO Pacific Ltd	51,511	56,761
Country Garden Holdings Co Ltd	203,580	82,886
CRRC Corp Ltd ‘H’	40,000	49,015
CSPC Pharmaceutical Group Ltd	44,000	44,767
Datang International Power Generation Co Ltd ‘H’	64,000	19,353
Dongfeng Motor Group Co Ltd ‘H’	62,000	82,103
ENN Energy Holdings Ltd	22,000	116,622
Evergrande Real Estate Group Ltd	269,000	235,121
Fosun International Ltd	38,792	60,117
Geely Automobile Holdings Ltd	145,000	76,741
Great Wall Motor Co Ltd ‘H’	64,500	74,660
Guangdong Investment Ltd	62,000	87,672
Guangshen Railway Co Ltd ‘H’	24,000	11,907
Guangzhou R&F Properties Co Ltd ‘H’	40,000	48,877
Haitong Securities Co Ltd ‘H’	73,200	128,707
Hengan International Group Co Ltd	14,000	131,350
Huadian Power International Corp Ltd ‘H’	64,000	41,494
Huaneng Power International Inc ‘H’	80,000	68,591
Huaneng Renewables Corp Ltd ‘H’	44,000	13,079
Huishang Bank Corp Ltd ‘H’	40,000	18,085
Industrial & Commercial Bank of China Ltd ‘H’	1,678,045	1,005,051
Jiangsu Expressway Co Ltd ‘H’	46,000	61,952
Jiangxi Copper Co Ltd ‘H’	44,000	51,935
Kunlun Energy Co Ltd	158,000	139,362
Lenovo Group Ltd	196,000	197,506
Longfor Properties Co Ltd	53,500	79,359
Metallurgical Corp of China Ltd ‘H’	69,000	20,833
New China Life Insurance Co Ltd ‘H’	6,600	27,597
PetroChina Co Ltd ‘H’	396,000	260,470
PICC Property & Casualty Co Ltd ‘H’	70,894	139,557
Ping An Insurance Group Co of China Ltd ‘H’	119,000	653,823
Semiconductor Manufacturing International Corp *	32,000	3,248
Shanghai Electric Group Co Ltd ‘H’	46,000	24,395
Shanghai Fosun Pharmaceutical Group Co Ltd ‘H’	4,000	11,530
Shanghai Pharmaceuticals Holding Co Ltd ‘H’	13,800	29,655
Shenzhou International Group Holdings Ltd	6,000	34,323
Sihuan Pharmaceutical Holdings Group Ltd +	72,000	15,364
Sino-Ocean Land Holdings Ltd	144,036	91,537
Sinopec Oilfield Service Corp ‘H’ *	50,000	12,994
Sinopec Shanghai Petrochemical Co Ltd ‘H’ *	56,000	22,115
Sinopharm Group Co Ltd ‘H’	42,400	169,115
SOHO China Ltd	38,000	18,335
Tencent Holdings Ltd	106,200	2,071,755
The People’s Insurance Co Group of China Ltd ‘H’	257,000	124,836
Tingyi Cayman Islands Holding Corp	38,000	54,036
TravelSky Technology Ltd ‘H’	17,000	27,811

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-79

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Shares	Value
Tsingtao Brewery Co Ltd ‘H’	6,000	$27,014
Want Want China Holdings Ltd	131,000	96,898
Weichai Power Co Ltd ‘H’	14,400	15,805
Xinjiang Goldwind Science & Technology Co Ltd ‘H’	16,200	30,944
Yanzhou Coal Mining Co Ltd ‘H’	56,000	25,980
Zhejiang Expressway Co Ltd ‘H’	50,000	59,928
Zhuzhou CSR Times Electric Co Ltd ‘H’	8,000	46,092
Zijin Mining Group Co Ltd ‘H’	112,000	29,368
Zoomlion Heavy Industry Science & Technology Co Ltd ‘H’	36,800	13,607
ZTE Corp ‘H’	11,600	26,373

		16,201,777

Colombia - 0.5%

Almacenes Exito SA	8,809	37,467
Banco de Bogota SA	1,231	22,584
Bancolombia SA	10,505	69,159
Cementos Argos SA (BOG)	14,128	43,094
Cemex Latam Holdings SA *	2,662	8,641
Corp Financiera Colombiana SA	1,923	23,264
Ecopetrol SA	69,336	24,364
Ecopetrol SA ADR	6,782	47,542
Empresa de Energia de Bogota SA ESP	74,085	40,132
Grupo Argos SA	7,791	39,772
Grupo de Inversiones Suramericana SA	5,580	62,521
Grupo Nutresa SA	6,901	49,008
Interconexion Electrica SA ESP	22,633	52,597
Isagen SA ESP	35,196	37,374

		557,519

Cyprus - 0.0%

Globaltrans Investment PLC GDR *	371	1,691

Czech Republic - 0.2%

CEZ AS	6,513	116,214
Komercni banka AS	294	58,257
Unipetrol AS *	1,776	11,429

		185,900

Egypt - 0.2%

Commercial International Bank Egypt SAE GDR	37,835	162,740
Global Telecom Holding SAE GDR *	16,470	21,420

		184,160

Greece - 0.3%

Alpha Bank AE *	1,371	3,692
FF Group *	1,448	27,225
Hellenic Petroleum SA *	3,272	14,411
Hellenic Telecommunications Organization SA	8,164	81,815
JUMBO SA *	3,234	34,055
Motor Oil Hellas Corinth Refineries SA	181	1,954
Mytilineos Holdings SA *	3,748	14,932
National Bank of Greece SA *	4,233	1,574
OPAP SA	9,355	82,252
Piraeus Bank SA *	635	191
Public Power Corp SA	4,036	17,014
Titan Cement Co SA	1,910	36,454

		315,569

Hong Kong - 0.5%

Alibaba Pictures Group Ltd *	180,000	44,398
China Gas Holdings Ltd	48,000	69,066
China Overseas Property Holdings Ltd *	38,666	6,260
China Resources Cement Holdings Ltd	50,000	15,254
GCL-Poly Energy Holdings Ltd	286,000	42,350
Haier Electronics Group Co Ltd	29,000	58,395

	Shares	Value
Hanergy Thin Film Power Group Ltd * +	122,000	$3,386
New World China Land Ltd	76,000	60,850
Shimao Property Holdings Ltd	92,426	162,589
Sino Biopharmaceutical Ltd	114,000	103,052
Sun Art Retail Group Ltd	99,500	75,088

		640,688

Hungary - 0.3%

Magyar Telekom Telecommunications PLC *	23,891	33,390
MOL Hungarian Oil & Gas PLC	2,240	109,998
OTP Bank PLC	6,455	133,108
Richter Gedeon Nyrt	4,977	94,216

		370,712

India - 13.5%

ABB India Ltd	264	4,424
ACC Ltd	2,300	47,117
Adani Enterprises Ltd	9,742	12,201
Adani Ports & Special Economic Zone Ltd	28,247	110,654
Adani Power Ltd *	28,871	13,987
Adani Transmissions Ltd *	9,742	5,381
Aditya Birla Nuvo Ltd	3,615	118,133
Amara Raja Batteries Ltd	2,057	26,662
Ambuja Cements Ltd	31,540	96,364
Apollo Hospitals Enterprise Ltd	3,800	83,898
Ashok Leyland Ltd	56,797	75,017
Asian Paints Ltd	15,248	202,972
Aurobindo Pharma Ltd	9,376	123,584
Axis Bank Ltd	63,669	429,521
Bajaj Auto Ltd	4,412	168,120
Bajaj Finance Ltd	1,008	91,600
Bajaj Finserv Ltd	3,334	99,882
Bajaj Holdings & Investment Ltd	1,540	38,630
Bank of Baroda	23,285	54,726
Bharat Forge Ltd	6,522	87,399
Bharat Heavy Electricals Ltd	34,275	87,096
Bharat Petroleum Corp Ltd	5,627	75,681
Bharti Airtel Ltd	39,044	200,058
Blue Dart Express Ltd	164	16,767
Bosch Ltd	174	48,872
Britannia Industries Ltd	431	19,248
Cadila Healthcare Ltd	9,220	45,586
Cairn India Ltd	17,997	37,273
Canara Bank	3,000	10,492
Cipla Ltd	14,351	140,383
Colgate-Palmolive India Ltd	2,824	41,469
Container Corp of India Ltd	2,784	55,057
CRISIL Ltd	512	15,213
Cummins India Ltd	2,832	44,041
Dabur India Ltd	18,862	78,662
Divi’s Laboratories Ltd	4,904	85,240
DLF Ltd	33,548	58,233
Dr Reddy’s Laboratories Ltd	3,313	155,176
Dr Reddy’s Laboratories Ltd ADR	2,800	129,612
Eicher Motors Ltd	469	118,931
Emami Ltd	2,555	38,485
GAIL India Ltd	17,657	99,732
GAIL India Ltd GDR	280	9,403
GlaxoSmithKline Consumer Healthcare Ltd	576	55,748
GlaxoSmithKline Pharmaceuticals Ltd	313	15,661
Glenmark Pharmaceuticals Ltd	6,946	96,215
Godrej Consumer Products Ltd	5,182	103,196
Havells India Ltd	13,558	62,166
HCL Technologies Ltd	24,132	311,232
HDFC Bank Ltd	34,344	559,420
Hero MotoCorp Ltd	4,983	202,197
Hindalco Industries Ltd	42,940	54,552
Hindustan Petroleum Corp Ltd	6,486	81,739
Hindustan Unilever Ltd	32,504	423,462

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-80

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Shares	Value
Housing Development Finance Corp Ltd	20,858	$396,273
ICICI Bank Ltd	106,255	416,825
ICICI Bank Ltd ADR	4,159	32,565
IDBI Bank Ltd	13,230	17,663
Idea Cellular Ltd	89,649	194,000
IDFC Bank Ltd *	16,783	15,437
IDFC Ltd	16,783	12,177
Indiabulls Housing Finance Ltd	21,344	236,304
Indian Oil Corp Ltd	17,915	115,881
IndusInd Bank Ltd	13,165	191,942
Infosys Ltd	62,098	1,032,190
Infosys Ltd ADR	13,064	218,822
ITC Ltd	93,880	463,647
JSW Energy Ltd	26,629	33,979
JSW Steel Ltd	9,048	140,432
Kotak Mahindra Bank Ltd	8,850	95,932
Larsen & Toubro Ltd	10,420	199,842
LIC Housing Finance Ltd	16,127	123,562
Lupin Ltd	9,856	272,184
Mahindra & Mahindra Financial Services Ltd	540	1,969
Mahindra & Mahindra Ltd	20,299	388,668
Marico Ltd (XBSE)	6,095	20,804
Marico Ltd (XNSE)	6,095	20,804
Maruti Suzuki India Ltd	4,375	304,749
Max India Ltd	1,660	12,721
Motherson Sumi Systems Ltd	12,865	56,634
MRF Ltd	89	53,473
Nestle India Ltd	1,075	94,587
NHPC Ltd	64,839	20,580
NTPC Ltd	39,519	86,985
Oil & Natural Gas Corp Ltd	24,562	89,253
Oil India Ltd	4,590	26,479
Oracle Financial Services Software Ltd	841	47,385
Page Industries Ltd	208	41,969
Petronet LNG Ltd	9,572	36,880
Pidilite Industries Ltd	3,936	32,827
Power Finance Corp Ltd	21,463	64,949
Power Grid Corp of India Ltd	50,331	107,014
Procter & Gamble Hygiene & Health Care Ltd	285	24,220
Reliance Communications Ltd *	86,829	115,129
Reliance Industries Ltd	44,610	681,073
Reliance Industries Ltd GDR ~	780	23,807
Reliance Power Ltd	15,483	13,211
Rural Electrification Corp Ltd	18,773	63,946
Shree Cement Ltd	304	52,785
Shriram Transport Finance Co Ltd	3,395	43,910
Siemens Ltd	2,826	50,998
State Bank of India	63,541	214,169
Sun Pharmaceutical Industries Ltd	34,796	428,899
Sun TV Network Ltd	1,909	12,241
Tata Consultancy Services Ltd	21,054	772,689
Tata Global Beverages Ltd	2,671	5,873
Tata Motors Ltd *	38,680	227,456
Tata Motors Ltd ADR *	3,376	99,491
Tata Power Co Ltd	60,630	61,933
Tata Steel Ltd	19,553	76,181
Tech Mahindra Ltd	32,635	256,279
Titan Co Ltd	8,262	43,218
Torrent Pharmaceuticals Ltd	923	20,211
UltraTech Cement Ltd	1,600	67,026
United Breweries Ltd	2,860	40,838
United Spirits Ltd *	1,444	65,080
UPL Ltd	20,744	136,296
Vedanta Ltd	71,582	96,730
Vedanta Ltd ADR	5,064	28,156
Wipro Ltd	19,000	160,408
Wockhardt Ltd	2,044	46,929

	Shares	Value
Yes Bank Ltd	14,030	$152,813
Zee Entertainment Enterprises Ltd	27,851	183,394

		15,450,346

Indonesia - 3.3%

P.T. Adaro Energy Tbk	1,092,100	40,244
P.T. AKR Corporindo Tbk	36,600	18,947
P.T. Alam Sutera Realty Tbk	344,500	8,459
P.T. Astra Agro Lestari Tbk	26,500	30,228
P.T. Astra International Tbk	606,600	260,683
P.T. Bank Central Asia Tbk	382,100	365,288
P.T. Bank Danamon Indonesia Tbk	99,000	22,908
P.T. Bank Mandiri Persero Tbk	335,829	222,933
P.T. Bank Negara Indonesia Persero Tbk	282,100	100,900
P.T. Bank Pan Indonesia Tbk *	133,300	7,895
P.T. Bank Rakyat Indonesia Persero Tbk	465,300	380,325
P.T. Bank Tabungan Pensiunan Nasional Tbk *	16,500	2,863
P.T. Bumi Serpong Damai Tbk	255,000	32,726
P.T. Charoen Pokphand Indonesia Tbk	189,100	35,111
P.T. Ciputra Development Tbk	707,756	74,105
P.T. Global Mediacom Tbk	344,000	27,318
P.T. Gudang Garam Tbk	16,200	64,305
P.T. Indo Tambangraya Megah Tbk	28,700	11,841
P.T. Indocement Tunggal Prakarsa Tbk	64,400	102,744
P.T. Indofood CBP Sukses Makmur Tbk	48,000	46,600
P.T. Indofood Sukses Makmur Tbk	362,600	134,789
P.T. Indosat Tbk *	30,500	12,139
P.T. Jasa Marga Persero Tbk	97,200	36,601
P.T. Kalbe Farma Tbk	831,800	78,901
P.T. Lippo Karawaci Tbk	1,321,700	98,792
P.T. Matahari Department Store Tbk	106,000	133,836
P.T. Matahari Putra Prima Tbk	21,100	2,756
P.T. Mayora Indah Tbk	7,583	16,710
P.T. Media Nusantara Citra Tbk	280,100	37,164
P.T. MNC Investama Tbk	545,500	6,871
P.T. Pakuwon Jati Tbk	1,580,200	56,156
P.T. Pembangunan Perumahan Persero Tbk	112,800	31,433
P.T. Perusahaan Gas Negara Persero Tbk	400,600	79,233
P.T. Perusahaan Perkebunan London Sumatra Indonesia Tbk	110,700	10,471
P.T. Semen Indonesia Persero Tbk	183,500	149,679
P.T. Summarecon Agung Tbk	582,400	68,937
P.T. Surya Citra Media Tbk	211,400	47,364
P.T. Tambang Batubara Bukit Asam Persero Tbk	71,600	23,208
P.T. Telekomunikasi Indonesia Persero Tbk	572,300	128,508
P.T. Telekomunikasi Indonesia Persero Tbk ADR	5,480	243,312
P.T. Tower Bersama Infrastructure Tbk *	63,000	26,679
P.T. Trada Maritime Tbk *	392,600	1,424
P.T. Unilever Indonesia Tbk	65,200	173,926
P.T. United Tractors Tbk	178,796	217,268
P.T. Vale Indonesia Tbk	75,500	8,819
P.T. Waskita Karya Persero Tbk	106,000	12,704
P.T. XL Axiata Tbk *	190,400	50,199

		3,744,302

Malaysia - 4.4%

Aeon Co M Bhd	28,400	18,038
AFFIN Holdings Bhd	19,100	10,404
AirAsia Bhd	76,100	22,806
Alliance Financial Group Bhd	47,300	39,184
AMMB Holdings Bhd	120,700	127,140
Astro Malaysia Holdings Bhd	60,500	38,843
Axiata Group Bhd	97,698	145,658
Batu Kawan Bhd	4,200	17,119
Berjaya Sports Toto Bhd	43,798	31,122
BIMB Holdings Bhd	32,700	29,190

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-81

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Shares	Value
Boustead Holdings Bhd	3,300	$3,304
British American Tobacco Malaysia Bhd	3,400	44,377
Bumi Armada Bhd *	114,550	27,255
Bursa Malaysia Bhd	6,300	12,250
Cahya Mata Sarawak Bhd	15,700	18,741
Carlsberg Brewery Malaysia Bhd ‘B’	9,600	26,153
CIMB Group Holdings Bhd	249,606	263,104
Dialog Group Bhd	82,252	30,610
DiGi.Com Bhd	138,700	173,877
DRB-Hicom Bhd	28,100	8,118
Felda Global Ventures Holdings Bhd	82,200	32,654
Gamuda Bhd	52,800	57,271
Genting Bhd	126,000	214,688
Genting Malaysia Bhd	92,200	93,908
Genting Plantations Bhd	8,800	21,704
Guinness Anchor Bhd	2,300	7,083
HAP Seng Consolidated Bhd	26,700	40,247
Hartalega Holdings Bhd	44,800	61,928
Hong Leong Bank Bhd	33,872	105,819
Hong Leong Financial Group Bhd	22,236	72,068
IHH Healthcare Bhd	66,200	101,476
IJM Corp Bhd	128,900	101,441
IOI Corp Bhd	127,546	131,855
IOI Properties Group Bhd	43,425	22,740
Kuala Lumpur Kepong Bhd	19,600	104,325
Lafarge Malaysia Bhd	16,800	34,753
Malayan Banking Bhd	159,844	312,100
Malaysia Airports Holdings Bhd	50,000	65,219
Maxis Bhd	83,700	132,400
MISC Bhd	29,360	63,964
MMC Corp Bhd	75,100	34,275
Petronas Chemicals Group Bhd	109,300	184,967
Petronas Dagangan Bhd	10,900	63,105
Petronas Gas Bhd	21,000	111,001
PPB Group Bhd	22,000	81,295
Press Metal Bhd	28,400	13,796
Public Bank Bhd	105,270	453,611
QL Resources Bhd	28,600	28,560
RHB Capital Bhd	61,381	81,025
SapuraKencana Petroleum Bhd	338,300	159,470
Sime Darby Bhd	99,409	179,297
SP Setia Bhd Group	13,900	10,360
Sunway Bhd	31,700	22,734
Telekom Malaysia Bhd	30,692	48,385
Tenaga Nasional Bhd	112,100	347,080
UEM Sunrise Bhd	41,900	10,868
UMW Holdings Bhd	44,400	81,029
Westports Holdings Bhd	60,500	58,015
YTL Corp Bhd	377,708	137,794
YTL Power International Bhd	57,750	19,890

		4,991,493

Mexico - 5.8%

Alfa SAB de CV ‘A’	228,977	453,051
America Movil SAB de CV ‘L’	1,074,116	755,362
America Movil SAB de CV ‘L’ ADR	5,660	79,580
Arca Continental SAB de CV	30,195	183,400
Cemex SAB de CV *	676,202	369,989
Coca-Cola Femsa SAB de CV ‘L’	8,400	60,388
Coca-Cola Femsa SAB de CV ADR	1,206	85,397
Controladora Comercial Mexicana SAB de CV	28,445	78,084
El Puerto de Liverpool SAB de CV	5,511	67,186
Fomento Economico Mexicano SAB de CV	35,085	329,037
Fomento Economico Mexicano SAB de CV ADR	2,802	258,765
Gruma SAB de CV ‘B’	12,549	176,026
Grupo Aeroportuario del Pacifico SAB de CV ADR	1,261	111,321

	Shares	Value
Grupo Aeroportuario del Sureste SAB de CV ‘B’	3,953	$55,940
Grupo Aeroportuario del Sureste SAB de CV ADR	626	88,059
Grupo Bimbo SAB de CV ‘A’ *	51,800	138,107
Grupo Carso SAB de CV ‘A1’	19,967	82,234
Grupo Elektra SAB De CV	2,754	60,569
Grupo Financiero Banorte SAB de CV ‘O’	116,321	641,117
Grupo Financiero Inbursa SAB de CV ‘O’	105,601	190,559
Grupo Financiero Santander Mexico SAB de CV ‘B’	61,291	107,578
Grupo Mexico SAB de CV ‘B’	164,821	351,839
Grupo Sanborns SAB de CV	6,971	10,662
Grupo Televisa SAB	105,113	575,378
Grupo Televisa SAB ADR	4,494	122,282
Impulsora del Desarrollo y El Empleo en America Latina SAB de CV *	20,585	32,548
Industrias Penoles SAB de CV	7,402	76,114
Infraestructura Energetica Nova SAB de CV	15,277	64,124
Kimberly-Clark de Mexico SAB de CV ‘A’	71,000	166,310
Megacable Holdings SAB de CV	17,211	64,102
Mexichem SAB de CV	51,315	114,632
OHL Mexico SAB de CV *	19,300	20,202
Organizacion Soriana SAB de CV ‘B’ *	24,633	56,457
Promotora y Operadora de Infraestructura SAB de CV *	10,100	118,807
Telesites SAB de CV *	53,705	34,932
Wal-Mart de Mexico SAB de CV	182,580	460,727

		6,640,865

Netherlands - 0.4%

Steinhoff International Holdings NV	81,854	415,542
VimpelCom Ltd ADR	22,832	74,889

		490,431

Peru - 0.0%

Cia de Minas Buenaventura SAA ADR	2,748	11,761
Grana y Montero SAA ADR	1,724	5,069

		16,830

Philippines - 2.1%

Aboitiz Equity Ventures Inc	90,700	111,425
Aboitiz Power Corp	73,300	64,903
Alliance Global Group Inc	169,300	57,798
Ayala Corp	7,160	114,789
Ayala Land Inc	263,200	192,171
Bank of the Philippine Islands	49,447	87,997
BDO Unibank Inc	61,853	137,566
DMCI Holdings Inc	242,950	71,028
Emperador Inc	61,300	11,644
Energy Development Corp	583,200	76,541
First Gen Corp	55,200	26,469
Globe Telecom Inc	1,415	55,594
GT Capital Holdings Inc	5,075	142,250
International Container Terminal Services Inc	36,630	54,627
JG Summit Holdings Inc	59,820	92,795
Jollibee Foods Corp	15,970	74,233
LT Group Inc	131,900	41,329
Manila Electric Co	11,550	78,470
Megaworld Corp	589,000	53,057
Metro Pacific Investments Corp	714,200	78,787
Metropolitan Bank & Trust Co	21,841	37,362
Philippine Long Distance Telephone Co	4,350	188,896
Philippine National Bank *	15,007	16,572
Puregold Price Club Inc	22,000	16,206
Robinsons Land Corp	84,400	49,352
Robinsons Retail Holdings Inc	15,840	21,174
San Miguel Corp	34,960	37,044
Semirara Mining & Power Corp	11,270	32,586
SM Investments Corp	5,438	99,604

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-82

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Shares	Value
SM Prime Holdings Inc	216,500	$99,731
Top Frontier Investment Holdings Inc *	1,506	2,168
Universal Robina Corp	36,510	144,083

		2,368,251

Poland - 1.7%

Alior Bank SA *	1,292	21,832
Asseco Poland SA	812	11,722
Bank Handlowy w Warszawie SA	1,418	25,892
Bank Millennium SA *	20,254	28,655
Bank Pekao SA	2,901	105,782
Bank Zachodni WBK SA *	1,950	140,681
CCC SA	520	18,304
Cyfrowy Polsat SA *	8,700	46,180
Enea SA	16,499	47,394
Energa SA	5,420	17,435
Eurocash SA	2,180	26,859
Getin Noble Bank SA *	46,578	7,121
Grupa Azoty SA *	2,356	59,678
Grupa Lotos SA *	5,099	34,977
ING Bank Slaski SA	1,403	41,837
KGHM Polska Miedz SA	11,507	185,021
LPP SA	32	45,220
mBank SA *	565	45,024
Orange Polska SA	30,618	51,135
PGE Polska Grupa Energetyczna SA	64,622	209,750
Polski Koncern Naftowy ORLEN SA	14,900	256,001
Polskie Gornictwo Naftowe i Gazownictwo SA	65,767	86,010
Powszechna Kasa Oszczednosci Bank Polski SA *	30,679	213,536
Powszechny Zaklad Ubezpieczen SA	19,840	171,124
Synthos SA	25,885	25,014
Tauron Polska Energia SA	58,157	42,544

		1,964,728

Russia - 1.7%

Gazprom PAO ADR	142,181	527,063
Lukoil PJSC ADR	6,622	212,161
Magnitogorsk Iron & Steel Works OJSC GDR	7,310	24,295
Mail.Ru Group Ltd GDR *	1,186	26,668
MegaFon PJSC GDR	1,742	20,258
MMC Norilsk Nickel PJSC ADR	13,414	168,976
Novatek OAO GDR (LI)	1,905	156,224
Novolipetsk Steel OJSC GDR	2,810	23,862
PhosAgro OAO GDR	1,806	23,179
Rosneft OAO GDR	24,830	86,085
Rostelecom PJSC ADR	5,299	39,352
RusHydro PJSC ADR	35,932	34,131
Sberbank of Russia PAO ADR	50,934	297,086
Severstal PAO GDR	3,498	29,156
Tatneft PAO ADR	5,168	135,772
VTB Bank PJSC GDR (LI) ~	39,499	83,036
X5 Retail Group NV GDR *	2,440	46,248

		1,933,552

South Africa - 7.4%

Anglo American Platinum Ltd *	3,938	46,702
AngloGold Ashanti Ltd *	2,970	20,797
AngloGold Ashanti Ltd ADR *	38,504	273,378
Aspen Pharmacare Holdings Ltd	14,639	292,277
AVI Ltd	19,666	98,344
Barclays Africa Group Ltd	20,728	191,860
Barloworld Ltd	1,621	6,490
Capitec Bank Holdings Ltd	2,056	71,512
Coronation Fund Managers Ltd	7,445	25,427
Discovery Ltd	17,380	148,996
Distell Group Ltd	2,585	27,503
Exxaro Resources Ltd	5,603	15,844

	Shares	Value
FirstRand Ltd	142,210	$387,961
Gold Fields Ltd ADR	66,348	183,784
Impala Platinum Holdings Ltd *	23,038	37,017
Imperial Holdings Ltd	14,853	113,610
Investec Ltd	14,645	103,354
Kumba Iron Ore Ltd	1,852	4,926
Liberty Holdings Ltd	12,024	89,503
Life Healthcare Group Holdings Ltd	58,183	131,361
Massmart Holdings Ltd	4,391	28,280
Mediclinic International Ltd	17,401	133,871
MMI Holdings Ltd	73,273	103,967
Mondi Ltd	6,082	120,621
Mr Price Group Ltd	13,415	172,972
MTN Group Ltd	63,416	543,653
Naspers Ltd ‘N’	10,871	1,486,340
Nedbank Group Ltd	13,784	167,671
Netcare Ltd	52,961	115,770
Pick n Pay Stores Ltd	10,434	43,751
Pioneer Foods Group Ltd	5,812	59,676
PSG Group Ltd	3,986	57,489
Sanlam Ltd	77,490	300,633
Sappi Ltd *	16,495	69,114
Sasol Ltd	714	19,234
Sasol Ltd ADR	24,006	643,841
Shoprite Holdings Ltd	31,560	291,711
Standard Bank Group Ltd	48,371	353,483
Telkom SA SOC Ltd	20,501	84,581
The Bidvest Group Ltd	21,779	461,821
The Foschini Group Ltd	13,560	106,476
The SPAR Group Ltd	7,926	94,180
Tiger Brands Ltd	4,590	93,747
Truworths International Ltd	27,020	158,930
Vodacom Group Ltd	16,269	160,127
Woolworths Holdings Ltd	49,314	318,671

		8,461,256

South Korea - 14.8%

Amorepacific Corp	975	342,421
AMOREPACIFIC Group	700	87,301
BNK Financial Group Inc	15,796	112,556
Celltrion Inc *	1,552	110,990
Cheil Worldwide Inc *	2,070	36,185
CJ CGV Co Ltd	571	60,594
CJ CheilJedang Corp	298	95,156
CJ Corp	504	107,407
CJ E&M Corp *	784	53,457
CJ Korea Express Co Ltd *	193	31,355
Cosmax Inc	174	27,066
Coway Co Ltd	1,727	123,181
Daelim Industrial Co Ltd	1,182	66,650
Daesang Corp	153	4,210
Daewoo Engineering & Construction Co Ltd *	1,660	7,846
Daewoo International Corp	3,512	48,394
Daewoo Securities Co Ltd	9,416	74,599
Daewoo Shipbuilding & Marine Engineering Co Ltd	4,000	16,975
DGB Financial Group Inc	9,901	84,320
Dongbu Insurance Co Ltd	1,984	118,741
Doosan Corp	684	51,390
Doosan Heavy Industries & Construction Co Ltd	2,955	51,522
Doosan Infracore Co Ltd *	4,940	19,599
E-MART Inc	793	127,247
Grand Korea Leisure Co Ltd	688	14,130
Green Cross Corp	79	12,248
GS Engineering & Construction Corp *	1,864	30,899
GS Holdings Corp	2,701	115,599
GS Retail Co Ltd	865	39,461
Halla Holdings Corp	275	14,921

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-83

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Shares	Value
Hana Financial Group Inc	11,053	$221,356
Hana Tour Service Inc	93	8,999
Hankook Tire Co Ltd	4,363	174,164
Hanmi Pharm Co Ltd *	112	68,896
Hanmi Science Co Ltd *	320	34,847
Hanon Systems	1,275	56,040
Hanssem Co Ltd	298	58,167
Hanwha Chemical Corp	3,924	90,095
Hanwha Corp	2,636	87,303
Hanwha Life Insurance Co Ltd	10,020	62,833
Hanwha Techwin Co Ltd *	1,186	35,550
Hotel Shilla Co Ltd	695	45,474
Hyosung Corp	1,050	103,701
Hyundai Department Store Co Ltd	519	55,671
Hyundai Development Co-Engineering & Construction	1,541	50,286
Hyundai Engineering & Construction Co Ltd	2,941	70,557
Hyundai Glovis Co Ltd	599	97,936
Hyundai Greenfood Co Ltd	1,577	33,095
Hyundai Heavy Industries Co Ltd *	945	69,922
Hyundai Marine & Fire Insurance Co Ltd	4,064	124,692
Hyundai Mipo Dockyard Co Ltd *	263	11,516
Hyundai Mobis Co Ltd	1,457	304,077
Hyundai Motor Co	4,388	552,912
Hyundai Securities Co Ltd	7,124	38,828
Hyundai Steel Co	4,727	199,035
Hyundai Wia Corp	924	87,279
Industrial Bank of Korea	10,173	106,504
IS Dongseo Co Ltd	234	8,799
Kakao Corp	452	44,252
Kangwon Land Inc	2,350	76,497
KB Financial Group Inc	14,890	418,350
KB Financial Group Inc ADR *	1,354	37,736
KB Insurance Co Ltd	2,324	57,532
KCC Corp	231	81,523
KEPCO Plant Service & Engineering Co Ltd	980	74,064
Kia Motors Corp	7,507	334,406
KIWOOM Securities Co Ltd	349	18,264
Kolon Industries Inc	585	31,122
Korea Aerospace Industries Ltd	1,473	97,330
Korea Electric Power Corp	4,948	210,098
Korea Electric Power Corp ADR *	2,208	46,743
Korea Gas Corp	1,256	39,166
Korea Investment Holdings Co Ltd	1,380	57,667
Korea Kolmar Co Ltd	317	25,306
Korea Zinc Co Ltd	256	101,565
Korean Air Lines Co Ltd *	2,257	53,054
Korean Reinsurance Co	2,895	34,766
KT Corp ADR *	5,035	59,967
KT&G Corp	3,291	292,057
Kumho Petrochemical Co Ltd	349	15,298
LG Chem Ltd	1,111	306,851
LG Corp	2,696	161,496
LG Display Co Ltd	16,918	354,538
LG Display Co Ltd ADR *	2,409	25,150
LG Electronics Inc	7,538	343,405
LG Household & Health Care Ltd	291	257,998
LG Innotek Co Ltd	671	55,943
LG International Corp	324	9,246
LG Uplus Corp	14,813	130,704
Loen Entertainment Inc	353	25,134
Lotte Chemical Corp	511	104,385
Lotte Chilsung Beverage Co Ltd	17	31,999
Lotte Confectionery Co Ltd	32	62,067
Lotte Shopping Co Ltd	453	88,940
LS Corp	365	12,400
LS Industrial Systems Co Ltd	905	35,109
Macquarie Korea Infrastructure Fund	12,567	86,050
Medy-Tox Inc	142	61,141
Meritz Financial Group Inc	1,974	21,826

	Shares	Value
Meritz Fire & Marine Insurance Co Ltd	2,574	$35,293
Meritz Securities Co Ltd	6,770	22,682
Mirae Asset Securities Co Ltd	1,725	31,689
NAVER Corp	836	465,576
NCSoft Corp	291	52,563
NH Investment & Securities Co Ltd	3,260	27,615
NongShim Co Ltd	141	52,551
OCI Co Ltd	806	50,939
Orion Corp	99	97,854
Ottogi Corp	8	8,311
Paradise Co Ltd *	524	7,797
POSCO	484	68,853
POSCO ADR	5,880	207,917
S-1 Corp	539	45,499
S-Oil Corp	735	49,140
Samlip General Foods Co Ltd	148	34,631
Samsung C&T Corp *	938	110,773
Samsung Card Co Ltd	1,310	34,277
Samsung Electro-Mechanics Co Ltd	2,559	135,977
Samsung Electronics Co Ltd	3,270	3,491,809
Samsung Fire & Marine Insurance Co Ltd	1,338	347,540
Samsung Heavy Industries Co Ltd	7,256	66,195
Samsung Life Insurance Co Ltd	1,815	168,924
Samsung SDI Co Ltd	2,259	216,920
Samsung Securities Co Ltd	1,513	53,036
Sansung Life & Science Co Ltd *	371	9,366
Shinhan Financial Group Co Ltd	10,591	356,465
Shinhan Financial Group Co Ltd ADR *	253	8,498
Shinsegae Co Ltd	332	64,786
SK Chemicals Co Ltd	559	34,469
SK Holdings Co Ltd	1,679	341,284
SK Hynix Inc	17,165	443,144
SK Innovation Co Ltd *	2,053	224,250
SK Networks Co Ltd	5,068	23,581
SK Telecom Co Ltd ADR	3,000	60,450
Woori Bank	9,891	74,045
Young Poong Corp	5	4,647
Youngone Corp	379	13,517
Yuhan Corp	143	33,067

		16,902,029

Taiwan - 14.9%

Acer Inc *	129,789	47,330
Advanced Semiconductor Engineering Inc	245,000	280,041
Advantech Co Ltd	9,491	60,627
Airtac International Group	5,250	24,137
Asia Cement Corp	112,784	93,725
Asustek Computer Inc	34,667	286,011
AU Optronics Corp	673,000	197,506
AU Optronics Corp ADR	8,622	25,090
Casetek Holdings Ltd	8,000	32,438
Catcher Technology Co Ltd	26,000	217,691
Cathay Financial Holding Co Ltd	273,600	382,930
Chailease Holding Co Ltd	54,360	93,369
Chang Hwa Commercial Bank Ltd	201,528	95,645
Cheng Shin Rubber Industry Co Ltd	64,178	103,655
Chicony Electronics Co Ltd	35,402	77,369
China Airlines Ltd *	199,436	72,572
China Development Financial Holding Corp	611,834	152,473
China Life Insurance Co Ltd	145,961	111,721
China Motor Corp	20,000	13,142
China Petrochemical Development Corp *	18,095	4,348
China Steel Chemical Corp	3,000	9,672
China Steel Corp	393,007	214,019
Chipbond Technology Corp	27,000	38,785
Chunghwa Telecom Co Ltd	57,000	171,673
Chunghwa Telecom Co Ltd ADR	6,113	183,573
Clevo Co	17,000	16,224
Compal Electronics Inc	267,092	149,491
CTBC Financial Holding Co Ltd	489,310	250,177

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-84

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Shares	Value
CTCI Corp	19,000	$20,619
Delta Electronics Inc	63,150	296,380
E.Sun Financial Holding Co Ltd	269,005	156,178
Eclat Textile Co Ltd	8,304	114,358
Epistar Corp	40,000	30,563
Eternal Materials Co Ltd	30,000	28,866
Eva Airways Corp *	174,496	98,475
Evergreen Marine Corp Taiwan Ltd	110,410	44,368
Far Eastern Department Stores Ltd	65,639	36,312
Far Eastern International Bank	110,638	32,929
Far Eastern New Century Corp	135,965	106,336
Far EasTone Telecommunications Co Ltd	57,000	117,070
Farglory Land Development Co Ltd	34,265	35,635
Feng TAY Enterprise Co Ltd	12,854	65,015
First Financial Holding Co Ltd	454,307	211,026
Formosa Chemicals & Fibre Corp	80,446	180,637
Formosa Petrochemical Corp	35,000	83,510
Formosa Plastics Corp	105,292	245,998
Foxconn Technology Co Ltd	54,599	115,185
Fubon Financial Holding Co Ltd	223,343	303,567
Giant Manufacturing Co Ltd	12,000	78,867
Highwealth Construction Corp	63,700	73,240
Hiwin Technologies Corp	11,588	45,403
Hon Hai Precision Industry Co Ltd	482,656	1,180,487
Hotai Motor Co Ltd	9,000	103,407
HTC Corp	30,572	72,326
Hua Nan Financial Holdings Co Ltd	264,705	122,484
Innolux Corp	819,390	245,675
Inotera Memories Inc *	180,000	151,003
Inventec Corp	116,000	75,409
Kenda Rubber Industrial Co Ltd	31,547	46,299
King Slide Works Co Ltd	4,000	51,815
King Yuan Electronics Co Ltd	55,000	35,884
King’s Town Bank Co Ltd	34,000	24,095
Kinsus Interconnect Technology Corp	25,000	50,261
Largan Precision Co Ltd	4,000	273,299
Lite-On Technology Corp	96,226	92,170
Makalot Industrial Co Ltd	5,000	35,315
MediaTek Inc	29,020	219,315
Mega Financial Holding Co Ltd	354,725	228,281
Merida Industry Co Ltd	8,400	45,134
Micro-Star International Co Ltd	32,000	45,476
Nan Ya Plastics Corp	118,394	218,396
Nanya Technology Corp	30,000	41,342
Novatek Microelectronics Corp	26,000	100,987
PChome Online Inc	3,401	33,833
Pegatron Corp	108,090	234,974
Phison Electronics Corp	5,000	35,135
Pou Chen Corp	82,000	106,806
Powertech Technology Inc	55,300	108,983
Poya International Co Ltd	4,000	36,932
President Chain Store Corp	21,000	130,952
Quanta Computer Inc	104,000	166,149
Radiant Opto-Electronics Corp	14,669	33,299
Realtek Semiconductor Corp	17,300	41,018
Ruentex Development Co Ltd	27,679	35,898
Ruentex Industries Ltd	6,236	11,587
Shin Kong Financial Holding Co Ltd	432,591	93,617
Siliconware Precision Industries Co Ltd	101,923	156,963
Simplo Technology Co Ltd	15,000	47,657
SinoPac Financial Holdings Co Ltd	463,009	131,381
Standard Foods Corp	17,537	43,648
Synnex Technology International Corp	77,000	74,595
Ta Chong Bank Ltd *	84,000	34,230
Taichung Commercial Bank Co Ltd	35,000	9,963
Taishin Financial Holding Co Ltd	412,365	142,315
Taiwan Business Bank *	275,699	68,443
Taiwan Cement Corp	170,693	140,278
Taiwan Cooperative Financial Holding Co Ltd	388,650	162,147

	Shares	Value
Taiwan Fertilizer Co Ltd	33,000	$42,943
Taiwan Glass Industry Corp *	36,471	14,153
Taiwan Mobile Co Ltd	56,400	171,366
Taiwan Secom Co Ltd	12,000	35,582
Taiwan Semiconductor Manufacturing Co Ltd	724,779	3,127,477
Taiwan Semiconductor Manufacturing Co Ltd ADR	26,752	608,608
Teco Electric & Machinery Co Ltd	117,000	93,086
Ton Yi Industrial Corp	33,000	15,835
TPK Holding Co Ltd	13,000	32,451
Transcend Information Inc	12,000	31,220
Tripod Technology Corp	25,000	42,522
TSRC Corp	9,450	5,781
U-Ming Marine Transport Corp	15,000	12,126
Uni-President Enterprises Corp	168,994	281,573
Unimicron Technology Corp	59,000	24,853
United Microelectronics Corp	895,000	328,428
United Microelectronics Corp ADR	13,915	26,160
Vanguard International Semiconductor Corp	63,000	80,985
Walsin Lihwa Corp *	114,000	25,351
Wan Hai Lines Ltd	28,000	15,462
Winbond Electronics Corp *	218,000	52,141
Wistron Corp	141,730	79,767
WPG Holdings Ltd	71,000	67,520
Yageo Corp *	37,000	59,664
Yang Ming Marine Transport Corp *	54,000	14,194
Yuanta Financial Holding Co Ltd	398,448	146,592
Yulon Motor Co Ltd	64,000	58,393
Zhen Ding Technology Holding Ltd	29,000	66,722

		17,026,589

Thailand - 2.8%

Advanced Info Service PCL	39,400	165,151
Airports of Thailand PCL	14,500	138,871
Bangkok Bank PCL NVDR	8,200	34,489
Bangkok Dusit Medical Services PCL	210,900	130,217
Bangkok Life Assurance PCL	18,480	28,420
Banpu PCL	38,700	17,130
BEC World PCL	23,000	19,356
Berli Jucker PCL	36,800	35,598
Big C Supercenter PCL	9,100	50,889
Big C Supercenter PCL NVDR	4,800	26,843
Bumrungrad Hospital PCL	11,300	66,157
Central Pattana PCL	48,200	62,504
Central Plaza Hotel PCL	49,000	59,760
CH Karnchang PCL	47,000	29,218
Charoen Pokphand Foods PCL	101,200	51,209
CP ALL PCL	104,000	112,789
Delta Electronics Thailand PCL	20,600	43,314
Electricity Generating PCL	10,800	45,259
Energy Absolute PCL	62,000	38,498
Glow Energy PCL	15,800	32,174
Home Product Center PCL	243,359	45,641
Indorama Ventures PCL	101,200	59,296
Intouch Holdings PCL NVDR	21,900	31,388
IRPC PCL	210,900	25,013
Italian-Thai Development PCL *	161,600	33,395
Jasmine International PCL	262,000	23,408
Kasikornbank PCL	13,200	54,572
Kasikornbank PCL NVDR	20,400	85,184
Krung Thai Bank PCL	133,775	61,892
Land & Houses PCL NVDR	221,580	58,003
Minor International PCL	70,180	70,122
MK Restaurants Group PCL	9,400	15,124
Pruksa Real Estate PCL	44,600	32,697
PTT Exploration & Production PCL	133,041	211,806
PTT Global Chemical PCL	71,300	97,993
PTT PCL	41,500	281,398

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-85

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Shares	Value
Ratchaburi Electricity Generating Holding PCL	19,500	$25,650
Robinson Department Store PCL	18,000	21,583
Siam City Cement PCL	4,900	43,253
Thai Oil PCL	32,900	60,372
Thai Union Group PCL	110,000	52,105
Thaicom PCL	45,600	36,532
Thanachart Capital PCL	49,800	50,292
The Bangchak Petroleum PCL	18,600	12,966
The Siam Cement PCL	7,200	90,972
The Siam Cement PCL NVDR	3,200	40,678
The Siam Commercial Bank PCL	38,000	125,404
Tipco Asphalt PCL NVDR	29,700	33,079
TMB Bank PCL	401,200	26,841
Total Access Communication PCL	10,500	8,687
Total Access Communication PCL NVDR	74,000	61,224
TPI Polene PCL	648,400	37,520
True Corp PCL *	466,465	86,060

		3,187,996

Turkey - 1.6%

Akbank TAS	60,663	139,339
Anadolu Efes Biracilik Ve Malt Sanayii AS	5,993	38,814
Arcelik AS	12,735	60,963
Aselsan Elektronik Sanayi Ve Ticaret AS	2,862	16,554
BIM Birlesik Magazalar AS	8,574	150,954
Coca-Cola Icecek AS	3,514	44,734
Enka Insaat ve Sanayi AS	24,498	37,951
Eregli Demir ve Celik Fabrikalari TAS	66,829	69,581
Ford Otomotiv Sanayi AS	2,270	23,566
KOC Holding AS	13,643	51,124
Koza Altin Isletmeleri AS	3,258	13,716
Petkim Petrokimya Holding AS *	5,496	8,649
TAV Havalimanlari Holding AS	6,144	38,317
Tofas Turk Otomobil Fabrikasi AS	7,825	50,838
Tupras Turkiye Petrol Rafinerileri AS *	5,088	121,435
Turk Hava Yollari AO *	58,423	147,953
Turk Telekomunikasyon AS	20,839	38,980
Turk Traktor ve Ziraat Makineleri AS	653	15,573
Turkcell Iletisim Hizmetleri AS	24,593	83,415
Turkcell Iletisim Hizmetleri AS ADR	4,700	39,903
Turkiye Garanti Bankasi AS	83,646	204,175
Turkiye Halk Bankasi AS	38,045	135,512
Turkiye Is Bankasi ‘C’	69,794	110,068
Turkiye Sise ve Cam Fabrikalari AS	64,100	70,064
Turkiye Vakiflar Bankasi TAO ‘D’	50,169	65,873
Ulker Biskuvi Sanayi AS	6,186	37,329
Yapi ve Kredi Bankasi AS	47,931	54,009

		1,869,389

Total Common Stocks (Cost $128,158,198)		110,506,212

	Principal Amount

CORPORATE BONDS & NOTES - 0.0%

India - 0.0%

NTPC Ltd 8.490% due 03/25/25	INR 493,987	1,014

Total Corporate Bonds & Notes (Cost $8,054)		1,014

	Principal Amount	Value
SHORT-TERM INVESTMENT - 1.8%

Repurchase Agreement - 1.8%

Fixed Income Clearing Corp 0.030% due 01/04/16 (Dated 12/31/15, repurchase price of $2,078,884; collateralized by Freddie Mac: 2.120% due 06/02/21 and value $2,125,000)	$2,078,877	$2,078,877

Total Short-Term Investment (Cost $2,078,877)		2,078,877

TOTAL INVESTMENTS - 100.7% (Cost $135,910,840)		115,119,766

OTHER ASSETS & LIABILITIES, NET - (0.7%)		(761,603)

NET ASSETS - 100.0%		$114,358,163

Notes to Schedule of Investments

(a)	As of December 31, 2015, the fund’s composition as a percentage of net assets was as follows:

Financials	25.3%
Information Technology	18.7%
Consumer Discretionary	10.4%
Consumer Staples	9.4%
Industrials	7.8%
Materials	7.6%
Telecommunication Services	6.6%
Energy	6.4%
Utilities	3.5%
Health Care	3.2%
Others (each less than 3.0%)	1.8%

	100.7%
Other Assets & Liabilities, Net	(0.7%	)

	100.0%

(b)	As of December 31, 2015, the fund’s composition by country of risk as a percentage of net assets was as follows:

Taiwan	14.9%
South Korea	14.8%
China	14.2%
India	13.5%
South Africa	7.4%
Brazil	6.6%
Mexico	5.8%
Malaysia	4.4%
Indonesia	3.3%
Others (each less than 3.0%)	15.8%

	100.7%
Other Assets & Liabilities, Net	(0.7%	)

	100.0%

(c)	Investments with a total aggregate value of $175,946 or 0.2% of the fund’s net assets were valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or the Board of Trustees.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-86

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

(d)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2015:

		Total Value at December 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights
	Brazil	$1,410	$-	$1,410	$-
	Hong Kong	295	-	295	-
	South Korea	2,685	2,685	-	-

		4,390	2,685	1,705	-

	Preferred Stocks
	Brazil	2,270,768	314,402	1,956,366	-
	Chile	33,636	-	33,636	-
	Colombia	224,869	94,187	130,682	-

		2,529,273	408,589	2,120,684	-

	Common Stocks
	Brazil	5,307,147	856,408	4,450,739	-
	Chile	1,692,992	592,533	1,100,459	-
	China	16,201,777	1,758,075	14,271,142	172,560
	Colombia	557,519	47,542	509,977	-
	Cyprus	1,691	-	1,691	-
	Czech Republic	185,900	-	185,900	-
	Egypt	184,160	-	184,160	-
	Greece	315,569	-	315,569	-
	Hong Kong	640,688	-	637,302	3,386
	Hungary	370,712	-	370,712	-
	India	15,450,346	524,083	14,926,263	-
	Indonesia	3,744,302	244,736	3,499,566	-
	Malaysia	4,991,493	-	4,991,493	-
	Mexico	6,640,865	6,640,865	-	-
	Netherlands	490,431	490,431	-	-
	Peru	16,830	16,830	-	-
	Philippines	2,368,251	-	2,368,251	-
	Poland	1,964,728	-	1,964,728	-
	Russia	1,933,552	64,165	1,869,387	-
	South Africa	8,461,256	1,101,003	7,360,253	-
	South Korea	16,902,029	446,461	16,455,568	-
	Taiwan	17,026,589	843,431	16,183,158	-
	Thailand	3,187,996	-	3,187,996	-
	Turkey	1,869,389	39,903	1,829,486	-

		110,506,212	13,666,466	96,663,800	175,946

	Corporate Bonds & Notes	1,014	-	1,014	-
	Short-Term Investment	2,078,877	-	2,078,877	-

	Total	$115,119,766	$14,077,740	$100,866,080	$175,946

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-87

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments

December 31, 2015

	Shares	Value
RIGHTS - 0.0%

Italy - 0.0%

Unione di Banche Italiane SPA Exp 01/12/16 * +	30,140	$-

Spain - 0.0%

Repsol SA Exp 01/14/16 *	34,793	17,355

Total Rights (Cost $17,626)		17,355

PREFERRED STOCKS - 0.5%

Germany - 0.5%

Bayerische Motoren Werke AG	1,350	113,082
FUCHS PETROLUB SE	1,842	87,031
Henkel AG & Co KGaA	4,510	502,739
Porsche Automobil Holding SE	5,062	274,301
Volkswagen AG	6,499	941,508

		1,918,661

Total Preferred Stocks (Cost $2,784,578)		1,918,661

COMMON STOCKS - 98.6%

Australia - 5.8%

AGL Energy Ltd	11,896	155,553
Alumina Ltd ADR	317	1,052
Amcor Ltd	36,065	350,878
AMP Ltd	124,935	526,665
APA Group >>	28,250	177,476
Aristocrat Leisure Ltd	23,175	171,272
Asciano Ltd	41,595	264,639
ASX Ltd	4,304	132,046
Aurizon Holdings Ltd	79,964	254,309
AusNet Services	53,895	57,901
Australia & New Zealand Banking Group Ltd	86,422	1,744,082
Bank of Queensland Ltd	13,402	135,026
Bendigo & Adelaide Bank Ltd	20,280	175,251
BHP Billiton Ltd	64,508	837,979
BHP Billiton Ltd ADR	23,501	605,386
BHP Billiton PLC	570	6,400
BHP Billiton PLC ADR	27,840	630,576
Boral Ltd	16,558	70,832
Brambles Ltd	43,367	362,898
Caltex Australia Ltd	5,021	136,710
CIMIC Group Ltd	4,087	71,736
Coca-Cola Amatil Ltd	27,130	182,849
Cochlear Ltd	1,324	91,691
Commonwealth Bank of Australia	47,073	2,908,210
Computershare Ltd	13,846	116,707
Crown Resorts Ltd	6,794	61,376
CSL Ltd	13,948	1,063,438
DUET Group >>	79,296	131,400
Fortescue Metals Group Ltd	103,991	140,259
Harvey Norman Holdings Ltd	7,845	23,708
Incitec Pivot Ltd	50,164	143,436
Insurance Australia Group Ltd	85,149	342,096
LendLease Group >>	15,237	157,166
Macquarie Group Ltd	8,860	529,442
Medibank Pvt Ltd	88,784	138,386
National Australia Bank Ltd	63,238	1,378,585
Newcrest Mining Ltd *	34,829	329,241
Oil Search Ltd	43,857	214,718

	Shares	Value
Orica Ltd	17,979	$201,116
Origin Energy Ltd	66,767	224,910
Platinum Asset Management Ltd	10,177	59,431
Qantas Airways Ltd *	56,555	167,714
QBE Insurance Group Ltd	50,435	458,837
Ramsay Health Care Ltd	5,410	266,041
REA Group Ltd	1,353	53,803
Recall Holdings Ltd	5,190	26,075
Santos Ltd	58,677	155,298
SEEK Ltd	11,370	126,422
Seven West Media Ltd	16,270	9,106
Sonic Healthcare Ltd	8,853	114,711
South32 Ltd *	48,731	37,384
South32 Ltd ADR *	19,283	73,565
Suncorp Group Ltd	50,105	438,696
Sydney Airport >>	23,355	107,450
Tabcorp Holdings Ltd	51,555	175,810
Tatts Group Ltd	45,475	144,427
Telstra Corp Ltd	144,842	587,701
The Star Entertainment Group Ltd	14,595	53,717
TPG Telecom Ltd	15,530	111,026
Transurban Group * >>	2,525	19,172
Transurban Group >>	45,449	345,088
Treasury Wine Estates Ltd	11,377	68,298
Wesfarmers Ltd	24,301	731,138
Westpac Banking Corp	53,122	1,287,647
Westpac Banking Corp ADR	21,072	510,575
Woodside Petroleum Ltd	49,179	1,031,445
Woolworths Ltd	39,053	691,109

		23,099,087

Austria - 0.2%

ANDRITZ AG	2,698	130,865
Erste Group Bank AG *	6,887	215,240
OMV AG	7,460	209,422
Verbund AG	3,876	49,790
voestalpine AG	4,311	131,936

		737,253

Belgium - 1.4%

Ageas	5,576	258,454
Anheuser-Busch InBev SA/NV	12,013	1,483,906
Anheuser-Busch InBev SA/NV ADR	9,999	1,249,875
Colruyt SA	4,302	220,958
Delhaize Group	2,067	201,342
Delhaize Group ADR	9,322	226,432
KBC Groep NV	10,001	625,320
Proximus SADP	7,787	252,632
Solvay SA	3,983	423,268
Telenet Group Holding NV *	2,064	111,235
UCB SA	5,014	451,319

		5,504,741

Bermuda - 0.0%

Golar LNG Ltd (NOTC)	834	13,169

Canada - 7.0%

Agnico Eagle Mines Ltd (NYSE)	5,455	143,357
Agnico Eagle Mines Ltd (TSE)	2,500	65,711
Agrium Inc (NYSE)	2,343	209,324
Agrium Inc (TSE)	2,451	219,061
Alimentation Couche-Tard Inc ‘B’	12,750	561,251
AltaGas Ltd	2,948	65,833
Amaya Inc *	3,200	40,309
ARC Resources Ltd	14,178	171,115
Atco Ltd ‘I’	4,696	121,159
Bank of Montreal (NYSE)	8,625	486,622
Bank of Montreal (TSE)	8,630	486,977
Barrick Gold Corp (NYSE)	13,539	99,918

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-88

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Shares	Value
Barrick Gold Corp (TSE)	28,041	$207,516
BCE Inc (NYSE)	2,095	80,909
BCE Inc (TSE)	4,942	190,937
BlackBerry Ltd (NASDAQ) *	3,911	36,294
BlackBerry Ltd (TSE) *	11,425	106,018
Bombardier Inc ‘B’ *	64,700	62,657
Brookfield Asset Management Inc ‘A’	22,212	700,696
CAE Inc	13,000	144,215
Cameco Corp (NYSE)	10,661	131,450
Cameco Corp (TSE)	4,548	56,106
Canadian Imperial Bank of Commerce (NYSE)	2,200	144,914
Canadian Imperial Bank of Commerce (TSE)	8,837	582,385
Canadian National Railway Co (NYSE)	11,803	659,552
Canadian National Railway Co (TSE)	12,412	693,841
Canadian Natural Resources Ltd (NYSE)	11,838	258,423
Canadian Natural Resources Ltd (TSE)	23,001	502,342
Canadian Oil Sands Ltd	24,195	144,607
Canadian Pacific Railway Ltd (NYSE)	1,886	240,654
Canadian Pacific Railway Ltd (TSE)	2,300	293,762
Canadian Tire Corp Ltd ‘A’	3,525	301,015
Canadian Utilities Ltd ‘A’	3,332	76,913
Canfor Corp *	2,200	32,101
CCL Industries Inc ‘B’	1,200	194,583
Cenovus Energy Inc (NYSE)	24,771	312,610
Cenovus Energy Inc (TSE)	10,684	135,123
CGI Group Inc ‘A’ (NYSE) *	5,993	239,900
CGI Group Inc ‘A’ (TSE) *	3,600	144,135
CI Financial Corp	9,000	199,032
Cineplex Inc	467	16,048
Cogeco Cable Inc	1,500	66,962
Colliers International Group Inc	600	26,730
Constellation Software Inc	700	291,838
Crescent Point Energy Corp (NYSE)	2,218	25,840
Crescent Point Energy Corp (TSE)	14,010	163,215
DH Corp	3,100	70,840
Dollarama Inc	4,223	243,974
Eldorado Gold Corp	26,848	79,552
Emera Inc	1,500	46,863
Empire Co Ltd ‘A’	9,224	171,588
Enbridge Inc (NYSE)	7,251	240,661
Enbridge Inc (TSE)	14,723	489,454
Encana Corp (NYSE)	40,893	208,145
Encana Corp (TSE)	10,648	54,098
Fairfax Financial Holdings Ltd	965	458,133
Finning International Inc	12,817	173,030
First Capital Realty Inc	2,400	31,828
First Quantum Minerals Ltd	23,914	89,524
FirstService Corp (XNGS)	600	24,258
Fortis Inc	6,000	162,217
Franco-Nevada Corp (NYSE)	1,980	90,585
Franco-Nevada Corp (TSE)	350	16,011
Genworth MI Canada Inc	1,212	23,299
George Weston Ltd	2,100	162,300
Gildan Activewear Inc (NYSE)	2,600	73,892
Gildan Activewear Inc (TSE)	2,800	79,607
Goldcorp Inc (NYSE)	21,848	252,563
Goldcorp Inc (TSE)	12,030	139,018
Great-West Lifeco Inc	7,700	192,152
Hudson’s Bay Co	5,190	67,890
Husky Energy Inc	13,452	139,116
IGM Financial Inc	4,900	125,147
Imperial Oil Ltd (ASE)	4,702	152,909
Imperial Oil Ltd (TSE)	3,750	122,172
Industrial Alliance Insurance & Financial Services Inc	3,621	115,484
Intact Financial Corp	2,550	163,427
Inter Pipeline Ltd	8,327	133,658
Keyera Corp	3,600	104,745

	Shares	Value
Kinross Gold Corp *	32,259	$58,517
Linamar Corp	2,522	136,207
Loblaw Cos Ltd	5,446	257,167
Lundin Mining Corp *	22,000	60,418
MacDonald Dettwiler & Associates Ltd	800	48,138
Magna International Inc (NYSE)	5,368	217,726
Magna International Inc (TSE)	6,400	259,571
Manitoba Telecom Services Inc	1,400	30,121
Manulife Financial Corp (NYSE)	18,704	280,186
Manulife Financial Corp (TSE)	27,704	415,250
Maple Leaf Foods Inc	5,900	101,311
MEG Energy Corp *	4,800	27,821
Methanex Corp (NASDAQ)	1,604	52,948
Methanex Corp (TSE)	1,400	46,238
Metro Inc	8,799	246,349
National Bank of Canada	12,630	367,938
New Gold Inc *	900	2,094
Onex Corp	2,700	165,508
Open Text Corp (NASDAQ)	2,832	135,738
Open Text Corp (TSE)	1,200	57,533
Pembina Pipeline Corp (NYSE)	3,901	84,886
Pembina Pipeline Corp (TSE)	2,915	63,516
Peyto Exploration & Development Corp	5,000	89,868
Potash Corp of Saskatchewan Inc (NYSE)	6,241	106,846
Potash Corp of Saskatchewan Inc (TSE)	13,751	235,527
Progressive Waste Solutions Ltd	4,700	110,732
Quebecor Inc ‘B’	2,200	53,867
Ritchie Bros Auctioneers Inc (NYSE)	3,578	86,266
Ritchie Bros Auctioneers Inc (TSE)	804	19,372
Rogers Communications Inc ‘B’ (NYSE)	3,198	110,203
Rogers Communications Inc ‘B’ (TSE)	5,500	189,680
Royal Bank of Canada (NYSE)	13,951	747,495
Royal Bank of Canada (TSE)	26,354	1,412,264
Saputo Inc	7,800	186,587
Shaw Communications Inc ‘B’ (NYSE)	5,413	93,049
Shaw Communications Inc ‘B’ (TSE)	8,335	143,364
Silver Wheaton Corp (NYSE)	5,103	63,379
Silver Wheaton Corp (TSE)	5,700	70,853
SNC-Lavalin Group Inc	9,644	286,595
Stantec Inc (NYSE)	1,000	24,790
Sun Life Financial Inc (NYSE)	5,065	158,028
Sun Life Financial Inc (TSE)	8,561	266,970
Suncor Energy Inc (NYSE)	16,940	437,052
Suncor Energy Inc (TSE)	21,925	565,990
Teck Resources Ltd ‘B’ (NYSE)	13,214	51,006
Teck Resources Ltd ‘B’ (TSE)	8,150	31,453
TELUS Corp	4,800	132,722
The Bank of Nova Scotia (NYSE)	8,020	324,329
The Bank of Nova Scotia (TSE)	22,313	902,550
The Jean Coutu Group PJC Inc ‘A’	3,100	40,125
The Toronto-Dominion Bank (NYSE)	10,528	412,382
The Toronto-Dominion Bank (TSE)	27,068	1,061,045
Tourmaline Oil Corp *	10,600	171,215
TransCanada Corp (NYSE)	8,340	271,801
TransCanada Corp (TSE)	10,270	335,406
Turquoise Hill Resources Ltd (TSE) *	30,560	77,521
Veresen Inc	7,400	47,383
Vermilion Energy Inc (NYSE)	3,420	92,819
Vermilion Energy Inc (TSE)	1,433	38,950
West Fraser Timber Co Ltd	5,200	197,410
Whitecap Resources Inc	7,300	47,851
WSP Global Inc	1,848	56,774
Yamana Gold Inc	31,999	59,433

		27,758,233

Chile - 0.1%

Antofagasta PLC	23,421	160,493

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-89

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Shares	Value
China - 0.0%

FIH Mobile Ltd	27,000	$10,291

Colombia - 0.0%

Pacific Exploration and Production Corp *	13,067	16,148

Denmark - 1.8%

AP Moller - Maersk AS ‘A’	111	142,679
AP Moller - Maersk AS ‘B’	190	246,717
Carlsberg AS ‘B’	4,696	415,197
Chr Hansen Holding AS	3,055	191,084
Coloplast AS ‘B’	2,340	188,877
Danske Bank AS	18,117	484,011
DSV AS	6,424	252,366
Genmab AS *	1,385	181,610
H Lundbeck AS *	1,363	46,344
ISS AS	3,595	129,664
Jyske Bank AS *	1,327	59,988
Novo Nordisk AS ‘B’	37,037	2,128,901
Novo Nordisk AS ADR	21,215	1,232,167
Novozymes AS ‘B’	7,174	343,525
Pandora AS	4,834	609,975
TDC AS	19,866	98,549
Tryg AS	3,740	74,277
Vestas Wind Systems AS	6,234	435,244

		7,261,175

Finland - 1.0%

Elisa OYJ	4,081	153,479
Fortum OYJ	24,221	363,070
Kone OYJ ‘B’	8,946	376,138
Neste OYJ	8,132	242,474
Nokia OYJ	81,777	582,173
Nokia OYJ ADR	13,156	92,355
Orion OYJ ‘B’	4,300	148,231
Sampo OYJ ‘A’	15,450	783,101
Stora Enso OYJ ‘R’	37,613	338,254
UPM-Kymmene OYJ	34,969	647,653
Wartsila OYJ Abp	4,174	189,275

		3,916,203

France - 8.6%

Accor SA	6,144	265,021
Aeroports de Paris	1,553	180,062
Air Liquide SA	9,901	1,112,019
Airbus Group SE	18,130	1,217,311
Alcatel-Lucent *	53,402	211,826
Alcatel-Lucent ADR *	8,000	30,640
Alstom SA *	6,015	183,822
Arkema SA	2,440	170,658
Atos SE	4,392	368,880
AXA SA	53,290	1,456,876
BNP Paribas SA	27,644	1,564,761
Bollore SA	31,371	146,202
Bouygues SA	10,573	419,059
Bureau Veritas SA	6,857	136,457
Cap Gemini SA	4,304	398,241
Carrefour SA	20,893	601,642
Casino Guichard Perrachon SA	2,441	112,128
CGG SA ADR *	1,300	3,601
Christian Dior SE	1,936	328,865
Cie de Saint-Gobain	25,177	1,083,079
Cie Generale des Etablissements Michelin	9,543	906,087
CNP Assurances	7,205	97,044
Credit Agricole SA	21,195	249,691
Danone SA	15,416	1,040,385
Dassault Systemes	3,697	295,792

	Shares	Value
Edenred	5,268	$99,255
Eiffage SA	2,872	185,215
Electricite de France SA	13,748	201,964
Engie SA	41,840	740,472
Essilor International SA	5,771	719,390
Euler Hermes Group	26	2,501
Eutelsat Communications SA	7,131	212,956
Groupe Eurotunnel SE	9,283	115,204
Hermes International	973	328,059
Iliad SA	809	193,011
Imerys SA	1,755	122,426
Ingenico Group SA	1,541	194,783
Ipsen SA	756	50,071
JCDecaux SA	3,532	135,197
Kering	2,181	371,760
L’Oreal SA	5,829	980,675
Lagardere SCA	2,244	66,766
Legrand SA	7,595	428,668
LVMH Moet Hennessy Louis Vuitton SE	7,994	1,249,675
Natixis SA	35,830	202,529
Numericable-SFR SAS	2,063	74,903
Orange SA	54,545	915,065
Orange SA ADR	5,000	83,150
Pernod Ricard SA	4,932	560,724
Peugeot SA *	30,900	541,795
Publicis Groupe SA	6,659	441,654
Renault SA	7,832	785,119
Safran SA	8,270	566,383
Sanofi	23,739	2,025,548
Sanofi ADR	2,655	113,236
Schneider Electric SE (LI)	219	12,562
Schneider Electric SE (XPAR)	12,326	701,792
SCOR SE	7,049	263,697
SEB SA	232	23,807
Societe BIC SA	847	139,366
Societe Generale SA	19,598	904,006
Sodexo SA	3,285	319,561
Suez Environnement Co	8,686	162,524
Technip SA	5,205	257,106
Thales SA	4,513	338,167
TOTAL SA	58,882	2,622,359
TOTAL SA ADR	7,718	346,924
Valeo SA	2,364	364,966
Veolia Environnement SA	11,918	282,495
Vinci SA	14,093	903,772
Vivendi SA	41,254	888,336
Zodiac Aerospace	6,374	151,927

		33,971,670

Germany - 7.7%

adidas AG	7,030	685,018
Allianz SE	11,458	2,029,850
Axel Springer SE	980	54,498
BASF SE	27,178	2,077,752
Bayer AG	24,775	3,108,304
Bayerische Motoren Werke AG	12,034	1,267,403
Beiersdorf AG	1,950	177,392
Brenntag AG	4,546	237,266
Commerzbank AG *	39,559	409,574
Continental AG	3,468	841,738
Daimler AG (XETR)	28,153	2,349,938
Deutsche Bank AG (NYSE)	20,893	504,566
Deutsche Bank AG (XETR)	11,755	288,516
Deutsche Boerse AG	5,275	466,654
Deutsche Lufthansa AG *	22,554	356,166
Deutsche Post AG	26,935	758,532
Deutsche Telekom AG	84,342	1,526,067
Deutsche Telekom AG ADR	11,200	200,256
Deutsche Wohnen AG	11,153	310,451
E.ON SE	70,021	677,650

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-90

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Shares	Value
Fielmann AG	616	$45,298
Fraport AG Frankfurt Airport Services Worldwide	1,449	92,455
Fresenius Medical Care AG & Co KGaA	3,388	285,445
Fresenius Medical Care AG & Co KGaA ADR	5,634	235,727
Fresenius SE & Co KGaA	12,677	906,518
FUCHS PETROLUB SE	830	33,740
GEA Group AG	5,370	216,391
Hannover Rueck SE	2,371	271,762
HeidelbergCement AG	6,449	526,120
Henkel AG & Co KGaA	2,569	246,527
HOCHTIEF AG	1,612	149,496
HUGO BOSS AG	1,591	132,494
Infineon Technologies AG	30,775	450,356
K+S AG	5,476	142,375
LANXESS AG	2,538	116,853
Linde AG	4,482	650,577
MAN SE	926	93,683
Merck KGaA	3,652	354,728
METRO AG	11,456	365,644
MTU Aero Engines AG	552	53,809
Muenchener Rueckversicherungs-Gesellschaft AG	4,107	822,526
OSRAM Licht AG	1,547	65,094
ProSiebenSat.1 Media SE	7,048	356,516
RWE AG	31,571	402,425
SAP SE	15,378	1,224,876
SAP SE ADR	6,395	505,844
Siemens AG	18,747	1,818,854
Symrise AG	3,143	208,495
Talanx AG	1,419	43,870
Telefonica Deutschland Holding AG	25,888	138,208
ThyssenKrupp AG	12,898	255,781
TUI AG	11,195	198,614
United Internet AG	3,874	213,036
Volkswagen AG	1,609	247,899
Vonovia SE	11,297	349,921
Wacker Chemie AG	701	58,641
Wirecard AG	2,236	112,838

		30,721,027

Hong Kong - 2.7%

AIA Group Ltd	321,200	1,913,568
ASM Pacific Technology Ltd	6,400	50,070
BOC Hong Kong Holdings Ltd	95,000	288,257
Cathay Pacific Airways Ltd	86,000	148,094
Cheung Kong Infrastructure Holdings Ltd	14,000	129,052
Cheung Kong Property Holdings Ltd	74,280	479,191
Chinese Estates Holdings Ltd	5,500	18,438
Chow Tai Fook Jewellery Group Ltd	31,200	20,096
CK Hutchison Holdings Ltd	57,780	775,522
CLP Holdings Ltd	47,000	398,561
Dairy Farm International Holdings Ltd	5,900	35,805
First Pacific Co Ltd	42,000	27,820
Galaxy Entertainment Group Ltd	66,000	205,784
Goldin Financial Holdings Ltd *	28,000	54,904
Hang Lung Group Ltd	30,000	97,274
Hang Lung Properties Ltd	99,000	224,539
Hang Seng Bank Ltd	15,300	289,771
Henderson Land Development Co Ltd	34,684	211,136
HK Electric Investments & HK Electric Investments Ltd ~ >>	161,000	134,875
HKT Trust & HKT Ltd >>	112,000	142,844
Hong Kong & China Gas Co Ltd	168,556	329,758
Hong Kong Exchanges & Clearing Ltd	33,181	843,166
Hongkong Land Holdings Ltd	27,000	188,287
Hopewell Holdings Ltd	4,500	16,104
Hysan Development Co Ltd	13,000	53,043
Kerry Properties Ltd	22,000	59,892

	Shares	Value
Kingston Financial Group Ltd *	120,000	$50,558
Li & Fung Ltd	300,000	202,444
Melco Crown Entertainment Ltd ADR	5,670	95,256
MTR Corp Ltd	48,502	239,297
New World Development Co Ltd	259,350	254,481
Noble Group Ltd	40,800	11,350
NWS Holdings Ltd	30,000	44,738
PCCW Ltd	89,000	52,137
Power Assets Holdings Ltd	27,500	252,479
Sands China Ltd	72,800	246,228
Shangri-La Asia Ltd (XHKG)	56,666	55,392
Sino Land Co Ltd	109,609	159,718
SJM Holdings Ltd	73,000	51,882
Sun Hung Kai Properties Ltd	41,492	497,981
Swire Pacific Ltd ‘A’	25,500	285,208
Swire Pacific Ltd ‘B’	40,000	81,428
Swire Properties Ltd	19,200	55,186
Techtronic Industries Co Ltd	50,500	205,145
The Bank of East Asia Ltd	47,673	176,498
The Wharf Holdings Ltd	43,000	237,347
WH Group Ltd * ~	138,000	76,488
Wheelock & Co Ltd	32,000	134,258
Yue Yuen Industrial Holdings Ltd	26,000	88,330

		10,689,680

Ireland - 1.0%

Bank of Ireland *	1,580,002	579,069
CRH PLC	1,776	51,336
CRH PLC ADR	26,305	758,110
Experian PLC	35,294	623,662
Glanbia PLC	3,685	67,764
James Hardie Industries PLC	14,694	185,365
Kerry Group PLC ‘A’	5,043	417,332
Paddy Power PLC	177	23,639
Shire PLC	6,101	418,125
Shire PLC ADR	3,160	647,800
Smurfit Kappa Group PLC	10,413	265,752

		4,037,954

Israel - 0.6%

Azrieli Group	1,350	50,271
Bank Hapoalim BM	37,784	195,142
Bank Leumi Le-Israel BM *	61,926	214,806
Bezeq The Israeli Telecommunication Corp Ltd	72,852	160,327
Delek Group Ltd	423	84,699
Elbit Systems Ltd (TLV)	906	79,732
Frutarom Industries Ltd	670	35,939
Israel Chemicals Ltd	23,231	94,195
Mizrahi Tefahot Bank Ltd	6,354	75,870
NICE-Systems Ltd ADR	800	45,856
Teva Pharmaceutical Industries Ltd	275	18,050
Teva Pharmaceutical Industries Ltd ADR	21,159	1,388,877

		2,443,764

Italy - 1.7%

Assicurazioni Generali SPA	29,874	546,216
Atlantia SPA	10,852	287,430
Banca Mediolanum SPA	9,889	78,560
Banca Monte dei Paschi di Siena SPA *	19,632	25,928
Banco Popolare SC *	9,369	128,472
Enel Green Power SPA	71,047	143,977
Enel SPA	178,702	747,471
Eni SPA	70,067	1,037,983
Eni SPA ADR	5,807	173,049
Finmeccanica SPA *	7,650	105,742
Intesa Sanpaolo SPA	289,150	963,620
Luxottica Group SPA	3,706	241,592
Luxottica Group SPA ADR	1,300	84,318
Mediaset SPA	11,562	47,884

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-91

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Shares	Value
Mediobanca SPA	23,557	$225,861
Prada SPA	10,000	31,031
Salvatore Ferragamo SPA	689	16,053
Snam SPA	40,686	212,772
Telecom Italia SPA *	408,164	514,457
Telecom Italia SPA ADR *	2,600	32,890
Terna Rete Elettrica Nazionale SPA	53,975	278,098
UniCredit SPA	126,219	695,210
Unione di Banche Italiane SPA	30,140	200,175
UnipolSai SPA	34,835	88,251

		6,907,040

Japan - 22.3%

ABC-Mart Inc	300	16,456
Advantest Corp ADR	429	3,561
Aeon Co Ltd	33,400	513,588
AEON Financial Service Co Ltd	3,300	73,827
Aeon Mall Co Ltd	770	13,218
Air Water Inc	12,000	192,530
Aisin Seiki Co Ltd	9,400	404,161
Ajinomoto Co Inc	19,000	449,696
Alfresa Holdings Corp	5,700	112,759
Alps Electric Co Ltd	7,400	200,133
Amada Holdings Co Ltd	18,400	175,591
ANA Holdings Inc	43,000	124,092
Aoyama Trading Co Ltd	2,100	80,776
Aozora Bank Ltd	31,000	108,103
Asahi Glass Co Ltd	50,000	285,118
Asahi Group Holdings Ltd	10,700	334,504
Asahi Kasei Corp	89,000	602,353
Asics Corp	5,600	115,902
Astellas Pharma Inc	44,000	624,985
Bandai Namco Holdings Inc	6,200	130,275
Benesse Holdings Inc	3,500	100,780
Bridgestone Corp	19,200	657,444
Brother Industries Ltd	11,700	134,164
Calbee Inc	1,200	50,362
Calsonic Kansei Corp	10,000	88,208
Canon Inc	17,300	524,351
Canon Inc ADR	8,682	261,589
Canon Marketing Japan Inc	3,800	59,216
Casio Computer Co Ltd	6,200	144,728
Central Japan Railway Co	3,600	637,703
Century Tokyo Leasing Corp	2,000	71,275
Chiyoda Corp	2,000	15,169
Chubu Electric Power Co Inc	17,400	238,004
Chugai Pharmaceutical Co Ltd	4,900	170,778
Citizen Holdings Co Ltd	13,200	94,810
Coca-Cola East Japan Co Ltd	2,100	33,763
Coca-Cola West Co Ltd	2,500	50,535
COMSYS Holdings Corp	2,800	39,329
Credit Saison Co Ltd	4,600	90,653
CyberAgent Inc	2,600	107,391
Dai Nippon Printing Co Ltd	29,000	286,703
Daicel Corp	8,000	119,047
Daihatsu Motor Co Ltd	12,200	164,339
Daiichi Sankyo Co Ltd	10,300	211,672
Daikin Industries Ltd	6,500	473,055
Daito Trust Construction Co Ltd	2,300	266,282
Daiwa House Industry Co Ltd	19,100	547,608
Daiwa Securities Group Inc	57,000	348,500
DeNA Co Ltd	5,900	92,322
Denka Co Ltd	3,000	13,285
Denso Corp	10,900	519,705
Dentsu Inc	4,100	224,423
DIC Corp	52,000	140,708
Disco Corp	1,500	141,752
DMG Mori Co Ltd	3,100	36,001
Don Quijote Holdings Co Ltd	3,600	126,478
Dowa Holdings Co Ltd	16,000	114,874

	Shares	Value
East Japan Railway Co	9,200	$864,636
Ebara Corp	9,000	42,801
Eisai Co Ltd	5,500	363,566
Electric Power Development Co Ltd	6,600	234,871
Ezaki Glico Co Ltd	1,700	91,788
FamilyMart Co Ltd	2,200	102,223
FANUC Corp	5,100	879,195
Fast Retailing Co Ltd	1,600	560,292
Fuji Electric Co Ltd	29,000	121,609
Fuji Heavy Industries Ltd	18,700	768,726
FUJIFILM Holdings Corp	10,000	416,507
Fujitsu Ltd	110,000	547,510
Fukuoka Financial Group Inc	24,000	119,036
GungHo Online Entertainment Inc *	7,100	19,328
H2O Retailing Corp	3,800	74,127
Hakuhodo DY Holdings Inc	4,200	45,388
Hamamatsu Photonics KK	4,300	117,859
Hankyu Hanshin Holdings Inc	34,000	220,852
Haseko Corp	16,600	183,258
Heiwa Corp	600	11,233
Hikari Tsushin Inc	700	47,518
Hino Motors Ltd	15,100	174,218
Hirose Electric Co Ltd	720	87,017
Hisamitsu Pharmaceutical Co Inc	1,300	54,529
Hitachi Capital Corp	3,900	104,763
Hitachi Chemical Co Ltd	7,000	110,917
Hitachi Construction Machinery Co Ltd	6,700	104,312
Hitachi High-Technologies Corp	1,400	37,833
Hitachi Ltd	130,000	735,497
Hitachi Ltd ADR	3,200	181,440
Hitachi Metals Ltd	16,400	202,236
Hitachi Transport System Ltd	700	12,241
Hokkaido Electric Power Co Inc *	3,000	30,734
Hokuhoku Financial Group Inc	47,000	95,755
Hokuriku Electric Power Co	6,600	97,481
Honda Motor Co Ltd	44,000	1,409,828
Honda Motor Co Ltd ADR	12,006	383,352
Hoshizaki Electric Co Ltd	1,600	99,443
House Foods Group Inc	900	17,744
Hoya Corp	11,950	487,186
Hulic Co Ltd	5,200	45,609
Ibiden Co Ltd	6,400	91,653
Idemitsu Kosan Co Ltd	2,000	31,821
IHI Corp	80,000	219,957
Iida Group Holdings Co Ltd	5,000	92,613
Inpex Corp	12,800	126,318
Isetan Mitsukoshi Holdings Ltd	10,800	140,518
Isuzu Motors Ltd	33,200	357,277
Ito En Ltd	2,500	64,274
ITOCHU Corp	43,400	511,602
Itochu Techno-Solutions Corp	2,200	43,958
Izumi Co Ltd	1,200	46,530
J Front Retailing Co Ltd	6,900	99,969
Japan Airlines Co Ltd	3,600	128,921
Japan Exchange Group Inc	15,000	234,272
Japan Tobacco Inc	33,200	1,219,009
JFE Holdings Inc	21,200	333,215
JGC Corp	7,000	107,114
JSR Corp	5,600	87,402
JTEKT Corp	9,200	150,574
JX Holdings Inc	91,100	380,979
K’s Holdings Corp	400	13,613
Kajima Corp	18,333	109,090
Kakaku.com Inc	4,800	94,760
Kaken Pharmaceutical Co Ltd	2,300	156,782
Kamigumi Co Ltd	8,000	68,863
Kaneka Corp	15,000	155,965
Kansai Paint Co Ltd	8,000	120,950
Kao Corp	14,500	744,088
Kawasaki Heavy Industries Ltd	75,000	277,352

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-92

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Shares	Value
Kawasaki Kisen Kaisha Ltd	54,000	$115,420
KDDI Corp	52,300	1,353,888
Keihan Electric Railway Co Ltd	30,000	200,689
Keikyu Corp	22,000	181,662
Keio Corp	18,000	155,482
Keisei Electric Railway Co Ltd	6,000	76,360
Kewpie Corp	3,200	78,832
Keyence Corp	940	515,915
Kikkoman Corp	3,000	103,831
Kinden Corp	6,200	79,049
Kintetsu Group Holdings Co Ltd	31,000	126,107
Kirin Holdings Co Ltd	25,000	338,285
Kobayashi Pharmaceutical Co Ltd	700	57,529
Kobe Steel Ltd	187,000	203,167
Koito Manufacturing Co Ltd	3,600	147,255
Komatsu Ltd	31,500	513,256
Konami Holdings Corp	2,400	57,237
Konica Minolta Inc	19,200	192,577
Kose Corp	1,200	110,470
Kubota Corp	23,000	354,547
Kubota Corp ADR	1,400	108,339
Kuraray Co Ltd	8,000	96,737
Kurita Water Industries Ltd	1,500	31,403
Kyocera Corp	6,500	301,270
Kyocera Corp ADR	1,346	62,064
Kyowa Hakko Kirin Co Ltd	4,000	62,911
Kyushu Electric Power Co Inc *	9,600	104,900
Lawson Inc	1,600	129,755
Lion Corp	7,000	65,805
LIXIL Group Corp	10,900	241,914
M3 Inc	4,700	97,410
Mabuchi Motor Co Ltd	1,100	59,432
Makita Corp	4,200	241,371
Makita Corp ADR	200	11,600
Marubeni Corp	76,400	392,196
Marui Group Co Ltd	4,800	77,988
Matsui Securities Co Ltd	3,100	28,401
Matsumotokiyoshi Holdings Co Ltd	2,300	117,363
Mazda Motor Corp	26,400	543,096
McDonald’s Holdings Co Japan Ltd *	800	17,404
Medipal Holdings Corp	4,000	68,111
MEIJI Holdings Co Ltd	4,300	354,561
Minebea Co Ltd	11,000	94,456
Miraca Holdings Inc	2,200	97,021
MISUMI Group Inc	3,600	49,575
Mitsubishi Chemical Holdings Corp	97,200	616,266
Mitsubishi Corp	30,900	513,355
Mitsubishi Electric Corp	49,000	513,742
Mitsubishi Estate Co Ltd	26,000	538,901
Mitsubishi Gas Chemical Co Inc	21,000	107,294
Mitsubishi Heavy Industries Ltd	84,000	366,914
Mitsubishi Logistics Corp	3,000	39,569
Mitsubishi Materials Corp	89,000	279,917
Mitsubishi Motors Corp	36,300	306,903
Mitsubishi Tanabe Pharma Corp	3,100	53,406
Mitsubishi UFJ Financial Group Inc	255,300	1,580,025
Mitsubishi UFJ Financial Group Inc ADR	67,980	422,836
Mitsubishi UFJ Lease & Finance Co Ltd	17,400	89,634
Mitsui & Co Ltd	32,500	385,996
Mitsui & Co Ltd ADR	300	71,430
Mitsui Chemicals Inc	46,000	204,029
Mitsui Fudosan Co Ltd	19,000	476,092
Mitsui OSK Lines Ltd	36,000	90,687
Mizuho Financial Group Inc	518,000	1,034,049
Mizuho Financial Group Inc ADR	78,132	315,653
MS&AD Insurance Group Holdings Inc	12,400	362,630
Murata Manufacturing Co Ltd	5,700	818,102
Nabtesco Corp	5,600	113,799
Nagoya Railroad Co Ltd	25,000	104,068
Nankai Electric Railway Co Ltd	21,000	124,131

	Shares	Value
NEC Corp	128,000	$406,565
Nexon Co Ltd	3,300	53,567
NGK Insulators Ltd	4,000	90,228
NGK Spark Plug Co Ltd	6,000	158,056
NH Foods Ltd	7,000	137,288
NHK Spring Co Ltd	4,000	40,066
Nichirei Corp	9,000	66,285
Nidec Corp	4,000	289,530
Nidec Corp ADR	6,032	110,024
Nifco Inc	1,300	60,093
Nikon Corp	9,900	132,254
Nintendo Co Ltd	1,600	220,259
Nippo Corp	3,000	48,732
Nippon Electric Glass Co Ltd	10,000	50,422
Nippon Express Co Ltd	26,000	121,990
Nippon Paint Holdings Co Ltd	2,000	48,378
Nippon Paper Industries Co Ltd	2,200	35,611
Nippon Shokubai Co Ltd	1,000	69,491
Nippon Steel & Sumitomo Metal Corp	28,063	555,673
Nippon Telegraph & Telephone Corp	14,600	579,647
Nippon Telegraph & Telephone Corp ADR	4,100	162,934
Nippon Yusen KK	63,000	152,700
Nipro Corp	3,700	40,400
Nishi-Nippon Railroad Co Ltd	5,000	29,353
Nissan Chemical Industries Ltd	4,000	90,823
Nissan Motor Co Ltd	83,400	873,436
Nissan Shatai Co Ltd	3,000	32,233
Nisshin Seifun Group Inc	4,840	79,024
Nisshinbo Holdings Inc	4,000	41,981
Nissin Foods Holdings Co Ltd	1,000	52,989
Nitori Holdings Co Ltd	900	75,643
Nitto Denko Corp	5,100	372,018
NOK Corp	6,800	158,938
Nomura Holdings Inc	73,700	409,602
Nomura Holdings Inc ADR	19,971	110,839
Nomura Real Estate Holdings Inc	4,800	88,914
Nomura Research Institute Ltd	4,620	177,569
NSK Ltd	20,200	219,090
NTN Corp	35,000	147,588
NTT Data Corp	4,500	217,383
NTT DOCOMO Inc	32,300	662,006
NTT DOCOMO Inc ADR	11,400	233,700
NTT Urban Development Corp	4,100	39,400
Obayashi Corp	11,000	101,483
Obic Co Ltd	1,600	84,818
Odakyu Electric Railway Co Ltd	10,000	107,650
Oji Holdings Corp	27,000	108,823
Olympus Corp	7,500	295,399
Omron Corp	6,900	229,830
Ono Pharmaceutical Co Ltd	1,300	231,055
Oracle Corp Japan	600	27,981
Oriental Land Co Ltd	5,200	313,074
Osaka Gas Co Ltd	33,000	118,990
Otsuka Corp	1,200	58,848
Otsuka Holdings Co Ltd	9,100	321,928
Panasonic Corp	50,200	509,475
Panasonic Corp ADR	13,000	131,690
Park24 Co Ltd	3,000	72,793
Pigeon Corp	2,100	50,991
Rakuten Inc *	30,400	350,335
Resona Holdings Inc	99,800	484,415
Resorttrust Inc	3,900	102,940
Ricoh Co Ltd	38,100	391,335
Rinnai Corp	500	44,266
Rohm Co Ltd	3,100	156,665
Rohto Pharmaceutical Co Ltd	4,000	79,497
Ryohin Keikaku Co Ltd	800	162,185
Sankyo Co Ltd	900	33,569
Sanrio Co Ltd	1,400	32,777
Santen Pharmaceutical Co Ltd	7,500	123,341

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-93

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Shares	Value
Sawai Pharmaceutical Co Ltd	1,500	$102,697
SBI Holdings Inc	17,920	193,439
SCSK Corp	2,100	84,744
Secom Co Ltd	5,400	365,416
Sega Sammy Holdings Inc	6,800	63,502
Seibu Holdings Inc	2,600	53,177
Seiko Epson Corp	13,800	212,095
Seino Holdings Co Ltd	3,000	31,189
Sekisui Chemical Co Ltd	15,000	195,659
Sekisui House Ltd	21,900	368,013
Seven & i Holdings Co Ltd	20,900	952,944
Seven Bank Ltd	18,900	82,729
Sharp Corp *	65,000	66,946
Shikoku Electric Power Co Inc	4,200	65,544
Shimadzu Corp	6,000	100,528
Shimamura Co Ltd	500	58,440
Shimano Inc	2,100	321,639
Shimizu Corp	20,000	162,970
Shin-Etsu Chemical Co Ltd	9,300	505,139
Shinsei Bank Ltd	52,000	95,657
Shionogi & Co Ltd	5,400	244,127
Shiseido Co Ltd	9,600	198,654
Showa Denko KK	85,000	99,387
Showa Shell Sekiyu KK	11,900	96,729
SKY Perfect JSAT Holdings Inc	10,600	59,565
SMC Corp	1,200	311,195
SoftBank Group Corp	28,000	1,411,042
Sojitz Corp	27,300	57,225
Sompo Japan Nipponkoa Holdings Inc	7,850	256,768
Sony Corp	11,500	281,731
Sony Corp ADR	23,760	584,734
Sony Financial Holdings Inc	3,700	66,093
Sotetsu Holdings Inc	8,000	46,531
Square Enix Holdings Co Ltd	3,800	91,652
Stanley Electric Co Ltd	6,500	143,173
Start Today Co Ltd	600	19,286
Sugi Holdings Co Ltd	1,100	60,842
Sumco Corp	4,900	36,813
Sumitomo Chemical Co Ltd	102,000	585,400
Sumitomo Corp	25,700	261,756
Sumitomo Dainippon Pharma Co Ltd	4,800	56,479
Sumitomo Electric Industries Ltd	39,400	555,161
Sumitomo Forestry Co Ltd	9,800	131,964
Sumitomo Heavy Industries Ltd	28,000	125,426
Sumitomo Metal Mining Co Ltd	26,000	314,254
Sumitomo Mitsui Financial Group Inc	32,200	1,214,658
Sumitomo Mitsui Financial Group Inc ADR	12,900	97,911
Sumitomo Mitsui Trust Holdings Inc	98,000	369,983
Sumitomo Realty & Development Co Ltd	9,000	256,437
Sumitomo Rubber Industries Ltd	8,100	105,295
Sundrug Co Ltd	1,000	64,314
Suntory Beverage & Food Ltd	4,600	201,687
Suruga Bank Ltd	4,000	82,419
Suzuken Co Ltd	3,800	144,844
Suzuki Motor Corp	12,000	364,301
Sysmex Corp	4,600	294,198
T&D Holdings Inc	17,500	230,044
Tadano Ltd	1,000	12,091
Taiheiyo Cement Corp	91,000	265,322
Taisei Corp	18,000	118,588
Taiyo Nippon Sanso Corp	10,000	90,330
Takashimaya Co Ltd	18,000	161,972
Takeda Pharmaceutical Co Ltd	15,900	791,556
TDK Corp	5,400	345,410
Teijin Ltd	51,000	173,713
Temp Holdings Co Ltd	2,700	41,881
Terumo Corp	5,600	173,333
The 77 Bank Ltd	4,000	21,503
The Bank of Kyoto Ltd	16,000	148,215
The Bank of Yokohama Ltd	45,000	275,441

	Shares	Value
The Chiba Bank Ltd	31,000	$219,788
The Chugoku Bank Ltd	7,900	105,302
The Chugoku Electric Power Co Inc	6,800	89,502
The Dai-ichi Life Insurance Co Ltd	28,200	467,916
The Gunma Bank Ltd	16,000	93,019
The Hachijuni Bank Ltd	19,000	116,599
The Hiroshima Bank Ltd	21,000	119,253
The Iyo Bank Ltd	5,000	48,537
The Joyo Bank Ltd	28,000	132,345
The Kansai Electric Power Co Inc *	13,400	160,333
The Nishi-Nippon City Bank Ltd	20,000	52,593
The Shizuoka Bank Ltd	20,000	193,860
The Yokohama Rubber Co Ltd	4,000	61,289
THK Co Ltd	2,900	53,665
Tobu Railway Co Ltd	22,000	108,455
Toho Co Ltd	1,000	27,708
Toho Gas Co Ltd	8,000	51,663
Tohoku Electric Power Co Inc	8,600	107,509
Tokai Rika Co Ltd	1,400	34,449
Tokio Marine Holdings Inc	16,700	643,459
Tokyo Electric Power Co Inc *	26,300	151,268
Tokyo Electron Ltd	5,900	354,077
Tokyo Gas Co Ltd	64,000	300,630
Tokyo Tatemono Co Ltd	3,500	38,054
Tokyu Corp	23,000	181,932
Tokyu Fudosan Holdings Corp	10,000	62,573
TonenGeneral Sekiyu KK	11,000	92,439
Toppan Printing Co Ltd	17,000	156,534
Toray Industries Inc	38,000	352,659
Toshiba Corp *	200,000	410,418
Tosoh Corp	25,000	128,385
TOTO Ltd	7,000	245,430
Toyo Seikan Group Holdings Ltd	3,100	57,343
Toyo Suisan Kaisha Ltd	1,000	34,809
Toyo Tire & Rubber Co Ltd	3,500	69,016
Toyoda Gosei Co Ltd	2,000	45,421
Toyota Boshoku Corp	6,900	138,574
Toyota Motor Corp	41,060	2,520,265
Toyota Motor Corp ADR	18,708	2,301,832
Toyota Tsusho Corp	11,900	278,335
Trend Micro Inc *	4,600	186,600
TS Tech Co Ltd	3,500	90,495
Tsuruha Holdings Inc	1,100	95,585
Ube Industries Ltd	64,000	135,072
Unicharm Corp	13,200	269,115
UNY Group Holdings Co Ltd	5,200	32,659
USS Co Ltd	8,500	127,888
Wacoal Holdings Corp	2,000	23,885
West Japan Railway Co	4,400	303,505
Yahoo Japan Corp	55,800	226,775
Yakult Honsha Co Ltd	1,700	83,150
Yamada Denki Co Ltd	29,000	125,413
Yamaguchi Financial Group Inc	4,000	47,399
Yamaha Corp	4,600	111,142
Yamaha Motor Co Ltd	16,100	360,781
Yamato Holdings Co Ltd	10,300	218,303
Yamazaki Baking Co Ltd	5,000	112,244
Yaskawa Electric Corp	10,800	146,995
Yokogawa Electric Corp	11,000	132,251
Zeon Corp	4,000	32,027

		88,779,897

Jordan - 0.1%

Hikma Pharmaceuticals PLC	5,227	177,008

Luxembourg - 0.2%

ArcelorMittal	8,057	33,665
ArcelorMittal ‘NY’	24,092	101,668
L’Occitane International SA	7,500	14,484

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-94

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Shares	Value
Millicom International Cellular SA	3,309	$188,473
RTL Group SA	837	69,910
SES SA FDR ‘A’	9,038	250,529
Tenaris SA	6,200	73,809
Tenaris SA ADR	2,949	70,186

		802,724

Macau - 0.0%

MGM China Holdings Ltd	21,200	26,297
Wynn Macau Ltd	30,000	34,772

		61,069

Mexico - 0.0%

Fresnillo PLC	3,109	32,540

Netherlands - 3.0%

Aegon NV	21,701	122,491
Aegon NV ‘NY’	40,452	229,363
Akzo Nobel NV	11,951	798,249
ASML Holding NV	3,752	334,365
ASML Holding NV ‘NY’	3,983	353,571
Boskalis Westminster	3,870	157,654
Delta Lloyd NV	4,745	27,874
Gemalto NV (AMS)	2,407	143,825
Heineken NV	6,210	530,014
ING Groep NV ADR	43,062	579,614
ING Groep NV CVA	51,370	691,494
Koninklijke Ahold NV	38,730	817,711
Koninklijke DSM NV	6,439	322,222
Koninklijke KPN NV	178,535	674,154
Koninklijke Philips NV	9,481	241,058
Koninklijke Philips NV ‘NY’	21,478	546,615
Koninklijke Vopak NV	3,869	166,384
NN Group NV	6,835	240,356
Randstad Holding NV	5,170	321,598
Royal Dutch Shell PLC ‘A’	1,956	43,944
Royal Dutch Shell PLC ‘A’ ADR	55,183	2,526,830
Royal Dutch Shell PLC ‘B’	5,785	132,096
Royal Dutch Shell PLC ‘B’ ADR	30,690	1,412,968
TNT Express NV	4,920	41,633
Wolters Kluwer NV	15,308	512,906

		11,968,989

New Zealand - 0.1%

Auckland International Airport Ltd	33,907	133,188
Contact Energy Ltd	2,947	9,533
Fisher & Paykel Healthcare Corp Ltd	5,432	32,973
Fletcher Building Ltd (NZX)	30,481	152,416
Spark New Zealand Ltd (NZX)	69,177	155,917

		484,027

Norway - 0.6%

DNB ASA	25,875	318,439
Gjensidige Forsikring ASA	3,349	53,330
Leroy Seafood Group ASA	1,500	55,863
Marine Harvest ASA	6,125	82,463
Norsk Hydro ASA	68,508	254,797
Orkla ASA	14,967	118,118
Schibsted ASA ‘A’	3,309	108,608
Schibsted ASA ‘B’ *	1,909	60,598
SpareBank 1 SR-Bank ASA	404	1,783
Statoil ASA	43,193	604,110
Storebrand ASA *	17,962	70,127
Telenor ASA	24,500	407,588
TGS Nopec Geophysical Co ASA	3,566	56,408
Yara International ASA	4,472	192,611

		2,384,843

	Shares	Value
Portugal - 0.1%

Banco Espirito Santo SA * +	61,212	$-
EDP - Energias de Portugal SA	95,163	342,008
Galp Energia SGPS SA	12,671	146,881
Jeronimo Martins SGPS SA	4,083	53,050

		541,939

Singapore - 1.2%

CapitaLand Ltd	102,200	239,861
City Developments Ltd	25,900	139,306
ComfortDelGro Corp Ltd	125,031	267,437
DBS Group Holdings Ltd	40,308	471,906
Genting Singapore PLC	129,000	69,529
Global Logistic Properties Ltd	76,000	114,431
Golden Agri-Resources Ltd	342,000	81,475
Great Eastern Holdings Ltd	2,000	28,547
Hutchison Port Holdings Trust	211,000	111,467
Jardine Cycle & Carriage Ltd	5,922	144,499
Keppel Corp Ltd	57,100	260,564
Olam International Ltd	8,200	10,493
Oversea-Chinese Banking Corp Ltd	101,918	629,901
SATS Ltd	8,000	21,660
Sembcorp Industries Ltd	38,700	82,812
Sembcorp Marine Ltd	91,300	112,052
Singapore Airlines Ltd	32,000	251,832
Singapore Exchange Ltd	36,600	197,994
Singapore Post Ltd	34,000	39,290
Singapore Press Holdings Ltd	28,000	77,626
Singapore Technologies Engineering Ltd	49,400	104,306
Singapore Telecommunications Ltd	230,100	592,180
StarHub Ltd	8,000	20,808
United Industrial Corp Ltd	9,000	18,268
United Overseas Bank Ltd	33,783	465,080
UOL Group Ltd	14,000	61,394
Wilmar International Ltd	49,000	100,934

		4,715,652

South Africa - 0.1%

Investec PLC	13,065	92,201
Mondi PLC	11,390	222,131

		314,332

Spain - 2.9%

Abertis Infraestructuras SA	18,351	286,039
ACS Actividades de Construccion y Servicios SA	7,438	216,696
Amadeus IT Holding SA ‘A’	14,883	655,347
Banco Bilbao Vizcaya Argentaria SA	169,702	1,237,569
Banco Bilbao Vizcaya Argentaria SA ADR	7,916	58,024
Banco de Sabadell SA	181,940	322,249
Banco Popular Espanol SA	69,234	227,985
Banco Santander SA	404,381	1,985,321
Banco Santander SA ADR	754	3,672
Bankia SA	126,975	147,664
Bankinter SA	21,789	154,449
CaixaBank SA	94,237	327,819
EDP Renovaveis SA	8,119	63,894
Enagas SA	8,426	237,090
Endesa SA	13,734	275,155
Ferrovial SA	10,414	235,035
Gas Natural SDG SA	11,398	231,545
Grifols SA	2,817	129,683
Iberdrola SA	162,251	1,150,249
Industria de Diseno Textil SA	30,462	1,045,342
Mapfre SA	66,406	165,628
Red Electrica Corp SA	4,066	338,902
Repsol SA	34,793	378,792
Repsol SA ADR	5,820	64,777
Telefonica SA	110,151	1,215,810

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-95

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Shares	Value
Telefonica SA ADR	30,049	$332,342
Zardoya Otis SA	4,710	54,879

		11,541,957

Sweden - 2.7%

Alfa Laval AB	9,271	168,334
Assa Abloy AB ‘B’	26,097	546,593
Atlas Copco AB ‘A’	18,124	441,531
Atlas Copco AB ‘B’	10,372	238,472
Axfood AB	5,116	88,263
BillerudKorsnas AB	5,024	92,873
Boliden AB	18,152	300,970
Electrolux AB ‘B’	8,835	212,065
Elekta AB ‘B’	7,108	60,508
Getinge AB ‘B’	8,418	219,078
Hennes & Mauritz AB ‘B’	28,472	1,013,870
Hexagon AB ‘B’	6,524	241,698
Hexpol AB	12,170	130,460
Holmen AB ‘B’	328	10,094
Hufvudstaden AB ‘A’	6,211	87,948
Husqvarna AB ‘B’	15,764	104,008
ICA Gruppen AB	2,496	90,382
Lundin Petroleum AB *	2,058	29,499
Meda AB ‘A’	10,073	126,329
NCC AB ‘B’	4,516	139,634
Nibe Industrier AB ‘B’	1,681	56,438
Nordea Bank AB	76,244	831,948
Saab AB ‘B’	2,243	68,872
Sandvik AB	43,593	377,567
Securitas AB ‘B’	14,287	217,623
Skandinaviska Enskilda Banken AB ‘A’	44,662	466,962
Skanska AB ‘B’	11,694	225,651
SKF AB ‘B’	13,434	216,580
SSAB AB ‘A’ *	3,075	8,113
SSAB AB ‘B’ *	9,660	21,401
Svenska Cellulosa AB SCA ‘A’	303	8,725
Svenska Cellulosa AB SCA ‘B’	22,855	663,730
Svenska Handelsbanken AB ‘A’	33,597	443,479
Swedbank AB ‘A’	25,270	554,985
Swedish Match AB	5,904	208,881
Tele2 AB ‘B’	14,908	148,086
Telefonaktiebolaget LM Ericsson ‘A’	2,470	23,101
Telefonaktiebolaget LM Ericsson ‘B’	52,211	505,752
Telefonaktiebolaget LM Ericsson ADR	10,502	100,924
TeliaSonera AB	144,462	718,377
Trelleborg AB ‘B’	10,588	204,933
Volvo AB ‘A’	6,806	64,367
Volvo AB ‘B’	37,933	350,200

		10,829,304

Switzerland - 8.9%

ABB Ltd	44,049	781,872
ABB Ltd ADR	29,541	523,762
Actelion Ltd	2,757	379,359
Adecco SA	9,605	659,516
Baloise Holding AG	1,777	225,344
Banque Cantonale Vaudoise	61	38,535
Barry Callebaut AG	39	42,534
Chocoladefabriken Lindt & Sprungli AG - Registered	4	297,714
Cie Financiere Richemont SA	17,957	1,289,912
Clariant AG	18,493	349,660
Coca-Cola HBC AG	5,925	126,328
Credit Suisse Group AG	36,529	789,514
Credit Suisse Group AG ADR *	7,152	155,127
Dufry AG *	959	113,745
EMS-Chemie Holding AG	226	98,960
Galenica AG	176	274,407
Geberit AG	977	328,612
Givaudan SA	337	606,379

	Shares	Value
Glencore PLC *	393,222	$523,210
Julius Baer Group Ltd	8,657	415,049
Kuehne + Nagel International AG	1,712	234,740
LafargeHolcim Ltd (XPAR) *	5,776	292,314
LafargeHolcim Ltd (XVTX)	12,747	638,722
Lonza Group AG	2,398	389,852
Nestle SA	86,466	6,409,176
Novartis AG	38,455	3,287,002
Novartis AG ADR	15,494	1,333,104
Partners Group Holding AG	434	155,821
Roche Holding AG (XSWX)	754	207,557
Roche Holding AG (XVTX)	20,758	5,720,658
Schindler Holding AG	830	139,270
SGS SA	177	337,201
Sika AG	116	415,843
Sonova Holding AG	2,004	254,400
STMicroelectronics NV	22,481	149,966
STMicroelectronics NV ‘NY’	2,700	17,982
Sulzer AG	437	41,094
Swiss Life Holding AG	1,406	377,342
Swiss Re AG	12,556	1,221,425
Swisscom AG	1,126	559,976
Syngenta AG	1,540	604,456
Syngenta AG ADR	8,248	649,365
The Swatch Group AG	1,485	518,229
The Swatch Group AG - Registered	2,304	155,641
UBS Group AG (NYSE)	49,990	968,306
UBS Group AG (XVTX)	39,086	752,167
Wolseley PLC	8,002	434,980
Zurich Insurance Group AG	4,821	1,230,124

		35,516,252

United Kingdom - 16.3%

Aberdeen Asset Management PLC	40,063	170,675
Admiral Group PLC	5,702	138,691
Amec Foster Wheeler PLC	10,574	66,769
Anglo American PLC	51,207	225,611
ARM Holdings PLC	1,325	20,008
ARM Holdings PLC ADR	10,065	455,341
Ashtead Group PLC	21,890	360,191
Associated British Foods PLC	8,330	410,029
AstraZeneca PLC ADR	68,749	2,334,029
Aviva PLC	74,994	566,658
Aviva PLC ADR	9,770	148,602
Babcock International Group PLC	18,717	278,718
BAE Systems PLC	113,795	837,506
Barclays PLC	41,798	135,287
Barclays PLC ADR	92,667	1,200,964
Barratt Developments PLC	29,077	266,455
Berkeley Group Holdings PLC	5,024	272,998
BG Group PLC	80,548	1,168,052
BP PLC ADR	91,825	2,870,449
British American Tobacco PLC	21,380	1,187,425
British American Tobacco PLC ADR	17,420	1,924,039
BT Group PLC	210,910	1,457,643
BT Group PLC ADR	7,614	263,521
Bunzl PLC	10,216	282,205
Burberry Group PLC	12,130	213,353
Capita PLC	18,458	328,409
Capital & Counties Properties PLC	18,588	120,653
Centrica PLC	202,709	651,105
CNH Industrial NV	23,287	158,739
Cobham PLC	46,262	192,032
Compass Group PLC	47,779	826,949
Croda International PLC	5,567	248,132
DCC PLC	3,497	290,380
Diageo PLC ADR	17,633	1,923,231
Direct Line Insurance Group PLC	54,498	325,533
Dixons Carphone PLC	40,603	298,404
DS Smith PLC	42,859	250,029

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-96

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Shares	Value
easyJet PLC	3,554	$90,974
Fiat Chrysler Automobiles NV *	44,212	608,783
G4S PLC	60,220	200,013
GKN PLC	67,990	308,668
GlaxoSmithKline PLC	1,836	37,084
GlaxoSmithKline PLC ADR	72,302	2,917,386
Hargreaves Lansdown PLC	7,079	156,743
HSBC Holdings PLC	23,146	182,655
HSBC Holdings PLC ADR	95,474	3,768,359
Imperial Tobacco Group PLC	29,149	1,533,108
Inchcape PLC	11,684	134,338
Informa PLC	23,909	215,901
Inmarsat PLC	22,399	373,202
InterContinental Hotels Group PLC	2,669	103,567
InterContinental Hotels Group PLC ADR	4,643	179,870
International Consolidated Airlines Group SA	30,860	275,421
Intertek Group PLC	7,354	300,756
ITV PLC	101,592	413,957
J Sainsbury PLC	74,523	283,975
Johnson Matthey PLC	8,010	311,044
Kingfisher PLC	66,649	322,723
Legal & General Group PLC	230,239	908,019
Liberty Global PLC ‘A’ *	512	21,688
Liberty Global PLC ‘C’ *	1,264	51,533
Liberty Global PLC LiLAC ‘A’ *	25	1,034
Liberty Global PLC LiLAC ‘C’ *	63	2,709
Lloyds Banking Group PLC	710,710	764,951
Lloyds Banking Group PLC ADR	132,093	575,925
London Stock Exchange Group PLC	6,199	250,510
Marks & Spencer Group PLC	74,083	492,307
Meggitt PLC	32,514	179,339
Merlin Entertainments PLC ~	24,994	167,496
National Grid PLC	33,955	467,024
National Grid PLC ADR	11,558	803,743
Next PLC	4,631	496,439
Old Mutual PLC (LI)	168,224	442,917
Pearson PLC	4,231	45,725
Pearson PLC ADR	19,396	209,089
Pennon Group PLC	12,579	159,561
Persimmon PLC *	8,557	255,545
Provident Financial PLC	4,284	212,180
Prudential PLC	10,345	231,603
Prudential PLC ADR	23,427	1,056,089
Randgold Resources Ltd	3,089	190,600
Reckitt Benckiser Group PLC	18,078	1,664,061
RELX NV	36,313	610,636
RELX NV ADR	3,798	63,920
RELX PLC	4,850	85,032
RELX PLC ADR	36,088	643,449
Rexam PLC	27,859	247,126
Rightmove PLC	2,517	152,130
Rio Tinto Ltd	17,162	553,715
Rio Tinto PLC	309	9,005
Rio Tinto PLC ADR	35,633	1,037,633
Rolls-Royce Holdings PLC *	76,059	643,799
Royal Bank of Scotland Group PLC *	16,107	71,260
Royal Bank of Scotland Group PLC ADR *	25,508	226,256
Royal Mail PLC	36,095	234,877
RSA Insurance Group PLC	23,142	145,422
SABMiller PLC	21,166	1,267,836
Schroders PLC	3,360	146,333
Schroders PLC NVDR	1,511	50,390
Seadrill Ltd (NYSE) *	10,016	33,954
Seadrill Ltd (XOSL) *	5,495	18,915
Severn Trent PLC	6,933	222,344
Sky PLC	27,215	445,263
Sky PLC ADR	1,754	115,554
Smith & Nephew PLC	19,163	339,180
Smith & Nephew PLC ADR	8,397	298,933

	Shares	Value
Smiths Group PLC	15,558	$215,232
Sports Direct International PLC *	8,054	68,288
SSE PLC	40,200	900,182
St James’s Place PLC	21,935	323,529
Standard Chartered PLC	71,036	589,338
Standard Life PLC	60,963	349,790
Subsea 7 SA *	10,417	73,267
Taylor Wimpey PLC	110,816	330,915
Tesco PLC *	264,925	583,077
The Sage Group PLC	45,219	402,058
The Weir Group PLC	6,133	90,211
Travis Perkins PLC	7,903	228,346
Unilever NV ‘NY’	31,630	1,370,212
Unilever NV CVA	15,780	683,678
Unilever PLC	2,665	114,109
Unilever PLC ADR	35,982	1,551,544
United Utilities Group PLC	16,403	226,055
Vodafone Group PLC	317,475	1,026,881
Vodafone Group PLC ADR	35,218	1,136,133
Whitbread PLC	5,541	358,083
William Hill PLC	29,567	172,539
Wm Morrison Supermarkets PLC	79,598	172,741
WPP PLC	16,734	385,178
WPP PLC ADR	4,705	539,852

		64,791,629

United States - 0.5%

Carnival PLC	1,157	65,692
Carnival PLC ADR	3,509	199,732
QIAGEN NV (XETR) *	4,796	129,755
Samsonite International SA	57,000	171,006
Thomson Reuters Corp (NYSE)	4,579	173,315
Thomson Reuters Corp (TSE)	5,700	215,897
Valeant Pharmaceuticals International Inc (NYSE) *	4,015	408,125
Valeant Pharmaceuticals International Inc (TSE) *	4,900	497,755

		1,861,277

Total Common Stocks (Cost $393,863,776)		392,051,367

	Principal Amount

SHORT-TERM INVESTMENT - 1.0%

Repurchase Agreement - 1.0%

Fixed Income Clearing Corp 0.030% due 01/04/16 (Dated 12/31/15, repurchase price of $4,057,232; collateralized by Freddie Mac: 2.120% due 6/2/21 and value $4,140,000)	$4,057,219	4,057,219

Total Short-Term Investment (Cost $4,057,219)		4,057,219

TOTAL INVESTMENTS - 100.1% (Cost $400,723,199)		398,044,602

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(263,481)

NET ASSETS - 100.0%		$397,781,121

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-97

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

Notes to Schedule of Investments

(a)	As of December 31, 2015, the fund’s composition as a percentage of net assets was as follows:

Financials	22.6%
Consumer Discretionary	14.3%
Industrials	13.0%
Consumer Staples	11.2%
Health Care	10.4%
Materials	8.3%
Energy	5.9%
Telecommunication Services	4.9%
Information Technology	4.9%
Utilities	3.6%
Others (each less than 3.0%)	1.0%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	As of December 31, 2015, the fund’s composition by country of risk as a percentage of net assets was as follows:

Japan	22.3%
United Kingdom	16.3%
Switzerland	8.9%
France	8.6%
Germany	8.2%
Canada	7.0%
Australia	5.8%
Netherlands	3.0%
Others (each less than 3.0%)	20.0%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(c)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2015:

		Total Value at December 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights (1)	$17,355	$17,355	$-	$-
	Preferred Stocks (1)	1,918,661	-	1,918,661	-
	Common Stocks
	Australia	23,099,087	1,821,154	21,277,933	-
	Austria	737,253	-	737,253	-
	Belgium	5,504,741	1,476,307	4,028,434	-
	Bermuda	13,169	13,169	-	-
	Canada	27,758,233	27,758,233	-	-
	Chile	160,493	-	160,493	-
	China	10,291	-	10,291	-
	Colombia	16,148	16,148	-	-
	Denmark	7,261,175	1,232,167	6,029,008	-
	Finland	3,916,203	92,355	3,823,848	-
	France	33,971,670	789,377	33,182,293	-
	Germany	30,721,027	1,446,393	29,274,634	-
	Hong Kong	10,689,680	95,256	10,594,424	-
	Ireland	4,037,954	1,405,910	2,632,044	-
	Israel	2,443,764	1,434,733	1,009,031	-
	Italy	6,907,040	368,817	6,538,223	-
	Japan	88,779,897	5,555,528	83,224,369	-
	Jordan	177,008	-	177,008	-
	Luxembourg	802,724	171,854	630,870	-
	Macau	61,069	-	61,069	-
	Mexico	32,540	-	32,540	-
	Netherlands	11,968,989	5,648,961	6,320,028	-
	New Zealand	484,027	-	484,027	-
	Norway	2,384,843	-	2,384,843	-
	Portugal	541,939	-	541,939	-
	Singapore	4,715,652	-	4,715,652	-
	South Africa	314,332	-	314,332	-
	Spain	11,541,957	458,815	11,083,142	-
	Sweden	10,829,304	100,924	10,728,380	-
	Switzerland	35,516,252	3,647,646	31,868,606	-
	United Kingdom	64,791,629	27,725,041	37,066,588	-
	United States	1,861,277	1,494,824	366,453	-

		392,051,367	82,753,612	309,297,755	-

	Short-Term Investment	4,057,219	-	4,057,219	-

	Total	$398,044,602	$82,770,967	$315,273,635	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further geographical region breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-99

B-98

PACIFIC SELECT FUND

Schedule of Investments (Continued)

Explanation of Symbols and Terms

December 31, 2015

Explanation of Symbols:
*	Non-income producing investments.
"	Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.
§	Variable rate investments. The rate shown is based on the latest available information as of December 31, 2015.
Y	Investments were in default as of December 31, 2015.
±	The security is a perpetual bond and has no definite maturity date.
~	Securities are not registered under the Securities Act of 1933 (1933 Act). These securities are either (1) exempt from registration pursuant to Rule 144A of the 1933 Act and may only be sold to “qualified institutional buyers”, or (2) the securities comply with Regulation S rules governing offers and sales made outside the United States without registration under the 1933 Act and contain certain restrictions as to public resale.
‡	Investments were fully or partially segregated with the broker(s)/custodian as collateral for futures contracts as of December 31, 2015.
+	The values of these investments were determined by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or to the Board of Trustees (“the Board”). Each determination was made in good faith in accordance with the procedures established by the Board and the provisions of the Investment Company Act of 1940 (See Note 3C in Notes to Financial Statements).
>>	Stapled security. A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.

Other Abbreviations:
ADR	American Depositary Receipt
FDR	Fiduciary Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt
‘NY’	New York Shares
PIK	Payment In Kind
REIT	Real Estate Investment Trust

Notes:

(1)	The countries listed in the Schedules of Investments are based on country of risk (See Note 4 in Notes to Financial Statements under Investments and Risks - Foreign and Emerging Markets Investments).

(2)	The description of the companies shown in the Schedules of Investments were obtained from published reports or other sources believed to be reliable, and are not audited by the Independent Registered Public Accounting Firm.

See Notes to Financial Statements

B-99

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2015

	PD 1-3 Year Corporate Bond Portfolio	PD Aggregate Bond Index Portfolio	PD High Yield Bond Market Portfolio	PD Large-Cap Growth Index Portfolio	PD Large-Cap Value Index Portfolio	PD Small-Cap Growth Index Portfolio
ASSETS
Investments, at value	$164,775,704	$848,322,135	$131,974,686	$415,168,088	$487,575,558	$111,314,563
Repurchase agreements, at value	-	-	-	18,982,883	18,235,735	1,644,509
Cash (1)	-	-	-	329	8,856	81,030
Receivables:
Dividends and interest	1,225,640	4,691,765	2,297,073	412,633	882,862	62,729
Fund shares sold	7,375	31,292	20,300	-	-	-
Securities sold	3,272,042	1,392,924	-	-	1,795	1,118
Prepaid expenses and other assets	162	801	124	525	620	140
Total Assets	169,280,923	854,438,917	134,292,183	434,564,458	506,705,426	113,104,089
LIABILITIES
Payables:
Securities purchased	2,514,516	37,311,353	2,116,598	-	-	35,766
Due to custodian	-	-	19	-	-	-
Variation margin	-	-	-	200,180	176,640	17,250
Accrued advisory fees	24,458	98,323	27,736	49,582	56,869	13,623
Accrued support service expenses	2,813	13,789	2,209	7,461	8,739	1,996
Accrued custodian, and portfolio accounting and tax fees	17,130	79,349	30,379	16,295	17,789	9,435
Accrued shareholder report expenses	2,506	12,344	2,127	6,515	7,735	1,662
Accrued trustees’ fees and expenses and deferred compensation	1,040	5,912	1,030	3,109	3,680	808
Accrued other	5,858	16,492	3,932	9,838	11,372	3,541
Total Liabilities	2,568,321	37,537,562	2,184,030	292,980	282,824	84,081
NET ASSETS	$166,712,602	$816,901,355	$132,108,153	$434,271,478	$506,422,602	$113,020,008
NET ASSETS CONSIST OF:
Paid-in capital	$165,614,258	$773,852,767	$123,242,499	$281,908,146	$370,764,748	$87,518,072
Undistributed/accumulated earnings (deficit)	1,098,344	43,048,588	8,865,654	152,363,332	135,657,854	25,501,936
NET ASSETS	$166,712,602	$816,901,355	$132,108,153	$434,271,478	$506,422,602	$113,020,008
Shares outstanding, $.001 par value (unlimited shares authorized)	16,550,340	70,544,768	10,828,867	17,260,681	23,121,232	5,215,534
Net Asset Value Per Share	$10.07	$11.58	$12.20	$25.16	$21.90	$21.67

Investments, at cost	$165,991,319	$847,686,834	$146,740,071	$312,443,084	$449,538,986	$103,969,907
Repurchase agreements, at cost	-	-	-	18,982,883	18,235,735	1,644,509

(1)	Includes cash collateral segregated for open futures contracts in the PD Small-Cap Growth Index Portfolio of $81,000.

See Notes to Financial Statements

C-1

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2015

	PD Small-Cap Value Index Portfolio	PD Emerging Markets Portfolio	PD International Large-Cap Portfolio
ASSETS
Investments, at value	$143,412,483	$113,040,889	$393,987,383
Repurchase agreements, at value	2,193,174	2,078,877	4,057,219
Cash (1)	120,699	-	36,175
Foreign currency held, at value	-	544,619	507,001
Receivables:
Dividends and interest	347,882	74,063	1,336,869
Fund shares sold	-	49,241	70,849
Securities sold	29,661	1,812	16,233
Prepaid expenses and other assets	182	135	483
Total Assets	146,104,081	115,789,636	400,012,212
LIABILITIES
Payables:
Securities purchased	67,298	1,271,250	2,098,524
Variation margin	25,300	-	-
Accrued advisory fees	17,572	43,768	71,262
Accrued support service expenses	2,586	1,897	6,760
Accrued custodian, and portfolio accounting and tax fees	12,142	43,602	32,573
Accrued shareholder report expenses	2,241	1,743	5,991
Accrued trustees’ fees and expenses and deferred compensation	1,079	833	2,837
Accrued foreign capital gains tax	-	64,531	-
Accrued other	4,366	3,759	9,203
Other liabilities	-	90	3,941
Total Liabilities	132,584	1,431,473	2,231,091
NET ASSETS	$145,971,497	$114,358,163	$397,781,121
NET ASSETS CONSIST OF:
Paid-in capital	$123,264,022	$128,672,079	$375,541,154
Undistributed/accumulated earnings (deficit)	22,707,475	(14,313,916)	22,239,967
NET ASSETS	$145,971,497	$114,358,163	$397,781,121
Shares outstanding, $001 par value (unlimited Class P shares authorized)	8,069,761	9,376,789	26,621,061
Net Asset Value Per Share	$18.09	$12.20	$14.94

Investments, at cost	$148,522,641	$133,831,963	$396,665,980
Repurchase agreements, at cost	2,193,174	2,078,877	4,057,219
Foreign currency held, at cost	-	546,086	506,449

(1)	Includes cash collateral segregated for open futures contracts in the PD Small-Cap Value Index Portfolio of $119,400.

See Notes to Financial Statements

C-2

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2015

	PD 1-3 Year Corporate Bond Portfolio	PD Aggregate Bond Index Portfolio	PD High Yield Bond Market Portfolio	PD Large-Cap Growth Index Portfolio	PD Large-Cap Value Index Portfolio	PD Small-Cap Growth Index Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$821	$22,540	$1,125	$6,487,627	$12,140,101	$798,566
Interest, net of foreign taxes withheld	2,230,815	18,139,895	8,464,295	214	193	24
Total Investment Income	2,231,636	18,162,435	8,465,420	6,487,841	12,140,294	798,590

EXPENSES
Advisory fees	280,362	1,124,961	336,014	561,628	655,795	149,311
Support services expenses	7,265	35,794	6,145	19,115	22,667	4,927
Custodian fees and expenses	2,587	45,155	3,268	17,324	17,081	11,723
Portfolio accounting and tax fees	63,709	264,415	121,587	44,757	51,412	25,929
Shareholder report expenses	4,104	19,342	3,201	10,184	12,091	2,680
Legal and audit fees	5,181	25,531	4,361	13,495	16,003	3,472
Trustees’ fees and expenses	2,247	11,343	1,964	5,966	7,089	1,543
Transfer agency fees and expenses	5,810	6,019	5,784	5,982	6,122	5,428
Interest expense	3	5	139	252	235	104
Offering expenses	647	-	-	-	-	-
Other	1,820	9,544	1,796	7,595	9,160	1,880
Total Expenses	373,735	1,542,109	484,259	686,298	797,655	206,997
NET INVESTMENT INCOME (LOSS)	1,857,901	16,620,326	7,981,161	5,801,543	11,342,639	591,593

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	(248,469)	(41,155)	(1,904,288)	13,034,589	29,827,512	6,708,063
Futures contract transactions	-	-	-	757,155	1,211,973	(130,903)
Net Realized Gain (Loss)	(248,469)	(41,155)	(1,904,288)	13,791,744	31,039,485	6,577,160

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities	(603,455)	(14,012,927)	(11,572,859)	1,945,554	(60,973,992)	(9,948,297)
Futures contracts	-	-	-	(227,301)	(307,488)	(116,641)
Change in Net Unrealized Appreciation (Depreciation)	(603,455)	(14,012,927)	(11,572,859)	1,718,253	(61,281,480)	(10,064,938)
NET GAIN (LOSS)	(851,924)	(14,054,082)	(13,477,147)	15,509,997	(30,241,995)	(3,487,778)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,005,977	$2,566,244	($5,495,986)	$21,311,540	($18,899,356)	($2,896,185)

Foreign taxes withheld on dividends and interest	$134	$2,600	$-	$2,955	$5,458	$230

See Notes to Financial Statements

C-3

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2015

	PD Small-Cap Value Index Portfolio	PD Emerging Markets Portfolio	PD International Large-Cap Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$3,146,171	$2,637,440	$10,825,878
Interest, net of foreign taxes withheld	33	549	36
Other	-	-	4,660
Total Investment Income	3,146,204	2,637,989	10,830,574

EXPENSES
Advisory fees	201,402	517,338	819,737
Support services expenses	6,603	5,067	17,566
Custodian fees and expenses	14,513	109,048	60,562
Portfolio accounting and tax fees	30,915	41,887	58,575
Shareholder report expenses	3,542	2,620	9,347
Legal and audit fees	4,657	3,580	12,377
Trustees’ fees and expenses	2,069	1,588	5,440
Transfer agency fees and expenses	5,789	6,372	6,194
Interest expense	78	128	1,472
Other	2,651	2,167	6,973
Total Expenses	272,219	689,795	998,243
NET INVESTMENT INCOME (LOSS)	2,873,985	1,948,194	9,832,331

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions (1)	6,385,885	(958,847)	(2,979,602)
Futures contract transactions	133,139	438,792	-
Foreign currency transactions	(25)	(66,395)	(897)
Net Realized Gain (Loss)	6,518,999	(586,450)	(2,980,499)

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities (2)	(20,608,031)	(19,769,427)	(19,696,699)
Futures contracts	(198,988)	-	-
Foreign currencies	11	(244)	(47,143)
Change in Net Unrealized Appreciation (Depreciation)	(20,807,008)	(19,769,671)	(19,743,842)
NET GAIN (LOSS)	(14,288,009)	(20,356,121)	(22,724,341)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($11,414,024)	($18,407,927)	($12,892,010)

Foreign taxes withheld on dividends and interest	$1,607	$362,822	$1,065,489

(1)	Net realized gain (loss) on investment security transactions for the PD Emerging Markets Portfolio is net of foreign capital gains tax withheld of $4.
(2)	Change in net unrealized appreciation (depreciation) on investment securities for the PD Emerging Markets Portfolio is net of decrease in foreign capital gains tax of $46,320.

See Notes to Financial Statements

C-4

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year/Period Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
	PD 1-3 Year Corporate Bond Portfolio (1)		PD Aggregate Bond Index Portfolio		PD High Yield Bond Market Portfolio
OPERATIONS
Net investment income (loss)	$1,857,901	$699,977	$16,620,326	$14,139,465	$7,981,161	$8,460,807
Net realized gain (loss)	(248,469)	4,550	(41,155)	3,230,234	(1,904,288)	613,058
Change in net unrealized appreciation (depreciation)	(603,455)	(612,160)	(14,012,927)	22,000,306	(11,572,859)	(6,457,584)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,005,977	92,367	2,566,244	39,370,005	(5,495,986)	2,616,281

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	24,585,726	152,501,560	95,113,336	183,511,924	25,731,994	31,053,156
Cost of shares repurchased	(9,892,578)	(1,580,450)	(23,987,938)	(133,064,074)	(53,068,706)	(1,294,353)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	14,693,148	150,921,110	71,125,398	50,447,850	(27,336,712)	29,758,803
NET INCREASE (DECREASE) IN NET ASSETS	15,699,125	151,013,477	73,691,642	89,817,855	(32,832,698)	32,375,084

NET ASSETS
Beginning of Year or Period	151,013,477	-	743,209,713	653,391,858	164,940,851	132,565,767
End of Year or Period	$166,712,602	$151,013,477	$816,901,355	$743,209,713	$132,108,153	$164,940,851

	PD Large-Cap Growth Index Portfolio		PD Large-Cap Value Index Portfolio		PD Small-Cap Growth Index Portfolio
OPERATIONS
Net investment income (loss)	$5,801,543	$4,828,664	$11,342,639	$8,905,119	$591,593	$385,490
Net realized gain (loss)	13,791,744	13,113,135	31,039,485	22,426,758	6,577,160	5,869,758
Change in net unrealized appreciation (depreciation)	1,718,253	24,731,704	(61,281,480)	21,076,456	(10,064,938)	(717,237)
Net Increase (Decrease) in Net Assets Resulting from Operations	21,311,540	42,673,503	(18,899,356)	52,408,333	(2,896,185)	5,538,011

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	42,276,732	54,107,857	77,545,820	64,366,633	28,830,162	19,849,218
Cost of shares repurchased	(12,642,147)	(6,028,805)	(26,744,513)	(7,072,753)	(4,238,981)	(1,676,010)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	29,634,585	48,079,052	50,801,307	57,293,880	24,591,181	18,173,208
NET INCREASE (DECREASE) IN NET ASSETS	50,946,125	90,752,555	31,901,951	109,702,213	21,694,996	23,711,219

NET ASSETS
Beginning of Year	383,325,353	292,572,798	474,520,651	364,818,438	91,325,012	67,613,793
End of Year	$434,271,478	$383,325,353	$506,422,602	$474,520,651	$113,020,008	$91,325,012

	PD Small-Cap Value Index Portfolio		PD Emerging Markets Portfolio		PD International Large-Cap Portfolio
OPERATIONS
Net investment income (loss)	$2,873,985	$2,252,215	$1,948,194	$1,967,021	$9,832,331	$9,505,967
Net realized gain (loss)	6,518,999	7,619,928	(586,450)	2,519,998	(2,980,499)	3,319,408
Change in net unrealized appreciation (depreciation)	(20,807,008)	(4,122,349)	(19,769,671)	(6,200,840)	(19,743,842)	(32,387,408)
Net Increase (Decrease) in Net Assets Resulting from Operations	(11,414,024)	5,749,794	(18,407,927)	(1,713,821)	(12,892,010)	(19,562,033)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	22,684,498	32,818,560	40,341,664	28,161,697	86,822,023	101,671,503
Cost of shares repurchased	(3,644,702)	(2,309,804)	(23,025,508)	(1,714,868)	(24,575,176)	(5,772,352)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	19,039,796	30,508,756	17,316,156	26,446,829	62,246,847	95,899,151
NET INCREASE (DECREASE) IN NET ASSETS	7,625,772	36,258,550	(1,091,771)	24,733,008	49,354,837	76,337,118

NET ASSETS
Beginning of Year	138,345,725	102,087,175	115,449,934	90,716,926	348,426,284	272,089,166
End of Year	$145,971,497	$138,345,725	$114,358,163	$115,449,934	$397,781,121	$348,426,284

(1)	Operations commenced on April 30, 2014.

See Notes to Financial Statements

C-5

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (2)
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
PD 1-3 Year Corporate Bond
2015	$10.01	$0.12	($0.06)	$0.06	$-	$-	$-	$10.07	0.23%	0.23%	1.15%	0.65%	$166,713	52%
2014 (6)	10.00	0.05	(0.04)	0.01	-	-	-	10.01	0.24%	0.24%	0.75%	0.08%	151,013	21%
PD Aggregate Bond Index
2015	$11.54	$0.24	($0.20)	$0.04	$-	$-	$-	$11.58	0.19%	0.19%	2.10%	0.39%	$816,901	69%
2014	10.89	0.23	0.42	0.65	-	-	-	11.54	0.20%	0.20%	2.06%	5.90%	743,210	71%
2013	11.16	0.19	(0.46)	(0.27)	-	-	-	10.89	0.20%	0.20%	1.75%	(2.43%)	653,392	61%
2012	10.92	0.22	0.20	0.42	(0.17)	(0.01)	(0.18)	11.16	0.21%	0.17%	1.97%	3.94%	409,461	72%
2011	10.59	0.30	0.50	0.80	(0.42)	(0.05)	(0.47)	10.92	0.24%	0.17%	2.78%	7.65%	210,305	115%
PD High Yield Bond Market
2015	$12.81	$0.75	($1.36)	($0.61)	$-	$-	$-	$12.20	0.35%	0.35%	5.85%	(4.74%)	$132,108	42%
2014	12.53	0.73	(0.45)	0.28	-	-	-	12.81	0.33%	0.33%	5.63%	2.19%	164,941	11%
2013	11.74	0.74	0.05	0.79	-	-	-	12.53	0.37%	0.36%	6.14%	6.73%	132,566	54%
2012	10.96	0.81	0.80	1.61	(0.76)	(0.07)	(0.83)	11.74	0.39%	0.34%	6.90%	14.91%	109,846	38%
2011	11.42	0.84	(0.26)	0.58	(0.87)	(0.17)	(1.04)	10.96	0.45%	0.34%	7.23%	5.03%	78,287	45%
PD Large-Cap Growth Index
2015	$23.87	$0.34	$0.95	$1.29	$-	$-	$-	$25.16	0.16%	0.16%	1.39%	5.40%	$434,271	18%
2014	21.14	0.32	2.41	2.73	-	-	-	23.87	0.17%	0.17%	1.42%	12.90%	383,325	13%
2013	15.88	0.27	4.99	5.26	-	-	-	21.14	0.18%	0.17%	1.48%	33.17%	292,573	14%
2012	13.97	0.27	1.84	2.11	(0.20)	-	(0.20)	15.88	0.18%	0.17%	1.72%	15.02%	171,268	17%
2011	14.31	0.21	0.13	0.34	(0.18)	(0.50)	(0.68)	13.97	0.20%	0.17%	1.40%	2.39%	100,124	37%
PD Large-Cap Value Index
2015	$22.76	$0.51	($1.37)	($0.86)	$-	$-	$-	$21.90	0.16%	0.16%	2.29%	(3.77%)	$506,423	19%
2014	20.11	0.45	2.20	2.65	-	-	-	22.76	0.16%	0.16%	2.13%	13.19%	474,521	15%
2013	15.21	0.39	4.51	4.90	-	-	-	20.11	0.17%	0.17%	2.16%	32.23%	364,818	13%
2012	13.72	0.37	1.93	2.30	(0.28)	(0.53)	(0.81)	15.21	0.18%	0.17%	2.48%	17.17%	217,539	16%
2011	13.95	0.32	(0.29)	0.03	(0.24)	(0.02)	(0.26)	13.72	0.20%	0.17%	2.30%	0.19%	119,964	36%
PD Small-Cap Growth Index
2015	$22.02	$0.13	($0.48)	($0.35)	$-	$-	$-	$21.67	0.19%	0.19%	0.55%	(1.60%)	$113,020	36%
2014	20.90	0.10	1.02	1.12	-	-	-	22.02	0.21%	0.21%	0.50%	5.39%	91,325	37%
2013	14.62	0.10	6.18	6.28	-	-	-	20.90	0.22%	0.21%	0.55%	42.88%	67,614	44%
2012	13.73	0.18	1.78	1.96	(0.18)	(0.89)	(1.07)	14.62	0.27%	0.21%	1.22%	14.30%	41,135	79%
2011	15.52	0.07	(0.58)	(0.51)	(0.09)	(1.19)	(1.28)	13.73	0.31%	0.21%	0.45%	(3.27%)	27,998	68%
PD Small-Cap Value Index
2015	$19.56	$0.38	($1.85)	($1.47)	$-	$-	$-	$18.09	0.19%	0.19%	2.00%	(7.50%)	$145,971	31%
2014	18.80	0.36	0.40	0.76	-	-	-	19.56	0.19%	0.19%	1.91%	4.00%	138,346	32%
2013	14.00	0.32	4.48	4.80	-	-	-	18.80	0.21%	0.21%	1.92%	34.35%	102,087	41%
2012	12.63	0.38	1.85	2.23	(0.33)	(0.53)	(0.86)	14.00	0.26%	0.21%	2.73%	17.62%	62,297	63%
2011	14.60	0.27	(1.11)	(0.84)	(0.27)	(0.86)	(1.13)	12.63	0.32%	0.21%	1.93%	(5.82%)	34,106	63%
PD Emerging Markets
2015	$14.51	$0.24	($2.55)	($2.31)	$-	$-	$-	$12.20	0.62%	0.62%	1.74%	(15.96%)	$114,358	25%
2014	14.79	0.28	(0.56)	(0.28)	-	-	-	14.51	0.59%	0.59%	1.85%	(1.88%)	115,450	12%
2013	15.25	0.24	(0.70)	(0.46)	-	-	-	14.79	0.69%	0.69%	1.66%	(3.00%)	90,717	1%
2012	13.32	0.22	2.07	2.29	(0.21)	(0.15)	(0.36)	15.25	0.86%	0.86%	1.56%	17.42%	51,453	3%
2011	16.55	0.22	(3.24)	(3.02)	(0.19)	(0.02)	(0.21)	13.32	0.92%	0.92%	1.45%	(18.20%)	31,023	6%

See Notes to Financial Statements	See explanation of references on page C-7

C-6

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (2)
For the Year Ended	Net Asset Value, Beginning of Year	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year (in thousands)	Portfolio Turnover Rates
PD International Large-Cap
2015	$15.43	$0.40	($0.89)	($0.49)	$-	$-	$-	$14.94	0.26%	0.26%	2.56%	(3.14%)	$397,781	6%
2014	16.30	0.49	(1.36)	(0.87)	-	-	-	15.43	0.27%	0.27%	3.03%	(5.34%)	348,426	4%
2013	13.54	0.40	2.36	2.76	-	-	-	16.30	0.28%	0.28%	2.68%	20.39%	272,089	1%
2012	11.82	0.37	1.66	2.03	(0.31)	-	(0.31)	13.54	0.37%	0.30%	2.90%	17.12%	174,368	2%
2011	13.77	0.37	(2.05)	(1.68)	(0.27)	-	(0.27)	11.82	0.46%	0.30%	2.78%	(12.16%)	94,069	1%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Since January 1, 2013, no dividends and capital gains distributions have been made by the Pacific Dynamix Underlying Funds under the current dividend and distribution policy (see Note 2B in Note to Financial Statements).
(3)	The ratios for periods of less than one full year are annualized.
(4)	The ratios of expenses after expense reductions to average daily net assets are after adviser expense reimbursements, if any. The investment adviser to the Trust reimbursed certain operating expenses under the expense limitation agreements and such agreements expired on April 30, 2013. The PD Aggregate Bond Index, PD Large-Cap Value Index, and PD Small-Cap Value Index Portfolios had expense reimbursements for the year ended December 31, 2013 that are not reflected in the above table due to rounding.
(5)	Total returns for periods of less than one full year are not annualized.
(6)	Operations commenced on April 30, 2014.

See Notes to Financial Statements

C-7

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Pacific Select Fund (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end, management investment company, and is organized as a Massachusetts business trust. Pacific Life Fund Advisors LLC (“PLFA” or “Adviser”) serves as investment adviser to the Trust. As of December 31, 2015, the Trust was comprised of fifty-six separate funds, nine of which are presented in these financial statements (each individually a “Fund,” and collectively the “Funds” or the “Pacific Dynamix Underlying Funds”): PD 1-3 Year Corporate Bond Portfolio, PD Aggregate Bond Index Portfolio, PD High Yield Bond Market Portfolio, PD Large-Cap Growth Index Portfolio, PD Large-Cap Value Index Portfolio, PD Small-Cap Growth Index Portfolio, PD Small-Cap Value Index Portfolio, PD Emerging Markets Portfolio, and PD International Large-Cap Portfolio.

The Pacific Dynamix Underlying Funds currently offer Class P shares only.

Presently only the Pacific Dynamix — Conservative Growth, Pacific Dynamix — Moderate Growth, and Pacific Dynamix — Growth Portfolios (collectively, the “Pacific Dynamix Portfolios”) and the Adviser and certain of its affiliates can invest in the Pacific Dynamix Underlying Funds.

There is a separate annual report containing the financial statements for the Pacific Dynamix Portfolios, which is available without charge. For information on how to obtain the annual report for the Pacific Dynamix Portfolios, see the Where to Go for More Information section of this report on page F-21.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund qualifies as an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to the Investment Companies Topic of U.S. GAAP.

A. INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are recorded on a trade date basis. Securities purchased or sold on a when-issued or delayed-delivery basis as well as certain loan transactions and mortgage securities (such as Government National Mortgage Association (“GNMA”) securities) may be settled a month or more after the trade date. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities, which are recorded as soon as a Fund is informed of the ex-dividend date or upon receipt of the dividend. A Fund’s estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. Interest income, adjusted for amortization of premium and accretion of discount, is recorded daily on an accrual basis. Investment income is recorded net of foreign taxes withheld, if any. A Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. A Fund will accrue such taxes and reclaims as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which a Fund invests. Consent fees, which are compensation for agreeing to changes in the terms of debt instruments, are recorded as interest income when received. Realized gains and losses from investment transactions are recorded on the basis of identified cost. Gains and losses realized on principal paydowns from mortgage-backed and asset-backed securities are recorded as interest income. Litigation settlements on securities that were previously held are recorded as realized gains on investment securities.

B. DISTRIBUTIONS TO SHAREHOLDERS

Each Pacific Dynamix Underlying Fund presented in these financial statements is treated as a partnership for Federal income tax purposes. As partnerships, none of these Funds are required to distribute taxable income and capital gains (see Note 10). No dividends and capital gains distributions have been made by the Pacific Dynamix Underlying Funds under the current dividend and distributions policy.

C. FOREIGN CURRENCY TRANSLATION

The Trust’s accounting records are maintained in U.S. dollars. The market value of investments and other assets and liabilities, which are denominated in non-U.S. currencies, are translated into U.S. dollars based on the applicable exchange rates at the end of each business day. Purchases and sales of investments and income and expenses, denominated in foreign currencies, are translated into U.S. dollars at the exchange rates in effect on the transaction date.

None of the Funds separately report the effect of changes in foreign exchange rates from changes in market prices of investments held. Such changes are included with the net realized gain or loss and change in net unrealized appreciation or depreciation on investments. Other foreign currency transactions resulting in realized and unrealized gain or loss, if any, are reported separately as net realized gain or loss on foreign currency transactions and change in net unrealized appreciation or depreciation on foreign currencies.

D. EXPENSE ALLOCATION

General expenses of the Trust are allocated to each Fund in proportion to its relative average daily net assets. Expenses directly attributable to a particular Fund are charged directly to that Fund.

E. OFFERING COSTS

A new Fund bears all costs (or the applicable pro-rata share if there is more than one new Fund) associated with the offering expenses of the Fund including legal, printing, and support services (see Notes 6 and 7A). All such costs are amortized as an expense of the new Fund on a straight-line basis over twelve months from commencement of operations.

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3. VALUATION AND FAIR VALUE MEASUREMENTS

A. VALUATION POLICY

The Trust’s Board of Trustees (the “Board”) has adopted a policy (“Valuation Policy”) for determining the value of the Trust’s investments each business day. Under the Valuation Policy, the Board has delegated certain functions to the Trustee Valuation Committee (“TVC”) and/or the Valuation Oversight Committee (“VOC”) or its delegate to determine the fair value of certain investments, which includes using third party pricing services. Each valuation committee that values the Funds’ investments does so in accordance with the Valuation Policy. Notes 3B and 3C below describe in greater detail the methodologies used to value each Fund’s investments.

B. NET ASSET VALUE

Each Fund presented in these financial statements is divided into shares. The price per share of a Fund’s shares is called the net asset value (“NAV”). The NAV forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. Each Fund’s NAV is calculated by taking the total value of a Fund’s assets, subtracting a Fund’s liabilities, and dividing by the total number of shares outstanding.

Each Fund’s NAV is calculated once per day, every day the New York Stock Exchange (“NYSE”) is open, including days when foreign markets and/or bond markets are closed. For purposes of calculating the NAV, the value of investments held by each Fund is generally determined as of the scheduled closing time of the NYSE, which is usually 4:00 p.m. Eastern Time. Information that becomes known to the Trust or its agents after the scheduled close of the NYSE on a particular day will not normally be used to retroactively adjust the price of an investment for that same business day. Such information may include late dividend notifications, legal or regulatory matters, corporate actions, and corrected/adjusted last sales prices or official closing prices from an exchange.

Each Fund’s NAV will not be calculated on days when the NYSE is closed. There may be a delay in calculating the NAV if: (i) the NYSE is closed on a day other than a regular holiday or weekend, (ii) trading on the NYSE is restricted, (iii) an emergency exists (as determined by the Securities and Exchange Commission (“SEC”)), making the sale of investments or determinations of NAV not practicable, or (iv) the SEC permits a delay for the protection of shareholders.

Certain Funds may hold investments that are primarily listed on foreign exchanges. Because those investments trade on weekends and other days when the Funds do not calculate their NAVs, the value of those investments may change on days when a shareholder will not be able to purchase or redeem shares of those Funds.

C. INVESTMENT VALUATION

The value of each security or other investment is the amount which a Fund might reasonably expect to receive for the investment upon its current sale in the ordinary course of business. For purposes of calculating the NAV, the value of investments held by each Fund is based primarily on pricing data obtained from various sources approved by the Board.

Domestic Equity Investments

For domestic equity investments (including exchange-traded funds), the Funds generally use the official closing price or last reported sale price from an exchange as of the scheduled closing time of the NYSE and do not normally take into account trading, clearances or settlements that take place after the scheduled close of the NYSE. Investments for which no official closing price or last reported sales price are reported are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

Foreign Equity Investments

For foreign equity investments, the Funds generally use the official closing price or the last reported sale price from the principal foreign exchanges, which may be earlier than the scheduled close of the NYSE. The Trust then may adjust for market events occurring between the close of certain foreign exchanges and the scheduled close of the NYSE. The Trust has retained an independent statistical analysis service approved by the Board to assist in determining the value of certain foreign equity investments. This service utilizes proprietary computer models based on historical performance of markets and other considerations to determine adjustments for market events. Quotations of foreign investments in foreign currencies and those valued using forward currency rates are converted into U.S. dollar equivalents using a foreign exchange quotation from an approved source.

Exchange Traded Futures, Options and Swaps

Exchange traded futures, options and swaps are generally valued using the settlement price determined by the relevant exchange. Exchange traded futures, options and swaps for which no settlement price is reported, are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

Over-the-Counter (“OTC”) Investments

OTC investments (including swaps and options) are generally valued by approved pricing services that use evaluated prices from various observable market and other factors. Certain OTC swap agreements are generally valued using industry pricing models, broker quotes or other methodologies pursuant to the Valuation Policy. Forward foreign currency contracts are generally valued using the mean between broker-dealer bid and ask quotations, and foreign currency exchange rates gathered from leading market makers.

Domestic and Foreign Debt Investments

Debt investments are generally valued using the mean between bid and ask prices provided by approved pricing and quotation services, which are based upon evaluated prices determined from various observable market and other factors. Certain debt investments are valued by using a benchmark, matrix, or other pricing methodology approved pursuant to the Valuation Policy.

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NOTES TO FINANCIAL STATEMENTS (Continued)

Investments in Other Investment Companies

Fund investments in other investment companies are valued at their respective NAVs at the time of computation.

Investment Values Determined by a Valuation Committee

The Trust’s Valuation Policy includes methodologies approved for valuing investments in circumstances where market quotations are not readily available. In such circumstances, the Valuation Policy provides that the value of such investments may be determined in accordance with Board approved formulas and methodologies (“Alternate Valuation Methodologies”). Under the Valuation Policy these Alternate Valuation Methodologies may include, among others, amortized cost, the use of broker quotes, the use of purchase prices, and benchmark and matrix pricing. In the event market quotations or Alternate Valuation Methodologies are not readily available or are determined to be unreliable, the value of the investments will be determined in good faith by the TVC or determined by the VOC or its delegate pursuant to the Valuation Policy and then subsequently submitted for approval or ratification to either the TVC or the Board. Valuations determined by the TVC or the VOC or its delegate may require subjective inputs about the value of such investments. While these valuations are intended to estimate the value a Fund might reasonably expect to receive upon the current sale of the investments in the ordinary course of business, such values may differ from the value that a Fund would actually realize if the investments were sold or values that would be obtained if a different valuation methodology had been used.

Market quotations are considered not readily available if: (i) the market quotations received are deemed unreliable or inaccurate, (ii) approved pricing services do not provide a valuation for a particular investment, or (iii) material events occur after the close of the principal market for a particular investment but prior to the scheduled close of the NYSE.

D. FAIR VALUE MEASUREMENTS AND DISCLOSURES

The Trust characterizes its investments as Level 1, Level 2 or Level 3 based upon the various inputs or methodologies used to value the investments. Under the Valuation Policy, the VOC determines the level in which each investment is characterized. The VOC includes investment, legal, and compliance members of the Trust’s Adviser, accounting members of Pacific Life Insurance Company and the Trust’s Chief Compliance Officer (“CCO”). The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

● Level 1 –	Quoted prices (unadjusted) in active markets for identical investments
● Level 2 –	Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data
● Level 3 –	Significant unobservable inputs that are not corroborated by observable market data

The VOC reviews the Valuation Policy periodically (at least annually) to determine the appropriateness of the pricing methodologies used to value each Fund’s investments. The VOC also periodically evaluates how the Trust’s investments are characterized within the three-tier hierarchy and the appropriateness of third party pricing sources. The VOC also periodically (at least annually) conducts back-testing of the value of various Level 2 and Level 3 investments to evaluate the effectiveness of the pricing methodologies including the unobservable inputs used to value those investments. Such back-testing includes comparing Level 2 and Level 3 investment values to subsequently available exchange-traded prices, transaction prices, and/or observable vendor prices. All changes to the Valuation Policy are reported to the Board on a quarterly basis with material changes, as determined by the Trust’s CCO, requiring approval by the Board.

The inputs or methodologies used for characterizing each Fund’s investments within the three-tier hierarchy are not necessarily an indication of the relative risks associated with investing in those investments. Foreign equity investments that are valued with the assistance of a statistical research service approved by the Board and based on significant observable inputs (as described in Note 3C) are reflected as Level 2. Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. Transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the end of the reporting period. A summary of each Fund’s investments as of December 31, 2015, as categorized under the three-tier hierarchy of inputs, can be found in the Notes to Schedule of Investments section of each Fund’s Schedule of Investments.

The following is a description of valuation inputs and techniques that the Trust currently utilizes to fair value each major category of assets and liabilities:

Equity Securities (Common and Preferred Stock) and Mutual Funds

Equity securities (foreign or domestic) that are actively traded on a securities exchange are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to these securities, they are categorized as Level 1. Equity securities traded on inactive markets and certain foreign equity securities are fair valued using significant other observable inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from pricing vendors that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable and timely, the fair values of these securities would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Investments in registered mutual funds, including affiliated registered mutual funds, are valued at their respective NAV and are categorized as Level 1.

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U.S. Treasury Obligations

U.S. Treasuries are fair valued based on pricing models that evaluate the mean between the most recently published bid and ask price from market data sources. The models also take into consideration yield curves and data received from active market makers and inter-dealer brokers. Yield curves change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable and timely, the fair values of U.S. Treasury obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Mortgage-Backed Securities and Asset-Backed Securities

Mortgage-backed securities, including government sponsored enterprises, are fair valued using pricing models based on inputs that include issuer type, coupon, and cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic, and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable and timely, the fair values of mortgage-backed securities would be categorized as Level 2; otherwise the fair value would be categorized as Level 3.

Asset-backed securities and collateralized mortgage obligations are fair valued using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable and timely, the fair values of asset-backed securities and collateralized mortgage obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Municipal Bonds

Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Foreign Government Bonds and Notes

Foreign government bonds and notes are fair valued based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored daily for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable and timely, the fair values of foreign government bonds and notes would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Corporate Bonds and Notes and U.S. Government Agency Issues

Corporate bonds held by a Fund are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, issuer credit information, and option-adjusted spread models where applicable. Fair values for high yield bonds are based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds, and sector-specific trends. To the extent that these inputs are observable and timely, the fair values of corporate bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

U.S. Government Agency Issues are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer, issuer credit information, and option-adjusted spread models where applicable. To the extent that these inputs are observable and timely, the fair values of U.S. Government Agency Issues would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Futures Contracts

Futures contracts and options on futures contracts that are actively traded on commodity exchanges are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to futures contracts, they are categorized as Level 1. To the extent that valuation adjustments are observable and timely, the fair values of futures contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Credit-Oriented Investments

For non-publicly traded instruments that represent debt to the Trust, the carrying amount approximates fair value due to the relatively short-term maturity of these financial instruments. The Trust may use market transactions for identical or similar instruments or a market yield approach, which utilizes expected future cash flows that are discounted using estimated current market rates. Discounted cash flow calculations may be adjusted to reflect current market conditions and/or the perceived credit risk of each Fund as applicable. Consideration may also include an evaluation of collateral. To the extent that these inputs are observable and timely, the fair values for credit-oriented investments are categorized as Level 2; otherwise the fair values would be categorized as Level 3.

4. INVESTMENTS AND RISKS

General Investment Risks

An investment in each Fund represents an indirect investment in the assets owned by that Fund. As with any mutual fund, the value of the assets owned by each Fund may move up or down, and as a result, an investment in a Fund at any point in time may be worth more or less than the original amount invested.

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A Fund’s transactions in listed securities are settled/paid for upon delivery to or from their counterparties; therefore, the risk of counterparty default for listed securities is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligations.

Market and Regulatory Risks

Events in the financial markets and economy may cause volatility and uncertainty and affect Fund performance. Market events may affect a single issuer, industry, sector, or the market as a whole. In addition, because of interdependencies between markets, events in one market may adversely impact other markets or issuers in which a Fund invests in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and a Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests. Governmental and regulatory actions, including tax law changes, may also impair Fund management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact a Fund in unforeseen ways, such as causing the Fund to alter its existing strategies or potentially, to liquidate and close.

Equity Investments

Stock markets are volatile. Equity investments tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

Debt Investments

Debt investments are subject to many risks, including, but not limited to, interest rate risk, credit risk, market and regulatory risk, price volatility, and liquidity risk, which may affect their value. There is a risk that an issuer or guarantor of a debt investment might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce a Fund’s income or ability to recover amounts due and may reduce the value of the debt investment, sometimes dramatically. High Yield/high risk or “junk” securities may be more volatile than higher rated securities. High yield/high risk securities (including loans) are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities, especially during periods of economic uncertainty or during economic downturns. Debt investments, including bonds, fixed rate loans, and short-term instruments may be affected by changes in interest rates. Debt investments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt investments with shorter durations or floating or adjustable interest rates. The value of debt investments may fall when interest rates rise. Certain debt investments may be difficult to value, purchase, and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale.

Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. The negative impact on debt investments from potential interest rate increases could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, regulations applicable to and changing business practices of broker-dealers that make markets in debt investments may result in those broker-dealers restricting their market making activities for certain debt investments, which may reduce the liquidity and increase the volatility of such debt investments.

Certain asset-backed instruments, such as collateralized debt obligations, collateralized mortgage obligations, and other mortgage-related securities, structured investment vehicles, and other debt investments may have exposure to subprime loans or subprime mortgages, which are loans to persons with lower credit ratings. These instruments may present credit risk that is not transparent and that is greater than indicated by their ratings. The value of these instruments may be more acutely affected by downturns in the credit markets or the real estate market than certain other investments, and it may be difficult to value these instruments because of a thin secondary market.

Foreign and Emerging Markets Investments

Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Investments in or exposure to investments in emerging market countries may be riskier than investments in or exposure to investments in U.S. and certain developed markets.

The countries listed in the Schedules of Investments for individual investment holdings (each a “Holding”) are each considered the country of risk to which a Holding, and therefore the Fund, is exposed. Each Holding’s country of risk is obtained from a third-party source that uses factors such as reporting currency, sales/revenue and location of management of the Holding’s issuer to determine country of risk. The country of risk may not be exclusive, however, as there may be other countries of risk to which a Holding is exposed that are not disclosed, although the country identified is expected to be the primary country of risk for that Holding. A Holding is generally subject to greater country risk based on where it conducts business or is economically tied to rather than where it is formed or incorporated. Foreign markets risks may include currency risk, market and regulatory risk, liquidity risk, emerging markets risk and geographic focus risk, among other risks.

Mortgage-Related and Other Asset-Backed Securities

Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), collateralized loan obligations (“CLOs”), mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by and payable from,

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mortgage loans secured by real property. Mortgage-related and other asset-backed securities are debt securities issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality, that are collateralized by a pool of mortgages, mortgage pass-through securities, U.S. Government securities or other assets. The value of some mortgage-related and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgage and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or issuers will meet their obligations.

SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (“IOs”), which receive all of the interest, and principal-only securities (“POs”), which receive the entire principal. The cash flows and yields on IOs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans. If the underlying mortgages experience higher than anticipated prepayments, an investor in IOs of SMBS may fail to recoup fully its initial investment, even if the IOs are highly rated or are derived from securities guaranteed by the U.S. Government. Unlike other debt and other mortgage-backed securities, the market value of IOs tends to move in the same direction as interest rates. As prepayments on the underlying mortgages of POs increase, the yields on POs increase. Payments received from IOs are recorded as interest income. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security on the coupon date until maturity. These adjustments are included in interest income. Payments received from POs are treated as reductions to the cost and par value of the securities. Any excess principal paydown gains or losses associated with the payments received are recorded as interest income.

U.S. Government Securities

Certain Funds may invest in securities issued by U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of, and in certain cases, guaranteed by the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury Bills, Treasury Notes, Treasury Bonds, and securities guaranteed by GNMA (or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. Securities not backed by the full faith and credit of the U.S. Government may be subject to a greater risk of default. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA and FHLMC are government-sponsored corporations, the common stocks of which are owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Securities

Certain Funds may purchase and sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by a Fund is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss. Risk may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts, or if the issuer does not issue the securities due to political, economic, or other factors.

Delayed-Delivery Transactions

Certain Funds may purchase or sell securities on a delayed-delivery basis. Payment and delivery may take place after the customary settlement period for that security. The price or yield of the underlying securities is fixed at the time the transaction is negotiated. When delayed-delivery purchases are outstanding, a Fund will set aside, and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Repurchase Agreements

Certain Funds may enter into repurchase agreements with institutions that the Adviser or sub-adviser has determined are creditworthy. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying security (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the security at an agreed upon price and time. Repurchase agreements permit a Fund to maintain liquidity and potentially earn income over periods of time that may be as short as overnight. The collateral for all repurchase agreements are held in safekeeping for the benefit of the Funds at the Trust’s custodian, or broker-dealer, or a designated sub-custodian under a tri-party repurchase

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NOTES TO FINANCIAL STATEMENTS (Continued)

agreement. All repurchase agreements entered into by a Fund are collateralized with cash or securities of a type that the Fund is permitted to hold. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest.

In the event of default on the obligation to repurchase a security held by a Fund as collateral, the Fund has the right to liquidate the security and apply the proceeds to the counterparty’s obligations to the Fund under the repurchase agreement. Upon an event of default under the repurchase agreement, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed, limited or wholly denied.

Segregation and Collateral

If a Fund engages in certain transactions such as derivative investments; or repurchase agreements, securities lending transactions, or repurchase-to-maturity transactions accounted for as secured borrowings, it may require collateral in the form of cash or investments to be held in segregated accounts at the Trust’s custodian, with an exchange or clearing member firm, or segregated on the Fund’s books and records maintained by the custodian and/or the manager of each Fund. In each instance that segregation of collateral is required, it is done so in accordance with the 1940 Act and/or any interpretive guidance issued by the SEC. In the event of the counterparty default on the transaction, a Fund has the right to liquidate the collateral and apply the proceeds to the counterparty’s obligations to that Fund. Upon an event of default, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed, limited or wholly denied. There is also a possibility that a Fund could experience a delay in selling investments that are segregated as collateral.

5. DERIVATIVE INVESTMENTS AND RISKS, AND ENFORCEABLE MASTER NETTING ARRANGEMENTS

A. PRINCIPAL MARKET RISKS MANAGED BY INVESTING IN DERIVATIVES

Derivative instruments are investments whose values are tied to the value of an underlying security or asset, a group of assets, interest rates, exchange rates, currency or an index. Certain Funds are permitted to invest in derivative instruments, including, but not limited to, futures contracts, option contracts, forward foreign currency contracts and swap agreements. Derivatives may have little or no initial cash investment value relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This is sometimes referred to as leverage. Leverage can magnify a Fund’s gains and losses and therefore increase its volatility. A Fund’s investments in derivatives may increase, decrease or change the level or types of exposure to certain risk factors. The primary risks a Fund may attempt to manage through investing in derivative instruments include, but are not limited to, interest rate, foreign investments and currency, price volatility, and credit (including counterparty) risks.

Interest Rate Risk – A Fund may be exposed to interest rate risk through investments in debt securities. Interest rate risk is the risk that debt securities will decline in value as a result of changes in interest rates. For example, the value of bonds, fixed rate loans and short-term money market instruments may decline in value when interest rates rise. In a low interest rate environment, the risks associated with rising interest rates are heightened. Debt securities with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt securities with shorter durations or money market instruments. Therefore, duration is a potentially useful tool to measure the sensitivity of a debt security’s yield (market price to interest rate movement). To manage these risks, certain Funds may invest in derivative instruments tied to interest rates.

Foreign Investments and Currency Risk – A Fund may be exposed to foreign investments and/or currency risk through direct investment in securities or through options, futures or currency transactions. The prices of foreign securities that are denominated in foreign currencies are affected by the value of the U.S. dollar. With respect to securities denominated in foreign currencies, in general, as the value of the U.S. dollar rises, the U.S. dollar price of a foreign security will fall. As the value of the U.S. dollar falls, the U.S. dollar value of the foreign security will rise. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting guidance and controls, less secure foreign banks or securities depositories than those in the U.S., foreign taxation issues, and foreign controls on investments. As a result, a Fund’s investments in foreign currency-denominated securities and other foreign investments may reduce the returns of the Fund. To manage these risks, certain Funds may invest in derivative instruments tied to foreign investments and/or currencies.

Price Volatility Risk – Derivatives tied to equity and debt securities are exposed to potential price volatility. Debt securities are affected by many factors, including prevailing interest rates, market conditions, and market liquidity. Volatility of below investment grade debt securities (including loans) may be relatively greater than for investment grade debt securities. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors. To manage these risks, certain Funds may invest in various derivative instruments. Derivative instruments may be used to manage a Fund’s exposure to price volatility risk but may also be subject to greater price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Credit and Counterparty Risk – Credit risk is the risk that a debt security’s issuer (or borrower or counterparty) will be unable or unwilling to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or may go bankrupt. This is also sometimes described as counterparty risk. A Fund may lose money if the issuer or

D-7

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

guarantor of debt security, or counterparty of a derivative contract, repurchase or reverse repurchase agreement, or a loan of Fund securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. A Fund may attempt to minimize concentrations of credit risk by undertaking transactions with a large number of borrowers or counterparties on recognized and reputable exchanges. A Fund’s investments in debt investments may range in quality from those rated in the lowest category in which it is permitted to invest to those rated in the highest category by a rating agency, or if unrated, determined by the manager to be of comparable quality.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default. Financial assets of counterparties, which potentially expose a Fund to counterparty risk, consist mainly of cash due from counterparties and investments. Certain managers may attempt to minimize credit risks to the Funds by performing extensive reviews of each counterparty, entering into transactions with counterparties that the manager believes to be creditworthy at the time of the transaction and requiring the posting of collateral in applicable transactions. To manage these risks, certain Funds may invest in derivative instruments tied to a security issuers’ financial strength.

B. DERIVATIVE INVESTMENTS

In addition to managing the market risks described above, certain Funds, if permitted by their investment objectives, may also invest in derivatives for purposes of hedging, duration management, to gain exposure to specific investment opportunities, as a substitute for securities, to enhance returns, or to otherwise help achieve a Fund’s investment goal. Each derivative instrument and the reasons a Fund invested in derivatives during the reporting period are discussed in further detail below.

Futures Contracts – A futures contract is a commitment to buy or sell a specific amount of a financial instrument or commodity at a negotiated price on a specified future date. Futures contracts are subject to the possibility of illiquid markets, and the possibility of an imperfect correlation between the value of the instruments and the underlying securities. Initial margin deposits are made upon entering into futures contracts and can be funded with either cash or securities. During the period a futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s cost of the contract. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

During the reporting period, the following Funds entered into futures contracts for the reasons described: The PD Large-Cap Growth Index, PD Large-Cap Value Index, PD Small-Cap Growth Index, and PD Small-Cap Value Index Portfolios utilized futures to provide market exposure proportionate to the size of each Fund’s cash flows and residual cash balances. The PD Emerging Markets Portfolio used futures in connection with the settlement of Fund securities transactions, to exchange one currency for another, and to equitize large flows of cash.

The following is a summary of the location of fair value amounts of derivative investments, if any, disclosed in the Trust’s Statements of Assets and Liabilities:

Location on the Statements of Assets and Liabilities
Derivative Investments Risk Type	Asset Derivative Investments	Liability Derivative Investments
Equity contracts	Receivable: Variation margin	Payable: Variation margin

The following is a summary of fair values of investments in equity futures contracts disclosed in the Trust’s Statements of Assets and Liabilities, as of December 31, 2015:

	Total Value of Equity Contracts* as of December 31, 2015
Portfolio	Assets	Liabilities
PD Large-Cap Growth Index	$-	($207,834)
PD Large-Cap Value Index	-	(121,769)
PD Small-Cap Growth Index	-	(11,682)
PD Small-Cap Value Index	-	(21,676)

*	Includes cumulative appreciation and depreciation of futures contracts as reported in the Notes to Schedules of Investments.

The following is a summary of the location of realized gains and losses and changes in net unrealized appreciation and depreciation of derivative investments, if any, disclosed in the Trust’s Statements of Operations:

Derivative Investment Risk Type	Location of Gain (Loss) on Derivative Investments Recognized in the Statements of Operations
Equity contracts	Net realized gain (loss) on futures contract transactions
Change in net unrealized appreciation (depreciation) on futures contracts

D-8

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a summary of each Fund’s realized gain and/or loss and change in net unrealized appreciation and/or depreciation on investments in equity futures contracts recognized in the Trust’s Statements of Operations for the year ended December 31, 2015:

	Realized Gain (Loss) and Unrealized Appreciation (Depreciation) on Derivative Investments in Equity Futures Contracts Recognized in the Statements of Operations
Portfolio	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
PD Large-Cap Growth Index	$757,155	($227,301)
PD Large-Cap Value Index	1,211,973	(307,488)
PD Small-Cap Growth Index	(130,903)	(116,641)
PD Small-Cap Value Index	133,139	(198,988)
PD Emerging Markets	438,792	-

The following is a summary of the average number of positions and values of futures contracts for the year ended December 31, 2015:

	Average Derivative Positions and Value of Futures Contracts
Portfolio	Number of Positions	Value
PD Large-Cap Growth Index	2	($107,694)
PD Large-Cap Value Index	1	(76,243)
PD Small-Cap Growth Index	1	(23,305)
PD Small-Cap Value Index	1	7,455
PD Emerging Markets	1	204,249

The table shown above and the amounts of net realized gains and losses and changes in net unrealized appreciation and depreciation on derivative investments as disclosed in the Statements of Operations serve as indicators of volume of futures contracts for each applicable Fund for the year ended December 31, 2015.

C. ENFORCEABLE MASTER NETTING ARRANGEMENTS

Master Agreements and Netting Arrangements – Certain Funds are parties to various agreements, including but not limited to International Swaps and Derivatives Association Agreements and related Credit Support Annex, Master Repurchase Agreements, and Master Securities Forward Transactions Agreements (collectively “Master Agreements”), which govern the terms of certain transactions with select counterparties. These Master Agreements generally include provisions for general obligations, representations, agreements, collateral, and certain events of default or termination. These Master Agreements also include provisions for netting arrangements that help reduce credit and counterparty risk associated with relevant transactions. The netting arrangements are generally tied to credit related events that if triggered, would cause an event of default or termination giving a Fund or counterparty the right to terminate early and cause settlement, on a net basis, of all transactions under the applicable Master Agreement. In the event of an early termination as a result of an event of default under the Master Agreement, the total value exposure of all transactions will be offset against collateral exchanged to date, which would result in a net receivable or payable that would be due from or to the counterparty. Credit related events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/ moratorium. Any election made by a counterparty to early terminate the transactions under a Master Agreement could have a material adverse impact on a Fund’s financial statements. A Fund’s overall exposure to credit risk, subject to netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions under the relevant Master Agreement with a counterparty in a given Fund exceeds a specified threshold, net of collateral already in place, which typically ranges from $0 to $250,000 depending on the counterparty and the type of Master Agreement. Collateral under the Master Agreements is usually in the form of cash or U.S. Treasury Bills but could include other types of securities. The value of all derivative transactions outstanding under a Master Agreement is calculated daily to determine the amount of collateral to be received or pledged by the counterparty. Posting of collateral for OTC derivative transactions are covered under tri-party collateral agreements between the Trust, the Trust’s Custodian, and each counterparty. Collateral for centrally cleared derivatives transactions are posted with the applicable derivatives clearing organization.

Certain Funds held financial and derivative instruments that are subject to enforceable master netting agreements (or similar arrangements) and collateral received and pledged in connection with the master netting agreements (or similar arrangements). Certain Funds presented in these financial statements had investments in repurchase agreements. The gross value and related collateral for these investments are presented in each applicable Fund’s Schedule of Investments and the value of these investments is also presented in the Statements of Assets and Liabilities. The value of the related collateral held by each applicable Fund presented in these financial statements exceeded the value of the repurchase agreements as of December 31, 2015.

6. INVESTMENT ADVISORY, SUPPORT SERVICES, AGENCY, AND DISTRIBUTION AGREEMENTS

Pursuant to an Investment Advisory Agreement, PLFA, a wholly-owned subsidiary of Pacific Life Insurance Company (“Pacific Life”), serves as Adviser to the Trust. PLFA has retained other investment management firms to sub-advise each Fund presented in these financial

D-9

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

statements, as discussed later in this section. PLFA receives investment advisory fees from each Fund based on the following advisory fee rates, which are based on an annual percentage of average daily net assets of each Fund:

PD 1-3 Year Corporate Bond Portfolio	0.20% of first $50 million 0.19% of next $50 million 0.14% on excess	PD Large-Cap Growth Index Portfolio PD Large-Cap Value Index Portfolio PD Small-Cap Growth Index Portfolio PD Small-Cap Value Index Portfolio	0.14% of first $300 million 0.12% on excess
PD Aggregate Bond Index Portfolio	0.16% of first $50 million 0.15% of next $50 million 0.14% on excess	PD Emerging Markets Portfolio	0.60% of first $50 million 0.35% on excess
PD High Yield Bond Market Portfolio	0.35% of first $50 million 0.22% of next $50 million 0.14% on excess	PD International Large-Cap Portfolio	0.25% of first $100 million 0.20% on excess

Pursuant to Portfolio Management or Subadvisory Agreements as of December 31, 2015, the Trust and PLFA engage various investment management firms under PLFA’s supervision, to sub-advise each Pacific Dynamix Underlying Fund. PLFA, as Adviser to each Fund of the Trust, pays related management fees to these sub-advisers as compensation for their sub-advisory services provided to the Trust. The following firms serve as sub-advisers for their respective Funds:

Portfolio	Sub-Adviser
PD 1-3 Year Corporate Bond PD Aggregate Bond Index PD High Yield Bond Market	SSGA Funds Management, Inc.
PD Large-Cap Growth Index PD Large-Cap Value Index PD Small-Cap Growth Index PD Small-Cap Value Index	BlackRock Investment Management, LLC
PD Emerging Markets PD International Large-Cap	Dimensional Fund Advisors LP

Pursuant to an Agreement for Administration and Support Services (the “Agreement”), Pacific Life and PLFA provide support services to the Trust that are outside the scope of the Adviser’s responsibilities under the Advisory Agreement. Under the Agreement, the Trust compensates Pacific Life and PLFA for their expenses in providing support services to the Trust in connection with various matters, including the expense of registering and qualifying the Trust on state and Federal levels, providing legal, compliance, accounting, tax, chief compliance officer services, and on-going compliance, maintaining the Trust’s legal existence, shareholders’ meetings and expenses associated with preparing, printing and distributing reports, proxies and prospectuses to existing shareholders. The Trust reimburses Pacific Life and PLFA for these support services on an approximate cost basis.

Pursuant to a Transfer Agency and Service Agreement, State Street Bank and Trust Company serves as transfer agent for all Class P shares of the Pacific Dynamix Underlying Funds and is compensated by the Trust for these services.

7. TRANSACTIONS WITH AFFILIATES

A. ADVISORY FEES AND EXPENSES FOR SUPPORT SERVICES

The Adviser and Pacific Life are related parties. The advisory fees earned by the Adviser and expenses for support services recovered by PLFA and Pacific Life (see Note 6) from each Fund presented in these financial statements for the year ended December 31, 2015 are presented in the Statements of Operations. The amounts of each of these fees that remained payable as of December 31, 2015 are presented in the Statements of Assets and Liabilities.

B. INDEPENDENT TRUSTEES

The Trust pays each independent trustee of the Board retainer fees and specified amounts for various Board and committee services and for chairing those committees. The fees and expenses of the independent trustees of the Board are presented in the Statements of Operations. Each independent trustee of the Board is eligible to participate in the Trust’s Deferred Compensation Plan (the “Plan”). The Plan allows each independent trustee to voluntarily defer receipt of all or a percentage of fees, which otherwise would be payable for services performed. Amounts in the deferral account are obligations of each Fund at the time of such deferral and are payable in accordance with the Plan. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain Funds in the Pacific Funds Series Trust. Pacific Funds Series Trust is a Delaware statutory trust and is registered under the 1940 Act as an open-end management investment company. PLFA is the Adviser to Pacific Funds Series Trust. An independent trustee who defers compensation has the option to select credit rate options that track the performance, at NAV without a sales load, of Class A and/or Class P shares of the corresponding series of the Pacific Funds Series Trust. The obligation of each Fund under the Plan (the “DCP Liability”) is recorded as a liability (accrued trustees’ fees and expenses and deferred compensation). Accordingly, the market value appreciation or depreciation on a Fund’s DCP Liability account will cause the expenses of that Fund to increase or decrease due to market fluctuation. The change in net unrealized appreciation or depreciation on a Fund’s DCP Liability account is recorded as an increase or decrease to expenses (trustees’ fees and expenses). For the year ended December 31, 2015, such expenses decreased by $283 for all applicable Funds presented in these financial statements as a result of the market value depreciation on such accounts. As of December 31, 2015, the total amount in the DCP Liability accounts for all applicable Funds presented in these financial statements was $10,329.

C. OFFICERS OF THE TRUST

All officers of the Trust are also officers of Pacific Life and/or PLFA and received no compensation from the Trust.

D-10

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

D. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of performance of their duties to the Trust. In addition, the Trust entered into an agreement with each of the trustees which provides that the Trust will indemnify and hold harmless each trustee against any expenses actually and reasonably incurred by any trustee in any proceeding arising out of or in connection with the trustee’s services to the Trust, to the fullest extent permitted by the Trust’s Declaration of Trust and By-Laws, the general trust law of the Commonwealth of Massachusetts, the Securities Act of 1933, and the 1940 Act, each as now or hereinafter in force. In the normal course of business, the Trust enters into contracts with service providers and others that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements and agreements is dependent on future claims that may be made against the Trust and/ or the trustees and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

8. COMMITTED LINE OF CREDIT

The Trust has an unsecured $75,000,000 committed revolving line of credit agreement with State Street Bank and Trust Company (the “Bank”), which is renewed annually. The interest rate on borrowing is the higher of the Federal funds effective rate or the One-Month London Interbank Offered Rates (“LIBOR”) rate, plus 1.25%. The Trust pays the Bank a commitment fee equal to 0.20% (0.125% from January 1, 2015 to August 27, 2015) per annum on the daily unused portion of the committed line up to a maximum of $150,000 based on the current rate for all applicable Funds of the Trust. As of December 31, 2015, the actual interest rate on borrowing by the Trust was 1.68%. The committed line of credit will expire on August 26, 2016 unless renewed and applies to all Funds presented in these financial statements except the PD 1-3 Year Corporate Bond, PD Aggregate Bond Index, and PD High Yield Bond Market Portfolios. The commitment fees and interest incurred by each applicable Fund presented in these financial statements are recorded as an expense. The commitment fees are allocated to each applicable Fund in proportion to its relative average daily net assets and the interest expenses are charged directly to the applicable Fund. During the reporting period, the weighted average interest rate and the average dollar amount of borrowings on the days that each applicable Fund had a loan outstanding were as follows:

Portfolio	Weighted Average Interest Rate	Average Dollar Amount of Borrowing
PD Emerging Markets	1.38%	$569,587
PD International Large Cap	1.38%	4,306,615

No other Funds presented in these financial statements had a loan outstanding during the reporting period. As of December 31, 2015, none of the Funds presented in these financial statements had loans outstanding in connection with this line of credit.

9. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments (excluding short-term investments) for the year ended December 31, 2015, are summarized in the following table:

	U.S. Government Securities
Portfolio	Purchases	Sales
PD Aggregate Bond Index	$563,162,870	$504,533,951

	Other Securities
Portfolio	Purchases	Sales
PD 1-3 Year Corporate Bond	$103,566,494	$82,615,972
PD Aggregate Bond Index	72,347,537	35,551,248
PD High Yield Bond Market	56,932,857	73,402,000
PD Large-Cap Growth Index	102,765,514	73,339,827
PD Large-Cap Value Index	154,773,571	88,902,798

	Other Securities
Portfolio	Purchases	Sales
PD Small-Cap Growth Index	$64,044,612	$36,604,970
PD Small-Cap Value Index	67,741,226	42,234,597
PD Emerging Markets	46,616,281	27,285,322
PD International Large-Cap	91,462,369	21,857,131

10. FEDERAL INCOME TAX INFORMATION

Each Pacific Dynamix Underlying Fund is treated as a partnership for Federal income tax purposes. A Fund that is treated as a partnership for Federal income tax purposes is not subject to income tax; and any income, gains, losses, deductions, and credits of the Fund are instead “passed through” pro rata to the insurance companies whose separate accounts invest in the Fund and retain the same character for Federal income tax purposes. An insurance company may benefit from this tax treatment. No dividends and capital gains distributions have been made by the Pacific Dynamix Underlying Funds under the current dividend and distributions policy since partnerships are not required to distribute taxable income and capital gains for Federal income tax purposes (see Note 2B).

D-11

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation on investments for Federal income tax purposes as of December 31, 2015, were as follows:

				Net Unrealized
Portfolio	Total Cost of Investments on Tax Basis (1)	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Appreciation (Depreciation) on Investments
PD 1-3 Year Corporate Bond	$165,833,418	$26,570	($1,084,284)	($1,057,714)
PD Aggregate Bond Index	847,697,487	9,674,884	(9,050,236)	624,648
PD High Yield Bond Market	146,752,757	1,214,385	(15,992,456)	(14,778,071)
PD Large-Cap Growth Index	331,578,860	114,708,810	(12,136,699)	102,572,111
PD Large-Cap Value Index	468,098,821	73,863,527	(36,151,055)	37,712,472
PD Small-Cap Growth Index	105,896,154	18,609,523	(11,546,605)	7,062,918
PD Small-Cap Value Index	151,398,863	16,546,965	(22,340,171)	(5,793,206)
PD Emerging Markets	135,910,891	7,233,659	(28,024,784)	(20,791,125)
PD International Large-Cap	400,755,317	48,330,653	(51,041,368)	(2,710,715)

(1)	The difference between total cost of investments on tax basis and total investments, at cost, as presented in the Statements of Assets and Liabilities is primarily due to wash sale loss deferrals.

Each Fund recognizes the financial statement effects of a tax position taken or expected to be taken in a tax return when it is more likely than not, based on the technical merits, that the position will be sustained upon examination by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax liability for unrecognized tax benefits with a corresponding income tax expense. Management has analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions and has determined that no provision for income tax is required in the financial statements. Each Fund remains subject to examination by Federal and State tax authorities for the returns filed for tax years ended as of and after December 31, 2011.

11. SHARES OF BENEFICIAL INTEREST

Change in shares of beneficial interest of each Fund for the year or period ended December 31, 2015 and 2014, were as follows:

	Year Ended December 31, 2015	Year/Period Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
	PD 1-3 Year Corporate Bond (1)		PD Aggregate Bond Index		PD High Yield Bond Market
Class P
Shares sold	2,441,983	15,247,379	8,179,819	16,326,022	1,994,396	2,400,907
Shares repurchased	(981,212)	(157,810)	(2,064,631)	(11,884,280)	(4,044,544)	(99,748)
Net increase (decrease)	1,460,771	15,089,569	6,115,188	4,441,742	(2,050,148)	2,301,159
Shares outstanding, beginning of year or period	15,089,569	-	64,429,580	59,987,838	12,879,015	10,577,856
Shares outstanding, end of year or period	16,550,340	15,089,569	70,544,768	64,429,580	10,828,867	12,879,015

	PD Large-Cap Growth Index		PD Large-Cap Value Index		PD Small-Cap Growth Index
Class P
Shares sold	1,710,596	2,491,944	3,452,385	3,036,342	1,252,759	993,439
Shares repurchased	(508,848)	(270,868)	(1,179,130)	(331,056)	(184,363)	(82,162)
Net increase (decrease)	1,201,748	2,221,076	2,273,255	2,705,286	1,068,396	911,277
Shares outstanding, beginning of year	16,058,933	13,837,857	20,847,977	18,142,691	4,147,138	3,235,861
Shares outstanding, end of year	17,260,681	16,058,933	23,121,232	20,847,977	5,215,534	4,147,138

	PD Small-Cap Value Index		PD Emerging Markets		PD International Large-Cap
Class P
Shares sold	1,185,943	1,769,144	2,974,024	1,934,543	5,517,578	6,246,346
Shares repurchased	(190,598)	(123,987)	(1,552,333)	(112,622)	(1,484,645)	(354,322)
Net increase (decrease)	995,345	1,645,157	1,421,691	1,821,921	4,032,933	5,892,024
Shares outstanding, beginning of year	7,074,416	5,429,259	7,955,098	6,133,177	22,588,128	16,696,104
Shares outstanding, end of year	8,069,761	7,074,416	9,376,789	7,955,098	26,621,061	22,588,128

(1)	Operations commenced on April 30, 2014.

D-12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of

Pacific Select Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the PD 1-3 Year Corporate Bond, PD Aggregate Bond Index, PD High Yield Bond Market, PD Large-Cap Growth Index, PD Large-Cap Value Index, PD Small-Cap Growth Index, PD Small-Cap Value Index, PD Emerging Markets, and PD International Large-Cap Portfolios (collectively the “Trust”) (nine of fifty-six portfolios comprising Pacific Select Fund) as of December 31, 2015, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (as to the PD 1-3 Year Corporate Bond Portfolio, for the year ended December 31, 2015 and for the period from commencement of operations through December 31, 2014), and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios as of December 31, 2015, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Costa Mesa, California

February 25, 2016

E-1

PACIFIC SELECT FUND

DISCLOSURE OF FUND EXPENSES

(Unaudited)

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include advisory fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each fund and to compare these costs with those of other mutual funds. The example is based on an investment of $1,000.00 made at the beginning of the period and held for the entire six-month period from July 1, 2015 to December 31, 2015.

ACTUAL EXPENSES

The first line of the table below for each Fund provides information about actual account values and actual expenses based on each Fund’s actual performance and each Fund’s actual expenses. The “Ending Account Value at 12/31/15” column shown is derived from the Fund’s actual performance; the “Annualized Expense Ratio” column shows the Fund’s actual annualized expense ratio; and the “Expenses Paid During the Period 07/01/15-12/31/15” column shows the dollar amount that would have been paid by you. All the information illustrated in the following table is based on the past six-month period from July 1, 2015 to December 31, 2015.

You may use the information in the first line, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, for each Fund in your account, simply divide that Fund’s value by $1,000.00 (for example, an $8,600.00 Fund value divided by $1,000.00 = 8.6), then multiply this result by the number given for your portfolio(s) in the first line under the heading entitled “Expenses Paid During the Period 07/01/15-12/31/15.”

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on a 5% per year hypothetical rate of return and the actual Fund’s expenses. It assumes that the Fund had an annual 5% rate of return before expenses, but that the expense ratio is unchanged. The hypothetical account values and expenses may not be used to estimate the actual ending account values or expenses you paid for the period.

You may use the hypothetical example information to compare the ongoing costs of investing in the Fund to other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio	Beginning Account Value at 07/01/15	Ending Account Value at 12/31/15	Annualized Expense Ratio	Expenses Paid During the Period 07/01/15- 12/31/15 (1)
PD 1-3 Year Corporate Bond
Actual	$1,000.00	$1,000.60	0.23%	$1.16
Hypothetical	$1,000.00	$1,024.05	0.23%	$1.17

PD Aggregate Bond Index
Actual	$1,000.00	$1,006.50	0.20%	$1.01
Hypothetical	$1,000.00	$1,024.20	0.20%	$1.02

PD High Yield Bond Market
Actual	$1,000.00	$931.50	0.36%	$1.75
Hypothetical	$1,000.00	$1,023.39	0.36%	$1.84

PD Large-Cap Growth Index
Actual	$1,000.00	$1,015.30	0.17%	$0.86
Hypothetical	$1,000.00	$1,024.35	0.17%	$0.87

PD Large-Cap Value Index
Actual	$1,000.00	$968.30	0.16%	$0.79
Hypothetical	$1,000.00	$1,024.40	0.16%	$0.82

Portfolio	Beginning Account Value at 07/01/15	Ending Account Value at 12/31/15	Annualized Expense Ratio	Expenses Paid During the Period 07/01/15- 12/31/15 (1)
PD Small-Cap Growth Index
Actual	$1,000.00	$907.20	0.20%	$0.96
Hypothetical	$1,000.00	$1,024.20	0.20%	$1.02

PD Small-Cap Value Index
Actual	$1,000.00	$917.40	0.20%	$0.97
Hypothetical	$1,000.00	$1,024.20	0.20%	$1.02

PD Emerging Markets
Actual	$1,000.00	$831.60	0.66%	$3.05
Hypothetical	$1,000.00	$1,021.88	0.66%	$3.36

PD International Large-Cap
Actual	$1,000.00	$920.40	0.27%	$1.31
Hypothetical	$1,000.00	$1,023.84	0.27%	$1.38

(1)	Expenses paid during the six-month period are equal to the Fund’s annualized expense ratio (shown in the table above), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365 days.

F-1

PACIFIC SELECT FUND

TRUSTEES AND OFFICERS INFORMATION

(Unaudited)

The business and affairs of the Trust are managed under the direction of the Board of Trustees under the Trust’s Agreement and Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.” Certain trustees and officers are deemed to be “interested persons” of the Trust and thus are referred to as “Interested Persons”, because of their positions with Pacific Life Insurance Company (“Pacific Life”) and Pacific Life Fund Advisors LLC, a wholly-owned subsidiary of Pacific Life. The Trust’s Statement of Additional Information includes additional information about the trustees. For information on availability of the Trust’s Statement of Additional Information, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

The address of each trustee and officer is c/o Pacific Select Fund, 700 Newport Center Drive, Newport Beach, CA 92660.

Name and Age	Position(s) with the Trust and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Portfolios in Fund Complex Overseen**

INDEPENDENT TRUSTEES

Frederick L. Blackmon Year of birth 1952	Trustee since 1/01/05	Trustee (9/05 to present) of Pacific Funds Series Trust; Director (2005 to present) of Trustmark Mutual Holding Company; Former Executive Vice President and Chief Financial Officer (1995 to 2003) of Zurich Life; Former Executive Vice President and Chief Financial Officer (1989 to 1995) of Alexander Hamilton Life Insurance Company (subsidiary of Household International); Member of Board of Trustees (2010 to present) of Cranbrook Educational Community; Former Member of Board of Governors (1994 to 1999) of Cranbrook Schools; and Former Member of Board of Regents (1993 to 1996) Eastern Michigan University.	92

Gale K. Caruso Year of birth 1957	Trustee since 1/01/06	Trustee (1/06 to present) of Pacific Funds Series Trust; Independent Trustee (2/15 to present) of Matthews Asia Funds; Former Member of the Board of Directors (2005 to 2009) of LandAmerica Financial Group, Inc.; Former President and Chief Executive Officer (1999 to 2003) of Zurich Life; Former Chairman, President and Chief Executive Officer (1994 to 1999) of Scudder Canada Investor Services, Ltd. and Managing Director (1986 to 1999) of Scudder Kemper Investments; Former Member of the Advisory Council to the Trust (2006 to 2009) for Public Land in Maine; Former Member of the Board of Directors (2005 to 2012) of Make-A-Wish of Maine; and Former Member of the Board of Directors of the Illinois Life Insurance Council.	92

Lucie H. Moore Year of birth 1956	Trustee since 10/01/98	Trustee (6/01 to present) of Pacific Funds Series Trust; Former Partner (1984 to 1994) with Gibson, Dunn & Crutcher (Law); Member of the Board of Trustees (2014 to present) of Azusa Pacific University; Former Member of the Board of Trustees (2007 to 2011) of Sage Hill School; Former Member (2000 to 2009) of the Board of Trustees of The Pegasus School; Former Member of the Board of Directors (2005 to 2010) of HomeWord; and Former Member of the Advisory Board (1993 to 2004) of Court Appointed Special Advocates (CASA) of Orange County.	92

Nooruddin (Rudy) S. Veerjee Year of birth 1958	Trustee since 1/01/05	Trustee (9/05 to present) of Pacific Funds Series Trust; Former President (1997 to 2000) of Transamerica Insurance and Investment Group; Former President (1994 to 1997) of Transamerica Asset Management; Former Chairman and Chief Executive Officer (1995 to 2000) of Transamerica Premier Funds (Mutual Fund); and Former Director (1994 to 2000) of various Transamerica Life Companies.	92

G. Thomas Willis Year of birth 1942	Trustee since 11/17/03	Trustee (2/04 to present) of Pacific Funds Series Trust; Certified Public Accountant in California (1967 to present); Former Partner (Audit) (1976 to 2002) of PricewaterhouseCoopers LLP (Accounting and Auditing).	92

F-2

PACIFIC SELECT FUND

TRUSTEES AND OFFICERS INFORMATION (Continued)

(Unaudited)

Name and Age	Position(s) with the Trust and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Portfolios in Fund Complex Overseen**

INTERESTED PERSONS

James T. Morris Year of birth 1960	Chairman of the Board and Trustee since 1/11/07 (Chief Executive Officer 1/11/07 to 12/31/09)	Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (4/07 to 3/12) of Pacific Mutual Holding Company and Pacific LifeCorp; Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (4/07 to 3/12) of Pacific Life; Chief Executive Officer (5/07 to 10/15) and President (5/07 to 3/12) of Pacific Life Fund Advisors LLC; and Chairman of the Board and Trustee (1/07 to present) and Chief Executive Officer (1/07 to 12/09) of Pacific Funds Series Trust.	92

Mary Ann Brown Year of birth 1951	Chief Executive Officer since 1/01/10 (President 1/11/07 to 12/31/09)	Executive Vice President (4/10 to present) and Senior Vice President (5/06 to 3/10) of Pacific LifeCorp; Executive Vice President (4/10 to present) and Senior Vice President (3/05 to 3/10) of Pacific Life; Executive Vice President (4/10 to present) and Senior Vice President (5/07 to 3/10) of Pacific Life Fund Advisors LLC; and Chief Executive Officer (1/10 to present) and President (1/07 to 12/09) of Pacific Funds Series Trust.	92

Howard T. Hirakawa Year of birth 1962	Senior Vice President since 12/10/14 (Vice President 6/06 to 12/14)	Senior Vice President (4/14 to present) and Vice President (5/07 to 3/14) of Pacific Life Fund Advisors LLC; and Senior Vice President (12/14 to present) and Vice President (6/06 to 12/14) of Pacific Funds Series Trust.	92

Robin S. Yonis Year of birth 1954	Vice President and General Counsel since 4/04/05 and Assistant Secretary since 9/17/15	Vice President, Fund Advisor General Counsel and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and General Counsel (6/01 to present) and Assistant Secretary (9/15 to present) of Pacific Funds Series Trust.	92

Eddie D. Tung Year of birth 1957	Vice President and Treasurer since 9/17/15 (Assistant Vice President and Assistant Treasurer 11/05 to 9/15)	Vice President (4/15 to present) and Assistant Vice President (4/03 to 3/15) of Pacific Life; Vice President (4/15 to 10/15) and Assistant Vice President (5/07 to 3/15) of Pacific Life Fund Advisors LLC; and Vice President (11/05 to present), Treasurer (9/15 to present) and Assistant Treasurer (11/05 to 9/15) of Pacific Funds Series Trust.	92

Sharon E. Pacheco Year of birth 1957	Vice President and Chief Compliance Officer since 6/04/04	Vice President and Chief Compliance Officer (1/03 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President (2/00 to present) and Chief Compliance Officer (1/03 to present) of Pacific Life; Vice President and Chief Compliance Officer (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and Chief Compliance Officer (6/04 to present) of Pacific Funds Series Trust.	92

Jane M. Guon Year of birth 1964	Vice President and Secretary since 1/01/11	Vice President and Secretary (1/11 to present), Assistant Vice President (4/06 to 12/10) and Assistant Secretary (6/98 to 12/10) of Pacific Mutual Holding Company and Pacific LifeCorp; Director, Vice President, and Secretary (1/11 to present), Assistant Vice President (4/06 to 12/10) and Assistant Secretary (2/95 to 12/10) of Pacific Life; Vice President and Secretary (1/11 to present) and Assistant Vice President and Assistant Secretary (5/07 to 12/10) of Pacific Life Fund Advisors LLC; Vice President and Secretary (1/11 to present), Assistant Vice President (5/06 to 12/10) and Assistant Secretary (5/99 to 12/10) of Pacific Select Distributors, LLC; and Vice President (1/11 to present) and Secretary (1/11 to present) of Pacific Funds Series Trust.	92

Laurene E. MacElwee Year of birth 1966	Vice President since 12/13/11 and Assistant Secretary since 4/04/05 (Assistant Vice President 4/04/05 to 12/12/11)	Vice President (4/11 to present), Assistant Secretary (5/07 to present) and Assistant Vice President (5/07 to 3/11) of Pacific Life Fund Advisors LLC; and Vice President (4/05 to present) and Assistant Secretary (6/01 to present) of Pacific Funds Series Trust.	92

F-3

PACIFIC SELECT FUND

TRUSTEES AND OFFICERS INFORMATION (Continued)

(Unaudited)

Name and Age	Position(s) with the Trust and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Portfolios in Fund Complex Overseen**

INTERESTED PERSONS (Continued)

Carleton J. Muench Year of birth 1973	Vice President since 12/10/14 (Assistant Vice President 11/06 to 12/14)	Vice President (4/14 to present) and Assistant Vice President (5/07 to 3/14) of Pacific Life Fund Advisors LLC; and Vice President (11/06 to present) of Pacific Funds Series Trust.	92

Kevin W. Steiner Year of birth 1975	Assistant Vice President since 1/01/13	Assistant Vice President (4/12 to present), Mutual Funds Compliance Director (4/08 to 3/12) and Mutual Funds Compliance Manager (10/06 to 3/08) of Pacific Life Fund Advisors LLC; and Vice President (1/13 to present) of Pacific Funds Series Trust.	92

Audrey L. Cheng Year of birth 1975	Assistant Vice President since 12/11/13	Assistant Vice President (9/11 to present) of Pacific Life; Vice President and Attorney (6/08 to 8/11) of Pacific Investment Management Company LLC (“PIMCO”); and Vice President (12/13 to present) of Pacific Funds Series Trust.	92

*	A trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.

**	As of December 31, 2015, the “Fund Complex” consisted of Pacific Select Fund (56 funds) and Pacific Funds Series Trust (36 funds).

F-4

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS

(Unaudited)

I. Introduction and Background

The Board of Trustees (the “Trustees” or “Board”) of Pacific Select Fund (the “Trust”) oversees the management of each of the separate funds of the Trust (each a “Fund” and collectively, the “Funds”) and, as required by Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), initially approves and, after the initial period, determines annually whether to renew the investment advisory agreement (the “Advisory Agreement”) with Pacific Life Fund Advisors LLC (“PLFA”) and each sub-advisory agreement (the “Sub-Advisory Agreements,” together with the Advisory Agreement, the “Agreements”) with the various sub-advisers (the “Sub-Advisers”). PLFA serves as the investment adviser for all of the Funds and directly manages the Core Income, High Yield Bond and Floating Rate Income Portfolios (the “PAM Managed Funds”) under the name Pacific Asset Management (“PAM”); the Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth and Portfolio Optimization Aggressive-Growth Portfolios (the “Portfolio Optimization Funds”); the Pacific Dynamix — Conservative Growth, Pacific Dynamix — Moderate Growth and Pacific Dynamix — Growth Portfolios (the “Pacific Dynamix Funds”); and the Diversified Alternatives Portfolio (together with the Portfolio Optimization Funds and Pacific Dynamix Funds, the “Asset Allocation Funds” and together with the Asset Allocation Funds and PAM Managed Funds, the “Directly Managed Funds”). For all other Funds, PLFA has retained other firms to serve as Sub-Advisers under PLFA’s supervision. The Board, including all of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (“Independent Trustees”), last renewed the Agreements at an in-person meeting of the Trustees held on December 9, 2015.

At this meeting and other meetings, the Board considered information (both written and oral) provided to assist it in its review of the Agreements and made assessments with respect to each Agreement. The Board requested, received and reviewed written materials from PLFA and each Sub-Adviser that were submitted in response to requests from the Independent Trustees and supporting materials relating to those questions and responses. In addition, the Board received in-person presentations about the Funds throughout the year, and the Independent Trustees were advised by independent legal counsel with respect to these and other relevant matters. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings, including reports on Fund performance, expenses, fee comparisons, investment advisory, compliance, and other services provided to the Funds by PLFA and the Sub-Advisers. The Board also reviewed financial and profitability information regarding PLFA and the Sub-Advisers and information regarding the organization and operations of each entity, such as their compliance monitoring, portfolio trading and brokerage practices and the personnel providing investment management and administrative services to each Fund. The Board considered the services provided to the Funds under the Agreements and the fees and expenses incurred by and charged to the Funds under the Agreements. The Board took into account that PLFA and its affiliates provide additional services to the Funds under other affiliated service agreements that are essential for the operation of the Funds and that although PLFA and its affiliates are separately compensated under those affiliated service agreements, these additional services are provided in connection with PLFA’s advisory relationship with the Funds. The Board reviewed data provided by PLFA that was gathered from various independent providers of investment company data to provide the Board with information concerning the Funds’ investment performance, management fees and expense information. Additionally, the Independent Trustees retained an independent consultant (“Independent Consultant”), with substantial industry experience in providing fund boards of directors with analysis to assist them in their annual 15(c) review process, to assist the Trustees with certain of their analyses and to provide other relevant information. In connection with the analysis, the Independent Consultant utilized and provided the Independent Trustees with information obtained from independent service providers as well as from other sources.

The Trustees’ determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. In reviewing the materials presented and in considering the information in the management presentations, the Trustees did not identify any single issue or particular information that, in isolation, would be a controlling factor in making a final decision regarding the proposed Agreements. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. The following summary describes the most important, but not all, of the factors considered by the Trustees in approving the Agreements, and in the case of the Independent Trustees, certain factors were considered in light of the legal advice furnished to them by independent legal counsel and information from the Independent Consultant that they had retained. This discussion is not intended to be all-inclusive.

II. Annual Consideration and Approval of Investment Advisory and Sub-Advisory Agreements

In evaluating the Advisory Agreement and each Sub-Advisory Agreement, the Board, including all the Independent Trustees, considered the following factors, among others:

A. Nature, Extent and Quality of Services

PLFA — The Trustees considered the depth and quality of PLFA’s investment management process, including its monitoring and oversight of the Sub-Advisers and PAM, and the benefits to shareholders of retaining PLFA and continuing the Advisory Agreement in light of the nature, extent, and quality of the services that have been provided by PLFA, including PAM. The Trustees considered the overall financial strength and stability of PLFA and its ability to provide a high level and quality of services to the Funds. They also considered PLFA’s responsiveness to questions or concerns raised by the Trustees, including PLFA’s willingness to consider and implement investment and operational changes designed to improve investment results and the services provided to the Funds and their shareholders.

The Trustees noted that PLFA’s officers and employees regularly consult with, and report to, the Board regarding the investment management services provided to the Funds. The Trustees considered the experience, capability and integrity of PLFA’s senior management and other personnel and the low turnover rates of its key personnel. The Trustees noted that the investment, legal, compliance and accounting professionals of PLFA and its affiliates have access to and utilize a variety of resources and systems relating to investment management, compliance, trading, performance and risk analysis, security valuation and fund accounting. The Trustees took into account the scope of services provided by PLFA under the Advisory Agreement. The Trustees considered that although PLFA is separately compensated at approximate cost for time spent on Fund matters by certain legal, compliance and accounting professionals of PLFA and its affiliates for

F-5

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

services outside of the scope of the Advisory Agreement, these services are being provided as a result of PLFA’s advisory relationship with the Funds. The Trustees further considered PLFA’s continuing need and ability to attract and retain qualified personnel and to maintain and enhance its resources and systems to provide appropriate investment management, compliance and monitoring services for the Funds. The Trustees also considered the additional resources that PLFA has invested to enhance its management and oversight of the Funds, including the addition of experienced personnel with asset allocation and risk management expertise.

Directly Managed Funds — The Trustees considered the services provided by PLFA in rendering investment management services for those Funds for which the day-to-day investment management is provided by PLFA, including PAM (the “Directly Managed Funds”). The Trustees considered that PLFA, including PAM, is responsible for identifying investments for each Directly Managed Fund and determining when and what securities, cash and/or other investments to purchase, retain, or sell for each Directly Managed Fund. The Trustees also considered that PLFA, including PAM, is responsible for the valuation of portfolio securities, including, but not limited to, the review of custodian pricing files, research and analysis related to fair valued securities and due diligence oversight of pricing vendors. The Trustees additionally noted that PLFA is responsible for evaluating and voting proxies for portfolio holdings of the Directly Managed Funds. With respect to the Asset Allocation Funds, the Trustees also considered, among other things, PLFA’s experience, resources and expertise in analyzing the composition of the various Underlying Funds that serve as investment options for the Asset Allocation Funds and in developing an asset allocation appropriate to each Asset Allocation Fund’s investment objectives and risk profile. The Trustees considered, in this regard, the tools and resources used by PLFA in constructing an asset allocation, including the role and costs of consultants engaged by PLFA for assistance in the construction of asset allocation models. With respect to the PAM Managed Funds, the Trustees also considered the investment oversight and monitoring of PAM discussed below under “Sub-Advised Funds.”

The Trustees also considered that PLFA provides services to the Funds outside of the scope of the Advisory Agreement at approximate cost and that such services are essential for the administration and operation of the Funds, including administration of the Funds’ compliance program. In this regard, the Trustees considered PLFA’s policies, procedures and systems to ensure compliance with applicable laws and regulations with respect to the Directly Managed Funds, its attention to matters that may involve conflicts of interest between itself and a Fund, and that PLFA’s asset allocation models are presented to an internal conflicts review committee that considers and evaluates any potential conflicts of interest. The Trustees reviewed information provided throughout the year on PLFA’s compliance policies and procedures, its compliance history, and reports from the Trust’s Chief Compliance Officer (“CCO”) on compliance by PLFA with applicable laws and regulations. The Trustees also reviewed information on any responses by PLFA to regulatory and compliance developments throughout the year. The Trustees further noted the compliance monitoring conducted by PLFA and PAM on an ongoing basis and also noted the development of procedures and systems necessary to maintain compliance with applicable laws and regulations as well as the resources that PLFA dedicates to these programs. The Trustees considered that the CCO has in place a systematic process for periodically reviewing PLFA’s written compliance policies and procedures, including the assessment of PLFA’s compliance program as required under Rule 38a-1 of the 1940 Act and PLFA’s code of ethics. The Trustees also considered that PLFA continues to cooperate with the CCO in reviewing its compliance operations.

Sub-Advised Funds — The Trustees considered PLFA’s responsibilities in rendering services to the Sub-Advised Funds and the fact that PLFA monitors and evaluates the performance of the Sub-Advisers in comparison to each Fund’s investment objective as well as to appropriate benchmark indices and peer funds. The Trustees also considered that PLFA monitors the Sub-Advised Funds for adherence to the investment objectives and policies of each Fund. The Trustees noted that PLFA provides the Board with periodic and special reports related to such performance and investment monitoring and evaluation. The Trustees also considered PLFA’s process in continuously analyzing and, from time to time as necessary and appropriate, recommending for consideration by the Board, the termination of a Sub-Advisory Agreement with a Sub-Adviser and the replacement of a Sub-Adviser.

The Trustees considered the high quality of the products, information, analysis and services provided by PLFA to the Funds, including return analysis, attribution analysis, risk analysis, preparation of periodic performance and other reports, assessment of liquidity, analysis of derivatives, and coordination and oversight of other service providers to the Trust. The Trustees also noted that PLFA regularly informs the Trustees about matters relevant to the Trust and its shareholders, including relationships with financial intermediaries.

The Trustees considered the analyses conducted by PLFA of the Underlying Funds and a Sub-Adviser’s management of an Underlying Fund in the broader context of asset allocation strategies intended to target certain return and risk characteristics. The Trustees noted that PLFA has historically recommended new Underlying Funds that PLFA believed would contribute to the Asset Allocation Funds’ targeted return and risk objectives. The Trustees also took into account PLFA’s continuing analysis of the Underlying Funds and a Sub-Adviser’s investment performance for the impact on broader asset allocation strategies for the Asset Allocation Funds.

The Trustees considered the depth and quality of PLFA’s monitoring and oversight of the Sub-Advisers and PAM. The Board noted that PLFA monitors numerous investment, performance, and risk metrics for the Funds. The Trustees considered PLFA’s continued investment in, and development of, its research and analytical capabilities, including investments in personnel and enhanced analytical tools for assessing Fund performance and the performance of the Sub-Advisers, including analytical tools relating to return analysis, risk analysis, and Fund performance attribution and reporting on such matters to the Trustees. The Trustees noted that PLFA uses these tools to analyze a Fund’s performance and risk profile and identify Funds that are underperforming as well as those that are performing well, and to analyze the Funds’ performance records against various measures. The Board considered that PLFA also conducts various analyses to try to assess the sources of and reasons for performance. The Trustees noted that PLFA has developed, and continues to enhance, processes to oversee and monitor the performance of Sub-Advisers, including the use of analytical methods to review Fund performance and execution of investment strategies. The Board noted that PLFA provides the Board with analyses of this data over rolling periods to assist the Board in identifying trends in Fund performance and other areas, and periodically provides the Trustees with information on economic and market trends to provide a context for assessing recent performance. The Trustees also noted that PLFA has developed effective methods for monitoring the Sub-Advisers’

F-6

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

investment style consistency, for analyzing the use of derivatives by Sub-Advisers and for tracking Fund liquidity. With respect to the PAM Managed Funds, the Board considered that PLFA provides oversight, diligence and reporting with regard to its PAM unit that is similar to the process it employs with regard to the Sub-Advisers. In making their assessments, the Trustees considered that PLFA has historically exercised diligence in monitoring the performance of the Sub-Advisers and PAM, and has recommended and taken measures to attempt to remedy relative underperformance by a Fund when PLFA and the Trustees believed it to be appropriate. The Trustees also considered the significant work performed by PLFA in conducting searches for new Sub-Advisers to replace existing Sub-Advisers where appropriate or to manage new Funds in the Trust.

The Board also noted that PLFA conducts periodic due diligence on Sub-Advisers involving onsite visits, in-person meetings and telephonic meetings to gather information that PLFA uses to gain an in-depth understanding of a Sub-Adviser’s investment process and to seek to identify issues that may be relevant to a Sub-Adviser’s services to a Fund or a Fund’s performance, including, but not limited to, a Sub-Adviser’s investment process, investment capabilities, resources and personnel, the financial strength of a Sub-Adviser, significant staffing changes that could affect a Fund, material changes in a Sub-Adviser’s assets under management, compliance and regulatory concerns, best execution review and portfolio security valuation support.

The Trustees considered the time and attention paid by PLFA to matters involving the valuation of Fund securities. The Trustees considered that PLFA has established a Valuation Oversight Committee that is responsible for, among other things, researching and evaluating information concerning securities that are not actively or publicly traded, valuing securities subject to a trading halt or for which a market quotation is not readily available, the valuation of equity securities traded in foreign markets, oversight of and due diligence on pricing vendors and the development of alternate valuation methodologies.

The Trustees considered PLFA’s oversight, review and analysis of trade execution reports and trends in trade execution for the Funds. The Trustees noted that PLFA works with a third-party transaction cost analysis consultant that provides statistical analysis on portfolio trading, and that PLFA presents information about the Funds’ portfolio trading costs to the Board annually and, where warranted, engages in a dialogue with personnel of a Sub-Adviser on trading costs and the quality of execution. The Board also noted that PLFA conducts regular review and analysis of each Sub-Adviser’s use of soft dollars and presents information about the Sub-Advisers’ use of soft dollars to the Board annually.

The Trustees also considered PLFA’s implementation of transition management programs when handling significant changes in the Funds, such as cash movements between the Funds arising from reallocations by funds of funds and the transition of Fund assets from one Sub-Adviser to another, including steps taken by PLFA to reduce transaction costs associated with a Fund transition. The Trustees considered that PLFA coordinates the onboarding process for new Sub-Advisers and oversees the establishment of necessary accounts and documentation for the Sub-Advisers to begin managing Fund assets.

In addition to the services described above, the Trustees also considered the compliance monitoring that PLFA and its affiliates conduct on the Sub-Advisers and the commitment of PLFA and its affiliates to those programs and PLFA’s efforts to keep the Trustees informed about the compliance programs of Sub-Advisers. In this regard, the Trustees reviewed information and reports from the Trust’s CCO on compliance by the Sub-Advisers with applicable laws and regulations. The Trustees considered that the CCO has in place a systematic process for periodically reviewing each Sub-Adviser’s written compliance policies and procedures, including the assessment of each Sub-Adviser’s compliance program as required under Rule 38a-1 of the 1940 Act and each Sub-Adviser’s code of ethics. The Trustees considered that PLFA is compensated at approximate cost for the administration of the Funds’ compliance program. The Trustees also considered that each Sub-Adviser continues to cooperate with the CCO in reviewing its compliance operations.

Sub-Advisers. The Trustees considered the benefits to shareholders of retaining each Sub-Adviser and continuing the Sub-Advisory Agreements, particularly in light of the nature, extent, and quality of the services that have been provided by the Sub-Advisers. The Trustees considered the services provided by each Sub-Adviser in rendering investment management services to a Sub-Advised Fund. The Trustees considered that each Sub-Adviser is responsible for identifying investments for a Sub-Advised Fund and determining when and what securities, cash and/or other investments to purchase, retain, or sell for a Sub-Advised Fund. The Trustees also considered that each Sub-Adviser is responsible for evaluating and voting proxies for portfolio holdings of a Sub-Advised Fund. The Trustees considered the quality of the portfolio management services which have benefited and should continue to benefit the Sub-Advised Funds and their shareholders, the organizational depth and resources of the Sub-Advisers, including the background and experience of each Sub-Adviser’s management personnel, and the expertise of each Sub-Adviser’s portfolio management team, as well as the investment methodology used by the Sub-Adviser. The Trustees also considered that the Sub-Advisers provide PLFA with information that assists PLFA in performing its oversight role.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PLFA and the Sub-Advisers.

B. Investment Results

The Trustees considered the investment results of each Fund in light of its objective, strategies and market conditions. The Trustees compared each Fund’s total returns with the total returns of each Fund’s primary benchmark index and the total returns of appropriate peer funds. The peer funds for each Fund were selected by an Independent Consultant using data from Morningstar (each a “Selected Performance Peer Group”), and the Trustees reviewed a description of the Independent Consultant’s methodology for selecting the peer funds in each Selected Performance Peer Group. The information provided to the Trustees included each Fund’s performance record for the one-, three-, five- and ten-year or since inception periods ended September 30, 2015, as available, compared to the applicable primary benchmark and Selected Performance Peer Group. With respect to those Funds that pursued an index strategy, the Trustees also reviewed the tracking error of the Fund against its target index.

F-7

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

The Trustees considered the performance of each Fund on a case-by-case basis and noted that some Funds had outperformed their Selected Performance Peer Group over certain periods and/or exceeded the return of their respective primary benchmark while others underperformed their Selected Performance Peer Group over certain periods and/or trailed the return of their respective primary benchmark. In considering each Fund’s investment results, the Board placed greater emphasis on each Fund’s long-term performance track record rather than shorter-term performance. The Board also took into account that each Fund’s track record is measured as of a specific date, and that track records can vary as of different measurement dates. Therefore, in reviewing Funds that are currently underperforming, the Trustees also considered the broader perspective of the Fund’s performance over varying time periods, the market conditions experienced during the periods under review, as well as the outlook for the Fund going forward in light of expected future market conditions. In the case of the Underlying Funds, the Board also considered the views of PLFA about the role of a particular Fund within a broader asset allocation strategy for the Asset Allocation Funds. The Board also considered the performance of the current Sub-Adviser to each Fund where there has been a change in Sub-Adviser. The Trustees discussed with PLFA the fact that certain periods of underperformance may be transitory while other periods of underperformance may be reflective of broader issues that may warrant consideration of corrective action. The Trustees discussed these Funds with representatives of PLFA, including an assessment of the approach used by the Sub-Advisers, and the approach used by PLFA and PAM with respect to the Directly Managed Funds, as well as the oversight and monitoring by PLFA as the investment adviser, to gain an understanding of underperformance and to assess whether any actions would be appropriate. In addition, the Board considered any specific actions that PLFA, PAM or a Sub-Adviser have taken, or agreed to take, to enhance the investment performance of a Fund, and the results of those actions. In reviewing the performance of each Fund, the Board took into account, among other things, each Fund’s performance track record. A summary of each Fund’s track record is provided below.

Comstock Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three- and ten-year periods and outperformed for the five-year period; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-year period and the third quintile for the three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board considered that PLFA had advised that the one-year underperformance is primarily attributable to an overweight allocation to the energy sector and that recent performance has improved.

Dividend Growth Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and five-year periods, performed in line with its median for the three-year period and underperformed for the ten-year period; (2) outperformed its primary benchmark for the one-year period and underperformed for the three-, five- and ten-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period, the third quintile for the three-year period, the second quintile for the five-year period and the fourth quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2010.

Equity Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

Focused Growth Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and ten-year periods and underperformed for the five-year period; (2) outperformed its primary benchmark for the one-, three- and ten-year periods and underperformed for the five-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, three- and ten-year periods and the third quintile for the five-year period.

Growth Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods and underperformed for the five- and ten-year periods; (2) outperformed its primary benchmark for the one-year period and underperformed for the three-, five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period, the third quintile for the three-year period, the fifth quintile for the five-year period and the fourth quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2013.

Large-Cap Growth Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and underperformed for the ten-year period; (2) outperformed its primary benchmark for the one-year period and underperformed for the three-, five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and five-year periods, the third quintile for the three-year period and the fifth quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2013.

Large-Cap Value Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-, five- and ten-year periods and underperformed for the three-year period; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and ten-year periods, the third quintile for the three-year period and the first quintile for the five-year period.

Long/Short Large-Cap Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three- and five-year periods; (2) underperformed its primary benchmark for the one- and five-year periods and outperformed for the three-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period and the first quintile for the three- and five-year

F-8

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

periods. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser co-managed the Fund with another firm from its inception in 2008 until 2011 and has been the sole Sub-Adviser since 2011.

Main Street Core Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-year period and underperformed for the three-, five- and ten-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period, the third quintile for the three-year period and the second quintile for the five- and ten-year periods.

Value Advantage Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period; (2) outperformed its primary benchmark for the one-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record.

Mid-Cap Equity Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period and underperformed for the three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period, the fourth quintile for the three- and ten-year periods and the fifth quintile for the five-year period. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2013.

Mid-Cap Growth Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and outperformed for the ten-year period; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period, the fifth quintile for the three- and five-year periods and the third quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2013 and is therefore not responsible for the Fund’s relative underperformance prior to that time. The Board also considered that PLFA had advised that the one-year underperformance is primarily attributable to the Sub-Adviser’s investment style and security selection, that the Sub-Adviser has a strong long-term track record in managing this investment strategy and that PLFA will continue to closely monitor the Fund to determine if future remedial actions are necessary or appropriate.

Mid-Cap Value Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) underperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one- and three-year periods and the fifth quintile for the five-year period. In evaluating the performance of the Fund, the Board considered that the prior Sub-Adviser had been replaced and the current Sub-Adviser has managed the Fund since April 2015, and, therefore, the Sub-Advisory Agreement was not up for renewal at this time.

Small-Cap Equity Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and outperformed for the ten-year period; (2) underperformed its primary benchmark for the one- and five-year periods and outperformed for the three- and ten-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one- and five-year periods, the fifth quintile for the three-year period and the first quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that the current Sub-Advisers have co-managed the Fund since 2010 and that one Sub-Adviser manages a sleeve of the Fund using an active management style, while the other Sub-Adviser manages a sleeve of the Fund using an index management (or passive) style. The Board considered that PLFA had advised that the one-year underperformance is primarily attributable to the investment style of the Sub-Adviser of the actively-managed sleeve, but that this Sub-Adviser has a strong long-term track record in managing its portion of the Fund. The Board considered that the three- and five-year underperformance is primarily attributable to the underperformance of the passively-managed sleeve. In considering the performance of the passively-managed sleeve, the Board considered PLFA’s explanation that while the Sub-Adviser of this sleeve has performed in-line with the sleeve’s benchmark index, passively-managed funds in general have underperformed actively-managed small-cap value funds during this time period. The Board also considered that PLFA had advised that it will continue to closely monitor the Fund to determine if any reallocation should take place between the co-Sub-Advisers of the Fund.

Small-Cap Value Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, five- and ten-year periods and underperformed for the three-year period; (2) outperformed its primary benchmark for the one-, three, five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-, three- and five-year periods and the first quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser co-managed the Fund with another firm from May 2014 to October 2015 and since October 2015 has been the sole Sub-Adviser, and that prior to May 2014 another firm managed the Fund.

Small-Cap Growth Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period and the fifth quintile for the three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2014 and has a strong long-term track record in managing this strategy.

F-9

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Small-Cap Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2006.

Emerging Markets Debt Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-and three-year periods; (2) underperformed its primary benchmark for the one- and three-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and three-year periods. In evaluating the performance of the Fund, the Board considered that PLFA had advised that the underperformance is primarily attributable to the Sub-Adviser’s investment style and that recent performance has improved.

Emerging Markets Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-year period and outperformed for the three-, five- and ten-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period and the first quintile for the three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board considered that PLFA had advised that one-year underperformance is primarily attributable to the Sub-Adviser’s security selection, but that long-term performance remains strong and that the Fund’s most recent short-term performance has shown signs of improvement.

International Large-Cap Portfolio

The Fund: (1) performed in line with its Selected Performance Peer Group median for the one-year period and outperformed for the three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period, the second quintile for the three- and five-year periods and the first quintile for the ten-year period.

International Small-Cap Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) outperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, three- and five-year periods.

International Value Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period and underperformed for the three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period, the fourth quintile for the three- and five-year periods and the fifth quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2011.

Currency Strategies Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods; (2) underperformed its primary benchmark for the one- and three-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and three-year periods. In evaluating the performance of the Fund, the Board considered that one of the Fund’s co-Sub-Advisers was the sole Sub-Adviser from the Fund’s inception until 2013, and that the other co-Sub-Adviser has managed the Fund since 2013.

Health Sciences Portfolio

The Fund: (1) performed in line with its Selected Performance Peer Group median for the one- and five-year periods, underperformed for the three-year period and outperformed for the ten-year period; (2) outperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and five-year periods, the fourth quintile for the three-year period and the second quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that the prior Sub-Adviser had resigned and the current Sub-Adviser has managed the Fund since 2014.

Real Estate Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and outperformed for the ten-year period; (2) underperformed its primary benchmark for the one-, three- and five-year periods and outperformed for the ten-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-, three- and five-year periods and the third quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that PLFA had advised that the underperformance is primarily attributable to the Sub-Adviser’s investment style, which tends to be more conservative and more focused on relative value than peers. The Board also considered that the Fund’s peer universe is small, that the level of relative underperformance was small and that recent performance has improved.

Technology Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-, three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2014 and is therefore not responsible for the Fund’s relative underperformance prior to that time, and that PLFA had advised that the one-year underperformance is primarily attributable to the Sub-Adviser’s investment style and security selection and that PLFA will continue to closely monitor the Fund to determine if future remedial actions are necessary or appropriate.

F-10

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Global Absolute Return Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period and underperformed for the three-year period; (2) underperformed its primary benchmark for the one- and three-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period and the fourth quintile for the three-year period. In evaluating the performance of the Fund, the Board considered that the Selected Performance Peer Group was of limited usefulness due to the diversity of investment approaches of funds in the peer group.

Floating Rate Income Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period; (2) underperformed its primary benchmark for the one-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record.

Diversified Bond Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) underperformed its primary benchmark for the one-year period and outperformed for the three- and five-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period and the first quintile for the three- and five-year periods. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2009.

Floating Rate Loan Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) underperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and five-year periods and the fourth quintile for the three-year period. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2010, that PLFA had advised that the underperformance is primarily attributable to the Sub-Adviser’s investment style, which tends to favor higher quality loans, and that the Sub-Adviser has performed as expected in more volatile markets and managed the strategy successfully during the 2008 liquidity crisis.

High Yield Bond Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one- and five-year periods and the third quintile for the three- and ten-year periods. In evaluating the performance of the Fund, the Board considered that PLFA had advised that underperformance is primarily attributable to security selection in 2014 and that the Fund had outperformed a majority of its peers in four out of the last seven calendar years.

Inflation Managed Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and three-year periods and outperformed for the five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three- and five-year periods and outperformed for the ten-year period; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-year period, the fourth quintile for the three-year period, the second quintile for the five-year period and the first quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that PLFA had advised that recent underperformance is primarily attributable to portfolio positioning but that longer-term performance remains competitive.

Inflation Strategy Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-and three-year periods; (2) underperformed its primary benchmark for the one- and three-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period and the fifth quintile for the three-year period. In evaluating the performance of the Fund, the Board considered that certain changes were made to the Fund’s investment focus and style in May 2015 and that more recent performance has improved.

Managed Bond Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and outperformed for the ten-year period; (2) underperformed its primary benchmark for the one-, three- and five-year periods and outperformed for the ten-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one- and three-year periods, the third quintile for the five-year period and the first quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that PLFA had advised that underperformance is primarily attributable to the Sub-Adviser’s interest rate and sector positioning in 2011, 2013 and 2014, that recent performance has improved, and that PLFA will continue to closely monitor the Fund.

Short Duration Bond Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group for the one-, five- and ten-year periods and outperformed for the three-year period; (2) underperformed its primary benchmark for the one-, three- and ten-year periods and outperformed for the five-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-, three- and five-year periods and the fifth quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2011.

PD 1-3 Year Corporate Bond Portfolio

The Fund underperformed its primary benchmark for the one-year period. In evaluating the performance of the Fund, the Board considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record.

F-11

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

PD Aggregate Bond Index Portfolio

The Fund had a higher tracking error than the median tracking error of its Selected Performance Peer Group.

PD Emerging Markets Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three- and five-year periods; (2) outperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period and the second quintile for the three- and five-year periods.

PD High Yield Bond Market Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) underperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one- and three-year periods and the third quintile for the five-year period. In evaluating the performance of the Fund, the Board considered that the Fund seeks to track the performance of the high yield bond market before taking into account portfolio costs and that PLFA had advised that the Fund is tracking its index without any issues.

PD International Large-Cap Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) outperformed its primary benchmark for the one-year period and underperformed for the three- and five-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-year period, the third quintile for the three-year period and the fourth quintile for the five-year period. In evaluating the performance of the Fund, the Board considered that PLFA had advised that recent underperformance is primarily attributable to the Sub-Adviser’s value tilt and that it believes the Fund will generate competitive performance over a full market cycle.

PD Large-Cap Growth Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

PD Large-Cap Value Index Portfolio

The Fund had a higher tracking error than the median tracking error of its Selected Performance Peer Group.

PD Small-Cap Growth Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

PD Small-Cap Value Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

Pacific Dynamix — Conservative Growth Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period, performed in line with its median for the three-year period and outperformed for the five-year period; (2) underperformed its custom benchmark for the one-, three- and five-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-, three- and five-year periods.

Pacific Dynamix — Moderate Growth Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) underperformed its custom benchmark for the one-, three- and five-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one- and five-year periods and the fifth quintile for the three-year period. In evaluating the performance of the Fund, the Board considered that PLFA had advised that underperformance is primarily attributable to an overweight to emerging markets and a value bias, and that it will continue to closely monitor the Fund.

Pacific Dynamix — Growth Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) underperformed its custom benchmark for the one-, three- and five-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-, three- and five-year periods. In evaluating the performance of the Fund, the Board considered that PLFA had advised that underperformance is primarily attributable to an overweight to emerging markets and a value bias, and that it believes the Fund will generate competitive performance over a full market cycle.

Portfolio Optimization Conservative Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and three-year periods; (2) underperformed its custom benchmark for the one- and three-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period and the fifth quintile for the three-year period. In evaluating the performance of the Fund, the Board considered that PLFA had advised that underperformance is primarily attributable to an underweight to equities and an allocation to alternative asset classes, that the Fund was more conservatively managed than many of its peers and that recent performance has improved.

Portfolio Optimization Moderate-Conservative Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and three-year periods; (2) underperformed its custom benchmark for the one- and three-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one- and three-year periods. In evaluating the performance of the Fund, the Board considered that PLFA had advised that underperformance is primarily attributable to an allocation to alternative asset classes and emerging market equities, that the Fund was more diversified than many of its peers and that recent performance has improved.

F-12

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Portfolio Optimization Moderate Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and three-year periods; (2) underperformed its custom benchmark for the one- and three-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period and the fifth quintile for the three-year period. In evaluating the performance of the Fund, the Board considered that PLFA had advised that underperformance is primarily attributable to an underweight to equities, particularly domestic growth stocks, and an allocation to alternative and emerging market asset classes, that the Fund was more conservatively managed than many of its peers and that recent performance has improved.

Portfolio Optimization Growth Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period and underperformed for the three-year period; (2) underperformed its custom benchmark for the one- and three-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period and the fifth quintile for the three-year period. In evaluating the performance of the Fund, the Board considered that PLFA had advised that underperformance is primarily attributable to an underweight to domestic equities and an allocation to alternative asset classes, that the Fund was more conservatively managed than many of its peers and that recent performance has improved.

Portfolio Optimization Aggressive-Growth Portfolio

The Fund: (1) performed in line with its Selected Performance Peer Group median for the one-year period and underperformed for the three-year period; (2) underperformed its custom benchmark for the one- and three-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period and the fourth quintile for the three-year period.

The Trustees reviewed the monitoring of each Sub-Advisers’ investment results by PLFA, including PLFA’s historical practice of recommending to the Trustees the use of a new sub-adviser if performance lagged and the prospects for improvement within a reasonable timeframe were not promising, and reviewed the monitoring of the PAM unit’s investment results by PLFA. Generally, the Trustees noted that there continues to be a record of well-managed Funds that work well in the Asset Allocation Funds and that the Asset Allocation Funds provide a range of professionally managed asset allocation investment options. The Trustees considered the steps PLFA has taken to seek to improve performance of the Asset Allocation Funds, including ongoing assessment of asset allocation determinations, diversifying asset class investment options by adding additional underlying Funds, and adding or changing Sub-Advisers to the underlying Funds. The Trustees also noted that the Funds continue to deliver the investment style as disclosed to shareholders. The Trustees also noted the use by investors of the Asset Allocation Funds and the benefits the Asset Allocation Funds provide for shareholders generally.

The Board concluded that PLFA continues to have a long record of effectively managing a multi-manager fund group and asset allocation funds designed to give shareholders a reasonable array of choices through which to implement their investment programs. The Board further concluded that PLFA was implementing each Fund’s investment objective either directly or through the selection of Sub-Advisers and that PLFA’s record in managing each Fund indicates that its continued management, as well as the continuation of the respective Sub-Advisory Agreements, will benefit each Fund and its shareholders.

C. Advisory Fees and Total Expense Ratios

The Trustees requested, received and reviewed information from PLFA relating to the advisory fees paid by the Funds and the sub-advisory fees paid by PLFA, including the portion of the advisory fees paid to each Sub-Adviser as compared to the portion retained by PLFA. The Trustees considered the nature and quality of the services provided by PLFA and also considered the nature and quality of services provided by each Sub-Adviser. The Independent Trustees also requested and reviewed information from the Independent Consultant along with the Independent Consultant’s analysis of advisory fees, sub-advisory fees and certain Fund expenses, excluding any applicable service or distribution fees that were selected by the Independent Consultant for purposes of the peer group expense comparisons (“Operating Expenses”). The Trustees reviewed the advisory fees, sub-advisory fees and Operating Expenses of each Fund and compared such amounts with the fees and expense levels of applicable peer funds identified by the Independent Consultant (each a “Selected Expense Peer Group”). The Trustees reviewed a description of the Independent Consultant’s methodology for constructing the Selected Expense Peer Groups, noting that each Selected Expense Peer Group includes a group of similarly-sized funds with comparable strategies from a universe of funds that (i) included both sub-advised and directly managed funds; (ii) excluded funds that are managed with non-standard business models and expense structures; and (iii) excluded index funds (except in the case of the Trust’s index Funds). With respect to the Portfolio Optimization Portfolios, the Trustees also compared the net expense ratio with the average net expense ratio of funds in the Morningstar Category that PLFA determined to be similar to the relevant Portfolio Optimization Portfolio (“Comparable Peer Fund Average”). A summary of some of the comparative fee and expense information considered by the Trustees for each Fund is provided below.

Comstock Portfolio

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.015% of its advisory fee.

Dividend Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

F-13

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Equity Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Focused Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Large-Cap Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.045% of its advisory fee.

Large-Cap Value Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Long/Short Large-Cap Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.05% of its advisory fee. The Trustees considered that the Selected Expense Peer Group included non-insurance dedicated funds and that the Fund’s Operating Expenses exclude investment-related expenses.

Main Street Core Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Value Advantage Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Mid-Cap Equity Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Mid-Cap Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.05% of its advisory fee.

Mid-Cap Value Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

F-14

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Small-Cap Equity Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.10% of its advisory fee.

Small-Cap Value Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Small-Cap Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Small-Cap Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Emerging Markets Debt Portfolio

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees considered that the Selected Expense Peer Group included non-insurance dedicated funds.

Emerging Markets Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

International Large-Cap Portfolio

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

International Small-Cap Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.02% of its advisory fee.

International Value Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Currency Strategies Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees considered that the Selected Expense Peer Group included non-insurance dedicated funds.

Health Sciences Portfolio

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

F-15

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Real Estate Portfolio

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group.

Technology Portfolio

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Global Absolute Return Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group. The Trustees considered that the Selected Expense Peer Group included non-insurance dedicated funds.

Floating Rate Income Portfolio

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees considered that the Selected Expense Peer Group included non-insurance dedicated funds.

Diversified Bond Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Floating Rate Loan Portfolio

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fifth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.10% of its advisory fee. The Trustees also considered that the Selected Expense Peer Group included non-insurance dedicated funds.

High Yield Bond Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Inflation Managed Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Inflation Strategy Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Managed Bond Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Short Duration Bond Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

F-16

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

PD 1-3 Year Corporate Bond Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Aggregate Bond Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Emerging Markets Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD High Yield Bond Market Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD International Large-Cap Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Large-Cap Growth Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Large-Cap Value Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Small-Cap Growth Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Small-Cap Value Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Pacific Dynamix — Conservative Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Pacific Dynamix — Moderate Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

F-17

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Pacific Dynamix — Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Portfolio Optimization Conservative Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (c) the net expense ratio was lower than the Comparable Peer Fund Average.

Portfolio Optimization Moderate-Conservative Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (c) the net expense ratio was lower than the Comparable Peer Fund Average.

Portfolio Optimization Moderate Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (c) the net expense ratio was lower than the Comparable Peer Fund Average.

Portfolio Optimization Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (c) the net expense ratio was in line with the Comparable Peer Fund Average.

Portfolio Optimization Aggressive-Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (c) the net expense ratio was in-line with the Comparable Peer Fund Average.

During their review, the Trustees noted that all of the Funds were subject to contractual expense limitations on certain operating expenses agreed to by PLFA.

The Trustees also considered information from the Sub-Advisers regarding the comparative sub-advisory fees charged under other investment advisory contracts for similarly managed accounts, such as contracts of each Sub-Adviser with other similarly managed registered investment companies or other types of clients. The Trustees noted that in many cases there were differences in the level of services provided to the Funds by the Sub-Advisers and that the level of services provided by these Sub-Advisers on these other accounts differed due to the nature of the accounts or because there were other reasons to support the difference in fees, such as an affiliation between the Sub-Adviser and the account. These differences often explained variations in fee schedules. The Trustees were mindful that, with regard to the Sub-Advised Funds, the fee rates were the result of arms’-length negotiations between PLFA and the Sub-Advisers, and that any sub-advisory fees are paid by PLFA and are not paid directly by a Fund.

The Board concluded that the advisory fees, sub-advisory fees and total expenses of each Fund were fair and reasonable.

D. Costs, Level of Profits and Economies of Scale

The Trustees reviewed information provided by PLFA regarding PLFA’s costs of sponsoring and operating the Funds and information regarding the profitability of PLFA from each Fund. For the Sub-Advised Funds, the Trustees also reviewed information provided by the Sub-Advisers regarding their costs in managing the Sub-Advised Funds and their profitability from the Funds.

PLFA and the Sub-Advisers’ Costs and Profitability. The Trustees noted that, based on the data available, PLFA appears to be providing and operating products that are competitively priced with other funds, especially other multi-manager and asset allocation funds and funds that support variable annuity and variable life insurance products. The Trustees noted PLFA’s willingness to build its investment capabilities and to sponsor new funds that PLFA believed would improve the menu of offerings for contract owners or that would benefit the Asset Allocation Funds, despite the potential subsidies required by PLFA during a new fund’s start-up phase. Based on information received, the Trustees further noted that Pacific Life’s overall profitability on variable annuity insurance products, which are supported by the Trust, appeared reasonable at the current time. The Trustees also noted that the analysis of the Trust’s profitability to PLFA supported a conclusion that PLFA’s costs and profitability are reasonable, whether considered inclusive or exclusive of distribution costs.

The Trustees also reviewed information provided regarding the structure and manner in which PLFA’s investment professionals were compensated and their respective views of the relationship of such compensation to the attraction and retention of quality personnel. The Trustees considered PLFA’s willingness to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate

F-18

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

changing regulatory requirements. The Trustees also considered the organizational strengths of the Sub-Advisers and their ability to attract and retain investment personnel over time and to sustain the staffing of investment teams that provide services to the Sub-Advised Funds.

With respect to the Sub-Advisers, the Trustees noted that it was difficult in many cases to accurately determine or evaluate the Sub-Advisers’ costs and the profitability of the Sub-Advisory Agreements to the Sub-Advisers because of, among other things, the differences in the types and content of information provided by the Sub-Advisers, the fact that many Sub-Advisers manage substantial assets other than the Funds and, further, that any such assessment would involve assumptions regarding the Sub-Advisers’ expense allocation policies, capital structure, cost of capital, business mix and other factors.

Accordingly, in the case of the Sub-Advisers, the Trustees considered the data described above in light of the arms’-length nature of the relationship (for the Sub-Advised Funds) between PLFA and such Sub-Advisers with respect to the negotiation of fund sub-advisory fees and the fact that such fees are paid by PLFA.

Economies of Scale. The Trustees noted and considered the extent to which economies of scale are realized by PLFA and the Sub-Advisers as each Fund grows, and whether advisory fee levels reflect economies of scale if the Funds grow in size. The Trustees noted PLFA’s commitment to competitive total expenses of the Funds through expense limitation agreements. The Trustees also noted PLFA’s and its affiliates’ consistent reinvestment in the business in the form of adding to investment capabilities and resources, improvements in technology, product innovations and customer service. The Trustees considered information relating to economies of scale provided by PLFA, and PLFA’s willingness to discuss and evaluate the topic of economies of scale with the Trustees. The Independent Trustees requested and reviewed an analysis provided by the Independent Consultant of the asset-based breakpoint schedule for each Fund, as applicable. The Independent Trustees noted that the breakpoints offer potential savings to shareholders of many of the Funds.

The Trustees considered that the advisory fee schedules contained one or more breakpoints reducing the rate of the advisory fee as Fund assets grow for all Funds except the Asset Allocation Funds. The Independent Trustees agreed that the breakpoints appear to be providing for shared economies of scale and/or potential future economies of scale as the asset levels of a Fund increase. The Independent Trustees noted that the Asset Allocation Funds are funds-of-funds that invest in other Funds that have advisory fee schedules containing one or more breakpoints that reduce the total advisory fees paid by shareholders of the Asset Allocation Funds as assets grow. With respect to the Portfolio Optimization Portfolios, the Trustees noted that the advisory fee was set at an amount that takes into account the size of the Funds. The Independent Trustees considered that PLFA seeks to price Funds to scale from inception by considering the size of the initial investment in a Fund rather than implementing breakpoints at lower asset levels. The Trustees also considered PLFA’s willingness to reduce its own fees through certain advisory fee waivers and expense limitation agreements, whereby PLFA will reimburse the Funds for certain expenses that exceed stated expense caps.

The Trustees noted that PLFA and its affiliates had consistently reinvested in the business in the form of improvements in technology, product innovations, personnel and resources. In particular, the Trustees noted that PLFA had created new positions responsible for asset allocation and risk management during the prior year and had hired experienced personnel to fill these positions. The Trustees further noted that Pacific Life had also consistently reinvested in the business with respect to the variable products to which the Trust serves as the underlying investment vehicle.

The Trustees additionally noted that economies of scale were difficult to measure with precision, particularly on a Fund by Fund basis. This analysis is complicated by the additional services and content provided by PLFA and its affiliates through reinvestment in the business, as discussed above. The Trustees considered that the Funds are well managed, and provide shareholders with sophisticated asset allocation investment options at reasonable fee levels. The Board noted that PLFA had taken steps to ensure that shareholders benefit by negotiating favorable terms with service providers, and to provide certain support services, including, but not limited to, legal, compliance and accounting services, to the Funds on an approximate cost basis as opposed to an asset-based charge.

The Board determined that PLFA and its affiliates are sharing economies of scale given its commitment to competitive total expenses of the Funds, the use of breakpoints in certain of the Funds, and the consistent reinvestment in the business in the form of improvements in technology and other resources and investments in personnel. The Board further considered that it will continue to review whether there are additional economies of scale that will be realized as the Funds grow that can be shared with shareholders. The Board concluded that the Funds’ cost structures were reasonable and that overall profitability appeared reasonable at the current time. The Board further concluded that PLFA was sharing economies of scale with each Fund and its shareholders to their benefit.

E. Ancillary Benefits

The Trustees requested and received from PLFA and the Sub-Advisers information concerning other benefits received by PLFA, Pacific Life, the Sub-Advisers, and their affiliates as a result of their respective relationship with the Funds, including various service arrangements with PLFA affiliates and reimbursement at an approximate cost basis for support services in the case of PLFA, as well as commissions paid to broker-dealers affiliated with certain Sub-Advisers and the use of soft-dollars by certain of the Sub-Advisers. The Trustees also considered ancillary benefits received by Pacific Life and its affiliates from the Funds. The Trustees considered information concerning other significant economic relations between the Sub-Advisers and their affiliates and with PLFA and its affiliates and noted PLFA’s processes and procedures to identify and disclose such relationships to the Board. The Trustees also considered PLFA’s and each Sub-Adviser’s strong practices and procedures with regard to managing conflicts of interest and ensuring that such conflicts do not prevent PLFA or the Sub-Advisers from acting in the best interests of the Funds and their shareholders.

The Board concluded that such benefits were consistent with those generally derived by investment advisers to mutual funds or were otherwise not unusual.

F-19

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

F. Conclusion

Based on their review, including their consideration of each of the factors referred to above, and assisted by the advice of the Independent Consultant and independent counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the Advisory Agreement and each applicable Sub-Advisory Agreement are fair and reasonable with respect to each Fund and its shareholders, and that the renewal of the Advisory Agreement and each applicable Sub-Advisory Agreement would be in the best interests of the Funds and their shareholders. The Board did not indicate that any single factor was determinative of its decision to approve the Advisory Agreement and each applicable Sub-Advisory Agreement, but indicated that the Board based its determination on the total mix of information available to it.

F-20

PACIFIC SELECT FUND

WHERE TO GO FOR MORE INFORMATION

(Unaudited)

Availability of Quarterly Holdings

The Trust files Form N-Q (complete schedules of Fund holdings) with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year not later than 60 days after the close of the applicable quarter end. The Trust’s Form N-Q, (when required) is filed pursuant to applicable regulations and is available after filing (i) on the SEC’s website at http://www.sec.gov; (ii) for review and copying at the SEC’s Public Reference Room in Washington, D.C. (Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330); and (iii) on the Trust’s website at http://www.pacificlife.com/pacificselectfund.htm. The SEC may charge you a fee for this information.

Availability of Proxy Voting Record

By August 31 of each year, the Trust files information regarding how the Trust’s managers voted proxies relating to Fund securities during the most recent twelve-month period ended June 30. Such information is available after filing on the Trust’s website and on the SEC’s website noted below.

Information Relating to Investments Held by the Trust

For complete descriptions of the various securities and other instruments held by the Trust and their risks, please see the Trust’s prospectus and Statement of Additional Information (“SAI”). The prospectus and SAI are available as noted below.

Availability of Proxy Voting Policies

A description of the Proxy Voting Policies and Procedures that the Trust uses to determine how to vote proxies relating to Fund securities is described in the Trust’s SAI.

How to obtain Information

The Trust’s prospectus, SAI (including Proxy Voting Policies), annual and semi-annual reports, and complete schedules of investments are available:

•	On the Trust’s website at http://www.pacificlife.com/pacificselectfund.htm

•	On the SEC’s website at http://www.sec.gov

•	Upon request, without charge by calling the applicable toll-free numbers below:

Pacific Life’s Annuity Contract Owners: 1-800-722-4448

Pacific Life’s Annuity Registered Representative: 1-800-722-2333

Pacific Life Insurance Policy Owners: 1-800-800-7681

PL&A’s Annuity Contract Owners: 1-800-748-6907

PL&A’s Life Insurance Policy Owners: 1-888-595-6997

7 a.m. through 5 p.m. Pacific Time

F-21

Form Nos.: 15-31114-05 4732-16A

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no waivers to the Code of Ethics during the period covered by this report. The Code of Ethics was amended to reflect a change in Certifying Officer.

A copy of this code of ethics is filed as Exhibit 99 to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board has determined that G. Thomas Willis, a member of the Registrant’s Audit Committee, is an “audit committee financial expert” and “independent,” as such terms are defined in this Item. This designation does not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor does it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as “audit committee financial experts” if the Board had designated them as such. Most importantly, the board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition. Mr. Willis is a retired partner of PricewaterhouseCoopers LLP.

Item 4. Principal Accountant Fees and Services.

Audit Fees. The aggregate audit fees billed to the Registrant by the principal accountant for the fiscal years ended December 31, 2015 and 2014 were $1,617,000 and $1,620,000, respectively.

Audit-Related Fees. For the fiscal years ended December 31, 2015 and December 31, 2014 there were no audit-related fees.

Tax Fees. The aggregate tax fees billed to the Registrant for professional services for tax compliance, tax advice or tax planning for the fiscal years ended December 31, 2015 and 2014 were $75,000 and $0, respectfully.

All Other Fees. There were no other fees billed to the Registrant by the principal accountant for the fiscal years ending December 31, 2015 and 2014.

(e)(1) The Audit Committee is required to pre-approve audit and non-audit services performed for the Registrant by the independent auditor as outlined below in order to assure that the provision of such services does not impair the auditor’s independence:

Pre-Approval Requirements for Services to Registrant. Before the Auditor is engaged by the Registrant to render audit related or permissible non-audit services, either: (i) The Audit Committee shall pre-approve such engagement; or (ii) Such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit committee. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the Adviser. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated pursuant to the Audit Committee Charter shall be presented to the full Audit Committee at its next scheduled meeting. (iii) De Minimis Exceptions to Pre-Approval Requirements.

Pre-approval for a service provided to the Registrant other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Registrant constitutes not more than 5 percent of the total amount of revenues paid by the Registrant to the Auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Registrant at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.

Pre-Approval of Non-Audit Services Provided to the Adviser and Others. The Audit Committee shall pre-approve any non-audit services proposed to be provided by the Auditor to (i) the Adviser and (ii) any entity in the investment company complex, if the nature of the services provided relate directly to the operations or financial reporting of the Registrant. Pursuant to the Audit Committee Charter, “Investment company complex” means the Registrant and its portfolios, the Pacific Life Funds, the Adviser and any entity controlled by or under common control with the Adviser if such entity is an investment adviser or is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to the Trusts or the Adviser. Application of De Minimis Exception: The De Minimis exceptions set forth above also apply to pre-approvals under this section of the Audit Committee Charter, except that the “total amount of revenues” calculation for the services pursuant to the Audit Committee Charter is based on the total amount of revenues paid to the Auditor by the Registrant and any other entity that has its services approved under this section of the Audit Committee Charter (i.e., the Adviser or any control person).

(e)(2) No services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Not applicable.

The aggregate fees billed for the years ended December 31, 2015 and 2014 by the Registrant’s principal accountant for non- audit services rendered to the Registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant were $912,082 and $367,192, respectively. The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants—not applicable.

Item 6. Investments.

(a)	Schedule I.

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Schedule of Investments

December 31, 2015

	Shares	Value
COMMON STOCKS - 99.5%

Consumer Discretionary - 12.8%

Advance Auto Parts Inc	8,118	$1,221,840
Amazon.com Inc *	42,934	29,018,661
AutoNation Inc *	8,411	501,800
AutoZone Inc *	3,430	2,544,751
Bed Bath & Beyond Inc *	19,014	917,426
Best Buy Co Inc	33,308	1,014,229
BorgWarner Inc	25,161	1,087,710
Cablevision Systems Corp ‘A’	24,706	788,121
CarMax Inc *	22,635	1,221,611
Carnival Corp	51,397	2,800,109
CBS Corp ‘B’	48,432	2,282,600
Chipotle Mexican Grill Inc *	3,460	1,660,281
Coach Inc	30,498	998,200
Comcast Corp ‘A’	272,757	15,391,678
Darden Restaurants Inc	12,664	805,937
Delphi Automotive PLC (United Kingdom)	31,309	2,684,121
Discovery Communications Inc ‘A’ *	16,159	431,122
Discovery Communications Inc ‘C’ *	28,996	731,279
Dollar General Corp	32,493	2,335,272
Dollar Tree Inc *	26,080	2,013,898
DR Horton Inc	36,718	1,176,078
Expedia Inc	13,008	1,616,894
Ford Motor Co	435,319	6,133,645
Fossil Group Inc *	4,881	178,449
GameStop Corp ‘A’	11,831	331,741
Garmin Ltd	13,355	496,405
General Motors Co	158,140	5,378,341
Genuine Parts Co	16,915	1,452,829
H&R Block Inc	26,367	878,285
Hanesbrands Inc	44,315	1,304,190
Harley-Davidson Inc	21,432	972,798
Harman International Industries Inc	7,896	743,882
Hasbro Inc	12,519	843,280
Johnson Controls Inc	72,765	2,873,490
Kohl’s Corp	21,198	1,009,661
L Brands Inc	28,538	2,734,511
Leggett & Platt Inc	15,239	640,343
Lennar Corp ‘A’	19,998	978,102
Lowe’s Cos Inc	102,212	7,772,200
Macy’s Inc	35,112	1,228,218
Marriott International Inc ‘A’	21,535	1,443,706
Mattel Inc	37,498	1,018,821
McDonald’s Corp	102,564	12,116,911
Michael Kors Holdings Ltd *	20,576	824,275
Mohawk Industries Inc *	7,066	1,338,230
Netflix Inc *	47,734	5,459,815
Newell Rubbermaid Inc	30,002	1,322,488
News Corp ‘A’	42,317	565,355
News Corp ‘B’	11,970	167,101
NIKE Inc ‘B’	150,634	9,414,625
Nordstrom Inc	15,195	756,863
O’Reilly Automotive Inc *	11,046	2,799,277
Omnicom Group Inc	27,118	2,051,748
PulteGroup Inc	35,705	636,263
PVH Corp	9,118	671,541
Ralph Lauren Corp ‘A’	6,697	746,582
Ross Stores Inc	45,243	2,434,526
Royal Caribbean Cruises Ltd	19,076	1,930,682
Scripps Networks Interactive Inc ‘A’	10,786	595,495
Signet Jewelers Ltd (NYSE)	8,886	1,099,109
Staples Inc	70,804	670,514
Starbucks Corp	165,835	9,955,075
Starwood Hotels & Resorts Worldwide Inc	19,007	1,316,805
Target Corp	68,800	4,995,568
TEGNA Inc	24,994	637,847
The Gap Inc	25,585	631,950

	Shares	Value
The Goodyear Tire & Rubber Co	30,387	$992,743
The Home Depot Inc	141,614	18,728,451
The Interpublic Group of Cos Inc	45,389	1,056,656
The Priceline Group Inc *	5,566	7,096,372
The TJX Cos Inc	74,865	5,308,677
The Walt Disney Co	169,860	17,848,889
Tiffany & Co	12,454	950,116
Time Warner Cable Inc	31,654	5,874,666
Time Warner Inc	89,379	5,780,140
Tractor Supply Co	15,043	1,286,176
TripAdvisor Inc *	12,621	1,075,940
Twenty-First Century Fox Inc ‘A’	130,764	3,551,550
Twenty-First Century Fox Inc ‘B’	47,896	1,304,208
Under Armour Inc ‘A’ *	19,996	1,611,878
Urban Outfitters Inc *	9,706	220,812
VF Corp	37,900	2,359,275
Viacom Inc ‘B’	38,578	1,587,870
Whirlpool Corp	8,733	1,282,616
Wyndham Worldwide Corp	12,971	942,343
Wynn Resorts Ltd	8,964	620,219
Yum! Brands Inc	47,948	3,502,601

		257,777,358

Consumer Staples - 10.0%

Altria Group Inc	219,173	12,758,060
Archer-Daniels-Midland Co	66,713	2,447,033
Brown-Forman Corp ‘B’	11,353	1,127,126
Campbell Soup Co	19,827	1,041,909
Church & Dwight Co Inc	14,648	1,243,322
Coca-Cola Enterprises Inc	23,391	1,151,773
Colgate-Palmolive Co	100,048	6,665,198
ConAgra Foods Inc	48,015	2,024,312
Constellation Brands Inc ‘A’	19,355	2,756,926
Costco Wholesale Corp	48,854	7,889,921
CVS Health Corp	123,654	12,089,652
Dr Pepper Snapple Group Inc	21,223	1,977,984
General Mills Inc	66,505	3,834,678
Hormel Foods Corp	14,871	1,175,999
Kellogg Co	28,299	2,045,169
Keurig Green Mountain Inc	12,973	1,167,311
Kimberly-Clark Corp	40,459	5,150,431
McCormick & Co Inc	12,874	1,101,499
Mead Johnson Nutrition Co	22,022	1,738,637
Molson Coors Brewing Co ‘B’	17,634	1,656,185
Mondelez International Inc ‘A’	177,492	7,958,741
Monster Beverage Corp *	16,771	2,498,208
PepsiCo Inc	162,870	16,273,970
Philip Morris International Inc	173,053	15,213,089
Reynolds American Inc	92,266	4,258,076
Sysco Corp	58,638	2,404,158
The Clorox Co	14,295	1,813,035
The Coca-Cola Co	437,104	18,777,988
The Estee Lauder Cos Inc ‘A’	25,086	2,209,073
The Hershey Co	16,049	1,432,694
The JM Smucker Co	13,292	1,639,435
The Kraft Heinz Co	66,472	4,836,503
The Kroger Co	108,804	4,551,271
The Procter & Gamble Co	303,861	24,129,602
Tyson Foods Inc ‘A’	33,046	1,762,343
Wal-Mart Stores Inc	175,186	10,738,902
Walgreens Boots Alliance Inc	97,181	8,275,448
Whole Foods Market Inc	38,152	1,278,092

		201,093,753

Energy - 6.5%

Anadarko Petroleum Corp	56,379	2,738,892
Apache Corp	42,218	1,877,434
Baker Hughes Inc	48,701	2,247,551
Cabot Oil & Gas Corp	45,706	808,539
Cameron International Corp *	21,245	1,342,684

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Shares	Value
Chesapeake Energy Corp	57,412	$258,354
Chevron Corp	210,393	18,926,954
Cimarex Energy Co	10,397	929,284
Columbia Pipeline Group Inc	43,460	869,200
ConocoPhillips	137,918	6,439,391
CONSOL Energy Inc	25,475	201,253
Devon Energy Corp	42,875	1,372,000
Diamond Offshore Drilling Inc	7,571	159,748
Ensco PLC ‘A’	25,933	399,109
EOG Resources Inc	61,385	4,345,444
EQT Corp	16,766	874,012
Exxon Mobil Corp	465,363	36,275,046
FMC Technologies Inc *	25,879	750,750
Halliburton Co	95,588	3,253,816
Helmerich & Payne Inc	11,982	641,636
Hess Corp	26,896	1,303,918
Kinder Morgan Inc	204,548	3,051,856
Marathon Oil Corp	74,681	940,234
Marathon Petroleum Corp	59,631	3,091,271
Murphy Oil Corp	18,465	414,539
National Oilwell Varco Inc	41,972	1,405,642
Newfield Exploration Co *	17,741	577,647
Noble Energy Inc	47,218	1,554,889
Occidental Petroleum Corp	85,309	5,767,741
ONEOK Inc	23,041	568,191
Phillips 66	53,204	4,352,087
Pioneer Natural Resources Co	16,697	2,093,470
Range Resources Corp	18,670	459,469
Schlumberger Ltd	140,866	9,825,403
Southwestern Energy Co *	42,798	304,294
Spectra Energy Corp	74,247	1,777,473
Tesoro Corp	13,446	1,416,805
The Williams Cos Inc	75,688	1,945,182
Transocean Ltd	37,998	470,415
Valero Energy Corp	53,780	3,802,784

		129,834,407

Financials - 16.4%

ACE Ltd	36,213	4,231,489
Affiliated Managers Group Inc *	6,044	965,589
Aflac Inc	47,666	2,855,193
American Express Co	93,448	6,499,308
American International Group Inc	138,189	8,563,572
American Tower Corp REIT	47,300	4,585,735
Ameriprise Financial Inc	19,448	2,069,656
Aon PLC	30,593	2,820,981
Apartment Investment & Management Co ‘A’ REIT	17,112	684,993
Assurant Inc	7,353	592,211
AvalonBay Communities Inc REIT	15,287	2,814,795
Bank of America Corp	1,163,909	19,588,588
BB&T Corp	87,148	3,295,066
Berkshire Hathaway Inc ‘B’ *	209,380	27,646,535
BlackRock Inc	14,117	4,807,121
Boston Properties Inc REIT	17,167	2,189,479
Capital One Financial Corp	59,480	4,293,266
CBRE Group Inc ‘A’ *	32,200	1,113,476
Cincinnati Financial Corp	16,285	963,583
Citigroup Inc	332,733	17,218,933
CME Group Inc ‘A’	37,776	3,422,506
Comerica Inc	19,887	831,873
Crown Castle International Corp REIT	37,282	3,223,029
Discover Financial Services	47,747	2,560,194
E*TRADE Financial Corp *	32,719	969,791
Equinix Inc REIT	6,922	2,093,213
Equity Residential REIT	40,686	3,319,571
Essex Property Trust Inc REIT	7,303	1,748,411
Fifth Third Bancorp	89,159	1,792,096
Franklin Resources Inc	42,326	1,558,443
General Growth Properties Inc REIT	64,982	1,768,160

	Shares	Value
HCP Inc REIT	51,988	$1,988,021
Host Hotels & Resorts Inc REIT	83,803	1,285,538
Huntington Bancshares Inc	90,137	996,915
Intercontinental Exchange Inc	13,260	3,398,008
Invesco Ltd	47,674	1,596,126
Iron Mountain Inc REIT	21,312	575,637
JPMorgan Chase & Co	411,036	27,140,707
KeyCorp	94,161	1,241,984
Kimco Realty Corp REIT	45,521	1,204,486
Legg Mason Inc	12,191	478,253
Leucadia National Corp	37,441	651,099
Lincoln National Corp	27,851	1,399,791
Loews Corp	31,289	1,201,498
M&T Bank Corp	17,867	2,165,123
Marsh & McLennan Cos Inc	58,262	3,230,628
McGraw Hill Financial Inc	30,261	2,983,129
MetLife Inc	124,168	5,986,139
Moody’s Corp	19,352	1,941,780
Morgan Stanley	169,194	5,382,061
Nasdaq Inc	13,061	759,758
Navient Corp	41,563	475,896
Northern Trust Corp	24,497	1,765,989
People’s United Financial Inc	33,580	542,317
Plum Creek Timber Co Inc REIT	19,467	928,965
Principal Financial Group Inc	30,222	1,359,386
Prologis Inc REIT	58,189	2,497,472
Prudential Financial Inc	50,260	4,091,667
Public Storage REIT	16,437	4,071,445
Realty Income Corp REIT	27,901	1,440,529
Regions Financial Corp	145,804	1,399,718
Simon Property Group Inc REIT	34,564	6,720,624
SL Green Realty Corp REIT	11,137	1,258,258
State Street Corp	45,277	3,004,582
SunTrust Banks Inc	57,330	2,456,017
Synchrony Financial *	93,089	2,830,837
T Rowe Price Group Inc	28,045	2,004,937
The Allstate Corp	43,253	2,685,579
The Bank of New York Mellon Corp	122,181	5,036,301
The Charles Schwab Corp	133,928	4,410,249
The Chubb Corp	25,242	3,348,099
The Goldman Sachs Group Inc	44,303	7,984,730
The Hartford Financial Services Group Inc	46,086	2,002,898
The Macerich Co REIT	14,964	1,207,445
The PNC Financial Services Group Inc	56,766	5,410,367
The Progressive Corp	65,153	2,071,865
The Travelers Cos Inc	33,982	3,835,209
Torchmark Corp	12,935	739,365
Unum Group	27,192	905,222
US Bancorp	184,089	7,855,078
Ventas Inc REIT	36,943	2,084,694
Vornado Realty Trust REIT	19,688	1,968,012
Wells Fargo & Co	519,476	28,238,715
Welltower Inc REIT	39,526	2,688,954
Weyerhaeuser Co REIT	57,137	1,712,967
XL Group PLC (Ireland)	33,261	1,303,166
Zions Bancorp	22,572	616,216

		329,647,307

Health Care - 15.1%

Abbott Laboratories	166,630	7,483,353
AbbVie Inc	182,736	10,825,281
Aetna Inc	38,912	4,207,165
Agilent Technologies Inc	36,906	1,543,040
Alexion Pharmaceuticals Inc *	25,107	4,789,160
Allergan PLC *	44,057	13,767,812
AmerisourceBergen Corp	21,838	2,264,819
Amgen Inc	84,235	13,673,868
Anthem Inc	29,057	4,051,708
Baxalta Inc	60,445	2,359,168
Baxter International Inc	61,155	2,333,063

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Shares	Value
Becton Dickinson & Co	23,538	$3,626,970
Biogen Inc *	24,833	7,607,590
Boston Scientific Corp *	150,251	2,770,628
Bristol-Myers Squibb Co	186,492	12,828,785
Cardinal Health Inc	36,748	3,280,494
Celgene Corp *	87,706	10,503,671
Cerner Corp *	33,985	2,044,877
Cigna Corp	28,776	4,210,792
CR Bard Inc	8,289	1,570,268
DaVita HealthCare Partners Inc *	18,633	1,298,906
DENTSPLY International Inc	15,664	953,154
Edwards Lifesciences Corp *	23,932	1,890,149
Eli Lilly & Co	109,006	9,184,846
Endo International PLC *	23,118	1,415,284
Express Scripts Holding Co *	75,531	6,602,165
Gilead Sciences Inc	160,955	16,287,036
HCA Holdings Inc *	35,058	2,370,973
Henry Schein Inc *	9,298	1,470,851
Humana Inc	16,552	2,954,698
Illumina Inc *	16,348	3,137,917
Intuitive Surgical Inc *	4,173	2,279,126
Johnson & Johnson	308,978	31,738,220
Laboratory Corp of America Holdings *	11,304	1,397,627
Mallinckrodt PLC *	12,867	960,264
McKesson Corp	25,769	5,082,420
Medtronic PLC	157,041	12,079,594
Merck & Co Inc	312,021	16,480,949
Mylan NV *	46,175	2,496,682
Patterson Cos Inc	9,660	436,729
PerkinElmer Inc	12,573	673,536
Perrigo Co PLC	16,242	2,350,217
Pfizer Inc	689,393	22,253,606
Quest Diagnostics Inc	15,995	1,137,884
Regeneron Pharmaceuticals Inc *	8,671	4,707,226
St Jude Medical Inc	31,565	1,949,770
Stryker Corp	35,174	3,269,072
Tenet Healthcare Corp *	10,708	324,452
Thermo Fisher Scientific Inc	44,577	6,323,247
UnitedHealth Group Inc	106,551	12,534,660
Universal Health Services Inc ‘B’	10,077	1,204,101
Varian Medical Systems Inc *	11,064	893,971
Vertex Pharmaceuticals Inc *	27,444	3,453,279
Waters Corp *	9,216	1,240,289
Zimmer Biomet Holdings Inc	18,967	1,945,825
Zoetis Inc	50,959	2,441,955

		302,963,192

Industrials - 10.0%

3M Co	68,779	10,360,869
Allegion PLC	10,665	703,037
American Airlines Group Inc	70,032	2,965,855
AMETEK Inc	26,687	1,430,156
Caterpillar Inc	65,092	4,423,652
CH Robinson Worldwide Inc	15,732	975,699
Cintas Corp	9,909	902,214
CSX Corp	109,150	2,832,443
Cummins Inc	18,450	1,623,785
Danaher Corp	66,645	6,189,988
Deere & Co	34,657	2,643,289
Delta Air Lines Inc	87,843	4,452,762
Dover Corp	17,369	1,064,893
Eaton Corp PLC	51,840	2,697,754
Emerson Electric Co	72,939	3,488,672
Equifax Inc	13,136	1,462,956
Expeditors International of Washington Inc	20,837	939,749
Fastenal Co	32,192	1,314,077
FedEx Corp	29,261	4,359,596
Flowserve Corp	15,085	634,777
Fluor Corp	15,818	746,926
General Dynamics Corp	33,193	4,559,390

	Shares	Value
General Electric Co	1,054,190	$32,838,019
Honeywell International Inc	86,079	8,915,202
Illinois Tool Works Inc	36,598	3,391,903
Ingersoll-Rand PLC	29,376	1,624,199
Jacobs Engineering Group Inc *	13,948	585,119
JB Hunt Transport Services Inc	10,213	749,226
Kansas City Southern	12,212	911,870
L-3 Communications Holdings Inc	8,762	1,047,147
Lockheed Martin Corp	29,520	6,410,268
Masco Corp	37,577	1,063,429
Nielsen Holdings PLC	41,096	1,915,074
Norfolk Southern Corp	33,514	2,834,949
Northrop Grumman Corp	20,369	3,845,871
PACCAR Inc	39,183	1,857,274
Parker-Hannifin Corp	15,395	1,493,007
Pentair PLC (United Kingdom)	20,197	1,000,357
Pitney Bowes Inc	22,479	464,191
Precision Castparts Corp	15,340	3,559,033
Quanta Services Inc *	17,841	361,280
Raytheon Co	33,632	4,188,193
Republic Services Inc	26,710	1,174,973
Robert Half International Inc	15,043	709,127
Rockwell Automation Inc	14,745	1,512,984
Rockwell Collins Inc	14,712	1,357,918
Roper Technologies Inc	11,269	2,138,744
Ryder System Inc	5,928	336,888
Snap-on Inc	6,431	1,102,466
Southwest Airlines Co	72,641	3,127,921
Stanley Black & Decker Inc	16,726	1,785,166
Stericycle Inc *	9,398	1,133,399
Textron Inc	30,549	1,283,364
The ADT Corp	18,439	608,118
The Boeing Co	70,402	10,179,425
The Dun & Bradstreet Corp	4,043	420,189
Tyco International PLC	46,880	1,495,003
Union Pacific Corp	95,397	7,460,045
United Continental Holdings Inc *	41,954	2,403,964
United Parcel Service Inc ‘B’	77,610	7,468,410
United Rentals Inc *	10,366	751,950
United Technologies Corp	92,210	8,858,615
Verisk Analytics Inc *	17,210	1,323,105
Waste Management Inc	46,724	2,493,660
WW Grainger Inc	6,452	1,307,111
Xylem Inc	20,130	734,745

		200,995,440

Information Technology - 20.6%

Accenture PLC ‘A’	69,777	7,291,697
Activision Blizzard Inc	56,340	2,180,921
Adobe Systems Inc *	55,702	5,232,646
Akamai Technologies Inc *	19,697	1,036,653
Alliance Data Systems Corp *	6,829	1,888,697
Alphabet Inc ‘A’ *	32,535	25,312,555
Alphabet Inc ‘C’ *	33,179	25,178,880
Amphenol Corp ‘A’	34,244	1,788,564
Analog Devices Inc	34,808	1,925,579
Apple Inc	623,165	65,594,348
Applied Materials Inc	128,345	2,396,201
Autodesk Inc *	25,178	1,534,096
Automatic Data Processing Inc	51,552	4,367,485
Avago Technologies Ltd (Singapore)	29,308	4,254,056
Broadcom Corp ‘A’	62,659	3,622,943
CA Inc	35,449	1,012,423
Cisco Systems Inc	566,933	15,395,066
Citrix Systems Inc *	17,196	1,300,877
Cognizant Technology Solutions Corp ‘A’ *	67,765	4,067,255
Corning Inc	132,238	2,417,311
CSRA Inc	15,548	466,440
eBay Inc *	123,369	3,390,180
Electronic Arts Inc *	34,748	2,387,883

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Shares	Value
EMC Corp	216,529	$5,560,465
F5 Networks Inc *	7,986	774,323
Facebook Inc ‘A’ *	253,553	26,536,857
Fidelity National Information Services Inc	30,986	1,877,752
First Solar Inc *	8,261	545,143
Fiserv Inc *	25,523	2,334,334
FLIR Systems Inc	15,359	431,127
Harris Corp	13,677	1,188,531
Hewlett Packard Enterprise Co	200,507	3,047,706
HP Inc	200,507	2,374,003
Intel Corp	527,415	18,169,447
International Business Machines Corp	99,668	13,716,310
Intuit Inc	29,492	2,845,978
Juniper Networks Inc	39,010	1,076,676
KLA-Tencor Corp	17,418	1,207,938
Lam Research Corp	17,591	1,397,077
Linear Technology Corp	26,397	1,121,081
MasterCard Inc ‘A’	110,689	10,776,681
Microchip Technology Inc	22,709	1,056,877
Micron Technology Inc *	121,275	1,717,254
Microsoft Corp	892,953	49,541,032
Motorola Solutions Inc	17,659	1,208,759
NetApp Inc	33,293	883,263
NVIDIA Corp	57,143	1,883,433
Oracle Corp	357,645	13,064,772
Paychex Inc	36,135	1,911,180
PayPal Holdings Inc *	124,282	4,499,008
Qorvo Inc *	15,802	804,322
QUALCOMM Inc	168,016	8,398,280
Red Hat Inc *	20,305	1,681,457
salesforce.com Inc *	69,699	5,464,402
SanDisk Corp	22,412	1,703,088
Seagate Technology PLC	33,562	1,230,383
Skyworks Solutions Inc	21,351	1,640,397
Symantec Corp	75,542	1,586,382
TE Connectivity Ltd (Switzerland)	43,148	2,787,792
Teradata Corp *	14,857	392,522
Texas Instruments Inc	113,406	6,215,783
The Western Union Co	56,436	1,010,769
Total System Services Inc	18,800	936,240
VeriSign Inc *	11,094	969,172
Visa Inc ‘A’	217,410	16,860,145
Western Digital Corp	25,616	1,538,241
Xerox Corp	106,380	1,130,819
Xilinx Inc	28,715	1,348,744
Yahoo! Inc *	97,032	3,227,284

		413,715,985

Materials - 2.7%

Air Products & Chemicals Inc	21,654	2,817,402
Airgas Inc	7,243	1,001,852
Alcoa Inc	145,480	1,435,888
Avery Dennison Corp	10,212	639,884
Ball Corp	15,153	1,102,078
CF Industries Holdings Inc	25,919	1,057,754
Eastman Chemical Co	16,437	1,109,662
Ecolab Inc	29,710	3,398,230
EI du Pont de Nemours & Co	97,975	6,525,135
FMC Corp	14,749	577,128
Freeport-McMoRan Inc	129,114	874,102
International Flavors & Fragrances Inc	8,961	1,072,094
International Paper Co	46,338	1,746,943
LyondellBasell Industries NV ‘A’	40,158	3,489,730
Martin Marietta Materials Inc	7,432	1,015,062
Monsanto Co	49,163	4,843,539
Newmont Mining Corp	58,699	1,055,995
Nucor Corp	35,300	1,422,590
Owens-Illinois Inc *	17,955	312,776
PPG Industries Inc	30,122	2,976,656
Praxair Inc	31,970	3,273,728
Sealed Air Corp	22,051	983,475
The Dow Chemical Co	125,712	6,471,654

	Shares	Value
The Mosaic Co	37,422	$1,032,473
The Sherwin-Williams Co	8,792	2,282,403
Vulcan Materials Co	14,794	1,404,986
WestRock Co	28,920	1,319,330

		55,242,549

Telecommunication Services - 2.4%

AT&T Inc	687,090	23,642,767
CenturyLink Inc	61,325	1,542,937
Frontier Communications Corp	128,009	597,802
Level 3 Communications Inc *	32,051	1,742,292
Verizon Communications Inc	454,442	21,004,309

		48,530,107

Utilities - 3.0%

AES Corp	75,752	724,947
AGL Resources Inc	13,251	845,546
Ameren Corp	26,851	1,160,769
American Electric Power Co Inc	54,553	3,178,803
CenterPoint Energy Inc	47,565	873,293
CMS Energy Corp	30,440	1,098,275
Consolidated Edison Inc	32,774	2,106,385
Dominion Resources Inc	66,485	4,497,045
DTE Energy Co	19,903	1,596,022
Duke Energy Corp	76,802	5,482,895
Edison International	36,392	2,154,770
Entergy Corp	19,972	1,365,286
Eversource Energy	35,461	1,810,993
Exelon Corp	102,157	2,836,900
FirstEnergy Corp	47,241	1,498,957
NextEra Energy Inc	51,485	5,348,777
NiSource Inc	34,935	681,582
NRG Energy Inc	35,121	413,374
Pepco Holdings Inc	27,881	725,185
PG&E Corp	54,778	2,913,642
Pinnacle West Capital Corp	12,225	788,268
PPL Corp	75,034	2,560,910
Public Service Enterprise Group Inc	55,996	2,166,485
SCANA Corp	15,777	954,351
Sempra Energy	26,160	2,459,302
TECO Energy Inc	26,328	701,641
The Southern Co	101,515	4,749,887
WEC Energy Group Inc	34,942	1,792,874
Xcel Energy Inc	56,689	2,035,702

		59,522,866

Total Common Stocks (Cost $1,473,289,799)		1,999,322,964

	Principal Amount

SHORT-TERM INVESTMENT - 0.4%

Repurchase Agreement - 0.4%

Fixed Income Clearing Corp 0.030% due 01/04/16 (Dated 12/31/15, repurchase price of $7,945,027; collateralized by U.S. Treasury Notes: 2.000% due 05/31/21 and value $8,105,344)	$7,945,001	7,945,001

Total Short-Term Investment (Cost $7,945,001)		7,945,001

TOTAL INVESTMENTS - 99.9% (Cost $1,481,234,800)		2,007,267,965

OTHER ASSETS & LIABILITIES, NET - 0.1%		1,930,922

NET ASSETS - 100.0%		$2,009,198,887

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

Notes to Schedule of Investments

(a)	As of December 31, 2015, the fund’s composition as a percentage of net assets was as follows:

Information Technology	20.6%
Financials	16.4%
Health Care	15.1%
Consumer Discretionary	12.8%
Consumer Staples	10.0%
Industrials	10.0%
Energy	6.5%
Utilities	3.0%
Others (each less than 3.0%)	5.5%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)	Open futures contracts outstanding as of December 31, 2015 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index (03/16)	105	$41,064

(c)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2015:

		Total Value at December 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks (1)	$1,999,322,964	$1,999,322,964	$-	$-
	Short-Term Investment	7,945,001	-	7,945,001	-
	Derivatives:
	Equity Contracts
	Futures	41,064	41,064	-	-

	Total	$2,007,309,029	$1,999,364,028	$7,945,001	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments

December 31, 2015

	Shares	Value
RIGHTS - 0.0%

Telecommunication Services - 0.0%

Leap Wireless International Inc - Contingent Value Rights * +	23,721	$59,777

Total Rights (Cost $0)		59,777

WARRANTS - 0.0%

Energy - 0.0%

Magnum Hunter Resources Corp Exercise @ $10.50 Exp 04/15/16 *	7,573	-

Total Warrants (Cost $0)		-

COMMON STOCKS - 94.2%

Consumer Discretionary - 11.6%

Abercrombie & Fitch Co ‘A’	24,165	652,455
AMC Entertainment Holdings Inc ‘A’	6,887	165,288
America’s Car-Mart Inc *	2,446	65,284
American Eagle Outfitters Inc	7,869	121,970
American Public Education Inc *	5,745	106,914
Apollo Education Group Inc *	32,812	251,668
Arctic Cat Inc	2,752	45,078
Ascena Retail Group Inc *	48,657	479,271
Ascent Capital Group Inc ‘A’ *	4,594	76,812
Barnes & Noble Education Inc *	11,142	110,863
Barnes & Noble Inc	17,630	153,557
Bassett Furniture Industries Inc	1,900	47,652
Beazer Homes USA Inc *	11,451	131,572
bebe stores Inc	10,169	5,746
Belmond Ltd ‘A’ * (United Kingdom)	33,630	319,485
Big 5 Sporting Goods Corp	6,317	63,107
Biglari Holdings Inc *	575	187,347
Black Diamond Inc *	7,403	32,721
Bob Evans Farms Inc	6,711	260,722
Bravo Brio Restaurant Group Inc *	664	5,976
Bridgepoint Education Inc *	5,940	45,203
BRP Inc * (Canada)	178,667	2,566,958
Brunswick Corp	28,400	1,434,484
Build-A-Bear Workshop Inc *	4,704	57,577
Burlington Stores Inc *	2,718	116,602
Caesars Acquisition Co ‘A’ *	16,081	109,512
Caesars Entertainment Corp *	19,059	150,376
CalAtlantic Group Inc	20,969	795,144
Caleres Inc	110,068	2,952,024
Callaway Golf Co	27,193	256,158
Cambium Learning Group Inc *	4,437	21,519
Career Education Corp *	23,302	84,586
Carmike Cinemas Inc *	8,089	185,562
Carriage Services Inc	4,390	105,799
Carrols Restaurant Group Inc *	1,636	19,207
Cavco Industries Inc *	678	56,484
Central European Media Enterprises Ltd ‘A’ * (Bermuda)	5,814	15,640
Century Communities Inc *	4,996	88,479
Chegg Inc *	16,213	109,114
Cherokee Inc *	278	4,796
Christopher & Banks Corp *	13,126	21,658
Citi Trends Inc	5,092	108,205
Columbia Sportswear Co	3,002	146,378
Conn’s Inc *	8,463	198,627
Cooper Tire & Rubber Co	17,797	673,616

	Shares	Value
Cooper-Standard Holding Inc *	4,406	$341,862
Core-Mark Holding Co Inc	3,863	316,534
Cracker Barrel Old Country Store Inc	425	53,903
Crocs Inc *	366,176	3,749,642
Crown Media Holdings Inc ‘A’ *	2,154	12,084
CSS Industries Inc	3,194	90,646
Cumulus Media Inc ‘A’ *	50,577	16,695
Daily Journal Corp *	387	78,174
Dana Holding Corp	25,066	345,911
Deckers Outdoor Corp *	4,929	232,649
Del Frisco’s Restaurant Group Inc *	7,794	124,860
Denny’s Corp *	8,929	87,772
Destination XL Group Inc *	9,586	52,915
DeVry Education Group Inc	22,216	562,287
DineEquity Inc	410	34,715
DreamWorks Animation SKG Inc ‘A’ *	26,381	679,838
Drew Industries Inc	89,200	5,431,388
Duluth Holdings Inc *	980	14,298
Eldorado Resorts Inc *	5,009	55,099
Empire Resorts Inc *	88	1,591
Entercom Communications Corp ‘A’ *	8,796	98,779
Entravision Communications Corp ‘A’	1,001	7,718
Eros International PLC *	9,813	89,789
Escalade Inc	2,543	33,695
Ethan Allen Interiors Inc	8,875	246,903
EVINE Live Inc *	17,677	31,465
Express Inc *	3,022	52,220
Federal-Mogul Holdings Corp *	10,487	71,836
Fenix Parts Inc *	1,717	11,658
Flexsteel Industries Inc	2,070	91,453
Fogo De Chao Inc *	304	4,609
Fred’s Inc ‘A’	12,857	210,469
FTD Cos Inc *	6,373	166,781
Genesco Inc *	52,597	2,989,088
Gentex Corp	208,800	3,342,888
Green Brick Partners Inc *	7,518	54,130
Group 1 Automotive Inc	6,420	485,994
Guess? Inc	21,549	406,845
Harte-Hanks Inc	17,328	56,143
Haverty Furniture Cos Inc	7,082	151,838
Helen of Troy Ltd *	11,244	1,059,747
Hemisphere Media Group Inc *	3,219	47,480
Hooker Furniture Corp	3,540	89,350
Horizon Global Corp *	6,029	62,521
Houghton Mifflin Harcourt Co *	44,233	963,395
Hovnanian Enterprises Inc ‘A’ *	42,830	77,522
Iconix Brand Group Inc *	16,646	113,692
International Speedway Corp ‘A’	9,687	326,646
Intrawest Resorts Holdings Inc *	6,364	49,766
iRobot Corp *	8,454	299,272
Isle of Capri Casinos Inc *	412	5,739
J Alexander’s Holdings Inc *	4,819	52,623
JAKKS Pacific Inc *	5,858	46,630
Johnson Outdoors Inc ‘A’	1,757	38,461
Journal Media Group Inc	8,159	98,071
K12 Inc *	11,759	103,479
KB Home	28,518	351,627
Kona Grill Inc *	1,443	22,886
La-Z-Boy Inc	190,465	4,651,155
Lands’ End Inc *	4,719	110,613
LGI Homes Inc *	3,603	87,661
Libbey Inc	470	10,020
Liberty TripAdvisor Holdings Inc ‘A’ *	18,416	558,741
Lifetime Brands Inc	3,781	50,136
Lumber Liquidators Holdings Inc *	9,451	164,069
M/I Homes Inc *	133,793	2,932,743
MarineMax Inc *	4,256	78,396
Marriott Vacations Worldwide Corp	3,878	220,852
MCBC Holdings Inc *	743	10,179
MDC Holdings Inc	8,949	228,468

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Shares	Value
MDC Partners Inc ‘A’	11,003	$238,985
Media General Inc *	33,326	538,215
Meredith Corp	12,829	554,854
Meritage Homes Corp *	12,915	438,981
Metaldyne Performance Group Inc	1,741	31,930
Modine Manufacturing Co *	16,657	150,746
Monarch Casino & Resort Inc *	3,449	78,361
Morgans Hotel Group Co *	5,935	20,001
Motorcar Parts of America Inc *	462	15,620
Movado Group Inc	5,585	143,590
NACCO Industries Inc ‘A’	1,426	60,177
National CineMedia Inc	16,476	258,838
New Media Investment Group Inc	15,580	303,187
Noodles & Co *	1,341	12,994
Ollie’s Bargain Outlet Holdings Inc *	916	15,581
Penn National Gaming Inc *	25,767	412,787
Performance Sports Group Ltd *	14,687	141,436
Perry Ellis International Inc *	4,227	77,861
Planet Fitness Inc ‘A’ *	2,152	33,636
Reading International Inc ‘A’ *	4,348	57,002
Regis Corp *	12,553	177,625
Rent-A-Center Inc	18,430	275,897
Rentrak Corp *	376	17,871
Ruby Tuesday Inc *	21,669	119,396
Ruth’s Hospitality Group Inc	3,931	62,582
Saga Communications Inc ‘A’	1,279	49,178
Scholastic Corp	9,277	357,721
Sequential Brands Group Inc *	2,522	19,952
SFX Entertainment Inc *	9,052	1,721
Shake Shack Inc ‘A’ *	277	10,969
Shoe Carnival Inc	5,172	119,990
Shutterfly Inc *	4,503	200,654
Sizmek Inc *	7,716	28,163
Skullcandy Inc *	5,274	24,946
Sonic Automotive Inc ‘A’	11,500	261,740
Sonic Corp	5,052	163,230
Speedway Motorsports Inc	4,029	83,481
Sportsman’s Warehouse Holdings Inc *	3,731	48,130
Stage Stores Inc	11,133	101,422
Standard Motor Products Inc	6,921	263,344
Stein Mart Inc	10,184	68,538
Strattec Security Corp	1,040	58,750
Strayer Education Inc *	2,312	138,997
Superior Industries International Inc	8,048	148,244
Systemax Inc *	3,808	32,749
Taylor Morrison Home Corp ‘A’ *	11,382	182,112
The Cato Corp ‘A’	93,321	3,436,079
The Children’s Place Inc	5,300	292,560
The EW Scripps Co ‘A’	7,419	140,961
The Finish Line Inc ‘A’	11,564	209,077
The Marcus Corp	6,410	121,598
The New Home Co Inc *	3,054	39,580
The New York Times Co ‘A’	38,260	513,449
The Pep Boys-Manny Moe & Jack *	18,706	344,377
Thor Industries Inc	66,289	3,722,127
Tilly’s Inc ‘A’ *	4,088	27,103
Time Inc	38,043	596,134
Tower International Inc	3,315	94,710
Townsquare Media Inc ‘A’ *	2,375	28,405
TRI Pointe Group Inc *	53,124	673,081
Tribune Publishing Co	4,227	38,973
Tuesday Morning Corp *	2,816	18,304
Unifi Inc *	4,872	137,147
Universal Electronics Inc *	824	42,312
Universal Technical Institute Inc	7,621	35,514
Vera Bradley Inc *	7,545	118,909
Vitamin Shoppe Inc *	9,754	318,956
VOXX International Corp *	6,337	33,333
WCI Communities Inc *	5,478	122,050
Weight Watchers International Inc *	771	17,579

	Shares	Value
West Marine Inc *	6,327	$53,716
Weyco Group Inc	2,119	56,704
William Lyon Homes ‘A’ *	5,840	96,360
Wingstop Inc *	340	7,755
Winnebago Industries Inc	124,160	2,470,784
ZAGG Inc *	578	6,323
Zumiez Inc *	1,513	22,877

		67,845,321

Consumer Staples - 3.2%

AGT Food & Ingredients Inc (Canada)	9,000	221,081
Alico Inc	1,237	47,860
Amplify Snack Brands Inc *	2,396	27,602
Arcadia Biosciences Inc *	1,721	5,232
B&G Foods Inc	1,110	38,872
Boulder Brands Inc *	1,448	15,899
Central Garden & Pet Co ‘A’ *	12,992	176,691
Coca-Cola Bottling Co Consolidated	137	25,004
Craft Brew Alliance Inc *	2,364	19,787
Darling Ingredients Inc *	57,592	605,868
Dean Foods Co	17,728	304,035
Diamond Foods Inc *	472	18,196
Elizabeth Arden Inc *	9,020	89,298
Fairway Group Holdings Corp *	4,764	3,145
Fresh Del Monte Produce Inc	11,563	449,569
GrainCorp Ltd ‘A’ (Australia)	127,620	797,184
HRG Group Inc *	15,132	205,190
Ingles Markets Inc ‘A’	3,365	148,329
Inter Parfums Inc	3,471	82,679
John B Sanfilippo & Son Inc	2,155	116,435
Lancaster Colony Corp	2,235	258,053
Landec Corp *	70,972	839,599
Maple Leaf Foods Inc (Canada)	443,400	7,613,778
National Beverage Corp *	184	8,361
Nature’s Sunshine Products Inc	3,593	36,361
Nutraceutical International Corp *	2,953	76,246
Oil-Dri Corp of America	1,708	62,906
Omega Protein Corp *	7,552	167,654
Orchids Paper Products Co	2,359	72,940
Performance Food Group Co *	2,404	55,629
Post Holdings Inc *	21,406	1,320,750
Revlon Inc ‘A’ *	2,900	80,736
Sanderson Farms Inc	7,795	604,268
Seaboard Corp *	83	240,263
Seneca Foods Corp ‘A’ *	2,536	73,493
Smart & Final Stores Inc *	8,400	152,964
Snyder’s-Lance Inc	16,922	580,425
SpartanNash Co	13,032	282,012
SUPERVALU Inc *	91,200	618,336
Synutra International Inc *	906	4,267
The Andersons Inc	9,881	312,536
Tootsie Roll Industries Inc	4,115	129,993
TreeHouse Foods Inc *	14,932	1,171,565
United Natural Foods Inc *	1,400	55,104
Universal Corp	7,870	441,350
Village Super Market Inc ‘A’	2,468	65,032
Weis Markets Inc	3,824	169,403

		18,891,980

Energy - 4.0%

Abraxas Petroleum Corp *	33,357	35,358
Adams Resources & Energy Inc	770	29,568
Alon USA Energy Inc	10,832	160,747
Approach Resources Inc *	12,851	23,646
Archrock Inc (Greece)	23,842	179,292
Ardmore Shipping Corp (Ireland)	6,201	78,877
Atwood Oceanics Inc	22,525	230,431
Basic Energy Services Inc *	14,578	39,069
Bill Barrett Corp *	17,339	68,142
Bonanza Creek Energy Inc *	17,300	91,171

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Shares	Value
Bristow Group Inc	109,870	$2,845,633
C&J Energy Services Ltd *	19,544	93,029
Callon Petroleum Co *	27,991	233,445
CARBO Ceramics Inc	6,806	117,063
Carrizo Oil & Gas Inc *	19,213	568,321
Clayton Williams Energy Inc *	2,021	59,761
Clean Energy Fuels Corp *	24,632	88,675
Cloud Peak Energy Inc *	21,609	44,947
Contango Oil & Gas Co *	5,898	37,806
Delek US Holdings Inc	8,930	219,678
DHT Holdings Inc	32,297	261,283
Dorian LPG Ltd *	8,692	102,305
Earthstone Energy Inc *	428	5,697
Eclipse Resources Corp *	16,236	29,550
Energen Corp	45,700	1,873,243
Energy Fuels Inc * (Canada)	6,627	19,550
Energy XXI Ltd	31,904	32,223
Era Group Inc *	7,145	79,667
Erin Energy Corp *	4,195	13,424
EXCO Resources Inc *	55,991	69,429
Exterran Corp *	11,921	191,332
Fairmount Santrol Holdings Inc *	2,258	5,306
Forum Energy Technologies Inc *	20,596	256,626
Frontline Ltd (Norway)	82,591	246,947
GasLog Ltd (Monaco)	14,419	119,678
Gastar Exploration Inc *	28,905	37,866
Gener8 Maritime Inc *	5,752	54,356
Geospace Technologies Corp *	4,496	63,259
Green Plains Inc	13,219	302,715
Gulfmark Offshore Inc ‘A’ *	8,823	41,203
Halcon Resources Corp *	25,402	32,007
Hallador Energy Co	2,969	13,539
Helix Energy Solutions Group Inc *	141,802	745,878
Hornbeck Offshore Services Inc *	11,160	110,930
Hunting PLC (United Kingdom)	392,636	1,775,808
Independence Contract Drilling Inc *	5,800	29,290
ION Geophysical Corp *	37,982	19,109
Jones Energy Inc ‘A’ *	10,270	39,539
Key Energy Services Inc *	44,924	21,658
Matador Resources Co *	10,280	203,236
Matrix Service Co *	9,310	191,227
McDermott International Inc *	83,000	278,050
Natural Gas Services Group Inc *	4,385	97,785
Navios Maritime Acquisition Corp	28,509	85,812
Newpark Resources Inc *	29,276	154,577
Nordic American Offshore Ltd * (Norway)	6,704	35,330
Nordic American Tankers Ltd	30,908	480,310
North Atlantic Drilling Ltd * (Norway)	2,529	6,222
Northern Oil & Gas Inc *	21,361	82,453
Oasis Petroleum Inc *	48,426	356,900
Oil States International Inc *	88,844	2,420,999
Pacific Ethanol Inc *	11,434	54,655
Panhandle Oil & Gas Inc ‘A’	3,095	50,015
Par Pacific Holdings Inc *	510	12,005
Parker Drilling Co *	42,375	77,122
Parsley Energy Inc ‘A’ *	20,799	383,742
PDC Energy Inc *	13,912	742,623
Peabody Energy Corp	6,418	49,290
Penn Virginia Corp *	25,210	7,573
PHI Inc *	4,057	66,575
Pioneer Energy Services Corp *	22,004	47,749
Renewable Energy Group Inc *	15,302	142,156
REX American Resources Corp *	2,047	110,681
Rex Energy Corp *	17,073	17,927
Ring Energy Inc *	8,433	59,453
RSP Permian Inc *	22,870	557,799
Sanchez Energy Corp *	18,244	78,632
SandRidge Energy Inc *	148,234	29,647
Scorpio Tankers Inc (Monaco)	62,123	498,226
SEACOR Holdings Inc *	6,357	334,124

	Shares	Value
Seventy Seven Energy Inc *	18,838	$19,780
Ship Finance International Ltd (Norway)	20,518	339,983
Stone Energy Corp *	19,859	85,195
Synergy Resources Corp *	32,226	274,565
Teekay Tankers Ltd ‘A’ (Bermuda)	33,185	228,313
Tesco Corp	13,425	97,197
TETRA Technologies Inc *	27,558	207,236
Tidewater Inc	16,329	113,650
TransAtlantic Petroleum Ltd *	9,084	12,627
Triangle Petroleum Corp *	15,741	12,121
Ultra Petroleum Corp *	27,454	68,635
Unit Corp *	207,276	2,528,767
W&T Offshore Inc *	11,682	26,985
Westmoreland Coal Co *	6,125	36,015

		23,602,040

Financials - 30.1%

1st Source Corp	5,662	174,786
Acadia Realty Trust REIT	23,933	793,379
Access National Corp	2,473	50,598
AG Mortgage Investment Trust Inc REIT	10,107	129,774
Agree Realty Corp REIT	7,173	243,810
Alexander & Baldwin Inc	17,005	600,447
Alexander’s Inc REIT	42	16,133
Allegiance Bancshares Inc *	1,037	24,525
Altisource Asset Management Corp *	61	1,047
Altisource Residential Corp REIT	20,020	248,448
Ambac Financial Group Inc *	13,404	188,862
American Assets Trust Inc REIT	1,404	53,843
American Capital Mortgage Investment Corp REIT	17,977	250,959
American Equity Investment Life Holding Co	27,592	663,036
American National Bankshares Inc	3,039	77,829
American Residential Properties Inc REIT	11,165	211,018
Ameris Bancorp	11,208	380,960
AMERISAFE Inc	6,581	334,973
Ames National Corp	3,165	76,878
Anchor BanCorp Wisconsin Inc *	2,722	118,461
Anworth Mortgage Asset Corp REIT	36,666	159,497
Apollo Commercial Real Estate Finance Inc REIT	20,458	352,491
Apollo Residential Mortgage Inc REIT	11,273	134,712
Ares Commercial Real Estate Corp REIT	9,515	108,852
Argo Group International Holdings Ltd	9,714	581,286
Arlington Asset Investment Corp ‘A’	6,670	88,244
Armada Hoffler Properties Inc REIT	10,333	108,290
ARMOUR Residential REIT Inc	14,023	305,140
Arrow Financial Corp	3,893	105,773
Arthur J Gallagher & Co	50,900	2,083,846
Ashford Hospitality Prime Inc REIT	9,697	140,607
Ashford Hospitality Trust Inc REIT	29,296	184,858
Aspen Insurance Holdings Ltd (Bermuda)	134,380	6,490,554
Astoria Financial Corp	31,378	497,341
Atlas Financial Holdings Inc *	1,974	39,283
AV Homes Inc *	4,314	55,262
Baldwin & Lyons Inc ‘B’	3,260	78,338
Banc of California Inc	12,630	184,651
BancFirst Corp	2,489	145,905
Banco Latinoamericano de Comercio Exterior SA ‘E’ (Panama)	10,505	272,395
BancorpSouth Inc	33,615	806,424
Bank Mutual Corp	16,112	125,674
Bank of Marin Bancorp	2,079	111,019
BankFinancial Corp	6,408	80,933
Banner Corp	7,270	333,402
Bar Harbor Bankshares	2,101	72,316
BBCN Bancorp Inc	27,638	475,926
BBX Capital Corp ‘A’ *	987	15,447
Bear State Financial Inc *	4,487	48,594
Beneficial Bancorp Inc *	28,879	384,668

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Shares	Value
Berkshire Hills Bancorp Inc	10,280	$299,251
Blue Hills Bancorp Inc	9,720	148,813
Bluerock Residential Growth REIT Inc	6,604	78,257
BNC Bancorp	8,913	226,212
Boston Private Financial Holdings Inc	28,860	327,272
Brandywine Realty Trust REIT	113,900	1,555,874
Bridge Bancorp Inc	5,144	156,532
Brookline Bancorp Inc	24,537	282,175
Bryn Mawr Bank Corp	6,154	176,743
BSB Bancorp Inc *	2,752	64,369
C1 Financial Inc *	2,060	49,873
Calamos Asset Management Inc ‘A’	6,150	59,532
Camden National Corp	2,582	113,840
Campus Crest Communities Inc REIT *	22,438	152,578
Capital Bank Financial Corp ‘A’	7,363	235,469
Capital City Bank Group Inc	3,654	56,089
Capitol Federal Financial Inc	48,677	611,383
Capstead Mortgage Corp REIT	33,695	294,494
Cardinal Financial Corp	10,444	237,601
Cascade Bancorp *	11,102	67,389
Cash America International Inc	8,855	265,207
CatchMark Timber Trust Inc ‘A’ REIT	13,602	153,839
Cathay General Bancorp	27,781	870,379
Cedar Realty Trust Inc REIT	29,579	209,419
CenterState Banks Inc	15,756	246,581
Central Pacific Financial Corp	7,927	174,553
Century Bancorp Inc ‘A’	1,169	50,805
Charter Financial Corp	5,774	76,275
Chatham Lodging Trust REIT	13,299	272,364
Chemical Financial Corp	112,608	3,859,076
Chesapeake Lodging Trust REIT	20,731	521,592
Citizens & Northern Corp	4,200	88,200
Citizens Inc *	16,827	125,025
City Holding Co	5,257	239,929
Clifton Bancorp Inc	9,022	129,375
CNB Financial Corp	5,055	91,142
CNO Financial Group Inc	64,766	1,236,383
CoBiz Financial Inc	12,661	169,911
Colony Capital Inc ‘A’ REIT	39,033	760,363
Columbia Banking System Inc	64,781	2,106,030
Community Bank System Inc	14,871	593,948
Community Trust Bancorp Inc	5,425	189,658
CommunityOne Bancorp *	4,452	59,968
ConnectOne Bancorp Inc	10,319	192,862
Consolidated-Tomoka Land Co	1,020	53,764
CorEnergy Infrastructure Trust Inc REIT	4,267	63,322
Cousins Properties Inc REIT	75,322	710,286
Cowen Group Inc ‘A’ *	36,892	141,296
Crawford & Co ‘B’	7,150	37,967
CU Bancorp *	5,855	148,483
CubeSmart REIT	12,492	382,505
Customers Bancorp Inc *	9,367	254,970
CVB Financial Corp	36,918	624,653
CyrusOne Inc REIT	2,038	76,323
CYS Investments Inc REIT	55,730	397,355
DCT Industrial Trust Inc REIT	30,874	1,153,761
DiamondRock Hospitality Co REIT	70,056	676,040
Dime Community Bancshares Inc	10,893	190,519
Donegal Group Inc ‘A’	3,048	42,916
DuPont Fabros Technology Inc REIT	14,257	453,230
Dynex Capital Inc REIT	17,962	114,059
Eagle Bancorp Inc *	2,511	126,730
EastGroup Properties Inc REIT	8,997	500,323
Education Realty Trust Inc REIT	19,665	744,910
EMC Insurance Group Inc	2,692	68,108
Employers Holdings Inc	4,393	119,929
Encore Capital Group Inc *	7,584	220,543
Endurance Specialty Holdings Ltd	24,591	1,573,578
Enova International Inc *	1,203	7,952
Enstar Group Ltd * (Bermuda)	3,169	475,477

	Shares	Value
Enterprise Bancorp Inc	2,711	$61,946
Enterprise Financial Services Corp	6,986	198,053
EPR Properties REIT	19,939	1,165,435
Equity Bancshares Inc ‘A’ *	773	18,080
Equity One Inc REIT	23,223	630,504
EverBank Financial Corp	390,177	6,235,028
Ezcorp Inc ‘A’ *	17,999	89,815
Farmers Capital Bank Corp *	2,576	69,835
FBL Financial Group Inc ‘A’	3,371	214,530
FCB Financial Holdings Inc ‘A’ *	9,720	347,879
Federal Agricultural Mortgage Corp ‘C’	3,637	114,820
Federated National Holding Co	5,025	148,539
FelCor Lodging Trust Inc REIT	49,763	363,270
Fidelity & Guaranty Life	3,918	99,400
Fidelity Southern Corp	6,104	136,180
Financial Institutions Inc	4,929	138,012
First American Financial Corp	37,728	1,354,435
First Bancorp Inc	3,592	73,528
First Bancorp NC	6,942	130,093
First BanCorp PR *	40,598	131,944
First Busey Corp	8,266	170,527
First Business Financial Services Inc	3,068	76,731
First Cash Financial Services Inc *	761	28,484
First Citizens BancShares Inc ‘A’	2,674	690,347
First Commonwealth Financial Corp	31,155	282,576
First Community Bancshares Inc	5,870	109,358
First Connecticut Bancorp Inc	5,610	97,670
First Defiance Financial Corp	3,227	121,916
First Financial Bancorp	21,404	386,770
First Financial Bankshares Inc	9,323	281,275
First Financial Corp	3,821	129,799
First Industrial Realty Trust Inc REIT	38,420	850,235
First Interstate BancSystem Inc ‘A’	6,820	198,257
First Merchants Corp	13,087	332,672
First Midwest Bancorp Inc	27,067	498,845
First NBC Bank Holding Co *	5,348	199,962
First Potomac Realty Trust REIT	20,256	230,918
FirstMerit Corp	57,652	1,075,210
Flagstar Bancorp Inc *	7,191	166,184
Flushing Financial Corp	10,335	223,649
FNB Corp	60,815	811,272
FNFV Group *	27,904	313,362
Forestar Group Inc *	11,691	127,900
Fox Chase Bancorp Inc	3,970	80,551
Franklin Financial Network Inc *	1,921	60,281
Franklin Street Properties Corp REIT	30,881	319,618
FRP Holdings Inc *	2,427	82,372
Fulton Financial Corp	61,398	798,788
GAIN Capital Holdings Inc	9,682	78,521
German American Bancorp Inc	4,627	154,172
Getty Realty Corp REIT	8,857	151,898
Glacier Bancorp Inc	26,227	695,802
Gladstone Commercial Corp REIT	7,546	110,096
Global Indemnity PLC *	2,867	83,200
Government Properties Income Trust REIT	23,805	377,785
Gramercy Property Trust REIT	145,796	1,125,542
Great Ajax Corp REIT	1,727	20,931
Great Southern Bancorp Inc	3,651	165,244
Great Western Bancorp Inc	14,393	417,685
Green Bancorp Inc *	4,959	51,970
Green Dot Corp ‘A’ *	15,955	261,981
Greenlight Capital Re Ltd ‘A’ *	10,152	189,944
Guaranty Bancorp	5,125	84,768
Hallmark Financial Services Inc *	5,131	59,981
Hampton Roads Bankshares Inc *	11,503	21,166
Hancock Holding Co	26,905	677,199
Hanmi Financial Corp	11,037	261,798
Hannon Armstrong Sustainable Infrastructure Capital Inc REIT	13,214	250,009
Hatteras Financial Corp REIT	33,781	444,220

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Shares	Value
HCI Group Inc	2,684	$93,537
Healthcare Realty Trust Inc REIT	34,935	989,359
Heartland Financial USA Inc	6,531	204,812
Heritage Commerce Corp	8,263	98,825
Heritage Financial Corp	10,512	198,046
Heritage Insurance Holdings Inc	3,219	70,239
Heritage Oaks Bancorp	8,253	66,107
Hersha Hospitality Trust REIT	16,159	351,620
Highwoods Properties Inc REIT	32,724	1,426,766
Hilltop Holdings Inc *	17,051	327,720
Hingham Institution for Savings	449	53,790
Home BancShares Inc	3,601	145,913
HomeStreet Inc *	5,313	115,345
HomeTrust Bancshares Inc *	6,593	133,508
Horace Mann Educators Corp	14,364	476,598
Horizon Bancorp	3,938	110,106
Houlihan Lokey Inc	2,877	75,406
Hudson Pacific Properties Inc REIT	25,870	727,982
IBERIABANK Corp	13,238	729,017
Impac Mortgage Holdings Inc *	262	4,716
Independence Holding Co	2,602	36,038
Independence Realty Trust Inc REIT	10,928	82,069
Independent Bank Corp MA	9,034	420,262
Independent Bank Corp MI	7,886	120,104
Independent Bank Group Inc	3,356	107,392
Infinity Property & Casualty Corp	3,960	325,631
InfraREIT Inc	7,599	140,582
Inland Real Estate Corp REIT	20,669	219,505
International Bancshares Corp	18,845	484,316
INTL. FCStone Inc *	3,881	129,858
Invesco Mortgage Capital Inc REIT	43,097	533,972
Investment Technology Group Inc	10,381	176,685
Investors Bancorp Inc	121,180	1,507,479
Investors Real Estate Trust REIT	42,530	295,583
iStar Inc REIT *	29,594	347,138
James River Group Holdings Ltd	3,764	126,245
Janus Capital Group Inc	46,945	661,455
KCG Holdings Inc ‘A’ *	10,310	126,916
Kearny Financial Corp	32,635	413,485
Kemper Corp	15,118	563,145
Kennedy-Wilson Holdings Inc	29,228	703,810
Kite Realty Group Trust REIT	29,050	753,266
Ladder Capital Corp REIT	12,825	159,287
Ladenburg Thalmann Financial Services Inc *	33,242	91,748
Lakeland Bancorp Inc	13,225	155,923
Lakeland Financial Corp	43,349	2,020,930
LaSalle Hotel Properties REIT	39,396	991,203
LegacyTexas Financial Group Inc	16,527	413,506
Lexington Realty Trust REIT	71,575	572,600
Live Oak Bancshares Inc	1,703	24,183
LTC Properties Inc REIT	182,910	7,890,737
Mack-Cali Realty Corp REIT	30,978	723,336
Maiden Holdings Ltd	15,427	230,017
MainSource Financial Group Inc	7,526	172,195
Marlin Business Services Corp	3,016	48,437
MB Financial Inc	26,122	845,569
MBIA Inc *	47,576	308,292
Medical Properties Trust Inc REIT	81,574	938,917
Mercantile Bank Corp	5,895	144,663
Merchants Bancshares Inc	1,731	54,509
Meridian Bancorp Inc	16,326	230,197
Meta Financial Group Inc	2,637	121,117
Metro Bancorp Inc	4,141	129,945
MGIC Investment Corp *	65,232	575,999
MidWestOne Financial Group Inc	2,693	81,894
Moelis & Co ‘A’	755	22,031
Monmouth Real Estate Investment Corp REIT	21,706	227,045
Monogram Residential Trust Inc REIT	57,957	565,660

	Shares	Value
National Bank Holdings Corp ‘A’	10,491	$224,193
National Bankshares Inc	2,400	85,296
National Commerce Corp *	2,096	52,505
National General Holdings Corp	11,972	261,708
National Health Investors Inc REIT	8,657	526,952
National Interstate Corp	1,875	50,063
National Penn Bancshares Inc	48,552	598,646
National Storage Affiliates Trust REIT	483	8,274
National Western Life Group Inc ‘A’	782	197,017
Nationstar Mortgage Holdings Inc *	13,733	183,610
NBT Bancorp Inc	15,344	427,791
Nelnet Inc ‘A’	8,248	276,885
New Residential Investment Corp REIT	80,726	981,628
New Senior Investment Group Inc REIT	30,179	297,565
New York Mortgage Trust Inc REIT	38,607	205,775
New York REIT Inc	56,488	649,612
NewBridge Bancorp	12,616	153,663
NewStar Financial Inc *	8,363	75,100
NexPoint Residential Trust Inc REIT	6,700	87,703
NMI Holdings Inc ‘A’ *	17,140	116,038
Northfield Bancorp Inc	16,349	260,276
Northwest Bancshares Inc	35,331	473,082
OceanFirst Financial Corp	4,705	94,241
Ocwen Financial Corp *	37,384	260,566
OFG Bancorp	15,603	114,214
Old National Bancorp	40,687	551,716
Old Republic International Corp	239,700	4,465,611
Old Second Bancorp Inc *	9,868	77,365
One Liberty Properties Inc REIT	4,333	92,986
OneBeacon Insurance Group Ltd ‘A’	7,843	97,332
Oppenheimer Holdings Inc ‘A’	3,601	62,585
Opus Bank	3,589	132,685
Orchid Island Capital Inc REIT	8,009	79,529
Oritani Financial Corp	15,381	253,786
Pacific Continental Corp	6,850	101,928
Pacific Premier Bancorp Inc *	7,593	161,351
Park National Corp	4,532	410,055
Park Sterling Corp	15,827	115,854
Parkway Properties Inc REIT	29,421	459,850
Peapack Gladstone Financial Corp	5,406	111,472
Pebblebrook Hotel Trust REIT	25,048	701,845
Penns Woods Bancorp Inc	1,642	69,719
Pennsylvania REIT	23,955	523,896
PennyMac Financial Services Inc ‘A’ *	1,725	26,496
PennyMac Mortgage Investment Trust REIT	22,115	337,475
People’s Utah Bancorp	1,004	17,279
Peoples Bancorp Inc	49,836	938,910
Peoples Financial Services Corp	2,628	100,074
PHH Corp *	17,310	280,422
Physicians Realty Trust REIT	30,072	507,014
PICO Holdings Inc *	7,952	82,065
Pinnacle Financial Partners Inc	11,530	592,181
Piper Jaffray Cos *	5,284	213,474
Potlatch Corp REIT	3,892	117,694
Preferred Apartment Communities Inc ‘A’ REIT	7,435	97,250
Preferred Bank	4,025	132,906
Primerica Inc	16,905	798,423
PrivateBancorp Inc	27,332	1,121,159
Prosperity Bancshares Inc	24,390	1,167,305
Provident Financial Services Inc	22,866	460,750
PS Business Parks Inc REIT	6,076	531,225
QCR Holdings Inc	4,067	98,787
QTS Realty Trust Inc ‘A’ REIT	509	22,961
Radian Group Inc	66,719	893,367
RAIT Financial Trust REIT	30,306	81,826
Ramco-Gershenson Properties Trust REIT	27,433	455,662
RCS Capital Corp ‘A’ *	16,908	5,148
RE/MAX Holdings Inc ‘A’	4,115	153,490
Redwood Trust Inc REIT	29,570	390,324

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Shares	Value
Regional Management Corp *	3,562	$55,104
Renasant Corp	12,935	445,093
Republic Bancorp Inc ‘A’	3,427	90,507
Resource America Inc ‘A’	5,014	30,736
Resource Capital Corp REIT	11,330	144,571
Retail Opportunity Investments Corp REIT	34,444	616,548
Rexford Industrial Realty Inc REIT	19,310	315,912
RLI Corp	14,992	925,756
RLJ Lodging Trust REIT	29,235	632,353
Rouse Properties Inc REIT	12,709	185,043
S&T Bancorp Inc	12,020	370,456
Sabra Health Care REIT Inc	19,297	390,378
Safeguard Scientifics Inc *	7,103	103,065
Safety Insurance Group Inc	5,243	295,600
Sandy Spring Bancorp Inc	8,528	229,915
Saul Centers Inc REIT	374	19,175
Seacoast Banking Corp of Florida *	8,322	124,664
Select Income REIT	21,797	432,017
Selective Insurance Group Inc	19,315	648,598
ServisFirst Bancshares Inc	7,711	366,504
Sierra Bancorp	4,117	72,665
Silver Bay Realty Trust Corp REIT	12,538	196,345
Simmons First National Corp ‘A’	10,350	531,576
South State Corp	7,945	571,643
Southside Bancshares Inc	8,789	211,112
Southwest Bancorp Inc	6,679	116,749
Sovran Self Storage Inc REIT	1,578	169,335
STAG Industrial Inc REIT	22,548	416,011
StanCorp Financial Group Inc	45,400	5,170,152
Starwood Waypoint Residential Trust REIT	13,279	300,637
State Auto Financial Corp	5,196	106,986
State Bank Financial Corp	12,413	261,045
State National Cos Inc	9,856	96,687
Sterling Bancorp	41,660	675,725
Stewart Information Services Corp	8,017	299,275
Stifel Financial Corp *	23,631	1,001,009
Stock Yards Bancorp Inc	5,123	193,598
Stonegate Bank	3,943	129,567
Stonegate Mortgage Corp *	4,361	23,767
STORE Capital Corp REIT	14,049	325,937
Suffolk Bancorp	4,101	116,263
Summit Hotel Properties Inc REIT	30,330	362,443
Sun Bancorp Inc *	3,209	66,234
Sun Communities Inc REIT	14,808	1,014,792
Sunstone Hotel Investors Inc REIT	72,620	907,024
Symetra Financial Corp	26,192	832,120
Talmer Bancorp Inc ‘A’	17,737	321,217
Tejon Ranch Co *	4,819	92,284
Terreno Realty Corp REIT	14,874	336,450
Territorial Bancorp Inc	2,965	82,249
Texas Capital Bancshares Inc *	14,811	731,960
The Bancorp Inc *	11,769	74,969
The First of Long Island Corp	4,272	128,160
The GEO Group Inc REIT	25,993	751,458
The Hanover Insurance Group Inc	49,100	3,993,794
The JG Wentworth Co ‘A’ *	5,160	9,288
The Navigators Group Inc *	3,724	319,482
The RMR Group Inc ‘A’ *	2,420	34,872
The St Joe Co *	19,035	352,338
Third Point Reinsurance Ltd * (Bermuda)	27,381	367,179
Tiptree Financial Inc ‘A’	10,259	62,990
Tompkins Financial Corp	5,191	291,527
Towne Bank	15,836	330,497
TriCo Bancshares	7,922	217,380
TriState Capital Holdings Inc *	7,404	103,582
Triumph Bancorp Inc *	5,218	86,097
TrustCo Bank Corp NY	206,594	1,268,487
Trustmark Corp	23,504	541,532
UMB Financial Corp	13,712	638,294
UMH Properties Inc REIT	7,998	80,940

	Shares	Value
Umpqua Holdings Corp	76,647	$1,218,687
Union Bankshares Corp	15,569	392,962
United Bankshares Inc	24,065	890,164
United Community Banks Inc	18,395	358,519
United Community Financial Corp	17,066	100,689
United Development Funding IV REIT	10,585	116,435
United Financial Bancorp Inc	14,111	181,750
United Fire Group Inc	6,995	267,978
United Insurance Holdings Corp	6,092	104,173
Univest Corp of Pennsylvania	6,819	142,244
Urstadt Biddle Properties Inc ‘A’ REIT	7,144	137,451
Validus Holdings Ltd	68,590	3,175,031
Valley National Bancorp	80,956	797,417
Virtus Investment Partners Inc	2,247	263,933
Walker & Dunlop Inc *	4,668	134,485
Walter Investment Management Corp *	13,179	187,405
Washington REIT	23,714	641,701
Washington Federal Inc	33,017	786,795
Washington Trust Bancorp Inc	5,104	201,710
Waterstone Financial Inc	9,284	130,904
Webster Financial Corp	31,598	1,175,130
WesBanco Inc	13,287	398,876
West Bancorp Inc	5,593	110,462
Westamerica Bancorp	8,877	415,000
Western Alliance Bancorp *	14,655	525,528
Western Asset Mortgage Capital Corp REIT	14,844	151,706
Whitestone REIT	9,385	112,714
Wilshire Bancorp Inc	24,562	283,691
Wintrust Financial Corp	16,478	799,513
World Acceptance Corp *	951	35,282
WSFS Financial Corp	10,151	328,486
Xenia Hotels & Resorts Inc REIT	38,936	596,889
Yadkin Financial Corp	8,685	218,601

		176,957,842

Health Care - 6.8%

ACADIA Pharmaceuticals Inc *	2,122	75,649
Aceto Corp	1,231	33,212
Aclaris Therapeutics Inc *	225	6,061
Acorda Therapeutics Inc *	1,349	57,710
Adamas Pharmaceuticals Inc *	3,569	101,074
Addus HomeCare Corp *	2,067	48,120
Affymetrix Inc *	19,344	195,181
Agenus Inc *	5,084	23,081
Aimmune Therapeutics Inc *	395	7,288
Akebia Therapeutics Inc *	8,987	116,112
Alliance HealthCare Services Inc *	1,220	11,200
Almost Family Inc *	2,495	95,384
Amedisys Inc *	1,998	78,561
Amphastar Pharmaceuticals Inc *	3,773	53,690
Amsurg Corp *	14,203	1,079,428
Analogic Corp	3,927	324,370
AngioDynamics Inc *	8,751	106,237
Anika Therapeutics Inc *	1,135	43,312
Aratana Therapeutics Inc *	987	5,507
Array BioPharma Inc *	8,747	36,912
Arrowhead Research Corp *	9,554	58,757
Assembly Biosciences Inc *	295	2,215
AtriCure Inc *	2,355	52,846
Axovant Sciences Ltd *	590	10,638
BioCryst Pharmaceuticals Inc *	4,840	49,949
BioScrip Inc *	23,296	40,768
Calithera Biosciences Inc *	3,926	30,073
Cardiovascular Systems Inc *	573	8,664
Celldex Therapeutics Inc *	3,107	48,718
Cerus Corp *	5,115	32,327
Chiasma Inc *	283	5,538
ConforMIS Inc *	508	8,783
CONMED Corp	9,572	421,647
Cross Country Healthcare Inc *	4,149	68,002

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Shares	Value
CryoLife Inc	8,869	$95,608
Cutera Inc *	1,596	20,413
Cynosure Inc ‘A’ *	673	30,063
Cytokinetics Inc *	5,611	58,691
CytomX Therapeutics Inc *	294	6,136
Dermira Inc *	3,444	119,197
Edge Therapeutics Inc *	343	4,288
Emergent BioSolutions Inc *	3,108	124,351
EndoChoice Holdings Inc *	511	4,267
Endocyte Inc *	13,283	53,265
Entellus Medical Inc *	308	5,193
Evolent Health Inc ‘A’ *	1,284	15,549
Exactech Inc *	3,627	65,830
Five Star Quality Care Inc *	14,745	46,889
Genesis Healthcare Inc *	6,567	22,787
Geron Corp *	3,256	15,759
Gerresheimer AG (Germany)	98,500	7,704,076
Glaukos Corp *	351	8,666
Global Blood Therapeutics Inc *	247	7,986
Greatbatch Inc *	8,872	465,780
Haemonetics Corp *	9,401	303,088
Halyard Health Inc *	16,222	541,977
Hanger Inc *	12,321	202,680
Harvard Bioscience Inc *	11,488	39,863
Healthways Inc *	10,778	138,713
Hill-Rom Holdings Inc	83,000	3,988,980
ICU Medical Inc *	1,742	196,463
Idera Pharmaceuticals Inc *	2,289	7,073
Ignyta Inc *	2,851	38,203
Immunomedics Inc *	2,658	8,160
Inovio Pharmaceuticals Inc *	2,616	17,580
Integra LifeSciences Holdings Corp *	5,512	373,603
Invacare Corp	125,571	2,183,680
Kindred Healthcare Inc	29,019	345,616
Lantheus Holdings Inc *	1,218	4,117
LeMaitre Vascular Inc	2,558	44,125
Lexicon Pharmaceuticals Inc *	8,760	116,596
LHC Group Inc *	4,238	191,939
Livanova PLC *	4,669	277,199
Loxo Oncology Inc *	3,148	89,561
Luminex Corp *	13,949	298,369
Magellan Health Inc *	8,707	536,874
MedAssets Inc *	1,401	43,347
Meridian Bioscience Inc	2,346	48,140
Merit Medical Systems Inc *	15,279	284,037
Merrimack Pharmaceuticals Inc *	2,175	17,182
MyoKardia Inc *	398	5,835
NantKwest Inc *	263	4,558
Natera Inc *	406	4,385
National HealthCare Corp	3,500	215,950
National Research Corp ‘A’	570	9,143
Navidea Biopharmaceuticals Inc *	11,299	15,028
Neos Therapeutics Inc *	343	4,912
Novocure Ltd *	501	11,202
Ocata Therapeutics Inc *	1,535	12,925
Omeros Corp *	847	13,323
OraSure Technologies Inc *	17,974	115,753
Orthofix International NV *	6,515	255,453
Osiris Therapeutics Inc	513	5,325
Owens & Minor Inc	21,985	791,020
Oxford Immunotec Global PLC *	325	3,738
PDL BioPharma Inc	57,519	203,617
Penumbra Inc *	274	14,744
Peregrine Pharmaceuticals Inc *	3,676	4,301
PharMerica Corp *	10,572	370,020
Quidel Corp *	5,839	123,787
REGENXBIO Inc *	280	4,648
Rigel Pharmaceuticals Inc *	7,131	21,607
Rockwell Medical Inc *	1,926	19,722
RTI Surgical Inc *	3,217	12,771

	Shares	Value
SeaSpine Holdings Corp *	1,697	$29,154
Select Medical Holdings Corp	2,303	27,429
Seres Therapeutics Inc *	335	11,755
Spectrum Pharmaceuticals Inc *	17,012	102,582
Stemline Therapeutics Inc *	4,574	28,862
STERIS PLC	95,900	7,225,106
Surgery Partners Inc *	2,314	47,414
Surgical Care Affiliates Inc *	390	15,526
SurModics Inc *	3,628	73,540
Teladoc Inc *	806	14,476
Teleflex Inc	42,000	5,520,900
The Ensign Group Inc	1,228	27,790
The Medicines Co *	20,735	774,245
Theravance Biopharma Inc * (Cayman)	9,862	161,638
Theravance Inc	3,716	39,167
Threshold Pharmaceuticals Inc *	1,286	617
Tokai Pharmaceuticals Inc *	1,984	17,300
TransEnterix Inc *	12,793	31,727
Triple-S Management Corp ‘B’ *	8,430	201,561
Trupanion Inc *	942	9,194
Unilife Corp *	6,897	3,415
Universal American Corp	17,272	120,904
Vanda Pharmaceuticals Inc *	2,988	27,818
Verastem Inc *	9,563	17,787
Versartis Inc *	7,147	88,551
Vocera Communications Inc *	3,099	37,808
Voyager Therapeutics Inc *	233	5,103
Wright Medical Group NV *	14,941	361,273
XOMA Corp *	5,566	7,403

		39,822,785

Industrials - 19.2%

AAR Corp	301,721	7,932,245
ABM Industries Inc	19,508	555,393
Acacia Research Corp	17,924	76,894
ACCO Brands Corp *	38,295	273,043
Accuride Corp *	1,531	2,541
Actuant Corp ‘A’	20,833	499,159
Aegion Corp *	12,737	245,951
Aerojet Rocketdyne Holdings Inc *	11,522	180,435
Aerovironment Inc *	6,829	201,251
Air Transport Services Group Inc *	18,345	184,918
Aircastle Ltd	21,692	453,146
Alamo Group Inc	3,366	175,369
Albany International Corp ‘A’	8,469	309,542
Altra Industrial Motion Corp	1,826	45,796
Ameresco Inc ‘A’ *	7,093	44,331
American Railcar Industries Inc	2,289	105,935
American Science & Engineering Inc	2,554	105,685
Applied Industrial Technologies Inc	8,462	342,626
ArcBest Corp	6,110	130,693
Argan Inc	567	18,371
Astec Industries Inc	140,561	5,720,833
Atlas Air Worldwide Holdings Inc *	8,695	359,451
Barnes Group Inc	19,050	674,180
Beacon Roofing Supply Inc *	13,013	535,875
Brady Corp ‘A’	16,609	381,675
Briggs & Stratton Corp	15,581	269,551
CAI International Inc *	6,175	62,244
Carlisle Cos Inc	59,800	5,303,662
Casella Waste Systems Inc ‘A’ *	11,523	68,908
CBIZ Inc *	17,532	172,866
CDI Corp	5,123	34,631
CECO Environmental Corp	8,118	62,346
Celadon Group Inc	3,113	30,788
Chart Industries Inc *	10,636	191,023
CIRCOR International Inc	5,974	251,804
Civeo Corp *	38,126	54,139
CLARCOR Inc	1,019	50,624
Columbus McKinnon Corp	6,967	131,676

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Shares	Value
Comfort Systems USA Inc	696	$19,780
Covenant Transportation Group Inc ‘A’ *	198	3,740
CRA International Inc *	3,298	61,508
Cubic Corp	7,541	356,312
Curtiss-Wright Corp	15,626	1,070,381
Deluxe Corp	7,925	432,230
DigitalGlobe Inc *	25,200	394,632
Douglas Dynamics Inc	5,805	122,311
Ducommun Inc *	3,793	61,522
DXP Enterprises Inc *	3,028	69,038
Eagle Bulk Shipping Inc *	7,689	27,065
EMCOR Group Inc	135,770	6,522,391
Encore Wire Corp	1,681	62,348
EnerSys	85,717	4,794,152
Engility Holdings Inc	6,240	202,675
Ennis Inc	8,942	172,134
EnPro Industries Inc	3,204	140,463
ESCO Technologies Inc	9,042	326,778
Essendant Inc	13,270	431,408
Esterline Technologies Corp *	20,488	1,659,528
Exponent Inc	586	29,271
Federal Signal Corp	21,797	345,482
Franklin Covey Co *	3,872	64,817
Franklin Electric Co Inc	68,537	1,852,555
FreightCar America Inc	2,267	44,048
FTI Consulting Inc *	13,435	465,657
FuelCell Energy Inc *	5,256	26,070
Furmanite Corp *	1,971	13,127
G&K Services Inc ‘A’	1,898	119,384
General Cable Corp	1,513	20,320
Gibraltar Industries Inc *	177,830	4,523,995
Global Brass & Copper Holdings Inc	817	17,402
Golden Ocean Group Ltd * (Norway)	22,982	24,591
Graham Corp	3,556	59,812
Granite Construction Inc	138,607	5,947,626
Great Lakes Dredge & Dock Corp *	19,129	75,751
Griffon Corp	66,734	1,187,865
HC2 Holdings Inc *	3,455	18,277
Heidrick & Struggles International Inc	6,033	164,218
Heritage-Crystal Clean Inc *	4,071	43,153
Hill International Inc *	12,922	50,137
Hillenbrand Inc	77,700	2,302,251
Hub Group Inc ‘A’ *	1,100	36,245
Hurco Cos Inc	2,251	59,787
Huron Consulting Group Inc *	47,467	2,819,540
Hyster-Yale Materials Handling Inc	2,354	123,467
ICF International Inc *	6,972	247,924
InnerWorkings Inc *	8,143	61,073
Insteel Industries Inc	596	12,468
Kadant Inc	3,196	129,790
Kaman Corp	8,650	353,007
Kelly Services Inc ‘A’	10,116	163,373
Kennametal Inc	8,200	157,440
Kimball International Inc ‘B’	7,672	74,955
KLX Inc *	18,350	564,997
Korn/Ferry International	7,989	265,075
Kratos Defense & Security Solutions Inc *	15,613	64,013
Lawson Products Inc *	519	12,119
LB Foster Co ‘A’	3,616	49,395
Lindsay Corp	32,236	2,333,886
LSI Industries Inc	7,463	90,974
Lydall Inc *	3,910	138,727
Marten Transport Ltd	7,362	130,307
MasTec Inc *	23,288	404,745
Matson Inc	1,223	52,136
Matthews International Corp ‘A’	10,859	580,414
McGrath RentCorp	182,560	4,598,686
Meritor Inc *	15,090	126,002
Milacron Holdings Corp *	3,030	37,905
Miller Industries Inc	3,590	78,190

	Shares	Value
Mistras Group Inc *	2,567	$49,004
Mobile Mini Inc	14,402	448,334
Moog Inc ‘A’ *	11,637	705,202
MRC Global Inc *	35,830	462,207
MSA Safety Inc	70,846	3,079,676
Mueller Industries Inc	176,351	4,779,112
MYR Group Inc *	7,311	150,680
National Presto Industries Inc	1,684	139,536
Navigant Consulting Inc *	17,011	273,197
Navios Maritime Holdings Inc (Monaco)	27,979	48,963
Navistar International Corp *	16,734	147,929
Neff Corp ‘A’ *	2,436	18,660
NL Industries Inc *	2,221	6,752
Northwest Pipe Co *	3,248	36,345
Orion Marine Group Inc *	10,048	41,900
Pendrell Corp *	57,033	28,579
Plug Power Inc *	23,881	50,389
Powell Industries Inc	3,153	82,073
PowerSecure International Inc *	6,407	96,425
Preformed Line Products Co	947	39,869
Primoris Services Corp	4,180	92,085
Quad/Graphics Inc	10,017	93,158
Quanex Building Products Corp	10,829	225,785
Radiant Logistics Inc *	448	1,537
Raven Industries Inc	11,510	179,556
Regal Beloit Corp	101,700	5,951,484
Republic Airways Holdings Inc *	17,757	69,785
Resources Connection Inc	10,973	179,299
Roadrunner Transportation Systems Inc *	5,926	55,882
RPX Corp *	16,731	184,041
Rush Enterprises Inc ‘A’ *	12,316	269,597
Safe Bulkers Inc (Greece)	12,790	10,360
Scorpio Bulkers Inc *	9,718	96,113
Simpson Manufacturing Co Inc	109,615	3,743,352
SkyWest Inc	17,879	340,059
SP Plus Corp *	387	9,249
Sparton Corp *	1,441	28,806
Standex International Corp	1,169	97,202
Sunrun Inc *	5,270	62,028
TAL International Group Inc *	11,626	184,853
Teledyne Technologies Inc *	9,177	814,000
Tennant Co	455	25,598
Tetra Tech Inc	20,941	544,885
Textainer Group Holdings Ltd	7,714	108,845
The ExOne Co *	3,712	37,268
The Gorman-Rupp Co	5,118	136,804
The KEYW Holding Corp *	11,602	69,844
Thermon Group Holdings Inc *	9,669	163,599
Titan International Inc	14,085	55,495
Titan Machinery Inc *	5,922	64,727
TRC Cos Inc *	6,036	55,833
TriMas Corp *	14,793	275,889
TriNet Group Inc *	1,192	23,065
Tutor Perini Corp *	13,141	219,980
Twin Disc Inc	2,936	30,887
Ultrapetrol Bahamas Ltd * (Bahamas)	6,819	716
UniFirst Corp	5,183	540,069
Univar Inc *	7,196	122,404
Universal Forest Products Inc	101,455	6,936,478
Universal Truckload Services Inc	991	13,914
USA Truck Inc *	2,225	38,826
UTi Worldwide Inc *	31,928	224,454
Vectrus Inc *	356	7,437
Veritiv Corp *	2,881	104,350
Viad Corp	7,173	202,494
Vicor Corp *	767	6,995
Virgin America Inc *	595	21,426
Volt Information Sciences Inc *	1,159	9,434
VSE Corp	1,492	92,773
Wabash National Corp *	137,700	1,628,991

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Shares	Value
Watts Water Technologies Inc ‘A’	33,097	$1,643,928
Werner Enterprises Inc	11,761	275,090
Wesco Aircraft Holdings Inc *	21,424	256,445
West Corp	15,724	339,167
Woodward Inc	7,029	349,060
XPO Logistics Inc *	4,356	118,701
YRC Worldwide Inc *	9,152	129,775

		112,581,154

Information Technology - 7.5%

6D Global Technologies Inc * +	3,470	10,098
Actua Corp *	14,084	161,262
Acxiom Corp *	27,367	572,518
ADTRAN Inc	17,388	299,421
Advanced Energy Industries Inc *	6,518	184,003
Advanced Micro Devices Inc *	123,710	355,048
Agilysys Inc *	5,258	52,527
Alarm.com Holdings Inc *	657	10,959
Alpha & Omega Semiconductor Ltd *	6,519	59,910
Amber Road Inc *	295	1,502
American Software Inc ‘A’	7,180	73,092
Amkor Technology Inc *	34,503	209,778
Anixter International Inc *	9,936	600,035
Appfolio Inc ‘A’ *	495	7,227
Applied Micro Circuits Corp *	20,437	130,184
Applied Optoelectronics Inc *	999	17,143
Avid Technology Inc *	4,178	30,458
AVX Corp	15,989	194,106
Axcelis Technologies Inc *	39,313	101,821
Bankrate Inc *	23,238	309,065
Bazaarvoice Inc *	11,845	51,881
Bel Fuse Inc ‘B’	3,693	63,852
Benchmark Electronics Inc *	18,227	376,752
Black Box Corp	5,324	50,738
Blucora Inc *	14,247	139,621
Bottomline Technologies de Inc *	2,257	67,101
Brightcove Inc *	699	4,334
Brooks Automation Inc	23,421	250,136
Cabot Microelectronics Corp *	1,286	56,301
CACI International Inc ‘A’ *	8,471	785,939
Calix Inc *	15,423	121,379
Care.com Inc *	5,792	41,471
Cascade Microtech Inc *	1,056	17,160
Cass Information Systems Inc	1,849	95,150
CEVA Inc *	3,618	84,516
Checkpoint Systems Inc	14,691	92,113
Ciber Inc *	28,212	99,024
Coherent Inc *	7,559	492,166
Cohu Inc	184,392	2,225,611
Comtech Telecommunications Corp	5,629	113,087
Control4 Corp *	7,395	53,762
Convergys Corp	34,480	858,207
CPI Card Group Inc *	1,392	14,839
CTS Corp	11,519	203,195
Daktronics Inc	10,680	93,130
Datalink Corp *	6,932	47,138
DHI Group Inc *	10,088	92,507
Digi International Inc *	8,519	96,946
Digimarc Corp *	196	7,156
Digital Turbine Inc *	1,155	1,536
Diodes Inc *	13,004	298,832
DSP Group Inc *	7,646	72,178
DTS Inc *	764	17,251
Electro Rent Corp	5,827	53,608
EMCORE Corp *	6,702	41,083
EnerNOC Inc *	9,201	35,424
Entegris Inc *	20,264	268,903
Epiq Systems Inc	7,041	92,026
ePlus Inc *	1,814	169,174
Everi Holdings Inc *	23,102	101,418

	Shares	Value
Everyday Health Inc *	663	$3,991
Exar Corp *	11,407	69,925
ExlService Holdings Inc *	976	43,852
Extreme Networks Inc *	32,551	132,808
Fabrinet * (Thailand)	12,348	294,129
Fairchild Semiconductor International Inc *	40,476	838,258
FARO Technologies Inc *	4,649	137,238
Finisar Corp *	36,104	524,952
FormFactor Inc *	10,520	94,680
Glu Mobile Inc *	20,021	48,651
GSI Group Inc *	11,913	162,255
Harmonic Inc *	25,794	104,982
II-VI Inc *	18,181	337,439
Imation Corp *	8,718	11,944
Ingram Micro Inc ‘A’	83,900	2,548,882
Insight Enterprises Inc *	13,464	338,216
Instructure Inc *	1,170	24,359
InterDigital Inc	1,264	61,987
Intersil Corp ‘A’	45,748	583,744
Intralinks Holdings Inc *	6,347	57,567
Itron Inc *	13,360	483,365
Ixia *	2,041	25,370
IXYS Corp	8,606	108,694
Kimball Electronics Inc *	10,126	111,285
Knowles Corp *	30,273	403,539
Kopin Corp *	22,636	61,570
KVH Industries Inc *	1,187	11,182
Lattice Semiconductor Corp *	30,526	197,503
Limelight Networks Inc *	20,877	30,480
Liquidity Services Inc *	8,279	53,813
Littelfuse Inc	1,059	113,324
ManTech International Corp ‘A’	8,535	258,098
Marchex Inc ‘B’	11,427	44,451
Marin Software Inc *	9,192	32,907
Mentor Graphics Corp	115,634	2,129,978
Mercury Systems Inc *	11,873	217,988
MINDBODY Inc ‘A’ *	517	7,822
MKS Instruments Inc	105,428	3,795,408
ModusLink Global Solutions Inc *	13,123	32,545
MoneyGram International Inc *	10,059	63,070
Monster Worldwide Inc *	31,689	181,578
Multi-Fineline Electronix Inc *	3,243	67,065
Nanometrics Inc *	8,247	124,860
NeoPhotonics Corp *	9,576	103,995
NETGEAR Inc *	11,185	468,763
NetScout Systems Inc *	15,383	472,258
NeuStar Inc ‘A’ *	1,570	37,633
Newport Corp *	9,234	146,544
Novatel Wireless Inc *	1,500	2,505
NVE Corp	949	53,315
Oclaro Inc *	34,300	119,364
OmniVision Technologies Inc *	20,215	586,639
OSI Systems Inc *	5,119	453,851
Park City Group Inc *	256	3,049
Park Electrochemical Corp	7,093	106,821
PC Connection Inc	3,677	83,247
PDF Solutions Inc *	709	7,686
Perficient Inc *	4,106	70,295
PFSweb Inc *	268	3,449
Photronics Inc *	71,870	894,781
Plexus Corp *	7,272	253,938
PMC-Sierra Inc *	39,720	461,546
Polycom Inc *	46,966	591,302
Power Integrations Inc	3,406	165,634
Progress Software Corp *	17,671	424,104
Pure Storage Inc ‘A’ *	3,612	56,239
QAD Inc ‘A’	2,663	54,645
QLogic Corp *	30,351	370,282
Quantum Corp *	75,947	70,631
QuinStreet Inc *	12,172	52,218

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Shares	Value
Rapid7 Inc *	675	$10,213
RealNetworks Inc *	8,105	34,446
Reis Inc	1,144	27,147
RetailMeNot Inc *	12,648	125,468
Rocket Fuel Inc *	9,367	32,691
Rofin-Sinar Technologies Inc *	111,943	2,997,834
Rogers Corp *	4,441	229,022
Rovi Corp *	28,892	481,341
Rudolph Technologies Inc *	9,396	133,611
Sanmina Corp *	27,310	562,040
Sapiens International Corp NV (Israel)	2,006	20,461
ScanSource Inc *	9,338	300,870
SciQuest Inc *	4,149	53,812
Seachange International Inc *	11,941	80,482
Semtech Corp *	15,306	289,589
ServiceSource International Inc *	8,834	40,725
ShoreTel Inc *	17,469	154,601
Sigma Designs Inc *	12,214	77,192
Silicon Laboratories Inc *	4,326	209,984
Silver Spring Networks Inc *	662	9,539
Sonus Networks Inc *	17,067	121,688
Stratasys Ltd *	17,682	415,173
Sykes Enterprises Inc *	13,690	421,378
SYNNEX Corp	9,992	898,581
Take-Two Interactive Software Inc *	14,207	494,972
Tech Data Corp *	12,734	845,283
TechTarget Inc *	5,057	40,608
TeleCommunication Systems Inc ‘A’ *	17,571	87,328
Telenav Inc *	9,984	56,809
TeleTech Holdings Inc	2,758	76,976
Tessera Technologies Inc	7,066	212,051
Travelport Worldwide Ltd	10,689	137,888
TTM Technologies Inc *	20,581	133,982
Ubiquiti Networks Inc *	685	21,708
Ultra Clean Holdings Inc *	11,188	57,283
Ultratech Inc *	9,574	189,757
Unisys Corp *	6,602	72,952
United Online Inc *	5,176	61,025
Veeco Instruments Inc *	14,035	288,560
Verint Systems Inc *	1,199	48,631
ViaSat Inc *	2,201	134,283
Vishay Intertechnology Inc	47,189	568,627
Vishay Precision Group Inc *	4,304	48,721
Xactly Corp *	816	6,960
Xcerra Corp *	11,052	66,865

		43,696,447

Materials - 5.7%

A Schulman Inc	94,498	2,895,419
AK Steel Holding Corp *	61,576	137,930
Allegheny Technologies Inc	2,474	27,833
American Vanguard Corp	8,905	124,759
AptarGroup Inc	14,730	1,070,135
Axiall Corp	311,923	4,803,614
Berry Plastics Group Inc *	16,833	609,018
Boise Cascade Co *	2,272	58,004
Calgon Carbon Corp	9,875	170,344
Carpenter Technology Corp	73,326	2,219,578
Century Aluminum Co *	16,153	71,396
Chase Corp	206	8,390
Cliffs Natural Resources Inc *	53,292	84,201
Coeur Mining Inc *	47,104	116,818
Commercial Metals Co	40,275	551,365
Flotek Industries Inc *	18,598	212,761
FutureFuel Corp	8,646	116,721
Greif Inc ‘A’	10,728	330,530
Handy & Harman Ltd *	812	16,654
Hawkins Inc	2,998	107,238
Haynes International Inc	4,034	148,007
HB Fuller Co	117,058	4,269,105

	Shares	Value
Hecla Mining Co	128,557	$242,973
Horsehead Holding Corp *	19,664	40,311
Innophos Holdings Inc	6,858	198,745
Innospec Inc	8,404	456,421
Intrepid Potash Inc *	19,594	57,802
Kaiser Aluminum Corp	3,934	329,118
Kraton Performance Polymers Inc *	10,913	181,265
Kronos Worldwide Inc	7,442	41,973
Louisiana-Pacific Corp *	4,116	74,129
LSB Industries Inc *	4,331	31,400
Materion Corp	6,999	195,972
Minerals Technologies Inc	36,085	1,654,858
Multi Packaging Solutions International Ltd *	2,271	39,402
Neenah Paper Inc	2,639	164,753
Olin Corp	32,073	553,580
Olympic Steel Inc	2,552	29,552
OMNOVA Solutions Inc *	6,695	41,040
PH Glatfelter Co	15,178	279,882
Quaker Chemical Corp	1,319	101,906
Rayonier Advanced Materials Inc	14,183	138,852
Real Industry Inc *	3,133	25,158
RPM International Inc	34,000	1,498,040
Ryerson Holding Corp *	3,534	16,504
Schnitzer Steel Industries Inc ‘A’	9,122	131,083
Schweitzer-Mauduit International Inc	8,783	368,798
Sensient Technologies Corp	94,480	5,935,234
Stepan Co	33,233	1,651,348
Stillwater Mining Co *	28,559	244,751
SunCoke Energy Inc	6,434	22,326
TimkenSteel Corp	13,890	116,398
Tredegar Corp	6,795	92,548
Tronox Ltd ‘A’	22,039	86,173
United States Lime & Minerals Inc	628	34,515
Valhi Inc	3,104	4,159
Wausau Paper Corp	1,009	10,322
Worthington Industries Inc	12,857	387,510

		33,628,621

Telecommunication Services - 0.4%

8x8 Inc *	19,839	227,157
Atlantic Tele-Network Inc	3,557	278,264
Boingo Wireless Inc *	5,646	37,377
Cincinnati Bell Inc *	73,469	264,488
Consolidated Communications Holdings Inc	6,051	126,768
Globalstar Inc *	165,080	237,715
Hawaiian Telcom Holdco Inc *	4,024	100,037
IDT Corp ‘B’	5,050	58,883
inContact Inc *	2,250	21,465
Inteliquent Inc	6,772	120,338
Intelsat SA *	7,206	29,977
Iridium Communications Inc *	28,711	241,460
Lumos Networks Corp *	1,211	13,563
NTELOS Holdings Corp *	6,155	56,257
ORBCOMM Inc *	20,605	149,180
pdvWireless Inc *	1,435	39,462
Shenandoah Telecommunications Co	1,226	52,779
Spok Holdings Inc	7,599	139,214
Vonage Holdings Corp *	57,954	332,656
Windstream Holdings Inc	2,039	13,131

		2,540,171

Utilities - 5.7%

Abengoa Yield PLC (Spain)	17,016	328,239
ALLETE Inc	16,926	860,349
American States Water Co	12,014	503,987
Artesian Resources Corp ‘A’	2,632	72,906
Atlantic Power Corp	41,958	82,657
Avista Corp	21,694	767,317
Black Hills Corp	17,837	828,172
California Water Service Group	16,578	385,770

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Shares	Value
Chesapeake Utilities Corp	5,270	$299,073
Cleco Corp	21,045	1,098,759
Connecticut Water Service Inc	7,631	290,054
Consolidated Water Co Ltd (Cayman)	5,133	62,828
Dynegy Inc *	42,033	563,242
El Paso Electric Co	14,023	539,886
Genie Energy Ltd ‘B’ *	3,369	37,564
IDACORP Inc	100,432	6,829,376
MGE Energy Inc	12,001	556,846
Middlesex Water Co	5,546	147,191
New Jersey Resources Corp	29,783	981,648
Northwest Natural Gas Co	9,514	481,504
NorthWestern Corp	16,318	885,252
NRG Yield Inc ‘A’	12,072	167,922
NRG Yield Inc ‘C’	21,784	321,532
ONE Gas Inc	18,256	915,904
Ormat Technologies Inc	7,545	275,166
Otter Tail Corp	12,957	345,045
Pattern Energy Group Inc	19,408	405,821
Piedmont Natural Gas Co Inc	27,375	1,560,923
PNM Resources Inc	27,613	844,129
Portland General Electric Co	30,882	1,123,178
SJW Corp	5,468	162,126
South Jersey Industries Inc	23,800	559,776
Southwest Gas Corp	16,300	899,108
Spark Energy Inc ‘A’	57	1,181
Talen Energy Corp *	29,093	181,249
TerraForm Global Inc ‘A’	11,880	66,409
The Empire District Electric Co	15,100	423,857
The Laclede Group Inc	124,953	7,423,458
The York Water Co	4,077	101,680
Unitil Corp	4,796	172,080
Vivint Solar Inc *	2,624	25,085
WGL Holdings Inc	17,305	1,090,042

		33,668,291

Total Common Stocks (Cost $539,782,378)		553,234,652

	Principal Amount

CORPORATE BONDS & NOTES - 0.3%

Energy - 0.3%

Unit Corp 6.625% due 05/15/21	$2,268,000	1,644,300

Total Corporate Bonds & Notes (Cost $2,102,450)		1,644,300

SHORT-TERM INVESTMENTS - 5.3%

U.S. Government Agency Issue - 1.5%

Federal Home Loan Bank 0.030% due 01/04/16	9,140,000	9,140,000

	Principal Amount	Value
Repurchase Agreement - 3.8%

Fixed Income Clearing Corp 0.030% due 01/04/16 (Dated 12/31/15, repurchase price of $22,328,684; collateralized by Freddie Mac: 2.120% due 06/02/21 and value $2,675,000; and U.S. Treasury Notes: 2.000% due 05/31/21 and value $20,104,875)	$22,328,610	$22,328,610

Total Short-Term Investments (Cost $31,468,587)		31,468,610

TOTAL INVESTMENTS - 99.8% (Cost $573,353,415)		586,407,339

OTHER ASSETS & LIABILITIES, NET - 0.2%		971,379

NET ASSETS - 100.0%		$587,378,718

Notes to Schedule of Investments

(a)	As of December 31, 2015, the fund’s composition as a percentage of net assets was as follows:

Financials	30.1%
Industrials	19.2%
Consumer Discretionary	11.6%
Information Technology	7.5%
Health Care	6.8%
Utilities	5.7%
Materials	5.7%
Short-Term Investments	5.3%
Energy	4.3%
Consumer Staples	3.2%
Others (each less than 3.0%)	0.4%

99.8%
Other Assets & Liabilities, Net	0.2%

100.0%

(b)	Investments with a total aggregate value of $69,875 or less than 0.1% of the fund’s net assets were valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or the Board of Trustees.

(c)	Open futures contracts outstanding as of December 31, 2015 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation (Depreciation)
Russell 2000 Mini Index (03/16)	29	($27,842)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

(d)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2015:

		Total Value at December 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights (1)	$59,777	$-	$-	$59,777
	Common Stocks
	Consumer Discretionary	67,845,321	67,845,321	-	-
	Consumer Staples	18,891,980	18,094,796	797,184	-
	Energy	23,602,040	21,826,232	1,775,808	-
	Financials	176,957,842	176,957,842	-	-
	Health Care	39,822,785	32,118,709	7,704,076	-
	Industrials	112,581,154	112,581,154	-	-
	Information Technology	43,696,447	43,686,349	-	10,098
	Materials	33,628,621	33,628,621	-	-
	Telecommunication Services	2,540,171	2,540,171	-	-
	Utilities	33,668,291	33,668,291	-	-

		553,234,652	542,947,486	10,277,068	10,098

	Corporate Bonds & Notes	1,644,300	-	1,644,300	-
	Short-Term Investments	31,468,610	-	31,468,610	-

	Total Assets	586,407,339	542,947,486	43,389,978	69,875

Liabilities	Derivatives:
	Equity Contracts
	Futures	(27,842)	(27,842)	-	-

	Total Liabilities	(27,842)	(27,842)	-	-

	Total	$586,379,497	$542,919,644	$43,389,978	$69,875

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments

December 31, 2015

	Shares	Value
RIGHTS - 0.0%

Health Care - 0.0%

Contra Furiex Pharmaceuticals - Contingent Value Rights * +	2,714	$-

Telecommunication Services - 0.0%

Leap Wireless International Inc - Contingent Value Rights * +	24,467	61,657

Total Rights (Cost $0)		61,657

WARRANTS - 0.0%

Energy - 0.0%

Magnum Hunter Resources Corp Exercise @ $10.50 Exp 04/15/16 *	8,835	-

Total Warrants (Cost $0)		-

COMMON STOCKS - 96.5%

Consumer Discretionary - 13.0%

1-800-Flowers.com Inc ‘A’ *	11,706	85,220
2U Inc *	11,566	323,617
Abercrombie & Fitch Co ‘A’	31,491	850,257
AMC Entertainment Holdings Inc ‘A’	9,770	234,480
America’s Car-Mart Inc *	3,922	104,678
American Axle & Manufacturing Holdings Inc *	34,516	653,733
American Eagle Outfitters Inc	89,164	1,382,042
American Public Education Inc *	7,308	136,002
Apollo Education Group Inc *	43,155	330,999
Arctic Cat Inc	5,959	97,608
Asbury Automotive Group Inc *	11,530	777,583
Ascena Retail Group Inc *	77,736	765,700
Ascent Capital Group Inc ‘A’ *	6,163	103,045
Barnes & Noble Education Inc *	14,067	139,967
Barnes & Noble Inc	23,283	202,795
Bassett Furniture Industries Inc	4,934	123,745
Beazer Homes USA Inc *	14,366	165,065
bebe stores Inc	9,935	5,613
Belmond Ltd ‘A’ * (United Kingdom)	45,700	434,150
Big 5 Sporting Goods Corp	8,350	83,417
Big Lots Inc	22,544	868,846
Biglari Holdings Inc *	754	245,668
BJ’s Restaurants Inc *	9,837	427,614
Black Diamond Inc *	10,562	46,684
Bloomin’ Brands Inc	56,375	952,174
Blue Nile Inc *	5,446	202,210
Bob Evans Farms Inc	9,347	363,131
Bojangles’ Inc *	3,756	59,608
Boot Barn Holdings Inc *	5,447	66,944
Boyd Gaming Corp *	36,710	729,428
Bravo Brio Restaurant Group Inc *	7,050	63,450
Bridgepoint Education Inc *	7,678	58,430
Bright Horizons Family Solutions Inc *	16,993	1,135,132
Buffalo Wild Wings Inc *	8,666	1,383,527
Build-A-Bear Workshop Inc *	6,573	80,454
Burlington Stores Inc *	34,415	1,476,404
Caesars Acquisition Co ‘A’ *	22,208	151,236
Caesars Entertainment Corp *	25,806	203,609
CalAtlantic Group Inc	34,975	1,326,252
Caleres Inc	20,037	537,392

	Shares	Value
Callaway Golf Co	35,822	$337,443
Cambium Learning Group Inc *	5,350	25,948
Capella Education Co	5,533	255,735
Career Education Corp *	30,984	112,472
Carmike Cinemas Inc *	11,253	258,144
Carriage Services Inc	7,002	168,748
Carrols Restaurant Group Inc *	16,144	189,531
Cavco Industries Inc *	4,092	340,905
Central European Media Enterprises Ltd ‘A’ * (Bermuda)	32,341	86,997
Century Communities Inc *	7,182	127,193
Chegg Inc *	34,945	235,180
Cherokee Inc *	3,905	67,361
Chico’s FAS Inc	65,085	694,457
Christopher & Banks Corp *	18,469	30,474
Churchill Downs Inc	5,837	825,877
Chuy’s Holdings Inc *	7,493	234,831
Citi Trends Inc	7,009	148,941
ClubCorp Holdings Inc	20,216	369,346
Collectors Universe Inc	3,664	56,792
Columbia Sportswear Co	12,948	631,344
Conn’s Inc *	10,989	257,912
Cooper Tire & Rubber Co	26,062	986,447
Cooper-Standard Holding Inc *	6,127	475,394
Core-Mark Holding Co Inc	10,451	856,355
Cracker Barrel Old Country Store Inc	8,723	1,106,338
Crocs Inc *	35,284	361,308
Crown Media Holdings Inc ‘A’ *	15,612	87,583
CSS Industries Inc	4,208	119,423
Culp Inc	4,653	118,512
Cumulus Media Inc ‘A’ *	65,487	21,617
Daily Journal Corp *	503	101,606
Dana Holding Corp	69,260	955,788
Dave & Buster’s Entertainment Inc *	10,471	437,060
Deckers Outdoor Corp *	14,866	701,675
Del Frisco’s Restaurant Group Inc *	10,832	173,529
Denny’s Corp *	38,758	380,991
Destination XL Group Inc *	16,040	88,541
DeVry Education Group Inc	28,800	728,928
Diamond Resorts International Inc *	19,325	492,981
DineEquity Inc	7,789	659,495
Dorman Products Inc *	12,065	572,726
DreamWorks Animation SKG Inc ‘A’ *	34,420	887,003
Drew Industries Inc	10,912	664,432
Duluth Holdings Inc *	2,524	36,825
El Pollo Loco Holdings Inc *	6,448	81,438
Eldorado Resorts Inc *	13,776	151,536
Empire Resorts Inc *	1,539	27,709
Entercom Communications Corp ‘A’ *	11,728	131,705
Entravision Communications Corp ‘A’	29,300	225,903
Eros International PLC *	12,962	118,602
Escalade Inc	4,546	60,235
Ethan Allen Interiors Inc	11,649	324,075
Etsy Inc *	9,194	75,942
EVINE Live Inc *	22,004	39,167
Express Inc *	38,294	661,720
Federal-Mogul Holdings Corp *	13,569	92,948
Fenix Parts Inc *	6,176	41,935
Fiesta Restaurant Group Inc *	12,276	412,474
Five Below Inc *	24,703	792,966
Flexsteel Industries Inc	2,658	117,430
Fogo De Chao Inc *	1,737	26,333
Fox Factory Holding Corp *	7,290	120,504
Francesca’s Holdings Corp *	19,392	337,615
Fred’s Inc ‘A’	16,840	275,671
FTD Cos Inc *	8,372	219,095
G-III Apparel Group Ltd *	18,117	801,858
Genesco Inc *	11,022	626,380
Gentherm Inc *	16,279	771,625
Global Eagle Entertainment Inc *	21,055	207,813

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Shares	Value
Grand Canyon Education Inc *	21,344	$856,321
Gray Television Inc *	29,086	474,102
Green Brick Partners Inc *	9,582	68,990
Group 1 Automotive Inc	10,595	802,042
Guess? Inc	28,351	535,267
Harte-Hanks Inc	22,624	73,302
Haverty Furniture Cos Inc	9,272	198,792
Helen of Troy Ltd *	12,941	1,219,689
Hemisphere Media Group Inc *	4,906	72,364
Hibbett Sports Inc *	10,281	310,897
Hooker Furniture Corp	4,956	125,089
Horizon Global Corp *	8,278	85,843
Houghton Mifflin Harcourt Co *	62,189	1,354,476
Hovnanian Enterprises Inc ‘A’ *	55,816	101,027
HSN Inc	14,712	745,457
Iconix Brand Group Inc *	21,981	150,130
IMAX Corp *	27,420	974,507
Installed Building Products Inc *	9,236	229,330
International Speedway Corp ‘A’	12,669	427,199
Interval Leisure Group Inc	17,882	279,138
Intrawest Resorts Holdings Inc *	8,270	64,671
iRobot Corp *	13,663	483,670
Isle of Capri Casinos Inc *	10,590	147,519
J Alexander’s Holdings Inc *	6,365	69,506
Jack in the Box Inc	17,046	1,307,599
JAKKS Pacific Inc *	8,704	69,284
Jamba Inc *	6,391	86,215
Johnson Outdoors Inc ‘A’	2,240	49,034
Journal Media Group Inc	11,321	136,078
K12 Inc *	15,383	135,370
KB Home	37,756	465,531
Kirkland’s Inc	7,929	114,971
Kona Grill Inc *	3,719	58,983
Krispy Kreme Doughnuts Inc *	29,777	448,739
La Quinta Holdings Inc *	43,142	587,163
La-Z-Boy Inc	23,106	564,249
Lands’ End Inc *	7,559	177,183
LGI Homes Inc *	6,578	160,043
Libbey Inc	10,110	215,545
Liberty Tax Inc	2,477	59,027
Liberty TripAdvisor Holdings Inc ‘A’ *	33,883	1,028,010
LifeLock Inc *	42,888	615,443
Lifetime Brands Inc	4,917	65,199
Lithia Motors Inc ‘A’	10,348	1,103,821
Loral Space & Communications Inc *	5,974	243,202
Lumber Liquidators Holdings Inc *	12,648	219,569
M/I Homes Inc *	11,400	249,888
Malibu Boats Inc ‘A’ *	8,278	135,511
Marine Products Corp	5,003	30,218
MarineMax Inc *	11,738	216,214
Marriott Vacations Worldwide Corp	11,976	682,033
Mattress Firm Holding Corp *	9,420	420,415
MCBC Holdings Inc *	2,236	30,633
MDC Holdings Inc	17,681	451,396
MDC Partners Inc ‘A’	20,028	435,008
Media General Inc *	43,962	709,986
Meredith Corp	16,856	729,022
Meritage Homes Corp *	17,986	611,344
Metaldyne Performance Group Inc	5,386	98,779
Modine Manufacturing Co *	21,657	195,996
Monarch Casino & Resort Inc *	5,286	120,098
Monro Muffler Brake Inc	14,388	952,773
Morgans Hotel Group Co *	15,099	50,884
Motorcar Parts of America Inc *	8,213	277,682
Movado Group Inc	7,287	187,349
NACCO Industries Inc ‘A’	1,880	79,336
National CineMedia Inc	28,727	451,301
Nautilus Inc *	14,458	241,738
New Media Investment Group Inc	20,528	399,475
Nexstar Broadcasting Group Inc ‘A’	14,208	834,010

	Shares	Value
Noodles & Co *	4,815	$46,657
Nutrisystem Inc	13,221	286,102
Ollie’s Bargain Outlet Holdings Inc *	4,001	68,057
Outerwall Inc	7,884	288,081
Overstock.com Inc *	5,502	67,565
Oxford Industries Inc	6,709	428,168
Papa John’s International Inc	13,133	733,741
Papa Murphy’s Holdings Inc *	4,336	48,823
Party City Holdco Inc *	11,651	150,414
Penn National Gaming Inc *	37,254	596,809
Performance Sports Group Ltd *	20,771	200,025
Perry Ellis International Inc *	5,665	104,349
PetMed Express Inc	9,214	157,928
Pier 1 Imports Inc	41,560	211,540
Pinnacle Entertainment Inc *	20,785	646,829
Planet Fitness Inc ‘A’ *	6,828	106,722
Pool Corp	19,799	1,599,363
Popeyes Louisiana Kitchen Inc *	10,623	621,446
Potbelly Corp *	10,110	118,388
Reading International Inc ‘A’ *	7,872	103,202
Red Robin Gourmet Burgers Inc *	6,478	399,952
Regis Corp *	16,251	229,952
Rent-A-Center Inc	24,303	363,816
Rentrak Corp *	5,828	277,005
Restoration Hardware Holdings Inc *	15,223	1,209,467
Ruby Tuesday Inc *	28,376	156,352
Ruth’s Hospitality Group Inc	15,875	252,730
Saga Communications Inc ‘A’	1,634	62,827
Scholastic Corp	12,167	469,160
Scientific Games Corp ‘A’ *	23,052	206,776
SeaWorld Entertainment Inc	31,419	618,640
Select Comfort Corp *	24,012	514,097
Sequential Brands Group Inc *	15,246	120,596
SFX Entertainment Inc *	16,219	3,083
Shake Shack Inc ‘A’ *	2,660	105,336
Shoe Carnival Inc	6,687	155,138
Shutterfly Inc *	15,937	710,153
Sinclair Broadcast Group Inc ‘A’	30,087	979,031
Sizmek Inc *	9,753	35,598
Skullcandy Inc *	10,210	48,293
Smith & Wesson Holding Corp *	24,398	536,268
Sonic Automotive Inc ‘A’	14,710	334,800
Sonic Corp	23,567	761,450
Sotheby’s	28,503	734,237
Speedway Motorsports Inc	5,349	110,831
Sportsman’s Warehouse Holdings Inc *	8,518	109,882
Stage Stores Inc	14,505	132,141
Standard Motor Products Inc	9,084	345,646
Stein Mart Inc	13,261	89,247
Steven Madden Ltd *	25,533	771,607
Stoneridge Inc *	12,732	188,434
Strattec Security Corp	1,614	91,175
Strayer Education Inc *	5,043	303,185
Sturm Ruger & Co Inc	8,588	511,931
Superior Industries International Inc	10,558	194,478
Superior Uniform Group Inc	3,519	59,753
Systemax Inc *	4,792	41,211
Taylor Morrison Home Corp ‘A’ *	15,106	241,696
Tenneco Inc *	26,236	1,204,495
Texas Roadhouse Inc	31,773	1,136,520
The Buckle Inc	12,926	397,862
The Cato Corp ‘A’	12,030	442,945
The Cheesecake Factory Inc	22,162	1,021,890
The Children’s Place Inc	9,443	521,254
The Container Store Group Inc *	7,362	60,368
The EW Scripps Co ‘A’	27,164	516,116
The Finish Line Inc ‘A’	21,091	381,325
The Habit Restaurants Inc ‘A’ *	5,375	123,948
The Marcus Corp	8,668	164,432
The Men’s Wearhouse Inc	21,988	322,784

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Shares	Value
The New Home Co Inc *	4,518	$58,553
The New York Times Co ‘A’	62,924	844,440
The Pep Boys-Manny Moe & Jack *	24,632	453,475
Tile Shop Holdings Inc *	12,296	201,654
Tilly’s Inc ‘A’ *	5,482	36,346
Time Inc	49,693	778,689
Tower International Inc	9,619	274,815
Townsquare Media Inc ‘A’ *	3,256	38,942
TRI Pointe Group Inc *	73,548	931,853
Tribune Publishing Co	11,995	110,594
Tuesday Morning Corp *	20,318	132,067
Tumi Holdings Inc *	25,710	427,557
Unifi Inc *	6,831	192,293
Universal Electronics Inc *	6,542	335,932
Universal Technical Institute Inc	9,416	43,879
Vail Resorts Inc	16,523	2,114,779
Vera Bradley Inc *	9,719	153,171
Vince Holding Corp *	7,181	32,889
Vitamin Shoppe Inc *	13,686	447,532
VOXX International Corp *	8,951	47,082
Wayfair Inc ‘A’ *	9,210	438,580
WCI Communities Inc *	7,183	160,037
Weight Watchers International Inc *	12,574	286,687
West Marine Inc *	8,031	68,183
Weyco Group Inc	2,869	76,774
William Lyon Homes ‘A’ *	9,012	148,698
Wingstop Inc *	2,716	61,952
Winmark Corp	1,013	94,219
Winnebago Industries Inc	12,437	247,496
Wolverine World Wide Inc	46,896	783,632
World Wrestling Entertainment Inc ‘A’	13,828	246,692
ZAGG Inc *	12,486	136,597
Zoe’s Kitchen Inc *	8,931	249,889
Zumiez Inc *	8,687	131,347

		103,082,898

Consumer Staples - 3.3%

Alico Inc	1,730	66,934
Amplify Snack Brands Inc *	6,197	71,389
Arcadia Biosciences Inc *	2,937	8,928
B&G Foods Inc	26,392	924,248
Boulder Brands Inc *	24,767	271,942
Cal-Maine Foods Inc	14,219	658,908
Calavo Growers Inc	6,755	330,995
Casey’s General Stores Inc	17,643	2,125,099
Castle Brands Inc *	26,073	32,070
Central Garden & Pet Co ‘A’ *	19,333	262,929
Coca-Cola Bottling Co Consolidated	2,135	389,659
Craft Brew Alliance Inc *	4,741	39,682
Darling Ingredients Inc *	75,859	798,037
Dean Foods Co	42,852	734,912
Diamond Foods Inc *	12,106	466,686
Elizabeth Arden Inc *	11,994	118,741
Fairway Group Holdings Corp *	9,332	6,160
Farmer Brothers Co *	3,533	114,010
Fresh Del Monte Produce Inc	15,028	584,289
Freshpet Inc *	9,301	78,965
HRG Group Inc *	36,076	489,191
Ingles Markets Inc ‘A’	6,121	269,814
Inter Parfums Inc	7,762	184,891
Inventure Foods Inc *	9,016	64,014
J&J Snack Foods Corp	6,735	785,772
John B Sanfilippo & Son Inc	3,830	206,935
Lancaster Colony Corp	8,372	966,631
Landec Corp *	12,411	146,822
Lifeway Foods Inc *	2,310	25,641
Limoneira Co	5,276	78,823
Medifast Inc	5,255	159,647
MGP Ingredients Inc	4,915	127,544
National Beverage Corp *	5,254	238,742

	Shares	Value
Natural Grocers by Vitamin Cottage Inc *	4,216	$85,880
Natural Health Trends Corp	3,637	121,949
Nature’s Sunshine Products Inc	4,723	47,797
Nutraceutical International Corp *	3,829	98,865
Oil-Dri Corp of America	2,255	83,052
Omega Protein Corp *	10,147	225,263
Orchids Paper Products Co	4,331	133,914
Performance Food Group Co *	6,149	142,288
Post Holdings Inc *	28,028	1,729,328
PriceSmart Inc	8,882	737,117
Revlon Inc ‘A’ *	5,338	148,610
Sanderson Farms Inc	10,163	787,836
Seaboard Corp *	119	344,474
Seneca Foods Corp ‘A’ *	3,247	94,098
Smart & Final Stores Inc *	11,209	204,116
Snyder’s-Lance Inc	22,287	764,444
SpartanNash Co	17,207	372,359
SUPERVALU Inc *	120,199	814,949
Synutra International Inc *	10,357	48,781
The Andersons Inc	12,995	411,032
The Boston Beer Co Inc ‘A’ *	4,187	845,397
The Chefs’ Warehouse Inc *	8,704	145,183
The Fresh Market Inc *	19,545	457,744
Tootsie Roll Industries Inc	8,447	266,841
TreeHouse Foods Inc *	19,542	1,533,265
United Natural Foods Inc *	22,679	892,645
Universal Corp	10,222	573,250
USANA Health Sciences Inc *	2,598	331,894
Vector Group Ltd	39,074	921,756
Village Super Market Inc ‘A’	3,180	83,793
WD-40 Co	6,568	647,933
Weis Markets Inc	4,879	216,140

		26,141,043

Energy - 2.6%

Abraxas Petroleum Corp *	42,158	44,687
Adams Resources & Energy Inc	922	35,405
Alon USA Energy Inc	14,289	212,049
Approach Resources Inc *	17,692	32,553
Archrock Inc (Greece)	31,735	238,647
Ardmore Shipping Corp (Ireland)	8,283	105,360
Atwood Oceanics Inc	29,839	305,253
Basic Energy Services Inc *	20,170	54,056
Bill Barrett Corp *	23,075	90,685
Bonanza Creek Energy Inc *	22,999	121,205
Bristow Group Inc	15,920	412,328
C&J Energy Services Ltd *	25,767	122,651
Callon Petroleum Co *	35,287	294,294
CARBO Ceramics Inc	8,943	153,820
Carrizo Oil & Gas Inc *	25,970	768,193
Clayton Williams Energy Inc *	2,710	80,135
Clean Energy Fuels Corp *	32,381	116,572
Cloud Peak Energy Inc *	28,330	58,926
Contango Oil & Gas Co *	7,703	49,376
Delek US Holdings Inc	26,345	648,087
DHT Holdings Inc	42,724	345,637
Dorian LPG Ltd *	11,635	136,944
Earthstone Energy Inc *	499	6,642
Eclipse Resources Corp *	20,752	37,769
Energy Fuels Inc * (Canada)	19,005	56,065
Energy XXI Ltd	41,021	41,431
Era Group Inc *	9,382	104,609
Erin Energy Corp *	6,405	20,496
Evolution Petroleum Corp	10,614	51,053
EXCO Resources Inc *	68,933	85,477
Exterran Corp *	15,867	254,665
Fairmount Santrol Holdings Inc *	29,497	69,318
Forum Energy Technologies Inc *	27,120	337,915
Frontline Ltd (Norway)	104,880	313,591
GasLog Ltd (Monaco)	19,101	158,538

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Shares	Value
Gastar Exploration Inc *	38,864	$50,912
Gener8 Maritime Inc *	6,463	61,075
Geospace Technologies Corp *	5,965	83,928
Green Plains Inc	17,445	399,490
Gulfmark Offshore Inc ‘A’ *	11,516	53,780
Halcon Resources Corp *	33,504	42,215
Hallador Energy Co	4,646	21,186
Helix Energy Solutions Group Inc *	48,550	255,373
Hornbeck Offshore Services Inc *	14,800	147,112
Independence Contract Drilling Inc *	7,270	36,713
ION Geophysical Corp *	64,726	32,564
Isramco Inc *	402	35,903
Jones Energy Inc ‘A’ *	13,512	52,021
Key Energy Services Inc *	57,514	27,727
Matador Resources Co *	33,565	663,580
Matrix Service Co *	12,195	250,485
McDermott International Inc *	109,735	367,612
Natural Gas Services Group Inc *	5,806	129,474
Navios Maritime Acquisition Corp	37,308	112,297
Newpark Resources Inc *	38,680	204,230
Nordic American Offshore Ltd * (Norway)	8,334	43,920
Nordic American Tankers Ltd	40,922	635,928
North Atlantic Drilling Ltd * (Norway)	2,801	6,890
Northern Oil & Gas Inc *	28,636	110,535
Oasis Petroleum Inc *	64,151	472,793
Oil States International Inc *	23,710	646,097
Pacific Ethanol Inc *	14,504	69,329
Panhandle Oil & Gas Inc ‘A’	7,364	119,002
Par Pacific Holdings Inc *	7,290	171,607
Parker Drilling Co *	55,538	101,079
Parsley Energy Inc ‘A’ *	41,367	763,221
PDC Energy Inc *	18,354	979,736
Peabody Energy Corp	8,473	65,073
Penn Virginia Corp *	29,544	8,875
PHI Inc *	5,731	94,046
Pioneer Energy Services Corp *	29,421	63,844
Renewable Energy Group Inc *	20,214	187,788
REX American Resources Corp *	2,558	138,311
Rex Energy Corp *	22,894	24,039
RigNet Inc *	5,626	116,402
Ring Energy Inc *	10,966	77,310
RSP Permian Inc *	29,263	713,725
Sanchez Energy Corp *	24,658	106,276
SandRidge Energy Inc *	193,471	38,694
Scorpio Tankers Inc (Monaco)	82,082	658,298
SEACOR Holdings Inc *	8,378	440,348
SemGroup Corp ‘A’	20,093	579,884
Seventy Seven Energy Inc *	26,535	27,862
Ship Finance International Ltd (Norway)	27,169	450,190
Solazyme Inc *	35,667	88,454
Stone Energy Corp *	26,183	112,325
Synergy Resources Corp *	47,884	407,972
Teekay Tankers Ltd ‘A’ (Bermuda)	41,461	285,252
Tesco Corp	17,453	126,360
TETRA Technologies Inc *	36,364	273,457
Tidewater Inc	21,561	150,065
TransAtlantic Petroleum Ltd *	11,183	15,544
Triangle Petroleum Corp *	20,866	16,067
Ultra Petroleum Corp *	70,559	176,397
Unit Corp *	22,980	280,356
Uranium Energy Corp *	43,610	46,227
US Silica Holdings Inc	24,551	459,840
W&T Offshore Inc *	16,321	37,701
Western Refining Inc	32,325	1,151,416
Westmoreland Coal Co *	8,036	47,252

		20,577,896

Financials - 24.7%

1st Source Corp	7,388	228,068
Acadia Realty Trust REIT	31,403	1,041,009

	Shares	Value
Access National Corp	3,155	$64,551
AG Mortgage Investment Trust Inc REIT	13,875	178,155
Agree Realty Corp REIT	8,374	284,632
Alexander & Baldwin Inc	22,111	780,739
Alexander’s Inc REIT	951	365,289
Altisource Asset Management Corp *	450	7,722
Altisource Portfolio Solutions SA *	6,082	169,140
Altisource Residential Corp REIT	26,537	329,324
Ambac Financial Group Inc *	20,785	292,861
American Assets Trust Inc REIT	15,826	606,927
American Capital Mortgage Investment Corp REIT	23,004	321,136
American Equity Investment Life Holding Co	36,375	874,091
American National Bankshares Inc	4,051	103,746
American Residential Properties Inc REIT	15,336	289,850
Ameris Bancorp	14,858	505,023
AMERISAFE Inc	8,690	442,321
Ames National Corp	4,080	99,103
Anchor BanCorp Wisconsin Inc *	3,550	154,496
Anworth Mortgage Asset Corp REIT	49,097	213,572
Apollo Commercial Real Estate Finance Inc REIT	27,767	478,425
Apollo Residential Mortgage Inc REIT	15,116	180,636
Ares Commercial Real Estate Corp REIT	13,330	152,495
Argo Group International Holdings Ltd	12,577	752,608
Arlington Asset Investment Corp ‘A’	7,704	101,924
Armada Hoffler Properties Inc REIT	12,733	133,442
ARMOUR Residential REIT Inc	19,032	414,136
Arrow Financial Corp	5,235	142,235
Ashford Hospitality Prime Inc REIT	11,933	173,029
Ashford Hospitality Trust Inc REIT	38,911	245,528
Ashford Inc *	499	26,572
Associated Capital Group Inc ‘A’ *	2,910	88,755
Astoria Financial Corp	41,332	655,112
Atlas Financial Holdings Inc *	4,987	99,241
AV Homes Inc *	5,598	71,710
Baldwin & Lyons Inc ‘B’	4,240	101,887
Banc of California Inc	16,732	244,622
BancFirst Corp	3,312	194,149
Banco Latinoamericano de Comercio Exterior SA ‘E’ (Panama)	13,906	360,583
BancorpSouth Inc	43,731	1,049,107
Bank Mutual Corp	21,070	164,346
Bank of Marin Bancorp	2,795	149,253
Bank of the Ozarks Inc	35,502	1,755,929
BankFinancial Corp	8,590	108,492
Banner Corp	9,609	440,669
Bar Harbor Bankshares	2,417	83,193
BBCN Bancorp Inc	36,422	627,187
BBX Capital Corp ‘A’ *	1,059	16,573
Bear State Financial Inc *	5,597	60,616
Beneficial Bancorp Inc *	37,947	505,454
Berkshire Hills Bancorp Inc	13,662	397,701
BGC Partners Inc ‘A’	83,845	822,519
Blue Hills Bancorp Inc	12,959	198,402
Bluerock Residential Growth REIT Inc	8,752	103,711
BNC Bancorp	12,654	321,159
BofI Holding Inc *	28,036	590,158
Boston Private Financial Holdings Inc	38,064	431,646
Bridge Bancorp Inc	6,173	187,844
Brookline Bancorp Inc	32,146	369,679
Bryn Mawr Bank Corp	8,248	236,883
BSB Bancorp Inc *	3,487	81,561
C1 Financial Inc *	2,392	57,910
Calamos Asset Management Inc ‘A’	8,169	79,076
Camden National Corp	3,436	151,493
Campus Crest Communities Inc REIT *	29,925	203,490
Capital Bank Financial Corp ‘A’	9,536	304,961
Capital City Bank Group Inc	4,875	74,831
Capitol Federal Financial Inc	64,294	807,533

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Shares	Value
Capstead Mortgage Corp REIT	44,042	$384,927
Cardinal Financial Corp	14,762	335,836
CareTrust REIT Inc	22,024	241,163
Cascade Bancorp *	13,811	83,833
Cash America International Inc	11,525	345,174
CatchMark Timber Trust Inc ‘A’ REIT	18,301	206,984
Cathay General Bancorp	36,182	1,133,582
Cedar Realty Trust Inc REIT	39,359	278,662
CenterState Banks Inc	20,811	325,692
Central Pacific Financial Corp	10,478	230,726
Century Bancorp Inc ‘A’	1,676	72,839
Charter Financial Corp	7,546	99,683
Chatham Lodging Trust REIT	17,955	367,718
Chemical Financial Corp	15,382	527,141
Chesapeake Lodging Trust REIT	27,113	682,163
Citizens & Northern Corp	5,598	117,558
Citizens Inc *	22,017	163,586
City Holding Co	6,972	318,202
Clifton Bancorp Inc	12,182	174,690
CNB Financial Corp	6,801	122,622
CNO Financial Group Inc	84,515	1,613,391
CoBiz Financial Inc	16,679	223,832
Cohen & Steers Inc	9,269	282,519
Colony Capital Inc ‘A’ REIT	51,276	998,857
Columbia Banking System Inc	26,374	857,419
Community Bank System Inc	18,689	746,439
Community Trust Bancorp Inc	7,095	248,041
CommunityOne Bancorp *	5,850	78,800
ConnectOne Bancorp Inc	13,428	250,969
Consolidated-Tomoka Land Co	2,083	109,795
CorEnergy Infrastructure Trust Inc REIT	5,224	77,524
CoreSite Realty Corp REIT	11,154	632,655
Cousins Properties Inc REIT	97,951	923,678
Cowen Group Inc ‘A’ *	51,579	197,548
Crawford & Co ‘B’	12,884	68,414
CU Bancorp *	7,525	190,834
CubeSmart REIT	75,927	2,324,885
Customers Bancorp Inc *	12,506	340,413
CVB Financial Corp	48,526	821,060
CyrusOne Inc REIT	30,251	1,132,900
CYS Investments Inc REIT	72,342	515,798
DCT Industrial Trust Inc REIT	40,598	1,517,147
Diamond Hill Investment Group Inc	1,383	261,387
DiamondRock Hospitality Co REIT	91,042	878,555
Dime Community Bancshares Inc	14,336	250,737
Donegal Group Inc ‘A’	3,696	52,040
DuPont Fabros Technology Inc REIT	28,870	917,777
Dynex Capital Inc REIT	26,148	166,040
Eagle Bancorp Inc *	13,745	693,710
Easterly Government Properties Inc REIT	6,709	115,261
EastGroup Properties Inc REIT	14,795	822,750
Education Realty Trust Inc REIT	24,543	929,689
eHealth Inc *	7,993	79,770
EMC Insurance Group Inc	3,509	88,778
Employers Holdings Inc	14,636	399,563
Encore Capital Group Inc *	11,993	348,756
Enova International Inc *	12,228	80,827
Enstar Group Ltd * (Bermuda)	4,103	615,614
Enterprise Bancorp Inc	3,448	78,787
Enterprise Financial Services Corp	9,187	260,451
EPR Properties REIT	26,239	1,533,670
Equity One Inc REIT	33,343	905,262
Essent Group Ltd *	25,545	559,180
EverBank Financial Corp	43,941	702,177
Evercore Partners Inc ‘A’	15,705	849,169
Ezcorp Inc ‘A’ *	23,469	117,110
Farmers Capital Bank Corp *	3,396	92,066
FBL Financial Group Inc ‘A’	4,374	278,361
FCB Financial Holdings Inc ‘A’ *	12,957	463,731
Federal Agricultural Mortgage Corp ‘C’	4,889	154,346

	Shares	Value
Federated National Holding Co	6,518	$192,672
FelCor Lodging Trust Inc REIT	65,949	481,428
Fidelity & Guaranty Life	5,133	130,224
Fidelity Southern Corp	7,758	173,081
Fifth Street Asset Management Inc	3,355	10,937
Financial Engines Inc	23,742	799,393
Financial Institutions Inc	6,420	179,760
First American Financial Corp	49,435	1,774,717
First Bancorp Inc	4,897	100,242
First Bancorp NC	9,026	169,147
First BanCorp PR *	52,484	170,573
First Busey Corp	10,915	225,176
First Business Financial Services Inc	4,126	103,191
First Cash Financial Services Inc *	12,903	482,959
First Citizens BancShares Inc ‘A’	3,500	903,595
First Commonwealth Financial Corp	40,971	371,607
First Community Bancshares Inc	7,810	145,500
First Connecticut Bancorp Inc	7,440	129,530
First Defiance Financial Corp	4,313	162,945
First Financial Bancorp	28,224	510,008
First Financial Bankshares Inc	29,304	884,102
First Financial Corp	5,107	173,485
First Industrial Realty Trust Inc REIT	50,140	1,109,598
First Interstate BancSystem Inc ‘A’	8,979	261,020
First Merchants Corp	17,319	440,249
First Midwest Bancorp Inc	35,656	657,140
First NBC Bank Holding Co *	7,088	265,020
First Potomac Realty Trust REIT	27,077	308,678
FirstMerit Corp	75,061	1,399,888
Flagstar Bancorp Inc *	9,194	212,473
Flushing Financial Corp	13,475	291,599
FNB Corp	80,134	1,068,988
FNFV Group *	36,854	413,870
Forestar Group Inc *	15,319	167,590
Fox Chase Bancorp Inc	5,598	113,583
Franklin Financial Network Inc *	2,709	85,008
Franklin Street Properties Corp REIT	41,261	427,051
FRP Holdings Inc *	3,101	105,248
Fulton Financial Corp	80,853	1,051,898
GAIN Capital Holdings Inc	15,010	121,731
GAMCO Investors Inc ‘A’	2,910	90,326
German American Bancorp Inc	6,115	203,752
Getty Realty Corp REIT	11,714	200,895
Glacier Bancorp Inc	34,522	915,869
Gladstone Commercial Corp REIT	9,775	142,617
Global Indemnity PLC *	3,560	103,311
Government Properties Income Trust REIT	31,043	492,652
Gramercy Property Trust REIT	191,689	1,479,841
Great Ajax Corp REIT	2,428	29,427
Great Southern Bancorp Inc	4,828	218,515
Great Western Bancorp Inc	18,973	550,596
Green Bancorp Inc *	4,367	45,766
Green Dot Corp ‘A’ *	21,078	346,101
Greenhill & Co Inc	13,467	385,291
Greenlight Capital Re Ltd ‘A’ *	13,360	249,966
Guaranty Bancorp	6,865	113,547
Hallmark Financial Services Inc *	6,509	76,090
Hampton Roads Bankshares Inc *	15,696	28,881
Hancock Holding Co	35,610	896,304
Hanmi Financial Corp	14,578	345,790
Hannon Armstrong Sustainable Infrastructure Capital Inc REIT	15,651	296,117
Hatteras Financial Corp REIT	44,197	581,191
HCI Group Inc	4,099	142,850
Healthcare Realty Trust Inc REIT	45,805	1,297,198
Heartland Financial USA Inc	8,193	256,932
Heritage Commerce Corp	9,521	113,871
Heritage Financial Corp	13,890	261,688
Heritage Insurance Holdings Inc	11,554	252,108
Heritage Oaks Bancorp	11,308	90,577

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Shares	Value
Hersha Hospitality Trust REIT	21,600	$470,016
HFF Inc ‘A’	17,313	537,915
Highwoods Properties Inc REIT	43,077	1,878,157
Hilltop Holdings Inc *	34,915	671,066
Hingham Institution for Savings	530	63,494
Home BancShares Inc	25,869	1,048,212
HomeStreet Inc *	10,212	221,703
HomeTrust Bancshares Inc *	8,371	169,513
Horace Mann Educators Corp	18,824	624,580
Horizon Bancorp	4,754	132,922
Houlihan Lokey Inc	5,213	136,633
Hudson Pacific Properties Inc REIT	33,935	954,931
IBERIABANK Corp	17,284	951,830
Impac Mortgage Holdings Inc *	4,180	75,240
Independence Holding Co	3,226	44,680
Independence Realty Trust Inc REIT	12,847	96,481
Independent Bank Corp MA	11,960	556,379
Independent Bank Corp MI	10,071	153,381
Independent Bank Group Inc	4,435	141,920
Infinity Property & Casualty Corp	5,242	431,050
InfraREIT Inc	10,256	189,736
Inland Real Estate Corp REIT	40,893	434,284
International Bancshares Corp	24,727	635,484
INTL. FCStone Inc *	6,865	229,703
Invesco Mortgage Capital Inc REIT	57,292	709,848
Investment Technology Group Inc	15,812	269,120
Investors Bancorp Inc	158,547	1,972,325
Investors Real Estate Trust REIT	56,719	394,197
iStar Inc REIT *	39,169	459,452
James River Group Holdings Ltd	5,010	168,035
Janus Capital Group Inc	66,606	938,479
KCG Holdings Inc ‘A’ *	15,791	194,387
Kearny Financial Corp	43,025	545,127
Kemper Corp	19,874	740,307
Kennedy-Wilson Holdings Inc	42,173	1,015,526
Kite Realty Group Trust REIT	38,023	985,936
Ladder Capital Corp REIT	16,772	208,308
Ladenburg Thalmann Financial Services Inc *	48,335	133,405
Lakeland Bancorp Inc	17,374	204,839
Lakeland Financial Corp	7,626	355,524
LaSalle Hotel Properties REIT	51,415	1,293,601
LegacyTexas Financial Group Inc	21,763	544,510
LendingTree Inc *	2,730	243,734
Lexington Realty Trust REIT	94,706	757,648
Live Oak Bancshares Inc	1,169	16,600
LTC Properties Inc REIT	16,239	700,550
Mack-Cali Realty Corp REIT	40,443	944,344
Maiden Holdings Ltd	23,136	344,958
MainSource Financial Group Inc	9,964	227,976
Marcus & Millichap Inc *	6,283	183,087
MarketAxess Holdings Inc	16,967	1,893,348
Marlin Business Services Corp	3,834	61,574
MB Financial Inc	34,005	1,100,742
MBIA Inc *	61,420	398,002
Medical Properties Trust Inc REIT	107,035	1,231,973
Medley Management Inc ‘A’	3,578	20,359
Mercantile Bank Corp	7,706	189,105
Merchants Bancshares Inc	2,341	73,718
Meridian Bancorp Inc	25,382	357,886
Meta Financial Group Inc	3,165	145,368
Metro Bancorp Inc	5,488	172,213
MGIC Investment Corp *	154,625	1,365,339
MidWestOne Financial Group Inc	3,537	107,560
Moelis & Co ‘A’	8,028	234,257
Monmouth Real Estate Investment Corp REIT	27,779	290,568
Monogram Residential Trust Inc REIT	77,234	753,804
National Bank Holdings Corp ‘A’	13,530	289,136
National Bankshares Inc	3,196	113,586

	Shares	Value
National Commerce Corp *	2,757	$69,063
National General Holdings Corp	17,387	380,080
National Health Investors Inc REIT	17,230	1,048,790
National Interstate Corp	3,227	86,161
National Penn Bancshares Inc	64,225	791,894
National Storage Affiliates Trust REIT	10,895	186,631
National Western Life Group Inc ‘A’	1,030	259,498
Nationstar Mortgage Holdings Inc *	18,124	242,318
NBT Bancorp Inc	20,103	560,472
Nelnet Inc ‘A’	10,954	367,726
New Residential Investment Corp REIT	105,832	1,286,917
New Senior Investment Group Inc REIT	40,024	394,637
New York Mortgage Trust Inc REIT	53,203	283,572
New York REIT Inc	74,907	861,431
NewBridge Bancorp	16,549	201,567
NewStar Financial Inc *	11,244	100,971
NexPoint Residential Trust Inc REIT	9,036	118,281
NMI Holdings Inc ‘A’ *	22,806	154,397
Northfield Bancorp Inc	21,455	341,564
Northwest Bancshares Inc	44,197	591,798
OceanFirst Financial Corp	6,256	125,308
Ocwen Financial Corp *	49,443	344,618
OFG Bancorp	20,957	153,405
Old National Bancorp	53,519	725,718
Old Second Bancorp Inc *	10,485	82,202
OM Asset Management PLC	11,516	176,540
On Deck Capital Inc *	5,296	54,549
One Liberty Properties Inc REIT	6,095	130,799
OneBeacon Insurance Group Ltd ‘A’	9,945	123,417
Oppenheimer Holdings Inc ‘A’	4,764	82,798
Opus Bank	4,888	180,709
Orchid Island Capital Inc REIT	10,213	101,415
Oritani Financial Corp	20,083	331,370
Pacific Continental Corp	9,163	136,345
Pacific Premier Bancorp Inc *	10,030	213,138
Park National Corp	5,972	540,347
Park Sterling Corp	20,643	151,107
Parkway Properties Inc REIT	38,220	597,379
Patriot National Inc *	3,983	26,726
Peapack Gladstone Financial Corp	7,031	144,979
Pebblebrook Hotel Trust REIT	32,698	916,198
Penns Woods Bancorp Inc	2,232	94,771
Pennsylvania REIT	31,131	680,835
PennyMac Financial Services Inc ‘A’ *	6,320	97,075
PennyMac Mortgage Investment Trust REIT	26,181	399,522
Peoples Bancorp Inc	8,256	155,543
Peoples Financial Services Corp	3,484	132,671
PHH Corp *	23,040	373,248
Physicians Realty Trust REIT	36,901	622,151
PICO Holdings Inc *	10,593	109,320
Pinnacle Financial Partners Inc	16,414	843,023
Piper Jaffray Cos *	6,717	271,367
Potlatch Corp REIT	18,324	554,118
PRA Group Inc *	21,932	760,821
Preferred Apartment Communities Inc ‘A’ REIT	10,209	133,534
Preferred Bank	5,284	174,478
Primerica Inc	22,020	1,040,005
PrivateBancorp Inc	35,723	1,465,357
Prosperity Bancshares Inc	31,794	1,521,661
Provident Financial Services Inc	30,035	605,205
PS Business Parks Inc REIT	8,896	777,777
Pzena Investment Management Inc ‘A’	5,865	50,439
QCR Holdings Inc	5,441	132,162
QTS Realty Trust Inc ‘A’ REIT	12,869	580,521
Radian Group Inc	87,230	1,168,010
RAIT Financial Trust REIT	38,266	103,318
Ramco-Gershenson Properties Trust REIT	36,528	606,730
RCS Capital Corp ‘A’ *	22,897	6,972
RE/MAX Holdings Inc ‘A’	5,591	208,544

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Shares	Value
Redwood Trust Inc REIT	38,214	$504,425
Regional Management Corp *	5,198	80,413
Renasant Corp	18,386	632,662
Republic Bancorp Inc ‘A’	4,446	117,419
Resource America Inc ‘A’	7,411	45,429
Resource Capital Corp REIT	15,602	199,082
Retail Opportunity Investments Corp REIT	44,383	794,456
Rexford Industrial Realty Inc REIT	26,146	427,749
RLI Corp	19,555	1,207,521
RLJ Lodging Trust REIT	60,220	1,302,559
Rouse Properties Inc REIT	16,952	246,821
Ryman Hospitality Properties Inc REIT	19,923	1,028,824
S&T Bancorp Inc	15,878	489,360
Sabra Health Care REIT Inc	29,467	596,117
Safeguard Scientifics Inc *	9,520	138,135
Safety Insurance Group Inc	6,739	379,945
Sandy Spring Bancorp Inc	11,309	304,891
Saul Centers Inc REIT	4,476	229,485
Seacoast Banking Corp of Florida *	10,253	153,590
Select Income REIT	28,986	574,503
Selective Insurance Group Inc	26,018	873,684
ServisFirst Bancshares Inc	10,192	484,426
Sierra Bancorp	5,553	98,010
Silver Bay Realty Trust Corp REIT	16,909	264,795
Simmons First National Corp ‘A’	13,665	701,834
South State Corp	10,951	787,924
Southside Bancshares Inc	11,674	280,409
Southwest Bancorp Inc	8,715	152,338
Sovran Self Storage Inc REIT	16,294	1,748,509
STAG Industrial Inc REIT	30,165	556,544
Starwood Waypoint Residential Trust REIT	17,798	402,947
State Auto Financial Corp	6,744	138,859
State Bank Financial Corp	16,390	344,682
State National Cos Inc	14,212	139,420
Sterling Bancorp	55,128	894,176
Stewart Information Services Corp	10,601	395,735
Stifel Financial Corp *	30,857	1,307,103
Stock Yards Bancorp Inc	6,798	256,896
Stonegate Bank	5,028	165,220
Stonegate Mortgage Corp *	6,642	36,199
STORE Capital Corp REIT	16,583	384,726
Suffolk Bancorp	5,503	156,010
Summit Hotel Properties Inc REIT	40,492	483,879
Sun Bancorp Inc *	3,916	80,826
Sun Communities Inc REIT	22,081	1,513,211
Sunstone Hotel Investors Inc REIT	94,696	1,182,753
Symetra Financial Corp	34,345	1,091,141
Talmer Bancorp Inc ‘A’	22,878	414,321
Tejon Ranch Co *	6,247	119,630
Terreno Realty Corp REIT	19,969	451,699
Territorial Bancorp Inc	3,942	109,351
Texas Capital Bancshares Inc *	20,827	1,029,270
The Bancorp Inc *	15,765	100,423
The First of Long Island Corp	5,619	168,570
The GEO Group Inc REIT	33,841	978,343
The JG Wentworth Co ‘A’ *	6,660	11,988
The Navigators Group Inc *	4,884	418,998
The RMR Group Inc ‘A’ *	848	12,220
The St Joe Co *	25,120	464,971
Third Point Reinsurance Ltd * (Bermuda)	38,894	521,569
Tiptree Financial Inc ‘A’	12,249	75,209
Tompkins Financial Corp	6,896	387,279
Towne Bank	20,836	434,847
TriCo Bancshares	10,410	285,650
TriState Capital Holdings Inc *	9,837	137,620
Triumph Bancorp Inc *	7,151	117,992
TrustCo Bank Corp NY	43,358	266,218
Trustmark Corp	30,877	711,406
UMB Financial Corp	17,760	826,728
UMH Properties Inc REIT	10,770	108,992

	Shares	Value
Umpqua Holdings Corp	100,077	$1,591,224
Union Bankshares Corp	20,605	520,070
United Bankshares Inc	31,476	1,164,297
United Community Banks Inc	23,859	465,012
United Community Financial Corp	22,622	133,470
United Development Funding IV REIT	13,844	152,284
United Financial Bancorp Inc	22,655	291,796
United Fire Group Inc	9,223	353,333
United Insurance Holdings Corp	8,086	138,271
Universal Health Realty Income Trust REIT	4,266	213,343
Universal Insurance Holdings Inc	14,756	342,044
Univest Corp of Pennsylvania	8,124	169,467
Urban Edge Properties REIT	39,691	930,754
Urstadt Biddle Properties Inc ‘A’ REIT	8,855	170,370
Valley National Bancorp	106,637	1,050,374
Virtu Financial Inc ‘A’	8,856	200,500
Virtus Investment Partners Inc	3,148	369,764
Walker & Dunlop Inc *	12,169	350,589
Walter Investment Management Corp *	17,402	247,456
Washington REIT	31,179	843,704
Washington Federal Inc	42,755	1,018,852
Washington Trust Bancorp Inc	6,809	269,092
Waterstone Financial Inc	12,186	171,823
Webster Financial Corp	41,347	1,537,695
WesBanco Inc	17,571	527,481
West Bancorp Inc	7,303	144,234
Westamerica Bancorp	11,677	545,900
Western Alliance Bancorp *	39,225	1,406,609
Western Asset Mortgage Capital Corp REIT	20,424	208,733
Westwood Holdings Group Inc	3,559	185,388
Whitestone REIT	12,058	144,817
Wilshire Bancorp Inc	32,325	373,354
Wintrust Financial Corp	21,483	1,042,355
WisdomTree Investments Inc	51,864	813,228
World Acceptance Corp *	3,371	125,064
WSFS Financial Corp	12,955	419,224
Xenia Hotels & Resorts Inc REIT	50,778	778,427
Yadkin Financial Corp	11,533	290,286
ZAIS Group Holdings Inc *	1,178	10,908

		196,170,668

Health Care - 15.9%

AAC Holdings Inc *	3,611	68,826
Abaxis Inc	10,403	579,239
Abeona Therapeutics Inc *	4,705	15,809
ABIOMED Inc *	19,020	1,717,126
ACADIA Pharmaceuticals Inc *	36,222	1,291,314
Accelerate Diagnostics Inc *	9,909	212,944
Acceleron Pharma Inc *	9,923	483,845
Accuray Inc *	36,533	246,598
Aceto Corp	13,319	359,347
Achillion Pharmaceuticals Inc *	53,926	581,862
Aclaris Therapeutics Inc *	2,301	61,989
Acorda Therapeutics Inc *	19,622	839,429
Adamas Pharmaceuticals Inc *	4,759	134,775
Addus HomeCare Corp *	2,963	68,979
Adeptus Health Inc ‘A’ *	2,852	155,491
Aduro Biotech Inc *	3,779	106,341
Advaxis Inc *	14,070	141,544
Aegerion Pharmaceuticals Inc *	11,503	116,180
Aerie Pharmaceuticals Inc *	9,450	230,108
Affimed NV * (Germany)	7,209	51,328
Affymetrix Inc *	35,445	357,640
Agenus Inc *	34,970	158,764
Agile Therapeutics Inc *	4,634	45,228
Aimmune Therapeutics Inc *	5,027	92,748
Air Methods Corp *	18,015	755,369
Akebia Therapeutics Inc *	10,995	142,055
Albany Molecular Research Inc *	11,450	227,283
Alder Biopharmaceuticals Inc *	10,695	353,256

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Shares	Value
Alimera Sciences Inc *	13,396	$32,418
Alliance HealthCare Services Inc *	2,288	21,004
Almost Family Inc *	3,267	124,897
AMAG Pharmaceuticals Inc *	13,302	401,587
Amedisys Inc *	12,918	507,936
Amicus Therapeutics Inc *	53,135	515,409
AMN Healthcare Services Inc *	21,814	677,325
Amphastar Pharmaceuticals Inc *	14,628	208,156
Amsurg Corp *	24,226	1,841,176
Anacor Pharmaceuticals Inc *	18,650	2,106,890
Analogic Corp	5,737	473,876
AngioDynamics Inc *	11,705	142,099
ANI Pharmaceuticals Inc *	3,581	161,593
Anika Therapeutics Inc *	6,671	254,565
Antares Pharma Inc *	71,590	86,624
Anthera Pharmaceuticals Inc *	18,143	84,184
Applied Genetic Technologies Corp *	3,941	80,396
Aratana Therapeutics Inc *	13,568	75,709
Ardelyx Inc *	7,543	136,679
Arena Pharmaceuticals Inc *	111,203	211,286
ARIAD Pharmaceuticals Inc *	76,848	480,300
Array BioPharma Inc *	64,619	272,692
Arrowhead Research Corp *	27,566	169,531
Assembly Biosciences Inc *	6,526	49,010
Asterias Biotherapeutics Inc *	4,798	18,856
Atara Biotherapeutics Inc *	7,698	203,304
AtriCure Inc *	13,115	294,301
Atrion Corp	666	253,879
aTyr Pharma Inc *	2,894	28,448
Avalanche Biotechnologies Inc *	8,925	84,966
Axovant Sciences Ltd *	5,931	106,936
Bellicum Pharmaceuticals Inc *	3,712	75,242
BioCryst Pharmaceuticals Inc *	33,156	342,170
BioDelivery Sciences International Inc *	21,241	101,744
BioScrip Inc *	30,998	54,247
BioSpecifics Technologies Corp *	2,232	95,909
BioTelemetry Inc *	12,415	145,007
BioTime Inc *	23,201	95,124
Blueprint Medicines Corp *	4,307	113,446
Calithera Biosciences Inc *	5,348	40,966
Cambrex Corp *	14,398	678,002
Cantel Medical Corp	15,665	973,423
Capital Senior Living Corp *	13,620	284,113
Cara Therapeutics Inc *	8,537	143,934
Carbylan Therapeutics Inc *	5,713	20,681
Cardiovascular Systems Inc *	14,509	219,376
Castlight Health Inc ‘B’ *	15,812	67,517
Catabasis Pharmaceuticals Inc *	972	7,708
Catalent Inc *	38,388	960,852
Catalyst Pharmaceuticals Inc *	34,155	83,680
Celldex Therapeutics Inc *	45,078	706,823
Cellular Biomedicine Group Inc *	4,499	96,684
Cempra Inc *	14,596	454,373
Cepheid *	32,719	1,195,225
Cerus Corp *	43,785	276,721
Chemed Corp	7,767	1,163,497
ChemoCentryx Inc *	12,663	102,570
Chiasma Inc *	2,861	55,990
Chimerix Inc *	20,929	187,315
Cidara Therapeutics Inc *	2,226	38,198
Civitas Solutions Inc *	5,321	153,192
Clovis Oncology Inc *	12,748	446,180
Coherus Biosciences Inc *	10,755	246,935
Collegium Pharmaceutical Inc *	3,089	84,948
Computer Programs & Systems Inc	5,163	256,859
Concert Pharmaceuticals Inc *	6,920	131,272
ConforMIS Inc *	4,069	70,353
CONMED Corp	12,712	559,964
Connecture Inc *	3,381	12,205
Corcept Therapeutics Inc *	28,393	141,397

	Shares	Value
Corindus Vascular Robotics Inc *	9,419	$30,235
Corium International Inc *	3,777	30,669
CorMedix Inc *	15,051	30,554
CorVel Corp *	3,960	173,923
Cross Country Healthcare Inc *	14,838	243,195
CryoLife Inc	11,771	126,891
CTI BioPharma Corp *	89,881	110,554
Curis Inc *	50,553	147,109
Cutera Inc *	6,697	85,655
Cynosure Inc ‘A’ *	10,118	451,971
Cytokinetics Inc *	16,010	167,465
CytomX Therapeutics Inc *	3,168	66,116
CytRx Corp *	29,099	77,112
Depomed Inc *	27,538	499,264
Dermira Inc *	6,666	230,710
Dicerna Pharmaceuticals Inc *	6,667	79,137
Dimension Therapeutics Inc *	1,830	20,642
Diplomat Pharmacy Inc *	16,586	567,573
Durect Corp *	50,378	111,335
Dyax Corp *	66,197	2,490,331
Dynavax Technologies Corp *	16,287	393,494
Eagle Pharmaceuticals Inc *	3,938	349,182
Edge Therapeutics Inc *	3,425	42,813
Emergent BioSolutions Inc *	13,928	557,259
Enanta Pharmaceuticals Inc *	7,377	243,589
EndoChoice Holdings Inc *	1,917	16,007
Endocyte Inc *	17,148	68,763
Endologix Inc *	31,150	308,385
Entellus Medical Inc *	2,562	43,195
Epizyme Inc *	13,172	211,015
Esperion Therapeutics Inc *	6,036	134,361
Evolent Health Inc ‘A’ *	5,375	65,091
Exact Sciences Corp *	43,932	405,492
Exactech Inc *	4,765	86,485
ExamWorks Group Inc *	18,980	504,868
Exelixis Inc *	103,142	581,721
Fibrocell Science Inc *	11,714	53,299
FibroGen Inc *	21,890	666,988
Five Prime Therapeutics Inc *	10,154	421,391
Five Star Quality Care Inc *	19,213	61,097
Flex Pharma Inc *	2,409	29,992
Flexion Therapeutics Inc *	6,360	122,557
Fluidigm Corp *	13,385	144,692
Foamix Pharmaceuticals Ltd * (Israel)	10,564	85,674
Foundation Medicine Inc *	5,462	115,030
Galena Biopharma Inc *	75,616	111,156
Genesis Healthcare Inc *	16,935	58,764
GenMark Diagnostics Inc *	19,352	150,172
Genocea Biosciences Inc *	8,578	45,206
Genomic Health Inc *	8,131	286,211
Geron Corp *	72,235	349,617
Glaukos Corp *	2,801	69,157
Global Blood Therapeutics Inc *	3,129	101,161
Globus Medical Inc ‘A’ *	31,295	870,627
Greatbatch Inc *	11,663	612,307
Haemonetics Corp *	23,586	760,413
Halozyme Therapeutics Inc *	48,562	841,579
Halyard Health Inc *	21,179	707,590
Hanger Inc *	16,333	268,678
Harvard Bioscience Inc *	12,671	43,968
HealthEquity Inc *	16,633	416,989
HealthSouth Corp	41,677	1,450,776
HealthStream Inc *	11,642	256,124
Healthways Inc *	14,399	185,315
HeartWare International Inc *	7,972	401,789
Heron Therapeutics Inc *	13,397	357,700
Heska Corp *	2,598	100,491
HMS Holdings Corp *	40,280	497,055
ICU Medical Inc *	6,454	727,882
Idera Pharmaceuticals Inc *	38,891	120,173

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Shares	Value
Ignyta Inc *	9,741	$130,529
Immune Design Corp *	5,026	100,922
ImmunoGen Inc *	39,439	535,187
Immunomedics Inc *	43,213	132,664
Impax Laboratories Inc *	32,604	1,394,147
Imprivata Inc *	4,162	47,031
INC Research Holdings Inc ‘A’ *	5,941	288,198
Infinity Pharmaceuticals Inc *	22,569	177,167
Inogen Inc *	7,280	291,855
Inovio Pharmaceuticals Inc *	33,102	222,445
Insmed Inc *	28,134	510,632
Insulet Corp *	25,884	978,674
Insys Therapeutics Inc *	10,776	308,517
Integra LifeSciences Holdings Corp *	12,749	864,127
Intersect ENT Inc *	7,576	170,460
Intra-Cellular Therapies Inc *	11,950	642,790
Invacare Corp	14,901	259,128
Invitae Corp *	3,155	25,903
InVivo Therapeutics Holdings Corp *	12,518	90,130
Invuity Inc *	1,524	13,442
iRadimed Corp *	1,181	33,103
Ironwood Pharmaceuticals Inc *	57,603	667,619
K2M Group Holdings Inc *	8,316	164,158
Karyopharm Therapeutics Inc *	10,606	140,530
Keryx Biopharmaceuticals Inc *	47,399	239,365
Kindred Healthcare Inc	38,202	454,986
Kite Pharma Inc *	13,225	814,924
La Jolla Pharmaceutical Co *	5,983	161,541
Landauer Inc	4,403	144,947
Lannett Co Inc *	12,216	490,106
Lantheus Holdings Inc *	4,118	13,919
LDR Holding Corp *	11,323	284,321
LeMaitre Vascular Inc	5,505	94,961
Lexicon Pharmaceuticals Inc *	18,766	249,775
LHC Group Inc *	5,956	269,747
Ligand Pharmaceuticals Inc *	8,065	874,407
Lion Biotechnologies Inc *	20,593	158,978
LivaNova PLC *	20,211	1,199,927
Loxo Oncology Inc *	3,908	111,183
Luminex Corp *	19,686	421,084
MacroGenics Inc *	14,427	446,804
Magellan Health Inc *	11,306	697,128
MannKind Corp *	112,808	163,572
Masimo Corp *	19,962	828,623
MedAssets Inc *	27,536	851,964
Medgenics Inc * (Israel)	8,950	53,879
Medidata Solutions Inc *	25,085	1,236,440
Meridian Bioscience Inc	19,192	393,820
Merit Medical Systems Inc *	20,323	377,805
Merrimack Pharmaceuticals Inc *	51,649	408,027
MiMedx Group Inc *	49,850	467,095
Mirati Therapeutics Inc *	4,959	156,704
Molina Healthcare Inc *	17,890	1,075,726
Momenta Pharmaceuticals Inc *	27,974	415,134
MyoKardia Inc *	2,205	32,325
Myriad Genetics Inc *	31,473	1,358,375
NanoString Technologies Inc *	5,975	87,892
NantKwest Inc *	2,736	47,415
Natera Inc *	3,716	40,133
National HealthCare Corp	4,583	282,771
National Research Corp ‘A’	4,811	77,168
National Research Corp ‘B’	358	12,824
Natus Medical Inc *	15,042	722,768
Navidea Biopharmaceuticals Inc *	69,192	92,025
Nektar Therapeutics *	60,227	1,014,825
Neogen Corp *	16,951	958,071
NeoGenomics Inc *	24,732	194,641
Neos Therapeutics Inc *	2,049	29,342
Neurocrine Biosciences Inc *	38,850	2,197,744
Nevro Corp *	7,605	513,414

	Shares	Value
NewLink Genetics Corp *	9,544	$347,306
Nivalis Therapeutics Inc *	1,456	11,269
Nobilis Health Corp *	15,235	42,963
Northwest Biotherapeutics Inc *	21,178	67,770
Novavax Inc *	122,719	1,029,612
Novocure Ltd *	3,284	73,430
NuVasive Inc *	22,048	1,193,017
NxStage Medical Inc *	29,109	637,778
Ocata Therapeutics Inc *	18,613	156,721
Ocular Therapeutix Inc *	7,103	66,555
Omeros Corp *	17,324	272,507
Omnicell Inc *	16,599	515,897
OncoMed Pharmaceuticals Inc *	7,723	174,076
Oncothyreon Inc *	41,480	92,086
Ophthotech Corp *	10,875	854,014
OraSure Technologies Inc *	26,427	170,190
Orexigen Therapeutics Inc *	47,757	82,142
Organovo Holdings Inc *	42,037	104,672
Orthofix International NV *	8,692	340,813
Osiris Therapeutics Inc	8,733	90,649
Otonomy Inc *	6,739	187,007
OvaScience Inc *	10,783	105,350
Owens & Minor Inc	28,720	1,033,346
Oxford Immunotec Global PLC *	9,349	107,514
Pacific Biosciences of California Inc *	27,639	362,900
Pacira Pharmaceuticals Inc *	16,592	1,274,100
Paratek Pharmaceuticals Inc *	5,442	103,235
PAREXEL International Corp *	25,131	1,711,924
PDL BioPharma Inc	75,791	268,300
Penumbra Inc *	1,868	100,517
Peregrine Pharmaceuticals Inc *	89,329	104,515
Pernix Therapeutics Holdings Inc *	20,030	59,089
Pfenex Inc *	7,484	92,652
PharMerica Corp *	13,955	488,425
Phibro Animal Health Corp ‘A’	8,031	241,974
Portola Pharmaceuticals Inc *	22,403	1,152,634
POZEN Inc *	13,289	90,764
PRA Health Sciences Inc *	9,129	413,270
Press Ganey Holdings Inc *	4,897	154,500
Prestige Brands Holdings Inc *	23,855	1,228,055
Progenics Pharmaceuticals Inc *	31,874	195,388
Proteon Therapeutics Inc *	3,323	51,540
Prothena Corp PLC * (Ireland)	14,331	976,084
PTC Therapeutics Inc *	15,528	503,107
Quality Systems Inc	22,718	366,214
Quidel Corp *	13,413	284,356
Radius Health Inc *	15,114	930,116
RadNet Inc *	15,976	98,732
Raptor Pharmaceutical Corp *	36,906	191,911
REGENXBIO Inc *	2,984	49,534
Regulus Therapeutics Inc *	12,895	112,444
Relypsa Inc *	14,929	423,088
Repligen Corp *	15,046	425,651
Retrophin Inc *	16,056	309,720
Revance Therapeutics Inc *	8,076	275,876
Rigel Pharmaceuticals Inc *	40,730	123,412
Rockwell Medical Inc *	23,052	236,052
RTI Surgical Inc *	26,618	105,673
Sage Therapeutics Inc *	6,317	368,281
Sagent Pharmaceuticals Inc *	10,100	160,691
Sangamo BioSciences Inc *	31,785	290,197
Sarepta Therapeutics Inc *	20,220	780,088
SciClone Pharmaceuticals Inc *	22,684	208,693
SeaSpine Holdings Corp *	4,155	71,383
Second Sight Medical Products Inc *	5,681	33,461
Select Medical Holdings Corp	48,125	573,169
Sequenom Inc *	54,267	88,998
Seres Therapeutics Inc *	3,631	127,412
Sientra Inc *	3,230	19,122
Sorrento Therapeutics Inc *	12,842	111,854

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Shares	Value
Spark Therapeutics Inc *	3,653	$165,517
Spectrum Pharmaceuticals Inc *	30,702	185,133
STAAR Surgical Co *	18,346	130,990
Stemline Therapeutics Inc *	6,884	43,438
STERIS PLC	38,831	2,925,528
Sucampo Pharmaceuticals Inc ‘A’ *	11,406	197,210
Supernus Pharmaceuticals Inc *	15,799	212,339
Surgery Partners Inc *	6,545	134,107
Surgical Care Affiliates Inc *	9,892	393,801
SurModics Inc *	6,229	126,262
Synergy Pharmaceuticals Inc *	45,938	260,468
Synta Pharmaceuticals Corp *	40,205	14,152
T2 Biosystems Inc *	4,225	46,222
Tandem Diabetes Care Inc *	8,260	97,551
Team Health Holdings Inc *	32,841	1,441,391
Teladoc Inc *	3,791	68,086
Teligent Inc *	19,243	171,263
TESARO Inc *	10,664	557,940
Tetraphase Pharmaceuticals Inc *	16,560	166,097
TG Therapeutics Inc *	16,123	192,347
The Ensign Group Inc	23,334	528,048
The Medicines Co *	30,176	1,126,772
The Providence Service Corp *	6,269	294,141
The Spectranetics Corp *	19,659	296,065
TherapeuticsMD Inc *	58,311	604,685
Theravance Biopharma Inc * (Cayman)	12,524	205,268
Theravance Inc	38,887	409,869
Threshold Pharmaceuticals Inc *	29,668	14,238
Tobira Therapeutics Inc *	1,135	11,407
Tokai Pharmaceuticals Inc *	4,462	38,909
TransEnterix Inc *	20,275	50,282
Trevena Inc *	13,453	141,257
Triple-S Management Corp ‘B’ *	11,070	264,684
Trovagene Inc *	14,123	76,264
Trupanion Inc *	6,839	66,749
Ultragenyx Pharmaceutical Inc *	17,486	1,961,579
Unilife Corp *	53,579	26,527
Universal American Corp	22,586	158,102
US Physical Therapy Inc	5,686	305,224
Utah Medical Products Inc	1,847	108,123
Vanda Pharmaceuticals Inc *	19,152	178,305
Vascular Solutions Inc *	8,081	277,906
Veracyte Inc *	6,164	44,381
Verastem Inc *	14,588	27,134
Versartis Inc *	10,210	126,502
Vitae Pharmaceuticals Inc *	6,270	113,487
Vital Therapies Inc *	9,176	105,708
VIVUS Inc *	49,495	50,485
Vocera Communications Inc *	11,943	145,705
Voyager Therapeutics Inc *	2,302	50,414
vTv Therapeutics Inc ‘A’ *	1,646	11,209
WellCare Health Plans Inc *	20,037	1,567,094
West Pharmaceutical Services Inc	32,747	1,972,024
Wright Medical Group NV *	40,654	983,014
XBiotech Inc *	1,904	20,696
Xencor Inc *	12,942	189,212
XenoPort Inc *	26,772	146,978
XOMA Corp *	39,489	52,520
Zafgen Inc *	7,506	47,213
Zeltiq Aesthetics Inc *	14,913	425,468
ZIOPHARM Oncology Inc *	52,522	436,458
Zogenix Inc *	10,647	156,937
Zynerba Pharmaceuticals Inc *	1,546	15,568

		126,695,293

Industrials - 11.7%

AAON Inc	18,671	433,541
AAR Corp	16,261	427,502
ABM Industries Inc	25,106	714,768
Acacia Research Corp	23,460	100,643

	Shares	Value
ACCO Brands Corp *	50,509	$360,129
Accuride Corp *	17,291	28,703
Actuant Corp ‘A’	27,395	656,384
Advanced Drainage Systems Inc	15,547	373,594
Aegion Corp *	16,754	323,520
Aerojet Rocketdyne Holdings Inc *	28,754	450,288
Aerovironment Inc *	9,019	265,790
Air Transport Services Group Inc *	24,174	243,674
Aircastle Ltd	28,660	598,707
Alamo Group Inc	4,463	232,522
Albany International Corp ‘A’	12,889	471,093
Allegiant Travel Co	6,057	1,016,546
Allied Motion Technologies Inc	2,945	77,100
Altra Industrial Motion Corp	12,083	303,042
Ameresco Inc ‘A’ *	9,140	57,125
American Railcar Industries Inc	3,961	183,315
American Science & Engineering Inc	3,348	138,540
American Woodmark Corp *	5,815	465,084
Apogee Enterprises Inc	13,166	572,853
Applied Industrial Technologies Inc	18,102	732,950
ARC Document Solutions Inc *	18,571	82,084
ArcBest Corp	11,908	254,712
Argan Inc	6,016	194,918
Astec Industries Inc	8,665	352,666
Astronics Corp *	10,154	413,369
Atlas Air Worldwide Holdings Inc *	11,491	475,038
AZZ Inc	11,658	647,835
Barnes Group Inc	24,793	877,424
Barrett Business Services Inc	3,266	142,202
Beacon Roofing Supply Inc *	22,451	924,532
Blount International Inc *	22,671	222,403
Blue Bird Corp *	1,904	19,307
BMC Stock Holdings Inc *	15,323	256,660
Brady Corp ‘A’	21,753	499,884
Briggs & Stratton Corp	20,468	354,096
Builders FirstSource Inc *	22,505	249,355
CAI International Inc *	8,107	81,719
Casella Waste Systems Inc ‘A’ *	18,099	108,232
CBIZ Inc *	23,320	229,935
CDI Corp	6,474	43,764
CEB Inc	15,251	936,259
CECO Environmental Corp	11,156	85,678
Celadon Group Inc	12,637	124,980
Chart Industries Inc *	14,020	251,799
CIRCOR International Inc	7,898	332,901
Civeo Corp *	50,801	72,137
CLARCOR Inc	22,702	1,127,835
Columbus McKinnon Corp	9,053	171,102
Comfort Systems USA Inc	16,861	479,190
Commercial Vehicle Group Inc *	13,643	37,655
Continental Building Products Inc *	14,552	254,078
Covenant Transportation Group Inc ‘A’ *	5,341	100,891
CRA International Inc *	4,454	83,067
Cubic Corp	9,903	467,917
Curtiss-Wright Corp	21,612	1,480,422
Deluxe Corp	22,703	1,238,222
DigitalGlobe Inc *	33,302	521,509
Douglas Dynamics Inc	10,418	219,507
Ducommun Inc *	5,126	83,144
DXP Enterprises Inc *	5,700	129,960
Dycom Industries Inc *	15,523	1,085,989
Eagle Bulk Shipping Inc *	10,137	35,682
Echo Global Logistics Inc *	13,786	281,097
EMCOR Group Inc	28,443	1,366,402
Encore Wire Corp	9,499	352,318
EnerSys	20,125	1,125,591
Engility Holdings Inc	8,217	266,888
Ennis Inc	11,833	227,785
Enphase Energy Inc *	13,139	46,118
EnPro Industries Inc	10,530	461,635

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Shares	Value
ESCO Technologies Inc	11,930	$431,150
Essendant Inc	17,230	560,147
Esterline Technologies Corp *	13,415	1,086,615
Exponent Inc	11,862	592,507
Federal Signal Corp	28,716	455,149
Forward Air Corp	14,127	607,602
Franklin Covey Co *	5,509	92,221
Franklin Electric Co Inc	21,768	588,389
FreightCar America Inc	5,614	109,080
FTI Consulting Inc *	18,972	657,570
FuelCell Energy Inc *	9,267	45,964
Furmanite Corp *	17,716	117,989
G&K Services Inc ‘A’	9,118	573,522
Generac Holdings Inc *	31,278	931,146
General Cable Corp	22,332	299,919
Gibraltar Industries Inc *	14,070	357,941
Global Brass & Copper Holdings Inc	9,984	212,659
Golden Ocean Group Ltd * (Norway)	30,091	32,197
GP Strategies Corp *	6,086	152,819
Graham Corp	4,694	78,953
Granite Construction Inc	17,798	763,712
Great Lakes Dredge & Dock Corp *	26,921	106,607
Griffon Corp	14,524	258,527
H&E Equipment Services Inc	14,270	249,440
Harsco Corp	36,679	289,031
Hawaiian Holdings Inc *	21,609	763,446
HC2 Holdings Inc *	9,096	48,118
Healthcare Services Group Inc	32,276	1,125,464
Heartland Express Inc	23,040	392,141
HEICO Corp	8,620	468,583
HEICO Corp ‘A’	18,275	899,130
Heidrick & Struggles International Inc	8,415	229,056
Heritage-Crystal Clean Inc *	5,968	63,261
Herman Miller Inc	26,951	773,494
Hill International Inc *	17,829	69,177
Hillenbrand Inc	28,490	844,159
HNI Corp	20,046	722,859
Hub Group Inc ‘A’ *	16,503	543,774
Hurco Cos Inc	2,991	79,441
Huron Consulting Group Inc *	10,683	634,570
Hyster-Yale Materials Handling Inc	4,353	228,315
ICF International Inc *	9,084	323,027
InnerWorkings Inc *	17,054	127,905
Insperity Inc	8,867	426,946
Insteel Industries Inc	8,333	174,326
Interface Inc	30,217	578,353
John Bean Technologies Corp	13,235	659,500
Kadant Inc	5,013	203,578
Kaman Corp	12,460	508,493
Kelly Services Inc ‘A’	13,304	214,860
Kforce Inc	11,257	284,577
Kimball International Inc ‘B’	15,590	152,314
KLX Inc *	23,883	735,358
Knight Transportation Inc	28,208	683,480
Knoll Inc	22,392	420,970
Korn/Ferry International	22,753	754,945
Kratos Defense & Security Solutions Inc *	20,811	85,325
Lawson Products Inc *	2,533	59,146
LB Foster Co ‘A’	4,669	63,779
Lindsay Corp	5,448	394,435
LSI Industries Inc	9,814	119,633
Lydall Inc *	7,802	276,815
Marten Transport Ltd	10,920	193,284
Masonite International Corp *	13,691	838,300
MasTec Inc *	30,231	525,415
Matson Inc	19,617	836,273
Matthews International Corp ‘A’	14,901	796,458
McGrath RentCorp	10,771	271,321
Meritor Inc *	44,886	374,798
Milacron Holdings Corp *	5,894	73,734

	Shares	Value
Miller Industries Inc	5,092	$110,904
Mistras Group Inc *	7,829	149,456
Mobile Mini Inc	20,915	651,084
Moog Inc ‘A’ *	16,673	1,010,384
MRC Global Inc *	47,274	609,835
MSA Safety Inc	13,494	586,584
Mueller Industries Inc	25,448	689,641
Mueller Water Products Inc ‘A’	73,631	633,227
Multi-Color Corp	5,818	347,975
MYR Group Inc *	9,696	199,835
National Presto Industries Inc	2,199	182,209
Navigant Consulting Inc *	22,305	358,218
Navios Maritime Holdings Inc (Monaco)	36,876	64,533
Navistar International Corp *	23,416	206,997
NCI Building Systems Inc *	12,610	156,490
Neff Corp ‘A’ *	5,503	42,153
NL Industries Inc *	3,396	10,324
NN Inc	12,380	197,337
Nortek Inc *	4,434	193,411
Northwest Pipe Co *	4,223	47,255
NV5 Global Inc *	2,355	51,763
Omega Flex Inc	1,397	46,115
On Assignment Inc *	23,430	1,053,178
Orion Marine Group Inc *	12,817	53,447
PAM Transportation Services Inc *	1,488	41,054
Park-Ohio Holdings Corp	4,061	149,364
Patrick Industries Inc *	5,772	251,082
Pendrell Corp *	75,608	37,887
PGT Inc *	22,083	251,525
Plug Power Inc *	78,577	165,797
Ply Gem Holdings Inc *	9,965	124,961
Powell Industries Inc	4,048	105,369
Power Solutions International Inc *	2,121	38,708
PowerSecure International Inc *	10,300	155,015
Preformed Line Products Co	1,160	48,836
Primoris Services Corp	17,789	391,892
Proto Labs Inc *	10,596	674,859
Quad/Graphics Inc	13,118	121,997
Quanex Building Products Corp	15,602	325,302
Radiant Logistics Inc *	14,049	48,188
Raven Industries Inc	17,187	268,117
RBC Bearings Inc *	10,676	689,563
Republic Airways Holdings Inc *	23,622	92,834
Resources Connection Inc	17,425	284,725
Rexnord Corp *	46,255	838,141
Roadrunner Transportation Systems Inc *	12,939	122,015
RPX Corp *	25,195	277,145
Rush Enterprises Inc ‘A’ *	16,197	354,552
Safe Bulkers Inc (Greece)	15,463	12,525
Saia Inc *	11,504	255,964
Scorpio Bulkers Inc *	12,244	121,098
Simpson Manufacturing Co Inc	19,240	657,046
SkyWest Inc	23,500	446,970
SP Plus Corp *	7,720	184,508
Sparton Corp *	4,595	91,854
Standex International Corp	5,774	480,108
Steelcase Inc ‘A’	37,563	559,689
Sun Hydraulics Corp	10,345	328,247
Sunrun Inc *	7,585	89,275
Swift Transportation Co *	40,571	560,691
TAL International Group Inc *	15,388	244,669
TASER International Inc *	24,683	426,769
Team Inc *	9,577	306,081
Teledyne Technologies Inc *	16,132	1,430,908
Tennant Co	8,271	465,326
Tetra Tech Inc	27,280	709,826
Textainer Group Holdings Ltd	10,208	144,035
The Advisory Board Co *	19,338	959,358
The Brink’s Co	22,278	642,943
The ExOne Co *	5,077	50,973

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Shares	Value
The Gorman-Rupp Co	8,688	$232,230
The Greenbrier Cos Inc	12,204	398,094
The KEYW Holding Corp *	15,412	92,780
Thermon Group Holdings Inc *	14,791	250,264
Titan International Inc	19,567	77,094
Titan Machinery Inc *	7,787	85,112
TRC Cos Inc *	7,901	73,084
Trex Co Inc *	14,551	553,520
TriMas Corp *	20,818	388,256
TriNet Group Inc *	18,987	367,398
TrueBlue Inc *	19,258	496,086
Tutor Perini Corp *	17,299	289,585
Twin Disc Inc	3,734	39,282
Ultrapetrol Bahamas Ltd * (Bahamas)	11,594	1,217
UniFirst Corp	6,688	696,890
Univar Inc *	17,234	293,150
Universal Forest Products Inc	9,113	623,056
Universal Truckload Services Inc	3,661	51,400
US Ecology Inc	9,976	363,525
USA Truck Inc *	4,566	79,677
UTi Worldwide Inc *	42,040	295,541
Vectrus Inc *	5,058	105,662
Veritiv Corp *	3,826	138,578
Viad Corp	9,366	264,402
Vicor Corp *	7,513	68,519
Virgin America Inc *	11,536	415,411
Volt Information Sciences Inc *	4,603	37,468
VSE Corp	1,961	121,935
Wabash National Corp *	31,301	370,291
WageWorks Inc *	16,395	743,841
Watts Water Technologies Inc ‘A’	12,728	632,200
Werner Enterprises Inc	20,230	473,180
Wesco Aircraft Holdings Inc *	28,177	337,279
West Corp	24,027	518,262
Woodward Inc	29,530	1,466,460
Xerium Technologies Inc *	5,033	59,641
XPO Logistics Inc *	32,480	885,080
YRC Worldwide Inc *	14,984	212,473

		93,076,567

Information Technology - 17.4%

6D Global Technologies Inc * +	8,394	24,427
A10 Networks Inc *	15,571	102,146
ACI Worldwide Inc *	52,948	1,133,087
Actua Corp *	18,521	212,065
Acxiom Corp *	35,854	750,066
ADTRAN Inc	22,085	380,304
Advanced Energy Industries Inc *	18,744	529,143
Advanced Micro Devices Inc *	291,257	835,908
Aerohive Networks Inc *	10,582	54,074
Agilysys Inc *	6,730	67,233
Alarm.com Holdings Inc *	2,776	46,304
Alliance Fiber Optic Products Inc	6,614	100,268
Alpha & Omega Semiconductor Ltd *	7,000	64,330
Ambarella Inc *	14,239	793,682
Amber Road Inc *	7,738	39,386
American Software Inc ‘A’	11,323	115,268
Amkor Technology Inc *	45,211	274,883
Angie’s List Inc *	20,482	191,507
Anixter International Inc *	12,911	779,695
Apigee Corp *	1,951	15,667
Appfolio Inc ‘A’ *	1,960	28,616
Applied Micro Circuits Corp *	36,851	234,741
Applied Optoelectronics Inc *	7,401	127,001
Aspen Technology Inc *	38,812	1,465,541
AVG Technologies NV *	18,866	378,263
Avid Technology Inc *	14,601	106,441
AVX Corp	20,760	252,026
Axcelis Technologies Inc *	51,064	132,256
Badger Meter Inc	6,658	390,092

	Shares	Value
Bankrate Inc *	30,527	$406,009
Barracuda Networks Inc *	3,702	69,153
Bazaarvoice Inc *	27,840	121,939
Bel Fuse Inc ‘B’	4,745	82,041
Belden Inc	19,287	919,604
Benchmark Electronics Inc *	24,004	496,163
Benefitfocus Inc *	3,600	131,004
Black Box Corp	6,891	65,671
Blackbaud Inc	21,261	1,400,249
Blackhawk Network Holdings Inc *	24,731	1,093,358
Blucora Inc *	18,790	184,142
Bottomline Technologies de Inc *	18,745	557,289
Box Inc ‘A’ *	5,935	82,853
Brightcove Inc *	14,556	90,247
BroadSoft Inc *	13,353	472,162
Brooks Automation Inc	30,762	328,538
Cabot Microelectronics Corp *	11,314	495,327
CACI International Inc ‘A’ *	11,028	1,023,178
CalAmp Corp *	16,702	332,871
Calix Inc *	20,201	158,982
Callidus Software Inc *	25,303	469,877
Carbonite Inc *	8,310	81,438
Cardtronics Inc *	20,545	691,339
Care.com Inc *	8,319	59,564
Cascade Microtech Inc *	6,384	103,740
Cass Information Systems Inc	5,315	273,510
Cavium Inc *	25,117	1,650,438
CEVA Inc *	9,507	222,084
ChannelAdvisor Corp *	9,948	137,780
Checkpoint Systems Inc	19,195	120,353
Ciber Inc *	36,699	128,813
Ciena Corp *	56,165	1,162,054
Cimpress NV * (Netherlands)	14,893	1,208,418
Cirrus Logic Inc *	28,691	847,245
Clearfield Inc *	5,286	70,885
Code Rebel Corp *	457	1,225
Coherent Inc *	10,913	710,545
Cohu Inc	11,697	141,183
CommVault Systems Inc *	20,716	815,175
comScore Inc *	15,753	648,236
Comtech Telecommunications Corp	7,399	148,646
Constant Contact Inc *	14,718	430,354
Control4 Corp *	9,616	69,908
Convergys Corp	44,958	1,119,005
Cornerstone OnDemand Inc *	24,495	845,812
CPI Card Group Inc *	6,410	68,331
Cray Inc *	18,720	607,464
CSG Systems International Inc	14,949	537,865
CTS Corp	15,185	267,863
Cvent Inc *	10,742	375,003
Daktronics Inc	17,687	154,231
Datalink Corp *	10,242	69,646
Demandware Inc *	15,146	817,430
DHI Group Inc *	20,508	188,058
Diebold Inc	29,706	893,854
Digi International Inc *	11,299	128,583
Digimarc Corp *	3,485	127,237
Digital Turbine Inc *	20,912	27,813
Diodes Inc *	17,120	393,418
DSP Group Inc *	10,260	96,854
DTS Inc *	8,058	181,950
EarthLink Holdings Corp	47,209	350,763
Eastman Kodak Co *	7,897	99,028
Ebix Inc	12,265	402,169
Electro Rent Corp	7,502	69,018
Electronics For Imaging Inc *	21,460	1,003,040
Ellie Mae Inc *	13,497	812,924
EMCORE Corp *	8,098	49,641
Endurance International Group Holdings Inc *	26,933	294,378

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Shares	Value
EnerNOC Inc *	12,360	$47,586
Entegris Inc *	64,194	851,854
Envestnet Inc *	17,782	530,793
EPAM Systems Inc *	22,251	1,749,374
Epiq Systems Inc	14,663	191,645
ePlus Inc *	2,586	241,170
Euronet Worldwide Inc *	23,638	1,712,100
Everi Holdings Inc *	29,041	127,490
EVERTEC Inc	30,177	505,163
Everyday Health Inc *	9,978	60,068
Exar Corp *	17,981	110,224
ExlService Holdings Inc *	15,186	682,307
Extreme Networks Inc *	45,570	185,926
Fabrinet * (Thailand)	16,286	387,933
Fair Isaac Corp	14,179	1,335,378
Fairchild Semiconductor International Inc *	52,775	1,092,970
FARO Technologies Inc *	7,964	235,097
FEI Co	18,791	1,499,334
Finisar Corp *	47,595	692,031
Five9 Inc *	10,577	92,020
Fleetmatics Group PLC *	17,268	877,042
FormFactor Inc *	26,647	239,823
Forrester Research Inc	4,756	135,451
Gigamon Inc *	12,555	333,586
Globant SA *	7,018	263,245
Glu Mobile Inc *	55,237	134,226
Gogo Inc *	25,725	457,905
GrubHub Inc *	34,102	825,268
GSI Group Inc *	15,790	215,060
GTT Communications Inc *	11,193	190,953
Guidance Software Inc *	8,837	53,199
Guidewire Software Inc *	31,894	1,918,743
Harmonic Inc *	40,428	164,542
Heartland Payment Systems Inc	16,700	1,583,494
Hortonworks Inc *	3,426	75,029
HubSpot Inc *	8,640	486,518
II-VI Inc *	24,019	445,793
Imation Corp *	14,420	19,755
Immersion Corp *	12,929	150,752
Imperva Inc *	12,172	770,609
Infinera Corp *	60,869	1,102,946
Infoblox Inc *	26,609	489,340
Inphi Corp *	17,605	475,687
Insight Enterprises Inc *	17,688	444,323
Instructure Inc *	1,638	34,103
Integrated Device Technology Inc *	67,215	1,771,115
Interactive Intelligence Group Inc *	7,915	248,689
InterDigital Inc	16,525	810,386
Internap Corp *	25,626	164,006
Intersil Corp ‘A’	60,027	765,945
Intralinks Holdings Inc *	18,381	166,716
InvenSense Inc *	35,763	365,855
Itron Inc *	17,587	636,298
Ixia *	27,755	344,995
IXYS Corp	11,416	144,184
j2 Global Inc	21,786	1,793,424
Jive Software Inc *	21,275	86,802
Kimball Electronics Inc *	13,360	146,826
Knowles Corp *	40,044	533,787
Kopin Corp *	29,432	80,055
KVH Industries Inc *	7,454	70,217
Lattice Semiconductor Corp *	53,255	344,560
Limelight Networks Inc *	27,569	40,251
Lionbridge Technologies Inc *	30,325	148,896
Liquidity Services Inc *	10,855	70,558
Littelfuse Inc	10,147	1,085,830
LivePerson Inc *	26,140	176,445
LogMeIn Inc *	11,281	756,955
Luxoft Holding Inc *	8,433	650,437

	Shares	Value
M/A-COM Technology Solutions Holdings Inc *	10,781	$440,835
Manhattan Associates Inc *	33,551	2,220,070
ManTech International Corp ‘A’	11,207	338,900
Marchex Inc ‘B’	14,375	55,919
Marin Software Inc *	12,977	46,458
Marketo Inc *	15,956	458,097
Mattson Technology Inc *	34,957	123,398
MAXIMUS Inc	30,076	1,691,775
MaxLinear Inc ‘A’ *	23,833	351,060
MaxPoint Interactive Inc *	2,987	5,108
Mentor Graphics Corp	45,231	833,155
Mercury Systems Inc *	15,612	286,636
Mesa Laboratories Inc	1,330	132,335
Methode Electronics Inc	17,592	559,953
Microsemi Corp *	43,050	1,402,999
MicroStrategy Inc ‘A’ *	4,250	761,983
MINDBODY Inc ‘A’ *	2,727	41,260
MKS Instruments Inc	24,065	866,340
MobileIron Inc *	17,937	64,753
Model N Inc *	9,626	107,426
ModusLink Global Solutions Inc *	16,192	40,156
MoneyGram International Inc *	13,322	83,529
Monolithic Power Systems Inc	17,883	1,139,326
Monotype Imaging Holdings Inc	18,249	431,406
Monster Worldwide Inc *	41,658	238,700
MTS Systems Corp	6,816	432,203
Multi-Fineline Electronix Inc *	4,154	85,905
Nanometrics Inc *	10,902	165,056
NeoPhotonics Corp *	12,751	138,476
NETGEAR Inc *	14,280	598,475
NetScout Systems Inc *	41,827	1,284,089
NeuStar Inc ‘A’ *	8,490	203,505
New Relic Inc *	2,682	97,705
Newport Corp *	18,277	290,056
NIC Inc	29,928	588,983
Nimble Storage Inc *	23,240	213,808
Novatel Wireless Inc *	17,665	29,501
NVE Corp	2,187	122,866
Oclaro Inc *	43,959	152,977
OmniVision Technologies Inc *	26,262	762,123
OPOWER Inc *	11,788	124,481
OSI Systems Inc *	8,992	797,231
Park City Group Inc *	4,781	56,942
Park Electrochemical Corp	9,347	140,766
Paycom Software Inc *	14,465	544,318
Paylocity Holding Corp *	7,056	286,121
PC Connection Inc	4,742	107,359
PDF Solutions Inc *	12,197	132,215
Pegasystems Inc	16,295	448,113
Perficient Inc *	16,239	278,012
PFSweb Inc *	5,269	67,812
Photronics Inc *	30,385	378,293
Plantronics Inc	16,122	764,505
Plexus Corp *	15,391	537,454
PMC-Sierra Inc *	79,752	926,718
Polycom Inc *	61,891	779,208
Power Integrations Inc	13,425	652,858
Progress Software Corp *	23,122	554,928
Proofpoint Inc *	17,905	1,164,004
PROS Holdings Inc *	10,869	250,422
Pure Storage Inc ‘A’ *	12,681	197,443
Q2 Holdings Inc *	8,961	236,302
QAD Inc ‘A’	4,658	95,582
Qlik Technologies Inc *	41,516	1,314,397
QLogic Corp *	39,969	487,622
Qualys Inc *	11,422	377,954
Quantum Corp *	98,159	91,288
QuinStreet Inc *	15,848	67,988
Quotient Technology Inc *	27,926	190,455

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Shares	Value
Rambus Inc *	52,849	$612,520
Rapid7 Inc *	3,188	48,234
RealD Inc *	18,465	194,806
RealNetworks Inc *	9,189	39,053
RealPage Inc *	24,086	540,731
Reis Inc	4,044	95,964
RetailMeNot Inc *	17,819	176,764
RingCentral Inc ‘A’ *	24,676	581,860
Rocket Fuel Inc *	12,225	42,665
Rofin-Sinar Technologies Inc *	12,889	345,167
Rogers Corp *	8,549	440,872
Rovi Corp *	37,488	624,550
Ruckus Wireless Inc *	34,658	371,187
Rudolph Technologies Inc *	14,503	206,233
Sanmina Corp *	35,460	729,767
Sapiens International Corp NV (Israel)	10,678	108,916
ScanSource Inc *	12,045	388,090
Science Applications International Corp	20,980	960,464
SciQuest Inc *	12,648	164,045
Seachange International Inc *	15,206	102,488
Semtech Corp *	30,423	575,603
ServiceSource International Inc *	27,302	125,862
ShoreTel Inc *	29,532	261,358
Shutterstock Inc *	9,045	292,515
Sigma Designs Inc *	16,014	101,208
Silicon Graphics International Corp *	15,363	90,642
Silicon Laboratories Inc *	19,324	937,987
Silver Spring Networks Inc *	16,711	240,806
Sonus Networks Inc *	22,592	161,081
SPS Commerce Inc *	7,656	537,528
Stamps.com Inc *	6,454	707,423
Stratasys Ltd *	23,314	547,413
Super Micro Computer Inc *	16,883	413,802
Sykes Enterprises Inc *	17,769	546,930
Synaptics Inc *	16,724	1,343,606
Synchronoss Technologies Inc *	17,757	625,579
SYNNEX Corp	12,979	1,167,201
Syntel Inc *	14,251	644,858
Take-Two Interactive Software Inc *	38,435	1,339,075
Tangoe Inc *	17,938	150,500
Tech Data Corp *	16,466	1,093,013
TechTarget Inc *	9,168	73,619
TeleCommunication Systems Inc ‘A’ *	22,969	114,156
Telenav Inc *	12,745	72,519
TeleTech Holdings Inc	7,639	213,204
Tessera Technologies Inc	23,504	705,355
Textura Corp *	9,120	196,810
The Hackett Group Inc	11,328	182,041
The Rubicon Project Inc *	11,832	194,636
TiVo Inc *	44,629	385,148
Travelport Worldwide Ltd	48,512	625,805
Travelzoo Inc *	2,852	23,871
TrueCar Inc *	22,414	213,830
TTM Technologies Inc *	27,138	176,668
TubeMogul Inc *	7,205	97,988
Tyler Technologies Inc *	15,328	2,671,977
Ubiquiti Networks Inc *	14,022	444,357
Ultra Clean Holdings Inc *	14,296	73,196
Ultratech Inc *	12,533	248,404
Unisys Corp *	23,233	256,725
United Online Inc *	6,721	79,241
Universal Display Corp *	18,253	993,693
Varonis Systems Inc *	4,025	75,670
VASCO Data Security International Inc *	13,483	225,571
Veeco Instruments Inc *	18,462	379,579
Verint Systems Inc *	27,838	1,129,109
ViaSat Inc *	19,341	1,179,994
Violin Memory Inc *	40,708	36,641
VirnetX Holding Corp *	21,965	56,450
Virtusa Corp *	13,491	557,718

	Shares	Value
Vishay Intertechnology Inc	62,025	$747,401
Vishay Precision Group Inc *	5,779	65,418
Web.com Group Inc *	20,107	402,341
WebMD Health Corp *	17,135	827,620
Wix.com Ltd * (Israel)	8,587	195,354
Workiva Inc *	3,257	57,225
Xactly Corp *	2,329	19,866
Xcerra Corp *	25,444	153,936
XO Group Inc *	12,304	197,602
Xura Inc *	10,434	256,468
Zendesk Inc *	24,626	651,111
Zix Corp *	26,470	134,468

		137,939,722

Materials - 3.5%

A Schulman Inc	13,375	409,810
AEP Industries Inc *	1,839	141,879
AK Steel Holding Corp *	81,684	182,972
American Vanguard Corp	13,445	188,364
Axiall Corp	32,205	495,957
Balchem Corp	14,227	865,002
Berry Plastics Group Inc *	54,357	1,966,636
Boise Cascade Co *	17,955	458,391
Calgon Carbon Corp	24,234	418,037
Carpenter Technology Corp	23,087	698,844
Century Aluminum Co *	23,131	102,239
Chase Corp	3,187	129,807
Chemtura Corp *	30,444	830,208
Clearwater Paper Corp *	8,103	368,930
Cliffs Natural Resources Inc *	70,331	111,123
Coeur Mining Inc *	62,866	155,908
Commercial Metals Co	52,215	714,823
Core Molding Technologies Inc *	3,616	46,393
Deltic Timber Corp	5,000	294,350
Ferro Corp *	33,422	371,653
Ferroglobe PLC	29,680	319,060
Flotek Industries Inc *	24,577	281,161
FutureFuel Corp	11,173	150,836
Greif Inc ‘A’	14,110	434,729
Handy & Harman Ltd *	1,220	25,022
Hawkins Inc	4,876	174,415
Haynes International Inc	5,623	206,308
HB Fuller Co	22,777	830,677
Headwaters Inc *	33,881	571,573
Hecla Mining Co	170,122	321,531
Horsehead Holding Corp *	26,341	53,999
Innophos Holdings Inc	8,674	251,373
Innospec Inc	11,082	601,863
Intrepid Potash Inc *	26,055	76,862
Kaiser Aluminum Corp	7,713	645,270
KapStone Paper & Packaging Corp	38,729	874,888
KMG Chemicals Inc	4,520	104,050
Koppers Holdings Inc *	9,515	173,649
Kraton Performance Polymers Inc *	14,410	239,350
Kronos Worldwide Inc	9,241	52,119
Louisiana-Pacific Corp *	64,912	1,169,065
LSB Industries Inc *	9,100	65,975
Materion Corp	9,227	258,356
Minerals Technologies Inc	15,757	722,616
Multi Packaging Solutions International Ltd *	7,552	131,027
Myers Industries Inc	11,292	150,409
Neenah Paper Inc	7,605	474,780
Olin Corp	75,220	1,298,297
Olympic Steel Inc	4,097	47,443
OMNOVA Solutions Inc *	21,678	132,886
PH Glatfelter Co	19,532	360,170
PolyOne Corp	40,400	1,283,104
Quaker Chemical Corp	6,100	471,286
Rayonier Advanced Materials Inc	18,614	182,231
Real Industry Inc *	11,109	89,205

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

	Shares	Value
Rentech Inc *	8,081	$28,445
Ryerson Holding Corp *	5,132	23,966
Schnitzer Steel Industries Inc ‘A’	11,778	169,250
Schweitzer-Mauduit International Inc	13,841	581,184
Senomyx Inc *	20,134	75,905
Sensient Technologies Corp	21,224	1,333,292
Stepan Co	8,815	438,017
Stillwater Mining Co *	55,462	475,309
Summit Materials Inc ‘A’ *	13,555	271,638
SunCoke Energy Inc	29,948	103,920
TimkenSteel Corp	18,329	153,597
Trecora Resources *	9,308	115,326
Tredegar Corp	11,279	153,620
Trinseo SA *	5,235	147,627
Tronox Ltd ‘A’	29,006	113,413
United States Lime & Minerals Inc	917	50,398
US Concrete Inc *	6,743	355,086
Valhi Inc	6,179	8,280
Wausau Paper Corp	18,900	193,347
Worthington Industries Inc	21,991	662,809

		27,631,340

Telecommunication Services - 0.8%

8x8 Inc *	40,417	462,775
Atlantic Tele-Network Inc	4,690	366,899
Boingo Wireless Inc *	16,546	109,535
Cincinnati Bell Inc *	97,455	350,838
Cogent Communications Holdings Inc	21,130	733,000
Consolidated Communications Holdings Inc	23,147	484,930
FairPoint Communications Inc *	9,406	151,154
General Communication Inc ‘A’ *	16,163	319,704
Globalstar Inc *	217,169	312,723
Hawaiian Telcom Holdco Inc *	4,901	121,839
IDT Corp ‘B’	7,728	90,108
inContact Inc *	28,073	267,816
Inteliquent Inc	15,370	273,125
Intelsat SA *	13,140	54,662
Iridium Communications Inc *	37,997	319,555
Lumos Networks Corp *	10,538	118,026
NTELOS Holdings Corp *	7,906	72,261
ORBCOMM Inc *	27,514	199,201
pdvWireless Inc *	6,066	166,815
Shenandoah Telecommunications Co	11,057	476,004
Spok Holdings Inc	9,907	181,496
Straight Path Communications Inc ‘B’ *	4,310	73,873
Vonage Holdings Corp *	85,214	489,128
Windstream Holdings Inc	46,267	297,960

		6,493,427

Utilities - 3.6%

Abengoa Yield PLC (Spain)	22,394	431,980
ALLETE Inc	22,291	1,133,052
American States Water Co	17,272	724,560
Artesian Resources Corp ‘A’	3,548	98,280
Atlantic Power Corp	55,278	108,898
Avista Corp	28,564	1,010,309
Black Hills Corp	22,095	1,025,871
California Water Service Group	21,882	509,194
Chesapeake Utilities Corp	6,966	395,321
Cleco Corp	27,527	1,437,185
Connecticut Water Service Inc	5,131	195,029
Consolidated Water Co Ltd (Cayman)	6,846	83,795
Dynegy Inc *	55,101	738,353
El Paso Electric Co	18,457	710,594
Genie Energy Ltd ‘B’ *	5,651	63,009
IDACORP Inc	22,853	1,554,004
MGE Energy Inc	15,703	728,619
Middlesex Water Co	7,270	192,946
New Jersey Resources Corp	38,739	1,276,837
Northwest Natural Gas Co	12,468	631,005

	Shares	Value
NorthWestern Corp	21,418	$1,161,926
NRG Yield Inc ‘A’	16,335	227,220
NRG Yield Inc ‘C’	28,483	420,409
ONE Gas Inc	23,840	1,196,053
Ormat Technologies Inc	16,966	618,750
Otter Tail Corp	17,020	453,243
Pattern Energy Group Inc	25,517	533,560
Piedmont Natural Gas Co Inc	35,803	2,041,487
PNM Resources Inc	36,078	1,102,904
Portland General Electric Co	40,600	1,476,622
SJW Corp	7,335	217,483
South Jersey Industries Inc	31,301	736,200
Southwest Gas Corp	21,278	1,173,694
Spark Energy Inc ‘A’	1,350	27,972
Talen Energy Corp *	38,437	239,463
TerraForm Global Inc ‘A’	17,317	96,802
The Empire District Electric Co	19,925	559,295
The Laclede Group Inc	19,670	1,168,595
The York Water Co	5,862	146,198
Unitil Corp	6,426	230,565
Vivint Solar Inc *	9,358	89,462
WGL Holdings Inc	22,616	1,424,582

		28,391,326

Total Common Stocks (Cost $723,787,256)		766,200,180

	Principal Amount

SHORT-TERM INVESTMENT - 3.3%

Repurchase Agreement - 3.3%

Fixed Income Clearing Corp 0.030% due 01/04/16 (Dated 12/31/15, repurchase price of $26,079,573; collateralized by Freddie Mac: 2.060% due 05/27/21 and value $9,845,325; and U.S. Treasury Notes: 2.000% due 05/31/21 and value $16,759,094)	$26,079,486	26,079,486

Total Short-Term Investment (Cost $26,079,486)		26,079,486

TOTAL INVESTMENTS - 99.8% (Cost $749,866,742)		792,341,323

OTHER ASSETS & LIABILITIES, NET - 0.2%		1,784,607

NET ASSETS - 100.0%		$794,125,930

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2015

Notes to Schedule of Investments

(a)	As of December 31, 2015, the fund’s composition as a percentage of net assets was as follows:

Financials	24.7%
Information Technology	17.4%
Health Care	15.9%
Consumer Discretionary	13.0%
Industrials	11.7%
Utilities	3.6%
Materials	3.5%
Consumer Staples	3.3%
Short-Term Investment	3.3%
Others (each less than 3.0%)	3.4%

99.8%
Other Assets & Liabilities, Net	0.2%

100.0%

(b)	Investments with a total aggregate value of $86,084 or less than 0.1% of the fund’s net assets were valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or the Board of Trustees.

(c)	Open futures contracts outstanding as of December 31, 2015 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation (Depreciation)
Russell 2000 Mini Index (03/16)	245	($169,475)

(d)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2015:

		Total Value at December 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights (1)	$61,657	$-	$-	$61,657
	Common Stocks
	Consumer Discretionary	103,082,898	103,082,898	-	-
	Consumer Staples	26,141,043	26,141,043	-	-
	Energy	20,577,896	20,577,896	-	-
	Financials	196,170,668	196,170,668	-	-
	Health Care	126,695,293	126,695,293	-	-
	Industrials	93,076,567	93,076,567	-	-
	Information Technology	137,939,722	137,915,295	-	24,427
	Materials	27,631,340	27,631,340	-	-
	Telecommunication Services	6,493,427	6,493,427	-	-
	Utilities	28,391,326	28,391,326	-	-

		766,200,180	766,175,753	-	24,427

	Short-Term Investment	26,079,486	-	26,079,486	-

	Total Assets	792,341,323	766,175,753	26,079,486	86,084

Liabilities	Derivatives:
	Equity Contracts
	Futures	(169,475)	(169,475)	-	-

	Total Liabilities	(169,475)	(169,475)	-	-

	Total	$792,171,848	$766,006,278	$26,079,486	$86,084

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192-193

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON DETAILED SCHEDULE OF INVESTMENTS

To the Board of Trustees and Shareholders of

Pacific Select Fund

We have audited the accompanying schedules of investments (the “schedules”) of the Equity Index, Small-Cap Equity, and Small Cap Index Portfolios of Pacific Select Fund (the “Fund”) as of December 31, 2015 (included in Item 6 of this Form N-CSR). The schedules are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these schedules based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the schedules are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting as it relates to the schedules. Our audit included consideration of internal control over financial reporting as it relates to the schedules as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting as it relates to the schedules. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the schedules, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall schedule presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the schedules of investments referred to above presents fairly, in all material respects, the investments in securities of the Equity Index, Small-Cap Equity, and Small Cap Index Portfolios of Pacific Select Fund as of December 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California

February 25, 2016

Item 6. Investments.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies—not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies—not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers—not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a) The Chief Executive Officer and Treasurer have concluded that Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) provide reasonable assurances that material information relating to Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no changes in Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics, subject to the disclosure of Item 2 hereof — attached hereto as Exhibit 99.

(a)(2)	Separate certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99.CERT.

(a)(3)	Not Applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30b-2(a)) is attached hereto as Exhibit 99.906.CERT pursuant to Section 906 of the Sarbanes Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pacific Select Fund

By:	/s/ Mary Ann Brown
Mary Ann Brown
Chief Executive Officer

Date:	March 4, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mary Ann Brown
Mary Ann Brown
Chief Executive Officer

Date:	March 4, 2016

By:	/s/ Eddie D. Tung
Eddie D. Tung
Treasurer (Principal Financial and Accounting Officer)

Date:	March 4, 2016